   As filed with the Securities and Exchange Commission on February 18, 2005

                                              Securities Act File No. 333-103022
                                       Investment Company Act File No. 811-21295

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

                           Pre-Effective Amendment No.                      / /

                          Post-Effective Amendment No. 6                    /X/

                                    and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                                 Amendment No. 7                            /X/
                        (Check appropriate box or boxes)

                        J.P. MORGAN MUTUAL FUND SERIES
                (Exact Name of Registrant Specified in Charter)
                               522 Fifth Avenue
                           New York, New York, 10036
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code:  (800) 480-4111

                             Avery P. Maher, Esq.
                   J.P. Morgan Investment Management Inc.
                              522 Fifth Avenue
                             New York, NY 10036
                  (Name and Address of Agent for Service)


             With copies to:                      With copies to:
           Avery P. Maher, Esq.            John E. Baumgardner, Jr., Esq.
          J.P. Morgan Investment              Sullivan & Cromwell LLP
             Management Inc.                     125 Broad Street
            522 Fifth Avenue                    New York, NY 10004
           New York, NY 10036

                            ------------------------

It is proposed that this filing will become effective (check appropriate box):


/ / immediately upon filing pursuant to paragraph (b)     /X/ on February 19, 2005 pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)     / / on (date) pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)     / / on (date) pursuant to paragraph (a)(2).


If appropriate, check the following box:


/X/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

JPMORGAN EQUITY FUNDS                   JPMORGAN MONEY MARKET FUNDS

JPMorgan Capital Growth Fund            JPMorgan 100% U.S. Treasury Securities
JPMorgan Disciplined Equity Fund              Money Market Fund
JPMorgan Diversified Fund               JPMorgan California Municipal Money
JPMorgan Dynamic Small Cap Fund              Market Fund
JPMorgan Growth and Income Fund         JPMorgan Federal Money Market Fund
JPMorgan Intrepid America Fund          JPMorgan New York Municipal Money
JPMorgan Intrepid Contrarian Fund            Market Fund
JPMorgan Intrepid Growth Fund           JPMorgan Prime Money Market Fund
JPMorgan Intrepid Value Fund            JPMorgan Tax Free Money Market Fund
JPMorgan Mid Cap Equity Fund              FOR THE MORGAN, CLASS B AND CLASS C
JPMorgan Small Cap Core Fund              SHARES, INSTITUTIONAL CLASS SHARES,
JPMorgan Small Cap Equity Fund            PREMIER SHARES, RESERVE SHARES AND
JPMorgan U.S. Equity Fund                     AGENCY SHARES PROSPECTUSES
JPMorgan U.S. Small Company Fund
      ALL SHARE CLASSES
                                        JPMORGAN TAX AWARE FUNDS
JPMORGAN INCOME FUNDS
                                        JPMorgan Tax Aware Disciplined
JPMorgan Bond Fund                           Equity Fund
JPMorgan Emerging Markets Debt Fund     JPMorgan Tax Aware Enhanced Income
JPMorgan Enhanced Income Fund                Fund
JPMorgan Global Strategic Income Fun    JPMorgan Tax Aware International
JPMorgan Short Term Bond Fund                Opportunities Fund
     ALL SHARE CLASSES                  JPMorgan Tax Aware Large Cap Growth Fund
                                        JPMorgan Tax Aware Large Cap Value Fund
JPMORGAN INTERNATIONAL EQUITY FUNDS     JPMorgan Tax Aware Short-Intermediate
                                             Income Fund
JPMorgan Asia Equity Fund               JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Emerging Markets Equity Fun         ALL SHARE CLASSES
JPMorgan International Equity Fund
JPMorgan International Growth Fund      JPMORGAN TAX FREE FUNDS
JPMorgan International Opportunities
   Fund                                 JPMorgan California Tax Free Bond Fund
JPMorgan International Value Fund       JPMorgan Intermediate Tax Free Bond Fund
JPMorgan International Small Cap        JPMorgan New Jersey Tax Free Bond Fund
     Equity Fund                        JPMorgan New York Tax Free Bond Fund
JPMorgan Intrepid European Fund              ALL SHARE CLASSES
JPMorgan Japan Fund
     ALL SHARE CLASSES


               SUPPLEMENT DATED FEBRUARY 19, 2005
          TO THE PROSPECTUSES DATED FEBRUARY 19, 2005

In the first paragraph under the section "The Funds' Management and Administration" or "The Fund's Management and Administration," as applicable, reference to J.P. Morgan Mutual Fund Series, a Massachusetts business trust, is hereby replaced with JPMorgan Trust I, a Delaware statutory trust.

                                                                  SUP-JPMTI-205

                         J.P. MORGAN MUTUAL FUND SERIES

                       SUPPLEMENT DATED FEBRUARY 19, 2005
                    TO EACH OF THE PROSPECTUSES (AS SUPPLEMENTED)
                 AND EACH OF THE STATEMENTS OF ADDITIONAL INFORMATION
              APPLICABLE TO THE SERIES OF J.P. MORGAN MUTUAL FUND SERIES
                             DATED FEBRUARY 19, 2005

The following information is intended to supplement and update the information in the prospectuses and statements of additional information ("SAIs") applicable to the series and classes of J.P. Morgan Mutual Fund Series. This supplement is not an offer to sell shares of any series or class of J.P. Morgan Mutual Fund Series and should be read with the prospectuses and SAIs applicable to the series of J.P. Morgan Mutual Fund Series (each a "Fund" and, together, the "Funds"). You should read those prospectuses carefully before determining whether to invest in the Funds.

1. IN THE FIRST PARAGRAPH OF THE SECTION ENTITLED "THE FUNDS' MANAGEMENT AND ADMINISTRATION" OR "THE FUND'S MANAGEMENT AND ADMINISTRATION" IN EACH PROSPECTUS, "JPMORGAN TRUST I" IS REPLACED WITH "J.P. MORGAN MUTUAL FUND SERIES" AND "DELAWARE STATUTORY TRUST" IS REPLACED WITH "MASSACHUSETTS BUSINESS TRUST."

2. THE SECTION OF EACH SAI ENTITLED "GENERAL -- THE TRUST AND THE FUNDS" IS REPLACED WITH THE FOLLOWING AND ALL REFERENCES IN THE SAI TO "JPMORGAN TRUST I" "JPMTI" OR "THE TRUST" SHOULD BE READ AS REFERRING TO J.P. MORGAN MUTUAL FUNDS SERIES TO THE EXTENT APPROPRIATE IN CONTEXT:

THE TRUST AND THE FUNDS

The Funds are series of J.P. Morgan Mutual Fund Series ("Trust"), an open-end, management investment company formed as a business trust under the laws of The Commonwealth of Massachusetts on January 27, 2003. Prior to February 18, 2005, the Trust consisted of four effective series: JPMorgan Intrepid America Fund, JPMorgan Intrepid Contrarian Fund, JPMorgan Intrepid Growth Fund and JPMorgan Intrepid Value Fund. Each Fund, other than JPMorgan Intrepid America Fund, JPMorgan Intrepid Contrarian Fund, JPMorgan Intrepid Growth Fund and JPMorgan Intrepid Value Fund, is a successor mutual fund ("Successor Funds") to JPMorgan Funds that were series of legal entities other than the Trust ("Predecessor Funds") prior to February 18, 2005.

The Predecessor Funds were formerly series of the entities indicated below, which were all Massachusetts business trusts (the "Predecessor Trusts"):

PREDECESSOR FUNDS                                            PRE-JMMFS REGISTRANT
-----------------------------------------------------------------------------------------------------
INCOME FUNDS
JPMorgan Bond Fund                                           J.P. Morgan Institutional Funds ("JPMIF")
JPMorgan Emerging Markets Debt Fund                          J.P. Morgan Funds ("JPMF")
JPMorgan Enhanced Income Fund                                J.P. Morgan Series Trust ("JPMST")

PREDECESSOR FUNDS                                            PRE-JMMFS REGISTRANT
-------------------------------------------------------------------------------------------------------------
JPMorgan Global Strategic Income Fund                        JPMIF
JPMorgan Short Term Bond Fund                                JPMIF
INTERNATIONAL EQUITY FUNDS
JPMorgan Asia Equity Fund                                    JPMMFG
JPMorgan Emerging Markets Equity Fund                        JPMIF
JPMorgan International Equity Fund                           J.P. Morgan Mutual Fund Select Group ("JPMMFSG")
JPMorgan International Growth Fund                           JPMMFG
JPMorgan International Opportunities Fund                    JPMIF
JPMorgan International Small Cap Equity Fund                 JPMMFG
JPMorgan International Value Fund                            JPMIF
JPMorgan Intrepid European Fund                              JPMMFG
JPMorgan Japan Fund                                          JPMMFG
MONEY MARKET FUNDS
JPMorgan 100% U.S. Treasury Securities Money Market Fund     J.P. Morgan Mutual Fund Trust ("JPMMFT")
JPMorgan California Municipal Money Market Fund              JPMMFT
JPMorgan Federal Money Market Fund                           JPMMFT
JPMorgan New York Municipal Money Market Fund                JPMMFT
JPMorgan Prime Money Market Fund                             JPMMFT
JPMorgan Tax Free Money Market Fund                          JPMMFT
SPECIALTY FUNDS
JPMorgan Global Healthcare Fund                              JPMST
JPMorgan Market Neutral Fund                                 JPMST
TAX AWARE FUNDS
JPMorgan Tax Aware Disciplined Equity Fund                   JPMST
JPMorgan Tax Aware Enhanced Income Fund                      JPMST
JPMorgan Tax Aware International Opportunities Fund          JPMMFG
JPMorgan Tax Aware Large Cap Growth Fund                     JPMMFSG
JPMorgan Tax Aware Large Cap Value Fund                      JPMMFSG
JPMorgan Tax Aware Short-Intermediate Income Fund            JPMIF
JPMorgan Tax Aware U.S. Equity Fund                          JPMST
TAX FREE INCOME FUNDS
JPMorgan California Tax Free Bond Fund                       JPMST
JPMorgan Intermediate Tax Free Bond Fund                     J.P. Morgan Mutual Fund Select Trust ("JPMMFST")
JPMorgan New Jersey Tax Free Bond Fund                       JPMMFST
JPMorgan New York Tax Free Bond Fund                         JPMMFST
U.S. EQUITY FUNDS
JPMorgan Capital Growth Fund                                 JPMMFG
JPMorgan Disciplined Equity Fund                             JPMIF
JPMorgan Diversified Fund                                    JPMIF
JPMorgan Dynamic Small Cap Fund                              JPMMFG
JPMorgan Growth and Income Fund                              JPMMFG
JPMorgan Mid Cap Equity Fund                                 JPMMFSG
JPMorgan Small Cap Core Fund                                 JPMMFSG
JPMorgan Small Cap Equity Fund                               JPMMFG
JPMorgan U.S. Equity Fund                                    JPMIF
JPMorgan U.S. Small Company Fund                             JPMIF

Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreement") between the Predecessor Trusts, on behalf of the Predecessor Funds, and the Trust, on behalf of the Successor

Funds. Pursuant to the Shell Reorganization Agreement, the Predecessor Funds were reorganized into the corresponding Successor Funds effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

The following three Funds did not approve a Shell Reorganization Agreement and remain series of their original investment companies as follows:

     1. JPMorgan Mid Cap Growth Fund (a series of J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT"));

     2. JPMorgan Mid Cap Value Fund (a series of J.P. Morgan Fleming Mutual Fund Group, Inc. ("JPMFMFG")); and

     3.   JPMorgan Short Term Bond Fund II (a series of JPMMFG).

JPMST. JPMST is an open-end management investment company which was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on August 15, 1996.

JPMMFST. JPMMFST is an open-end management investment company which was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996.

JPMMFSG. JPMMFSG is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996.

JPMMFG. JPMMFG is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987.

JPMMFIT. JPMMFIT is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on September 23, 1997.

JPMIF. JPMIF is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on November 4, 1992.

JPMF. JPMF is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on November 4, 1992.

JPMFMFG. JPMFMFG is a diversified open-end management investment company which was organized as a Maryland corporation (the "Corporation") on August 19, 1997. Effective April 30, 2003, the name of the Corporation was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMMFT. JPMMFT is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. On April 30, 2003, the name of JPMMFT was changed from Mutual Fund Trust to J.P. Morgan Mutual Fund Trust.

After the close of business on February 18, 2005, each of the Acquiring Funds listed below (in its capacity as a series of the indicated Predecessor Trust) acquired all of the assets and liabilities of the corresponding Acquired Fund pursuant to an Agreement and Plan of Reorganization approved by shareholders at either a shareholder meeting held January 20, 2005 or at a shareholder meeting adjourned on January 20, 2005 and reconvened on February 3, 2005 ("Merger Agreement").

ACQUIRED FUNDS                                              ACQUIRING FUNDS
------------------------------------------------------------------------------------------------------------------
JPMorgan Global 50 Fund (a series of JPMST)                 JPMorgan International Opportunities Fund (a series of
                                                              JPMIF)
JPMorgan Strategic Income Fund (a series of JPMMFG)         JPMorgan Global Strategic Income Fund (a series of
                                                              JPMIF)
One Group Balanced Fund (a series of One Group Mutual       JPMorgan Diversified Fund (a series of JPMIF)
  Funds ("OGMF"))
One Group Diversified Equity Fund (a series of OGMF)        JPMorgan U.S. Equity Fund (a series of JPMIF)
One Group Diversified International Fund (a series of       JPMorgan Fleming International Equity Fund (a series
  OGMF)                                                       of JPMMFSG)
One Group Health Sciences Fund (a series of OGMF)           JPMorgan Global Healthcare Fund (a series of JPMST)
One Group Institutional Prime Money Market Fund (a series   JPMorgan Prime Money Market Fund (a series of JPMMFT)
  of OGMF)
One Group Intermediate Tax-Free Bond Fund (a series of      JPMorgan Intermediate Tax Free Income Fund (a series
  OGMF)                                                       of JPMMFST)
One Group Treasury Only Money Market Fund (a series of      JPMorgan 100% U.S. Treasury Securities Money Market
  OGMF)                                                       Fund (a series of JPMMFT)

Following the merger, the terms of which were set forth in the Merger Agreement, the JPMorgan Intermediate Tax Free Income adopted the name "JPMorgan Intermediate Tax Free Bond Fund" effective February 19, 2005.

PENDING TRANSACTIONS. On January 20, 2005, shareholders of the Trust approved the redomiciliation of the Trust as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation will be effective after the close of business on the Closing Date, at which time each Fund will become a series of JPMorgan Trust I.

For ease of reference, throughout this SAI, the Board of Trustees of the Trust and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the "Board of Trustees."

3. THE SECTIONS OF EACH SAI ENTITLED "DELAWARE TRUST" AND "DESCRIPTION OF SHARES" ARE REPLACED WITH THE FOLLOWING:

                               MASSACHUSETTS TRUST

The Trust which is organized as a Massachusetts business trust and each Fund which is a series thereof is a separate and distinct series of the Trust. Copies of the Declaration of Trust for the Trust are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Board of Trustees intends to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

The Trust is an open-end, management investment company organized as Massachusetts business trust. Each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

For more information, contact your Financial Intermediary or see www.jpmorganfunds.com.

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
U.S. EQUITY
FUNDS
CLASS A, CLASS B & CLASS C SHARES


CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND (CLASS A)
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
GROWTH AND INCOME FUND
MID CAP GROWTH FUND (CLASS A AND CLASS B)
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
U.S. EQUITY FUND
VALUE OPPORTUNITIES FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGON ASSET MANAGEMENT LOGO]

CONTENTS


Capital Growth Fund                                                            1

Disciplined Equity Fund                                                        7

Diversified Fund                                                              13

Dynamic Small Cap Fund                                                        20

Growth and Income Fund                                                        26

Mid Cap Growth Fund                                                           32

Mid Cap Value Fund                                                            38

Small Cap Equity Fund                                                         44

U.S. Equity Fund                                                              50

Value Opportunities Fund                                                      56

The Funds' Management and Administration                                      61

How to Do Business with the Funds                                             65

    Purchasing Fund Shares                                                    65

    Sales Charges                                                             70

    Rule 12b-1 Fees                                                           75

    Exchanging Fund Shares                                                    75

    Redeeming Fund Shares                                                     76

Shareholder Information                                                       80

    Distributions and Taxes                                                   80

    Availability of Proxy Voting Record                                       80

    Portfolio Holdings Disclosure                                             81

Risk and Reward Elements                                                      82

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                                                     87

Financial Highlights                                                          88

Appendix A--Legal Proceedings and Additional
Fee and Expense Information                                                  112

How To Reach Us                                                       BACK COVER

JPMORGAN
  CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
82 - 86.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. "Assets" means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use-futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

                                                     PROSPECTUS FEBRUARY 19 2005

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1995    22.24%
1996    24.20%
1997    23.37%
1998     5.54%
1999    12.77%
2000    14.17%
2001    -4.52%
2002   -28.04%
2003    36.10%
2004    16.90%


BEST QUARTER 4th quarter, 1998            17.45%
WORST QUARTER 3rd quarter, 1998          -19.57%



(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   10.76            3.41            10.18
Return After Taxes on Distributions                                    8.27            2.22             8.22
Return After Taxes on Distributions and Sale of Fund Shares            9.14            2.57             8.07
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                   11.31            3.70            10.34
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                   15.32            3.98            10.12
------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   15.48           (3.36)           11.23
------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     14.07           (6.06)            9.68



The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Class C was launched on 1/2/98 is based on the performance of Class B Shares of the Fund since 1/1/95.

^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                    5.25             NONE             NONE
-----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                    NONE**           5.00             1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge.You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                      0.40             0.40             0.40
DISTRIBUTION (RULE 12b-1) FEES                                       0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                             0.25             0.25             0.25
OTHER EXPENSES(1)                                                    0.51             0.51             0.51
-----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      1.41             1.91             1.91
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (0.06)           (0.06)           (0.06)
-----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                      1.35             1.85             1.85



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35%, 1.85% and 1.85%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)                      655        941      1,249      2,122
-----------------------------------------------------------------------------
CLASS B SHARES** ($)                     688        893      1,225      2,097***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)                     288        593      1,025      2,227


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)                       188        593      1,025      2,097***
-----------------------------------------------------------------------------
CLASS C SHARES ($)                       188        593      1,025      2,227


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.


*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
82 - 86.


THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor's Corporation (S&P) 500 Index.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high perceived potential reward compared to perceived potential risk

-  possible temporary mispricings caused by apparent market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998        31.98%
1999        18.02%
2000       -11.11%
2001       -12.14%
2002       -25.07%
2003        28.96%
2004        10.64%


BEST QUARTER 4th quarter, 1998     22.83%
WORST QUARTER 3rd quarter, 1998   -17.88%



  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. Class A Shares were launched on 9/28/01. The Fund's performance is based on the performance of the Fund's Select Class Shares, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus, from 9/10/01 to 9/28/01 (for the table) and from 9/10/01 through 12/31/01 (for the bar chart). Returns for the period 12/31/97 to 9/10/01 reflect performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, Class A Shares) and from 1/3/97 (commencement of operations) to 12/31/97, the institutional feeder (whose investment program was identical to that of the Class A Shares). During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above-referenced class and feeders.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    4.82          (4.59)             6.28
Return After Taxes on Distributions                                    4.65          (4.90)             5.82
Return After Taxes on Distributions and Sale of Fund Shares            3.34          (4.01)             5.22
------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   10.88          (2.30)             7.24
------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      8.30          (2.99)             6.08



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *  See footnote on previous page.

(1) The Fund commenced operations on 1/3/97. Performance for the indexes is from 1/31/97.

  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                  CLASS A SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                           5.25
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                           NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


                                                                  CLASS A SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                              0.25
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           1.51
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             2.26
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (1.31)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.95



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.95% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR       3 YEARS       5 YEARS     10 YEARS
----------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         617         1,054         1,539        2,871


*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN
  DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
82 - 86.


THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY
Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

-  52% medium- and large-cap U.S. equity securities

-  35% U.S. and foreign fixed income investments

-  10% foreign equity securities

-  3% small-cap U.S. equity securities

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The adviser, JPMIM, may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), S&P, Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its assets that is not in equity or fixed income securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Solomon Smith Barney Broad Investment Grade Bond (35%) and Morgan Stanley Capital Investment (MSCI) Europe, Australia and Far East (EAFE) (10%) indexes.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or the contingent deferred sales load which is assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995     26.47%
1996     13.42%
1997     18.47%
1998     18.29%
1999     13.87%
2000     -4.24%
2001     -5.89%
2002    -13.22%
2003     20.90%
2004      8.94%


BEST QUARTER 4th quarter, 1998     13.39%
WORST QUARTER 3rd quarter, 2002   -11.01%



  * The performance figures in the table for the period before Class A, B and C Shares were launched on 3/24/03 and the performance in the bar chart are based on the performance of the Select Class Shares (whose investment program is identical to the investment program of, and whose expenses are the most similar to the expenses of Class A, B and C Shares). Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the expenses of Class A, B and C Shares) from 1/1/95 to 9/10/01. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than the Select Class Shares.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                   PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                       3.21           (0.55)            8.34
Return After Taxes on Distributions                                       2.88           (1.42)            6.76
Return After Taxes on Distributions and Sale of Fund Shares               2.26           (0.97)            6.34
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                       3.16           (0.04)            8.79
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                       7.10            0.29             8.79
---------------------------------------------------------------------------------------------------------------
FUND BENCHMARK^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       9.80            1.91            10.26
---------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      10.88           (2.30)           12.07
---------------------------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         8.98            2.95             9.44



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                               CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                        5.25             NONE             NONE
---------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                        NONE**           5.00             1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                         CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.55              0.55               0.55
DISTRIBUTION (RULE 12b-1) FEES                                     0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                           0.25              0.25               0.25
OTHER EXPENSES(1)                                                  0.60              0.60               0.60
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.65              2.15               2.15
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                         (0.51)            (0.50)             (0.50)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                    1.14              1.65               1.65



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.14%, 1.65% and 1.65%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         635                 963               1,322                2,330
------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                        668                 917               1,301                2,309***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                        268                 617               1,101                2,437


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                          168                 617               1,101                2,309***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                          168                 617               1,101                2,437


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.


*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
82 - 86.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of Russell 2000(R) Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.


The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser uses a variety of sources to research companies, including quantitative screens, brokerage firm research, and trade shows/conferences. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index and the Russell 2000(R) Growth Index, each a broad-based index, and Lipper Small-Cap Core Funds Index, a broad-based index. In the past, the Fund has compared its performance to the S&P SmallCap 600/BARRA Growth Index, but will now compare its performance to the Russell 2000(R) Growth Index. The adviser believes that the Russell 2000(R) Growth Index is more appropriate because it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1998     13.46%
1999     30.13%
2000     11.42%
2001    -14.33%
2002    -22.77%
2003     38.47%
2004      9.82%


BEST QUARTER 4th quarter, 1999    24.00%
WORST QUARTER 1st quarter, 2001  -20.82%



(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    4.06            1.21            10.21
Return After Taxes on Distributions                                    4.06            0.44             9.66
Return After Taxes on Distributions and Sale of Fund Shares            2.64            0.74             8.81
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    4.12            1.32            10.26
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                    8.14            1.65            10.25
------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   14.31           (3.57)            3.94
------------------------------------------------------------------------------------------------------------
S&P SMALL CAP 600/BARRA GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   22.01            7.11             9.18
------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     10.78           (1.51)            7.23



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * The performance for the period before Class C was launched on 1/7/98 is based on the performance for Class B Shares of the Fund.

(1) The Fund commenced operations on 5/19/97. Performance for the indexes is from 5/31/97.

  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                           CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                    5.25              NONE               NONE
--------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                    NONE**            5.00               1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                         CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.65              0.65               0.65
DISTRIBUTION (RULE 12b-1) FEES                                     0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                           0.25              0.25               0.25
OTHER EXPENSES(1)                                                  0.66              0.65               0.65
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.81              2.30               2.30
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                         (0.31)            (0.18)             (0.18)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                    1.50              2.12               2.12



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50%, 2.12% and 2.12%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         670               1,031               1,422                2,512
------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                        715                 998               1,411                2,497***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                        315                 698               1,211                2,620


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                          215                 698               1,211                2,497***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                          215                 698               1,211                2,620


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.


*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
82 - 86.


THE FUND'S OBJECTIVE
The Fund seeks to provide capital growth over the long-term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has an identical investment objective and the same policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.

Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. "Assets" means net assets, plus the amount of borrowings for investment purposes. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/BARRA Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund's investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. The adviser applies a "bottom-up" approach when constructing the Fund's portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund's investments are subject to extensive financial analysis and a disciplined valuation process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth and income potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1995      27.55%
1996      19.38%
1997      29.53%
1998      14.11%
1999       8.09%
2000       0.48%
2001     -13.48%
2002     -17.81%
2003      26.27%
2004      13.98%


BEST QUARTER 2nd quarter, 2003     17.71%
WORST QUARTER 3rd quarter, 2002   -18.09%



(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    7.98          (0.52)             9.02
Return After Taxes on Distributions                                    7.86          (1.36)             7.06
Return After Taxes on Distributions and Sale of Fund Shares            5.34          (0.74)             7.08
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    8.38          (0.28)             9.16
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                   12.38            0.06             8.87
------------------------------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   15.71            2.48            12.24
------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     11.99            1.42            11.28



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Class C was launched on 1/2/98 is based on the performance of Class B Shares of the Fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                         CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                  5.25              NONE               NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                  NONE**            5.00               1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES(1) (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                         CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.40              0.40               0.40
DISTRIBUTION (RULE 12b-1) FEES                                     0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                           0.25              0.25               0.25
OTHER EXPENSES(2)                                                  0.50              0.55               0.55
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.40              1.95               1.95
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(3)                         (0.10)            (0.15)             (0.15)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(3)                                                    1.30              1.80               1.80


(1) The Fund has a master/feeder structure as described under The Funds' Management and Administration. This table shows the Class A, B and C expenses and their share of master portfolio expenses, expressed as a percentage of average daily net assets.


(2) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(3) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.30%, 1.80% and 1.80%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         650                 934               1,240                2,107
------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                        683                 895               1,236                2,118***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                        283                 595               1,036                2,261


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                          183                 595               1,036                2,118***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                          183                 595               1,036                2,261


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.


*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  MID CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
82 - 86.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of mid-capitalization stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap(R) Growth Index securities at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund invests in companies that the adviser, JPMIM, believes have strong earnings growth potential.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser, JPMIM, employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party resources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years, and the life of the Fund. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2000     -49.12%
2001     -28.30%
2002     -29.45%
2003      37.53%
2004      16.90%


BEST QUARTER 4th quarter, 2001     18.50%
WORST QUARTER 4th quarter, 2000   -42.32%



  * The performance for the Class A and Class B Shares before the period 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund's predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor's investment program was identical to that of the Fund prior to 12/3/01. The predecessor's Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   10.81          (17.08)          (10.71)
Return After Taxes on Distributions                                   10.81          (17.15)          (10.79)
Return After Taxes on Distributions and Sale of Fund Shares            7.03          (13.54)           (8.75)
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                   11.14          (17.09)          (10.58)
------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   15.48           (3.36)            1.71
------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     14.07           (6.06)           (0.10)



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *  See footnote on previous page.

(1) The Fund commenced operations on 10/29/99. Performance for the indexes is from 10/31/99.

  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                                           CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                    5.25               NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS OF % LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                    NONE**             5.00


 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                           CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                      0.65               0.65
DISTRIBUTION (RULE 12b-1) FEES                                                       0.25               0.75
SHAREHOLDER SERVICE FEES                                                             0.25               0.25
OTHER EXPENSES(1)                                                                    0.57               0.63
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                      1.72               2.28
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                           (0.37)             (0.23)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                      1.35               2.05



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% and 2.05%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example helps you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. This example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         655                 998               1,371                2,415
------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                        708                 987               1,396                2,454***


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                          208                 687               1,196                2,454***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.


*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
82 - 86.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser, JPMIM, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the the Russell Midcap(R) Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B and C Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998      19.77%
1999      13.87%
2000      35.28%
2001       9.91%
2002       2.68%
2003      30.07%
2004      20.32%


BEST QUARTER 4th quarter, 1998      17.96%
WORST QUARTER 3rd quarter, 1998    -11.06%



  * The performance in the table for the period before Classes A, B and C Shares were launched on 4/30/01 and the Fund's performance in the bar chart prior to 2002 are based on the performance of the Fund's Institutional Class Shares, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus. During these periods the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   14.01           17.67            17.86
Return After Taxes on Distributions                                   13.60           16.52            15.54
Return After Taxes on Distributions and Sale of Fund Shares            9.32           14.84            14.29
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                   14.60           18.13            18.32
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                   18.56           18.37            18.35
------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   23.71           13.48            10.67
------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     19.53           10.87             9.16



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *  See footnote on previous page.

(1) The Fund commenced operations on 11/13/97. Performance for the indexes is from 11/30/97.

  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASSES A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                           CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                    5.25              NONE               NONE
--------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                    NONE**            5.00               1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                         CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.65              0.65               0.65
DISTRIBUTION (RULE 12b-1) FEES                                     0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                           0.25              0.25               0.25
OTHER EXPENSES(1)                                                  0.40              0.44               0.44
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.55              2.09               2.09
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                         (0.30)            (0.09)             (0.09)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                    1.25              2.00               2.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 2.00% and 2.00%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         646                 956               1,294                2,246
------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                        703                 945               1,314                2,275***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                        303                 645               1,114                2,413


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                          203                 645               1,114                2,275***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                          203                 645               1,114                2,413


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.


*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
82 - 86.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index (effective May 1, 2005 the Russell 2000(R) Index) stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.


The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser uses a variety of sources to research companies, including quantitative screens, brokerage firm research, and trade shows/conferences. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P SmallCap 600 Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index. The table also compares that performance to the Russell 2000(R) Index, another broad-based index. As of May 1, 2005 the Fund will compare its performance to the Russell 2000(R) Index, since the adviser believes the Russell 2000(R) Index more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1995      54.04%
1996      28.80%
1997      17.76%
1998       3.34%
1999      13.75%
2000      14.18%
2001      -6.23%
2002     -17.30%
2003      36.37%
2004      26.13%


BEST QUARTER 4th quarter, 1998      19.38%
WORST QUARTER 3rd quarter, 1998    -21.13%



(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   19.49            7.61            14.76
Return After Taxes on Distributions                                   16.96            6.33            13.62
Return After Taxes on Distributions and Sale of Fund Shares           15.52            6.12            12.84
------------------------------------------------------------------------------------------------------------
CLASS B SHARES*
Return Before Taxes                                                   20.22            7.65            14.70
------------------------------------------------------------------------------------------------------------
CLASS C SHARES(1)
Return Before Taxes                                                   24.22            7.95            14.70
------------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX^ (BENCHMARK AS OF MAY 1, 2005)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   18.33            6.61            11.53
------------------------------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX^ (CURRENT BENCHMARK)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   22.65           11.60            14.29
------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     18.37            9.06            12.98



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * The performance for the period before Class B Shares was launched on 3/28/95 is based on performance of Class A Shares of the Fund. The actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than Class A Shares.

(1) Class C Shares are being launched as of the date of this prospectus. The performance for the period before Class C Shares began operations is based on the performance of Class B Shares of the Fund.

  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A and Class B Shares and the estimated expenses of Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                         CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                  5.25              NONE               NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS            NONE**            5.00               1.00


 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                         CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.65              0.65               0.65
DISTRIBUTION (RULE 12b-1) FEES                                     0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                           0.25              0.25               0.25
OTHER EXPENSES(1)                                                  0.45              0.51               0.51
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.60              2.16               2.16
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                         (0.22)            (0.04)             (0.04)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                    1.38              2.12               2.12



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements for Class A and Class B Shares. "Other Expenses" are based on estimated expenses for the current fiscal year for Class C Shares.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.38%, 2.12% and 2.12%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         658                 980               1,327                2,305
------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                        715                 972               1,355                2,348***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                        315                 672               1,155                2,489


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                          215                 672               1,155                2,348***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                          215                 672               1,155                2,489


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.


*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
82 - 86.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995      32.48%
1996      21.06%
1997      28.41%
1998      24.45%
1999      14.69%
2000      -6.72%
2001      -9.71%
2002     -26.89%
2003      32.32%
2004      10.50%


BEST QUARTER 4th quarter, 1998     21.33%
WORST QUARTER 3rd quarter, 2002   -18.26%



  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Classes A, B and C Shares were launched on 9/10/01 is based on the performance of the advisor feeder that was merged out of existence (whose investment program was identical to the investment program of Class A, B and C Shares, and whose expenses were substantially similar to the current expenses of Class A Shares) from 9/15/00 to 9/10/01. During this period, the actual returns of Class B and C Shares would have been lower than shown because Class B and C Shares have higher expenses than the advisor feeder. Returns for the period 1/1/95 to 9/15/00 reflect performance of the retail feeder (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, Class A, B and C Shares). During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than the above-referenced predecessor.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    4.74           (3.13)            9.63
Return After Taxes on Distributions                                    4.64           (3.24)            7.28
Return After Taxes on Distributions and Sale of Fund Shares            3.21           (2.68)            7.25
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    4.74           (2.75)            9.96
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                    8.74           (2.53)            9.96
------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   10.88           (2.30)           12.07
------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      8.30           (2.99)           10.26



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                         CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                  5.25              NONE               NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                  NONE**            5.00               1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                         CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.40              0.40               0.40
DISTRIBUTION (RULE 12b-1) FEES                                     0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                           0.25              0.25               0.25
OTHER EXPENSES(1)                                                  0.59              0.59               0.59
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                    1.49              1.99               1.99
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                         (0.44)            (0.42)             (0.42)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                    1.05              1.57               1.57



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.05%, 1.57% and 1.57%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         626                 923               1,249                2,170
------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                        660                 877               1,227                2,148***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                        260                 577               1,027                2,277


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                          160                 577               1,027                2,148***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                          160                 577               1,027                2,277


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.


*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  VALUE OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a detailed discussion of the Fund's main risks, please see pages 82 - 86.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. Market capitalization is the total market value of a company's shares. The adviser builds a portfolio that it believes has characteristics of undervalued securities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of investment companies, including shares of affiliated money market funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by government entities and private issuers.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Class A Shares for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell(R) 1000 Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a deduction for the front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the contingent deferred sales load. Class B Shares convert to Class A Shares after 8 years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*

2002      -12.54%
2003       32.63%
2004       17.14%

BEST QUARTER 2nd quarter, 2003     18.19%
WORST QUARTER 3rd quarter, 2002   -15.91%

* The Fund's fiscal year end is 12/31. On December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In view of the change of adviser and other changes noted, the Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*


                                                                                PAST 1 YEAR     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                                   11.00             8.78
Return After Taxes on Distributions                                                    8.88             5.73
Return After Taxes on Distributions and Sale of Fund Shares                            9.96             6.67
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                                   11.14             9.20
------------------------------------------------------------------------------------------------------------
CLASS C SHARES(1)
Return Before Taxes                                                                   15.14             9.87
------------------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                   16.49             8.57
------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                     11.99             4.81


The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for those other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *  See footnote on previous page.


(1) Class C Shares are being launched as of the date of this prospectus. The performance for the period before Class C Shares began operations is based on the performance of Class B Shares of the Fund.


  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A and Class B Shares and the estimated expenses of Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                        CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                 5.25               NONE               NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                 NONE**             5.00               1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."


** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                         CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.50              0.50               0.50
DISTRIBUTION (RULE 12b-1) FEES                                     0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                           0.25              0.25               0.25
OTHER EXPENSES(1)                                                  0.25              0.25               0.25
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                 1.25              1.75               1.75
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                         (0.11)            (0.11)             (0.11)
------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                       1.14              1.64               1.64



(1) Based on expected closing the current fiscal year reflecting the addition of certain share classes and changes to fees charged by certain service providers.

(2) JPMIM and the Fund's Business Manager have a written agreement to waive up to the full amount of their respective fees and/or reimburse expenses to the extent the Class A Shares total annual operating expense ratio exceeds 1.46% of average daily net assets until 4/30/05. If such waivers are implemented, they will also have the effect of lowering Class B and Class C expenses.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         635                 890               1,165                1,948
------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                        667                 840               1,139                1,921***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                        267                 540                 939                2,053


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                          167                 540                 939                1,921***
------------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                          167                 540                 939                2,053


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION


The Funds, except for the Mid Cap Growth Fund, the Mid Cap Value Fund and the Value Opportunities Fund, are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The Mid Cap Growth Fund is a series of J.P. Morgan Mutual Fund Investment Trust, a Massachusetts business trust. The Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc., a Maryland corporation. The trustees of each trust and the directors of each corporation are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

The Growth and Income Fund is a "feeder" fund that invests in the Growth and Income Portfolio, a master portfolio (Portfolio). The Portfolio accepts investments from other feeder funds, and all the feeders of the Portfolio bear the Portfolio's expenses in proportion to their assets. The Growth and Income Fund and the Portfolio expect to maintain consistent goals, but if they do not, the Growth and Income Fund will withdraw from the Portfolio, receiving its assets either in cash or securities. The Growth and Income Fund's trustees would then consider whether the Growth and Income Fund should hire its own investment adviser, invest in a different master portfolio, or take other action. (Except where indicated and, as context requires, this section uses the term the "Growth and Income Fund" to mean the Growth and Income Fund and the Portfolio taken together.)

Each class in a multiple class fund and each feeder in a master-feeder structure can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class or feeder, as the case may be, could offer access to a Fund or Portfolio, respectively, on different terms and thus would experience different performance, than another class or feeder, respectively. Certain classes or feeders may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent most fiscal year ended 12/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                            %
CAPITAL GROWTH FUND                             0.40
DISCIPLINED EQUITY FUND                         0.29
DIVERSIFIED FUND                                0.44
DYNAMIC SMALL CAP FUND                          0.61
GROWTH AND INCOME FUND                          0.40
MID CAP GROWTH FUND                             0.50
MID CAP VALUE FUND                              0.50
SMALL CAP EQUITY FUND                           0.65
U.S. EQUITY FUND                                0.40
VALUE OPPORTUNITIES FUND                        0.38

THE PORTFOLIO MANAGERS


CAPITAL GROWTH FUND
The portfolio management team is led by Christopher Mark Vyvyan Jones Managing Director of JPMIM, and Timothy Parton, Vice President of JPMIM. Mr. Jones is head of the small company team and has worked as a portfolio manager with various affiliates of JPMIM since 1982. Mr. Parton has been employed with JPMIM or one of its affiliates since 1986.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA, and Raffaele Zingone, Vice President of JPMIM and a CFA. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position.
Mr. Zingone is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1991, Mr. Zingone was a research analyst following the aerospace, environmental, and diversified manufacturing sectors prior to his current position.


DIVERSIFIED FUND
The portfolio management team is led by Anne Lester, Vice President of JPMIM, who has been at JPMIM since 1992, and Patrick Jakobson, Vice President of JPMIM, who has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.

DYNAMIC SMALL CAP FUND

The portfolio management team is co-led by Eytan Shapiro, Vice President of JPMIM, and Christopher Mark Vyvyan Jones, Manager Director of JPMIM. Mr. Shapiro has been at JPMIM or one of its affiliates since 1985. Mr. Jones is head of the small company team and has worked as a portfolio manager with various affiliates of JPMIM since 1982.

GROWTH AND INCOME FUND

The portfolio management team is led by Mr Simon and Clare Hart, Vice President of JPMIM. Information on Mr. Simon and Ms. Hart are discussed earlier in this prospectus.

MID CAP GROWTH FUND
The portfolio management team is led by Messrs. Jones and Parton. Information on Messrs. Jones and Parton are discussed earlier in this prospectus.

MID CAP VALUE FUND
The portfolio management team is led by Mr. Simon and Lawrence E. Playford, Vice President of JPMIM and CPA. Information on Mr. Simon is discussed earlier in this prospectus. Mr. Playford has worked with various affiliates of JPMIM since 1993.

SMALL CAP EQUITY FUND

The portfolio management team is led by Glenn Gawronski, Vice President of JPMIM, and Christopher Mark Vyvyan Jones, Manager Director of JPMIM.
Mr. Gawronski has been an employee of JPMIM or one of its affiliates since 1999. Mr. Jones is head of the small company team and has worked as a portfolio manager with various affiliates of JPMIM since 1982.

U.S. EQUITY FUND

The portfolio management team is led by Susan Bao, Vice President of JPMIM or one of its affiliates since 1997, and Helge Skibeli, Managing Director of JPMIM or one of its affiliates since 1990. Mr. Skibeli is head of the U.S. Equity Research Group.

VALUE OPPORTUNITIES FUND

The portfolio management team is led by Bradford L. Frishberg, Managing Director of JPMIM, and Alan Gutmann, Vice President of JPMIM. Mr. Frishberg, who joined the team in 2001, has worked for JPMIM or one of its affiliates since 1996.
Mr. Gutmann, a new member of the team, has worked at JPMIM since 2003. Prior to working at JPMIM, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and Oppenheimer Capital from 1991 until 2000.


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATORS

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund except for the Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Growth and Income Fund and the Value Opportunities Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Growth and Income Fund for administrative services:
0.10% of the first $25 billion of average daily net assets and 0.025% of average daily net assets over $25 billion.

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund's general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and administrative oversight of the Value Opportunities Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equalling 0.175% of average daily net assets of the Fund. During the fiscal year ended December 31, 2003 the Business Manager was paid a fee of 0.055% (net of waivers) of average daily net assets. The Business Manager, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception and provides similar services to three other mutual funds with combined assets of approximately $70 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust and the Corporation, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.


WHO CAN BUY SHARES?
Class A, Class B and Class C shares may be purchased by the general public.


WHEN CAN I BUY FUND SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check, or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees or Board of Directors, as applicable, has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the

Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.


Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."


Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares of the Fund sold within six years measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.


Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.


Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.


Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges--Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES
You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.


There is no maximum investment amount for Class C Shares.


WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.


HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.


Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.


NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Boards. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment.

The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.


Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares - When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.

ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)


Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.


CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.


- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:


JPMorgan Chase Bank, N.A.

ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.


CLASS A SHARES


The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.


The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."


TOTAL SALES CHARGE FOR FUNDS(1)


                                 SALES
                                CHARGE             SALES         COMMISSION
                                  AS A            CHARGE               AS A
                                     %              AS A                  %
                                OF THE                 %                 OF
AMOUNT OF                     OFFERING           OF YOUR           OFFERING
PURCHASES                        PRICE        INVESTMENT              PRICE
---------------------------------------------------------------------------
LESS THAN $50,000                 5.25              5.54               4.75
$50,000-$99,999                   4.50              4.71               4.05
$100,000-$249,999                 3.50              3.63               3.05
$250,000-$499,999                 2.50              2.56               2.05
$500,000-$999,999                 2.00              2.04               1.60
$1,000,000* OR MORE               NONE              NONE                   **

(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.


  * There is no front-end sales charge for investments of $1 million or more in a Fund.


 ** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.


REDUCING YOUR CLASS A SALES CHARGE
The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE OF THE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.


- RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Shares holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Share, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:


1.  Your account(s);

2.  Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.  Trust accounts established by any of the individuals in items (1) through
    (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.  Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.


IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

- LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.


Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.


2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.


3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

    -   The JPMorgan Funds.

    -   JPMorgan Chase and its subsidiaries and affiliates.

4.  Bought by employees of:

    - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

    - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

    -   Washington Management Corporation and its subsidiaries and affiliates.

5.  Bought by:

    - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.


    - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."


    - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

    - Tuition programs that qualify under Section 529 of the Internal Revenue Code.

    - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

    - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

    -   Employer-sponsored health savings accounts established pursuant to
        Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.  Bought when one Fund invests in another JPMorgan Fund.


10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.


11. Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES

Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:


YEAR                             CDSC AS A % OF DOLLAR
SINCE PURCHASE                AMOUNT SUBJECT TO CHARGE
------------------------------------------------------
0-1                                               5.00
1-2                                               4.00
2-3                                               3.00
3-4                                               3.00
4-5                                               2.00
5-6                                               1.00
More than 6                                       None


The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.


CONVERSION FEATURE

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.


You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:


YEAR                          CDSC AS A % OF DOLLAR
SINCE PURCHASE             AMOUNT SUBJECT TO CHARGE
---------------------------------------------------
0-1                                            1.00
After first year                               None


The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.


HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"


2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.


4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2 . If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.


6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"


9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES

No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a former One Group Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.


To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Except for the Value Opportunities Fund, payments are not tied to actual expenses incurred.


The Rule 12b-1 fees vary by share class as follows:


1. Class A Shares pay an annual Rule 12b-1 fee of up to 0.25% of the average daily net assets of the Fund.

2. Class B and Class C Shares pay an annual Rule 12b-1 fee of up to 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.


Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.


Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.


Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund, and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


-  All required documentation in proper form accompanies your exchange request.


DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.


If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.


ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial

Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:


You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.


WHAT WILL MY SHARES BE WORTH?

If you own Class A, Class B or Class C Shares and the Fund or the Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.


Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.


Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:


- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:


   - Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

   - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.


The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.


If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.


1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);


3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchase, Redemption and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Disciplined Equity, Diversified, Equity Growth, Equity Income, Growth and Income and U.S. Equity Funds generally distribute any net investment income at least quarterly. The Capital Growth, Dynamic Small Cap, Mid Cap Growth, Mid Cap Value, Small Cap Equity, Small Cap Growth and Value Opportunities Funds generally distribute any net investment income at least annually.

You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. Value Opportunities Fund proxies are voted by a designated Fund officer. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                            AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities        -  The Funds can take advantage of           -  The Funds segregate liquid assets
   before issue or for delayed           attractive transaction opportunities         to offset leverage risks
   delivery, it could be exposed to
   leverage risk if it does not
   segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a    -  The Funds could realize gains in a        -  The Funds generally avoid
   Fund's brokerage and related          short period of time                         short-term trading, except to take
   costs                                                                              advantage of attractive or
                                      -  The Funds could protect against losses       unexpected opportunities or to
-  Increased short-term capital          if a stock is overvalued and its value       meet demands generated by
   gains distributions could raise       later falls                                  shareholder activity
   shareholders' income tax
   liability. Such an increase in
   transaction costs and/or tax
   liability, if not offset by
   gains from short-term trading,
   would reduce a Fund's returns.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                            AND REWARD
ETFS AND OTHER
INVESTMENT COMPANIES

-  If a Fund invests in shares of     -  Helps to manage smaller cash flows        -  Absent an exemptive order of the
   another investment company,                                                        Securities and Exchange Commission
   shareholders would bear not only   -  Investing in ETFs offers instant             (the "SEC"), a Fund's investments
   their proportionate share of the      exposure to an index or a broad range        in other investment companies,
   Fund's expenses, but also             of markets, sectors, geographic regions      including ETFs, are subject to the
   similar expenses of the               and industries                               percentage limitations of the
   investment company                                                                 Investment Company Act of 1940
                                                                                      ("1940 Act")(1)
-  The price movement of an ETF may
   not track the underlying index,                                                 -  An SEC exemptive order granted to
   market, sector, regions or                                                         various iShares funds (which are
   industries and may result in a                                                     ETFs) and their investment adviser
   loss                                                                               permits each Fund to invest beyond
                                                                                      the 1940 Act limits, subject to
                                                                                      certain terms and conditions,
                                                                                      including a finding of the Funds'
                                                                                      Boards that the advisory fees
                                                                                      charged by the adviser are for
                                                                                      services that are in addition to,
                                                                                      and not duplicative of, the
                                                                                      advisory services provided to
                                                                                      those ETFs

                                                                                   -  An SEC exemptive order permits
                                                                                      each Fund to invest its uninvested
                                                                                      cash, up to 25% of its assets, in
                                                                                      one or more affiliated money
                                                                                      market funds if the adviser waives
                                                                                      and/or reimburses its advisory fee
                                                                                      from the Fund in an amount
                                                                                      sufficient to offset any doubling
                                                                                      up of investment advisory,
                                                                                      shareholder servicing and
                                                                                      administrative fees

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                            AND REWARD
DERIVATIVES

-  Derivatives such as futures,       -  Hedges that correlate well with           -  The Funds use derivatives for
   options, swaps, and forward           underlying positions can reduce or           hedging and for risk management
   foreign currency contracts(1)         eliminate losses at low cost                 (i.e., to establish or adjust
   that are used for hedging the                                                      exposure to particular securities,
   portfolio or specific securities   -  A Fund could make money and protect          markets or currencies); risk
   may not fully offset the              against losses if management's analysis      management may include management
   underlying positions and this         proves correct                               of a Fund's exposure relative to
   could result in losses to a Fund                                                   its benchmark; all Funds except
   that would not have otherwise      -  Derivatives that involve leverage could      for Disciplined Equity Fund,
   occurred                              generate substantial gains at low cost       Diversified Fund, U.S. Equity Fund
                                                                                      and Value Opportunities Fund, may
-  Derivatives used for risk                                                          use derivatives in an effort to
   management or, for certain                                                         produce increased income or gain
   Funds, to increase a Fund's gain
   may not have the intended                                                       -  A Fund only establishes hedges
   effects and may result in losses                                                   that it expects will be highly
   or missed opportunities                                                            correlated with underlying
                                                                                      positions
-  The counterparty to a
   derivatives contract could                                                      -  While the Funds may use
   default                                                                            derivatives that incidentally
                                                                                      involve leverage, they do not use
-  Derivatives that involve                                                           them for the specific purpose of
   leverage could magnify losses                                                      leveraging their portfolio

-  Certain types of derivatives
   involve costs to a Fund which
   can reduce returns

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets, and defer recognition of
   certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                            AND REWARD
SECURITIES LENDING

-  When a Fund lends a security,      -  The Funds may enhance income through      -  The adviser maintains a list of
   there is a risk that the loaned       the investment of the collateral             approved borrowers
   securities may not be returned        received from the borrower
   if the borrower or the lending                                                  -  The Funds receive collateral equal
   agent defaults                                                                     to at least 100% of the current
                                                                                      value of the securities loaned
-  The collateral will be subject                                                     plus accrued interest
   to the risks of the securities
   in which it is invested                                                         -  The lending agents indemnify the
                                                                                      Funds against borrower default

                                                                                   -  The adviser's collateral
                                                                                      investment guidelines limit the
                                                                                      quality and duration of collateral
                                                                                      investment to minimize losses

                                                                                   -  Upon recall, the borrower must
                                                                                      return the securities loaned
                                                                                      within the normal settlement
                                                                                      period

MARKET CONDITIONS

-  Each Fund's share price and        -  Stocks have generally outperformed more   -  Under normal circumstances each
   performance will fluctuate in         stable investments (such as bonds and        Fund plans to remain fully
   response to stock and/or bond         cash equivalents) over the long term         invested in accordance with its
   market movements                                                                   policies and each Fund may invest
                                      -  With respect to the Diversified Fund, a      uninvested cash in affiliated
-  Adverse market conditions may         diversified, balanced portfolio should       money market funds; equity
   from time to time cause a Fund        mitigate the effects of wide market          securities may include common
   to take temporary defensive           fluctuations, especially when stock and      stocks, convertible securities,
   positions that are inconsistent       bond prices move in different                preferred stocks, depositary
   with its principal investment         directions                                   receipts, (such as American
   strategies and may hinder the                                                      Depositary Receipts and European
   Fund from achieving its                                                            Depositary Receipts), trust or
   investment objective                                                               partnership interests, warrants,
                                                                                      rights and investment company
-  The Capital Growth Fund, Dynamic                                                   securities
   Small Cap Fund, Growth and
   Income Fund and Small Cap Equity                                                -  Each Fund seeks to limit risk and
   Fund are non-diversified, which                                                    enhance performance through active
   means that a relatively high                                                       management and/or diversification
   percentage of each Fund's assets
   may be invested in a limited                                                    -  During severe market downturns,
   number of issuers. Therefore,                                                      each Fund has the option of
   their performance may be more                                                      investing up to 100% of its assets
   vulnerable to changes in the                                                       in high quality short-term
   market value of a single issuer                                                    instruments
   or a group of issuers

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                            AND REWARD
MANAGEMENT CHOICES

-  A Fund could underperform its      -  A Fund could outperform its benchmark     -  The adviser focuses its active
   benchmark due to its securities       due to these same choices                    management on securities
   and asset allocation choices                                                       selection, the area where it
                                                                                      believes its commitment to
                                                                                      research can most enhance returns
                                                                                      and manage risks in a consistent
                                                                                      way

FOREIGN INVESTMENTS

-  Currency exchange rate movements   -  Favorable exchange rate movements could   -  The Funds anticipate that total
   could reduce gains or create          generate gains or reduce losses              foreign investments will not
   losses                                                                             exceed 20% of total assets (30%
                                      -  Foreign investments, which represent a       for Diversified Fund, 30% for
-  A Fund could lose money because       major portion of the world's                 Equity Growth Fund and 10% for
   of foreign government actions,        securities, offer attractive potential       Small Cap Growth Fund)
   political instability or lack of      performance and opportunities for
   adequate and accurate                 diversification                           -  The Funds actively manage the
   information                                                                        currency exposure of their foreign
                                      -  Emerging markets can offer higher            investments relative to their
-  Currency and investment risks         returns                                      benchmarks, and may hedge back
   tend to be higher in emerging                                                      into the U.S. dollar from time to
   markets; these markets also                                                        time (see also "Derivatives");
   present higher liquidity and                                                       these currency management
   valuation risks                                                                    techniques may not be available
                                                                                      for certain emerging markets
                                                                                      investments

ILLIQUID HOLDINGS

-  Each Fund could have difficulty    -  These holdings may offer more             -  No Fund may invest more than 15%
   valuing these holdings precisely      attractive yields or potential growth        of net assets in illiquid holdings
                                         than comparable widely traded
-  Each Fund could be unable to          securities                                -  To maintain adequate liquidity to
   sell these holdings at the time                                                    meet redemptions, each Fund may
   or price it desires                                                                hold high quality short-term
                                                                                      securities (including repurchase
                                                                                      agreements) and, for temporary or
                                                                                      extraordinary purposes, may borrow
                                                                                      from banks up to 33 1/3% of the
                                                                                      value of its total assets
                                                                                      including drawing on a line of
                                                                                      credit

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc) became the distributor of all of the JPMorgan Funds and administrator of the JPMorgan Funds (except for Value Opportunities Fund) effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each fiscal year ending December 31 has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. The information for the six-month period from January 1, 2004 through June 30, 2004 has not been audited.



CLASS A SHARES



                                                              PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                             --------------------------------------   ----------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                 NET ASSET          NET     SECURITIES                 DIVIDENDS
                                    VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                 BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                 OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
CAPITAL GROWTH FUND
1/1/04 Through 6/30/04(2)     $      37.47        (0.08)@         3.31         3.23           --             --             --
Year Ended 12/31/03           $      28.60        (0.34)@        10.61        10.27           --           1.40           1.40
Year Ended 12/31/02           $      40.10        (0.38)@       (10.86)      (11.24)          --           0.26           0.26
11/01/01 Through 12/31/01^    $      35.37        (0.03)          4.76         4.73           --             --             --
Year Ended 10/31/01           $      47.91        (0.19)@        (6.87)       (7.06)          --           5.48           5.48
Year Ended 10/31/00           $      42.85        (0.14)@        10.11         9.97           --           4.91           4.91
Year Ended 10/31/99           $      41.22        (0.20)@         5.75         5.55           --           3.92           3.92

GROWTH AND INCOME FUND
1/1/04 Through 6/30/04(2)     $      29.18         0.10@          0.91         1.01         0.11             --           0.11
Year Ended 12/31/03           $      23.31         0.21@          5.88         6.09         0.22             --           0.22
Year Ended 12/31/02           $      28.83         0.21@         (5.31)       (5.10)        0.21           0.21           0.42
11/1/01 Through 12/31/01^     $      26.95         0.03           1.88         1.91         0.03             --           0.03
Year Ended 10/31/01           $      40.71         0.19          (8.04)       (7.85)        0.21           5.70           5.91
Year Ended 10/31/00           $      43.65         0.09@          3.31         3.40         0.03           6.31           6.34
Year Ended 10/31/99           $      43.24         0.18@          5.07         5.25         0.17           4.67           4.84



  ^  The Fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(b) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.
  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, in which the Fund invested all of its investable assets.
(2)  Unaudited.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                    NET ASSET
                                   VALUE, END            TOTAL
                                    OF PERIOD           RETURN (1)(a)
CAPITAL GROWTH FUND
1/1/04 Through 6/30/04(2)     $         40.70             8.62%
Year Ended 12/31/03           $         37.47            36.10%
Year Ended 12/31/02           $         28.60           (28.04%)
11/01/01 Through 12/31/01^    $         40.10            13.37%
Year Ended 10/31/01           $         35.37           (15.86%)
Year Ended 10/31/00           $         47.91            25.81%
Year Ended 10/31/99           $         42.85            14.30%

GROWTH AND INCOME FUND
1/1/04 Through 6/30/04(2)     $         30.08             3.45%
Year Ended 12/31/03           $         29.18            26.27%
Year Ended 12/31/02           $         23.31           (17.81%)
11/1/01 Through 12/31/01^     $         28.83             7.09%
Year Ended 10/31/01           $         26.95           (21.50%)
Year Ended 10/31/00           $         40.71             8.88%
Year Ended 10/31/99           $         43.65            12.82%

                                                                 RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                             --------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                                                                                 EXPENSES           INCOME (LOSS)
                               NET ASSETS,                     NET                WITHOUT                 WITHOUT
                                    END OF              INVESTMENT               WAIVERS,                WAIVERS,     PORTFOLIO
                                    PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
CAPITAL GROWTH FUND
1/1/04 Through 6/30/04(2)     $        423       1.35%       (0.41%)                 1.39%                  (0.45%)          69%
Year Ended 12/31/03           $        412       1.35%       (1.05%)                 1.46%                  (1.16%)          68%
Year Ended 12/31/02           $        330       1.35%       (1.13%)                 1.38%                  (1.16%)          93%(b)
11/01/01 Through 12/31/01^    $        495       1.35%       (0.40%)                 1.35%                  (0.40%)           2%(b)
Year Ended 10/31/01           $        426       1.35%       (0.47%)                 1.37%                  (0.49%)          43%(b)
Year Ended 10/31/00           $        523       1.35%       (0.32%)                 1.35%                  (0.32%)          66%(b)
Year Ended 10/31/99           $        577       1.30%       (0.48%)                 1.30%                  (0.48%)          86%(b)

GROWTH AND INCOME FUND
1/1/04 Through 6/30/04(2)     $        580       1.30%        0.69%                  1.42%                   0.57%           15%~
Year Ended 12/31/03           $        610       1.30%        0.83%                  1.45%                   0.68%           37%~
Year Ended 12/31/02           $        615       1.30%        0.81%                  1.44%                   0.67%           70%~
11/1/01 Through 12/31/01^     $        876       1.30%        0.62%                  1.30%                   0.62%            0%~
Year Ended 10/31/01           $        833       1.30%        0.59%                  1.32%                   0.57%           12%~
Year Ended 10/31/00           $      1,131       1.30%        0.23%                  1.30%                   0.23%           30%~
Year Ended 10/31/99           $      1,385       1.26%        0.41%                  1.26%                   0.41%          125%~

                                                              PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                             --------------------------------------   ----------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                 NET ASSET          NET     SECURITIES                 DIVIDENDS
                                    VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                 BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                 OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04(2)     $      16.81        (0.09)@         0.87         0.78           --             --             --
Year Ended 12/31/03           $      12.14        (0.16)@         4.83         4.67           --             --             --
Year Ended 12/31/02           $      15.72        (0.18)         (3.40)       (3.58)          --             --             --
11/1/01 Through 12/31/01^     $      14.21        (0.03)          1.54         1.51           --             --             --
Year Ended 10/31/01           $      24.54        (0.24)         (6.71)       (6.95)          --           3.38           3.38
Year Ended 10/31/00           $      15.98        (0.22)@         8.78         8.56           --             --             --
Year Ended 10/31/99           $      12.79        (0.15)          3.34         3.19           --             --             --

MID CAP GROWTH FUND
1/1/04 Through 6/30/04(2)     $       4.91        (0.01)@         0.44         0.43           --             --             --
Year Ended 12/31/03           $       3.57        (0.04)@         1.38         1.34           --             --             --
Year Ended 12/31/02           $       5.06        (0.05)@        (1.44)       (1.49)          --             --             --
10/1/01 Through 12/31/01^^    $       4.27        (0.01)          0.80         0.79           --             --             --
Year Ended 9/30/01            $      12.51        (0.02)@        (8.06)       (8.08)          --           0.16           0.16
10/29/99* Through 9/30/00     $      10.00        (0.09)          2.60         2.51           --             --             --

MID CAP VALUE FUND
1/1/04 Through 6/30/04(2)     $      18.62         0.03@          1.35         1.38           --             --             --
Year Ended 12/31/03           $      14.44         0.09@          4.25         4.34         0.05           0.11           0.16
Year Ended 12/31/02           $      14.10         0.07@          0.31         0.38         0.03           0.01           0.04
10/1/01 Through 12/31/01^^    $      13.43         0.02@          1.48         1.50         0.08           0.75           0.83
4/30/01** Through 9/30/01     $      14.24         0.04@         (0.85)       (0.81)          --             --             --



  *  Commencement of operations.
 **  Commencement of offering of class of shares.
  ^  The Fund changed its fiscal year end from October 31 to December 31.
 ^^  The Fund changed its fiscal year end from September 30 to December 31.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 @@ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(2)  Unaudited.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                    NET ASSET
                                   VALUE, END            TOTAL
                                    OF PERIOD           RETURN (1)(a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04(2)     $         17.59             4.64%
Year Ended 12/31/03           $         16.81            38.47%
Year Ended 12/31/02           $         12.14           (22.77%)
11/1/01 Through 12/31/01^     $         15.72            10.63%
Year Ended 10/31/01           $         14.21           (30.60%)
Year Ended 10/31/00           $         24.54            53.57%
Year Ended 10/31/99           $         15.98            24.94%

MID CAP GROWTH FUND
1/1/04 Through 6/30/04(2)     $          5.34             8.76%
Year Ended 12/31/03           $          4.91            37.53%
Year Ended 12/31/02           $          3.57           (29.45%)
10/1/01 Through 12/31/01^^    $          5.06            18.50%
Year Ended 9/30/01            $          4.27           (65.10%)
10/29/99* Through 9/30/00     $         12.51            25.12%

MID CAP VALUE FUND
1/1/04 Through 6/30/04(2)     $         20.00             7.41%
Year Ended 12/31/03           $         18.62            30.07%
Year Ended 12/31/02           $         14.44             2.68%
10/1/01 Through 12/31/01^^    $         14.10            11.20%
4/30/01** Through 9/30/01     $         13.43            (5.69%)

                                                                 RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                             --------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                                                                                 EXPENSES           INCOME (LOSS)
                               NET ASSETS,                     NET                WITHOUT                 WITHOUT
                                    END OF              INVESTMENT               WAIVERS,                WAIVERS,     PORTFOLIO
                                    PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE (a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04(2)     $         99       1.50%       (1.09%)                 1.72%                  (1.31%)          30%
Year Ended 12/31/03           $         89       1.50%       (1.19%)                 1.86%                  (1.54%)          55%
Year Ended 12/31/02           $         82       1.50%       (1.20%)                 1.82%                  (1.52%)          52%
11/1/01 Through 12/31/01^     $        125       1.50%       (1.21%)                 1.63%                  (1.34%)           8%
Year Ended 10/31/01           $        120       1.50%       (1.13%)                 1.64%                  (1.27%)          57%
Year Ended 10/31/00           $        154       1.50%       (0.99%)                 1.76%                  (1.25%)          87%
Year Ended 10/31/99           $         78       1.49%       (0.95%)                 1.89%                  (1.35%)          92%

MID CAP GROWTH FUND
1/1/04 Through 6/30/04(2)     $         57       1.35%       (0.41%)                 1.78%                  (0.84%)          68%
Year Ended 12/31/03           $         58       1.35%       (1.05%)                 1.77%                  (1.47%)          69%
Year Ended 12/31/02           $         53       1.35%       (1.15%)                 1.62%                  (1.42%)          39%
10/1/01 Through 12/31/01^^    $        101       1.35%       (0.84%)                 1.35%                  (0.84%)         135%
Year Ended 9/30/01            $         94       1.30%       (0.54%)                 1.30%                  (0.54%)         159%
10/29/99* Through 9/30/00     $         33       1.16%       (0.68%)                 1.20%                  (0.72%)         147%

MID CAP VALUE FUND
1/1/04 Through 6/30/04(2)     $        633       1.25%        0.35%                  1.58%                   0.02%           22%
Year Ended 12/31/03           $        275       1.25%        0.51%                  1.65%                   0.11%           32%
Year Ended 12/31/02           $         26       1.25%        0.50%                  1.70%                   0.05%           51%
10/1/01 Through 12/31/01^^    $          5       1.25%        0.47%                  3.72%@@                (2.00%)          15%
4/30/01** Through 9/30/01     $          2       1.30%        0.71%                 15.30%@@               (13.29%)@@        98%

                                                                PER SHARE OPERATING PERFORMANCE:
                             ------------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                          ------------------------------------  ---------------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                                NET ASSET        NET    SECURITIES               DIVIDENDS
                                   VALUE, INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                BEGINNING     INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                                OF PERIOD     (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04(2)    $      13.50       0.04@         0.35        0.39        0.04             --         --           0.04
Year Ended 12/31/03          $      10.54       0.05          2.99        3.04        0.08             --         --+          0.08
Year Ended 12/31/02          $      14.17       0.07@        (3.62)      (3.55)       0.08             --         --           0.08
9/28/01** Through 12/31/01   $      12.85       0.01@         1.39        1.40        0.08             --         --           0.08

DIVERSIFIED FUND
1/1/04 Through 6/30/04(2)    $      12.79       0.07@         0.14        0.21        0.08                                     0.08
3/24/03** Through 12/31/03   $      10.77       0.09@         2.06        2.15        0.13             --         --           0.13



 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
  +  Amount rounds to less than $.005.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(2)  Unaudited.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                    NET ASSET
                                   VALUE, END            TOTAL
                                    OF PERIOD           RETURN (a)(1)
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04(2)     $         13.85             2.92%
Year Ended 12/31/03           $         13.50            28.96%
Year Ended 12/31/02           $         10.54           (25.07%)
9/28/01** Through 12/31/01    $         14.17            10.93%

DIVERSIFIED FUND
1/1/04 Through 6/30/04(2)     $         12.92             1.60%
3/24/03** Through 12/31/03    $         12.79            20.00%

                                                                 RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                             --------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                               NET ASSETS,                     NET               EXPENSES           INCOME (LOSS)
                                    END OF              INVESTMENT       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                    PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE (a)
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04(2)     $          2       0.95%        0.61%                  1.80%                  (0.24%)          29%
Year Ended 12/31/03           $          2       0.95%        0.74%                  2.31%                  (0.62%)          77%
Year Ended 12/31/02           $          2       0.95%        0.60%                  2.23%                  (0.68%)          74%
9/28/01** Through 12/31/01    $          2       0.95%        0.42%                 11.02%@@                (9.65%)@@        33%

DIVERSIFIED FUND
1/1/04 Through 6/30/04(2)     $         44       1.25%        1.05%                  1.64%                   0.66%          118%
3/24/03** Through 12/31/03    $         46       1.25%        1.04%                  1.70%                   0.59%          210%



  #  Short periods have been annualized.
 @@ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                                                PER SHARE OPERATING PERFORMANCE:
                             ------------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                          ------------------------------------  ---------------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                                NET ASSET        NET    SECURITIES               DIVIDENDS
                                   VALUE, INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                BEGINNING     INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                                OF PERIOD     (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS    CAPITAL  DISTRIBUTIONS
U.S. EQUITY FUND~
1/1/04 Through 6/30/04(2)    $      10.01       0.02@         0.31        0.33        0.02             --         --           0.02
Year Ended 12/31/03          $       7.61       0.04@         2.41        2.45        0.05             --         --           0.05
Year Ended 12/31/02          $      10.45       0.03         (2.84)      (2.81)       0.03             --         --           0.03
6/1/01 Through 12/31/01^     $      11.16       0.02@        (0.69)      (0.67)       0.02           0.02         --           0.04
9/15/00** Through 5/31/01    $      12.86       0.03         (1.72)      (1.69)       0.01             --         --           0.01



 **  Commencement of offering of class of shares.
  ~ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
 @@ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(u) Prior to September 10, 2001, the invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.
(2)  Unaudited.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                   NET ASSET
                                  VALUE, END            TOTAL
                                   OF PERIOD           RETURN (a)(1)
U.S. EQUITY FUND~
1/1/04 Through 6/30/04(2)    $         10.32             3.27%
Year Ended 12/31/03          $         10.01            32.32%
Year Ended 12/31/02          $          7.61           (26.89%)
6/1/01 Through 12/31/01^     $         10.45            (5.96%)
9/15/00** Through 5/31/01    $         11.16           (13.10%)

                                                                RATIOS/SUPPLEMENTAL DATA:
                             -------------------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                            ---------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                              NET ASSETS,                     NET                EXPENSES           INCOME (LOSS)
                                   END OF              INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   PERIOD        NET       INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (MILLIONS)   EXPENSES       (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE (a)
U.S. EQUITY FUND~
1/1/04 Through 6/30/04(2)    $         49       1.05%        0.38%                   1.50%                  (0.07%)          44%
Year Ended 12/31/03          $         50       1.05%        0.50%                   1.54%                   0.01%          101%
Year Ended 12/31/02          $         29       1.05%        0.30%                   1.44%                  (0.09%)          83%
6/1/01 Through 12/31/01^     $         54       1.05%        0.30%                   1.44%                  (0.09%)          48%
9/15/00** Through 5/31/01    $          3       1.05%        0.22%                   7.05%@@                (5.78%)@@        81%(u)

                                                              PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                             --------------------------------------   ----------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                 NET ASSET          NET     SECURITIES                 DIVIDENDS
                                    VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                 BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                 OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04(2)     $      24.11        (0.09)@         2.50         2.41           --             --             --
Year Ended 12/31/03           $      17.68        (0.15)@         6.58         6.43           --             --             --
Year Ended 12/31/02           $      21.53        (0.15)@        (3.57)       (3.72)          --           0.13           0.13
11/1/01 Through 12/31/01^     $      19.64        (0.03)@         1.92         1.89           --             --             --
Year Ended 10/31/01           $      27.89        (0.10)         (4.26)       (4.36)          --           3.89           3.89
Year Ended 10/31/00           $      22.77        (0.20)@         7.97         7.77           --           2.65           2.65
Year Ended 10/31/99           $      20.40        (0.13)@         2.67         2.54           --           0.17           0.17

VALUE OPPORTUNITIES FUND
1/1/04 Through 6/30/04(2)     $      16.62          .05            .60          .65           --             --             --
Year Ended 12/31/03           $      15.48          .10           4.86         4.96         (.10)         (3.72)         (3.82)
Year Ended 12/31/02           $      20.86          .06          (2.63)       (2.57)        (.06)         (2.75)         (2.81)
Year Ended 12/31/01*          $      28.05          .02          (4.28)       (4.26)        (.02)         (2.91)         (2.93)
Year Ended 12/31/00*          $      28.83          .04            .10          .14         (.05)          (.87)          (.92)
Year Ended 12/31/99*          $      30.86          .08          (1.36)        1.28         (.08)          (.67)          (.75)



  ^  The Fund changed its fiscal year end from October 31 to December 31.
 ^^  The Fund changed its fiscal year end from September 30 to December 31.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  *  Audit performed by predessor audit Firm.
(2)  Unaudited.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                    NET ASSET
                                   VALUE, END            TOTAL
                                    OF PERIOD           RETURN (1)(a)
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04(2)     $         26.52            10.00%
Year Ended 12/31/03           $         24.11            36.37%
Year Ended 12/31/02           $         17.68           (17.30%)
11/1/01 Through 12/31/01^     $         21.53             9.62%
Year Ended 10/31/01           $         19.64           (16.62%)
Year Ended 10/31/00           $         27.89            37.10%
Year Ended 10/31/99           $         22.77            12.49%

VALUE OPPORTUNITIES FUND
1/1/04 Through 6/30/04(2)     $         17.27             3.91%
Year Ended 12/31/03           $         16.62            32.63%
Year Ended 12/31/02           $         15.48           (12.54%)
Year Ended 12/31/01*          $         20.86           (15.31%)
Year Ended 12/31/00*          $         28.05              .65%
Year Ended 12/31/99*          $         28.83            (4.15%)

                                                                 RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                             --------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                                                                                 EXPENSES           INCOME (LOSS)
                               NET ASSETS,                     NET                WITHOUT                 WITHOUT
                                    END OF              INVESTMENT               WAIVERS,                WAIVERS,     PORTFOLIO
                                    PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE (a)
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04(2)     $         88       1.38%       (0.75%)                 1.63%                  (1.00%)          26%
Year Ended 12/31/03           $         88       1.38%       (0.75%)                 1.65%                  (1.02%)          38%
Year Ended 12/31/02           $         77       1.38%       (0.74%)                 1.40%                  (0.76%)          51%
11/1/01 Through 12/31/01^     $         71       1.38%       (0.81%)                 1.38%                  (0.81%)           6%
Year Ended 10/31/01           $         67       1.39%       (0.80%)                 1.40%                  (0.81%)          47%
Year Ended 10/31/00           $         93       1.44%       (0.77%)                 1.44%                  (0.77%)          75%
Year Ended 10/31/99           $         98       1.40%       (0.59%)                 1.40%                  (0.59%)          92%

VALUE OPPORTUNITIES FUND
1/1/04 Through 6/30/04(2)     $         39       1.44%         .62%                  1.70%                    .36%        23.04%
Year Ended 12/31/03           $         39       1.41%         .64%                  1.65%                    .40%        60.83%
Year Ended 12/31/02           $         32       1.46%         .42%                   N/A                     N/A         51.20%
Year Ended 12/31/01*          $         51       1.39%         .09%                   N/A                     N/A         14.42%
Year Ended 12/31/00*          $         62       1.25%         .21%                   N/A                     N/A         11.73%
Year Ended 12/31/99*          $         70       1.18%         .30%                   N/A                     N/A          8.07%

CLASS B SHARES



                                                              PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                             --------------------------------------   ----------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                 NET ASSET          NET     SECURITIES                 DIVIDENDS
                                    VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                 BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                 OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
CAPITAL GROWTH FUND
1/1/04 Through 6/30/04(2)     $      35.27        (0.17)@         3.12         2.95                          --             --
Year Ended 12/31/03           $      27.13        (0.48)@        10.02         9.54           --           1.40           1.40
Year Ended 12/31/02           $      38.24        (0.65)@       (10.20)      (10.85)          --           0.26           0.26
11/1/01 Through 12/31/01^     $      33.75        (0.06)          4.55         4.49           --             --             --
Year Ended 10/31/01           $      46.20        (0.38)@        (6.59)       (6.97)          --           5.48           5.48
Year Ended 10/31/00           $      41.67        (0.35)@         9.79         9.44           --           4.91           4.91
Year Ended 10/31/99           $      40.38        (0.40)@         5.61         5.21           --           3.92           3.92

GROWTH AND INCOME FUND
1/1/04 Through 6/30/04(2)     $      28.67         0.03@          0.88         0.91         0.03             --           0.03
Year Ended 12/31/03           $      22.91         0.08@          5.78         5.86         0.10             --           0.10
Year Ended 12/31/02           $      28.32         0.08@         (5.21)       (5.13)        0.07           0.21           0.28
11/1/01 Through 12/31/01^     $      26.48         0.01           1.83         1.84           --             --             --
Year Ended 10/31/01           $      40.09         0.02          (7.89)       (7.87)        0.04           5.70           5.74
Year Ended 10/31/00           $      43.25        (0.11)@         3.26         3.15           --           6.31           6.31
Year Ended 10/31/99           $      42.92        (0.04)@         5.04         5.00           --           4.67           4.67



  ^  The Fund changed its fiscal year end from October 31 to December 31.
(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized.
  @  Calculated based upon average shares outstanding.
  #  Short periods have been annualized.
(b) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.
  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, in which the Fund invested all of its investable assets.
(2)  Unaudited.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                    NET ASSET
                                   VALUE, END            TOTAL
                                    OF PERIOD           RETURN (1) (a)
CAPITAL GROWTH FUND
1/1/04 Through 6/30/04(2)     $         38.22             8.36%
Year Ended 12/31/03           $         35.27            35.37%
Year Ended 12/31/02           $         27.13           (28.39%)
11/1/01 Through 12/31/01^     $         38.24            13.30%
Year Ended 10/31/01           $         33.75           (16.30%)
Year Ended 10/31/00           $         46.20            25.21%
Year Ended 10/31/99           $         41.67            13.71%

GROWTH AND INCOME FUND
1/1/04 Through 6/30/04(2)     $         29.55             3.18%
Year Ended 12/31/03           $         28.67            25.66%
Year Ended 12/31/02           $         22.91           (18.21%)
11/1/01 Through 12/31/01^     $         28.32             6.95%
Year Ended 10/31/01           $         26.48           (21.90%)
Year Ended 10/31/00           $         40.09             8.32%
Year Ended 10/31/99           $         43.25            12.29%

                                                                  RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                             --------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                                                                                 EXPENSES           INCOME (LOSS)
                               NET ASSETS,                     NET                WITHOUT                 WITHOUT
                                    END OF              INVESTMENT               WAIVERS,                WAIVERS,     PORTFOLIO
                                    PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
CAPITAL GROWTH FUND
1/1/04 Through 6/30/04(2)     $         58       1.85%       (0.92%)                 1.89%                  (0.96%)          69%
Year Ended 12/31/03           $         61       1.85%       (1.55%)                 1.96%                  (1.66%)          68%
Year Ended 12/31/02           $         59       1.85%       (1.64%)                 1.89%                  (1.68%)          93%(b)
11/1/01 Through 12/31/01^     $        170       1.85%       (0.93%)                 1.85%                  (0.93%)           2%(b)
Year Ended 10/31/01           $        164       1.85%       (0.97%)                 1.87%                  (0.99%)          43%(b)
Year Ended 10/31/00           $        318       1.85%       (0.82%)                 1.85%                  (0.82%)          66%(b)
Year Ended 10/31/99           $        338       1.80%       (0.98%)                 1.80%                  (0.98%)          86%(b)

GROWTH AND INCOME FUND
1/1/04 Through 6/30/04(2)     $         70       1.80%        0.19%                  1.92%                   0.07%           15%~
Year Ended 12/31/03           $         76       1.80%        0.32%                  2.00%                   0.12%           37%~
Year Ended 12/31/02           $         85       1.80%        0.30%                  1.95%                   0.15%           70%~
11/1/01 Through 12/31/01^     $        180       1.80%        0.12%                  1.80%                   0.12%            0%~
Year Ended 10/31/01           $        185       1.80%        0.10%                  1.82%                   0.08%           12%~
Year Ended 10/31/00           $        409       1.80%       (0.27%)                 1.80%                  (0.27%)          30%~
Year Ended 10/31/99           $        528       1.76%       (0.09%)                 1.76%                  (0.09%)         125%~

                                                              PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                             --------------------------------------   ----------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                 NET ASSET          NET     SECURITIES                 DIVIDENDS
                                    VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                 BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                 OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04(2)     $      16.01        (0.14)@         0.83         0.69           --             --             --
Year Ended 12/31/03           $      11.63        (0.24)@         4.62         4.38           --             --             --
Year Ended 12/31/02           $      15.16        (0.27)         (3.26)       (3.53)          --             --             --
11/1/01 Through 12/31/01^     $      13.72        (0.04)          1.48         1.44           --             --             --
Year Ended 10/31/01           $      23.96        (0.23)         (6.63)       (6.86)          --           3.38           3.38
Year Ended 10/31/00           $      15.71        (0.40)@         8.65         8.25           --             --             --
Year Ended 10/31/99           $      12.67        (0.27)          3.31         3.04           --             --             --

MID CAP GROWTH FUND
1/1/04 Through 6/30/04(2)     $       4.77        (0.03)@         0.43         0.40           --             --             --
Year Ended 12/31/03           $       3.49        (0.07)@         1.35         1.28           --             --             --
Year Ended 12/31/02           $       4.99        (0.08)@        (1.42)       (1.50)          --             --             --
10/1/01 Through 12/31/01^^    $       4.22        (0.02)          0.79         0.77           --             --             --
Year Ended 9/30/01            $      12.43        (0.07)@        (7.98)       (8.05)          --           0.16           0.16
10/29/99* Through 9/30/00     $      10.00        (0.17)          2.60         2.43           --             --             --

MID CAP VALUE FUND
1/1/04 Through 6/30/04(2)     $      18.37        (0.03)@         1.34         1.31           --             --             --
Year Ended 12/31/03           $      14.32        (0.03)@         4.19         4.16           --           0.11           0.11
Year Ended 12/31/02           $      14.06        (0.04)@         0.31         0.27           --           0.01           0.01
10/1/01 Through 12/31/01^^    $      13.40        (0.01)@         1.47         1.46         0.05           0.75           0.80
4/30/01** Through 9/30/01     $      14.24           --@         (0.84)       (0.84)          --             --             --



  *  Commencement of operations.
 **  Commencement of offering of class of shares.
  ^  The Fund changed its fiscal year end from October 31 to December 31.
 ^^  The Fund changed its fiscal year end from September 30 to December 31.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 @@ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(2)  Unaudited.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                    NET ASSET
                                   VALUE, END            TOTAL
                                    OF PERIOD           RETURN (1) (a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04(2)     $         16.70             4.31%
Year Ended 12/31/03           $         16.01            37.66%
Year Ended 12/31/02           $         11.63           (23.28%)
11/1/01 Through 12/31/01^     $         15.16            10.50%
Year Ended 10/31/01           $         13.72           (31.02%)
Year Ended 10/31/00           $         23.96            52.51%
Year Ended 10/31/99           $         15.71            23.99%

MID CAP GROWTH FUND
1/1/04 Through 6/30/04(2)     $          5.17             8.39%
Year Ended 12/31/03           $          4.77            36.68%
Year Ended 12/31/02           $          3.49           (30.06%)
10/1/01 Through 12/31/01^^    $          4.99            18.25%
Year Ended 9/30/01            $          4.22           (65.30%)
10/29/99* Through 9/30/00     $         12.43            24.31%

MID CAP VALUE FUND
1/1/04 Through 6/30/04(2)     $         19.68             7.13%
Year Ended 12/31/03           $         18.37            29.06%
Year Ended 12/31/02           $         14.32             1.94%
10/1/01 Through 12/31/01^^    $         14.06            10.94%
4/30/01** Through 9/30/01     $         13.40            (5.90%)

                                                                  RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                             --------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                               NET ASSETS,                     NET               EXPENSES           INCOME (LOSS)
                                    END OF              INVESTMENT       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                    PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE (a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04(2)     $         63       2.12%       (1.71%)                 2.22%                  (1.81%)          30%
Year Ended 12/31/03           $         63       2.12%       (1.81%)                 2.35%                  (2.05%)          55%
Year Ended 12/31/02           $         48       2.12%       (1.82%)                 2.32%                  (2.02%)          52%
11/1/01 Through 12/31/01^     $         72       2.12%       (1.83%)                 2.12%                  (1.83%)           8%
Year Ended 10/31/01           $         67       2.13%       (1.75%)                 2.14%                  (1.76%)          57%
Year Ended 10/31/00           $        110       2.20%       (1.69%)                 2.26%                  (1.75%)          87%
Year Ended 10/31/99           $         66       2.23%       (1.69%)                 2.39%                  (1.85%)          92%

MID CAP GROWTH FUND
1/1/04 Through 6/30/04(2)     $          3       2.05%       (1.11%)                 2.27%                  (1.33%)          68%
Year Ended 12/31/03           $          3       2.05%       (1.75%)                 2.33%                  (2.03%)          69%
Year Ended 12/31/02           $          3       2.05%       (1.85%)                 2.32%                  (2.12%)          39%
10/1/01 Through 12/31/01^^    $          5       2.05%       (1.53%)                 2.05%                  (1.53%)         135%
Year Ended 9/30/01            $          6       2.00%       (1.22%)                 2.00%                  (1.22%)         159%
10/29/99* Through 9/30/00     $         25       1.86%       (1.38%)                 1.91%                  (1.43%)         147%

MID CAP VALUE FUND
1/1/04 Through 6/30/04(2)     $        101       1.90%       (0.31%)                 2.08%                  (0.49%)          22%
Year Ended 12/31/03           $         68       1.95%       (0.21%)                 2.19%                  (0.45%)          32%
Year Ended 12/31/02           $         14       2.00%       (0.27%)                 2.49%                  (0.76%)          51%
10/1/01 Through 12/31/01^^    $          3       1.99%       (0.27%)                 4.47%@@                (2.75%)          15%
4/30/01** Through 9/30/01     $          1       2.03%        0.01%                 16.00%@@               (13.96%)@@        98%

                                                              PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                             --------------------------------------   ----------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                 NET ASSET          NET     SECURITIES                 DIVIDENDS
                                    VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                 BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                 OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04(2)     $      22.34        (0.17)@         2.32         2.15           --             --             --
Year Ended 12/31/03           $      16.50        (0.27)@         6.11         5.84           --             --             --
Year Ended 12/31/02           $      20.26        (0.29)@        (3.34)       (3.63)          --           0.13           0.13
11/1/01 Through 12/31/01^     $      18.50        (0.05)@         1.81         1.76           --             --             --
Year Ended 10/31/01           $      26.73        (0.09)         (4.25)       (4.34)          --           3.89           3.89
Year Ended 10/31/00           $      22.06        (0.37)@         7.69         7.32           --           2.65           2.65
Year Ended 10/31/99           $      19.91        (0.28)@         2.60         2.32           --           0.17           0.17

VALUE OPPORTUNITIES FUND
1/1/04 Through 6/30/04(2)     $      16.45         (.01)@          .58          .57           --             --             --
Year Ended 12/31/03           $      15.40         (.01)@         4.78         4.77           --          (3.72)         (3.72)
Year Ended 12/31/02           $      20.86         (.08)@        (2.63)       (2.71)          --          (2.75)         (2.75)



  ^  The Fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(2)  Unaudited.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                    NET ASSET
                                   VALUE, END            TOTAL
                                    OF PERIOD           RETURN (1) (a)
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04(2)     $         24.49             9.62%
Year Ended 12/31/03           $         22.34            35.39%
Year Ended 12/31/02           $         16.50           (17.94%)
11/1/01 Through 12/31/01^     $         20.26             9.51%
Year Ended 10/31/01           $         18.50           (17.37%)
Year Ended 10/31/00           $         26.73            36.17%
Year Ended 10/31/99           $         22.06            11.69%

VALUE OPPORTUNITIES FUND
1/1/04 Through 6/30/04(2)     $         17.02             3.47%
Year Ended 12/31/03           $         16.45            31.56%
Year Ended 12/31/02           $         15.40           (13.21%)

                                                                  RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                             --------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                               NET ASSETS,                     NET               EXPENSES           INCOME (LOSS)
                                    END OF              INVESTMENT       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                    PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE (a)
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04(2)     $         22       2.12%       (1.50%)                 2.13%                  (1.51%)          26%
Year Ended 12/31/03           $         22       2.12%       (1.49%)                 2.21%                  (1.58%)          38%
Year Ended 12/31/02           $         23       2.12%       (1.50%)                 2.16%                  (1.54%)          51%
11/1/01 Through 12/31/01^     $         42       2.12%       (1.55%)                 2.12%                  (1.55%)           6%
Year Ended 10/31/01           $         39       2.13%       (1.54%)                 2.14%                  (1.55%)          47%
Year Ended 10/31/00           $         57       2.17%       (1.50%)                 2.17%                  (1.50%)          75%
Year Ended 10/31/99           $         57       2.12%       (1.31%)                 2.12%                  (1.31%)          92%

VALUE OPPORTUNITIES FUND
1/1/04 Through 6/30/04(2)     $       .220       2.34%        (.11%)                 2.60%                   (.48%)       23.04%
Year Ended 12/31/03           $       .098       2.14%        (.08%)                 2.38%                   (.32%)       60.83%
Year Ended 12/31/02           $       .014       2.45%        (.40%)                  N/A                     N/A         51.20%

                                                               PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                         ------------------------------------  ---------------------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                              NET ASSET        NET     SECURITIES               DIVIDENDS
                                 VALUE, INVESTMENT          (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                              BEGINNING     INCOME   REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                              OF PERIOD     (LOSS)    UNREALIZED)  OPERATIONS      INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DIVERSIFIED FUND
1/1/04 Through 6/30/04(2)   $     12.79       0.02@          0.14        0.16        0.03                                     0.03
3/24/03** Through 12/31/03  $     10.77       0.03@          2.06        2.09        0.07             --         --           0.07

U.S. EQUITY FUND
1/1/04 Through 6/30/04(2)   $      9.95      (0.02)@         0.31        0.29          --             --         --             --
Year Ended 12/31/03         $      7.58      (0.02)@         2.39        2.37          --+            --         --             --+
Year Ended 12/31/02         $     10.43      (0.04)         (2.81)      (2.85)         --             --         --             --
9/10/01** Through 12/31/01  $      9.67      (0.01)@         0.79        0.78          --           0.02         --           0.02



 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
  +  Amount is less than $.005.
(a)  Not annualized for periods less than one year.
(2)  Unaudited.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                   NET ASSET
                                  VALUE, END            TOTAL
                                   OF PERIOD           RETURN (a)(1)
DIVERSIFIED FUND
1/1/04 Through 6/30/04(2)    $         12.92             1.26%
3/24/03** Through 12/31/03   $         12.79            19.42%

U.S. EQUITY FUND
1/1/04 Through 6/30/04(2)    $         10.24             2.91%
Year Ended 12/31/03          $          9.95            31.29%
Year Ended 12/31/02          $          7.58           (27.31%)
9/10/01** Through 12/31/01   $         10.43             8.07%

                                                                  RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                            ---------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                              NET ASSETS,                     NET                EXPENSES           INCOME (LOSS)
                                   END OF              INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   PERIOD        NET       INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (MILLIONS)   EXPENSES       (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE (a)
DIVERSIFIED FUND
1/1/04 Through 6/30/04(2)    $         14       1.93%        0.37%                   2.14%                   0.16%          118%
3/24/03** Through 12/31/03   $         14       1.93%        0.35%                   2.20%                   0.08%          210%

U.S. EQUITY FUND
1/1/04 Through 6/30/04(2)    $         29       1.75%       (0.32%)                  2.00%                  (0.57%)          44%
Year Ended 12/31/03          $         29       1.75%       (0.20%)                  2.04%                  (0.49%)         101%
Year Ended 12/31/02          $         11       1.75%       (0.40%)                  1.93%                  (0.58%)          83%
9/10/01** Through 12/31/01   $         19       1.75%       (0.40%)                  1.85%                  (0.50%)          48%



(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.

CLASS C SHARES



                                                              PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                             --------------------------------------   ----------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                 NET ASSET          NET     SECURITIES                 DIVIDENDS
                                    VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                 BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                 OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
CAPITAL GROWTH FUND
1/1/04 Through 6/30/04(2)     $      34.81        (0.15)@         3.07         2.92           --             --             --
Year Ended 12/31/03           $      26.83        (0.47)@         9.85         9.38           --           1.40           1.40
Year Ended 12/31/02           $      37.82        (0.53)@       (10.20)      (10.73)          --           0.26           0.26
11/1/01 Through 12/31/01^     $      33.38        (0.05)          4.49         4.44           --             --             --
Year Ended 10/31/01           $      45.76        (0.37)@        (6.53)       (6.90)          --           5.48           5.48
Year Ended 10/31/00           $      41.31        (0.35)@         9.71         9.36           --           4.91           4.91
Year Ended 10/31/99           $      40.03        (0.39)@         5.59         5.20           --           3.92           3.92

GROWTH AND INCOME FUND
1/1/04 Through 6/30/04(2)     $      27.74         0.03@          0.85         0.88         0.04             --           0.04
Year Ended 12/31/03           $      22.19         0.08@          5.59         5.67         0.12             --           0.12
Year Ended 12/31/02           $      27.47         0.08@         (5.06)       (4.98)        0.09           0.21           0.30
11/1/01 Through 12/31/01^     $      25.68         0.01           1.78         1.79           --             --             --
Year Ended 10/31/01           $      39.10         0.05          (7.70)       (7.65)        0.07           5.70           5.77
Year Ended 10/31/00           $      42.34        (0.11)@         3.18         3.07           --           6.31           6.31
Year Ended 10/31/99           $      42.13        (0.03)@         4.94         4.91         0.03           4.67           4.70



  ^  The Fund changed its fiscal year end from October 31 to December 31.
(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized.
  @  Calculated based upon average shares outstanding.
  #  Short periods have been annualized.
(b) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.
  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, in which the Fund invested all of its investable assets.
(2)  Unaudited.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                    NET ASSET
                                   VALUE, END            TOTAL
                                    OF PERIOD           RETURN (1) (a)
CAPITAL GROWTH FUND
1/1/04 Through 6/30/04(2)     $         37.73             8.39%
Year Ended 12/31/03           $         34.81            35.17%
Year Ended 12/31/02           $         26.83           (28.39%)
11/1/01 Through 12/31/01^     $         37.82            13.30%
Year Ended 10/31/01           $         33.38           (16.30%)
Year Ended 10/31/00           $         45.76            25.25%
Year Ended 10/31/99           $         41.31            13.81%

GROWTH AND INCOME FUND
1/1/04 Through 6/30/04(2)     $         28.58             3.18%
Year Ended 12/31/03           $         27.74            25.64%
Year Ended 12/31/02           $         22.19           (18.21%)
11/1/01 Through 12/31/01^     $         27.47             6.97%
Year Ended 10/31/01           $         25.68           (21.89%)
Year Ended 10/31/00           $         39.10             8.31%
Year Ended 10/31/99           $         42.34            12.29%

                                                                  RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                             --------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                               NET ASSETS,                     NET               EXPENSES           INCOME (LOSS)
                                    END OF              INVESTMENT       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                    PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
CAPITAL GROWTH FUND
1/1/04 Through 6/30/04(2)     $          6       1.85%       (0.82%)                 1.89%                  (0.86%)          69%
Year Ended 12/31/03           $          4       1.85%       (1.55%)                 1.96%                  (1.66%)          68%
Year Ended 12/31/02           $          3       1.85%       (1.63%)                 1.88%                  (1.66%)          93%
11/1/01 Through 12/31/01^     $          5       1.85%       (0.91%)                 1.85%                  (0.91%)           2%
Year Ended 10/31/01           $          4       1.85%       (0.97%)                 1.87%                  (0.99%)          43%(b)
Year Ended 10/31/00           $          5       1.85%       (0.82%)                 1.85%                  (0.82%)          66%(b)
Year Ended 10/31/99           $          6       1.80%       (0.97%)                 1.80%                  (0.97%)          86%(b)

GROWTH AND INCOME FUND
1/1/04 Through 6/30/04(2)     $          6       1.80%        0.19%                  1.92%                   0.07%           15%~
Year Ended 12/31/03           $          6       1.80%        0.32%                  2.00%                   0.12%           37%~
Year Ended 12/31/02           $          5       1.80%        0.31%                  1.94%                   0.17%           70%~
11/1/01 Through 12/31/01^     $          7       1.80%        0.12%                  1.80%                   0.12%            0%~
Year Ended 10/31/01           $          7       1.80%        0.09%                  1.82%                   0.07%           12%~
Year Ended 10/31/00           $          9       1.80%       (0.27%)                 1.80%                  (0.27%)          30%~
Year Ended 10/31/99           $         10       1.76%       (0.07%)                 1.76%                  (0.07%)         125%~

                                                               PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                             --------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                 NET ASSET          NET     SECURITIES                 DIVIDENDS
                                    VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET    DISTRIBUTIONS
                                 BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT     FROM CAPITAL          TOTAL
                                 OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME            GAINS  DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04(2)     $      15.98        (0.14)@         0.83         0.69           --               --             --
Year Ended 12/31/03           $      11.61        (0.25)@         4.62         4.37           --               --             --
Year Ended 12/31/02           $      15.13        (0.21)         (3.31)       (3.52)          --               --             --
11/1/01 Through 12/31/01^     $      13.70        (0.04)          1.47         1.43           --               --             --
Year Ended 10/31/01           $      23.93        (0.23)         (6.62)       (6.85)          --             3.38           3.38
Year Ended 10/31/00           $      15.69        (0.35)@         8.59         8.24           --               --             --
Year Ended 10/31/99           $      12.66        (0.26)          3.29         3.03           --               --             --

MID CAP VALUE FUND
1/1/04 Through 6/30/04(2)     $      18.41        (0.03)@         1.34         1.31           --               --             --
Year Ended 12/31/03           $      14.35        (0.03)@         4.20         4.17           --(b)          0.11           0.11
Year Ended 12/31/02           $      14.09        (0.04)@         0.31         0.27           --             0.01           0.01
10/1/01 Through 12/31/01^^    $      13.41        (0.01)@         1.48         1.47         0.04             0.75           0.79
4/30/01** Through 9/30/01     $      14.24           --@         (0.83)       (0.83)          --               --             --



 **  Commencement of offering of class of shares.
  ^  The Fund changed its fiscal year end from October 31 to December 31.
 ^^  The Fund changed its fiscal year end from September 30 to December 31.
  @  Calculated based upon average shares outstanding.
(b)  Amount is less than .005.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 @@ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(2)  Unaudited.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                    NET ASSET
                                   VALUE, END            TOTAL
                                    OF PERIOD           RETURN (1)(a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04(2)     $         16.67             4.32%
Year Ended 12/31/03           $         15.98            37.64%
Year Ended 12/31/02           $         11.61           (23.26%)
11/1/01 Through 12/31/01^     $         15.13            10.44%
Year Ended 10/31/01           $         13.70           (31.02%)
Year Ended 10/31/00           $         23.93            52.52%
Year Ended 10/31/99           $         15.69            23.93%

MID CAP VALUE FUND
1/1/04 Through 6/30/04(2)     $         19.72             7.12%
Year Ended 12/31/03           $         18.41            29.09%
Year Ended 12/31/02           $         14.35             1.94%
10/1/01 Through 12/31/01^^    $         14.09            11.05%
4/30/01** Through 9/30/01     $         13.41            (5.83%)

                                                                  RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                             --------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                               NET ASSETS,                     NET               EXPENSES           INCOME (LOSS)
                                    END OF              INVESTMENT       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                    PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE (a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04(2)     $         32       2.12%       (1.71%)                 2.22%                  (1.81%)          30%
Year Ended 12/31/03           $         23       2.12%       (1.82%)                 2.35%                  (2.04%)          55%
Year Ended 12/31/02           $         10       2.12%       (1.82%)                 2.32%                  (2.02%)          52%
11/1/01 Through 12/31/01^     $         11       2.12%       (1.83%)                 2.12%                  (1.83%)           8%
Year Ended 10/31/01           $         10       2.13%       (1.76%)                 2.14%                  (1.77%)          57%
Year Ended 10/31/00           $         14       2.20%       (1.69%)                 2.26%                  (1.75%)          87%
Year Ended 10/31/99           $          6       2.23%       (1.69%)                 2.39%                  (1.85%)          92%

MID CAP VALUE FUND
1/1/04 Through 6/30/04(2)     $        208       1.90%       (0.30%)                 2.08%                  (0.48%)          22%
Year Ended 12/31/03           $        103       1.95%       (0.19%)                 2.19%                  (0.43%)          32%
Year Ended 12/31/02           $          9       2.00%       (0.28%)                 2.51%                  (0.79%)          51%
10/1/01 Through 12/31/01^^    $          3       1.99%       (0.30%)                 4.48%@@                (2.79%)          15%
4/30/01** Through 9/30/01     $          2       2.04%        0.03%                 15.95%@@               (13.88%)@@        98%

                                                                PER SHARE OPERATING PERFORMANCE:
                             ------------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                          ------------------------------------  ---------------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                                NET ASSET        NET    SECURITIES               DIVIDENDS
                                   VALUE, INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                BEGINNING     INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                                OF PERIOD     (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DIVERSIFIED FUND
1/1/04 Through 6/30/04(2)    $      12.80       0.02@         0.13        0.15        0.03             --         --           0.03
3/24/03** Through 12/31/03   $      10.77       0.03@         2.07        2.10        0.07             --         --           0.07

U.S. EQUITY FUND
1/1/04 Through 6/30/04(2)    $       9.95      (0.02)@        0.31        0.29          --             --         --             --
Year Ended 12/31/03          $       7.58      (0.02)@        2.39        2.37          --+            --         --             --+
Year Ended 12/31/02          $      10.44      (0.05)        (2.81)      (2.86)         --             --         --             --
9/10/01** Through 12/31/01   $       9.67      (0.01)@        0.80        0.79          --           0.02         --           0.02



 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
  +  Amount rounds to less than $.005.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
(2)  Unaudited.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                   NET ASSET
                                  VALUE, END            TOTAL
                                   OF PERIOD           RETURN (a) (1)
DIVERSIFIED FUND
1/1/04 Through 6/30/04(2)    $         12.90             1.20%
3/24/03** Through 12/31/03   $         12.80            19.48%

U.S. EQUITY FUND
1/1/04 Through 6/30/04(2)    $         10.24             2.91%
Year Ended 12/31/03          $          9.95            31.29%
Year Ended 12/31/02          $          7.58           (27.37%)
9/10/01** Through 12/31/01   $         10.44             8.18%

                                                                 RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                            ---------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                              NET ASSETS,                     NET                EXPENSES           INCOME (LOSS)
                                   END OF              INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   PERIOD        NET       INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (MILLIONS)   EXPENSES       (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE (a)
DIVERSIFIED FUND
1/1/04 Through 6/30/04(2)    $          1       1.93%        0.36%                   2.14%                   0.15%          118%
3/24/03** Through 12/31/03   $          1       1.93%        0.36%                   2.20%                   0.09%          210%

U.S. EQUITY FUND
1/1/04 Through 6/30/04(2)    $          5       1.75%       (0.32%)                  2.00%                  (0.57%)          44%
Year Ended 12/31/03          $          5       1.75%       (0.20%)                  2.04%                  (0.49%)         101%
Year Ended 12/31/02          $          1       1.75%       (0.42%)                  1.93%                  (0.60%)          83%
9/10/01** Through 12/31/01   $          1       1.75%       (0.39%)                  1.85%                  (0.49%)          48%

APPENDIX A--LEGAL PROCEEDINGS
  AND ADDITIONAL FEE AND EXPENSE
  INFORMATION


  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a

Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

REDUCED RATE FUND



FUND                                  CLASS       NET EXPENSE RATIO         GROSS EXPENSE RATIO
---------------------------------    -------   -----------------------      -------------------
JPMorgan U.S. Equity Fund            Class A            1.05%                      1.49%
                                     Class B            1.57%                      1.99%
                                     Class C            1.57%                      1.99%



NON-REDUCED RATE FUND



FUND                                  CLASS       NET EXPENSE RATIO         GROSS EXPENSE RATIO
---------------------------------    -------   -----------------------      -------------------
JPMorgan Diversified Fund            Class A            1.14%                      1.65%
                                     Class B            1.65%                      2.15%
                                     Class C            1.65%                      2.15%



A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The Reduced Rate for the JPMorgan U.S. Equity Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN U.S. EQUITY FUND



                                           CLASS A                                               CLASS B(1)
                     ---------------------------------------------------    ---------------------------------------------------
                                    GROSS            NET           NET                     GROSS            NET          NET
                      ANNUAL     CUMULATIVE      CUMULATIVE      ANNUAL      ANNUAL     CUMULATIVE      CUMULATIVE      ANNUAL
PERIOD ENDED          COSTS        RETURN          RETURN        RETURN      COSTS        RETURN          RETURN        RETURN
------------------   --------   ------------    ------------    --------    --------   ------------    ------------    --------
April 30, 2005(a)    $    544           0.96%           0.76%       0.76%   $     30           0.96%           0.66%       0.66%
April 30, 2006       $    102           6.01%           4.74%       3.95%   $    161           6.01%           4.11%       3.43%
April 30, 2007       $    150          11.31%           8.41%       3.51%   $    210          11.31%           7.24%       3.01%
April 30, 2008       $    156          16.87%          12.22%       3.51%   $    217          16.87%          10.47%       3.01%
April 30, 2009       $    161          22.72%          16.16%       3.51%   $    223          22.72%          13.80%       3.01%
April 30, 2010       $    167          28.85%          20.24%       3.51%   $    230          28.85%          17.22%       3.01%
April 30, 2011       $    173          35.29%          24.46%       3.51%   $    237          35.29%          20.75%       3.01%
April 30, 2012       $    179          42.06%          28.82%       3.51%   $    244          42.06%          24.39%       3.01%
April 30, 2013       $    185          49.16%          33.35%       3.51%   $    241          49.16%          28.23%       3.09%
April 30, 2014       $    192          56.62%          38.03%       3.51%   $    194          56.62%          32.73%       3.51%
April 30, 2015       $    198          64.45%          42.87%       3.51%   $    201          64.45%          37.39%       3.51%

                                           CLASS C
                     ---------------------------------------------------
                                    GROSS            NET           NET
                      ANNUAL     CUMULATIVE      CUMULATIVE      ANNUAL
PERIOD ENDED          COSTS        RETURN          RETURN        RETURN
------------------   --------   ------------    ------------    --------
April 30, 2005(a)    $     30           0.96%           0.66%       0.66%
April 30, 2006       $    161           6.01%           4.11%       3.43%
April 30, 2007       $    210          11.31%           7.24%       3.01%
April 30, 2008       $    217          16.87%          10.47%       3.01%
April 30, 2009       $    223          22.72%          13.80%       3.01%
April 30, 2010       $    230          28.85%          17.22%       3.01%
April 30, 2011       $    237          35.29%          20.75%       3.01%
April 30, 2012       $    244          42.06%          24.39%       3.01%
April 30, 2013       $    251          49.16%          28.13%       3.01%
April 30, 2014       $    259          56.62%          31.99%       3.01%
April 30, 2015       $    267          64.45%          35.96%       3.01%


----------

(1)  Class B shares automatically convert to Class A shares after eight years.
(a)  Information from February 19, 2005 through year end not annualized.

JPMORGAN DIVERSIFIED FUND



                                           CLASS A                                              CLASS B(1)
                     ---------------------------------------------------    ---------------------------------------------------
                                    GROSS            NET           NET                     GROSS            NET          NET
                      ANNUAL     CUMULATIVE      CUMULATIVE      ANNUAL      ANNUAL     CUMULATIVE      CUMULATIVE      ANNUAL
PERIOD ENDED          COSTS        RETURN          RETURN        RETURN      COSTS        RETURN          RETURN        RETURN
------------------   --------   ------------    ------------    --------    --------   ------------    ------------    --------
April 30, 2005(a)    $    546           0.96%           0.74%       0.74%   $     32           0.96%           0.64%       0.64%
April 30, 2006       $    111           6.01%           4.63%       3.86%   $    169           6.01%           4.01%       3.35%
April 30, 2007       $    168          11.31%           8.13%       3.35%   $    227          11.31%           6.98%       2.85%
April 30, 2008       $    172          16.87%          11.76%       3.35%   $    233          16.87%          10.03%       2.85%
April 30, 2009       $    178          22.72%          15.50%       3.35%   $    240          22.72%          13.16%       2.85%
April 30, 2010       $    184          28.85%          19.37%       3.35%   $    247          28.85%          16.39%       2.85%
April 30, 2011       $    190          35.29%          23.37%       3.35%   $    254          35.29%          19.71%       2.85%
April 30, 2012       $    196          42.06%          27.50%       3.35%   $    261          42.06%          23.12%       2.85%
April 30, 2013       $    203          49.16%          31.77%       3.35%   $    258          49.16%          26.73%       2.93%
April 30, 2014       $    209          56.62%          35.19%       3.35%   $    213          56.62%          30.97%       3.35%
April 30, 2015       $    216          64.45%          40.75%       3.35%   $    220          64.45%          35.36%       3.35%

                                           CLASS C
                     ---------------------------------------------------
                                    GROSS            NET           NET
                      ANNUAL     CUMULATIVE      CUMULATIVE      ANNUAL
PERIOD ENDED          COSTS        RETURN          RETURN        RETURN
------------------   --------   ------------    ------------    --------
April 30, 2005(a)    $     32           0.96%           0.64%       0.64%
April 30, 2006       $    169           6.01%           4.01%       3.35%
April 30, 2007       $    227          11.31%           6.98%       2.85%
April 30, 2008       $    233          16.87%          10.03%       2.85%
April 30, 2009       $    240          22.72%          13.16%       2.85%
April 30, 2010       $    247          28.85%          16.39%       2.85%
April 30, 2011       $    254          35.29%          19.71%       2.85%
April 30, 2012       $    261          42.06%          23.12%       2.85%
April 30, 2013       $    268          49.16%          26.63%       2.85%
April 30, 2014       $    276          56.62%          30.23%       2.85%
April 30, 2015       $    284          64.45%          33.95%       2.85%


----------

(1)  Class B shares automatically convert to Class A shares after eight years.
(a)  Information from February 19, 2005 through year end not annualized.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528


If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. for each of the Funds except Mid Cap Growth Fund, Mid Cap Value Fund and Value Opportunities Fund, is 811-21295

Investment Company Act File No. for Mid Cap Growth Fund is 811-5526

Investment Company Act File No. for Mid Cap Value Fund is 811-8189


Investment Company Act File No. for Value Opportunities Fund is 811-4321

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-EQABC-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
U.S. EQUITY
FUNDS

SELECT CLASS SHARES


CAPITAL GROWTH FUND

DISCIPLINED EQUITY FUND

DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
GROWTH AND INCOME FUND
MID CAP EQUITY FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Capital Growth Fund                                                    1

Disciplined Equity Fund                                                7

Diversified Fund                                                      13

Dynamic Small Cap Fund                                                20

Growth and Income Fund                                                26

Mid Cap Equity Fund                                                   32

Mid Cap Value Fund                                                    38

Small Cap Equity Fund                                                 44

U.S. Equity Fund                                                      50

U.S. Small Company Fund                                               56

The Funds' Management and Administration                              62

How to Do Business with the Funds                                     66

    Purchasing Fund Shares                                            66

    Exchanging Fund Shares                                            69

    Redeeming Fund Shares                                             70

Shareholder Information                                               73

    Distributions and Taxes                                           73

    Availability of Proxy Voting Record                               73

    Portfolio Holdings Disclosure                                     74

Risk and Reward Elements                                              75

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                    81

Financial Highlights                                                  82

Appendix A - Legal Proceedings and Additional Fee
and Expense Information                                               94

How To Reach Us                                               BACK COVER

JPMORGAN
  CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 75-80.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. "Assets" means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the

Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995      22.24%
1996      24.64%
1997      23.88%
1998       5.93%
1999      13.23%
2000      14.60%
2001      -3.76%
2002     -27.71%
2003      36.64%
2004      17.37%


BEST QUARTER 4th quarter, 1998          17.56%
WORST QUARTER 3rd quarter, 1998        -19.49%



* The Fund's performance for the period before the Select Class Shares was launched on 1/25/96 is based on the performance of the Fund's Class A Shares which invest in the same portfolio of securities, but which are not being offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                           PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                              17.37            5.04            11.21

Return After Taxes on Distributions                                              14.85            3.87             9.24

Return After Taxes on Distributions and Sale of Fund Shares                      13.46            3.98             9.00
-----------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              15.48           (3.36)           11.23
-----------------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                14.07           (6.06)            9.68



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.84
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.49
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.56)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.93



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.93% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                95        407        751      1,724

JPMORGAN
  DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 75-80.


THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor's Corporation (S&P) 500 Index.


THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high perceived potential reward compared to perceived potential risk

-  possible temporary mispricings caused by apparent market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998     31.98%
1999     18.02%
2000    -11.11%
2001    -12.14%
2002    -24.98%
2003     29.45%
2004     11.03%


BEST QUARTER 4th quarter, 1998               22.83%
WORST QUARTER 3rd quarter, 2001             -15.97%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares was launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 12/31/97 to 9/10/01. Returns for the period 1/3/97 (commencement of operations) to 12/31/97 reflect the performance of the institutional feeder (whose investment program was identical to that of the Select Class Shares). During this period the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than the institutional feeder.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                           PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                              11.03           (3.38)            7.12

Return After Taxes on Distributions                                              10.81           (3.72)            6.64

Return After Taxes on Distributions and Sale of Fund Shares                       7.44           (3.02)            5.96
-----------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              10.88           (2.30)            7.24
-----------------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                 8.30           (2.29)            6.08



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 1/3/97. Performance for the indexes is from 1/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.25
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                      0.75



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  total annual operating expenses.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                        1 YEAR   3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                77       240        417        931

JPMORGAN
  DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 75-80.


THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY
Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

-  52% medium- and large-cap U.S. equity securities

-  35% U.S. and foreign fixed income investments

-  10% foreign equity securities

-  3% small-cap U.S. equity securities

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The adviser, JPMIM, may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), S&P, Fitch Ratings (Fitch), or the equivalent by another national rating organization, including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bond.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized benchmark, a broad-based securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%) and Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) (10%) indexes.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995     26.47%
1996     13.42%
1997     18.47%
1998     18.29%
1999     13.87%
2000     -4.24%
2001     -5.89%
2002    -13.22%
2003     20.90%
2004      9.28%


BEST QUARTER 4th quarter, 1998              13.39%
WORST QUARTER 3rd quarter, 2002            -11.01%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares was launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/95 to 9/10/01.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                           PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               9.28            0.66             8.99

Return After Taxes on Distributions                                               8.85           (0.24)            7.39

Return After Taxes on Distributions and Sale of Fund Shares                       6.26            0.04             6.92
-----------------------------------------------------------------------------------------------------------------------
FUND BENCHMARK
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               9.80            1.91            10.26
-----------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              10.88           (2.30)           12.07
-----------------------------------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                 8.98            2.95             9.44



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Class before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.55
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.24
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.04
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.15)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.89



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.89% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                91        314        557      1,255

JPMORGAN
  DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 75-80.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of Russell 2000(R) Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trust (REITs) depositary receipts and warrants and rights to buy common stocks.


The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index and the Russell 2000(R) Growth Index, each a broad-based index, and Lipper Small-Cap Core Funds Index, a broad-based index. In the past, the Fund has compared its performance to the S&P SmallCap 600/BARRA Growth Index, but will now compare its performance to the Russell 2000(R) Growth Index. The adviser believes that the Russell 2000(R) Growth Index is more appropriate because it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998     13.46%
1999     30.19%
2000     11.91%
2001    -13.92%
2002    -22.47%
2003     39.04%
2004     10.27%


BEST QUARTER 4th quarter, 1999        24.06%
WORST QUARTER 1st quarter, 2001      -20.75%



* The Fund's performance for the period before the Select Class Shares was launched on 4/5/99 is based on the performance of the Fund's Class A Shares, which is invested in the same portfolio of securities, but which are not being offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                           PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                              10.27            2.75            11.31

Return After Taxes on Distributions                                              10.27            1.97            10.75

Return After Taxes on Distributions and Sale of Fund Shares                       6.68            2.05             9.81
-----------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              14.31           (3.57)            3.94
-----------------------------------------------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              22.01            7.11             9.18
-----------------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                10.78           (1.51)            7.23



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 5/19/97. Performance for the indexes is from 5/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.65
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.33
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.23
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.13)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.10



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

- net expenses of 1.10% through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION                112        375        661      1,475

JPMORGAN
  GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 75-80.


THE FUND'S OBJECTIVE
The Fund seeks to provide capital growth over the long-term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has an identical investment objective and the same policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.

Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. "Assets" means net assets, plus the amount of borrowings for investment purposes. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/BARRA Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund's investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. The adviser applies a "bottom-up" approach when constructing the Fund's portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund's investments are subject to extensive financial analysis and a disciplined valuation process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the

Fund is vesting for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth and income potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995     27.55%
1996     19.86%
1997     30.07%
1998     14.50%
1999      8.52%
2000      0.86%
2001    -11.81%
2002    -17.47%
2003     26.78%
2004     14.42%


BEST QUARTER 2nd quarter, 2003           17.82%
WORST QUARTER 3rd quarter, 2002         -17.98%



* The Fund's performance for the period before the Select Class Shares was launched on 1/24/96 is based on the performance of the Fund's Class A Shares, which is invested in the same portfolio of securities, but which is not being offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                           PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                              14.42            1.27            10.16

Return After Taxes on Distributions                                              14.23            0.33             8.11

Return After Taxes on Distributions and Sale of Fund Shares                       9.61            0.72             8.04
-----------------------------------------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              15.71            2.48            12.24
-----------------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                11.99            1.42            11.28



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES(1) (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(2)                                                       0.30
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.95
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(3)                              (0.05)
----------------------------------------------------------------------------
NET EXPENSES(3)                                                         0.90



(1) The Fund has a master/feeder structure as described under The Funds' Management and Administration later in this prospectus. This table shows the Select Shares expenses and its share of master portfolio expenses, expressed as a percentage of average daily net assets.

(2) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(3) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.90% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                92        297        520      1,161

JPMORGAN
  MID CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 75-80.


THE FUND'S OBJECTIVE
The Fund's objective is long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap(R) Index securities at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs) depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.


Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, uses an active equity management style focused on investing in mid-sized companies that are increasing their market share with strong earnings prospects. The adviser emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or services and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the

Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995     24.68%
1996      7.41%
1997     15.01%
1998     16.23%
1999     25.06%
2000     14.74%
2001     -3.96%
2002    -13.39%
2003     32.29%
2004     19.36%


BEST QUARTER 4th quarter, 1998           22.51%
WORST QUARTER 3rd quarter, 1998         -19.48%



* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                           PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                              19.36            8.54            12.93

Return After Taxes on Distributions                                              17.04            6.87              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                      14.60            6.76              N/A(1)
-----------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              20.22            7.59            14.50
-----------------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                15.44            5.65            12.63



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.65
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEE                                                 0.25
OTHER EXPENSES(1)                                                       0.19
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.09
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.09)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns for Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)               102        336        591      1,319

JPMORGAN
  MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 75-80.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary reciepts and warrants and rights to buy common stocks.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser, JPMIM, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success.

Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell Midcap(R) Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998    19.77%
1999    13.87%
2000    35.28%
2001     9.91%
2002     2.90%
2003    30.34%
2004    20.67%


BEST QUARTER 4th quarter, 1998           17.96%
WORST QUARTER 3rd quarter, 1998         -11.06%



* The Select Class Shares was launched on 10/31/01. The Fund's performance from 11/13/97 (commencement of operations) to 10/31/01 (for the table) and from 11/13/97 through 12/31/01 (for the bar chart) is based on the performance of the Fund's Institutional Class Shares, which invests in the same portfolio of securities, but which is not being offered in this prospectus. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                           PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                              20.67           19.19            18.92

Return After Taxes on Distributions                                              20.21           18.01            16.57

Return After Taxes on Distributions and Sale of Fund Shares                      13.69           16.22            15.26
-----------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              23.71           13.48            10.67
-----------------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                19.53           10.87             9.16



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 11/13/97. Performance for the indexes is from 11/30/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.65
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.24
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.14
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.14)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

- net expenses of 1.00% through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)               102        346        612      1,372

JPMORGAN
  SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 75-80.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index (effective May 1, 2005 the Russell 2000(R) Index) stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs) depositary receipts and warrants and rights to buy common stocks.


The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund's investments in equity securities may also include real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P SmallCap 600 Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index. The table also compares that performance to the Russell 2000(R) Index, another broad-based index. As of May 1, 2005 the Fund will compare its performance to the Russell 2000(R) Index, since the adviser believes the Russell 2000(R) Index more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995                    54.04%
1996                    29.18%
1997                    18.15%
1998                     3.71%
1999                    14.37%
2000                    14.80%
2001                    -5.68%
2002                   -16.87%
2003                    37.07%
2004                    26.81%


BEST QUARTER 4th quarter, 1998                  19.51%
WORST QUARTER 3rd quarter, 1998                -21.04%



* The Fund's performance for the period before the Select Class Shares was launched on 5/7/96 is based on the performance of the Fund's Class A Shares, which invests in the same portfolio of securities, but which is not being offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004



                                                                          PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
SELECT SHARES*

Return Before Taxes                                                             26.81            9.37             15.87

Return After Taxes on Distributions                                             24.26            8.11             14.75

Return After Taxes on Distributions and Sale of Fund Sales                      20.31            7.67             13.89
-----------------------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX^ (BENCHMARK AS OF MAY 1, 2005)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             18.33            6.61             11.53
-----------------------------------------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX^ (CURRENT BENCHMARK)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             22.65           11.60             14.29
-----------------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                               18.37            9.06             12.98



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 12/20/94. Performance for the indexes is from 12/31/94.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.65
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEE                                                 0.25
OTHER EXPENSES(1)                                                       0.17
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.07
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.22)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.85



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)               87        315        565       1,283

JPMORGAN
  U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 75-80.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995            32.48%
1996            21.06%
1997            28.41%
1998            24.45%
1999            14.69%
2000            -6.61%
2001            -9.43%
2002           -26.62%
2003            32.42%
2004            10.80%


BEST QUARTER 4th quarter, 1998          21.33%
WORST QUARTER 3rd quarter, 2002        -18.10%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares was launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/95 to 9/10/01.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                          PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                             10.80           (1.85)            10.35

Return After Taxes on Distributions                                             10.65           (2.26)             7.82

Return After Taxes on Distributions and Sale of Fund Shares                      7.21           (1.74)             7.82
-----------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             10.88           (2.30)            12.07
-----------------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                8.30           (2.99)            10.26



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.22
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.87
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.08)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.79



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.79% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXPENSE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                81        268        473      1,064

JPMORGAN
  U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 75-80.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000(R) Index. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. Market capitalization is the total market value of a company's shares. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs) depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.


Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995            31.86%
1996            20.75%
1997            22.75%
1998            -5.49%
1999            44.00%
2000            -9.80%
2001            -8.96%
2002           -20.48%
2003            39.72%
2004            13.73%


BEST QUARTER 4th quarter, 1999                  34.68%
WORST QUARTER 3rd quarter, 2001                -22.61%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares was launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/95 to 9/10/01.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                          PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                             13.73            0.74             10.69

Return After Taxes on Distributions                                             11.54            0.05              8.56

Return After Taxes on Distributions and Sale of Fund Shares                     11.77            0.46              8.28
-----------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             18.33            6.61             11.53
-----------------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                               18.37            9.06             12.98



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.21
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.06
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.05)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.01


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.01% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)               103        331        579      1,289

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION


The Funds, except for the Mid Cap Value Fund, are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The trustees of the trust and the directors of the corporation are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.


The Growth and Income Fund is a "feeder" fund that invests in the Growth and Income Portfolio, a master portfolio (Portfolio). The Portfolio accepts investments from other feeder funds, and all the feeders of the Portfolio bear the Portfolio's expenses in proportion to their assets. The Growth and Income Fund and the Portfolio expect to maintain consistent goals, but if they do not, the Growth and Income Fund will withdraw from the Portfolio, receiving its assets either in cash or securities. The Growth and Income Fund's trustees would then consider whether the Growth and Income Fund should hire its own investment adviser, invest in a different master portfolio or take other action. (Except where indicated, and as context requires, this section uses the term the "Growth and Income Fund" to mean the Growth and Income Fund and the Portfolio taken together.)


Each class in a multiple class fund and each feeder in a master-feeder structure can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class or feeder, as the case may be, could offer access to a Fund or Portfolio, respectively, on different terms and thus would experience different performance, than another class or feeder, respectively. Certain classes or feeders may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER


JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 12/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                                         %
------------------------------------------------------------------------------
CAPITAL GROWTH FUND                                                       0.40

DISCIPLINED EQUITY FUND                                                   0.25

DIVERSIFIED FUND                                                          0.55

DYNAMIC SMALL CAP FUND                                                    0.65

GROWTH AND INCOME FUND                                                    0.40

MID CAP EQUITY FUND                                                       0.65

MID CAP VALUE FUND                                                        0.65

SMALL CAP EQUITY FUND                                                     0.65

U.S. EQUITY FUND                                                          0.40

U.S. SMALL COMPANY FUND                                                   0.60

THE PORTFOLIO MANAGERS

CAPITAL GROWTH FUND
The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Timothy Parton, Vice President of JPMIM. Mr. Jones is head of the adviser's small company team and has worked as a portfolio manager with various affiliates of JPMIM since 1982. Mr. Parton has been employed with JPMIM or one of its affiliates since 1986.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA, and Raffaele Zingone, Vice President of JPMIM and a CFA. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. Mr. Zingone is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1991, Mr. Zingone was a research analyst following the aerospace, environmental, and diversified manufacturing sectors prior to his current position.


DIVERSIFIED FUND
The portfolio management team is led by Anne Lester, Vice President of JPMIM, who has been at JPMIM since 1992, and Patrick Jakobson, Vice President of JPMIM, who has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.

DYNAMIC SMALL CAP FUND

The portfolio management team is co-led by Eytan Shapiro, Vice President of JPMIM, and Christopher Mark Vyvyan Jones, Manager Director of JPMIM. Mr. Shapiro has been at JPMIM or one of its affiliates since 1985. Information on Mr. Jones is discussed earlier in this prospectus.

GROWTH AND INCOME FUND

The portfolio management team is led by Mr. Simon and Ms. Hart. Information on Mr. Simon and Ms. Hart are discussed earlier in this prospectus.

MID CAP EQUITY FUND
The portfolio management team is led by Messrs. Simon and Jones. Information on Messrs. Simon and Jones is discussed earlier in this prospectus.

MID CAP VALUE FUND
The portfolio management team is led by Mr. Simon and Lawrence E. Playford, Vice President of JPMIM and CFA. Information on Mr. Simon is discussed earlier in this prospectus. Mr. Playford has worked with various affiliates of JPMIM since 1993.

SMALL CAP EQUITY FUND

The portfolio management team is led by Glenn Gawronski, Vice President of JPMIM, and Christopher Mark Vyvyan Jones, Manager Director of JPMIM. Mr. Gawronski has been an employee of JPMIM or one of its affiliates since 1999. Information on Mr. Jones is discussed earlier in this prospectus.

U.S. EQUITY FUND

The portfolio management team is led by Susan Bao, Vice President of JPMIM or one of its affiliates since 1997, and Helge Skibeli, Managing Director of JPMIM or one of its affiliates since 1990. Mr. Skibeli is head of the U.S. Equity Research Group.

U.S. SMALL COMPANY FUND
The management team is led by Christopher T. Blum, Vice President of JPMIM or one its affiliates, since 2001, and Dennis S. Ruhl, Vice President of JPMIM or one its affiliates, since 1999. Previously, Mr. Blum worked for Pomona Capital from 1999 to 2000, as a research analyst. Prior to 1999, Mr. Blum worked for JPMIM or one of its affiliates in the U.S. Structured Equity Group.


FUND MANAGER COMPENSATION

Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.


Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR

JPMorgan Fund Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Funds. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for Growth and Income Fund) for administrative services:
0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator receives a pro-rata portion of the following annual fee on behalf of Growth and Income Fund for administrative services: 0.10% of the first $25 billion of average daily net assets plus 0.025% of average daily net assets over $25 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial

Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.


WHO CAN BUY SHARES?
Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a financial intermediary. If you have questions about eligibility, please call 1-800-480-4111.


WHEN CAN I BUY FUND SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.


A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class Shares shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005, but they may not open new Select Class Shares accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A accounts.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:


-  JPMorgan Funds; or


-  The specific Fund in which you are investing.


Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)


Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Funds.


If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.


- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528

Boston, MA 02266-8528


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.


All exchanges are subject to meeting any investment minimum or eligibility requirements. The

JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Notwithstanding the above, effective May 1, 2005, Select Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.


ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders. Your Financial Intermediary may have an earlier cut-off time for redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.


You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.


WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.


Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.


Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.


See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Disciplined Equity Fund, Diversified Fund, Equity Growth Fund, Equity Income Fund, Growth and Income Fund, Mid Cap Equity Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Capital Growth Fund, Dynamic Small Cap Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Growth Fund, U.S. Small Company Fund and the U.S. Small Company Opportunities Fund generally distribute any net investment income at least annually. Net capital gains, if any, are distributed annually. The Funds may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Funds' website at www. jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities        -  The Funds can take advantage of        -  The Funds segregate liquid
   before issue or for delayed           attractive transaction opportunities      assets to offset leverage risk
   delivery, it could be exposed to
   leverage risk if it does not
   segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a    -  The Funds could realize gains in a     -  The Funds generally avoid
   Fund's brokerage and related          short period of time                      short-term trading, except to
   costs                                                                           take advantage of attractive or
                                      -  The Funds could protect against           unexpected opportunities or to
-  Increased short-term capital          losses if a stock is overvalued and       meet demands generated by
   gains distributions could raise       its value later falls                     shareholder activity
   shareholders' income tax
   liability. Such an increase in
   transaction costs and/or tax
   liability, if not offset by
   gains from short-term trading,
   would reduce a Fund's returns.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
ETFs AND OTHER
INVESTMENT COMPANIES

-  If a Fund invests in shares of     -  Helps to manage smaller cash flows     -  Absent an exemptive order of the
   another investment company,                                                     Securities and Exchange
   shareholders would bear not only                                                Commission (the "SEC"), a Fund's
   their proportionate share of the   -  Investing in ETFs offers instant          investments in other investment
   Fund's expenses, but also             exposure to an index or a broad           companies, including ETFs, are
   similar expenses of the               range of markets, sectors,                subject to the percentage
   investment company                    geographic regions and industries         limitations of the Investment
                                                                                   Company Act of 1940 ("1940
-  The price movement of an ETF may                                                Act")(1)
   not track the underlying index,
   market, sector, regions or                                                   -  An SEC exemptive order granted
   industries and may result in a                                                  to various iShares funds (which
   loss                                                                            are ETFs) and their investment
                                                                                   adviser permits each Fund to
                                                                                   invest beyond the 1940 Act
                                                                                   limits, subject to certain terms
                                                                                   and conditions, including a
                                                                                   finding of the Funds' Board that
                                                                                   the advisory fees charged by the
                                                                                   adviser are for services that
                                                                                   are in addition to, and not
                                                                                   duplicative of, the advisory
                                                                                   services provided to those ETFs

                                                                                -  An SEC exemptive order permits
                                                                                   each Fund to invest its
                                                                                   uninvested cash, up to 25% of
                                                                                   its assets, in one or more
                                                                                   affiliated money market funds if
                                                                                   the adviser waives and/or
                                                                                   reimburses its advisory fee from
                                                                                   the Fund in an amount sufficient
                                                                                   to offset any doubling up of
                                                                                   investment advisory, shareholder
                                                                                   servicing and administrative
                                                                                   fees

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

-  Derivatives such as futures,       -  Hedges that correlate well with        -  The Funds use derivatives for
   options, swaps and forward            underlying positions can reduce or        hedging and for risk management
   foreign currency contracts(1)         eliminate losses at low cost              (i.e., to establish or adjust
   that are used for hedging the                                                   exposure to particular
   portfolio or specific securities   -  The Funds could make money and            securities, markets or
   may not fully offset the              protect against losses if                 currencies); risk management may
   underlying positions and this         management's analysis proves correct      include management of a Fund's
   could result in losses to a Fund                                                exposure relative to its
   that would not have otherwise      -  Derivatives that involve leverage         benchmark; all Funds except for
   occurred                              could generate substantial gains at       Disciplined Equity Fund,
                                         low cost                                  Diversified Fund, U.S. Equity
-  Derivatives used for risk                                                       Fund, U.S. Small Company Fund
   management or, for certain                                                      and U.S. Small Company
   Funds, to increase the Fund's                                                   Opportunities Fund, may also use
   gain may not have the intended                                                  derivatives in an effort to
   effects and may result in losses                                                produce increased income and
   or missed opportunities                                                         gain.

-  The counterparty to a                                                        -  A Fund only establishes hedges
   derivatives contract could                                                      that it expects will be highly
   default                                                                         correlated with underlying
                                                                                   positions
-  Derivatives that involve
   leverage could magnify losses                                                -  While the Funds may use
                                                                                   derivatives that incidentally
-  Certain types of derivatives                                                    involve leverage, they do not
   involve costs to the Funds which                                                use them for the specific
   can reduce returns                                                              purpose of leveraging their
                                                                                   portfolio
-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

-  When a Fund lends a security,      -  The Funds may enhance income through   -  The adviser maintains a list of
   there is a risk that the loaned       the investment of the collateral          approved borrowers
   securities may not be returned        received from the borrower
   if the borrower or the lending                                               -  The Funds receive collateral
   agent defaults                                                                  equal to at least 100% of the
                                                                                   current value of the securities
-  The collateral will be subject                                                  loaned plus accrued interest
   to the risks of the securities
   in which it is invested                                                      -  The lending agents indemnify the
                                                                                   Funds against borrower default

                                                                                -  The adviser's collateral
                                                                                   investment guidelines limit the
                                                                                   quality and duration of
                                                                                   collateral investment to
                                                                                   minimize losses

                                                                                -  Upon recall, the borrower must
                                                                                   return the securities loaned
                                                                                   within the normal settlement
                                                                                   period

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

-  Each Fund's share price and        -  Stocks have generally outperformed     -  Under normal circumstances, each
   performance will fluctuate in         more stable investments (such as          Fund plans to remain fully
   response to stock and/or bond         bonds and cash equivalents) over the      invested in accordance with its
   market movements                      long term                                 policies and may invest
                                                                                   uninvested cash in affiliated
-  Adverse market conditions may      -  With respect to the Diversified and       money market funds; equity
   from time to time cause a Fund        Balanced Funds, a diversified,            securities may include common
   to take temporary defensive           balanced portfolio should mitigate        stocks, convertible securities,
   positions that are inconsistent       the effects of wide market                preferred stocks, depositary
   with its principal investment         fluctuations, especially when stock       receipts, (such as American
   strategies and may hinder the         and bond prices move in different         Depositary Receipts and European
   Fund from achieving its               directions                                Depositary Receipts), trust or
   investment objective                                                            partnership interests, warrants,
                                                                                   rights and investment company
-  The Capital Growth Fund, Dynamic                                                securities
   Small Cap Fund, Growth and
   Income Fund and Small Cap Equity                                             -  Each Fund seeks to limit risk
   Fund are non-diversified, which                                                 and enhance performance through
   means that a relatively high                                                    active management and/or
   percentage of each Fund's assets                                                diversification
   may be invested in a limited
   number of issuers. Therefore,                                                -  During severe market downturns,
   their performance may be more                                                   each Fund has the option of
   vulnerable to changes in the                                                    investing up to 100% of its
   market value of a single issuer                                                 assets in high quality
   or a group of issuers                                                           short-term instruments

MANAGEMENT CHOICES

-  A Fund could underperform its      -  A Fund could outperform its            -  The adviser focuses its active
   benchmark due to its securities       benchmark due to these same choices       management on securities
   and asset allocation choices                                                    selection, the area where it
                                                                                   believes its commitment to
                                                                                   research can most enhance
                                                                                   returns and manage risks in a
                                                                                   consistent way

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS

-  Currency exchange rate movements   -  Favorable exchange rate movements      -  The Funds anticipate that total
   could reduce gains or create          could generate gains or reduce            foreign investments will not
   losses                                losses                                    exceed 20% of assets (30% for
                                                                                   Diversified Fund, 30% for Equity
-  A Fund could lose money because    -  Foreign investments, which represent      Growth Fund and 10% for Small
   of foreign government actions,        a major portion of the world's            Cap Growth Fund)
   political instability or lack of      securities, offer attractive
   adequate and accurate                 potential performance and              -  The Funds actively manage the
   information                           opportunities for diversification         currency exposure of their
                                                                                   foreign investments relative to
-  Currency and investment risks      -  Emerging markets can offer higher         their benchmarks, and may hedge
   tend to be higher in emerging         returns                                   back into the U.S. dollar from
   markets; these markets also                                                     time to time (see also
   present higher liquidity and                                                    "Derivatives"); these currency
   valuation risks                                                                 management techniques may not be
                                                                                   available for certain emerging
                                                                                   markets investments

ILLIQUID HOLDINGS

-  Each Fund could have difficulty    -  These holdings may offer more          -  No Fund may invest more than 15%
   valuing these holdings precisely      attractive yields or potential            of net assets in illiquid
                                         growth than comparable widely traded      holdings
-  Each Fund could be unable to          securities
   sell these holdings at the time                                              -  To maintain adequate liquidity
   or price it desires                                                             to meet redemptions, each Fund
                                                                                   may hold high quality short-term
                                                                                   securities (including repurchase
                                                                                   agreements) and, for temporary
                                                                                   or extraordinary purposes, may
                                                                                   borrow from banks up to 33 1/3%
                                                                                   of the value of its total assets
                                                                                   including drawing on a line of
                                                                                   credit

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Fund Management Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each fiscal year ended December 31 has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request. The information for the six-month period from January 1, 2004 through June 30, 2004 has not been audited.

SELECT CLASS SHARES



                                                                      PER SHARE OPERATING PERFORMANCE:
                                     --------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                                 -------------------------------------  -----------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                      NET ASSET         NET     SECURITIES               DIVIDENDS
                                         VALUE,  INVESTMENT          (BOTH  TOTAL FROM    FROM NET   DISTRIBUTIONS
                                      BEGINNING      INCOME   REALIZED AND  INVESTMENT  INVESTMENT    FROM CAPITAL          TOTAL
                                      OF PERIOD      (LOSS)    UNREALIZED)  OPERATIONS      INCOME           GAINS  DISTRIBUTIONS
CAPITAL GROWTH FUND
1/1/04 Through 6/30/04(b)            $    38.95        0.01@          3.44        3.45          --              --             --
Year Ended 12/31/03                  $    29.57       (0.21)@        10.99       10.78          --            1.40           1.40
Year Ended 12/31/02                  $    41.26       (0.24)@       (11.19)     (11.43)         --            0.26           0.26
11/1/01 Year Through 12/31/01^       $    36.37        0.01           4.88        4.89          --              --             --
Year Ended 10/31/01                  $    48.76          --+         (6.91)      (6.91)         --            5.48           5.48
Year Ended 10/31/00                  $    43.36        0.04@         10.27       10.31          --            4.91           4.91
Year Ended 10/31/99                  $    41.53       (0.05)@         5.80        5.75          --            3.92           3.92

GROWTH AND INCOME FUND
1/1/04 Through 6/30/04(b)            $    30.02        0.70@          0.93        1.10        0.17              --           0.17
Year Ended 12/31/03                  $    23.98        0.32@          6.05        6.37        0.33              --           0.33
Year Ended 12/31/02                  $    29.64        0.32@         (5.46)      (5.14)       0.31            0.21           0.52
11/1/01 Through 12/31/01^            $    27.72        0.05           1.93        1.98        0.06              --           0.06
Year Ended 10/31/01                  $    40.99        0.14          (7.53)      (7.39)       0.18            5.70           5.88
Year Ended 10/31/00                  $    43.89        0.26@          3.33        3.59        0.18            6.31           6.49
Year Ended 10/31/99                  $    43.43        0.35@          5.12        5.47        0.34            4.67           5.01



  ^  The Fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
  +  Amount rounds to less than one cent per share.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 ** The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, in which the Fund invested all of its investable assets.
  +  Amount rounds to less than one million.
  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, in which the Fund invested all of its investable assets.
  *  Includes expenses allocated from portfolio.
(b)  Unaudited.

                                      PER SHARE OPERATING PERFORMANCE:
                                    -----------------------------------
                                           NET ASSET
                                          VALUE, END        TOTAL
                                           OF PERIOD   RETURN (a)
CAPITAL GROWTH FUND
1/1/04 Through 6/30/04(b)              $       42.40         8.86%
Year Ended 12/31/03                    $       38.95        36.64%
Year Ended 12/31/02                    $       29.57       (27.71%)
11/1/01 Year Through 12/31/01^         $       41.26        13.45%
Year Ended 10/31/01                    $       36.37       (15.20%)
Year Ended 10/31/00                    $       48.76        26.34%
Year Ended 10/31/99                    $       43.36        14.71%

GROWTH AND INCOME FUND
1/1/04 Through 6/30/04(b)              $       30.95         3.66%
Year Ended 12/31/03                    $       30.02        26.78%
Year Ended 12/31/02                    $       23.98       (17.47%)
11/1/01 Through 12/31/01^              $       29.64         7.13%
Year Ended 10/31/01                    $       27.72       (20.01%)
Year Ended 10/31/00                    $       40.99         9.34%
Year Ended 10/31/99                    $       43.89        13.30%

                                                                       RATIOS/SUPPLEMENTAL DATA:
                                     ------------------------------------------------------------------------------------------
                                                                    RATIOS TO AVERAGE NET ASSETS: #
                                                    --------------------------------------------------------------
                                                                                                    NET INVESTMENT
                                                                                      EXPENSES       INCOME (LOSS)
                                      NET ASSETS,                     NET              WITHOUT             WITHOUT
                                           END OF              INVESTMENT             WAIVERS,            WAIVERS,    PORTFOLIO
                                           PERIOD        NET       INCOME   REIMBURSEMENTS AND  REIMBURSEMENTS AND     TURNOVER
                                       (MILLIONS)   EXPENSES       (LOSS)     EARNINGS CREDITS    EARNINGS CREDITS     RATE (a)
CAPITAL GROWTH FUND
1/1/04 Through 6/30/04(b)            $          4       0.93%        0.05%                1.26%              (0.28%)         69%
Year Ended 12/31/03                  $          4       0.93%       (0.63%)               1.54%              (1.24%)         68%
Year Ended 12/31/02                  $          2       0.93%       (0.71%)               1.26%              (1.04%)         93%
11/1/01 Year Through 12/31/01^       $          3       0.93%        0.01%                2.06%              (1.12%)          2%
Year Ended 10/31/01                  $          3       0.93%       (0.01%)               1.18%              (0.26%)         43%**
Year Ended 10/31/00                  $         15       0.94%        0.09%                1.06%              (0.03%)         66%**
Year Ended 10/31/99                  $         18       0.92%       (0.11%)               0.99%              (0.18%)         86%**

GROWTH AND INCOME FUND
1/1/04 Through 6/30/04(b)            $          1       0.90%*       1.10%                2.24%              (0.24%)         15%~
Year Ended 12/31/03                  $          1       0.90%*       1.22%                1.00%               1.12%          37%~
Year Ended 12/31/02                  $         --+      0.90%*       1.16%                1.56%               0.50%          70%~
11/1/01 Through 12/31/01^            $          3       0.90%*       1.02%                3.34%              (1.42%)          0%~
Year Ended 10/31/01                  $          3       0.89%*       0.93%                2.07%              (0.25%)         12%~
Year Ended 10/31/00                  $          5       0.89%*       0.64%                0.93%               0.60%          30%~
Year Ended 10/31/99                  $         15       0.85%*       0.80%                0.85%               0.80%         125%~

                                                                PER SHARE OPERATING PERFORMANCE:
                               ----------------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                           ------------------------------------  --------------------------------------------------
                                                          NET GAINS
                                                       OR LOSSES ON
                                NET ASSET         NET    SECURITIES               DIVIDENDS
                                   VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL  RETURN OF         TOTAL
                                OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS    CAPITAL DISTRIBUTIONS
DISCIPLINED EQUITY FUND+
1/1/04 Through 6/30/04(b)      $    13.51        0.06@         0.35        0.41        0.06             --         --          0.06
Year Ended 12/31/03            $    10.55        0.11          2.98        3.09        0.13             --         --          0.13
Year Ended 12/31/02            $    14.19        0.10@        (3.64)      (3.54)       0.10             --         --          0.10
6/1/01 Through 12/31/01^       $    15.70        0.05@        (1.44)      (1.39)       0.12             --         --          0.12
Year Ended 5/31/01             $    17.85        0.09         (1.94)      (1.85)       0.11           0.19         --          0.30
Year Ended 5/31/00             $    17.42        0.12          0.78        0.90        0.12           0.35         --          0.47
Year Ended 5/31/99             $    14.30        0.11          3.14        3.25        0.09           0.04         --          0.13

DIVERSIFIED FUND+
1/1/04 Through 6/30/04(b)      $    12.81        0.09@         0.14        0.23        0.10             --         --          0.10
Year Ended 12/31/03            $    10.76        0.16@         2.07        2.23        0.18             --         --          0.18
Year Ended 12/31/02            $    12.65        0.20@        (1.87)      (1.67)       0.22             --         --          0.22
7/1/01 Through 12/31/01*       $    13.36        0.13@        (0.52)      (0.39)       0.32             --         --          0.32
Year Ended 6/30/01             $    15.15        0.35         (1.41)      (1.06)       0.35           0.38         --          0.73
Year Ended 6/30/00             $    14.92        0.33          0.63        0.96        0.24           0.49         --          0.73
Year Ended 6/30/99             $    13.74        0.31          1.47        1.78        0.33           0.27         --          0.60



  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  *  The Fund changed its fiscal year end from June 30 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(b) Unaudited.

                                      PER SHARE OPERATING PERFORMANCE:
                                    -----------------------------------
                                           NET ASSET
                                          VALUE, END       TOTAL
                                           OF PERIOD      RETURN (a)
DISCIPLINED EQUITY FUND+
1/1/04 Through 6/30/04(b)                  $   13.86        3.07%
Year Ended 12/31/03                        $   13.51       29.45%
Year Ended 12/31/02                        $   10.55      (24.98%)
6/1/01 Through 12/31/01^                   $   14.19       (8.88%)
Year Ended 5/31/01                         $   15.70      (10.43%)
Year Ended 5/31/00                         $   17.85        5.19%
Year Ended 5/31/99                         $   17.42       22.86%

DIVERSIFIED FUND+
1/1/04 Through 6/30/04(b)                  $   12.94        1.77%
Year Ended 12/31/03                        $   12.81       20.90%
Year Ended 12/31/02                        $   10.76      (13.22%)
7/1/01 Through 12/31/01*                   $   12.65       (2.90%)
Year Ended 6/30/01                         $   13.36       (7.01%)
Year Ended 6/30/00                         $   15.15        6.61%
Year Ended 6/30/99                         $   14.92       13.35%

                                                                   RATIOS/SUPPLEMENTAL DATA:
                                  ------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                                -------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                  NET ASSETS,                     NET               EXPENSES          INCOME (LOSS)
                                       END OF              INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,  PORTFOLIO
                                       PERIOD        NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS   TURNOVER
                                   (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS       RATE (a)
DISCIPLINED EQUITY FUND+
1/1/04 Through 6/30/04(b)         $        77       0.63%        0.93%                  0.78%                  0.78%        29%
Year Ended 12/31/03               $        78       0.67%        1.02%                  0.80%                  0.89%        77%
Year Ended 12/31/02               $        65       0.73%        0.77%                  0.84%                  0.66%        74%
6/1/01 Through 12/31/01^          $       132       0.72%        0.56%                  0.77%                  0.51%        33%
Year Ended 5/31/01                $       128       0.77%        0.53%                  0.77%                  0.53%        72%(e)
Year Ended 5/31/00                $       160       0.75%        0.76%                  0.78%                  0.73%        56%(e)
Year Ended 5/31/99                $       121       0.75%        0.89%                  0.86%                  0.78%        51%(e)

DIVERSIFIED FUND+
1/1/04 Through 6/30/04(b)         $       136       0.91%        1.39%                  1.12%                  1.18%       118%
Year Ended 12/31/03               $       140       0.91%        1.42%                  1.09%                  1.24%       210%
Year Ended 12/31/02               $       270       0.91%        1.72%                  1.08%                  1.55%       232%
7/1/01 Through 12/31/01*          $       343       0.93%        1.96%                  1.03%                  1.86%       107%
Year Ended 6/30/01                $       360       0.98%        2.42%                  1.01%                  2.39%       185%(d)
Year Ended 6/30/00                $       359       0.96%        2.19%                  0.98%                  2.17%       217%(d)
Year Ended 6/30/99                $       266       0.98%        2.22%                  1.01%                  2.19%       144%(d)



(e) Prior to September 10, 2001, the Fund invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
(d) Prior to September 10, 2001, the Fund invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

                                                                PER SHARE OPERATING PERFORMANCE:
                               ----------------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                           ------------------------------------  --------------------------------------------------
                                                          NET GAINS
                                                       OR LOSSES ON
                                NET ASSET         NET    SECURITIES               DIVIDENDS
                                   VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL  RETURN OF         TOTAL
                                OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS    CAPITAL DISTRIBUTIONS
U.S. EQUITY FUND+
1/1/04 Through 6/30/04(b)      $     9.99        0.03@         0.31        0.34        0.03             --         --          0.03
Year Ended 12/31/03            $     7.61        0.07@         2.39        2.46        0.08             --         --          0.08
Year Ended 12/31/02            $    10.44        0.05         (2.83)      (2.78)       0.05             --         --          0.05
6/1/01 Through 12/31/01^       $    11.21        0.03@        (0.68)      (0.65)       0.04           0.08         --          0.12
Year Ended 5/31/01             $    12.66        0.05         (0.94)      (0.89)       0.05           0.51         --          0.56
Year Ended 5/31/00             $    14.62        0.09          0.24        0.33        0.09           2.20         --          2.29
Year Ended 5/31/99             $    14.96        0.10          2.28        2.38        0.11           2.61         --          2.72




  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(u) Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.
(b)  Unaudited.

                                      PER SHARE OPERATING PERFORMANCE:
                                    -----------------------------------
                                           NET ASSET
                                          VALUE, END       TOTAL
                                           OF PERIOD      RETURN (a)
U.S. EQUITY FUND+
1/1/04 Through 6/30/04(b)                  $   10.30        3.41%
Year Ended 12/31/03                        $    9.99       32.42%
Year Ended 12/31/02                        $    7.61      (26.62%)
6/1/01 Through 12/31/01^                   $   10.44       (5.76%)
Year Ended 5/31/01                         $   11.21       (7.10%)
Year Ended 5/31/00                         $   12.66        2.20%
Year Ended 5/31/99                         $   14.62       18.39%

                                                                   RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                                -------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                  NET ASSETS,                     NET               EXPENSES          INCOME (LOSS)
                                       END OF              INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,  PORTFOLIO
                                       PERIOD        NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS   TURNOVER
                                   (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS       RATE (a)
U.S. EQUITY FUND+
1/1/04 Through 6/30/04(b)         $       327       0.79%        0.64%                  0.91%                  0.52%        44%
Year Ended 12/31/03               $       312       0.79%        0.76%                  0.92%                  0.63%       101%
Year Ended 12/31/02               $       225       0.79%        0.57%                  0.92%                  0.44%        83%
6/1/01 Through 12/31/01^          $       348       0.79%        0.44%                  0.85%                  0.38%        48%
Year Ended 5/31/01                $       312       0.79%        0.41%                  0.79%                  0.41%        81%(u)
Year Ended 5/31/00                $       387       0.78%        0.59%                  0.78%                  0.59%        89%(u)
Year Ended 5/31/99                $       441       0.79%        0.70%                  0.79%                  0.70%        84%(u)

                                                             PER SHARE OPERATING PERFORMANCE:
                               --------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                           ------------------------------------  ------------------------------------------
                                                          NET GAINS
                                                       OR LOSSES ON
                                NET ASSET         NET    SECURITIES               DIVIDENDS
                                   VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04(b)      $    17.13       (0.06)@        0.89        0.83          --             --             --
Year Ended 12/31/03            $    12.32       (0.11)@        4.92        4.81          --             --             --
Year Ended 12/31/02            $    15.89       (0.08)        (3.49)      (3.57)         --             --             --
11/1/01 Through 12/31/01^      $    14.37       (0.02)         1.54        1.52          --             --             --
Year Ended 10/31/01            $    24.65       (0.21)        (6.69)      (6.90)         --           3.38           3.38
Year Ended 10/31/00            $    15.98       (0.13)@        8.80        8.67          --             --             --
4/15/99** Through 10/31/99     $    14.11       (0.05)         1.92        1.87          --             --             --

MID CAP EQUITY FUND
1/1/04 Through 6/30/04(b)      $    31.18        0.10          2.53        2.63        0.09             --           0.09
Year Ended 12/31/03            $    24.39        0.13          7.71        7.84        0.13           0.92           1.05
Year Ended 12/31/02            $    29.51        0.13         (4.07)      (3.94)       0.13           1.05           1.18
11/1/01 Through 12/31/01^      $    26.17        0.02          3.43        3.45        0.02           0.09           0.11
Year Ended 10/31/01            $    37.85        0.12         (5.30)      (5.18)       0.12           6.38           6.50
Year Ended 10/31/00            $    37.55        0.17          9.34        9.51        0.20           9.01           9.21
Year Ended 10/31/99            $    29.63        0.15          8.52        8.67        0.14           0.61           0.75

MID CAP VALUE FUND
1/1/04 Through 6/30/04(b)      $    18.70        0.06@         1.36        1.42          --             --             --
Year Ended 12/31/03            $    14.48        0.12@         4.27        4.39        0.06           0.11           0.17
Year Ended 12/31/02            $    14.14        0.14@         0.27        0.41        0.06           0.01           0.07
10/31/01** Through 12/31/01^   $    13.48        0.01@         1.49        1.50        0.09           0.75           0.84



  ^ The Fund changed its fiscal year end from October 31 to December 31. ** Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  +  Amounts round to less than one million.
  #  Short periods have been annualized.
 @@ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(b)  Unaudited.

                                      PER SHARE OPERATING PERFORMANCE:
                                    -----------------------------------
                                           NET ASSET
                                          VALUE, END       TOTAL
                                           OF PERIOD      RETURN (a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04(b)                  $   17.96        4.85%
Year Ended 12/31/03                        $   17.13       39.04%
Year Ended 12/31/02                        $   12.32      (22.47%)
11/1/01 Through 12/31/01^                  $   15.89       10.58%
Year Ended 10/31/01                        $   14.37      (30.20%)
Year Ended 10/31/00                        $   24.65       54.26%
4/15/99** Through 10/31/99                 $   15.98       13.25%

MID CAP EQUITY FUND
1/1/04 Through 6/30/04(b)                  $   33.72        8.45%
Year Ended 12/31/03                        $   31.18       32.29%
Year Ended 12/31/02                        $   24.39      (13.39%)
11/1/01 Through 12/31/01^                  $   29.51       13.20%
Year Ended 10/31/01                        $   26.17      (15.27%)
Year Ended 10/31/00                        $   37.85       30.94%
Year Ended 10/31/99                        $   37.55       29.65%

MID CAP VALUE FUND
1/1/04 Through 6/30/04(b)                  $   20.12        7.59%
Year Ended 12/31/03                        $   18.70       30.34%
Year Ended 12/31/02                        $   14.48        2.90%
10/31/01** Through 12/31/01^               $   14.14       11.18%

                                                                   RATIOS/SUPPLEMENTAL DATA:
                               -----------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                              --------------------------------------------------------------------
                                                                                                    NET INVESTMENT
                                NET ASSETS,                     NET               EXPENSES           INCOME (LOSS)
                                     END OF              INVESTMENT       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                     PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                 (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE (a)
DYNAMIC SMALL CAP FUND
1/1/04 Through 6/30/04(b)       $        15       1.10%       (0.69%)                 1.29%                  (0.88%)          30%
Year Ended 12/31/03             $        16       1.10%       (0.79%)                 1.28%                  (0.97%)          55%
Year Ended 12/31/02             $        12       1.10%       (0.79%)                 1.22%                  (0.91%)          52%
11/1/01 Through 12/31/01^       $         8       1.10%       (0.82%)                10.33%@@               (10.05%)@@         8%
Year Ended 10/31/01             $        --+      1.12%       (0.76%)                12.21%@@               (11.86%)@@        57%
Year Ended 10/31/00             $        --+      1.10%       (0.59%)                15.48%@@               (14.97%)@@        87%
4/15/99** Through 10/31/99      $        --+      1.91%       (0.96%)                34.70%@@               (33.75%)@@        92%

MID CAP EQUITY FUND
1/1/04 Through 6/30/04(b)       $       209       0.90%        0.60%                  1.14%                   0.36%           59%
Year Ended 12/31/03             $       194       0.90%        0.48%                  1.14%                   0.24%           62%
Year Ended 12/31/02             $       139       0.77%        0.51%                  1.14%                   0.14%           84%
11/1/01 Through 12/31/01^       $       155       0.60%        0.38%                  1.15%                  (0.17%)           2%
Year Ended 10/31/01             $       133       0.55%        0.38%                  1.15%                  (0.22%)          55%
Year Ended 10/31/00             $       164       0.41%        0.52%                  1.14%                  (0.21%)          84%
Year Ended 10/31/99             $       129       0.07%        0.44%                  0.93%                  (0.42%)         101%

MID CAP VALUE FUND
1/1/04 Through 6/30/04(b)       $       193       1.00%        0.60%                  1.18%                   0.42%           22%
Year Ended 12/31/03             $        76       1.00%        0.74%                  1.24%                   0.50%           32%
Year Ended 12/31/02             $        14       1.00%        0.96%                  1.71%                   0.25%           51%
10/31/01** Through 12/31/01^    $        --+      0.99%        0.58%                  3.68%@@                (2.11%)          15%

                                                             PER SHARE OPERATING PERFORMANCE:
                               ---------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                           -------------------------------------  ------------------------------------------
                                                           NET GAINS
                                                        OR LOSSES ON
                                NET ASSET         NET     SECURITIES               DIVIDENDS
                                   VALUE,  INVESTMENT          (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                BEGINNING      INCOME   REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD      (LOSS)    UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04(b)      $    25.18       (0.03)@         2.63        2.60          --             --             --
Year Ended 12/31/03            $    18.37       (0.04)@         6.85        6.81          --             --             --
Year Ended 12/31/02            $    22.25       (0.04)@        (3.71)      (3.75)         --           0.13           0.13
11/1/01 Through 12/31/01^      $    20.27       (0.01)@         1.99        1.98          --             --             --
Year Ended 10/31/01            $    28.52       (0.10)         (4.26)      (4.36)         --           3.89           3.89
Year Ended 10/31/00            $    23.10       (0.05)@         8.12        8.07          --           2.65           2.65
Year Ended 10/31/99            $    20.59       (0.02)@         2.70        2.68          --           0.17           0.17



  ^ The Fund changed its fiscal year end from October 31 to December 31. @ Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(b)  Unaudited.

                                      PER SHARE OPERATING PERFORMANCE:
                                    -----------------------------------
                                           NET ASSET
                                          VALUE, END       TOTAL
                                           OF PERIOD      RETURN (a)
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04(b)                  $   27.78       10.33%
Year Ended 12/31/03                        $   25.18       37.07%
Year Ended 12/31/02                        $   18.37      (16.87%)
11/1/01 Through 12/31/01^                  $   22.25        9.77%
Year Ended 10/31/01                        $   20.27      (16.19%)
Year Ended 10/31/00                        $   28.52       37.94%
Year Ended 10/31/99                        $   23.10       13.06%

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                -------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                  NET ASSETS,                     NET               EXPENSES          INCOME (LOSS)
                                       END OF              INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                       PERIOD        NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                   (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE (a)
SMALL CAP EQUITY FUND
1/1/04 Through 6/30/04(b)         $       669       0.85%       (0.23%)                 1.11%                 (0.49%)        26%
Year Ended 12/31/03               $       636       0.85%       (0.22%)                 1.12%                 (0.49%)        38%
Year Ended 12/31/02               $       502       0.85%       (0.22%)                 1.09%                 (0.46%)        51%
11/1/01 Through 12/31/01^         $       532       0.88%       (0.31%)                 1.10%                 (0.53%)         6%
Year Ended 10/31/01               $       390       0.88%       (0.30%)                 1.12%                 (0.54%)        47%
Year Ended 10/31/00               $       383       0.88%       (0.20%)                 1.13%                 (0.45%)        75%
Year Ended 10/31/99               $       269       0.88%       (0.07%)                 1.13%                 (0.32%)        92%

                                                             PER SHARE OPERATING PERFORMANCE:
                               ---------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                           -------------------------------------  ------------------------------------------
                                                           NET GAINS
                                                        OR LOSSES ON
                                NET ASSET         NET     SECURITIES               DIVIDENDS
                                   VALUE,  INVESTMENT          (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                BEGINNING      INCOME   REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL
                                OF PERIOD      (LOSS)    UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS
U.S. SMALL COMPANY FUND+
1/1/04 Through 6/30/04(b)      $    13.90       (0.02)@         0.22        0.20          --             --             --
Year Ended 12/31/03            $     9.97        0.02@          3.94        3.96        0.03             --           0.03
Year Ended  12/31/02           $    12.57        0.03          (2.60)      (2.57)       0.03             --           0.03
6/1/01 Through 12/31/01^       $    13.43        0.04@         (0.79)      (0.75)       0.05           0.06           0.11
Year Ended 5/31/01             $    14.45        0.05           0.04        0.09        0.03           1.08           1.11
Year Ended 5/31/00             $    11.49          --           2.97        2.97        0.01             --           0.01
Year Ended 5/31/99             $    14.76        0.04          (1.76)      (1.72)       0.04           1.51           1.55



  + On September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.
(b)  Unaudited.

                                      PER SHARE OPERATING PERFORMANCE:
                                    -----------------------------------
                                           NET ASSET
                                          VALUE, END       TOTAL
                                           OF PERIOD      RETURN (a)
U.S. SMALL COMPANY FUND+
1/1/04 Through 6/30/04(b)                  $   14.10        1.44%
Year Ended 12/31/03                        $   13.90       39.72%
Year Ended  12/31/02                       $    9.97      (20.48%)
6/1/01 Through 12/31/01^                   $   12.57       (5.56%)
Year Ended 5/31/01                         $   13.43        0.75%
Year Ended 5/31/00                         $   14.45       25.90%
Year Ended 5/31/99                         $   11.49      (10.95%)

                                                                   RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                                -------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                  NET ASSETS,                     NET               EXPENSES          INCOME (LOSS)
                                       END OF              INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                       PERIOD        NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                   (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE (a)
U.S. SMALL COMPANY FUND+
1/1/04 Through 6/30/04(b)         $       117       1.01%       (0.25%)                 1.12%                 (0.36%)       100%
Year Ended 12/31/03               $       156       1.01%        0.15%                  1.11%                  0.05%         78%
Year Ended  12/31/02              $       199       1.01%        0.23%                  1.10%                  0.14%         90%
6/1/01 Through 12/31/01^          $       286       1.01%        0.39%                  1.04%                  0.36%         48%
Year Ended 5/31/01                $       296       1.01%        0.35%                  1.01%                  0.35%        110%~
Year Ended 5/31/00                $       285       1.00%        0.05%                  1.00%                  0.05%        104%~
Year Ended 5/31/99                $       187       1.02%        0.34%                  1.02%                  0.34%        104%~

APPENDIX A--LEGAL PROCEEDINGS
  AND ADDITIONAL FEE AND EXPENSE
  INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net

Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

REDUCED RATE FUND



FUND                                CLASS        NET EXPENSE RATIO      GROSS EXPENSE RATIO
-----------------------------    ----------      -----------------      -------------------
JPMorgan U.S. Equity Fund          Select              0.79%                   0.87%



NON-REDUCED RATE FUND



FUND                                CLASS        NET EXPENSE RATIO      GROSS EXPENSE RATIO
-----------------------------    ----------      -----------------      -------------------
JPMorgan Diversified Fund          Select              0.89%                   1.04%



A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

- Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

- There is no sales charge (load) on reinvested dividends.

- The Reduced Rate for the JPMorgan U.S. Equity Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN U.S. EQUITY FUND



                                               SELECT CLASS
                               -----------------------------------------------
                                            GROSS          NET          NET
                                ANNUAL    CUMULATIVE    CUMULATIVE     ANNUAL
PERIOD ENDED                     COSTS      RETURN        RETURN       RETURN
------------------------       --------   ----------    ----------    --------
April 30, 2005(a)              $     15         0.96%         0.81%       0.81%
April 30, 2006                 $     81         6.01%         5.05%       4.21%
April 30, 2007                 $     93        11.31%         9.39%       4.13%
April 30, 2008                 $     97        16.87%        13.91%       4.13%
April 30, 2009                 $    101        22.72%        18.61%       4.13%
April 30, 2010                 $    105        28.85%        23.51%       4.13%
April 30, 2011                 $    110        35.29%        28.61%       4.13%
April 30, 2012                 $    114        42.06%        33.92%       4.13%
April 30, 2013                 $    119        49.16%        39.45%       4.13%
April 30, 2014                 $    124        56.62%        45.21%       4.13%
April 30, 2015                 $    129        64.45%        51.21%       4.13%



(a)  Information from February 19, 2005, through year end not annualized.

JPMORGAN DIVERSIFIED FUND



                                               SELECT CLASS
                               -----------------------------------------------
                                            GROSS          NET          NET
                                ANNUAL    CUMULATIVE    CUMULATIVE     ANNUAL
PERIOD ENDED                     COSTS      RETURN        RETURN       RETURN
------------------------       --------   ----------    ----------    --------
April 30, 2005(a)              $     17         0.96%         0.79%       0.79%
April 30, 2006                 $     92         6.01%         4.93%       4.11%
April 30, 2007                 $    111        11.31%         9.09%       3.96%
April 30, 2008                 $    116        16.87%        13.41%       3.96%
April 30, 2009                 $    120        22.72%        17.90%       3.96%
April 30, 2010                 $    125        28.85%        22.57%       3.96%
April 30, 2011                 $    130        35.29%        27.42%       3.96%
April 30, 2012                 $    135        42.06%        32.46%       3.96%
April 30, 2013                 $    140        49.16%        37.71%       3.96%
April 30, 2014                 $    146        56.62%        43.16%       3.96%
April 30, 2015                 $    152        64.45%        48.83%       3.96%



(a)  Information from February 19, 2005, through year end not annualized.

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

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528


If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. 811-21295 for each of the Funds except Mid Cap Value Fund is 811-21295

Investment Company Act File No. for Mid Cap Value Fund is 811-8189


(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-EQS-205

PROSPECTUS FEBRUARY 19, 2005;


JPMORGAN
U.S. EQUITY
FUNDS

INSTITUTIONAL CLASS SHARES



DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
MID CAP VALUE FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND
VALUE OPPORTUNITIES FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Disciplined Equity Fund                                                1

Diversified Fund                                                       7

Mid Cap Value Fund                                                    14

U.S. Equity Fund                                                      20

U.S. Small Company Fund                                               26

Value Opportunities Fund                                              32

The Funds' Management and Administration                              37

How to Do Business with the Funds                                     40

    Purchasing Fund Shares                                            40

    Exchanging Fund Shares                                            43

    Redeeming Fund Shares                                             44

Shareholder Information                                               47

    Distributions and Taxes                                           47

    Availability of Proxy Voting Record                               47

    Portfolio Holdings Disclosure                                     48

Risk and Reward Elements                                              49

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                                             55

Financial Highlights                                                  56

Appendix A--Legal Proceedings and Additional
Fee and Expense Information                                           60

How To Reach Us                                               BACK COVER

JPMORGAN
  DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
49 - 54.


THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's Corporation (S&P) 500 Index.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high perceived potential reward compared to perceived potential risk

-  possible temporary mispricings caused by apparent market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)


1998        32.35%
1999        18.32%
2000       -10.87%
2001       -11.71%
2002       -24.76%
2003        29.60%
2004        11.23%


BEST QUARTER 4th quarter, 1998          22.85%
WORST QUARTER 3rd quarter, 2002        -17.74%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/3/97 (commencement of operations) to 9/10/01 (date Institutional Class Shares was launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                           PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              11.23           (3.12)            7.37
Return After Taxes on Distributions                                              10.98           (3.41)            6.61
Return After Taxes on Distributions and Sale of Fund Shares                       7.61           (2.77)            6.03
-----------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              10.88           (2.30)            7.24
-----------------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                 8.30           (2.99)            6.08



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 1/3/97. Performance for the indexes is from 1/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)                                                       0.20
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.55
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.10)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.45



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.45% of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                46        164        296        678

JPMORGAN
  DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
49 - 54.


THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY
Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

-  52% medium- and large-cap U.S. equity securities

-  35% U.S. and foreign fixed income investments

-  10% foreign equity securities

-  3% small-cap U.S. equity securities

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The adviser, JPMIM, may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), S&P, Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund.

Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Board Investment Grade Bond (35%) and Morgan Stanley Capital Investment (MSCI) Europe, Australia and Far East (EAFE) (10%) indexes.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)


1995      26.84%
1996      13.68%
1997      18.89%
1998      18.60%
1999      14.23%
2000      -3.97%
2001      -5.54%
2002     -13.00%
2003      21.20%
2004       9.55%


BEST QUARTER 4th quarter, 1998                13.48%
WORST QUARTER 3rd quarter, 2002              -10.95%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/95 to 9/10/01 (date Institutional Class Shares was launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/1/95.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                           PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                               9.55            0.94             9.30
Return After Taxes on Distributions                                               9.06            0.07             7.32
Return After Taxes on Distributions and Sale of Fund Shares                       6.47            0.31             6.96
-----------------------------------------------------------------------------------------------------------------------
FUND BENCHMARK^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               9.80            1.91            10.26
-----------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              10.88           (2.30)           12.07
-----------------------------------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                 8.98            2.95             9.44



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                         0.55
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)                                                       0.23
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.88
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.23)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.65



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 66       254        461      1,060

JPMORGAN
  MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
49 - 54.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary reciepts and warrants and rights to buy common stocks.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser, JPMIM, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell Midcap(R) Value Index, a broad-based market index, and the Lipper Mid-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)


1998     19.77%
1999     13.87%
2000     35.28%
2001      9.91%
2002      3.23%
2003     30.62%
2004     20.99%


BEST QUARTER 4th quarter, 1998    17.96%
WORST QUARTER 3rd quarter, 1998  -11.06%



(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004(1)



                                                                           PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
----------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              20.99           19.39           19.06
Return After Taxes on Distributions                                              20.51           18.19           16.70
Return After Taxes on Distributions and Sale of Fund Shares                      13.92           16.39           15.38
----------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              23.71           13.48           10.67
----------------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                19.53           10.87            9.16



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 11/13/97. Performance for the indexes is from 11/30/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                         0.65
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)                                                       0.22
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.97
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.22)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.75



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual return of Institutional Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                77        283        511      1,166

JPMORGAN
  U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
49 - 54.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)


1995     32.83%
1996     21.22%
1997     28.58%
1998     24.79%
1999     14.88%
2000     -6.37%
2001     -9.30%
2002    -26.50%
2003     32.63%
2004     10.96%


BEST QUARTER 4th quarter, 1998    21.46%
WORST QUARTER 3rd quarter, 2002  -18.07%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/95 to 9/10/01 (date Institutional Class Shares was launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                           PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              10.96           (1.68)           10.55
Return After Taxes on Distributions                                              10.79           (2.17)            7.84
Return After Taxes on Distributions and Sale of Fund Shares                       7.34           (1.63)            7.95
-----------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              10.88           (2.30)           12.07
-----------------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                 8.30           (2.99)           10.26



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)                                                       0.21
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.71
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.07)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.64



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.64% of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                65        219        387        875

JPMORGAN
  U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
49 - 54.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000(R) Index at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs) depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.


Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)


1995     31.88%
1996     20.84%
1997     22.70%
1998     -5.28%
1999     44.30%
2000     -9.59%
2001     -8.85%
2002    -20.36%
2003     40.03%
2004     13.82%


BEST QUARTER 4th quarter, 1999    34.75%
WORST QUARTER 3rd quarter, 2001  -22.61%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/95 to 9/10/01 (date Institutional Class Shares was launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                           PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              13.82            0.90            10.83
Return After Taxes on Distributions                                              11.63           (0.10)            8.90
Return After Taxes on Distributions and Sale of Fund Shares                      11.84            0.51             8.58
-----------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              18.33            6.61            11.53
-----------------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                18.37            9.06            12.98



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)                                                       0.20
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.90
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.07)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.83



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.83% of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                85        279        491      1,101

JPMORGAN
  VALUE OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a detailed discussion of the Fund's main risks, please see pages 49 - 54.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. Market capitalization is the total market value of a company's shares. The adviser builds a portfolio that it believes has characteristics of undervalued securities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of investment companies, including shares of affiliated money market funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by government entities and private issuers.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Shares for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell(R) 1000 Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*


2002    -12.54%
2003     32.63%
2004     17.14%


BEST QUARTER 2nd quarter, 2003    18.19%
WORST QUARTER 3rd quarter, 2002  -15.91%



* The performance for the period before Institutional Class Shares was launched on 12/31/04 is based on the performance of Class A Shares of the Fund, which are not offered in this prospectus. The Fund's fiscal year end is 12/31. On December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In view of the change of adviser and other changes noted, the Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                 PAST 1 YEAR    LIFE OF FUND
--------------------------------------------------------------------------------------------
Return Before Taxes                                                    17.14           10.76
Return After Taxes on Distributions                                    14.91            7.65
Return After Taxes on Distributions and Sale of Fund Shares            14.11            8.38
--------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    16.49            8.57
--------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      11.99            4.81



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                         0.50
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)                                                       0.24
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                      0.84
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.19)
----------------------------------------------------------------------------
NET EXPENSES                                                            0.65



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which the Fund's Adviser, and/or affiliated, and Business Manager agree that they will waive fees or reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses) exceed 0.65% of average daily net assets through 4/30/06. In addition the Fund's other service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                66        249        447      1,020

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Funds, except for the Mid Cap Value Fund and the Value Opportunities Fund, are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc., a Maryland corporation. The trustees of the trust and the directors of each corporation are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 12/31/03, the adviser was paid management fees (net of waivers), as shown below as a percentage of average daily net assets as follows:



FUND                                                                       %
----------------------------------------------------------------------------
DISCIPLINED EQUITY FUND                                                 0.25
DIVERSIFIED FUND                                                        0.55
MID CAP VALUE FUND                                                      0.65
U.S. EQUITY FUND                                                        0.40
U.S. SMALL COMPANY FUND                                                 0.60
VALUE OPPORTUNITIES FUND                                                0.50



THE PORTFOLIO MANAGERS


DISCIPLINED EQUITY FUND

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA, and Raffaele Zingone, Vice President of JPMIM and a CFA. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position.
Mr. Zingone is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1991, Mr. Zingone was a research analyst following the aerospace, environmental, and diversified manufacturing sectors prior to his current position.


DIVERSIFIED FUND
The portfolio management team is led by Anne Lester, Vice President of JPMIM, who has been at JPMIM since 1992, and Patrik Jakobson, Vice President of JPMIM, who has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.

MID CAP VALUE FUND
The portfolio management team is led by Mr. Simon and Lawrence E. Playford, Vice President of JPMIM and CFA. Information on Mr. Simon is discussed earlier in this prospectus. Mr. Playford has worked with various affiliates of JPMIM since 1993.


U.S. EQUITY FUND

The portfolio management team is led by Susan Bao, Vice President of JPMIM or one of its affiliates since 1997, and Helge Skibeli, Managing Director of JPMIM or one of its affiliates since 1990. Mr. Skibeli is head of the U.S. Equity Research Group.

U.S. SMALL COMPANY FUND
The management team is led by Christopher T. Blum, Vice President of JPMIM or one its affiliates, since 2001, and Dennis S. Ruhl, Vice President of JPMIM or one its affiliates, since 1999. Previously, Mr. Blum worked for Pomona Capital from 1999 to 2000, as a research analyst. Prior to 1999, Mr. Blum worked for JPMIM or one of its affiliates in the U.S. Structured Equity Group.


VALUE OPPORTUNITIES FUND
The portfolio management team is led by Bradford L. Frishberg, Managing Director of JPMIM, and Alan Gutmann, Vice President of JPMIM. Mr. Frishberg, who joined the team in 2001, has worked for JPMIM or one of its affiliates since 1996.
Mr. Gutmann, a new member of the team, has worked at JPMIM since 2003. Prior to working at JPMIM, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and Oppenheimer Capital from 1991 until 2000.


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.


Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUNDS' ADMINISTRATORS
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Funds, except for the Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund, except for the Value Opportunities Fund, for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund's general administrative and corporate affairs. These services encompass general corporate governance, regulatory compliance and administrative oversight of each of the Value Opportunities Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business

Manager receives an annual fee equalling 0.175% of average daily net assets of the Fund. During the fiscal year ended December 31, 2003 the Business Manager was paid a fee of .055% (net of waivers) of average daily net assets. The Business Manager, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception and provides similar services to three other mutual funds with combined assets of approximately $70 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust and the Corporation, on behalf of the Funds, have entered into shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrator and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

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The Funds' Board has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated,

                                       41
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that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Boards. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waiver, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Fund or a Fund

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are considered third-party checks. The redemption of shares purchased through
JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by

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visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

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Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

   For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

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

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.


                                       46
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SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Disciplined Equity, Diversified, and U.S. Equity Funds generally distribute any net investment income at least quarterly. The Mid Cap Value, Small Cap Growth, U.S. Small Company and Value Opportunities Funds generally distribute net investment income at least annually. Net capital gains, if any, are distributed annually.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. Value Opportunities Fund proxies are voted by a designated Fund officer. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how

                                       47
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each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

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JPMORGAN
  U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help a Fund manage risk.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                            AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities        -   The Funds can take advantage of          -   The Funds segregate liquid assets to offset
   before issue or for delayed            attractive transaction opportunities         leverage risks
   delivery, it could be exposed to
   leverage risk if it does not
   segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a    -   The Funds could realize gains in a       -   The Funds generally avoid short-term
   Fund's brokerage and related           short period of time                         trading, except to take advantage of
   costs                                                                               attractive or unexpected opportunities or
                                                                                       to meet demands generated by shareholder
-  Increased short-term capital       -   The Funds could protect against losses       activity
   gains distributions could raise        if a stock is overvalued and its value
   shareholders' income tax               later falls
   liability. Such an increase in
   transaction costs and/or tax
   liability, if not offset by
   gains from short-term trading,
   would reduce a Fund's returns.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                            AND REWARD
ETFs AND OTHER INVESTMENT COMPANIES

-  If a Fund invests in shares of     -   Helps to manage smaller cash flows       -   Absent an exemptive order of the Securities
   another investment company,                                                         and Exchange Commission (the "SEC"), a
   shareholders would bear not only   -   Investing in ETFs offers instant             Fund's investments in other investment
   their proportionate share of the       exposure to an index or a broad range        companies, including ETFs, are subject to
   Fund's expenses, but also              of markets, sectors, geographic              the percentage limitations of the
   similar expenses of the                regions and industries                       Investment Company Act of 1940 ("1940
   investment company                                                                  Act")(1)

-  The price movement of an ETF may                                                -   An SEC exemptive order granted to various
   not track the underlying index,                                                     iShares funds (which are ETFs) and their
   market, sector, regions or                                                          investment adviser permits each Fund to
   industries and may result in a                                                      invest beyond the 1940 Act limits, subject
   loss                                                                                to certain terms and conditions, including
                                                                                       a finding of the Funds' Board that the
                                                                                       advisory fees charged by the adviser are
                                                                                       for services that are in addition to, and
                                                                                       not duplicative of, the advisory services
                                                                                       provided to those ETFs

                                                                                   -   An SEC exemptive order permits each Fund to
                                                                                       invest its uninvested cash, up to 25% of
                                                                                       its assets, in one or more affiliated money
                                                                                       market funds if the adviser waives and/or
                                                                                       reimburses its advisory fee from the Fund
                                                                                       in an amount sufficient to offset any
                                                                                       doubling up of investment advisory,
                                                                                       shareholder servicing and administrative
                                                                                       fees

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                            AND REWARD
DERIVATIVES

-  Derivatives such as futures,       -   Hedges that correlate well with          -   The Funds use derivatives for hedging and
   options, swaps, and forward            underlying positions can reduce or           for risk management (i.e., to establish or
   foreign currency contracts(1) that     eliminate losses at low cost                 adjust exposure to particular securities,
   are used for hedging the                                                            markets or currencies); risk management may
   portfolio or specific securities   -   The Funds could make money and protect       include management of a Fund's exposure
   may not fully offset the               against losses if management's               relative to its benchmark; Mid Cap Value
   underlying positions and this          analysis proves correct                      Fund and Small Cap Growth Fund may also use
   could result in losses to a Fund                                                    derivatives in an effort to produce
   that would not have otherwise      -   Derivatives that involve leverage            increased income and gain
   occurred                               could generate substantial gains at
                                          low cost                                 -   A Fund only establishes hedges that it
-  Derivatives used for risk                                                           expects will be highly correlated with
   management or, for certain                                                          underlying positions
   Funds, to increase a Fund's gain
   may not have the intended                                                       -   While the Funds may use derivatives that
   effects and may result in losses                                                    incidentally involve leverage, they do not
   or missed opportunities                                                             use them for the specific purpose of
                                                                                       leveraging their portfolio
-  The counterparty to a
   derivatives contract could
   default

-  Derivatives that involve
   leverage could magnify losses

-  Certain types of derivatives
   involve costs to a Fund which
   can reduce returns

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets, and defer recognition of
   certain of a Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                            AND REWARD
SECURITIES LENDING

-  When a Fund lends a security,      -   The Funds may enhance income through     -   The adviser maintains a list of approved
   there is a risk that the loaned        the investment of the collateral             borrowers
   securities may not be returned         received from the borrower
   if the borrower or the lending                                                  -   The Funds receive collateral equal to at
   agent defaults                                                                      least 100% of the current value of the
                                                                                       securities loaned plus accrued interest
-  The collateral will be subject
   to the risks of the securities                                                  -   The lending agents indemnify the Funds
   in which it is invested                                                             against borrower default

                                                                                   -   The adviser's collateral investment
                                                                                       guidelines limit the quality and duration
                                                                                       of collateral investment to minimize losses

                                                                                   -   Upon recall, the borrower must return the
                                                                                       securities loaned within the normal
                                                                                       settlement period

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                            AND REWARD
MARKET CONDITIONS

-  Each Fund's share price and        -   Stocks have generally outperformed       -   Under normal circumstances each Fund plans
   performance will fluctuate in          more stable investments (such as bonds       to remain fully invested in accordance with
   response to stock and/or bond          and cash equivalents) over the long          its policies and may invest uninvested cash
   market movements                       term                                         in affiliated money market funds; equity
                                                                                       securities may include common stocks,
-  Adverse market conditions may      -   With respect to the Diversified Fund,        convertible securities, preferred stocks,
   from time to time cause a Fund         a diversified, balanced portfolio            depositary receipts (such as American
   to take temporary defensive            should mitigate the effects of wide          Depositary Receipts and European Depositary
   positions that are inconsistent        market fluctuations, especially when         Receipts), trust or partnership interests,
   with its principal investment          stock and bond prices move in                warrants, rights and investment company
   strategies and may hinder the          different directions                         securities
   Fund from achieving its
   investment objective

                                                                                   -   Each Fund seeks to limit risk and enhance
                                                                                       performance through active management
                                                                                       and/or diversification

                                                                                   -   During severe market downturns, each Fund
                                                                                       has the option of investing up to 100% of
                                                                                       its assets in high quality short-term
                                                                                       instruments

MANAGEMENT CHOICES

-  A Fund could underperform its      -   A Fund could outperform its benchmark    -   The adviser focuses its active management
   benchmark due to its securities        due to these same choices                    on securities selection, the area where it
   and asset allocation choices                                                        believes its commitment to research can
                                                                                       most enhance returns and manage risks in a
                                                                                       consistent way

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                            AND REWARD
FOREIGN INVESTMENTS

-  Currency exchange rate movements   -   Favorable exchange rate movements        -   Each Fund anticipates that its total
   could reduce gains or create           could generate gains or reduce losses        foreign investments will not exceed 20% of
   losses                                                                              total assets (10% for Small Cap Growth Fund
                                      -   Foreign investments, which represent a       and 30% for Diversified Fund)
-  A Fund could lose money because        major portion of the world's
   of foreign government actions,         securities, offer attractive potential   -   The Funds actively manage the currency
   political instability or lack of       performance and opportunities for            exposure of their foreign investments
   adequate and accurate                  diversification                              relative to their benchmarks, and may hedge
   information                                                                         back into the U.S. dollar from time to time
                                      -   Emerging markets can offer higher            (see also "Derivatives"); these currency
-  Currency and investment risks          returns                                      management techniques may not be available
   tend to be higher in emerging                                                       for certain emerging markets investments
   markets; these markets also
   present higher liquidity and
   valuation risks

ILLIQUID HOLDINGS

-  Each Fund could have difficulty    -   These holdings may offer more            -   No Fund may invest more than 15% of net
   valuing these holdings precisely       attractive yields or potential growth        assets in illiquid holdings
                                          than comparable widely traded
-  Each Fund could be unable to           securities                               -   To maintain adequate liquidity to meet
   sell these holdings at the time                                                     redemptions, each Fund may hold high
   or price it desires                                                                 quality short-term securities (including
                                                                                       repurchase agreements) and, for temporary
                                                                                       or extraordinary purposes, may borrow from
                                                                                       banks up to 33 1/3% of the value of its
                                                                                       total assets including drawing on a line of
                                                                                       credit

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)(JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor of all of the JPMorgan Funds and administrator of JPMorgan Funds (except for the Value Opportunities Fund) effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of the former One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the Mid Cap Value Fund for the fiscal year ended 9/30/00 and prior has been audited by Ernst & Young LLP, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request. All other information for each fiscal year ending December 31 has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is also available upon request. The information for the six-month period from January 1, 2004 through June 30, 2004 has not been audited.

INSTITUTIONAL CLASS SHARES



                                                                  PER SHARE OPERATING PERFORMANCE:
                                 ---------------------------------------------------------------------------------------------------
                                                  INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                              ----------------------------------------    ------------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                  NET ASSET          NET      SECURITIES                   DIVIDENDS
                                     VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                  OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
MID CAP VALUE FUND

1/1/04 through 6/30/04(2)        $    18.77         0.08@           1.37          1.45            --              --              --
Year Ended 12/31/03              $    14.52         0.17@           4.27          4.44          0.08            0.11            0.19
Year Ended 12/31/02              $    14.14         0.15@           0.30          0.45          0.06            0.01            0.07
10/1/01 Through 12/31/01^        $    13.47         0.03@           1.48          1.51          0.09            0.75            0.84
Year Ended 9/30/01               $    13.06         0.15@           1.28          1.43          0.15            0.87            1.02
Year Ended 9/30/00               $    13.56         0.11            2.59          2.70          0.09            3.11            3.20
Year Ended 9/30/99               $    10.62         0.02            3.20          3.22          0.10            0.18            0.28

US SMALL COMPANY FUND

1/1/04 through 6/30/04(2)        $    13.88        (0.01)@          0.22          0.21            --              --              --
Year Ended 12/31/03              $     9.95         0.04@           3.94          3.98          0.05              --            0.05
Year Ended 12/31/02              $    12.57         0.05           (2.61)        (2.56)         0.06              --            0.06
6/1/01 Through 12/31/01^^        $    13.34         0.05@          (0.78)        (0.73)         0.04              --            0.04
Year Ended 5/31/01               $    15.11         0.08            0.03          0.11          0.09            1.79            1.88
Year Ended 5/31/00               $    11.98         0.04            3.10          3.14          0.01              --            0.01
Year Ended 5/31/99               $    15.30         0.08           (1.83)        (1.75)         0.08            1.49            1.57



  ^  The Fund changed its fiscal year end from September 30 to December 31.
 ^^  The fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.
(2)  Unaudited.

                                                                                 RATIOS/SUPPLEMENTAL DATA:
                                                                     --------------------------------------------------
                                 PER SHARE OPERATING PERFORMANCE:                      RATIOS TO AVERAGE NET ASSETS: #
                                 --------------------------------                      --------------------------------
                                                                       NET ASSETS,                                  NET
                                  NET ASSET                                 END OF                           INVESTMENT
                                 VALUE, END                TOTAL            PERIOD                NET            INCOME
                                  OF PERIOD               RETURN (a)    (MILLIONS)           EXPENSES            (LOSS)
MID CAP VALUE FUND

1/1/04 through 6/30/04(2)        $    20.22                 7.73%      $       685               0.75%             0.85%
Year Ended 12/31/03              $    18.77                30.62%      $       334               0.75%             1.00%
Year Ended 12/31/02              $    14.52                 3.23%      $        59               0.75%             1.01%
10/1/01 Through 12/31/01^        $    14.14                11.30%      $         4               0.75%             0.94%
Year Ended 9/30/01               $    13.47                11.19%      $         4               0.75%             1.07%
Year Ended 9/30/00               $    13.06                23.76%      $         5               0.97%             0.84%
Year Ended 9/30/99               $    13.56                30.41%      $         4               1.25%             0.06%

US SMALL COMPANY FUND

1/1/04 through 6/30/04(2)        $    14.09                 1.51%      $       112               0.83%            (0.07%)
Year Ended 12/31/03              $    13.88                40.03%      $       183               0.83%             0.33%
Year Ended 12/31/02              $     9.95               (20.36%)     $       214               0.83%             0.41%
6/1/01 Through 12/31/01^^        $    12.57                (5.50%)     $       269               0.82%             0.57%
Year Ended 5/31/01               $    13.34                 0.94%      $       410               0.82%             0.54%
Year Ended 5/31/00               $    15.11                26.23%      $       358               0.80%             0.26%
Year Ended 5/31/99               $    11.98               (10.79%)     $       345               0.80%             0.55%

                                                   RATIOS/SUPPLEMENTAL DATA:
                                 ------------------------------------------------------------
                                        RATIOS TO AVERAGE NET ASSETS: #
                                 ---------------------------------------------
                                                                NET INVESTMENT
                                             EXPENSES            INCOME (LOSS)
                                     WITHOUT WAIVERS,         WITHOUT WAIVERS,      PORTFOLIO
                                       REIMBURSEMENTS           REIMBURSEMENTS       TURNOVER
                                 AND EARNINGS CREDITS     AND EARNINGS CREDITS           RATE (a)
MID CAP VALUE FUND

1/1/04 through 6/30/04(2)                        1.03%                    0.57%            22%
Year Ended 12/31/03                              1.07%                    0.68%            32%
Year Ended 12/31/02                              1.22%                    0.54%            51%
10/1/01 Through 12/31/01^                        3.30%+                  (1.61%)           15%
Year Ended 9/30/01                               3.25%+                  (1.43%)           98%
Year Ended 9/30/00                               4.24%+                  (2.43%)           99%
Year Ended 9/30/99                               5.11%+                  (3.80%)+         109%

US SMALL COMPANY FUND

1/1/04 through 6/30/04(2)                        0.95%                   (0.19%)          100%
Year Ended 12/31/03                              0.95%                    0.21%            78%
Year Ended 12/31/02                              0.93%                    0.31%            90%
6/1/01 Through 12/31/01^^                        0.86%                    0.53%            48%~
Year Ended 5/31/01                               0.82%                    0.54%           110%~
Year Ended 5/31/00                               0.82%                    0.24%           104%~
Year Ended 5/31/99                               0.85%                    0.50%           104%~

                                                               PER SHARE OPERATING PERFORMANCE:
                           ---------------------------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:                     LESS DISTRIBUTIONS:
                                       --------------------------------------   ----------------------------------------------------
                                                       NET GAINS
                                                    OR LOSSES ON
                            NET ASSET         NET     SECURITIES                 DIVIDENDS
                               VALUE,  INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                            BEGINNING      INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL  RETURN OF           TOTAL
                            OF PERIOD      (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS    CAPITAL   DISTRIBUTIONS
DISCIPLINED EQUITY FUND

1/1/04 through 6/30/04(2)  $    13.49        0.08@          0.36         0.44         0.08             --         --            0.08
Year Ended 12/31/03        $    10.55        0.18           2.92         3.10         0.16             --         --            0.16
Year Ended 12/31/02        $    14.19        0.13@         (3.63)       (3.50)        0.14             --         --            0.14
6/1/01 Through 12/31/01^   $    15.65        0.07@         (1.44)       (1.37)        0.09             --         --            0.09
Year Ended 5/31/01         $    17.54        0.14          (1.89)       (1.75)        0.14             --         --            0.14
Year Ended 5/31/00         $    17.57        0.17           0.81         0.98         0.18           0.83         --            1.01
Year Ended 5/31/99         $    14.96        0.17           3.18         3.35         0.15           0.59         --            0.74

DIVERSIFIED FUND

1/1/04 through 6/30/04(2)  $    12.80        0.11@          0.13         0.24         0.11             --                       0.11
Year Ended 12/31/03        $    10.76        0.19@          2.07         2.26         0.22             --         --            0.22
Year Ended 12/31/02        $    12.65        0.25@         (1.89)       (1.64)        0.25             --         --            0.25
7/1/01 Through 12/31/01*   $    13.20        0.14@         (0.50)       (0.36)        0.19             --         --            0.19
Year Ended 6/30/01         $    14.93        0.39          (1.38)       (0.99)        0.38           0.36         --            0.74
Year Ended 6/30/00         $    14.69        0.38           0.61         0.99         0.27           0.48         --            0.75
Year Ended 6/30/99         $    14.18        0.38           1.44         1.82         0.39           0.92         --            1.31

U.S. EQUITY FUND

1/1/04 through 6/30/04(2)  $     9.99        0.04@          0.31         0.35         0.04             --         --            0.04
Year Ended 12/31/03        $     7.61        0.09@          2.38         2.47         0.09             --         --            0.09
Year Ended 12/31/02        $    10.44        0.06          (2.82)       (2.76)        0.07             --         --            0.07
6/1/01 Through 12/31/01^   $    11.12        0.03@         (0.66)       (0.63)        0.03           0.02         --            0.05
Year Ended 5/31/01         $    12.79        0.08          (0.96)       (0.88)        0.08           0.71         --            0.79
Year Ended 5/31/00         $    15.08        0.11           0.26         0.37         0.11           2.55         --            2.66
Year Ended 5/31/99         $    16.73        0.16           2.39         2.55         0.17           4.03         --            4.20



  ^  The Fund changed its fiscal year end from May 31 to December 31.
  * The Fund changed its fiscal year end from June 30 to December 31. @ Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(e) Prior to September 10, 2001, the Fund invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
(d) Prior to September 10, 2001, the Fund invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.
(u) Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.
(2)  Unaudited.

                                 PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------
                                  NET ASSET
                                 VALUE, END             TOTAL
                                  OF PERIOD            RETURN (a)
DISCIPLINED EQUITY FUND

1/1/04 through 6/30/04(2)        $    13.85              3.24%
Year Ended 12/31/03              $    13.49             29.60%
Year Ended 12/31/02              $    10.55            (24.76%)
6/1/01 Through 12/31/01^         $    14.19             (8.73%)
Year Ended 5/31/01               $    15.65             (9.99%)
Year Ended 5/31/00               $    17.54              5.54%
Year Ended 5/31/99               $    17.57             23.07%

DIVERSIFIED FUND

1/1/04 through 6/30/04(2)        $    12.93              1.90%
Year Ended 12/31/03              $    12.80             21.20%
Year Ended 12/31/02              $    10.76            (13.00%)
7/1/01 Through 12/31/01*         $    12.65             (2.71%)
Year Ended 6/30/01               $    13.20             (6.69%)
Year Ended 6/30/00               $    14.93              6.88%
Year Ended 6/30/99               $    14.69             13.77%

U.S. EQUITY FUND

1/1/04 through 6/30/04(2)        $    10.30              3.49%
Year Ended 12/31/03              $     9.99             32.63%
Year Ended 12/31/02              $     7.61            (26.50%)
6/1/01 Through 12/31/01^         $    10.44             (5.63%)
Year Ended 5/31/01               $    11.12             (6.99%)
Year Ended 5/31/00               $    12.79              2.45%
Year Ended 5/31/99               $    15.08             18.66%

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                              ----------------------------------------------------------------------
                                                                                                      NET INVESTMENT
                                 NET ASSETS,                     NET                EXPENSES           INCOME (LOSS)
                                     END OF               INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,   PORTFOLIO
                                     PERIOD        NET        INCOME          REIMBURSEMENTS          REIMBURSEMENTS   TURN OVER
                                 (MILLIONS)   EXPENSES        (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS        RATE (a)
DISCIPLINED EQUITY FUND

1/1/04 through 6/30/04(2)        $       307      0.45%         1.10%                   0.60%                   0.95%         29%
Year Ended 12/31/03              $       418      0.45%         1.24%                   0.60%                   1.09%         77%
Year Ended 12/31/02              $       924      0.45%         1.09%                   0.65%                   0.89%         74%
6/1/01 Through 12/31/01^         $     1,162      0.45%         0.86%                   0.60%                   0.71%         33%
Year Ended 5/31/01               $     1,210      0.45%         0.85%                   0.55%                   0.75%         72%(e)
Year Ended 5/31/00               $     1,476      0.45%         1.04%                   0.55%                   0.94%         56%(e)
Year Ended 5/31/99               $     1,008      0.45%         1.14%                   0.60%                   0.99%         51%(e)

DIVERSIFIED FUND

1/1/04 through 6/30/04(2)        $       248      0.65%         1.69%                   0.94%                   1.40%        118%
Year Ended 12/31/03              $       281      0.65%         1.68%                   0.93%                   1.40%        210%
Year Ended 12/31/02              $       255      0.65%         1.98%                   0.91%                   1.72%        232%
7/1/01 Through 12/31/01*         $       505      0.65%         2.21%                   0.87%                   1.99%        107%
Year Ended 6/30/01               $       582      0.65%         2.75%                   0.83%                   2.57%        185%(d)
Year Ended 6/30/00               $       622      0.65%         2.48%                   0.80%                   2.33%        217%(d)
Year Ended 6/30/99               $       609      0.65%         2.55%                   0.84%                   2.36%        144%(d)

U.S. EQUITY FUND

1/1/04 through 6/30/04(2)        $        90      0.64%         0.79%                   0.75%                   0.68%         44%
Year Ended 12/31/03              $        76      0.64%         0.91%                   0.76%                   0.79%        101%
Year Ended 12/31/02              $        79      0.64%         0.74%                   0.77%                   0.61%         83%
6/1/01 Through 12/31/01^         $        90      0.65%         0.55%                   0.70%                   0.50%         48%
Year Ended 5/31/01               $       151      0.62%         0.57%                   0.64%                   0.55%         81%(u)
Year Ended 5/31/00               $       241      0.60%         0.76%                   0.63%                   0.73%         89%(u)
Year Ended 5/31/99               $       278      0.60%         0.89%                   0.63%                   0.86%         84%(u)

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

REDUCED RATE FUND



FUND                                  CLASS         NET EXPENSE RATIO    GROSS EXPENSE RATIO
-------------------------         -------------     -----------------    -------------------
JPMorgan U.S. Equity Fund         Institutional          0.64%                  0.71%



NON-REDUCED RATE FUND



FUND                                  CLASS         NET EXPENSE RATIO    GROSS EXPENSE RATIO
-------------------------         -------------     -----------------    -------------------
JPMorgan Diversified Fund         Institutional          0.65%                  0.88%



A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The Reduced Rate for the JPMorgan U.S. Equity Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN U.S. EQUITY FUND



                                           INSTITUTIONAL CLASS
                           ---------------------------------------------------
                                           GROSS            NET          NET
                           ANNUAL       CUMULATIVE      CUMULATIVE      ANNUAL
PERIOD ENDED                COSTS         RETURN          RETURN        RETURN
-----------------          ------       ----------      ----------      ------
April 30, 2005(a)          $   12             0.96%           0.84%       0.84%
April 30, 2006             $   66             6.01%           5.23%       4.36%
April 30, 2007             $   76            11.31%           9.75%       4.29%
April 30, 2008             $   80            16.87%          14.46%       4.29%
April 30, 2009             $   83            22.72%          19.37%       4.29%
April 30, 2010             $   87            28.85%          24.49%       4.29%
April 30, 2011             $   90            35.29%          29.83%       4.29%
April 30, 2012             $   94            42.06%          35.40%       4.29%
April 30, 2013             $   98            49.16%          41.20%       4.29%
April 30, 2014             $  102            56.62%          47.26%       4.29%
April 30, 2015             $  107            64.45%          53.58%       4.29%


----------

(a) Information from February 19, 2005, through year end not annualized.

JPMORGAN DIVERSIFIED FUND



                                           INSTITUTIONAL CLASS
                           ---------------------------------------------------
                                           GROSS            NET          NET
                           ANNUAL       CUMULATIVE      CUMULATIVE      ANNUAL
PERIOD ENDED                COSTS         RETURN          RETURN        RETURN
-----------------          ------       ----------      ----------      ------
April 30, 2005(a)          $   13             0.96%           0.83%       0.83%
April 30, 2006             $   67             6.01%           5.22%       4.35%
April 30, 2007             $   95            11.31%           9.56%       4.12%
April 30, 2008             $   98            16.87%          14.07%       4.12%
April 30, 2009             $  102            22.72%          18.77%       4.12%
April 30, 2010             $  107            28.85%          23.66%       4.12%
April 30, 2011             $  111            35.29%          28.76%       4.12%
April 30, 2012             $  116            42.06%          34.06%       4.12%
April 30, 2013             $  120            49.16%          39.59%       4.12%
April 30, 2014             $  125            56.62%          45.34%       4.12%
April 30, 2015             $  131            64.45%          51.32%       4.12%


----------

(a)  Information from February 19, 2005, through year end not annualized.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528


If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. for each of the Funds except Mid Cap Value Fund and Value Opportunities Fund is 811-21295

Investment Company Act File No. for Mid Cap Value Fund is 811-8189

Investment Company Act File No. for Value Opportunities Fund is 811-4321


(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-EQI-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
U.S. EQUITY
FUNDS

ULTRA SHARES


DISCIPLINED EQUITY FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Disciplined Equity Fund                                                        1

The Fund's Management and Administration                                       7

How to Do Business with the Fund                                               9

    Purchasing Fund Shares                                                     9

    Exchanging Fund Shares                                                    12

    Redeeming Fund Shares                                                     13

Shareholder Information                                                       16

    Distributions and Taxes                                                   16

    Availability of Proxy Voting Record                                       16

    Portfolio Holdings Disclosure                                             17

Risk and Reward Elements                                                      18

Legal Proceedings Relating to Banc One
    Investment Advisors Corporation and
    Certain of its Affiliates                                                 24

Financial Highlights                                                          26

How To Reach Us                                                       BACK COVER

JPMORGAN
  DISCIPLINED EQUITY FUND


Ultra Shares of this Fund are not currently available for purchase by new investors.


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 18-23.


THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's Corporation (S&P) 500 Index.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that it considers overvalued.

By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes what it believes to be an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is intended to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that it identifies as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high perceived potential reward compared to perceived potential risk

- possible temporary mispricings caused by apparent market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may, therefore, lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may also have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed to waive some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998            32.35%
1999            18.32%
2000           -10.87%
2001           -11.71%
2002           -24.76%
2003            29.80%
2004            11.33%


BEST QUARTER 4th quarter 1998             22.86%
WORST QUARTER 3rd quarter 2002            17.74%



* The performance figures in the table for the period before Ultra Shares were launched on 3/24/03, and the performance figures in the bar chart prior to 1/1/03, are based on the Fund's Institutional Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/3/97 (commencement of operations) to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were similar to the estimated expenses of, the Ultra Shares).

(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                 PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
ULTRA SHARES
Return Before Taxes                                                    11.33            (3.07)            7.40
Return After Taxes on Distributions                                    11.06            (3.37)            6.64
Return After Taxes on Distributions and Sale of Fund Shares             7.69            (2.73)            6.06
--------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    10.88            (2.30)            7.24
--------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       8.30            (2.99)            6.08



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

(1) The Fund commenced operations on 1/3/97. Performance for the indexes is as of 1/31/97.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR ULTRA SHARES
The expenses of the Ultra Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM ULTRA ASSETS)



MANAGEMENT FEES                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    NONE
OTHER EXPENSES(1)                                                           0.19
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.44
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.09)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.35


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Ultra Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.35% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.


                                             1 YEAR    3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------------------
YOUR COSTS* ($)
(WITH OR WITHOUT REDEMPTION)                     36        131        236        544

THE FUND'S MANAGEMENT
  AND ADMINISTRATION

The Disciplined Equity Fund is a series of J.P. Morgan Mutual Funds Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended December 31, 2003, the adviser was paid a management fee (net of waivers) of 0.25% of average daily net assets.


THE PORTFOLIO MANAGERS

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA and Raffaele Zingone, Vice President of JPMIM and a CFA. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. Mr. Zingone is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1991, Mr. Zingone was a research analyst following the aerospace, environmental, and diversified manufacturing sectors prior to his current position.


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award.

As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.


Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S DISTRIBUTOR

JPMorgan Distribution Services, Inc. (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

- Directly from the Fund through JPMDS.


WHO CAN BUY SHARES?

Ultra Shares may be purchased by investors (i) whose investments in the Fund are made and directed on their behalf by investment representatives at JPMorgan Investment Advisors Inc., JPMIM, Bank One Trust Company, N.A., or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account) and (ii) whose Discretionary Account's initial investment in the Fund is at least $20,000,000.

Ultra Shares also may be purchased by 401(k) plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A., where the plan's investment in the Fund is at least $20,000,000.


Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.


WHEN CAN I BUY FUND SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?

Ultra Shares of the Fund are subject to a $20,000,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Ultra Shares of a Fund may be exchanged for Ultra Shares of another JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.


- All required documentation in proper form accompanies your exchange request.


ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.


You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.


Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption order.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares - How do I open an account?"


The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gain, if any, is distributed annually. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will also be disclosed on a quarterly basis after the close of the quarter. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN

  EQUITY FUNDS


RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When the Fund buys securities before     - The Fund can take advantage of           - The Fund segregates liquid assets to
  issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise the        - The Fund could realize gains in a        - The Fund generally avoids short-term
  Fund's brokerage and related costs         short period of time                       trading, except to take advantage of
                                                                                        attractive or unexpected opportunities
- Increased short-term capital gains       - The Fund could protect against losses      or to meet demands generated by
  distributions could raise                  if a stock is overvalued and its value     shareholder activity
  shareholders' income tax liability.        later falls
  Such an increase in transaction costs
  and/or tax liability, if not offset by
  any gains from short-term trading
  would reduce the Fund's returns.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
ETFs AND OTHER INVESTMENT
COMPANIES

- If the Fund invests in shares of         - Helps to manage smaller cash flows       - Absent an exemptive order of the
  another investment company,                                                           Securities and Exchange Commission
  shareholders would bear not only their   - Investing in ETFs offers instant           (the "SEC"), the Fund's investments in
  proportionate share of the Fund's          exposure to an index or a broad range      other investment companies, including
  expenses, but also similar expenses of     of markets, sectors, geographic            ETFs, are subject to the percentage
  the investment company                     regions and industries                     limitations of the Investment Company
                                                                                        Act of 1940 ("1940 Act")(1)
- The price movement of an ETF may not
  track the underlying index, market,                                                 - An SEC exemptive order granted to
  sector, regions or industries and may                                                 various iShares funds (which are ETFs)
  result in a loss                                                                      and their investment adviser permits
                                                                                        the Fund to invest beyond the 1940 Act
                                                                                        limits, subject to certain terms and
                                                                                        conditions, including a finding of the
                                                                                        Board of Trustees that the advisory
                                                                                        fees charged by the adviser are for
                                                                                        services that are in addition to, and
                                                                                        not duplicative of, the advisory
                                                                                        services provided to those ETFs

                                                                                      - An SEC exemptive order permits the
                                                                                        Fund to invest its uninvested cash, up
                                                                                        to 25% of its assets, in one or more
                                                                                        affiliated money market funds if the
                                                                                        adviser waives and/or reimburses its
                                                                                        advisory fee from the Fund in an
                                                                                        amount sufficient to offset any
                                                                                        doubling up of investment advisory,
                                                                                        shareholder servicing and
                                                                                        administrative fees

(1) Under the 1940 Act, the Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, the Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

- Derivatives such as futures, options,    - Hedges that correlate well with          - The Fund uses derivatives, for hedging
  swaps, and forward foreign currency        underlying positions can reduce or         and for risk management (i.e., to
  contracts(1) that are used for hedging     eliminate losses at low cost               establish or adjust exposure to
  the portfolio or specific securities                                                  particular securities, markets or
  may not fully offset the underlying      - The Fund could make money and protect      currencies); risk management may
  positions and this could result in         against losses if management's             include management of the Fund's
  losses to the Fund that would not have     analysis proves correct                    exposure relative to its benchmark
  otherwise occurred
                                           - Derivatives that involve leverage        - The Fund only establishes hedges that
- Derivatives used for risk management       could generate substantial gains at        it expects will be highly correlated
  and may result in losses or missed         low cost                                   with underlying positions
  opportunities
                                                                                      - While the Fund may use derivatives
- The counterparty to a derivatives                                                     that incidentally involve leverage, it
  contract could default                                                                does not use them for the specific
                                                                                        purpose of leveraging its portfolio
- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to the Fund which can reduce
  returns

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets, and defer recognition
  of certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING

- When the Fund lends a security, there    - The Fund may enhance income through      - The adviser maintains a list of
  is a risk that the loaned securities       the investment of the collateral           approved borrowers
  may not be returned if the borrower or     received from the borrower
  the lending agent defaults                                                          - The Fund receives cash collateral
                                                                                        equal to at least 100% of the current
- The collateral will be subject to the                                                 value of the securities loaned plus
  risks of the securities in which it is                                                accrued interest
  invested
                                                                                      - The lending agents indemnify the Fund
                                                                                        against borrower default

                                                                                      - The adviser's collateral investment
                                                                                        guidelines limit the quality and
                                                                                        duration of collateral investment to
                                                                                        minimize losses

                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
MARKET CONDITIONS

- The Fund's share price and performance   - Stocks have generally outperformed       - Under normal circumstances the Fund
  will fluctuate in response to stock        more stable investments (such as bonds     plans to remain fully invested in
  and/or bond market movements               and cash equivalents) over the long        accordance with its policies and may
                                             term                                       invest uninvested cash in affiliated
- Adverse market conditions may from                                                    money market funds; equity securities
  time to time cause the Fund to take                                                   may include common stocks, convertible
  temporary defensive positions that are                                                securities, preferred stocks,
  inconsistent with its principal                                                       depositary receipts (such as American
  investment strategies and may hinder                                                  Depositary Receipts and European
  the Fund from achieving its investment                                                Depositary Receipts), trust or
  objective                                                                             partnership interests, warrants,
                                                                                        rights and investment company
                                                                                        securities

                                                                                      - The Fund seeks to limit risk and
                                                                                        enhance performance through active
                                                                                        management and diversification

                                                                                      - During severe market downturns, the
                                                                                        Fund has the option of investing up to
                                                                                        100% of its assets in high quality
                                                                                        short-term instruments

MANAGEMENT CHOICES

- The Fund could underperform its          - The Fund could outperform its            - The adviser focuses its active
  benchmark due to its securities and        benchmark due to these same choices        management on securities selection,
  asset allocation choices                                                              the area where it believes its
                                                                                        commitment to research can most
                                                                                        enhance returns and manage risks in a
                                                                                        consistent way

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
FOREIGN INVESTMENTS

- Currency exchange rate movements could   - Favorable exchange rate movements        - The Fund anticipates that total
  reduce gains or create losses              could generate gains or reduce losses      foreign investments will not exceed
                                                                                        20% of total assets
- The Fund could lose money because of     - Foreign investments, which represent a
  foreign government actions, political      major portion of the world's             - The Fund actively manages the currency
  instability or lack of adequate and        securities, offer attractive potential     exposure of its foreign investments
  accurate information                       performance and opportunities for          relative to its benchmarks, and may
                                             diversification                            hedge back into the U.S. dollar from
- Currency and investment risks tend to                                                 time to time (see also "Derivatives");
  be higher in emerging markets; these     - Emerging markets can offer higher          these currency management techniques
  markets also present higher liquidity      returns                                    may not be available for certain
  and valuation risks                                                                   emerging markets investments

ILLIQUID HOLDINGS

- The Fund could have difficulty valuing   - These holdings may offer more            - The Fund may not invest more than 15%
  these holdings precisely                   attractive yields or potential growth      of net assets in illiquid holdings
                                             than comparable widely traded
- The Fund could be unable to sell these     securities                               - To maintain adequate liquidity to meet
  holdings at the time or price it                                                      redemptions, the Fund may hold high
  desires                                                                               quality short-term securities
                                                                                        (including repurchase agreements) and,
                                                                                        for temporary or extraordinary
                                                                                        purposes, may borrow from banks up to
                                                                                        33 1/3% of the value of its total
                                                                                        assets, including drawing on a line of
                                                                                        credit

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for fiscal year ending December 31 has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. The information for the six-month period from January 1, 2004 through June 30, 2004 has not been audited.

ULTRA SHARES



                                                                PER SHARE OPERATING PERFORMANCE:
                             ------------------------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                                        -------------------------------------  ----------------------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                             NET ASSET         NET     SECURITIES               DIVIDENDS
                                VALUE,  INVESTMENT          (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                             BEGINNING      INCOME   REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL  RETURN OF           TOTAL
                             OF PERIOD      (LOSS)    UNREALIZED)  OPERATIONS      INCOME          GAINS    CAPITAL   DISTRIBUTIONS
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04(2)    $   13.50        0.08@          0.35        0.43        0.08             --         --            0.08
3/24/03** Through 12/31/03   $   10.77        0.12           2.75        2.87        0.14             --         --+           0.14



 ** Commencement of offering of class of shares.
(a) Not annualized for periods less than one year.
  + Amount rounds to less than $.005.
  # Short periods have been annualized.
  @ Calculated based on average shares outstanding
(2) Unaudited.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                   NET ASSET
                                  VALUE, END            TOTAL
                                   OF PERIOD           RETURN (a)
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04(2)         $    13.85             3.22%
3/24/03** Through 12/31/03        $    13.50            26.75%

                                                               RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------------------------------------------------------------------
                                                            RATIOS TO AVERAGE NET ASSETS: #
                                          -------------------------------------------------------------------
                                                                                               NET INVESTMENT
                             NET ASSETS,                    NET               EXPENSES          INCOME (LOSS)
                                  END OF             INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                  PERIOD       NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                              (MILLIONS)  EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE (a)
DISCIPLINED EQUITY FUND
1/1/04 Through 6/30/04(2)    $       110      0.35%        1.20%                  0.56%                  0.99%         29%
3/24/03** Through 12/31/03   $       108      0.35%        1.28%                  0.54%                  1.09%         77%

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-DEU-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
U.S. EQUITY
FUNDS
CLASS A & CLASS B SHARES


MID CAP EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Mid Cap Equity Fund                                                            1

The Fund's Management and Administration                                       7

How to Do Business with the Fund                                               9

   Purchasing Fund Shares                                                      9

   Sales Charges                                                              14

   Rule 12b-1 Fees                                                            18

   Exchanging Fund Shares                                                     19

   Redeeming Fund Shares                                                      20

Shareholder Information                                                       23

   Distributions and Taxes                                                    23

   Availability of Proxy Voting Record                                        23

   Portfolio Holdings Disclosure                                              24

Risk and Reward Elements                                                      25

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                                                     31

How To Reach Us                                                       BACK COVER

JPMORGAN
  MID CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 25-30.


THE FUND'S OBJECTIVE
The Fund's objective is long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap(R) Index securities at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs) depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.


Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), uses an active equity management style focused on investing in mid-sized companies that are increasing their market share with strong earnings prospects. The adviser emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable products or services and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

                                                     PROSPECTUS FEBRUARY 19 2005

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or the contingent deferred sales load which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load, and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995         24.68%
1996          7.41%
1997         15.01%
1998         16.23%
1999         25.06%
2000         14.74%
2001         -3.96%
2002        -13.39%
2003         32.29%
2004         19.36%


BEST QUARTER 4th quarter, 1998           22.51%
WORST QUARTER 3rd quarter, 1998         -19.48%



  * The performance for the period after 1/1/97 is based on the performance of the Select Class Shares of the Fund. On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. During these periods, the actual returns of Class A and Class B Shares would have been lower than the performance shown because Class A and Class B Shares have higher expenses than Select Class Shares.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                       13.09            7.38            12.32
Return After Taxes on Distributions                                       10.89            5.73              N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares               10.42            5.74              N/A(1)
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                       14.36            8.25            12.93
RUSSELL MIDCAP(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       20.22            7.59            14.50
----------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         15.44            5.65            12.63


The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *  See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.


  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                 CLASS A SHARES   CLASS B SHARES
----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*                                                                5.25             NONE
----------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                          NONE**           5.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                                 CLASS A SHARES   CLASS B SHARES
----------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                            0.65             0.65
DISTRIBUTION (RULE 12b-1) FEES                                                             0.25             0.75
SHAREHOLDER SERVICE FEES                                                                   0.25             0.25
OTHER EXPENSES(1)                                                                          0.43             0.43
----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                            1.58             2.08
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                 (0.23)           (0.23)
----------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                            1.35             1.85



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% and 1.85%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/06, and total annual operating expenses hereafter.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                          1 YEAR        3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                          655            973           1,316            2,283
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                                         688            926           1,294            2,261***


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                                          1 YEAR        3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                                           188            626           1,094            2,261***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.


*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUND'S MANAGEMENT
  AND ADMINISTRATION

The Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 12/31/03, the adviser was paid a management fee (net of waivers) of 0.65% of average daily net assets.


THE PORTFOLIO MANAGERS
The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMIM, and Christopher Mark Vyvyan Jones, Managing Director of JPMIM. Mr. Simon has worked as a portfolio manager with various affiliates of JPMIM since 1980 and has been a portfolio manager since 1986. Mr. Jones is head of the adviser's small company investment team and has worked as a portfolio manager with various affiliates of JPMIM since 1982.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class B Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS
  WITH THE FUND


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?
Class A and Class B Shares may be purchased by the general public.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to completed additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A and Class B Shares, which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for the Fund.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class B Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Subsequent investments must be at least $25.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A and Class B Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class B Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks "JPMorgan Funds" and "Fees and Pricing" or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND(1)



                                                                          SALES
                                                                         CHARGE           SALES
                                                                         AS A %          CHARGE       COMMISSION
                                                                         OF THE          AS A %        AS A % OF
AMOUNT OF                                                              OFFERING         OF YOUR         OFFERING
PURCHASES                                                                 PRICE      INVESTMENT            PRICE
----------------------------------------------------------------------------------------------------------------
LESS THAN $50,000                                                          5.25            5.54             4.75
----------------------------------------------------------------------------------------------------------------
$50,000-$99,999                                                            4.50            4.71             4.05
----------------------------------------------------------------------------------------------------------------
$100,000-$249,999                                                          3.50            3.63             3.05
----------------------------------------------------------------------------------------------------------------
$250,000-$499,999                                                          2.50            2.56             2.05
----------------------------------------------------------------------------------------------------------------
$500,000-$999,999                                                          2.00            2.04             1.60
----------------------------------------------------------------------------------------------------------------
$1,000,000* OR MORE                                                        NONE            NONE               **



(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

  * There is no front-end sales charge for investments of $ 1 million or more in a Fund.

 ** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all

JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

- RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A and Class B Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A or Class B Shares of a JPMorgan Fund held in:

   1. Your account(s);

   2. Account(s) of your spouse or domestic partner;

   3. Account(s) of children under the age of 21 who share your residential address;

   4. Trust accounts established by any of the individuals in items (1) through
      (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

   5. Solely controlled business accounts; and

   6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

   IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

- LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Fund's Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account

Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

    -   The JPMorgan Funds.

    -   JPMorgan Chase and its subsidiaries and affiliates.

4.  Bought by employees of:

    - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

    - Broker-dealers or financial institutions who have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

    -   Washington Management Corporation and its subsidiaries and affiliates.

5.  Bought by:

    - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

    - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

    - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

    - Tuition programs that qualify under Section 529 of the Internal Revenue Code.

    - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

    - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

    -   Employer-sponsored health savings accounts established pursuant to
        Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.  Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11. Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:



YEAR                             CDSC AS A % OF DOLLAR
SINCE PURCHASE                AMOUNT SUBJECT TO CHARGE
------------------------------------------------------
0-1                                               5.00
1-2                                               4.00
2-3                                               3.00
3-4                                               3.00
4-5                                               2.00
5-6                                               1.00
More than 6                                       None



The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Fund.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

HOW THE CLASS B CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information. For Class B Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B CDSC
No sales charge is imposed on redemptions of Class B Shares of the Fund:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of any of these waivers of the CDSC applicable to Class B Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the

Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of the Fund may be exchanged for Class B Shares of another JPMorgan Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares of a Fund for Class B Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B Shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.

Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A or Class B Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund's Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gain, if any, is distributed annually. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  U.S. EQUITY FUNDS


RISK AND REWARD ELEMENTS


This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities          -  The Fund can take advantage of         -  The Fund segregates liquid assets
   before issue or for delayed               attractive transaction                    to offset leverage risks
   delivery, it could be exposed to          opportunities
   leverage risk if it does not
   segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise the      -  The Fund could realize gains in a      -  The Fund generally avoids
   Fund's brokerage and related costs        short period of time                      short-term trading, except to take
                                                                                       advantage of attractive or
-  Increased short-term capital gains     -  The Fund could protect against            unexpected opportunities or to meet
   distributions could raise                 losses if a stock is overvalued and       demands generated by shareholder
   shareholders' income tax liability.       its value later falls                     activity
   Such an increase in transaction
   costs and/or tax liability, if not
   offset by gains from short-term
   trading, would reduce the Fund's
   returns.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
ETFs AND OTHER INVESTMENT
COMPANIES

-  If the Fund invests in shares of       -  Helps to manage smaller cash flows     -  Absent an exemptive order of the
   another investment company,                                                         Securities and Exchange Commission
   shareholders would bear not only       -  Investing in ETFs offers instant          (the "SEC"), the Fund's investments
   their proportionate share of the          exposure to an index or a broad           in other investment companies,
   Fund's expenses, but also similar         range of markets, sectors,                including ETFs, are subject to the
   expenses of the investment company        geographic regions and industries         percentage limitations of the
                                                                                       Investment Company Act of 1940
-  The price movement of an ETF may                                                    ("1940 Act")(1)
   not track the underlying index,
   market, sector, regions or                                                       -  An SEC exemptive order granted to
   industries and may result in a loss                                                 various iShares funds (which are
                                                                                       ETFs) and their investment adviser
                                                                                       permits the Fund to invest beyond
                                                                                       the 1940 Act limits, subject to
                                                                                       certain terms and conditions,
                                                                                       including a finding of the Board of
                                                                                       Trustees that the advisory fees
                                                                                       charged by the adviser are for
                                                                                       services that are in addition to,
                                                                                       and not duplicative of, the
                                                                                       advisory services provided to those
                                                                                       ETFs

                                                                                    -  An SEC exemptive order permits the
                                                                                       Fund to invest its uninvested cash,
                                                                                       up to 25% of its assets, in one or
                                                                                       more affiliated money market funds
                                                                                       if the adviser waives and/or
                                                                                       reimburses its advisory fee from
                                                                                       the Fund in an amount sufficient to
                                                                                       offset any doubling up of
                                                                                       investment advisory, shareholder
                                                                                       servicing and administrative fees


(1) Under the 1940 Act, the Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, the Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

-  Derivatives such as futures,           -  Hedges that correlate well with        -  The Fund uses derivatives for
   options, swaps, and forward foreign       underlying positions can reduce or        hedging and for risk management
   currency contracts(1) that are used       eliminate losses at low cost              (i.e., to establish or adjust
   for hedging the portfolio or                                                        exposure to particular securities,
   specific securities may not fully      -  The Fund could make money and             markets or currencies); risk
   offset the underlying positions and       protect against losses if                 management may include management
   this could result in losses to the        management's analysis proves              of the Fund's exposure relative to
   Fund that would not have otherwise        correct                                   its benchmark; the Fund may also
   occurred                                                                            use derivatives in an effort to
                                          -  Derivatives that involve leverage         produce increased income and gain
-  Derivatives used for risk                 could generate substantial gains at
   management or to increase the             low cost                               -  The Fund only establishes hedges
   Fund's gain may not have the                                                        that it expects will be highly
   intended effects and may result in                                                  correlated with underlying
   losses or missed opportunities                                                      positions

-  The counterparty to a derivatives                                                -  While the Fund may use derivatives
   contract could default                                                              that incidentally involve leverage,
                                                                                       it does not use them for the
-  Derivatives that involve leverage                                                   specific purpose of leveraging its
   could magnify losses                                                                portfolio

-  Certain types of derivatives
   involve costs to the Fund which can
   reduce returns

-  Derivatives may, for tax purposes,
   affect the character of gain and
   loss realized by the Fund,
   accelerate recognition of income to
   the Fund, affect the holding period
   of the Fund's assets and defer
   recognition of certain of the
   Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

-  When the Fund lends a security,        -  The Fund may enhance income through    -  The adviser maintains a list of
   there is a risk that the loaned           the investment of the collateral          approved borrowers
   securities may not be returned if         received from the borrower
   the borrower or the lending agent                                                -  The Fund receives collateral equal
   defaults                                                                            to at least 100% of the current
                                                                                       value of the securities loaned plus
-  The collateral will be subject to                                                   accrued interest
   the risks of the securities in
   which it is invested                                                             -  The lending agents indemnify the
                                                                                       Fund against borrower default

                                                                                    -  The adviser's collateral investment
                                                                                       guidelines limit the quality and
                                                                                       duration of collateral investment
                                                                                       to minimize losses

                                                                                    -  Upon recall, the borrower must
                                                                                       return the securities loaned within
                                                                                       the normal settlement period

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

-  The Fund's share price and             -  Stocks have generally outperformed     -  Under normal circumstances, the
   performance will fluctuate in             more stable investments (such as          Fund plans to remain fully invested
   response to stock and/or bond             bonds and cash equivalents) over          in accordance with its policies and
   market movements                          the long term                             may invest in uninvested cash in
                                                                                       affiliated money market funds;
-  Adverse market conditions may from                                                  equity securities may include
   time to time cause the Fund to take                                                 common stocks, convertible
   temporary defensive positions that                                                  securities, preferred stocks,
   are inconsistent with its principal                                                 depositary receipts (such as
   investment strategies and may                                                       American Depositary Receipts and
   hinder the Fund from achieving its                                                  European Depositary Receipts) trust
   investment objective                                                                or partnership interests, warrants,
                                                                                       rights and investment company
-  The Fund is non-diversified, which                                                  securities
   means that a relatively high
   percentage of the Fund's assets may                                              -  The Fund seeks to limit risk and
   be invested in a limited number of                                                  enhance performance through active
   issuers. Therefore, its performance                                                 management and diversification
   may be more vulnerable to changes
   in the market value of a single                                                  -  During severe market downturns, the
   issuer or a group of issuers                                                        Fund has the option of investing up
                                                                                       to 100% of its assets in high
                                                                                       quality short-term instruments

MANAGEMENT CHOICES

-  The Fund could underperform its        -  The Fund could outperform its          -  The adviser focuses its active
   benchmark due to its securities and       benchmark due to these same choices       management on securities selection,
   asset allocation choices                                                            the area where it believes its
                                                                                       commitment to research can most
                                                                                       enhance returns and manage risks in
                                                                                       a consistent way

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS

-  Currency exchange rate movements       -  Favorable exchange rate movements      -  The Fund anticipates that total
   could reduce gains or create losses       could generate gains or reduce            foreign investments will not exceed
                                             losses                                    20% of total assets
-  The Fund could lose money because
   of foreign government actions,         -  Foreign investments, which             -  The Fund actively manages the
   political instability, or lack of         represent a major portion of the          currency exposure of its foreign
   adequate and accurate information         world's securities, offer                 investments relative to its
                                             attractive potential performance          benchmark, and may hedge back into
-  Currency and investment risks tend        and opportunities for                     the U.S. dollar from time to time
   to be higher in emerging markets;         diversification                           (see also "Derivatives"); these
   these markets also present higher                                                   currency management techniques may
   liquidity and valuation risks          -  Emerging markets can offer higher         not be available for certain
                                             returns                                   emerging markets investments

ILLIQUID HOLDINGS

-  The Fund could have difficulty         -  These holdings may offer more          -  The Fund may not invest more than
   valuing these holdings precisely          attractive yields or potential            15% of net assets in illiquid
                                             growth than comparable widely             holdings
-  The Fund could be unable to sell          traded securities
   these holdings at the time or price                                              -  To maintain adequate liquidity to
   it desires                                                                          meet redemptions, the Fund may hold
                                                                                       high quality short-term securities
                                                                                       (including repurchase agreements)
                                                                                       and, for temporary or extraordinary
                                                                                       purposes, may borrow from banks up
                                                                                       to 33 1/3% of the value of its total
                                                                                       assets, including drawing on a line
                                                                                       of credit

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distributions Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528


If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-SMCEAB-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
U.S. EQUITY
FUNDS

SELECT CLASS SHARES


SMALL CAP CORE FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Small Cap Core Fund                                                            1

The Fund's Management and Administration                                       7

How to Do Business with the Fund                                               9

    Purchasing Fund Shares                                                     9

    Exchanging Fund Shares                                                    12

    Redeeming Fund Shares                                                     13

Shareholder Information                                                       15

    Distributions and Taxes                                                   15

    Availability of Proxy Voting Record                                       15

    Portfolio Holdings Disclosure                                             15

Risk and Reward Elements                                                      17

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                                                     22

Financial Highlights                                                          24

How To Reach Us                                                       BACK COVER

JPMORGAN
  SMALL CAP CORE FUND
  (formerly JPMorgan Trust Small Cap Equity Fund)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 17-21.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of Russell 2000(R) Index. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.


The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Although the Fund intends to invest primarily in equity securities, under normal circumstances, it may invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments.


The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.


During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

                                                   PROSPECTUS FEBRUARY 19, 2005

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Investing a substantial portion of its assets in money market instruments and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its Assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

- require regular income or stability of principal


- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Index and the Russell 2000(R) Index, each a broad-based index, and Lipper Small-Cap Core Funds Index, a broad-based index. In the past, the Fund has compared its performance to the S&P SmallCap 600/BARRA Index, but will now compare its performance to the Russell 2000(R) Index. The adviser believes that the Russell 2000(R) Index is more appropriate because it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995     19.86%
1996     15.86%
1997     17.67%
1998      3.41%
1999     -3.55%
2000     11.74%
2001     -4.36%
2002    -16.94%
2003     35.20%
2004     22.31%


BEST QUARTER 2nd quarter, 1997                 17.21%
WORST QUARTER 3rd quarter, 2002               -16.08%



* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   22.31            7.98             9.11
Return After Taxes on Distributions                                   18.01            6.44              N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares           18.68            6.47              N/A(1)
------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   18.33            6.61             7.38
------------------------------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   22.65           11.60            14.29
------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     18.37            9.06            12.98



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                                                         0.65
DISTRIBUTION (RULE 12b-1) FEES                                                                          NONE
SHAREHOLDER SERVICE FEES                                                                                0.25
OTHER EXPENSES(1)                                                                                       0.15
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                                                      1.05
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                              (0.05)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                         1.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of the average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/06, and total annual operating expenses thereafter


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                         1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                102         328         574       1,278

THE FUND'S MANAGEMENT
  AND ADMINISTRATION

The Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 12/31/03, the adviser was paid a management fee (net of waivers) of 0.44% of average daily net assets.


THE PORTFOLIO MANAGERS

The portfolio management team is led by a Christopher T. Blum, Vice President of JPMIM, and Dennis S. Ruhl, Vice President of JPMIM. Mr. Blum has been an employee of JPMIM or one of its affiliate since 2001. Previously, Mr. Blum worked for Pomona Capital in the valuation and acquisition of private equity assets. Mr. Ruhl has been an employee of JPMIM or one of its affiliate since 1999.


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.


Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUND


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

- Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?
Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of that Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005, but they may not open new Select Class Shares accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A accounts.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange.

You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

- All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least annually. Net capital gains, if any, are distributed annually. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                         AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys securities before  - The Fund can take advantage of          - The Fund segregates liquid assets to
  issue or for delayed delivery, it       attractive transaction opportunities      offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise the     - The Fund could realize gains in a       - The Fund generally avoids
  Fund's brokerage and related costs      short period of time                      short-term trading, except to take
                                                                                    advantage of attractive or
- Increased short-term capital gains    - The Fund could protect against losses     unexpected opportunities or to meet
  distributions could raise               if a stock is overvalued and its value    demands generated by shareholder
  shareholders' income tax liability.     later falls                               activity
  Such an increase in transaction
  costs and/or tax liability, if not
  offset by gains from short-term
  trading, would reduce the Fund's
  returns.

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                         AND REWARD
ETFs AND OTHER INVESTMENT
COMPANIES

- If the Fund invests in shares of      - Helps to manage smaller cash flows      - Absent an exemptive order of the
  another investment company,                                                       Securities and Exchange Commission
  shareholders would bear not only      - Investing in ETFs offers instant          (the "SEC"), the Fund's investments
  their proportionate share of the        exposure to an index or a broad range     in other investment companies,
  Fund's expenses, but also similar       of markets, sectors, geographic           including ETFs, are subject to the
  expenses of the investment company      regions and industries                    percentage limitations of the
                                                                                    Investment Company Act of 1940
- The price movement of an ETF may                                                  ("1940 Act")(1)
  not track the underlying index,
  market, sector, regions or                                                      - An SEC exemptive order granted to
  industries and may result in a loss                                               various iShares funds (which are
                                                                                    ETFs) and their investment adviser
                                                                                    permits the Fund to invest beyond
                                                                                    the 1940 Act limits, subject to
                                                                                    certain terms and conditions,
                                                                                    including a finding of the Board of
                                                                                    Trustees that the advisory fees
                                                                                    charged by the adviser are for
                                                                                    services that are in addition to,
                                                                                    and not duplicative of, the advisory
                                                                                    services provided to those ETFs

                                                                                  - An SEC exemptive order permits the
                                                                                    Fund to invest its uninvested cash,
                                                                                    up to 25% of its assets, in one or
                                                                                    more affiliated money market funds
                                                                                    if the adviser waives and/or
                                                                                    reimburses its advisory fee from the
                                                                                    Fund in an amount sufficient to
                                                                                    offset any doubling up of investment
                                                                                    advisory, shareholder servicing and
                                                                                    administrative fees

(1) Under the 1940 Act, the Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, the Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                         AND REWARD

- Derivatives such as futures,          - Hedges that correlate well with         - The Fund uses derivatives for
  options, swaps, and forward foreign     underlying positions can reduce or        hedging and for risk management
  currency contracts(1) that are used     eliminate losses at low cost              (i.e., to establish or adjust
  for hedging the portfolio or                                                      exposure to particular securities,
  specific securities may not fully     - The Fund could make money and             markets or currencies); risk
  offset the underlying positions and     protect against losses if management's    management may include management of
  this could result in losses to the      analysis proves correct                   the Fund's exposure relative to its
  Fund that would not have otherwise                                                benchmark
  occurred                              - Derivatives that involve leverage
                                          could generate substantial gains at     - The Fund only establishes hedges
- Derivatives used for risk               low cost                                  that it expects will be highly
  management or to increase the Fund's                                              correlated with underlying positions
  gain may not have the intended
  effects and may result in losses or                                             - While the Fund may use derivatives
  missed opportunities                                                              that incidentally involve leverage,
                                                                                    it does not use them for the
- The counterparty to a derivatives                                                 specific purpose of leveraging its
  contract could default                                                            portfolio

- Derivatives that involve leverage                                               - The Fund may also use derivatives
  could magnify losses                                                              in an effort to produce increased
                                                                                    income or gain
- Certain types of derivatives
  involve costs to the Fund which can
  reduce returns

- Derivatives may, for tax purposes,
  affect the character of gain and
  loss realized by the Fund,
  accelerate recognition of income to
  the Fund, affect the holding period
  of the Fund's assets and defer
  recognition of certain of the Fund's
  losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

- When the Fund lends a security,       - The Fund may enhance income through     - The adviser maintains a list of
  there is a risk that the loaned         the investment of the collateral          approved borrowers
  securities may not be returned if       received from the borrower
  the borrower or the lending agent                                               - The Fund receives collateral equal
  defaults                                                                          to at least 100% of the current
                                                                                    value of the securities loaned plus
- The collateral will be subject to                                                 accrued interest
  the risks of the securities in which
  it is invested                                                                  - The lending agents indemnify the
                                                                                    Fund against borrower default

                                                                                  - The adviser's collateral
                                                                                    investment guidelines limit the
                                                                                    quality and duration of collateral
                                                                                    investment to minimize losses

                                                                                  - Upon recall, the borrower must
                                                                                    return the securities loaned within
                                                                                    the normal settlement period

MARKET CONDITIONS

- The Fund's share price and            - Stocks have generally outperformed      - Under normal circumstances, the
  performance will fluctuate in           more stable investments (such as bonds    Fund plans to remain fully invested
  response to stock and/or bond market    and cash equivalents) over the long       in accordance with its policies and
  movements                               term                                      may invest uninvested cash in
                                                                                    affiliated money market funds.
- Adverse market conditions may from                                                Equity securities may include common
  time to time cause the Fund to take                                               stocks, convertible securities,
  temporary defensive positions that                                                preferred stocks, depositary
  are inconsistent with its principal                                               receipts (such as American
  investment strategies and may hinder                                              Depositary Receipts and European
  the Fund from achieving its                                                       Depositary Receipts) trust or
  investment objective                                                              partnership interests, warrants,
                                                                                    rights and investment company
- The Fund is non-diversified, which                                                securities
  means that a relatively high
  percentage of the Fund's assets may                                             - The Fund seeks to limit risk and
  be invested in a limited number of                                                enhance performance through active
  issuers. Therefore, its performance                                               management and diversification
  may be more vulnerable to changes in
  the market value of a single issuer                                             - During severe market downturns,
  or a group of issuers                                                             the Fund has the option of investing
                                                                                    up to 100% of its assets in high
                                                                                    quality short-term instruments

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                         AND REWARD

MANAGEMENT CHOICES

- The Fund could underperform its       - The Fund could outperform its           - The adviser focuses its active
  benchmark due to its securities and     benchmark due to these same choices       management on securities selection,
  asset allocation choices                                                          the area where it believes its
                                                                                    commitment to research can most
                                                                                    enhance returns and manage risks in
                                                                                    a consistent way

FOREIGN INVESTMENTS

- Currency exchange rate movements      - Favorable exchange rate movements       - The Fund anticipates that total
  could reduce gains or create losses     could generate gains or reduce losses     foreign investments will not exceed
                                                                                    20% of total assets
- The Fund could lose money because     - Foreign investments, which represent
  of foreign government actions,          a major portion of the world's          - The Fund actively manages the
  political instability, or lack of       securities, offer attractive potential    currency exposure of its foreign
  adequate and accurate information       performance and opportunities for         investments relative to its
                                          diversification                           benchmark, and may hedge back into
- Currency and investment risks tend                                                the U.S. dollar from time to time
  to be higher in emerging markets;     - Emerging markets can offer higher         (see also "Derivatives"); these
  these markets also present higher       returns                                   currency management techniques may
  liquidity and valuation risks                                                     not be available for certain
                                                                                    emerging markets investments

ILLIQUID HOLDINGS

- The Fund could have difficulty        - These holdings may offer more           - The Fund may not invest more than
  valuing these holdings precisely        attractive yields or potential growth     15% of net assets in illiquid
                                          than comparable widely traded             holdings
- The Fund could be unable to sell        securities
  these holdings at the time or price                                             - To maintain adequate liquidity to
  it desires                                                                        meet redemptions, the Fund may hold
                                                                                    high quality short-term securities
                                                                                    (including repurchase agreements)
                                                                                    and, for temporary or extraordinary
                                                                                    purposes, may borrow from banks up
                                                                                    to 33 1/3% of the value of its total
                                                                                    assets, including drawing on a line
                                                                                    of credit

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for each of the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each fiscal period ended December 31 has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. This information for the six-month period from January 1, 2004 through June 30, 2004 has not been audited.



                                                          PER SHARE OPERATING PERFORMANCE:
                                 ------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                             ----------------------------------------    ----------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                 NET ASSET          NET      SECURITIES                   DIVIDENDS
                                    VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET  DISTRIBUTIONS
                                 BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT   FROM CAPITAL          TOTAL
                                 OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME          GAINS  DISTRIBUTIONS
SMALL CAP CORE FUND(e)
1/1/04 Through 6/30/04*          $   44.39        (0.02)           4.92          4.90            --             --             --
Year Ended 12/31/03              $   33.35         0.02           11.70         11.72          0.01           0.67           0.68
Year Ended 12/31/02              $   40.46         0.04           (6.86)        (6.82)         0.03           0.26           0.29
11/1/01 Through 12/31/01^        $   36.65         0.01            3.81          3.82          0.01             --           0.01
Year Ended 10/31/01              $   51.12         0.10           (7.61)        (7.51)         0.14           6.82           6.96
Year Ended 10/31/00              $   47.66         0.08           12.44         12.52          0.08           8.98           9.06
Year Ended 10/31/99              $   52.73         0.64           (2.50)        (1.86)         0.64           2.57           3.21



(e) Formerly JPMorgan Trust Small Cap Equity Fund and previous to that JPMorgan Select Small Cap Equity Fund.

  ^ The Fund changed its fiscal year end from October 31 to December 31.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.

  * Unaudited.

                                 PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------
                                  NET ASSET
                                 VALUE, END                 TOTAL
                                  OF PERIOD                RETURN (a)
SMALL CAP CORE FUND(e)
1/1/04 Through 6/30/04*          $    49.29                 11.04%
Year Ended 12/31/03              $    44.39                 35.20%
Year Ended 12/31/02              $    33.35                (16.94%)
11/1/01 Through 12/31/01^        $    40.46                 10.42%
Year Ended 10/31/01              $    36.65                (15.47%)
Year Ended 10/31/00              $    51.12                 30.16%
Year Ended 10/31/99              $    47.66                 (4.20%)

                                                                    RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------------------------------------------------------
                                                                        RATIOS TO AVERAGE NET ASSETS: #
                                                 --------------------------------------------------------------------
                                                                                                       NET INVESTMENT
                                   NET ASSETS,                      NET                EXPENSES         INCOME (LOSS)
                                        END OF               INVESTMENT        WITHOUT WAIVERS,      WITHOUT WAIVERS,    PORTFOLIO
                                        PERIOD        NET        INCOME          REIMBURSEMENTS    REIMBURSEMENTS AND     TURNOVER
                                 (IN MILLIONS)   EXPENSES        (LOSS)     AND EARNINGS CREDIT       EARNINGS CREDIT     RATE (a)
SMALL CAP CORE FUND(e)
1/1/04 Through 6/30/04*          $         362       0.63%        (0.07%)                  1.11%                (0.55%)         22%
Year Ended 12/31/03              $         386       0.60%         0.04%                   1.10%                (0.46%)         48%
Year Ended 12/31/02              $         259       0.51%         0.10%                   1.11%                (0.50%)         52%
11/1/01 Through 12/31/01^        $         317       0.40%         0.09%                   1.12%                (0.63%)          7%
Year Ended 10/31/01              $         299       0.34%         0.28%                   1.13%                (0.51%)         50%
Year Ended 10/31/00              $         380       0.50%         0.19%                   1.07%                (0.38%)         76%
Year Ended 10/31/99              $         339       0.04%         1.16%                   0.86%                 0.34%          55%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of this document and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-TSCES-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
U.S. EQUITY
FUNDS
ULTRA SHARES

U.S. EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


U.S. Equity Fund                                                               1

The Fund's Management and Administration                                       7

How to Do Business with the Fund                                               9

    Purchasing Fund Shares                                                     9

    Exchanging Fund Shares                                                    12

    Redeeming Fund Shares                                                     13

Shareholder Information                                                       15

    Distributions and Taxes                                                   15

    Availability of Proxy Voting Record                                       15

    Portfolio Holdings Disclosure                                             16

Risk and Reward Elements                                                      17

Legal Proceedings Relating to Banc One
    Investment Advisors Corporation and
    Certain of its Affiliates                                                 23

Appendix A -- Legal Proceedings and Additional
    Fee and Expense Information                                               24

How To Reach Us                                                       BACK COVER

JPMORGAN
  U.S. EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 17-22.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995            32.83%
1996            21.22%
1997            28.58%
1998            24.79%
1999            14.88%
2000            -6.37%
2001            -9.30%
2002           -26.50%
2003            32.63%
2004            10.96%


BEST QUARTER 4th quarter, 1998            21.46%
WORST QUARTER 3rd quarter, 2002          -18.07%



* Ultra Shares have not yet been launched; therefore, the Fund's performance in the table from 9/10/01 through 12/31/03 is based on the Fund's Institutional Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/95 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Shares).

(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                 PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------
ULTRA SHARES

Return Before Taxes                                                    10.96            (1.68)            10.55
Return After Taxes on Distributions                                    10.79            (2.17)             7.84
Return After Taxes on Distributions and Sale of Fund Shares             7.34            (1.63)             7.95
---------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    10.88            (2.30)            12.07
---------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       8.30            (2.99)            10.26



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.

^   Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR ULTRA SHARES
The estimated expenses of Ultra Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM ULTRA CLASS ASSETS)



MANAGEMENT FEES                                                             0.40
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    NONE
OTHER EXPENSES(1)                                                           0.17
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                          0.57



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Ultra Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.59% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- total annual operating expenses.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.



                                       1 YEAR    3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)               58        183        318        714

THE FUND'S MANAGEMENT
  AND ADMINISTRATION

The Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 12/31/03, the adviser was paid a management fee (net of waivers) of 0.40% of average daily net assets.


THE PORTFOLIO MANAGERS
The portfolio management team is led by Susan Bao, Vice President of JPMIM or one of its affiliates since 1997, and Helge Skibeli, Managing Director of JPMIM or one of its affiliates since 1990. Mr. Skibeli is head of the U.S. Equity Research Group.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.


Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S DISTRIBUTOR

JPMorgan Distribution Services, Inc. (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

- Directly from the Fund through JPMDS.


WHO CAN BUY SHARES?

Ultra Shares may be purchased by investors (i) whose investments in the Fund are made and directed on their behalf by investment representatives at JPMorgan Investment Advisors Inc., JPMIM, Bank One Trust Company, N.A., or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account) and (ii) whose Discretionary Account's initial investment in the Fund is at least $5,000,000.

Ultra Shares also may be purchased by 401(k) plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A., where the plan's investment in the Fund is at least $5,000,000.


Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?

Ultra Shares of the Fund are subject to a $5,000,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds
P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Ultra Shares of a Fund may be exchanged for Ultra Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.


- All required documentation in proper form accompanies your exchange request.


ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Finacial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.


You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with an NAV of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.


WHAT WILL MY SHARES BE WORTH?

If the Fund or Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.


Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares - How do I open an account?"


The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchase, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gains, if any, are distributed annually.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                 POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS               AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys             - The Fund can take advantage   - The Fund segregates liquid
  securities before issue or       of attractive transaction       assets to offset leverage
  for delayed delivery, it         opportunities                   risks
  could be exposed to leverage
  risk if it does not
  segregate liquid assets

SHORT-TERM TRADING

- Increased trading could        - The Fund could realize gains  - The Fund generally avoids
  raise the Fund's brokerage       in a short period of time       short-term trading, except
  and related costs                                                to take advantage of
                                 - The Fund could protect          attractive or unexpected
- Increased short-term capital     against losses if a stock is    opportunities or to meet
  gains distributions could        overvalued and its value        demands generated by
  raise shareholders' income       later falls                     shareholder activity
  tax liability. Such an
  increase in transaction
  costs and/or tax liability,
  if not offset by gains from
  short-term trading, would
  reduce the Fund's returns.

                                                                 POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS               AND REWARD
ETFs AND OTHER INVESTMENT
COMPANIES

- If the Fund invests in         - Helps to manage smaller cash  - Absent an exemptive order of
  shares of another investment     flows                           the Securities and Exchange
  company, shareholders would                                      Commission (the "SEC"), a
  bear not only their            - Investing in ETFs offers        Fund's investments in other
  proportionate share of the       instant exposure to an index    investment companies,
  Fund's expenses, but also        or a broad range of markets,    including ETFs, are subject
  similar expenses of the          sectors, geographic regions     to the percentage
  investment company               and industries                  limitations of the
                                                                   Investment Company Act of
- The price movement of an ETF                                     1940 ("1940 Act")(1)
  may not track the underlying
  index, market, sector,                                         - An SEC exemptive order
  regions or industries and                                        granted to various iShares
  may result in a loss                                             funds (which are ETFs) and
                                                                   their investment adviser
                                                                   permits the Fund to invest
                                                                   beyond the 1940 Act limits,
                                                                   subject to certain terms and
                                                                   conditions, including a
                                                                   finding of the Fund's Board
                                                                   that the advisory fees
                                                                   charged by the adviser are
                                                                   for services that are in
                                                                   addition to, and not
                                                                   duplicative of, the advisory
                                                                   services provided to those
                                                                   ETFs

                                                                 - An SEC exemptive order
                                                                   permits each Fund to invest
                                                                   its uninvested cash, up to
                                                                   25% of its assets, in one or
                                                                   more affiliated money market
                                                                   funds if the adviser waives
                                                                   and/or reimburses its
                                                                   advisory fee from the Fund
                                                                   in an amount sufficient to
                                                                   offset any doubling up of
                                                                   investment advisory,
                                                                   shareholder servicing and
                                                                   administrative fees

(1) Under the 1940 Act, the Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, the Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                 POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS               AND REWARD
DERIVATIVES

- Derivatives such as futures,   - Hedges that correlate well    - The Fund uses derivatives
  options, swaps, and forward      with underlying positions       for hedging and for risk
  foreign currency contracts(1)    can reduce or eliminate         management (i.e., to
  that are used for hedging        losses at low cost              establish or adjust exposure
  the portfolio or specific                                        to particular securities,
  securities may not fully       - The Fund could make money       markets or currencies); risk
  offset the underlying            and protect against losses      management may include
  positions and this could         if management's analysis        management of the Fund's
  result in losses to the Fund     proves correct                  exposure relative to its
  that would not have                                              benchmark
  otherwise occurred             - Derivatives that involve
                                   leverage could generate       - The Fund only establishes
- Derivatives used for risk        substantial gains at low        hedges that it expects will
  management may not have the      cost                            be highly correlated with
  intended effects and may                                         underlying positions
  result in losses or missed
  opportunities                                                  - While the Fund may use
                                                                   derivatives that
- The counterparty to a                                            incidentally involve
  derivatives contract could                                       leverage, it does not use
  default                                                          them for the specific
                                                                   purpose of leveraging their
- Derivatives that involve                                         portfolio
  leverage could magnify
  losses

- Certain types of derivatives
  involve costs to the Fund
  which can reduce returns

- Derivatives may, for tax
  purposes, affect the
  character of gain and loss
  realized by the Fund,
  accelerate recognition of
  income to the Fund, affect
  the holding period of the
  Fund's assets, and defer
  recognition of certain of
  the Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                 POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS               AND REWARD
SECURITIES LENDING

- When the Fund lends a          - The Fund may enhance income   - The adviser maintains a list
  security, there is a risk        through the investment of       of approved borrowers
  that the loaned securities       the collateral received from
  may not be returned if the       the borrower                  - The Fund receives collateral
  borrower or the lending                                          equal to at least 100% of
  agent defaults                                                   the current value of the
                                                                   securities loaned plus
- The collateral will be                                           accrued interest
  subject to the risks of the
  securities in which it is                                      - The lending agents indemnify
  invested                                                         the Fund against borrower
                                                                   default

                                                                 - The adviser's collateral
                                                                   investment guidelines limit
                                                                   the quality and duration of
                                                                   collateral investment to
                                                                   minimize losses

                                                                 - Upon recall, the borrower
                                                                   must return the securities
                                                                   loaned within the normal
                                                                   settlement period

                                                                 POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS               AND REWARD
MARKET CONDITIONS

- The Fund's share price and     - Stocks have generally         - Under normal circumstances
  performance will fluctuate       outperformed more stable        the Fund plans to remain
  in response to stock and/or      investments (such as bonds      fully invested in accordance
  bond market movements            and cash equivalents) over      with its policies and may
                                   the long term                   invest uninvested cash in
- Adverse market conditions                                        affiliated money market
  may from time to time cause                                      funds; equity securities may
  the Fund to take temporary                                       include common stocks,
  defensive positions that are                                     convertible securities,
  inconsistent with its                                            preferred stocks, depositary
  principal investment                                             receipts (such as American
  strategies and may hinder                                        Depositary Receipts and
  the Fund from achieving its                                      European Depositary
  investment objective                                             Receipts), trust or
                                                                   partnership interests,
                                                                   warrants, rights and
                                                                   investment company
                                                                   securities

                                                                 - The Fund seeks to limit risk
                                                                   and enhance performance
                                                                   through active management
                                                                   and/or diversification

                                                                 - During severe market
                                                                   downturns, the Fund has the
                                                                   option of investing up to
                                                                   100% of its assets in high
                                                                   quality short-term
                                                                   instruments

MANAGEMENT CHOICES

- The Fund could underperform    - The Fund could outperform     - The adviser focuses its
  its benchmark due to its         its benchmark due to these      active management on
  securities and asset             same choices                    securities selection, the
  allocation choices                                               area where it believes its
                                                                   commitment to research can
                                                                   most enhance returns and
                                                                   manage risks in a consistent
                                                                   way

                                                                 POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS               AND REWARD
FOREIGN INVESTMENTS

- Currency exchange rate         - Favorable exchange rate       - The Fund anticipates that
  movements could reduce gains     movements could generate        its total foreign
  or create losses                 gains or reduce losses          investments will not exceed
                                                                   20% of total assets
- The Fund could lose money      - Foreign investments, which
  because of foreign               represent a major portion of  - The Fund actively manages
  government actions,              the world's securities,         the currency exposure of its
  political instability or         offer attractive potential      foreign investments relative
  lack of adequate and             performance and                 to their benchmarks, and may
  accurate information             opportunities for               hedge back into the U.S.
                                   diversification                 dollar from time to time
- Currency and investment                                          (see also "Derivatives");
  risks tend to be higher in     - Emerging markets can offer      these currency management
  emerging markets; these          higher returns                  techniques may not be
  markets also present higher                                      available for certain
  liquidity and valuation                                          emerging markets investments
  risks

ILLIQUID HOLDINGS

- The Fund could have            - These holdings may offer      - The Fund may invest no more
  difficulty valuing these         more attractive yields or       than 15% of net assets in
  holdings precisely               potential growth than           illiquid holdings
                                   comparable widely traded
- The Fund could be unable to      securities                    - To maintain adequate
  sell these holdings at the                                       liquidity to meet
  time or price it desires                                         redemptions, the Fund may
                                                                   hold high quality short-term
                                                                   securities (including
                                                                   repurchase agreements) and,
                                                                   for temporary or
                                                                   extraordinary purposes, may
                                                                   borrow from banks up to
                                                                   33 1/3% of the value of its
                                                                   total assets including
                                                                   drawing on a line of credit

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Service, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

APPENDIX A--LEGAL PROCEEDINGS
  AND ADDITIONAL FEE AND EXPENSE
  INFORMATION


  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net

Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable.



FUND                             CLASS       NET EXPENSE RATIO       GROSS EXPENSE RATIO
----------------------------   ---------    -------------------     ---------------------
JPMorgan U.S. Equity Fund        Ultra             0.57%                    0.57%



A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

- Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

- There is no sales charge (load) on reinvested dividends.

- The Reduced Rate for the JPMorgan U.S. Equity Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN U.S. EQUITY FUND



                                      ULTRA CLASS
                       -------------------------------------------
                                  GROSS          NET         NET
                       ANNUAL   CUMULATIVE    CUMULATIVE    ANNUAL
PERIOD ENDED            COSTS     RETURN        RETURN      RETURN
-------------------    ------   ----------    ----------    ------
April 30, 2005(a)      $   11      0.96%         0.85%       0.85%
April 30, 2006         $   59      6.01%         5.32%       4.43%
April 30, 2007         $   61     11.31%         9.98%       4.43%
April 30, 2008         $   64     16.87%        14.86%       4.43%
April 30, 2009         $   67     22.72%        19.94%       4.43%
April 30, 2010         $   70     28.85%        25.26%       4.43%
April 30, 2011         $   73     35.29%        30.81%       4.43%
April 30, 2012         $   76     42.06%        36.60%       4.43%
April 30, 2013         $   80     49.16%        42.65%       4.43%
April 30, 2014         $   83     56.62%        48.97%       4.43%
April 30, 2015         $   87     64.45%        55.57%       4.43%


----------

(a) Information from February 19, 2005, through year end not annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528


If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-EQU-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
U.S. EQUITY
FUNDS

CLASS A, CLASS B & CLASS C SHARES

INTREPID GROWTH FUND
INTREPID VALUE FUND
INTREPID AMERICA FUND
INTREPID CONTRARIAN FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Intrepid Growth Fund                                                1

Intrepid Value Fund                                                 8

Intrepid America Fund                                              15

Intrepid Contrarian Fund                                           22

The Funds' Management and Administration                           29

How to Do Business with the Funds                                  32

   Purchasing Fund Shares                                          32

   Sales Charges                                                   38

   Rule 12b-1 Fees                                                 45

   Exchanging Fund Shares                                          45

   Redeeming Fund Shares                                           46

Shareholder Information                                            50

   Distributions and Taxes                                         50

   Availability of Proxy Voting Record                             51

   Portfolio Holdings Disclosure                                   51

Risk and Reward Elements                                           52

Legal Proceedings Relating to Banc One
   Investment Advisors Corporation and Certain
   of its Affiliates                                               55

How To Reach Us                                            Back cover

JPMORGAN INTREPID GROWTH FUND


CURRENTLY, THE CLASS B SHARES ARE NOT AVAILABLE FOR SALE TO INVESTORS.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 52-54.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes have strong earnings growth potential. A "growth" style strategy focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term time horizon.

JPMIM applies an active equity management style to identify growth-oriented companies with earnings momentum, earnings growth potential, price momentum and other characteristics consistent with growth investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000(R) Growth Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.


Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions or during periods of unusual circumstances, the Fund may invest any amount of its Assets in U.S. government securities.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe, the Russell 1000(R) Growth Index, on the basis of momentum and value factors. Momentum is quantified in terms of price and earnings momentum, while value is measured by valuation multiples including, but not limited to, price-to-earnings ratio. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Although the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including if the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest, and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT IN LARGE- AND MID-CAPITALIZATION COMPANIES THAT SEEK CAPITAL GROWTH

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Class A Shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 1000(R) Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2004       10.45%


BEST QUARTER 4th quarter, 2004         10.57%
WORST QUARTER 3rd quarter, 2004        -3.32%


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A, CLASS B AND CLASS C WERE LAUNCHED ON 2/18/05 IS BASED ON THE PERFORMANCE OF SELECT SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A, CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN SELECT SHARES. THE FUND COMMENCED OPERATIONS ON 2/28/03.
(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004*,(1)


                                                           PAST 1 YEAR     LIFE OF FUND
---------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                      4.63            21.22
---------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                              1.23            18.21
---------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                      3.83            16.65
---------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                      5.59            23.01
---------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                      9.48            24.82
---------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                     6.30            21.08
---------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTIONS FOR TAXES)                         7.45            20.69
---------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*SEE FOOTNOTE ON PREVIOUS PAGE.

^INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.


ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The estimated expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE^                     5.25%             NONE              NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                    NONE^^            5.00%             1.00%

^ THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE. YOU MAY BE ABLE TO REDUCE OR ELIMINATE YOUR INITIAL SALES CHARGE. SEE "HOW TO DO BUSINESS WITH THE FUNDS."
^^ EXCEPT FOR PURCHASES OF $1 MILLION OR MORE. PLEASE SEE "SALES CHARGES -- CLASS A Shares."

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C SHARES ASSETS)


                                                CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                  0.65              0.65              0.65
DISTRIBUTION (RULE 12b-1) FEES                   0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                         0.25              0.25              0.25
OTHER EXPENSES(1)                                0.68              0.68              0.68
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                  1.83              2.33              2.33
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)                               (0.58)            (0.58)            (0.58)
--------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                  1.25              1.75              1.75
--------------------------------------------------------------------------------------------------


(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 4/30/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                                 1 YEAR         3 YEARS
---------------------------------------------------------------------------------------
CLASS A SHARES*($)                                               646            1,008

CLASS B SHARES**($)                                              678              962***

CLASS C SHARES**($)                                              278              662


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                                 1 YEAR         3 YEARS
---------------------------------------------------------------------------------------
CLASS B SHARES($)                                                178            662***

CLASS C SHARES($)                                                178            662


  *  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 **  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN INTREPID VALUE FUND

CURRENTLY, THE CLASS B SHARES ARE NOT AVAILABLE FOR SALE TO INVESTORS.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 52-
54.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes are undervalued. A "value" style strategy focuses on identifying securities that have a market price below what JPMIM believes they are worth, taking into consideration, but not limited to, such items as price-to-earnings ratios, the long-term potential to increase in value and other characteristics consistent with value investing.

JPMIM applies an active equity management style to identify value-oriented companies with relatively low price-to-earnings ratios and other characteristics consistent with value investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000(R) Value Index. The adviser will try to identify companies which are determined to be undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions, the Fund may invest any amount of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe, the Russell 1000(R) Value Index, on the basis of value and momentum factors. Value is measured by valuation multiples including, but not limited to, price-to-earnings ratio, while momentum is quantified in terms of price and earnings momentum. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although, the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including if the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest, and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT IN LARGE- AND MID-CAPITALIZATION COMPANIES THAT SEEK CAPITAL APPRECIATION

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Class A Shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2004       17.51%


BEST QUARTER 4th quarter, 2004           10.25%
WORST QUARTER 2nd quarter, 2004          -0.88%


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A, CLASS B AND CLASS C WERE LAUNCHED ON 2/18/05 IS BASED ON THE PERFORMANCE OF SELECT SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A, CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN SELECT SHARES. THE FUND COMMENCED OPERATIONS ON 2/28/03.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004*,(1)


                                                            PAST 1 YEAR    LIFE OF FUND
---------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                       11.35          27.19
---------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                                9.80          29.95
---------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                        7.87          22.22
---------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                       12.51          29.23
---------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                       16.51          30.97
---------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                      16.49          29.00
---------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTIONS FOR TAXES)                          12.00          25.03
---------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*SEE FOOTNOTE ON PREVIOUS PAGE.

^INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.


ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The estimated expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE^                     5.25%             NONE              NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                    NONE^^            5.00%             1.00%

^ THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE. YOU MAY BE ABLE TO REDUCE OR ELIMINATE YOUR INITIAL SALES CHARGE. SEE "HOW TO DO BUSINESS WITH THE FUNDS."

^^ EXCEPT FOR PURCHASES OF $1 MILLION OR MORE. PLEASE SEE "SALES CHARGES -- CLASS A SHARES."

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C SHARES ASSETS)


                                                CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                  0.65              0.65              0.65
DISTRIBUTION (RULE 12b-1) FEES                   0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                         0.25              0.25              0.25
OTHER EXPENSES(1)                                0.56              0.56              0.56
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                  1.71              2.21              2.21
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)                               (0.46)            (0.46)            (0.46)
--------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                  1.25              1.75              1.75
--------------------------------------------------------------------------------------------------


(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 4/30/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                                 1 YEAR         3 YEARS
---------------------------------------------------------------------------------------
CLASS A SHARES*($)                                               646            986

CLASS B SHARES**($)                                              678            939***

CLASS C SHARES**($)                                              278            639


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                                 1 YEAR         3 YEARS
---------------------------------------------------------------------------------------
CLASS B SHARES($)                                                178            639

CLASS C SHARES($)                                                178            639


  *  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 **  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN INTREPID AMERICA FUND


CURRENTLY, THE CLASS B SHARES ARE NOT AVAILABLE FOR SALE TO INVESTORS.


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 52-54.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes have strong earnings growth potential and/or are undervalued. The Fund combines a "growth" style strategy, which focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term time horizon with a "value" style strategy, which focuses on identifying securities that have a market price below what JPMIM believes they are worth, taking into consideration, but not limited to, such items as price-to-earnings ratios, the long-term potential to increase in value and other characteristics consistent with value investing.

JPMIM applies an active equity management style to identify growth-oriented companies with earnings momentum, earnings growth potential, price momentum and other characteristics consistent with growth investing and value-oriented companies with relatively low price-to-earnings ratios and other characteristics consistent with value investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000(R) Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the criteria listed above or if it believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions or during periods of unusual circumstances, the Fund may invest all of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe, the Russell 1000(R) Index, on the basis of value and momentum factors. Value is measured by valuation multiples including, but not limited to, price-to-earnings ratio, while momentum is quantified in terms of price and earnings momentum. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and its share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of covertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including if the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT IN LARGE- AND MID-CAPITALIZATION COMPANIES THAT SEEK CAPITAL GROWTH

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Class A Shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 1000(R) Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2004       12.68%


BEST QUARTER 4th quarter, 2004         11.38%
WORST QUARTER 2nd quarter, 2004        -0.88%


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A, CLASS B AND CLASS C WERE LAUNCHED ON 2/18/05 IS BASED ON THE PERFORMANCE OF SELECT SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A, CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN SELECT SHARES. THE FUND COMMENCED OPERATIONS ON 2/28/03.
(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004*,(1)


                                                           PAST 1 YEAR     LIFE OF FUND
---------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                       6.75           24.85
---------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                               6.59           23.51
---------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                       4.47           20.61
---------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                       1.68           26.79
---------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                      11.68           28.56
---------------------------------------------------------------------------------------
RUSSELL 1000(R) INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                     11.40           25.04
---------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTIONS FOR TAXES)                          8.29           20.45
---------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* SEE FOOTNOTE ON PREVIOUS PAGE.

^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.


ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The estimated expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE^                     5.25%             NONE              NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                    NONE^^            5.00%             1.00%

 ^ THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE. YOU MAY BE ABLE TO REDUCE OR ELIMINATE YOUR INITIAL SALES CHARGE. SEE "HOW TO DO BUSINESS WITH THE FUNDS."

^^ EXCEPT FOR PURCHASES OF $1 MILLION OR MORE. PLEASE SEE "SALES CHARGES -- CLASS A SHARES."

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C SHARES ASSETS)


                                                CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                  0.65              0.65              0.65
DISTRIBUTION (RULE 12b-1) FEES                   0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                         0.25              0.25              0.25
OTHER EXPENSES(1)                                0.18              0.18              0.98
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                  1.33              1.83              1.83
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)                               (0.08)            (0.08)            (0.08)
--------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                  1.25              1.75              1.75
--------------------------------------------------------------------------------------------------


(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 4/30/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                                 1 YEAR         3 YEARS
---------------------------------------------------------------------------------------
CLASS A SHARES*($)                                               646            916

CLASS B SHARES**($)                                              678            867***

CLASS C SHARES**($)                                              278            567


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                                 1 YEAR         3 YEARS
---------------------------------------------------------------------------------------
CLASS B SHARES($)                                                178            567***

CLASS C SHARES($)                                                178            567


  *  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 **  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN INTREPID CONTRARIAN FUND


     (FORMERLY JPMORGAN INTREPID INVESTOR FUND)

CURRENTLY, THE CLASS B SHARES ARE NOT AVAILABLE FOR SALE TO INVESTORS.


RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 52-54.


THE FUND'S OBJECTIVE
The Fund seeks to provide long- term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments across all market capitalizations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks of companies that the adviser believes are trading at a price significantly below what the adviser believes they are worth relative to companies in their sectors but have earnings growth potential, improving business fundamentals and other indicators which may provide the opportunity for increased value.

JPMIM applies an active equity management style to identify undervalued companies, significant earnings growth potential and overall financial strength. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 3000(R) Index. The adviser will try to identify companies which are determined to be significantly undervalued which meet these criteria according to the adviser's proprietary research, while underweighting or avoiding those that do not.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions or during periods of unusual circumstances, the Fund may invest any amount of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe, the Russell 3000(R) Index, on the basis of value and momentum factors. Value is measured by valuation multiples including, but not limited to, price-to-earnings ratio, while momentum is quantified in terms of price and earnings momentum. The Fund's adviser will generally screen for stocks that generally rank highly on contrarian measures including, but not limited to, contrarian long-term price momentum. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with relatively more attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although the Fund may invest across all market capitalizations, the Fund's risks increase as it invests more heavily in small-capitalization companies and its share price changes may become more sudden or erratic. The securities of small-capitalization companies are likely to fluctuate more dramatically than an investment in larger companies and the securities of smaller companies trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Smaller capitalization companies may have limited product lines, markets or financial resources, and they may depend on a smaller management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including if the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage
Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be risker than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT ACROSS ALL MARKET CAPITALIZATIONS TO SEEK CAPITAL APPRECIATION

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Class A Shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 3000(R) Index, a broad-based securities market index, and the Lipper Multi-Cap Core Funds Index, and broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2004       16.01%


BEST QUARTER 4th quarter, 2004         10.85%
WORST QUARTER 2nd quarter, 2004        -0.42%


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A, CLASS B AND CLASS C WERE LAUNCHED ON 2/18/05 IS BASED ON THE PERFORMANCE OF SELECT SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A, CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN SELECT SHARES. THE FUND COMMENCED OPERATIONS ON 2/28/03.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004*,(1)


                                                           PAST 1 YEAR     LIFE OF FUND
---------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                       9.94           26.57
---------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                               9.65           25.70
---------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                       6.60           22.45
---------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                      11.01           28.58
---------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                      15.01           30.33
---------------------------------------------------------------------------------------
RUSSELL 3000(R) INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                     11.95           26.07
---------------------------------------------------------------------------------------
LIPPER MULTI-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTIONS FOR TAXES)                         12.39           25.99
---------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* SEE FOOTNOTE ON PREVIOUS PAGE.

^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.


ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The estimated expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE^                     5.25%             NONE              NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                    NONE^^            5.00%             1.00%

 ^ THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE. YOU MAY BE ABLE TO REDUCE OR ELIMINATE YOUR INITIAL SALES CHARGE. SEE "HOW TO DO BUSINESS WITH THE FUNDS."

^^ EXCEPT FOR PURCHASES OF $1 MILLION OR MORE. PLEASE SEE "SALES CHARGES -- CLASS A SHARES."

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C SHARES ASSETS)


                                                CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                  0.65              0.65              0.65
DISTRIBUTION (RULE 12b-1) FEES                   0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                         0.25              0.25              0.25
OTHER EXPENSES(1)                                0.52              0.52              0.52
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                  1.67              2.17              2.17
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)                               (0.42)            (0.42)            (0.42)
--------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                  1.25              1.75              1.75
--------------------------------------------------------------------------------------------------


(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 4/30/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                                 1 YEAR         3 YEARS
---------------------------------------------------------------------------------------
CLASS A SHARES*($)                                               646            978

CLASS B SHARES**($)                                              678            932***

CLASS C SHARES**($)                                              278            632


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                                                 1 YEAR         3 YEARS
---------------------------------------------------------------------------------------
CLASS B SHARES($)                                                178            632***

CLASS C SHARES($)                                                178            632


  *  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 **  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

The Funds operate in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


Each Fund pays the adviser a management fee of 0.65% of its average daily net assets.


THE PORTFOLIO MANAGERS
The portfolio management team for the Funds is lead by Andrew Spencer, Managing Director and Chief Investment Officer of the U.S. retail business for JPMIM, Silvio Tarca, Vice President of JPMIM and Robert Weller, Vice President of JPMIM. Mr. Spencer joined the firm in 1986 and previously headed the JPMIM European Equity Group and UK Equities for Fleming Investment Management. Mr. Tarca has been with the adviser since 2000. Prior to managing the Funds, he served as a quantitative analyst in the Emerging Markets Equity Group where he was responsible for researching and developing quantitative models supporting asset allocation, stock selection and portfolio construction. Prior to joining JPMIM, Mr. Tarca served as an information technology consultant for Accenture. Mr. Weller has been with the adviser since 1997. Prior to managing the Funds, he served as a portfolio assistant in the Private Bank U.S. Equity Group.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.


Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR

JPMorgan Fund's Management, Inc. (the Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.



THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS WITH THE FUNDS


PURCHASING FUND SHARES
WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Class A and Class C Shares may be purchased by the general public. Class B Shares are not currently offered for sale to investors.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A and Class C Shares, which are available to the general public. Class B Shares are not currently offered for sale to investors.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUNDS(1)



                              SALES             SALES
                              CHARGE AS         CHARGE AS         COMMISSION
                              A % OF THE        A % OF            AS A%
AMOUNT OF                     OFFERING          YOUR              OF OFFERING
PURCHASES                     PRICE             INVESTMENT        PRICE
--------------------------------------------------------------------------------
LESS THAN $50,000                 5.25              5.54              4.75

$50,000-$99,999                   4.50              4.71              4.05

$100,000-$249,999                 3.50              3.63              3.05

$250,000-$499,999                 2.50              2.56              2.05

$500,000-$999,999                 2.00              2.04              1.60

$1,000,000 OR MORE*               NONE              NONE                **



(1) THE ACTUAL SALES CHARGE YOU PAY MAY DIFFER SLIGHTLY FROM THE RATES DISCLOSED ABOVE DUE TO ROUNDING CALCULATIONS.

  * THERE IS NO FRONT-END SALES CHARGE FOR INVESTMENTS OF $1 MILLION OR MORE IN A FUND.

 ** IF YOU PURCHASE $1 MILLION OR MORE OF CLASS A SHARES AND ARE NOT ASSESSED A SALES CHARGE AT THE TIME OF PURCHASE, YOU WILL BE CHARGED THE EQUIVALENT OF 1% OF THE PURCHASE PRICE IF YOU REDEEM ANY OR ALL OF THE CLASS A SHARES DURING THE FIRST 12 MONTHS AFTER PURCHASE OR 0.50% OF THE PURCHASE PRICE IF YOU REDEEM ANY OR ALL OF THE CLASS A SHARES BETWEEN 12 AND 18 MONTHS AFTER PURCHASE. THESE CHARGES APPLY UNLESS THE DISTRIBUTOR RECEIVES NOTICE BEFORE YOU INVEST INDICATING THAT YOUR FINANCIAL INTERMEDIARY IS WAIVING ITS COMMISSION. THE DISTRIBUTOR MAY MAKE A PAYMENT TO BROKER-DEALERS FOR YOUR CUMULATIVE INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. THESE COMMISSIONS ARE PAID AT THE RATE OF UP TO 1% OF NET SALES OF $1 MILLION OR MORE. THE DISTRIBUTOR MAY WITHHOLD THESE PAYMENTS WITH RESPECT TO SHORT-TERM INVESTMENTS. SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR MORE DETAILS.

REDUCING YOUR CLASS A SALES CHARGE
The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of

Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a

Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

   - The JPMorgan Funds.

   - JPMorgan Chase and its subsidiaries and affiliates.

4.   Bought by employees of:

   - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

   - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

   - Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

   - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

   - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

   - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

   - Tuition programs that qualify under Section 529 of the Internal Revenue
     Code.

   - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

   - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

   - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:



YEAR                         CDSC AS A% OF DOLLAR
SINCE PURCHASE               AMOUNT SUBJECT TO CHARGE
-----------------------------------------------------
0-1                          5.00

1-2                          4.00

2-3                          3.00

3-4                          3.00

4-5                          2.00

5-6                          1.00

MORE THAN 6                  NONE



The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the Shares in each Fund will be added together.

CLASS C SHARES
Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:



YEAR                         CDSC AS A% OF DOLLAR
SINCE PURCHASE               AMOUNT SUBJECT TO CHARGE
-----------------------------------------------------
0-1                           1.00

AFTER FIRST YEAR              NONE



The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES
No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sales of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. There-after, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by tele-phone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions. The Intrepid Growth, Intrepid America, and Intrepid Contrarian Funds generally distribute any net investment income at least annually. The Intrepid Value Fund generally distributes any net investment income at least quarterly. Net capital gains, if any, are distributed annually. The Funds may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by each Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS                             POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
-  When a Fund buys securities before       -  The Funds can take advantage of       -  The Funds segregate liquid assets
   issue or for delayed delivery, it           attractive transaction                   to offset leverage risk
   could be exposed to leverage risk if        opportunities
   it does not segregate liquid assets

SHORT-TERM TRADING
-  Increased trading could raise a          -  The Funds could realize gains in a    -  The Funds generally avoid short-term
   Fund's brokerage and related costs          short period of time                     trading, except to take advantage of
-  Increased short-term capital gains       -  The Funds could protect against          attractive or unexpected
   distributions could raise                   losses if a stock is overvalued and      opportunities or to meet demands
   shareholders' income tax liability.         its value later falls                    generated by shareholder activity
   Such an increase in transaction
   costs and/or tax liability, if not
   offset by gains from short-term
   trading, would reduce a Fund's
   returns.

DERIVATIVES
-  Derivatives such as futures,             -  Hedges that correlate well with       -  The Funds use derivatives, such as
   options, swaps, and forward foreign         underlying positions can reduce or       futures, options, swaps, and
   currency contracts(1) that are used         eliminate losses at low cost             forward foreign currency
   for hedging the portfolio or             -  The Funds could make money and           contracts, for hedging and for
   specific securities may not fully           protect against losses if                risk management (i.e., to
   offset the underlying positions and         management's analysis proves             establish or adjust exposure to
   this could result in losses to a            correct                                  particular securities, markets or
   Fund that would not have otherwise       -  Derivatives that involve leverage        currencies); risk management may
   occurred                                    could generate substantial gains         include management of the Funds'
-  Derivatives used for risk management        at low cost                              exposure relative to its
   or to increase a Fund's gain may not                                                 benchmark. The Funds may also use
   have the intended effects and may                                                    derivatives in an effort to
   result in losses or missed                                                           produce increased income or gain.
   opportunities                                                                     -  A Fund only establishes hedges
-  The counterparty to a derivatives                                                    that it expects will be highly
   contract could default                                                               correlated with underlying
-  Derivatives that involve leverage                                                    positions
   could magnify losses                                                              -  While the Funds may use
-  Certain types of derivatives involve                                                 derivatives that incidentally
   costs to a Fund which can reduce                                                     involve leverage, they do not use
   returns                                                                              them for the specific purpose of
-  Derivatives may, for tax purposes,                                                   leveraging their portfolios
   affect the character of gain and
   loss realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of the
   Fund's assets and defer recognition
   of certain of a Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
-  When a Fund lends a security,            -  The Funds may enhance income          -  The adviser maintains a list of
   there is a risk that the loaned             through the investment of the            approved borrowers
   security may not be returned if             collateral received from the          -  The Funds receive collateral equal
   the borrower or the lending agent           borrower                                 to at least 100% of the current
   defaults                                                                             value of the securities loaned
-  The collateral will be subject to                                                    plus accrued interest
   the risks of the securities in                                                    -  The lending agents indemnify the
   which it is invested                                                                 Funds against borrower default
                                                                                     -  The adviser's collateral
                                                                                        investment guidelines limit the
                                                                                        quality and duration of collateral
                                                                                        investment to minimize losses
                                                                                     -  Upon recall, the borrower must
                                                                                        return the securities loaned
                                                                                        within the normal settlement
                                                                                        period

MARKET CONDITIONS
-  Each Fund's share price and              -  Stocks have generally outperformed    -  Under normal circumstances each
   performance will fluctuate in               more stable investments (such as         Fund plans to remain fully
   response to stock and/or bond               bonds and cash equivalents) over         invested in accordance with its
   market movements                            the long term                            policies. Equity investments may
-  Adverse market conditions may from                                                   include common stocks, convertible
   time to time cause a Fund to take                                                    securities, preferred stocks,
   temporary defensive positions that                                                   depositary receipts (such as ADRs
   are inconsistent with its                                                            and EDRs), trust or partnership
   principal investment strategies                                                      interests, REIT interests,
   and may hinder the Fund from                                                         warrants, rights and investment
   achieving its investment objective                                                   company securities. Each Fund may
                                                                                        invest uninvested cash in
                                                                                        affiliated money market funds
                                                                                     -  Each Fund seeks to limit risk and
                                                                                        enhance performance through active
                                                                                        management and/or diversification
                                                                                     -  During severe market downturns, or
                                                                                        other unusual circumstances, each
                                                                                        Fund has the option of investing
                                                                                        up to 100% of its assets in high
                                                                                        quality short-term instruments

MANAGEMENT CHOICES
-  A Fund could underperform its            -  A Fund could outperform its           -  The adviser focuses its active
   benchmark due to its securities             benchmark due to these same choices      management on securities selection,
   and asset allocation choices                                                         the area where it believes its
                                                                                        commitment to research can most
                                                                                        enhance returns and manage risks in
                                                                                        a consistent way

ILLIQUID HOLDINGS
-  Each Fund could have difficulty          -  These holdings may offer more         -  No Fund may invest more than 15% of
   valuing these holdings precisely            attractive yields or potential           net assets in illiquid holdings
-  Each Fund could be unable to sell           growth than comparable widely         -  To maintain adequate liquidity to
   these holdings at the time or               traded securities                        meet redemptions, each Fund may
   price it desires                                                                     hold high quality short-term
                                                                                        securities (including repurchase
                                                                                        agreements) and for temporary or
                                                                                        extraordinary purpose, may borrow
                                                                                        from banks up to 33 1/3% of the
                                                                                        value of its total assets or draw
                                                                                        on a line of credit

POTENTIAL RISKS                             POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------
ETFS AND OTHER INVESTMENT COMPANIES
-  If a Fund invests in shares of           -  Helps to manage smaller cash flows    -  Absent an exemptive order of the
   another investment company,              -  Investing in ETFs offers instant         Securities and Exchange Commission
   shareholders would bear not only            exposure to an index or a broad          (the "SEC"), a Fund's investments
   their proportionate share of the            range of markets, sectors,               in other investment companies,
   Fund's expenses, but also similar           geographic regions and industries        including ETFs, are subject to the
   expenses of the investment company                                                   percentage limitations of the
-  The price movement of an ETF may not                                                 Investment Company Act of 1940
   track the underlying index, market,                                                  ("1940 Act")(1)
   sector, regions or industries and                                                 -  An SEC exemptive order granted to
   may result in a loss                                                                 various iShares funds (which are
                                                                                        ETFs) and their investment adviser
                                                                                        permits each Fund to invest beyond
                                                                                        the 1940 Act limits, subject to
                                                                                        certain terms and conditions,
                                                                                        including a finding of the Fund's
                                                                                        Board that the advisory fees
                                                                                        charged by the Fund's adviser are
                                                                                        for services that are in addition
                                                                                        to, and not duplicative of, the
                                                                                        advisory services provided to
                                                                                        those ETFs
                                                                                     -  An SEC exemptive order permits
                                                                                        each Fund to invest its uninvested
                                                                                        cash, up to 25% of its assets, in
                                                                                        one or more affiliated money
                                                                                        market funds if the adviser waives
                                                                                        and/or reimburses its advisory fee
                                                                                        from the Fund in an amount
                                                                                        sufficient to offset any doubling
                                                                                        up of investment advisory,
                                                                                        shareholder servicing and
                                                                                        administrative fees

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

               LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT
               ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc. ) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


          Investment Company Act File No. for the Funds is 811-21295.

           (C) JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-INTRPID-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
U.S. EQUITY
FUNDS

SELECT CLASS SHARES


INTREPID GROWTH FUND
INTREPID VALUE FUND
INTREPID AMERICA FUND
INTREPID CONTRARIAN FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Intrepid Growth Fund                                                1

Intrepid Value Fund                                                 8

Intrepid America Fund                                              15

Intrepid Contrarian Fund                                           22

The Funds' Management and Administration                           29

How to Do Business with the Funds                                  32

   Purchasing Fund Shares                                          32

   Exchanging Fund Shares                                          36

   Redeeming Fund Shares                                           37

Shareholder Information                                            40

   Distributions and Taxes                                         40

   Availability of Proxy Voting Record                             41

   Portfolio Holdings Disclosure                                   41

Risk and Reward Elements                                           42

Legal Proceedings Relating to Banc One Investment
   Advisors Corporation and Certain of its Affiliates              45

Financial Highlights                                               46

How To Reach Us                                            Back cover

JPMORGAN INTREPID GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes have strong earnings growth potential. A "growth" style strategy focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term time horizon.

JPMIM applies an active equity management style to identify growth-oriented companies with earnings momentum, earnings growth potential, price momentum and other characteristics consistent with growth investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000(R) Growth Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.


Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions or during periods of unusual circumstances, the Fund may invest any amount of its Assets in U.S. government securities.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe, the Russell 1000(R) Growth Index, on the basis of momentum and value factors. Momentum is quantified in terms of price and earnings momentum, while value is measured by valuation multiples including, but not limited to, price-to-earnings ratio. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Although the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including if the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest, and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT IN LARGE- AND MID-CAPITALIZATION COMPANIES THAT SEEK CAPITAL GROWTH
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the past one year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares the performance to the Russell 1000 Growth Index, a broad-based securities market index and the Lipper Large-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


2004       10.45%


BEST QUARTER 4th quarter, 2004          10.57%

WORST QUARTER 3rd quarter, 2004         -3.32%



(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for the period ended December 31, 2004



                                                     PAST 1 YEAR     LIFE OF FUND(1),(2)
----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES           10.45           24.82
----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                      6.85           21.72
----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                 7.65           19.73
----------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(R)^ (REFLECTS NO
DEDUCTIONS FOR FEES, EXPENSES OR TAXES)               6.30           21.08
----------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTIONS FOR TAXES)                    7.45           20.69
----------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 2/28/03.
(2) SUBSEQUENT TO THE INCEPTION OF THE FUND, THROUGH 10/01/03, THE FUND DID NOT EXPERIENCE ANY SHAREHOLDER PURCHASE AND SALE ACTIVITY. IF SUCH SHAREHOLDER ACTIVITY HAD OCCURRED, THE FUND'S PERFORMANCE MAY HAVE BEEN IMPACTED.
  ^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                                 0.65
DISTRIBUTION (RULE 12b-1) FEES                                                  NONE
SHAREHOLDER SERVICE FEES                                                        0.25
OTHER EXPENSES(1)                                                               2.42
------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                 3.32
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                      (2.32)
------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                 1.00
------------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 4/30/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            102        766         1,495       3,427
-----------------------------------------------------------------------------------

JPMORGAN INTREPID VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes are undervalued. A "value" style strategy focuses on identifying securities that have a market price below what JPMIM believes they are worth, taking into consideration, but not limited to, such items as price-to-earnings ratios, the long-term potential to increase in value and other characteristics consistent with value investing.

JPMIM applies an active equity management style to identify value-oriented companies with relatively low price-to-earnings ratios and other characteristics consistent with value investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000(R) Value Index. The adviser will try to identify companies which are determined to be undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions, the Fund may invest any amount of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe, the Russell 1000(R) Value Index, on the basis of value and momentum factors. Value is measured by valuation multiples including, but not limited to, price-to-earnings ratio, while momentum is quantified in terms of price and earnings momentum. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although, the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including if the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest, and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT IN LARGE- AND MID-CAPITALIZATION COMPANIES THAT SEEK CAPITAL APPRECIATION
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the past one year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares the performance to the Russell 1000 Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


2004           17.51%


BEST QUARTER 4th quarter, 2004            10.25%

WORST QUARTER 2nd quarter, 2004           -0.68%



(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for the period ended December 31, 2004



                                                    PAST 1 YEAR      LIFE OF FUND(1),(2)
----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES          17.51            30.97
----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                    15.88            28.67
----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES               11.90            25.48
----------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(R)^ (REFLECTS NO
DEDUCTIONS FOR FEES, EXPENSES OR TAXES)             16.49            29.00
----------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTIONS FOR TAXES)                  12.00            25.03
----------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 2/28/03.
(2) SUBSEQUENT TO THE INCEPTION OF THE FUND, THROUGH 10/01/03, THE FUND DID NOT EXPERIENCE ANY SHAREHOLDER PURCHASE AND SALE ACTIVITY. IF SUCH SHAREHOLDER ACTIVITY HAD OCCURRED, THE FUND'S PERFORMANCE MAY HAVE BEEN IMPACTED.
  ^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                             0.65
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           2.35
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             3.25
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (2.25)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.00
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 4/30/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            102        753         1,468       3,368
-----------------------------------------------------------------------------------

JPMORGAN INTREPID AMERICA FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes have strong earnings growth potential and/or are undervalued. The Fund combines a "growth" style strategy, which focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term time horizon with a "value" style strategy, which focuses on identifying securities that have a market price below what JPMIM believes they are worth, taking into consideration, but not limited to, such items as price-to-earnings ratios, the long-term potential to increase in value and other characteristics consistent with value investing.

JPMIM applies an active equity management style to identify growth-oriented companies with earnings momentum, earnings growth potential, price momentum and other characteristics consistent with growth investing and value-oriented companies with relatively low price-to-earnings ratios and other characteristics consistent with value investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000(R) Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the criteria listed above or if it believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions or during periods of unusual circumstances, the Fund may invest all of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe, the Russell 1000(R) Index, on the basis of value and momentum factors. Value is measured by valuation multiples including, but not limited to, price-to-earnings ratio, while momentum is quantified in terms of price and earnings momentum. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and its share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of covertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including if the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT IN LARGE- AND MID-CAPITALIZATION COMPANIES THAT SEEK CAPITAL GROWTH
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the past one year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares the performance to the Russell 1000 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


2004               12.68%


BEST QUARTER 4th quarter, 2004                        11.38%

WORST QUARTER 2nd quarter, 2004                       -0.88%



(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for the period ended December 31, 2004



                                                      PAST 1 YEAR    LIFE OF FUND(1),(2)
----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES            12.68          28.56
----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                      12.51          27.18
----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                  8.33          23.82
----------------------------------------------------------------------------------------
RUSSELL 1000 INDEX(R)^ (REFLECTS NO
DEDUCTIONS FOR FEES, EXPENSES OR TAXES)               11.40          25.04
----------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS DEDUCTIONS FOR TAXES)                        8.29          20.45
----------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 2/28/03.
(2) SUBSEQUENT TO THE INCEPTION OF THE FUND, THROUGH 10/01/03, THE FUND DID NOT EXPERIENCE ANY SHAREHOLDER PURCHASE AND SALE ACTIVITY. IF SUCH SHAREHOLDER ACTIVITY HAD OCCURRED, THE FUND'S PERFORMANCE MAY HAVE BEEN IMPACTED.
  ^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                             0.65
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           2.35
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             3.25
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (2.25)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.00
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 4/30/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment

-  5% return each year, and

-  net expenses through 4/30/06, and total operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            102        753         1,468       3,368
-----------------------------------------------------------------------------------

JPMORGAN INTREPID CONTRARIAN FUND
  (FORMERLY JPMORGAN INTREPID INVESTOR FUND)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments across all market capitalizations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks of companies that the adviser believes are trading at a price significantly below what the adviser believes they are worth relative to companies in their sectors but have earnings growth potential, improving business fundamentals and other indicators which may provide the opportunity for increased value.

JPMIM applies an active equity management style to identify undervalued companies, significant earnings growth potential and overall financial strength. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 3000(R) Index. The adviser will try to identify companies which are determined to be significantly undervalued which meet these criteria according to the adviser's proprietary research, while underweighting or avoiding those that do not.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions or during periods of unusual circumstances, the Fund may invest any amount of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe, the Russell 3000(R) Index, on the basis of value and momentum factors. Value is measured by valuation multiples including, but not limited to, price-to-earnings ratio, while momentum is quantified in terms of price and earnings momentum. The Fund's adviser will generally screen for stocks that generally rank highly on contrarian measures including, but not limited to, contrarian long-term price momentum. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with relatively more attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although the Fund may invest across all market capitalizations, the Fund's risks increase as it invests more heavily in small-capitalization companies and its share price changes may become more sudden or erratic. The securities of small-capitalization companies are likely to fluctuate more dramatically than an investment in larger companies and the securities of smaller companies trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Smaller capitalization companies may have limited product lines, markets or financial resources, and they may depend on a smaller management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including if the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation(Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be risker than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT ACROSS ALL MARKET CAPITALIZATIONS TO SEEK CAPITAL APPRECIATION
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the past one year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares the performance to the Russell 3000 Index, a broad-based securities market index, and the Lipper Multi-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


2004              16.01%


BEST QUARTER 4th quarter 2004                         10.85%

WORST QUARTER 2nd quarter 2004                        -0.42%



(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for the period ended December 31, 2004



                                                     PAST 1 YEAR     LIFE OF FUND(1),(2)
----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES           16.01           30.33
----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                     15.71           29.44
----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                10.56           25.72
----------------------------------------------------------------------------------------
RUSSELL 3000 INDEX(R)^ (REFLECTS NO
DEDUCTIONS FOR FEES, EXPENSES OR TAXES)              11.95           26.07
----------------------------------------------------------------------------------------
LIPPER MULTI-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTIONS FOR TAXES)                   12.39           25.99
----------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 2/28/03.
(2) SUBSEQUENT TO THE INCEPTION OF THE FUND, THROUGH 10/01/03, THE FUND DID NOT EXPERIENCE ANY SHAREHOLDER PURCHASE AND SALE ACTIVITY. IF SUCH SHAREHOLDER ACTIVITY HAD OCCURRED, THE FUND'S PERFORMANCE MAY HAVE BEEN IMPACTED.
  ^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                             0.65
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           2.32
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             3.22
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (2.22)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.00
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 4/30/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total operating expenses thereafter.


This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.



                                         1 YEAR    3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)             102       748         1,456      3,342
-----------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

The Funds operate in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for each Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 12/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                              %
------------------------------------
INTREPID GROWTH FUND            0.00
------------------------------------
INTREPID VALUE FUND             0.00
------------------------------------
INTREPID AMERICA FUND           0.00
------------------------------------
INTREPID CONTRARIAN FUND        0.00
------------------------------------


THE PORTFOLIO MANAGERS
The portfolio management team for the Funds is lead by Andrew Spencer, Managing Director and Chief Investment Officer of the U.S. retail business for JPMIM, Silvio Tarca, Vice President of JPMIM and Robert Weller, Vice President of JPMIM. Mr. Spencer joined the firm in 1986 and previously headed the JPMIM European Equity Group and UK Equities for Fleming Investment Management. Mr. Tarca has been with the adviser since 2000. Prior to managing the Funds, he served as a quantitative analyst in the Emerging Markets Equity Group where he was responsible for researching and developing quantitative models supporting asset allocation, stock selection and portfolio construction. Prior to joining JPMIM, Mr. Tarca served as an information technology consultant for Accenture. Mr. Weller has been with the adviser since 1997. Prior to managing the Funds, he served as a portfolio assistant in the Private Bank U.S. Equity Group.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.


Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES
WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware

Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class Shares shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005, but they may not open new Select Class Shares accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A accounts.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES
WHAT ARE MY EXCHANGE PRIVILEGES?
Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any minimum investment or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES
WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions. The Intrepid Growth, Intrepid America, and Intrepid Contrarian Funds generally distribute any net investment income at least annually. The Intrepid Value Fund generally distributes any net investment income at least quarterly. Net capital gains, if any, are distributed annually. The Funds may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be avaliable online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds SHAREHOLDER INFORMATION to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
-   When a Fund buys securities        -   The Funds can take advantage of    -   The Funds segregate liquid
    before issue or for delayed            attractive transaction                 assets to offset leverage risk
    delivery, it could be exposed          opportunities
    to leverage risk if it does not
    segregate liquid assets

SHORT-TERM TRADING
-   Increased trading could raise a    -   The Funds could realize gains      -   The Funds generally avoid
    Fund's brokerage and related           in a short period of time              short-term trading, except to
    costs                                                                         take advantage of attractive or
                                       -   The Funds could protect against        unexpected opportunities or to
-   Increased short-term capital           losses if a stock is overvalued        meet demands generated by
    gains distributions could raise        and its value later falls              shareholder activity
    shareholders' income tax
    liability. Such an increase in
    transaction costs and/or tax
    liability, if not offset by
    gains from short-term trading,
    would reduce a Fund's returns.

DERIVATIVES
-   Derivatives such as futures,       -   Hedges that correlate well with    -   The Funds use derivatives, such
    options, swaps, and forward            underlying positions can reduce        as futures, options, swaps, and
    foreign currency contracts(1)          or eliminate losses at low cost        forward foreign currency
    that are used for hedging the                                                 contracts, for hedging and for
    portfolio or specific              -   The Funds could make money and         risk management (i.e., to
    securities may not fully offset        protect against losses if              establish or adjust exposure to
    the underlying positions and           management's analysis proves           particular securities, markets
    this could result in losses to         correct                                or currencies); risk management
    a Fund that would not have                                                    may include management of the
    otherwise occurred                 -   Derivatives that involve               Funds' exposure relative to its
                                           leverage could generate                benchmark. The Funds may also
-   Derivatives used for risk              substantial gains at low cost          use derivatives in an effort to
    management or to increase a                                                   produce increased income or
    Fund's gain may not have the                                                  gain.
    intended effects and may result
    in losses or missed                                                       -   A Fund only establishes hedges
    opportunities                                                                 that it expects will be highly
                                                                                  correlated with underlying
-   The counterparty to a                                                         positions
    derivatives contract could
    default                                                                   -   While the Funds may use
                                                                                  derivatives that incidentally
-   Derivatives that involve                                                      involve leverage, they do not
    leverage could magnify losses                                                 use them for the specific
                                                                                  purpose of leveraging their
-   Certain types of derivatives                                                  portfolios
    involve costs to a Fund which
    can reduce returns

-   Derivatives may, for tax
    purposes, affect the character
    of gain and loss realized by a
    Fund, accelerate recognition of
    income to a Fund, affect the
    holding period of the Fund's
    assets and defer recognition of
    certain of a Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
-   When a Fund lends a security,      -   The Funds may enhance income       -   The adviser maintains a list of
    there is a risk that the loaned        through the investment of the          approved borrowers
    security may not be returned if        collateral received from the
    the borrower or the lending            borrower                           -   The Funds receive collateral
    agent defaults                                                                equal to at least 100% of the
                                                                                  current value of the securities
-   The collateral will be subject                                                loaned plus accrued interest
    to the risks of the securities
    in which it is invested                                                   -   The lending agents indemnify
                                                                                  the Funds against borrower
                                                                                  default

                                                                              -   The adviser's collateral
                                                                                  investment guidelines limit the
                                                                                  quality and duration of
                                                                                  collateral investment to
                                                                                  minimize losses

                                                                              -   Upon recall, the borrower must
                                                                                  return the securities loaned
                                                                                  within the normal settlement
                                                                                  period

MARKET CONDITIONS
-   Each Fund's share price and        -   Stocks have generally              -   Under normal circumstances each
    performance will fluctuate in          outperformed more stable               Fund plans to remain fully
    response to stock and/or bond          investments (such as bonds and         invested in accordance with its
    market movements                       cash equivalents) over the long        policies. Equity investments
                                           term                                   may include common stocks,
-   Adverse market conditions may                                                 convertible securities,
    from time to time cause a Fund                                                preferred stocks, depositary
    to take temporary defensive                                                   receipts (such as ADRs and
    positions that are inconsistent                                               EDRs), trust or partnership
    with its principal investment                                                 interests, REIT interests,
    strategies and may hinder the                                                 warrants, rights and investment
    Fund from achieving its                                                       company securities. Each Fund
    investment objective                                                          may invest uninvested cash in
                                                                                  affiliated money market funds

                                                                              -   Each Fund seeks to limit risk
                                                                                  and enhance performance through
                                                                                  active management and/or
                                                                                  diversification

                                                                              -   During severe market downturns,
                                                                                  or other unusual circumstances,
                                                                                  each Fund has the option of
                                                                                  investing up to 100% of its
                                                                                  assets in high quality
                                                                                  short-term instruments

MANAGEMENT CHOICES
-   A Fund could underperform its      -   A Fund could outperform its        -   The adviser focuses its active
    benchmark due to its securities        benchmark due to these same            management on securities
    and asset allocation choices           choices                                selection, the area where it
                                                                                  believes its commitment to
                                                                                  research can most enhance
                                                                                  returns and manage risks in a
                                                                                  consistent way

ILLIQUID HOLDINGS
-   Each Fund could have difficulty    -   These holdings may offer more      -   No Fund may invest more than
    valuing these holdings                 attractive yields or potential         15% of net assets in illiquid
    precisely                              growth than comparable widely          holdings
                                           traded securities

-   Each Fund could be                                                        -   To maintain adequate liquidity
    unable to sell these                                                          to meet redemptions, each Fund
    holdings at the time                                                          may hold high quality
    or price it desires                                                           short-term securities
                                                                                  (including repurchase
                                                                                  agreements) and for temporary
                                                                                  or extraordinary purpose, may
                                                                                  borrow from banks up to 33 1/3%
                                                                                  of the value of its total
                                                                                  assets or draw on a line of
                                                                                  credit

POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------------
ETFs AND OTHER INVESTMENT COMPANIES
-   If a Fund invests in shares of     -   Helps to manage smaller cash       -   Absent an exemptive order of
    another investment company,            flows                                  the Securities and Exchange
    shareholders would bear not                                                   Commission (the "SEC"), a
    only their proportionate share     -   Investing in ETFs offers               Fund's investments in other
    of the Fund's expenses, but            instant exposure to an index or        investment companies, including
    also similar expenses of the           a broad range of markets,              ETFs, are subject to the
    investment company                     sectors, geographic regions and        percentage limitations of the
                                           industries                             Investment Company Act of 1940
-   The price movement of an ETF                                                  ("1940 Act")(1)
    may not track the underlying
    index, market, sector, regions                                            -   An SEC exemptive order granted
    or industries and may result in                                               to various iShares funds (which
    a loss                                                                        are ETFs) and their investment
                                                                                  adviser permits each Fund to
                                                                                  invest beyond the 1940 Act
                                                                                  limits, subject to certain
                                                                                  terms and conditions, including
                                                                                  a finding of the Fund's Board
                                                                                  that the advisory fees charged
                                                                                  by the Fund's adviser are for
                                                                                  services that are in addition
                                                                                  to, and not duplicative of, the
                                                                                  advisory services provided to
                                                                                  those ETFs

                                                                              -   An SEC exemptive order permits
                                                                                  each Fund to invest its
                                                                                  uninvested cash, up to 25% of
                                                                                  its assets, in one or more
                                                                                  affiliated money market funds
                                                                                  if the adviser waives and/or
                                                                                  reimburses its advisory fee
                                                                                  from the Fund in an amount
                                                                                  sufficient to offset any
                                                                                  doubling up of investment
                                                                                  advisory, shareholder servicing
                                                                                  and administrative fees

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT
  ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the period 2/28/03 through 12/31/03 has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request. The information for the sixth-month period 1/1/04 through 6/30/04 has not been audited.

                                                              INTREPID                       INTREPID
                                                            AMERICA FUND                   GROWTH FUND
                                                     ----------------------------------------------------------
                                                             SELECT (b)                       SELECT
                                                     ----------------------------------------------------------
                                                          1/1/04       2/28/03*          1/1/04        2/28/03*
                                                         THROUGH        THROUGH         THROUGH         THROUGH
                                                       6/30/04**       12/31/03       6/30/04**        12/31/03
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                 $     19.97    $     15.00     $     19.61     $     15.00
---------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                           0.08^          0.01           (0.02)          (0.05)
     Net gains or losses in securities
       (both realized and unrealized)                       0.22           6.09            0.67            5.45
                                                     -----------    -----------     -----------     -----------
     Total from investment operations                       0.30           6.10            0.65            5.40
                                                     -----------    -----------     -----------     -----------
   Less distributions:
     Dividends from net investment income                     --           0.01              --              --
     Distributions from capital gains                         --           1.12              --            0.79
                                                     -----------    -----------     -----------     -----------
     Total distributions                                      --           1.13              --            0.79
Net asset value, end of period                       $     20.27    $     19.97     $     20.26     $     19.61
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                                            1.50%         40.84%           3.31%          36.10%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (thousands)           $   198,085    $    10,205     $     7,252     $     6,952
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
     Net expenses                                           1.00%          1.00%           1.00%           1.00%
---------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                           0.78%          0.07%          (0.20%)         (0.34%)
---------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
        and earnings credits                                1.32%          3.30%           2.88%           3.37%
---------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
        reimbursements and earnings credits                 0.46%         (2.23%)         (2.08%)         (2.71%)
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE (a)                                   52%           148%             62%            149%
---------------------------------------------------------------------------------------------------------------

                                                              INTREPID                       INTREPID
                                                           CONTRARIAN FUND                  VALUE FUND
                                                     ----------------------------------------------------------
                                                             SELECT (c)                       SELECT
                                                     ----------------------------------------------------------
                                                          1/1/04       2/28/03*          1/1/04        2/28/03*
                                                         THROUGH        THROUGH         THROUGH         THROUGH
                                                       6/30/04**       12/31/03       6/30/04**        12/31/03
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                 $     20.28    $     15.00     $     19.69     $     15.00
---------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                           0.07^          0.14           0.13^            0.19
     Net gains or losses in securities
       (both realized and unrealized)                       0.98           5.88            0.63            5.74
                                                     -----------    -----------     -----------     -----------
     Total from investment operations                       1.05           6.02            0.76            5.93
                                                     -----------    -----------     -----------     -----------
   Less distributions:
     Dividends from net investment income                     --           0.14            0.11            0.19
     Distributions from capital gains                         --           0.60              --            1.05
                                                     -----------    -----------     -----------     -----------
     Total distributions                                      --           0.74            0.11            1.24
Net asset value, end of period                       $     21.33    $     20.28     $     20.34     $     19.69
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                                            5.18%         40.28%           3.85%          39.74%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (thousands)           $    17,709    $     7,457     $    13,066     $     7,190
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
     Net expenses                                           1.00%          1.00%           1.00%           1.00%
---------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                           0.63%          0.92%           1.27%           1.26%
---------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
        and earnings credits                                2.07%          3.27%           2.69%           3.30%
---------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers,
        reimbursements and earnings credits                (0.44%)        (1.35%)         (0.42%)         (1.04%)
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE (a)                                   48%            74%             56%            110%
---------------------------------------------------------------------------------------------------------------



(b) Prior to April 30, 2004, the Fund was named JPMorgan Intrepid All Cap Fund.
  * Commencement of operations.
  ^ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
(c) Formerly the JPMorgan Intrepid Investor Fund.
 ** Unaudited.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528


If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


          Investment Company Act File No. for the Funds is 811-21295.


           (C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-INTRPIDS-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
INCOME
FUNDS
CLASS A, CLASS B & CLASS C SHARES

BOND FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND (CLASS A)
SHORT TERM BOND FUND II (CLASS A)



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Bond Fund                                                        1

Global Strategic Income Fund                                     7

Short Term Bond Fund                                            13

Short Term Bond Fund II                                         19

The Funds' Management and Administration                        25

How to Do Business with the Funds                               27

    Purchasing Fund Shares                                      27

    Sales Charges                                               32

    Rule 12b-1 Fees                                             37

    Exchanging Fund Shares                                      38

    Redeeming Fund Shares                                       39

Shareholder Information                                         43

    Distributions and Taxes                                     43

    Availability of Proxy Voting Record                         43

    Portfolio Holdings Disclosure                               44

Investments                                                     46

Risk and Reward Elements                                        48

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates              53

Financial Highlights                                            54

How To Reach Us                                         BACK COVER

JPMORGAN
  BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 46-52.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting [the Fund's investments in different] sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed-income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly

                                                     PROSPECTUS FEBRUARY 19 2005

depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995           18.17%
1996            3.13%
1997            9.13%
1998            7.36%
1999           -0.73%
2000           10.62%
2001            7.19%
2002            9.02%
2003            4.49%
2004            4.79%


BEST QUARTER 2nd quarter, 1995           6.25%
WORST QUARTER 2nd quarter, 2004         -2.79%



  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A and Class B Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were most similar to those of the Class A and Class B Shares) from 1/1/95 to 9/10/01. The performance for the period before Class C Shares were launched is based on Class B Shares of the Fund. Class C Shares were launched on 3/31/03. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the above referenced feeder and predecessor.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                    0.07            6.22             6.72

Return After Taxes on Distributions                                   (1.88)           4.03             4.28

Return After Taxes on Distributions and Sale of Fund Shares            0.31            4.02             4.26
------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                   (0.79)           6.19             6.86
------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Return Before Taxes                                                    3.02            6.61             6.92
------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   4.34            7.71             7.72
------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     4.29            7.33             7.21



After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                             CLASS A SHARES     CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      4.50               NONE             NONE
---------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**             5.00             1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                             CLASS A SHARES     CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.30               0.30             0.30

DISTRIBUTION (RULE 12b-1) FEES                                         0.25               0.75             0.75

SHAREHOLDER SERVICE FEES                                               0.25               0.25             0.25

OTHER EXPENSES(1)                                                      1.03               1.01             1.01
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        1.83               2.31             2.31

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (1.08)             (0.81)           (0.81)
---------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                        0.75               1.50             1.50



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year, and
- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)                     523        811      1,214       2,341
-----------------------------------------------------------------------------
CLASS B SHARES** ($)                    653        875      1,297       2,407***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)                    253        575      1,097       2,528


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)                      153        575      1,097       2,407***
-----------------------------------------------------------------------------
CLASS C SHARES ($)                      153        575      1,097       2,528


  *  Assumes sales charge is deducted when shares are purchased.
 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 46-52.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-  12% international non-dollar (range 0-25%)

-  35% public/private mortgages (range 20-45%)

-  23% public/private corporates (range 5-25%)

-  15% emerging markets (range 0-25%)

-  15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting the Fund's investments in different sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-  want an investment that pays monthly dividends

-  want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  have a short-term investment horizon

-  are adverse to below investment grade securities

-  require stability of principal

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998           2.31%
1999           2.08%
2000           7.55%
2001           2.60%
2002           5.14%
2003           8.40%
2004           6.22%


BEST QUARTER 4th quarter, 2002           3.76%
WORST QUARTER 3rd quarter, 2001         -2.01%



  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 3/17/97 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                    1.44            4.98             4.82

Return After Taxes on Distributions                                   (0.30)           2.47             2.27

Return After Taxes on Distributions and Sale of Fund Shares            0.89            2.67             2.49
------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2)

Return Before Taxes                                                    1.22            5.65             5.44
------------------------------------------------------------------------------------------------------------
CLASS C SHARES(2)

Return Before Taxes                                                    5.22            5.96             5.44
------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   4.34            7.71             7.27
------------------------------------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     8.64            6.71             5.73



The after-tax returns are shown only for the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for those classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *  See footnote on previous page.
(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.
(2) The performance for the period before Class B and Class C Shares were launched on 2/19/05 is based on the performance of Class A Shares of the Fund. The actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares.
  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A Shares and the estimated expenses for Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                             CLASS A SHARES     CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      4.50               NONE             NONE
---------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**             5.00             1.00
---------------------------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED***                                           2.00               2.00             2.00


  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."
 ** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."
***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                             CLASS A SHARES     CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.45               0.45             0.45

DISTRIBUTION (RULE 12b-1) FEES                                         0.25               0.75             0.75

SHAREHOLDER SERVICE FEES                                               0.25               0.25             0.25

OTHER EXPENSES(1)                                                      3.23               0.71             0.71
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        4.18               2.16             2.16

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (3.03)             (0.51)           (0.51)
---------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                        1.15               1.65             1.65



(1) "Other Expenses" for Class A are restated from the most recent fiscal year to reflect current expense arrangements. "Other Expenses" for Class B and Class C Shares are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.15%, 1.65% and 1.65%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 12/31/06, and 2.25%, through 2/18/15 for Class A Shares, and total annual operating expenses thereafter for Class B and Class C Shares.

This example is for comparison only; the actual returns of the Class A, Class Band Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)                     562        932      1,420       2,764
-----------------------------------------------------------------------------
CLASS B SHARES** ($)                    668        884      1,272       2,441***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)                    268        584      1,072       2,418



IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)                      168        584      1,072       2,441***
-----------------------------------------------------------------------------
CLASS C SHARES ($)                      168        584      1,072       2,418



  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 46-52.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, including at least 75% "A" or better. No more than 10% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995           10.58%
1996            9.94%
1997            6.14%
1998            6.84%
1999            2.81%
2000            7.03%
2001            7.05%
2002            5.21%
2003            1.44%
2004            1.20%


BEST QUARTER 2nd quarter, 1995           3.41%
WORST QUARTER 2nd quarter, 2004         -1.14%



  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 1/1/95 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                   (1.89)           3.72             4.97
Return After Taxes on Distributions                                   (2.68)           2.16             3.01

Return After Taxes on Distributions and Sale of Fund Shares           (1.23)           2.22             3.02
------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   0.91            4.93             5.71
------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     1.60            4.64             5.38



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                CLASS A SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                         3.00
------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                         NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


MANAGEMENT FEES                                                            0.25

DISTRIBUTION (RULE 12b-1) FEES                                             0.25

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                          0.37
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            1.12

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.37)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.75



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.


                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)            374        579        833       1,562


*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN
  SHORT TERM BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 46-52.


THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Substantially all of the Fund's investments will be rated investment grade, by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may not invest in equity securities or securities of other investment companies (with the exception of shares of money market funds).

The Fund's Board of Trustees may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for Investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Government Bond Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995           8.22%
1996           5.29%
1997           5.82%
1998           5.21%
1999           2.68%
2000           7.13%
2001           7.01%
2002           5.14%
2003           1.34%
2004           1.13%


BEST QUARTER 3rd quarter, 2001           3.02%
WORST QUARTER 2nd quarter, 2004         -1.26%



  * The performance of Class A Shares for the period before Class A Shares were launched on 5/6/96 is based on the performance of the Select Class Shares of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                   (1.93)           3.67             4.54

Return After Taxes on Distributions                                   (2.68)           2.24             2.75

Return After Taxes on Distributions and Sale of Fund Shares           (1.26)           2.26             2.75
------------------------------------------------------------------------------------------------------------
LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   1.07            5.11             5.79
------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     1.60            4.64             5.38



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                CLASS A SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                         3.00
------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                         NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


MANAGEMENT FEES                                                            0.25

DISTRIBUTION (RULE 12b-1) FEES                                             0.25

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                          0.30
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            1.05

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.30)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.75



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the Fund's actual returns of Class A Shares and your actual costs may be higher or lower.


                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)            374        570        809       1,495


*    Assumes sales charge is deducted when shares are purchased.

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION


Each Fund, with the exception of Short Term Bond Fund II, is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. Short Term Bond Fund II is a series of JPMorgan Mutual Fund Group, a Massachusetts business trust. Each trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                               %
----------------------------------------------------
BOND FUND                                       0.30

GLOBAL STRATEGIC INCOME FUND                    0.16

SHORT TERM BOND FUND                            0.22

SHORT TERM BOND FUND II                         0.25


THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.


WHO CAN BUY SHARES?
Class A, Class B and Class C shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.


Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."


Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.


Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.


Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.


You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES
You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.


There is no maximum investment amount for Class C Shares.


WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.


HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.


Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.


NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.


Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.


You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.


Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:


-  JPMorgan Funds; or


-  The specific Fund in which you are investing.


Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.


If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.


- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.


The following tables show the sales charge for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.


CLASS A SHARES

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."


If you buy Class A Shares of the JPMORGAN SHORT TERM BOND FUND or the JPMORGAN SHORT TERM BOND FUND II, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

TOTAL SALES CHARGE FOR FUNDS

                      SALES
                     CHARGE            SALES
                     AS A %           CHARGE       COMMISSION
                     OF THE           AS A %        AS A % OF
AMOUNT OF          OFFERING          OF YOUR         OFFERING
PURCHASES             PRICE       INVESTMENT            PRICE
--------------------------------------------------------------
LESS
THAN $100,000          3.00             3.09             2.70

$100,000-
$249,999               2.50             2.56             2.18

$250,000-
$499,999               2.00             2.04             1.64

$500,000-
$999,999               1.50             1.52             1.20

$1,000,000
OR MORE*               NONE             NONE               **


 * There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares of the JPMorgan Short Term Bond Fund or the JPMorgan Short Term Bond Fund II and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of either of those Funds during the first 12 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 0.50% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

If you buy Class A Shares of the JPMORGAN BOND FUND, JPMORGAN BOND FUND II, JPMORGAN GLOBAL STRATEGIC INCOME FUND or JPMORGAN STRATEGIC INCOME FUND, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.


TOTAL SALES CHARGE FOR FUNDS

                      SALES
                     CHARGE            SALES
                     AS A %           CHARGE       COMMISSION
                     OF THE           AS A %        AS A % OF
AMOUNT OF          OFFERING          OF YOUR         OFFERING
PURCHASES             PRICE       INVESTMENT            PRICE
-------------------------------------------------------------
LESS
THAN $100,000          4.50             4.71             4.05

$100,000-
$249,999               3.50             3.68             3.05

$250,000-
$499,999               2.50             2.56             2.05

$500,000-
$999,999               2.00             2.04             1.60

$1,000,000
OR MORE*               NONE             NONE               **


 * There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares of the JPMorgan Bond Fund, JPMorgan Bond Fund II, JPMorgan Global Strategic Income Fund, JPMorgan Strategic Income Fund or JPMorgan U.S. Treasury Income Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds between 12 and 24 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGES
The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:


1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.


IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.


Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.


2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.


3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

   - The JPMorgan Funds.

   - JPMorgan Chase and its subsidiaries and affiliates.

4.   Bought by employees of:

   - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.


   - Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares).


   - Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

   - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

   - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

   - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

   - Tuition programs that qualify under Section 529 of the Internal Revenue
     Code.


   - A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.


   - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

   - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.


6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.


To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares of the JPMorgan Bond Fund, the JPMorgan Bond Fund II, the JPMorgan Global Strategic Income Fund, the JPMorgan Strategic Income Fund or the JPMorgan U.S. Treasury Income Fund within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:


                                    CDSC AS A % OF
YEARS                                DOLLAR AMOUNT
SINCE PURCHASE                   SUBJECT TO CHARGE
--------------------------------------------------
0-1                                           5.00

1-2                                           4.00

2-3                                           3.00

3-4                                           3.00

4-5                                           2.00

5-6                                           1.00

More than 6                                   NONE

If you redeem Class B shares of the JPMorgan Short Term Bond Fund or JPMorgan Short Term Bond Fund II within four years of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:



                                    CDSC AS A % OF
YEARS                                DOLLAR AMOUNT
SINCE PURCHASE                   SUBJECT TO CHARGE
--------------------------------------------------
0-1                                           3.00

1-2                                           3.00

2-3                                           2.00

3-4                                           1.00

More than 4                                   NONE



The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Bond Fund, the JPMorgan Bond Fund II, the JPMorgan Global Strategic Income Fund, the JPMorgan Strategic Income Fund or the JPMorgan U.S. Treasury Income Fund.


CONVERSION FEATURE

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.


You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:


                                    CDSC AS A % OF
YEARS                                DOLLAR AMOUNT
SINCE PURCHASE                   SUBJECT TO CHARGE
--------------------------------------------------
0-1                                           1.00

After first year                              NONE


The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.


HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"


2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.


4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.


6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.


8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.


WAIVER APPLICABLE ONLY TO CLASS C SHARES
No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.


To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.


The Rule 12b-1 fees vary by share class as follows:


1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2. Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.


Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.


Class C Shares of the JPMorgan Short Duration Bond Fund, Short Term Municipal Bond Fund and Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements.


The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.


WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


-  All required documentation in proper form accompanies your exchange request.


DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.


If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.


DO I PAY A REDEMPTION FEE ON AN EXCHANGE?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.


ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A, Class B or Class C Shares and a Fund or Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the JPMorgan Global Strategic Income Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the JPMorgan Global Strategic Income Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.


Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.


Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.


Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

   - Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

   - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.


The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.


If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.


1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);


3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds make net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares.


Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. share-holder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN
  INCOME FUNDS

                                                            /X/ Permitted
                                                            / / Not permitted

INVESTMENTS


This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.



                                                                                            GLOBAL   SHORT   SHORT
                                                                                          STRATEGIC   TERM    TERM   STRATEGIC
                                          RELATED TYPES OF RISK     BOND         BOND II    INCOME    BOND  BOND II   INCOME
ASSET-BACKED SECURITIES Interests in a    credit, interest rate,     /X/           /X/       /X/      /X/     /X/       /X/
stream of payments from specific          market, prepayment
assets, such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable               credit, currency,          /X/(1)        /X/       /X/      /X/     /X/       /X/
certificates of deposit, time deposits    liquidity, political
and bankers' acceptances of domestic
and foreign issuers.

COMMERCIAL PAPER Unsecured short term     credit, currency,          /X/(1)        /X/       /X/      /X/     /X/       /X/
debt issued by domestic and foreign       interest rate,
banks or corporations. These securities   liquidity, market,
are usually discounted and are rated by   political
S&P, Moody's or other nationally
recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and       credit, currency,          /X/(1)        /X/       /X/      /X/     / /       /X/
foreign debt securities that can be       interest rate,
converted into equity securities at a     liquidity, market,
future time and price.                    political, valuation

CORPORATE BONDS Debt securities of        credit, currency,          /X/(1)        /X/       /X/      /X/     /X/       /X/
domestic and foreign industrial,          interest rate,
utility, banking and other financial      liquidity, market,
institutions.                             political, valuation

MORTGAGES (DIRECTLY HELD) Domestic debt   credit, environmental,     /X/           /X/       /X/      /X/     / /       /X/
instrument which gives the lender a       extension, interest
lien on property as security for the      rate, liquidity, market,
loan payment.                             natural event,
                                          political, prepayment,
                                          valuation

MORTGAGE-BACKED SECURITIES Domestic and   credit, currency,          /X/(1)        /X/       /X/      /X/     /X/       /X/
foreign securities (such as Federal       extension, interest
Home Loan Banks, Freddie Macs, Fannie     rate, leverage, market,
Maes) which represent interests in        political, prepayment
pools of mortgages, whereby the
principal and interest paid every month
is passed through to the holder of the
securities.

MORTGAGE DOLLAR-ROLLS The sale of         currency, extension,       /X/(1),(2)    /X/(2)    /X/(2)   /X/(2)  /X/(2)    /X/(2)
domestic and foreign mortgage-backed      interest rate, leverage,
securities with the promise to purchase   liquidity, market,
similar securities at a later date.       political, prepayment
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that    credit, currency,          /X/           /X/       /X/      /X/     /X/       /X/
represent a share of bank debt or         extension, interest
similar securities or obligations.        rate, liquidity,
                                          political, prepayment

PRIVATE PLACEMENTS Bonds or other         credit, interest rate,     /X/           /X/       /X/      /X/     /X/       /X/
investments that are sold directly to     liquidity, market,
an institutional investor.                valuation

REITs AND OTHER REAL-ESTATE RELATED       credit, interest rate,     /X/           /X/       /X/      /X/     /X/       /X/
INSTRUMENTS Securities of issuers that    liquidity, market,
invest in real estate or are secured by   natural event,
real estate.                              prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby   credit                     /X/           /X/       /X/      /X/     /X/       /X/
the Fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts   credit, leverage           /X/(2)        /X/(2)    /X/(2)   /X/(2)  /X/(2)    /X/(2)
whereby the Fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF   credit, currency,          /X/(1)        /X/       /X/      /X/     / /       /X/
SUPRANATIONAL ORGANIZATIONS Dollar- or    interest rate, market,
non-dollar-denominated securities         political
issued by foreign governments or
supranational organizations. Brady
bonds are issued in connection with
debt restructurings.

SWAPS Contractual agreement whereby a     credit, currency,          /X/           /X/       /X/      /X/     /X/       /X/
party agrees to exchange periodic         interest rate, leverage,
payments with a counterparty.             market, political,
Segregated liquid assets are used to      valuation
offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES           credit, interest rate,     /X/           /X/       /X/      /X/     /X/       /X/
Securities, generally issued as general   market, natural event,
obligation and revenue bonds, whose       political
interest is exempt from federal
taxation and state and/or local taxes
in the state where the securities were
issued.

U.S. GOVERNMENT SECURITIES Debt           interest rate              /X/           /X/        /X/     /X/     /X/       /X/
instruments (Treasury bills, notes and
bonds) guaranteed by the U.S.
government for the timely payment of
principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED     credit, currency,          /X/(1)        /X/        /X/     /X/     /X/       /X/
PAYMENT SECURITIES Domestic and foreign   interest rate,
securities offering non-cash or           liquidity, market,
delayed-cash payment. Their prices are    political, valuation
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).
LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.
LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.
MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.
PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.
VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                      AND REWARD
MARKET CONDITIONS

-  Each Fund's share price, yield       -  Bonds have generally                -  Under normal circumstances the
   and total return will fluctuate         outperformed money market              Funds plan to remain fully
   in response to bond market              investments over the long term,        invested in bonds and other
   movements                               with less risk than stocks             fixed-income securities and may
                                                                                  invest uninvested cash in
-  The value of most bonds will         -  Most bonds will rise in value          affiliated money market funds
   fall when interest rates rise;          when interest rates fall
   the longer a bond's maturity and                                            -  Bond investments may include
   the lower its credit quality,        -  Mortgage-backed and asset-backed       U.S. and foreign corporate and
   the more its value typically            securities and direct mortgages        government bonds,
   falls                                   can offer attractive returns           mortgage-backed and asset-backed
                                                                                  securities, convertible
-  Adverse market conditions may                                                  securities, participation
   from time to time cause a Fund                                                 interests and private placements
   to take temporary defensive
   positions that are inconsistent                                             -  The Funds seek to limit risk and
   with its principal investment                                                  enhance total return or yields
   strategies and may hinder a Fund                                               through careful management,
   from achieving its investment                                                  sector allocation, individual
   objective                                                                      securities selection and
                                                                                  duration management
-  Mortgage-backed and asset-backed
   securities (securities                                                      -  During severe market downturns,
   representing an interest in, or                                                the Funds have the option of
   secured by, a pool of mortgages                                                investing up to 100% of assets
   or other assets such as                                                        in high quality short-term
   receivables) and direct                                                        instruments
   mortgages could generate capital
   losses or periods of low yields                                             -  The adviser monitors interest
   if they are paid off                                                           rate trends, as well as
   substantially earlier or later                                                 geographic and demographic
   than anticipated                                                               information related to
                                                                                  mortgage-backed securities and
                                                                                  mortgage prepayments

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                      AND REWARD
CREDIT QUALITY

-  The default of an issuer would       -  Investment-grade bonds have a       -  Each Fund maintains its own
   leave a Fund with unpaid                lower risk of default                  policies for balancing credit
   interest or principal                                                          quality against potential yields
                                        -  Junk bonds offer higher yields         and gains in light of its
-  Junk bonds (those rated BB, Ba          and higher potential gains             investment goals
   or lower) have a higher risk of
   default, tend to be less liquid                                             -  The adviser develops its own
   and may be more difficult to                                                   ratings of unrated securities
   value                                                                          and makes a credit quality
                                                                                  determination for unrated
                                                                                  securities

FOREIGN INVESTMENTS

-  A Fund could lose money because      -  Foreign bonds, which represent a    -  Foreign bonds are a primary
   of foreign government actions,          major portion of the world's           investment only for Global
   political instability or lack of        fixed income securities, offer         Strategic Income Fund and may be
   adequate and accurate                   attractive potential performance       a significant investment for
   information                             and opportunities for                  Bond Fund, Bond Fund II, Short
                                           diversification                        Term Bond, Short Term Bond Fund
-  Currency exchange rate movements                                               II, and Strategic Income Funds
   could reduce gains or create         -  Favorable exchange rate
   losses                                  movements could generate gains      -  To the extent that a Fund
                                           or reduce losses                       invests in foreign bonds, it may
-  Currency and investment risks                                                  manage the currency exposure of
   tend to be higher in emerging        -  Emerging markets can offer             its foreign investments relative
   markets; these markets also             higher returns                         to its benchmark, and may hedge
   present higher liquidity and                                                   a portion of its foreign
   valuation risks                                                                currency exposure into the U.S.
                                                                                  dollar from time to time (see
                                                                                  also "Derivatives"); these
                                                                                  currency management techniques
                                                                                  may not be available for certain
                                                                                  emerging markets investments

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                      AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities          -  A Fund can take advantage of        -  The Funds segregate liquid
   before issue or for delayed             attractive transaction                 assets to offset leverage risks
   delivery, it could be exposed to        opportunities
   leverage risk if it does not
   segregate liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform its        -  A Fund could outperform its         -  The adviser focuses its active
   benchmark due to its sector,            benchmark due to these same            management on those areas where
   securities or duration choices          choices                                it believes its commitment to
                                                                                  research can most enhance
                                                                                  returns and manage risks in a
                                                                                  consistent way

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                      AND REWARD
DERIVATIVES

-  Derivatives such as futures,         -  Hedges that correlate well with     -  The Funds use derivatives, such
   options, swaps and forward              underlying positions can reduce        as futures, options, swaps and
   foreign currency contracts(1)           or eliminate losses at low cost        forward foreign currency
   that are used for hedging the                                                  contracts for hedging and for
   portfolio or specific securities     -  A Fund could make money and            risk management (i.e., to adjust
   may not fully offset the                protect against losses if              duration or yield curve exposure
   underlying positions and this           management's analysis proves           or to establish or adjust
   could result in losses to the           correct                                exposure to particular
   Fund that would not have                                                       securities, markets or
   otherwise occurred                   -  Derivatives that involve               currencies); risk management may
                                           leverage could generate                include management of a Fund's
-  Derivatives used for risk               substantial gains at low cost          exposure relative to its
   management may not have the                                                    benchmark
   intended effects and may result
   in losses or missed                                                         -  The Funds only establish hedges
   opportunities                                                                  that they expect will be highly
                                                                                  correlated with underlying
-  The counterparty to a                                                          positions
   derivatives contract could
   default                                                                     -  While the Funds may use
                                                                                  derivatives that incidentally
-  Certain types of derivatives                                                   involve leverage, they do not
   involve costs to the Funds which                                               use them for the specific
   can reduce returns                                                             purpose of leveraging their
                                                                                  portfolios
-  Derivatives that involve
   leverage could magnify losses                                               -  The Strategic Income Fund may
                                                                                  use leveraging
-  Derivatives used for non-hedging
   purposes could cause losses that                                            -  The Bond Fund II, Short Term
   exceed the original investment                                                 Bond Fund II and Strategic
                                                                                  Income Fund may use derivatives
-  Derivatives may, for tax                                                       to increase income or gain
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                      AND REWARD
SECURITIES LENDING

-  When a Fund lends a security,        -  A Fund may enhance income           -  The adviser maintains a list of
   there is a risk that the loaned         through the investment of the          approved borrowers
   securities may not be returned          collateral received from the
   if the borrower or the lending          borrower                            -  The Funds receive collateral
   agent defaults                                                                 equal to at least 100% of the
                                                                                  current value of securities
-  The collateral will be subject                                                 loaned plus accrued interest
   to the risks of the securities
   in which it is invested                                                     -  The lending agents indemnify a
                                                                                  Fund against borrower default

                                                                               -  The adviser's collateral
                                                                                  investment guidelines limit the
                                                                                  quality and duration of
                                                                                  collateral investment to
                                                                                  minimize losses

                                                                               -  Upon recall, the borrower must
                                                                                  return the securities loaned
                                                                                  within the normal settlement
                                                                                  period

ILLIQUID HOLDINGS

-  A Fund could have difficulty         -  These holdings may offer more       -  No Fund may invest more than 15%
   valuing these holdings precisely        attractive yields or potential         of net assets in illiquid
                                           growth than comparable widely          holdings
-  A Fund could be unable to sell          traded securities
   these holdings at the time or                                               -  To maintain adequate liquidity
   price desired                                                                  to meet redemptions, each Fund
                                                                                  may hold high quality short-term
                                                                                  instruments (including
                                                                                  repurchase agreements for all
                                                                                  the Funds and reverse repurchase
                                                                                  agreements for the Strategic
                                                                                  Income Fund) and, for temporary
                                                                                  or extraordinary purposes, may
                                                                                  borrow from banks up to 33 1/3%
                                                                                  of the value of its total assets
                                                                                  or draw on a line of credit

SHORT-TERM TRADING

-  Increased trading would raise a      -  A Fund could realize gains in a     -  The Funds may use short-term
   Fund's transaction costs                short period of time                   trading to take advantage of
                                                                                  attractive or unexpected
-  Increased short-term capital         -  A Fund could protect against           opportunities or to meet demands
   gains distributions would raise         losses if a bond is overvalued         generated by shareholder
   shareholders' income tax                and its value later falls              activity
   liability

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.). became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request. Because Class B and Class C Shares of the Global Strategic Income Fund had not commenced operations as of the end of the Fund's last fiscal year, financial highlights for those classes are not included in this prospectus.

CLASS A SHARES



                                                                  PER SHARE OPERATING PERFORMANCE:
                                 ---------------------------------------------------------------------------------------------------
                                                  INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                              ----------------------------------------    ------------------------------------------
                                                               NET GAINS
                                                             (LOSSES) ON
                                  NET ASSET          NET      SECURITIES                   DIVIDENDS
                                     VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                  OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
BOND FUND

Year Ended 8/31/04               $    10.03         0.32            0.32          0.64          0.32            0.30            0.62
Year Ended 8/31/03               $    10.07         0.40            0.04          0.44          0.40            0.08            0.48
11/1/01 Through 8/31/02^^        $    10.08         0.31            0.05          0.36          0.31            0.06            0.37
9/10/01** Through 10/31/01       $     9.89         0.06^           0.20          0.26          0.07              --            0.07

GLOBAL STRATEGIC INCOME FUND

Year Ended 8/31/04               $     8.92         0.48^           0.15          0.63          0.47              --            0.47
Year Ended 8/31/03               $     8.64         0.40^           0.31          0.71          0.43              --            0.43
11/1/01 Through 8/31/02^^        $     8.91         0.55           (0.33)         0.22          0.47            0.02            0.49
9/10/01** Through 10/31/01       $     9.13         0.09^          (0.22)        (0.13)         0.09              --            0.09

SHORT TERM BOND FUND

Year Ended 8/31/04               $     9.85         0.20           (0.01)         0.19          0.20              --            0.20
Year Ended 8/31/03               $    10.03         0.24           (0.03)         0.21          0.25            0.14            0.39
11/1/01 Through 8/31/02^^        $    10.01         0.27            0.05          0.32          0.26            0.04            0.30
9/10/01** Through 10/31/01       $     9.87         0.05^           0.15          0.20          0.06              --            0.06



 ^^  The fund changed its fiscal year end from October 31 to August 31.
 **  Commencement of offering of class of shares.
  ^  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.

                                                                                 RATIOS/SUPPLEMENTAL DATA:
                                                                     --------------------------------------------------
                                 PER SHARE OPERATING PERFORMANCE:                      RATIOS TO AVERAGE NET ASSETS: #
                                 --------------------------------                      --------------------------------
                                                                       NET ASSETS,                                  NET
                                  NET ASSET                                 END OF                           INVESTMENT
                                 VALUE, END                TOTAL            PERIOD                NET            INCOME
                                  OF PERIOD        RETURN (1)(b)        (MILLIONS)           EXPENSES            (LOSS)
BOND FUND

Year Ended 8/31/04               $    10.05                 6.61%    $           3                0.75%            3.19%
Year Ended 8/31/03               $    10.03                 4.32%    $           2                0.75%            3.86%
11/1/01 Through 8/31/02^^        $    10.07                 3.72%    $           1                0.75%            3.59%
9/10/01** Through 10/31/01       $    10.08                 2.63%    $          --+               0.75%            3.93%

GLOBAL STRATEGIC INCOME FUND

Year Ended 8/31/04               $     9.08                 7.20%    $           1                1.27%(o)         5.31%
Year Ended 8/31/03               $     8.92                 8.33%    $          --+               1.25%            4.45%
11/1/01 Through 8/31/02^^        $     8.64                 2.54%    $          --+               1.25%            6.20%
9/10/01** Through 10/31/01       $     8.91                (2.30%)   $          --+               1.25%            6.99%

SHORT TERM BOND FUND

Year Ended 8/31/04               $     9.84                 1.92%    $           3                0.75%            2.00%
Year Ended 8/31/03               $     9.85                 2.08%    $           9                0.75%            2.39%
11/1/01 Through 8/31/02^^        $    10.03                 3.18%    $          10                0.75%            3.01%
9/10/01** Through 10/31/01       $    10.01                 2.01%    $           2                0.75%            3.62%

                                                   RATIOS/SUPPLEMENTAL DATA:
                                 ------------------------------------------------------------
                                        RATIOS TO AVERAGE NET ASSETS: #
                                 ---------------------------------------------
                                                                NET INVESTMENT
                                             EXPENSES            INCOME (LOSS)
                                     WITHOUT WAIVERS,         WITHOUT WAIVERS,      PORTFOLIO
                                       REIMBURSEMENTS           REIMBURSEMENTS       TURNOVER
                                 AND EARNINGS CREDITS     AND EARNINGS CREDITS       RATE (b)
BOND FUND

Year Ended 8/31/04                               1.88%                    2.06%           571%
Year Ended 8/31/03                               1.59%                    3.02%           679%
11/1/01 Through 8/31/02^^                        5.64%                   (1.30%)          572%
9/10/01** Through 10/31/01                      10.75%                   (6.07%)          423%

GLOBAL STRATEGIC INCOME FUND

Year Ended 8/31/04                               4.23%                    2.35%           152%
Year Ended 8/31/03                               7.26%                   (1.56%)          248%
11/1/01 Through 8/31/02^^                       35.90%@@                (28.45%)@@        178%
9/10/01** Through 10/31/01                      11.01%                   (2.77%)          107%

SHORT TERM BOND FUND

Year Ended 8/31/04                               1.17%                    1.58%           261%
Year Ended 8/31/03                               1.10%                    2.04%           386%
11/1/01 Through 8/31/02^^                        1.00%                    2.76%           215%
9/10/01** Through 10/31/01                      10.76%                   (6.39%)          160%



  +  Amount rounds to less than one million.
  #  Short periods have been annualized.
 @@ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(o)  Includes interest expense for custody overdraft of 1 basis point.

                                                                  PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                              ----------------------------------------    -----------------------------------------
                                                               NET GAINS
                                                             (LOSSES) ON
                                  NET ASSET          NET      SECURITIES                   DIVIDENDS
                                     VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL     TAX RETURN
                                  OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS     OF CAPITAL
SHORT TERM BOND FUND II

Year Ended 8/31/04               $    10.23         0.21^          (0.02)         0.19          0.21              --             --+
Year Ended 8/31/03               $    10.33         0.23^          (0.04)         0.19          0.24            0.05             --+
11/1/01 Through 8/31/02^^        $    10.38         0.25            0.06          0.31          0.25            0.11             --
Year Ended 10/31/01              $     9.89         0.43^           0.53          0.96          0.47              --             --
Year Ended 10/31/00              $     9.94         0.56           (0.05)         0.51          0.56              --             --
Year Ended 10/31/99              $    10.14         0.46           (0.20)         0.26          0.46              --             --



 ^^  The fund changed its fiscal year end from October 31 to August 31.
  ^  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                          PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------
                                 LESS DISTRIBUTIONS:
                                 -------------------
                                                         NET ASSET
                                               TOTAL    VALUE, END            TOTAL
                                       DISTRIBUTIONS     OF PERIOD    RETURN (1)(b)
SHORT TERM BOND FUND II

Year Ended 8/31/04                              0.21    $    10.21             1.85%
Year Ended 8/31/03                              0.29    $    10.23             1.88%
11/1/01 Through 8/31/02^^                       0.36    $    10.33             3.06%
Year Ended 10/31/01                             0.47    $    10.38             9.95%
Year Ended 10/31/00                             0.56    $     9.89             5.27%
Year Ended 10/31/99                             0.46    $     9.94             2.64%

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                              ----------------------------------------------------------------------
                                                                                                      NET INVESTMENT
                                 NET ASSETS,                     NET                EXPENSES           INCOME (LOSS)
                                     END OF               INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                     PERIOD        NET        INCOME          REIMBURSEMENTS          REIMBURSEMENTS     TURN OVER
                                 (MILLIONS)   EXPENSES        (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (b)
SHORT TERM BOND FUND II

Year Ended 8/31/04               $       55       0.75%         2.03%                   1.10%                   1.68%          253%
Year Ended 8/31/03               $       44       0.75%         2.31%                   0.96%                   2.10%          319%
11/1/01 Through 8/31/02^^        $       70       0.75%         2.66%                   1.00%                   2.41%          192%
Year Ended 10/31/01              $       52       0.75%         4.25%                   1.15%                   3.85%          315%
Year Ended 10/31/00              $       19       0.75%         5.68%                   1.37%                   5.06%          139%
Year Ended 10/31/99              $       22       0.75%         4.58%                   1.37%                   3.96%          302%



(b)  Not annualized for periods less than one year.
  +  Amount rounds to less than $0.005.
  #  Short periods have been annualized.

CLASS B SHARES



                                                                  PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                              ----------------------------------------    -----------------------------------------
                                                               NET GAINS
                                                             (LOSSES) ON
                                  NET ASSET          NET      SECURITIES                   DIVIDENDS
                                     VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL     TAX RETURN
                                  OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS     OF CAPITAL
BOND FUND

Year Ended 8/31/04               $     9.95         0.25            0.32          0.57          0.25            0.30             --
Year Ended 8/31/03               $    10.05         0.33           (0.03)         0.30          0.32            0.08             --
11/1/01 Through 8/31/02^^        $    10.08         0.24            0.03          0.27          0.24            0.06             --
9/10/01** Through 10/31/01       $     9.89         0.06^           0.19          0.25          0.06              --             --



^^  The fund changed its fiscal year end from October 31 to August 31.
 *  Commencement of operations.
**  Commencement of offering of class of shares.
 ^  Calculated based upon average shares outstanding.

                                  PER SHARE OPERATING PERFORMANCE:       RATIOS/SUPPLEMENTAL DATA:
                                 ----------------------------------    ----------------------------
                                 LESS DISTRIBUTIONS:
                                 -------------------
                                                                                        NET ASSETS,
                                                          NET ASSET                          END OF
                                               TOTAL     VALUE, END            TOTAL         PERIOD
                                       DISTRIBUTIONS      OF PERIOD    RETURN (1)(b)     (MILLIONS)
BOND FUND

Year Ended 8/31/04                              0.55    $      9.97             5.89%   $         2
Year Ended 8/31/03                              0.40    $      9.95             2.94%   $         2
11/1/01 Through 8/31/02^^                       0.30    $     10.05             2.83%   $         1
9/10/01** Through 10/31/01                      0.06    $     10.08             2.53%   $        --+

                                                         RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------------------------------------------
                                                      RATIOS TO AVERAGE NET ASSETS: #
                                 ------------------------------------------------------------------------
                                                                                           NET INVESTMENT
                                                      NET                EXPENSES           INCOME (LOSS)
                                               INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                        NET        INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                   EXPENSES        (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (b)
BOND FUND

Year Ended 8/31/04                     1.50%         2.48%                   2.36%                   1.62%          571%
Year Ended 8/31/03                     1.50%         3.19%                   2.14%                   2.55%          679%
11/1/01 Through 8/31/02^^              1.50%         2.80%                   6.02%                  (1.72%)         572%
9/10/01** Through 10/31/01             1.48%         4.07%                  11.25%                  (5.70%)         423%



(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
  +  Amount rounds to less than one million.
  #  Short periods have been annualized.

CLASS C SHARES



                                                                  PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                              ----------------------------------------    -----------------------------------------
                                                               NET GAINS
                                                             (LOSSES) ON
                                  NET ASSET          NET      SECURITIES                   DIVIDENDS
                                     VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL     TAX RETURN
                                  OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS     OF CAPITAL
BOND FUND

Year Ended 8/31/04               $    10.01         0.24            0.33          0.57          0.25            0.30             --
3/31/03** Through 8/31/03        $    10.22         0.14           (0.21)        (0.07)         0.14              --             --



 **  Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.

                                  PER SHARE OPERATING PERFORMANCE:       RATIOS/SUPPLEMENTAL DATA:
                                 ----------------------------------    ----------------------------
                                 LESS DISTRIBUTIONS:
                                 -------------------
                                                                                        NET ASSETS,
                                                          NET ASSET                          END OF
                                               TOTAL     VALUE, END            TOTAL         PERIOD
                                       DISTRIBUTIONS      OF PERIOD    RETURN (1)(b)     (MILLIONS)
BOND FUND

Year Ended 8/31/04                              0.55    $     10.03             5.84%   $        --+
3/31/03** Through 8/31/03                       0.14    $     10.01            (0.69%)  $        --+

                                                         RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------------------------------------------
                                                      RATIOS TO AVERAGE NET ASSETS: #
                                 ------------------------------------------------------------------------
                                                                                           NET INVESTMENT
                                                      NET                EXPENSES           INCOME (LOSS)
                                               INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                        NET        INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                   EXPENSES        (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (b)
BOND FUND

Year Ended 8/31/04                     1.50%         2.45%                   2.36%                   1.59%          571%
3/31/03** Through 8/31/03              1.50%         3.02%                   1.78%                   2.74%          679%



+    Amount rounds to less than one million.
#    Short periods have been annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528


If you buy shares through a Financial Intermediary Please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. for each of the Funds, except Short Term Bond Fund II is 811-21295.

Investment Company Act File No. for Short Term Bond Fund II is 811-5151.


(C)JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-INCABC-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
INCOME
FUNDS

INSTITUTIONAL CLASS SHARES



BOND FUND
ENHANCED INCOME FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Bond Fund                                                         1

Enhanced Income Fund                                              7

Global Strategic Income Fund                                     13

Short Term Bond Fund                                             19

The Funds' Management and Administration                         25

How to Do Business with the Funds                                27

    Purchasing Fund Shares                                       27

    Exchanging Fund Shares                                       30

    Redeeming Fund Shares                                        31

Shareholder Information                                          34

    Distributions and Taxes                                      34

    Availability of Proxy Voting Record                          35

    Portfolio Holdings Disclosure                                35

Investments                                                      36

Risk and Reward Elements                                         38

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates               43

Financial Highlights                                             44

How To Reach Us                                          BACK COVER

JPMORGAN
  BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 36-42.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed-income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995        18.42%
1996         3.30%
1997         9.29%
1998         7.54%
1999        -0.55%
2000        10.93%
2001         7.30%
2002         8.86%
2003         4.38%
2004         5.18%


BEST QUARTER 2nd quarter, 1995       6.30%
WORST QUARTER 2nd quarter, 2004     -2.38%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 1/1/95 to 9/10/01.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                     5.18            7.30             7.36

Return After Taxes on Distributions                                     2.99            4.98             4.79

Return After Taxes on Distributions and Sale of Fund Shares             3.65            4.89             4.74
-------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     4.34            7.71             7.72
-------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       4.29            7.33             7.21



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                          0.30

DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE

SHAREHOLDER SERVICE FEES                                                                                 0.10

OTHER EXPENSES(1)                                                                                        0.17
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          0.57

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.08)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                          0.49



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.49% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.
   This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                                    1 YEAR           3 YEARS         5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                            50               168             303              699

JPMORGAN
  ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages 36-42.


THE FUND'S OBJECTIVE
The Fund seeks to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in taxable fixed-income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will be no longer than 1.5 years. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure and credit and spread volatility.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality, including at least 75% rated A or better.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the 3 Month LIBOR Index, a broad-based securities market index, and the Lipper Income Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURN(1)


2002         1.84%
2003         0.99%
2004         1.58%


BEST QUARTER 2nd quarter, 2002       0.76%
WORST QUARTER 2nd quarter, 2003     -0.01%



(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                                 PAST 1 YEAR     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                                     1.58             1.49

Return After Taxes on Distributions                                                     0.99             0.74

Return After Taxes on Distributions and Sale of Fund Shares                             1.02             0.82
-------------------------------------------------------------------------------------------------------------
3 MONTH LIBOR INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     1.47             1.57
-------------------------------------------------------------------------------------------------------------
LIPPER INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                       7.51             6.16



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    The Fund commenced operations on 11/30/01.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                          0.25

DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE

SHAREHOLDER SERVICE FEES                                                                                 0.10

OTHER EXPENSES(1)                                                                                        0.16
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          0.51

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.26)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                          0.25



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.25% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                                    1 YEAR           3 YEARS         5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                            26               114             237              594

JPMORGAN
  GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 36-42.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-  12% international non-dollar (range 0-25%)

-  35% public/private mortgages (range 20-45%)

-  23% public/private corporates (range 5-25%)

-  15% emerging markets (range 0-25%)

-  15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting the Fund's investments in different sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-  want an investment that pays monthly dividends

-  want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  have a short-term investment horizon

-  are adverse to below investment grade securities

-  require stability of principal

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)


1998         2.59%
1999         2.51%
2000         7.98%
2001         4.00%
2002         4.85%
2003         9.06%
2004         6.86%


BEST QUARTER 4th quarter, 2002
             3rd quarter, 2004       3.91%
WORST QUARTER 2nd quarter, 2004     -1.63%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 3/17/97 to 9/10/01.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                 PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                     6.86            6.53             5.92

Return After Taxes on Distributions                                     4.81            3.87             3.20

Return After Taxes on Distributions and Sale of Fund Shares             4.40            3.91             3.33
-------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     4.34            7.71             7.27
-------------------------------------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       8.64            6.71             5.73



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 3/17/97. Performance of the benchmarks from 3/31/97.

^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                                                   INSTITUTIONAL CLASS SHARES
-------------------------------------------------------------------------------------------------------------
REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED*                                                                              2.00


*    Applies only to shares purchased after February 18, 2005.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                          0.45

DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE

SHAREHOLDER SERVICE FEES                                                                                 0.10

OTHER EXPENSES(1)                                                                                        0.62
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          1.17

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.52)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                          0.65



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.65% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                                    1 YEAR           3 YEARS         5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                            66               275             549            1,334

JPMORGAN
  SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 36-42.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, including at least 75% A or better. No more than 10% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)


1995        10.80%
1996         5.10%
1997         6.40%
1998         7.04%
1999         3.21%
2000         7.23%
2001         7.60%
2002         5.58%
2003         1.90%
2004         1.75%


BEST QUARTER 3rd quarter, 2001       3.40%
WORST QUARTER 2nd quarter, 2004     -1.03%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to and whose expenses were substantially similar to those of the Institutional Class Shares) from 1/1/95 to 9/10/01.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                     1.75            4.78             5.63

Return After Taxes on Distributions                                     0.74            3.08             3.54

Return After Taxes on Distributions and Sale of Fund Shares             1.14            3.05             3.51
-------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     0.91            4.93             5.71
-------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       1.60            4.64             5.38



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                          0.25

DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE

SHAREHOLDER SERVICE FEES                                                                                 0.10

OTHER EXPENSES(1)                                                                                        0.15
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          0.50

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.20)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                          0.30


(1) "Other Expenses" are based on estimated expenses for the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.30% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                                    1 YEAR           3 YEARS         5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                            31               123             242              592

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Each Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                     %
----------------------------------------------------------
BOND FUND                                             0.30

ENHANCED INCOME FUND                                  0.14

GLOBAL STRATEGIC INCOME FUND                          0.16

SHORT TERM BOND FUND                                  0.22


THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc., (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.


WHO CAN BUY SHARES?
Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.


If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?
Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares - When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:


-  JPMorgan Funds Services; or


-  The specific Fund in which you are investing.


Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be cancelled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.


If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?
Institutional Class shares of a Fund may be exchanged for Institutional Class shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.


All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.


Redemption requests received by a Fund or an authorized agent of a Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Funds may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?


Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH only to a bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. Each Fund makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Funds will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Funds must meet certain holding period requirements with respect to the shares on which each Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to each Fund's shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  INCOME FUNDS

                                                               /X/ Permitted
                                                               / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                                             GLOBAL      SHORT
                                                                                              ENHANCED      STRATEGIC    TERM
                                      RELATED TYPES OF RISK                       BOND         INCOME        INCOME      BOND
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests     credit, interest rate, market,               /X/           /X/           /X/        /X/
in a stream of payments from          prepayment
specific assets, such as auto or
credit card receivables.

BANK OBLIGATIONS Negotiable           credit, currency, liquidity,                 /X/(1)        /X/(1)        /X/        /X/
certificates of deposit, time         political
deposits and bankers' acceptances
of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short      credit, currency, interest rate,             /X/(1)        /X/(1)        /X/        /X/
term debt issued by domestic and      liquidity, market, political
foreign banks or corporations.
These securities are usually
discounted and are rated by S&P,
Moody's or other nationally
recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and   credit, currency, interest rate,             /X/(1)        /X/(1)        /X/        /X/
foreign debt securities that can be   liquidity, market, political,
converted into equity securities at   valuation
a future time and price.

CORPORATE BONDS Debt securities of    credit, currency, interest rate,             /X/(1)        /X/(1)        /X/        /X/
domestic and foreign industrial,      liquidity, market, political,
utility, banking and other            valuation
financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic    credit, environmental, extension,            /X/           /X/           /X/        /X/
debt instrument which gives the       interest rate, liquidity, market,
lender a lien on property as          natural event, political,
security for the loan payment.        prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic   credit, currency, extension,                 /X/(1)        /X/(1)        /X/        /X/
and foreign securities (such as       interest rate, leverage, market,
Federal Home Loan Banks, Freddie      political, prepayment
Macs, Fannie Maes) which represent
interests in pools of mortgages,
whereby the principal and interest
paid every month is passed through
to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of     currency, extension, interest rate,          /X/(1),(2)    /X/(1),(2)    /X/(2)     /X/(2)
domestic and foreign                  leverage, liquidity, market,
mortgage-backed securities with the   political, prepayment
promise to purchase similar
securities at a later date.
Segregated liquid assets are used
to offset leverage risk.

PARTICIPATION INTERESTS Interests     credit, currency, extension,                 /X/           /X/           /X/        /X/
that represent a share of bank debt   interest rate, liquidity,
or similar securities or              political, prepayment
obligations.

PRIVATE PLACEMENTS Bonds or other     credit, interest rate, liquidity,            /X/           /X/           /X/        /X/
investments that are sold directly    market, valuation
to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED   credit, interest rate, liquidity,            /X/           /X/           /X/        /X/
INSTRUMENTS Securities of issuers     market, natural event, prepayment,
that invest in real estate or are     valuation
secured by real estate.

REPURCHASE AGREEMENTS Contracts       credit                                       /X/           /X/           /X/        /X/
whereby the Fund agrees to purchase
a security and resell it to the
seller on a particular date and at
a specific price.

REVERSE REPURCHASE AGREEMENTS         credit, leverage                             /X/(2)        /X/(2)        /X/(2)     /X/(2)
Contracts whereby the Fund sells a
security and agrees to repurchase
it from the buyer on a particular
date and at a specific price.
Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND      credit, currency, interest rate,             /X/(1)        /X/(1)        /X/        /X/
DEBT OF SUPRANATIONAL ORGANIZATIONS   market, political
Dollar- or non-dollar-denominated
securities issued by foreign
governments or supranational
organizations. Brady bonds are
issued in connection with debt
restructurings.

SWAPS Contractual agreement whereby   credit, currency, interest rate,             /X/           /X/           /X/        /X/
a party agrees to exchange periodic   leverage, market, political,
payments with a counterparty.         valuation
Segregated liquid assets are used
to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES       credit, interest rate, market,               /X/           /X/           /X/        /X/
Securities, generally issued as       natural event, political
general obligation and revenue
bonds, whose interest is exempt
from federal taxation and state
and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt       interest rate                                /X/           /X/           /X/        /X/
instruments (Treasury bills, notes
and bonds) guaranteed by the U.S.
government for the timely payment
of principal and interest.

ZERO COUPON, PAY-IN-KIND AND          credit, currency, interest rate,             /X/(1)        /X/(1)        /X/        /X/
DEFERRED PAYMENT SECURITIES           liquidity, market, political,
Domestic and foreign securities       valuation
offering non-cash or delayed-cash
payment. Their prices are typically
more volatile than those of some
other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                        POTENTIAL REWARDS                     POLICIES TO BALANCE RISK
                                                                             AND REWARD
MARKET CONDITIONS

-  Each Fund's share price, yield      -  Bonds have generally                -  Under normal circumstances the
   and total return will fluctuate        outperformed money market              Funds plan to remain fully
   in response to bond market             investments over the long term,        invested in bonds and other
   movements                              with less risk than stocks             fixed-income securities and may
                                                                                 invest uninvested cash in
-  The value of most bonds will        -  Most bonds will rise in value          affiliated money market funds
   fall when interest rates rise;         when interest rates fall
   the longer a bond's maturity and                                           -  Bond investments may include
   the lower its credit quality,                                                 U.S. and foreign corporate and
   the more its value typically                                                  government bonds,
   falls                                                                         mortgage-backed and asset-backed
                                                                                 securities, convertible
-  Adverse market conditions may       -  Mortgage-backed and asset-backed       securities, participation
   from time to time cause a Fund         securities and direct mortgages        interests and private placements
   to take temporary defensive            can offer attractive returns
   positions that are inconsistent                                            -  The Funds seek to limit risk and
   with its principal investment                                                 enhance total return or yields
   strategies and may hinder a Fund                                              through careful management,
   from achieving its investment                                                 sector allocation, individual
   objective                                                                     securities selection and
                                                                                 duration management
-  Mortgage-backed and asset-backed
   securities (securities                                                     -  During severe market downturns,
   representing an interest in, or                                               the Funds have the option of
   secured by, a pool of mortgages                                               investing up to 100% of assets
   or other assets such as                                                       in high quality short-term
   receivables) and direct                                                       instruments
   mortgages could generate capital
   losses or periods of low yields                                            -  The adviser monitors interest
   if they are paid off                                                          rate trends, as well as
   substantially earlier or later                                                geographic and demographic
   than anticipated                                                              information related to
                                                                                 mortgage-backed securities and
                                                                                 mortgage prepayments


POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK
                                                                              AND REWARD
CREDIT QUALITY

-  The default of an issuer would      -  Investment-grade bonds have a       -  Each Fund maintains its own
   leave a Fund with unpaid               lower risk of default                  policies for balancing credit
   interest or principal                                                         quality against potential yields
                                                                                 and gains in light of its
-  Junk bonds (those rated BB, Ba      -  Junk bonds offer higher yields         investment goals
   or lower) have a higher risk of        and higher potential gains
   default, tend to be less liquid                                            -  The adviser develops its own
   and may be more difficult to                                                  ratings of unrated securities
   value                                                                         and makes a credit quality
                                                                                 determination for unrated
                                                                                 securities

FOREIGN INVESTMENTS

-  A Fund could lose money because     -  Foreign bonds, which represent a    -  Foreign bonds are a primary
   of foreign government actions,         major portion of the world's           investment for the Global
   political instability or lack of       fixed income securities, offer         Strategic Income Fund and may be
   adequate and accurate                  attractive potential performance       a significant investment for the
   information                            and opportunities for                  Bond, Enhanced Income and Short
                                          diversification                        Term Bond Funds
-  Currency exchange rate movements
   could reduce gains or create        -  Favorable exchange rate             -  To the extent that a Fund
   losses                                 movements could generate gains         invests in foreign bonds, it may
                                          or reduce losses                       manage the currency exposure of
                                                                                 its foreign investments relative
-  Currency and investment risks       -  Emerging markets can offer             to its benchmark, and may hedge
   tend to be higher in emerging          higher returns                         a portion of its foreign
   markets; these markets also                                                   currency exposure into the U.S.
   present higher liquidity and                                                  dollar from time to time (see
   valuation risks                                                               also "Derivatives"); these
                                                                                 currency management techniques
                                                                                 may not be available for certain
                                                                                 emerging markets investments

POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK
                                                                              AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities         -  A Fund can take advantage of        -  Each Fund segregates liquid
   before issue or for delayed            attractive transaction                 assets to offset leverage risks
   delivery, it could be exposed to       opportunities
   leverage risk if it does not
   segregate liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform its       -  A Fund could outperform its         -  The adviser focuses its active
   benchmark due to its sector,           benchmark due to these same            management on those areas where
   securities or duration choices         choices                                it believes its commitment to
                                                                                 research can most enhance
                                                                                 returns and manage risks in a
                                                                                 consistent way

POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK
                                                                              AND REWARD
DERIVATIVES

-  Derivatives such as futures,        -  Hedges that correlate well with     -  The Funds use derivatives, such
   options, swaps and forward             underlying positions can reduce        as futures, options, swaps and
   foreign currency contracts(1) that     or eliminate losses at low cost        forward foreign currency
   are used for hedging the                                                      contracts for hedging and for
   portfolio or specific securities    -  A Fund could make money and            risk management (i.e., to adjust
   may not fully offset the               protect against losses if              duration or yield curve exposure
   underlying positions and this          management's analysis proves           or to establish or adjust
   could result in losses to the          correct                                exposure to particular
   Fund that would not have                                                      securities, markets or
   otherwise occurred                  -  Derivatives that involve               currencies); risk management may
                                          leverage could generate                include management of a Fund's
-  Derivatives used for risk              substantial gains at low cost          exposure relative to its
   management may not have the                                                   benchmark
   intended effects and may result
   in losses or missed                                                        -  The Funds only establish hedges
   opportunities                                                                 that they expect will be highly
                                                                                 correlated with underlying
-  The counterparty to a                                                         positions
   derivatives contract could
   default                                                                    -  While the Funds may use
                                                                                 derivatives that incidentally
-  Certain types of derivatives                                                  involve leverage, they do not
   involve costs to the Funds which                                              use them for the specific
   can reduce returns                                                            purpose of leveraging their
                                                                                 portfolios
-  Derivatives that involve
   leverage could magnify losses

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK
                                                                              AND REWARD
SECURITIES LENDING

-  When a Fund lends a security,       -  A Fund may enhance income           -  The adviser maintains a list of
   there is a risk that the loaned        through the investment of the          approved borrowers
   securities may not be returned         collateral received from the
   if the borrower or the lending         borrower                            -  The Funds receive collateral
   agent defaults                                                                equal to at least 100% of the
                                                                                 current value of securities
-  The collateral will be subject                                                loaned plus accrued interest
   to the risks of the securities
   in which it is invested                                                    -  The lending agents indemnify a
                                                                                 Fund against borrower default

                                                                              -  The adviser's collateral
                                                                                 investment guidelines limit the
                                                                                 quality and duration of
                                                                                 collateral investment to
                                                                                 minimize losses

                                                                              -  Upon recall, the borrower must
                                                                                 return the securities loaned
                                                                                 within the normal settlement
                                                                                 period

ILLIQUID HOLDINGS

-  A Fund could have difficulty        -  These holdings may offer more       -  No Fund may invest more than 15%
   valuing these holdings precisely       attractive yields or potential         of net assets in illiquid
                                          growth than comparable widely          holdings
-  A Fund could be unable to sell         traded securities
   these holdings at the time or                                              -  To maintain adequate liquidity
   price desired                                                                 to meet redemptions, each Fund
                                                                                 may hold high quality short-term
                                                                                 instruments (including
                                                                                 repurchase agreements) and, for
                                                                                 temporary or extraordinary
                                                                                 purposes, may borrow from banks
                                                                                 up to 33 1/3% of the value of
                                                                                 its total assets or draw on a
                                                                                 line of credit

SHORT-TERM TRADING

-  Increased trading would raise a     -  A Fund could realize gains in a     -  The Funds may use short-term
   Fund's transaction costs               short period of time                   trading to take advantage of
                                                                                 attractive or unexpected
-  Increased short-term capital        -  A Fund could protect against           opportunities or to meet demands
   gains distributions would raise        losses if a bond is overvalued         generated by shareholder
   shareholders' income tax               and its value later falls              activity
   liability

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank., N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

INSTITUTIONAL SHARES


                                                                    PER SHARE OPERATING PERFORMANCE:
                                      ---------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                                -----------------------------------------   ---------------------------------------
                                                                  NET GAINS
                                                                (LOSSES) ON
                                      NET ASSET          NET     SECURITIES                  DIVIDENDS
                                         VALUE,   INVESTMENT          (BOTH    TOTAL FROM     FROM NET   DISTRIBUTIONS
                                      BEGINNING       INCOME   REALIZED AND    INVESTMENT   INVESTMENT    FROM CAPITAL   TAX RETURN
                                      OF PERIOD       (LOSS)    UNREALIZED)    OPERATIONS       INCOME           GAINS   OF CAPITAL
BOND FUND^^
Year Ended 8/31/04                   $     9.94         0.35           0.32          0.67         0.35            0.30           --
Year Ended 8/31/03                   $    10.04         0.42          (0.02)         0.40         0.42            0.08           --
11/1/01 Through 8/31/02              $    10.08         0.34           0.02          0.36         0.34            0.06           --
Year Ended 10/31/01                  $     9.43         0.58^          0.65          1.23         0.58              --           --
Year Ended 10/31/00                  $     9.41         0.60           0.02          0.62         0.60              --(a)        --
Year Ended 10/31/99                  $    10.10         0.57          (0.57)           --         0.57            0.12           --

ENHANCED INCOME FUND
Year Ended 8/31/04                   $     9.86         0.14          (0.02)         0.12         0.14              --           --
Year Ended 8/31/03                   $     9.98         0.23          (0.12)         0.11         0.23              --           --
11/30/01* Through 8/31/02            $    10.00         0.18          (0.02)         0.16         0.18              --           --

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/04                   $     8.92         0.51^          0.17          0.68         0.52              --           --
Year Ended 8/31/03                   $     8.65         0.48^          0.27          0.75         0.48              --           --
11/1/01 Through 8/31/02              $     8.95         0.47          (0.30)         0.17         0.45              --         0.02
Year Ended 10/31/01                  $     9.29         0.69^         (0.16)         0.53         0.87              --           --
Year Ended 10/31/00                  $     9.35         0.88          (0.25)         0.63         0.69              --           --
Year Ended 10/31/99                  $     9.72         0.62          (0.37)         0.25         0.62              --           --

SHORT TERM BOND FUND^^
Year Ended 8/31/04                   $     9.86         0.25          (0.02)         0.23         0.24              --           --
Year Ended 8/31/03                   $    10.05         0.28          (0.04)         0.24         0.29            0.14           --
11/1/01 Through 8/31/02              $    10.03         0.29           0.06          0.35         0.29            0.04           --
Year Ended 10/31/01                  $     9.58         0.54^          0.46          1.00         0.55              --           --
Year Ended 10/31/00                  $     9.67         0.60          (0.08)         0.52         0.61              --           --
Year Ended 10/31/99                  $     9.96         0.58          (0.29)         0.29         0.54            0.04           --


  ^  Calculated based upon average shares outstanding.
 ^^  The fund changed its fiscal year end from October 31 to August 31.
(a)  Amount is less than $0.005.
  *  Commencement of operations.
  ~ Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

                                                 PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------
                                                                                 NET ASSETS,
                                                       NET ASSET                      END OF
                                              TOTAL   VALUE, END        TOTAL         PERIOD
                                      DISTRIBUTIONS    OF PERIOD    RETURN (b)     (MILLIONS)
BOND FUND^^
Year Ended 8/31/04                             0.65   $     9.96         6.96%   $       318
Year Ended 8/31/03                             0.50   $     9.94         3.99%   $       478
11/1/01 Through 8/31/02                        0.40   $    10.04         3.71%   $       747
Year Ended 10/31/01                            0.58   $    10.08        13.46%   $     1,016
Year Ended 10/31/00                            0.60   $     9.43         6.83%   $       907
Year Ended 10/31/99                            0.69   $     9.41         0.03%   $     1,041

ENHANCED INCOME FUND
Year Ended 8/31/04                             0.14   $     9.84         1.28%   $       294
Year Ended 8/31/03                             0.23   $     9.86         1.14%   $       354
11/30/01* Through 8/31/02                      0.18   $     9.98         1.58%   $       300

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/04                             0.52   $     9.08         7.85%   $        40
Year Ended 8/31/03                             0.48   $     8.92         8.86%   $       108
11/1/01 Through 8/31/02                        0.47   $     8.65         1.92%   $       135
Year Ended 10/31/01                            0.87   $     8.95         5.86%   $       143
Year Ended 10/31/00                            0.69   $     9.29         6.93%   $       163
Year Ended 10/31/99                            0.62   $     9.35         2.62%   $       183

SHORT TERM BOND FUND^^
Year Ended 8/31/04                             0.24   $     9.85         2.38%   $       642
Year Ended 8/31/03                             0.43   $     9.86         2.44%   $       806
11/1/01 Through 8/31/02                        0.33   $    10.05         3.55%   $       618
Year Ended 10/31/01                            0.55   $    10.03        10.70%   $       697
Year Ended 10/31/00                            0.61   $     9.58         5.49%   $       415
Year Ended 10/31/99                            0.58   $     9.67         3.03%   $       354

                                                              RATIOS/SUPPLEMENTAL DATA:
                               -----------------------------------------------------------------------------------------------
                                                            RATIOS TO AVERAGE NET ASSETS: #
                                            ------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                               NET ASSETS,                    NET               EXPENSES           INCOME (LOSS)
                                    END OF             INVESTMENT       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                    PERIOD         NET    INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                 (MILLIONS)   EXPENSES     (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS     RATE ~(b)
BOND FUND^^
Year Ended 8/31/04             $       318     0.49%      3.51%                   0.62%                   3.38%          571%
Year Ended 8/31/03             $       478     0.49%      4.10%                   0.60%                   3.99%          679%
11/1/01 Through 8/31/02        $       747     0.49%      4.14%                   0.58%                   4.05%          572%
Year Ended 10/31/01            $     1,016     0.49%      5.98%                   0.51%                   5.96%          423%(2)
Year Ended 10/31/00            $       907     0.49%      6.37%                   0.49%                   6.37%          531%(2)
Year Ended 10/31/99            $     1,041     0.50%      5.92%                   0.51%                   5.91%          465%(2)

ENHANCED INCOME FUND
Year Ended 8/31/04             $       294     0.20%      1.47%                   0.56%                   1.12%          156%
Year Ended 8/31/03             $       354     0.20%      2.33%                   0.56%                   1.97%          328%
11/30/01* Through 8/31/02      $       300     0.20%      2.40%                   0.68%                   1.92%          120%

GLOBAL STRATEGIC INCOME FUND^^
Year Ended 8/31/04             $        40     0.66%(o)   5.63%                   1.22%                   5.07%          152%
Year Ended 8/31/03             $       108     0.65%      5.42%                   0.97%                   5.10%          248%
11/1/01 Through 8/31/02        $       135     0.65%      6.44%                   0.98%                   6.11%          178%
Year Ended 10/31/01            $       143     0.65%      7.50%                   0.80%                   7.35%          107%(2)
Year Ended 10/31/00            $       163     0.65%      7.36%                   0.80%                   7.21%          266%(2)
Year Ended 10/31/99            $       183     0.65%      6.70%                   0.78%                   5.29%          318%(2)

SHORT TERM BOND FUND^^
Year Ended 8/31/04             $       642     0.30%      2.49%                   0.55%                   2.24%          261%
Year Ended 8/31/03             $       806     0.30%      2.85%                   0.55%                   2.60%          386%
11/1/01 Through 8/31/02        $       618     0.30%      3.53%                   0.54%                   3.29%          215%
Year Ended 10/31/01            $       697     0.30%      5.52%                   0.48%                   5.34%          160%(3)
Year Ended 10/31/00            $       415     0.30%      6.30%                   0.47%                   6.13%          271%(3)
Year Ended 10/31/99            $       354     0.29%      5.51%                   0.51%                   5.29%          398%(3)


(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the fund invested all of its investable assets.
(3) Percentages prior to 9/10/01 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

(0)  Includes interest expense for custody overdraft of 1 basis point.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary, you may contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Act File No. 811-21295.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-INCI-205

PROSPECTUS FEBRUARY 19, 2005

JPMORGAN
INCOME
FUNDS


SELECT CLASS SHARES


BOND FUND
EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Bond Fund                                                        1

Emerging Markets Debt Fund                                       7

Global Strategic Income Fund                                    12

Short Term Bond Fund                                            18

Short Term Bond Fund II                                         24

The Funds' Management and Administration                        30

How to Do Business with the Funds                               32

    Purchasing Fund Shares                                      32

    Exchanging Fund Shares                                      36

    Redeeming Fund Shares                                       36

Shareholder Information                                         39

    Distributions and Taxes                                     39

    Availability of Proxy Voting Record                         40

    Portfolio Holdings Disclosure                               40

Investments                                                     42

Risk and Reward Elements                                        44

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates              48

Financial Highlights                                            50

How To Reach Us                                         BACK COVER

JPMORGAN
  BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It also may invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed-income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly

                                                     PROSPECTUS FEBRUARY 19 2005

depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995           18.17%
1996            3.13%
1997            9.13%
1998            7.36%
1999           -0.73%
2000           10.62%
2001            7.23%
2002            8.67%
2003            4.20%
2004            4.95%


BEST QUARTER 2nd quarter, 1995           6.25%
WORST QUARTER 2nd quarter, 2004         -2.80%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were introduced on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were substantially similar to those of the Select Shares) from 1/1/95 through 9/10/01.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    4.95            7.11             7.17

Return After Taxes on Distributions                                    2.85            4.87             4.70

Return After Taxes on Distributions and Sale of Fund Shares            3.50            4.77             4.64
------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   4.34            7.71             7.72
------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     4.29            7.33             7.21



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.30

DISTRIBUTION (RULE 12b-1) FEES                                             NONE

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                          0.18
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.73

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.04)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.69



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.69% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)             70        226        399         900

JPMORGAN
  EMERGING MARKETS DEBT FUND
  (formerly the JPMorgan Fleming Emerging Markets Debt Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN INVESMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally be similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade are sometimes called junk bonds (or the unrated equivalent).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser analyzes both global and country specific factors to determine the ability of an emerging market country or investment to pay its debts.

The main solvency factors that the adviser focuses on to determine the long-term fundamentals of each country in which the Fund invests are its fiscal and monetary policy, macro and microeconomic environment and sociopolitical climate. Once these factors are analyzed, the portfolio construction process focuses on overall country exposure based upon the solvency factors and valuations available in the market, exposure to common global economic factors and security selection relative to the Fund's benchmark. The adviser uses security selection to manage the portfolio's credit quality, yield and duration exposure.

The adviser relies on the insights of different specialists, including macroeconomists, quantitative researchers and dedicated fixed income traders to make buy and sell decisions according to the Fund's objective and strategy.

For securities held by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the Fund's benchmark, although it can deviate based on the adviser's views.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Furthermore, since securities in which the Fund invests combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other income funds. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want to add a non-U.S. investment to further diversify a portfolio

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

- are not prepared to accept a higher degree of risk than most traditional bond funds

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows average annual total returns for the past one year, five years and the life of the Fund. It compares the Fund's performance to the Emerging Markets Bond Index Global, a broad-based securities market index, and the Lipper Emerging Markets Debt Funds Index, a broad-based index.

The Fund's past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998           -15.93%
1999            25.97%
2000            15.23%
2001             4.77%
2002            11.44%
2003            29.53%
2004            14.22%


BEST QUARTER 4th quarter, 2002           14.22%
WORST QUARTER 3rd quarter, 1998         -21.73%



* Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing share class was renamed "Select."

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   14.22           14.76            10.91

Return After Taxes on Distributions                                    8.94           10.33             6.40

Return After Taxes on Distributions and Sale of Fund Shares           11.63           10.11             6.51
------------------------------------------------------------------------------------------------------------
EMERGING MARKETS BOND INDEX GLOBAL
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                  11.75           12.99            10.66
------------------------------------------------------------------------------------------------------------
LIPPER EMERGING MARKETS DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                    13.72           15.06            10.21



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 4/17/97. Performance for the benchmarks is from 4/30/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                                   SELECT SHARES
--------------------------------------------------------------------------------
REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED*                                                  2.00


*    Applies only to shares purchased after February 18, 2005.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.70

DISTRIBUTION (RULE 12b-1) FEES                                              NONE

SHAREHOLDER SERVICE FEES                                                    0.25

OTHER EXPENSES(1)                                                           0.65
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.60

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.35)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.25



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.25% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            127        441        809       1,845

JPMORGAN
  GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-  12% international non-dollar (range 0-25%)

-  35% public/private mortgages (range 20-45%)

-  23% public/private corporates (range 5-25%)

-  15% emerging markets (range 0-25%)

-  15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting the Fund's investments in different sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-  want an investment that pays monthly dividends

-  want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  have a short-term investment horizon

-  are adverse to below investment grade securities

-  require stability of principal

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998           2.31%
1999           2.08%
2000           7.55%
2001           3.77%
2002           4.47%
2003           8.68%
2004           6.48%


BEST QUARTER 4th quarter, 2002           3.82%
             3rd quarter, 2004
WORST QUARTER 2nd quarter, 2004         -1.72%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance before the Select Class Shares were introduced on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of Select Class Shares) from 11/5/97 to 9/10/01. Returns for the period from 3/17/97 to 11/5/97 reflect the performance of the Fund's Institutional Class Shares. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than the Institutional Class Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    6.48            6.17             5.58

Return After Taxes on Distributions                                    4.57            3.56             2.96

Return After Taxes on Distributions and Sale of Fund Shares            4.17            3.63             3.10
------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   4.34            7.71             7.27
------------------------------------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     8.64            6.71             5.73



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                                   SELECT SHARES
--------------------------------------------------------------------------------
REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED*                                                  2.00


*    Applies only to shares purchased after February 18, 2005.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                            0.45

DISTRIBUTION (RULE 12b-1) FEES                                             NONE

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                          1.20
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            1.90

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (1.00)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.90



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.90% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)             92        414        851       2,069

JPMORGAN
  SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, including at least 75% A or better. No more than 10% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for Investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995           10.58%
1996            4.94%
1997            6.14%
1998            6.84%
1999            2.81%
2000            7.03%
2001            7.20%
2002            5.40%
2003            1.53%
2004            1.50%


BEST QUARTER 2nd quarter, 1995           3.41%
WORST QUARTER 2nd quarter, 2004         -1.10%



* Prior to a merger effective 9/07/01 the Fund operated in a master-feeder structure. The Fund's performance before Select Shares were introduced on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program is identical to, and whose expenses are substantially similar to those of Select Class Shares) for the period from 1/1/95 to 9/10/01.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    1.50            4.50             5.36

Return After Taxes on Distributions                                    0.61            2.89             3.37

Return After Taxes on Distributions and Sale of Fund Shares            0.97            2.86             3.35
------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   0.91            4.93             5.71
------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     1.60            4.64             5.38



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT ASSETS)



MANAGEMENT FEES                                                            0.25

DISTRIBUTION (RULE 12b-1) FEES                                             NONE

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                          0.18
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.68

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.08)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.60



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.60% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)             61        203        364         833

JPMORGAN
  SHORT TERM BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.


THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Substantially all of the Fund's investments will be rated investment grade, by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may not invest in equity securities or securities of other investment companies (with the exception of shares of money market funds).

The Fund's Board of Trustees may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Government Bond Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1995           8.22%
1996           5.62%
1997           6.13%
1998           5.59%
1999           3.11%
2000           7.52%
2001           7.24%
2002           5.42%
2003           1.52%
2004           1.38%


BEST QUARTER 3rd quarter, 2001           3.07%
WORST QUARTER 2nd quarter, 2004         -1.20%



(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDED DECEMBER 31, 2004



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    1.38            4.58             5.15

Return After Taxes on Distributions                                    0.52            3.04             3.24

Return After Taxes on Distributions and Sale of Fund Shares            0.90            2.97             3.21
------------------------------------------------------------------------------------------------------------
LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   1.07            5.11             5.79
------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     1.60            4.64             5.38



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                            0.25

DISTRIBUTION (RULE 12b-1) FEES                                             NONE

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                          0.15
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.65

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.15)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.50



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.50% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher of lower.



                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)             51        180        334         784

THE FUNDS' MANAGEMENT
 AND ADMINISTRATION


Each Fund, with the exception of Short Term Bond Fund II, is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. Short Term Bond Fund II is a series of JPMorgan Mutual Fund Group, a Massachusetts business trust. Each trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                               %
----------------------------------------------------
BOND FUND                                       0.30

EMERGING MARKETS DEBT FUND                      0.60

GLOBAL STRATEGIC INCOME FUND                    0.16

SHORT TERM BOND FUND                            0.22

SHORT TERM BOND FUND II                         0.25


THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Funds' Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' Shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.


WHO CAN BUY SHARES?
Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.


Share ownership is electronically recorded, therefore no certificates will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005, but they may not open new Select Share accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A accounts.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:


-  JPMorgan Funds; or


-  The specific Fund in which you are investing.


Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be cancelled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.


If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?


Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.


Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.


Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. Each of the Funds makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Funds will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Funds must meet certain holding period requirements with respect to the shares on which each Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to each Fund's shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN
  INCOME FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                       /X/ Permitted

                                                       / / Not permitted

                                                                                  FLEMING     GLOBAL    SHORT    SHORT     U.S.
                                                                                  EMERGING   STRATEGIC  TERM     TERM    TREASURY
                                     RELATED TYPES OF RISK  BOND       BOND II  MARKET DEBT   INCOME    BOND    BOND II   INCOME
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests    credit, interest       /X/         /X/        /X/          /X/      /X/      /X/       / /
in a stream of payments from         rate, market,
specific assets, such as auto or     prepayment
credit card receivables.

BANK OBLIGATIONS Negotiable          credit, currency,      /X/(1)      /X/        /X/          /X/      /X/      /X/       /X/
certificates of deposit, time        liquidity, political
deposits and bankers' acceptances
of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short     credit, currency,      /X/(1)      /X/        /X/          /X/      /X/      /X/       /X/
term debt issued by domestic and     interest rate,
foreign banks or corporations.       liquidity, market,
These securities are usually         political
discounted and are rated by S&P,
Moody's or other nationally
recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and  credit, currency,      /X/(1)      /X/        /X/          /X/      /X/      / /       / /
foreign debt securities that can be  interest rate,
converted into equity securities at  liquidity, market,
a future time and price.             political, valuation

CORPORATE BONDS Debt securities of   credit, currency,      /X/(1)      /X/        /X/          /X/      /X/      /X/       / /
domestic and foreign industrial,     interest rate,
utility, banking and other           liquidity, market,
financial institutions.              political, valuation

MORTGAGES (DIRECTLY HELD) Domestic   credit,                /X/         /X/        /X/          /X/      /X/      / /       / /
debt instrument which gives the      environmental,
lender a lien on property as         extension, interest
security for the loan payment.       rate, liquidity,
                                     market, natural
                                     event, political,
                                     prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic  credit, currency,      /X/(1)      /X/        /X/          /X/      /X/      /X/       /X/
and foreign securities (such as      extension, interest
Federal Home Loan Banks, Freddie     rate, leverage,
Macs, Fannie Maes) which represent   market, political,
interests in pools of mortgages,     prepayment
whereby the principal and interest
paid every month is passed through
to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of    currency, extension,   /X/(1)(2)   /X/(2)     /X/(1)(2)    /X/(2)   /X/(2)   /X/(2)    /X/(2)
domestic and foreign                 interest rate,
mortgage-backed securities with the  leverage, liquidity,
promise to purchase similar          market, political,
securities at a later date.          prepayment
Segregated liquid assets are used
to offset leverage risk.

PARTICIPATION INTERESTS Interests    credit, currency,      /X/         /X/        /X/          /X/      /X/      /X/       / /
that represent a share of bank debt  extension, interest
or similar securities or             rate, liquidity,
obligations.                         political, prepayment

PRIVATE PLACEMENTS Bonds or other    credit, interest       /X/         /X/        /X/          /X/      /X/      /X/       / /
investments that are sold directly   rate, liquidity,
to an institutional investor.        market, valuation

REITs AND OTHER REAL-ESTATE RELATED  credit, interest       /X/         /X/        /X/          /X/      /X/      /X/       / /
INSTRUMENTS Securities of issuers    rate, liquidity,
that invest in real estate or are    market, natural
secured by real estate.              event, prepayment,
                                     valuation

REPURCHASE AGREEMENTS Contracts      credit                 /X/         /X/        /X/          /X/      /X/      /X/       /X/
whereby the Fund agrees to purchase
a security and resell it to the
seller on a particular date and at
a specific price.

REVERSE REPURCHASE AGREEMENTS        credit, leverage       /X/(1)      /X/(2)     /X/(1)(2)    /X/(2)   /X/(1)   /X/(2)    /X/(2)
Contracts whereby the Fund sells a
security and agrees to repurchase
it from the buyer on a particular
date and at a specific price.
Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND      credit, currency,      /X/(1)      /X/        /X/          /X/      /X/      / /       / /
DEBT OF SUPRANATIONAL ORGANIZATIONS  interest rate,
Dollar- or non-dollar-denominated    market, political
securities issued by foreign
governments or supranational
organizations. Brady bonds are
issued in connection with debt
restructurings.

SWAPS Contractual agreement whereby  credit, currency,      /X/         /X/        /X/          /X/      /X/      /X/       /X/
a party agrees to exchange periodic  interest rate,
payments with a counterparty.        leverage, market,
Segregated liquid assets are used    political, valuation
to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES      credit, interest       /X/         /X/        /X/          /X/      /X/      /X/       /X/
Securities, generally issued as      rate, market, natural
general obligation and revenue       event, political
bonds, whose interest is exempt
from federal taxation and state
and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt      interest rate          /X/         /X/        /X/          /X/      /X/      /X/       /X/
instruments (Treasury bills, notes
and bonds) guaranteed by the U.S.
government for the timely payment
of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND         credit, currency,      /X/         /X/        /X/          /X/      /X/      /X/       /X/
DEFERRED PAYMENT SECURITIES          interest rate,
Domestic and foreign securities      liquidity, market,
offering non-cash or delayed-cash    political, valuation
payment. Their prices are typically
more volatile than those of some
other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1)  All foreign securities in the aggregate may not exceed
     25% of the Fund's assets.

(2) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

JPMORGAN
  INCOME FUNDS

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                    AND REWARD
MARKET CONDITIONS

- Each Fund's share price, yield,    - Bonds have generally outperformed  - Under normal circumstances, the
  and total return will fluctuate      money market investments over the    Funds plan to remain fully
  in response to bond market           long term, with less risk than       invested in bonds and other fixed
  movements                            stocks                               income securities and may invest
                                                                            uninvested cash in affiliated
- The value of most bonds will fall  - Most bonds will rise in value        money market funds
  when interest rates rise; the        when interest rates fall
  longer a bond's maturity and the                                        - Debt investments for the Funds
  lower its credit quality, the      - Mortgage-backed and asset-backed     may include U.S. and foreign
  more its value typically falls       securities and direct mortgages      corporate and government bonds,
                                       can offer attractive returns         mortgage-backed and asset-backed
- Adverse market conditions may                                             securities (except for the
  from time to time cause a Fund to                                         Fleming Emerging Markets Debt
  take temporary defensive                                                  Fund), convertible securities,
  positions that are inconsistent                                           participation interests and
  with its principal investment                                             private placements
  strategies and may hinder a Fund
  from achieving its investment                                           - The Funds seek to limit risk and
  objective                                                                 enhance total return or yields
                                                                            through careful management,
- Mortgage-backed and asset-backed                                          sector allocation, individual
  securities (securities                                                    securities selection and duration
  representing an interest in, or                                           management
  secured by, a pool of mortgages
  or other assets such as                                                 - During severe market downturns,
  receivables) and direct mortgages                                         the Funds have the option of
  could generate capital losses or                                          investing up to 100% of assets in
  periods of low yields if they are                                         high quality short-term
  paid off substantially earlier or                                         instruments
  later than anticipated
                                                                          - The adviser monitors interest
                                                                            rate trends, as well as
                                                                            geographic and demographic
                                                                            information related to
                                                                            mortgage-backed securities and
                                                                            mortgage prepayments

CREDIT QUALITY

- The default of an issuer would     - Investment-grade bonds have a      - Each Fund maintains its own
  leave a Fund with unpaid interest    lower risk of default                policies for balancing credit
  or principal                                                              quality against potential yields
                                     - Junk bonds offer higher yields       and gains in light of its
- Junk bonds (those rated BB, Ba or    and higher potential gains           investment goals
  lower) have a higher risk of
  default, tend to be less liquid,                                        - The adviser develops its own
  and may be more difficult to                                              ratings of unrated securities and
  value                                                                     makes a credit quality
                                                                            determination for unrated
                                                                            securities

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                    AND REWARD
FOREIGN INVESTMENTS

- A Fund could lose money because    - Foreign bonds, which represent a   - Foreign bonds are a primary
  of foreign government actions,       major portion of the world's         investment only for Global
  political instability, or lack of    fixed income securities, offer       Strategic Income and Emerging
  adequate and accurate information    attractive potential performance     Markets Debt Funds and may be a
                                       and opportunities for                significant investment for Short
- Currency exchange rate movements     diversification                      Term Bond, Bond, Bond II, and
  could reduce gains or create                                              Short Term Bond II
  losses                             - Favorable exchange rate movements
                                       could generate gains or reduce     - To the extent that a Fund invests
- Currency and investment risks        losses                               in foreign bonds, it may manage
  tend to be higher in emerging                                             the currency exposure of its
  markets; these markets also        - Emerging markets can offer higher    foreign investments relative to
  present higher liquidity and         returns                              its benchmark, and may hedge a
  valuation risks                                                           portion of its foreign currency
                                                                            exposure into the U.S. dollar
                                                                            from time to time (see also
                                                                            "Derivatives"); these currency
                                                                            management techniques may not be
                                                                            available for certain emerging
                                                                            markets investments

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities        - A Fund can take advantage of       - Each Fund segregates liquid
  before issue or for delayed          attractive transaction               assets to offset leverage risks
  delivery, it could be exposed to     opportunities
  leverage risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES

- A Fund could underperform its      - A Fund could outperform its        - The adviser focuses its active
  benchmark due to its sector,         benchmark due to these same          management on those areas where
  securities or duration choices       choices                              it believes its commitment to
                                                                            research can most enhance returns
                                                                            and manage risks in a consistent
                                                                            way

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                    AND REWARD
DERIVATIVES

- Derivatives such as futures,       - Hedges that correlate well with    - The Funds use derivatives, such
  options, swaps and forward           underlying positions can reduce      as futures, options, swaps and
  foreign currency contracts(1) that   or eliminate losses at low cost      forward foreign currency
  are used for hedging the                                                  contracts for hedging and for
  portfolio or specific securities   - A Fund could make money and          risk management (i.e., to adjust
  may not fully offset the             protect against losses if            duration or yield curve exposure,
  underlying positions and this        management's analysis proves         or to establish or adjust
  could result in losses to the        correct                              exposure to particular
  Fund that would not have                                                  securities, markets, or
  otherwise occurred                 - Derivatives that involve leverage    currencies); risk management may
                                       could generate substantial gains     include management of a Fund's
- Derivatives used for risk            at low cost                          exposure relative to its
  management may not have the                                               benchmark.
  intended effects and may result
  in losses or missed opportunities                                       - The Funds only establish hedges
                                                                            that they expect will be highly
- The counterparty to a derivatives                                         correlated with underlying
  contract could default                                                    positions

- Certain types of derivatives                                            - While the Funds may use
  involve costs to the Funds which                                          derivatives that incidentally
  can reduce returns                                                        involve leverage, they do not use
                                                                            them for the specific purpose of
- Derivatives that involve leverage                                         leveraging their portfolios
  could magnify losses
                                                                          - The Bond Fund II, Short Term Bond
- Derivatives used for non-hedging                                          Fund II, Strategic Income Fund
  purposes could cause losses that                                          and U.S. Treasury Income Fund may
  exceed the original investment                                            use derivative to increase income
                                                                            or gain.
- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                    AND REWARD
SECURITIES LENDING

- When a Fund lends a security,      - A Fund may enhance income through  - The adviser maintains a list of
  there is a risk that the loaned      the investment of the collateral     approved borrowers
  securities may not be returned if    received from the borrower
  the borrower or the lending agent                                       - The Funds receive collateral
  defaults                                                                  equal to at least 100% of the
                                                                            current value of securities
- The collateral will be subject to                                         loaned plus accrued interest
  the risks of the securities in
  which it is invested                                                    - The lending agents indemnify a
                                                                            Fund against borrower default

                                                                          - The adviser's collateral
                                                                            investment guidelines limit the
                                                                            quality and duration of
                                                                            collateral investment to minimize
                                                                            losses

                                                                          - Upon recall, the borrower must
                                                                            return the securities loaned
                                                                            within the normal settlement
                                                                            period

ILLIQUID HOLDINGS

- A Fund could have difficulty       - These holdings may offer more      - No Fund may invest more than 15%
  valuing these holdings precisely     attractive yields or potential       of net assets in illiquid
                                       growth than comparable widely        holdings
- A Fund could be unable to sell       traded securities
  these holdings at the time or                                           - To maintain adequate liquidity to
  price desired                                                             meet redemptions, each Fund may
                                                                            hold high quality short-term
                                                                            instruments (including repurchase
                                                                            agreements) and, for temporary or
                                                                            extraordinary purposes, may
                                                                            borrow from banks up to 33 1/3%
                                                                            of the value of its total assets
                                                                            or draw on a line of credit

SHORT-TERM TRADING

- Increased trading would raise a    - A Fund could realize gains in a    - The Funds may use short-term
  Fund's transaction costs             short period of time                 trading to take advantage of
                                                                            attractive or unexpected
- Increased short-term capital       - A Fund could protect against         opportunities or to meet demands
  gains distributions would raise      losses if a bond is overvalued       generated by shareholder activity
  shareholders' income tax             and its value later falls
  liability

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES


                                                                                     PER SHARE OPERATING PERFORMANCE:
                           ----------------------------------------------------------------------------------------------
                                        INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                      ---------------------------------------   -----------------------------------------
                                                      NET GAINS
                                                    (LOSSES) ON
                           NET ASSET          NET    SECURITIES                   DIVIDENDS
                              VALUE,   INVESTMENT         (BOTH    TOTAL FROM      FROM NET  DISTRIBUTIONS
                           BEGINNING       INCOME  REALIZED AND    INVESTMENT    INVESTMENT   FROM CAPITAL          TOTAL
                           OF PERIOD       (LOSS)   UNREALIZED)    OPERATIONS        INCOME          GAINS  DISTRIBUTIONS
BOND FUND^^@
Year Ended 8/31/04          $   9.94         0.33          0.33          0.66          0.33           0.30           0.63
Year Ended 8/31/03          $  10.04         0.40         (0.01)         0.39          0.41           0.08           0.49
11/1/01 Through 8/31/02     $  10.08         0.32          0.02          0.34          0.32           0.06           0.38
Year Ended 10/31/01         $   9.43         0.52^         0.70          1.22          0.57             --           0.57
Year Ended 10/31/00         $   9.41         0.58          0.02          0.60          0.58             --           0.58
Year Ended 10/31/99         $  10.09         0.55         (0.57)        (0.02)         0.56           0.10           0.66

EMERGING MARKETS
DEBT FUND^^^++
Year Ended 8/31/04          $   9.02         0.67          0.60          1.27          0.71             --           0.71
Year Ended 8/31/03          $   7.53         0.68          1.53          2.21          0.72             --           0.72
8/1/02 Through 8/31/02      $   7.05         0.05          0.49          0.54          0.06             --           0.06
Year Ended 7/31/02          $   7.82         0.77         (0.77)           --          0.77             --           0.77
Year Ended 7/31/01          $   8.77         0.88         (0.87)         0.01          0.96             --           0.96
Year Ended 7/31/00          $   7.29         0.95          1.42          2.37          0.89             --           0.89


  ^  Calculated based upon average shares outstanding.
 ^^  The Fund changed its fiscal year from October 31 to August 31.
^^^  The Fund changed its fiscal year end from July 31 to August 31.
  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.

 ++  Formerly known as the JPMorgan Fleming Emerging Markets Debt Fund.

                           PER SHARE OPERATING PERFORMANCE:                  RATIOS/SUPPLEMENTAL DATA:
                           ---------------------------------   --------------------------------------------------------
                                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                                                             ------------------------------------------
                                                               NET ASSETS,                        NET          EXPENSES
                            NET ASSET                               END OF                 INVESTMENT  WITHOUT WAIVERS,
                           VALUE, END              TOTAL            PERIOD          NET        INCOME    REIMBURSEMENTS
                            OF PERIOD             RETURN (b)    (MILLIONS)     EXPENSES        (LOSS)      AND EARNINGS
BOND FUND^^@
Year Ended 8/31/04           $   9.97               6.88%         $    189         0.66%         3.33%             0.78%
Year Ended 8/31/03           $   9.94               3.82%         $    308         0.66%         3.97%             0.76%
11/1/01 Through 8/31/02      $  10.04               3.57%         $    312         0.66%         3.95%             0.74%
Year Ended 10/31/01          $  10.08              13.32%         $    315         0.69%         5.77%             0.70%
Year Ended 10/31/00          $   9.43               6.61%         $    240         0.69%         6.19%             0.69%
Year Ended 10/31/99          $   9.41              (0.23%)        $    235         0.69%         5.72%             0.69%

EMERGING MARKETS
DEBT FUND^^^++
Year Ended 8/31/04           $   9.58              14.56%         $     36         1.26%(o)      7.01%             1.65%
Year Ended 8/31/03           $   9.02              30.49%         $     60         1.25%         8.11%             1.52%
8/1/02 Through 8/31/02       $   7.53               7.69%         $     41         1.25%         9.86%             1.30%
Year Ended 7/31/02           $   7.05              (0.67%)        $     35         1.25%         9.59%             1.54%
Year Ended 7/31/01           $   7.82              (0.17%)        $     35         1.25%        11.20%             1.92%
Year Ended 7/31/00           $   8.77              34.12%         $     20         1.25%        11.01%             1.95%

                                    RATIOS/SUPPLEMENTAL DATA:
                           --------------------------------------------
                           RATIOS TO AVERAGE NET ASSETS: #
                           --------------------------------
                                   NET INVESTMENT
                                    INCOME (LOSS)
                                 WITHOUT WAIVERS,             PORTFOLIO
                                   REIMBURSEMENTS              TURNOVER
                                     AND EARNINGS                  RATE (b)
BOND FUND^^@
Year Ended 8/31/04                           3.21%                  571%
Year Ended 8/31/03                           3.87%                  679%
11/1/01 Through 8/31/02                      3.87%                  572%
Year Ended 10/31/01                          5.76%                  423%(2)
Year Ended 10/31/00                          6.19%                  531%(2)
Year Ended 10/31/99                          5.72%                  465%(2)

EMERGING MARKETS
DEBT FUND^^^++
Year Ended 8/31/04                           6.62%                  166%
Year Ended 8/31/03                           7.84%                  157%
8/1/02 Through 8/31/02                       9.81%                   12%
Year Ended 7/31/02                           9.30%                  110%(3)
Year Ended 7/31/01                          10.53%                  141%(3)
Year Ended 7/31/00                          10.31%                  295%(3)


(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the fund invested all of its investable assets.
(3) Percentages prior to 9/10/01 reflect the portfolio turnover of Emerging Markets Debt Portfolio, in which the fund invested all of its investable assets.

(o)  Includes interest expense for custody overdraft of 1 basis point.

SELECT CLASS SHARES


                                                                                           PER SHARE OPERATING PERFORMANCE:
                                   -------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                              ---------------------------------------  ---------------------------------------
                                                              NET GAINS
                                                            (LOSSES) ON
                                   NET ASSET          NET    SECURITIES                  DIVIDENDS
                                      VALUE,   INVESTMENT         (BOTH    TOTAL FROM     FROM NET  DISTRIBUTIONS
                                   BEGINNING       INCOME  REALIZED AND    INVESTMENT   INVESTMENT   FROM CAPITAL   TAX RETURN
                                   OF PERIOD       (LOSS)   UNREALIZED)    OPERATIONS       INCOME          GAINS   OF CAPITAL
GLOBAL STRATEGIC INCOME FUND^^@
Year Ended 8/31/04                  $   8.92         0.49^         0.16          0.65         0.49             --           --
Year Ended 8/31/03                  $   8.65         0.45^         0.27          0.72         0.45             --           --
11/1/01 Through 8/31/02             $   8.95         0.45         (0.31)         0.14         0.42             --         0.02
Year Ended 10/31/01                 $   9.42         0.67^        (0.38)         0.29         0.76             --           --
Year Ended 10/31/00                 $   9.47         0.87         (0.26)         0.61         0.66             --           --
Year Ended 10/31/99                 $   9.84         0.60         (0.38)         0.22         0.59             --           --

SHORT TERM BOND FUND^^@
Year Ended 8/31/04                  $   9.86         0.22         (0.02)         0.20         0.22             --           --
Year Ended 8/31/03                  $  10.04         0.26         (0.03)         0.23         0.27           0.14           --
11/1/01 Through 8/31/02             $  10.03         0.28          0.04          0.32         0.27           0.04           --
Year Ended 10/31/01                 $   9.61         0.51^         0.46          0.97         0.55             --           --
Year Ended 10/31/00                 $   9.70         0.58         (0.09)         0.49         0.58             --           --
Year Ended 10/31/99                 $  10.00         0.57         (0.31)         0.26         0.51           0.05           --

SHORT TERM BOND FUND II^^
Year Ended 8/31/04                  $  10.25         0.23^        (0.03)         0.20         0.23             --           --+
Year Ended 8/31/03                  $  10.35         0.27^        (0.05)         0.22         0.27           0.05           --+
11/1/01 Through 8/31/02             $  10.40         0.26          0.07          0.33         0.27           0.11           --
Year Ended 10/31/01                 $   9.90         0.42^         0.57          0.99         0.49             --           --
Year Ended 10/31/00                 $   9.95         0.59         (0.05)         0.54         0.59             --           --
Year Ended 10/31/99                 $  10.15         0.49         (0.20)         0.29         0.49             --           --



  ^  Calculated based upon average shares outstanding.

 ^^  The Fund changed its fiscal year end from October 31 to August 31.
  +  Amount rounds to less than 0.005

  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
(b)  Not annualized for periods less than one year.

                                     PER SHARE OPERATING PERFORMANCE:                      RATIOS/SUPPLEMENTAL DATA:
                                   ---------------------------------------      ----------------------------------------------
                                                                                              RATIOS TO AVERAGE NET ASSETS: #
                                                                                              --------------------------------
                                                                                 NET ASSETS,                               NET
                                                    NET ASSET                         END OF                        INVESTMENT
                                           TOTAL   VALUE, END        TOTAL            PERIOD          NET               INCOME
                                   DISTRIBUTIONS    OF PERIOD       RETURN (b)    (MILLIONS)     EXPENSES               (LOSS)
GLOBAL STRATEGIC INCOME FUND^^@
Year Ended 8/31/04                          0.49     $   9.08         7.48%         $      2         1.01%(o)             5.44%
Year Ended 8/31/03                          0.45     $   8.92         8.48%         $      3         1.00%                5.10%
11/1/01 Through 8/31/02                     0.44     $   8.65         1.61%         $      5         1.00%                6.08%
Year Ended 10/31/01                         0.76     $   8.95         5.46%         $      5         1.00%                7.32%
Year Ended 10/31/00                         0.66     $   9.42         6.57%         $      7         1.00%                7.05%
Year Ended 10/31/99                         0.59     $   9.47         2.26%         $      9         1.00%                6.35%

SHORT TERM BOND FUND^^@
Year Ended 8/31/04                          0.22     $   9.84         1.99%         $     94         0.58%                2.22%
Year Ended 8/31/03                          0.41     $   9.86         2.28%         $    122         0.56%                2.59%
11/1/01 Through 8/31/02                     0.31     $  10.04         3.21%         $    122         0.57%                3.22%
Year Ended 10/31/01                         0.55     $  10.03        10.39%         $     67         0.60%                5.22%
Year Ended 10/31/00                         0.58     $   9.61         5.19%         $     38         0.60%                6.00%
Year Ended 10/31/99                         0.56     $   9.70         2.70%         $     39         0.57%                5.24%

SHORT TERM BOND FUND II^^
Year Ended 8/31/04                          0.23     $  10.22         2.01%         $    492         0.50%                2.26%
Year Ended 8/31/03                          0.32     $  10.25         2.15%         $    342         0.50%                2.58%
11/1/01 Through 8/31/02                     0.38     $  10.35         3.30%         $    144         0.50%                2.91%
Year Ended 10/31/01                         0.49     $  10.40        10.29%         $    144         0.50%                4.15%
Year Ended 10/31/00                         0.59     $   9.90         5.56%         $     21         0.45%                5.99%
Year Ended 10/31/99                         0.49     $   9.95         2.97%         $     28         0.42%                4.89%

                                                  RATIOS/SUPPLEMENTAL DATA:
                                   ---------------------------------------------------------
                                         RATIOS TO AVERAGE NET ASSETS: #
                                   -------------------------------------------
                                                                NET INVESTMENT
                                               EXPENSES          INCOME (LOSS)
                                       WITHOUT WAIVERS,       WITHOUT WAIVERS,     PORTFOLIO
                                         REIMBURSEMENTS         REIMBURSEMENTS      TURNOVER
                                   AND EARNINGS CREDITS   AND EARNINGS CREDITS          RATE (b)
GLOBAL STRATEGIC INCOME FUND^^@
Year Ended 8/31/04                                 1.95%                  4.50%          152%
Year Ended 8/31/03                                 1.48%                  4.62%          248%
11/1/01 Through 8/31/02                            1.48%                  5.60%          178%
Year Ended 10/31/01                                2.63%                  5.69%          107%(4)
Year Ended 10/31/00                                2.50%                  5.55%          266%(4)
Year Ended 10/31/99                                1.54%                  5.81%          318%(4)

SHORT TERM BOND FUND^^@
Year Ended 8/31/04                                 0.73%                  2.07%          261%
Year Ended 8/31/03                                 0.71%                  2.44%          386%
11/1/01 Through 8/31/02                            0.72%                  3.07%          215%
Year Ended 10/31/01                                0.82%                  5.00%          160%(5)
Year Ended 10/31/00                                0.82%                  5.78%          271%(5)
Year Ended 10/31/99                                0.80%                  5.01%          398%(5)

SHORT TERM BOND FUND II^^
Year Ended 8/31/04                                 0.70%                  2.06%          253%
Year Ended 8/31/03                                 0.70%                  2.38%          319%
11/1/01 Through 8/31/02                            0.70%                  2.71%          192%
Year Ended 10/31/01                                0.77%                  3.88%          315%
Year Ended 10/31/00                                1.02%                  5.42%          139%
Year Ended 10/31/99                                1.02%                  4.29%          302%


  #  Short periods have been annualized.
(4) Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.
(5) Percentages prior to 9/10/01 reflect the portfolio turnover of the Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

(o)  Includes interest expense for custody overdraft of 1 basis point.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528


If you buy shares through a Financial Intermediary Please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. for each of the Funds, except Short Term Bond Fund II is 811-21295.

Investment Company Act File No. for Short Term Bond Fund II is 811-5151.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-INCS-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
INCOME
FUNDS

ULTRA SHARES


BOND FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Bond Fund                                                                      1

The Fund's Management and Administration                                       7

How to Do Business with the Fund                                               9

    Purchasing Fund Shares                                                     9

    Exchanging Fund Shares                                                    12

    Redeeming Fund Shares                                                     13

Shareholder Information                                                       16

    Distributions and Taxes                                                   16

    Availability of Proxy Voting Record                                       17

    Portfolio Holdings Disclosure                                             17

Investments                                                                   18

Risk and Reward Elements                                                      20

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            24

Financial Highlights                                                          26

How To Reach Us                                                       BACK COVER

JPMORGAN
  BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 18-23.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed-income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995   18.42%
1996    3.30%
1997    9.21%
1998    7.74%
1999   -0.29%
2000   10.95%
2001    7.54%
2002    8.98%
2003    4.37%
2004    5.30%


BEST QUARTER 2nd quarter, 1995      6.30%
WORST QUARTER 2nd quarter, 2004    -2.73%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Ultra Shares were launched on 9/10/01 is based on the performance of the ultra feeder, that was merged out of existence (whose investment program was identical to and whose expenses were similar to those of the Ultra Shares) from 12/15/97 to 9/10/01. Returns for the period from 1/1/95 to 12/15/97 reflect performance of the institutional feeder.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                               PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
ULTRA SHARES

Return Before Taxes                                                   5.30            7.40             7.44
Return After Taxes on Distributions                                   3.07            5.01             4.90
Return After Taxes on Distributions and Sale of Fund Shares           3.72            4.93             4.83
-----------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   4.34            7.71             7.72
-----------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     4.29            7.33             7.21



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR ULTRA SHARES
The expenses of the Ultra Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM ULTRA SHARES ASSETS)


MANAGEMENT FEES                                                                         0.30
DISTRIBUTION (RULE 12b-1) FEES                                                          NONE
SHAREHOLDER SERVICE FEES                                                                NONE
OTHER EXPENSES(1)                                                                       0.16
--------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                         0.46
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                              (0.06)
--------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                         0.40



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of Ultra Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.40% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Ultra Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Ultra Shares and your actual costs may be higher or lower.


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  41                 136                 246                  568

THE FUND'S MANAGEMENT
  AND ADMINISTRATION

The Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers) of 0.30% of average daily net assets.


THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR

JPMorgan Fund's Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the Ultra Class Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries entities under which it will pay all or a portion of the 0.05% annual fee to such entities for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMorgan Distribution Services, Inc. (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.


WHO CAN BUY SHARES?

Ultra Shares may be purchased by investors (i) whose investments in the Fund are made and directed on their behalf by investment representatives at JPMorgan Investment Advisors Inc., JPMIM, Bank One Trust Company, N.A., or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account) and (ii) whose Discretionary Account's initial investment in the Fund is at least $20,000,000.

Ultra Shares also may be purchased by 401(k) plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A., where the plan's investment in the Fund is at least $20,000,000.


Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by the Fund before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.


If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.


The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.


The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Ultra Shares of the Fund are subject to a $20,000,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There are no minimum levels for subsequent purchases.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the

Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:


-  JPMorgan Funds; or


-  The specific Fund in which you are investing.


Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.


If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?

Ultra shares of a Fund may be exchanged for Ultra shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


-  All required documentation in proper form accompanies your exchange request.


ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.


A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption requests.

Redemption requests received by the Fund or an authorized agent of the Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption request. The Fund may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is received.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.


Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Fund may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);


3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gain distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares.Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  INCOME FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                               /X/ Permitted
                                                               / / Not permitted

                                                                                                                          BOND
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from           credit, interest rate, market, prepayment        /X/
specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and   credit, currency, liquidity, political           /X/(1)
bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and        credit, currency, interest rate,                 /X/(1)
foreign banks or corporations. These securities are usually discounted   liquidity, market, political
and are rated by S&P, Moody's or other nationally recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can     credit, currency, interest rate,                 /X/(1)
be converted into equity securities at a future time and price.          liquidity, market, political, valuation

CORPORATE BONDS Debt securities of domestic and foreign industrial,      credit, currency, interest rate,                 /X/(1)
utility, banking and other financial institutions.                       liquidity, market, political, valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the       credit, environmental, extension,                /X/
lender a lien on property as security for the loan payment.              interest rate, liquidity, market, natural
                                                                         event, political, prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as      credit, currency, extension, interest            /X/(1)
Federal Home Loan Banks, Freddie Macs, Fannie Maes) which represent      rate, leverage, market, political,
interests in pools of mortgages, whereby the principal and interest      prepayment
paid every month is passed through to the holder of the securities.
                                                                         currency, extension, interest rate,
MORTGAGE DOLLAR-ROLLS The sale of domestic or foreign mortgage-backed    leverage, liquidity, market, political,          /X/(1),(2)
securities with the promise to purchase similar securities at a later    prepayment
date. Segregated liquid assets are used to offset leverage risk.
                                                                         credit, currency, extension, interest
PARTICIPATION INTERESTS Interests that represent a share of domestic     rate, liquidity, political, prepayment           /X/
or foreign bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly     credit, interest rate, liquidity, market,        /X/
to an institutional investor.                                            valuation

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers    credit, interest rate, liquidity, market,        /X/
that invest in real estate or are secured by real estate.                natural event, prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a    credit                                           /X/
security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a         credit, leverage                                 /X/(2)
security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL ORGANIZATIONS      credit, currency, interest rate, market,         /X/(1)
Dollar- or non-dollar-denominated securities issued by foreign           political
governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange           credit, currency, interest rate,                 /X/
periodic payments with a counterparty. Segregated liquid assets are      leverage, market, political, valuation
used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as          credit, interest rate, market, natural           /X/
general obligation and revenue bonds, whose interest is exempt from      event, political
federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes and   interest rate                                    /X/
bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES Domestic and    credit, currency, interest rate,                 /X/(1)
foreign securities offering non-cash or delayed-cash payment. Their      liquidity, market, political, valuation
prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

- The Fund's share price, yield and       - Bonds have generally outperformed       - Under normal circumstances the Fund
  total return will fluctuate in            money market investments over the long    plans to remain fully invested in
  response to bond market movements         term, with less risk than stocks          bonds and other fixed income
                                                                                      securities and may invest uninvested
- The value of most bonds will fall when  - Most bonds will rise in value when        cash in affiliated money market funds
  interest rates rise; the longer a         interest rates fall
  bond's maturity and the lower its                                                 - Bond investments may include U.S. and
  credit quality, the more its value      - Mortgage-backed and asset-backed          foreign corporate and government
  typically falls                           securities and direct mortgages can       bonds, mortgage-backed and asset
                                            offer attractive returns                  backed securities, convertible
- Adverse market conditions may from                                                  securities, participation interests
  time to time cause the Fund to take                                                 and private placements
  temporary defensive positions that are
  inconsistent with its principal                                                   - The Fund seeks to limit risk and
  investment strategies and may hinder                                                enhance total return or yields through
  the Fund from achieving its investment                                              careful management, sector allocation,
  objective                                                                           individual securities selection and
                                                                                      duration management
- Mortgage-backed and asset-backed
  securities (securities representing an                                            - During severe market downturns, the
  interest in, or secured by, a pool of                                               Fund has the option of investing up to
  mortgages or other assets such as                                                   100% of assets in high quality
  receivables) and direct mortgages                                                   short-term instruments
  could generate capital losses or
  periods of low yields if they are paid                                            - The adviser monitors interest rate
  off substantially earlier or later                                                  trends, as well as geographic and
  than anticipated                                                                    demographic information related to
                                                                                      mortgage-backed securities and
                                                                                      mortgage prepayments

CREDIT QUALITY

- The default of an issuer would leave    - Investment-grade bonds have a lower     - The Fund maintains its own policies
  the Fund with unpaid interest or          risk of default                           for balancing credit quality against
  principal                                                                           potential yields and gains in light of
                                          - Junk bonds offer higher yields and        its investment goals
- Junk bonds (those rated BB/Ba or          higher potential gains
  lower) have a higher risk of default,                                             - The adviser develops its own ratings
  tend to be less liquid and may be more                                              of unrated securities and makes a
  difficult to value                                                                  credit quality determination for
                                                                                      unrated securities

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS

- The Fund could lose money because of    - Foreign bonds, which represent a        - Foreign bonds may be a significant
  foreign government actions, political     major portion of the world's fixed        investment for the Fund
  instability or lack of adequate and       income securities, offer attractive
  accurate information                      potential performance and               - To the extent that the Fund invests
                                            opportunities for diversification         in foreign bonds, it may manage the
- Currency exchange rate movements                                                    currency exposure of its foreign
  could reduce gains or create losses     - Favorable exchange rate movements         investments relative to its
                                            could generate gains or reduce losses     benchmark, and may hedge a portion of
- Currency and investment risks tend to                                               its foreign currency exposure into the
  be higher in emerging markets; these    - Emerging markets can offer higher         U.S. dollar from time to time (see
  markets also present higher liquidity     returns                                   also "Derivatives"); these currency
  and valuation risks                                                                 management techniques may not be
                                                                                      available for certain emerging markets
WHEN-ISSUED AND DELAYED DELIVERY                                                      investments
SECURITIES

- When the Fund buys securities before    - The Fund can take advantage of          - The Fund segregates liquid assets to
  issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform its         - The Fund could outperform its           - The adviser focuses its active
  benchmark due to its sector,              benchmark due to these same choices       management on those areas where it
  securities or duration choices                                                      believes its commitment to research
                                                                                      can most enhance returns and manage
                                                                                      risks in a consistent way

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

- Derivatives such as futures, options,   - Hedges that correlate well with         - The Fund uses derivatives, such as
  swaps and forward foreign currency        underlying positions can reduce or        futures, options, swaps and forward
  contracts(1) that are used for hedging    eliminate losses at low cost              foreign currency contracts for hedging
  the portfolio or specific securities                                                and for risk management (i.e., to
  may not fully offset the underlying     - The Fund could make money and protect     adjust duration or yield curve
  positions and this could result in        against losses if management's            exposure or to establish or adjust
  losses to the Fund that would not have    analysis proves correct                   exposure to particular securities,
  otherwise occurred                                                                  markets or currencies); risk
                                          - Derivatives that involve leverage         management may include management of
- Derivatives used for risk management      could generate substantial gains at       the Fund's exposure relative to its
  may not have the intended effects         low cost                                  benchmark
  and may result in losses or missed
  opportunities                                                                     - The Fund only establishes hedges that
                                                                                      it expects will be highly correlated
- The counterparty to a derivatives                                                   with underlying positions
  contract could default
                                                                                    - While the Fund may use derivatives
- Certain types of derivatives involve                                                that incidentally involve leverage, it
  costs to the Fund which can reduce                                                  does not use them for the specific
  returns                                                                             purpose of leveraging its portfolio

- Derivatives that involve leverage
  could magnify losses

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets and defer recognition of
  certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

- When the Fund lends a security,         - The Fund may enhance income through     - The adviser maintains a list of
  there is a risk that the loaned           the investment of the collateral          approved borrowers
  securities may not be returned if the     received from the borrower
  borrower or the lending agent defaults                                            - The Fund receives collateral equal to
                                                                                      at least 100% of the current value of
- The collateral will be subject to the                                               securities loaned plus accrued
  risks of the securities in which it is                                              interest
  invested
                                                                                    - The lending agents indemnify the Fund
                                                                                      against borrower default

                                                                                    - The adviser's collateral investment
                                                                                      guidelines limit the quality and
                                                                                      duration of collateral investment to
                                                                                      minimize losses

                                                                                    - Upon recall, the borrower must return
                                                                                      the securities loaned within the
                                                                                      normal settlement period

ILLIQUID HOLDINGS

- The Fund could have difficulty valuing  - These holdings may offer more           - The Fund may not invest more than 15%
  these holdings precisely                  attractive yields or potential growth     of net assets in illiquid holdings
                                            than comparable widely traded
- The Fund could be unable to sell these    securities                              - To maintain adequate liquidity to meet
  holdings at the time or price desired                                               redemptions, the Fund may hold high
                                                                                      quality short-term instruments
                                                                                      (including repurchase agreements)
                                                                                      and, for temporary or extraordinary
                                                                                      purposes, may borrow from banks up to
                                                                                      33 1/3% of the value of its total
                                                                                      assets or draw on a line of credit

SHORT-TERM TRADING

- Increased trading would raise the       - The Fund could realize gains in a       - The Fund may use short-term trading to
  Fund's transaction costs                  short period of time                      take advantage of attractive or
                                                                                      unexpected opportunities or to meet
- Increased short-term capital gains      - The Fund could protect against losses     demands generated by shareholder
  distributions would raise                 if a bond is overvalued and its value     activity
  shareholders' income tax liability        later falls

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for each of the past one through seven fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which is available upon request.

ULTRA SHARES@



                                                                     PER SHARE OPERATING PERFORMANCE:
                                    --------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                               -------------------------------------  ------------------------------------------
                                                              NET GAINS
                                                            (LOSSES) ON
                                    NET ASSET         NET    SECURITIES                DIVIDENDS
                                       VALUE,  INVESTMENT         (BOTH   TOTAL FROM    FROM NET  DISTRIBUTIONS
                                    BEGINNING      INCOME  REALIZED AND   INVESTMENT  INVESTMENT   FROM CAPITAL            TOTAL
                                    OF PERIOD      (LOSS)   UNREALIZED)   OPERATIONS      INCOME          GAINS    DISTRIBUTIONS
BOND FUND
Year Ended 8/31/04                   $   9.95        0.36          0.32         0.68        0.36           0.30             0.66
Year Ended 8/31/03                   $  10.05        0.43         (0.02)        0.41        0.43           0.08             0.51
11/1/01 Through 8/31/02^^            $  10.09        0.34          0.02         0.36        0.34           0.06             0.40
Year Ended 10/31/01                  $   9.47        0.54^         0.72         1.26        0.62           0.02             0.64
Year Ended 10/31/00                  $   9.46        0.64         (0.02)        0.62        0.61             --             0.61
Year Ended 10/31/99                  $  10.02        0.60         (0.57)        0.03        0.59             --             0.59



 @ Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.
^^   The fund changed its fiscal year from October 31 to August 31.
 ^   Calculated based upon average shares outstanding.

                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                                    NET ASSET
                                   VALUE, END       TOTAL
                                    OF PERIOD      RETURN(b)
BOND FUND
Year Ended 8/31/04                   $   9.97        7.05%
Year Ended 8/31/03                   $   9.95        4.08%
11/1/01 Through 8/31/02^^            $  10.05        3.80%
Year Ended 10/31/01                  $  10.09       13.63%
Year Ended 10/31/00                  $   9.47        6.92%
Year Ended 10/31/99                  $   9.46        0.28%

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                ---------------------------------------------------------------------------------------------------
                                                                      RATIOS TO AVERAGE NET ASSETS: #
                                                 ---------------------------------------------------------------------
                                                                                                        NET INVESTMENT
                                  NET ASSETS,                       NET                 EXPENSES         INCOME (LOSS)
                                       END OF                INVESTMENT         WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                       PERIOD         NET        INCOME           REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                                   (MILLIONS)    EXPENSES        (LOSS)     AND EARNINGS CREDITS  AND EARNINGS CREDITS       RATE(b)
BOND FUND
Year Ended 8/31/04                   $    381        0.40%         3.59%                    0.56%                 3.43%       571%
Year Ended 8/31/03                   $    444        0.40%         4.19%                    0.55%                 4.04%       679%
11/1/01 Through 8/31/02^^            $    609        0.40%         4.20%                    0.53%                 4.07%       572%
Year Ended 10/31/01                  $    598        0.37%         6.08%                    0.47%                 5.98%       423%x
Year Ended 10/31/00                  $    466        0.35%         6.49%                    0.42%                 6.42%       531%x
Year Ended 10/31/99                  $    299        0.36%         6.08%                    0.49%                 5.95%       465%x



(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  x Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528


If you buy your shares through a Financial Intermediary, you may contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-BU-205

PROSPECTUS FEBRUARY 19, 2005

JPMORGAN
INCOME
FUNDS
CLASS A SHARES

ENHANCED INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Enhanced Income Fund                                                           1

The Fund's Management and Administration                                       7

How to Do Business with the Fund                                               9

    Purchasing Fund Shares                                                     9

    Sales Charges                                                             13

    Rule 12b-1 Fees                                                           16

    Exchanging Fund Shares                                                    17

    Redeeming Fund Shares                                                     17

Shareholder Information                                                       20

    Distributions and Taxes                                                   20

    Availability of Proxy Voting Record                                       21

    Portfolio Holdings Disclosure                                             21

Investments                                                                   22

Risk and Reward Elements                                                      24

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates                                     29

How To Reach Us                                                       BACK COVER

JPMORGAN
  ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages 22-28.


THE FUND'S OBJECTIVE
The Fund seeks to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will be no longer than 1.5 years. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure and credit and spread volatility.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality, including at least 75% rated A or better.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlyng assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the fund's foreign

                                                     PROSPECTUS FEBRUARY 19 2005


holdings can be affected by currency exchange rates and exchange control regulations.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the 3 Month LIBOR index, a broad-based securities market index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front sales loads.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2002     1.84%
2003     0.99%
2004     1.58%


BEST QUARTER 2nd quarter, 2002           0.76%
WORST QUARTER 3rd quarter, 2003         -0.01%



* The Fund's performance for Class A Shares is based on the performance of the Institutional Class Shares of the Fund (which invests in the same portfolio of securities, but are not offered in this prospectus). The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                                PAST 1 YEAR     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                                   (1.43)            0.49
Return After Taxes on Distributions                                                   (2.00)           (0.25)
Return After Taxes on Distributions and Sale of Fund Shares                           (0.93)           (0.02)
------------------------------------------------------------------------------------------------------------
3 MONTH LIBOR INDEX
(REFLECTS NO DEDUCTION FOR FEES EXPENSES OR TAXES)^                                    1.47             1.57



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of the Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                              CLASS A SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                       3.00*

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS %
OF LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                              NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."


** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


MANAGEMENT FEES                                                             0.25
DISTRIBUTION (12b-1) FEES                                                   0.25
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.60
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.35
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   0.60)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.75


(1) "Other Expenses" are based on estimated expenses for the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.


                                                    1 YEAR   3 YEARS     5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                           374       607         913      1,780


*    Assumes sales charge is deducted when shares are purchased.

THE FUND'S MANAGEMENT
  AND ADMINISTRATION

The Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers) of 0.14% as a percentage of average daily net assets.


THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc., (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS
  WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.


WHO CAN BUY SHARES?
Class A shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A Shares, which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.


Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."


Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.


Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.


NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.


Class A Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Subsequent investments must be at least $25 per Fund.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.


For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.


Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:


-  JPMorgan Funds; or


-  The specific Fund in which you are investing.


Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.


If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. You may purchase additional Class A Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:


-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges from the sale of certain share classes, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.


CLASS A SHARES

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."


TOTAL SALES CHARGE FOR FUND

                     SALES
                    CHARGE        SALES
                    AS A %       CHARGE   COMMISSION
                    OF THE       AS A %    AS A % OF
AMOUNT OF         OFFERING      OF YOUR     OFFERING
PURCHASES            PRICE   INVESTMENT        PRICE
----------------------------------------------------
LESS THAN
$100,000              3.00         3.09         2.70

$100,000-
$249,999              2.50         2.56         2.18

$250,000-
$499,999              2.00         2.04         1.64

$500,000-
$999,999              1.50         1.52         1.20

$1,000,000
OR MORE*              NONE         NONE             **

* There is no front-end sales charge for investments of $1 million or more in a Fund.


** If you purchase $1 million or more of Class A Shares of the Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 0.50% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGES

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.


RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:


1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.


IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Fund may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a

Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Fund's Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.


WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.


2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.


3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

     -    The JPMorgan Funds.

     -    JPMorgan Chase and its subsidiaries and affiliates.

4.   Bought by employees of:

     - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

     - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

     -    Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

     - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

     - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

     - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

     - Tuition programs that qualify under Section 529 of the Internal Revenue Code.


     - A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.


     - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

     -    Employer-sponsored health savings accounts established pursuant to
          Section 223 of the Internal Revenue Code.


6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.


To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-480-4111 for complete instructions.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.


ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Fund, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.


WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.


Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.


If you select this option, please keep in mind that It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an upfront sales charge.


If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Fund may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);


3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gain distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is only a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  INCOME FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                               /X/ Permitted
                                                               / / Not permitted


                                                                                                                       ENHANCED
                                                                   RELATED TYPES OF RISK                                INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from     credit, interest rate, market, prepayment             /X/
specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time          credit, currency, liquidity, political                /X/(1)
deposits and bankers' acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and  credit, currency, interest rate, liquidity,           /X/(1)
foreign banks or corporations. These securities are usually        market, political
discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that   credit, currency, interest rate, liquidity,           /X/(1)
can be converted into equity securities at a future time and       market, political, valuation
price.

CORPORATE BONDS Debt securities of domestic and foreign            credit, currency, interest rate, liquidity,           /X/(1)
industrial, utility, banking and other financial institutions.     market, political, valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives     credit, environmental, extension, interest            /X/
the lender a lien on property as security for the loan payment.    rate, liquidity, market, natural event,
                                                                   political, prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such   credit, currency, extension, interest rate,           /X/(1)
as Federal Home Loan Banks, Freddie Macs, Fannie Maes) which       leverage, market, political, prepayment
represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign             currency, extension, interest rate,                   /X/(1),(2)
mortgage-backed securities with the promise to purchase similar    leverage, liquidity, market, political,
securities at a later date. Segregated liquid assets are used to   prepayment
offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank   credit, currency, extension, interest rate,           /X/
debt or similar securities or obligations.                         liquidity, political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold        credit, interest rate, liquidity, market,             /X/
directly to an institutional investor.                             valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of      credit, interest rate, liquidity, market,             /X/
issuers that invest in real estate or are secured by real estate.  natural event, prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to         credit                                                /X/
purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a   credit, leverage                                      /X/(2)
security and agrees to repurchase it from the buyer on a
particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL              credit, currency, interest rate, market,              /X/(1)
ORGANIZATIONS Dollar- or non-dollar-denominated securities issued  political by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange     credit, currency, interest rate, leverage,            /X/
periodic payments with a counterparty. Segregated liquid assets    market, political, valuation
are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as    credit, interest rate, market, natural                /X/
general obligation and revenue bonds, whose interest is exempt     event, political
from federal taxation and state and/or local taxes in the state where the securities were issued.
                                                                                                                         /X/
U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills,       interest rate
notes and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES Domestic  credit, currency, interest rate, liquidity,           /X/(1)
and foreign securities offering non-cash or delayed-cash payment.  market, political, valuation
Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

-  The Fund's share price, yield and      -  Bonds have generally outperformed      -  Under normal circumstances the Fund
   total return will fluctuate in            money market investments over the         plans to remain fully invested in
   response to bond market movements         long term, with less risk than stocks     bonds and other fixed income
                                                                                       securities and may invest uninvested
-  The value of most bonds will fall      -  Most bonds will rise in value when        cash in affiliated money market funds
   when interest rates rise; the longer      interest rates fall
   a bond's maturity and the lower its                                              -  Bond investments may include U.S. and
   credit quality, the more its value     -  Mortgage-backed and asset-backed          foreign corporate and government
   typically falls                           securities and direct mortgages can       bonds, mortgage-backed and
                                             offer attractive returns                  asset-backed securities,
-  Adverse market conditions may from                                                  convertible securities, participation
   time to time cause a Fund to take                                                   interests and private placements
   temporary defensive positions that
   are inconsistent with its principal                                              -  The Fund seeks to limit risk and
   investment strategies and may hinder                                                enhance total return or yields
   a Fund from achieving its investment                                                through careful management, sector
   objective                                                                           allocation, individual securities
                                                                                       selection and duration management
-  Mortgage-backed and asset-backed
   securities (securities representing                                              -  During severe market down-turns, the
   an interest in, or secured by, a pool                                               Fund has the option of investing up
   of mortgages or other assets such                                                   to 100% of assets in high quality
   as receivables) and direct mortgages                                                short-term securities
   could generate capital losses
   or periods of low yields if they are                                             -  The adviser monitors interest rate
   paid off substantially earlier or                                                   trends, as well as geographic and
   later than anticipated                                                              demographic information related to
                                                                                       mortgage-backed securities and
                                                                                       mortgage prepayments

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
CREDIT QUALITY

-  The default of an issuer would leave   -  Investment-grade bonds have a lower    -  The Fund maintains its own policies
   a Fund with unpaid interest or            risk of default                           for balancing credit quality against
   principal                                                                           potential yields and gains in light
                                          -  Junk bonds offer higher yields and        of its investment goals
-  Junk bonds (those rated BB, Ba or         higher potential gains
   lower) have a higher risk of default,                                            -  The adviser develops its own ratings
   tend to be less liquid and may be                                                   of unrated securities and makes a
   more difficult to value                                                             credit quality determination for
                                                                                       unrated securities
FOREIGN INVESTMENTS

-  The Fund could lose money because      -  Foreign bonds, which represent a       -  Foreign bonds may be a significant
   of foreign government actions,            major portion of the world's fixed        investment for the Fund
   political instability or lack of          income securities, offer attractive
   adequate and accurate information         potential performance and              -  To the extent that the Fund invests
                                             opportunities for diversification         in foreign bonds, it may manage the
-  Currency exchange rate movements                                                    currency exposure of its foreign
   could reduce gains or create losses    -  Favorable exchange rate movements         investments relative to its
                                             could generate gains or reduce losses     benchmark, and may hedge a portion of
-  Currency and investment risks tend to                                               its foreign currency exposure into
   be higher in emerging markets; these   -  Emerging markets can offer higher         the U.S. dollar from time to time
   markets also present higher liquidity     returns                                   (see also "Derivatives"); these
   and valuation risks                                                                 currency management techniques may
                                                                                       not be available for certain emerging
                                                                                       markets investments

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities before   -  The Fund can take advantage of         -  The Fund segregates liquid assets
   issue or for delayed delivery, it         attractive transaction opportunities      to offset leverage risks
   could be exposed to leverage risk if
   it does not segregate liquid assets

MANAGEMENT CHOICES

-  The Fund could underperform its        -  The Fund could outperform its          -  The adviser focuses its active
   benchmark due to its sector,              benchmark due to these same choices       management on those areas where it
   securities or duration choices                                                      believes its commitment to research
                                                                                       can most enhance returns and manage
                                                                                       risks in a consistent way

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,  -  Hedges that correlate well with       -  The Fund uses derivatives, such as
   swaps and forward foreign currency        underlying positions can reduce or       futures, options, swaps and forward
   contracts(1) that are used for            eliminate losses at low cost             foreign currency contracts for
   hedging the portfolio or specific                                                  hedging and for risk management
   securities may not fully offset the    -  The Fund could make money and protect    (i.e., to adjust duration or yield
   underlying positions and this could       against losses if management's           curve exposure or to establish or
   result in losses to the Fund that         analysis proves correct                  adjust exposure to particular
   would not have otherwise occurred                                                  securities, markets or currencies);
                                          -  Derivatives that involve leverage         risk management may include
-  Derivatives used for risk management      could generate substantial gains at       management of a Fund's exposure
   may not have the intended effects and     low cost                                  relative to its benchmark
   may result in losses or missed
   opportunities                                                                    -  The Fund only establishes hedges that
                                                                                       it expects will be highly correlated
-  The counterparty to a derivatives                                                   with underlying positions
   contract could default
                                                                                    -  While the Fund may use derivatives
-  Certain types of derivatives involve                                                that incidentally involve leverage,
   costs to the Funds which can reduce                                                 it does not use them for the specific
   returns                                                                             purpose of leveraging its portfolios

-  Derivatives that involve leverage
   could magnify losses

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

-  When the Fund lends a security,        -  The Fund may enhance income through    -  The adviser maintains a list of
   there is a risk that the loaned           the investment of the collateral          approved borrowers
   securities may not be returned if the     received from the borrower
   borrower or the lending agent                                                    -  The Fund receives collateral equal to
   defaults                                                                            at least 100% of the current value of
                                                                                       securities loaned plus accrued
-  The collateral will be subject to the                                               interest
   risks of the securities in which it
   is invested                                                                      -  The lending agents indemnify the Fund
                                                                                       against borrower default

                                                                                    -  The adviser's collateral investment
                                                                                       guidelines limit the quality and
                                                                                       duration of collateral investment to
                                                                                       minimize losses

                                                                                    -  Upon recall, the borrower must return
                                                                                       the securities loaned within the
                                                                                       normal settlement period

ILLIQUID HOLDINGS

-  The Fund could have difficulty         -  These holdings may offer more          -  The Fund may not invest more than 15%
   valuing these holdings precisely          attractive yields or potential growth     of net assets in illiquid holdings
                                             than comparable widely traded
-  The Fund could be unable to sell          securities                             -  To maintain adequate liquidity to
   these holdings at the time or price                                                 meet redemptions, the Fund may hold
   desired                                                                             high quality short-term instruments
                                                                                       (including repurchase agreements and
                                                                                       reverse repurchase agreements) and,
                                                                                       for temporary or extraordinary
                                                                                       purposes, may borrow from banks up to
                                                                                       33 1/3% of the value of its total
                                                                                       assets or draw on a line of credit

SHORT-TERM TRADING

-  Increased trading would raise the      -  The Fund could realize gains in a      -  The Fund may use short-term trading
   Fund's transaction costs                  short period of time                      to take advantage of attractive or
                                                                                       unexpected opportunities or to meet
-  Increased short-term capital gains     -  The Fund could protect against losses     demands generated by shareholder
   distributions would raise                 if a bond is overvalued and its value     activity
   shareholders' income tax liability        later falls

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528


If you buy shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-EIA-205

PROSPECTUS FEBRUARY 19, 2005

JPMORGAN
INCOME
FUNDS

SELECT CLASS SHARES


ENHANCED INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Enhanced Income Fund                                     1

The Fund's Management and Administration                 7

How to Do Business with the Fund                         9

    Purchasing Fund Shares                               9

    Exchanging Fund Shares                              12

    Redeeming Fund Shares                               13

Shareholder Information                                 16

    Distributions and Taxes                             16

    Availability of Proxy Voting Record                 16

    Portfolio Holdings Disclosure                       17

Investments                                             18

Risk and Reward Elements                                20

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                               24

How To Reach Us                                 BACK COVER

JPMORGAN
  ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages 18-23.


THE FUND'S OBJECTIVE
The Fund seeks to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in taxable fixed-income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will be no longer than 1.5 years. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure and credit and spread volatility.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality, including at least 75% rated A or better.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

                                                     PROSPECTUS FEBRUARY 19 2005


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the 3 Month LIBOR Index, a broad-based securities market index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed to waive some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURN*,(1)


2002    1.84%
2003    0.99%
2004    1.58%


BEST QUARTER 2nd quarter, 2002          0.76%
WORST QUARTER 3rd quarter, 2003        -0.01%



* The Fund's performance for the Select Class Shares is based on the performance of the Institutional Class Shares of the Fund (which invest in the same portfolio of securities, but are not offered in this prospectus). During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                                PAST 1 YEAR     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                                    1.58             1.49
Return After Taxes on Distributions                                                    0.99             0.74
Return After Taxes on Distributions and Sale of Fund Shares                            1.02             0.82
------------------------------------------------------------------------------------------------------------
3 MONTH LIBOR INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                    1.47             1.57
------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.25
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.75
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.35)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.40


(1) "Other Expenses" are based on estimated expenses for the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.40% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  41                 174                 352                  869

THE FUND'S MANAGEMENT
  AND ADMINISTRATION


The Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1800-480-4111 to obtain more information concerning all of the Fund's share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04 the adviser was paid management fees (net of waivers) of 0.14% as a percentage of average daily net assets.


THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into services contracts with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.


WHO CAN BUY SHARES?
Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the Funds, or exchanges between or among the Funds, that indicates market timing or trading that they determine is abusive.


The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of that Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.


The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?


Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005, but they may not open new Select Class Share accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A accounts.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected.


Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:


-  JPMorgan Funds; or


-  The specific Fund in which you are investing.


Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.


If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


-  All required documentation in proper form accompanies your exchange request.


ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption requests.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.


Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM.

A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  INCOME FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                               /X/ Permitted
                                                               / / Not Permitted

                                                                                                                       ENHANCED
                                                                         RELATED TYPES OF RISK                          INCOME
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from           credit, interest rate, market, prepayment       /X/
specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and   credit, currency, liquidity, political          /X/(1)
bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and        credit, currency, interest rate,                /X/(1)
foreign banks or corporations. These securities are usually discounted   liquidity, market, political
and are rated by S&P, Moody's or another nationally recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can     credit, currency, interest rate,                /X/(1)
be converted into equity securities at a future time and price.          liquidity, market, political, valuation

CORPORATE BONDS Debt securities of domestic and foreign industrial,      credit, currency, interest rate,                /X/(1)
utility, banking and other financial institutions.                       liquidity, market, political, valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the       credit, environmental, extension,               /X/
lender a lien on property as security for the loan payment.              interest rate, liquidity, market, natural
                                                                         event, political, prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as      credit, currency, extension, interest           /X/(1)
Federal Home Loan Banks, Freddie Macs, Fannie Maes) which represent      rate, leverage, market, political,
interest in pools of mortgages, whereby the principal and interest       prepayment
paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign mortgage-backed   currency, extension, interest rate,             /X/(1),(2)
securities with the promise to purchase similar securities at a later    leverage, liquidity, market, political,
date. Segregated liquid assets are used to offset leverage risk.         prepayment

PARTICIPATION INTERESTS Interests that represent a share of bank debt    credit, currency, extension, interest           /X/
or similar securities or obligations.                                    rate, liquidity, political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold directly     credit, interest rate, liquidity, market,       /X/
to an institutional investor.                                            valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers    credit, interest rate, liquidity, market,       /X/
that invest in real estate or are secured by real estate.                natural event, prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a    credit                                          /X/
security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a         credit, leverage                                /X/(2)
security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL ORGANIZATIONS      credit, currency, interest rate, market,        /X/(1)
Dollar- or non-dollar-denominated securities issued by foreign           political
governments or supranational organizations. Brady Bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange           credit, currency, interest rate,                /X/
periodic payments with a counterparty. Segregated liquid assets are      leverage, market, political, valuation
used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as          credit, interest rate, market, natural          /X/
general obligation and revenue bonds, whose interest is exempt from      event, political
federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes,      interest rate                                   /X/
and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and   credit, currency, interest rate,                /X/(1)
foreign securities offering non-cash or delayed-cash payment. Their      liquidity, market, political, valuation
prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND.

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

- The Fund's share price, yield and       - Bonds have generally outperformed       - Under normal circumstances the Fund
  total return will fluctuate in            money market investments over the long    plans to remain fully invested in
  response to bond market movements         term, with less risk than stocks          bonds and other fixed income
                                                                                      securities and may invest uninvested
- The value of most bonds will fall when  - Most bonds will rise in value when        cash in affiliated money market funds
  interest rates rise; the longer a         interest rates fall
  bond's maturity and the lower its                                                 - Bond investments may include U.S. and
  credit quality, the more its value      - Mortgage-backed and asset-backed          foreign corporate and government
  typically falls                           securities and direct mortgages can       bonds, mortgage-backed and
                                            offer attractive returns                  asset-backed securities, convertible
- Adverse market conditions may from                                                  securities, participation interests
  time to time cause the Fund to take                                                 and private placements
  temporary defensive positions that are
  inconsistent with its principal                                                   - The Fund seeks to limit risk and
  investment strategies and may hinder a                                              enhance total return or yields through
  Fund from achieving its investment                                                  careful management, sector allocation,
  objective                                                                           individual securities selection and
                                                                                      duration management
- Mortgage-backed and asset-backed
  securities (securities representing an                                            - During severe market downturns, the
  interest in, or secured by, a pool of                                               Fund has the option of investing up to
  mortgages or other assets such as                                                   100% of assets in high quality
  receivables) and direct mortgages                                                   short-term instruments
  could generate capital losses or
  periods of low yields if they are paid                                            - The adviser monitors interest rate
  off substantially earlier or later                                                  trends, as well as geographic and
  than anticipated                                                                    demographic information related to
                                                                                      mortgage-backed securities and
                                                                                      mortgage prepayments

CREDIT QUALITY

- The default of an issuer would leave    - Investment-grade bonds have a lower     - The Fund maintains its own policies
  the Fund with unpaid interest or          risk of default                           for balancing credit quality against
  principal                                                                           potential yields and gains in light of
                                          - Junk bonds offer higher yields and        its investment goals
- Junk bonds (those rated BB, Ba or         higher potential gains
  lower) have a higher risk of default,                                             - The adviser develops its own ratings
  tend to be less liquid and may be more                                              of unrated securities and makes a
  difficult to value                                                                  credit quality determination for
                                                                                      unrated securities

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS

- The Fund could lose money because of    - Foreign bonds, which represent a major  - Foreign bonds may be a significant
  foreign government actions, political     portion of the world's fixed income       investment for the Fund
  instability or lack of adequate and       securities, offer attractive potential
  accurate information                      performance and opportunities for       - To the extent that the Fund invests in
                                            diversification                           foreign bonds, it may manage the
- Currency exchange rate movements could                                              currency exposure of its foreign
  reduce gains or create losses           - Favorable exchange rate movements         investments relative to its benchmark,
                                            could generate gains or reduce losses     and may hedge a portion of its foreign
- Currency and investment risks tend to                                               currency exposure into the U.S. dollar
  be higher in emerging markets; these    - Emerging markets can offer higher         from time to time (see also
  markets also present higher liquidity     returns                                   "Derivatives"); these currency
  and valuation risks                                                                 management techniques may not be
                                                                                      available for certain emerging markets
                                                                                      investments

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys securities before    - The Fund can take advantage of          - The Fund segregates liquid assets to
  issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform its         - The Fund could outperform its           - The adviser focuses its active
  benchmark due to its sector,              benchmark due to these same choices       management on those areas where it
  securities or duration choices                                                      believes its commitment to research
                                                                                      can most enhance returns and manage
                                                                                      risks in a consistent way

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

- Derivatives such as futures, options,   - Hedges that correlate well with         - The Fund uses derivatives, such as
  swaps and forward foreign currency        underlying positions can reduce or        futures, options, swaps and forward
  contracts(1) that are used for hedging    eliminate losses at low cost              foreign currency contracts for hedging
  the portfolio or specific securities                                                and for risk management (i.e., to
  may not fully offset the underlying     - The Fund could make money and protect     adjust duration or yield curve
  positions and this could result in        against losses if management's            exposure or to establish or adjust
  losses to the Fund that would not have    analysis proves correct                   exposure to particular securities,
  otherwise occurred                                                                  markets or currencies); risk
                                          - Derivatives that involve leverage         management may include management of a
- Derivatives used for risk management      could generate substantial gains at       Fund's exposure relative to its
  may not have the intended effects and     low cost                                  benchmark
  may result in losses or missed
  opportunities                                                                     - The Fund only establishes hedges that
                                                                                      it expects will be highly correlated
- The counterparty to a derivatives                                                   with underlying positions
  contract could default
                                                                                    - While the Fund may use derivatives
- Certain types of derivatives involve                                                that incidentally involve leverage, it
  costs to the Funds which can reduce                                                 does not use them for the specific
  returns                                                                             purpose of leveraging its portfolio

- Derivatives that involve leverage
  could magnify losses

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

- When the Fund lends a security, there   - The Fund may enhance income through     - The adviser maintains a list of
  is a risk that the loaned securities      the investment of the collateral          approved borrowers
  may not be returned if the borrower or    received from the borrower
  the lending agent defaults                                                        - The Fund receives collateral equal to
                                                                                      at least 100% of the current value of
- The collateral will be subject to the                                               securities loaned plus accrued
  risks of the securities in which it is                                              interest
  invested
                                                                                    - The lending agents indemnify the Fund
                                                                                      against borrower default

                                                                                    - The adviser's collateral investment
                                                                                      guidelines limit the quality and
                                                                                      duration of collateral investment to
                                                                                      minimize losses

                                                                                    - Upon recall, the borrower must return
                                                                                      the securities loaned within the
                                                                                      normal settlement period

ILLIQUID HOLDINGS

- The Fund could have difficulty valuing  - These holdings may offer more           - The Fund may not invest more than 15%
  these holdings precisely                  attractive yields or potential growth     of net assets in illiquid holdings
                                            than comparable widely traded
- The Fund could be unable to sell these    securities                              - To maintain adequate liquidity to meet
  holdings at the time or price desired                                               redemptions, the Fund may hold high
                                                                                      quality short-term instruments
                                                                                      (including repurchase agreements) and,
                                                                                      for temporary or extraordinary
                                                                                      purposes, may borrow from banks up to
                                                                                      33 1/3% of the value of its total
                                                                                      assets or draw on a line of credit

SHORT-TERM TRADING

- Increased trading would raise the       - The Fund could realize gains in a       - The Fund may use short-term trading to
  Fund's transaction costs                  short period of time                      take advantage of attractive or
                                                                                      unexpected opportunities or to meet
- Increased short-term capital gains      - The Fund could protect against losses     demands generated by shareholder
  distributions would raise                 if a bond is overvalued and its value     activity
  shareholders' income tax liability        later falls

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

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

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

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

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528


If you buy shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.


(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-EIS-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
INCOME
FUNDS
CLASS M SHARES

GLOBAL STRATEGIC INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Global Strategic Income Fund                                     1

The Fund's Management and Administration                         7

How to Do Business with the Fund                                 9

    Purchasing Fund Shares                                       9

    Sales Charges                                               12

    Rule 12b-1 Fees                                             13

    Exchanging Fund Shares                                      13

    Redeeming Fund Shares                                       14

Shareholder Information                                         17

    Distributions and Taxes                                     17

    Availability of Proxy Voting Record                         17

    Portfolio Holdings Disclosure                               18

Investments                                                     20

Risk and Reward Elements                                        22

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                                       27

How To Reach Us                                         BACK COVER

JPMORGAN
  GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 20-26.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-  12% international non-dollar (range 0-25%)

-  35% public/private mortgages (range 20-45%)

-  23% public/private corporates (range 5-25%)

-  15% emerging markets (range 0-25%)

-  15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting the Fund's investments in different sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-  want an investment that pays monthly dividends

-  want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  have a short-term investment horizon

-  are adverse to below investment grade securities

-  require stability of principal

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class M Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class M Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)



1998    2.31%
1999    2.08%
2000    7.55%
2001    2.60%
2002    5.14%
2003    8.40%
2004    6.22%



BEST QUARTER 4th quarter, 2002        3.76%
WORST QUARTER 3rd quarter, 2001      -2.01%



* The Fund's performance for Class M Shares is based on the performance of the Class A Shares of the Fund (which invests in the same portfolio of securities but are not offered in this prospectus). Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 3/17/97 to 9/10/01. During these periods, the actual returns of Class M Shares would have been lower than shown because Class M Shares have higher expenses than the above referenced feeder and Class A Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)


                                                                   PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
------------------------------------------------------------------------------------------------------------
CLASS M SHARES

Return Before Taxes                                                       3.06           5.32           5.03

Return After Taxes on Distributions                                       1.29           2.81           2.48

Return After Taxes on Distributions and Sale of Fund Shares               1.94           2.96           2.66
------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                      4.34           7.71           7.27
------------------------------------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                        8.64           6.71           5.73



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.
(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

^    Investors cannot invest directly in an index.


ESTIMATED INVESTOR EXPENSES FOR CLASS M SHARES
The estimated expenses of Class M Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                              CLASS M SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                       3.00
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                       NONE
------------------------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED**                                                                             2.00%

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."

**   Applies only to shares purchased after February 18, 2005.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS M ASSETS)


                                                                                              CLASS M SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                         0.45
DISTRIBUTION (RULE 12b-1) FEES                                                                          0.50
SHAREHOLDER SERVICE FEES                                                                                0.30
OTHER EXPENSES(1)                                                                                       0.71
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                         1.96
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                              (0.51)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                         1.45


(1) "Other Expenses" are based on estimated expenses for the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class M Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.45% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class M Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 12/31/06, and total operating expenses thereafter.


This example is for comparison only; the actual returns of the Class M Shares and your actual costs may be higher or lower.


                                                                                       1 YEAR        3 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                                                              443            807


*    Assumes sales charge is deducted when shares are purchased.

THE FUND'S MANAGEMENT
  AND ADMINISTRATION

The Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers) of 0.16% of average daily net assets.


THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Class M Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.


WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, uses reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and

                                                     PROSPECTUS FEBRUARY 19 2005

determines that use of another fair valuation methodology is appropriate.


The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Class M Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There are no minimum levels for subsequent purchases.

Investment minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. You will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.


Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds ServIces
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-M)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.


If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-M)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation may come from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.


The following table shows the sales charge for the Class M Shares of the Fund and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."


To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class M Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges or call 1-800-480-4111.


CLASS M SHARES

The public offering price of Class M Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.


The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND


                             SALES
                            CHARGE        SALES   COMMISSION
                              AS A       CHARGE        AS A
                          % OF THE         AS A         % OF
AMOUNT OF                 OFFERING    % OF YOUR     OFFERING
PURCHASES                    PRICE   INVESTMENT        PRICE
------------------------------------------------------------
LESS THAN $1,000,000          3.00         3.09         2.70
------------------------------------------------------------
$1,000,000 OR MORE*           None         None            *



* There is no front-end sales charge for investments of $1 million or more in the Fund.


WAIVER OF THE CLASS M SALES CHARGE
No sales charge is imposed on Class M Shares of the Fund if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

To take advantage of any of these Class M sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

Class M Shares pay an annual Rule 12b-1 fee of 0.50% of the average daily net assets of the Fund.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?

Class M Shares of the Fund may be exchanged for Class M Shares of certain other JPMorgan Funds. You will need to meet any minimum investment or eligibility requirement.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


-  All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange. However, you will pay a sales charge if you bought Class M Shares of a Fund that charges a sales load that is lower than the sales load of the Fund into which you want to exchange, does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the difference in the sales charge, unless you qualify for a sales charge waiver.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.


You should talk to your tax advisor before making an exchange.


ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption requests.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If you own Class M Shares and the Fund or a Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption request is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?


If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.


Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your

Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Fund may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);


3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. share-holder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent twelve-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN
  INCOME FUNDS

                                                            /X/ Permitted
                                                            / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                                                     GLOBAL
                                                                                                                    STRATEGIC
                                                             RELATED TYPES OF RISK                                   INCOME
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments    credit, interest rate, market, prepayment                 /X/
from specific assets, such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time    credit, currency, liquidity, political                    /X/
deposits and bankers' acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term debt issued by         credit, currency, interest rate, liquidity, market,       /X/
domestic and foreign banks or corporations. These            political
securities are usually discounted and are rated by S&P,
Moody's or other nationally recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt             credit, currency, interest rate, liquidity, market,       /X/
securities that can be converted into equity securities at   political, valuation
a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign      credit, currency, interest rate, liquidity, market,       /X/
industrial, utility, banking and other financial             political, valuation
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which     credit, environmental, extension, interest rate,          /X/
gives the lender a lien on property as security for the      liquidity, market, natural event, political,
loan payment.                                                prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities   credit, currency, extension, interest rate,               /X/
(such as Federal Home Loan Banks, Freddie Macs, Fannie       leverage, market, political, prepayment
Maes) which represent interests in pools of mortgages,
whereby the principal and interest paid every month is
passed through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and foreign       currency, extension, interest rate, leverage,             /X/(2)
mortgage-backed securities with the promise to purchase      liquidity, market, political, prepayment
similar securities at a later date. Segregated liquid
assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share     credit, currency, extension, interest rate,               /X/
of bank debt or similar securities or obligations.           liquidity, political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are       credit, interest rate, liquidity, market, valuation       /X/
sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities   credit, interest rate, liquidity, market, natural         /X/
of issuers that invest in real estate or are secured by      event, prepayment, valuation
real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to   credit                                                    /X/
purchase a security and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund     credit, leverage                                          /X/(1)
sells a security and agrees to repurchase it from the
buyer on a particular date and at a specific price.
Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL        credit, currency, interest rate, market, political        /X/
ORGANIZATIONS Dollar- or non-dollar-denominated securities
issued by foreign governments or supranational
organizations. Brady bonds are issued in connection with
debt restructurings.

SWAPS Contractual agreement whereby a party agrees to        credit, currency, interest rate, leverage, market,        /X/
exchange periodic payments with a counterparty. Segregated   political, valuation
liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally        credit, interest rate, market, natural event,             /X/
issued as general obligation and revenue bonds, whose        political
interest is exempt from federal taxation and state and/or
local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury        interest rate                                             /X/
bills, notes and bonds) guaranteed by the U.S. government
for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES     credit, currency, interest rate, liquidity, market,       /X/
Domestic and foreign securities offering non-cash or         political, valuation
delayed-cash payment. Their prices are typically more
volatile than those of some other debt instruments and
involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help certain Fund manage risk.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
MARKET CONDITIONS

-  The Fund's share price, yield      -  Bonds have generally               -  Under normal circumstances the
   and total return will fluctuate       outperformed money market             Fund plans to remain fully
   in response to bond market            investments over the long term,       invested in bonds and other
   movements                             with less risk than stocks            fixed-income securities and may
                                                                               invest uninvested cash in
-  The value of most bonds will       -  Most bonds will rise in value         affiliated money market funds
   fall when interest rates rise;        when interest rates fall
   the longer a bond's maturity and                                         -  Bond investments may include
   the lower its credit quality,      -  Mortgage-backed and asset-backed      U.S. and foreign corporate and
   the more its value typically          securities and direct mortgages       government bonds,
   falls                                 can offer attractive returns          mortgage-backed and asset-backed
                                                                               securities, convertible
-  Adverse market conditions may                                               securities, participation
   from time to time cause the Fund                                            interests and private placements
   to take temporary defensive
   positions that are inconsistent                                          -  The Fund seeks to limit risk and
   with its principal investment                                               enhance total return or yields
   strategies and may hinder the                                               through careful management,
   Fund from achieving its                                                     sector allocation, individual
   investment objective                                                        securities selection and
                                                                               duration management

-  Mortgage-backed and asset-                                               -  During severe market downturns,
   backed securities (securities                                               the Fund has the option of
   representing an interest in, or                                             investing up to 100% of assets in
   secured by, a pool of mortgages                                             high quality short-term
   or other assets such as                                                     instruments
   receivables) and direct
   mortgages could generate                                                 -  The adviser monitors interest
   capital losses or periods of                                                rate trends, as well as
   low yields if they are paid off                                             geographic and demographic
   substantially earlier or later                                              information related to
   than anticipated                                                            mortgage-backed securities and
                                                                               mortgage prepayments

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
CREDIT QUALITY

-  The default of an issuer would     -  Investment-grade bonds have a      -  The Fund maintains its own
   leave the Fund with unpaid            lower risk of default                 policies for balancing credit
   interest or principal                                                       quality against potential yields
                                      -  Junk bonds offer higher yields        and gains in light of its
-  Junk bonds (those rated BB, Ba        and higher potential gains            investment goals
   or lower) have a higher risk of
   default, tend to be less liquid                                          -  The adviser develops its own
   and may be more difficult to                                                ratings of unrated securities
   value                                                                       and makes a credit quality
                                                                               determination for unrated
                                                                               securities

FOREIGN INVESTMENTS

-  The Fund could lose money          -  Foreign bonds, which represent a   -  Foreign bonds are a primary
   because of foreign government         major portion of the world's          investment for the Fund
   actions, political instability        fixed income securities, offer
   or lack of adequate and accurate      attractive potential performance   -  To the extent that the Fund
   information                           and opportunities for                 invests in foreign bonds, it
                                         diversification                       may manage the currency exposure
-  Currency exchange rate                                                      of its foreign investments
   movements could reduce gains or    -  Favorable exchange rate               relative to its benchmark, and
   create losses                         movements could generate gains        may hedge a portion of its
                                         or reduce losses                      foreign currency exposure into
-  Currency and investment risks                                               the U.S. dollar from time to
   tend to be higher in emerging      -  Emerging markets can offer            time (see also "Derivatives");
   markets; these markets also           higher returns                        these currency management
   present higher liquidity and                                                techniques may not be available
   valuation risks                                                             for certain emerging markets
                                                                               investments

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities      -  The Fund can take advantage of     -  The Fund segregates liquid
   before issue or for delayed           attractive transaction                assets to offset leverage risks
   delivery, it could be exposed to      opportunities
   leverage risk if it does not
   segregate liquid assets

MANAGEMENT CHOICES

-  The Fund could under perform its   -  The Fund could outperform its      -  The adviser focuses its active
   benchmark due to its sector,          benchmark due to these same           management on those areas where
   securities or duration choices        choices                               it believes its commitment to
                                                                               research can most enhance
                                                                               returns and manage risks in a
                                                                               consistent way

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
DERIVATIVES

-  Derivatives such as futures,       -  Hedges that correlate well with    -  The Fund uses derivatives, such
   options, swaps and forward            underlying positions can reduce       as futures, options, swaps and
   foreign currency contracts(1)         or eliminate losses at low cost       forward foreign currency
   that are used for hedging the                                               contracts for hedging and for
   portfolio or specific securities   -  The Fund could make money and         risk management (i.e., to adjust
   may not fully offset the              protect against losses if             duration or yield curve exposure
   underlying positions and this         management's analysis proves          or to establish or adjust
   could result in losses to the         correct                               exposure to particular
   Fund that would not have                                                    securities, markets or
   otherwise occurred                 -  Derivatives that involve              currencies); risk management may
                                         leverage could generate               include management of the Fund's
-  Derivatives used for risk             substantial gains at low cost         exposure relative to its
   management may not have the                                                 benchmark
   intended effects and may result
   in losses or missed                                                      -  The Fund only establishes hedges
   opportunities                                                               that it expects will be highly
                                                                               correlated with underlying
-  The counterparty to a                                                       positions
   derivatives contract could
   default                                                                  -  While the Fund may use
                                                                               derivatives that incidentally
-  Certain types of derivatives                                                involve leverage, it does not
   involve costs to the Fund which                                             use them for the specific
   can reduce returns                                                          purpose of leveraging their
                                                                               portfolios
-  Derivatives that involve
   leverage could magnify losses

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by the
   Fund, accelerate recognition of
   income to the Fund, affect the
   holding period of the Fund's
   assets and defer recognition of
   certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
SECURITIES LENDING

-  When the Fund lends a security,    -  The Fund may enhance income        -  The adviser maintains a list of
   there is a risk that the loaned       through the investment of the         approved borrowers
   securities may not be returned        collateral received from the
   if the borrower or the lending        borrower                           -  The Fund receives collateral
   agent defaults                                                              equal to at least 100% of the
                                                                               current value of securities
-  The collateral will be subject                                              loaned plus accrued interest
   to the risks of the securities
   in which it is invested                                                  -  The lending agents indemnify the
                                                                               Fund against borrower default

                                                                            -  The adviser's collateral
                                                                               investment guidelines limit the
                                                                               quality and duration of
                                                                               collateral investment to
                                                                               minimize losses

                                                                            -  Upon recall, the borrower must
                                                                               return the securities loaned
                                                                               within the normal settlement
                                                                               period

ILLIQUID HOLDINGS

-  The Fund could have difficulty     -  These holdings may offer more      -  The Fund may not invest more
   valuing these holdings precisely      attractive yields or potential        than 15% of net assets in
                                         growth than comparable widely         illiquid holdings
-  The Fund could be unable to sell      traded securities
   these holdings at the time or                                            -  To maintain adequate liquidity
   price desired                                                               to meet redemptions, the Fund
                                                                               may hold high quality short-term
                                                                               instruments (including repurchase
                                                                               agreements) and, for temporary
                                                                               or extraordinary purposes, may borrow
                                                                               from banks up to 33 1/3% of the
                                                                               value of its total assets or draw
                                                                               on a line of credit

SHORT-TERM TRADING

-  Increased trading would raise      -  The Fund could realize gains in    -  The Fund may use short-term
   the Fund's transaction costs          a short period of time                trading to take advantage of
                                                                               attractive or unexpected
-  Increased short-term capital       -  The Fund could protect against        opportunities or to meet demands
   gains distributions would raise       losses if a bond is overvalued        generated by shareholder
   shareholders' income tax              and its value later falls             activity
   liability

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-480-4111 or writing to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


If you buy shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-GLOBALM-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
TAX FREE
FUNDS

CLASS B SHARES

CALIFORNIA TAX FREE BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


California Tax Free Bond Fund                                  1
The Fund's Management and Administration                       7
How to Do Business with the Fund                               9
   Purchasing Fund Shares                                      9
   Sales Charges                                              14
   Rule 12b-1 Fees                                            18
   Exchanging Fund Shares                                     19
   Redeeming Fund Shares                                      19
Shareholder Information                                       23
   Distributions and Taxes                                    23
   Availability of Proxy Voting Record                        24
   Portfolio Holdings Disclosure                              24
Investments                                                   26
Risk and Reward Elements                                      28
Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                                     32
Financial Highlights                                          34
How To Reach Us                                       BACK COVER

JPMORGAN
  CALIFORNIA TAX FREE BOND FUND
  (formerly JPMorgan California Bond Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 26-31.


THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund's securities may be of any maturity, but under normal circumstances the Fund's duration will generally range between three and seven years, similar to that of the Lehman California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (which currently has a duration of 5.42 years).

At least 90% of the Fund's total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax advisor for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

                                                     PROSPECTUS FEBRUARY 19 2005


Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

- want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in California

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

- are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A shares.* The bar chart shows how the performance of the Fund's Class A shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17), a broad-based securities market index, and the Lipper California Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1997          7.61%
1998          5.48%
1999         -0.78%
2000         10.14%
2001          4.43%
2002          7.79%
2003          3.57%
2004          2.80%


BEST QUARTER 3rd quarter, 2002      4.45%
WORST QUARTER 2nd quarter, 2004    -2.03%



  * The performance for the period before Class B Shares were launched on 2/18/05 is based on the performance of Class A Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than Class A Shares. The performance in the table for the period before the Class A Shares were launched on 9/10/01 and the performance in the bar chart prior to 1/1/02 are based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The Fund commenced operations as of 12/23/96. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                 PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    (2.09)           5.39             5.11
Return After Taxes on Distributions                                    (2.62)           5.15             4.94
Return After Taxes on Distributions and Sale of Fund Shares            (0.15)           5.10             4.88
-------------------------------------------------------------------------------------------------------------
LEHMAN CALIFORNIA COMPETITIVE INTERMEDIATE BOND INDEX (1-17)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     4.37            6.33             5.71
-------------------------------------------------------------------------------------------------------------
LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       4.62            6.75             5.54



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *  See footnote on previous page.

(1) The Fund commenced operations on 12/23/96. Performance for the benchmark is from 12/31/96.

  ^  Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR CLASS B SHARES
The estimated expenses of the Class B Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                               CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE                                                                         NONE
-------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                  5.00

ESTIMATED ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS B ASSETS)



                                                                                               CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                          0.30
DISTRIBUTION (RULE 12b-1) FEES                                                                           0.75
SHAREHOLDER SERVICE FEES                                                                                 0.25
OTHER EXPENSES(1)                                                                                        0.34
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          1.64
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.54)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                          1.10



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Class B Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                                                      1 YEAR          3 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES* ($)                                                                      612              714



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                                                                      1 YEAR          3 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                                                                       112              414



  *  Assumes applicable deferred sales charge is deducted when shares are sold.

THE FUND'S MANAGEMENT
  AND ADMINISTRATION

The California Tax Free Bond Fund is a series of JPMorgan Trust I, a Delaware statutory trust. The Trust is governed by Trustees who are are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 for more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York,
NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers) of 0.30% of its average daily net assets.


PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMIM.


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.


Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUND'S ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class B Shares of the Fund. JPMDS may enter into service agreements with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS
  WITH THE FUND


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

- Directly from the Funds through JPMDS.


WHO CAN BUY SHARES?
Class B and Class C shares may be purchased by the general public.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among JPMorgan the Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?

This prospectus offers Class B Shares, all of which are available to the general public.

This prospectus does not offer Class A shares. However, Class B Shares of the Fund automatically convert to Class A Shares after eight years. As a result, information regarding Class A sales charges and breakpoints in, or elimination of, those sales charges is also included in this prospectus for your reference. For a Class A prospectus, call 1-800-480-4111.


Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."


Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares of the Fund sold within six years measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.


Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.


Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.


You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.


WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for the Fund.


HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.


Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.


Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in the Funds. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.


For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.


Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)


Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.


If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)


The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. You may purchase additional Class B Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:


- Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.


The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class B Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.


CLASS A SHARES

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUNDS(1)



                          SALES
                         CHARGE       SALES
                         AS A %      CHARGE  COMMISSION
                         OF THE      AS A %   AS A % OF
AMOUNT OF              OFFERING     OF YOUR    OFFERING
PURCHASES                 PRICE   INVESTMENT      PRICE
-------------------------------------------------------
LESS THAN
$100,000                   4.50        4.71        4.05
-------------------------------------------------------
$100,000-$249,999          3.50        3.63        3.05
-------------------------------------------------------
$250,000-$499,999          2.50        2.56        2.05
-------------------------------------------------------
$500,000-$999,999          2.00        2.04        1.60
-------------------------------------------------------
$1,000,000 OR MORE*        NONE        NONE            **
-------------------------------------------------------




(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

  * There is no front-end sales charge for investments of $1 million or more in the Fund.

 ** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 24 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest even if such Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:


1. Your account(s);

2. Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4. Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5. Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.


IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Fund may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the Fund, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Fund that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.


Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A Shares of the Fund if the shares were:


1.  Bought with the reinvestment of dividends and capital gains distributions.


2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.


3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

    - The JPMorgan Funds.

    - JPMorgan Chase and its subsidiaries and affiliates.


4.  Bought by employees of:


    - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

    - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

    - Washington Management Corporation and its subsidiaries and affiliates.

5.  Bought by:

    - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.


    - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."


    - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

    - Tuition programs that qualify under Section 529 of the Internal Revenue Code.

    - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

    - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.


    - Employer-sponsored health savings accounts established pursuant to
      Section 223 of the Internal Revenue Code.


6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.


7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.


8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.  Bought when one Fund invests in another JPMorgan Fund.


10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

11. Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of
    Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES

Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:


YEARS SINCE                   CDSC AS A % OF DOLLAR
PURCHASE                   AMOUNT SUBJECT TO CHARGE
---------------------------------------------------
0-1                                            5.00
---------------------------------------------------
1-2                                            4.00
---------------------------------------------------
2-3                                            3.00
---------------------------------------------------
3-4                                            3.00
---------------------------------------------------
4-5                                            2.00
---------------------------------------------------
5-6                                            1.00
---------------------------------------------------
More than 6                                    NONE


The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Fund.


CONVERSION FEATURE

Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.


Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.


HOW THE CLASS B CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.


For Class B Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information. For Class B Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.


No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.


If you received your Class B Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B CDSC
No sales charge is imposed on redemptions of Class B Shares of the Funds:


1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?")

    of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"


2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.


4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.


6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"


9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.


To take advantage of any of these waivers of the CDSC applicable to Class B Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.


RULE 12b-1 FEES

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.


The Rule 12b-1 fees vary by share class as follows:


1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.


Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.


Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.


All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' notice.


You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.


- All required documentation in proper form accompanies your exchange request.


DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares of the Fund for Class B Shares respectively of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B Shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."


Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

All required documentation in the proper form must accompany a redemption request. The Fund may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.


WHAT WILL MY SHARES BE WORTH?

If you own Class A or Class B Shares and the Fund or a Financial Intermediary receives your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?
Yes if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.


Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

- Select the "Systematic Withdrawal Plan" option on the Account Application.

- Specify the amount you wish to receive and the frequency of the payments.

- You may designate a person other than yourself as the payee.

- There is no fee for this service.

If you select this option, please keep in mind that:


- It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund's Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.


If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.


2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Fund may suspend your ability to redeem when:


1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and they can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. Net capital gain is distributed annually. You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to as qualified dividend income. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Tax Free Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.


The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.


The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN
  TAX FREE FUNDS

INVESTMENTS


This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                              /X/ Permitted
                                                              / / Not permitted


                                                                                                                     CALIFORNIA
                                                                                                                      TAX FREE
                                                                         RELATED TYPES OF RISK                          BOND
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from           credit, interest rate, market, prepayment      /X/
specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and   credit, currency, liquidity, political         /X/ Domestic
bankers' acceptances of domestic and foreign issuers.                                                                       only

COMMERCIAL PAPER Unsecured short term debt issued by domestic and        credit, currency, interest rate,               /X/
foreign banks or corporations. These securities are usually discounted   liquidity, market, political
and are rated by S&P, Moody's or another nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the       currency, extension, interest rate,            /X/
lender a lien on property as security for the loan payment.              leverage, liquidity, market political,
                                                                         prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold directly     credit, interest rate, liquidity, market,      /X/
to an institutional investor.                                            valuation

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a    credit                                         /X/
security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a         credit                                         /X/
security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or foreign party agrees   credit, currency, interest rate,               /X/
to exchange periodic payments with a counterparty. Segregated liquid     leverage, market, political
assets are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the         credit, interest rate, leverage,               /X/
issuer agrees to exchange one security for another in order to change    liquidity, market, valuation
the maturity or quality of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as          credit, interest rate, market, natural         /X/
general obligation and revenue bonds, whose interest is exempt from      event, political
federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes and   interest rate                                  /X/
bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES Domestic and    credit, currency, interest rate,               /X/
foreign securities offering non-cash or delayed-cash payment. Their      liquidity, market, political, valuation
prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help a certain Fund manage risk.



                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                    AND REWARD
MARKET CONDITIONS

- The Fund's share price, yield and  - Bonds have generally outperformed  - Under normal circumstances the
  total return will fluctuate in       money market investments over the    Fund plans to remain fully
  response to bond market movements    long term, with less risk than       invested in accordance with its
                                       stocks                               policies and may invest
- The value of most bonds will fall                                         uninvested cash in affiliated
  when interest rates rise; the      - Most bonds will rise in value        money market funds
  longer a bond's maturity and the     when interest rates fall
  lower its credit quality, the                                           - The Fund seeks to limit risk and
  more its value typically falls     - Asset-backed securities and          enhance total return or yields
                                       direct mortgages can offer           through careful management,
- Adverse market conditions may        attractive returns                   sector allocation, individual
  from time to time cause the Fund                                          securities selection and duration
  to take temporary defensive                                               management
  positions that are inconsistent
  with its principal investment                                           - During severe market downturns,
  strategies and may hinder the                                             the Fund has the option of
  Fund from achieving its                                                   investing up to 100% of assets in
  investment objective                                                      high quality short-term
                                                                            securities instruments
- Asset-backed securities
  (securities representing an                                             - The adviser monitors interest
  interest in, or secured by, a                                             rate trends, as well as
  pool of mortgages or other assets                                         geographic and demographic
  such as receivables) could                                                information related to mortgage
  generate capital losses or                                                prepayments
  periods of low yields if they are
  paid off substantially earlier or
  later than anticipated

- The Fund is non-diversified,
  which means that a relatively
  high percentage of the Fund's
  assets may be invested in a
  limited number of issuers.
  Therefore, its performance may be
  more vulnerable to changes in the
  market value of a single issuer
  or a group of issuers

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                    AND REWARD
CREDIT QUALITY

- The default of an issuer would     - Investment-grade bonds have a      - The Fund maintains its own
  leave a Fund with unpaid interest    lower risk of default                policies for balancing credit
  or principal                                                              quality against potential yields
                                     - Junk bonds offer higher yields       and gains in light of its
- Junk bonds (those rated BB, Ba or    and higher potential gains           investment goals
  lower) have a higher risk of
  default, tend to be less liquid                                         - The adviser develops its own
  and may be more difficult to                                              ratings of unrated securities and
  value                                                                     makes a credit quality
                                                                            determination for unrated
                                                                            securities

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys securities      - The Fund can take advantage of     - The Fund segregates liquid assets
  before issue or for delayed          attractive transaction               to offset leverage risk
  delivery, it could be exposed to     opportunities
  leverage risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform its    - The Fund could outperform its      - The adviser focuses its active
  benchmark due to its sector,         benchmark due to these same          management on those areas where
  securities or duration choices       choices                              it believes its commitment to
                                                                            research can most enhance returns
                                                                            and manage risks in a consistent
                                                                            way

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                    AND REWARD
DERIVATIVES

- Derivatives such as futures,       - Hedges that correlate well with    - The Fund uses derivatives, such
  options, swaps and forward           underlying positions can reduce      as futures, options, swaps and
  foreign currency contracts(1)        or eliminate losses at low cost      forward foreign currency
  that are used for hedging the                                             contracts for hedging and for
  portfolio or specific securities   - The Fund could make money and        risk management (i.e., to adjust
  may not fully offset the             protect against losses if            duration or yield curve exposure,
  underlying positions and this        management's analysis proves         or to establish or adjust
  could result in losses to the        correct                              exposure to particular
  Fund that would not have                                                  securities, markets, or
  otherwise occurred                 - Derivatives that involve leverage    currencies); risk management may
                                       could generate substantial gains     include management of the Fund's
- Derivatives used for risk            at low cost                          exposure relative to its
  management may not have the                                               benchmark
  intended effects and may result
  in losses or missed opportunities                                       - The Fund only establishes hedges
                                                                            that it expects will be highly
- The counterparty to a derivatives                                         correlated with underlying
  contract could default                                                    positions

- Certain types of derivatives                                            - While the Fund may use
  involve costs to the Fund which                                           derivatives that incidentally
  can reduce returns                                                        involve leverage, it does not use
                                                                            them for the specific purpose of
- Derivatives that involve leverage                                         leveraging their portfolios
  could magnify losses

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by the
  Fund, accelerate recognition of
  income to the Fund, affect the
  holding period of the Fund's
  assets and defer recognition of
  certain of the Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                    AND REWARD
SECURITIES LENDING(2)

- When the Fund lends a security,    - The Fund may enhance income        - The adviser maintains a list of
  there is a risk that the loaned      through the investment of the        approved borrowers
  securities may not be returned if    collateral received from the
  the borrower defaults                borrower                           - The Fund receives collateral
                                                                            equal to at least 100% of the
- The collateral will be subject to                                         current value of securities
  the risks of the securities in                                            loaned plus accured interest
  which it is invested
                                                                          - The lending agents indemnify the
                                                                            Fund against borrower default

                                                                          - The adviser's collateral
                                                                            investment guidelines limit the
                                                                            quality and duration of
                                                                            collateral investment to minimize
                                                                            losses

                                                                          - Upon recall, the borrower must
                                                                            return the securities loaned
                                                                            within the normal settlement
                                                                            period

ILLIQUID HOLDINGS

- The Fund could have difficulty     - These holdings may offer more      - The Fund may not invest more than
  valuing these holdings precisely     attractive yields or potential       15% of net assets in illiquid
                                       growth than comparable widely        holdings
- The Fund could be unable to sell     traded securities
  these holdings at the time or                                           - To maintain adequate liquidity to
  price desired                                                             meet redemptions, the Fund may
                                                                            hold investment-grade short-term
                                                                            securities (including repurchase
                                                                            agreements and reverse repurchase
                                                                            agreements) and, for temporary or
                                                                            extraordinary purposes, may
                                                                            borrow from banks up to 33 1/3%
                                                                            of the value of its total assets
                                                                            or draw on a line of credit

SHORT-TERM TRADING

- Increased trading would raise the  - The Fund could realize gains in a  - The Fund may use short-term
  Fund's transaction costs             short period of time                 trading to take advantage of
                                                                            attractive or unexpected
- Increased short-term capital       - The Fund could protect against       opportunities or to meet demands
  gains distributions would raise      losses if a bond is overvalued       generated by shareholder activity
  shareholders' income tax             and its value later falls
  liability



(2) Although the Fund is authorized to engage in securities lending, the Fund currently does not do so.

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.). became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. Because the Class B Shares offered in this prospectus had not commenced operations as of the end of the last fiscal year, the financial highlights included here are the financial highlights with respect to the Class A Shares of the Fund, which are not offered in this prospectus. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


CLASS A SHARES


                                                                                 PER SHARE OPERATING PERFORMANCE:
                                     -----------------------------------------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                                 --------------------------------------   ------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                     NET ASSET          NET     SECURITIES                 DIVIDENDS
                                        VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                     BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                     OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
CALIFORNIA TAX-FREE BOND FUND*
Year Ended 8/31/04                    $  10.80         0.37           0.22         0.59         0.38            0.24            0.62
Year Ended 8/31/03                    $  11.07         0.39          (0.22)        0.17         0.40            0.04            0.44
9/10/01** Through 8/31/02             $  10.90         0.40           0.17         0.57         0.40              --            0.40



  *  Formerly the California Bond Fund.

                                     PER SHARE OPERATING PERFORMANCE:                  RATIOS/SUPPLEMENTAL DATA:
                                     --------------------------------   -----------------------------------------------------------
                                                                                              RATIOS TO AVERAGE NET ASSETS: #
                                                                                       --------------------------------------------
                                                                          NET ASSETS,                    NET               EXPENSES
                                        NET ASSET                              END OF             INVESTMENT       WITHOUT WAIVERS,
                                       VALUE, END        TOTAL                 PERIOD       NET       INCOME         REIMBURSEMENTS
                                        OF PERIOD       RETURN (1)(a)   (IN MILLIONS)  EXPENSES       (LOSS)   AND EARNINGS CREDITS
CALIFORNIA TAX-FREE BOND FUND*
Year Ended 8/31/04                       $  10.77         5.62%              $     17      0.60%        3.47%                  1.19%
Year Ended 8/31/03                       $  10.80         1.51%              $     22      0.60%        3.56%                  1.16%
9/10/01** Through 8/31/02                $  11.07         5.33%              $     23      0.60%        3.70%                  1.23%

                                           RATIOS/SUPPLEMENTAL DATA:
                                     -------------------------------------
                                       RATIOS TO AVERAGE NET ASSETS: #
                                     -------------------------------------
                                           NET INVESTMENT
                                                   INCOME
                                         WITHOUT WAIVERS,    PORTFOLIO
                                           REIMBURSEMENTS     TURNOVER
                                     AND EARNINGS CREDITS         RATE (a)
CALIFORNIA TAX-FREE BOND FUND*
Year Ended 8/31/04                                   2.88%          43%
Year Ended 8/31/03                                   3.00%          49%
9/10/01** Through 8/31/02                            3.07%          65%

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-480-4111 or writing to:

JPMORGAN FUNDS
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through an institution you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]


PR-TFCANJBC-205

PROSPECTUS FEBRUARY 19, 2005

JPMORGAN
TAX FREE
FUNDS

CLASS A, CLASS B & CLASS C SHARES

CALIFORNIA TAX FREE BOND FUND (CLASS A AND CLASS C)
INTERMEDIATE TAX FREE BOND FUND
NEW JERSEY TAX FREE BOND FUND
NEW YORK TAX FREE BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


California Tax Free Bond Fund                                                  1

Intermediate Tax Free Bond Fund                                                7

New Jersey Tax Free Bond Fund                                                 12

New York Tax Free Bond Fund                                                   17

The Funds' Management and Administration                                      22

How to Do Business with the Funds                                             24

    Purchasing Fund Shares                                                    24

    Sales Charges                                                             29

    Rule 12b-1 Fees                                                           34

    Exchanging Fund Shares                                                    34

    Redeeming Fund Shares                                                     35

Shareholder Information                                                       39

    Distributions and Taxes                                                   39

    Availability of Proxy Voting Record                                       39

    Portfolio Holdings Disclosure                                             40

Investments                                                                   42

Risk and Reward Elements                                                      44

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                                                     48

Financial Highlights                                                          50

Appendix A--Legal Proceedings and
Additional Fee and Expense Information                                        56

How To Reach Us                                                       BACK COVER

JPMORGAN
  CALIFORNIA TAX FREE BOND FUND
  (formerly JPMorgan California Bond Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.


THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund's securities may be of any maturity, but under normal circumstances the Fund's duration will generally range between three and seven years, similar to that of the Lehman California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (which currently has a duration of 5.42 years).

At least 90% of the Fund's total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax advisor for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

                                                     PROSPECTUS FEBRUARY 19 2005

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in California

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17), a broad-based securities market index, and the Lipper California Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1997       7.61%
1998       5.48%
1999      -0.78%
2000      10.14%
2001       4.43%
2002       7.79%
2003       3.57%
2004       2.80%


BEST QUARTER 3rd quarter, 2002          4.45%
WORST QUARTER 2nd quarter, 2004        -2.03%



* The performance in the table for the period before the Class A Shares were launched on 9/10/01 and the performance in the bar chart prior to 1/1/02 are based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The Fund commenced operations as of 12/23/96. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                PAST 1 YEAR     PAST 5 YEARS      LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                   (1.83)            4.74              4.51

Return After Taxes on Distributions                                   (2.34)            4.50              4.34

Return After Taxes on Distributions and Sale of Fund Shares           (0.03)            4.52              4.35
                                                                ----------------------------------------------
CLASS C SHARES(2)

Return Before Taxes                                                    1.82             5.71              5.11

LEHMAN CALIFORNIA COMPETITIVE INTERMEDIATE BOND INDEX (1-17)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    4.37             6.33              5.71
--------------------------------------------------------------------------------------------------------------
LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      4.62             6.75              5.54



The after-tax returns are shown only for the Class A Shares and not the other class offered by this prospectus, and after-tax returns for that other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 12/23/96. Performance for the benchmark is from 12/31/96.

(2) The performance for the Class C Shares for the period before 2/19/05 is based on the performance of Class A Shares of the Fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS C SHARES
The expenses of the Class A Shares and estimated expenses of the Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                              CLASS A SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                       4.50             NONE
-------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                       NONE**           1.00


 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS C ASSETS)



                                                                              CLASS A SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                         0.30             0.30
DISTRIBUTION (RULE 12b-1) FEES                                                          0.25             0.75
SHAREHOLDER SERVICE FEES                                                                0.25             0.25
OTHER EXPENSES(1)                                                                       0.34             0.34
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                         1.14             1.64
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                              (0.54)           (0.54)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                         0.60             1.10



(1) For Class A Shares "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements. For Class C Shares, "Other Expenses" are based on estimated expenses for the current year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.60% and 1.10%, respectively, of its average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES                               509        700        956       1,687
----------------------------------------------------------------------------------
CLASS C SHARES                               212        414        786       1,830
----------------------------------------------------------------------------------



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



CLASS C SHARES                               112        414        786       1,830
----------------------------------------------------------------------------------


*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN INTERMEDIATE TAX FREE BOND FUND
  (formerly JPMorgan Intermediate Tax Free Income Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds, but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want an income that is exempt from federal personal income taxes

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

                                                    PROSPECTUS FEBRUARY 19, 2005


THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995      14.39%
1996       3.76%
1997       8.21%
1998       6.56%
1999      -0.55%
2000       8.56%
2001       4.82%
2002       9.23%
2003       4.05%
2004       3.53%


BEST QUARTER 1st quarter, 1995          5.92%
WORST QUARTER 1st quarter, 1994        -3.52%



* The performance in the table for the period before the Class A Shares were launched on 12/31/03 and the performance in the bar chart prior to 1/1/04 are based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods the actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The performance for the period before Select Class Shares were launched on 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's Select Class Shares expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                   (1.10)            5.04             5.70

Return After Taxes On Distribution                                    (1.15)            4.94              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares            0.57             4.86              N/A(1)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                   (3.54)            5.24             5.96
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Return Before Taxes                                                    0.30             5.55             5.95
-------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    3.53             6.47             6.53
-------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      2.85             5.78             5.69



After-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                             CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      4.50             NONE             NONE
-------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                NONE**           5.00             1.00


 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                             CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.30             0.30             0.30
DISTRIBUTION (RULE 12b-1) FEES                                         0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                               0.25             0.25             0.25
OTHER EXPENSES(1)                                                      8.18            12.05            13.46
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        8.98            13.35            14.76
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (8.23)          (11.92)          (13.33)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                        0.75             1.43             1.43



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75%, 1.43% and 1.43%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 12/31/06, and 1.75%, 2.50% and 2.50%, respectively, thereafter through 2/18/15.


This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                          523        801      1,188       2,270
----------------------------------------------------------------------------------
CLASS B SHARES** ($)                         646        886      1,349       2,496
----------------------------------------------------------------------------------
CLASS C SHARES** ($)                         246        586      1,149       2,684***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
CLASS B SHARES ($)                           146        586      1,149       2,496***
----------------------------------------------------------------------------------
CLASS C SHARES ($)                           146        586      1,149       2,684


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.


*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  NEW JERSEY TAX FREE BOND FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from the New Jersey gross income tax, that state's personal income tax. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, exempt from New Jersey personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on the market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

                                                    PROSPECTUS FEBRUARY 19, 2005

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in the State of New Jersey and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New Jersey

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New Jersey Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995      11.72%
1996       3.16%
1997       7.66%
1998       6.20%
1999      -1.93%
2000      11.46%
2001       4.21%
2002       9.50%
2003       4.15%
2004       2.83%


BEST QUARTER 4th quarter, 2000          4.96%
WORST QUARTER 2nd quarter, 2004        -2.79%



* The performance in the table for the period before Class A and Class B Shares were launched on 3/28/02 and the performance in the bar chart prior to 1/1/03 are based on the performance of the Select Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A and Class B Shares would have been lower than the performance shown because Class A and Class B Shares have higher expenses than Select Shares.

     The performance of the Fund before 1/1/97 is based on the historical performance of one of the common trust funds maintained by a predecessor of JPMorgan Chase Bank and whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                   (1.77)            5.41             5.33

Return After Taxes on Distributions                                   (2.13)            5.01              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares           (0.02)            5.00              N/A(1)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                   (2.90)            5.65             5.62
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Return Before Taxes                                                    1.03             5.97             5.62
-------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    3.53             6.47             6.53
-------------------------------------------------------------------------------------------------------------
LIPPER NEW JERSEY MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      3.59             6.49             6.07



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page. The performance for the Class C Shares for the period before 2/19/05 is based on the performance of Class B Shares of the Fund.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of the Class A and Class B Shares and the estimated expenses of the Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                             CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      4.50             NONE             NONE
-------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**           5.00             1.00
-------------------------------------------------------------------------------------------------------------



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."


** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                             CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.30             0.30             0.30
DISTRIBUTION (RULE 12b-1) FEES                                         0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                               0.25             0.25             0.25
OTHER EXPENSES(1)                                                      1.37             1.40             0.25
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        2.17             2.70             1.55
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                              (1.17)           (1.20)           (0.05)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                        1.00             1.50             1.50



(1) For Class A and Class B Shares, "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements. For Class C Shares, "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.00%, 1.50% and 1.50%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 12/31/06, and 2.00% and 2.50%, respectively, for Class A and Class B Shares thereafter through 2/18/15 and total annual operating expenses for Class C Shares.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                          547        875      1,313       2,528
----------------------------------------------------------------------------------
CLASS B SHARES** ($)                         653        899      1,361       2,569***
----------------------------------------------------------------------------------
CLASS C SHARES** ($)                         253        480        836       1,838


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
CLASS B SHARES ($)                           153        599      1,161       2,569***
----------------------------------------------------------------------------------
CLASS C SHARES ($)                           153        480        836       1,838


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.


*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  NEW YORK TAX FREE BOND FUND
  (formerly JPMorgan New York Intermediate Tax Free Income Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New York

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

                                                     PROSPECTUS FEBRUARY 19 2005


THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New York Intermediate Municipal Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995      15.42%
1996       3.06%
1997       8.46%
1998       6.45%
1999      -1.41%
2000       9.93%
2001       4.15%
2002       8.76%
2003       4.15%
2004       2.31%


BEST QUARTER 1st quarter, 1995          5.82%
WORST QUARTER 1st quarter, 1994        -4.27%



* The performance in the table before Class A and Class B Shares were launched on 2/16/01 and the performance in the bar chart prior to 1/1/02 are based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance for the period before Class C Shares were launched on 1/31/03 are based on the performance of the Class B Shares. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                   (2.28)            4.83             5.55

Return After Taxes on Distributions                                   (2.54)            4.71              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares           (0.15)            4.66              N/A(1)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                   (3.24)            4.84             5.71
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Return Before Taxes                                                    0.67             5.13             5.70
-------------------------------------------------------------------------------------------------------------
LEHMAN NY COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   3.54             6.42             6.64
-------------------------------------------------------------------------------------------------------------
LIPPER NEW YORK INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)                                      3.57             6.69             6.25



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      4.50             NONE             NONE
-------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                NONE**           5.00             1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                             CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.30             0.30             0.30
DISTRIBUTION (RULE 12b-1) FEES                                         0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                               0.25             0.25             0.25
OTHER EXPENSES(1)                                                      0.27             0.27             0.26
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        1.07             1.57             1.56
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (0.32)           (0.02)           (0.01)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                        0.75             1.55             1.55



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75%, 1.55% and 1.55%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                          523        718        958       1,645
----------------------------------------------------------------------------------
CLASS B SHARES** ($)                         658        792      1,052       1,730***
----------------------------------------------------------------------------------
CLASS C SHARES** ($)                         258        491        848       1,855


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
CLASS B SHARES ($)                           158        492        852       1,730***
----------------------------------------------------------------------------------
CLASS C SHARES ($)                           158        491        848       1,855


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.


*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

Each Fund is a series of J.P. Morgan Mutual Fund Series, which is a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 for more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below as a percentage of average daily net assets:



FUND                                                          %
---------------------------------------------------------------
CALIFORNIA TAX FREE BOND FUND                              0.30

INTERMEDIATE TAX FREE BOND FUND                            0.30

NEW JERSEY TAX FREE BOND FUND                              0.30

NEW YORK TAX FREE BOND FUND                                0.30


PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.


WHO CAN BUY SHARES?
Class A, Class B and Class C shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.


Share ownership is electronically recorded, therefore no certificates will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.


Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.


There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.


Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.


Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.


Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES
You will not pay a sales charge at the time of purchase.


A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.


There is no maximum investment amount for Class C Shares.


WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.


HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.


Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.


NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.


Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in the Funds. Subsequent investments must be at least $25 per Fund.


You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares Can I automatically invest on a systematic basis?"


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.


Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:


-  JPMorgan Funds; or


-  The specific Fund in which you are investing.


Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.


If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.


- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.


The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.


CLASS A SHARES

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."


TOTAL SALES CHARGE FOR FUNDS


                                SALES
                               CHARGE       SALES
                               AS A %      CHARGE   COMMISSION
                               OF THE      AS A %    AS A % OF
AMOUNT OF                    OFFERING     OF YOUR     OFFERING
PURCHASES                       PRICE  INVESTMENT        PRICE
--------------------------------------------------------------
LESS THAN $100,000               4.50        4.71         4.05

$100,000-$249,999                3.50        3.63         3.05

$250,000-$499,999                2.50        2.56         2.05

$500,000-$999,999                2.00        2.04         1.60

$1,000,000 OR MORE*              NONE        NONE           **


* There is no front-end sales charge for investments of $1 million or more in a Fund.


** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares between 12 and 24 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advan tage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.


RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Shareholdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:


1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.


IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.


Additional information regarding the reduction of Class A sales charges is available in the Funds' State ment of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.


2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.


3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

     -  The JPMorgan Funds.

     -  JPMorgan Chase and its subsidiaries and affiliates.

4.   Bought by employees of:

     - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.


     - Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares).


     -  Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

     - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.


     - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."


     - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

     - Tuition programs that qualify under Section 529 of the Internal Revenue Code.


     - A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.


     - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

     -  Employer-sponsored health savings accounts established pursuant to
        Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.


8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or dis tribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.


10. Bought in connection with plans of reorganizations of JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.


11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES

Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:


YEARS SINCE                    CDSC AS A % OF DOLLAR
PURCHASE                    AMOUNT SUBJECT TO CHARGE
----------------------------------------------------
0-1                                             5.00

1-2                                             4.00

2-3                                             3.00

3-4                                             3.00

4-5                                             2.00

5-6                                             1.00

More than 6                                     NONE


The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.


CONVERSION FEATURE

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.


You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:


YEAR SINCE                     CDSC AS A % OF DOLLAR
PURCHASE                    AMOUNT SUBJECT TO CHARGE
----------------------------------------------------
0-1                                             1.00

After first year                                NONE


The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.


HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.


For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.


No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"


2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.


4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.


6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.


8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.


WAIVER APPLICABLE ONLY TO CLASS C SHARES
No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.


To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.


The Rule 12b-1 fees vary by share class as follows:


1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2. Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Class Shares of a JPMorgan money market fund.


Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.


Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


You can set up a systematic exchange program to automatically exchange shares on a regular basis.

This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchanges requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


-  All required documentation in proper form accompanies your exchange request.


DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.


If you exchange Class B or Class C Shares for Class B or Class C Shares, respectively, of a Fund, you will not pay a sales charge at the time of the exchange, however:


1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.


2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.


ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Therefore, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.


Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.


Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH only to a pre-existing bank account on record with the Funds.


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

   - Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

   - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.


The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.


If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);


3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. Net capital gain is distributed annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to as qualified dividend income. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Tax Free Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. Similarly, for the New Jersey Tax Free Bond Fund, New Jersey residents will not have to pay New Jersey personal income taxes on dividends of tax-exempt income from New Jersey municipal obligations and for the New York Tax Free Bond Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM.

A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter, are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN TAX FREE FUNDS

                                                      /X/ Permitted
                                                      / / Not permitted


INVESTMENTS

This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.



                                                                                                                         NEW YORK
                                                                              CALIFORNIA    INTERMEDIATE   NEW JERSEY  INTERMEDIATE
                                                                               TAX FREE       TAX FREE      TAX FREE     TAX FREE
                                                  RELATED TYPES OF RISK          BOND           BOND          BOND         BOND
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of  credit, interest rate,
payments from specific assets, such as auto or    market, prepayment         /X/           /X/           /X/           /X/
credit card receivables.
----------------------------------------------------------------------------------------------------------------------------------
BANK OBLIGATIONS Negotiable certificates of       credit, currency,          /X/ Domestic  /X/ Domestic  /X/ Domestic  /X/ Domestic
deposit, time deposits and bankers' acceptances   liquidity, political           only          only          only          only
of domestic and foreign issuers.
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER Unsecured short term debt        credit, currency,
issued by domestic and foreign banks or           interest rate, liquidity,
corporations. These securities are usually        market, political          /X/           /X/           /X/           /X/
discounted and are rated by S&P, Moody's or
another nationally recognized statistical rating
organization.
-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGES (DIRECTLY HELD) Domestic debt           currency, extension,
instrument which gives the lender a lien on       interest rate, leverage,
property as security for the loan payment.        liquidity, market
                                                  political, prepayment      /X/           /X/           /X/           /X/
-----------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENTS Bonds or other investments     credit, interest rate,
that are sold directly to an institutional        liquidity, market,
investor.                                         valuation                  /X/           /X/           /X/           /X/
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS Contracts whereby the fund  credit                     /X/           /X/           /X/           /X/
agrees to purchase a security and resell it to
the seller on a particular date and at a
specific price.
-----------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS Contracts whereby   credit                     /X/(1)        /X/(1)        /X/(1)        /X/(1)
the fund sells a security and agrees to
repurchase it from the buyer on a particular
date and at a specific price. Considered a form
of borrowing.
-----------------------------------------------------------------------------------------------------------------------------------
SWAPS Contractual agreement whereby a domestic    credit, currency,
or foreign party agrees to exchange periodic      interest rate, leverage,
payments with a counterparty. Segregated liquid   market, political          /X/           /X/           /X/           /X/
assets are used to offset leverage risk.
-----------------------------------------------------------------------------------------------------------------------------------
SYNTHETIC VARIABLE RATE INSTRUMENTS Debt          credit, interest rate,
instruments whereby the issuer agrees to          leverage, liquidity,
exchange one security for another in order to     market, valuation          /X/           /X/           /X/           /X/
change the maturity or quality of a security in
the fund.
-----------------------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MUNICIPAL SECURITIES Securities,       credit, interest rate,
generally issued as general obligation and        market, natural event,
revenue bonds, whose interest is exempt from      political                  /X/           /X/           /X/           /X/
federal taxation and state and/or local taxes in
the state where the securities were issued.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES Debt instruments       interest rate              /X/           /X/           /X/           /X/
(Treasury bills, notes and bonds) guaranteed by
the U.S. government for the timely payment of
principal and interest.
-----------------------------------------------------------------------------------------------------------------------------------
ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT     credit, currency,
SECURITIES Domestic and foreign securities        interest rate, liquidity,
offering non-cash or delayed-cash payment. Their  market, political,
prices are typically more volatile than those of  valuation                  /X/           /X/           /X/           /X/
some other debt instruments and involve certain
special tax considerations.
-----------------------------------------------------------------------------------------------------------------------------------

                                                     PROSPECTUS FEBRUARY 19 2005

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                    AND REWARD
MARKET CONDITIONS

-  Each Fund's share price, yield      -  Bonds have generally              -  Under normal circumstances each
   and total return will fluctuate        outperformed money market            Fund plans to remain fully
   in response to bond market             investments over the long term,      invested in accordance with its
   movements                              with less risk than stocks           policies and may invest
                                                                               uninvested cash in affiliated
-  The value of most bonds will        -  Most bonds will rise in value        money market funds
   fall when interest rates rise;         when interest rates fall
   the longer a bond's maturity and                                         -  The Funds seek to limit risk and
   the lower its credit quality,       -  Asset-backed securities and          enhance total return or yields
   the more its value typically           direct mortgages can offer           through careful management,
   falls                                  attractive returns                   sector allocation, individual
                                                                               securities selection and
-  Adverse market conditions may                                               duration management
   from time to time cause a Fund
   to take temporary defensive                                              -  During severe market downturns,
   positions that are inconsistent                                             the Funds have the option of
   with its principal investment                                               investing up to 100% of assets
   strategies and may hinder a Fund                                            in high quality short-term
   from achieving its investment                                               securities instruments
   objective
                                                                            -  The adviser monitors interest
-  Asset-backed securities                                                     rate trends, as well as
   (securities representing an                                                 geographic and demographic
   interest in, or secured by, a                                               information related to mortgage
   pool of mortgages or other                                                  prepayments
   assets such as receivables)
   could generate capital losses or
   periods of low yields if they
   are paid off substantially
   earlier or later than
   anticipated

-  Each Fund is non-diversified,
   which means that a relatively
   high percentage of the Fund's
   assets may be invested in a
   limited number of issuers.
   Therefore, its performance may
   be more vulnerable to changes in
   the market value of a single
   issuer or a group of issuers

RISK AND REWARD ELEMENTS FOR THE FUNDS

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                    AND REWARD
CREDIT QUALITY

-  The default of an issuer would      -  Investment-grade bonds have a     -  Each Fund maintains its own
   leave a Fund with unpaid               lower risk of default                policies for balancing credit
   interest or principal                                                       quality against potential yields
                                       -  Junk bonds offer higher yields       and gains in light of its
-  Junk bonds (those rated BB, Ba         and higher potential gains           investment goals
   or lower) have a higher risk of
   default, tend to be less liquid                                          -  The adviser develops its own
   and may be more difficult to                                                ratings of unrated securities
   value                                                                       and makes a credit quality
                                                                               determination for unrated
                                                                               securities

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities         -  A Fund can take advantage of      -  Each Fund segregates liquid
   before issue or for delayed            attractive transaction               assets to offset leverage risk
   delivery, it could be exposed to       opportunities
   leverage risk if it does not
   segregate liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform its       -  A Fund could outperform its       -  The adviser focuses its active
   benchmark due to its sector,           benchmark due to these same          management on those areas where
   securities or duration choices         choices                              it believes its commitment to
                                                                               research can most enhance
                                                                               returns and manage risks in a
                                                                               consistent way

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                    AND REWARD
DERIVATIVES

-  Derivatives such as futures,        -  Hedges that correlate well with   -  The Funds use derivatives, such
   options, swaps and forward             underlying positions can reduce      as futures, options, swaps and
   foreign currency contracts(1) that     or eliminate losses at low cost      forward foreign currency
   are used for hedging the                                                    contracts for hedging and for
   portfolio or specific securities    -  A Fund could make money and          risk management (i.e., to adjust
   may not fully offset the               protect against losses if            duration or yield curve
   underlying positions and this          management's analysis proves         exposure, or to establish or
   could result in losses to the          correct                              adjust exposure to particular
   Funds that would not have                                                   securities, markets, or
   otherwise occurred                  -  Derivatives that involve             currencies); risk management may
                                          leverage could generate              include management of a Fund's
-  Derivatives used for risk              substantial gains at low cost        exposure relative to its
   management may not have the                                                 benchmark
   intended effects and may result
   in losses or missed                                                      -  The Funds only establish hedges
   opportunities                                                               that they expect will be highly
                                                                               correlated with underlying
-  The counterparty to a                                                       positions
   derivatives contract could
   default                                                                  -  The Intermediate Tax Free Bond,
                                                                               New York Tax Free Bond and
-  Certain types of derivatives                                                New Jersey Tax Free Bond Funds may
   involve costs to the Funds which                                            use derivatives to increase
   can reduce returns                                                          income or gain

-  Derivatives that involve                                                 -  While the Funds may use
   leverage could magnify losses                                               derivatives that incidentally
                                                                               involve leverage, they do not
-  Derivatives used for non-hedging                                            use them for the specific
   purposes could cause losses that                                            purpose of leveraging their
   exceed the original investment                                              portfolios

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by the
   Funds, accelerate recognition of
   income to the Funds, affect the
   holding period of the Fund's
   assets and defer recognition of
   certain of the Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                    AND REWARD
SECURITIES LENDING(2)

-  When a Fund lends a security,       -  A Fund may enhance income         -  The adviser maintains a list of
   there is a risk that the loaned        through the investment of the        approved borrowers
   securities may not be returned         collateral received from the
   if the borrower defaults               borrower                          -  The Funds receive collateral
                                                                               equal to at least 100% of the
-  The collateral will be subject                                              current value of securities
   to the risks of the securities                                              loaned plus accured interest
   in which it is invested
                                                                            -  The lending agents indemnify a
                                                                               Fund against borrower default

                                                                            -  The adviser's collateral
                                                                               investment guidelines limit the
                                                                               quality and duration of
                                                                               collateral investment to
                                                                               minimize losses

                                                                            -  Upon recall, the borrower must
                                                                               return the securities loaned
                                                                               within the normal settlement
                                                                               period

ILLIQUID HOLDINGS

-  A Fund could have difficulty        -  These holdings may offer more     -  No Fund may invest more than 15%
   valuing these holdings precisely       attractive yields or potential       of net assets in illiquid
                                          growth than comparable widely        holdings
-  A Fund could be unable to sell         traded securities
   these holdings at the time or                                            -  To maintain adequate liquidity
   price desired                                                               to meet redemptions, each Fund
                                                                               may hold investment-grade
                                                                               short-term securities (including
                                                                               repurchase agreements and
                                                                               reverse repurchase agreements)
                                                                               and, for temporary or
                                                                               extraordinary purposes, may
                                                                               borrow from banks up to 331/3%
                                                                               of the value of its total assets
                                                                               or draw on a line of credit

SHORT-TERM TRADING

-  Increased trading would raise a     -  A Fund could realize gains in a   -  A Fund may use short-term
   Fund's transaction costs               short period of time                 trading to take advantage of
                                                                               attractive or unexpected
-  Increased short-term capital        -  A Fund could protect against         opportunities or to meet demands
   gains distributions would raise        losses if a bond is overvalued       generated by shareholder
   shareholders' income tax liability     and its value later falls            activity

(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

CLASS A SHARES



                                                             PER SHARE OPERATING PERFORMANCE:
                                ------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                           ------------------------------------  -----------------------------------------
                                                          NET GAINS
                                                       OR LOSSES ON
                                NET ASSET         NET    SECURITIES               DIVIDENDS
                                   VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL           TOTAL
                                OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS   DISTRIBUTIONS
CALIFORNIA TAX FREE BOND FUND
Year Ended 8/31/04              $   10.80        0.37          0.22        0.59        0.38           0.24            0.62
Year Ended 8/31/03              $   11.07        0.39         (0.22)       0.17        0.40           0.04            0.44
9/10/01** Through 8/31/02       $   10.90        0.40          0.17        0.57        0.40             --            0.40

INTERMEDIATE TAX FREE
BOND FUND
12/31/03** Through 8/31/04      $   11.10        0.27@         0.01        0.28        0.27             --            0.27

NEW JERSEY TAX FREE BOND FUND
Year Ended 8/31/04              $   10.07        0.28          0.29        0.57        0.28           0.32            0.60
Year Ended 8/31/03              $   10.36        0.30         (0.10)       0.20        0.32           0.17            0.49
3/28/02** Through 8/31/02       $    9.84        0.12          0.53        0.65        0.13             --            0.13

NEW YORK INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04              $    7.35        0.25          0.15        0.40        0.24           0.11            0.35
Year Ended 8/31/03              $    7.45        0.26@        (0.10)       0.16        0.26             --!           0.26
Year Ended 8/31/02              $    7.37        0.26@         0.10        0.36        0.27           0.01            0.28
2/16/01** Through 8/31/01       $    7.22        0.15          0.15        0.30        0.15             --            0.15



**   Commencement of offering of class of shares.
 @   Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(b)  Amount rounds to less than one million.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                    NET ASSET
                                   VALUE, END              TOTAL
                                    OF PERIOD             RETURN(1)(a)
CALIFORNIA TAX FREE BOND FUND
Year Ended 8/31/04              $       10.77               5.62%
Year Ended 8/31/03              $       10.80               1.51%
9/10/01** Through 8/31/02       $       11.07               5.33%

INTERMEDIATE TAX FREE
BOND FUND
12/31/03** Through 8/31/04      $       11.11               2.55%

NEW JERSEY TAX FREE BOND FUND
Year Ended 8/31/04              $       10.04               5.87%
Year Ended 8/31/03              $       10.07               1.92%
3/28/02** Through 8/31/02       $       10.36               6.67%

NEW YORK INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04              $        7.40               5.57%
Year Ended 8/31/03              $        7.35               2.15%
Year Ended 8/31/02              $        7.45               5.06%
2/16/01** Through 8/31/01       $        7.37               4.26%

                                                                    RATIOS/SUPPLEMENTAL DATA:
                               ---------------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                ----------------------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                 NET ASSETS,                     NET               EXPENSES                  INCOME
                                      END OF              INVESTMENT       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                      PERIOD         NET      INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (IN MILLIONS)    EXPENSES      (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE(a)
CALIFORNIA TAX FREE BOND FUND
Year Ended 8/31/04             $          17        0.60%       3.47%                  1.19%                   2.88%           43%
Year Ended 8/31/03             $          22        0.60%       3.56%                  1.16%                   3.00%           49%
9/10/01** Through 8/31/02      $          23        0.60%       3.70%                  1.23%                   3.07%           65%

INTERMEDIATE TAX FREE
BOND FUND
12/31/03** Through 8/31/04     $           1        0.73%       3.52%                  9.03%                  (4.78%)          65%

NEW JERSEY TAX FREE BOND FUND
Year Ended 8/31/04             $           1        1.00%       2.89%                  2.22%                   1.67%           54%
Year Ended 8/31/03             $           2        1.00%       2.87%                  3.13%                   0.74%           59%
3/28/02** Through 8/31/02      $          --(b)     1.00%       3.16%                 33.81%!!               (29.67%)!!        75%

NEW YORK INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04             $          85        0.75%       3.32%                  1.12%                   2.95%           30%
Year Ended 8/31/03             $          88        0.75%       3.45%                  1.07%                   3.13%           38%
Year Ended 8/31/02             $         107        0.75%       3.58%                  1.09%                   3.24%           75%
2/16/01** Through 8/31/01      $         117        0.75%       4.10%                  1.21%                   3.64%           33%



(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  !  Rounds to less than .005
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

CLASS B SHARES



                                                             PER SHARE OPERATING PERFORMANCE:
                                ------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                           ------------------------------------  -----------------------------------------
                                                          NET GAINS
                                                       OR LOSSES ON
                                NET ASSET         NET    SECURITIES               DIVIDENDS
                                   VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL           TOTAL
                                OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS   DISTRIBUTIONS
INTERMEDIATE TAX FREE
BOND FUND
12/31/03** Through 8/31/04      $   11.10        0.21@        (0.12)       0.09        0.21             --            0.21

NEW JERSEY TAX FREE BOND FUND
Year Ended 8/31/04              $   10.04        0.24          0.26        0.50        0.23           0.32            0.55
Year Ended 8/31/03              $   10.34        0.26         (0.12)       0.14        0.27           0.17            0.44
3/28/02** Through 8/31/02       $    9.84        0.11          0.50        0.61        0.11             --            0.11

NEW YORK INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04              $    7.36        0.20          0.15        0.35        0.19           0.11            0.30
Year Ended 8/31/03              $    7.46        0.20@        (0.10)       0.10        0.20             --!           0.20
Year Ended 8/31/02              $    7.38        0.21@         0.08        0.29        0.20           0.01            0.21
2/16/01** Through 8/31/01       $    7.22        0.12          0.16        0.28        0.12             --            0.12



 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(b)  Amount rounds to less than one million.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  !  Rounds to less than .005
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                    NET ASSET
                                   VALUE, END              TOTAL
                                    OF PERIOD             RETURN(1)(a)
INTERMEDIATE TAX FREE
BOND FUND
12/31/03** Through 8/31/04      $       10.98               0.85%

NEW JERSEY TAX FREE BOND FUND
Year Ended 8/31/04              $        9.99               5.14%
Year Ended 8/31/03              $       10.04               1.31%
3/28/02** Through 8/31/02       $       10.34               6.20%

NEW YORK INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04              $        7.41               4.73%
Year Ended 8/31/03              $        7.36               1.34%
Year Ended 8/31/02              $        7.46               4.08%
2/16/01** Through 8/31/01       $        7.38               3.91%

                                                                    RATIOS/SUPPLEMENTAL DATA:
                               ---------------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                ----------------------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                 NET ASSETS,                     NET               EXPENSES                  INCOME
                                      END OF              INVESTMENT       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                      PERIOD         NET      INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (IN MILLIONS)    EXPENSES      (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE(b)
INTERMEDIATE TAX FREE
BOND FUND
12/31/03** Through 8/31/04     $          --(b)     1.50%       2.86%                 13.40%                  (9.04%)          65%

NEW JERSEY TAX FREE BOND FUND
Year Ended 8/31/04             $           1        1.50%       2.38%                  2.75%                   1.13%           54%
Year Ended 8/31/03             $           1        1.50%       2.44%                  4.96%                  (1.02%)          59%
3/28/02** Through 8/31/02      $          --(b)     1.50%       2.72%                 36.90%!!               (32.68%)!!        75%

NEW YORK INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04             $          23        1.55%       2.52%                  1.62%                   2.45%           30%
Year Ended 8/31/03             $          25        1.55%       2.64%                  1.57%                   2.62%           38%
Year Ended 8/31/02             $          21        1.57%       2.74%                  1.59%                   2.72%           75%
2/16/01** Through 8/31/01      $          12        1.64%       3.21%                  1.72%                   3.13%           33%

CLASS C SHARES



                                                             PER SHARE OPERATING PERFORMANCE:
                                ------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                           ------------------------------------  -----------------------------------------
                                                          NET GAINS
                                                       OR LOSSES ON
                                NET ASSET         NET    SECURITIES               DIVIDENDS
                                   VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                                BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL           TOTAL
                                OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS   DISTRIBUTIONS
INTERMEDIATE TAX FREE
BOND FUND
12/31/03** Through 8/31/04      $   11.10        0.21@        (0.09)       0.12        0.21             --            0.21

NEW YORK INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04              $    7.36        0.19          0.16        0.35        0.19           0.11            0.30
1/31/03** Through 8/31/03       $    7.46        0.10@        (0.09)       0.01        0.11             --!           0.11



 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
  !  Rounds to less than .005

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                    NET ASSET
                                   VALUE, END              TOTAL
                                    OF PERIOD             RETURN(1)(a)
INTERMEDIATE TAX FREE
BOND FUND
12/31/03** Through 8/31/04      $       11.01               1.13%

NEW YORK INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04              $        7.41               4.73%
1/31/03** Through 8/31/03       $        7.36               0.17%

                                                                    RATIOS/SUPPLEMENTAL DATA:
                               ---------------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                ----------------------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                 NET ASSETS,                     NET               EXPENSES                  INCOME
                                      END OF              INVESTMENT       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                      PERIOD         NET      INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (IN MILLIONS)    EXPENSES      (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE(a)
INTERMEDIATE TAX FREE
BOND FUND
12/31/03** Through 8/31/04     $          --(b)     1.50%       2.83%                 14.81%                 (10.48%)          65%

NEW YORK INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04             $           2        1.55%       2.52%                  1.61%                   2.46%           30%
1/31/03** Through 8/31/03      $           2        1.55%       2.40%                  1.57%                   2.38%           38%



(b)  Amount rounds to less than one million.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION


  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
      THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net

                                                     PROSPECTUS FEBRUARY 19 2005

Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a -10 trackReduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.



FUND                                              CLASS     NET EXPENSE RATIO   GROSS EXPENSE RATIO
----------------------------------------          -----     -----------------   -------------------
JPMorgan Intermediate Tax Free Bond Fund            A             0.75%                8.98%
                                                    B             1.43%               13.35%
                                                    C             1.43%               14.76%



A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter. The Net Expense Ratios for Class A, Class B and Class C shown above are in effect through 2/28/06 and are 1.75%, 2.50% and 2.50%, respectively, through 2/18/15.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN INTERMEDIATE TAX FREE BOND FUND



                                              CLASS A                                   CLASS B(1)
                             -----------------------------------------   -----------------------------------------
                                        GROSS         NET        NET                GROSS         NET        NET
                             ANNUAL   CUMULATIVE   CUMULATIVE   ANNUAL   ANNUAL   CUMULATIVE   CUMULATIVE   ANNUAL
FOR THE YEAR ENDED            COSTS     RETURN       RETURN     RETURN    COSTS     RETURN       RETURN     RETURN
--------------------------   ------   ----------   ----------   ------   ------   ----------   ----------   ------
December 31, 2005(a)         $  513         4.32%        3.67%    3.67%  $  125         4.32%        3.08%    3.08%
December 31, 2007            $   76         9.53%        8.07%    4.25%  $  150         9.53%        6.76%    3.57%
December 31, 2008            $  184        15.01%       11.59%    3.25%  $  270        15.01%        9.43%    2.50%
December 31, 2009            $  190        20.76%       15.21%    3.25%  $  277        20.76%       12.17%    2.50%
December 31, 2010            $  196        26.80%       18.96%    3.25%  $  284        26.80%       14.97%    2.50%
December 31, 2011            $  202        33.14%       22.82%    3.25%  $  291        33.14%       17.84%    2.50%
December 31, 2012            $  209        39.79%       26.81%    3.25%  $  298        39.79%       20.79%    2.50%
December 31, 2013            $  215        46.78%       30.94%    3.25%  $  306        46.78%       23.81%    2.50%
December 31, 2014            $  222        54.12%       35.19%    3.25%  $  236        54.12%       27.68%    3.13%
December 31, 2015            $  230        61.83%       39.59%    3.25%  $  227        61.83%       31.83%    3.25%
December 31, 2016            $  237        69.92%       44.12%    3.25%  $  234        69.92%       36.11%    3.25%



(a)  Information from February 19, 2005 through year end not annualized.
(1) Class B shares automatically convert to Class A shares after eight (8) years.

JPMORGAN INTERMEDIATE TAX FREE BOND FUND



                                              CLASS C
                             -----------------------------------------
                                        GROSS          NET       NET
                             ANNUAL   CUMULATIVE   CUMULATIVE   ANNUAL
FOR THE YEAR ENDED            COSTS     RETURN       RETURN     RETURN
--------------------------   ------   ----------   ----------   ------
December 31, 2005(a)         $  125         4.32%        3.08%    3.08%
December 31, 2007            $  150         9.53%        6.76%    3.57%
December 31, 2008            $  270        15.01%        9.43%    2.50%
December 31, 2009            $  277        20.76%       12.17%    2.50%
December 31, 2010            $  284        26.80%       14.97%    2.50%
December 31, 2011            $  291        33.14%       17.84%    2.50%
December 31, 2012            $  298        39.79%       20.79%    2.50%
December 31, 2013            $  306        46.78%       23.81%    2.50%
December 31, 2014            $  313        54.12%       26.91%    2.50%
December 31, 2015            $  321        61.83%       30.08%    2.50%
December 31, 2016            $  329        69.92%       33.33%    2.50%



(a)  Information from February 19, 2005 through year end not annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528


If you buy shares through a Financial Intermediary you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.


PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-TFABC-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
TAX FREE
FUNDS


INSTITUTIONAL CLASS SHARES


CALIFORNIA TAX FREE BOND FUND
INTERMEDIATE TAX FREE BOND FUND
NEW YORK INTERMEDIATE TAX FREE BOND FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


California Tax Free Bond Fund                      1

Intermediate Tax Free Bond Fund                    7

New York Intermediate Tax Free Bond Fund          13

The Funds' Management and Administration          19

How to Do Business with the Funds                 21

    Purchasing Fund Shares                        21

    Exchanging Fund Shares                        24

    Redeeming Fund Shares                         25

Shareholder Information                           28

    Distributions and Taxes                       28

    Availability of Proxy Voting Record           28

    Portfolio Holdings Disclosure                 29

Investments                                       30

Risk and Reward Elements                          32

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                         36

Financial Highlights                              38

Appendix A--Legal Proceedings and
Additional Fee and Expense Information            40

How To Reach Us                           BACK COVER

JPMORGAN
  CALIFORNIA TAX FREE BOND FUND
  (formerly JPMorgan California Bond Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 30-35.


THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund's securities may be of any maturity, but under normal circumstances the Fund's duration will generally range between three and seven years, similar to that of the Lehman California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (which currently has a duration of 5.42 years).

At least 90% of the Fund's total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Rating (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax advisor for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest

                                                     PROSPECTUS FEBRUARY 19 2005

and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in California

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17), a broad-based securities market index, and the Lipper California Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1997             7.72%
1998             5.60%
1999            -0.61%
2000            10.18%
2001             4.57%
2002             8.08%
2003             3.76%
2004             2.90%


BEST QUARTER 3rd quarter, 2002                  4.43%
WORST QUARTER 2nd quarter, 1999                -2.03%



*    The Fund commenced operations as of 12/23/96.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004(1)



                                                                               PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                                   2.90           5.86           5.25

Return After Taxes on Distributions                                                   2.36           5.62           5.07

Return After Taxes on Distributions and Sale of Fund Shares                           3.13           5.52           5.02
------------------------------------------------------------------------------------------------------------------------
LEHMAN CALIFORNIA COMPETITIVE INTERMEDIATE BOND INDEX (1-17)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                                  4.37           6.33           5.71
------------------------------------------------------------------------------------------------------------------------
LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                                    4.62           6.75           5.54



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operation on 12/23/96. Performance for the benchmark is from 12/31/96.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                              0.30
DISTRIBUTION (RULE 12b-1) FEES                                               NONE
SHAREHOLDER SERVICE FEES                                                     0.10
OTHER EXPENSES(1)                                                            0.25
---------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                              0.65
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   (0.15)
---------------------------------------------------------------------------------
NET EXPENSES(2)                                                              0.50



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.50% of its average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                                       1 YEAR    3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                               51        180        334        784

JPMORGAN

  INTERMEDIATE TAX FREE BOND FUND
  (formerly JPMorgan Intermediate Tax Free Income Fund)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 30-35.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want an income that is exempt from federal investment income taxes

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995            14.39%
1996             3.76%
1997             8.21%
1998             6.56%
1999            -0.55%
2000             8.56%
2001             4.82%
2002             9.40%
2003             4.12%
2004             2.68%


BEST QUARTER 1st quarter, 1995                  5.92%
WORST QUARTER 1st quarter, 1994                -3.52%



* The performance in the table before the Institutional Class Shares were launched on 9/10/01 and the performance in the bar chart prior to 1/1/02 are based on the historical performance of the Select Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance of the Fund prior to 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                               PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                                   2.68           5.89            6.13

Return After Taxes on Distributions                                                   2.63           5.79             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                           3.17           5.63             N/A(1)
-------------------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                                  3.53           6.47            6.53
-------------------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                                    2.85           5.78            5.69



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                            0.30
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.10
OTHER EXPENSES(1)                                                          0.14
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.54
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.04)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.50



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.50% of its average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                                       1 YEAR    3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                               51        166        294        670

JPMORGAN
  NEW YORK INTERMEDIATE
  TAX FREE BOND FUND
  (formerly JPMorgan New York Intermediate Tax Free Income Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 30-35.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed-income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the

Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New York

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities index, and the Lipper New York Intermediate Municipal Debt Funds Average, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995            15.42%
1996             3.06%
1997             8.46%
1998             6.45%
1999            -1.41%
2000             9.93%
2001             4.15%
2002             9.00%
2003             4.39%
2004             2.71%


BEST QUARTER 1st quarter, 1995                  5.82%
WORST QUARTER 1st quarter, 1994                -4.27%



* The performance in the table before the Institutional Class Shares were launched on 9/10/01 and the performance in the bar chart prior to 1/1/02 are based on the historical performance of the Select Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                               PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                                   2.71           6.02            6.14

Return After Taxes on Distributions                                                   2.44           5.89             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                           3.25           5.73             N/A(1)
-------------------------------------------------------------------------------------------------------------------------
LEHMAN NY COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                                  3.54           6.42            6.64
-------------------------------------------------------------------------------------------------------------------------
LIPPER NEW YORK INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)^                                                    3.57           6.69            6.25



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                            0.30
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.10
OTHER EXPENSES(1)                                                          0.16
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.56
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.06)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.50



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.50% of its average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                                                       1 YEAR    3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                               51        168        302        691

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION


Each Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets as follows:


FUND                                                                          %
-------------------------------------------------------------------------------
CALIFORNIA TAX FREE BOND FUND                                              0.30
-------------------------------------------------------------------------------
INTERMEDIATE TAX FREE BOND FUND                                            0.30
-------------------------------------------------------------------------------
NEW YORK INTERMEDIATE TAX FREE BOND FUND                                   0.30

PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.


WHO CAN BUY SHARES?
Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.


Share ownership is electronically recorded, therefore no certificates will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a

Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?
Institutional Class shares are subject to a $3,000,000 minimum investment requirement per Fund. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8328
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)


Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.


If you have any questions, contact your Financial Advisor or Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.


- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Fund" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528


EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Institutional Class shares of a Fund may be exchanged for Institutional Class shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


-  All required documentation in proper form accompanies your exchange request.


ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Therefore, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption requests.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.


WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH only to a bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee.


For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3  Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. Net capital gain is distributed annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Tax Free Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. Similarly, for the New York Intermediate Tax Free Bond Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
   TAX FREE FUNDS

                                                          /X/  Permitted
                                                          / /  Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages


                                                                                                         NEW YORK
                                                                                                       INTERMEDIATE  INTERMEDIATE
                                                                                           CALIFORNIA    TAX FREE      TAX FREE
                                                            RELATED TYPES OF RISK             BOND        INCOME         BOND
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments   credit,interest rate, market,      /X/          /X/          /X/
from specific assets, such as auto or credit card           prepayment
receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time   credit,currency, liquidity,        /X/          / /          /X/
deposits and bankers' acceptances of domestic and foreign   political                       Domestic     Domestic      Domestic
issuers.                                                                                      only         only          only

COMMERCIAL PAPER Unsecured short term debt issued by        credit, currency, interest         /X/          /X/          /X/
domestic and foreign banks or corporations. These           rate, liquidity, market,
securities are usually discounted and are rated by S&P,     political
Moody's or another nationally recognized statistical
rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which    credit, environmental,             /X/          /X/          /X/
gives the lender a lien on property as security for the     extension, interest rate,
loan payment.                                               liquidity, market, natural
                                                            event, political, prepayment,
                                                            valuation

PRIVATE PLACEMENTS Bonds or other investments that are      credit, interest rate,             /X/          /X/          /X/
sold directly to an institutional investor.                 liquidity, market, valuation

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to  credit                             /X/          /X/          /X/
purchase a security and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund    credit                            /X/(1)      /X/(1)         /X/
sells a security and agrees to repurchase it from the
buyer on a particular date and at a specific price.
Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or foreign   credit, currency, interest         /X/          /X/        /X/(1)
party agrees to exchange periodic payments with a           rate, leverage, market,
counterparty. Segregated liquid assets are used to offset   political
leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments        credit, interest rate,             /X/          /X/          /X/
whereby the issuer agrees to exchange one security for      leverage, liquidity, market,
another in order to change the maturity or quality of a     valuation
security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally       credit, interest rate, market,     /X/          /X/          /X/
issued as general obligation and revenue bonds, whose       natural event, political
interest is exempt from federal taxation and state and/or
local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury       interest rate                      /X/          /X/          /X/
bills, notes and bonds) guaranteed by the U.S. government
for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES    credit, currency, interest         /X/          /X/          /X/
Domestic and foreign securities offering non-cash or        rate, liquidity, market,
delayed-cash payment. Their prices are typically more       political, valuation
volatile than those of some other debt instruments and
involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                    AND REWARD
MARKET CONDITIONS

-  Each Fund's share price,        -  Bonds have generally              -  Under normal circumstances each Fund plans
   yield and total return will        outperformed money market            to remain fully invested in accordance
   fluctuate in response to           investments over the long term,      with its policies and may invest
   bond market movements              with less risk than stocks           uninvested cash in affiliated money market
                                                                           funds
-  The value of most bonds         -  Most bonds will rise in value
   will fall when interest            when interest rates fall          -  The Funds seek to limit risk and enhance
   rates rise; the longer a                                                total return or yields through careful
   bond's maturity and the         -  Asset-backed securities and          management, sector allocation, individual
   lower its credit quality,          direct mortgages can offer           securities selection and duration
   the more its value                 attractive returns                   management
   typically falls
                                                                        -  During severe market downturns, the Funds
-  Adverse market conditions                                               have the option of investing up to 100% of
   may from time to time cause                                             assets in high quality short-term
   a Fund to take temporary                                                instruments
   defensive positions that
   are inconsistent with its                                            -  The adviser monitors interest rate trends,
   principal investment                                                    as well as geographic and demographic
   strategies and may hinder a                                             information, related to mortgage
   Fund from achieving its                                                 prepayments
   investment objective

-  Asset-backed securities
   (securities representing an
   interest in, or secured by,
   a pool of mortgages or
   other assets such as
   receivables) and direct
   mortgages could generate
   capital losses or periods
   of low yields if they are
   paid off substantially
   earlier or later than
   anticipated

-  Each Fund is
   non-diversified, which
   means that a relatively
   high percentage of the
   Fund's assets may be
   invested in a limited
   number of issuers.
   Therefore, its performance
   may be more vulnerable to
   changes in the market value
   of a single issuer or a
   group of issuers

                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                    AND REWARD
CREDIT QUALITY

-  The default of an issuer        -  Investment-grade bonds have a     -  Each Fund maintains its own policies for
   would leave a Fund with            lower risk of default                balancing credit quality against potential
   unpaid interest or                                                      yields and gains in light of its
   principal                       -  Junk bonds offer higher yields       investment goals
                                      and higher potential gains
-  Junk bonds (those rated BB,                                          -  The adviser develops its own ratings of
   Ba or lower) have a higher                                              unrated securities and makes credit
   risk of default, tend to be                                             quality determinations for unrated
   less liquid and may be more                                             securities
   difficult to value

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities     -  A Fund can take advantage of      -  Each Fund segregates liquid assets to
   before issue or for delayed        attractive transaction               offset leverage risk
   delivery, it could be              opportunities
   exposed to leverage risk if
   it does not segregate
   liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform       -  A Fund could outperform its       -  The adviser focuses its active management
   its benchmark due to its           benchmark due to these same          on those areas where it believes its
   sector, securities or              choices                              commitment to research can most enhance
   duration choices                                                        returns and manage risks in a consistent
                                                                           way

                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                    AND REWARD
DERIVATIVES

-  Derivatives such as             -  Hedges that correlate well with   -  The Funds use derivatives, such as
   futures, options, swaps and        underlying positions can reduce      futures, options, swaps and forward
   forward foreign currency           or eliminate losses at low cost      foreign currency contracts for hedging and
   contracts(1) that are used                                              for risk management (i.e., to adjust
   for hedging the portfolio       -  A Fund could make money and          duration or yield curve exposure, or to
   or specific securities may         protect against losses if            establish or adjust exposure to particular
   not fully offset the               management's analysis proves         securities, markets, or currencies); risk
   underlying positions and           correct                              management may include management of a
   this could result in losses                                             Fund's exposure relative to its benchmark
   to the Funds that would not     -  Derivatives that involve
   have otherwise occurred            leverage could generate           -  The Funds only establish hedges that they
                                      substantial gains at low cost        expect will be highly correlated with
-  Derivatives used for risk                                               underlying positions
   management may not have the
   intended effects and may                                             -  The Intermediate Tax Free Income Fund and
   result in losses or missed                                              New York Intermediate Tax Free Income Fund
   opportunities                                                           may use derivatives to increase income or
                                                                           gain
-  The counterparty to a
   derivatives contract could                                           -  While the Funds may use derivatives that
   default                                                                 incidentally involve leverage, they do not
                                                                           use them for the specific purpose of
-  Certain types of                                                        leveraging their portfolios
   derivatives involve costs
   to the Funds which can
   reduce returns

-  Derivatives that involve
   leverage could magnify
   losses

-  Derivatives used for
   non-hedging purposes could
   cause losses that exceed
   the original investment

-  Derivatives may, for tax
   purposes, affect the
   character of gain and loss
   realized by a Fund,
   accelerate recognition of
   income to a Fund, affect
   the holding period of a
   Fund's assets and defer
   recognition of certain of a
   Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                    AND REWARD
SECURITIES LENDING(2)

-  When a Fund lends a             -  A Fund may enhance income         -  The adviser maintains a list of approved
   security, there is a risk          through the investment of the        borrowers
   that the loaned securities         collateral received from the
   may not be returned if the         borrower                          -  The Funds receive collateral equal to at
   borrower defaults                                                       least 100% of the current value of
                                                                           securities loaned plus accrued interest
-  The collateral will be
   subject to the risks of the                                          -  The lending agents indemnify a Fund
   securities in which it is                                               against borrower default
   invested
                                                                        -  The adviser's collateral investment
                                                                           guidelines limit the quality and duration
                                                                           of collateral investment to minimize
                                                                           losses

                                                                        -  Upon recall, the borrower must return the
                                                                           securities loaned within the normal
                                                                           settlement period

ILLIQUID HOLDINGS

-  The Fund could have             -  These holdings may offer more     -  No Fund may invest more than 15% of net
   difficulty valuing these           attractive yields or potential       assets in illiquid holdings
   holdings precisely                 growth than comparable widely
                                      traded securities                 -  To maintain adequate liquidity to meet
-  The Fund could be unable to                                             redemptions, each Fund may hold
   sell these holdings at the                                              investment-grade short-term securities
   time or price desired                                                   (including repurchase agreements and
                                                                           reverse repurchase agreements) and, for
                                                                           temporary or extraordinary purposes, may
                                                                           borrow from banks up to 33 1/3% of the
                                                                           value of its total assets or draw on a
                                                                           line of credit

SHORT-TERM TRADING

-  Increased trading would         -  A Fund could realize gains in a   -  A Fund may use short-term trading to take
   raise a Fund's transaction         short period of time                 advantage of attractive or unexpected
   costs                                                                   opportunities or to meet demands generated
                                   -  A Fund could protect against         by shareholder activity
-  Increased short-term               losses if a bond is overvalued
   capital gains distributions        and its value later falls
   would raise shareholders'
   income tax liability

(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)(JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.



                                                               PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                              --------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                  NET ASSET          NET     SECURITIES                 DIVIDENDS
                                     VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                  OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
CALIFORNIA TAX FREE BOND FUND
Year Ended 8/31/04              $     10.64         0.39           0.21         0.60         0.39            0.24            0.63
Year Ended 8/31/03              $     10.90         0.41          (0.23)        0.18         0.40            0.04            0.44
Year Ended 8/31/02              $     10.73         0.42           0.16         0.58         0.41              --            0.41
5/1/01 Through 8/31/01^         $     10.36         0.14           0.40         0.54         0.14            0.03            0.17
Year Ended 4/30/01              $     10.03         0.46           0.33         0.79         0.46              --            0.46
Year Ended 4/30/00              $     10.40         0.42          (0.36)        0.06         0.42            0.01            0.43

INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04              $     10.93         0.43@          0.14         0.57         0.43            0.08            0.51
Year Ended 8/31/03              $     11.15         0.43          (0.15)        0.28         0.43            0.07            0.50
9/10/01** Through 8/31/02       $     10.94         0.44           0.25         0.69         0.44            0.04            0.48

NEW YORK INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04              $      7.36         0.26           0.16         0.42         0.26            0.11            0.37
Year Ended 8/31/03              $      7.46         0.28@         (0.10)        0.18         0.28              --!           0.28
9/10/01** Through 8/31/02       $      7.33         0.27@          0.15         0.42         0.28            0.01            0.29



  ^ The Fund changed its fiscal year end from April 30 to August 31. ** Commencement of offering of class of shares.
  !  Rounds to less than .005.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                  NET ASSET
                                 VALUE, END                TOTAL
                                  OF PERIOD           RETURN (a)
CALIFORNIA TAX FREE BOND FUND
Year Ended 8/31/04              $     10.61                 5.76%
Year Ended 8/31/03              $     10.64                 1.67%
Year Ended 8/31/02              $     10.90                 5.57%
5/1/01 Through 8/31/01^         $     10.73                 5.31%
Year Ended 4/30/01              $     10.36                 7.97%
Year Ended 4/30/00              $     10.03                 0.70%

INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04              $     10.99                 5.26%
Year Ended 8/31/03              $     10.93                 2.60%
9/10/01** Through 8/31/02       $     11.15                 6.43%

NEW YORK INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04              $      7.41                 5.82%
Year Ended 8/31/03              $      7.36                 2.40%
9/10/01** Through 8/31/02       $      7.46                 5.89%

                                                                   RATIOS/SUPPLEMENTAL DATA:
                               --------------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                               --------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                 NET ASSETS,                     NET               EXPENSES                  INCOME
                                      END OF              INVESTMENT       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                      PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (IN MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
CALIFORNIA TAX FREE BOND FUND
Year Ended 8/31/04              $         72       0.50%        3.62%                  0.70%                   3.42%           43%
Year Ended 8/31/03              $        107       0.50%        3.72%                  0.66%                   3.56%           49%
Year Ended 8/31/02              $        149       0.50%        3.84%                  0.71%                   3.63%           65%
5/1/01 Through 8/31/01^         $        137       0.50%        3.99%                  0.59%                   3.90%           29%
Year Ended 4/30/01              $        126       0.50%        4.40%                  0.59%                   4.31%           55%
Year Ended 4/30/00              $         85       0.50%        4.19%                  0.70%                   3.99%           87%

INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04              $        385       0.50%        3.87%                  0.59%                   3.78%           65%
Year Ended 8/31/03              $        484       0.50%        3.89%                  0.59%                   3.80%           56%
9/10/01** Through 8/31/02       $        642       0.50%        4.02%                  0.58%                   3.94%           71%

NEW YORK INTERMEDIATE TAX FREE
BOND FUND
Year Ended 8/31/04              $        174       0.50%        3.57%                  0.61%                   3.46%           30%
Year Ended 8/31/03              $        229       0.50%        3.70%                  0.60%                   3.60%           38%
9/10/01** Through 8/31/02       $        298       0.50%        3.85%                  0.62%                   3.73%           75%

APPENDIX A--LEGAL PROCEEDINGS
  AND ADDITIONAL FEE AND EXPENSE
  INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net

Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.


The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.



FUND                                            CLASS        NET EXPENSE RATIO    GROSS EXPENSE RATIO
----------------------------------------    -------------    -----------------    -------------------
JPMorgan Intermediate Tax Free Bond Fund    Institutional           0.50%                 0.54%


A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.


- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.


"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN INTERMEDIATE TAX FREE BOND FUND


                                         INSTITUTIONAL CLASS
                             ------------------------------------------
                                         GROSS         NET         NET
                             ANNUAL   CUMULATIVE   CUMULATIVE    ANNUAL
FOR THE YEAR ENDED           COSTS      RETURN       RETURN      RETURN
--------------------------   ------   ----------   ----------   -------
December 31, 2005(a)          $ 44       4.32%        3.88%      3.88%
December 31, 2006             $ 53       9.53%        8.56%      4.50%
December 31, 2007             $ 60      15.01%       13.40%      4.46%
December 31, 2008             $ 63      20.76%       18.46%      4.46%
December 31, 2009             $ 65      26.80%       23.74%      4.46%
December 31, 2010             $ 68      33.14%       29.26%      4.46%
December 31, 2011             $ 71      39.79%       35.02%      4.46%
December 31, 2012             $ 75      46.78%       41.05%      4.46%
December 31, 2013             $ 78      54.12%       47.34%      4.46%
December 31, 2014             $ 81      61.83%       53.91%      4.46%
December 31, 2015             $ 85      69.92%       60.77%      4.46%


----------
(a)  Information from February 19, 2005 through year end not annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

PO BOX 8528
BOSTON, MA 02266-8528


If you buy your shares through a Financial Intermediary you should contact that Financial Intermediary directly for more information. You can also find information online www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company  Act File No. is 811-21295

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-TFI-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
TAX FREE
FUNDS

SELECT CLASS SHARES



CALIFORNIA TAX FREE BOND FUND
INTERMEDIATE TAX FREE BOND FUND
NEW JERSEY TAX FREE BOND FUND
NEW YORK TAX FREE BOND FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


California Tax Free Bond Fund                                                  1

Intermediate Tax Free Bond Fund                                                7

New Jersey Tax Free Bond Fund                                                 13

New York Tax Free Bond Fund                                                   19

The Funds' Management and Administration                                      25

How to Do Business with the Funds                                             27

    Purchasing Fund Shares                                                    27

    Exchanging Fund Shares                                                    31

    Redeeming Fund Shares                                                     31

Shareholder Information                                                       34

    Distributions and Taxes                                                   34

    Availability of Proxy Voting Record                                       34

    Portfolio Holdings Disclosure                                             35

Investments                                                                   36

Risk and Reward Elements                                                      38

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                                                     42

Financial Highlights                                                          44

Appendix A--Legal Proceedings and
Additional Fee and Expense Information                                        48

How To Reach Us                                                       BACK COVER

JPMORGAN
  CALIFORNIA TAX FREE BOND FUND
  (formerly JPMorgan California Bond Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 36-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund's securities may be of any maturity, but under normal circumstances the Fund's duration will generally range between three and seven years, similar to that of the Lehman California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (which currently has a duration of 5.42 years).

At least 90% of the Fund's total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax advisor for more information.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could

                                                    PROSPECTUS FEBRUARY 19, 2005

decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the Fund does invest in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in California.

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Lehman California Competitive Intermediate Bond Index (1-17), a broad-based securities market index, and the Lipper California Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1997            7.61%
1998            5.48%
1999           -0.78%
2000           10.14%
2001            4.43%
2002            7.76%
2003            3.61%
2004            2.66%


BEST QUARTER 3rd quarter, 2002           4.43%
WORST QUARTER 2nd quarter, 1999         -2.02%



* The performance before Select Class Shares were launched on 4/21/97 is based on the Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The Fund commenced operations on 12/23/96. During this period, the actual returns of Select Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                           PAST 1 YEAR    PAST 5 YEARS  LIFE OF THE FUND
------------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               2.66            5.68              5.09

Return After Taxes on Distributions                                               2.13            5.44              4.92

Return After Taxes on Distributions and Sale of Fund Shares                       2.92            5.34              4.86
------------------------------------------------------------------------------------------------------------------------
LEHMAN CALIFORNIA COMPETITIVE INTERMEDIATE BOND INDEX (1-17)
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                              4.37            6.33              5.71
------------------------------------------------------------------------------------------------------------------------
LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                                4.62            6.75              5.54



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 12/23/96. Performance for the benchmarks is from 12/31/96.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.30

DISTRIBUTION (RULE 12b-1) FEES                                          NONE

SHAREHOLDER SERVICE FEES                                                0.25

OTHER EXPENSES(1)                                                       0.28
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.83

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.18)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.65



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.65% of its average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                66        231        427        994


*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN
  INTERMEDIATE TAX FREE BOND FUND
  (formerly JPMorgan Intermediate Tax Free Income Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 36-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds, but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want an income that is exempt from federal personal income taxes

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17
Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995           14.39%
1996            3.76%
1997            8.21%
1998            6.56%
1999           -0.55%
2000            8.56%
2001            4.82%
2002            9.23%
2003            4.05%
2004            2.43%


BEST QUARTER 1st quarter, 1995           5.92%
WORST QUARTER 1st quarter, 1994         -3.52%



* The performance for the period before Select Class Shares were launched on 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor has been adjusted to reflect the Fund's expense level (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                           PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               2.43            5.79             6.07

Return After Taxes on Distributions                                               2.38            5.68              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                       2.95            5.52              N/A(1)
-----------------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                              3.53            6.47             6.53
-----------------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                                2.85            5.78             5.69



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.30

DISTRIBUTION (RULE 12b-1) FEES                                          NONE

SHAREHOLDER SERVICE FEES                                                0.25

OTHER EXPENSES(1)                                                       0.13
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.68

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.09)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.59



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.59% of its average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                60        201        362        831



*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN
  NEW JERSEY TAX FREE BOND FUND
  (formerly JPMorgan New Jersey Tax Free Income Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 36-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from the New Jersey gross income tax, that state's personal income tax. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes, exempt from New Jersey personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in municipal obligations issued by the State of New Jersey, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in the State of New Jersey and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New Jersey

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Select Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one year, five years and ten years. It compares that performance to the Lehman Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New Jersey Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995           11.72%
1996            3.16%
1997            7.66%
1998            6.20%
1999           -1.93%
2000           11.46%
2001            4.21%
2002            9.50%
2003            4.92%
2004            2.78%


BEST QUARTER 4th quarter, 2000           4.96%
WORST QUARTER 2nd quarter, 2004         -2.73%



* The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                           PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               2.78            6.52             5.89

Return After Taxes on Distributions                                               2.40            6.12              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                       3.07            6.00              N/A(1)
-----------------------------------------------------------------------------------------------------------------------
LEHMAN COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                              3.53            6.47             6.53
-----------------------------------------------------------------------------------------------------------------------
LIPPER NEW JERSEY MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                                3.59            6.49             6.07



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

 ^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.30

DISTRIBUTION (RULE 12b-1) FEES                                          NONE

SHAREHOLDER SERVICE FEES                                                0.25

OTHER EXPENSES(1)                                                       0.33

TOTAL ANNUAL OPERATING EXPENSES                                         0.88

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.13)

NET EXPENSES(2)                                                         0.75



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75% of its average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                77        256        464      1,062


*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN
  NEW YORK TAX FREE BOND FUND
  (formerly JPMorgan New York Intermediate Tax Free Income Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 36-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purpose and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitute for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund invests in securities that are rated as investment-grade by Moody's, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax advisor for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political or economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

- want an income that is exempt from federal, state, and local (if applicable) personal income taxes in New York

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman NY Competitive Intermediate (1-17 Year) Maturities Index, a broad-based securities market index, and the Lipper New York Intermediate Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995           15.42%
1996            3.06%
1997            8.46%
1998            6.45%
1999           -1.41%
2000            9.93%
2001            4.15%
2002            8.73%
2003            4.18%
2004            2.50%


BEST QUARTER 1st quarter, 1995           5.82%
WORST QUARTER 1st quarter, 1994         -4.27%



 * The performance prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                           PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               2.50            5.86             6.06

Return After Taxes on Distributions                                               2.22            5.74              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                       3.04            5.57              N/A(1)
-----------------------------------------------------------------------------------------------------------------------
LEHMAN NY COMPETITIVE INTERMEDIATE (1-17 YEAR) MATURITIES INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                                3.54            6.42             6.64
-----------------------------------------------------------------------------------------------------------------------
LIPPER NEW YORK INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                                3.57            6.69             6.25



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

 *   See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

 ^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT ASSETS)



MANAGEMENT FEES                                                         0.30

DISTRIBUTION (RULE 12b-1) FEES                                          NONE

SHAREHOLDER SERVICE FEES                                                0.25

OTHER EXPENSES(1)                                                       0.16
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                      0.71



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.72% of its average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                74        229        397        884


*    Assumes sales charge is deducted when shares are purchased.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Each Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds' other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets as follows:



FUND                                               %
CALIFORNIA TAX FREE BOND FUND                   0.30

INTERMEDIATE TAX FREE BOND FUND                 0.30

NEW JERSEY TAX FREE BOND FUND                   0.30

NEW YORK TAX FREE BOND FUND                     0.30


PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (Administrator) will provide Administrative Services and oversee each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.


WHO CAN BUY SHARES?
Select Class shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.


Share ownership is electronically recorded, therefore no certificates will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?
Select Class shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.


Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Shares accounts opened on or before February 18, 2005, but they may not open new Select Class Share accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A accounts.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401 (k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund

(EX: JPMORGAN ABC FUND-SELECT)

Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)


Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.


If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.


- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund

(EX: JPMORGAN ABC FUND-SELECT)

Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?


Select Class Shares of a Fund may be exchanged for Select Class Shares of another JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


-  All required documentation in proper form accompanies your exchange request.


ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption requests.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH only to a bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds generally declare dividends on the last business day of each month and pay such dividends on the first business day of the following month. Net capital gain is distributed annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the California Tax Free Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. Similarly, for the New Jersey Tax Free Bond Fund, New Jersey residents will not have to pay New Jersey personal income taxes on dividends of tax-exempt income from New Jersey municipal obligations, and for the New York Tax Free Bond Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM.

A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE


No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at ww.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  TAX FREE FUNDS

                                              /X/ Permitted
                                              / / Not Permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                  CALIFORNIA       INTERMEDIATE     NEW JERSEY       NEW YORK
                                                                   TAX-FREE          TAX FREE        TAX FREE        TAX FREE
                                       RELATED TYPES OF RISK         BOND              BOND            BOND            BOND
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in   credit, interest rate,         /X/              /X/              /X/             /X/
a stream of payments from specific     market, prepayment
assets, such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable            credit, currency,              /X/ Domestic     /X/ Domestic     /X/ Domestic    /X/ Domestic
certificates of deposit, time deposits liquidity, political               only             only             only            only
and bankers' acceptances of domestic
and foreign issuers.

COMMERCIAL PAPER Unsecured short term  credit, currency, interest     /X/              /X/              /X/             /X/
debt issued by domestic and foreign    rate, liquidity, market,
banks or corporations. These           political
securities are usually discounted and
may be rated by S&P, Moody's or an
other nationally recognized
statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic     credit, environmental,         /X/              /X/              /X/             /X/
debt instrument which gives the lender extension, interest rate, a lien on property as security for the liquidity, market,
loan payment.                          natural event, political,
                                       prepayment, valuation

PRIVATE PLACEMENTS Bonds or other      credit, interest rate,         /X/              /X/              /X/             /X/
investments that are sold directly to  liquidity, market,
an institutional investor.             valuation

REPURCHASE AGREEMENTS Contracts        credit                         /X/              /X/              /X/             /X/
whereby the Fund agrees to purchase a
security and resell it to the seller
on a particular date and at a specific
price.

REVERSE REPURCHASE AGREEMENTS          credit                         /X/(1)           /X/(1)           /X/(1)           /X/(1)
Contracts whereby the Fund sells a
security and agrees to repurchase it
from the buyer on a particular date
and at a specific price. Considered a
form of borrowing.

SWAPS Contractual agreement whereby a  credit, currency, interest     /X/              /X/              /X/             /X/
domestic or foreign party agrees to    rate, leverage, market,
exchange periodic payments with a      political
counterparty. Segregated liquid assets
are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS    credit, interest rate,         /X/              /X/              /X/             /X/
Debt instruments whereby the issuer    leverage, liquidity,
agrees to exchange one security for    market, valuation
another in order to change the
maturity or quality of a security in
the Fund.

TAX EXEMPT MUNICIPAL SECURITIES        credit, interest rate,         /X/              /X/              /X/             /X/
Securities, generally issued as        market, natural event,
general obligation and revenue bonds,  political
whose interest is exempt from federal
taxation and state and/or local taxes
in the state where the securities were
issued.

U.S. GOVERNMENT SECURITIES Debt        interest rate                  /X/              /X/              /X/             /X/
instruments (Treasury bills, notes and
bonds) guaranteed by the U.S.
government for the timely payment of
principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED  credit, currency, interest     /X/              /X/              /X/             /X/
PAYMENT SECURITIES Domestic and        rate, liquidity, market,
foreign securities offering non-cash   political,
or delayed-cash payment. Their prices
are typically more volatile than those
of some other debt instruments and
involve certain special tax
considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                           AND REWARD
MARKET CONDITIONS

-  Each Fund's share price, yield and       -  Bonds have generally outperformed money  -  Under normal circumstances each Fund
   total return will fluctuate in response     market investments over the long term,      plans to remain fully invested in
   to bond market movements                    with less risk than stocks                  accordance with its policies and may
                                                                                           invest uninvested cash in affiliated
-  The value of most bonds will fall when   -  Most bonds will rise in value when          money market funds
   interest rates rise; the longer a           interest rates fall
   bond's maturity and the lower its                                                    -  The Funds seek to limit risk and
   credit quality, the more its value       -  Mortgage-backed and asset-backed            enhance total return or yields through
   typically falls                             securities and direct mortgages can         careful management, sector allocation,
                                               offer attractive returns                    individual securities selection, and
-  Adverse market conditions may from time                                                 duration management
   to time cause a Fund to take temporary
   defensive positions that are                                                         -  During severe market downturns, the
   inconsistent with its principal                                                         Funds have the option of investing up
   investment strategies and may hinder a                                                  to 100% of assets in high quality
   Fund from achieving its investment                                                      short-term instruments
   objective
                                                                                        -  The adviser monitors interest rate
-  Asset-backed securities (securities                                                     trends, as well as geographic and
   representing an interest in, or secured                                                 demographic information related to
   by, a pool of mortgages or other assets                                                 mortgage prepayments
   such as receivables) and direct
   mortgages could generate capital losses
   or periods of low yields if they are
   paid off substantially earlier or later
   than anticipated

-  Each Fund is non-diversified, which
   means that a relatively high percentage
   of the Fund's assets may be invested in
   a limited number of issuers. Therefore,
   its performance may be more vulnerable
   to changes in the market value of a
   single issuer or a group of issuers

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                           AND REWARD
CREDIT QUALITY

-  The default of an issuer would leave a   -  Investment-grade bonds have a lower      -  Each Fund maintains its own policies
   Fund with unpaid interest or principal      risk of default                             for balancing credit quality against
                                                                                           potential yields and gains in light of
-  Junk bonds (those rated BB, Ba or        -  Junk bonds offer higher yields and          its investment goals
   lower) have a higher risk of default,       higher potential gains
   tend to be less liquid and may be more                                               -  The adviser develops its own ratings of
   difficult to value                                                                      unrated securities and makes credit
                                                                                           quality determinations for unrated
                                                                                           securities

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When a Fund buys securities before       -  A Fund can take advantage of attractive  -  Each Fund segregates liquid assets to
   issue or for delayed delivery, it could     transaction opportunities                   offset leverage risk
   be exposed to leverage risk if it does
   not segregate liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform its benchmark  -  A Fund could outperform its benchmark    -  The adviser focuses its active
   due to its sector, securities or            due to these same choices                   management on those areas where it
   duration choices                                                                        believes its commitment to research can
                                                                                           most enhance returns and manage risks
                                                                                           in a consistent way

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                           AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,    -  Hedges that correlate well with          -  The Funds use derivatives, such as
   swaps and forward foreign currency          underlying positions can reduce or          futures, options, swaps and forward
   contracts(1) that are used for hedging      eliminate losses at low cost                foreign currency contracts for hedging
   the portfolio or specific securities                                                    and for risk management (i.e., to
   may not fully offset the underlying      -  A Fund could make money and protect         adjust duration or yield curve
   positions and this could result in          against losses if the management's          exposure, or to establish or adjust
   losses to the Funds that would not have     analysis proves correct                     exposure to particular securities,
   otherwise occurred                                                                      markets, or currencies); risk
                                            -  Derivatives that involve leverage could     management may include management of a
-  Derivatives used for risk management        generate substantial gains at low cost      Fund's exposure relative to its
   may not have the intended effects and                                                   benchmark
   may result in losses or missed
   opportunities                                                                        -  The Funds only establish hedges that
                                                                                           they expect will be highly correlated
-  The counterparty to a derivatives                                                       with underlying positions
   contract could default
                                                                                        -  The Intermediate Tax Free Income, New
-  Certain types of derivatives involve                                                    Jersey Tax Free Income, New York
   costs to the Funds which can reduce                                                     Intermediate Tax Free Income and Tax
   returns                                                                                 Free Funds may use derivatives to
                                                                                           increase income or gain
-  Derivatives that involve leverage could
   magnify losses                                                                       -  While the Funds may use derivatives
                                                                                           that incidentally involve leverage,
-  Derivatives used for non-hedging                                                        they do not use them for the specific
   purposes could cause losses that exceed                                                 purpose of leveraging their portfolios
   the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund, affect
   the holding period of a Fund's assets
   and defer recognition of certain of a
   Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                           AND REWARD
SECURITIES LENDING(2)

-  When a Fund lends a security, there is   -  A Fund may enhance income through the    -  The adviser maintains a list of
   a risk that the loaned securities may       investment of the collateral received       approved borrowers
   not be returned if the borrower             from the borrower
   defaults                                                                             -  The Funds receive collateral equal to
                                                                                           at least 100% of the current value of
-  The collateral will be subject to the                                                   securities loaned plus accrued interest
   risks of the securities in which it is
   invested                                                                             -  The lending agents indemnify a Fund
                                                                                           against borrower default

                                                                                        -  The adviser's collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses

                                                                                        -  Upon recall, the borrower must return
                                                                                           the securities loaned within the normal
                                                                                           settlement period

ILLIQUID HOLDINGS

-  A Fund could have difficulty valuing     -  These holdings may offer more            -  No Fund may invest more than 15% of net
   these holdings precisely                    attractive yields or potential growth       assets in illiquid holdings
                                               than comparable widely traded
-  A Fund could be unable to sell these        securities                               -  To maintain adequate liquidity to meet
   holdings at the time or price desired                                                   redemptions, each Fund may hold
                                                                                           investment-grade short-term securities
                                                                                           (including repurchase agreements and
                                                                                           reverse repurchase agreements) and, for
                                                                                           temporary or extraordinary purposes,
                                                                                           may borrow from banks up to 33 1/3% of
                                                                                           the value of its total assets or draw
                                                                                           on a line of credit

SHORT-TERM TRADING

-  Increased trading would raise a Fund's   -  A Fund could realize gains in a short    -  A Fund may use short-term trading to
   transaction costs                           period of time                              take advantage of attractive or
                                                                                           unexpected opportunities or to meet
-  Increased short-term capital gains       -  A Fund could protect against losses if      demands generated by shareholder
   distributions would raise shareholders'     a bond is overvalued and its value          activity
   income tax liability                        later falls

(2) Although each of the Funds is authorized to engage in securities lending, none of the Funds currently does so.

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

                                                                  PER SHARE OPERATING PERFORMANCE:
                                  -------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                              -------------------------------------  ----------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                   NET ASSET         NET    SECURITIES                DIVIDENDS
                                      VALUE,  INVESTMENT         (BOTH   TOTAL FROM    FROM NET   DISTRIBUTIONS
                                   BEGINNING      INCOME  REALIZED AND   INVESTMENT  INVESTMENT    FROM CAPITAL          TOTAL
                                   OF PERIOD      (LOSS)   UNREALIZED)   OPERATIONS      INCOME           GAINS  DISTRIBUTIONS
CALIFORNIA TAX FREE BOND FUND

Year Ended 8/31/04                $    10.80        0.36          0.22         0.58        0.37            0.24           0.61
Year Ended 8/31/03                $    11.07        0.39         (0.23)        0.16        0.39            0.04           0.43
Year Ended 8/31/02                $    10.91        0.40          0.16         0.56        0.40              --           0.40
5/1/01 Through 8/31/01^           $    10.53        0.14          0.41         0.55        0.14            0.03           0.17
Year Ended 4/30/01                $    10.20        0.45          0.33         0.78        0.45              --           0.45
Year Ended 4/30/00                $    10.57        0.41         (0.36)        0.05        0.41            0.01           0.42

INTERMEDIATE TAX FREE BOND FUND*

Year Ended 8/31/04                $    10.93        0.41@         0.15         0.56        0.41            0.08           0.49
Year Ended 8/31/03                $    11.15        0.42         (0.15)        0.27        0.42            0.07           0.49
Year Ended 8/31/02                $    10.98        0.43          0.21         0.64        0.43            0.04           0.47
Year Ended 8/31/01                $    10.46        0.44          0.52         0.96        0.44              --           0.44
Year Ended 8/31/00                $    10.42        0.46          0.10         0.56        0.46            0.06           0.52

NEW JERSEY TAX FREE BOND FUND*

Year Ended 8/31/04                $    10.09        0.31          0.27         0.58        0.31            0.32           0.63
Year Ended 8/31/03                $    10.34        0.34         (0.08)        0.26        0.34            0.17           0.51
Year Ended 8/31/02                $    10.33        0.37          0.20         0.57        0.37            0.19           0.56
Year Ended 8/31/01                $     9.73        0.42          0.60         1.02        0.42              --           0.42
Year Ended 8/31/00                $     9.61        0.44          0.12         0.56        0.44              --           0.44

  * Formerly Institutional Class Shares since 9/10/01.
  ^ The Fund changed its fiscal year end from April 30 to August 31.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.

  @ Calculated based upon average shares outstanding.

                                   PER SHARE OPERATING PERFORMANCE:
                                  -----------------------------------
                                      NET ASSET
                                     VALUE, END                 TOTAL
                                      OF PERIOD                RETURN (a)
CALIFORNIA TAX FREE BOND FUND

Year Ended 8/31/04                $       10.77                  5.57%
Year Ended 8/31/03                $       10.80                  1.45%
Year Ended 8/31/02                $       11.07                  5.31%
5/1/01 Through 8/31/01^           $       10.91                  5.31%
Year Ended 4/30/01                $       10.53                  7.77%
Year Ended 4/30/00                $       10.20                  0.60%

INTERMEDIATE TAX FREE BOND FUND*

Year Ended 8/31/04                $       11.00                  5.19%
Year Ended 8/31/03                $       10.93                  2.44%
Year Ended 8/31/02                $       11.15                  5.99%
Year Ended 8/31/01                $       10.98                  9.35%
Year Ended 8/31/00                $       10.46                  5.54%

NEW JERSEY TAX FREE BOND FUND*

Year Ended 8/31/04                $       10.04                  5.92%
Year Ended 8/31/03                $       10.09                  2.58%
Year Ended 8/31/02                $       10.34                  5.82%
Year Ended 8/31/01                $       10.33                 10.69%
Year Ended 8/31/00                $        9.73                  6.08%

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                  -------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                 -----------------------------------------------------------------
                                                                                                    NET INVESTMENT
                                    NET ASSETS,                   NET               EXPENSES                INCOME
                                         END OF            INVESTMENT       WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                         PERIOD       NET      INCOME         REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                                  (IN MILLIONS)  EXPENSES      (LOSS)   AND EARNINGS CREDITS  AND EARNINGS CREDITS       RATE (a)
CALIFORNIA TAX FREE BOND FUND

Year Ended 8/31/04                $          40     0.65%       3.42%                  0.88%                 3.19%        43%
Year Ended 8/31/03                $          36     0.65%       3.51%                  0.84%                 3.32%        49%
Year Ended 8/31/02                $          46     0.65%       3.63%                  0.88%                 3.40%        65%
5/1/01 Through 8/31/01^           $          31     0.65%       3.84%                  0.78%                 3.71%        29%
Year Ended 4/30/01                $          33     0.65%       4.25%                  0.78%                 4.12%        55%
Year Ended 4/30/00                $          14     0.65%       3.99%                  0.85%                 3.79%        87%

INTERMEDIATE TAX FREE BOND FUND*

Year Ended 8/31/04                $       1,104     0.66%       3.71%                  0.73%                 3.64%        65%
Year Ended 8/31/03                $       1,159     0.66%       3.73%                  0.74%                 3.65%        56%
Year Ended 8/31/02                $       1,155     0.66%       3.88%                  0.74%                 3.80%        71%
Year Ended 8/31/01                $         728     0.74%       4.10%                  0.75%                 4.09%        43%
Year Ended 8/31/00                $         694     0.57%       4.49%                  0.66%                 4.40%        60%

NEW JERSEY TAX FREE BOND FUND*

Year Ended 8/31/04                $          65     0.75%       3.12%                  0.93%                 2.94%        54%
Year Ended 8/31/03                $          72     0.75%       3.35%                  0.90%                 3.20%        59%
Year Ended 8/31/02                $          83     0.75%       3.64%                  0.89%                 3.50%        75%
Year Ended 8/31/01                $          82     0.75%       4.18%                  0.93%                 4.00%        48%
Year Ended 8/31/00                $          73     0.59%       4.67%                  0.82%                 4.44%        48%

                                                                  PER SHARE OPERATING PERFORMANCE:
                                  -------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                              -------------------------------------  ----------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                   NET ASSET         NET    SECURITIES                 DIVIDENDS
                                      VALUE,  INVESTMENT         (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                   BEGINNING      INCOME  REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                   OF PERIOD      (LOSS)   UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
NEW YORK INTERMEDIATE TAX
FREE BOND FUND*

Year Ended 8/31/04                $     7.37        0.25          0.16         0.41         0.25           0.11           0.36
Year Ended 8/31/03                $     7.46        0.26@        (0.09)        0.17         0.26             --^          0.26
Year Ended 8/31/02                $     7.38        0.26@         0.09         0.35         0.26           0.01           0.27
Year Ended 8/31/01                $     7.01        0.29          0.37         0.66         0.29             --           0.29
Year Ended 8/31/00                $     6.91        0.31          0.10         0.41         0.31             --           0.31


* Formerly Institutional Class Shares since 9/10/01.
@ Calculated based upon average shares outstanding.
^ Rounds to less than .005

                                   PER SHARE OPERATING PERFORMANCE:
                                  -----------------------------------
                                      NET ASSET
                                     VALUE, END                 TOTAL
                                      OF PERIOD                RETURN
NEW YORK INTERMEDIATE TAX
FREE BOND FUND*

Year Ended 8/31/04                $        7.42                 5.60%
Year Ended 8/31/03                $        7.37                 2.32%
Year Ended 8/31/02                $        7.46                 4.99%
Year Ended 8/31/01                $        7.38                 9.68%
Year Ended 8/31/00                $        7.01                 6.13%

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                  -------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS:
                                                 -----------------------------------------------------------------
                                                                                                    NET INVESTMENT
                                    NET ASSETS,                   NET               EXPENSES                INCOME
                                         END OF            INVESTMENT       WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                         PERIOD       NET      INCOME         REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                                  (IN MILLIONS)  EXPENSES      (LOSS)   AND EARNINGS CREDITS  AND EARNINGS CREDITS       RATE
NEW YORK INTERMEDIATE TAX
FREE BOND FUND*

Year Ended 8/31/04                $         394     0.72%       3.35%                  0.76%                 3.31%        30%
Year Ended 8/31/03                $         410     0.72%       3.48%                  0.75%                 3.45%        38%
Year Ended 8/31/02                $         474     0.72%       3.63%                  0.76%                 3.59%        75%
Year Ended 8/31/01                $         302     0.75%       4.10%                  0.79%                 4.06%        33%
Year Ended 8/31/00                $         277     0.58%       4.48%                  0.70%                 4.36%        46%

APPENDIX A -- LEGAL PROCEEDINGS
  AND ADDITIONAL FEE AND EXPENSE
  INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net

Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.



FUND                                              CLASS        NET EXPENSE RATIO       GROSS EXPENSE RATIO
----------------------------------------         -------       -----------------       -------------------
JPMorgan Intermediate Tax Free Bond Fund          Select            0.59%                    0.68%



A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN INTERMEDIATE TAX FREE BOND FUND



                                                SELECT CLASS
                             ---------------------------------------------------
                                            GROSS           NET            NET
                             ANNUAL       CUMULATIVE     CUMULATIVE      ANNUAL
FOR THE YEAR ENDED            COSTS         RETURN         RETURN        RETURN
---------------------------  ------       ----------     ----------      -------
December 31, 2005(a)          $  52           4.32%          3.81%         3.81%
December 31, 2006             $  63           9.53%          8.38%         4.41%
December 31, 2007             $  75          15.01%         13.07%         4.32%
December 31, 2008             $  79          20.76%         17.95%         4.32%
December 31, 2009             $  82          26.80%         23.05%         4.32%
December 31, 2010             $  85          33.14%         28.36%         4.32%
December 31, 2011             $  89          39.79%         33.91%         4.32%
December 31, 2012             $  93          46.78%         39.69%         4.32%
December 31, 2013             $  97          54.12%         45.73%         4.32%
December 31, 2014             $ 101          61.83%         52.02%         4.32%
December 31, 2015             $ 106          69.92%         58.59%         4.32%


----------

(a)  Information from February 19, 2005 through year end not annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

PO BOX 8528
BOSTON, MA 02266-8528


If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-TFS-205

PROSPECTUS FEBRUARY 19, 2005

JPMORGAN
MONEY MARKET
FUNDS
MORGAN SHARES
FOR ALL FUNDS AND CLASS B & CLASS C SHARES
FOR PRIME MONEY MARKET FUND

PRIME MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
TAX FREE MONEY MARKET FUND
CALIFORNIA MUNICIPAL MONEY MARKET FUND
NEW YORK MUNICIPAL MONEY MARKET FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                                        1

Federal Money Market Fund                                                      7

100% U.S. Treasury Securities Money Market Fund                               11

Tax Free Money Market Fund                                                    15

California Municipal Money Market Fund                                        20

New York Municipal Money Market Fund                                          25

The Funds' Management and Administration                                      30

How Your Account Works                                                        33

   Buying Fund Shares                                                         33

   Selling Fund Shares                                                        37

   Exchanging Fund Shares                                                     38

   Distribution Arrangements                                                  39

   Other Information Concerning the Funds                                     41

Shareholder Information                                                       43

   Distributions and Taxes                                                    43

   Availability of Proxy Voting Record                                        43

   Portfolio Holdings Disclosure                                              44

What the Terms Mean                                                           45

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            46

Financial Highlights                                                          47

Appendix A--Legal Proceedings and Additional
Fee and Expense Information                                                   55

How To Reach Us                                                       Back cover

JPMORGAN PRIME MONEY MARKET FUND

THE FUND'S OBJECTIVE

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations

The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL

-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO

-  WANT A HIGHLY LIQUID INVESTMENT

-  ARE LOOKING FOR AN INTERIM INVESTMENT

-  ARE PURSUING A SHORT-TERM GOAL

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR LONG-TERM GROWTH

-  ARE INVESTING FOR HIGH INCOME

-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class B Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

The performance figures in the bar chart do not reflect any deduction for the contingent deferred sales charges, which are assessed on Class B Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Morgan Shares after eight years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1995    4.59%
1996    4.13%
1997    4.49%
1998    4.48%
1999    4.14%
2000    5.35%
2001    3.11%
2002    0.67%
2003    0.11%
2004    0.32%


BEST QUARTER 3rd quarter, 2000         1.39%
WORST QUARTER 2nd quarter, 2003        0.02%
              3rd quarter, 2003
              4th quarter, 2003
              1st quarter, 2004



(1)  THE FUND'S FISCAL YEAR END IS 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004



                                                   PAST 1 YEAR      PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------------
MORGAN SHARES*                                     0.86             2.51             3.51
--------------------------------------------------------------------------------------------------
CLASS B SHARES                                     0.32             1.89             3.12
--------------------------------------------------------------------------------------------------
CLASS C SHARES**                                   0.32             1.88             3.09
--------------------------------------------------------------------------------------------------



 * THE PERFORMANCE BEFORE THE MORGAN SHARES WERE LAUNCHED ON 10/1/98 IS BASED ON CLASS B SHARES OF THE FUND.
** THE PERFORMANCE BEFORE CLASS C SHARES WERE LAUNCHED ON 5/14/98 IS BASED ON
   CLASS B SHARES OF THE FUND.

INVESTOR EXPENSES FOR MORGAN, CLASS B AND CLASS C SHARES
The expenses of the Morgan, Class B and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                 MORGAN SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE                       NONE             NONE              NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                     NONE             5.00%             1.00%



ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN, CLASS B AND CLASS C SHARES ASSETS)



                                                 MORGAN SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                   0.08             0.08              0.08
DISTRIBUTION (RULE 12b-1) FEES                    NONE             0.75              0.75
SHAREHOLDER SERVICE FEES                          0.35             0.25              0.25
OTHER EXPENSES(1)                                 0.16             0.16              0.16
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                   0.59             1.24              1.24
FEE WAIVER AND EXPENSE
  REIMBURSEMENTS(2)                              (0.07)           (0.27)            (0.27)
--------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                   0.52             0.97              0.97
--------------------------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.52%, 0.97% AND 0.97%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
MORGAN SHARES($)                         53       176        316         726

CLASS B SHARES*($)                      599       643        832       1,302

CLASS C SHARES*($)                      199       343        632       1,455


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
MORGAN SHARES($)                        53        176        316         726

CLASS B SHARES($)                       99        343        632       1,302

CLASS C SHARES($)                       99        343        632       1,455


 * ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. ** REFLECTS CONVERSION OF CLASS B SHARES TO MORGAN SHARES AFTER THEY HAVE BEEN
   OWNED FOR EIGHT YEARS.

JPMORGAN FEDERAL MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide current income while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

- debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes. The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY OR GUARANTEED THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL

-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO

-  WANT A HIGHLY LIQUID INVESTMENT

-  ARE LOOKING FOR AN INTERIM INVESTMENT

-  ARE PURSUING A SHORT-TERM GOAL

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR LONG-TERM GROWTH

-  ARE INVESTING FOR HIGH INCOME

-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1995    5.31%
1996    4.81%
1997    4.98%
1998    4.87%
1999    4.52%
2000    5.68%
2001    3.56%
2002    1.14%
2003    0.48%
2004    0.67%


BEST QUARTER 4th quarter, 2000        1.47%
WORST QUARTER 1st quarter, 2004       0.08%



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004(1)



                                                   PAST 1 YEAR      PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------------
MORGAN SHARES                                      0.67             2.28             3.58
--------------------------------------------------------------------------------------------------



(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR MORGAN SHARES
The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.10
SHAREHOLDER SERVICE FEES                                                0.35
OTHER EXPENSES(1)                                                       0.22
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.75
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                               (0.16)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.59
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR T0 REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.


                                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           60         210        387       902

JPMORGAN 100% U.S. TREASURY
  SECURITIES MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL

-  WANT REGULAR INCOME FROM A HIGH-QUALITY PORTFOLIO

-  WANT A HIGHLY LIQUID INVESTMENT

-  ARE LOOKING FOR AN INTERIM INVESTMENT

-  ARE PURSUING A SHORT-TERM GOAL

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR LONG-TERM GROWTH

-  ARE INVESTING FOR HIGH INCOME

-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995    5.17%
1996    4.73%
1997    4.91%
1998    4.84%
1999    4.26%
2000    5.49%
2001    3.47%
2002    1.18%
2003    0.54%
2004    0.69%


BEST QUARTER 4th quarter, 2000        1.46%
WORST QUARTER 4th quarter, 2003       0.10%
              1st quarter, 2004
              2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004*,(1)



                                                   PAST 1 YEAR      PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------------
MORGAN SHARES                                      0.69             2.26             3.51
--------------------------------------------------------------------------------------------------



* THE PERFORMANCE FOR THE PERIOD BEFORE MORGAN SHARES WERE LAUNCHED ON 5/3/96 IS BASED ON THE PERFORMANCE OF THE FUND'S PREDECESSOR, THE HANOVER 100% TREASURY SECURITIES MONEY MARKET FUND.
(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR MORGAN SHARES
The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.10
SHAREHOLDER SERVICE FEES                                                0.35
OTHER EXPENSES(1)                                                       0.12
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.65
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.06)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.59
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR T0 REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/19/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.


                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            60        202        356       805

JPMORGAN TAX FREE MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from regular federal income taxes.

As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The remaining 20% of its Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL

-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO

-  WANT A HIGHLY LIQUID INVESTMENT

-  ARE LOOKING FOR AN INTERIM INVESTMENT

-  ARE PURSUING A SHORT-TERM GOAL

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR LONG-TERM GROWTH

-  ARE INVESTING FOR HIGH INCOME

-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS(1)

1995    3.13%
1996    2.91%
1997    3.16%
1998    2.99%
1999    2.77%
2000    3.65%
2001    2.38%
2002    0.99%
2003    0.53%
2004    0.66%


BEST QUARTER 4th quarter, 2000        0.96%
WORST QUARTER 3rd quarter, 2003       0.09%



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004(1)



                                                   PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------
MORGAN SHARES                                      0.66            1.63            2.31
------------------------------------------------------------------------------------------------



(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR MORGAN SHARES
The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.10
SHAREHOLDER SERVICE FEES                                                0.35
OTHER EXPENSES(1)                                                       0.11
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.64
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.05)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.59
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR T0 REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.


                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            60        195        348       790

JPMORGAN CALIFORNIA MUNICIPAL MONEY MARKET FUND
  (FORMERLY JPMORGAN CALIFORNIA TAX FREE MONEY MARKET FUND)


THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. Municipal obligations in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. The remaining 20% of Assets may be invested in securities paying interest which is subject to federal and California personal income taxes or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to California personal income taxes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that are rated in one of the two highest short-term rating categories from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

The Fund will be particularly susceptible to difficulties affecting California and its municipalities. Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. Consult your tax professional for more information.

The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL

-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO

-  WANT A HIGHLY LIQUID INVESTMENT

-  ARE LOOKING FOR AN INTERIM INVESTMENT

-  ARE PURSUING A SHORT-TERM GOAL

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR LONG-TERM GROWTH

-  ARE INVESTING FOR HIGH INCOME

-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS(1)

1995    3.38%
1996    2.95%
1997    3.09%
1998    2.87%
1999    2.62%
2000    3.19%
2001    2.04%
2002    1.00%
2003    0.57%
2004    0.69%


BEST QUARTER 2nd quarter, 1995        0.88%
WORST QUARTER 3rd quarter, 2003       0.11%
              1st quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004(1)



                                                   PAST 1 YEAR      PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------------
MORGAN SHARES                                      0.69             1.49             2.23
--------------------------------------------------------------------------------------------------



(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR MORGAN SHARES
The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.10
SHAREHOLDER SERVICE FEES                                                0.35
OTHER EXPENSES(1)                                                       0.23
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.76
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.21)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.55
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR T0 REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Morgan Shares and your actual costs may be higher or lower.


                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            56        203        384       906

JPMORGAN NEW YORK MUNICIPAL MONEY MARKET FUND
  (FORMERLY JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND)


THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. Municipal obligations in which the Fund can invest include those issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. The remaining 20% of Assets may be invested in securities paying interest which is subject to federal, New York State and New York City personal income taxes or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to New York State and New York City personal income taxes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The dollar weighted average maturity of the Fund will be 90 days or less, and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that are rated in one of the two highest short-term rating categories from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

The Fund will be particularly susceptible to difficulties affecting New York State and its municipalities. Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax professional for more information.

The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL

-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO

-  WANT A HIGHLY LIQUID INVESTMENT

-  ARE LOOKING FOR AN INTERIM INVESTMENT

-  ARE PURSUING A SHORT-TERM GOAL

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR LONG-TERM GROWTH

-  ARE INVESTING FOR HIGH INCOME

-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS(1)

1995    3.03%
1996    2.81%
1997    3.09%
1998    2.90%
1999    2.72%
2000    3.53%
2001    2.22%
2002    1.03%
2003    0.55%
2004    0.66%


BEST QUARTER 4th quarter, 2000        0.94%
WORST QUARTER 3rd quarter, 2003       0.09%



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ending December 31, 2004(1)



                                                   PAST 1 YEAR      PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------------
MORGAN SHARES                                      0.66             1.59             2.25
--------------------------------------------------------------------------------------------------



(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR MORGAN SHARES
The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM MORGAN SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.10
SHAREHOLDER SERVICE FEES                                                0.35
OTHER EXPENSES(1)                                                       0.13
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.66
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                               (0.07)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.59
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR T0 REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.


                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            60        198        355       810

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by Trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:



FUND                                                                       %
----------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                                 0.10

FEDERAL MONEY MARKET FUND                                               0.10

100% U.S. TREASURY SECURITIES
MONEY MARKET FUND                                                       0.10

TAX FREE MONEY MARKET FUND                                              0.10

CALIFORNIA MUNICIPAL MONEY
MARKET FUND                                                             0.10

NEW YORK MUNICIPAL MONEY
MARKET FUND                                                             0.10


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.35% of the average daily net assets of Morgan Shares of each Fund and 0.25% of the average daily net assets of the Class B and Class C Shares of the Prime Money Market Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fees described above to such entities for performing shareholder and administrative services. The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Morgan Shares of each Fund.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

With the exception of Prime Money Market Fund, all of the Funds have adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.10% of the average daily net assets attributable to Morgan Shares. The Prime Money Market Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributable to Class B and Class C Shares.

Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to the amount of actual expenses incurred.


Because Rule 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others,including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a CDSC.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Morgan Shares of these Funds. Unlike the other money market funds in the prospectus, the Prime Money Market Fund also offers two additional classes of shares: Class B and Class C Shares. You do not pay any front-end sales charge when you buy Class B or Class C Shares of the Prime Money Market Fund. You may have to pay a contingent deferred sales charge (CDSC) when you sell Class B or Class C Shares of the Prime Money Market Fund, depending on how long you have held them.


Different sales charges are associated with the Class B and Class C Shares of the Prime Money Market Fund:

- If you hold Class B Shares, you may be required to pay a CDSC when you sell your shares, depending on the length of your investment in the particular shares.

- If you hold Class C Shares, you may be required to pay a CDSC if you hold the shares for less than one year.

For more information about Class B and Class C Shares see "Distribution Arrangements."


The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Morgan Shares, Class B and Class C Shares may be purchased by the general public. You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. You may also purchase Morgan, Class B and Class C Shares directly from JPMorgan Funds Services.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the

Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

Share ownership is electronically recorded, therefore no certificates will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).


Normally, the cut-off time for each Fund is:


PRIME MONEY MARKET FUND                                 5:00 P.M. ET
FEDERAL MONEY MARKET FUND                               2:00 P.M. ET
100% U.S. TREASURY SECURITIES
MONEY MARKET FUND                                       2:00 P.M. ET
TAX FREE MONEY MARKET FUND                              NOON ET
CALIFORNIA MUNICIPAL MONEY
MARKET FUND                                             NOON ET
NEW YORK MUNICIPAL MONEY
MARKET FUND                                             NOON ET



The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.


The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN FUNDS SERVICES

1-800-480-4111

MINIMUM INVESTMENTS

Morgan, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. Subsequent investments must be at least $25. A lower minimum may be available under the Systematic Investment Plan.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

GENERAL
The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received plus any applicable sales charge.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC.

Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See "Selling Fund Shares."

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
 (EX: JPMORGAN ABC FUND-MORGAN)
YOUR FUND NUMBER & ACCOUNT
  NUMBER
 (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by the Fund's cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.


You can buy shares in one of three ways:

THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.


The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your purchase order at that day's price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers' investments in the Funds:

-  Acting directly or through an agent, as the sole shareholder of record

-  Maintaining account records for customers

-  Processing orders to purchase, redeem or exchange shares for customers

-  Responding to inquiries from shareholders

-  Assisting customers with investment procedures.

THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111
Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


JPMorgan Funds Services will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.


THROUGH A SYSTEMATIC INVESTMENT PLAN

You may purchase additional Morgan, Class B or Class C Shares by making automatic periodic investments from your bank account. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:


-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


SELLING FUND SHARES
You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order, less any applicable sales charges.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if a Fund accepts your order before the Fund's cut-off time, the Fund will make available to you the proceeds the same business day by wire. Otherwise, your redemption proceeds will be paid within seven business days after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.


You can sell your shares in one of three ways:

THROUGH YOUR FINANCIAL INTERMEDIARY

Tell your Financial Intermediary which Fund's shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your order at that day's price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

THROUGH JPMORGAN FUNDS SERVICES
Call 1-800-480-4111. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.

Or
Send a signed letter with your instructions to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share for shares of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.


CHECK WRITING
Morgan shareholders may write checks for $250 or more.

- Checks may be payable to any person and your account will continue to earn dividends until the check clears.

- Checks are free, but your bank or the payee may charge you for stop payment orders, insufficient funds, or other valid reasons.

- You can not use this option to close your account because of the difficulty of determining the exact value of your account.

- You must wait five business days before you can write a check against shares purchased by a check or ACH.

Select the "Check Writing" option on the Account Application. Complete, sign and return a signature card and other forms sent to you by UMB Bank, N.A. You will receive a supply of checks that will be drawn on UMB Bank, N.A.


REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


EXCHANGING FUND SHARES

Morgan Shares of a Fund may be exchanged for Morgan Shares or Class A Shares of another JPMorgan Fund. You may pay a sales charge if you exchange your Morgan Shares for Class A Shares.


Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.


Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of a Fund may be exchanged for Class C Shares of another JPMorgan Fund, except the Short Term Bond Funds.


If you exchange Class B Shares of the Prime Money Market Fund for Class B Shares of another JPMorgan Fund, or Class C Shares of the Prime Money Market Fund for Class C Shares of another JPMorgan Fund, you will not pay a CDSC until you sell the shares of the other Fund. The amount of CDSC will be based on when you bought the original shares, not when you made the exchange.


All exchanges are subject to meeting any investment minimum or eligibility requirements. The Funds do not charge a fee for this privilege. In addition, JPMorgan Funds Services may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Generally, an exchange between Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.


We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY

Tell your Financial Intermediary which Funds' shares you want to exchange. They will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111 to ask for details.

DISTRIBUTION ARRANGEMENTS

To obtain free information regarding sales charges and elimination or waiver of sales charges on Class B and Class C Shares of the Prime Money Market Fund, visit www.jpmorganfunds.com and "click" on the hyperlinks or call
1-800-480-4111. You may also contact your Financial Intermediary about the elimination or waiver of sales charges.


CLASS B SHARES

Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem these shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:



YEARS SINCE      CDSC AS A % OF  DOLLAR AMOUNT
PURCHASE         SUBJECT TO CHARGE
----------------------------------------------
0-1              5.00
1-2              4.00
2-3              3.00
3-4              3.00
4-5              2.00
5-6              1.00
MORE THAN 6      NONE



The Distributor pays a commission of 4.00% of the original purchase price to

Financial Intermediaries who sell Class B Shares of the Prime Money Market Fund.

Class B Shares automatically convert to Morgan Shares after eight years measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Morgan Shares.


You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:



YEARS SINCE         CDSC AS A % OF DOLLAR
PURCHASE            AMOUNT SUBJECT TO CHARGE
--------------------------------------------
0-1                 1.00
AFTER FIRST YEAR    NONE



The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Prime Money Market Fund.

Like Class B Shares, Class C Shares have higher distribution fees than Morgan Shares. Unlike Class B Shares, Class C Shares do not convert to Morgan Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class B Shares.


CALCULATION OF THE CLASS B AND CLASS C CDSC
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.


If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares you received in the reorganization.


WAIVERS OF THE CLASS B AND CLASS C CDSC

No CDSC is imposed on redemptions of Class B or Class C Shares of the Prime Money Market Fund:


1. If you withdraw no more than a specified percentage (as indicated in "Selling Fund Shares -- Through a Systematic Withdrawal Plan") of the current balance of the Prime Money Market Fund each month or quarter.

     Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Selling Fund Shares -- Through a Systematic Withdrawal Plan."


2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.


4. That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.


6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.


8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares."


9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

No sales charge is imposed on Class C Shares of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.


To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

OTHER INFORMATION CONCERNING THE FUNDS
The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds' minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.


1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the Funds' minimum investment requirement and is closed as a result, you will not be charged a CDSC.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


The Funds may suspend your ability to redeem or postpone payment for more than seven days when:


1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);


3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases,Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Funds distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.


Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by the Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Municipal Money Market Fund, New York residents will not have to pay New York State or New York City personal income taxes on tax-exempt income from New York municipal obligations. Similarly, for the California Municipal Money Market Fund, California residents will not have to pay California personal income taxes on tax-exempt income from California municipal obligations. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.


Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.


SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.


TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT
  ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN PRIME MONEY MARKET FUND

                                                                                  CLASS B
                                                     ----------------------------------------------------------------
                                                           YEAR          YEAR         YEAR         YEAR         YEAR
                                                          ENDED         ENDED        ENDED        ENDED        ENDED
                                                        8/31/04       8/31/03      8/31/02      8/31/01      8/31/00
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                 $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                   --+           --+        0.01         0.04         0.05
      Less Dividends from Net Investment Income              --+           --+        0.01         0.04         0.05
                                                     ----------    ----------   ----------   ----------   ----------
Net Asset Value, End of Period                       $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                            0.12%         0.25%        1.05%        4.43%        4.97%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)            $        8    $       10   $       13   $       18   $       11
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net Expenses                                          1.06%         1.21%        1.23%        1.24%        1.25%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                 0.12%         0.27%        1.10%        4.17%        4.87%
--------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Earnings Credits         1.28%         1.27%        1.26%        1.26%        1.27%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers and
       Earnings Credits                                   (0.10%)        0.21%        1.07%        4.15%        4.85%
--------------------------------------------------------------------------------------------------------------------

+   Amount rounds to less than $.005.
(1) Total Return figures do not include the effect of any deferred sales load.

                                                                                 CLASS C
                                                     ---------------------------------------------------------------
                                                           YEAR          YEAR         YEAR         YEAR         YEAR
                                                          ENDED         ENDED        ENDED        ENDED        ENDED
                                                        8/31/04       8/31/03      8/31/02      8/31/01      8/31/00
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                 $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                   --+           --+        0.01         0.04         0.05
       Less Dividends from Net Investment Income             --+           --+        0.01         0.04         0.05
                                                     ----------    ----------   ----------   ----------   ----------
Net Asset Value, End of Period                       $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                            0.12%         0.25%        1.05%        4.43%        4.95%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)            $        1    $        1   $        1   $       --*  $       --*
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net expenses                                          1.07%         1.21%        1.23%        1.24%        1.26%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                 0.13%         0.25%        1.16%        4.17%        4.86%
--------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Earnings Credits         1.28%         1.27%        1.26%        1.26%        1.26%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers
       and Earnings Credits                               (0.08%)        0.19%        1.13%        4.15%        4.86%
--------------------------------------------------------------------------------------------------------------------

                                                                                 MORGAN^
                                                     ---------------------------------------------------------------
                                                           YEAR          YEAR         YEAR         YEAR         YEAR
                                                          ENDED         ENDED        ENDED        ENDED        ENDED
                                                        8/31/04       8/31/03      8/31/02      8/31/01      8/31/00
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                 $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                 0.01          0.01         0.02         0.05         0.06
       Less Dividends from Net Investment Income           0.01          0.01         0.02         0.05         0.06
                                                     ----------    ----------   ----------   ----------   ----------
Net Asset Value, End of Period                       $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                            0.59%         0.87%        1.71%        5.10%        5.65%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)            $    3,919    $    4,627   $    7,552   $   10,367   $    1,475
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net expenses                                          0.59%         0.59%        0.58%        0.59%        0.59%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                 0.59%         0.90%        1.72%        4.82%        5.53%
--------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Earnings Credits         0.63%         0.62%        0.61%        0.61%        0.61%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers and
       Earnings Credits                                    0.55%         0.87%        1.69%        4.80%        5.51%
--------------------------------------------------------------------------------------------------------------------

+   Amount rounds to less than $.005.
(1) Total Return figures do not include the effect of any deferred sales load.
*   Amount rounds to less than one million.
^   Formerly Vista Shares.

JPMORGAN FEDERAL MONEY MARKET FUND


                                                                                 MORGAN^
                                                     ---------------------------------------------------------------
                                                           YEAR          YEAR         YEAR         YEAR         YEAR
                                                          ENDED         ENDED        ENDED        ENDED        ENDED
                                                        8/31/04       8/31/03      8/31/02      8/31/01      8/31/00
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                 $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                   --+         0.01         0.01         0.05         0.05
       Less Dividends from Net Investment Income             --+         0.01         0.01         0.05         0.05
                                                     ----------    ----------   ----------   ----------   ----------
Net Asset Value, End of Period                       $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               0.41%         0.70%        1.51%        4.84%        5.29%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)            $      239    $      311   $      452   $      658   $      576
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net Expenses                                          0.70%         0.70%        0.70%        0.70%        0.70%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                 0.40%         0.72%        1.53%        4.57%        5.17%
--------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                    0.79%         0.79%        0.72%        0.74%        0.75%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers,
       Reimbursements and Earnings Credits                 0.31%         0.63%        1.51%        4.53%        5.12%
--------------------------------------------------------------------------------------------------------------------

^   Formerly Vista Shares.
+   Amount rounds to less than $0.005.

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND


                                                                                 MORGAN^
                                                     ---------------------------------------------------------------
                                                           YEAR          YEAR         YEAR         YEAR         YEAR
                                                          ENDED         ENDED        ENDED        ENDED        ENDED
                                                        8/31/04       8/31/03      8/31/02      8/31/01      8/31/00
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                 $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                   --+         0.01         0.02         0.05         0.05
       Less Dividends from Net Investment Income             --+         0.01         0.02         0.05         0.05
                                                     ----------    ----------   ----------   ----------   ----------
Net Asset Value, End of Period                       $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               0.45%         0.75%        1.55%        4.75%        5.02%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)            $    1,869    $    2,535   $    3,526   $    4,027   $    3,535
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net Expenses                                          0.59%         0.59%        0.59%        0.59%        0.59%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                 0.43%         0.77%        1.53%        4.59%        4.92%
--------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                    0.69%         0.69%        0.69%        0.71%        0.71%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers,
       Reimbursements and Earnings Credits                 0.33%         0.67%        1.43%        4.47%        4.80%
--------------------------------------------------------------------------------------------------------------------

^   Formerly Vista Shares.
+   Amount rounds to less than $0.005.

JPMORGAN TAX FREE MONEY MARKET FUND


                                                                                 MORGAN^
                                                     ---------------------------------------------------------------
                                                           YEAR          YEAR         YEAR         YEAR         YEAR
                                                          ENDED         ENDED        ENDED        ENDED        ENDED
                                                        8/31/04       8/31/03      8/31/02      8/31/01      8/31/00
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                 $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                   --+         0.01         0.01         0.03         0.03
       Less Dividends from Net Investment Income             --+         0.01         0.01         0.03         0.03
                                                     ----------    ----------   ----------   ----------   ----------
Net Asset Value, End of Period                       $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               0.48%         0.69%        1.21%        3.13%        3.37%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)            $      567    $      655   $      903   $      907   $      895
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net Expenses                                          0.59%         0.59%        0.59%        0.59%        0.59%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                 0.48%         0.72%        1.14%        3.09%        3.33%
--------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                    0.68%         0.69%        0.69%        0.72%        0.75%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers,
       Reimbursements and Earnings Credits                 0.39%         0.62%        1.04%        2.96%        3.17%
--------------------------------------------------------------------------------------------------------------------

^   Formerly Vista Shares.

+   Amount rounds to less than $0.005.

JPMORGAN CALIFORNIA MUNICIPAL MONEY MARKET FUND*


                                                                                 MORGAN^
                                                     ---------------------------------------------------------------
                                                           YEAR          YEAR         YEAR         YEAR         YEAR
                                                          ENDED         ENDED        ENDED        ENDED        ENDED
                                                        8/31/04       8/31/03      8/31/02      8/31/01      8/31/00
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                 $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                 0.01          0.01         0.01         0.03         0.03
       Less Dividends from Net Investment Income           0.01          0.01         0.01         0.03         0.03
                                                     ----------    ----------   ----------   ----------   ----------
Net Asset Value, End of Period                       $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               0.51%         0.72%        1.13%        2.70%        3.00%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)            $      154    $      149   $      163   $       83   $       78
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net Expenses                                          0.55%         0.55%        0.55%        0.55%        0.55%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                 0.51%         0.72%        1.05%        2.68%        3.03%
--------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                    0.80%         0.73%        0.76%        0.83%        0.90%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers,
       Reimbursements and Earnings Credits                 0.26%         0.54%        0.84%        2.40%        2.68%
--------------------------------------------------------------------------------------------------------------------


*   Formerly JPMorgan California Tax Free Money Market Fund.

^   Formerly Vista Shares.

JPMORGAN NEW YORK MUNICIPAL MONEY MARKET FUND*


                                                                                 MORGAN^
                                                     ---------------------------------------------------------------
                                                           YEAR          YEAR         YEAR         YEAR         YEAR
                                                          ENDED         ENDED        ENDED        ENDED        ENDED
                                                        8/31/04       8/31/03      8/31/02      8/31/01      8/31/00
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                 $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                   --+         0.01         0.01         0.03         0.03
      Less Dividends from Net Investment Income              --+         0.01         0.01         0.03         0.03
                                                     ----------    ----------   ----------   ----------   ----------
Net Asset Value, End of Period                       $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               0.48%         0.72%        1.20%        2.98%        3.27%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)            $    1,540    $    1,662   $    2,123   $    2,439   $    1,831
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net Expenses                                          0.59%         0.59%        0.59%        0.59%        0.59%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                 0.48%         0.72%        1.17%        2.88%        3.24%
--------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                    0.70%         0.69%        0.69%        0.71%        0.70%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers,
       Reimbursements and Earnings Credits                 0.37%         0.62%        1.07%        2.76%        3.13%
--------------------------------------------------------------------------------------------------------------------


*   Formerly JPMorgan New York Tax Free Money Market Fund.
^   Formerly Vista Shares.
+   Amount rounds to less than $.005.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE
  AND EXPENSE INFORMATION


          LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
        AFFECTING FUNDS THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE
                               GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES
The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUNDS OFFERED IN THIS PROSPECTUS ARE NOT SUBJECT TO A REDUCED RATE.



                                                            NET EXPENSE     GROSS EXPENSE
FUND                                           CLASS           RATIO            RATIO
----------------------------------------      -------       -----------     -------------
JPMorgan Prime Money Market Fund              Morgan           0.59%            0.69%
JPMorgan Prime Money Market Fund                B              0.97%            1.24%
JPMorgan Prime Money Market Fund                C              0.97%            1.24%
JPMorgan 100% U.S. Treasury Securities
  Money Market Fund                           Morgan           0.59%            0.65%

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                              JPMORGAN PRIME MONEY MARKET FUND - MORGAN SHARES
                              ------------------------------------------------
                                          GROSS           NET           NET
                               ANNUAL   CUMULATIVE    CUMULATIVE      ANNUAL
FOR THE YEAR ENDED             COSTS      RETURN        RETURN        RETURN
------------------------       ------   ----------    ----------     -------
December 31, 2005(a)            $  52         4.32%         3.81%       3.81%
December 31, 2006               $  63         9.53%         8.38%       4.41%
December 31, 2007               $  76        15.01%        13.06%       4.31%
December 31, 2008               $  80        20.76%        17.93%       4.31%
December 31, 2009               $  83        26.80%        23.01%       4.31%
December 31, 2010               $  87        33.14%        28.31%       4.31%
December 31, 2011               $  90        39.79%        33.84%       4.31%
December 31, 2012               $  94        46.78%        39.61%       4.31%
December 31, 2013               $  98        54.12%        45.63%       4.31%
December 31, 2014               $ 103        61.83%        51.90%       4.31%
December 31, 2015               $ 107        69.92%        58.45%       4.31%



(a)  Information from February 19, 2005 through year end not annualized.

                            JPMORGAN PRIME MONEY MARKET FUND - CLASS B SHARES(1)
                            ----------------------------------------------------
                                          GROSS           NET           NET
                               ANNUAL   CUMULATIVE    CUMULATIVE      ANNUAL
FOR THE YEAR ENDED             COSTS      RETURN        RETURN        RETURN
------------------------       ------   ----------    ----------     -------
December 31, 2005(a)            $  85         4.32%         3.48%       3.48%
December 31, 2006               $ 102         9.53%         7.65%       4.03%
December 31, 2007               $ 136        15.01%        11.70%       3.76%
December 31, 2008               $ 141        20.76%        15.90%       3.76%
December 31, 2009               $ 146        26.80%        20.25%       3.76%
December 31, 2010               $ 152        33.14%        24.77%       3.76%
December 31, 2011               $ 158        39.79%        29.47%       3.76%
December 31, 2012               $ 164        46.78%        34.33%       3.76%
December 31, 2013               $ 107        54.12%        40.00%       4.22%
December 31, 2014               $  99        61.83%        46.03%       4.31%
December 31, 2015               $ 103        69.92%        52.33%       4.31%



(1) Class B Shares automatically convert to Morgan Shares after eight (8) years.
(a) Information from February 19, 2005 through year end not annualized.



                              JPMORGAN PRIME MONEY MARKET FUND - CLASS C SHARES
                              -------------------------------------------------
                                          GROSS           NET           NET
                               ANNUAL   CUMULATIVE    CUMULATIVE      ANNUAL
FOR THE YEAR ENDED             COSTS      RETURN        RETURN        RETURN
------------------------       ------   ----------    ----------     -------
December 31, 2005(a)            $  85         4.32%         3.48%       3.48%
December 31, 2006               $ 102         9.53%         7.65%       4.03%
December 31, 2007               $ 136        15.01%        11.70%       3.76%
December 31, 2008               $ 141        20.76%        15.90%       3.76%
December 31, 2009               $ 146        26.80%        20.25%       3.76%
December 31, 2010               $ 152        33.14%        24.77%       3.76%
December 31, 2011               $ 158        39.79%        29.47%       3.76%
December 31, 2012               $ 164        46.78%        34.33%       3.76%
December 31, 2013               $ 170        54.12%        39.39%       3.76%
December 31, 2014               $ 176        61.83%        44.63%       3.76%
December 31, 2015               $ 183        69.92%        50.06%       3.76%



(a)  Information from February 19, 2005 through year end not annualized.

                                  JPMORGAN 100% U.S. TREASURY SECURITIES
                                     MONEY MARKET FUND - MORGAN SHARES
                                  --------------------------------------
                                          GROSS           NET           NET
                               ANNUAL   CUMULATIVE    CUMULATIVE      ANNUAL
FOR THE YEAR ENDED             COSTS      RETURN        RETURN        RETURN
------------------------       ------   ----------    ----------     -------
December 31, 2005(a)            $  52         4.32%         3.81%       3.81%
December 31, 2006               $  68         9.53%         8.33%       4.36%
December 31, 2007               $  72        15.01%        13.04%       4.35%
December 31, 2008               $  75        20.76%        17.96%       4.35%
December 31, 2009               $  78        26.80%        23.09%       4.35%
December 31, 2010               $  82        33.14%        28.45%       4.35%
December 31, 2011               $  85        39.79%        34.03%       4.35%
December 31, 2012               $  89        46.78%        39.86%       4.35%
December 31, 2013               $  93        54.12%        45.95%       4.35%
December 31, 2014               $  97        61.83%        52.30%       4.35%
December 31, 2015               $ 101        69.92%        58.92%       4.35%



(a)  Information from February 19, 2005 through year end not annualized.

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

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


                   Investment Company Act File No. 811-21295.

          (C) JPMorgan Chase & Co. All Rights Reserved. February 2005.


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-MMM-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
MONEY MARKET
FUNDS
PREMIER SHARES

PRIME MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
TAX FREE MONEY MARKET FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGMENT LOGO]

CONTENTS


Prime Money Market Fund                                             1

Federal Money Market Fund                                           5

100% U.S. Treasury Securities Money Market Fund                     9

Tax Free Money Market Fund                                         13

The Funds' Management and Administration                           18

How Your Account Works                                             20

   Buying Fund Shares                                              20

   Selling Fund Shares                                             23

   Exchanging Fund Shares                                          24

   Other Information Concerning the Funds                          25

Shareholder Information                                            26

   Distributions and Taxes                                         26

   Availability of Proxy Voting Record                             26

   Portfolio Holdings Disclosure                                   26

What the Terms Mean                                                28

Legal Proceedings Relating to Banc One Investment
   Advisors Corporation and Certain of its Affiliates              29

Financial Highlights                                               30

Appendix A--Legal Proceedings and
   Additional Fee and Expense Information                          35

How To Reach Us                                            Back cover

JPMORGAN PRIME MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations

The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1995    5.66%
1996    5.20%
1997    5.37%
1998    5.32%
1999    4.97%
2000    6.18%
2001    3.92%
2002    1.46%
2003    0.80%
2004    1.00%


BEST QUARTER 3rd quarter, 2002         1.59%
WORST QUARTER 3rd quarter, 2003        0.17%
              4th quarter, 2003
              1st quarter, 2004
              2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004(1)



                                           PAST 1 YEAR       PAST 5 YEARS      PAST 10 YEARS
--------------------------------------------------------------------------------------------
PREMIER SHARES                             1.00              2.65              3.97
--------------------------------------------------------------------------------------------



(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR PREMIER SHARES
The expenses of the Premier Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.10
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.48
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.03)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.45
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.


                                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)          46         148        263        598

JPMORGAN FEDERAL MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide current income while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

- debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes. The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1995    5.52%
1996    5.02%
1997    5.19%
1998    5.08%
1999    4.73%
2000    5.90%
2001    3.79%
2002    1.39%
2003    0.73%
2004    0.92%


BEST QUARTER 4th quarter, 2000         1.53%
WORST QUARTER 3rd quarter, 2003        0.15%
              4th quarter, 2003
              1st quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004(1)



                                                PAST 1 YEAR       PAST 5 YEARS      PAST 10 YEARS
-------------------------------------------------------------------------------------------------
PREMIER SHARES                                  0.92              2.53              3.80
-------------------------------------------------------------------------------------------------



(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR PREMIER SHARES
The expenses of the Premier Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)


MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.11
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.49
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.04)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.45
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.


                                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)          46         150        267        609

JPMORGAN 100% U.S. TREASURY
  SECURITIES MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995    5.17%
1996    4.75%
1997    4.95%
1998    4.93%
1999    4.36%
2000    5.60%
2001    3.59%
2002    1.31%
2003    0.67%
2004    0.82%


BEST QUARTER 4th quarter, 2000         1.49%
WORST QUARTER 3rd quarter, 2003        0.14%
              4th quarter, 2003
              1st quarter, 2004
              2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004*,1



                                                PAST 1 YEAR       PAST 5 YEARS      PAST 10 YEARS
-------------------------------------------------------------------------------------------------
PREMIER SHARES                                  0.82              2.38              3.60
-------------------------------------------------------------------------------------------------



  * THE PERFORMANCE FOR THE PERIOD BEFORE PREMIER SHARES WERE LAUNCHED ON 6/3/96 IS BASED ON THE PERFORMANCE OF THE MORGAN SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. RETURNS FOR THE PERIOD 1/1/95 THROUGH 5/3/96 REFLECT THE PERFORMANCE OF THE FUND'S PREDECESSOR, THE HANOVER 100% TREASURY SECURITIES MONEY MARKET FUND.
(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR PREMIER SHARES
The expenses of the Premier Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.10
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.48
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.09)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.39
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.39% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/19/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.


                                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)          40         145        260        595

JPMORGAN TAX FREE MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market circumstances, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from regular federal income taxes.

As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The remaining 20% of its Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those investments which that remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the impositions of government controls or regulations that do not match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE
-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1995    3.42%
1996    3.04%
1997    3.23%
1998    3.05%
1999    2.83%
2000    3.71%
2001    2.48%
2002    1.13%
2003    0.67%
2004    0.80%


BEST QUARTER 4th quarter, 2000         0.98%
WORST QUARTER 3rd quarter, 2003        0.13%



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for the periods ended December 31, 2004(1)



                                                PAST 1 YEAR       PAST 5 YEARS      PAST 10 YEARS
-------------------------------------------------------------------------------------------------
PREMIER SHARES                                  0.80              1.75              2.43
-------------------------------------------------------------------------------------------------



(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR PREMIER SHARES
The expenses of the Premier Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM PREMIER SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.10
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.48
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.03)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.45
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE PREMIER SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.


                                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)          46         148        263        598

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for over-seeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:



FUND                                                                       %
----------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                                 0.10
FEDERAL MONEY MARKET FUND                                               0.10
100% U.S. TREASURY SECURITIES MONEY MARKET FUND                         0.10
TAX FREE MONEY MARKET FUND                                              0.10


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Premier Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fee to such Financial Intermediaries for performing shareholder and administrative services. The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Premier Shares of each Fund.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Premier Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Premier Shares may be purchased by the general public.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. You may also purchase shares directly from JPMorgan Funds Services.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

Share ownership is electronically recorded, therefore no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).


Normally, the cut-off time for each Fund is:


PRIME MONEY MARKET FUND                 5:00 P.M. ET
FEDERAL MONEY MARKET FUND               2:00 P.M. ET
100% U.S. TREASURY SECURITIES MONEY
MARKET FUND                             2:00 P.M. ET

TAX FREE MONEY MARKET FUND              NOON ET


The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:


JPMORGAN FUNDS SERVICES


1-800-480-4111

MINIMUM INVESTMENTS
Premier Shares are subject to a $1,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.


Premier Shares accounts of certain JPMorgan Funds (other than former One Group Funds) opened prior to February 18, 2005 will be subject to a minimum of $100,000. Accounts of certain former One Group Funds opened on or before February 18, 2005 will be subject to a minimum of $200,000.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

GENERAL

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See "Selling Fund Shares."

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-PREMIER)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: JOHN SMITH & MARY SMITH, JTWROS)


Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by the Fund's cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your purchase order at that day's price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers' investments in the Funds:


- Acting directly or through an agent, as the sole shareholder of record

- Maintaining account records for customers

- Processing orders to purchase, redeem or exchange shares for customers

- Responding to inquiries from shareholders

- Assisting customers with investment procedures.


THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111
Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


JPMorgan Funds Services will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.


SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if a Fund accepts your order before the Fund's cut-off time, the Fund will make available to you the proceeds the same business day by wire. Otherwise, your redemption proceeds will be paid within seven business days after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.


You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Fund's shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your order at that day's price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

THROUGH JPMORGAN FUNDS SERVICES
Call 1-800-480-4111. We will mail you a check or send the proceeds via electronic transfer or wire only to the bank account on our records.

Or
Send a signed letter with your instructions to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


EXCHANGING FUND SHARES

You can exchange your Premier Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment or eligibility requirement.

The Funds do not charge a fee for this privilege. In addition, the Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Generally, an exchange between Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.


We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds' shares you want to exchange. They will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS
The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds' minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


The Funds may suspend your ability to redeem or postpone payment for more than seven days when:


1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Funds distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by the Tax Free Money Market Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS:
Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.


SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.


TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT
  ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN PRIME MONEY MARKET FUND



                                                                                             PREMIER
                                                                  -------------------------------------------------------------
                                                                       YEAR         YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                                    8/31/04      8/31/03      8/31/02      8/31/01      8/31/00
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                              $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                             0.01         0.01         0.02         0.05         0.06
     Less Dividends from Net Investment Income                         0.01         0.01         0.02         0.05         0.06
                                                                  ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period                                    $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           0.73%        1.01%        1.85%        5.25%        5.81%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)                         $   5,887    $   5,412    $   5,182    $   2,153    $   1,841
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net Expenses                                                      0.45%        0.45%        0.44%        0.45%        0.45%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                             0.73%        1.00%        1.80%        4.96%        5.67%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Earnings Credits                     0.47%        0.46%        0.47%        0.49%        0.49%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers and Earnings Credits        0.71%        0.99%        1.77%        4.92%        5.63%
-------------------------------------------------------------------------------------------------------------------------------

JPMORGAN FEDERAL MONEY MARKET FUND



                                                                                             PREMIER
                                                                  -------------------------------------------------------------
                                                                       YEAR         YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                                    8/31/04      8/31/03      8/31/02      8/31/01      8/31/00
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                              $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                             0.01         0.01         0.02         0.05         0.05
     Less Dividends from Net Investment Income                         0.01         0.01         0.02         0.05         0.05
                                                                  ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period                                    $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           0.66%        0.95%        1.77%        5.07%        5.50%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)                         $   1,058    $   1,214    $   1,404    $     276    $     279
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net Expenses                                                      0.45%        0.45%        0.45%        0.49%        0.50%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                             0.65%        0.96%        1.73%        4.78%        5.35%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings
       Credits                                                         0.48%        0.47%        0.47%        0.49%        0.50%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and
       Earnings Credits                                                0.62%        0.94%        1.71%        4.78%        5.35%
-------------------------------------------------------------------------------------------------------------------------------

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND



                                                                                             PREMIER
                                                                  -------------------------------------------------------------
                                                                       YEAR         YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                                    8/31/04      8/31/03      8/31/02      8/31/01      8/31/00
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                              $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                             0.01         0.01         0.02         0.05         0.05
     Less Dividends from Net Investment Income                         0.01         0.01         0.02         0.05         0.05
                                                                  ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period                                    $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           0.58%        0.88%        1.68%        4.84%        5.12%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)                         $     565    $     489    $     353    $     133    $     116
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net Expenses                                                      0.46%        0.46%        0.46%        0.48%        0.49%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                             0.57%        0.85%        1.52%        4.70%        5.02%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings
       Credits                                                         0.47%        0.47%        0.48%        0.52%        0.53%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and
       Earnings Credits                                                0.56%        0.84%        1.50%        4.66%        4.98%
-------------------------------------------------------------------------------------------------------------------------------

JPMORGAN TAX FREE MONEY MARKET FUND



                                                                                             PREMIER
                                                                  -------------------------------------------------------------
                                                                       YEAR         YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED        ENDED
                                                                    8/31/04      8/31/03      8/31/02      8/31/01      8/31/00
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                              $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                             0.01         0.01         0.01         0.03         0.03
     Less Dividends from Net Investment Income                         0.01         0.01         0.01         0.03         0.03
                                                                  ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period                                    $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           0.62%        0.83%        1.35%        3.21%        3.41%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)                         $   4,039    $   3,429    $   3,066    $     116    $     120
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
     Net Expenses                                                      0.45%        0.45%        0.45%        0.51%        0.55%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                             0.62%        0.82%        1.25%        3.17%        3.40%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings
       Credits                                                         0.47%        0.47%        0.48%        0.53%        0.59%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and
       Earnings Credits                                                0.60%        0.80%        1.22%        3.15%        3.26%
-------------------------------------------------------------------------------------------------------------------------------

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE
  AND EXPENSE INFORMATION


          LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
        AFFECTING FUNDS THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE
                               GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES
The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUNDS OFFERED IN THIS PROSPECTUS ARE NOT SUBJECT TO A REDUCED RATE.



                                                 NET EXPENSE    GROSS EXPENSE
FUND                                   CLASS        RATIO           RATIO
----------------------------------   ---------   -----------   ---------------
JPMorgan Prime Money Market Fund      Premier        0.45%          0.48%
JPMorgan 100% U.S. Treasury
   Securities Money Market Fund       Premier        0.39%          0.48%

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

- Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

- There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                               JPMORGAN PRIME MONEY MARKET FUND - PREMIER SHARES
                             ------------------------------------------------------
                                              GROSS            NET           NET
                               ANNUAL       CUMULATIVE      CUMULATIVE      ANNUAL
FOR THE YEAR ENDED              COSTS         RETURN          RETURN        RETURN
-------------------------    ---------     -----------     -----------     --------
December 31, 2005(a)         $      40            4.32%           3.93%        3.93%
December 31, 2006            $      48            9.53%           8.66%        4.55%
December 31, 2007            $      53           15.01%          13.57%        4.52%
December 31, 2008            $      56           20.76%          18.70%        4.52%
December 31, 2009            $      58           26.80%          24.07%        4.52%
December 31, 2010            $      61           33.14%          29.67%        4.52%
December 31, 2011            $      64           39.79%          35.53%        4.52%
December 31, 2012            $      67           46.78%          41.66%        4.52%
December 31, 2013            $      70           54.12%          48.06%        4.52%
December 31, 2014            $      73           61.83%          54.76%        4.52%
December 31, 2015            $      76           69.92%          61.75%        4.52%



(a)  Information from February 19, 2005 through year end not annualized.

                                     JPMORGAN 100% U.S. TREASURY SECURITIES
                                       MONEY MARKET FUND - PREMIER SHARES
                             ------------------------------------------------------
                                              GROSS            NET           NET
                               ANNUAL       CUMULATIVE      CUMULATIVE      ANNUAL
FOR THE YEAR ENDED              COSTS         RETURN          RETURN        RETURN
-------------------------    ---------     -----------     -----------     --------
December 31, 2005(a)         $      34            4.32%           3.98%        3.98%
December 31, 2006            $      50            9.53%           8.69%        4.53%
December 31, 2007            $      53           15.01%          13.60%        4.52%
December 31, 2008            $      56           20.76%          18.74%        4.52%
December 31, 2009            $      58           26.80%          24.11%        4.52%
December 31, 2010            $      61           33.14%          29.72%        4.52%
December 31, 2011            $      64           39.79%          35.58%        4.52%
December 31, 2012            $      67           46.78%          41.71%        4.52%
December 31, 2013            $      70           54.12%          48.11%        4.52%
December 31, 2014            $      73           61.83%          54.81%        4.52%
December 31, 2015            $      76           69.92%          61.80%        4.52%



(a)  Information from February 19, 2005 through year end not annualized.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                   Investment Company Act File No. 811-21295.

           (C)JPMorgan Chase & Co. All Rights Reserved. February 2005.



[JPMORGAN ASSET MANAGEMENT LOGO]

PR-MMP-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
MONEY MARKET
FUNDS
AGENCY SHARES


PRIME MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
TAX FREE MONEY MARKET FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                                1

Federal Money Market Fund                                              6

100% U.S. Treasury Securities Money Market Fund                       10

Tax Free Money Market Fund                                            14

The Funds' Management and Administration                              18

How Your Account Works                                                20

   Buying Fund Shares                                                 20

   Selling Fund Shares                                                23

   Exchanging Fund Shares                                             24

   Other Information Concerning the Funds                             25

Shareholder Information                                               26

   Distributions and Taxes                                            26

   Availability of Proxy Voting Record                                26

   Portfolio Holdings Disclosure                                      27

What the Terms Mean                                                   28

Legal Proceedings Relating to Banc One Investment
   Advisors Corporation and Certain of its Affiliates                 29

Financial Highlights                                                  30

Appendix A--Legal Proceedings and
   Additional Fee and Expense Information                             35

How To Reach Us                                               Back cover

JPMORGAN PRIME MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations

The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.


The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.


The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR-RETURN(1)



1995           5.84%
1996           5.40%
1997           5.58%
1998           5.53%
1999           5.17%
2000           6.38%
2001           4.12%
2002           1.66%
2003           0.99%
2004           1.19%



BEST QUARTER 3rd quarter, 2000                   1.64%
WORST QUARTER 3rd quarter, 2003                  0.22%
              4th quarter, 2003
              1st quarter, 2004
              2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004(1)



                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
AGENCY SHARES                       1.19           2.85            4.17
--------------------------------------------------------------------------------



(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR AGENCY SHARES
The expenses of the Agency Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)



MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.15
OTHER EXPENSES(1)                                                           0.10
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.33
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.07)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.26
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         27         93          172         405
--------------------------------------------------------------------------------

JPMORGAN FEDERAL MONEY MARKET FUND


THE FUND'S OBJECTIVE
The Fund aims to provide current income while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

- debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes. The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1995                5.71%
1996                5.24%
1997                5.43%
1998                5.32%
1999                4.98%
2000                6.14%
2001                4.01%
2002                1.58%
2003                0.92%
2004                1.12%


BEST QUARTER 4th quarter, 2000                    1.58%
WORST QUARTER 1st quarter, 2004                   0.19%



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004(1)



                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
AGENCY SHARES                       1.12           2.74            4.03
--------------------------------------------------------------------------------



(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR AGENCY SHARES
The expenses of the Agency Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)



MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.15
OTHER EXPENSES(1)                                                           0.11
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.34
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.08)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.26
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         27         94          176         416
--------------------------------------------------------------------------------

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF THE FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)



1995                5.17%
1996                4.94%
1997                5.24%
1998                5.23%
1999                4.62%
2000                5.85%
2001                3.82%
2002                1.52%
2003                0.88%
2004                1.03%



BEST QUARTER 4th quarter, 2000                  1.54%
WORST QUARTER 4th quarter, 2003                 0.19%
              1st quarter, 2004
              2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004*,(1)



                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
AGENCY SHARES                       1.03           2.60            3.82
--------------------------------------------------------------------------------



  * THE PERFORMANCE FOR THE PERIOD BEFORE AGENCY SHARES WERE LAUNCHED ON 6/3/96 IS BASED ON THE PERFORMANCE OF MORGAN SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. RETURNS FOR THE PERIOD 1/1/95 THROUGH 5/3/96 REFLECT THE PERFORMANCE OF THE FUND'S PREDECESSOR, THE HANOVER 100% TREASURY SECURITIES MONEY MARKET FUND.
(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR AGENCY SHARES
The expenses of the Agency Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)



MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.15
OTHER EXPENSES(1)                                                           0.10
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.33
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.09)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.24
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.24% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/19/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         25         97          176         409
--------------------------------------------------------------------------------

JPMORGAN TAX FREE MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from regular federal income taxes.

As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The remaining 20% of its Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF THE FDIC INSURANCE
-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS,(1)

1995                3.68%
1996                3.31%
1997                3.50%
1998                3.33%
1999                3.11%
2000                3.99%
2001                2.71%
2002                1.32%
2003                0.86%
2004                0.99%


BEST QUARTER 4th quarter, 2000                  1.04%
WORST QUARTER 3rd quarter, 2003                 0.17%



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004(1)



                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
AGENCY SHARES                       0.99           1.97            2.68
--------------------------------------------------------------------------------



(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR AGENCY SHARES
The expenses of the Agency Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM AGENCY SHARES ASSETS)



MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.15
OTHER EXPENSES(1)                                                           0.10
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.33
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.07)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.26
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE AGENCY SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.26% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.


                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)             27          93         172          405
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Funds' share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:



FUND                                                         %
--------------------------------------------------------------
PRIME MONEY MARKET FUND                                   0.10
--------------------------------------------------------------
FEDERAL MONEY MARKET FUND                                 0.10
--------------------------------------------------------------
100% U.S. TREASURY SECURITIES MONEY MARKET FUND           0.10
--------------------------------------------------------------
TAX FREE MONEY MARKET FUND                                0.10
--------------------------------------------------------------


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award.

As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.15% of the average daily net assets of Agency Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.15% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Agency Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Agency Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. You may also purchase shares directly from the JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

Share ownership is electronically recorded, therefore no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).


Normally, the cut-off time for each Fund is:


PRIME MONEY MARKET FUND                                             5:00 P.M. ET
--------------------------------------------------------------------------------
FEDERAL MONEY MARKET FUND                                           2:00 P.M. ET
--------------------------------------------------------------------------------
100% U.S. TREASURY SECURITIES MONEY MARKET FUND                     2:00 P.M. ET
--------------------------------------------------------------------------------
TAX FREE MONEY MARKET FUND                                               NOON ET


The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.


The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

1-800-766-7722

MINIMUM INVESTMENTS

Agency Shares are subject to a $10,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

Former One Group accounts opened on or before February 18, 2005 will be subject to a $1,000,000 minimum. Agency Shares accounts of certain JPMorgan Funds (other than former One Group Funds) opened prior to January 1, 2002 will be subject to a minimum of $1,000,000.


The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-766-7722.

GENERAL

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account

Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Institutional Funds Service Center or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See "Selling Fund Shares."

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:
-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-AGENCY)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: XYZ CORPORATION)


Orders by wire may be canceled if the JPMorgan Institutional Funds Service Center does not receive payment by the Fund's cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your purchase order at that day's price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers' investments in the Funds:


-  Acting directly or through an agent, as the sole shareholder of record

-  Maintaining account records for customers

-  Processing orders to purchase, redeem or exchange shares for customers

-  Responding to inquiries from shareholders

-  Assisting customers with investment procedures.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722
Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:


JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713


The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.


SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if a Fund accepts your order before the Fund's cut-off time, the Fund will make available to you the proceeds the same business day by wire. Otherwise, your redemption proceeds will be paid within seven business days after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Institutional Funds Service Center for more details.

You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Fund's shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your order at that day's price. Your Financial Intermediary will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.


REDEMPTIONS-IN-KIND
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


EXCHANGING FUND SHARES

You can exchange your Agency Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment or eligibility requirement.

The Funds do not charge a fee for this privilege. In addition, the Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Generally, an exchange between Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.


We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds' shares you want to exchange. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS
The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds' minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.


You may write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713


The Funds may suspend your ability to redeem or postpone payment for more than seven days when:


1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges"in the Statement of Additional Information for more details about this process.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Funds distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by the Tax Free Money Market Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.


SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.


TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT
  ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN PRIME MONEY MARKET FUND



                                                                                                 AGENCY@
                                                                         --------------------------------------------------------
                                                                            YEAR        YEAR        YEAR        YEAR        YEAR
                                                                           ENDED       ENDED       ENDED       ENDED       ENDED
                                                                         8/31/04     8/31/03     8/31/02     8/31/01     8/31/00
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                                     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                   0.01        0.01        0.02        0.05        0.06
     Less Dividends from Net Investment Income                               0.01        0.01        0.02        0.05        0.06
                                                                         --------    --------    --------    --------    --------
Net Asset Value, End of Period                                           $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 0.93%       1.20%       2.05%       5.45%       6.01%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                                $ 11,670    $ 12,648    $ 12,562    $ 16,676    $  9,430
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            0.26%       0.26%       0.25%       0.26%       0.26%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                   0.92%       1.20%       2.08%       5.15%       5.86%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Earnings Credits                           0.32%       0.31%       0.32%       0.33%       0.33%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers and Earnings Credits              0.86%       1.15%       2.01%       5.08%       5.79%
---------------------------------------------------------------------------------------------------------------------------------



  @ Formerly Institutional Shares.

JPMORGAN FEDERAL MONEY MARKET FUND



                                                                                                 AGENCY@
                                                                         --------------------------------------------------------
                                                                            YEAR        YEAR        YEAR        YEAR        YEAR
                                                                           ENDED       ENDED       ENDED       ENDED       ENDED
                                                                         8/31/04     8/31/03     8/31/02     8/31/01     8/31/00
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                                     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                   0.01        0.01        0.02        0.05        0.06
     Less Dividends from Net Investment Income                               0.01        0.01        0.02        0.05        0.06
                                                                         --------    --------    --------    --------    --------
Net Asset Value, End of Period                                           $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 0.85%       1.14%       1.96%       5.30%       5.75%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                                $    389    $    334    $    523    $  1,169    $    287
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            0.26%       0.26%       0.26%       0.26%       0.26%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                   0.85%       1.20%       2.02%       5.01%       5.61%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits           0.33%       0.33%       0.32%       0.34%       0.34%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and
       Earnings Credits                                                      0.78%       1.13%       1.96%       4.93%       5.53%
---------------------------------------------------------------------------------------------------------------------------------



  @ Formerly Institutional Shares.

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND



                                                                                                 AGENCY@
                                                                         --------------------------------------------------------
                                                                            YEAR        YEAR        YEAR        YEAR        YEAR
                                                                           ENDED       ENDED       ENDED       ENDED       ENDED
                                                                         8/31/04     8/31/03     8/31/02     8/31/01     8/31/00
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                                     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                   0.01        0.01        0.02        0.05        0.05
     Less Dividends from Net Investment Income                               0.01        0.01        0.02        0.05        0.05
                                                                         --------    --------    --------    --------    --------
Net Asset Value, End of Period                                           $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 0.79%       1.09%       1.89%       5.11%       5.38%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                                $    784    $    818    $  1,090    $  1,170    $    872
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            0.25%       0.25%       0.25%       0.25%       0.25%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                   0.78%       1.11%       1.86%       4.93%       5.26%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                             0.32%       0.32%       0.32%       0.35%       0.34%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers and Reimbursements                0.71%       1.04%       1.79%       4.83%       5.17%
---------------------------------------------------------------------------------------------------------------------------------



  @ Formerly Institutional Shares.

JPMORGAN TAX FREE MONEY MARKET FUND



                                                                                                 AGENCY@
                                                                         --------------------------------------------------------
                                                                            YEAR        YEAR        YEAR        YEAR        YEAR
                                                                           ENDED       ENDED       ENDED       ENDED       ENDED
                                                                         8/31/04     8/31/03     8/31/02     8/31/01     8/31/00
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                                     $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                   0.01        0.01        0.02        0.03        0.04
     Less Dividends from Net Investment Income                               0.01        0.01        0.02        0.03        0.04
                                                                         --------    --------    --------    --------    --------
Net Asset Value, End of Period                                           $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 0.81%       1.02%       1.54%       3.47%       3.71%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                                $  1,173    $    725    $  1,091    $    921    $    640
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                            0.26%       0.26%       0.26%       0.26%       0.26%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                   0.82%       1.05%       1.45%       3.42%       3.67%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and Earnings Credits           0.32%       0.33%       0.33%       0.36%       0.39%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income Without Waivers, Reimbursements and
       Earnings Credits                                                      0.76%       0.98%       1.38%       3.32%       3.54%
---------------------------------------------------------------------------------------------------------------------------------



  @ Formerly Institutional Shares.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE
  AND EXPENSE INFORMATION

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES
The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUNDS OFFERED IN THIS PROSPECTUS ARE NOT SUBJECT TO A REDUCED RATE.



                                                        NET EXPENSE    GROSS EXPENSE
FUND                                           CLASS       RATIO           RATIO
--------------------------------              ------    -----------    -------------
JPMorgan Prime Money Market Fund              Agency       0.26%           0.33%
JPMorgan 100% U.S. Treasury
  Securities Money Market Fund                Agency       0.24%           0.33%



A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.


"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                             JPMORGAN PRIME MONEY MARKET FUND - AGENCY SHARES
                             -------------------------------------------------
                                            GROSS         NET           NET
                             ANNUAL      CUMULATIVE    CUMULATIVE      ANNUAL
FOR THE YEAR ENDED            COSTS        RETURN        RETURN        RETURN
-----------------------      ------      -----------   ----------     --------
December 31, 2005(a)          $  23             4.32%        4.09%        4.09%
December 31, 2006             $  28             9.53%        9.02%        4.74%
December 31, 2007             $  37            15.01%       14.12%        4.67%
December 31, 2008             $  39            20.76%       19.45%        4.67%
December 31, 2009             $  40            26.80%       25.02%        4.67%
December 31, 2010             $  42            33.14%       30.86%        4.67%
December 31, 2011             $  44            39.79%       36.97%        4.67%
December 31, 2012             $  46            46.78%       43.37%        4.67%
December 31, 2013             $  48            54.12%       50.07%        4.67%
December 31, 2014             $  51            61.83%       57.07%        4.67%
December 31, 2015             $  53            69.92%       64.41%        4.67%



(a)  Information from February 19, 2005 through year end not annualized.



                                 JPMORGAN 100% U.S. TREASURY SECURITIES
                                    MONEY MARKET FUND - AGENCY SHARES
                             -------------------------------------------------
                                            GROSS          NET          NET
                             ANNUAL      CUMULATIVE    CUMULATIVE      ANNUAL
FOR THE YEAR ENDED            COSTS        RETURN        RETURN        RETURN
----------------------       ------      -----------   ----------     --------
December 31, 2005(a)          $  21             4.32%        4.11%        4.11%
December 31, 2006             $  34             9.53%        8.98%        4.68%
December 31, 2007             $  37            15.01%       14.07%        4.67%
December 31, 2008             $  39            20.76%       19.40%        4.67%
December 31, 2009             $  40            26.80%       24.98%        4.67%
December 31, 2010             $  42            33.14%       30.81%        4.67%
December 31, 2011             $  44            39.79%       36.92%        4.67%
December 31, 2012             $  46            46.78%       43.31%        4.67%
December 31, 2013             $  48            54.12%       50.01%        4.67%
December 31, 2014             $  51            61.83%       57.01%        4.67%
December 31, 2015             $  53            69.92%       64.35%        4.67%



(a)  Information from February 19, 2005 through year end not annualized.

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

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


                    Investment Company Act File No. 811-21295

           (C)JPMorgan Chase & Co. All Rights Reserved. February 2005.


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-MMA-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
MONEY MARKET
FUNDS

INSTITUTIONAL CLASS SHARES



PRIME MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
TAX FREE MONEY MARKET FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                         1

Federal Money Market Fund                                       5

100% U.S. Treasury Securities Money Market Fund                 9

Tax Free Money Market Fund                                     13

The Funds' Management and Administration                       18

How Your Account Works                                         20

  Buying Fund Shares                                           20

  Selling Fund Shares                                          23

  Exchanging Fund Shares                                       24

  Other Information Concerning the Funds                       24

Shareholder Information                                        26

  Distributions and Taxes                                      26

  Availability of Proxy Voting Record                          26

  Portfolio Holdings Disclosure                                27

What the Terms Mean                                            28

Legal Proceedings Relating to Banc One Investment
  Advisors Corporation and Certain of its Affiliates           29

Financial Highlights                                           30

Appendix A--Legal Proceedings and Additional
  Fee and Expense Information                                  35

How To Reach Us                                        Back cover

JPMORGAN PRIME MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

- asset-backed securities

- repurchase agreements and reverse repurchase agreements

- taxable municipal obligations

The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
- WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
- WANT A HIGHLY LIQUID INVESTMENT
- ARE LOOKING FOR AN INTERIM INVESTMENT
- ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR LONG-TERM GROWTH
- ARE INVESTING FOR HIGH INCOME
- REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995    5.84%
1996    5.40%
1997    5.58%
1998    5.53%
1999    5.17%
2000    6.38%
2001    4.12%
2002    1.72%
2003    1.06%
2004    1.26%


BEST QUARTER 3rd quarter, 2000     1.64%
WORST QUARTER 4th quarter, 2003    0.23%
              1st quarter, 2004
              2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004*,(1)



                                  PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        1.26           2.89            4.19



  * THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)                                                       0.10
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.28
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.08)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.20
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year,

- net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                               1 YEAR      3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   20          75           142          341

JPMORGAN FEDERAL MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide current income while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

- debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes. The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
- WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
- WANT A HIGHLY LIQUID INVESTMENT
- ARE LOOKING FOR AN INTERIM INVESTMENT
- ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR LONG-TERM GROWTH
- ARE INVESTING FOR HIGH INCOME
- REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995    5.71%
1996    5.24%
1997    5.43%
1998    5.32%
1999    4.98%
2000    6.14%
2001    4.01%
2002    1.64%
2003    0.98%
2004    1.18%


BEST QUARTER 3rd quarter, 2000          1.58%
             4th quarter, 2000
WORST QUARTER 4th quarter, 2003         0.21%
              1st quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004*,(1)



                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      1.18           2.78            4.05
----------------------------------------------------------------------------



  * THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)                                                       0.10
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.28
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.08)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.20
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                               1 YEAR      3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   20          75           142          341

JPMORGAN 100% U.S. TREASURY
  SECURITIES MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
- WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
- WANT A HIGHLY LIQUID INVESTMENT
- ARE LOOKING FOR AN INTERIM INVESTMENT
- ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR LONG-TERM GROWTH
- ARE INVESTING FOR HIGH INCOME
- REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995    5.17%
1996    4.94%
1997    5.24%
1998    5.23%
1999    4.62%
2000    5.85%
2001    3.82%
2002    1.57%
2003    0.93%
2004    1.08%


BEST QUARTER 4th quarter, 2000      1.54%
WORST QUARTER 4th quarter, 2003     0.20%
              1st quarter, 2004
              2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004*,(1)



                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      1.08           2.64            3.84
----------------------------------------------------------------------------



  * THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)                                                       0.09
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.27
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.07)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.20
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/19/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                               1 YEAR      3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   20          80           145          336

JPMORGAN TAX FREE MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from regular federal income taxes.

As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The remaining 20% of its Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
- WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
- WANT A HIGHLY LIQUID INVESTMENT
- ARE LOOKING FOR AN INTERIM INVESTMENT
- ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR LONG-TERM GROWTH
- ARE INVESTING FOR HIGH INCOME
- REQUIRE THE ADDED SECURITY OF FDIC INSURANCE
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995    3.68%
1996    3.31%
1997    3.50%
1998    3.33%
1999    3.11%
2000    3.99%
2001    2.71%
2002    1.38%
2003    0.92%
2004    1.05%


BEST QUARTER 4th quarter, 2000          1.04%
WORST QUARTER 3rd quarter, 2003         0.19%



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2004*,(1)



                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      1.05           2.01            2.70
----------------------------------------------------------------------------



  * THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)                                                       0.09
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.27
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.07)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.20
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.


                               1 YEAR      3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   20          74           139          330

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Funds' share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:



FUND                                                                           %
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND                                                     0.10
FEDERAL MONEY MARKET FUND                                                   0.10
100% U.S. TREASURY SECURITIES
MONEY MARKET FUND                                                           0.10
TAX FREE MONEY MARKET FUND                                                  0.10


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. You may also purchase shares directly from the JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

Share ownership is electronically recorded, therefore no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).


Normally, the cut-off time for each Fund is:


PRIME MONEY MARKET FUND                                             5:00 P.M. ET
FEDERAL MONEY MARKET FUND                                           2:00 P.M. ET
100% U.S. TREASURY SECURITIES
MONEY MARKET FUND                                                   2:00 P.M. ET
TAX FREE MONEY MARKET FUND                                          NOON ET


The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

1-800-766-7722

MINIMUM INVESTMENTS

Institutional Class Shares are subject to a $10,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-766-7722.


GENERAL

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Institutional Funds Service Center or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See "Selling Fund Shares."

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND

  (EX: JPMORGAN ABC FUND-
  INSTITUTIONAL)

YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: XYZ CORPORATION)


Orders by wire may be canceled if the JPMorgan Institutional Funds Service Center does not receive payment by the Fund's cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your purchase order at that day's price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers' investments in the Funds:


- Acting directly or through an agent, as the sole shareholder of record

- Maintaining account records for customers

- Processing orders to purchase, redeem or exchange shares for customers

- Responding to inquiries from shareholders

- Assisting customers with investment procedures.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722
Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:


JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713


The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.


SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if a Fund accepts your order before the Fund's cut-off time, the Fund will make available to you the proceeds the same business day by wire. Otherwise, your redemption proceeds will be paid within seven business days after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the

JPMorgan Institutional Funds Service Center for more details.

You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Fund's shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your order at that day's price. Your Financial Intermediary will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class in other JPMorgan Funds. You will need to meet any minimum investment or eligibility requirement.

The Funds do not charge a fee for this privilege. In addition, the Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Generally, an exchange between Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.


We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds' shares you want to exchange. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722 to ask for details.

OTHER INFORMATION
CONCERNING THE FUNDS
The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds' minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.


You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713


The Funds may suspend your ability to redeem or postpone payment for more than seven days when:


1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Funds distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by the Tax Free Money Market Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.


SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.


TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT
  ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN PRIME MONEY MARKET FUND



                                                                                       INSTITUTIONAL
                                                                         ------------------------------------------
                                                                                 YEAR           YEAR      9/10/01**
                                                                                ENDED          ENDED        THROUGH
                                                                              8/31/04        8/31/03        8/31/02
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                                     $       1.00   $       1.00   $       1.00
-------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations:
    Net Investment Income                                                        0.01           0.01           0.02
      Less Dividends from Net Investment Income                                  0.01           0.01           0.02
                                                                         ------------   ------------   ------------
Net Asset Value, End of Period                                           $       1.00   $       1.00   $       1.00
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                  0.99%          1.27%          2.02%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (millions)                                 $     26,514   $     25,075   $     21,881
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
    Net Expenses                                                                 0.20%          0.20%          0.19%
-------------------------------------------------------------------------------------------------------------------
    Net Investment Income                                                        0.99%          1.24%          2.06%
-------------------------------------------------------------------------------------------------------------------
    Expenses Without Waivers and Earnings Credits                                0.32%          0.31%          0.32%
-------------------------------------------------------------------------------------------------------------------
    Net Investment Income Without Waivers and Earnings Credits                   0.87%          1.13%          1.93%
-------------------------------------------------------------------------------------------------------------------



 ** Commencement of offering of class of shares.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

JPMORGAN FEDERAL MONEY MARKET FUND



                                                                                       INSTITUTIONAL
                                                                         ------------------------------------------
                                                                                 YEAR           YEAR      9/10/01**
                                                                                ENDED          ENDED        THROUGH
                                                                              8/31/04        8/31/03        8/31/02
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                                     $       1.00   $       1.00   $       1.00
-------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations:
    Net Investment Income                                                        0.01           0.01           0.02
      Less Dividends from Net Investment Income                                  0.01           0.01           0.02
                                                                         ------------   ------------   ------------
Net Asset Value, End of Period                                           $       1.00   $       1.00   $       1.00
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                  0.91%          1.20%          1.93%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (millions)                                 $      1,271   $      1,712   $      1,953
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
    Net Expenses                                                                 0.20%          0.20%          0.20%
-------------------------------------------------------------------------------------------------------------------
    Net Investment Income                                                        0.90%          1.20%          1.97%
-------------------------------------------------------------------------------------------------------------------
    Expenses Without Waivers, Reimbursements and Earnings Credits                0.32%          0.32%          0.32%
-------------------------------------------------------------------------------------------------------------------
    Net Investment Income Without Waivers, Reimbursements and
      Earnings Credits                                                           0.78%          1.08%          1.85%
-------------------------------------------------------------------------------------------------------------------



 ** Commencement of offering of class of shares.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

JPMORGAN 100% U.S. TREASURY SECURITIES MONEY MARKET FUND



                                                                                       INSTITUTIONAL
                                                                         ------------------------------------------
                                                                                 YEAR           YEAR      9/10/01**
                                                                                ENDED          ENDED        THROUGH
                                                                              8/31/04        8/31/03        8/31/02
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                                     $       1.00   $       1.00   $       1.00
-------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations:
    Net Investment Income                                                        0.01           0.01           0.02
      Less Dividends from Net Investment Income                                  0.01           0.01           0.02
                                                                         ------------   ------------   ------------
Net Asset Value, End of Period                                           $       1.00   $       1.00   $       1.00
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                                  0.84%          1.14%          1.85%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (millions)                                 $      1,976   $      1,126   $        267
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
    Net Expenses                                                                 0.20%          0.20%          0.20%
-------------------------------------------------------------------------------------------------------------------
    Net Investment Income                                                        0.84%          1.08%          1.67%
-------------------------------------------------------------------------------------------------------------------
    Expenses Without Waivers and Reimbursements                                  0.31%          0.32%          0.33%
-------------------------------------------------------------------------------------------------------------------
    Net Investment Income Without Waivers and Reimbursements                     0.73%          0.96%          1.54%
-------------------------------------------------------------------------------------------------------------------



 ** Commencement of offering of class of shares.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

JPMORGAN TAX FREE MONEY MARKET FUND



                                                                                       INSTITUTIONAL
                                                                         ------------------------------------------
                                                                                 YEAR           YEAR      9/10/01**
                                                                                ENDED          ENDED        THROUGH
                                                                              8/31/04        8/31/03        8/31/02
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period                                     $       1.00   $       1.00   $       1.00
-------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations:
    Net Investment Income                                                        0.01           0.01           0.02
      Less Dividends from Net Investment Income                                  0.01           0.01           0.02
                                                                         ------------   ------------   ------------
Net Asset Value, End of Period                                           $       1.00   $       1.00   $       1.00
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     0.87%          1.09%          1.54%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (millions)                                 $      8,684   $      6,332   $      3,891
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Net Expenses                                                                 0.20%          0.20%          0.20%
-------------------------------------------------------------------------------------------------------------------
    Net Investment Income                                                        0.87%          1.05%          1.46%
-------------------------------------------------------------------------------------------------------------------
    Expenses Without Waivers, Reimbursements and Earnings Credits                0.31%          0.32%          0.33%
-------------------------------------------------------------------------------------------------------------------
    Net Investment Income Without Waivers, Reimbursements and
      Earnings Credits                                                           0.76%          0.93%          1.33%
-------------------------------------------------------------------------------------------------------------------



**  Commencement of offering of class of shares.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE
  AND EXPENSE INFORMATION

          LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
        AFFECTING FUNDS THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE
                               GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUNDS OFFERED IN THIS PROSPECTUS ARE NOT SUBJECT TO A REDUCED RATE.



                                                    NET EXPENSE   GROSS EXPENSE
FUND                                    CLASS          RATIO          RATIO
--------------------------------        -----       -----------   -------------
JPMorgan Prime Money Market Fund    Institutional      0.20%          0.28%
JPMorgan 100% U.S. Treasury
  Securities Money Market Fund      Institutional      0.20%          0.27%

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

- Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

- There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                         JPMORGAN PRIME MONEY MARKET FUND - INSTITUTIONAL SHARES
                         -------------------------------------------------------
                                         GROSS            NET            NET
                         ANNUAL       CUMULATIVE       CUMULATIVE       ANNUAL
FOR THE YEAR ENDED       COSTS          RETURN           RETURN         RETURN
----------------------   ------       ----------       ----------       ------
December 31, 2005(a)      $ 18           4.32%            4.14%          4.14%
December 31, 2006         $ 21           9.53%            9.14%          4.80%
December 31, 2007         $ 31          15.01%           14.29%          4.72%
December 31, 2008         $ 33          20.76%           19.69%          4.72%
December 31, 2009         $ 34          26.80%           25.34%          4.72%
December 31, 2010         $ 36          33.14%           31.25%          4.72%
December 31, 2011         $ 38          39.79%           37.45%          4.72%
December 31, 2012         $ 39          46.78%           43.94%          4.72%
December 31, 2013         $ 41          54.12%           50.73%          4.72%
December 31, 2014         $ 43          61.83%           57.84%          4.72%
December 31, 2015         $ 45          69.92%           65.29%          4.72%



(a) Information from February 19, 2005 through year end not annualized.

                                 JPMORGAN 100% U.S. TREASURY SECURITIES
                                MONEY MARKET FUND - INSTITUTIONAL SHARES
                              ---------------------------------------------
                                           GROSS          NET        NET
                              ANNUAL    CUMULATIVE    CUMULATIVE    ANNUAL
FOR THE YEAR ENDED            COSTS       RETURN        RETURN      RETURN
----------------------        ------    ----------    ----------    ------
December 31, 2005(a)           $ 18         4.32%        4.14%       4.14%
December 31, 2006              $ 28         9.53%        9.08%       4.74%
December 31, 2007              $ 30        15.01%       14.24%       4.73%
December 31, 2008              $ 32        20.76%       19.64%       4.73%
December 31, 2009              $ 33        26.80%       25.30%       4.73%
December 31, 2010              $ 35        33.14%       31.23%       4.73%
December 31, 2011              $ 36        39.79%       37.43%       4.73%
December 31, 2012              $ 38        46.78%       43.93%       4.73%
December 31, 2013              $ 40        54.12%       50.74%       4.73%
December 31, 2014              $ 42        61.83%       57.87%       4.73%
December 31, 2015              $ 44        69.92%       65.34%       4.73%



(a) Information from February 19, 2005 through year end not annualized.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


                    Investment Company Act File No. 811-21295

          (C) JPMorgan Chase & Co. All Rights Reserved. February 2005.


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-MMI-205

PROSPECTUS FEBRUARY 19, 2005

JPMORGAN
MONEY MARKET
FUNDS
RESERVE SHARES

PRIME MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
100% U.S. TREASURY SECURITIES MONEY MARKET FUND

TAX FREE MONEY MARKET FUND
NEW YORK MUNICIPAL MONEY MARKET FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                  1

Federal Money Market Fund                                7

100% U.S. Treasury Securities Money Market Fund         11

Tax Free Money Market Fund                              15

New York Municipal Money Market Fund                    20

The Funds' Management and Administration                26

How Your Account Works                                  29

   Buying Fund Shares                                   29

   Selling Fund Shares                                  32

   Exchanging Fund Shares                               33

   Other Information Concerning the Funds               33

Shareholder Information                                 35

   Distributions and Taxes                              35

   Availability of Proxy Voting Record                  35

   Portfolio Holdings Disclosure                        36

What the Terms Mean                                     37

Legal Proceedings Relating to Banc One Investment
   Advisors Corporation and Certain of its Affiliates   38

Financial Highlights                                    39

Appendix A--Legal Proceedings and Additional Fee
   and Expense Information                              42

How To Reach Us                                 Back cover

JPMORGAN PRIME MONEY MARKET FUND

FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-   asset-backed securities

-   repurchase agreements and reverse repurchase agreements

-   taxable municipal obligations

The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that must have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-   WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-   WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-   WANT A HIGHLY LIQUID INVESTMENT
-   ARE LOOKING FOR AN INTERIM INVESTMENT
-   ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-   ARE INVESTING FOR LONG-TERM GROWTH
-   ARE INVESTING FOR HIGH INCOME
-   REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995       4.59%
1996       4.13%
1997       4.49%
1998       4.61%
1999       4.83%
2000       5.93%
2001       3.60%
2002       1.21%
2003       0.55%
2004       0.75%


BEST QUARTER 4th quarter, 2000              1.45%

WORST QUARTER 3rd quarter, 2003             0.11%
              4th quarter, 2003
              1st quarter, 2004
              2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004*, (1)



                                    PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
RESERVE SHARES                      0.75          2.39           3.45
--------------------------------------------------------------------------------



  * THE PERFORMANCE FOR THE PERIOD BEFORE RESERVE SHARES WERE LAUNCHED ON 7/31/00 IS BASED ON THE PERFORMANCE OF THE MORGAN SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF RESERVE SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE RESERVE SHARES HAVE HIGHER EXPENSES THAN THE MORGAN SHARES.

(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR RESERVE SHARES
The expenses of the Reserve Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.25
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.11
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.04)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.70
------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    72         229         404         912
-----------------------------------------------------------------------------

JPMORGAN FEDERAL MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide current income while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests its assets exclusively in:

- obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

- debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes. The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-   WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-   WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-   WANT A HIGHLY LIQUID INVESTMENT
-   ARE LOOKING FOR AN INTERIM INVESTMENT
-   ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-   ARE INVESTING FOR LONG-TERM GROWTH
-   ARE INVESTING FOR HIGH INCOME
-   REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995       5.31%
1996       4.81%
1997       4.98%
1998       4.87%
1999       4.52%
2000       5.68%
2001       3.56%
2002       1.14%
2003       0.48%
2004       0.67%


BEST QUARTER 4th quarter, 2000               1.47%
WORST QUARTER 1st quarter, 2004              0.08%


AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2004*,(1)



                                   PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
RESERVE SHARES                     0.67          2.28           3.58
--------------------------------------------------------------------------------



  * AS OF THE DATE OF THIS PROSPECTUS, THE RESERVE SHARES OF THE FUND HAD NOT COMMENCED OPERATIONS. THE PERFORMANCE SHOWN IS THAT OF THE MORGAN SHARES AND HAS NOT BEEN ADJUSTED TO REFLECT THE DIFFERENCES IN FEES AND OTHER EXPENSES BETWEEN THE CLASSES. MORGAN SHARES ARE NOT OFFERED IN THIS PROSPECTUS. RESERVE AND MORGAN SHARES WOULD HAVE SUBSTANTIALLY SIMILAR PERFORMANCE BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, AND THE PERFORMANCE WOULD DIFFER ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.


(1) THE FUND'S FISCAL YEAR END IS 8/31.

ESTIMATED INVESTOR EXPENSES FOR RESERVE SHARES
The estimated expenses of the Reserve Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.25
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.10
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.73
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.03)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.70
------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and

- net expenses through 12/31/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.



                                                  1 YEAR      3 YEARS
-----------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                      72          228
-----------------------------------------------------------------------

JPMORGAN 100% U.S. TREASURY
  SECURITIES MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-   WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-   WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-   WANT A HIGHLY LIQUID INVESTMENT
-   ARE LOOKING FOR AN INTERIM INVESTMENT
-   ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-   ARE INVESTING FOR LONG-TERM GROWTH
-   ARE INVESTING FOR HIGH INCOME
-   REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995       5.17%
1996       4.73%
1997       4.91%
1998       4.84%
1999       4.26%
2000       5.49%
2001       3.47%
2002       1.18%
2003       0.54%
2004       0.69%


BEST QUARTER 4th quarter, 2000               1.46%

WORST QUARTER 4th quarter, 2003              0.10%
              1st quarter, 2004
              2nd quarter, 2004


AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004*,(1)


                                    PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
RESERVE SHARES                      0.69          2.26           3.51
--------------------------------------------------------------------------------



  * AS OF THE DATE OF THIS PROSPECTUS, THE RESERVE SHARES OF THE FUND HAD NOT COMMENCED OPERATIONS. THE PERFORMANCE SHOWN IS THAT OF THE MORGAN SHARES AND HAS NOT BEEN ADJUSTED TO REFLECT THE DIFFERENCES IN FEES AND OTHER EXPENSES BETWEEN THE CLASSES. MORGAN SHARES ARE NOT OFFERED IN THIS PROSPECTUS. RESERVE AND MORGAN SHARES WOULD HAVE SUBSTANTIALLY SIMILAR PERFORMANCE BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, AND THE PERFORMANCE WOULD DIFFER ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES. THE PERFORMANCE FOR THE PERIOD BEFORE MORGAN SHARES WERE LAUNCHED ON 5/3/96 IS BASED ON THE PERFORMANCE OF THE FUND'S PREDECESSOR, THE HANOVER 100% TREASURY SECURITIES MONEY MARKET FUND.

(1) THE FUND'S FISCAL YEAR END IS 8/31.

ESTIMATED INVESTOR EXPENSES FOR RESERVE SHARES
The estimated expenses of the Reserve Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.25
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.10
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.73
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.05)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.68
------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.68% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and


-   net expenses through 2/19/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.



                                                  1 YEAR      3 YEARS
-----------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                      69          228
-----------------------------------------------------------------------

JPMORGAN TAX FREE MONEY MARKET FUND

THE FUND'S OBJECTIVE

The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from regular federal income taxes.

As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The remaining 20% of its Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax on individuals. Consult your tax professional for more information.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls or regulations that do not match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST THE FUND IS DESIGNED FOR INVESTORS WHO:

-   WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-   WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-   WANT A HIGHLY LIQUID INVESTMENT
-   ARE LOOKING FOR AN INTERIM INVESTMENT
-   ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-   ARE INVESTING FOR LONG-TERM GROWTH
-   ARE INVESTING FOR HIGH INCOME
-   REQUIRE THE ADDED SECURITY OF FDIC INSURANCE
-   ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995       3.13%
1996       2.91%
1997       3.16%
1998       2.99%
1999       2.77%
2000       3.65%
2001       2.38%
2002       0.99%
2003       0.53%
2004       0.66%

BEST QUARTER 4th quarter, 2000               0.96%

WORST QUARTER 3rd quarter, 2003              0.09%

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2004*,(1)



                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------
RESERVE SHARES                       0.66          1.63           2.31
---------------------------------------------------------------------------------



  * AS OF THE DATE OF THIS PROSPECTUS, THE RESERVE SHARES OF THE FUND HAD NOT COMMENCED OPERATIONS. THE PERFORMANCE SHOWN IS THAT OF THE MORGAN SHARES AND HAS NOT BEEN ADJUSTED TO REFLECT THE DIFFERENCES IN FEES AND OTHER EXPENSES BETWEEN THE CLASSES. MORGAN SHARES ARE NOT OFFERED IN THIS PROSPECTUS. RESERVE AND MORGAN SHARES WOULD HAVE SUBSTANTIALLY SIMILAR PERFORMANCE BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, AND THE PERFORMANCE WOULD DIFFER ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.

(1) THE FUND'S FISCAL YEAR END IS 8/31.

ESTIMATED INVESTOR EXPENSES FOR RESERVE SHARES
The estimated expenses of the Reserve Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.25
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.09
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.72
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.02)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.70
------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and

- net expenses through 12/31/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.



                                                  1 YEAR      3 YEARS
-----------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                      72          226
-----------------------------------------------------------------------

JPMORGAN NEW YORK MUNICIPAL MONEY MARKET FUND
  (FORMERLY JPMORGAN NEW YORK TAX FREE MONEY MARKET FUND)


THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. "Assets" means net assets, plus the amount of borrowings for investment purposes. Municipal obligations in which the Fund can invest include those issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. The remaining 20% of Assets may be invested in securities paying interest which is subject to federal New York State and New York City personal income taxes or the federal alternative minimum tax for individuals. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to New York State and New York City personal income taxes.

The Fund may also invest in municipal lease obligations. These provide participation in municipal lease agreements and installment purchase contracts.

The dollar weighted average maturity of the Fund will be 90 days or less, and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that are rated in one of the two highest short-term rating categories from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

The Fund will be particularly susceptible to difficulties affecting New York State and its municipalities. Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. Consult your tax professional for more information.

The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Although the Fund seeks to be fully invested it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objectives.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-   WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-   WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-   WANT A HIGHLY LIQUID INVESTMENT
-   ARE LOOKING FOR AN INTERIM INVESTMENT
-   ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-   ARE INVESTING FOR LONG-TERM GROWTH
-   ARE INVESTING FOR HIGH INCOME
-   REQUIRE THE ADDED SECURITY OF FDIC INSURANCE
-   ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Reserve shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995    3.03%
1996    2.81%
1997    3.09%
1998    2.90%
1999    2.72%
2000    3.45%
2001    2.01%
2002    0.83%
2003    0.35%
2004    0.46%


BEST QUARTER 2nd quarter, 2000               0.91%

WORST QUARTER 3rd quarter, 2003              0.04%



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004*,(1)



                                     PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------
RESERVE SHARES                       0.46          1.41           2.16
---------------------------------------------------------------------------------



  * THE PERFORMANCE FOR THE PERIOD BEFORE RESERVE SHARES WERE LAUNCHED ON 7/31/00 IS BASED ON THE PERFORMANCE OF THE FUND'S MORGAN SHARES, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF RESERVE SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE RESERVE SHARES HAVE HIGHER EXPENSES THAN MORGAN SHARES.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR RESERVE SHARES
The expenses of the Reserve Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary or service organization.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM RESERVE SHARES ASSETS)



MANAGEMENT FEES                                                         0.08
DISTRIBUTION (RULE 12b-1) FEES                                          0.25
SHAREHOLDER SERVICE FEES                                                0.30
OTHER EXPENSES(1)                                                       0.11
------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.04)
------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.70
------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE RESERVE SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
This example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

- net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)             72        229        404       912
----------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:



FUND                                                  %
---------------------------------------------------------
PRIME MONEY MARKET FUND                             0.10
---------------------------------------------------------
FEDERAL MONEY MARKET FUND                           0.10
---------------------------------------------------------
100% U.S. TREASURY SECURITIES MONEY MARKET FUND     0.10
---------------------------------------------------------
TAX FREE MONEY MARKET FUND                          0.10
---------------------------------------------------------
NEW YORK MUNICIPAL MONEY MARKET FUND                0.10
---------------------------------------------------------


FUND MANAGER COMPENSATION

Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of com pensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Reserve Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fee to such Financial Intermediaries for performing shareholder and administrative services. The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Reserve Shares of each Fund.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Each of the Funds has adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributable to Reserve Shares.

Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to the amount of actual expenses incurred.

Because Rule 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial

Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Reserve Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Reserve Shares may be purchased by Financial Intermediaries (see below) that are paid to assist investors in establishing accounts, executing transactions and monitoring their investment.

You may purchase Fund shares through a Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. You may also purchase shares directly from JPMorgan Funds Services.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

Share ownership is electronically recorded, therefore no certificates will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the

Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).


Normally, the cut-off time for each Fund is:


PRIME MONEY MARKET FUND                               5:00 PM ET
-------------------------------------------------------------------
FEDERAL MONEY MARKET FUND                             2:00 PM ET
-------------------------------------------------------------------
100% U.S. TREASURY SECURITIES MONEY MARKET FUND       2:00 PM ET
-------------------------------------------------------------------
TAX FREE MONEY MARKET FUND                            NOON ET
-------------------------------------------------------------------
NEW YORK MUNICIPAL MONEY MARKET  FUND                 NOON ET
-------------------------------------------------------------------


The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUNDINFORMATION, CALL:
JPMORGAN FUNDS SERVICES
1-800-480-4111


MINIMUM INVESTMENTS

Reserve Shares are subject to a $10,000,000 minimum investment requirement per Fund. There is no minimum level for subsequent purchases.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

GENERAL

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected.

If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See "Selling Fund Shares."

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-   JPMorgan Funds; or

-   The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-RESERVE)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: JOHN SMITH & MARY SMITH, JTWROS)


Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by the Fund's cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your purchase order at that day's price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers' investments in the Funds:


-   Acting directly or through an agent, as the sole shareholder of record

-   Maintaining account records for customers

-   Processing orders to purchase, redeem or exchange shares for customers

-   Responding to inquiries from shareholders

-   Assisting customers with investment procedures.


THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111
Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


JPMorgan Funds Services will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.


SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if a Fund accepts your order before the Fund's cut-off time, the Fund will make available to you the proceeds the same business day by wire. Otherwise, your redemption proceeds will be paid within seven business days after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.

You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Fund's shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your order at that day's price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

THROUGH JPMORGAN FUNDS SERVICES
Call 1-800-480-4111. We will mail you a check or send the proceeds via electronic transfer or wire only to the bank account on our records.

Or
Send a signed letter with your instructions to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


EXCHANGING FUND SHARES

You can exchange your Reserve Shares for shares of the same class in other JPMorgan Funds. You will need to meet any minimum investment or eligibility requirements.

The Funds do not charge a fee for this privilege. In addition, the Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Generally, an exchange between Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.


We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds' shares you want to exchange. They will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS
The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds' minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.


You may write to:


JP Morgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


The Funds may suspend your ability to redeem or postpone payment for more than seven days when:


1.  Trading on the NYSE is restricted;


2.  The NYSE is closed (other than weekend and holiday closings);

3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Funds distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.


Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income paid by the Tax Free Money Market Fund and New York Municipal Money Market Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Municipal Money Market Fund, New York residents will not have to pay New York State or New York City personal income taxes on tax-exempt income from New York municipal obligations. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.


Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.


SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.


TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

     LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION
                          AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years.

In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the Fund's annual report, which is available upon request. The Financial Highlights for the Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund are not available because as of the date of this prospectus, the Reserve Shares of these Funds had not commenced operations.

JPMORGAN PRIME MONEY MARKET FUND



                                                                                           RESERVE
                                                          -------------------------------------------------------------------
                                                                 YEAR          YEAR          YEAR          YEAR     7/31/00**
                                                                ENDED         ENDED         ENDED         ENDED       THROUGH
                                                              8/31/04       8/31/03       8/31/02       8/31/01       8/31/00
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                         --+         0.01          0.02          0.05          0.01
     Less dividends from net investment income                     --+         0.01          0.02          0.05          0.01
                                                          -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                            $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                  0.48%         0.76%         1.60%         4.88%         0.50%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (millions)                 $       270   $       355   $       393   $        10   $        --*
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
     Net expenses                                                0.70%         0.70%         0.68%         0.79%         0.79%
-----------------------------------------------------------------------------------------------------------------------------
     Net investment income                                       0.48%         0.76%         1.41%         4.62%         5.33%
-----------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers and earnings credits               0.73%         0.71%         0.72%         2.17%         1.45%
-----------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers and earnings
       credits                                                   0.45%         0.75%         1.37%         3.24%         4.67%
-----------------------------------------------------------------------------------------------------------------------------



 ** Commencement of offering of class of shares.
  + Amount rounds to less than $.005.
  * Amount rounds to less than one million.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

JPMORGAN NEW YORK MUNICIPAL MONEY MARKET FUND^



                                                                                           RESERVE
                                                          ----------------------------------------------------------------------
                                                                 YEAR          YEAR          YEAR          YEAR        7/31/00**
                                                                ENDED         ENDED         ENDED         ENDED          THROUGH
                                                              8/31/04       8/31/03       8/31/02       8/31/01          8/31/00
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $      1.00   $      1.00   $      1.00   $      1.00      $      1.00
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                         --+         0.01          0.01          0.03               --+
     Less dividends from net investment income                     --+         0.01          0.01          0.03               --+
                                                          -----------   -----------   -----------   -----------      -----------
Net asset value, end of period                            $      1.00   $      1.00   $      1.00   $      1.00      $      1.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                  0.28%         0.52%         1.00%         2.77%            0.28%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (millions)                 $       155   $       175   $       180   $        --*     $        --*
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net expenses                                                0.79%         0.79%         0.79%         0.90%            0.79%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                       0.28%         0.50%         0.85%         2.57%            3.04%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
       earnings credits                                          0.88%         0.87%         0.90%      1560.21%@@          1.49%
--------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers,
       reimbursements and earnings credits                       0.19%         0.42%         0.74%     (1556.74%)@@         2.34%
--------------------------------------------------------------------------------------------------------------------------------



  ^ Formerly JPMorgan New York Tax Free Money Market Fund.
 ** Commencement of offering of class of shares.
  + Amount rounds to less than $.005.
(b) Not annualized for periods less than one year.
  * Amount rounds to less than one million.
  # Short periods have been annualized.
 @@ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION


  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUNDS OFFERED IN THIS PROSPECTUS ARE NOT SUBJECT TO A REDUCED RATE.



                                                          NET EXPENSE   GROSS EXPENSE
FUND                                             CLASS       RATIO          RATIO
--------------------------------------          -------   -----------   -------------
JPMorgan Prime Money Market Fund                Reserve      0.70%          0.74%
JPMorgan 100% U.S. Treasury Securities
   Money Market Fund                            Reserve      0.68%          0.73%

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-   Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-   There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                             JPMORGAN PRIME MONEY MARKET FUND - RESERVE SHARES
                             -------------------------------------------------
                                          GROSS          NET            NET
                             ANNUAL    CUMULATIVE     CUMULATIVE      ANNUAL
FOR THE YEAR ENDED           COSTS       RETURN         RETURN        RETURN
--------------------------   ------    ----------     ----------      ------
December 31, 2005(a)          $  62         4.32%          3.71%       3.71%
December 31, 2006             $  74         9.53%          8.17%       4.30%
December 31, 2007             $  82        15.01%         12.78%       4.26%
December 31, 2008             $  85        20.76%         17.58%       4.26%
December 31, 2009             $  89        26.80%         22.59%       4.26%
December 31, 2010             $  93        33.14%         27.81%       4.26%
December 31, 2011             $  97        39.79%         33.26%       4.26%
December 31, 2012             $ 101        46.78%         38.94%       4.26%
December 31, 2013             $ 105        54.12%         44.85%       4.26%
December 31, 2014             $ 109        61.83%         51.03%       4.26%
December 31, 2015             $ 114        69.92%         57.46%       4.26%



(a) Information from February 19, 2005 through year end not annualized.

                                  JPMORGAN 100% U.S. TREASURY SECURITIES
                                    MONEY MARKET FUND - RESERVE SHARES
                             -----------------------------------------------
                                          GROSS          NET            NET
                             ANNUAL    CUMULATIVE     CUMULATIVE      ANNUAL
FOR THE YEAR ENDED           COSTS       RETURN         RETURN        RETURN
--------------------------   ------    ----------     ----------      ------
December 31, 2005(a)          $  60         4.32%          3.73%       3.73%
December 31, 2006             $  77         9.53%          8.16%       4.28%
December 31, 2007             $  81        15.01%         12.78%       4.27%
December 31, 2008             $  84        20.76%         17.60%       4.27%
December 31, 2009             $  88        26.80%         22.62%       4.27%
December 31, 2010             $  91        33.14%         27.86%       4.27%
December 31, 2011             $  95        39.79%         33.32%       4.27%
December 31, 2012             $  99        46.78%         39.01%       4.27%
December 31, 2013             $ 104        54.12%         44.94%       4.27%
December 31, 2014             $ 108        61.83%         51.13%       4.27%
December 31, 2015             $ 113        69.92%         57.59%       4.27%



(a) Information from February 19, 2005 through year end not annualized.

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

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                   Investment Company Act File No. 811-21295.

          (C) JPMorgan Chase & Co. All Rights Reserved. February 2005.


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-MMR-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
MONEY MARKET
FUNDS

CAPITAL SHARES


PRIME MONEY MARKET FUND
100% U.S. TREASURY SECURITIES MONEY MARKET FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                                     1

100% U.S. Treasury Securities Money Market Fund                             5

The Funds' Management and Administration                                    9

How Your Account Works                                                     11

   Buying Fund Shares                                                      11

   Selling Fund Shares                                                     14

   Exchanging Fund Shares                                                  15

   Other Information Concerning the Funds                                  15

Shareholder Information                                                    17

   Distributions and Taxes                                                 17

   Availability of Proxy Voting Record                                     17

   Portfolio Holdings Disclosure                                           17

What the Terms Mean                                                        19

Legal Proceedings Relating to Banc One Investment
   Advisors Corporation and Certain of its Affiliates                      20

Appendix A--Legal Proceedings and Additional
   Fee and Expense Information                                             21

How To Reach Us                                                    Back cover

JPMORGAN PRIME MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations

The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995       5.84%
1996       5.40%
1997       5.58%
1998       5.53%
1999       5.17%
2000       6.38%
2001       4.12%
2002       1.72%
2003       1.06%
2004       1.26%


BEST QUARTER    3rd quarter, 2000       1.64%
WORST QUARTER   4th quarter, 2003       0.23%
                1st quarter, 2004
                2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004*,(1)



                                   PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
CAPITAL SHARES                     1.26            2.89            4.19
--------------------------------------------------------------------------------



  * AS OF THE DATE OF THIS PROSPECTUS, THE CAPITAL SHARES OF THE FUND HAD NOT COMMENCED OPERATIONS. THE PERFORMANCE SHOWN IS THAT OF THE INSTITUTIONAL CLASS SHARES AND HAS NOT BEEN ADJUSTED TO REFLECT THE DIFFERENCES IN FEES AND OTHER EXPENSES BETWEEN THE CLASSES. INSTITUTIONAL CLASS SHARES ARE NOT OFFERED IN THIS PROSPECTUS. CAPITAL AND INSTITUTIONAL CLASS SHARES WOULD HAVE SUBSTANTIALLY SIMILAR PERFORMANCE BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, AND THE PERFORMANCE WOULD DIFFER ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES. THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

ESTIMATED INVESTOR EXPENSES FOR CAPITAL SHARES
The estimated expenses of the Capital Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CAPITAL SHARES ASSETS)



MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.05
OTHER EXPENSES(1)                                                           0.10
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.23
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.07)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.16
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF THE CAPITAL SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.16% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Capital Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year,

-  net expenses through 12/31/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of the Capital Shares and your actual costs may be higher or lower.



                                                                1 YEAR   3 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                    16       61
--------------------------------------------------------------------------------

JPMORGAN 100% U.S. TREASURY
  SECURITIES MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those investments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund's adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995       5.17%
1996       4.94%
1997       5.24%
1998       5.23%
1999       4.62%
2000       5.85%
2001       3.82%
2002       1.57%
2003       0.93%
2004       1.08%


BEST QUARTER    4th quarter, 2004   1.54%
WORST QUARTER   4th quarter, 2003   0.20%
                1st quarter, 2004
                2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004*,(1)



                                   PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
CAPITAL SHARES                     1.08            2.64            3.84
--------------------------------------------------------------------------------



  * AS OF THE DATE OF THIS PROSPECTUS, THE CAPITAL SHARES OF THE FUND HAD NOT COMMENCED OPERATIONS. THE PERFORMANCE SHOWN IS THAT OF THE INSTITUTIONAL CLASS SHARES AND HAS NOT BEEN ADJUSTED TO REFLECT THE DIFFERENCES IN FEES AND OTHER EXPENSES BETWEEN THE CLASSES. INSTITUTIONAL CLASS SHARES ARE NOT OFFERED IN THIS PROSPECTUS. CAPITAL AND INSTITUTIONAL CLASS SHARES WOULD HAVE SUBSTANTIALLY SIMILAR PERFORMANCE BECAUSE THE SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, AND THE PERFORMANCE WOULD DIFFER ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES. THE PERFORMANCE FOR THE PERIOD BEFORE INSTITUTIONAL CLASS SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF AGENCY SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

ESTIMATED INVESTOR EXPENSES FOR CAPITAL SHARES
The estimated expenses of the Capital Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CAPITAL SHARES ASSETS)



MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.05
OTHER EXPENSES(1)                                                           0.10
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.23
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.09)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.14
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CAPITAL SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.14% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 2/19/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Capital Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/19/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Capital Shares and your actual costs may be higher or lower.



                                                                1 YEAR   3 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                    14       65
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Funds are series of JPMorgan Trust I, a Delaware statutory trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Funds' share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:



FUND                                            %
-------------------------------------------------
PRIME MONEY MARKET FUND                      0.10
-------------------------------------------------
100% U.S. TREASURY SECURITIES
MONEY MARKET FUND                            0.10
-------------------------------------------------


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of Capital Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Capital Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Capital Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, financial institutions, states, municipalities and foundations.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. You may also purchase shares directly from the JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Funds may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before a Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

Share ownership is electronically recorded, therefore no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the

Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).


Normally, the cut-off time for each Fund is:


PRIME MONEY MARKET FUND                      5:00 P.M. ET
---------------------------------------------------------
100% U.S. TREASURY SECURITIES
MONEY MARKET FUND                            2:00 P.M. ET
---------------------------------------------------------


The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.


The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

1-800-766-7722

MINIMUM INVESTMENTS

Capital Shares are subject to a $100,000,000 minimum investment requirement per Fund. Certain institutional investors may meet the minimum through the total amount of Capital Shares of the Fund for all such institutional investors with the Financial Intermediary. There are no minimum levels for subsequent purchases.


Former One Group accounts opened on or before October 28, 2004 will be subject to a $1,000,000 minimum. Former JPMorgan accounts opened on or before February 18, 2005 will be subject to a $20,000,000 minimum.

The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-766-7722.

GENERAL

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Institutional Funds Service Center or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See "Selling Fund Shares."

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.


If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-CAPITAL)
YOUR FUND NUMBER & ACCOUNT NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: XYZ CORPORATION)


Orders by wire may be canceled if the JPMorgan Institutional Funds Service Center does not receive payment by the Fund's cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your purchase order at that day's price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers' investments in the Funds:


-  Acting directly or through an agent, as the sole shareholder of record

-  Maintaining account records for customers

-  Processing orders to purchase, redeem or exchange shares for customers

-  Responding to inquiries from shareholders

-  Assisting customers with investment procedures.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722
Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:


JPMorgan Institutional Funds Service
Center
500 Stanton Christiana Road
Newark, DE 19713


The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.


SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if a Fund accepts your order before the Fund's cut-off time, the Fund will make available to you the proceeds the same business day by wire. Otherwise, your redemption proceeds will be paid within seven business days after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Institutional Funds Service Center for more details.

You may sell your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Fund's shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your order at that day's price. Your Financial Intermediary will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We will mail you a check or send the proceeds via electronic transfer or wire only to the bank account on our records.

Or
Send a signed letter with your instructions to:

JPMorgan Institutional Funds Service
Center
500 Stanton Christiana Road
Newark, DE 19713


REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


EXCHANGING FUND SHARES

You can exchange your Capital Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment or eligibility requirements.

The Funds do not charge a fee for this privilege. In addition, the Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Generally, an exchange between Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.


We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:


THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Funds' shares you want to exchange. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS
The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds' minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.


You may write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713


The Funds may suspend your ability to redeem or postpone payment for more than seven days when:


1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Funds distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.


SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.


TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT
ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE
  AND EXPENSE INFORMATION

          LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
        AFFECTING FUNDS THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE
                               GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES
The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUNDS OFFERED IN THIS PROSPECTUS ARE NOT SUBJECT TO A REDUCED RATE.



                                                   NET EXPENSE    GROSS EXPENSE
FUND                                      CLASS       RATIO           RATIO
--------------------------------------   -------   -----------    -------------
JPMorgan Prime Money Market Fund         Capital      0.16%           0.23%
JPMorgan 100% U.S. Treasury Securities
   Money Market Fund                     Capital      0.14%           0.23%

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                             JPMORGAN PRIME MONEY MARKET FUND - CAPITAL SHARES
                            ---------------------------------------------------
                                           GROSS           NET           NET
                              ANNUAL     CUMULATIVE    CUMULATIVE      ANNUAL
FOR THE YEAR ENDED            COSTS        RETURN        RETURN        RETURN
-------------------------   ----------   ----------    ----------    ----------
December 31, 2005(a)        $       14         4.32%         4.18%         4.18%
December 31, 2006           $       17         9.53%         9.22%         4.84%
December 31, 2007           $       26        15.01%        14.43%         4.77%
December 31, 2008           $       27        20.76%        19.89%         4.77%
December 31, 2009           $       28        26.80%        25.61%         4.77%
December 31, 2010           $       30        33.14%        31.60%         4.77%
December 31, 2011           $       31        39.79%        37.87%         4.77%
December 31, 2012           $       32        46.78%        44.45%         4.77%
December 31, 2013           $       34        54.12%        51.34%         4.77%
December 31, 2014           $       36        61.83%        58.56%         4.77%
December 31, 2015           $       37        69.92%        66.12%         4.77%



(a) Information from February 19, 2005 through year end not annualized.

                                JPMORGAN 100% U.S. TREASURY SECURITIES MONEY
                                        MARKET FUND - CAPITAL SHARES
                            ---------------------------------------------------
                                            GROSS          NET           NET
                              ANNUAL     CUMULATIVE    CUMULATIVE      ANNUAL
FOR THE YEAR ENDED             COSTS       RETURN        RETURN        RETURN
-------------------------   ----------   ----------    ----------    ----------
December 31, 2005(a)        $       12         4.32%         4.19%         4.19%
December 31, 2006           $       23         9.53%         9.18%         4.78%
December 31, 2007           $       26        15.01%        14.38%         4.77%
December 31, 2008           $       27        20.76%        19.84%         4.77%
December 31, 2009           $       28        26.80%        25.56%         4.77%
December 31, 2010           $       30        33.14%        31.55%         4.77%
December 31, 2011           $       31        39.79%        37.82%         4.77%
December 31, 2012           $       32        46.78%        44.40%         4.77%
December 31, 2013           $       34        54.12%        51.28%         4.77%
December 31, 2014           $       36        61.83%        58.50%         4.77%
December 31, 2015           $       37        69.92%        66.06%         4.77%



(a) Information from February 19, 2005 through year end not annualized.

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HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


                   Investment Company Act File No. 811-21295.


          (C) JPMorgan Chase & Co. All Rights Reserved. February 2005.


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-MMC-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
MONEY MARKET
FUNDS
CASH MANAGEMENT SHARES

PRIME MONEY MARKET FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Prime Money Market Fund                                                        1

The Fund's Management and Administration                                       6

How Your Account Works                                                         9

   Buying Fund Shares                                                          9

   Selling Fund Shares                                                        12

   Other Information Concerning the Fund                                      13

Shareholder Information                                                       14

   Distributions and Taxes                                                    14

   Availability of Proxy Voting Record                                        14

   Portfolio Holdings Disclosure                                              14

What the Terms Mean                                                           16

Legal Proceedings Relating to Banc One Investment
   Advisors Corporation and Certain of its Affiliates                         17

Financial Highlights                                                          18

Appendix A--Legal Proceedings and
   Additional Fee and Expense Information                                     20

How To Reach Us                                                       Back cover

JPMORGAN PRIME MONEY MARKET FUND

THE FUND'S OBJECTIVE
The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

- high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

- debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

- securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

-  asset-backed securities

-  repurchase agreements and reverse repurchase agreements

-  taxable municipal obligations

The dollar weighted average maturity of the Fund generally will be 60 days or less and the Fund will buy only those instruments that have remaining maturities of 397 days or less.

All securities purchased by the Fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in U.S. dollar denominated securities that have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third-party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the adviser.

The Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or interest rates are not met.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. There also may be less public information available.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This could hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer-term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-  WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-  WANT A HIGHLY LIQUID INVESTMENT
-  ARE LOOKING FOR AN INTERIM INVESTMENT
-  ARE PURSUING A SHORT-TERM GOAL
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-  ARE INVESTING FOR LONG-TERM GROWTH
-  ARE INVESTING FOR HIGH INCOME
-  REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Cash Management Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995      4.59%
1996      4.13%
1997      4.49%
1998      4.61%
1999      4.83%
2000      6.03%
2001      3.78%
2002      0.94%
2003      0.30%
2004      0.48%


BEST QUARTER 3rd quarter, 2000         1.39%

WORST QUARTER 4th quarter, 2003        0.04%
              1st quarter, 2004
              2nd quarter, 2004



AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2004*,(1)



                                    PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
CASH MANAGEMENT SHARES              0.48          2.26           3.39
------------------------------------------------------------------------------



  * THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CASH MANAGEMENT SHARES WERE LAUNCHED ON 9/10/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 1/1/02 ARE BASED ON THE PERFORMANCE OF THE MORGAN SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF CASH MANAGEMENT SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CASH MANAGEMENT SHARES HAVE HIGHER EXPENSES THAN THE MORGAN SHARES.
(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR CASH MANAGEMENT SHARES
The expenses of the Cash Management Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CASH MANAGEMENT SHARES ASSETS)


MANAGEMENT FEES                                                             0.08
DISTRIBUTION (RULE 12b-1) FEES                                              0.50
SHAREHOLDER SERVICE FEES                                                    0.30
OTHER EXPENSES(1)                                                           0.12
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.00
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.04)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.96
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND THE DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT THAT TOTAL ANNUAL OPERATING EXPENSES OF THE CASH MANAGEMENT SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.96% OF ITS AVERAGE DAILY NET ASSETS FROM 2/19/05 THROUGH 12/31/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Cash Management Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 12/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Cash Management Shares and your actual costs may be higher or lower.


                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            98         311         545         1,218
-----------------------------------------------------------------------------------

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of JPMorgan Trust I, a Delaware statutory trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers, if any) of 0.10% of average daily net assets.


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.


Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Cash Management Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fee to such Financial Intermediaries for performing shareholder and administrative services. The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Cash Management Shares of the Fund.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

The Fund has adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.50% of the average daily net assets attributable to Cash Management Shares.

Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to the amount of actual expenses incurred.


Because Rule 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or

401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Cash Management Shares of the Fund.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of the Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Fund seeks to maintain a stable NAV per share of $1.00. The Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Fund is accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Cash Management Shares may be purchased by Financial Intermediaries (see below) that are paid to assist investors in establishing accounts, executing transactions and monitoring their investment.

You may purchase Fund shares through a Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. You may also purchase shares directly from JPMorgan Funds Services.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) and the New York Stock Exchange (NYSE) are open except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

The Fund may close earlier a few days each year when the Bond Market Association recommends that the securities markets close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes before the Fund's cut-off time, purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. The Fund, however, may elect to remain open following an early close of the NYSE or to open on days when the Federal Reserve is open and the NYSE is closed. If your purchase order is accepted by the Fund before the Fund's close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after the Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund's cut-off time listed below, we will process your purchase order at that day's price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day's price.

Share ownership is electronically recorded, therefore no certificate will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

In addition, your Financial Intermediary may be closed at times when the Fund is open (for example, when the NYSE is closed and the Fund elects to remain open).


Normally, the Fund's cut-off time is 5:00 P.M. ET.

The Fund must receive "federal funds" before the Fund's cut-off time shown above (unless the Fund closes early, in which case federal funds must be received by the Fund's close). If the Fund does not receive federal funds by its cut-off time, your order may not be effective until the next business day on which federal funds are timely received by the Fund. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:


JPMORGAN FUNDS SERVICES


1-800-480-4111

MINIMUM INVESTMENT

Cash Management Shares are subject to a $10,000,000 minimum investment requirement per Fund. There is no minimum level for subsequent purchases.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

GENERAL

The JPMorgan money market funds (including the Fund in this prospectus) are intended for short-term investment horizons and do not monitor for market timers or prohibit short-term trading activity. Although the Fund is managed in a manner that is consistent with its investment objectives, frequent trading by shareholders may disrupt its management and increase its expenses.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party"checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds Services or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See "Selling Fund Shares."


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:


-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.


If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:


JPMORGAN CHASE BANK, N.A.
ATTN: JPMORGAN FUNDS SERVICES

ABA 021 000 021
DDA 323125832
FBO YOUR JPMORGAN FUND
  (EX: JPMORGAN ABC FUND-CM)
YOUR FUND NUMBER & ACCOUNT
  NUMBER
  (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
  (EX: JOHN SMITH & MARY SMITH,
  JTWROS)


Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by the Fund's cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Fund.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary you want to buy Fund shares and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your purchase order at that day's price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers' investments in the Fund:


-  Acting directly or through an agent, as the sole shareholder of record

-  Maintaining account records for customers

-  Processing orders to purchase, redeem or exchange shares for customers

-  Responding to inquiries from shareholders

-  Assisting customers with investment procedures.


THROUGH JPMORGAN FUNDS SERVICES

Call 1-800-480-4111
Or

Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


JPMorgan Funds Services will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional proce dures. You should contact your Financial Intermediary, regarding purchases and redemptions.


SELLING FUND SHARES

You can sell your shares on any day that the Fund is accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.


We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


Under normal circumstances, if the Fund accepts your order before the Fund's cut-off time, the Fund will make available to you the proceeds the same business day by wire. Otherwise, your redemption proceeds will be paid within seven business days after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL INTERMEDIARY
Tell your Financial Intermediary which Fund's shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund's cut-off time in order for us to process your order at that day's price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

THROUGH JPMORGAN FUNDS SERVICES
Call 1-800-480-4111. We will mail you a check or send the proceeds via electronic transfer or wire only to the bank account on our records. Or
Send a signed letter with your instructions to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


OTHER INFORMATION CONCERNING THE FUND
The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the Fund's minimum investment requirement, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


The Fund may suspend your ability to redeem or postpone payment for more than seven days when:


1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases,Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. The Fund distributes the dividends monthly in the form of additional shares, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund distributes any short-term capital gain at least annually. The Fund does not expect to realize long-term capital gain.


Dividends of net investment income will generally be taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.


Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from the Fund will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Fund expects substantially all of its distributions of net capital gain to be attributable to short-term capital gain which is taxed at rates applicable to ordinary income.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

Each business day, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.


A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

WHAT THE TERMS MEAN

ASSET-BACKED SECURITIES: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

QUALIFIED BANKS: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S or (iii) other U.S. or foreign commercial banks which the Fund's adviser judges to have comparable credit standing.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.


SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.


TAX EXEMPT MUNICIPAL SECURITIES: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

                LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT
               ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Fund and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Fund and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN PRIME MONEY MARKET FUND

                                                                              CASH MANAGEMENT
                                                                 ------------------------------------------
                                                                         YEAR           YEAR      9/10/01**
                                                                        ENDED          ENDED        THROUGH
                                                                      8/31/04        8/31/03        8/31/02
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $       1.00   $       1.00   $       1.00
-----------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                 --+          0.01           0.01
   Less dividends from net investment income                               --+          0.01           0.01
                                                                 ------------   ------------   ------------
Net asset value, end of period                                   $       1.00   $       1.00   $       1.00
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (b)                                                         0.21%          0.50%          1.25%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (millions)                        $         85   $        544   $        282
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
     Net expenses                                                        0.96%          0.95%          0.96%
-----------------------------------------------------------------------------------------------------------
     Net investment income                                               0.21%          0.48%          1.17%
-----------------------------------------------------------------------------------------------------------
     Expenses without waivers and earnings credits                       0.99%          0.96%          0.99%
-----------------------------------------------------------------------------------------------------------
     Net investment income without waivers and earnings credits          0.18%          0.47%          1.14%
-----------------------------------------------------------------------------------------------------------

 **  Commencement of offering of class of shares.
  +  Amount rounds to less than $.005.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE
  AND EXPENSE INFORMATION

          LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
        AFFECTING FUNDS THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE
                               GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES
The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.


The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.


                                                      NET EXPENSE    GROSS EXPENSE
FUND                                      CLASS          RATIO           RATIO
-----------------------------------     ----------    -----------    -------------
JPMorgan Prime Money Market Fund           Cash          0.96%            1.00%
                                        Management

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.


- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.


"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                             JPMORGAN PRIME MONEY MARKET FUND -
                                                  CASH MANAGEMENT SHARES
                                     -------------------------------------------------
                                                  GROSS            NET           NET
                                     ANNUAL     CUMULATIVE      CUMULATIVE      ANNUAL
FOR THE YEAR ENDED                    COSTS       RETURN          RETURN        RETURN
---------------------------------    ------     ----------      ----------      ------
December 31, 2005(a)                 $   84           4.32%           3.49%       3.49%
December 31, 2006                    $  101           9.53%           7.67%       4.04%
December 31, 2007                    $  110          15.01%          11.97%       4.00%
December 31, 2008                    $  114          20.76%          16.45%       4.00%
December 31, 2009                    $  119          26.80%          21.11%       4.00%
December 31, 2010                    $  124          33.14%          25.96%       4.00%
December 31, 2011                    $  128          39.79%          30.99%       4.00%
December 31, 2012                    $  134          46.78%          36.23%       4.00%
December 31, 2013                    $  139          54.12%          41.68%       4.00%
December 31, 2014                    $  145          61.83%          47.35%       4.00%
December 31, 2015                    $  150          69.92%          53.24%       4.00%

(a) Information from February 19, 2005 through year end not annualized.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


                  Investment Company Act File No. 811-21295.

    (C) JPMorgan Chase & Co. All Rights Reserved. February 2005.


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-PMMCM-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
TAX AWARE
FUNDS
CLASS A, CLASS B & CLASS C SHARES

TAX AWARE INTERNATIONAL OPPORTUNITIES FUND (CLASS A)
TAX AWARE ENHANCED INCOME FUND (CLASS A)
TAX AWARE U.S. EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Tax Aware International Opportunities Fund                                       1

Tax Aware Enhanced Income Fund                                                   7

Tax Aware U.S. Equity Fund                                                      14

Tax Aware Investing                                                             20

The Funds' Management and Administration                                        21

How to Do Business with the Funds                                               24

    Purchasing Fund Shares                                                      24

    Sales Charges                                                               29

    Rule 12b-1 Fees                                                             35

    Exchanging Fund Shares                                                      35

    Redeeming Fund Shares                                                       36

Shareholder Information                                                         40

    Distributions and Taxes                                                     40

    Availability of Proxy Voting Record                                         41

    Portfolio Holdings Disclosure                                               41

Income Investments                                                              42

Risk and Reward Elements                                                        44

Legal Proceedings Relating to Banc One Investment

Advisors Corporation and Certain of its Affiliates                              51

Financial Highlights                                                            52

How to Reach Us                                                         BACK COVER

JPMORGAN
  TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
  (formerly JPMorgan Fleming Tax Aware International Opportunities fund)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-50.


THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.

The Fund may invest in asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the adviser, J.P. Morgan Investment Management Inc. (JPMIM). The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across sectors.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is managed in a tax-sensitive manner developed by the adviser.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

- The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio from the bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities using the research and valuation rankings as well as its assessment of other factors, including:

-  catalysts that could trigger a change in a stock's price;

-  potential reward compared to potential risk; and

-  temporary mispricing caused by market overreactions.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not

                                                     PROSPECTUS FEBRUARY 19 2005


typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Austrilasia and Far East (EAFE) Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002    -16.86%
2003     34.67%
2004     15.39%

BEST QUARTER 2nd quarter, 2003     19.38%
WORST QUARTER 3rd quarter, 2002   -19.78%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004



                                                               PAST 1 YEAR     LIFE OF FUND
-------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                   9.31             1.93

Return After Taxes on Distributions                                   9.10             1.78

Return After Taxes on Distributions and Sale of Fund Shares           6.32             1.63
-------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES).                 20.25             4.92
-------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES).                                   18.59             5.46


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                            CLASS A SHARES
--------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     5.25

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS               NONE**

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED***                                2.00



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."


***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


                                                            CLASS A SHARES
--------------------------------------------------------------------------
MANAGEMENT FEES                                                       0.85

DISTRIBUTION (RULE 12b-1) FEES                                        0.25

SHAREHOLDER SERVICE FEES                                              0.25

OTHER EXPENSES(1)                                                     0.57
--------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                       1.92

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (0.12)
--------------------------------------------------------------------------
NET EXPENSES(2)                                                       1.80



(1) "Other expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.80% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may also voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. For the period ended 10/31/04, net expenses were 1.69%.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.


                                           1 YEAR  3 YEARS  5 YEARS 10 YEARS
----------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                  625    1,015    1,429    2,583



*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN
  TAX AWARE ENHANCED INCOME FUND



RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-50.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want to emphasize after tax return

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index, and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance in the table for the Class A Shares reflects the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2000    4.91%
2001    4.41%
2002    1.65%
2003    0.92%
2004    0.42%

BEST QUARTER 4th quarter, 2000          1.67%
WORST QUARTER 4th quarter, 2003        -6.06%

* The performance in the table for the period before Class A Shares were launched on 11/30/01 and the performance in the bar chart prior to 2002 are based on the performance of the Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                  PAST 1 YEAR     PAST 5 YEARS   LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                     (2.59)            1.84           1.98

Return After Taxes on Distributions                                     (2.70)            1.62           1.75

Return After Taxes on Distributions and Sale of Fund Shares             (1.42)            1.70           1.83
-------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      1.33             2.95           3.20
-------------------------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                        2.62             6.01           5.40


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1)  The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES


The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     3.00
--------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                     NONE**



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


MANAGEMENT FEES                                                       0.25

DISTRIBUTION (RULE 12b-1) FEES                                        0.25

SHAREHOLDER SERVICE FEES                                              0.25

OTHER EXPENSES(1)                                                     0.23
--------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                       0.98

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (0.23)
--------------------------------------------------------------------------
NET EXPENSES(2)                                                       0.75



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.


                                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
-----------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)                  225      435      661     1,313



*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN
  TAX AWARE U.S. EQUITY FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-50.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings. On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals who could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares.* The bar chart shows how the performance of the Fund's Class A shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997    30.32%
1998    31.18%
1999    18.31%
2000    -5.15%
2001   -10.67%
2002   -23.83%
2003    24.41%
2004     9.12%

BEST QUARTER 4th quarter, 1998                     21.64%
WORST QUARTER 3rd quarter, 2002                   -16.65%


* The performance in the table for the period before Classes A, Class B and Class C Shares were launched on 4/16/01 and the performance in the bar chart prior to 2002 are based on the performance of Select Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, B and C Shares have higher expenses than Select Class Shares.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                  PAST 1 YEAR     PAST 5 YEARS   LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                      3.37            (3.62)          6.83

Return After Taxes on Distributions                                      3.23            (3.79)          6.63

Return After Taxes on Distributions and Sale of Fund Shares              2.37            (3.13)          5.87
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                      3.55            (3.42)          7.23
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Return Before Taxes                                                      7.64            (3.05)          7.22
-------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     10.88            (2.30)          7.98
-------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                        8.30            (2.99)          6.72



The after-tax returns are shown for only the Class A Shares offered by this prospectus, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1)  The Fund commenced operations on 12/9/96.

^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                               CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                        5.25              NONE               NONE
------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                  NONE**            5.00               1.00
------------------------------------------------------------------------------------------------------------------



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL FUND OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                               CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                          0.45              0.45               0.45

DISTRIBUTION (RULE 12b-1) FEES                                           0.25              0.75               0.75

SHAREHOLDER SERVICE FEES                                                 0.25              0.25               0.25

OTHER EXPENSES(1)                                                        0.74              0.74               0.74
------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                          1.69              2.19               2.19

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                               (0.59)            (0.59)             (0.59)
------------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                          1.10              1.60               1.60



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that there will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.10%, 1.60%, and 1.60% respectively, of their average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.

This example is for comparison only; the Fund's actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)                           557      904    1,274     2,311
-----------------------------------------------------------------------------
CLASS B SHARES** ($)                          663      928    1,321     2,351***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)                          263      628    1,121     2,478


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)                            163      628    1,121     2,351***
-----------------------------------------------------------------------------
CLASS C SHARES ($)                            163      628    1,121     2,478


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

TAX AWARE INVESTING


TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

-  employing a long-term approach to investing;

-  attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.


For the Tax Aware International Opportunities Fund and the Tax Aware U.S. Equity
Fund:


-  investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

-  in selling appreciated stocks, selecting the most tax-favored share lots.

For the Tax Aware Enhanced Income Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


Each Fund is a series of J.P. Morgan Mutual Fund Series, which is a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                          %
TAX AWARE
INTERNATIONAL OPPORTUNITIES
FUND                                       0.77
-----------------------------------------------
TAX AWARE ENHANCED
INCOME FUND                                0.22
-----------------------------------------------
TAX AWARE U.S. EQUITY FUND                 0.45


THE PORTFOLIO MANAGERS


TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984, Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997 and Pavlos M. Alexandrakis, Vice President and CFA, who is a senior client portfolio manager in the Global/International Equity Group. An employee since 2002, Mr. Alexandrakis is currently responsible for global and international products in North America. Previously, he was a senior vice president/director of international equities at Pioneer Investment Management in Boston, Smith Barney Asset Management in New York and Lazard Freres Asset Management in New York, where he managed a number of international and global mutual funds, institutional accounts and managed accounts.


TAX AWARE ENHANCED INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by David Silberman, Managing Director of JPMIM, and Terry Banet, Managing Director of JPMIM. Mr. Silberman hs been an employee since 1989 and manages core U.S. Large Cap equity strategies. Ms. Banet has been an employee since 1985 and is a senior portfolio manager for private client equity and balanced accounts.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS), under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS WITH THE FUNDS


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Class A, Class B and Class C Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more for the Tax Aware International Opportunities Fund and the Tax Aware U.S. Equity Fund and $100,000 or more for the Tax Aware Enhanced Income Fund and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an up-front sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase (measured from the first day of the month in which the shares were purchased). The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV plus applicable sales charge per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds Services" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine.

These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the tables below are sometimes referred to as "breakpoints."

If you buy Class A Shares of the JPMORGAN TAX AWARE ENHANCED INCOME FUND, the following table shows the amount of sales charge you pay and the commissions paid to financial Intermediaries.

TOTAL SALES CHARGE FOR FUNDS(1)



                               SALES
                              CHARGE           SALES
                              AS A %          CHARGE      COMMISSION
                              OF THE          AS A %          AS A %
AMOUNT OF                   OFFERING         OF YOUR     OF OFFERING
PURCHASES                      PRICE      INVESTMENT           PRICE
--------------------------------------------------------------------
LESS
THAN $100,000                   3.00            3.09            2.70

$100,000-
$249,999                        2.50            2.56            2.18

$250,000-
$499,999                        2.00            2.04            1.64

$500,000-
$999,999                        1.50            1.52            1.20

$1,000,000
OR MORE*                        NONE            NONE                **



(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

* There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares of the Tax Aware Enhanced Income Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

If you buy Class A Shares of the JPMorgan TAX AWARE INTERNATIONAL OPPORTUNITIES FUND or JPMorgan TAX AWARE U.S. EQUITY FUND, the following table shows the amount of sales charge you pay and the commissions paid to financial Intermediaries.

TOTAL SALES CHARGE FOR FUNDS(1)



                               SALES
                              CHARGE           SALES
                              AS A %          CHARGE      COMMISSION
                              OF THE          AS A %          AS A %
AMOUNT OF                   OFFERING         OF YOUR     OF OFFERING
PURCHASES                      PRICE      INVESTMENT           PRICE
--------------------------------------------------------------------
LESS THAN
$50,000                         5.25            5.54            4.75

$50,000-
$99,999                         4.50            4.71            4.05

$100,000
$249,999                        3.50            3.63            3.05

$250,000-
$499,999                        2.50            2.56            2.05

$500,000-
$999,999                        2.00            2.04            1.60

$1,000,000
OR MORE                         NONE            NONE                **



(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

* There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares of the JPMorgan Tax Aware International Opportunities Fund or the JPMorgan Tax Aware U.S. Equity Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Funds permit you to reduce the initial sales charges you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

 -   The JPMorgan Funds.

 -   JPMorgan Chase and its subsidiaries and affiliates.

4.   Bought by employees of:

 -   Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

 - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

 -   Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

 - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

 - Certain retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

 - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

 -   Tuition programs that qualify under Section 529 of the Internal Revenue
     Code.

 - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

 - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

 - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a JPMorgan Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV per share, without any up-front sales charges. However, if you redeem Class B shares of the JPMorgan Tax Aware U.S. Equity Fund within six years of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC according to the following schedule:


                                                      CDSC AS A % OF
YEARS                                                  DOLLAR AMOUNT
SINCE PURCHASE                                     SUBJECT TO CHARGE
--------------------------------------------------------------------
0-1                                                             5.00

1-2                                                             4.00

2-3                                                             3.00

3-4                                                             3.00

4-5                                                             2.00

5-6                                                             1.00

More than 6                                                     NONE


The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Tax Aware U.S. Equity Fund.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of the Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES
Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem your Class C Shares within one year of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:


                                                      CDSC AS A % OF
YEARS                                                  DOLLAR AMOUNT
SINCE PURCHASE                                     SUBJECT TO CHARGE
--------------------------------------------------------------------
0-1                                                             1.00

After first year                                                NONE


The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares or the Funds.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES
No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Term Bond Fund (Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The

JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares or Class C Shares of a Fund for Class B Shares or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B Shares or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the JPMorgan Tax Aware International Opportunities Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the JPMorgan Tax Aware International Opportunities Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

     - Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of

Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Tax Aware International Opportunities Fund typically declares and pays dividends once per year. Effective January 1, 2005, Tax Aware Enhanced Income Fund generally declared dividends on the last business day of each month and pay such dividends on the first business day of the following month. The Fund makes net capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. Tax Aware U.S. Equity Fund typically declares and pays dividends four times a year. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or legal taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.


Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  TAX AWARE FUNDS

                                                          /X/ Permitted
                                                          / / Not Permitted

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                                                                   TAX AWARE
                                                                                                                   ENHANCED
                                                             PRINCIPAL TYPES OF RISK                              INCOME FUND
ASSET-BACKED SECURITIES Interests in a stream of payments    credit, interest rate, market, prepayment                /X/
from specific assets, such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time    credit, currency, liquidity, political                  /X/(1)
deposits and bankers' acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short-term debt issued by         credit, currency, interest rate, liquidity, market,
domestic and foreign banks or corporations. These            political                                               /X/(1)
securities are usually discounted and may be rated by S&P
or Moody's or another nationally recognized statistical
rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt             credit, currency, interest rate, liquidity, market,
securities that can be converted into equity securities at   political, valuation                                    /X/(1)
a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign      credit, currency, interest rate, liquidity, market,
industrial, utility, banking and other financial             political, valuation                                    /X/(1)
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which     credit, environmental, extension, interest rate,
gives the lender a lien on property as security for the      liquidity, market, natural event, political,
loan payment.                                                prepayment, valuation                                    /X/

MORTGAGE-BACKED SECURITIES Domestic and foreign securities   credit, currency, extension, interest rate,
(such as Federal Home Loan Banks, Freddie Macs, Fannie       leverage, market, political, prepayment                 /X/(1)
Maes) which represent interests in pools of mortgages,
whereby the principal and interest paid every month is
passed through to the holder of the securities.

MORTGAGE-DOLLAR ROLLS The sale of domestic and foreign       credit, currency, extension, interest rate,
mortgage-backed securities with the promise to purchase      leverage, liquidity, market, political, prepayment    /X/(1),(2)
similar securities at a later date. Segregated accounts
are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share     credit, currency, extension, interest rate,
of bank debt or similar securities or obligations.           liquidity, political, prepayment                         /X/

PRIVATE PLACEMENTS Bonds or other investments that are       credit, interest rate, liquidity, market, valuation      /X/
sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities   credit, environmental, interest rate, liquidity,
of issuers that invest in real estate or are secured by      market, natural event, prepayment, valuation             /X/
real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to   credit                                                   /X/
purchase a security and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund     credit, leverage                                        /X/(2)
sells a security and agrees to repurchase it from the
buyer on a particular date and at a specific price.
Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL        credit, currency, interest rate, market, political      /X/(1)
ORGANIZATIONS Dollar- or non-dollar-denominated securities
issued by foreign governments or supranational
organizations. Brady bonds are issued in connection with
debt restructurings.

SWAPS Contractual agreement whereby a party agrees to        credit, currency, interest rate, leverage, market,
exchange periodic payments with a counterparty. Segregated   political, valuation                                    /X/(1)
accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally        credit, interest rate, market, natural event,
issued as general obligation and revenue bonds, whose        political                                                /X/
interest is exempt from federal taxation and state and/or
local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury        interest rate                                            /X/
bills, notes and bonds) guaranteed by the U.S. government
for the timely payment of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES     credit, currency, interest rate, liquidity, market,
Domestic and foreign securities offering non-cash or         political, valuation                                    /X/(1)
delayed-cash payment. Their prices are typically more
volatile than those of some other debt instruments and
involve certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.


(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

JPMORGAN
  TAX AWARE FUNDS

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                    AND REWARD
MANAGEMENT CHOICES

-  A Fund could underperform       -  A Fund could outperform its       -  The adviser focuses its active management
   its benchmark due to its           benchmark due to these same          on securities selection, the area where
   securities and asset               choices                              it believes its commitment to research
   allocation choices                                                      can most enhance returns

MARKET CONDITIONS
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

-  The Fund's share price and      -  Stocks have generally             -  Under normal circumstances, the Fund
   performance will fluctuate         outperformed more stable             plans to remain fully invested in
   in response to stock market        investments (such as bonds and       accordance with its policies. Equity
   movements                          cash equivalents) over the           investments may include common stocks,
                                      long term                            convertible securities, preferred stocks,
-  The Fund could lose money                                               depositary receipts (such as ADRs and
   because of foreign              -  Foreign investments, which           EDRs), trust or partnership interests,
   government actions,                represent a major portion of         warrants, rights and investment company
   political instability, or          the world's securities, offer        securities. The Fund may invest
   lack of adequate and/or            attractive potential                 uninvested cash in affiliated money
   accurate information               performance and opportunities        market funds.
                                      for diversification
-  Investment risks tend to be                                          -  The Fund seeks to limit risk and enhance
   higher in emerging markets.     -  Emerging markets can offer           performance through active management and
   These markets also present         higher returns                       diversification
   higher liquidity and
   valuation risks                                                      -  During severe market downturns, the Fund
                                                                           has the option of investing up to 100% of
-  Adverse market conditions                                               its assets in investment-grade short-term
   may from time to time cause                                             instruments
   the Fund to take temporary
   defensive positions that
   are inconsistent with its
   principal investment
   strategies and may hinder
   the Fund from achieving its
   investment objective

                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                    AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE U.S. EQUITY FUND

-  The Fund's share price and      -  Stocks have generally             -  Under normal circumstances the Fund plans
   performance will fluctuate         outperformed more stable             to remain fully invested in accordance
   in response to stock market        investments (such as bonds and       with its policies. Equity investments may
   movements                          cash equivalents) over the           include common stocks, convertible
                                      long term                            securities, preferred stocks, depositary
-  Adverse market conditions                                               receipts (such as ADRs and EDRs) trust or
   may from time to time cause                                             partnership interests, warrants, rights,
   the Fund to take temporary                                              and investment company securities. The
   defensive positions that                                                Fund may invest uninvested cash in
   are inconsistent with its                                               affiliated money market funds.
   principal investment
   strategies and may hinder                                            -  The Fund seeks to limit risk through
   the Fund from achieving its                                             active management and diversification
   investment objective
                                                                        -  During severe market downturns, the Funds
                                                                           have the option of investing up to 100%
                                                                           of its assets in high quality short-term
                                                                           instruments

                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                    AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE ENHANCED INCOME FUND

-  The Fund's share price,         -  Bonds have generally              -  Under normal circumstances the Fund plans
   yield, and total return            outperformed money market            to remain fully invested in bonds and
   will fluctuate in response         investments over the long            other fixed income securities. The Fund
   to bond market movements           term, with less risk than            may invest uninvested cash in affiliated
                                      stocks                               money market funds
-  The value of most bonds
   will fall when interest         -  Most bonds will rise in value     -  The Fund seeks to limit risk and enhance
   rates rise; the longer a           when interest rates fall             after tax yields through careful
   bond's maturity and the                                                 management, sector allocation, individual
   lower its credit quality,       -  Mortgage-backed and                  securities selection, and duration
   the more its value                 asset-backed securities can          management
   typically falls                    offer attractive returns
                                                                        -  During severe market downturns, the Fund
-  Adverse market conditions                                               has the option of investing up to 100% of
   may from time to time cause                                             assets in high quality short-term
   the Fund to take temporary                                              instruments
   defensive positions that
   are inconsistent with its                                            -  The adviser monitors interest rate
   principal investment                                                    trends, as well as geographic and
   strategies and may hinder                                               demographic information related to
   the Fund from achieving its                                             mortgage-backed securities and mortgage
   investment objective                                                    prepayments

-  Mortgage-backed and
   asset-backed securities
   (securities representing an
   interest in, or secured by,
   a pool of mortgages or
   other assets such as
   receivables) could generate
   capital losses or periods
   of low yields if they are
   paid off substantially
   earlier or later than
   anticipated

                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                    AND REWARD
FOREIGN CURRENCIES

-  Currency exchange rate          -  Favorable exchange rate           -  The Funds actively manage the currency
   movements could reduce             movements could generate gains       exposure of its foreign investments and
   gains or create losses             or reduce losses                     may hedge a portion of its foreign
                                                                           currency exposure into the U.S. dollar or
-  Currency risks tend to be                                               other currencies which the adviser deems
   higher in emerging markets                                              more attractive (see also "Derivatives")

SECURITIES LENDING

-  When a Fund lends a             -  A Fund may enhance income         -  The adviser maintains a list of approved
   security, there is a risk          through the investment of the        borrowers
   that the loaned securities         collateral received from the
   may not be returned if the         borrower                          -  A Fund receives collateral equal to at
   borrower or the lending                                                 least 100% of the current value of
   agent defaults                                                          securities loaned plus accrued interest

-  The collateral will be                                               -  The lending agents indemnify a Fund
   subject to the risks of the                                             against borrower default
   securities in which it is
   invested                                                             -  The adviser's collateral investment
                                                                           guidelines limit the quality and duration
                                                                           of collateral investment to minimize
                                                                           losses

                                                                        -  Upon recall, the borrower must return the
                                                                           securities loaned within the normal
                                                                           settlement period

                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                    AND REWARD
DERIVATIVES

-  Derivatives such as             -  Hedges that correlate well        -  The Funds use derivatives for hedging and
   futures, options, swaps and        with underlying positions can        tax and risk management purposes (i.e.,
   forward foreign currency           reduce or eliminate losses at        to establish or adjust exposure to
   contracts(1) that are used         low cost                             particular securities, markets or
   for hedging the portfolio                                               currencies)
   or specific securities may      -  A Fund could make money and
   not fully offset the               protect against losses if the     -  The Funds only establish hedges that they
   underlying positions and           investment analysis proves           expect will be highly correlated with
   this could result in losses        correct                              underlying positions
   to a Fund that would not
   have otherwise occurred         -  Derivatives that involve          -  While the Funds may use derivatives that
                                      leverage could generate              incidentally involve leverage, they do
-  Derivatives used for risk          substantial gains at low cost        not use them for the specific purpose of
   management may not have the                                             leveraging their portfolios
   intended effects and may
   result in losses or missed
   opportunities

-  The counterparty to a
   derivatives contract could
   default

-  Derivatives that involve
   leverage could magnify
   losses

-  Certain types of
   derivatives involve costs
   to the Funds which can
   reduce returns

-  Derivatives may, for tax
   purposes, affect the
   character of gain and loss
   realized by a Fund,
   accelerate recognition of
   income to a Fund, affect
   the holding period of a
   Fund's assets and defer
   recognition of certain of a
   Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                    AND REWARD
ILLIQUID HOLDINGS

-  A Fund could have               -  These holdings may offer more     -  No Fund may invest more than 15% of its
   difficulty valuing these           attractive yields or potential       net assets in illiquid holdings
   holdings precisely                 growth than comparable widely
                                      traded securities                 -  To maintain adequate liquidity, each Fund
-  A Fund could be unable to                                               may hold high quality short-term
   sell these holdings at the                                              instruments and may borrow (including
   time or price it desires                                                repurchase agreements and reverse
                                                                           repurchase agreements) from banks up to
                                                                           33 1/3% of the value of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities     -  A Fund can take advantage of      -  Each Fund segregates liquid assets to
   before issue or for delayed        attractive transaction               offset leverage risk
   delivery, it could be              opportunities
   exposed to leverage risk if
   it does not segregate
   liquid assets

SHORT-TERM TRADING

-  Increased trading could         -  A Fund could realize gains in     -  The Funds will generally avoid short-term
   raise a Fund's brokerage           a short period of time               trading, except to take advantage of
   and related costs                                                       attractive or unexpected opportunities or
                                   -  A Fund could protect against         to meet demands generated by shareholder
-  Increased short-term               losses if a stock is                 activity
   capital gains distributions        overvalued and its value later
   could raise shareholders'          falls
   income tax liability

CREDIT QUALITY -- TAX AWARE
ENHANCED INCOME FUND

-  The default of an issuer        -  Investment-grade bonds have a     -  The Fund maintains its own policies for
   would leave the Fund with          lower risk of default                balancing credit quality against
   unpaid interest or                                                      potential yields and gains in light of
   principal                                                               its investment goals

                                                                        -  The adviser develops its own ratings of
                                                                           unrated securities and makes a credit
                                                                           quality determination for unrated
                                                                           securities

                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                    AND REWARD
FOREIGN INVESTMENTS -- TAX AWARE
U.S. EQUITY FUNDS

-  Currency exchange rate          -  Favorable exchange rate           -  The Fund anticipates that its total
   movements could reduce gains       movements could generate gains       foreign investments will not exceed 20%
   or create losses                   or reduce losses                     of total assets

-  The Fund could lose money       -  Foreign investments, which        -  The Fund actively manages the currency
   because of foreign government      represent a major portion of         exposure of its foreign investments
   actions, political                 the world's securities, offer        relative to its benchmark, and may hedge
   instability, or lack of            attractive potential                 back into the U.S. dollar from time to
   adequate and accurate              performance and opportunities        time (see also "Derivatives")
   information                        for diversification

FOREIGN INVESTMENTS -- TAX AWARE
ENHANCED INCOME FUND

-  The Fund could lose money       -  Foreign bonds, which represent    -  Foreign bonds may be a significant
   because of foreign government      a major portion of the world's       investment (up to 25% of total assets)
   actions, political                 fixed income securities, offer       for the Fund
   instability, or lack of            attractive potential
   adequate and accurate              performance and opportunities     -  To the extent that the Fund invests in
   information                        for diversification                  foreign bonds, it will hedge its currency
                                                                           exposure into the U.S. dollar (see also
-  Currency exchange rate          -  Favorable exchange rate              "Derivatives")
   movements could reduce gains       movements could generate gains
   or create losses                   or reduce losses

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


CLASS A SHARES



                                                                PER SHARE OPERATING PERFORMANCE:
                                ------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                               --------------------------------------   ----------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                   NET ASSET          NET     SECURITIES                 DIVIDENDS
                                      VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                   BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                   OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/04             $      13.36         0.08^          1.74         1.82         0.16             --           0.16
Year Ended 10/31/03             $      10.90         0.06^          2.51         2.57         0.11             --           0.11
Year Ended 10/31/02             $      12.38         0.06          (1.53)       (1.47)        0.01             --           0.01
4/30/01* Through 10/31/01       $      15.00         0.08^         (2.70)       (2.62)          --             --             --

TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/04             $      10.05         0.11          (0.06)        0.05         0.11             --           0.11
Year Ended 10/31/03             $      10.08         0.14          (0.03)        0.11         0.14             --           0.14
11/30/01* Through 10/31/02      $      10.10         0.16          (0.01)        0.15         0.16           0.01           0.17

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04             $      14.89         0.08^          1.28         1.36         0.09             --           0.09
Year Ended 10/31/03             $      12.86         0.09^          2.01         2.10         0.07             --           0.07
Year Ended 10/31/02             $      15.58         0.10          (2.71)       (2.61)        0.11             --           0.11
4/16/01* Through 10/31/01       $      16.88         0.03^         (1.27)       (1.24)        0.06             --           0.06



  *  Commencement of offering of class of shares.
  ^  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                    NET ASSET
                                   VALUE, END              TOTAL
                                    OF PERIOD             RETURN(1)(b)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/04             $       15.02              13.74%
Year Ended 10/31/03             $       13.36              23.77%
Year Ended 10/31/02             $       10.90             (11.85%)
4/30/01* Through 10/31/01       $       12.38             (17.47%)

TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/04             $        9.99               0.47%
Year Ended 10/31/03             $       10.05               1.12%
11/30/01* Through 10/31/02      $       10.08               1.42%

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04             $       16.16               9.15%
Year Ended 10/31/03             $       14.89              16.37%
Year Ended 10/31/02             $       12.86             (16.89%)
4/16/01* Through 10/31/01       $       15.58              (7.38%)

                                                                   RATIOS/SUPPLEMENTAL DATA:
                                -------------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                               --------------------------------------------------------------------

                                                                                                     NET INVESTMENT
                                 NET ASSETS,                     NET               EXPENSES           INCOME (LOSS)
                                      END OF              INVESTMENT       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                      PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                  (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE(b)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

Year Ended 10/31/04             $          5       1.69%        0.58%                  1.97%                   0.30%           93%
Year Ended 10/31/03             $          6       1.80%        0.54%                  2.41%                  (0.07%)          79%
Year Ended 10/31/02             $          7       1.80%        0.40%                  2.37%                  (0.17%)          97%
4/30/01* Through 10/31/01       $          4       1.80%        0.29%                  5.48%+                 (3.39%)+         43%

TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/04             $         16       0.75%        1.04%                  1.03%                   0.76%           95%
Year Ended 10/31/03             $         22       0.75%        1.38%                  1.00%                   1.13%          241%
11/30/01* Through 10/31/02      $         19       0.75%        1.55%                  1.06%                   1.23%          186%

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04             $          5       1.10%        0.57%                  1.74%                  (0.07%)          59%
Year Ended 10/31/03             $          5       1.10%        0.68%                  1.90%                  (0.12%)          13%
Year Ended 10/31/02             $          5       1.10%        0.52%                  1.88%                  (0.26%)          27%
4/16/01* Through 10/31/01       $          1       1.04%        0.33%                  8.73%+                 (7.36%)+         22%



(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

CLASS B SHARES



                                                                PER SHARE OPERATING PERFORMANCE:
                                ------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                               --------------------------------------   ----------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                   NET ASSET          NET     SECURITIES                 DIVIDENDS
                                      VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                   BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                   OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04             $      14.75         0.01^          1.26         1.27         0.02             --           0.02
Year Ended 10/31/03             $      12.76         0.02^          1.99         2.01         0.02             --           0.02
Year Ended 10/31/02             $      15.47         0.03          (2.71)       (2.68)        0.03             --           0.03
4/16/01* Through 10/31/01       $      16.88        (0.03)^        (1.33)       (1.36)        0.05             --           0.05



  *  Commencement of offering of class of shares.
  ^  Calculated based on average shares outstanding
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                    NET ASSET
                                   VALUE, END              TOTAL
                                    OF PERIOD             RETURN(1)(b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04             $       16.00               8.62%
Year Ended 10/31/03             $       14.75              15.82%
Year Ended 10/31/02             $       12.76             (17.35%)
4/16/01* Through 10/31/01       $       15.47              (8.09%)

                                                                RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                            ----------------------------------------------------------------------

                                                                                                    NET INVESTMENT
                              NET ASSETS,                     NET                 EXPENSES           INCOME (LOSS)
                                   END OF              INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   PERIOD        NET       INCOME           REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (MILLIONS)   EXPENSES       (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE(b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04          $          3       1.60%        0.07%                    2.24%                  (0.57%)          59%
Year Ended 10/31/03          $          3       1.60%        0.18%                    2.40%                  (0.62%)          13%
Year Ended 10/31/02          $          3       1.60%        0.00%^^                  2.39%                  (0.79%)          27%
4/16/01* Through 10/31/01    $          1       1.60%       (0.35%)                   7.71%+                 (6.46%)+         22%



(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
 ^^  Amount rounds to less than 0.05%.

CLASS C SHARES



                                                                PER SHARE OPERATING PERFORMANCE:
                                ------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                               --------------------------------------   ----------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                   NET ASSET          NET     SECURITIES                 DIVIDENDS
                                      VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET  DISTRIBUTIONS
                                   BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                   OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04             $      14.72         0.02^          1.25         1.27         0.02             --           0.02
Year Ended 10/31/03             $      12.74         0.02^          1.99         2.01         0.03             --           0.03
Year Ended 10/31/02             $      15.45         0.04          (2.71)       (2.67)        0.04             --           0.04
4/16/01* Through 10/31/01       $      16.88        (0.02)^        (1.35)       (1.37)        0.06             --           0.06



  *  Commencement of offering of class of shares.
  ^  Calculated based on average shares outstanding
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
 ^^  Amount rounds to less than 0.005%.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                    NET ASSET
                                   VALUE, END              TOTAL
                                    OF PERIOD             RETURN(1)(b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04             $       15.97               8.66%
Year Ended 10/31/03             $       14.72              15.80%
Year Ended 10/31/02             $       12.74             (17.35%)
4/16/01* Through 10/31/01       $       15.45              (8.16%)

                                                                RATIOS/SUPPLEMENTAL DATA:
                             ---------------------------------------------------------------------------------------------------
                                                               RATIOS TO AVERAGE NET ASSETS: #
                                            ----------------------------------------------------------------------

                                                                                                    NET INVESTMENT
                              NET ASSETS,                     NET                 EXPENSES           INCOME (LOSS)
                                   END OF              INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   PERIOD        NET       INCOME           REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (MILLIONS)   EXPENSES       (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE(b)
TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/04          $         --@      1.60%        0.07%                    2.24%                  (0.57%)          59%
Year Ended 10/31/03          $         --@      1.60%        0.18%                    2.40%                  (0.62%)          13%
Year Ended 10/31/02          $         --@      1.60%        0.00%^^                  2.38%                  (0.78%)          27%
4/16/01* Through 10/31/01    $         --@      1.57%       (0.17%)                  23.55%+                (22.15%)+         22%



 @   Amount rounds to less than one million.
^^   Amount rounds to less than .005%.
 #   Short periods have been annualized.
 + Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. 811-21295

(C)JPMorgan Chase & Co. All Rights Reserved. February 2005



[JPMORGAN ASSET MANAGEMENT LOGO]

PR TAABC-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
TAX AWARE
FUNDS

INSTITUTIONAL CLASS SHARES



TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Tax Aware International Opportunities Fund                   1

Tax Aware Disciplined Equity Fund                            7

Tax Aware Enhanced Income Fund                              13

Tax Aware Short-Intermediate Income Fund                    19

Tax Aware U.S. Equity Fund                                  25

Tax Aware Investing                                         31

The Funds' Management and Administration                    32

How to Do Business with the Funds                           35

    Purchasing Fund Shares                                  35

    Exchanging Fund Shares                                  38

    Redeeming Fund Shares                                   39

Shareholder Information                                     42

    Distributions and Taxes                                 42

    Availability of Proxy Voting Record                     43

    Portfolio Holdings Disclosure                           43

Income Investments                                          44

Risk and Reward Elements                                    47

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates          55

Financial Highlights                                        56

How To Reach Us                                     BACK COVER

JPMORGAN
  TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
  (formerly JPMorgan Fleming Tax Aware International Opportunities Fund)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 44-54.


THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world.

The Fund may also invest in asset-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the adviser, J.P. Morgan Investment Management Inc. (JPMIM). The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across sectors.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is managed in a tax-sensitive manner developed by the adviser.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

- The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio from the bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities using the research and valuation rankings as well as its assessment of other factors, including:

-  catalysts that could trigger a change in a stock's price;

-  potential reward compared to potential risk; and

-  temporary mispricing caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not

                                                     PROSPECTUS FEBRUARY 19 2005


typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's asset-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Austrilasia and Far East (EAFE) Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002            -16.11%
2003             35.68%
2004             16.17%

BEST QUARTER 2nd quarter, 2003          19.65%
WORST QUARTER 3rd quarter, 2002        -19.63%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                                 PAST 1 YEAR     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                                    16.17             4.23

Return After Taxes on Distributions                                                    15.84             4.03

Return After Taxes on Distributions and Sale of Fund Shares                            10.93             3.61
-------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                    20.25             4.92
-------------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                      18.59             5.46


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                                                                INSTITUTIONAL
                                                                                                 CLASS SHARES
-------------------------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED***                                                                   2.00



***  Applies only to shares purchased after February 18, 2005

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                          0.85

DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE

SHAREHOLDER SERVICE FEES                                                                                 0.10

OTHER EXPENSES(1)                                                                                        0.34
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          1.29

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.29)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                          1.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will reimburse the Fund to the extent that total annual operating expenses of Institutional Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 102                 380                 680                1,531

JPMORGAN
  TAX AWARE DISCIPLINED
  EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 44-54.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund does not look to underweight or overweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often consider a number of other criteria:

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1998            31.82%
1999            17.39%
2000            -9.06%
2001           -10.48%
2002           -24.19%
2003            29.91%
2004            11.29%

BEST QUARTER 4th quarter, 1998          22.98%
WORST QUARTER 3rd quarter, 2002        -17.33%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004(1)



                                                                 PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                    11.29          (2.25)             7.47

Return After Taxes on Distributions                                    11.05          (2.53)             7.15

Return After Taxes on Distributions and Sale of Fund Shares             7.63          (2.04)             6.37
-------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    10.88          (2.30)             7.27
-------------------------------------------------------------------------------------------------------------
LIPPER LARGE CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       8.30          (2.99)             6.08


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situations and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 1/30/97.

^ Performance for the indexes is from 1/31/97. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses for Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                          0.35

DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE

SHAREHOLDER SERVICE FEES                                                                                 0.10

OTHER EXPENSES(1)                                                                                        0.19
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          0.64

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.09)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                          0.55


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.55% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  56                 196                 348                  790

JPMORGAN
  TAX AWARE ENHANCED
  INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 44-54.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future a date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the

Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer duration stock funds

-  want to emphasize after tax return

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2000             5.17%
2001             4.47%
2002             2.27%
2003             1.43%
2004             0.93%


BEST QUARTER 4th quarter, 2000           1.73%
WORST QUARTER 2nd quarter, 2004         -0.11%


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004(1)



                                                                 PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                     0.93            2.84             2.89

Return After Taxes on Distributions                                     0.75            2.58             2.61

Return After Taxes on Distributions and Sale of Fund Shares             0.99            2.57             2.62
-------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     1.33            2.95             3.20
-------------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                          0.25

DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE

SHAREHOLDER SERVICE FEES                                                                                 0.10

OTHER EXPENSES(1)                                                                                        0.13
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          0.48

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.23)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                          0.25



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.25% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                                      1 YEAR         3 YEARS         5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                              26             131             246              581

JPMORGAN
  TAX AWARE SHORT-INTERMEDIATE
  INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 44-54.


THE FUND'S OBJECTIVE
The Fund seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities.

THE FUND'S MAIN INVESTMENT STRAGETY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.


The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is exempt from federal income tax and consistent with principal preservation. The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments that the adviser believes have the potential to provide high after tax current income.


Under normal market conditions the Fund's duration will range between 1.5 and
3.75 years, similar to that of the Lehman 1-5 Year Municipal Bond Index (currently 2.8 years). The average dollar weighted maturity of the Fund's portfolio will be between one and five years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund intends to invest at least 50% of its Assets in tax exempt securities. It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total Assets may be invested in foreign securities. At least 90% of total Assets must be invested in securities that, at the time of purchase are rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of the Fund's total Assets may be invested in securities rated B or BB.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future a date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The adviser closely monitors the Fund's duration and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want to emphasize after tax return

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows the performance of the Fund's shares for the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman 1-5 Year Municipal Bond Index, a broad-based securities market index, and the Lipper Short-Intermediate Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2003             2.29%
2004             1.69%


BEST QUARTER 3rd quarter, 2004       2.02%
WORST QUARTER 2nd quarter, 2004     -1.63%


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1)



                                                                                 PAST 1 YEAR     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                                     1.69             2.23

Return After Taxes on Distributions                                                     1.52             2.05

Return After Taxes on Distributions and Sale of Fund Shares                             1.84             2.08
-------------------------------------------------------------------------------------------------------------
LEHMAN 1-5 YEAR MUNICIPAL BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     1.84             2.23
-------------------------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                       2.15             2.92


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 12/20/02.

^ Performance for the indexes is from 12/31/02. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                          0.25

DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE

SHAREHOLDER SERVICE FEES                                                                                 0.10

OTHER EXPENSES(1)                                                                                        0.15
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          0.50

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.10)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                          0.40



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.40% of its average daily net assets through 02/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                                      1 YEAR         3 YEARS         5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                              41             150             270              619

JPMORGAN
  TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 44-54.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goals.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and the Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals who could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1997            30.32%
1998            31.18%
1999            18.31%
2000            -5.57%
2001           -10.13%
2002           -23.56%
2003            25.02%
2004             9.58%

BEST QUARTER 4th quarter, 1998      21.64%
WORST QUARTER 3rd quarter, 2002    -16.61%


* The performance in the bar chart prior to 2001, and the performance in the table for the period before Institutional Class Shares were launched on 9/15/00 are based on the performance of the Select Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                 PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                     9.58           (2.41)            7.66

Return After Taxes on Distributions                                     9.28           (2.72)            7.36

Return After Taxes on Distributions and Sales of Fund Shares            6.61           (2.18)            6.57
-------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    10.88           (2.30)            7.98
-------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       8.30           (2.99)            6.72


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1)  The Fund commenced operations on 12/18/96.

^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                          0.45

DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE

SHAREHOLDER SERVICE FEES                                                                                 0.10

OTHER EXPENSES(1)                                                                                        0.16
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          0.71

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.01)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                          0.70



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.70% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                                      1 YEAR         3 YEARS         5 YEARS         10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                              72             226             394              882

TAX AWARE INVESTING

TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

-  employing a long-term approach to investing;

-  attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.


For the Tax Aware International Opportunities Fund, Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund:


-  investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

-  in selling appreciated stocks, selecting the most tax-favored share lots.

For the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income
Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION

The Tax Aware International Opportunities Fund is a series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Tax Aware Short-Intermediate Income Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees of the trust are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets as follows:




FUND                                                 %
------------------------------------------------------
TAX AWARE
INTERNATIONAL
OPPORTUNITIES FUND                                0.77

TAX AWARE DISCIPLINED
EQUITY FUND                                       0.03

TAX AWARE ENHANCED
INCOME FUND                                       0.22

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND                                       0.25

TAX AWARE
U.S. EQUITY FUND                                  0.45


THE PORTFOLIO MANAGERS


TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984, Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997 and Pavlos M. Alexandrakis, Vice President and CFA, who is a senior client portfolio manager in the Global/International Equity Group. An employee since 2002, Mr. Alexandrakis is currently responsible for global and international products in North America. Previously, he was a senior vice president/director of international equities at Pioneer Investment Management in Boston, Smith Barney Asset Management in New York and Lazard Freres Asset Management in New York, where he managed a number of international and global mutual funds, institutional accounts and managed accounts.

TAX AWARE DISCIPLINED EQUITY FUND

The portfolio management team is led by Jonathan N. Golub, Vice President of the adviser and CFA, Timothy J. Devlin, Vice President of the adviser, and Robin B. Chance, Vice President of the adviser. Mr. Devlin has been at JPMIM since 1996. Ms. Chance has been at JPMIM since 1987.


TAX AWARE ENHANCED INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE SHORT-INTERMEDIATE FUND
The Fund is managed by a team of individuals at JPMIM.


TAX AWARE U.S. EQUITY FUND
The portfolio management team is led by David Silberman, Managing Director of JPMIM, and Terry Banet, Managing Director of JPMIM. Mr. Silberman hs been an employee since 1989 and manages core U.S. Large Cap equity strategies. Ms. Banet has been an employee since 1985 and is a senior portfolio manager for private client equity and balanced accounts.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Chase Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS), under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR


JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.


WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.


If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.


Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.


HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.


NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.


Send the completed Account Application and a check to:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.


CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:


- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?

Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.


WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


All required documentation in proper form accompanies your exchange request.


DO I PAY A REDEMPTION FEE ON AN EXCHANGE?

Because exchanges involve redemptions, you will pay a redemption fee of 2.00% of the value of the shares redeemed if you exchange shares of the JPMorgan Tax Aware International Opportunities Fund for shares of another JPMorgan Fund within 60 days of purchase. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans, or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. The JPMorgan Tax Aware International Opportunities Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.


ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.


ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.


REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.


We will need the names of the registered shareholders and your account number and other information before we can sell your shares.


You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or


- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the JPMorgan Tax Aware International Opportunities Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of a employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the JPMorgan Tax Aware International Opportunities Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.


Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Fleming Tax Aware International Opportunities Fund typically declares and pays dividends once per year. Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund typically declare and pay dividends four times a year. Effective January 1, 2005, Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Fund generally declared dividends on the last business day of each month and pay such dividends on the first business day of the following month. Each of the Funds makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Tax Aware Enhanced Income Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of tax-exempt interest income paid by Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  TAX AWARE FUNDS

                                                             /X/   Permitted in
                                                             / /   Not permitted

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                              TAX AWARE          TAX AWARE
                                                                                              ENHANCED       SHORT-INTERMEDIATE
                                                     PRINCIPAL TYPES OF RISK                   INCOME              INCOME
ASSET-BACKED SECURITIES Interests in a stream of     credit, interest rate, market,              /X/                /X/
payments from specific assets, such as auto or       prepayment
credit card receivables.

BANK OBLIGATIONS Negotiable certificates of          credit, currency, liquidity,                /X/(1)             /X/(1)
deposit, time deposits and bankers' acceptances      political
of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short-term debt issued    credit, currency, interest rate,            /X/(1)             /X/(1)
by domestic and foreign banks or corporations.       liquidity, market, political
These securities are usually discounted and are
rated by S&P or Moody's or another nationally
recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt     credit, currency, interest rate,            /X/(1)             /X/(1)
securities that can be converted into equity         liquidity, market, political,
securities at a future time and price.               valuation

CORPORATE BONDS Debt securities of domestic and      credit, currency, interest rate,            /X/(1)             /X/(1)
foreign industrial, utility, banking and other       liquidity, market, political,
financial institutions.                              valuation

MORTGAGES (DIRECTLY HELD) Domestic debt              credit, environmental, extension,           /X/                /X/
instrument which gives the lender a lien on          interest rate, liquidity, market,
property as security for the loan payment.           natural event, political,
                                                     prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign      credit, currency, extension,                /X/(1),(2)         /X/(1),(2)
securities (such as Federal Home Loan Banks,         interest rate, leverage, market,
Freddie Macs, Fannie Maes) which represent           political, prepayment
interests in pools of mortgages, whereby the
principal and interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and       currency, extension, interest rate,         /X/                /X/
foreign mortgage-backed securities with the          leverage, liquidity, market,
promise to purchase similar securities at a later    political, prepayment
date. Segregated accounts are used to offset
leverage risk.

PARTICIPATION INTERESTS Interests that represent     credit, currency, extension,                /X/                /X/
a share of bank debt or similar securities or        interest rate, liquidity,
obligations.                                         political, prepayment

PRIVATE PLACEMENTS Bonds or other investments        credit, interest rate, liquidity,           /X/                /X/
that are sold directly to an institutional           market, valuation
investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS      credit, interest rate, liquidity,           /X/                /X/
Securities of issuers that invest in real estate     market, natural event, prepayment,
or are secured by real estate.                       valuation

REPURCHASE AGREEMENTS Contracts whereby the fund     credit                                      /X/                /X/
agrees to purchase a security and resell it to
the seller on a particular date and at a specific
price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby      credit, leverage                            /X/(2)             /X/(2)
the fund sells a security and agrees to
repurchase it from the buyer on a particular date
and at a specific price. Considered a form of
borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF              credit, currency, interest rate,            /X/(1)             /X/(1)
SUPRANATIONAL ORGANIZATIONS Dollar- or               market, political
non-dollar-denominated securities issued by
foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party          credit, currency, interest rate,            /X/(1)             /X/(1)
agrees to exchange periodic payments with a          leverage, market, political,
counterparty. Segregated accounts are used to        valuation
offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities,          credit, interest rate, market,              /X/                /X/
generally issued as general obligation and           natural event, political
revenue bonds, whose interest is exempt from
federal taxation and state and/or local taxes in
the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments          interest rate                               /X/                /X/
(Treasury bills, notes and bonds) guaranteed by
the U.S. government for the timely payment of
principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT        credit, currency, interest rate,            /X/(1)             /X/(1)
SECURITIES Domestic and foreign securities           liquidity, market, political,
offering non-cash or delayed-cash payment. Their     valuation
prices are typically more volatile than those of
some other debt instruments and involve certain
special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1)  All foreign securities in the aggregate may not exceed 25% of the Fund's

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the assets.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.



                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
MANAGEMENT CHOICES

-  A Fund could underperform its           -  A Fund could outperform its          -  The adviser focuses its active
   benchmark due to its securities and        benchmark due to these same choices     management on securities selection,
   asset allocation choices                                                           the area where it believes its
                                                                                      commitment to research can most
                                                                                      enhance returns

MARKET CONDITIONS
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND

-  The Fund's share price and              -  Stocks have generally outperformed   -  Under normal circumstances the Fund
   performance will fluctuate in              more stable investments (such as        plans to remain fully invested in
   response to stock market movements         bonds and cash equivalents) over        accordance with its policies.
                                              the long term                           Equity investments may include

-  The Fund could lose money because       -  Foreign investments, which              common stocks, convertible
   of foreign government actions,             represent a major portion of the        securities, preferred stocks,
   political instability or lack of           world's securities, offer               depositary receipts (such as ADRs
   adequate and/or accurate                   attractive potential performance        and EDRs), trust or partnership
   information                                and opportunities for                   interests, warrants, rights and
                                              diversification                         investment company securities. The

-  Investment risks tend to be higher      -  Emerging markets can offer higher       Fund may invest uninvested cash in
   in emerging markets. These markets         returns                                 affiliated money market funds
   also present higher liquidity and
   valuation risks

-  Adverse market conditions may from      -  Emerging markets can offer higher    -  The Fund seeks to limit risk and
   time to time cause the Fund to take        returns                                 enhance performance through active
   temporary defensive positions that                                                 management and diversification
   are inconsistent with its principal
   investment strategies and may                                                   -  During severe market downturns, the
   hinder the Fund from achieving its                                                 Fund has the option of investing up
   investment objective                                                               to 100% of its assets in high
                                                                                      quality short-term instruments

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
MARKET CONDITIONS (CONTINUED)              -  Stocks have generally outperformed   -  Under normal circumstances the
TAX AWARE DISCIPLINED EQUITY                  more stable investments (such as        Funds plan to remain fully invested
AND TAX AWARE U.S. EQUITY FUNDS               bonds and cash equivalents) over        in accordance with its policies.
                                              the long term                           Equity investments may include
-  A Fund's share price and                                                           common stocks, convertible
   performance will fluctuate in                                                      securities, preferred stocks,
   response to stock market movements                                                 depositary receipts (such as ADRs
                                                                                      and EDRs) trust or partnership
-  Adverse market conditions may from                                                 interests, warrants, rights and
   time to time cause a Fund to take                                                  investment company securities. The
   temporary defensive positions that                                                 Fund may invest uninvested cash in
   are inconsistent with its principal                                                affiliated money market funds
   investment strategies and may
   hinder the Fund from achieving its                                              -  The Funds seek to limit risk
   investment objective                                                               through active management and
                                                                                      diversification

                                                                                   -  During severe market downturns, the
                                                                                      Funds have the option of investing
                                                                                      up to 100% of its assets in high
                                                                                      quality short-term instruments

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
MARKET CONDITIONS (CONTINUED)
TAX AWARE ENHANCED INCOME AND
TAX AWARE SHORT-INTERMEDIATE FUNDS

-  A Fund's share price, yield and         -  Bonds have generally outperformed    -  Under normal circumstances each
   total return will fluctuate in             money market investments over the       Fund plans to remain fully invested
   response to bond market movements          long term, with less risk than          in bonds and other fixed income
                                              stocks                                  securities. The Fund may invest
                                                                                      uninvested cash in affiliated money
-  The value of most bonds will fall       -  Most bonds will rise in value when      market funds
   when interest rates rise; the              interest rates fall
   longer a bond's maturity and the                                                -  A Fund seeks to limit risk and
   lower its credit quality, the more      -  Mortgage-backed and asset-backed        enhance after tax yields through
   its value typically falls                  securities can offer attractive         careful management, sector
                                              returns                                 allocation, individual securities
-  Adverse market conditions may from                                                 selection and duration management
   time to time cause a Fund to take
   temporary defensive positions that                                              -  During severe market downturns, a
   are inconsistent with its principal                                                Fund has the option of investing up
   investment strategies and may                                                      to 100% of assets in high quality
   hinder a Fund from achieving its                                                   short-term instruments
   investment objective
                                                                                   -  The adviser monitors interest rate
-  Mortgage-backed and asset-backed                                                   trends, as well as geographic and
   securities (securities representing                                                demographic information related to
   an interest in, or secured by, a                                                   mortgage-backed securities and
   pool of mortgages or other assets                                                  mortgage prepayments
   such as receivables) could generate
   capital losses or periods of low
   yields if they are paid off
   substantially earlier or later than
   anticipated

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
FOREIGN CURRENCIES

-  Currency exchange rate movements        -  Favorable exchange rate movements    -  The Funds actively manage the
   could reduce gains or create losses        could generate gains or reduce          currency exposure of its foreign
                                              losses                                  investments and may hedge a portion
-  Currency risks tend to be higher in                                                of its foreign currency exposure
   emerging markets                                                                   into the U.S. dollar or other
                                                                                      currencies which the adviser deems
                                                                                      more attractive (see also
                                                                                      "Derivatives")

SECURITIES LENDING

-  When a Fund lends a security, there     -  A Fund may enhance income through    -  The adviser maintains a list of
   is a risk that the loaned                  the investment of the collateral        approved borrowers
   securities may not be returned if          received from the borrower
   the borrower or the lending agent                                               -  A Fund receives collateral equal to
   defaults                                                                           at least 100% of the current value
                                                                                      of securities loaned plus accrued
-  The collateral will be subject to                                                  interest
   the risks of the securities in
   which it is invested                                                            -  The lending agents indemnify a Fund
                                                                                      against borrower default

                                                                                   -  The adviser's collateral investment
                                                                                      guidelines limit the quality and
                                                                                      duration of collateral investment
                                                                                      to minimize losses

                                                                                   -  Upon recall, the borrower must
                                                                                      return the securities loaned within
                                                                                      the normal settlement period

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
DERIVATIVES

-  Derivatives such as futures,            -  Hedges that correlate well with      -  The Funds use derivatives for
   options, swaps and forward foreign         underlying positions can reduce or      hedging and tax and risk management
   currency contracts(1) that are used        eliminate losses at low cost            purposes (i.e., to establish or
   for hedging the portfolio or                                                       adjust exposure to particular
   specific securities may not fully       -  A Fund could make money and protect     securities, markets or currencies)
   offset the underlying positions and        against losses if the investment
   this could result in losses to a           analysis proves correct              -  The Funds only establish hedges
   Fund that would not have otherwise                                                 that they expect will be highly
   occurred                                -  Derivatives that involve leverage       correlated with underlying
                                              could generate substantial gains at     positions
-  Derivatives used for risk                  low cost
   management may not have the                                                     -  While the Funds may use derivatives
   intended effects and may result in                                                 that incidentally involve leverage,
   losses or missed opportunities                                                     they do not use them for the
                                                                                      specific purpose of leveraging
-  The counterparty to a derivatives                                                  their portfolios
   contract could default

-  Derivatives that involve leverage
   could magnify losses

-  Certain types of derivatives
   involve costs to the Funds which
   can reduce returns

-  Derivatives may, for tax purposes,
   affect the character of gain and
   loss realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a
   Fund's assets and defer recognition
   of certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
ILLIQUID HOLDINGS

-  A Fund could have difficulty            -  These holdings may offer more        -  No Fund may invest more than 15% of
   valuing these holdings precisely           attractive yields or potential          its net assets in illiquid holdings
                                              growth than comparable widely
-  A Fund could be unable to sell             traded securities                    -  To maintain adequate liquidity,
   these holdings at the time or price                                                each Fund may hold high quality
   it desires                                                                         short-term instruments and may
                                                                                      borrow (including repurchase
                                                                                      agreements and reverse repurchase
                                                                                      agreements) from banks up to 33 1/3%
                                                                                      of the value of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before      -  A Fund can take advantage of         -  Each Fund segregates liquid assets
   issue or for delayed delivery, it          attractive transaction                  to offset leverage risk
   could be exposed to leverage risk          opportunities
   if it does not segregate liquid
   assets

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
SHORT-TERM TRADING

-  Increased trading could raise a         -  A Fund could realize gains in a      -  The Funds will generally avoid
   Fund's brokerage and related cost          short period of time                    short-term trading, except to take
                                                                                      advantage of attractive or
-  Increased short-term capital gains      -  A Fund could protect against losses     unexpected opportunities or to meet
   distributions could raise                  if a stock is overvalued and its        demands generated by shareholder
   shareholders' income tax liability         value later falls                       activity


CREDIT QUALITY - TAX AWARE ENHANCED
INCOME FUND AND TAX AWARE
SHORT-INTERMEDIATE FUNDS

-  The default of an issuer would          -  Investment-grade bonds have a lower  -  The Funds maintain their own
   leave the Funds with unpaid                risk of default                         policies for balancing credit
   interest or principal                                                              quality against potential yields
                                                                                      and gains in light of its
                                                                                      investment goals

                                                                                   -  The adviser develops its own
                                                                                      ratings of unrated securities and
                                                                                      makes a credit quality
                                                                                      determination for unrated
                                                                                      securities

FOREIGN INVESTMENTS - TAX AWARE
DISCIPLINED EQUITY AND TAX AWARE
U.S. EQUITY FUNDS

-  A Fund could lose money because of      -  Foreign investments, which           -  Each Fund anticipates that its
   foreign government actions,                represent a major portion of the        total foreign investments will not
   political instability or lack of           world's securities, offer               exceed 20% of assets
   adequate and accurate information          attractive potential performance
                                              and opportunities for
                                              diversification

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                       AND REWARD
TAX AWARE ENHANCED INCOME
AND TAX AWARE
SHORT-INTERMEDIATE FUNDS

FOREIGN INVESTMENTS (CONTINUED)

-  A Fund could lose money because of      -  Foreign bonds, which represent a     -  Foreign bonds may be a significant
   foreign government actions,                major portion of the world's fixed      investment (25% of assets) for the
   political instability or lack of           income securities, offer attractive     Fund
   adequate and accurate information          potential performance and
                                              opportunities for diversification

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc. and One Group Administrative Services, Inc.) (JPMDS) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


INSTITUTIONAL CLASS SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                 ---------------------------------------------------------------------------------------------------
                                                  INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                              ----------------------------------------    ------------------------------------------
                                                                 NET GAINS
                                                            OR (LOSSES) ON
                                  NET ASSET          NET        SECURITIES                 DIVIDENDS
                                     VALUE,   INVESTMENT             (BOTH  TOTAL FROM      FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME      REALIZED AND  INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                  OF PERIOD       (LOSS)       UNREALIZED)  OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/04              $    13.60         0.19^             1.75        1.94          0.27              --            0.27
Year Ended 10/31/03                  $11.02         0.15^             2.55        2.70          0.12              --            0.12
Year Ended 10/31/02                  $12.43         0.14             (1.51)      (1.37)         0.04              --            0.04
5/1/01* Through 10/31/01             $15.00         0.07^            (2.64)      (2.57)           --              --              --

TAX AWARE DISCIPLINED
EQUITY FUND
Year Ended 10/31/04              $    14.02         0.16              1.29        1.45          0.17              --            0.17
Year Ended 10/31/03              $    11.74         0.15              2.28        2.43          0.15              --            0.15
Year Ended 10/31/02              $    14.36         0.14             (2.57)      (2.43)         0.19              --            0.19
Year Ended 10/31/01              $    18.87         0.14             (4.57)      (4.43)         0.08              --            0.08
Year Ended 10/31/00              $    18.19         0.15              0.68        0.83          0.15              --            0.15

TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/04              $    10.05         0.15             (0.06)       0.09          0.16              --            0.16
Year Ended 10/31/03              $    10.07         0.19             (0.02)       0.17          0.19              --            0.19
Year Ended 10/31/02              $    10.10         0.22             (0.01)       0.21          0.23            0.01            0.24
Year Ended 10/31/01^^            $     9.95         0.39              0.15        0.54          0.39              --            0.39
Year Ended 10/31/00              $     9.95         0.45                --        0.45          0.45              --            0.45

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
Year Ended 10/31/04              $    10.05         0.26             (0.06)       0.20          0.25              --            0.25
12/20/02* Through 10/31/03       $    10.00         0.20^             0.04        0.24          0.19              --            0.19

 *   Commencement of offering of class of shares.
^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).

 ^   Calculated based on average shares outstanding.

                                     PER SHARE OPERATING PERFORMANCE:
                                     --------------------------------
                                            NET ASSET
                                           VALUE, END           TOTAL
                                            OF PERIOD          RETURN (b)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/04                  $          15.27           14.44%
Year Ended 10/31/03                  $          13.60           24.74%
Year Ended 10/31/02                  $          11.02          (11.08%)
5/1/01* Through 10/31/01             $          12.43          (17.13%)

TAX AWARE DISCIPLINED
EQUITY FUND
Year Ended 10/31/04                  $          15.30           10.40%
Year Ended 10/31/03                  $          14.02           20.91%
Year Ended 10/31/02                  $          11.74          (17.13%)
Year Ended 10/31/01                  $          14.36          (23.55%)
Year Ended 10/31/00                  $          18.87            4.54%

TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/04                  $           9.98            0.88%
Year Ended 10/31/03                  $          10.05            1.73%
Year Ended 10/31/02                  $          10.07            2.01%
Year Ended 10/31/01^^                $          10.10            5.63%
Year Ended 10/31/00                  $           9.95            4.55%

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
Year Ended 10/31/04                  $          10.00            2.02%
12/20/02* Through 10/31/03           $          10.05            2.41%

                                                                      RATIOS/SUPPLEMENTAL DATA:
                                   ---------------------------------------------------------------------------------------------
                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                                 -------------------------------------------------------------------
                                                                                                      NET INVESTMENT
                                   NET ASSETS,                     NET               EXPENSES          INCOME (LOSS)
                                        END OF              INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                        PERIOD        NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                    (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE (b)
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
Year Ended 10/31/04                $       139       1.00%        1.31%                  1.34%                  0.97%         93%
Year Ended 10/31/03                $       135       1.00%        1.31%                  1.41%                  0.90%         79%
Year Ended 10/31/02                $       149       1.00%        1.08%                  1.32%                  0.76%         97%
5/1/01* Through 10/31/01           $       176       1.00%        1.09%                  1.33%                  0.76%         43%

TAX AWARE DISCIPLINED
EQUITY FUND
Year Ended 10/31/04                $       202       0.55%        1.14%                  0.69%                  1.00%         31%
Year Ended 10/31/03                $       181       0.55%        1.21%                  0.71%                  1.05%         46%
Year Ended 10/31/02                $       194       0.55%        0.93%                  0.70%                  0.78%         60%
Year Ended 10/31/01                $       313       0.55%        0.77%                  0.60%                  0.72%         44%
Year Ended 10/31/00                $       478       0.55%        0.78%                  0.59%                  0.74%         51%

TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/04                $       744       0.25%        1.55%                  0.53%                  1.27%         95%
Year Ended 10/31/03                $     2,068       0.25%        1.88%                  0.53%                  1.60%        241%
Year Ended 10/31/02                $     1,671       0.25%        2.20%                  0.54%                  1.90%        186%
Year Ended 10/31/01^^              $       951       0.25%        3.80%                  0.50%                  3.55%        142%
Year Ended 10/31/00                $       299       0.25%        4.43%                  0.50%                  4.18%        172%

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
Year Ended 10/31/04                $       350       0.40%        2.49%                  0.55%                  2.34%        185%
12/20/02* Through 10/31/03         $       336       0.35%        2.34%                  0.57%                  2.12%        274%

(b)  Not annualized for periods less than one year.

 #   Short periods have been annualized.

                                                                 PER SHARE OPERATING PERFORMANCE:
                                ---------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                             ----------------------------------------    ------------------------------------------
                                                                NET GAINS
                                                           OR (LOSSES) ON
                                 NET ASSET          NET        SECURITIES                 DIVIDENDS
                                    VALUE,   INVESTMENT             (BOTH  TOTAL FROM      FROM NET   DISTRIBUTIONS
                                 BEGINNING       INCOME      REALIZED AND  INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD       (LOSS)       UNREALIZED)  OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
TAX AWARE U.S EQUITY FUND
Year Ended 10/31/04             $    10.57         0.11^             0.90        1.01          0.15              --            0.15
Year Ended 10/31/03             $     9.17         0.11^             1.42        1.53          0.13              --            0.13
Year Ended 10/31/02             $    11.15         0.12             (1.94)      (1.82)         0.16              --            0.16
Year Ended 10/31/01             $    14.73         0.08^            (3.55)      (3.47)         0.11              --            0.11
9/15/00* Through 10/31/00       $    15.00         0.01^            (0.28)      (0.27)           --              --              --

*    Commencement of offering of class of shares.

^    Calculated based on average shares outstanding.

                                     PER SHARE OPERATING PERFORMANCE:
                                     --------------------------------
                                            NET ASSET
                                           VALUE, END           TOTAL
                                            OF PERIOD          RETURN (b)
TAX AWARE U.S EQUITY FUND
Year Ended 10/31/04                  $          11.42            9.50%
Year Ended 10/31/03                  $          10.57           16.89%
Year Ended 10/31/02                  $           9.17          (16.50%)
Year Ended 10/31/01                  $          11.15          (23.67%)
9/15/00* Through 10/31/00            $          14.73           (1.80%)


                                                                      RATIOS/SUPPLEMENTAL DATA:
                                   ---------------------------------------------------------------------------------------------
                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                               ---------------------------------------------------------------------
                                                                                                      NET INVESTMENT
                                   NET ASSETS,                     NET               EXPENSES          INCOME (LOSS)
                                        END OF              INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,   PORTFOLIO
                                        PERIOD        NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS    TURNOVER
                                    (MILLIONS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS        RATE (b)
TAX AWARE U.S EQUITY FUND
Year Ended 10/31/04                $       120       0.70%        0.97%                  0.76%                  0.91          59%
Year Ended 10/31/03                $       105       0.70%        1.09%                  0.79%                  1.00%         13%
Year Ended 10/31/02                $        41       0.70%        0.92%                  0.84%                  0.78%         27%
Year Ended 10/31/01                $        12       0.70%        0.69%                  0.93%                  0.46%         22%
9/15/00* Through 10/31/00          $        --@      0.70%        0.51%                  0.85%                  0.36%         15%

(b)  Not annualized for periods less than one year.
 @   Amount rounds to less than one million.
 #   Short periods have been annualized.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No.: 811-21295

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005


PR-TAI-205

[JPMORGAN ASSET MANAGEMENT LOGO]

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
TAX AWARE
FUNDS

SELECT CLASS SHARES



TAX AWARE ENHANCED INCOME FUND
TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Tax Aware Enhanced Income Fund                                        1

Tax Aware Large Cap Growth Fund                                       7

Tax Aware Large Cap Value Fund                                       13

Tax Aware Short-Intermediate Income Fund                             19

Tax Aware U.S. Equity Fund                                           25

Tax Aware Investing                                                  31

The Funds' Management and Administration                             32

How to Do Business with the Funds                                    35

    Purchasing Fund Shares                                           35

    Exchanging Fund Shares                                           38

    Redeeming Fund Shares                                            39

Shareholder Information                                              42

    Distributions and Taxes                                          42

    Availability of Proxy Voting Record                              43

    Portfolio Holdings Disclosure                                    43

Income Investments                                                   44

Risk and Reward Elements                                             46

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                   52

Financial Highlights                                                 54

How To Reach Us                                              BACK COVER

JPMORGAN
  TAX AWARE ENHANCED
  INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 44-51.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to

                                                     PROSPECTUS FEBRUARY 19 2005


help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that stock funds

-  want to emphasize after tax return

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2000       4.91%
2001       4.41%
2002       1.91%
2003       1.17%
2004       0.67%


BEST QUARTER 4th quarter, 2000          1.67%
WORST QUARTER 2nd quarter, 2004        -0.17%



* The performance in the table for the period before Select Shares were launched on 5/6/99, are based on the performance of Institutional Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                           PAST 1 YEAR    PAST 5 YEARS    LIFE OF THE FUND
--------------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               0.67            2.60                2.65

Return After Taxes on Distributions                                               0.52            2.36                2.40

Return After Taxes on Distributions and Sale of Fund Shares                       0.77            2.36                2.41
--------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               1.33            2.95                3.20
--------------------------------------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                 2.62            6.01                5.40


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1)  The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.13
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.63
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.13)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.50



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.50% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                51        189        338        774

JPMORGAN
  TAX AWARE LARGE CAP
  GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 44-51.


THE FUND'S OBJECTIVE
The Fund seeks to provide long term capital growth while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund may also invest in asset-backed and mortgage-backed securities.

JPMIM, the Fund's adviser, will try to identify high quality large companies with above-average earnings growth, favorable earnings prospects, seasoned management and leadership positions in their industries. The Fund will sell a stock if the adviser feels that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income and that are not qualified dividend income.

Although the Fund intends to invest primarily in equity securities, under normal circumstances, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rate.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks using the research and valuation rankings as a basis. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will fluctuate in response to movements in the market. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

-  want to add an investment that seeks capital growth

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals who could benefit from a strategy that pursues long-term capital growth from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, broad-based securities market indexes, and the Lipper Large-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995       33.18%
1996       14.45%
1997       32.87%
1998       40.85%
1999       37.33%
2000      -24.72%
2001      -17.55%
2002      -27.04%
2003       21.26%
2004        4.00%


BEST QUARTER 4th quarter, 1998         25.96%
WORST QUARTER 2nd quarter, 2002       -18.91%


* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                           PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               4.00          (10.60)            8.39

Return After Taxes on Distributions                                               3.82          (12.28)             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                       2.60           (8.84)             N/A(1)
-----------------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                               6.30           (9.29)            9.59
-----------------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                 7.45           (9.72)            8.64


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)



MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.17
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                      0.82



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  Total annual operating expenses.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                84        262        455      1,014

JPMORGAN
  TAX AWARE LARGE CAP
  VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 44-51.


THE FUND'S OBJECTIVE
The Fund seeks to provide income and capital appreciation while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund may also invest in asset-backed and mortgage-backed securities.

JPMIM, the Fund's adviser, will try to identify companies which are determined to be undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income. Shareholders will also pay taxes when they sell shares of the Fund at a gain and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and disciplined portfolio construction methods.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- value characteristics such as price to book, price to earnings and price to cash flow

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will fluctuate in response to movements in the market. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

-  want to add an investment that seeks income and capital appreciation

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals who could benefit from a strategy that pursues capital appreciation from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Large Cap Value Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995        32.61%
1996        22.48%
1997        31.27%
1998        11.88%
1999         2.55%
2000        -2.29%
2001       -12.29%
2002       -16.99%
2003        26.22%
2004        14.39%

BEST QUARTER 4th quarter, 1998      16.85%
WORST QUARTER 3rd quarter, 2002    -16.59%

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                           PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                              14.39            0.54             9.65

Return After Taxes on Distributions                                              14.19           (0.08)             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares                       9.60            0.21              N/A(1)
-----------------------------------------------------------------------------------------------------------------------
RUSSELL 1000 (R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              16.49            5.27            13.82
-----------------------------------------------------------------------------------------------------------------------
LIPPER LARGE CAP VALUE INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                13.02            3.90            10.63


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)



MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.15
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                      0.80



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  Total annual operating expenses.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                82        255        444        990

JPMORGAN
  TAX AWARE SHORT-INTERMEDIATE
  INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 44-51.


THE FUND'S OBJECTIVE
The Fund seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.


The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is exempt from federal income tax and consistent with principal preservation. The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments that the adviser believes have the potential to provide high after tax current income.


Under normal market conditions the Fund's duration will range between 1.5 and
3.75 years, similar to that of the Lehman 1-5 Year Municipal Bond Index (currently 2.8 years). The average dollar weighted maturity of the Fund's portfolio will be between one and five years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund intends to invest at least 50% of its Assets in tax exempt securities. It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total Assets may be invested in foreign securities. At least 90% of total Assets must be invested in securities that, at the time of purchase, are rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of the Fund's total Assets may be invested in securities rated B or BB.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The adviser closely monitors the Fund's duration and makes tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are in a high tax bracket and want to add a tax sensitive income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want to emphasize after tax return

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  are investing through a tax-deferred account such as an IRA

-  are in a low tax bracket

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman 1-5 year Municipal Bond Index, a broad-based securities market index, and the Lipper Short-Intermediate Municipal Debt Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURN(1)

2003      2.14%
2004      1.54%


BEST QUARTER 3rd quarter, 2004       1.98%
WORST QUARTER 2nd quarter, 2002     -1.66%


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1)



                                                                                           PAST 1 YEAR     LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------------
SELECT SHARES

Return Before Taxes                                                                               1.54             2.08

Return After Taxes on Distributions                                                               1.38             1.91

Return After Taxes on Distributions and Sale of Fund Shares                                       1.70             1.94
-----------------------------------------------------------------------------------------------------------------------
LEHMAN 1-5 YEAR MUNICIPAL BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                               1.84             2.23
-----------------------------------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                                 2.15             2.92


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 12/20/02.

^ Performance for the indexes is from 12/31/02. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.14
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.64
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.09)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.55



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.55% of its average daily net assets through 02/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 02/28/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                56        196        348        790

JPMORGAN
  TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 44-51.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goals.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securites, according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's Select Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1997      30.32%
1998      31.18%
1999      18.31%
2000      -5.15%
2001     -10.67%
2002     -23.65%
2003      24.76%
2004       9.45%

BEST QUARTER 4th quarter, 1998             21.64%
WORST QUARTER 3rd quarter, 2002           -16.64%

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004(1)



                                                                           PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                               9.45           (2.45)            7.64

Return After Taxes on Distributions                                               9.26           (2.63)            7.42

Return After Taxes on Distributions and Sale of Fund Shares                       6.38           (2.15)            6.59
-----------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              10.88           (2.30)            7.98
-----------------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                 8.30           (2.99)            6.72


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 12/18/96.

^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT SHARES
The expenses of Select Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.45
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.15
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.85
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.01)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.84



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.84% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 3/31/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                86        270        470      1,048

TAX AWARE
  INVESTING

TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). In addition, the Tax Aware Large Cap Value Fund, however, seeks to generate dividend income, which will be taxed as ordinary income. Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

-  employing a long-term approach to investing;

-  attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

For the Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund:

-  investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

-  in selling appreciated stocks, selecting the most tax-favored share lots.

For the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income
Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION


Each Fund is a series of J.P. Morgan Mutual Fund Series, which is a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                                     %
TAX AWARE ENHANCED
INCOME FUND                                                           0.22

TAX AWARE LARGE CAP
GROWTH FUND                                                           0.40

TAX AWARE LARGE CAP
VALUE FUND                                                            0.40

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND                                                           0.25

TAX AWARE
U.S. EQUITY FUND                                                      0.45


THE PORTFOLIO MANAGERS

TAX AWARE ENHANCED INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE LARGE CAP GROWTH FUND

The portfolio management team is led by Marc Baylin, Managing Director of JPMIM, and Giri Devulapally, Vice President of JPMIM. Prior to joining JPMIM in 2002, Mr. Baylin worked for T. Rowe Price as both analyst and portfolio manager. Prior to joining JPMIM in 2003, Mr. Devulapally worked for T. Rowe Price as specialized analyst in technology and telecommunications.

TAX AWARE LARGE CAP VALUE FUND

The portfolio management team is led by Robert Jacob, Vice President of the adviser and CFA, and Brian Green, Vice President of the adviser and CFA. Mr. Jacob has been employed with the adviser or one of its affiliates since 1995. Mr. Green has been employed with the adviser or one of its affiliates since 1994. Messrs. Jacob and Green manage equity and balanced portfolios in the Private Client Group.

TAX AWARE SHORT-INTERMEDIATE INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by David Silberman, Managing Director of JPMIM, and Terry Banet, Managing Director of JPMIM. Mr. Silberman has been an employee since 1989 and manages core U.S. Large Cap equity strategies. Ms. Banet has been an employee since 1985 and is a senior portfolio manager for private client equity and balanced accounts.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS), under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Select Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.


WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.


If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.


Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.


HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.


NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005, but they may not open new Select Class Share accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A accounts.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.


Send the completed Account Application and a check to:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call
1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.


CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:


- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.


WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.


-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.


ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.


REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.


You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or


- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);


3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION


DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund typically pay dividends quarterly. Effective January 1, 2005, Tax Aware Enhanced Income Fund, Tax Aware Large Cap Value Fund and Tax Aware Short-Intermediate Fund generally declared dividends on the last business day of each month and pay such dividends on the first business day of the following month. Each of the Funds makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


Dividends of tax-exempt interest income pay by Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  TAX AWARE FUNDS

                                                               /X/ Permitted

                                                               / / Not Permitted

INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                                                       TAX AWARE               TAX AWARE
                                                                                        ENHANCED          SHORT-INTERMEDIATE
                                            PRINCIPAL TYPES OF RISK                   INCOME FUND             INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a      credit, interest rate, market,                /X/                     /X/
stream of payments from specific assets,    prepayment
such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates    credit, currency, liquidity, political        /X/(1)                  /X/(1)
of deposit, time deposits and bankers'
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short-term       credit, currency, interest rate,              /X/(1)                  /X/(1)
debt issued by domestic and foreign         liquidity, market, political
banks or corporations. These securities
are usually discounted and are rated by
S&P, Moody's or another nationally
recognized statistical ratings
organization.

CONVERTIBLE SECURITIES Domestic and         credit, currency, interest rate,              /X/(1)                  /X/(1)
foreign debt securities that can be         liquidity, market, political,
converted into equity securities at a       valuation
future time and price.

CORPORATE BONDS Debt securities of          credit, currency, interest rate,              /X/(1)                  /X/(1)
domestic and foreign industrial,            liquidity, market, political,
utility, banking and other financial        valuation
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt     credit, environmental, extension,             /X/                     /X/
instrument which gives the lender a lien    interest rate, liquidity, market,
on property as security for the loan        natural event, political, prepayment,
payment.                                    valuation

MORTGAGE-BACKED SECURITIES Domestic and     credit, currency, extension, interest         /X/(1)                  /X/(1)
foreign securities (such as Federal Home    rate, leverage, market, political,
Loan Banks, Freddie Macs, Fannie Maes)      prepayment
which represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of           credit, currency, extension, interest         /X/(1),(2)              /X/(1),(2)
domestic and foreign mortgage-backed        rate, leverage, liquidity, market,
securities with the promise to purchase     political, repayment
similar securities at a later date.
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that      credit, currency, extension, interest         /X/                     /X/
represent a share of bank debt or           rate, liquidity, political, prepayment
similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other           credit, interest rate, liquidity,             /X/                     /X/
investments that are sold directly to an    market, valuation
institutional investor.

REITs AND OTHER REAL-ESTATE RELATED         credit, interest rate, liquidity,             /X/                     /X/
INSTRUMENTS Securities of issuers that      market, natural event, prepayment,
invest in real estate or are secured by     valuation
real estate.

REPURCHASE AGREEMENTS Contracts whereby     credit                                        /X/                     /X/
the Fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts     credit, leverage                              /X/(2)                  /X/(2)
whereby the Fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF     credit, currency, interest rate,              /X/(1)                  /X/(1)
SUPRANATIONAL ORGANIZATIONS Dollar- or      market, political
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a       credit, currency, interest rate,              /X/(1)                  /X/(1)
party agrees to exchange periodic           leverage, market, political, valuation
payments with a counterparty. Segregated
liquid assets are used to offset
leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES             credit, interest rate, market, natural        /X/                     /X/
Securities, generally issued as general     event, political
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt             interest rate                                 /X/                     /X/
instruments (Treasury bills, notes and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED       credit, currency, interest rate,              /X/(1)                  /X/(1)
PAYMENT SECURITIES Domestic and foreign     liquidity, market, political,
securities offering non-cash or             valuation
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1)  All foreign securities in the aggregate may not exceed 25% of the assets.

(2) All forms of borrowing (including securities lending mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD
MANAGEMENT CHOICES

-  A Fund could underperform its benchmark     -  A Fund could outperform its          -  The adviser focuses its active
   due to its securities and asset                benchmark due to these same             management on securities selection,
   allocation choices                             choices                                 the area where it believes its
                                                                                          commitment to research can most
                                                                                          enhance returns

MARKET CONDITIONS
TAX AWARE LARGE CAP GROWTH,
TAX AWARE LARGE CAP VALUE AND
TAX AWARE U.S. EQUITY FUNDS

-  A Fund's share price and performance        -  Stocks have generally                -  Under normal circumstances the
   will fluctuate in response to stock            outperformed more stable                Funds plan to remain fully
   market movements                               investments (such as bonds and          invested, in accordance with their
                                                  cash equivalents) over the long         policies. Equity investments may
-  Adverse market conditions may from time        term                                    include U.S. and foreign common
   to time cause the Funds to take                                                        stocks, convertible securities,
   temporary defensive positions that are                                                 preferred stocks, depositary
   inconsistent with their principal                                                      receipts (such as ADRs and EDRs),
   investment strategies and may hinder the                                               trust or partnership interests,
   Funds from achieving its investment                                                    warrant rights and investment
   objective                                                                              company securities. The Funds may
                                                                                          invest uninvested cash in
                                                                                          affiliated money market funds

                                                                                       -  The Funds seek to limit risk
                                                                                          through active management and
                                                                                          diversification

                                                                                       -  During severe market downturns, the
                                                                                          Funds have the option of investing
                                                                                          up to 100% of their assets in
                                                                                          investment-grade short-term
                                                                                          securities

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD
TAX AWARE SHORT-INTERMEDIATE
INCOME AND TAX AWARE
ENHANCED INCOME FUNDS

-  A Fund's share price, yield, and total      -  Bonds have generally outperformed    -  Under normal circumstances the
   return will fluctuate in response to           money market investments over the       Funds plan to remain fully invested
   bond market movements                          long term with less risk than           in bonds and other fixed income
                                                  stocks                                  securities. The Funds may invest
-  The value of most bonds will fall when                                                 uninvested cash in affiliated money
   interest rates rise; the longer a bond's    -  Most bonds will rise in value           market funds
   maturity and the lower its credit              when interest rates fall
   quality, the more its value typically                                               -  The Funds seek to limit risk and
   falls                                       -  Mortgage-backed and asset-backed        enhance after tax yields through
                                                  securities can offer attractive         careful management, sector
-  Adverse market conditions may from time        returns                                 allocation, individual securities
   to time cause the Funds to take                                                        selection and duration management
   temporary defensive positions that are
   inconsistent with its principal                                                     -  During severe market downturns, the
   investment strategies and may hinder the                                               Funds have the option of investing
   Funds from achieving their investment                                                  up to 100% of their assets in high
   objective                                                                              quality short-term instruments

-  Mortgage-backed and asset-backed                                                    -  The adviser monitors interest rate
   securities (securities representing an                                                 trends, as well as geographic and
   interest in, or secured by, a pool of                                                  demographic information related to
   mortgages or other assets such as                                                      mortgage-backed securities and
   receivables) could generate capital                                                    mortgage prepayments
   losses or periods of low yields if they
   are paid off substantially earlier or
   later than anticipated

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD
FOREIGN CURRENCIES

-  Currency exchange rate movements could      -  Favorable exchange rate movements    -  The Funds actively manage the
   reduce gains or create losses                  could generate gains or reduce          currency exposure of its foreign
                                                  losses                                  investments and may hedge a portion
-  Currency risks tend to be higher in                                                    of their foreign currency exposure
   emerging markets                                                                       into the U.S. dollar or other
                                                                                          currencies which the advisers deem
                                                                                          more attractive (see also
                                                                                          "Derivatives")

SECURITIES LENDING

-  When a Fund lends a security, there is a    -  A Fund may enhance income through    -  The adviser maintains a list of
   risk that the loaned securities may not        the investment of the collateral        approved borrowers
   be returned if the borrower or the             received from the borrower
   lending agent defaults                                                              -  A Fund receives collateral equal to
                                                                                          at least 100% of the current value
-  The collateral will be subject to the                                                  of securities loaned plus accrued
   risks of the securities in which it is                                                 interest
   invested
                                                                                       -  The lending agents indemnify a Fund
                                                                                          against borrower default

                                                                                       -  The adviser's collateral investment
                                                                                          guidelines limit the quality and
                                                                                          duration of collateral investment
                                                                                          to minimize losses

                                                                                       -  Upon recall, the borrower must
                                                                                          return the securities loaned within
                                                                                          the normal settlement period

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD
CREDIT QUALITY - TAX AWARE
SHORT-INTERMEDIATE INCOME AND
TAX AWARE ENHANCED INCOME FUNDS

-  The default of an issuer would leave the    -  Investment-grade bonds have a        -  The Funds maintain their own
   Funds with unpaid interest or principal        lower risk of default                   policies for balancing credit
                                                                                          quality against potential yields
                                                                                          and gains in light of its
                                                                                          investment goals

                                                                                       -  The adviser develops its own
                                                                                          ratings of unrated securities and
                                                                                          make a credit quality determination
                                                                                          for unrated securities

FOREIGN INVESTMENTS -
TAX AWARE LARGE CAP GROWTH,
TAX AWARE LARGE CAP VALUE AND
TAX AWARE U.S. EQUITY FUNDS

-  Currency exchange rate movements could      -  Favorable exchange rate movements    -  Each Fund anticipates that its
   reduce gains or create losses                  could generate gains or reduce          total foreign investments will not
                                                  losses                                  exceed 20% of total assets
-  The Funds could lose money because of
   foreign government actions, political       -  Foreign investments, which           -  Each Fund actively manages the
   instability, or lack of adequate and           represent a major portion of the        currency exposure of its foreign
   accurate information                           world's securities, offer               investments relative to its
                                                  attractive potential performance        benchmark and may hedge back into
                                                  and opportunities for                   the U.S. dollar from time to time
                                                  diversification                         (see also "Derivatives")

TAX AWARE SHORT-INTERMEDIATE
INCOME AND TAX AWARE
ENHANCED INCOME FUNDS

-  The Funds could lose money because of       -  Foreign bonds, which represent a     -  Foreign bonds may be a significant
   foreign government actions, political          major portion of the world's            investment (up to 25% of total
   instability, or lack of adequate and           fixed income securities, offer          assets) for the Funds
   accurate information                           attractive potential performance
                                                  and opportunities for                -  To the extent that the Funds invest
-  Currency exchange rate movements could         diversification                         in foreign bonds, they will hedge
   reduce gains or create losses                                                          their currency exposure into the
                                               -  Favorable exchange rate movements       U.S. dollar (see also
                                                  could generate gains or reduce          "Derivatives")
                                                  losses

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,       -  Hedges that correlate well with      -  The Funds use derivatives, such as
   swaps and forward foreign currency             underlying positions can reduce         futures, options, swaps, and
   contracts(1) that are used for hedging the     or eliminate losses at low cost         forward foreign currency contracts,
   portfolio or specific securities may not                                               for hedging and tax and risk
   fully offset the underlying positions       -  A Fund could make money and             management purposes (i.e., to
   and this could result in losses to a           protect against losses if the           establish or adjust exposure to
   Fund that would not have otherwise             investment analysis proves              particular securities, markets or
   occurred                                       correct                                 currencies)

-  Derivatives used for risk management may    -  Derivatives that involve leverage    -  The Funds only establish hedges
   not have the intended effects and may          could generate substantial gains        that they expect will be highly
   result in losses or missed opportunities       at low cost                             correlated with underlying
                                                                                          positions
-  The counterparty to a derivatives
   contract could default                                                              -  While the Funds may use derivatives
                                                                                          that incidentally involve leverage,
-  Derivatives that involve leverage could                                                they do not use them for the
   magnify losses                                                                         specific purpose of leveraging
                                                                                          their portfolios
-  Certain types of derivatives involve
   costs to the Funds which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund, affect
   the holding period of a Fund's assets
   and defer recognition of certain of a
   Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                       AND REWARD
ILLIQUID HOLDINGS

-  A Fund could have difficulty valuing        -  These holdings may offer more        -  No Fund may invest more than 15% of
   these holdings precisely                       attractive yields or potential          its net assets in illiquid holdings
                                                  growth than comparable widely
-  A Fund could be unable to sell these           traded securities                    -  To maintain adequate liquidity,
   holdings at the time or price it desires                                               each Fund may hold investment-grade
                                                                                          short-term instruments and may
                                                                                          borrow (including repurchase
                                                                                          agreements) from banks up to 33 1/3%
                                                                                          of the value of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before issue    -  A Fund can take advantage of         -  Each Fund segregates liquid assets
   or for delayed delivery, it could be           attractive transaction                  to offset leverage risk
   exposed to leverage risk if it does not        opportunities
   segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a Fund's      -  A Fund could realize gains in a      -  The Funds will generally avoid
   brokerage and related costs                    short period of time                    short-term trading except to take
                                                                                          advantage of attractive or
-  Increased short-term capital gains          -  A Fund could protect against            unexpected opportunities or to meet
   distributions could raise shareholders'        losses if a stock is overvalued         demands generated by shareholder
   income tax liability                           and its value later falls               activity

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES


                                                           PER SHARE OPERATING PERFORMANCE:
                        -----------------------------------------------------------------------------------------------------
                                    INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                   ------------------------------------  ----------------------------------------------------
                                                  NET GAINS
                                               OR LOSSES ON
                        NET ASSET         NET    SECURITIES               DIVIDENDS
                           VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                        BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL      RETURN          TOTAL
                        OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS  OF CAPITAL  DISTRIBUTIONS
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/04     $   10.06        0.13         (0.07)       0.06        0.13             --          --           0.13
Year Ended 10/31/03     $   10.08        0.17         (0.02)       0.15        0.17             --          --           0.17
Year Ended 10/31/02     $   10.11        0.20         (0.02)       0.18        0.20           0.01          --           0.21
Year Ended
  10/31/01^^            $    9.95        0.36          0.16        0.52        0.36             --          --           0.36
Year Ended 10/31/00     $    9.95        0.40            --        0.40        0.40             --          --           0.40

TAX AWARE LARGE CAP
GROWTH FUND@
Year Ended 10/31/04     $   14.79        0.01         (0.04)      (0.03)       0.01             --        0.01           0.02
Year Ended 10/31/03     $   13.03        0.05          1.75        1.80        0.04             --          --           0.04
01/01/02 Through
  10/31/02 **           $   17.39        0.04         (4.36)      (4.32)       0.04             --          --           0.04
11/01/01 Through
  12/31/01 ***          $   16.32        0.02          1.07        1.09        0.02             --          --           0.02
Year Ended 10/31/01     $   42.93        0.04        (11.41)     (11.37)       0.04          15.20          --          15.24
Year Ended 10/31/00     $   47.54        0.04         (0.07)      (0.03)       0.03           4.55          --           4.58

TAX AWARE LARGE CAP
VALUE FUND@@
Year Ended 10/31/04     $   18.65        0.25          2.56        2.81        0.27             --          --           0.27
Year Ended 10/31/03     $   16.01        0.26          2.64        2.90        0.26             --          --           0.26
1/1/02 Through
  10/31/02 **           $   19.74        0.22         (3.74)      (3.52)       0.21             --          --           0.21
11/1/01 Through
  12/31/01 ***          $   18.44        0.03          1.30        1.33        0.03             --          --           0.03
Year Ended 10/31/01     $   25.57        0.20         (5.41)      (5.21)       0.19           1.73          --           1.92
Year Ended 10/31/00     $   27.53        0.21          1.40        1.61        0.17           3.40          --           3.57

TAX AWARE
SHORT-INTERMEDIATE
INCOME FUND
Year Ended 10/31/04     $   10.05        0.23         (0.05)       0.18        0.23             --          --           0.23
12/20/02* Through
  10/31/03              $   10.00        0.19^         0.04        0.23        0.18             --          --           0.18


 @   Formerly JPMorgan Select Equity Fund.
^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
 ^   Calculated based on average shares outstanding
 *   Commencement of offering of class of shares.

                        PER SHARE OPERATING PERFORMANCE:
                        --------------------------------
                              NET ASSET
                             VALUE, END           TOTAL
                              OF PERIOD           RETURN (b)
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/04          $     9.99             0.63%
Year Ended 10/31/03          $    10.06             1.48%
Year Ended 10/31/02          $    10.08             1.75%
Year Ended
  10/31/01^^                 $    10.11             5.47%
Year Ended 10/31/00          $     9.95             4.29%

TAX AWARE LARGE CAP
GROWTH FUND@
Year Ended 10/31/04          $    14.74            (0.21%)
Year Ended 10/31/03          $    14.79            13.84%
01/01/02 Through
  10/31/02 **                $    13.03           (24.84%)
11/01/01 Through
  12/31/01 ***               $    17.39             6.70%
Year Ended 10/31/01          $    16.32           (33.30%)
Year Ended 10/31/00          $    42.93            (0.91%)

TAX AWARE LARGE CAP
VALUE FUND@@
Year Ended 10/31/04          $    21.19            15.12%
Year Ended 10/31/03          $    18.65            18.34%
1/1/02 Through
  10/31/02 **                $    16.01           (17.94%)
11/1/01 Through
  12/31/01 ***               $    19.74             7.20%
Year Ended 10/31/01          $    18.44           (21.43%)
Year Ended 10/31/00          $    25.57             6.35%

TAX AWARE
SHORT-INTERMEDIATE
INCOME FUND
Year Ended 10/31/04          $    10.00             1.86%
12/20/02* Through
  10/31/03                   $    10.05             2.28%

                                                            RATIOS/SUPPLEMENTAL DATA:
                        --------------------------------------------------------------------------------------------------
                                                          RATIOS TO AVERAGE NET ASSETS: #
                                       ----------------------------------------------------------------------
                                                                                               NET INVESTMENT
                        NET ASSETS,                       NET                EXPENSES           INCOME (LOSS)
                             END OF                INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,    PORTFOLIO
                             PERIOD         NET        INCOME          REIMBURSEMENTS          REIMBURSEMENTS    TURNOVER
                         (MILLIONS)    EXPENSES        (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS         RATE (b)
TAX AWARE ENHANCED
INCOME FUND
Year Ended 10/31/04     $       362        0.50%         1.30%                   0.68%                   1.12%          95%
Year Ended 10/31/03     $       444        0.50%         1.61%                   0.69%                   1.42%         241%
Year Ended 10/31/02     $       278        0.50%         1.94%                   0.70%                   1.74%         186%
Year Ended
  10/31/01^^            $       186        0.50%         3.51%                   0.67%                   3.34%         142%
Year Ended 10/31/00     $        37        0.50%         4.23%                   0.67%                   4.06%         172%

TAX AWARE LARGE CAP
GROWTH FUND@
Year Ended 10/31/04     $       199        0.85%         0.07%                   0.87%                   0.05%         129%
Year Ended 10/31/03     $       268        0.85%         0.35%                   0.87%                   0.33%          35%
01/01/02 Through
  10/31/02 **           $       257        0.68%         0.34%                   0.85%                   0.17%          46%
11/01/01 Through
  12/31/01 ***          $       433        0.55%         0.56%                   0.85%                   0.26%           3%
Year Ended 10/31/01     $       423        0.49%         0.21%                   0.85%                  (0.15%)         84%
Year Ended 10/31/00     $       839        0.47%         0.08%                   0.80%                  (0.25%)         74%

TAX AWARE LARGE CAP
VALUE FUND@@
Year Ended 10/31/04     $       539        0.85%         1.20%                   0.85%                   1.20%          39%
Year Ended 10/31/03     $       349        0.85%         1.55%                   0.85%                   1.55%          33%
1/1/02 Through
  10/31/02 **           $       327        0.79%         1.43%                   0.85%                   1.37%          80%
11/1/01 Through
  12/31/01 ***          $       415        0.69%         0.91%                   0.85%                   0.75%           0%
Year Ended 10/31/01     $       406        0.69%         0.93%                   0.87%                   0.75%           8%
Year Ended 10/31/00     $       625        0.68%         0.83%                   0.80%                   0.71%          43%

TAX AWARE
SHORT-INTERMEDIATE
INCOME FUND
Year Ended 10/31/04     $       357        0.55%         2.38%                   0.69%                   2.24%         185%
12/20/02* Through
  10/31/03              $       201        0.50%         2.22%                   0.72%                   2.00%         274%


(b)  Not annualized for periods less than one year.
 @@  Formerly JPMorgan Select Equity Income Fund.
 ** The fund changed its fiscal year end from December 31 to October 31. *** The fund changed its fiscal year end from October 31 to December 31.
  #  Short periods have been annualized.

                                                              PER SHARE OPERATING PERFORMANCE:
                             -----------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         --------------------------------------   ------------------------------------------
                                                        NET GAINS
                                                      OR LOSSES ON
                             NET ASSET          NET     SECURITIES                 DIVIDENDS
                                VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                             BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                             OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/04          $   14.90         0.13^          1.28         1.41         0.13              --            0.13
Year Ended 10/31/03          $   12.88         0.12^          2.01         2.13         0.11              --            0.11
Year Ended 10/31/02          $   15.59         0.10          (2.69)       (2.59)        0.12              --            0.12
Year Ended 10/31/01          $   20.51         0.10^         (4.96)       (4.86)        0.06              --            0.06
Year Ended 10/31/00          $   18.73         0.09           1.77         1.86         0.08              --            0.08


^    Calculated based on average shares outstanding

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                    NET ASSET
                                   VALUE, END           TOTAL
                                    OF PERIOD          RETURN
TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/04                $    16.18            9.46%
Year Ended 10/31/03                $    14.90           16.64%
Year Ended 10/31/02                $    12.88          (16.70%)
Year Ended 10/31/01                $    15.59          (23.76%)
Year Ended 10/31/00                $    20.51            9.96%

                                                                 RATIOS/SUPPLEMENTAL DATA:
                             --------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS:
                                            ----------------------------------------------------------------------
                                                                                                    NET INVESTMENT
                             NET ASSETS,                       NET                EXPENSES           INCOME (LOSS)
                                  END OF                INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,    PORTFOLIO
                                  PERIOD         NET        INCOME          REIMBURSEMENTS          REIMBURSEMENTS     TURNOVER
                              (MILLIONS)    EXPENSES        (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS         RATE
TAX AWARE U.S. EQUITY FUND
Year Ended 10/31/04          $       880        0.84%         0.83%                   0.90%                   0.77%          59%
Year Ended 10/31/03          $       630        0.84%         0.92%                   0.93%                   0.83%          13%
Year Ended 10/31/02          $       187        0.84%         0.73%                   0.97%                   0.60%          27%
Year Ended 10/31/01          $       212        0.84%         0.56%                   0.87%                   0.53%          22%
Year Ended 10/31/00          $       249        0.85%         0.46%                   0.85%                   0.46%          15%

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

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No.: 811-21295

(C)JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-TAS-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
INTERNATIONAL EQUITY
FUNDS
CLASS A, CLASS B & CLASS C SHARES


ASIA EQUITY FUND (CLASS A)
EMERGING MARKETS EQUITY FUND (CLASS A AND CLASS B)
INTERNATIONAL EQUITY FUND
INTERNATIONAL OPPORTUNITIES FUND (CLASS A AND CLASS B)
INTERNATIONAL VALUE FUND (CLASS A AND CLASS B)
INTREPID EUROPEAN FUND
JAPAN FUND (CLASS A AND CLASS B)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Asia Equity Fund                                                                       1

Emerging Markets Equity Fund                                                           8

International Equity Fund                                                             15

International Opportunities Fund                                                      22

International Value Fund                                                              29

Intrepid European Fund                                                                35

Japan Fund                                                                            42

The Funds' Management and Administration                                              49

How to Do Business with the Funds                                                     52

    Purchasing Fund Shares                                                            52

    Sales Charges                                                                     57

    Rule 12b-1 Fees                                                                   62

    Exchanging Fund Shares                                                            62

    Redeeming Fund Shares                                                             63

Shareholder Information                                                               67

    Distributions and Taxes                                                           67

    Availability of Proxy Voting Record                                               67

    Portfolio Holdings Disclosure                                                     68

Risk and Reward Elements                                                              69

Legal Proceedings Relating to Banc One Investment

Advisors Corporation and Certain of its Affiliates                                    74

Financial Highlights                                                                  76

Appendix A-Legal Proceedings and Additional Fee and Expense Information               86

How To Reach Us                                                               BACK COVER

JPMORGAN
  ASIA EQUITY FUND
  (FORMERLY JPMORGAN FLEMING ASIA EQUITY FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 69-73.


THE FUND'S OBJECTIVE
The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.


The Fund may invest any portion of its assets that is not in equity securities in high-quality short-term money market instruments, repurchase agreements or equity securities of companies in other countries outside of the Asian Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies.

During unusual circumstances, the Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and private issuers.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries in the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be

                                                     PROSPECTUS FEBRUARY 19 2005


volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-   are uncomfortable with the risks of international investing

-   are looking for a less aggressive stock investment

-   require regular income or stability of principal

-   are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East ex Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002                     -15.96%
2003                      38.92%
2004                      12.21%

BEST QUARTER 2nd quarter, 2003            18.81%
WORST QUARTER 3rd quarter, 2002          -16.52%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDED DECEMBER 31, 2004(1)



                                                                                PAST 1 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                                    6.29           8.82
Return After Taxes on Distributions                                                    6.48           8.88
Return After Taxes on Distributions and Sale of Fund Shares                            4.68           7.74
----------------------------------------------------------------------------------------------------------
MSCI ALL COUNTRY FAR EAST ex JAPAN INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                   17.59          22.88
----------------------------------------------------------------------------------------------------------
LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                     17.93          23.15


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  (1) The Fund commenced operations on 11/1/01. Performance for the indexes is from 11/30/01.

    ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                            CLASS A SHARES
----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                     5.25
----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                     NONE**
----------------------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED***                                                                          2.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

 ** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


                                                                                            CLASS A SHARES
----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                       1.00
DISTRIBUTION (RULE 12b-1) FEES                                                                        0.25
SHAREHOLDER SERVICE FEES                                                                              0.25
OTHER EXPENSES(1)                                                                                     3.52
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                       5.02
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                            (3.27)
----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                       1.75



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses of 1.75% through 2/28/06 and 2.75% thereafter through 2/28/15 pursuant to written agreement with JPMIM, the Fund's Administrator and Distributor.


This example is for comparison only; the actual returns of Class A Shares and your actual cost may be higher or lower.


                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
YOUR COSTS*($)
(WITH OR WITHOUT REDEMPTION)               694      1,244      1,819       3,374


  *  Assumes sales charge is deducted when shares are purchased.

JPMORGAN
  EMERGING MARKETS EQUITY FUND
  (FORMERLY JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 69-73.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities of the above countries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equities, it may also invest in debt securities. The Fund may invest in high yield securities which are below investment grade (junk bonds).

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.


INVESTMENT PROCESS
The adviser, JPMIM, believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, JPMIM seeks to add value primarily through stock selection decisions. Thus, decisions about country weightings are secondary to those about the individual stocks, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our country specialists, who make their recommendations based on the stock ranking system.

Country specialists use their local expertise to identify, research, and rank companies according to their expected performance. Stocks are assessed using a two-part analysis which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to country specialists at the stock idea generation stage of the process.


The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to consistently outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-   are uncomfortable with the risks of international investing

-   are looking for a less aggressive stock investment

-   require regular income or stability of principal

-   are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI Emerging Markets Equity Index, a broad-based securities market index, and the the Lipper Emerging Market Funds Average, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995                     -10.03%
1996                       8.50%
1997                      -7.63%
1998                     -30.79%
1999                      59.10%
2000                     -30.36%
2001                      -4.67%
2002                      -9.38%
2003                      49.91%
2004                      36.61%

BEST QUARTER  4th quarter, 1999           25.83%
WORST QUARTER 2nd quarter, 1998          -23.69%


  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance in the table for the period before Class A and Class B Shares were launched on 9/28/01, and the Fund's performance in the bar chart prior to 1/1/02, are based on the performance of the Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus, from 9/10/01 through 9/28/01 (for the table) and through 12/31/01 (for the bar chart). Returns for the period prior to 9/10/01 reflect performance of the former feeder that was merged out of existence (whose investment program was identical to and whose expenses were the most similar to the current expenses of, the Class A and Class B Shares). During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than the Select Class Shares and the former feeder.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   29.42           3.15            1.49
Return After Taxes on Distributions                                   29.31           2.93            0.99
Return After Taxes on Distributions and Sale of Fund Shares           19.25           2.57            0.93
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                   30.87           3.63            1.89
----------------------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS EQUITY INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   25.95           4.62            3.30
----------------------------------------------------------------------------------------------------------
LIPPER EMERGING MARKET FUNDS AVERAGE^
(REFLECTS NO DEDUCTION FOR TAXES)                                     25.68           4.65            3.83


The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

    *  See footnote on previous page.

    ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                           CLASS A SHARES   CLASS B SHARES
----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                    5.25             NONE
----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                    NONE**           5.00
----------------------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED***                                                         2.00             2.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

 ** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                           CLASS A SHARES   CLASS B SHARES
----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                      1.00             1.00
DISTRIBUTION (RULE 12b-1) FEES                                                       0.25             0.75
SHAREHOLDER SERVICE FEES                                                             0.25             0.25
OTHER EXPENSES(1)                                                                    4.13             4.47
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                      5.63             6.47
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                           (3.63)           (3.97)
----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                      2.00             2.50



  (1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

  (2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 2.00% and 2.50%, respectively, of their average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses for Class A and B Shares of 2.00% and 2.50%, respectively, through 2/28/06, and 3.00% and 3.50%, respectively, thereafter through 2/28/15.


This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)                       717       1,315      1,936       3,602
--------------------------------------------------------------------------------
CLASS B SHARES** ($)                      753       1,281      1,932       3,596***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)                        253         981      1,732       3,596***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  INTERNATIONAL EQUITY FUND
  (FORMERLY JPMORGAN FLEMING INTERNATIONAL EQUITY FUND)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 69-73.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.


Under normal circumstances, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser of the Fund is JPMIM. In managing the Fund, the sub-adviser will seek to diversify the Fund's portfolio by investing in at least three different issuers in other countries than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the sub-adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The sub-adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The sub-adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-   are uncomfortable with the risks of international investing

-   are looking for a less aggressive stock investment

-   require regular income or stability of principal

-   are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995                       9.83%
1996                      10.45%
1997                       5.11%
1998                      13.54%
1999                      39.16%
2000                     -16.59%
2001                     -16.99%
2002                     -12.29%
2003                      31.44%
2004                      18.11%

BEST QUARTER 4th quarter, 1999            27.13%
WORST QUARTER 3rd quarter, 2002          -19.71%


* The performance in the table for the period before Class A and Class B shares were launched on 2/28/02, and the performance in the bar chart prior to 1/1/02, are based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance in the table for the period before Class C Shares were launched on 1/31/03 is based on the Class B Shares of the Fund. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than the performance shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The performance of the Fund before 1/1/97 is based on the historical performance of one of the common trust funds maintained by a predecessor of JPMorgan Chase Bank and whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   11.89          (2.31)           6.01
Return After Taxes on Distributions                                   11.74          (3.04)            N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares            7.90          (2.20)            N/A(1)
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                   12.55          (1.85)           6.44
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                   16.56          (1.53)           6.44
----------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   20.25          (1.13)           5.62
----------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     18.59          (0.90)           7.20


The after-tax returns are shown for only the Class A Shares, not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

    *  See footnote on previous page.

  (1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

    ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                            CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     5.25             NONE             NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS               NONE**           5.00             1.00
------------------------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED***                                          2.00             2.00             2.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

 ** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                     0.80             0.80             0.80
DISTRIBUTION (RULE 12b-1) FEES                                      0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                            0.25             0.25             0.25
OTHER EXPENSES(1)                                                   0.38             0.39             0.39
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.68             2.19             2.19
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          (0.37)           (0.19)           (0.19)
----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                     1.31             2.00             2.00



  (1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

  (2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, B and C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.31%, 2.00% and 2.00%, respectively, of the average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


-   net expenses through 2/28/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual return of Class A, Class B, Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)                        651        993      1,357       2,378
--------------------------------------------------------------------------------
CLASS B SHARES** ($)                       703        967      1,357       2,380***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)                       303        667      1,157       2,509


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)                         203        667      1,157       2,380***
--------------------------------------------------------------------------------
CLASS C SHARES ($)                         203        667      1,157       2,509


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  INTERNATIONAL OPPORTUNITIES FUND
  (FORMERLY JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 69-73.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund focuses on individual equity, selection emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.


While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.


Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies.


In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.


Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


-   catalysts that could trigger a change in a stock's price

-   potential reward compared to potential risk

-   temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as, its equity picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-   are uncomfortable with the risks of international investing

-   are looking for a less aggressive stock investment

-   require regular income or stability of principal

-   are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) EAFE Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998                       3.47%
1999                      40.05%
2000                     -16.40%
2001                     -19.88%
2002                     -17.90%
2003                      33.50%
2004                      15.49%

BEST QUARTER 4th quarter, 1998            21.81%
WORST QUARTER 3rd quarter, 1998          -21.38%


  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A and Class B Shares were launched on 9/10/01 is based on the performance of the former feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, the Class A and B Shares) from 2/26/97 (commencement of operations) to 9/10/01. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than the former feeder.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                 PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                     9.42          (4.28)          2.15
Return After Taxes on Distributions                                     9.05          (4.76)          1.57
Return After Taxes on Distributions and Sale of Fund Shares             6.28          (3.79)          1.54
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                     9.95          (3.93)          2.64
----------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    20.25          (1.13)          5.25
----------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      18.59          (0.90)          5.86


The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

    *  See footnote on previous page.

  (1) The Fund commenced operations on 2/26/97. Performance for the indexes is from 2/28/97.

    ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                             CLASS A SHARES   CLASS B SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                      5.25             NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                      NONE**           5.00
------------------------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED***                                                           2.00             2.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

 ** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                             CLASS A SHARES   CLASS B SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                        0.60             0.60
DISTRIBUTION (RULE 12b-1) FEES                                                         0.25             0.75
SHAREHOLDER SERVICE FEES                                                               0.25             0.25
OTHER EXPENSES(1)                                                                      0.97             0.98
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                        2.07             2.58
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                             (0.65)           (0.66)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                        1.42             1.92



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.42% and 1.92%, respectively, of their average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 2/28/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                          662      1,080      1,523       2,750
----------------------------------------------------------------------------------
CLASS B SHARES** ($)                         695      1,040      1,511       2,741***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------
CLASS B SHARES($)                            195        740      1,311       2,741***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  INTERNATIONAL VALUE FUND
  (FORMERLY JPMORGAN FLEMING INTERNATIONAL VALUE FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 69-73.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's sector weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMIM, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term money market instruments and repurchase agreements.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-   value characteristics such as low price to book and price to earnings ratios

-   catalysts that could trigger a change in a stock's price

-   potential reward compared to potential risk

-   temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-   are uncomfortable with the risks of international investing

-   are looking for a less aggressive stock investment

-   require regular income or stability of principal

-   are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Value Index a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995                       7.59%
1996                       8.41%
1997                       1.17%
1998                      13.48%
1999                      29.92%
2000                     -18.05%
2001                     -22.47%
2002                     -17.78%
2003                      39.65%
2004                      24.72%

BEST QUARTER 2nd quarter, 2003            21.04%
WORST QUARTER 3rd quarter, 2002          -20.99%


  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance in the table for the period before Class A and Class B Shares were launched on 9/28/01, and the Fund's performance in the bar chart prior to 1/1/02, are based on the performance of the Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus, from 9/10/01 through 9/28/01 (for the table) and through 12/31/01 (for the bar chart) and the performance of the former feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, the Class A and Class B Shares) from 1/1/95 to 9/10/01. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than the Select Class Shares and the former feeder.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                               PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                  18.19           (2.96)           4.11
Return After Taxes on Distributions                                  17.44           (5.33)           1.66
Return After Taxes on Distributions and Sale of Fund Shares          12.15           (3.78)           2.15
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                  19.16           (2.59)           4.52
----------------------------------------------------------------------------------------------------------
MSCI EAFE VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEE, EXPENSES OR TAXES)                   24.33           (3.69)           7.97
----------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    18.59           (0.90)           7.20


The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *  See footnote on previous page.

  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses for Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                            CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     5.25              NONE
--------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                     NONE**            5.00
--------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED***                                          2.00              2.00
--------------------------------------------------------------------------------------------



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

 ** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                           CLASS A SHARES   CLASS B SHARES
------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                      0.60             0.60
DISTRIBUTION (RULE 12b-1) FEES                                       0.25             0.75
SHAREHOLDER SERVICE FEES                                             0.25             0.25
OTHER EXPENSES(1)                                                    5.81             6.12
------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      6.91             7.72
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                             (5.46)           (5.77)
------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                      1.45             1.95



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.45% and 1.95%, respectively, of their average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses of 1.45% and 1.95% for Class A and Class B, respectively, through 2/28/06 and 2.45% and 2.95%, respectively, thereafter through 2/28/15 pursuant to written agreement with JPMIM, the Fund's Administrator and Distributor.


This example is for comparison only; the actual return of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                              1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------------
CLASS A SHARES* ($)              665      1,158      1,676      3,093
---------------------------------------------------------------------
CLASS B SHARES** ($)             698      1,118      1,665      3,082***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                              1 YEAR     3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
CLASS B SHARES ($)               198        818      1,465      3,082***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  INTREPID EUROPEAN FUND
  (FORMERLY JPMORGAN FLEMING INTREPID EUROPEAN FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 69-73.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JPMFAM (London), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.


The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be denominated in various currencies.

The Fund may invest in debt securities issued by governmental entities and private issuers.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser to the Fund is JPMIM. In managing the Fund, the sub-adviser uses a bottom-up stock selection process that focuses on the value and growth characteristics of stocks.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland,
France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the sub-adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the sub-adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's sub-adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities.


The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-   are uncomfortable with the risks of international investment

-   are looking for a less aggressive stock investment

-   require regular income or stability of principal

-   are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1996                      28.10%
1997                      21.38%
1998                      28.17%
1999                      36.06%
2000                     -14.73%
2001                     -12.35%
2002                      -7.60%
2003                      44.67%
2004                      18.55%

BEST QUARTER 4th quarter, 1999            33.36%
WORST QUARTER 3rd quarter, 1998          -16.97%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                 PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    12.35            2.33            13.15
Return After Taxes on Distributions                                    10.46            1.55            11.51
Return After Taxes on Distributions and Sale of Fund Shares             8.36            1.63            10.67
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    12.98            2.39            13.10
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES(1)
Return Before Taxes                                                    16.95            2.71            13.01
-------------------------------------------------------------------------------------------------------------
MSCI EUROPE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    20.88            0.06             9.66
-------------------------------------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      22.09            0.97            10.62


The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


    * The Fund commenced operations on 11/2/95. Performance for the indexes is from 11/30/95.

  (1) Class C Shares were first offered on 11/1/98. The performance for the period before Class C Shares were launched is based on the performance of Class B Shares of the Fund.


    ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                            CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     5.25             NONE             NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS               NONE**           5.00             1.00
------------------------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED***                                          2.00             2.00             2.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

 ** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                            CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                                                        0.65             0.65             0.65
DISTRIBUTION (RULE 12b-1) FEES                                        0.25             0.75             0.75
SHAREHOLDER SERVICE FEE                                               0.25             0.25             0.25
OTHER EXPENSES(1)                                                     0.93             0.94             0.93
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                       2.08             2.59             2.58
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (0.33)           (0.09)           (0.08)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                       1.75             2.50             2.50



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, 2.50% and 2.50%, respectively, of their average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. For the period ended 10/31/04, Class B and Class C net expenses were 2.27%.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,
-   5% return each year, and

- net expenses through 2/28/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES* ($)                   694      1,112      1,556      2,784
--------------------------------------------------------------------------
CLASS B SHARES** ($)                  753      1,097      1,567      2,794***
--------------------------------------------------------------------------
CLASS C SHARES** ($)                  353        795      1,363      2,909


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------
CLASS B SHARES ($)                    253        797      1,367      2,794***
--------------------------------------------------------------------------
CLASS C SHARES ($)                    253        795      1,363      2,909


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  JAPAN FUND
  (FORMERLY JPMORGAN FLEMING JAPAN FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 70-74.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal conditions, the Fund will invest at least 80% of its Assets in equity securities of Japanese issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal circumstances, the Fund's sub-adviser, JPMFAM (London), anticipates that most of the Fund's Assets will be invested in securities traded on Japanese markets.

Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser to be of comparable quality.


The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets during adverse market, economic, policial or other conditions, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual circumstances, the Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The Fund's adviser is JPMIM. The sub-adviser seeks to identify those industries where economic factors are likely to produce above-average growth rates. Then the sub-adviser will try to identify companies within those industries that are poised to take advantage of those economic conditions.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian and Chinese consumer demands and the state of Southeast Asian and Chinese economies.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Japanese stock market have made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a worsening government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

In addition, a downgrade of Japanese government bonds caused an increase in interest rates and a weighted average cost of capital, which has a negative impact on the Japanese stock market.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.

Although Japan continues to run a large current account surplus, Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products such as automobiles, than it buys. The trade imbalance is the largest with the countries in Southeast Asia and China. Japan's economy may also be affected by economic trouble in Southeast Asian countries and China since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-   are uncomfortable with the risks of international investment

-   are looking for a less aggressive stock investment

-   require regular income or stability of principal

-   are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Tokyo Stock Exchange (TOPIX) 1st Section Index, the Morgan Stanley Capital International (MSCI) Japan Index, two broad-based securities market indices, and the Lipper Japan Funds Average, a broad-based index.


The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1996                     -11.10%
1997                       1.63%
1998                     -19.67%
1999                      60.29%
2000                     -33.91%
2001                     -29.41%
2002                     -12.02%
2003                      44.71%
2004                      18.11%

BEST QUARTER 2nd quarter, 2003            21.36%
WORST QUARTER 3rd quarter, 2001          -20.48%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                     PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                        11.98          (7.84)          (2.48)
Return After Taxes on Distributions                                        11.98          (7.84)          (2.80)
Return After Taxes on Distributions and Sale of Fund Shares                 7.78          (6.48)          (2.26)
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES(1)
Return Before Taxes                                                        12.09          (7.90)          (2.52)
---------------------------------------------------------------------------------------------------------------
TOKYO STOCK EXCHANGE (TOPIX) 1ST SECTION INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        16.36          (7.04)          (2.14)
---------------------------------------------------------------------------------------------------------------
MSCI JAPAN INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        15.86          (6.45)          (2.10)
---------------------------------------------------------------------------------------------------------------
LIPPER JAPAN FUNDS AVERAGE^
(REFLECTS NO DEDUCTION FOR TAXES)                                          17.94           0.71            3.93


The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


    * The Fund commenced operations on 11/2/95. Performance of the indexes is from 11/30/95.

  (1) Class B Shares were first offered on 11/3/95. The performance for the period before Class B Shares were launched is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares would have been lower than those shown because Class B Shares have higher expenses than Class A Shares.


    ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)


                                                               CLASS A SHARES   CLASS B SHARES
----------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                        5.25             NONE
----------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                        NONE**           5.00
----------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED***                                             2.00             2.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

 ** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                           CLASS A SHARES   CLASS B SHARES
------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                      1.00             1.00
DISTRIBUTION (RULE 12b-1) FEES                                       0.25             0.75
SHAREHOLDER SERVICE FEES                                             0.25             0.25
OTHER EXPENSES(1)                                                    1.29             2.39
------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      2.79             4.39
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                             (1.04)           (1.89)
------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                      1.75             2.50



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75% and 2.50%, respectively, of their average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses for Class A and Class B of 1.75% and 2.50%, respectively, through 2/28/06 and 2.75% and 3.50%, respectively, thereafter through 2/28/15 pursuant to written agreement with JPMIM, the Fund's Administrator and Distributor.


This example is for comparison only; the actual returns of Class A and Class B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                    1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------------------
CLASS A SHARES*($)                     694      1,244      1,819      3,374
---------------------------------------------------------------------------
CLASS B SHARES**($)                    753      1,281      1,932      3,540***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------------------
CLASS B SHARES ($)                     253        981      1,732      3,540***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION


The Emerging Markets Equity Fund, International Opportunities Fund, International Value Fund, International Equity Fund, Asia Equity Fund, Intrepid European Fund and Japan Fund are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for Emerging Market Equity, International Opportunities and International Value Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Asia Equity Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMFAM (London) is the sub-adviser to the Intrepid European Fund, the International Equity Fund and the Japan Fund. It makes the day-to-day investment decisions for those Funds. JPMIM pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. EC2Y9AQ.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. (JPMFAMH), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management
(Asia) Inc., which is wholly-owned by JPMFAMH.

JPMFAM (London) is a wholly-owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly-owned subsidiary of Robert Fleming Asset Management Limited, which is a wholly- owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly-owned by JPMFAMH.

During the most recent fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                   %
----------------------------------------
ASIA EQUITY FUND                    0.49

EMERGING MARKETS
 EQUITY FUND                        0.83

INTERNATIONAL
 EQUITY FUND                        0.80

INTERNATIONAL
 OPPORTUNITIES FUND                 0.57

INTERNATIONAL
 VALUE FUND                         0.35

INTREPID EUROPEAN FUND              0.45

JAPAN FUND                          0.77

THE PORTFOLIO MANAGERS


ASIA EQUITY FUND
The portfolio management team is comprised of Charlotte Yew, Managing Director, who has been an investment manager since joining JPMorgan Chase or its affiliates (or one of its predecessors) in 1990, Michael Koh, Managing Director, who has been an investment manager since joining JPMorgan Chase or its affiliates (or one of its predecessors) in 1981, and Edward Pulling, Managing Director, who has been an investment manager since joining JPMorgan Chase or its affiliates (or one of its predecessors) in 1995.

EMERGING MARKETS EQUITY FUND
The management team is led by Richard Schmidt, Vice President, who has worked at JPMorgan Chase (or one of its predecessors) since 1991, and Richard E. Titherington, Managing Director, who has worked at JPMorgan Chase or its affiliates (or one of its predecessors) since 1986.

INTERNATIONAL EQUITY FUND
The portfolio management team is overseen by James Fisher, a Managing Director of JPMFAM (London). Mr. Fisher is the Director in charge of EAFE Funds. He has worked at JPMFAM (London) since 1985 in numerous investment roles. Mr. Fisher and Thomas Murray, a Vice President at JPMFAM (London), manage the Fund. Mr. Murray is a global sector specialist and has worked at JPMFAM (London) since 1996.

INTERNATIONAL OPPORTUNITIES FUND
The management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase or its affiliates (or one of its predecessors) since 1984, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase or its affiliates (or one of its predecessors) in 1997, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.

INTERNATIONAL VALUE FUND
The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase or its affiliates (or one of its predecessors) or its affiliates in August 1997, by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.

INTREPID EUROPEAN FUND

James Elliot and Ajay Gambhir are both Assistant Directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.


JAPAN FUND

The management team is led by Eita Oyama, a portfolio manager at JPMFAM (London). He joined the JPMFAM (London) in 2000 as a graduate trainee.


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR
JPMDS (the Distributor) the is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-   Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Class A, Class B and Class C Shares may be purchased by the general public.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-   JPMorgan Funds; or

-   The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-   Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and `click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.


The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."


TOTAL SALES CHARGE FOR FUNDS(1)



                                        SALES
                                       CHARGE          SALES
                                       AS A %         CHARGE     COMMISSION
                                       OF THE         AS A %      AS A % OF
AMOUNT OF                            OFFERING        OF YOUR       OFFERING
PURCHASES                               PRICE     INVESTMENT          PRICE
---------------------------------------------------------------------------
LESS THAN $50,000                        5.25           5.54           4.75

$50,000-$99,999                          4.50           4.71           4.05

$100,000-$249,999                        3.50           3.63           3.05

$250,000-$499,999                        2.50           2.56           2.05

$500,000-$999,999                        2.00           2.04           1.60

$1,000,000 OR MORE*                      NONE           NONE             **



(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

* There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

- RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

    1.   Your account(s);

    2.   Account(s) of your spouse or domestic partner;

    3. Account(s) of children under the age of 21 who share your residential address;

    4. Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

    5.   Solely controlled business accounts; and

    6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

    IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

- LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

     -  The JPMorgan Funds.

     -  JPMorgan Chase and its subsidiaries and affiliates.

4.   Bought by employees of:

     - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

     - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

     -  Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

     - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

     - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

     - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

     - Tuition programs that qualify under Section 529 of the Internal Revenue Code.

     - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

     - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

     -  Employer-sponsored health savings accounts established pursuant to
        Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in conncection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:



YEAR                     CDSC AS A % OF DOLLAR
SINCE PURCHASE        AMOUNT SUBJECT TO CHARGE
----------------------------------------------
0-1                                       5.00

1-2                                       4.00

2-3                                       3.00

3-4                                       3.00

4-5                                       2.00

5-6                                       1.00

More than 6                               None



The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Fund.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES
Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:



YEAR                     CDSC AS A % OF DOLLAR
SINCE PURCHASE        AMOUNT SUBJECT TO CHARGE
----------------------------------------------
0-1                                       1.00

After first year                          None



The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 701/2 . If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in conncection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES
No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-   The Fund receives the request by 4:00 p.m. ET.

-   You have contacted your Financial Intermediary, if necessary.

-   All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of a Fund offered in this prospectus within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Funds and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Funds will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire #2005PROSPECTUS FEBRUARY 19them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-   Select the "Systematic Withdrawal Plan" option on the Account Application.

-   Specify the amount you wish to receive and the frequency of the payments.

-   You may designate a person other than yourself as the payee.

-   There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

    - Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

    - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION


DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-   reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009, is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
FOREIGN AND OTHER MARKET
CONDITIONS

-   Each Fund's share price and            -   Stocks have generally outperformed     -   Under normal circumstances each Fund
    performance will fluctuate in              more stable investments (such as           plans to remain fully invested in
    response to stock market movements         bonds and cash equivalents) over the       accordance with its policies and may
                                               long term                                  invest uninvested cash in affiliated
-   The value of most bonds will fall                                                     money market funds; equity
    when interest rates rise; the longer   -   Foreign investments, which represent       investments may include common
    a bond's maturity and the lower its        a major portion of the world's             stocks, convertible securities,
    credit quality, the more its value         securities, offer attractive               preferred stocks, depositary
    typically falls                            potential performance and                  receipts (such as ADRs and EDRs),
                                               opportunities for diversification          trust or partnership interests,
-   A Fund could lose money because of                                                    warrants, rights, and investment
    foreign government actions,            -   Most bonds will rise in value when         company securities
    political instability, or lack of          interest rates fall
    adequate and/or accurate information                                              -   Each Fund seeks to limit risk and
                                           -   Foreign bonds, which represent a           enhance performance through active
-   Investment risks tend to be higher         major portion of the world's fixed         management, country allocation and
    in emerging markets; these markets         income securities, offer attractive        diversification
    also present higher liquidity and          potential performance and
    valuation risks                            opportunities for diversification      -   During severe market downturns, the
                                                                                          Funds have the option of investing
-   Adverse market conditions may from     -   Emerging markets can offer higher          up to 100% of assets in high quality
    time to time cause a Fund to take          returns                                    short-term instruments
    temporary defensive positions that
    are inconsistent with its principal
    investment strategies and may hinder
    a Fund from achieving its investment
    objective

-   For the Emerging Markets Equity
    Fund, there are heightened risks
    associated specifically with
    establishing record ownership and
    custody of Russian securities

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
FOREIGN AND OTHER MARKET
CONDITIONS (CONTINUED)

-   The Asia Equity Fund, Intrepid
    European Fund, International Equity
    Fund and Japan Fund are
    non-diversified, which means that a
    relatively high percentage of each
    Fund's assets may be invested in a
    limited number of issuers.
    Therefore, its performance may be
    more vulnerable to changes in the
    market value of a single issuer or a
    group of issuers

MANAGEMENT CHOICES

-   Each Fund could underperform its       -   Each Fund could outperform its         -   The sub-advisers focus their active
    benchmark due to its securities            benchmark due to these same choices        management on securities selection,
    choices and other management                                                          the area where they believe their
    decisions                                                                             commitment to research can most
                                                                                          enhance returns

FOREIGN CURRENCIES

-   Currency exchange rate movements       -   Favorable exchange rate movements      -   Except as noted earlier in this
    could reduce gains or create losses        could generate gains or reduce             prospectus, each Fund manages the
                                               losses                                     currency exposure of its foreign
-   Currency risks tend to be higher in                                                   investments relative to its
    emerging markets; these markets also                                                  benchmark and may hedge a portion of
    present higher liquidity and                                                          its foreign currency exposure into
    valuation risks                                                                       the U.S. dollar from time to time
                                                                                          (see also "Derivatives")

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-   When a Fund buys securities before     -   A Fund can take advantage of           -   Each Fund segregates liquid assets
    issue or for delayed delivery, it          attractive transaction opportunities       to offset leverage risk
    could be exposed to leverage risk if
    it does not segregate liquid assets

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

-   Derivatives such as futures,           -   Hedges that correlate well with        -   Each Fund uses derivatives for
    options, swaps, and forward foreign        underlying positions can reduce or         hedging and for risk management
    currency contracts(1) that are used        eliminate losses at low cost               (i.e., to establish or adjust
    for hedging the portfolio or                                                          exposure to particular securities,
    specific securities may not fully      -   The Funds could make money and             markets or currencies); risk
    offset the underlying positions and        protect against losses if the              management may include management of
    this could result in losses to a           investment analysis proves correct         such Fund's exposure relative to its
    Fund that would not have otherwise                                                    benchmark
    occurred                               -   Derivatives that involve leverage
                                               could generate substantial gains at    -   Each Fund only establishes hedges
-   Derivatives used for risk management       low cost                                   that it expects will be highly
    or, for certain Funds, to increase                                                    correlated with underlying positions
    the Fund's gain may not have the
    intended effects and may result in                                                -   The Asia Equity, Intrepid European,
    losses or missed opportunities                                                        International Equity and Japan Funds
                                                                                          may use derivatives in an effort to
-   The counterparty to a derivatives                                                     produce increased income or gains
    contract could default

-   Derivatives that involve leverage
    could magnify losses

-   Certain types of derivatives involve
    costs to a Fund which can reduce
    returns

-   Derivatives used for non-hedging
    purposes could cause losses that
    exceed the original investment

-   Derivatives may, for tax purposes,
    affect the character of gain and
    loss realized by a Fund, accelerate
    recognition of income to a Fund,
    affect the holding period of a
    Fund's assets and defer recognition
    of certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING

-   When a Fund lends a security, there    -   A Fund may enhance income through      -   Each sub-adviser maintains a list of
    is a risk that the loaned securities       the investment of the collateral           approved borrowers
    may not be returned if the borrower        received from the borrower
    or the lending agent defaults                                                     -   Each Fund receives collateral equal
                                                                                          to at least 100% of the current
-   The collateral will be subject to                                                     value of securities loaned plus
    the risks of the securities in which                                                  accrued interest
    it is invested
                                                                                      -   The lending agents indemnify the
                                                                                          Funds against borrower default

                                                                                      -   The sub-advisers' collateral
                                                                                          investment guidelines limit the
                                                                                          quality and duration of collateral
                                                                                          investment to minimize losses

                                                                                      -   Upon recall, the borrower must
                                                                                          return the securities loaned within
                                                                                          the normal settlement period

ILLIQUID HOLDINGS

-   A Fund could have difficulty valuing   -   These holdings may offer more          -   No Fund may invest more than 15% of
    these holdings precisely                   attractive yields or potential             net assets in illiquid holdings
                                               growth than comparable widely traded
-   A Fund could be unable to sell these       securities                             -   To maintain adequate liquidity to
    holdings at the time or price it                                                      meet redemptions, each Fund may hold
    desires                                                                               high-quality short-term instruments
                                                                                          (including repurchase agreements)
                                                                                          and for temporary or extraordinary
                                                                                          purposes, may borrow from banks up
                                                                                          to 33 1/3% of the value of its total
                                                                                          assets

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SHORT-TERM TRADING

-   Increased trading could raise a        -   A Fund could realize gains in a        -   Each Fund generally avoids
    Fund's brokerage and related costs         short period of time                       short-term trading, except to take
                                                                                          advantage of attractive or
-   Increased short-term capital gains     -   A Fund could protect against losses        unexpected opportunities or to meet
    distributions could raise                  if a stock is overvalued and its           demands generated by shareholder
    shareholders' income tax liability         value later falls                          activity

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

CLASS A SHARES


                                                     PER SHARE OPERATING PERFORMANCE:
                                           ----------------------------------------------------
                                                          INCOME FROM INVESTMENT OPERATIONS:
                                                       ----------------------------------------
                                                                        NET GAINS
                                                                     OR LOSSES ON
                                            NET ASSET         NET      SECURITIES
                                               VALUE,  INVESTMENT           (BOTH    TOTAL FROM
                                            BEGINNING      INCOME    REALIZED AND    INVESTMENT
                                            OF PERIOD      (LOSS)     UNREALIZED)    OPERATIONS
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04                        $    16.94        0.19^           2.68          2.87
Year Ended 10/31/03                        $    13.23        0.02^           3.78          3.80
Year Ended 10/31/02                        $    12.96        0.14^           0.13          0.27
Year Ended 10/31/01                        $    17.87        0.02^          (3.24)        (3.22)
Year Ended 10/31/00                        $    16.52       (0.12)^          1.83          1.71

JAPAN FUND(j)
Year Ended 10/31/04                        $     6.68       (0.04)^          0.38          0.34
Year Ended 10/31/03                        $     4.43       (0.05)^          2.30          2.25
Year Ended 10/31/02                        $     5.29       (0.06)          (0.80)        (0.86)
Year Ended 10/31/01                        $     8.12       (0.08)^         (2.75)        (2.83)
Year Ended 10/31/00                        $     9.84       (0.15)^         (1.57)        (1.72)

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/04                        $     8.53        0.27^           1.79          2.06
Year Ended 10/31/03                        $     6.98        0.03^           1.77          1.80
Year Ended 10/31/02                        $     8.27        0.15^          (1.32)        (1.17)
9/28/01** Through 10/31/01                 $     8.12       (0.01)^          0.16          0.15

                                                PER SHARE OPERATING PERFORMANCE:
                                           ------------------------------------------
                                                       LESS DISTRIBUTIONS:
                                           ------------------------------------------
                                            DIVIDENDS
                                             FROM NET   DISTRIBUTIONS
                                           INVESTMENT    FROM CAPITAL           TOTAL
                                               INCOME           GAINS   DISTRIBUTIONS
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04                                --              --              --
Year Ended 10/31/03                              0.09              --            0.09
Year Ended 10/31/02                                --              --              --
Year Ended 10/31/01                                --            1.69            1.69
Year Ended 10/31/00                                --            0.36            0.36

JAPAN FUND(j)
Year Ended 10/31/04                                --              --              --
Year Ended 10/31/03                                --              --              --
Year Ended 10/31/02                                --              --              --
Year Ended 10/31/01                                --              --              --
Year Ended 10/31/00                                --              --              --

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/04                                --(b)           --              --(b)
Year Ended 10/31/03                              0.25              --            0.25
Year Ended 10/31/02                              0.12              --            0.12
9/28/01** Through 10/31/01                         --              --              --


  #  Short periods have been annualized.

(b)  Amount rounds to less than $.01.

(1) Total return figures do not include the effect of any front-end load or deferred sales load.
(a)  Not annualized for periods less than one year.

(e) Formerly JPMorgan Fleming Intrepid European Fund and previous to that JPMorgan Fleming European Fund and previous to that Chase Vista European Fund.

  ^  Calculated upon average shares outstanding.

(j)  Formerly JPMorgan Fleming Japan and previous to that Chase Vista Japan
     Fund.

  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(v) Formerly JPMorgan Fleming International Value Fund and previous to that JPMorgan International Equity Fund.

 **  Commencement of offering of class of shares.

                                         PER SHARE OPERATING PERFORMANCE:                  RATIOS/SUPPLEMENTAL DATA:
                                         --------------------------------        ----------------------------------------------
                                                                                                  RATIOS TO AVERAGE NET ASSETS#:
                                                                                                  ------------------------------
                                                                                    NET ASSETS,                              NET
                                           NET ASSET                                     END OF                       INVESTMENT
                                          VALUE, END                TOTAL                PERIOD        NET                INCOME
                                           OF PERIOD               RETURN(1)(a)    (000 OMITED)   EXPENSES                (LOSS)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04                        $   19.81                16.94%        $      35,781       1.75%                 1.01%
Year Ended 10/31/03                        $   16.94                28.94%        $      31,322       1.70%                 0.17%
Year Ended 10/31/02                        $   13.23                 2.08%        $      27,208       1.65%                 1.03%
Year Ended 10/31/01                        $   12.96               (19.49%)       $      32,317       1.75%                 0.17%
Year Ended 10/31/00                        $   17.87                10.13%        $      75,801       1.74%                (0.60%)

JAPAN FUND(j)
Year Ended 10/31/04                        $    7.02                 5.09%        $      47,106       1.75%                (0.60%)
Year Ended 10/31/03                        $    6.68                50.79%        $       3,562       1.75%                (1.02%)
Year Ended 10/31/02                        $    4.43               (16.26%)       $         734       1.75%                (1.26%)
Year Ended 10/31/01                        $    5.29               (34.85%)       $         751       1.75%                (1.22%)
Year Ended 10/31/00                        $    8.12               (17.48%)       $       2,448       1.77%                (1.54%)

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/04                        $   10.59                24.18%        $         189       1.45%                 2.76%
Year Ended 10/31/03                        $    8.53                26.71%        $          60       1.45%                 0.37%
Year Ended 10/31/02                        $    6.98               (14.34%)       $         163       1.45%                 1.13%
9/28/01** Through 10/31/01                 $    8.27                 1.85%        $          10       1.45%                (0.89%)

                                                              RATIOS/SUPPLEMENTAL DATA:
                                          ---------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS#:
                                          --------------------------------------------
                                                                        NET INVESTMENT
                                                     EXPENSES            INCOME (LOSS)
                                             WITHOUT WAIVERS,         WITHOUT WAIVERS,          PORTFOLIO
                                               REIMBURSEMENTS           REIMBURSEMENTS           TURNOVER
                                          AND EARNING CREDITS      AND EARNING CREDITS               RATE(a)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04                                      2.13%                    0.63%               440%
Year Ended 10/31/03                                      2.47%                   (0.60%)              717%
Year Ended 10/31/02                                      2.45%                    0.23%             1,021%
Year Ended 10/31/01                                      2.07%                   (0.15%)              564%
Year Ended 10/31/00                                      1.95%                   (0.81%)              161%

JAPAN FUND(j)
Year Ended 10/31/04                                      2.84%!                  (1.69%)!             221%
Year Ended 10/31/03                                     19.54%!                 (18.81%)!             797%
Year Ended 10/31/02                                     22.18%!                 (21.69%)!             409%
Year Ended 10/31/01                                      9.28%!                  (8.75%)!             196%
Year Ended 10/31/00                                      5.49%!                  (5.26%)!             123%

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/04                                      6.96%!                  (2.75%)!             108%
Year Ended 10/31/03                                     10.04%!                  (8.22%)!             132%
Year Ended 10/31/02                                     15.97%!                 (13.39%)!             138%
9/28/01** Through 10/31/01                              11.06%!                 (10.50%)!              85%

                                                    PER SHARE OPERATING PERFORMANCE:
                                     --------------------------------------------------------------
                                                           INCOME FROM INVESTMENT OPERATIONS:
                                                      ---------------------------------------------
                                                                         NET GAINS
                                                                      OR LOSSES ON
                                       NET ASSET             NET        SECURITIES
                                          VALUE,      INVESTMENT             (BOTH       TOTAL FROM
                                       BEGINNING          INCOME      REALIZED AND       INVESTMENT
                                       OF PERIOD          (LOSS)       UNREALIZED)       OPERATIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/04                  $      9.10            0.08^             1.16             1.24
Year Ended 10/31/03                  $      7.49             (--)^(b)         1.68             1.68
Year Ended 10/31/02                  $      8.63            0.02             (1.09)           (1.07)
9/10/01** Through 10/31/01           $      9.18           (0.01)^           (0.54)           (0.55)

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/04                  $      7.49            0.05^             2.06             2.11
Year Ended 10/31/03                  $      5.21            0.04^             2.27             2.31
Year Ended 10/31/02                  $      5.14           (0.06)^            0.17             0.11
9/28/01** Through 10/31/01           $      4.88           (0.01)^            0.27             0.26

ASIA EQUITY FUND(p)
Year Ended 10/31/04                  $     17.74            0.06^             0.63             0.69
Year Ended 10/31/03                  $     13.69              --^(b)          4.05             4.05
11/1/01* Through 10/31/02            $     15.00           (0.02)            (1.29)           (1.31)

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04                  $     23.17            0.27^             3.86             4.13
Year Ended 10/31/03                  $     19.42            0.28^             3.66             3.94
2/28/02** Through 10/31/02           $     21.81            0.04^            (2.37)           (2.33)

                                           PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------
                                                  LESS DISTRIBUTIONS:
                                      ------------------------------------------
                                       DIVIDENDS
                                        FROM NET   DISTRIBUTIONS
                                      INVESTMENT    FROM CAPITAL           TOTAL
                                          INCOME           GAINS   DISTRIBUTIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/04                         0.17              --            0.17
Year Ended 10/31/03                         0.07              --            0.07
Year Ended 10/31/02                         0.07              --            0.07
9/10/01** Through 10/31/01                    --              --              --

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/04                         0.10              --            0.10
Year Ended 10/31/03                         0.03              --            0.03
Year Ended 10/31/02                         0.04              --            0.04
9/28/01** Through 10/31/01                    --              --              --

ASIA EQUITY FUND(p)
Year Ended 10/31/04                         0.11              --            0.11
Year Ended 10/31/03                           --              --              --
11/1/01* Through 10/31/02                     --              --              --

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04                         0.21              --            0.21
Year Ended 10/31/03                         0.19              --            0.19
2/28/02** Through 10/31/02                  0.06              --            0.06



  # Short periods have been annualized.
(b) Amount rounds to less than $.01.
(c) Total return figures do not include the effect of any front-end load or deferred sales load.
(a) Not annualized for periods less than one year.
(e) Formerly JPMorgan Fleming Intrepid European Fund and previous to that Chase Vista European Fund.
  ^ Calculated upon average shares outstanding.
(j) Formerly JPMorgan Fleming Japan and previous to that Chase Vista Japan
    Fund.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(v) Formerly JPMorgan International Value Fund and previous to that JPMorgan International Equity Fund.
**  Commencement of offering of class of shares.

                                   PER SHARE OPERATING PERFORMANCE:                 RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------    ------------------------------------------------
                                                                                         RATIOS TO AVERAGE NET ASSETS#:
                                                                                         ------------------------------
                                                                         NET ASSETS,                              NET
                                       NET ASSET                              END OF                       INVESTMENT
                                      VALUE, END           TOTAL              PERIOD             NET           INCOME
                                       OF PERIOD          RETURN(1)(a)  (000 OMITED)        EXPENSES           (LOSS)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/04                $       10.17           13.81%      $      12,195            1.90%            0.85%
Year Ended 10/31/03                $        9.10           22.70%      $      10,650            1.90%           (0.02%)
Year Ended 10/31/02                $        7.49          (12.55%)     $      12,057            1.90%            0.20%
9/10/01** Through 10/31/01         $        8.63           (5.99%)     $      21,237            1.90%           (0.48%)

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/04                $        9.50           28.44%      $       1,372            2.00%            0.51%
Year Ended 10/31/03                $        7.49           44.65%      $         124            2.00%            0.59%
Year Ended 10/31/02                $        5.21            2.14%      $          46            2.00%           (0.47%)
9/28/01** Through 10/31/01         $        5.14            5.33%      $          11            2.00%           (1.53%)

ASIA EQUITY FUND(p)
Year Ended 10/31/04                $       18.32            3.91%      $         513            1.75%            0.34%
Year Ended 10/31/03                $       17.74           29.58%      $         261            1.75%            0.02%
11/1/01* Through 10/31/02          $       13.69           (8.73%)     $       2,282            1.75%           (0.12%)

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04                $       27.09           17.86%      $      63,622            1.50%            1.03%
Year Ended 10/31/03                $       23.17           20.41%      $       8,502            1.50%            1.28%
2/28/02** Through 10/31/02         $       19.42          (10.70%)     $          91            1.50%            0.50%


                                                     RATIOS/SUPPLEMENTAL DATA:
                                    ----------------------------------------------------------
                                          RATIOS TO AVERAGE NET ASSETS#:
                                    --------------------------------------------
                                                                NET INVESTMENT
                                               EXPENSES          INCOME (LOSS)
                                        WITHOUT WAIVERS       WITHOUT WAIVERS,       PORTFOLIO
                                         REIMBURSEMENTS         REIMBURSEMENTS        TURNOVER
                                    AND EARNING CREDITS    AND EARNING CREDITS            RATE(a)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/04                                2.12%                  0.63%             98%
Year Ended 10/31/03                                2.39%                 (0.51%)            79%
Year Ended 10/31/02                                1.98%                  0.12%            121%
9/10/01** Through 10/31/01                         1.90%                 (0.48%)           110%

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/04                                5.68%!                (3.17%)!          118%
Year Ended 10/31/03                               24.54%!               (21.95%)!           85%
Year Ended 10/31/02                               37.57%!               (36.04%)!           69%
9/28/01** Through 10/31/01                        12.12%!               (11.65%)!           76%

ASIA EQUITY FUND(p)
Year Ended 10/31/04                                5.07%!                (2.98%)!          175%
Year Ended 10/31/03                                4.83%!                (3.06%)!          172%
11/1/01* Through 10/31/02                          5.16%!                (3.53%)!          106%

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04                                1.93%                  0.60%             24%
Year Ended 10/31/03                                2.69%!                 0.09%!            16%
2/28/02** Through 10/31/02                        55.25%!               (53.25%)!           20%


 **  Commencement of offering of class of shares.

(m) Formerly JPMorgan Fleming Emerging Market Equity Fund and previous to that J.P. Morgan Institutional Emerging Markets Equity Fund.

  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(p) Formerly JPMorgan Fleming Asia Equity Fund and previous to that JPMorgan Fleming Pacific Region Fund.

  *  Commencement of operations.

(i) Formerly JPMorgan Fleming International Equity Fund and previous to that Chase Vista Select International Equity Fund.

CLASS B SHARES


                                                   PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------------
                                                            INCOME FROM INVESTMENT OPERATIONS:
                                                      ---------------------------------------------
                                                                         NET GAINS
                                                                      OR LOSSES ON
                                       NET ASSET             NET        SECURITIES
                                          VALUE,      INVESTMENT             (BOTH       TOTAL FROM
                                       BEGINNING          INCOME      REALIZED AND       INVESTMENT
                                       OF PERIOD          (LOSS)       UNREALIZED)       OPERATIONS
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04                $       16.08            0.08^             2.55             2.63
Year Ended 10/31/03                $       12.63           (0.06)^            3.59             3.53
Year Ended 10/31/02                $       12.48            0.05^             0.10             0.15
Year Ended 10/31/01                $       17.38           (0.09)^           (3.12)           (3.21)
Year Ended 10/31/00                $       16.18           (0.27)^            1.83             1.56

JAPAN FUND(j)
Year Ended 10/31/04                $        6.36           (0.10)^            0.38             0.28
Year Ended 10/31/03                $        4.25           (0.11)^            2.22             2.11
Year Ended 10/31/02                $        5.13           (0.12)            (0.76)           (0.88)
Year Ended 10/31/01                $        7.93           (0.13)^           (2.67)           (2.80)
Year Ended 10/31/00                $        9.65           (0.22)^           (1.50)           (1.72)

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/04                $        8.46            0.21^             1.77             1.98
Year Ended 10/31/03                $        6.96           (0.07)^            1.82             1.75
Year Ended 10/31/02                $        8.28           (0.02)^           (1.18)           (1.20)
9/28/01** Through 10/31/01         $        8.12           (0.01)^            0.17             0.16

                                          PER SHARE OPERATING PERFORMANCE:
                                   ---------------------------------------------
                                                LESS DISTRIBUTIONS:
                                   ---------------------------------------------
                                       DIVIDENDS
                                        FROM NET   DISTRIBUTIONS
                                      INVESTMENT    FROM CAPITAL           TOTAL
                                          INCOME           GAINS   DISTRIBUTIONS
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04                           --              --              --
Year Ended 10/31/03                         0.08              --            0.08
Year Ended 10/31/02                           --              --              --
Year Ended 10/31/01                           --            1.69            1.69
Year Ended 10/31/00                           --            0.36            0.36

JAPAN FUND(j)
Year Ended 10/31/04                           --              --              --
Year Ended 10/31/03                           --              --              --
Year Ended 10/31/02                           --              --              --
Year Ended 10/31/01                           --              --              --
Year Ended 10/31/00                           --              --              --

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/04                         0.03              --            0.03
Year Ended 10/31/03                         0.25              --            0.25
Year Ended 10/31/02                         0.12              --            0.12
9/28/01** Through 10/31/01                    --              --              --


----------
  #  Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end load or deferred sales load.
(a)  Not annualized for periods less than one year.

(e) Formerly JPMorgan Fleming Intrepid European Fund and previous to that JPMorgan Fleming European Fund and previous to that Chase Vista European Fund.

  ^  Calculated upon average shares outstanding.

(j)  Formerly JPMorgan Fleming Japan and previous to that Chase Vista Japan
     Fund.

  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(v) Formerly JPMorgan Fleming International Value Fund and previous to that JPMorgan International Equity Fund.

**   Commencement of offering of class of shares.

                                   PER SHARE OPERATING PERFORMANCE:                RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------    -----------------------------------------------
                                                                                        RATIOS TO AVERAGE NET ASSETS#:
                                                                                        ------------------------------
                                                                         NET ASSETS,                              NET
                                       NET ASSET                              END OF                       INVESTMENT
                                      VALUE, END           TOTAL              PERIOD          NET              INCOME
                                       OF PERIOD          RETURN(1)(a)   (000 OMITED)     EXPENSES              (LOSS)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04                $       18.71           16.36%      $      12,187         2.27%               0.47%
Year Ended 10/31/03                $       16.08           28.13%      $      11,583         2.35%              (0.47%)
Year Ended 10/31/02                $       12.63            1.20%      $      10,017         2.39%               0.38%
Year Ended 10/31/01                $       12.48          (20.03%)     $      10,905         2.50%              (0.62%)
Year Ended 10/31/00                $       17.38            9.40%      $      18,546         2.49%              (1.35%)

JAPAN FUND(j)
Year Ended 10/31/04                $        6.64            4.40%      $         959         2.50%              (1.46%)
Year Ended 10/31/03                $        6.36           49.65%      $         469         2.50%              (2.18%)
Year Ended 10/31/02                $        4.25          (17.15%)     $         109         2.50%              (2.25%)
Year Ended 10/31/01                $        5.13          (35.31%)     $         135         2.47%              (1.92%)
Year Ended 10/31/00                $        7.93          (17.82%)     $         322         2.52%              (2.29%)

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/04                $       10.41           23.51%      $         441         1.95%               2.21%
Year Ended 10/31/03                $        8.46           25.97%      $         249         1.95%              (0.94%)
Year Ended 10/31/02                $        6.96          (14.72%)     $         171         1.95%              (0.16%)
9/28/01** Through 10/31/01         $        8.28            1.97%      $          10         1.95%              (1.15%)


                                                    RATIOS/SUPPLEMENTAL DATA:
                                    ----------------------------------------------------------
                                          RATIOS TO AVERAGE NET ASSETS#:
                                    ------------------------------------------
                                                                NET INVESTMENT
                                               EXPENSES          INCOME (LOSS)
                                       WITHOUT WAIVERS,       WITHOUT WAIVERS,       PORTFOLIO
                                         REIMBURSEMENTS         REIMBURSEMENTS        TURNOVER
                                    AND EARNING CREDITS    AND EARNING CREDITS            RATE(a)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04                                2.64%                  0.10%            440%
Year Ended 10/31/03                                3.09%                 (1.21%)           717%
Year Ended 10/31/02                                3.20%                 (0.43%)         1,021%
Year Ended 10/31/01                                2.82%                 (0.94%)           564%
Year Ended 10/31/00                                2.69%                 (1.55%)           161%

JAPAN FUND(j)
Year Ended 10/31/04                                4.44%!                (3.40%)!          221%
Year Ended 10/31/03                               20.70%!               (20.38%)!          797%
Year Ended 10/31/02                               22.96%!               (22.71%)!          409%
Year Ended 10/31/01                               11.24%!               (10.69%)!          196%
Year Ended 10/31/00                                6.14%!                (5.91%)!          123%

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/04                                7.77%!                (3.61%)!          108%~
Year Ended 10/31/03                               10.41%!                (9.40%)!          132%
Year Ended 10/31/02                               15.43%!               (13.64%)!          138%
9/28/01** Through 10/31/01                        11.58%!               (10.78%)!           85%

                                                   PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------------
                                                            INCOME FROM INVESTMENT OPERATIONS:
                                                      ---------------------------------------------
                                                                         NET GAINS
                                                                      OR LOSSES ON
                                       NET ASSET             NET        SECURITIES
                                          VALUE,      INVESTMENT             (BOTH       TOTAL FROM
                                       BEGINNING          INCOME      REALIZED AND       INVESTMENT
                                       OF PERIOD          (LOSS)       UNREALIZED)       OPERATIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/04                $        9.03            0.02^             1.16             1.18
Year Ended 10/31/03                $        7.46           (0.04)^            1.68             1.64
Year Ended 10/31/02                $        8.63           (0.04)            (1.08)           (1.12)
9/10/01** Through 10/31/01         $        9.18           (0.01)^           (0.54)           (0.55)

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/04                $        7.45            0.03^             2.02             2.05
Year Ended 10/31/03                $        5.20              --^             2.28             2.28
Year Ended 10/31/02                $        5.13           (0.03)^            0.14             0.11
9/28/01** Through 10/31/01         $        4.88           (0.01)^            0.26             0.25

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04                $       23.10            0.13^             3.85             3.98
Year Ended 10/31/03                $       19.39            0.15^             3.68             3.83
2/28/02** Through 10/31/02         $       21.81            0.03^            (2.43)           (2.40)

                                           PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------
                                                  LESS DISTRIBUTIONS:
                                      ------------------------------------------
                                       DIVIDENDS
                                        FROM NET   DISTRIBUTIONS
                                      INVESTMENT    FROM CAPITAL           TOTAL
                                          INCOME           GAINS   DISTRIBUTIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/04                         0.14              --            0.14
Year Ended 10/31/03                         0.07              --            0.07
Year Ended 10/31/02                         0.05              --            0.05
9/10/01** Through 10/31/01                    --              --              --

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/04                         0.06              --            0.06
Year Ended 10/31/03                         0.03              --            0.03
Year Ended 10/31/02                         0.04              --            0.04
9/28/01** Through 10/31/01                    --              --              --

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04                         0.11              --            0.11
Year Ended 10/31/03                         0.12              --            0.12
2/28/02** Through 10/31/02                  0.02              --            0.02


  #  Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end load or deferred sales load.
(a)  Not annualized for periods less than one year.

(o) Formerly JPMorgan Fleming International Opportunities Fund and previous to that J.P. Morgan Institutional International Opportunities Fund.

  ^  Calculated upon average shares outstanding.
 **  Commencement of offering of class of shares.

(m) Formerly JPMorgan Fleming Emerging Market Equity Fund and previous to that J.P. Morgan Institutional Emerging Markets Equity Fund.

  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(i) Formerly JPMorgan Fleming International Equity Fund and previous to that Chase Vista Select International Equity Fund.

                                   PER SHARE OPERATING PERFORMANCE:                 RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------    -----------------------------------------------
                                                                                        RATIOS TO AVERAGE NET ASSETS#:
                                                                                        ------------------------------
                                                                         NET ASSETS,                              NET
                                       NET ASSET                              END OF                       INVESTMENT
                                      VALUE, END           TOTAL              PERIOD           NET             INCOME
                                       OF PERIOD          RETURN(1)(a)  (000 OMITED)      EXPENSES             (LOSS)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/04                $       10.07           13.23%      $       1,199          2.40%              0.24%
Year Ended 10/31/03                $        9.03           22.18%      $       1,403          2.40%             (0.58%)
Year Ended 10/31/02                $        7.46          (13.05%)     $       1,365          2.40%             (0.30%)
9/10/01** Through 10/31/01         $        8.63           (5.99%)     $       2,950          2.40%             (0.95%)

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/04                $        9.44           27.68%      $         302          2.50%              0.31%
Year Ended 10/31/03                $        7.45           43.99%      $          95          2.50%              0.03%
Year Ended 10/31/02                $        5.20            2.04%      $          41          2.50%             (0.34%)
9/28/01** Through 10/31/01         $        5.13            5.12%      $          11          2.50%             (2.00%)

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04                $       26.97           17.27%      $         768          2.00%              0.49%
Year Ended 10/31/03                $       23.10           19.84%      $         178          2.00%              0.74%
2/28/02** Through 10/31/02         $       19.39          (11.00%)     $          22          2.00%              0.27%


                                                    RATIOS/SUPPLEMENTAL DATA:
                                   -----------------------------------------------------------
                                         RATIOS TO AVERAGE NET ASSETS#:
                                   -------------------------------------------
                                                                NET INVESTMENT
                                               EXPENSES          INCOME (LOSS)
                                        WITHOUT WAIVERS       WITHOUT WAIVERS,       PORTFOLIO
                                         REIMBURSEMENTS         REIMBURSEMENTS        TURNOVER
                                    AND EARNING CREDITS    AND EARNING CREDITS            RATE(a)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/04                                2.63%                  0.01%             98%
Year Ended 10/31/03                                2.89%                 (1.07%)            79%
Year Ended 10/31/02                                2.49%                 (0.39%)           121%
9/10/01** Through 10/31/01                         2.40%                 (0.95%)           110%

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/04                                6.52%!                (3.71%)!          118%~
Year Ended 10/31/03                               25.36%!               (22.83%)!           85%
Year Ended 10/31/02                               36.79%!               (34.63%)!           69%
9/28/01** Through 10/31/01                        12.62%!               (12.12%)!           76%

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04                                2.44%!                 0.05%!            24%
Year Ended 10/31/03                                6.19%!                (3.45%)!           16%
2/28/02** Through 10/31/02                        74.45%!               (72.18%)!           20%

CLASS C SHARES


                                                   PER SHARE OPERATING PERFORMANCE:
                                   ----------------------------------------------------------------
                                                            INCOME FROM INVESTMENT OPERATIONS:
                                                      ---------------------------------------------
                                                                         NET GAINS
                                                                      OR LOSSES ON
                                       NET ASSET             NET        SECURITIES
                                          VALUE,      INVESTMENT             (BOTH       TOTAL FROM
                                       BEGINNING          INCOME      REALIZED AND       INVESTMENT
                                       OF PERIOD          (LOSS)       UNREALIZED)       OPERATIONS
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04                $       16.06            0.08^             2.55             2.63
Year Ended 10/31/03                $       12.62           (0.06)^            3.58             3.52
Year Ended 10/31/02                $       12.47            0.05^             0.10             0.15
Year Ended 10/31/01                $       17.37           (0.08)^           (3.13)           (3.21)
Year Ended 10/31/00                $       16.19           (0.26)^            1.80             1.54

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04                $       23.05            0.11^             3.86             3.97
1/31/03** Through 10/31/03         $       18.43            0.08^             4.65             4.73

                                         PER SHARE OPERATING PERFORMANCE:
                                   ---------------------------------------------
                                                LESS DISTRIBUTIONS:
                                   ---------------------------------------------
                                       DIVIDENDS
                                        FROM NET   DISTRIBUTIONS
                                      INVESTMENT    FROM CAPITAL           TOTAL
                                          INCOME           GAINS   DISTRIBUTIONS
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04                           --              --              --
Year Ended 10/31/03                         0.08              --            0.08
Year Ended 10/31/02                           --              --              --
Year Ended 10/31/01                           --            1.69            1.69
Year Ended 10/31/00                           --            0.36            0.36

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04                         0.11              --            0.11
1/31/03** Through 10/31/03                  0.11              --            0.11


  #  Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end load or deferred sales load.
(a)  Not annualized for periods less than one year.

(e) Formerly JPMorgan Fleming Intrepid European Fund and previous to that JPMorgan Fleming European Fund and previous to that Chase Vista European Fund.

  ^  Calculated upon average shares outstanding.
 **  Commencement of offering of class of shares.

(i) Formerly JPMorgan Fleming International Equity Fund and previous to that Chase Vista Select International Equity Fund.

  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                   PER SHARE OPERATING PERFORMANCE:                 RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------    -----------------------------------------------
                                                                                        RATIOS TO AVERAGE NET ASSETS#:
                                                                                        ------------------------------
                                                                         NET ASSETS,                              NET
                                       NET ASSET                              END OF                       INVESTMENT
                                      VALUE, END           TOTAL              PERIOD           NET             INCOME
                                       OF PERIOD          RETURN(1)(a)  (000 OMITED)      EXPENSES              (LOSS)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04                $       18.69           16.38%      $       3,165          2.27%              0.46%
Year Ended 10/31/03                $       16.06           28.09%      $       2,914          2.35%             (0.42%)
Year Ended 10/31/02                $       12.62            1.20%      $       2,512          2.39%              0.36%
Year Ended 10/31/01                $       12.47          (20.04%)     $       2,922          2.50%             (0.55%)
Year Ended 10/31/00                $       17.37            9.27%      $       4,229          2.49%             (1.33%)

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04                $       26.91           17.26%      $       8,346          2.00%              0.40%
1/31/03** Through 10/31/03         $       23.05           25.70%      $       1,681          2.00%              0.48%


                                                      RATIOS/SUPPLEMENTAL DATA:
                                   ---------------------------------------------------------------
                                          RATIOS TO AVERAGE NET ASSETS#:
                                   ---------------------------------------------
                                                                NET INVESTMENT
                                               EXPENSES          INCOME (LOSS)       PORTFOLIO
                                   WITHOUT WAIVERS, AND   WITHOUT WAIVERS, AND        TURNOVER
                                         REIMBURSEMENTS         REIMBURSEMENTS            RATE(a)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04                                2.63%                  0.10%            440%
Year Ended 10/31/03                                3.09%                 (1.16%)           717%
Year Ended 10/31/02                                3.20%                 (0.45%)         1,021%
Year Ended 10/31/01                                2.82%                 (0.87%)           564%
Year Ended 10/31/00                                2.67%                 (1.51%)           161%

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04                                2.44%!                (0.04%)!           24%
1/31/03** Through 10/31/03                         2.85%!                (0.37%)!           16%

APPENDIX A--LEGAL PROCEEDINGS
  AND ADDITIONAL FEE AND EXPENSE
  INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
      THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.



FUND                                        CLASS    NET EXPENSE RATIO   GROSS EXPENSE RATIO
----------------------------------------   -------   -----------------   -------------------
JPMorgan International Equity Fund         Class A          1.31%               1.68%
                                           Class B          2.00%               2.19%
                                           Class C          2.00%               2.19%



A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-   Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-   There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN INTERNATIONAL EQUITY FUND



                                               CLASS A                                               CLASS B(1)
                         ---------------------------------------------------    ---------------------------------------------------
                                         GROSS          NET          NET                       GROSS           NET          NET
                           ANNUAL     CUMULATIVE    CUMULATIVE      ANNUAL         ANNUAL    CUMULATIVE    CUMULATIVE      ANNUAL
PERIOD ENDED               COSTS        RETURN        RETURN        RETURN         COSTS       RETURN        RETURN        RETURN
----------------------   ----------   ----------    ----------    ----------    ----------   ----------    ----------    ----------
February 28, 2005(a)     $      528         0.12%         0.09%         0.09%   $        5         0.12%         0.07%         0.07%
February 28, 2006        $      127         5.13%         3.78%         3.69%   $      203         5.13%         3.08%         3.00%
February 28, 2007        $      168        10.39%         7.23%         3.32%   $      229        10.39%         5.97%         2.81%
February 29, 2008        $      174        15.91%        10.79%         3.32%   $      235        15.91%         8.95%         2.81%
February 28, 2009        $      179        21.70%        14.47%         3.32%   $      242        21.70%        12.01%         2.81%
February 28, 2010        $      185        27.79%        18.27%         3.32%   $      249        27.79%        15.16%         2.81%
February 28, 2011        $      191        34.17%        22.20%         3.32%   $      256        34.17%        18.40%         2.81%
February 29, 2012        $      198        40.88%        26.25%         3.32%   $      263        40.88%        21.72%         2.81%
February 28, 2013        $      204        47.93%        30.44%         3.32%   $      270        47.93%        25.14%         2.81%
February 28, 2014        $      211        55.32%        34.77%         3.32%   $      214        55.32%        29.30%         3.32%
February 28, 2015        $      218        63.09%        39.25%         3.32%   $      221        63.09%        33.59%         3.32%

                                               CLASS C
                         ---------------------------------------------------
                                         GROSS          NET          NET
                           ANNUAL     CUMULATIVE    CUMULATIVE      ANNUAL
PERIOD ENDED               COSTS        RETURN        RETURN        RETURN
----------------------   ----------   ----------    ----------    ----------
February 28, 2005(a)     $        5         0.12%         0.07%         0.07%
February 28, 2006        $      203         5.13%         3.08%         3.00%
February 28, 2007        $      229        10.39%         5.97%         2.81%
February 29, 2008        $      235        15.91%         8.95%         2.81%
February 28, 2009        $      242        21.70%        12.01%         2.81%
February 28, 2010        $      249        27.79%        15.16%         2.81%
February 28, 2011        $      256        34.17%        18.40%         2.81%
February 29, 2012        $      263        40.88%        21.72%         2.81%
February 28, 2013        $      270        47.93%        25.14%         2.81%
February 28, 2014        $      278        55.32%        28.66%         2.81%
February 28, 2015        $      286        63.09%        32.27%         2.81%


----------

(1)  Class B shares automatically convert to Class A shares after eight years.
(a)  Information from February 19, 2005 through year end not annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-INTEQABC-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
INTERNATIONAL EQUITY
FUNDS

INSTITUTIONAL CLASS SHARES


ASIA EQUITY FUND
EMERGING MARKETS EQUITY FUND
INTERNATIONAL OPPORTUNITIES FUND
INTERNATIONAL VALUE FUND
INTREPID EUROPEAN FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Asia Equity Fund                                                               1

Emerging Markets Equity Fund                                                   8

International Opportunities Fund                                              15

International Value Fund                                                      22

Intrepid European Fund                                                        28

The Funds' Management and Administration                                      34

How to Do Business with the Funds                                             37

    Purchasing Fund Shares                                                    37

    Exchanging Fund Shares                                                    40

    Redeeming Fund Shares                                                     41

Shareholder Information                                                       44

    Distributions and Taxes                                                   44

    Availability of Proxy Voting Record                                       44

    Portfolio Holdings Disclosure                                             45

Risk and Reward Elements                                                      46

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            50

Financial Highlights                                                          52

How To Reach Us                                                       BACK COVER

JPMORGAN
  ASIA EQUITY FUND
  (formerly JPMorgan Fleming Asia Equity Fund)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 46-49.


THE FUND'S OBJECTIVE
The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region, except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality short-term money market instruments, repurchase agreements or equity securities of companies in other countries outside of the Asian Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies.


During unusual circumstances, the Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and and private issuers.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries in the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East ex Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2002       -15.96%
2003        39.43%
2004        12.69%

BEST QUARTER 2nd quarter, 2003                  18.91%
WORST QUARTER 3rd quarter, 2002                -16.39%


* The performance figures in the table for the period before Institutional Class Shares were launched on 6/28/02, and the performance figures in the bar chart prior to 1/1/03 are based on the performance of the Class A Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                                 PAST 1 YEAR     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                                    12.69            11.05

Return After Taxes on Distributions                                                    12.91            11.12

Return After Taxes on Distributions and Sale of Fund Shares                             8.93             9.72
-------------------------------------------------------------------------------------------------------------
MSCI ALL COUNTRY FAR EAST EX-JAPAN INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                    17.59            22.88
-------------------------------------------------------------------------------------------------------------
LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                      17.93            23.15


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 11/1/01. Performance for the indexes is from 11/30/01.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                        2.00

*    Applies only to shares purchased after February 18, 2005.

ANNUAL FUND OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                             1.00
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.88
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.98
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.63)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.35



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual cost may be higher or lower.



                                         1 YEAR             3 YEARS             5 YEARS              10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                137                 560               1,009                 2,256

JPMORGAN
  EMERGING MARKETS EQUITY FUND
  (formerly JPMorgan Fleming Emerging Markets Equity Fund)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 46-49.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities of the above countries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equities, it may also invest in debt securities. The Fund may invest in high yield securities which are below investment grade (junk bonds).

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, JPMIM seeks to add value primarily through stock selection decisions. Thus, decisions about country weightings are secondary to those about the individual stocks, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our country specialists, who make their recommendations based on the stock ranking system.

Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to country specialists at the stock idea generation stage of the process.

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to consistently outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI Emerging Markets Equity Index, a broad-based securities market index, and the Lipper Emerging Market Funds Average, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995     -9.68%
1996      8.84%
1997     -7.71%
1998    -30.33%
1999     59.40%
2000    -30.23%
2001     -4.12%
2002     -8.84%
2003     50.90%
2004     37.33%

BEST QUARTER 4th quarter, 1999            25.88%
WORST QUARTER 2nd quarter, 1998          -23.56%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class Shares were launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/1/95 to 9/10/01.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                    37.33            4.80             2.45

Return After Taxes on Distributions                                    37.18            4.60             1.73

Return After Taxes on Distributions and Sale of Fund Shares            24.46            4.02             1.63
-------------------------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS EQUITY INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    25.95            4.62             3.30
-------------------------------------------------------------------------------------------------------------
LIPPER EMERGING MARKET FUNDS AVERAGE^
(REFLECTS NO DEDUCTION FOR TAXES)                                      25.68            4.65             3.83


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                        2.00


*    Applies only to shares purchased after February 18, 2005.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                             1.00
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.73
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.83
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.38)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.45



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.45% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                         1 YEAR             3 YEARS             5 YEARS              10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                148                 539                 955                 2,117

JPMORGAN

  INTERNATIONAL OPPORTUNITIES FUND
  (formerly JPMorgan Fleming International Opportunities Fund)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 46-49.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser of the Fund, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.


While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.


Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies.


In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.


Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its equity picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investment

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) EAFE, broad-based market index, and Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998      3.83%
1999     39.90%
2000    -16.21%
2001    -19.06%
2002    -17.23%
2003     34.96%
2004     16.69%

BEST QUARTER 4th quarter, 1998         22.08%
WORST QUARTER 3rd quarter, 1998       -21.34%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class Shares were launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 2/26/97 (commencement of operations) to 9/10/01.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                   16.69            (2.44)            3.47

Return After Taxes on Distributions                                   16.05            (2.78)            2.95

Return After Taxes on Distributions and Sale of Fund Shares           11.12            (2.15)            2.74
-------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   20.25            (1.13)            5.25
-------------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     18.59            (0.90)            5.86


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 2/26/97. Performance for the indexes is from 2/28/97.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                        2.00


*    Applies only to shares purchased after February 18, 2005.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                             0.60
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.34
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.04
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.12)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.92



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.92% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                         1 YEAR             3 YEARS             5 YEARS              10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 94                 319                 562                 1,260

JPMORGAN
  INTERNATIONAL VALUE FUND
  (formerly JPMorgan Fleming International Value Fund)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 46-49.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's sector weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMIM, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term money market instruments and repurchase agreements.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

-  value characteristics such as low price to book and price to earnings ratios

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Value Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995         7.96%
1996         8.48%
1997         1.46%
1998        13.62%
1999        30.22%
2000       -17.75%
2001       -21.92%
2002       -17.35%
2003        40.22%
2004        25.42%

BEST QUARTER 2nd quarter, 2003        21.23%
WORST QUARTER 3rd quarter, 2002      -20.89%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class Shares were launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/1/95 to 9/10/01.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                      PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                      25.42            (1.37)             5.08

Return After Taxes on Distributions                                      24.59            (2.26)             3.83

Return After Taxes on Distributions and Sale of Fund Shares              16.89            (1.59)             3.69
--------------------------------------------------------------------------------------------------------------------
MSCI EAFE VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      24.33             3.69              7.97
--------------------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
REFLECTS NO DEDUCTION FOR TAXES)                                         18.59            (0.90)             7.20


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                        2.00


*    Applies only to shares purchased after February 18, 2005.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                             0.60
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.74
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.44
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.49)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.95



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.95% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                         1 YEAR             3 YEARS             5 YEARS              10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 97                 407                 740                 1,682

JPMORGAN
  INTREPID EUROPEAN FUND
  (formerly JPMorgan Fleming Intrepid European Fund)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 46-49.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.


The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be denominated in various currencies.

The Fund may invest in debt securities issued by governmental entities and private issuers.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser to the Fund is JPMIM. In managing the Fund, the sub-adviser uses a bottom up stock selection process that focuses on the value and growth characteristics of stocks.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the sub-adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the sub-adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investment

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996     28.10%
1997     21.38%
1998     28.17%
1999     36.06%
2000    -14.73%
2001    -12.35%
2002     -7.06%
2003     45.67%
2004     19.48%

BEST QUARTER 4th quarter, 1999       33.36%
WORST QUARTER 3rd quarter, 1998     -16.97%


* The performance figures in the table for the period before Institutional Class Shares were launched on 9/10/01, and the performance figures in the bar chart prior to 1/1/03, are based on the performance of the Class A Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                   19.48             3.93            14.10

Return After Taxes on Distributions                                   17.40             3.44            12.63

Return After Taxes on Distributions and Sale of Fund Shares           13.16             3.32            11.75
-------------------------------------------------------------------------------------------------------------
MSCI EUROPE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   20.88             0.06             9.66
-------------------------------------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     22.09             0.97            10.62


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 11/2/95. Performance for the indexes is from 11/30/95.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                        2.00


*    Applies only to shares purchased after February 18, 2005.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                             0.65
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.68
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.43
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.43)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual cost may be higher or lower.



                                         1 YEAR             3 YEARS             5 YEARS              10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                102                 410                 741                 1,676

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION


The Emerging Markets Equity Fund, International Opportunities Fund, International Value Fund, Asia Equity Fund and Intrepid European Fund are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for Emerging Markets Equity, International Opportunities and International Value Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Asia Equity Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMFAM (London) is the sub-adviser to the Intrepid European Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. EC2Y9AQ.

JPMIM is wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. (JPMFAMH), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management
(Asia) Inc., which is wholly-owned by JPMFAMH.

JPMFAM (London) is a wholly-owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly-owned subsidiary of Robert Fleming Asset Management Limited, which is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly-owned by JPMFAMH.

During the most recent fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                      %
-----------------------------------------------------------
ASIA EQUITY FUND                                       0.49

EMERGING MARKET EQUITY FUND                            0.83

INTERNATIONAL OPPORTUNITIES FUND                       0.57

INTERNATIONAL VALUE FUND                               0.35

INTREPID EUROPEAN FUND                                 0.45


THE PORTFOLIO MANAGERS


ASIA EQUITY FUND
The portfolio management team is comprised of Charlotte Yew, Managing Director, who has been an investment manager since joining JPMorgan Chase or its affiliates (or one of its predecessors) in 1990, Michael Koh, Managing Director, who has been an investment manager since joining JPMorgan Chase or its affiliates (or one of its predecessors) in 1981, and Edward Pulling, Managing Director, who has been an investment manager since joining JPMorgan Chase or its affiliates (or one of its predecessors) in 1995.

EMERGING MARKETS EQUITY FUND
The management team is led by Richard Schmidt, Vice President, who has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1991, and Richard E. Titherington, Managing Director, who has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1986.

INTERNATIONAL OPPORTUNITIES FUND
The management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase or its affiliates (or one of its predecessors) since 1984, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase or its affiliates (or one of its predecessors) in 1997, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.

INTERNATIONAL VALUE FUND
The portfolio management team is overseen by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase or its affiliates (or one of its predecessors) in August 1997, Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.

INTREPID EUROPEAN FUND

James Elliot and Ajay Gambhir are both Assistant Directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trusts, on behalf of the Funds, has entered into shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrator and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waiver, call 1-800-482-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form must accompany a redemption request. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of a Fund offered in this prospectus within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with a Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Funds and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Funds will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee.

   For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION


DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, each Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                       AND REWARD
---------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET
CONDITIONS

-  Each Fund's share price and      -  Stocks have generally                -  Under normal circumstances each Fund
   performance will fluctuate          outperformed more stable                plans to remain fully invested in
   in response to stock and            investments (such as bonds and          accordance with its policies and may
   bond market movements               cash equivalents) over the long         invest uninvested cash in affiliated
                                       term                                    money market funds; equity investments
-  The value of most bonds                                                     may include common stocks, convertible
   will fall when interest          -  Foreign investments, which              securities, preferred stocks,
   rates rise; the longer a            represent a major portion of the        depositary receipts (such as ADRs and
   bonds' maturity and the             world's securities, offer               EDRs), trust or partnership interests,
   lower its credit quality,           attractive potential performance        warrants, rights, and investment
   the more its value typically        and opportunities for                   company securities
   falls                               diversification
                                                                            -  Each Fund seeks to limit risk and
-  A Fund could lose money          -  Most bonds will rise in value           enhance performance through active
   because of foreign                  when interest rates fall                management, country allocation and
   government actions,                                                         diversification
   political instability, or        -  Foreign bonds, which represent
   lack of adequate and/or             a major portion of the world's       -  During severe market downturns, the
   accurate information                fixed income securities, offer          Funds have the option of investing up
                                       attractive potential performance        to 100% of assets in high quality
-  Investment risks tend to be         and opportunities for                   short-term instruments
   higher in emerging markets.         diversification
   These markets also present
   higher liquidity and             -  Emerging markets can offer
   valuation risks                     higher returns

-  Adverse market conditions
   may from time to time cause
   a Fund to take temporary
   defensive positions that are
   inconsistent with its
   principal investment
   strategies and may hinder
   the Fund from achieving its
   investment objective

-  For the Emerging Markets
   Equity Fund, there are
   heightened risks associated
   specifically with
   establishing record
   ownership and custody of
   Russian securities

-  The Asia Equity Fund and
   Intrepid European Fund are
   non-diversified, which means
   that a relatively high
   percentage of each Fund's
   assets may be invested in a
   limited number of issuers.
   Therefore, its performance
   may be more vulnerable to
   changes in the market value
   of a single issuer or a
   group of issuers

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                       AND REWARD
-----------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

-  A Fund could underperform        -  A Fund could outperform its          -  The sub-advisers focus their active
   its benchmark due to its            benchmark due to these same             management on securities selection, the
   securities choices and              choices                                 area where they believe their
   other management decisions                                                  commitment to research can most enhance
                                                                               returns

FOREIGN CURRENCIES

-  Currency exchange rate           -  Favorable exchange rate              -  Except as noted earlier in this
   movements could reduce gains        movements could generate gains          prospectus, each Fund manages the
   or create losses                    or reduce losses                        currency exposure of its foreign
                                                                               investments relative to its benchmark
-  Currency risks tend to be                                                   and may hedge a portion of its foreign
   higher in emerging markets;                                                 currency exposure into the U.S. dollar
   these markets also present                                                  from time to time (see also
   higher liquidity and                                                        "Derivatives")
   valuation risks

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities      -  A Fund can take advantage of         -  Each Fund segregates liquid assets to
   before issue or for delayed         attractive transaction                  offset leverage risk
   delivery, it could be               opportunities
   exposed to leverage risk if
   it does not segregate liquid
   assets

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                       AND REWARD
----------------------------------------------------------------------------------------------------------------------
DERIVATIVES

-  Derivatives such as              -  Hedges that correlate well with      -  Each Fund uses derivatives for hedging
   futures, options, swaps,            underlying positions can reduce         and for risk management (i.e., to
   and forward foreign currency        or eliminate losses at low cost         establish or adjust exposure to
   contracts(1) that are used for                                              particular securities, markets or
   hedging the portfolio or         -  A Fund could make money and             currencies); risk management may
   specific securities may not         protect against losses if the           include management of the Fund's
   fully offset the underlying         investment analysis proves              exposure relative to its benchmark
   positions and this could            correct
   result in losses to a Fund                                               -  Each Fund only establishes hedges that
   that would not have              -  Derivatives that involve                it expects will be highly correlated
   otherwise occurred                  leverage could generate                 with underlying positions
                                       substantial gains at low cost
-  Derivatives used for risk                                                -  The Asia Equity and Intrepid European
   management or, for certain                                                  Funds may use derivatives in an effort
   Funds, to increase a Fund's                                                 to produce increased income or gains
   gain may not have the
   intended effects and may
   result in losses or missed
   opportunities

-  The counterparty to a
   derivatives contract could
   default

-  Derivatives that involve
   leverage could magnify
   losses

-  Certain types of derivatives
   involve costs to a Fund which
   can reduce returns

-  Derivatives used for
   non-hedging purposes could
   cause losses that exceed the
   original investment

-  Derivatives may, for tax
   purposes, affect the
   character of gain and loss
   realized by a Fund,
   accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition
   of certain of a Fund's
   losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                       AND REWARD
----------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

-  When a Fund lends a              -  A Fund may enhance income            -  The sub-adviser maintains a list of
   security, there is a risk           through the investment of the           approved borrowers
   that the loaned securities          collateral received from the
   may not be returned if the          borrower                             -  Each Fund receives collateral equal to
   borrower or the lending                                                     at least 100% of the current value of
   agent defaults                                                              securities loaned plus accrued interest

-  The collateral will be                                                   -  The lending agents indemnify the Funds
   subject to the risks of the                                                 against borrower default
   securities in which it is
   invested                                                                 -  Each sub-advisers' collateral
                                                                               investment guidelines limit the quality
                                                                               and duration of collateral investment
                                                                               to minimize losses

                                                                            -  Upon recall, the borrower must return
                                                                               the securities loaned within the normal
                                                                               settlement period

ILLIQUID HOLDINGS

-  A Fund could have                -  These holdings may offer more        -  No Fund may invest more than 15% of
   difficulty valuing these            attractive yields or potential          net assets in illiquid holdings
   holdings precisely                  growth than comparable widely
                                       traded securities                    -  To maintain adequate liquidity to meet
-  A Fund could be unable to                                                   redemptions, each Fund may hold
   sell these holdings at the                                                  high-quality short-term instruments
   time or price it desires                                                    (including repurchase agreements) and
                                                                               for temporary or extraordinary
                                                                               purposes, may borrow from banks up to
                                                                               33 1/3% of the value of its total assets

SHORT-TERM TRADING

-  Increased trading could          -  A Fund could realize gains in a      -  Each Fund generally avoids short-term
   raise a Fund's brokerage and        short period of time                    trading, except to take advantage of
   related costs                                                               attractive or unexpected opportunities
                                    -  A Fund could protect against            or to meet demands generated by
-  Increased short-term                losses if a stock is overvalued         shareholder activity
   capital gains distributions         and its value later falls
   could raise shareholders'
   income tax liability

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

INSTITUTIONAL CLASS SHARES


                                                                             PER SHARE OPERATING PERFORMANCE:
                              -------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                          -------------------------------------  ----------------------------------------
                                                          NET GAINS
                                                       OR LOSSES ON
                               NET ASSET         NET     SECURITIES               DIVIDENDS
                                  VALUE,  INVESTMENT          (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                               BEGINNING      INCOME   REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD      (LOSS)    UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04            $   17.17        0.40^          2.65        3.05        0.06             --           0.06
Year Ended 10/31/03            $   13.33        0.12^          3.82        3.94        0.10             --           0.10
Year Ended 10/31/02            $   12.99        0.24^          0.10        0.34          --             --             --
9/10/01** Through 10/31/01     $   13.14       (0.05)^        (0.10)      (0.15)         --             --             --

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/04            $    8.61        0.29^          1.83        2.12        0.09             --           0.09
Year Ended 10/31/03            $    7.02        0.02^          1.82        1.84        0.25             --           0.25
Year Ended 10/31/02            $    8.28        0.06^         (1.19)      (1.13)       0.13             --           0.13
Year Ended 10/31/01            $   12.28        0.07^         (3.02)      (2.95)         --           1.05           1.05
Year Ended 10/31/00            $   13.56        0.05          (0.66)      (0.61)       0.16           0.51           0.67


  # Short periods have been annualized.
(a) Not annualized for periods less than one year.

(e) Formerly JPMorgan Fleming Intrepid European Fund and previous to that JPMorgan Fleming European Fund and previous to that Chase Vista European Fund.

  ^ Calculated upon average shares outstanding.
 ** Commencement of offering of class of shares.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(v) Formerly JPMorgan Fleming Intrepid European Fund and previous to that JPMorgan International Equity Fund.

  ~ Prior to September 10, 2001, International Value Fund invested all of its investable assets in The International Equity Portfolio ("IEP"). The Portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.

                                                                               RATIOS/SUPPLEMENTAL DATA:
                              --------------------- --------------------------------------------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS#:
                                                                     ---------------------------------------------------------------
                                                      NET ASSETS,                    NET                              NET INVESTMENT
                              NET ASSET                    END OF             INVESTMENT              EXPENSES         INCOME (LOSS)
                             VALUE, END      TOTAL         PERIOD        NET      INCOME  WITHOUT WAIVERS, AND  WITHOUT WAIVERS, AND
                              OF PERIOD  RETURN(a)  (000 OMITTED)   EXPENSES      (LOSS)        REIMBURSEMENTS        REIMBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04           $   20.16     17.83%   $     37,115       1.00%       2.10%               1.48%               1.62%
Year Ended 10/31/03           $   17.17     29.83%   $     12,038       1.00%       0.86%               2.01%              (0.15%)
Year Ended 10/31/02           $   13.33      2.62%   $      6,305       1.00%       1.81%               2.25%               0.56%
9/10/01** Through 10/31/01    $   12.99     (1.14%)  $      4,740       1.00%      (2.60%)              3.34%!             (4.94%)!

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/04           $   10.64     24.85%   $     28,804       0.95%       2.98%               1.49%               2.44%
Year Ended 10/31/03           $    8.61     27.23%   $     26,356       0.95%       0.28%               1.55%              (0.32%)
Year Ended 10/31/02           $    7.02    (13.89%)  $     28,644       0.95%       0.91%               1.16%               0.70%
Year Ended 10/31/01           $    8.28    (26.06%)  $    142,590       0.92%       0.70%               0.93%               0.69%
Year Ended 10/31/00           $   12.28     (5.16%)  $    432,785       0.95%       0.50%               0.95%               0.50%

                               PORTFOLIO
                                TURNOVER
                                 RATE(a)
------------------------------------------
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04                  440%
Year Ended 10/31/03                  717%
Year Ended 10/31/02                1,021%
9/10/01** Through 10/31/01           564%

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/04                  108%
Year Ended 10/31/03                  132%
Year Ended 10/31/02                  138%
Year Ended 10/31/01                   85%~
Year Ended 10/31/00                   80%~

                                                                               PER SHARE OPERATING PERFORMANCE:
                              -------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                          -------------------------------------  ----------------------------------------
                                                          NET GAINS
                                                       OR LOSSES ON
                               NET ASSET         NET     SECURITIES               DIVIDENDS
                                  VALUE,  INVESTMENT          (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                               BEGINNING      INCOME   REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD      (LOSS)    UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/04            $    9.26        0.18^          1.18        1.36        0.26             --           0.26
Year Ended 10/31/03            $    7.55        0.08^          1.71        1.79        0.08             --           0.08
Year Ended 10/31/02            $    8.64        0.09          (1.08)      (0.99)       0.10             --           0.10
12/1/00 Through 10/31/01***    $   11.39        0.12^         (2.60)      (2.48)       0.11           0.16           0.27
Year Ended 11/30/00            $   12.92        0.08          (1.42)      (1.34)       0.19             --           0.19
Year Ended 11/30/99            $   10.11        0.25           2.88        3.13        0.32             --           0.32

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/04            $    7.59        0.11^          2.07        2.18        0.11             --           0.11
Year Ended 10/31/03            $    5.25        0.07^          2.31        2.38        0.04             --           0.04
Year Ended 10/31/02            $    5.14        0.04^          0.12        0.16        0.05             --           0.05
Year Ended 10/31/01            $    6.68        0.07^         (1.60)      (1.53)       0.01             --           0.01
Year Ended 10/31/00            $    7.22        0.02          (0.50)      (0.48)       0.06             --           0.06

ASIA EQUITY FUND(p)
Year Ended 10/31/04            $   17.84        0.17^          0.59        0.76        0.20             --           0.20
Year Ended 10/31/03            $   13.71        0.17^          3.96        4.13          --             --             --
6/28/02** Through 10/31/02     $   15.86          --          (2.15)      (2.15)         --             --             --


  # Short periods have been annualized.
(a) Not annualized for periods less than one year.

(o) Formerly JPMorgan Fleming International Opportunities Fund and previous to that J.P. Morgan Institutional International Opportunities Fund.

  ^ Calculated upon average shares outstanding.
 ~~ Prior to September 10, 2001, International Opportunities Fund invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.
*** The Fund changed its fiscal year end from November 30 to October 31.

(m) Formerly JPMorgan Fleming Emerging Markets Equity Fund and previous to that J.P. Morgan Institutional Emerging Markets Equity Fund.

  ~ Prior to September 10, 2001, Emerging Markets Equity Fund invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.

(p) Formerly JPMorgan Fleming Asia Equity Fund and previous to that J.P. Morgan Fleming Pacific Region Fund.

 ** Commencement of offering of class of shares.

                                                                               RATIOS/SUPPLEMENTAL DATA:
                              --------------------- --------------------------------------------------------------------------------
                                                                                      RATIOS TO AVERAGE NET ASSETS#:
                                                                    ----------------------------------------------------------------
                                                      NET ASSETS,                    NET                              NET INVESTMENT
                              NET ASSET                    END OF             INVESTMENT              EXPENSES         INCOME (LOSS)
                             VALUE, END      TOTAL         PERIOD        NET      INCOME  WITHOUT WAIVERS, AND  WITHOUT WAIVERS, AND
                              OF PERIOD  RETURN(a)  (000 OMITTED)   EXPENSES      (LOSS)        REIMBURSEMENTS        REIMBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/04           $   10.36     14.93%   $    139,827       0.92%       1.78%                 1.09%               1.61%
Year Ended 10/31/03           $    9.26     24.02%   $    133,907       0.92%       1.10%                 1.09%               0.93%
Year Ended 10/31/02           $    7.55    (11.67%)  $    209,286       0.92%       1.21%                 0.98%               1.15%
12/1/00 Through 10/31/01***   $    8.64    (22.24%)  $    231,048       0.94%       1.25%                 0.95%               1.24%
Year Ended 11/30/00           $   11.39    (10.55%)  $    461,016       0.91%       0.84%                 0.91%               0.84%
Year Ended 11/30/99           $   12.92     31.87%   $    370,268       0.94%       0.76%                 0.95%               0.75%

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/04           $    9.66     29.08%   $     49,660       1.45%       1.28%                 1.88%               0.85%
Year Ended 10/31/03           $    7.59     45.49%   $     58,658       1.45%       1.18%                 1.95%               0.68%
Year Ended 10/31/02           $    5.25      3.04%   $     47,503       1.45%       0.83%                 1.77%               0.51%
Year Ended 10/31/01           $    5.14    (22.98%)  $     67,335       1.45%       1.07%                 1.64%               0.88%
Year Ended 10/31/00           $    6.68     (6.88%)  $    110,711       1.45%       0.46%                 1.55%               0.36%

ASIA EQUITY FUND(p)
Year Ended 10/31/04           $   18.40      4.29%   $     16,905       1.35%       0.93%                 2.03%               0.25%
Year Ended 10/31/03           $   17.84     30.12%   $     13,887       1.35%       1.16%                 2.65%              (0.14%)
6/28/02** Through 10/31/02    $   13.71    (13.56%)  $      6,463       1.35%       0.08%                 2.53%              (1.10%)

                                PORTFOLIO
                                 TURNOVER
                                  RATE(a)
-------------------------------------------
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/04                   98%
Year Ended 10/31/03                   79%
Year Ended 10/31/02                  121%
12/1/00 Through 10/31/01***          110%~~
Year Ended 11/30/00                   86%~~
Year Ended 11/30/99                   80%~~

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/04                  118%
Year Ended 10/31/03                   85%
Year Ended 10/31/02                   69%
Year Ended 10/31/01                   76%~
Year Ended 10/31/00                   65%~

ASIA EQUITY FUND(p)
Year Ended 10/31/04                  175%
Year Ended 10/31/03                  172%
6/28/02** Through 10/31/02           106%

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-INTEQI-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
INTERNATIONAL EQUITY
FUNDS

SELECT CLASS SHARES


ASIA EQUITY FUND
EMERGING MARKETS EQUITY FUND
INTERNATIONAL EQUITY FUND
INTERNATIONAL OPPORTUNITIES FUND
INTERNATIONAL VALUE FUND
INTREPID EUROPEAN FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Asia Equity Fund                                                 1

Emerging Markets Equity Fund                                     8

International Equity Fund                                       15

International Opportunities Fund                                22

International Value Fund                                        29

Intrepid European Fund                                          35

The Funds' Management and Administration                        42

How to Do Business with the Funds                               45

    Purchasing Fund Shares                                      45

    Exchanging Fund Shares                                      48

    Redeeming Fund Shares                                       49

Shareholder Information                                         52

    Distributions and Taxes                                     52

    Availability of Proxy Voting Record                         52

    Portfolio Holdings Disclosure                               53

Risk and Reward Elements                                        54

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates              59

Financial Highlights                                            60

Appendix A-Legal Proceedings and Additional Fee and
Expense Information                                             64

How To Reach Us                                         BACK COVER

JPMORGAN
  ASIA EQUITY FUND
  (formerly JPMorgan Fleming Asia Equity Fund)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 54-58.


THE FUND'S OBJECTIVE
The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region, except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.


The Fund may invest any portion of its assets that is not in equity securities in high-quality short-term money market instruments, repurchase agreements or equity securities of companies in countries outside of the Asian Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies.

During unusual circumstances, the Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and private issuers.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria if certain political and economic events occur or if it believes that more attractive opportunities are available.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries in the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management

                                                     PROSPECTUS FEBRUARY 19 2005


group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East ex Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2002   -15.96%
2003    39.27%
2004    12.48%

BEST QUARTER 2nd quarter, 2003      18.94%
WORST QUARTER 3rd quarter, 2002    -16.52%


* The performance figures in the table for the period before Select Class Shares were launched on 6/28/02, and the performance figures in the bar chart prior to 1/1/03, are based on the historical performance of the Class A Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHARES PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                                  PAST 1 YEAR   LIFE OF FUND
------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                     12.48          10.91
Return After Taxes on Distributions                                                     12.65          10.97
Return After Taxes on Distributions and Sale of Fund Shares                              8.66           9.57
------------------------------------------------------------------------------------------------------------
MSCI ALL COUNTRY FAR EAST EX JAPAN INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     17.59          22.88
------------------------------------------------------------------------------------------------------------
LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                       17.93          23.15


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 11/1/01. Performance for the indexes is from 11/30/01.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                       2.00



*    Applies only to shares purchased after February 18, 2005.


ANNUAL FUND OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                            1.00
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.87
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            2.12
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.62)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.50



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher or lower.



                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                             153       604     1,082      2,403

JPMORGAN
  EMERGING MARKETS EQUITY FUND
  (formerly JPMorgan Fleming Emerging Markets Equity Fund)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 54-58.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities of the above countries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equities, it may also invest in debt securities. The Fund may invest in high yield securities which are below investment grade (junk bonds).

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing the Fund, JPMIM seeks to add value primarily through stock selection decisions. Thus, decisions about country weightings are secondary to those about the individual stocks, which make up the portfolio. The portfolio manager is primarily responsible for implementing the recommendations of our country specialists, who make their recommendations based on the stock ranking system.

Country specialists use their local expertise to identify, research, and rank companies according to their expected performance. Stocks are assessed using two-part analysis which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). In order to encourage creativity, considerable autonomy is given to country specialists at the stock idea generation stage of the process.


The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to consistently outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI Emerging Markets Equity Index, a broad-based securities market index, and the Lipper Emerging Market Funds Average, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995    -10.03%
1996      8.50%
1997     -7.63%
1998    -30.79%
1999     59.10%
2000    -30.36%
2001     -4.67%
2002     -9.22%
2003     50.44%
2004     36.93%

BEST QUARTER 4th quarter, 1999      25.83%
WORST QUARTER 2nd quarter, 1998    -23.69%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of a retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially similar to current expenses of the Select Class Shares) from 1/1/95 to 9/10/01.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                 PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                    36.93           4.42            2.11
Return After Taxes on Distributions                                    36.81           4.20            1.62
Return After Taxes on Distributions and Sale of Fund Shares            24.15           3.67            1.47
-----------------------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS EQUITY INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    25.95           4.62            3.30
-----------------------------------------------------------------------------------------------------------
LIPPER EMERGING MARKET FUNDS AVERAGE^
(REFLECTS NO DEDUCTION FOR TAXES)                                      25.68           4.65            3.83


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                2.00

*    Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                     1.00
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES(1)                                                   0.83
------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     2.08
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          (0.33)
------------------------------------------------------------------------
NET EXPENSES(2)                                                     1.75



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.




                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 178       620     1,088      2,384

JPMORGAN
  INTERNATIONAL EQUITY FUND
  (formerly JPMorgan Fleming International Equity Fund)


RISK/RETURN

SUMMARY For a more detailed discussion of the Fund's main risks, please see pages 54-58.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.


Under normal circumstances, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser of the Fund is JPMIM. In managing the Fund, the sub-adviser will seek to diversify the Fund's portfolio by investing in at least three different issuers in other countries than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the sub-adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The sub-adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The sub-adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the MSCI EAFE Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995       9.83%
1996      10.45%
1997       5.11%
1998      13.54%
1999      39.16%
2000     -16.59%
2001     -16.99%
2002     -12.29%
2003      31.93%
2004      18.64%

BEST QUARTER 4th quarter, 1999      27.13%
WORST QUARTER 3rd quarter, 2002    -19.71%

* On 1/1/97, the Fund received the assets of two common trust funds which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                 PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                    18.64          (1.01)           6.72
Return After Taxes on Distributions                                    18.43          (1.77)            N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares            12.37          (1.11)            N/A(1)
-----------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    20.25          (1.13)           5.62
-----------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      18.59          (0.90)           7.20


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                        2.00



*    Applies only to shares purchased after February 18, 2005.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEE                                                              0.80
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.22
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.27
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.21)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.06



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.06% of its average daily net asset through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns for Select Class Shares and your actual costs may be higher or lower.



                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                             108       382       677      1,515

JPMORGAN
  INTERNATIONAL OPPORTUNITIES FUND
  (formerly JPMorgan Fleming International Opportunities Fund)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 54-58.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser of the Fund, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.


While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.


Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis, the adviser develops proprietary research, primarily on companies but also on countries and currencies.


In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.


Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its equity picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) EAFE Index, a broad-based market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998       3.47%
1999      40.05%
2000     -16.40%
2001     -19.61%
2002     -17.37%
2003      34.58%
2004      16.35%

BEST QUARTER 4th quarter, 1998       21.81%
WORST QUARTER 3rd quarter, 1998     -21.38%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of a retail feeder fund that was merged out of existence (whose investment program was identical to and whose expenses were substantially the similar to the current expenses of the Select Class Shares) from 2/26/97 (commencement of operations) to 9/10/01.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                 PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUNDS
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                    16.35          (2.76)           3.19
Return After Taxes on Distributions                                    15.78          (3.28)           2.57
Return After Taxes on Distributions and Sale of Fund Shares            10.87          (2.53)           2.43
-----------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    20.25          (1.13)           5.25
-----------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      18.59          (0.90)           5.86


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not refelect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 2/26/97. Performance for the indexes is from 2/28/97.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                        2.00


*    Applies only to shares purchased after February 18, 2005.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                             0.60
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.40
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.25
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.08)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.17



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.17% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with cost of investing in other mututal funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher or lower.



                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 119       389       679      1,504

JPMORGAN
  INTERNATIONAL VALUE FUND
  (formerly JPMorgan Fleming International Value Fund)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 54-58.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's sector weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMIM, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term money market instruments and repurchase agreements.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as JPMorgan International Value Fund well as its assessment of other factors, including:

-  value characteristics such as low price to book and price to earnings ratios

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to MSCI EAFE Value Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995      7.59%
1996      8.41%
1997      1.17%
1998     13.48%
1999     29.92%
2000    -18.05%
2001    -22.47%
2002    -17.62%
2003     39.83%
2004     24.75%

BEST QUARTER 2nd quarter, 2003      21.30%
WORST QUARTER 3rd quarter, 2002    -20.92%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of a retail feeder fund that was merged out of existence (whose investment program was identical to and whose expenses were substantially similar to the current expenses of the Select Class Shares) from 1/1/95 (former feeder fund commencement of operations) to 9/10/01.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*^



                                                                 PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                    24.75          (1.80)           4.74
Return After Taxes on Distributions                                    24.03          (4.20)           2.27
Return After Taxes on Distributions and Sale of Fund Shares            16.41          (2.84)           2.69
-----------------------------------------------------------------------------------------------------------
MSCI EAFE VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEE, EXPENSES OR TAX)                       24.33           3.69            7.97
-----------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL EQUITY INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      18.59          (0.90)           7.20


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                        2.00

*    Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                             0.60
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.86
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.71
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.30)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.41



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.41% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. For the period ended 10/31/04, net expenses were 1.37%.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                             144       510       900      1,994

JPMORGAN
  INTREPID EUROPEAN FUND
  (formerly JPMorgan Fleming Intrepid European Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 54-58.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JPMFAM (London), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.


The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be denominated in various currencies.

The Fund may invest in debt securities issued by governmental entities,and private issuers.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser to the Fund is JPMIM. In managing the Fund, the sub-adviser uses a bottom up stock selection process that focuses on the value and growth characteristics of stocks.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy,

Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the sub-adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the sub-adviser believes are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different western European countries, the Fund's sub-adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investment

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past nine calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996     28.10%
1997     21.38%
1998     28.17%
1999     36.06%
2000    -14.73%
2001    -12.35%
2002     -7.49%
2003     44.97%
2004     19.00%

BEST QUARTER 4th quarter, 1999       33.36%
WORST QUARTER 3rd quarter, 1998     -16.97%


* The performance figures in the table for the period before Select Class Shares were launched on 9/10/01, and the performance figures in the bar chart prior to 1/1/02, are based on the historical performance of the Class A Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHARES PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                 PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    19.00           3.62           13.91
Return After Taxes on Distributions                                    16.95           2.84           12.27
Return After Taxes on Distributions and Sale of Fund Shares            12.78           2.74           11.39
-----------------------------------------------------------------------------------------------------------
MSCI EUROPE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    20.88           0.06            9.66
-----------------------------------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      22.09           0.97           10.62


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 11/2/95. Performance for the indexes is from 11/30/95.

^    Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                        2.00



*    Applies only to shares purchased after February 18, 2005.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEE                                                              0.65
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.76
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.66
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.16)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.50



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 153       508       887      1,952

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION


The Emerging Markets Equity Fund, International Opportunities Fund, International Value Fund, International Equity Fund, The Asia Equity Fund and Intrepid European Fund are series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for Emerging Market Equity, International Opportunities and International Value Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Asia Equity Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMFAM (London) is the sub-adviser to the Intrepid European Fund and International Equity Fund. It makes the day-to-day investment decisions for those Funds. JPMIM pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. ECZY9AQ.

JPMIM is wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. (JPMFAMH) which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management
(Asia) Inc., which is wholly-owned by JPMFAMH.

JPMFAM (London) is a wholly-owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly-owned subsidiary of Robert Fleming Asset Management Limited, which is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly-owned by JPMFAMH.

During the most recent fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                            %
-------------------------------------------------
ASIA EQUITY FUND                             0.49

EMERGING MARKETS
EQUITY FUND                                  0.83

INTERNATIONAL
EQUITY FUND                                  0.80

INTERNATIONAL
OPPORTUNITIES FUND                           0.57

INTERNATIONAL
VALUE FUND                                   0.35

INTREPID EUROPEAN FUND                       0.45

THE PORTFOLIO MANAGERS


ASIA EQUITY FUND
The portfolio management team is comprised of Charlotte Yew, Managing Director, who has been an investment manager since joining JPMorgan Chase or its affiliates (or one of its predecessors) in 1990, Michael Koh, Managing Director, who has been an investment manager since joining JPMorgan Chase or its affiliates (or one of its predecessors) in 1981, and Edward Pulling, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1995.

EMERGING MARKETS EQUITY FUND
The management team is led by Richard Schmidt, Vice President, who has worked at JPMorgan Chase or its affiliates (or one of its predecessors) since 1991, and Richard E. Titherington, Managing Director, who has worked at JPMorgan Chase or its affiliates (or one of its predecessors) since 1986.

INTERNATIONAL EQUITY FUND
The portfolio management team is overseen by James Fisher, a Managing Director of JPMFAM (London). Mr. Fisher is the Director in charge of EAFE Funds. He has worked at JPMFAM (London) since 1985 in numerous investment roles. Mr. Fisher and Thomas Murray, a Vice President at JPMFAM (London), manage the Fund.
Mr. Murray is a global sector specialist and has worked at JPMFAM (London) since 1996.

INTERNATIONAL OPPORTUNITIES FUND

The management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase or its affiliates (or one of its predecessors) since 1984, Nigel
F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase or its affiliates (or one of its predecessors) in 1997, and Pavlos
M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.

INTERNATIONAL VALUE FUND
The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase or its affiliates (or one of its predecessors) in August 1997, Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.

INTREPID EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.


FUND MANAGER COMPENSATION

Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole.

Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client The Funds' Management and Administration goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Funds, has entered into shareholder servicing agreement with JPMorgan Distribution Services, Inc.) (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreement with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a financial intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY FUND SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.


Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.


In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.


HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.


NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class Shares shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005, but they may not open new Select Class Shares accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A accounts.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.


Send the completed Account Application and a check to:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:


- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832

FBO Your JPMorgan Fund

(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration

  (EX: XYZ CORPORATION)


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.


WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.


-  All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.


ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.


You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.


REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.


We will need the names of the registered shareholders and your account number and other information before we can sell your shares.


You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or


- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of a Fund offered in this prospectus within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Funds and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.


Certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Funds will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption order.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);


3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' at website www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                     AND REWARD
FOREIGN AND OTHER
MARKET CONDITIONS

-  Each Fund's share price and         -  Stocks have generally              -  Under normal circumstances each
   performance will fluctuate in          outperformed more stable              Fund plans to remain fully
   response to stock and bond             investments (such as bonds and        invested in accordance with its
   market movements                       cash equivalents) over the long       policies and may invest
                                          term                                  uninvested cash in affiliated
-  The value of most bonds will                                                 money market funds; equity
   fall when interest rates rise;      -  Foreign investments, which            investments may include common
   the longer a bond's maturity and       represent a major portion of the      stock, convertible securities,
   the lower its credit quality,          world's securities, offer             preferred stocks, depositary
   the more its value typically           attractive potential performance      receipts (such as ADRs and
   falls                                  and opportunities for                 EDRs), trust or partnership
                                          diversification                       interests, warrants, rights, and
-  A Fund could lose money because                                              investment company securities
   of foreign government actions,      -  Most bonds will rise in value
   political instability, or lack         when interest rates fall           -  Each Fund seeks to limit risk
   of adequate and/or accurate                                                  and enhance performance through
   information                         -  Foreign bonds, which represent a      active management, country
                                          major portion of the world's          allocation and diversification
-  Investment risks tend to be            fixed income securities, offer
   higher in emerging markets;            attractive potential performance   -  During severe market downturns,
   these markets also present             and opportunities for                 each Fund has the option of
   higher liquidity and valuation         diversification                       investing up to 100% of assets
   risks                                                                        in high quality short-term
                                       -  Emerging markets can offer            instruments
-  Adverse market conditions may          higher returns
   from time to time cause a Fund
   to take temporary defensive
   positions that are inconsistent
   with its principal investment
   strategies and may hinder a Fund
   from achieving its investment
   objective

-  For the Emerging Markets Equity
   Fund, there are heightened risks
   associated specifically with
   establishing record ownership
   and custody of Russian
   securities

-  The Asia Equity Fund, Intrepid
   European Fund and International
   Equity Fund are non-diversified,
   which means that a relatively
   high percentage of each Fund's
   assets may be invested in a
   limited number of issuers.
   Therefore, its performance may
   be more vulnerable to changes in
   the market value of a single
   issuer or a group of issuers

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                     AND REWARD
MANAGEMENT CHOICES

-  A Fund could underperform its       -  A Fund could outperform its        -  The sub-advisers focus their
   benchmark due to its securities        benchmark due to these same           active management on securities
   choices and other management           choices                               selection, the area where they
   decisions                                                                    believe their commitment to
                                                                                research can most enhance
                                                                                returns

FOREIGN CURRENCIES

-  Currency exchange rate movements    -  Favorable exchange rate            -  Except as noted earlier in this
   could reduce gains or create           movements could generate gains        prospectus, each Fund manages
   losses                                 or reduce losses                      the currency exposure of its
                                                                                foreign investments relative to
-  Currency and investment risks                                                its benchmark and may hedge a
   tend to be higher in emerging                                                portion of its foreign currency
   markets; these markets also                                                  exposure into the U.S. dollar
   present higher liquidity and                                                 from time to time (see also
   valuation risks                                                              "Derivatives")

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities         -  A Fund can take advantage of       -  Each Fund segregates liquid
   before issue or for delayed            attractive transaction                assets to offset leverage risk
   delivery, it could be exposed to       opportunities
   leverage risk if it does not
   segregate liquid assets

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                     AND REWARD
DERIVATIVES

-  Derivatives such as futures,        -  Hedges that correlate well with    -  Each Fund uses derivatives for
   options, swaps, and forward            underlying positions can reduce       hedging and for risk management
   foreign currency contracts(1) that     or eliminate losses at low cost       (i.e., to establish or adjust
   are used for hedging the                                                     exposure to particular
   portfolio or specific securities    -  A Fund could make money and           securities, markets or
   may not fully offset the               protect against losses if the         currencies); risk management may
   underlying positions and this          investment analysis proves            include management of a Fund's
   could result in losses to the          correct                               exposure relative to its
   Fund that would not have                                                     benchmark
   otherwise occurred                  -  Derivatives that involve
                                          leverage could generate            -  Each Fund only establishes
-  Derivatives used for risk              substantial gains at low cost         hedges that they expect will be
   management or, for certain                                                   highly correlated with
   Funds, to increase the Fund's                                                underlying positions
   gain may not have the intended
   effects and may result in losses                                          -  The Asia Equity, Intrepid
   or missed opportunities                                                      European and International
                                                                                Equity Funds may use derivatives
-  The counterparty to a                                                        in an effort to produce
   derivatives contract could                                                   increased gains
   default

-  Derivatives that involve
   leverage could magnify losses

-  Certain types of derivatives
   involve costs to a Fund which
   can reduce returns

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                     AND REWARD
SECURITIES LENDING

-  When a Fund lends a security,       -  A Fund may enhance income          -  Each sub-adviser maintains a
   there is a risk that the loaned        through the investment of the         list of approved borrowers
   securities may not be returned         collateral received from the
   if the borrower or the lending         borrower                           -  A Fund receives collateral equal
   agent defaults                                                               to at least 100% of the current
                                                                                value of securities loaned plus
-  The collateral will be subject                                               accrued interest
   to the risks of the securities
   in which it is invested                                                   -  The lending agents indemnify a
                                                                                Fund against borrower default

                                                                             -  Each sub-adviser's collateral
                                                                                investment guidelines limit the
                                                                                quality and duration of
                                                                                collateral investment to
                                                                                minimize losses

                                                                             -  Upon recall, the borrower must
                                                                                return the securities loaned
                                                                                within the normal settlement
                                                                                period

ILLIQUID HOLDINGS

-  A Fund could have difficulty        -  These holdings may offer more      -  No Fund may invest more than 15%
   valuing these holdings precisely       attractive yields or potential        of net assets in illiquid
                                          growth than comparable widely         holdings
-  A Fund could be unable to sell         traded securities
   these holdings at the time or                                             -  To maintain adequate liquidity
   price it desires                                                             to meet redemptions, each Fund
                                                                                may hold high-quality short-term
                                                                                instruments (including
                                                                                repurchase agreements) and for
                                                                                temporary or extraordinary
                                                                                purposes, may borrow from banks
                                                                                up to 33 1/3% of the value of its
                                                                                total assets

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                        POTENTIAL REWARDS                     AND REWARD
SHORT-TERM TRADING

-  Increased trading could raise a     -  A Fund could realize gains in a    -  Each Fund generally avoids
   Fund's brokerage and related           short period of time                  short-term trading, except to
   costs                                                                        take advantage of attractive or
                                       -  A Fund could protect against          unexpected opportunities or to
-  Increased short-term capital           losses if a stock is overvalued       meet demands generated by
   gains distributions could raise        and its value later falls             shareholder activity
   shareholders' income tax
   liability

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES


                                                                PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                              --------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                   NET ASSET         NET     SECURITIES                 DIVIDENDS
                                      VALUE,  INVESTMENT          (BOTH   TOTAL FROM     FROM NET    DISTRIBUTIONS
                                   BEGINNING      INCOME   REALIZED AND   INVESTMENT   INVESTMENT     FROM CAPITAL          TOTAL
                                   OF PERIOD      (LOSS)    UNREALIZED)   OPERATIONS       INCOME            GAINS  DISTRIBUTIONS
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04             $      17.00        0.29^          2.67          2.9           --(b)            --             --(b)
Year Ended 10/31/03             $      13.26        0.05^          3.78         3.83         0.09               --           0.09
Year Ended 10/31/02             $      12.97        0.14^          0.15         0.29           --               --             --
9/10/01** Through 10/31/01      $      13.14          --^         (0.17)       (0.17)          --               --             --

INTERNATIONAL VALUE FUND(v) @
Year Ended 10/31/04             $       8.58        0.25^          1.81         2.06         0.05               --           0.05
Year Ended 10/31/03             $       7.01       (0.01)^         1.83         1.82         0.25               --           0.25
Year Ended 10/31/02             $       8.28        0.07^         (1.22)       (1.15)        0.12               --           0.12
Year Ended 10/31/01             $      16.08        0.02^         (3.39)       (3.37)        1.14             3.29           4.43
Year Ended 10/31/00             $      18.70        0.27          (1.07)       (0.80)        0.24             1.58           1.82


  #  Short periods have been annualized.
(a)  Not annualized for periods less than one year.

(e) Formerly JPMorgan Fleming Intrepid European Fund and previous to that JPMorgan Fleming European Fund and previous to that Chase Vista European Fund.

  ^  Calculated upon average shares outstanding.
 **  Commencement of offering of class of shares.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(v) Formerly JPMorgan Fleming International Value Fund and previous to that JPMorgan International Equity Fund.

  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.
  ~ Prior to September 10, 2001, International Value Fund invested all of its investable assets in The International Equity Portfolio ("IEP"). The Portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.

(b)  Amount rounds to less than $.01.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                    NET ASSET
                                   VALUE, END              TOTAL
                                    OF PERIOD             RETURN(a)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04             $       19.96              17.43%
Year Ended 10/31/03             $       17.00              29.14%
Year Ended 10/31/02             $       13.26               2.24%
9/10/01** Through 10/31/01      $       12.97              (1.29%)

INTERNATIONAL VALUE FUND(v) @
Year Ended 10/31/04             $       10.59              24.17%
Year Ended 10/31/03             $        8.58              26.89%
Year Ended 10/31/02             $        7.01             (14.09%)
Year Ended 10/31/01             $        8.28             (26.66%)
Year Ended 10/31/00             $       16.08              (5.49%)

                                                                   RATIOS/SUPPLEMENTAL DATA:
                                -------------------------------------------------------------------------------------------------
                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                               --------------------------------------------------------------------
                                 NET ASSETS,                     NET                                 NET INVESTMENT
                                      END OF              INVESTMENT               EXPENSES           INCOME (LOSS)     PORTFOLIO
                                      PERIOD        NET       INCOME    WITHOUT WAIVERS AND    WITHOUT WAIVERS, AND      TURNOVER
                                (000 OMITED)   EXPENSES       (LOSS)         REIMBURSEMENTS          REIMBURSEMENTS          RATE(a)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/04             $     20,897       1.37%        1.54%                  1.71%                   1.20%          440%
Year Ended 10/31/03             $     11,225       1.47%        0.38%                  2.20%                  (0.35%)         717%
Year Ended 10/31/02             $      8,461       1.50%        1.06%                  2.43%                   0.13%        1,021%
9/10/01** Through 10/31/01      $      6,063       1.50%       (0.06%)                 3.74%!                 (2.30%)!        564%

INTERNATIONAL VALUE FUND(v) @
Year Ended 10/31/04             $     18,023       1.37%        2.57%                  1.76%                   2.18%          108%
Year Ended 10/31/03             $     16,538       1.39%       (0.15%)                 1.86%                  (0.62%)         132%
Year Ended 10/31/02             $     16,905       1.29%        0.85%                  1.49%                   0.65%          138%
Year Ended 10/31/01             $     21,307       1.40%        0.20%                  1.40%                   0.20%           85%~
Year Ended 10/31/00             $     55,445       1.30%        0.15%                  1.30%                   0.15%           80%~

                                                                PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                              --------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                   NET ASSET         NET     SECURITIES                 DIVIDENDS
                                      VALUE,  INVESTMENT          (BOTH   TOTAL FROM     FROM NET    DISTRIBUTIONS
                                   BEGINNING      INCOME   REALIZED AND   INVESTMENT   INVESTMENT     FROM CAPITAL          TOTAL
                                   OF PERIOD      (LOSS)    UNREALIZED)   OPERATIONS       INCOME            GAINS  DISTRIBUTIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)@
Year Ended 10/31/04             $       9.22        0.15^          1.18         1.33         0.24               --           0.24
Year Ended 10/31/03             $       7.53        0.05^          1.72         1.77         0.08               --           0.08
Year Ended 10/31/02             $       8.64        0.08          (1.10)       (1.02)        0.09               --           0.09
12/1/00 Through 10/31/01***     $      11.81        0.08^         (2.65)       (2.57)        0.32             0.28           0.60
Year Ended 11/30/00             $      13.41        0.14          (1.58)       (1.44)        0.16               --           0.16
Year Ended 11/30/99             $      10.45        0.22           3.05         3.27         0.31               --           0.31

EMERGING MARKETS
EQUITY FUND(m)@
Year Ended 10/31/04             $       7.53        0.08^          2.06         2.14         0.09               --           0.09
Year Ended 10/31/03             $       5.23        0.05^          2.28         2.33         0.03               --           0.03
Year Ended 10/31/02             $       5.13        0.03^          0.12         0.15         0.05               --           0.05
Year Ended 10/31/01             $       6.73        0.05^         (1.61)       (1.56)        0.04               --           0.04
Year Ended 10/31/00             $       7.28        0.02          (0.53)       (0.51)        0.04               --           0.04

ASIA EQUITY FUND(p)
Year Ended 10/31/04             $      17.80        0.14^          0.60         0.74         0.17               --           0.17
Year Ended 10/31/03             $      13.71        0.16^          3.93         4.09           --               --             --
6/28/02** Through 10/31/02      $      15.86          --          (2.15)       (2.15)          --               --             --

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04             $      23.19        0.33^          3.90         4.23         0.28               --           0.28
Year Ended 10/31/03             $      19.45        0.30^          3.72         4.02         0.28               --           0.28
Year Ended 10/31/02             $      21.20        0.21^         (1.84)       (1.63)        0.12               --           0.12
Year Ended 10/31/01             $      32.00        0.39          (6.35)       (5.96)        0.18             4.66           4.84
Year Ended 10/31/00             $      33.33        0.15           1.05         1.20         0.13             2.40           2.53


  #  Short periods have been annualized.
(a)  Not annualized for periods less than one year.

(o) Formerly JPMorgan Fleming International Opportunities Fund and previous to that J.P. Morgan Institutional International Opportunities Fund.

  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect this split.
  ^  Calculated upon average shares outstanding.
 ~~ Prior to September 10, 2001, International Opportunities Fund invested all of its investable assets in The International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                    NET ASSET
                                   VALUE, END              TOTAL
                                    OF PERIOD             RETURN(a)
INTERNATIONAL
OPPORTUNITIES FUND(o)@
Year Ended 10/31/04             $       10.31              14.63%
Year Ended 10/31/03             $        9.22              23.77%
Year Ended 10/31/02             $        7.53             (11.98%)
12/1/00 Through 10/31/01***     $        8.64             (22.66%)
Year Ended 11/30/00             $       11.81             (10.87%)
Year Ended 11/30/99             $       13.41              32.13%

EMERGING MARKETS
EQUITY FUND(m)@
Year Ended 10/31/04             $        9.58              28.72%
Year Ended 10/31/03             $        7.53              44.84%
Year Ended 10/31/02             $        5.23               2.75%
Year Ended 10/31/01             $        5.13             (23.23%)
Year Ended 10/31/00             $        6.73              (7.12%)

ASIA EQUITY FUND(p)
Year Ended 10/31/04             $       18.37               4.21%
Year Ended 10/31/03             $       17.80              29.83%
6/28/02** Through 10/31/02      $       13.71             (13.56%)

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04             $       27.14              18.31%
Year Ended 10/31/03             $       23.19              20.90%
Year Ended 10/31/02             $       19.45              (7.74%)
Year Ended 10/31/01             $       21.20             (21.62%)
Year Ended 10/31/00             $       32.00               2.71%

                                                                   RATIOS/SUPPLEMENTAL DATA:
                               --------------------------------------------------------------------------------------------------
                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                               --------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                 NET ASSETS,                     NET               EXPENSES           INCOME (LOSS)
                                      END OF              INVESTMENT        WITHOUT WAIVERS        WITHOUT WAIVERS,     PORTFOLIO
                                      PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                (000 OMITED)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS          RATE(a)
INTERNATIONAL
OPPORTUNITIES FUND(o)@
Year Ended 10/31/04            $      37,206       1.20%        1.55%                  1.30%                   1.45%           98%
Year Ended 10/31/03            $      30,969       1.20%        0.58%                  1.37%                   0.41%           79%
Year Ended 10/31/02            $      33,428       1.20%        0.89%                  1.22%                   0.87%          121%
12/1/00 Through 10/31/01***    $      37,271       1.27%        0.85%                  1.27%                   0.85%          110%~~
Year Ended 11/30/00            $      79,408       1.21%        0.55%                  1.21%                   0.55%           86%~~
Year Ended 11/30/99            $      67,543       1.18%        0.47%                  1.24%                   0.41%           80%~~

EMERGING MARKETS
EQUITY FUND(m)@
Year Ended 10/31/04            $      32,733       1.75%        0.96%                  2.13%                   0.58%          118%
Year Ended 10/31/03            $      22,620       1.75%        0.88%                  2.26%                   0.37%           85%
Year Ended 10/31/02            $      18,660       1.75%        0.56%                  2.04%                   0.27%           69%
Year Ended 10/31/01            $      22,253       1.75%        0.78%                  2.11%                   0.42%           76%~
Year Ended 10/31/00            $      34,204       1.75%        0.15%                  1.96%                  (0.06%)          65%~

ASIA EQUITY FUND(p)
Year Ended 10/31/04            $      18,101       1.50%        0.78%                  2.17%                   0.11%          175%
Year Ended 10/31/03            $      24,443       1.50%        1.17%                  2.71%                  (0.04%)         172%
6/28/02** Through 10/31/02     $      14,043       1.50%       (0.03%)                 2.58%                  (1.11%)         106%

INTERNATIONAL EQUITY FUND(i)
Year Ended 10/31/04            $   1,243,387       1.10%        1.28%                  1.52%                   0.86%           24%
Year Ended 10/31/03            $     813,466       1.10%        1.45%                  1.55%                   1.00%           16%
Year Ended 10/31/02            $     247,426       1.03%        1.03%                  1.54%                   0.52%           20%
Year Ended 10/31/01            $     181,296       1.00%        0.87%                  1.54%                   0.33%           33%
Year Ended 10/31/00            $     226,248       0.66%        0.38%                  1.50%                  (0.46%)         149%


***  The Fund changed its fiscal year end from November 30 to October 31.

(m) Formerly JPMorgan Fleming Emerging Market Equity Fund and previous to that J.P. Morgan Institutional Emerging Markets Equity Fund.

  ~ Prior to September 10, 2001, Emerging Markets Equity Fund invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the tunrover rate of EMP.

(p) Formerly JPMorgan Fleming Asia Equity Fund and previous to that J.P. Morgan Fleming Pacific Region Fund.

 **  Commencement of offering of class of shares.

(i) Formerly JPMorgan Fleming International Equity Fund and previous to that Chase Vista Select International Equity Fund.

APPENDIX A--LEGAL PROCEEDINGS
  AND ADDITIONAL FEE AND EXPENSE
  INFORMATION


  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
      THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a

Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.



FUND                                          CLASS      NET EXPENSE RATIO      GROSS EXPENSE RATIO
-----------------------------------------     ------     -----------------      -------------------
JPMorgan International Equity Fund            Select           1.06%                   1.27%



A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN INTERNATIONAL EQUITY FUND



                                           SELECT CLASS
                             -----------------------------------------
                                        GROSS         NET        NET
                             ANNUAL   CUMULATIVE   CUMULATIVE   ANNUAL
PERIOD ENDED                 COSTS      RETURN       RETURN     RETURN
--------------------------   ------   ----------   ----------   ------
February 28, 2005(a)         $    3         0.12%        0.10%    0.10%
February 28, 2006            $  108         5.13%        4.04%    3.94%
February 28, 2007            $  135        10.39%        7.92%    3.73%
February 29, 2008            $  140        15.91%       11.95%    3.73%
February 28, 2009            $  145        21.70%       16.12%    3.73%
February 28, 2010            $  150        27.79%       20.45%    3.73%
February 28, 2011            $  156        34.17%       24.95%    3.73%
February 29, 2012            $  162        40.88%       29.61%    3.73%
February 28, 2013            $  168        47.93%       34.44%    3.73%
February 28, 2014            $  174        55.32%       39.46%    3.73%
February 28, 2015            $  180        63.09%       44.66%    3.73%


----------

(a)  Information from February 19, 2005 through year end not annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-INTEQS-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
INTERNATIONAL EQUITY
FUNDS

CLASS A AND CLASS B SHARES


INTERNATIONAL GROWTH FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


International Growth Fund                                                      1

The Fund's Management and Administration                                       8

How to Do Business with the Fund                                              10

    Purchasing Fund Shares                                                    10

    Sales Charges                                                             15

    Rule 12b-1 Fees                                                           19

    Exchanging Fund Shares                                                    20

    Redeeming Fund Shares                                                     21

Shareholder Information                                                       25

    Distributions and Taxes                                                   25

    Availability of Proxy Voting Record                                       25

    Portfolio Holdings Disclosure                                             26

Risk and Reward Elements                                                      27

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            31

Financial Highlights                                                          32

How To Reach Us                                                       BACK COVER

JPMORGAN
  INTERNATIONAL GROWTH FUND
  (FORMERLY JPMORGAN FLEMING INTERNATIONAL GROWTH FUND)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 27-30.


THE FUND'S OBJECTIVE
The Fund will seek total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of such issuers, which may include foreign subsidiaries of U.S. companies. The Fund may, from time to time, also invest in securities of U.S. issuers.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund will sell securities if the sub-adviser, J.P. Morgan Fleming Assets Management (London) Limited (JPMFAM (London)), believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the sub-adviser will sell securities of issuers doing business in countries that the sub-adviser believes do not meet the Fund's growth-oriented criteria.

While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of sectors and companies of varying sizes.

While the Fund invests primarily in equities, it may also invest up to 35% of its total assets in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moodys), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser to be of comparable quality.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements, and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be denominated in various currencies.

During unusual circumstances, the Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and private issuers. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.


BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The sub-adviser will emphasize companies with medium and large market capitalizations, yielding a median market capitalization that results in placement within the large cap universe, based on the Morningstar criterion of taking the capitalization range of the top 5% of the 5,000 largest companies in the Morningstar database.

The Fund's sub-adviser will perform quantitative analyses and fundamental research in an attempt to identify companies with the best growth potential. It may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum.

Typically, companies meeting the sub-adviser's criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's sub-adviser also will seek to identify those countries and sectors where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the sub-adviser will try to identify companies within those countries and sectors that are poised to take advantage of such political and economic conditions. The Fund's sub-adviser will continually review economic and political events in the countries in which the Fund invests.

A substantial part of the Fund's assets may be invested in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Growth Index.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), it will decrease the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Japanese stock market has made the country's banks and financial institutions vulnerable because they generally hold large stock portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a worsening government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

In addition, a downgrade of Japanese government bonds caused an increase in interest rates and a weighted average cost of capital, which has a negative impact on the Japanese stock market.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.

Although Japan continues to run a large current account surplus, Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the countries in Southeast Asia and China. Japan's economy may also be affected by economic trouble in Southeast Asian countries and China since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevent regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a Fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the MSCI EAFE Growth Index, a broad-based market index, and the Lipper International Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2001            -20.07%
2002            -20.18%
2003             33.79%
2004             12.47%

BEST QUARTER 2nd quarter, 2003         22.47%
WORST QUARTER 3rd quarter, 2002       -23.72%

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004(1)



                                                                     PAST 1 YEAR   LIFE OF FUND
-----------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                         6.58          (2.32)
Return After Taxes on Distributions                                         6.58          (2.35)
Return After Taxes on Distributions and Sale of Fund Shares                 4.28          (1.98)
-----------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                         6.89          (2.00)
-----------------------------------------------------------------------------------------------
MSCI EAFE GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        16.12          (0.74)
-----------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          18.59           2.90


The after-tax returns are shown only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 12/29/00. Performance for the indexes is from 12/31/00.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                    CLASS A SHARES   CLASS B SHARES
---------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                             5.25             NONE
---------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                             NONE**           5.00
---------------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED* **                                                 2.00             2.00



* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                    CLASS A SHARES    CLASS B SHARES
----------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                               0.80              0.80
DISTRIBUTION (RULE 12b-1) FEES                                                0.25              0.75
SHAREHOLDER SERVICES FEES                                                     0.25              0.25
OTHER EXPENSES(1)                                                             5.70              5.69
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                               7.00              7.49
FEE WAIVERS AND EXPENSES REIMBURSEMENTS(2)                                   (5.00)            (4.99)
----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                               2.00              2.50



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 2.00% and 2.50%, respectively, of their average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses for Classes A and B of 2.00% and 2.50%, respectively, through 2/28/06 and 3.00% and 3.50%, respectively, thereafter through 2/28/15.


This example is for comparison only; the actual returns of Class A and Class B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                           717     1,315     1,936     3,602
-----------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                                          753     1,281     1,932     3,596***


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------
CLASS B SHARES ($)                                            253       981     1,732     3,596***


*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUND'S MANAGEMENT
  AND ADMINISTRATION


The Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMFAM (London) is the sub-adviser to the Fund. It makes the day to day investment decisions for the Fund. JPMIM pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. EC2Y9AQ.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. (JPMFAMH), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (London) is a wholly-owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly-owned subsidiary of Robert Fleming Asset Management Limited, which is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly-owned by JPMFAMH.

During the most recent fiscal year ended 10/31/03, the adviser was paid management fees (net of waivers) 0.00%.


THE PORTFOLIO MANAGERS
The portfolio management team is led by James Fisher, Managing Director, and Shane Duffy, Associate, at JPMFAM (London). Mr. Fisher is the Director in charge of EAFE funds. Mr. Fisher has worked at JPMFAM (London) since 1985 in numerous investment roles. Mr. Duffy joined the JPMFAM (London) in 1999 as a graduate trainee.


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from

0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class B Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS
  WITH THE FUND


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY FUND SHARES?
Class A and Class B Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A and Class B Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class B Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Subsequent investments must be at least $25.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Fund Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A and Class B Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class B Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, reallows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND(1)



                                   SALES
                                  CHARGE             SALES        COMMISSION
                                  AS A %            CHARGE            AS A %
                                  OF THE            AS A %                OF
AMOUNT OF                       OFFERING           OF YOUR          OFFERING
PURCHASES                          PRICE        INVESTMENT             PRICE
----------------------------------------------------------------------------
LESS THAN $50,000                   5.25              5.54              4.75

$50,000-$99,999                     4.50              4.71              4.05

$100,000-$249,999                   3.50              3.63              3.05

$250,000-$499,999                   2.50              2.56              2.05

$500,000-$999,999                   2.00              2.04              1.60

$1,000,000 OR MORE*                 None              None                  **



(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

* There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan

Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

- RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A and Class B Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A or Class B Shares of a JPMorgan Fund held in:

1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

   IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

- LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Fund that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Fund's Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

     -  The JPMorgan Funds.

     -  JPMorgan Chase and its subsidiaries and affiliates.

4.   Bought by employees of:

     - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

     - Broker-dealers or financial institutions who have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

     -  Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

     - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

     - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

     - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

     - Tuition programs that qualify under Section 529 of the Internal Revenue Code.

     - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

     - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

     -  Employer-sponsored health savings accounts established pursuant to
        Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganizations of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:



YEARS                            CDSC AS A % OF DOLLAR
SINCE PURCHASE                AMOUNT SUBJECT TO CHARGE
0-1                                               5.00

1-2                                               4.00

2-3                                               3.00

3-4                                               3.00

4-5                                               2.00

5-6                                               1.00

More than 6                                       None



The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Fund.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of the Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

HOW THE CLASS B CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information. For Class B Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B CDSC
No sales charge is imposed on redemptions of Class B Shares of the Fund:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of any of these waivers of the CDSC applicable to Class B Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the

Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of the Fund may be exchanged for Class B Shares of another JPMorgan Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares of a Fund for Class B Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B Shares is carried over to your new shares.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exhanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A or Class B Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund's Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income and net capital gain at least semi-annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS

-  The Fund's share price and           -  Stocks have generally                -  Under normal circumstances the
   performance will fluctuate in           outperformed more stable                Fund plans to remain fully
   response to stock market                investments (such as bonds and          invested, with at least 65% in
   movements                               cash equivalents) over the long         stocks and may invest in
                                           term                                    uninvested cash in affiliated
-  The Fund could lose money                                                       money market funds; stock
   because of foreign government        -  Foreign investments, which              investments may include
   actions, political instability,         represent a major portion of the        convertible securities,
   or lack of adequate and/or              world's securities, offer               preferred stocks, depositary
   accurate information                    attractive potential performance        receipts (such as ADRs and
                                           and opportunities for                   EDRs), trust or partnership
-  Investment risks tend to be             diversification                         interests, warrants, rights, and
   higher in emerging markets;                                                     investment company securities
   these markets also present           -  Emerging markets can offer
   higher liquidity and valuation          higher returns                       -  The Fund seeks to limit risk and
   risks                                                                           enhance performance through
                                                                                   active management, country
-  Adverse market conditions may                                                   allocation and diversification
   from time to time cause the Fund
   to take temporary defensive                                                  -  During severe market downturns,
   positions that are inconsistent                                                 the Fund has the option of
   with its principal investment                                                   investing up to 100% of assets
   strategies and may hinder the                                                   in high quality short-term
   Fund from achieving its                                                         instruments
   investment objective

-  The Fund is non-diversified,
   which means that a relatively
   high percentage of the Fund's
   assets may be invested in a
   limited number of issuers.
   Therefore, its performance may
   be more vulnerable to changes in
   the market value of a single
   issuer or a group of issuers

MANAGEMENT CHOICES

-  The Fund could underperform its      -  The Fund could outperform its        -  The sub-adviser focuses its
   benchmark due to its securities         benchmark due to these same             active management on securities
   choices and other management            choices                                 selection, the area where it
   decisions                                                                       believes its commitment to
                                                                                   research can most enhance
                                                                                   returns

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
FOREIGN CURRENCIES

-  Currency exchange rate movements     -  Favorable exchange rate              -  Except as noted earlier in this
   could reduce gains or create            movements could generate gains          prospectus, the Fund manages the
   losses                                  or reduce losses                        currency exposure of its foreign
                                                                                   investments relative to its
-  Currency risks tend to be higher                                                benchmark and may hedge a
   in emerging markets; these                                                      portion of its foreign currency
   markets also present higher                                                     exposure into the U.S. dollar
   liquidity and valuation risks                                                   from time to time (see also
                                                                                   "Derivatives")

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities        -  The Fund can take advantage of       -  The Fund segregates liquid
   before issue or for delayed             attractive transaction                  assets to offset leverage risk
   delivery, it could be exposed to        opportunities
   leverage risk if it does not
   segregate liquid assets

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
DERIVATIVES

-  Derivatives such as futures and      -  Hedges that correlate well with      -  The Fund uses derivatives, such as
   forward foreign currency                underlying positions can reduce or      futures, options, swaps, and
   contracts(1) that are used for          eliminate losses at low cost            forward foreign currency
   hedging the portfolio or specific                                               contracts, for hedging and for
   securities may not fully offset      -  The Fund could make money and           risk management (i.e., to
   the underlying positions and this       protect against losses if the           establish or adjust exposure to
   could result in losses to the Fund      investment analysis proves correct      particular securities, markets or
   that would not have otherwise                                                   currencies); risk management may
   occurred                             -  Derivatives that involve leverage       include management of the Fund's
                                           could generate substantial gains        exposure relative to its benchmark
-  Derivatives used for risk               at low cost
   management or to increase the                                                -  The Fund only establishes hedges
   Fund's gain may not have the                                                    that it expects will be highly
   intended effects and may result in                                              correlated with underlying
   losses or missed opportunities                                                  positions

-  The counterparty to a derivatives                                            -  While the Fund may use derivatives
   contract could default                                                          that incidentally involve leverage,
                                                                                   it does not use them for the
-  Derivatives that involve leverage                                               specific purpose of leveraging
   could magnify losses                                                            its portfolio

-  Certain types of derivatives                                                 -  The Fund may also use derivatives
   involve costs to the Fund which                                                 in an effort to produce increased
   can reduce returns                                                              gains

-  Derivatives may, for tax purposes,
   affect the character of gain and
   loss realized by the Fund,
   accelerate recognition of income
   to the Fund, affect the holding
   period of the Fund's assets and
   defer recognition of certain of
   the Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
SECURITIES LENDING

-  When the Fund lends a security,      -  The Fund may enhance income          -  The sub-adviser maintains a list
   there is a risk that the loaned         through the investment of the           of approved borrowers
   securities may not be returned if       collateral received from the
   the borrower or the lending agent       borrower                             -  The Fund receives collateral equal
   defaults                                                                        to at least 100% of the current
                                                                                   value of securities loaned plus
-  The collateral will be subject to                                               accrued interest
   the risks of the securities in
   which it is invested                                                         -  The lending agents indemnify the
                                                                                   Fund against borrower default

                                                                                -  The sub-adviser's collateral
                                                                                   investment guidelines limit the
                                                                                   quality and duration of collateral
                                                                                   investment to minimize losses

                                                                                -  Upon recall, the borrower must
                                                                                   return the securities loaned
                                                                                   within the normal settlement
                                                                                   period

ILLIQUID HOLDINGS

-  The Fund could have difficulty       -  These holdings may offer more        -  The Fund may not invest more than
   valuing these holdings precisely        attractive yields or potential          15% of net assets in illiquid
                                           growth than comparable widely           holdings
-  The Fund could be unable to sell        traded securities
   these holdings at the time or                                                -  To maintain adequate liquidity to
   price it desires                                                                meet redemptions, the Fund may
                                                                                   hold high-quality short-term
                                                                                   instruments (including repurchase
                                                                                   agreements) and for temporary or
                                                                                   extraordinary purposes, may borrow
                                                                                   from banks up to 33 1/3% of the
                                                                                   value of its total assets

SHORT-TERM TRADING

-  Increased trading could raise the    -  The Fund could realize gains in a    -  The Fund generally avoids
   Fund's brokerage and related costs      short period of time                    short-term trading, except to take
                                                                                   advantage of attractive or
-  Increased short-term capital gains   -  The Fund could protect against          unexpected opportunities or to
   distributions could raise               losses if a stock is overvalued and     meet demands generated by
   shareholders' income tax liability      its value later falls                   shareholder activity

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Fund and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Fund and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the Fund's annual report, which is available upon request.

CLASS A SHARES


                                                                 PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                             ----------------------------------------    ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                 NET ASSET          NET      SECURITIES                   DIVIDENDS
                                    VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                 BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
INTERNATIONAL GROWTH FUND(g)

Year Ended 10/31/04              $    7.80        (0.01)           0.86          0.85          0.02              --            0.02
Year Ended 10/31/03              $    6.25         0.02            1.53          1.55            --              --              --
Year Ended 10/31/02              $    7.22        (0.01)          (0.96)        (0.97)           --              --              --
12/29/00* Through 10/31/01       $   10.00        (0.01)          (2.76)        (2.77)         0.01              --            0.01


  #  Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end load or deferred sales load.
(a)  Not annualized for periods less than one year.

(g) Formerly JPMorgan Fleming International Growth Fund and previous to that Chase Vista International Growth Fund.

  *  Commencement of operations.

                                                                                      RATIOS/SUPPLEMENTAL DATA:
                                                                         --------------------------------------------------
                                 PER SHARE OPERATING PERFORMANCE:                           RATIOS TO AVERAGE NET ASSETS: #
                                 --------------------------------                          --------------------------------
                                                                           NET ASSETS,                                  NET
                                  NET ASSET                                     END OF                           INVESTMENT
                                 VALUE, END                 TOTAL               PERIOD                 NET           INCOME
                                  OF PERIOD                RETURN(1)(a)  (000 OMITTED)            EXPENSES           (LOSS)
INTERNATIONAL GROWTH FUND(g)

Year Ended 10/31/04              $     8.63                 10.93%       $       3,519                2.00%           (0.08%)
Year Ended 10/31/03              $     7.80                 24.80%       $       3,174                2.00%            0.36%
Year Ended 10/31/02              $     6.25                (13.43%)      $       2,543                2.00%           (0.12%)
12/29/00* Through 10/31/01       $     7.22                (27.68%)      $       2,922                2.00%           (0.11%)

                                                   RATIOS/SUPPLEMENTAL DATA:
                                 ------------------------------------------------------------
                                        RATIOS TO AVERAGE NET ASSETS: #
                                 ---------------------------------------------
                                                                NET INVESTMENT
                                             EXPENSES            INCOME (LOSS)
                                     WITHOUT WAIVERS,         WITHOUT WAIVERS,      PORTFOLIO
                                       REIMBURSEMENTS           REIMBURSEMENTS       TURNOVER
                                 AND EARNINGS CREDITS     AND EARNINGS CREDITS           RATE(a)
INTERNATIONAL GROWTH FUND(g)

Year Ended 10/31/04                              7.25%                   (5.33%)           47%
Year Ended 10/31/03                              7.29%                   (4.93%)           38%
Year Ended 10/31/02                              7.20%                   (5.32%)           73%
12/29/00* Through 10/31/01                       5.19%                   (3.30%)           35%

CLASS B SHARES


                                                                   PER SHARE OPERATING PERFORMANCE:
                                  -------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                              ----------------------------------------    -----------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                  NET ASSET          NET      SECURITIES                   DIVIDENDS
                                     VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL          TOTAL
                                  OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS  DISTRIBUTIONS
INTERNATIONAL GROWTH FUND(g)

Year Ended 10/31/04               $    7.70        (0.04)           0.84          0.80            --              --             --
Year Ended 10/31/03               $    6.20        (0.01)           1.51          1.50            --              --             --
Year Ended 10/31/02               $    7.19        (0.04)          (0.95)        (0.99)           --              --             --
12/29/00* Through 10/31/01        $   10.00        (0.04)          (2.77)        (2.81)           --              --             --


  #  Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end load or deferred sales load.
(a)  Not annualized for periods less than one year.

(g) Formerly JPMorgan Fleming International Growth Fund and previous to that Chase Vista International Growth Fund.

  *  Commencement of operations.

                                                                                     RATIOS/SUPPLEMENTAL DATA:
                                                                         --------------------------------------------------
                                 PER SHARE OPERATING PERFORMANCE:                          RATIOS TO AVERAGE NET ASSETS: #
                                 --------------------------------                          --------------------------------
                                                                           NET ASSETS,                                  NET
                                  NET ASSET                                     END OF                           INVESTMENT
                                 VALUE, END                 TOTAL               PERIOD                 NET           INCOME
                                  OF PERIOD                RETURN(1)(a)  (000 OMITTED)            EXPENSES           (LOSS)
INTERNATIONAL GROWTH FUND(g)

Year Ended 10/31/04              $     8.50                 10.39%       $         870                2.50%           (0.58%)
Year Ended 10/31/03              $     7.70                 24.19%       $         788                2.50%           (0.14%)
Year Ended 10/31/02              $     6.20                (13.77%)      $         634                2.50%           (0.62%)
12/29/00* Through 10/31/01       $     7.19                (28.10%)      $         719                2.50%           (0.51%)

                                                   RATIOS/SUPPLEMENTAL DATA:
                                 ------------------------------------------------------------
                                        RATIOS TO AVERAGE NET ASSETS: #
                                 ---------------------------------------------
                                                                NET INVESTMENT
                                             EXPENSES            INCOME (LOSS)
                                     WITHOUT WAIVERS,         WITHOUT WAIVERS,      PORTFOLIO
                                       REIMBURSEMENTS           REIMBURSEMENTS       TURNOVER
                                 AND EARNINGS CREDITS     AND EARNINGS CREDITS           RATE(a)
INTERNATIONAL GROWTH FUND(g)

Year Ended 10/31/04                              7.74%                   (5.83%)           47%
Year Ended 10/31/03                              7.79%                   (5.43%)           38%
Year Ended 10/31/02                              7.69%                   (5.81%)           73%
12/29/00* Through 10/31/01                       5.66%                   (3.67%)           35%

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.



Investment Company Act File No. 811-21295.

(C)JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-FIGAB-205

PROSPECTUS FEBRUARY 19, 2005

JPMORGAN
INTERNATIONAL EQUITY
FUNDS


CLASS A AND CLASS B SHARES


INTERNATIONAL SMALL CAP EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


International Small Cap Equity Fund                                            1

The Fund's Management and Administration                                       7

How to Do Business with the Fund                                               9

    Purchasing Fund Shares                                                     9

    Sales Charges                                                             14

    Rule 12b-1 Fees                                                           18

    Exchanging Fund Shares                                                    19

    Redeeming Fund Shares                                                     20

Shareholder Information                                                       24

    Distributions and Taxes                                                   24

    Availability of Proxy Voting Record                                       25

    Portfolio Holdings Disclosure                                             25

Risk and Reward Elements                                                      26

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            30

How To Reach Us                                                       BACK COVER

JPMORGAN

  INTERNATIONAL SMALL CAP
  EQUITY FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 26-29.


THE FUND'S OBJECTIVE
The Fund will seek long-term capital growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in a broad portfolio of equity securities of issuers with market capitalization of less than $2 billion at the time of purchase that the Fund's sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), believes have strong earnings growth potential. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund will sell securities if the sub-adviser believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the Fund's sub-adviser will sell securities of issuers doing business in countries that the adviser believes do not meet the Fund's investment criteria.

The Fund is not limited in the amount it invests in any one country. The sub-adviser will try to choose a wide range of industries and companies.


Under normal market conditions, the Fund may also invest up to 20% of its total assets in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


Debt securities may be denominated in various currencies; however, no more than 20% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar or invested in debt securities issued by a single foreign government or international organization, such as the World Bank.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund will provide notice to shareholders at least 60 days prior to any change in its 80% investment policy.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The sub-adviser bases stock selection on company fundamentals.

The investment process is designed to capture the stock picking skills of the sub-adviser's regional investment teams. The overall regional allocation process will be controlled centrally whilst individual security selection will be the responsibility of the regionally based investment teams. Stock selection is expected to be the main driver of returns.

Although the process of security selection will vary across different regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as an emphasis on 'bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The process is designed to lead to a 'growth bias' in security selection.

Typically, companies meeting the sub-adviser's investment criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's sub-adviser will seek to select securities of issuers from countries other than the United States. In selecting countries, under normal conditions, the sub-adviser will invest approximately 50% of the Fund's total assets in continental Europe, and approximately 25% of Fund's total assets in Japan, the United Kingdom and the Pacific Region (ex. Japan). This allocation may change at any time.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in developing countries could lead to more volatility in the value of the

                                                     PROSPECTUS FEBRUARY 19 2005


Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan, the Pacific Region (ex Japan) and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), it will hurt the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Japanese stock market has made the country's banks and financial institutions vulnerable because they generally hold large stock portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a worsening government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

In addition, a downgrade of Japanese government bonds caused an increase in interest rates and a weighted average cost of capital, which has a negative impact on the Japanese stock market.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.

Although Japan continues to run a large current account surplus, Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the countries in Southeast Asia and China. Japan's economy may also be affected by economic trouble in Southeast Asian and China countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities which are rated in the lowest investment grade category by Moody's or by S&P may have fewer protective provisions than higher-rated securities. The issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Investing a substantial portion of its assets in money market instruments and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a Fund that seeks to outperform the markets in which it invests over the long-term

The Fund is NOT designed for investors who:

-   are uncomfortable with the risks of international investing

-   are looking for a less aggressive stock investment

-   require regular income or stability of principal

-   are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
The Fund is expected to commence operations shortly after the date of this prospectus and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The estimated expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                  CLASS A SHARES     CLASS B SHARES
---------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                           5.25               NONE
---------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                           NONE**             5.00
---------------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED***                                                2.00               2.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."

 ** Except for purchase of $1 million or more. Please see "Sales Charges-- Class A Shares."

***  Applies only to shares purchased after February 18, 2005.


ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                  CLASS A SHARES     CLASS B SHARES
---------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                             1.00               1.00
DISTRIBUTION (RULE 12b-1) FEES                                              0.25               0.75
SHAREHOLDER SERVICES FEES                                                   0.25               0.25
OTHER EXPENSES(1)                                                           2.10               2.10
---------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             3.60               4.10
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (1.85)             (1.85)
---------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.75               2.25


(1) "Other Expenses" are based on estimated expenses in the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, and 2.25% of their average daily net assets, respectively, through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 2/28/06, and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A and Class B Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                                          1 YEAR            3 YEARS
---------------------------------------------------------------------------------------------------
CLASS A SHARES*($)                                                           694              1,408
---------------------------------------------------------------------------------------------------
CLASS B SHARES**($)                                                          728              1,378


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                                                          1 YEAR            3 YEARS
---------------------------------------------------------------------------------------------------
CLASS B SHARES($)                                                            228              1,078


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

THE FUND'S MANAGEMENT
  AND ADMINISTRATION


The Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund's other share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMFAM (London) is the sub-adviser and makes the day-to-day investment decisions for the Fund. JPMIM pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, England ELZ9YAQ.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. (JPMFAMH), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (London) is a wholly-owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly-owned subsidiary of Robert Fleming Asset Management Limited, which is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly-owned by JPMFAMH.

The Fund pays the adviser a management fee of 1.00% of average daily net assets.

THE PORTFOLIO MANAGERS

The portfolio management team is led by Howard Williams, managing director, who has been with JPMFAM (London) since 1994, and Sandeep Bhargava, vice president, who has been with JPMFAM (London) since 1997.


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class B Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor), is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS
  WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-   Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?
Class A and Class B Shares may be purchased by the general public.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A and Class B Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

You should also consider the distribution and shareholder servicing fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class B Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. Subsequent investments must be at least $25.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sale charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-   JPMorgan Funds; or

-   The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A and Class B Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-   Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class B Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND(1)



                           SALES
                          CHARGE       SALES
                          AS A %      CHARGE  COMMISSION
                          OF THE      AS A %   AS A % OF
AMOUNT OF               OFFERING     OF YOUR    OFFERING
PURCHASES                  PRICE  INVESTMENT       PRICE
---------               --------  ----------  ----------
LESS THAN $50,000           5.25        5.54        4.75

$50,000-$99,999             4.50        4.71        4.05

$100,000-$249,999           3.50        3.63        3.05

$250,000-$499,999           2.50        2.56        2.05

$500,000-$999,999           2.00        2.04        1.60

$1,000,000* OR MORE         NONE        NONE          **



(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

  * There is no front-end sales charge for investments of $ 1 million or more in a Fund.

 ** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial

Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

- RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A and Class B Shares holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A or Class B Shares of a JPMorgan Fund held in:

    1. Your account(s);

    2. Account(s) of your spouse or domestic partner;

    3. Account(s) of children under the age of 21 who share your residential address;

    4. Trust accounts established by any of the individuals in items (1) through
       (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

    5. Solely controlled business accounts; and

    6. Single-participant retirement plans of any of the individuals in items
       (1) through (3) above.

    IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

- LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13 month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Fund's Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account

Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

    -  The JPMorgan Funds.

    -  JPMorgan Chase and its subsidiaries and affiliates.

4.  Bought by employees of:

    -  Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

    - Broker-dealers or financial institutions who have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

    -  Washington Management Corporation and its subsidiaries and affiliates.

5.  Bought by:

    - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

    - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

    - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

    - Tuition programs that qualify under Section 529 of the Internal Revenue Code.

    - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

    - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

    -  Employer-sponsored health savings accounts established pursuant to
       Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.  Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11. Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:



YEAR                          CDSC AS A % OF DOLLAR
SINCE PURCHASE             AMOUNT SUBJECT TO CHARGE
0-1                                            5.00
1-2                                            4.00
2-3                                            3.00
3-4                                            3.00
4-5                                            2.00
5-6                                            1.00
More than 6                                    None



The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Fund.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of the Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

HOW THE CLASS B CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information. For Class B Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B CDSC
No sales charge is imposed on redemptions of Class B Shares of the Fund:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of any of these waivers of the CDSC applicable to Class B Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of the Fund may be exchanged for Class B Shares of another JPMorgan Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-   The Fund receives the request by 4:00 p.m. ET.

-   You have contacted your Financial Intermediary, if necessary.

-   All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares of a Fund for Class B Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B Shares is carried over to your new shares.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.  A financial institution; or

2.  Your Financial Intermediary.

Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A or Class B Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-   Select the "Systematic Withdrawal Plan" option on the Account Application.

-   Specify the amount you wish to receive and the frequency of the payments.

-   You may designate a person other than yourself as the payee.

-   There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund's Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION


DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

You have three options for your distributions. You may:

-   reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                      AND REWARD
FOREIGN AND OTHER
MARKET CONDITIONS

-  The Fund's share price and         -  Stocks have generally               -  Under normal circumstances the
   performance will fluctuate in         outperformed more stable               Fund plans to remain fully
   response to stock market              investments (such as bonds and         invested, with at least 80% in
   movements                             cash equivalents) over the             stocks and may invest uninvested
                                         long-term                              cash in affiliated money market
-  The Fund could lose money                                                    funds; stock investments may
   because of foreign government      -  Foreign investments, which             include convertible securities,
   actions, political instability,       represent a major portion of the       preferred stocks, depositary
   or lack of adequate and/or            world's securities, offer              receipts (such as ADRs and
   accurate information                  attractive potential performance       GDRs), trust or partnership
                                         and opportunities for                  interests, warrants, rights, and
-  Investment risks tend to be           diversification                        investment company securities
   higher in emerging markets;
   these markets also present         -  Emerging markets can offer          -  The Fund seeks to limit risk and
   higher liquidity and valuation        higher returns                         enhance performance through
   risks                                                                        active management, country
                                                                                allocation and diversification
-  Adverse market conditions may
   from time to time cause the Fund                                          -  During severe market downturns,
   to take temporary defensive                                                  the Fund has the option of
   positions that are inconsistent                                              investing up to 100% of assets
   with its principal investment                                                in investment-grade short-term
   strategies and may hinder the                                                securities
   Fund from achieving its
   investment objective

-  The Fund is non-diversified,
   which means that a relatively
   high percentage of the Fund's
   assets may be invested in a
   limited number of issuers.
   Therefore, its performance may
   be more vulnerable to changes in
   the market value of a single
   issuer or a group of issuers

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                      AND REWARD
MANAGEMENT CHOICES

-  The Fund could underperform its    -  The Fund could outperform its       -  The sub-adviser focuses its
   benchmark due to its securities       benchmark due to these same            active management on securities
   choices and other management          choices                                selection, the area where it
   decisions                                                                    believes its commitment to
                                                                                research can most enhance
                                                                                returns

FOREIGN CURRENCIES

-  Currency exchange rate movements   -  Favorable exchange rate             -  The Fund typically maintains
   could reduce gains or create          movements could generate gains         full currency exposure to those
   losses                                or reduce losses                       markets in which it invests

-  Currency risks tend to be higher
   in emerging markets; these
   markets also present higher
   liquidity and valuation risks

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities      -  The Fund can take advantage of      -  The Fund segregates liquid
   before issue or for delayed           attractive transaction                 assets to offset leverage risk
   delivery, it could be exposed to      opportunities
   leverage risk if it does not
   segregate liquid assets

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                      AND REWARD
DERIVATIVES

-  Derivatives such as futures,       -  Hedges that correlate well with     -  The Fund may use derivatives,
   options, and forward foreign          underlying positions can reduce        such as futures, options, and
   currency contracts(1) that are        or eliminate losses at low cost        forward foreign currency
   used for hedging the portfolio                                               contracts, for hedging and for
   or specific securities may not     -  The Fund could make money and          risk management (i.e., to
   fully offset the underlying           protect against losses if the          establish or adjust exposure to
   positions and this could result       investment analysis proves             particular securities, markets
   in losses to the Fund that would      correct                                or currencies); risk management
   not have otherwise occurred                                                  may include management of the
                                      -  Derivatives that involve               Fund's exposure relative to its
-  Derivatives used for risk             leverage could generate                benchmark
   management or to increase the         substantial gains at low cost
   Fund's gain may not have the                                              -  The Fund only establishes hedges
   intended effects and may result                                              that it expects will be highly
   in losses or missed                                                          correlated with underlying
   opportunities                                                                positions

-  The counterparty to a                                                     -  While the Fund may use
   derivatives contract could                                                   derivatives that incidentally
   default                                                                      involve leverage, it does not
                                                                                use them for the specific
-  Derivatives that involve                                                     purpose of leveraging its
   leverage could magnify losses                                                portfolio

-  Certain types of derivatives                                              -  The Fund may also use
   involve costs to the Fund which                                              derivatives to increase its
   can reduce returns                                                           gain

-  Derivatives used for non-hedging
   purposes can cause loss that
   exceed the original investment

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by the
   Fund, accelerate recognition of
   income to the Fund, affect the
   holding period of the Fund's
   assets and defer recognition of
   certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                      AND REWARD
SECURITIES LENDING

-  When the Fund lends a security,    -  The Fund may enhance income         -  The sub-adviser maintains a list
   there is a risk that the loaned       through the investment of the          of approved borrowers
   securities may not be returned        collateral received from the
   if the borrower or the lending        borrower                            -  The Fund receives collateral
   agent defaults                                                               equal to at least 100% of the
                                                                                current value of securities
-  The collateral will be subject                                               loaned
   to the risks of the securities
   in which it is invested                                                   -  The lending agents indemnify the
                                                                                Fund against borrower default

                                                                             -  The sub-adviser's collateral
                                                                                investment guidelines limit the
                                                                                quality and duration of
                                                                                collateral investment to
                                                                                minimize losses

                                                                             -  Upon recall, the borrower must
                                                                                return the securities loaned
                                                                                within the normal settlement
                                                                                period

ILLIQUID HOLDINGS

-  The Fund could have difficulty     -  These holdings may offer more       -  The Fund may not invest more
   valuing these holdings precisely      attractive yields or potential         than 15% of net assets in
                                         growth than comparable widely          illiquid holdings
-  The Fund could be unable to sell      traded securities
   these holdings at the time or                                             -  To maintain adequate liquidity
   price it desires                                                             to meet redemptions, the Fund
                                                                                may hold investment grade
                                                                                short-term securities and for
                                                                                temporary or extraordinary
                                                                                purposes, may borrow from banks
                                                                                up to 33 1/3% of the value of its
                                                                                total assets

SHORT-TERM TRADING

-  Increased trading could raise      -  The Fund could realize gains in     -  The Fund generally avoids
   the Fund's brokerage and related      a short period of time                 short-term trading, except to
   costs                                                                        take advantage of attractive or
                                      -  The Fund could protect against         unexpected opportunities or to
-  Increased short-term capital          losses if a stock is overvalued        meet demands generated by
   gains distributions could raise       and its value later falls              shareholder activity
   shareholders' income tax
   liability

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Fund and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Fund and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information on-line at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. 811-21295

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005



[JPMORGAN ASSET MANAGEMENT LOGO]

PR-FISCEAB-205

PROSPECTUS FEBRUARY 19, 2005

JPMORGAN
INTERNATIONAL EQUITY
FUNDS

INSTITUTIONAL CLASS SHARES


INTERNATIONAL SMALL CAP EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


International Small Cap Equity Fund                                        1

The Fund's Management and Administration                                   6

How to Do Business with the Fund                                           8

  Purchasing Fund Shares                                                   8

  Exchanging Fund Shares                                                  11

  Redeeming Fund Shares                                                   12

Shareholder Information                                                   15

  Distributions and Taxes                                                 15

  Availability of Proxy Voting Record                                     15

  Portfolio Holdings Disclosure                                           16

Risk and Reward Elements                                                  17

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                        21

How To Reach Us                                                   BACK COVER

JPMORGAN
  INTERNATIONAL SMALL CAP
  EQUITY FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 17-20.


THE FUND'S OBJECTIVE
The Fund will seek long-term capital growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in a broad portfolio of equity securities of issuers with market capitalization of less than $2 billion at the time of purchase that the Fund's sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), believes have strong earnings growth potential. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund will sell securities if the sub-adviser believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the Fund's sub-adviser will sell securities of issuers doing business in countries that the adviser believes do not meet the Fund's investment criteria.

The Fund is not limited in the amount it invests in any one country. The sub-adviser will try to choose a wide range of industries and companies.


Under normal market conditions, the Fund may also invest up to 20% of its total assets in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


Debt securities may be denominated in various currencies; however, no more than 20% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar or invested in debt securities issued by a single foreign government or international organization, such as the World Bank.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund will provide notice to shareholders at least 60 days prior to any change in its 80% investment policy.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The sub-adviser bases stock selection is based on company fundamentals.

The investment process is designed to capture the stock picking skills of the sub-adviser's regional investment teams. The overall regional allocation process will be controlled centrally, while individual security selection will be the responsibility of the regionally based investment teams. Stock selection is expected to be the main driver of returns.

Although the process of security selection will vary across different regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as an emphasis on 'bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The process is designed to lead to a 'growth bias' in security selection.

Typically, companies meeting the sub-adviser's investment criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's sub-adviser will seek to select securities of issuers from countries other than the United States. In selecting countries, under normal conditions, the sub-adviser will invest approximately 50% of the Fund's total assets in continental Europe, and approximately 25% of the Fund's total assets in Japan, the United Kingdom and the Pacific Region (ex Japan). This allocation may change at any time.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in developing countries could lead to more volatility in the value of the

Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan, the Pacific Region (ex Japan) and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), it will hurt the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Japanese stock market has made the country's banks and financial institutions vulnerable because they generally hold large stock portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a worsening government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

In addition, a downgrade of Japanese government bonds caused an increase in interest rates and a weighted average cost of capital, which has a negative impact on the Japanese stock market.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.

Although Japan continues to run a large current account surplus, Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the countries in Southeast Asia and China. Japan's economy may also be affected by economic trouble in Southeast Asian and China countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities which are rated in the lowest investment grade category by Moody's or by S&P may have fewer protective provisions than higher-rated securities. The issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Investing a substantial portion of its assets in money market instruments and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a Fund that seeks to outperform the markets in which it invests over the long-term

The Fund is NOT designed for investors who:

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
The Fund is expected to commence operations shortly after the date of this prospectus and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF AMOUNT
REDEEMED/EXCHANGED*                                                             2.00



*    Applies only to shares purchased after February 18, 2005.


ESTIMATED ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                                 1.00
DISTRIBUTION (RULE 12b-1) FEES                                                  NONE
SHAREHOLDER SERVICE FEES                                                        0.10
OTHER EXPENSES(1)                                                               1.35
------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                 2.45
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                      (1.10)
------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                 1.35


(1) "Other Expenses" are based on estimated expenses in the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% of its average daily net assets through 2/28/06. In addition, the Fund's other service providers may also voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual cost may be higher or lower.



                                                             1 YEAR            3 YEARS
--------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                    137                658

THE FUND'S MANAGEMENT
  AND ADMINISTRATION


The Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decision to the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMFAM (London) is the sub-adviser and makes the day-to-day investment decisions for the Fund. JPMIM pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, England ELZ9YAQ.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. (JPMFAMH), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (London) is a wholly-owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly-owned subsidiary of Robert Fleming Asset Management Limited, which is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly-owned by JPMFAMH.

The Fund pays the adviser a management fee of 1.00% of average daily net assets.

THE PORTFOLIO MANAGERS

The portfolio management team is led by Howard Williams, managing director, who has been with JPMFAM (London) since 1994, and Sandeep Bhargava, vice president, who has been with JPMFAM (London) since 1997.


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?
Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors.

A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of that Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Institutional Class shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waiver, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption order.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption order.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund distributes any net investment income and net capital gain at least semi-annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


The date on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.undiscoveredmanagers.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to

JPMIM. A copy of the Fund's voting record for the most recent twelve-month period ended June 30, is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                          AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS

-  The Fund's share price and                -  Stocks have generally outperformed      -  Under normal circumstances the Fund
   performance will fluctuate in                more stable investments (such as           plans to remain fully invested, with
   response to stock market movements           bonds and cash equivalents) over the       at least 80% in stocks and may invest
                                                long-term                                  uninvested cash in affiliated money
-  The Fund could lose money because of                                                    market funds; stock investments may
   foreign government actions, political     -  Foreign investments, which represent       include convertible securities,
   instability, or lack of adequate             a major portion of the world's             preferred stocks, depositary
   and/or accurate information                  securities, offer attractive               receipts (such as ADRs and GDRs),
                                                potential performance and                  trust or partnership interests,
-  Investment risks tend to be higher in        opportunities for diversification          warrants, rights, and investment
   emerging markets; these markets also                                                    company securities
   present higher liquidity and              -  Emerging markets can offer higher
   valuation risks                              returns                                 -  The Fund seeks to limit risk and
                                                                                           enhance performance through active
-  Adverse market conditions may from                                                      management, country allocation and
   time to time cause the Fund to take                                                     diversification
   temporary defensive positions that
   are inconsistent with its principal                                                  -  During severe market downturns, the
   investment strategies and may hinder                                                    Fund has the option of investing up
   the Fund from achieving its                                                             to 100% of assets in
   investment objective                                                                    investment-grade short-term
                                                                                           securities
-  The Fund is non-diversified, which
   means that a relatively high
   percentage of the Fund's assets may
   be invested in a limited number of
   issuers. Therefore, its performance
   may be more vulnerable to changes in
   the market value of a single issuer
   or a group of issuers

MANAGEMENT CHOICES

-  The Fund could underperform its           -  The Fund could outperform its           -  The sub-adviser focuses its active
   benchmark due to its securities              benchmark due to these same choices        management on securities selection,
   choices and other management                                                            the area where it believes its
   decisions                                                                               commitment to research can most
                                                                                           enhance returns

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                          AND REWARD
FOREIGN CURRENCIES

-  Currency exchange rate movements          -  Favorable exchange rate movements       -  The Fund typically maintains full
   could reduce gains or create losses          could generate gains or reduce losses      currency exposure to those markets in
                                                                                           which it invests
-  Currency risks tend to be higher in
   emerging markets; these markets also
   present higher liquidity and
   valuation risks

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities before      -  The Fund can take advantage of          -  The Fund segregates liquid assets to
   issue or for delayed delivery, it            attractive transaction opportunities       offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,     -  Hedges that correlate well with         -  The Fund may use derivatives, such as
   and forward foreign currency                 underlying positions can reduce or         futures, options, and forward foreign
   contracts(1) that are used for hedging       eliminate losses at low cost               currency contracts, for hedging and
   the portfolio or specific securities                                                    for risk management (i.e., to
   may not fully offset the underlying       -  The Fund could make money and protect      establish or adjust exposure to
   positions and this could result in           against losses if the investment           particular securities, markets or
   losses to the Fund that would not            analysis proves correct                    currencies); risk management may
   have otherwise occurred                                                                 include management of the Fund's
                                             -  Derivatives that involve leverage          exposure relative to its benchmark
-  Derivatives used for risk management         could generate substantial gains at
   or to increase the Fund's gain may           low cost                                -  The Fund only establishes hedges that
   not have the intended effects and may                                                   it expects will be highly correlated
   result in losses or missed                                                              with underlying positions
   opportunities
                                                                                        -  While the Fund may use derivatives
-  The counterparty to a derivatives                                                       that incidentally involve leverage,
   contract could default                                                                  it does not use them for the specific
                                                                                           purpose of leveraging its portfolio
-  Derivatives that involve leverage
   could magnify losses                                                                 -  The Fund may also use derivatives to
                                                                                           increase its gain
-  Certain types of derivatives involve
   costs to the Fund which can reduce
   returns

-  Derivatives used for non-hedging
   purposes can cause loss that exceed
   the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by the Fund, accelerate
   recognition of income to the Fund,
   affect the holding period of the
   Fund's assets and defer recognition
   of certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                              POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING

-  When the Fund lends a security, there     -  The Fund may enhance income through     -  The sub-adviser maintains a list of
   is a risk that the loaned securities         the investment of the collateral           approved borrowers
   may not be returned if the borrower          received from the borrower
   or the lending agent defaults                                                        -  The Fund receives collateral equal to
                                                                                           at least 100% of the current value of
-  The collateral will be subject to the                                                   securities loaned
   risks of the securities in which it
   is invested                                                                          -  The lending agents indemnify the Fund
                                                                                           against borrower default

                                                                                        -  The sub-adviser's collateral
                                                                                           investment guidelines limit the
                                                                                           quality and duration of collateral
                                                                                           investment to minimize losses

                                                                                        -  Upon recall, the borrower must return
                                                                                           the securities loaned within the
                                                                                           normal settlement period

ILLIQUID HOLDINGS

-  The Fund could have difficulty            -  These holdings may offer more           -  The Fund may not invest more than 15%
   valuing these holdings precisely             attractive yields or potential growth      of net assets in illiquid holdings
                                                than comparable widely traded
-  The Fund could be unable to sell             securities                              -  To maintain adequate liquidity to
   these holdings at the time or price                                                     meet redemptions, the Fund may hold
   it desires                                                                              investment grade short-term
                                                                                           securities and for temporary or
                                                                                           extraordinary purposes, may borrow
                                                                                           from banks up to 33 1/3% of the value
                                                                                           of its total assets

SHORT-TERM TRADING

-  Increased trading could raise the         -  The Fund could realize gains in a       -  The Fund generally avoids short-term
   Fund's brokerage and related costs           short period of time                       trading, except to take advantage of
                                                                                           attractive or unexpected
-  Increased short-term capital gains        -  The Fund could protect against losses      opportunities or to meet demands
   distributions could raise                    if a stock is overvalued and its           generated by shareholder activity
   shareholders' income tax liability           value later falls

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Fund and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Fund and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information on-line at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. 811-21295

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-FISCEI-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
INTERNATIONAL EQUITY
FUNDS


SELECT CLASS SHARES


INTERNATIONAL SMALL CAP EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


International Small Cap Equity Fund                                            1

The Fund's Management and Administration                                       6

How to Do Business with the Fund                                               8

    Purchasing Fund Shares                                                     8

    Exchanging Fund Shares                                                    11

    Redeeming Fund Shares                                                     12

Shareholder Information                                                       15

    Distributions and Taxes                                                   15

    Availability of Proxy Voting Record                                       16

    Portfolio Holdings Disclosure                                             16

Risk and Reward Elements                                                      17

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            21

How To Reach Us                                                       BACK COVER

JPMORGAN
  INTERNATIONAL SMALL CAP
  EQUITY FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 17-20.


THE FUND'S OBJECTIVE
The Fund will seek long-term capital growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 80% of the value of its Assets in a broad portfolio of equity securities of issuers with market capitalization of less than $2 billion at the time of purchase that the Fund's sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), believes have strong earnings growth potential. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund will sell securities if the sub-adviser believes the issuer of the securities no longer meets certain growth criteria or if it believes that more attractive opportunities are available. As political and economic events occur, the Fund's sub-adviser will sell securities of issuers doing business in countries that the adviser believes do not meet the Fund's investment criteria.

The Fund is not limited in the amount it invests in any one country. The sub-adviser will try to choose a wide range of industries and companies.


Under normal market conditions, the Fund may also invest up to 20% of its total assets in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


Debt securities may be denominated in various currencies; however, no more than 20% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar or invested in debt securities issued by a single foreign government or international organization, such as the World Bank.


The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund will provide notice to shareholders at least 60 days prior to any change in its 80% investment policy.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The sub-adviser bases stock selection on company fundamentals.

The investment process is designed to capture the stock picking skills of the sub-adviser's regional investment teams. The overall regional allocation process will be controlled centrally, while individual security selection will be the responsibility of the regionally based investment teams. Stock selection is expected to be the main driver of returns.

Although the process of security selection will vary across different regions, reflecting differences in local market conditions, the overall process retains a number of strong common themes. These may be summarized as an emphasis on 'bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The process is designed to lead to a 'growth bias' in security selection.

Typically, companies meeting the sub-adviser's investment criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's sub-adviser will seek to select securities of issuers from countries other than the United States. In selecting countries, under normal conditions, the sub-adviser will invest approximately 50% of the Fund's total assets in continental Europe, and approximately 25% of the Fund's total assets in Japan, United Kingdom and the Pacific Region (ex Japan). This allocation may change at any time.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investments or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan, Pacific Region (ex Japan) and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), it will hurt the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Japanese stock market has made the country's banks and financial institutions vulnerable because they generally hold large stock portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a worsening government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

In addition, a downgrade of Japanese government bonds caused an increase in interest rates and a weighted average cost of capital, which has a negative impact on the Japanese stock market.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.

Although Japan continues to run a large current account surplus, Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the countries in Southeast Asia and China. Japan's economy may also be affected by economic trouble in Southeast Asian and China countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities which are rated in the lowest investment grade category by Moody's or by S&P may have fewer protective provisions than higher-rated securities. The issuers of these securities may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


Investing a substantial portion of its assets in money market instruments and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
The Fund is expected to commence operations shortly after the date of this prospectus and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A %
OF AMOUNT REDEEMED/EXCHANGED*                                    2.00



* Applies only to shares purchased after February 18, 2005.


ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                   1.00
DISTRIBUTION (RULE 12b-1) FEES                                    NONE
SHAREHOLDER SERVICE FEES                                          0.25
OTHER EXPENSES(1)                                                 1.60
----------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                   2.85
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                        (1.35)
----------------------------------------------------------------------
NET EXPENSES(2)                                                   1.50


(1) "Other Expenses" are based on estimated expenses in the current fiscal year.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher or lower.



                                                       1 YEAR            3 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                              153                755

THE FUND'S MANAGEMENT
  AND ADMINISTRATION


The Fund is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMFAM (London) is the sub-adviser and makes the day-to-day investment decisions for the Fund. JPMIM pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, England ELZ9YAQ.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. (JPMFAMH), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (London) is a wholly-owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly-owned subsidiary of Robert Fleming Asset Management Limited, which is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly-owned by JPMFAMH.

The Fund pays the adviser a management fee of 1.00% of average daily net assets.

THE PORTFOLIO MANAGERS

The portfolio management team is led by Howard Williams, managing director, who has been with JPMFAM (London) since 1994, and Sandeep Bhargava, vice president, who has been with JPMFAM (London) since 1997.


FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

- Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?
Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of that Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class Shares shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005, but they may not open new Select Class Shares accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A accounts.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

- JPMorgan Funds; or

- The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Select Class Shares of a Fund may be exchanged for Select Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.

- All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.


We will need the names of the registered shareholders and your account number and other information before we can sell your shares.


You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of a employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund distributes any net investment income and net capital gain at least semi-annually. You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                        AND REWARD
FOREIGN AND OTHER
MARKET CONDITIONS

- The Fund's share price and        - Stocks have generally outperformed     - Under normal circumstances the Fund plans
  performance will fluctuate          more stable investments (such as         to remain fully invested, with at least
  in response to stock market         bonds and cash equivalents) over the     80% in stocks and may invest uninvested
  movements                           long-term                                cash in affiliated money market funds;
                                                                               stock investments may include convertible
- The Fund could lose money         - Foreign investments, which represent     securities, preferred stocks, depositary
  because of foreign                  a major portion of the world's           receipts (such as ADRs and GDRs), trust
  government actions,                 securities, offer attractive             or partnership interests, warrants,
  political instability, or           potential performance and                rights, and investment company securities
  lack of adequate and/or             opportunities for diversification
  accurate information                                                       - The Fund seeks to limit risk and enhance
                                    - Emerging markets can offer higher        performance through active management,
- Investment risks tend to be         returns                                  country allocation and diversification
  higher in emerging markets;
  these markets also present                                                 - During severe market downturns, the Fund
  higher liquidity and                                                         has the option of investing up to 100% of
  valuation risks                                                              assets in investment-grade short-term
                                                                               securities
- Adverse market conditions
  may from time to time cause
  the Fund to take temporary
  defensive positions that are
  inconsistent with its
  principal investment
  strategies and may hinder
  the Fund from achieving its
  investment objective

- The Fund is non-diversified,
  which means that a
  relatively high percentage
  of the Fund's assets may be
  invested in a limited number
  of issuers. Therefore, its
  performance may be more
  vulnerable to changes in the
  market value of a single
  issuer or a group of issuers

MANAGEMENT CHOICES

- The Fund could underperform       - The Fund could outperform its          - The sub-adviser focuses its active
  its benchmark due to its            benchmark due to these same choices      management on securities selection, the
  securities choices and other                                                 area where it believes its commitment to
  management decisions                                                         research can most enhance returns

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                        AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate            - Favorable exchange rate movements      - The Fund typically maintains full
  movements could reduce gains        could generate gains or reduce losses    currency exposure to those markets in
  or create losses                                                             which it invests

- Currency risks tend to be
  higher in emerging markets;
  these markets also present
  higher liquidity and
  valuation risks

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys                - The Fund can take advantage of         - The Fund segregates liquid assets to
  securities before issue or          attractive transaction opportunities     offset leverage risk
  for delayed delivery, it
  could be exposed to leverage
  risk if it does not
  segregate liquid assets

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                        AND REWARD
DERIVATIVES

- Derivatives such as futures,      - Hedges that correlate well with        - The Fund may use derivatives, such as
  options, and forward foreign        underlying positions can reduce or       futures, options, and forward foreign
  currency contracts(1) that          eliminate losses at low cost             currency contracts, for hedging and for
  are used for hedging the                                                     risk management (i.e., to establish or
  portfolio or specific             - The Fund could make money and protect    adjust exposure to particular securities,
  securities may not fully            against losses if the investment         markets or currencies); risk management
  offset the underlying               analysis proves correct                  may include management of the Fund's
  positions and this could                                                     exposure relative to its benchmark
  result in losses to the Fund      - Derivatives that involve leverage
  that would not have                 could generate substantial gains at    - The Fund only establishes hedges that it
  otherwise occurred                  low cost                                 expects will be highly correlated with
                                                                               underlying positions
- Derivatives used for risk
  management or to increase                                                  - While the Fund may use derivatives that
  the Fund's gain may not have                                                 incidentally involve leverage, it does
  the intended effects and may                                                 not use them for the specific purpose of
  result in losses or missed                                                   leveraging its portfolio
  opportunities
                                                                             - The Fund may also use derivatives to
- The counterparty to a                                                        increase its gain
  derivatives contract could
  default

- Derivatives that involve
  leverage could magnify
  losses

- Certain types of derivatives
  involve costs to the Fund
  which can reduce returns

- Derivatives used for
  non-hedging purposes can
  cause loss that exceed the
  original investment

- Derivatives may, for tax
  purposes, affect the
  character of gain and loss
  realized by the Fund,
  accelerate recognition of
  income to the Fund, affect
  the holding period of the
  Fund's assets and defer
  recognition of certain of
  the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                             POLICIES TO BALANCE RISK
POTENTIAL RISKS                     POTENTIAL REWARDS                        AND REWARD
SECURITIES LENDING

- When the Fund lends a             - The Fund may enhance income through    - The sub-adviser maintains a list of
  security, there is a risk           the investment of the collateral         approved borrowers
  that the loaned securities          received from the borrower
  may not be returned if the                                                 - The Fund receives collateral equal to at
  borrower or the lending                                                      least 100% of the current value of
  agent defaults                                                               securities loaned

- The collateral will be                                                     - The lending agents indemnify the Fund
  subject to the risks of the                                                  against borrower default
  securities in which it is
  invested                                                                   - The sub-adviser's collateral investment
                                                                               guidelines limit the quality and duration
                                                                               of collateral investment to minimize
                                                                               losses

                                                                             - Upon recall, the borrower must return the
                                                                               securities loaned within the normal
                                                                               settlement period

ILLIQUID HOLDINGS

- The Fund could have               - These holdings may offer more          - The Fund may not invest more than 15% of
  difficulty valuing these            attractive yields or potential growth    net assets in illiquid holdings
  holdings precisely                  than comparable widely traded
                                      securities                             - To maintain adequate liquidity to meet
- The Fund could be unable to                                                  redemptions, the Fund may hold investment
  sell these holdings at the                                                   grade short-term securities and for
  time or price it desires                                                     temporary or extraordinary purposes, may
                                                                               borrow from banks up to 33 1/3% of the
                                                                               value of its total assets

SHORT-TERM TRADING

- Increased trading could           - The Fund could realize gains in a      - The Fund generally avoids short-term
  raise the Fund's brokerage          short period of time                     trading, except to take advantage of
  and related costs                                                            attractive or unexpected opportunities or
                                    - The Fund could protect against losses    to meet demands generated by shareholder
- Increased short-term capital        if a stock is overvalued and its value   activity
  gains distributions could           later falls
  raise shareholders' income
  tax liability

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Fund Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. 811-21295

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-FISCES-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN INTERNATIONAL EQUITY FUNDS


INSTITUTIONAL CLASS SHARES


INTERNATIONAL EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSEST MANAGEMENT LOGO]

CONTENTS


International Equity Fund                                    1

The Fund's Management and Administration                     8

How to Do Business with the Fund                            10

    Purchasing Fund Shares                                  10

    Exchanging Fund Shares                                  13

    Redeeming Fund Shares                                   14

Shareholder Information                                     17

    Distributions and Taxes                                 17

    Availability of Proxy Voting Record                     17

    Portfolio Holdings Disclosure                           18

Risk and Reward Elements                                    19

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates          24

Appendix A - Legal Proceedings and Additional
Fee and Expense Information                                 25

How To Reach Us                                     BACK COVER

JPMORGAN
  INTERNATIONAL EQUITY FUND
  (FORMERLY JPMORGAN FLEMING INTERNATIONAL EQUITY FUND)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see page 20-24.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.


Under normal circumstances, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-   There is no assurance that the Fund will meet its investment objective.

-   The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser of the Fund is J.P. Morgan Investment Management Inc. (JPMIM). In managing the Fund, the sub-adviser will seek to diversify the Fund's portfolio by investing in at least three different issuers in other countries than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the sub-adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.

The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The sub-adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The sub-adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide

                                                     PROSPECTUS FEBRUARY 19 2005

adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-   are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

-   are uncomfortable with the risks of international investing

-   are looking for a less aggressive stock investment

-   require regular income or stability of principal

-   are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* As of the date of this prospectus, Institutional Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Index and the Lipper International Funds Index.


Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed in the past not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995      9.83%
1996     10.45%
1997      5.11%
1998     13.54%
1999     39.16%
2000    -16.59%
2001    -16.99%
2002    -12.29%
2003     31.93%
2004     18.64%

BEST QUARTER 4th quarter, 1999      27.13%
WORST QUARTER 3rd quarter, 2002    -19.71%


* The performance for the period before Institutional Class Shares were launched is based on the performance of the Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance of the Fund before 1/1/97 is based on the historical performance of one of the common trust funds maintained by a predecessor of JPMorgan Chase Bank and whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                             PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                18.64         (1.01)          6.72

Return After Taxes on Distributions                                18.43         (1.77)           N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares        12.37         (1.11)           N/A(1)
-----------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                20.25         (1.13)          5.62
-----------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                  18.59         (0.90)          7.70


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *  See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

  ^  Investors cannot invest directly in an index.


ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF AMOUNT REDEEMED/EXCHANGED*             2.00



  *  Applies only to shares purchased after February 18, 2005.


ESTIMATED ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                                                  0.80
DISTRIBUTION (RULE 12b-1) FEES                                                                   NONE
SHAREHOLDER SERVICE FEES                                                                         0.10
OTHER EXPENSES(1)                                                                                0.22
-----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                  1.12
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                       (0.17)
-----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                  0.95



(1) "Other Expenses" based on estimated expenses in the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waiver fees or reimburse the Fund to the extent that total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.95% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 2/28/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                 1 YEAR    3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         97        339        600      1,348

THE FUND'S MANAGEMENT
  AND ADMINISTRATION


The Fund is a series of J.P. Morgan Mutual Fund Series (Trust), a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMFAM (London) is the sub-adviser and makes the day-to-day investment decisions for the Fund. JPMIM pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London EC2Y9AQ.


JPMIM is wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. (JPMFAMH) which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (London) is a wholly-owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly-owned subsidiary of Robert Fleming Asset Management Limited, which is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly-owned by JPMFAMH.

During the most recent fiscal year ended 10/31/04, the adviser was paid a management fee (net of waivers), of 0.80% of average daily net assets.


THE PORTFOLIO MANAGERS

The portfolio management team is overseen by James Fisher, a Managing Director at JPMFAM (London). Mr. Fisher is the Director-in-charge of EAFE Funds. He has worked at JPMFAM (London) since 1985 in numerous investment roles. Mr. Fisher and Thomas Murray, a Vice President at JPMFAM (London), manage the Fund. Mr. Murray is a global sector specialist and has worked at JPMFAM (London) since 1996.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.


THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUND


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS, as the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-   Directly from the Fund through the Distributor.

WHO CAN BUY SHARES?
Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Fund followed by a redemption or exchange out of that Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-   JPMorgan Funds; or

-   The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-   The Fund receives the request by 4:00 p.m. ET.

-   You have contacted your Financial Intermediary, if necessary.

-   All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption order.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.


You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or


- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.


CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.


The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION


DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gain is distributed annually. You have three options for your distributions. You may:

-    reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of capital gains.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                           AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS

-   The Fund's share price and              -   Stocks have generally outperformed      -   Under normal circumstances the Fund
    performance will fluctuate in               more stable investments (such as            plans to remain fully invested in
    response to stock and bond market           bonds and cash equivalents) over the        accordance with its policies and may
    movements                                   long term                                   invest uninvested cash in affiliated
                                                                                            money market funds; equity
-   The value of most bonds will fall       -   Foreign investments, which represent        investments may include common
    when interest rates rise; the longer        a major portion of the world's              stock, convertible securities,
    a bond's maturity and the lower its         securities, offer attractive                preferred stocks, depositary
    credit quality, the more its value          potential performance and                   receipts (such as ADRs and EDRs),
    typically falls                             opportunities for diversification           trust or partnership interests,
                                                                                            warrants, rights, and investment
-   The Fund could lose money because of    -   Most bonds will rise in value when          company securities
    foreign government actions,                 interest rates fall
    political instability, or lack of                                                   -   The Fund seeks to limit risk and
    adequate and/or accurate information    -   Foreign bonds, which represent a            enhance performance through active
                                                major portion of the world's fixed          management, country allocation and
-   Investment risks tend to be higher          income securities, offer attractive         diversification
    in emerging markets; these markets          potential performance and
    also present higher liquidity and           opportunities for diversification       -   During severe market downturns, the
    valuation risks                                                                         Fund has the option of investing up
                                                                                            to 100% of assets in high quality
-   Adverse market conditions may from      -   Emerging markets can offer higher           short-term instruments
    time to time cause the Fund to take         returns
    temporary defensive positions that
    are inconsistent with its principal
    investment strategies and may hinder
    the Fund from achieving its
    investment objective

-   The Fund is non-diversified, which
    means that a relatively high
    percentage of the Fund's assets may
    be invested in a limited number of
    issuers. Therefore, its performance
    may be more vulnerable to changes in
    the market value of a single issuer
    or a group of issuers

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                           AND REWARD
MANAGEMENT CHOICES

-   The Fund could underperform its         -   The Fund could outperform its           -   The sub-adviser focuses their active
    benchmark due to its securities             benchmark due to these same choices         management on securities selection,
    choices and other management                                                            the area where it believes its
    decisions                                                                               commitment to research can most
                                                                                            enhance returns

FOREIGN CURRENCIES

-   Currency exchange rate movements        -   Favorable exchange rate movements       -   Except as noted earlier in this
    could reduce gains or create losses         could generate gains or reduce              prospectus, the Fund manages the
                                                losses                                      currency exposure of its foreign
-   Currency and investment risks tend                                                      investments relative to its
    to be higher in emerging markets;                                                       benchmark and may hedge a portion of
    these markets also present higher                                                       its foreign currency exposure into
    liquidity and valuation risks                                                           the U.S. dollar from time to time
                                                                                            (see also "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-   When the Fund buys securities before    -   The Fund can take advantage of          -   The Fund segregates liquid assets to
    issue or for delayed delivery, it           attractive transaction opportunities        offset leverage risk
    could be exposed to leverage risk if
    it does not segregate liquid assets

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                           AND REWARD
DERIVATIVES

-   Derivatives such as futures,            -   Hedges that correlate well with         -   The Fund uses derivatives for
    options, swaps, and forward foreign         underlying positions can reduce or          hedging and for risk management
    currency contracts(1) that are used         eliminate losses at low cost                (i.e., to establish or adjust
    for hedging the portfolio or                                                            exposure to particular securities,
    specific securities may not fully       -   The Fund could make money and               markets or currencies); risk
    offset the underlying positions and         protect against losses if the               management may include management of
    this could result in losses to the          investment analysis proves correct          the Fund's exposure relative to its
    Fund that would not have otherwise                                                      benchmark
    occurred                                -   Derivatives that involve leverage
                                                could generate substantial gains at     -   The Fund only establishes hedges
-   Derivatives used for risk management        low cost                                    that they expect will be highly
    or to increase the Fund's gain may                                                      correlated with underlying positions
    not have the intended effects and
    may result in losses or missed                                                      -   The Fund may use derivatives in an
    opportunities                                                                           effort to produce increased gains

-   The counterparty to a derivatives
    contract could default

-   Derivatives that involve leverage
    could magnify losses

-   Certain types of derivatives involve
    costs to a Fund which can reduce
    returns

-   Derivatives used for non-hedging
    purposes could cause losses that
    exceed the original investment

-   Derivatives may, for tax purposes,
    affect the character of gain and
    loss realized by the Fund,
    accelerate recognition of income to
    the Fund, affect the holding period
    of the Fund's assets and defer
    recognition of certain of the Fund's
    losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                           AND REWARD
SECURITIES LENDING

-   When the Fund lends a security,         -   The Fund may enhance income through     -   The sub-adviser maintains a list of
    there is a risk that the loaned             the investment of the collateral            approved borrowers
    securities may not be returned if           received from the borrower
    the borrower or the lending agent                                                   -   The Fund receives collateral equal
    defaults                                                                                to at least 100% of the current
                                                                                            value of securities loaned plus
-   The collateral will be subject to                                                       accrued interest
    the risks of the securities in which
    it is invested                                                                      -   The lending agents indemnify the
                                                                                            Fund against borrower default

                                                                                        -   The sub-adviser's collateral
                                                                                            investment guidelines limit the
                                                                                            quality and duration of collateral
                                                                                            investment to minimize losses

                                                                                        -   Upon recall, the borrower must
                                                                                            return the securities loaned within
                                                                                            the normal settlement period

ILLIQUID HOLDINGS

-   The Fund could have difficulty          -   These holdings may offer more           -   The Fund may not invest more than
    valuing these holdings precisely            attractive yields or potential              15% of net assets in illiquid
                                                growth than comparable widely traded        holdings
-   The Fund could be unable to sell            securities
    these holdings at the time or price                                                 -   To maintain adequate liquidity to
    it desires                                                                              meet redemptions, the Fund may hold
                                                                                            high quality short-term instruments
                                                                                            (including repurchase agreements)
                                                                                            and for temporary or extraordinary
                                                                                            purposes, may borrow from banks up
                                                                                            to 33 1/3% of the value of its total
                                                                                            assets

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                             POTENTIAL REWARDS                           AND REWARD
SHORT-TERM TRADING

-   Increased trading could raise the       -   The Fund could realize gains in a       -   The Fund generally avoids short-term
    Fund's brokerage and related costs          short period of time                        trading, except to take advantage of
                                                                                            attractive or unexpected
-   Increased short-term capital gains      -   The Fund could protect against              opportunities or to meet demands
    distributions could raise                   losses if a stock is overvalued and         generated by shareholder activity
    shareholders' income tax liability          its value later falls

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Fund and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Fund and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

APPENDIX A -- LEGAL PROCEEDINGS AND
  ADDITIONAL FEE AND EXPENSE
  INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net

Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.



FUND                                              CLASS        NET EXPENSE RATIO     GROSS EXPENSE RATIO
--------------------------------------        -------------    -----------------     -------------------
JPMorgan International Equity Fund            Institutional          0.95%                  1.12%



A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-   Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-   There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN INTERNATIONAL EQUITY FUND



                                              INSTITUTIONAL
                             -----------------------------------------------
                                          GROSS          NET            NET
                             ANNUAL    CUMULATIVE     CUMULATIVE      ANNUAL
FOR THE YEAR ENDED           COSTS       RETURN         RETURN        RETURN
--------------------------   ------    ----------     ----------      ------
February 28, 2005(a)          $   2         0.12%          0.10%       0.10%
February 28, 2006             $  97         5.13%          4.15%       4.05%
February 28, 2007             $ 119        10.39%          8.37%       4.05%
February 29, 2008             $ 124        15.91%         12.58%       3.88%
February 28, 2009             $ 129        21.70%         16.94%       3.88%
February 28, 2010             $ 134        27.79%         21.48%       3.88%
February 28, 2011             $ 139        34.17%         26.20%       3.88%
February 29, 2012             $ 144        40.88%         31.09%       3.88%
February 28, 2013             $ 150        47.93%         36.18%       3.88%
February 28, 2014             $ 155        55.32%         41.46%       3.88%
February 28, 2015             $ 162        63.09%         46.95%       3.88%


----------

(a) Information from February 19, 2005 through year end not annualized.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. is 811-21295.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-FIEI-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
SPECIALTY
FUNDS

CLASS A, CLASS B & CLASS C SHARES

GLOBAL HEALTHCARE FUND

MARKET NEUTRAL FUND (CLASS A AND CLASS B)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Global Healthcare Fund                                                         1

Market Neutral Fund                                                            8

The Funds' Management and Administration                                      14

How to Do Business with the Funds                                             16

    Purchasing Fund Shares                                                    16

    Sales Charges                                                             21

    Rule 12b-1 Fees                                                           26

    Exchanging Fund Shares                                                    27

    Redeeming Fund Shares                                                     28

Shareholder Information                                                       32

    Distributions and Taxes                                                   32

    Availability of Proxy Voting Record                                       32

    Portfolio Holdings Disclosure                                             33

Risk and Reward Elements                                                      34

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            40

Financial Highlights                                                          42

Appendix A--Legal Proceedings and
Additional Fee and Expense Information                                        46

How To Reach Us                                                       BACK COVER

JPMORGAN
  GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 34-39.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, healthcare, medicine and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Although under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser constructs a portfolio representing companies in the healthcare sector, which in its view have an exceptional return potential relative to other companies in this sector. The adviser's security selection focuses on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product positioning and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete.

                                                     PROSPECTUS FEBRUARY 19 2005


Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a global investment with growth potential to further diversify a portfolio

- are looking for the added rewards and are willing to accept the added risks of a fund that invests in the healthcare sector

The Fund is NOT designed for investors who:

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  are uncomfortable with the Fund's focus on the healthcare sector

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the MSCI World Healthcare Index, a broad-based securities market index, and the Lipper Health/Biotechnology Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2001       -13.48%
2002       -12.57%(2)
2003        19.34%
2004         3.17%

BEST QUARTER 2nd quarter, 2003        12.80%
WORST QUARTER 1st quarter, 2001      -15.73%


* The performance in the table for Class B and Class C, which are being launched on 2/19/05, is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The Fund's performance in the table for the period before Class A Shares were launched on 4/16/01 and the Fund's performance in the bar chart prior to 2002 are based on the performance of Select Class Shares of the Fund. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.


(1)  The Fund's fiscal year end is 10/31.

(2) Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004*,(1),(2)



                                                                                  PAST 1 YEAR    LIFE OF FUND(3)
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                                     (2.27)              1.22

Return After Taxes on Distributions                                                     (2.27)             (1.45)

Return After Taxes on Distributions and Sale of Fund Shares                             (1.48)             (1.18)
                                                                                  ------------------------------
CLASS B SHARES

Return Before Taxes                                                                     (1.83)             (0.42)
                                                                                  ------------------------------
CLASS C SHARES

Return Before Taxes                                                                      2.17               0.04
----------------------------------------------------------------------------------------------------------------
MSCI WORLD HEALTHCARE INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                                   6.00              (0.57)
----------------------------------------------------------------------------------------------------------------
LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                                  11.72              (0.64)



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.


(1)  The Fund's fiscal year end is 10/31.

(2)  The Fund commenced operations on 9/29/00.

(3) Performance for the indexes is as of 9/30/00. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES AND ESTIMATED INVESTOR EXPENSES FOR CLASS B AND CLASS C SHARES
The expenses of Class A Shares and estimated expenses of Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                             CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
----------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      5.25              NONE               NONE
----------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**            5.00               1.00
----------------------------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED***                                           2.00              2.00               2.00



  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

 ** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                             CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
----------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.85              0.85               0.85

DISTRIBUTION (RULE 12b-1) FEES                                         0.25              0.75               0.75

SHAREHOLDER SERVICE FEES                                               0.25              0.25               0.25

OTHER EXPENSES                                                        10.45(1)           1.23(2)            1.23(2)
----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                       11.80              3.08               3.08

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(3)                            (10.30)            (1.08)             (1.08)
----------------------------------------------------------------------------------------------------------------
NET EXPENSES(3)                                                        1.50              2.00               2.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) "Other Expenses" are based on estimated expenses for the current fiscal year.

(3) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50%, 2.00% and 2.00% respectively of their average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 2/28/06 and 2.75% thereafter through 2/18/15 for Class A Shares, and total annual operating expenses thereafter for Class B and Class C Shares.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                                           1 YEAR          3 YEARS          5 YEARS            10 YEARS
                                                           ------------------------------------------------------------
CLASS A SHARES* ($)                                           670            1,221            1,798               3,357
                                                           ------------------------------------------------------------
CLASS B SHARES** ($)                                          703            1,150            1,722               3,240***
                                                           ------------------------------------------------------------
CLASS C SHARES** ($)                                          303              850            1,522               3,317



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                                           1 YEAR          3 YEARS          5 YEARS            10 YEARS
                                                           ------------------------------------------------------------
CLASS A SHARES ($)                                            670            1,221            1,798               3,357
                                                           ------------------------------------------------------------
CLASS B SHARES ($)                                            203              850            1,522               3,240***
                                                           ------------------------------------------------------------
CLASS C SHARES ($)                                            203              850            1,522               3,317



  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  MARKET NEUTRAL FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 34-39.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  impact on the overall risk of the portfolio relative to the benchmark

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing long-term capital appreciation but want to minimize exposure to general stock market risk

- want returns that exceed those of 90-day U.S. Treasury Bills with controlled risk

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are seeking returns similar to those of typical stock funds

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury-Bill Index, a broad-based securities market index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1999      -0.05%
2000       8.38%
2001       7.43%
2002      -3.67%
2003       1.14%
2004       0.05%

BEST QUARTER 2nd quarter, 2001            4.63%
WORST QUARTER 4th quarter, 1999          -3.64%


* The Fund's performance in the table for the period before Class A and Class B Shares were launched on 2/28/02 and the Fund's performance in the bar chart prior to 1/1/03 are based on the performance of Institutional Class Shares of the Fund. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004*,(1),(2)



                                                                 PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                    (5.17)            1.43             1.09

Return After Taxes on Distributions                                    (5.32)            0.58            (0.06)

Return After Taxes on Distributions and Sale of Fund Shares            (3.16)            0.72             0.23
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                    (5.37)            1.86             1.61
--------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY-BILL INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                  1.33             2.95             3.27



After-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    See footnote on previous page.


(1)  The Fund's fiscal year end is 10/31.


(2)  The Fund commenced operations on 12/31/98.

(3)  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                             CLASS A SHARES     CLASS B SHARES
--------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                      5.25               NONE
--------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                      NONE**             5.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                             CLASS A SHARES     CLASS B SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                        1.25               1.25

DISTRIBUTION (RULE 12b-1) FEES                                                         0.25               0.75

SHAREHOLDER SERVICE FEES                                                               0.25               0.25

OTHER EXPENSES(1)                                                                      5.39               6.82
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                        7.14               9.07

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                             (5.64)             (7.07)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                        1.50               2.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses, expenses related to the deferred compensation plan and dividend expenses relating to short sales) exceed 1.50% and 2.00%, respectively, of their average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


- net expenses for Classes A and B of 1.50% and 2.00%, respectively, through 2/28/06 and 2.50% and 3.00%, respectively, thereafter through 2/28/15 pursuant to written agreements with affiliates of JPMorgan Chase.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:



                                         1 YEAR             3 YEARS             5 YEARS            10 YEARS
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                         670               1,172               1,700               3,141
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                        703               1,133               1,689               3,130***



IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:



                                         1 YEAR             3 YEARS             5 YEARS            10 YEARS
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES ($)                          670               1,172               1,700               3,141
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                          203                 833               1,489               3,130***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION


The Funds are series of JPMorgan Trust I, a Delaware statutory trust. The trust is governed by the trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                                         %
------------------------------------------------------------------------------
GLOBAL HEALTHCARE FUND                                                    0.00

MARKET NEUTRAL FUND                                                       0.45


THE PORTFOLIO MANAGERS


GLOBAL HEALTHCARE FUND
The portfolio is managed by Scott Braunstein and Georgina Perceval Maxwell. Mr. Braunstein is a portfolio manager and research analyst of pharmaceuticals and medical technology stocks and is a co-analyst of the Analyst Portfolio Strategy of JPMIM since July, 2004. Prior to joining JPMIM, he worked from 2000 to 2002 at Deutsche Bank Alex Brown and from 1999 to 2000 as Director of Operations for Defined Health. Ms. Maxwell is a portfolio manager in the Global Equity Group in London. She joined JPMIM in 1997 as an Asian specialist responsible for asset allocation of Asian Portfolios and stock selection in the Southeast Asian markets.


MARKET NEUTRAL FUND

The portfolio management team is comprised of Helge Skibeli, CFA, Managing Director of JPMIM and Terance Chen, CFA, Vice President of JPMIM. Mr. Skibeli is the head of the U.S. Equity Research Group. An employee since 1990, he was most recently head of JPMIM (Singapore) and head of Investment for Asia Pacific ex-Japan. Mr. Chen joined JPMIM in 1994 and is a portfolio manager in the U.S. Equity Group.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Class A, Class B and Class C Shares may be purchased by the general public.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower on-going Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and "click" on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUNDS(1)



                                       SALES
                                      CHARGE           SALES
                                      AS A %          CHARGE      COMMISSION
                                      OF THE          AS A %       AS A % OF
AMOUNT OF                           OFFERING         OF YOUR        OFFERING
PURCHASES                              PRICE      INVESTMENT           PRICE
----------------------------------------------------------------------------
LESS
THAN $50,000                            5.25            5.54            4.75

$50,000-
$99,999                                 4.50            4.71            4.05

$100,000-
$249,999                                3.50            3.63            3.05

$250,000-
$499,999                                2.50            2.56            2.05

$500,000-
$999,999                                2.00            2.04            1.60

$1,000,000
OR MORE*                                NONE            NONE                **



(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

* There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

   - The JPMorgan Funds.

   - JPMorgan Chase and its subsidiaries and affiliates.

4.   Bought by employees of:

   - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

   - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

   - Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

   - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

   - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

   - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

   - Tuition programs that qualify under Section 529 of the Internal Revenue
     Code.

   - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

   - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

   - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:


                                                            CDSC AS A % OF
YEARS                                                        DOLLAR AMOUNT
SINCE PURCHASE                                           SUBJECT TO CHARGE
--------------------------------------------------------------------------
0-1                                                                   5.00

1-2                                                                   4.00

2-3                                                                   3.00

3-4                                                                   3.00

4-5                                                                   2.00

5-6                                                                   1.00

More than 6                                                           NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES
Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:



                                                               CDSC AS A % OF
YEARS                                                           DOLLAR AMOUNT
SINCE PURCHASE                                              SUBJECT TO CHARGE
-----------------------------------------------------------------------------
0-1                                                                      1.00
After first year                                                         NONE



The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Fund:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.


7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES
No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES
Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund, and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B Shares or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the JPMorgan Global Healthcare Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the JPMorgan Global Healthcare Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

   - Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

   - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION


DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

The Global Healthcare Fund expects that its distributions will consist primarily of capital gains.

Investment income received by the Global Healthcare Fund from sources in foreign jurisdictions may have taxes withheld at the source.

Since it is anticipated that more than 50% of such Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  SPECIALTY FUNDS


RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                          POTENTIAL REWARDS                        AND REWARD
MARKET CONDITIONS

- Each Fund's share price and            - Stocks have generally outperformed     - Under normal circumstances each Fund
  performance will fluctuate in            more stable investments (such as         plans to remain fully invested in
  response to stock market movements       bonds and cash equivalents) over the     accordance with its policies. Equity
                                           long-term                                investments may include common
- The Global Healthcare Fund is                                                     stocks, convertible securities,
  non-diversified which means that a     - These same stocks could outperform       preferred stocks, depositary
  relatively high percentage of the        the general market and provide           receipts (such as ADRs and EDRs),
  Fund's assets may be invested in a       greater returns than more diversified    trust or partnership interests,
  limited number of issuers; therefore,    funds                                    warrants, rights and investment
  its performance may be more                                                       company securities. Each Fund may
  vulnerable to changes in the market                                               invest uninvested cash in affiliated
  value of a single issuer or a group                                               money market funds
  of issuers
                                                                                  - Each Fund seeks to limit risk and
- The Global Healthcare Fund invests in                                             enhance performace through active
  a relatively small number of stocks.                                              management and/or diversification
  If these stocks underperform the
  general market, the Fund could                                                  - During severe market downturns, each
  underperform more diversified funds                                               Fund has the option of investing up
                                                                                    to 100% of its assets in high
- Adverse market conditions may from                                                quality short-term insturments
  time to time cause each Fund to take
  temporary defensive positions that
  are inconsistent with its principal
  investment strategies and may hinder
  each Fund from achieving its
  investment objective

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                          POTENTIAL REWARDS                        AND REWARD
FOREIGN INVESTMENTS

- Currency exchange rate movements       - Favorable exchange rate movements      - Each Fund actively manages the
  could reduce gains or create losses      could generate gains or reduce losses    currency exposure of its foreign
                                                                                    investments relative to its
- A Fund could lose money because of     - Foreign investments, which represent     benchmark and may hedge back into
  foreign government actions, political    a major portion of the world's           the U.S. dollar from time to time
  instability or lack of adequate and      securities, offer attractive             (see also "Derivatives"); these
  accurate information                     potential performance and                currency management techniques may
                                           opportunities for diversification        not be available for certain
- Currency and investment risks tend to                                             emerging markets investments
  be higher in emerging markets; these   - Emerging markets can offer higher
  markets also present higher liquidity    returns                                - The Market Neutral Fund anticipates
  and valuation risks                                                               that its total foreign investments
                                                                                    will not exceed 20% of its assets

MANAGEMENT CHOICES

- A Fund could underperform its          - A Fund could outperform its benchmark  - The adviser focuses its active
  benchmark due to its securities and      due to these same choices                management on those areas where it
  asset allocation choices                                                          believes its commitment to research
                                                                                    can most enhance returns and manage
                                                                                    risks in a consistent way

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                          POTENTIAL REWARDS                        AND REWARD
SECURITIES LENDING

- When each Fund lends a security,       - Each Fund may enhance income through   - The adviser maintains a list of
  there is a risk that the loaned          the investment of the collateral         approved borrowers
  securities may not be returned if the    received from the borrower
  borrower or the lending agent                                                   - Each Fund receives collateral equal
  defaults                                                                          to at least 100% of the current
                                                                                    value of the securities loaned plus
- The collateral will be subject to the                                             accrued interest
  risks of the securities in which it
  is invested                                                                     - The lending agents indemnify the
                                                                                    Funds against borrower default

                                                                                  - The adviser's collateral investment
                                                                                    guidelines limit the quality and
                                                                                    duration of collateral investment to
                                                                                    minimize losses

                                                                                  - Upon recall, the borrower must
                                                                                    return the securities loaned within
                                                                                    the normal settlement period

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                          POTENTIAL REWARDS                        AND REWARD
DERIVATIVES

- Derivatives such as futures, options,  - Hedges that correlate well with        - Each Fund uses derivatives, such as
  swaps and forward foreign currency       underlying positions can reduce or       futures, options, swaps and forward
  contracts(1) that are used for           eliminate losses at low cost             foreign currency contracts, for
  hedging the portfolio or specific                                                 hedging and for risk management
  securities may not fully offset the    - A Fund could make money and protect      (i.e., to establish or adjust
  underlying positions and this could      against losses if management's           exposure to particular securities,
  result in losses to a Fund that would    analysis proves correct                  markets or currencies); risk
  not have otherwise occurred                                                       management may include management of
                                         - Derivatives that involve leverage        the Fund's exposure relative to its
- Derivatives used for risk management     could generate substantial gains at      benchmark
  may not have the intended effects and    low cost
  may result in losses or missed                                                  - Each Fund only establishes hedges
  opportunities                                                                     that it expects will be highly
                                                                                    correlated with underlying positions
- The counterparty to a derivatives
  contract could default                                                          - While each Fund may use derivatives
                                                                                    that incidentally involve leverage,
- Derivatives that involve leverage                                                 it does not use them for the
  could magnify losses                                                              specific purpose of leveraging its
                                                                                    portfolios
- Certain types of derivatives involve
  costs to a Fund which can reduce
  returns

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                          POTENTIAL REWARDS                        AND REWARD
ILLIQUID HOLDINGS

- Each Fund could have difficulty        - These holdings may offer more          - No Fund may invest more than 15% of
  valuing these holdings precisely         attractive yields or potential growth    net assets in illiquid holdings
                                           than comparable widely traded
- Each Fund could be unable to sell        securities                             - To maintain adequate liquidity to
  these holdings at the time or price                                               meet redemptions, each Fund may hold
  desired                                                                           high quality short-term instruments
                                                                                    (including repurchase agreements)
                                                                                    and, for temporary or extraordinary
                                                                                    purposes, may borrow from banks up
                                                                                    to 33 1/3% of the value of its total
                                                                                    assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities before     - A Fund can take advantage of           - The Funds segregate liquid assets to
  issue or for delayed delivery, it        attractive transaction opportunities     offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise each     - Each Fund could realize gains in a     - The Funds generally avoid short-term
  Fund's transaction costs                 short period of time                     trading, except to take advantage of
                                                                                    attractive or unexpected
- Increased short-term capital gains     - Each Fund could protect against          opportunities or to meet demands
  distributions could raise                losses if a stock is overvalued and      generated by shareholder activity
  shareholders' income tax liability       its value later falls

                                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                          POTENTIAL REWARDS                        AND REWARD
SHORT SELLING - MARKET NEUTRAL
FUND

- Short sales may not have the intended  - The Fund could make money and protect  - The Fund will not engage in short
  effects and may result in losses         against losses if management's           selling if the total market value of
                                           analysis proves correct                  all securities sold short would
- The Fund may not be able to close out                                             exceed 100% of the Fund's net assets
  a short position at a particular time  - Short selling may allow the Fund to
  or at an acceptable price                generate positive returns in           - The Fund sets aside liquid assets in
                                           declining markets                        segregated or broker accounts to
- The Fund may not be able to borrow                                                cover short positions and offset a
  certain securities to sell short,                                                 portion of the leverage risk
  resulting in missed opportunities
                                                                                  - The Fund makes short sales through
- Segregated accounts with respect to                                               brokers that the adviser has
  short sales may limit the Fund's                                                  determined to be highly creditworthy
  investment flexibility

- Short sales involve leverage risk,
  credit exposure to the brokers that
  execute the short sale and retain the
  proceeds, have no cap on maximum
  losses and gains are limited to the
  price of the stock at the time of the
  short sale

- If the SEC staff changes its current
  policy of permitting brokers
  executing the Fund's short sales to
  hold proceeds of such short sales,
  the cost of such transactions would
  increase significantly and the Fund
  may be required to cease operations
  or change its investment objective

LEGAL PROCEEDINGS RELATING TO
   BANC ONE INVESTMENT ADVISORS
   CORPORATION AND CERTAIN OF ITS AFFILIATES

Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

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

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request. Because Class B and Class C Shares of the Global Healthcare Fund had not commenced operations as of the end of the Fund's last fiscal year, financial highlights for those classes are not included in this prospectus.

CLASS A SHARES



                                                                PER SHARE OPERATING PERFORMANCE:
                             -----------------------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                       ------------------------------------  -----------------------------------------------------
                                                      NET GAINS
                                                   OR LOSSES ON
                             NET ASSET        NET    SECURITIES               DIVIDENDS
                                VALUE, INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS                     CAPITAL
                             BEGINNING     INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL        SHARE
                             OF PERIOD     (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS TRANSACTIONS
GLOBAL HEALTHCARE FUND
Year Ended 10/31/04          $   13.13      (0.05)^        0.56        0.51          --             --             --           --
Year Ended 10/31/03          $   12.27      (0.05)^        1.17        1.12        0.26             --           0.26           --
Year Ended 10/31/02          $   13.79      (0.10)^       (2.44)      (2.54)       0.06             --           0.06         1.08^^
4/16/01** Through 10/31/01   $   13.64      (0.05)^        0.20        0.15          --             --             --           --

MARKET NEUTRAL FUND
Year Ended 10/31/04          $   14.01      (0.03)^        0.20        0.17          --             --             --           --
Year Ended 10/31/03          $   13.99      (0.09)^        0.23        0.14        0.03           0.09           0.12           --
2/28/02** Through 10/31/02   $   14.64      (0.02)^       (0.62)      (0.64)       0.01             --           0.01           --



 **  Commencement of offering of share class.
  ^  Calculated based upon average shares outstanding.
 ^^ Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions. Total return would be approximately (17.77%) exclusive of such transaction.
(1)  Total return figures do not include the effect of any front-end sales load.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                      PER SHARE OPERATING PERFORMANCE:     RATIOS/SUPPLEMENTAL DATA:
                                      --------------------------------     -------------------------
                                          NET ASSET                               NET ASSETS,
                                         VALUE, END       TOTAL                        END OF
                                          OF PERIOD      RETURN (1)(b)                 PERIOD
                                                                                  (THOUSANDS)
GLOBAL HEALTHCARE FUND
Year Ended 10/31/04                      $    13.64        3.88%                  $       169
Year Ended 10/31/03                      $    13.13        9.29%                  $       138
Year Ended 10/31/02                      $    12.27      (10.63%)^^               $       112
4/16/01** Through 10/31/01               $    13.79        1.10%                  $        59

MARKET NEUTRAL FUND
Year Ended 10/31/04                      $    14.18        1.21%                  $     1,222
Year Ended 10/31/03                      $    14.01        0.97%                  $       220
2/28/02** Through 10/31/02               $    13.99       (4.38%)                 $        62

                                                              RATIOS/SUPPLEMENTAL DATA:
                             ------------------------------------------------------------------------------------------------
                                                             RATIOS TO AVERAGE NET ASSETS: #
                                          ----------------------------------------------------------------------
                                                                               EXPENSES
                                    NET          NET                   WITHOUT WAIVERS,           NET INVESTMENT
                               EXPENSES     EXPENSES          NET        REIMBURSEMENTS            INCOME (LOSS)
                             (INCLUDING   (EXCLUDING   INVESTMENT  AND EARNINGS CREDITS         WITHOUT WAIVERS,    PORTFOLIO
                               DIVIDEND     DIVIDEND       INCOME   (INCLUDING DIVIDEND           REIMBURSEMENTS     TURNOVER
                               EXPENSE)     EXPENSE)       (LOSS)              EXPENSE)     AND EARNINGS CREDITS     RATE (b)
GLOBAL HEALTHCARE FUND
Year Ended 10/31/04                1.75%        1.75%       (0.33%)               12.25%~                 (10.83%)~        65%
Year Ended 10/31/03                1.75%        1.75%       (0.41%)               23.28%~                 (21.94%)~        56%
Year Ended 10/31/02                1.75%        1.75%       (0.72%)               36.66%~                 (35.63%)~        56%
4/16/01** Through 10/31/01         1.74%        1.74%       (0.72%)               34.18%~                 (33.16%)~        57%

MARKET NEUTRAL FUND
Year Ended 10/31/04                3.14%        1.50%       (0.58%)                7.44%                   (4.88%)        200%
Year Ended 10/31/03                3.34%        1.50%       (0.67%)               11.93%                   (9.26%)        114%
2/28/02** Through 10/31/02         3.29%        1.50%       (0.21%)               28.80%~                 (25.72%)~       138%

CLASS B SHARES



                                                         PER SHARE OPERATING PERFORMANCE:
                             ----------------------------------------------------------------------------------------
                                         INCOME FROM INVESTMENT OPERATIONS:           LESS DISTRIBUTIONS:
                                       ------------------------------------  ----------------------------------------
                                                      NET GAINS
                                                   OR LOSSES ON
                             NET ASSET        NET    SECURITIES               DIVIDENDS
                                VALUE, INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                             BEGINNING     INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL
                             OF PERIOD     (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS
MARKET NEUTRAL FUND
Year Ended 10/31/04          $   13.91      (0.16)^        0.25        0.09          --             --             --
Year Ended 10/31/03          $   13.95      (0.16)^        0.23        0.07        0.02           0.09           0.11
2/28/02** Through 10/31/02   $   14.64      (0.05)^       (0.64)      (0.69)         --+            --             --+



 **  Commencement of offering of share class.
  ^  Calculated based upon average shares outstanding.
  +  Amount is less than $0.005.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ~ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                      PER SHARE OPERATING PERFORMANCE:     RATIOS/SUPPLEMENTAL DATA:
                                      --------------------------------     -------------------------
                                          NET ASSET                               NET ASSETS,
                                         VALUE, END       TOTAL                        END OF
                                          OF PERIOD      RETURN (1)(b)                 PERIOD
                                                                                  (THOUSANDS)
MARKET NEUTRAL FUND
Year Ended 10/31/04                      $    14.00        0.65%                  $       243
Year Ended 10/31/03                      $    13.91        0.48%                  $       200
2/28/02** Through 10/31/02               $    13.95       (4.69%)                 $        86

                                                             RATIOS/SUPPLEMENTAL DATA:
                             ------------------------------------------------------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------------------------------------------------------------
                                                                               EXPENSES
                                    NET         NET                    WITHOUT WAIVERS,           NET INVESTMENT
                               EXPENSES    EXPENSES         NET          REIMBURSEMENTS            INCOME (LOSS)
                             (INCLUDING  (EXCLUDING  INVESTMENT    AND EARNINGS CREDITS         WITHOUT WAIVERS,    PORTFOLIO
                               DIVIDEND    DIVIDEND      INCOME     (INCLUDING DIVIDEND           REIMBURSEMENTS     TURNOVER
                               EXPENSE)    EXPENSE)      (LOSS)                EXPENSE)     AND EARNINGS CREDITS     RATE (b)
MARKET NEUTRAL FUND
Year Ended 10/31/04                3.64%       2.00%      (1.20%)                  9.37%                   (6.93%)        200%
Year Ended 10/31/03                3.84%       2.00%      (1.19%)                 12.46%                   (9.81%)        114%
2/28/02** Through 10/31/02         3.79%       2.00%      (0.57%)                 27.44%~                 (24.22%)~       138%

APPENDIX A--LEGAL PROCEEDINGS
  AND ADDITIONAL FEE AND EXPENSE
  INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net

Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.



FUND                                                      CLASS        NET EXPENSE RATIO   GROSS EXPENSE RATIO
-------------------------------------------------      -----------     -----------------   -------------------
JPMorgan Global Healthcare Fund                             A                  1.50%               11.80%
                                                            B                  2.00%                3.08%
                                                            C                  2.00%                3.08%



A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter. The Net Expense Ratio for Class A shown above is in effect through 2/28/06 and is 2.75% through 2/18/15.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN GLOBAL HEALTHCARE FUND--CLASS A SHARES



                                         GROSS        NET       NET
                             ANNUAL   CUMULATIVE  CUMULATIVE  ANNUAL
FOR THE YEAR ENDED            COSTS     RETURN      RETURN    RETURN
------------------------     ------   ----------  ----------  ------
February 28, 2005(a)          $ 529       0.12%       0.09%    0.09%
February 28, 2006             $ 145       5.13%       3.59%    3.50%
February 28, 2007             $ 273      10.39%       5.92%    2.25%
February 29, 2008             $ 279      15.91%       8.30%    2.25%
February 28, 2009             $ 285      21.70%      10.74%    2.25%
February 28, 2010             $ 292      27.79%      13.23%    2.25%
February 28, 2011             $ 298      34.17%      15.78%    2.25%
February 28, 2012             $ 305      40.88%      18.38%    2.25%
February 28, 2013             $ 312      47.93%      21.05%    2.25%
February 28, 2014             $ 319      55.32%      23.77%    2.25%
February 28, 2015             $ 326      63.09%      26.56%    2.25%


----------

(a)  Information from February 19, 2005 through year end not annualized.

JPMORGAN GLOBAL HEALTHCARE FUND--CLASS B SHARES(1)



                                         GROSS        NET       NET
                             ANNUAL   CUMULATIVE  CUMULATIVE  ANNUAL
FOR THE YEAR ENDED            COSTS     RETURN      RETURN    RETURN
------------------------     ------   ----------  ----------  ------
February 28, 2005(a)          $   5       0.12%       0.07%    0.07%
February 28, 2006             $ 203       5.13%       3.08%    3.00%
February 28, 2007             $ 321      10.39%       5.06%    1.92%
February 29, 2008             $ 327      15.91%       7.07%    1.92%
February 28, 2009             $ 333      21.70%       9.13%    1.92%
February 28, 2010             $ 339      27.79%      11.22%    1.92%
February 28, 2011             $ 346      34.17%      13.36%    1.92%
February 28, 2012             $ 352      40.88%      15.54%    1.92%
February 28, 2013             $ 359      47.93%      17.75%    1.92%
February 28, 2014             $ 327      55.32%      20.40%    2.25%
February 28, 2015             $ 335      63.09%      23.11%    2.25%


----------

(1) Class B Shares automatically convert to Class A Shares after eight (8) years.
(a)  Information from February 19, 2005 through year end not annualized.

JPMORGAN GLOBAL HEALTHCARE FUND--CLASS C SHARES



                                         GROSS        NET       NET
                             ANNUAL   CUMULATIVE  CUMULATIVE  ANNUAL
FOR THE YEAR ENDED            COSTS     RETURN      RETURN    RETURN
------------------------     ------   ----------  ----------  ------
February 28, 2005(a)          $   5       0.12%       0.07%    0.07%
February 28, 2006             $ 203       5.13%       3.08%    3.00%
February 28, 2007             $ 321      10.39%       5.06%    1.92%
February 29, 2008             $ 327      15.91%       7.07%    1.92%
February 28, 2009             $ 333      21.70%       9.13%    1.92%
February 28, 2010             $ 339      27.79%      11.22%    1.92%
February 28, 2011             $ 346      34.17%      13.36%    1.92%
February 28, 2012             $ 352      40.88%      15.54%    1.92%
February 28, 2013             $ 359      47.93%      17.75%    1.92%
February 28, 2014             $ 366      55.32%      20.01%    1.92%
February 28, 2015             $ 373      63.09%      22.32%    1.92%


----------

(a)  Information from February 19, 2005 through year end not annualized.

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

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


HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.

(C)JPMorgan Chase & Co. All Rights Reserved. February 2005


[JPMORGAN ASSET MANAGEMENT LOGO]

PR-SPECABC-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
SPECIALTY
FUNDS

SELECT CLASS SHARES


GLOBAL HEALTHCARE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Global Healthcare Fund                                                      1

The Fund's Management and Administration                                    8

How to Do Business with the Fund                                           10

    Purchasing Fund Shares                                                 10

    Exchanging Fund Shares                                                 14

    Redeeming Fund Shares                                                  14

Shareholder Information                                                    17

    Distributions and Taxes                                                17

    Availability of Proxy Voting Record                                    17

    Portfolio Holdings Disclosure                                          18

Risk and Reward Elements                                                   19

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                         23

Financial Highlights                                                       24

Appendix A -- Legal Proceedings and Additional Fee
and Expense Information                                                    26

How to Reach Us                                                    BACK COVER

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 19-22.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. Under normal circumstances, the Fund invests at least 80% of the value of its Assets in companies that derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, healthcare, medicine and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Although under normal circumstances, the Fund plans to remain fully invested, it may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in a universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period-often as much as five years-rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser constructs a portfolio representing companies in the healthcare sector, which in its view have an exceptional return potential relative to other companies in this sector. The adviser's security selection focuses on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product positioning and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, less concentrated mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product and may have persistent losses during a new product's transition from development to production or erratic

                                                     PROSPECTUS FEBRUARY 19 2005


revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add a global investment with growth potential to further diversify a portfolio

- are looking for the added rewards and are willing to accept the added risks of a fund that invests in the healthcare sector

The Fund is NOT designed for investors who:

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are uncomfortable with the risks of international investing

-  are looking for a less aggressive stock investment

-  are uncomfortable with the Fund's focus on the healthcare sector

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the MSCI World Healthcare Index, a broad-based securities market index, and the Lipper Health/Biotechnology Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2001            -13.48%
2002            -19.26%
2003             19.54%
2004              3.44%

BEST QUARTER 2nd quarter, 2003                  12.88%
WORST QUARTER 1st quarter, 2001                -15.73%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1),(2)



                                                                           PAST 1 YEAR           LIFE OF FUND(1)
----------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                                 3.44                   (1.67)

Return After Taxes on Distributions                                                 3.44                   (1.94)

Return After Taxes on Distributions and Sale of Fund Shares                         2.23                   (1.59)
----------------------------------------------------------------------------------------------------------------
MSCI WORLD HEALTHCARE INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                              6.00                   (0.57)
----------------------------------------------------------------------------------------------------------------
LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                             11.72                   (0.64)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  See footnote on previous page.

(2)  The Fund commenced operations on 9/29/00.

(3) Performance for the indexes is as of 9/30/00. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS
AS A % OF AMOUNT REDEEMED/EXCHANGED*                                    2.00



* Applies only to shares purchased after February 18, 2005.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.85

DISTRIBUTION (RULE 12b-1) FEES                                          NONE

SHAREHOLDER SERVICE FEES                                                0.25

OTHER EXPENSES(1)                                                       2.67
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         3.77

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (2.52)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.25



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/06 and 2.50% through 2/18/15.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)               127        659      1,218      2,742

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust. The trust is governed by the trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/04 the adviser was paid management fees (net of waivers), 0.00% of average daily net assets.

THE PORTFOLIO MANAGER
The portfolio management team is managed by Scott Braunstein and Georgina Perceval Maxwell. Mr. Braunstein is a portfolio manager and research analyst of pharmaceuticals and medical technology stocks and is a co-analyst of the Analyst Portfolio Strategy of JPMIM since July, 2004. Prior to joining JPMIM, he worked from 2000 to 2002 at Deutsche Bank Alex Brown and from 1999 to 2000 as Director of Operations for Defined Health. Ms. Maxwell is a portfolio manager in the Global Equity Group in London. She joined JPMIM in 1997 as an Asian specialist responsible for asset allocation of Asian Portfolios and stock selection in the Southeast Asian markets.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?
Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005, but they may not open new Select Class Shares accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A accounts.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares - When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Select Class Shares of a Fund may be exchanged for Select Class Shares of another JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?
Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges (See "Do I pay a redemption fee?" below).

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.


You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or


- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.

DO I PAY A REDEMPTION FEE?

If you sell your shares of the Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.


Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.


2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Fund may suspend your ability to redeem when:


1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);


3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and they can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

The Fund expects that its distributions will consist primarily of capital gains.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source.

Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that they paid.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.


The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.


The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN SPECIALTY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.



                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                   AND REWARD
MARKET CONDITIONS

-  The Fund's share price and      -  Stocks have generally            -  Under normal circumstances the Fund plans
   performance will fluctuate in      outperformed more stable            to remain fully invested in accordance
   response to stock market           investments (such as bonds and      with its policies. Equity investments may
   movements                          cash equivalents) over the          include common stocks, convertible
                                      long term                           securities, preferred stocks, depositary
-  The Fund is non-diversified                                            receipts (such as ADRs and EDRs), trust
   which means that a relatively   -  These same stocks could             or partnership interests, warrants,
   high percentage of the Fund's      outperform the general market       rights and investment company securities.
   assets may be invested in a        and provide greater returns         The Fund may invest uninvested cash in
   limited number of issuers;         than more diversified funds         affiliated money market funds
   therefore, its performance
   may be more vulnerable to                                           -  The Fund seeks to limit risk and enhance
   changes in the market value                                            performance through active management
   of a single issuer or a group                                          and/or diversification
   of issuers
                                                                       -  During severe market downturns, the Fund
-  The Fund invests in a                                                  has the option of investing up to 100% of
   relatively small number of                                             its assets in high quality short-term
   stocks. If these stocks                                                instruments
   underperform the general
   market, the Fund could
   underperform more diversified
   funds

-  Adverse market conditions may
   from time to time cause the
   Fund to take temporary
   defensive positions that are
   inconsistent with its
   principal investment
   strategies and may hinder the
   Fund from achieving its
   investment objective

                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                   AND REWARD
FOREIGN INVESTMENTS

-  Currency exchange rate          -  Favorable exchange rate          -  The Fund actively manages the currency
   movements could reduce gains       movements could generate gains      exposure of its foreign investments
   or create losses                   or reduce losses                    relative to its benchmark and may hedge
                                                                          back into the U.S. dollar from time to
-  The Fund could lose money       -  Foreign investments, which          time (see also "Derivatives"); these
   because of foreign government      represent a major portion of        currency management techniques may not be
   actions, political                 the world's securities, offer       available for certain emerging markets
   instability or lack of             attractive potential                investments
   adequate and accurate              performance and opportunities
   information                        for diversification

-  Currency and investment risks   -  Emerging markets can offer
   tend to be higher in emerging      higher returns
   markets; these markets also
   present higher liquidity and
   valuation risks

MANAGEMENT CHOICES

-  The Fund could underperform     -  The Fund could outperform its    -  The adviser focuses its active management
   its benchmark due to its           benchmark due to these same         on those areas where it believes its
   securities and asset               choices                             commitment to research can most enhance
   allocation choices                                                     returns and manage risks in a consistent
                                                                          way

SECURITIES LENDING

-  When the Fund lends a           -  The Fund may enhance income      -  The adviser maintains a list of approved
   security, there is a risk          through the investment of the       borrowers
   that the loaned securities         collateral received from the
   may not be returned if the         borrower                         -  The Fund receives collateral equal to at
   borrower or the lending agent                                          least 100% of the current value of the
   defaults                                                               securities loaned plus accrued interest

-  The collateral will be                                              -  The lending agents indemnify the Fund
   subject to the risks of the                                            against borrower default
   securities in which it is
   invested                                                            -  The adviser's collateral investment
                                                                          guidelines limit the quality and duration
                                                                          of collateral investment to minimize
                                                                          losses

                                                                       -  Upon recall, the borrower must return the
                                                                          securities loaned within the normal
                                                                          settlement period

                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                   AND REWARD
DERIVATIVES

-  Derivatives such as futures,    -  Hedges that correlate well       -  The Fund uses derivatives, such as
   options, swaps and forward         with underlying positions can       futures, options, swaps and forward
   foreign currency contracts(1)      reduce or eliminate losses at       foreign currency contracts, for hedging
   that are used for hedging the      low cost                            and for risk management (i.e., to
   portfolio or specific                                                  establish or adjust exposure to
   securities may not fully        -  The Fund could make money and       particular securities, markets or
   offset the underlying              protect against losses if           currencies); risk management may include
   positions and this could           management's analysis proves        management of the Fund's exposure
   result in losses to the Fund       correct                             relative to its benchmark
   that would not have otherwise
   occurred                        -  Derivatives that involve         -  The Fund only establishes hedges that it
                                      leverage could generate             expects will be highly correlated with
-  Derivatives used for risk          substantial gains at low cost       underlying positions
   management may not have the
   intended effects and may                                            -  While the Fund may use derivatives that
   result in losses or missed                                             incidentally involve leverage, it does
   opportunities                                                          not use them for the specific purpose of
                                                                          leveraging its portfolios
-  The counterparty to a
   derivatives contract could
   default

-  Derivatives that involve
   leverage could magnify losses

-  Certain types of derivatives
   involve costs to the Fund
   which can reduce returns

-  Derivatives may, for tax
   purposes, affect the
   character of gain and loss
   realized by the Fund,
   accelerate recognition of
   income to the Fund, affect
   the holding period of the
   Fund's assets and defer
   recognition of certain of the
   Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                       POLICIES TO BALANCE RISK
POTENTIAL RISKS                    POTENTIAL REWARDS                   AND REWARD
ILLIQUID HOLDINGS

-  The Fund could have             -  These holdings may offer more    -  The Fund may not invest more than 15% of
   difficulty valuing these           attractive yields or potential      net assets in illiquid holdings
   holdings precisely                 growth than comparable widely
                                      traded securities                -  To maintain adequate liquidity to meet
-  The Fund could be unable to                                            redemptions, the Fund may hold high
   sell these holdings at the                                             quality short-term instruments (including
   time or price desired                                                  repurchase agreements) and, for temporary
                                                                          or extraordinary purposes, may borrow
                                                                          from banks up to 33 1/3% of the value of
                                                                          its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities   -  The Fund can take advantage of   -  The Fund segregates liquid assets to
   before issue or for delayed        attractive transaction              offset leverage risks
   delivery, it could be exposed      opportunities
   to leverage risk if it does
   not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise   -  The Fund could realize gains     -  The Fund generally avoid short-term
   the Fund's transaction costs       in a short period of time           trading, except to take advantage of
                                                                          attractive or unexpected opportunities or
-  Increased short-term capital    -  The Fund could protect against      to meet demands generated by shareholder
   gains distributions could          losses if a stock is                activity
   raise shareholders' income         overvalued and its value later
   tax liability                      falls

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


SELECT CLASS SHARES



                                                          PER SHARE OPERATING PERFORMANCE:
                           ---------------------------------------------------------------------------------------------------------
                                          INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                       -------------------------------------  ------------------------------------------------------
                                                       NET GAINS
                                                    OR LOSSES ON
                            NET ASSET         NET     SECURITIES               DIVIDENDS
                               VALUE,  INVESTMENT          (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS                      CAPITAL
                            BEGINNING      INCOME   REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL          TOTAL         SHARE
                            OF PERIOD      (LOSS)    UNREALIZED)  OPERATIONS      INCOME          GAINS  DISTRIBUTIONS  TRANSACTIONS
GLOBAL HEALTHCARE FUND

Year Ended 10/31/04        $    12.11       (0.01)^         0.51        0.50          --             --             --          --
Year Ended 10/31/03        $    11.31       (0.01)^         1.07        1.06        0.26             --           0.26          --
Year Ended 10/31/02        $    13.81       (0.03)^        (2.38)      (2.41)       0.09             --           0.09          --
Year Ended 10/31/01        $    15.11       (0.03)^        (1.26)      (1.29)       0.01             --           0.01          --
9/29/00* Through 10/31/00  $    15.00        0.03           0.08        0.11          --             --             --          --



  *  Commencement of operations.
  ^  Calculated based upon average shares outstanding.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                           PER SHARE OPERATING PERFORMANCE:
                           -----------------------------------
                               NET ASSET
                              VALUE, END              TOTAL
                               OF PERIOD             RETURN(b)
Year Ended 10/31/04        $       12.61               4.13%
Year Ended 10/31/03        $       12.11               9.59%
Year Ended 10/31/02        $       11.31             (17.54%)
Year Ended 10/31/01        $       13.81              (8.55%)
9/29/00* Through 10/31/00  $       15.11               0.73%

                                                              RATIOS/SUPPLEMENTAL DATA:
                           -------------------------------------------------------------------------------------------------
                                                             RATIOS TO AVERAGE NET ASSETS: #
                                          --------------------------------------------------------------------
                                                                                                NET INVESTMENT
                            NET ASSETS,                     NET               EXPENSES           INCOME (LOSS)
                                 END OF              INVESTMENT       WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                 PERIOD        NET       INCOME         REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                            (THOUSANDS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS    AND EARNINGS CREDITS       RATE(b)
Year Ended 10/31/04        $      6,618       1.50%       (0.05%)                 4.22%                  (2.77%)          65%
Year Ended 10/31/03        $     10,153       1.50%       (0.04%)                 3.44%                  (1.98%)          56%
Year Ended 10/31/02        $     16,289       1.50%       (0.22%)                 2.62%                  (1.34%)          56%
Year Ended 10/31/01        $     30,782       1.50%       (0.20%)                 2.24%                  (0.94%)          57%
9/29/00* Through 10/31/00  $     35,809       1.50%        1.02%                  4.52%                  (2.00%)           3%

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION


  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates", over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net

Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable. THE AFFECTED FUND OFFERED IN THIS PROSPECTUS IS NOT SUBJECT TO A REDUCED RATE.



FUND                                        CLASS        NET EXPENSE RATIO    GROSS EXPENSE RATIO
----------------------------------        ---------      -----------------    -------------------
JPMorgan Global Healthcare Fund             Select             1.25%                 3.77%



A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On February 19, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter. The Net Expense Ratio for Select Class shown above is in effect through 2/28/06 and is 2.50% through 2/18/15.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN GLOBAL HEALTHCARE FUND



                                                                         SELECT CLASS SHARES
                                                     -----------------------------------------------------------
                                                                       GROSS            NET             NET
                                                        ANNUAL       CUMULATIVE      CUMULATIVE        ANNUAL
FOR THE YEAR ENDED                                      COSTS          RETURN          RETURN          RETURN
--------------------------------------------------   ------------   ------------    ------------    ------------
February 28, 2005(a)                                 $          3           0.12%           0.09%           0.09%
February 28, 2006                                    $        127           5.13%           3.85%           3.75%
February 28, 2007                                    $        263          10.39%           6.44%           2.50%
February 29, 2008                                    $        269          15.91%           9.10%           2.50%
February 28, 2009                                    $        276          21.70%          11.83%           2.50%
February 28, 2010                                    $        283          27.79%          14.63%           2.50%
February 28, 2011                                    $        290          34.17%          17.49%           2.50%
February 28, 2012                                    $        297          40.88%          20.43%           2.50%
February 28, 2013                                    $        305          47.93%          23.44%           2.50%
February 28, 2014                                    $        312          55.32%          26.53%           2.50%
February 28, 2015                                    $        320          63.09%          29.69%           2.50%


----------

(a)  Information from February 19, 2005 through year end not annualized.

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

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.

(C)JPMorgan Chase & Co. All Rights Reserved. February 2005


PR-SPECS-205

                                                [JPMORGAN ASSET MANAGEMENT LOGO]

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
SPECIALTY
FUNDS


INSTITUTIONAL CLASS SHARES


MARKET NEUTRAL FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Market Neutral Fund                                                            1

The Fund's Management and Administration                                       7

How to Do Business with the Fund                                               9

    Purchasing Fund Shares                                                     9

    Exchanging Fund Shares                                                    12

    Redeeming Fund Shares                                                     13

Shareholder Information                                                       15

    Distributions and Taxes                                                   15

    Availability of Proxy Voting Record                                       15

    Portfolio Holdings Disclosure                                             15

Risk and Reward Elements                                                      17

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            22

Financial Highlights                                                          24

How To Reach Us                                                       BACK COVER

JPMORGAN
  MARKET NEUTRAL FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 17-21.


THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.


THE FUND'S MAIN INVESTMENT STRATEGY
The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short positions are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock selection as the primary means of generating returns.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Fund's Board of Trustees may change any of its investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management, Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies according to their relative value.

The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  impact on the overall risk of the portfolio relative to the benchmark

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

                                                    PROSPECTUS FEBRUARY 19, 2005


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing long-term capital appreciation but want to minimize exposure to general stock market risk

- want returns that exceed those of 90-day U.S. Treasury Bills with controlled risk

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are seeking returns similar to those of typical stock funds

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1999       -0.05%
2000        8.38%
2001        7.43%
2002       -3.67%
2003        1.43%
2004        0.54%

BEST QUARTER 2nd quarter, 2001      4.63%
WORST QUARTER 4th quarter, 1999    -3.04%

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1),(2)



                                                                PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND(1)
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Return Before Taxes                                                    0.54             2.72                2.16
Return After Taxes on Distributions                                    0.39             1.86                1.00
Return After Taxes on Distributions and Sale of Fund Shares            0.56             1.82                1.14
----------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)(3)                 1.33             2.95                3.27


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1)  The Fund's fiscal year end is 10/31.

(2)  The Fund commenced operations on 12/31/98.

(3)  Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                            1.25
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.10
OTHER EXPENSES(1)                                                          2.31
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            3.66
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (2.66)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses of 1.00% through 2/28/06 and 2.00% thereafter through 2/28/15.

This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            102         531         985        2,247

THE FUND'S MANAGEMENT
  AND ADMINISTRATION


The Fund is a series of JPMorgan Trust I, a Delaware statutory trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 10/31/04, the adviser was paid management fees (net of waivers) of 0.45% as a percentage of average daily net assets.


THE PORTFOLIO MANAGERS

The portfolio management team is comprised of Helge Skibeli, CFA, Managing Director of JPMIM and Terance Chen, CFA, Vice President of JPMIM. Mr. Skibeli is the head of the U.S. Equity Research Group. An employee since 1990, he was most recently head of JPMIM (Singapore) and head of Investment for Asia Pacific ex-Japan. Mr. Chen joined JPMIM in 1994 and is a portfolio manager in the U.S. Equity Group.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?
Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the

Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares - When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION


DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares and pays any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Fund's website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  SPECIALTY FUNDS

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS               POTENTIAL REWARDS             AND REWARD
MARKET CONDITIONS

-  The Fund's share price     -  Stocks have generally      -  Under normal
   and performance will          outperformed more stable      circumstances the Fund
   fluctuate in response to      investments (such as          plans to remain fully
   stock market movements        bonds and cash                invested, in accordance
                                 equivalents) over the         with its policies.
-  Adverse market                long-term
   conditions may from time                                 -  The Fund seeks to limit
   to time cause the Fund                                      risk and enhance
   to take temporary                                           performance through
   defensive positions that                                    active management and/or
   are inconsistent with                                       diversification
   its principal investment
   strategies and may                                       -  During severe market
   hinder the Fund from                                        downturns, the Fund has
   achieving its investment                                    the option of investing
   objective                                                   up to 100% of its assets
                                                               in high quality
                                                               short-term instruments

FOREIGN INVESTMENTS

-  Currency exchange rate     -  Favorable exchange rate    -  The Fund actively
   movements could reduce        movements could generate      manages the currency
   gains or create losses        gains or reduce losses        exposure of its foreign
                                                               investments relative to
-  The Fund could lose        -  Foreign investments,          its benchmark and may
   money because of foreign      which represent a major       hedge back into the U.S.
   government actions,           portion of the world's        dollar from time to time
   political instability or      securities, offer             (see also
   lack of adequate and          attractive potential          "Derivatives"); these
   accurate information          performance and               currency management
                                 opportunities for             techniques may not be
                                 diversification               available for certain
                                                               emerging markets
                                                               investments

                                                            -  The Fund anticipates
                                                               that its total foreign
                                                               investments will not
                                                               exceed 20% of its total
                                                               assets

MANAGEMENT CHOICES

-  The Fund could             -  The Fund could             -  The adviser focuses its
   underperform its              outperform its benchmark      active management on
   benchmark due to its          due to these same             those areas, where it
   securities and asset          choices                       believes its commitment
   allocation choices                                          to research can most
                                                               enhance returns and
                                                               manage risks in a
                                                               consistent way

                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS               POTENTIAL REWARDS             AND REWARD
SECURITIES LENDING

-  When the Fund lends a      -  The Fund may enhance       -  The adviser maintains a
   security, there is a          income through the            list of approved
   risk that the loaned          investment of the             borrowers
   securities may not be         collateral received from
   returned if the borrower      the borrower               -  The Fund receives
   or the lending agent                                        collateral equal to at
   defaults                                                    least 100% of the
                                                               current value of the
-  The collateral will be                                      securities loaned plus
   subject to the risks of                                     accrued interest
   the securities in which
   it is invested                                           -  The lending agents
                                                               indemnify the Fund
                                                               against borrower default

                                                            -  The adviser's collateral
                                                               investment guidelines
                                                               limit the quality and
                                                               duration of collateral
                                                               investment to minimize
                                                               losses

                                                            -  Upon recall, the
                                                               borrower must return the
                                                               securities loaned within
                                                               the normal settlement
                                                               period

                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS               POTENTIAL REWARDS             AND REWARD
DERIVATIVES

-  Derivatives such as        -  Hedges that correlate      -  The Fund uses
   futures, options, swaps       well with underlying          derivatives, such as
   and forward foreign           positions can reduce or       futures, options, swaps
   currency contracts(1) that    eliminate losses at low       and forward foreign
   are used for hedging the      cost                          currency contracts, for
   portfolio or specific                                       hedging and for risk
   securities may not fully   -  The Fund could make           management (i.e., to
   offset the underlying         money and protect             establish or adjust
   positions and this could      against losses if the         exposure to particular
   result in losses to the       management's analysis         securities, markets or
   Fund that would not have      proves correct                currencies); risk
   otherwise occurred                                          management may include
                              -  Derivatives that involve      management of the Fund's
-  Derivatives used for          leverage could generate       exposure relative to its
   risk management may not       substantial gains at low      benchmark
   have the intended             cost
   effects and may result                                   -  The Fund only
   in losses or missed                                         establishes hedges that
   opportunities                                               it expects will be
                                                               highly correlated with
-  The counterparty to a                                       underlying positions
   derivatives contract
   could default                                            -  While the Fund may use
                                                               derivatives that
-  Derivatives that involve                                    incidentally involve
   leverage could magnify                                      leverage, it does not
   losses                                                      use them for the
                                                               specific purpose of
-  Certain types of                                            leveraging its
   derivatives involve                                         portfolios
   costs to the Fund which
   can reduce returns

-  Derivatives may, for tax
   purposes, affect the
   character of gain and
   loss realized by the
   Fund, accelerate
   recognition of income to
   the Fund, affect the
   holding period of the
   Fund's assets and defer
   recognition of certain
   of the Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS               POTENTIAL REWARDS             AND REWARD
ILLIQUID HOLDINGS

-  The Fund could have        -  These holdings may offer   -  The Fund may not invest
   difficulty valuing these      more attractive yields        more than 15% of net
   holdings precisely            or potential growth than      assets in illiquid
                                 comparable widely traded      holdings
-  The Fund could be unable      securities
   to sell these holdings                                   -  To maintain adequate
   at the time or price                                        liquidity to meet
   desired                                                     redemptions, the Fund
                                                               may hold high quality
                                                               short-term instruments
                                                               (including repurchase
                                                               agreements and reverse
                                                               repurchase agreements)
                                                               and, for temporary or
                                                               extraordinary purposes,
                                                               may borrow from banks up
                                                               to 33 1/3% of the value
                                                               of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys         -  The Fund can take          -  The Fund segregates
   securities before issue       advantage of attractive       liquid assets to offset
   or for delayed delivery,      transaction                   leverage risks
   it could be exposed to        opportunities
   leverage risk if it does
   not segregate liquid
   assets

                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS               POTENTIAL REWARDS             AND REWARD
SHORT-TERM TRADING

-  Increased trading could    -  The Fund could realize     -  The Fund generally
   raise the Fund's              gains in a short period       avoids short-term
   transaction costs             of time                       trading, except to take
                                                               advantage of attractive
-  Increased short-term       -  The Fund could protect        or unexpected
   capital gains                 against losses if a           opportunities or to meet
   distributions could           stock is overvalued and       demands generated by
   raise shareholders'           its value later falls         shareholder activity
   income tax liability

SHORT SELLING

-  Short sales may not have   -  The Fund could make        -  The Fund will not engage
   the intended effects and      money and protect             in short selling if the
   may result in losses          against losses if             total market value of
                                 management's analysis         all securities sold
-  The Fund may not be able      proves correct                short would exceed 100%
   to close out a short                                        of the Fund's net assets
   position at a particular   -  Short selling may allow
   time or at an acceptable      the Fund to generate       -  The Fund sets aside
   price                         positive returns in           liquid assets in
                                 declining markets             segregated or broker
-  The Fund may not be able                                    accounts to cover short
   to borrow certain                                           positions and offset a
   securities to sell                                          portion of the leverage
   short, resulting in                                         risk
   missed opportunities
                                                            -  The Fund makes short
-  Segregated accounts with                                    sales through brokers
   respect to short sales                                      that the adviser has
   may limit the Fund's                                        determined to be highly
   investment flexibility                                      creditworthy

-  Short sales involve
   leverage risk, credit
   exposure to the brokers
   that execute the short
   sale and retain the
   proceeds, have no cap on
   maximum losses and gains
   are limited to the price
   of the stock at the time
   of the short sale

-  If the SEC staff changes
   its current policy of
   permitting brokers
   executing the Fund's
   short sales to hold
   proceeds of such short
   sales, the cost of such
   transactions would
   increase significantly
   and the Fund may be
   required to cease
   operations or change its
   investment objective

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

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

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

INSTITUTIONAL CLASS SHARES



                                                                PER SHARE OPERATING PERFORMANCE:
                                 -----------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                             --------------------------------------   ------------------------------------------
                                                             NET GAINS
                                                          OR LOSSES ON
                                 NET ASSET          NET     SECURITIES                 DIVIDENDS
                                    VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                 BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
MARKET NEUTRAL FUND

Year Ended 10/31/04              $   14.07        (0.02)^         0.25         0.23           --              --              --
Year Ended 10/31/03              $   14.00        (0.05)^         0.24         0.19         0.03            0.09            0.12
Year Ended 10/31/02              $   15.01         0.04^         (0.62)       (0.58)        0.17            0.26            0.43
6/1/01 Through 10/31/01^^        $   15.16         0.14^          0.12         0.26         0.20            0.21            0.41
Year Ended 5/31/01               $   14.02         0.54           1.19         1.73         0.59              --            0.59
Year Ended 5/31/00               $   15.16         0.60          (0.75)       (0.15)        0.48            0.51            0.99



^^ The Fund changed its fiscal year end from May 31 to October 31.
 ^ Calculated based upon average shares outstanding.

                                 PER SHARE OPERATING PERFORMANCE:   RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------   -------------------------
                                                                           NET ASSETS,
                                  NET ASSET                                     END OF
                                 VALUE, END              TOTAL                  PERIOD
                                  OF PERIOD             RETURN(b)          (THOUSANDS)
MARKET NEUTRAL FUND

Year Ended 10/31/04              $    14.30               1.63%            $    79,199
Year Ended 10/31/03              $    14.07               1.35%            $    16,216
Year Ended 10/31/02              $    14.00              (3.97%)           $    20,635
6/1/01 Through 10/31/01^^        $    15.01               1.72%            $    19,865
Year Ended 5/31/01               $    15.16              12.65%            $    19,714
Year Ended 5/31/00               $    14.02              (0.99%)           $    12,529

                                                                      RATIOS/SUPPLEMENTAL DATA:
                                 ---------------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                 -----------------------------------------------------------------------------------
                                                                                     EXPENSES
                                        NET          NET                     WITHOUT WAIVERS,         NET INVESTMENT
                                   EXPENSES     EXPENSES          NET          REIMBURSEMENTS          INCOME (LOSS)
                                 (INCLUDING   (EXCLUDING   INVESTMENT    AND EARNINGS CREDITS       WITHOUT WAIVERS,    PORTFOLIO
                                   DIVIDEND     DIVIDEND       INCOME     (INCLUDING DIVIDEND         REIMBURSEMENTS     TURNOVER
                                   EXPENSE)     EXPENSE)       (LOSS)                EXPENSE)   AND EARNINGS CREDITS         RATE(b)
MARKET NEUTRAL FUND

Year Ended 10/31/04                    2.64%        1.00%       (0.19%)                  3.96%                 (1.51%)        200%
Year Ended 10/31/03                    3.04%        1.19%       (0.35%)                  4.74%                 (2.05%)        114%
Year Ended 10/31/02                    3.02%        1.25%        0.28%                   4.52%                 (1.22%)        138%
6/1/01 Through 10/31/01^^              2.71%        1.25%        2.09%                   3.80%                  1.00%          50%
Year Ended 5/31/01                     2.79%        1.25%        4.47%                   3.90%                  3.36%         141%
Year Ended 5/31/00                     2.11%        1.50%        4.46%                   3.69%                  2.88%         114%



(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.


                                       25
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

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you may contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005



[JPMORGAN ASSET MANAGEMENT LOGO]

PR-MNI-205

                              JPMORGAN INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 19, 2005


                           JPMORGAN TRUST I ("JPMTI")


                        JPMorgan Bond Fund ("Bond Fund")
       JPMorgan Emerging Markets Debt Fund ("Emerging Markets Debt Fund")
             JPMorgan Enhanced Income Fund ("Enhanced Income Fund")
     JPMorgan Global Strategic Income Fund ("Global Strategic Income Fund")
             JPMorgan Short Term Bond Fund ("Short Term Bond Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")

          JPMorgan Short Term Bond Fund II ("Short Term Bond Fund II")

                 (each a "Fund," and collectively, the "Funds")

     This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 19, 2005, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated August 31, 2004 included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

     For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528

                                 1-800-480-4111

                                                                     SAI-INC-205

                                TABLE OF CONTENTS


GENERAL                                                       1
INVESTMENT STRATEGIES AND POLICIES                            3
INVESTMENT RESTRICTIONS                                       23
TRUSTEES                                                      26
OFFICERS                                                      32
CODES OF ETHICS                                               33
PROXY VOTING PROCEDURES AND GUIDELINES                        34
PORTFOLIO HOLDINGS DISCLOSURE                                 35
INVESTMENT ADVISER                                            36
ADMINISTRATOR                                                 39
DISTRIBUTOR                                                   41
DISTRIBUTION PLAN                                             41
CUSTODIAN                                                     44
TRANSFER AGENT                                                44
SHAREHOLDER SERVICING                                         44
EXPENSES                                                      47
FINANCIAL INTERMEDIARIES                                      47
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                 48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 48
PURCHASES, REDEMPTIONS AND EXCHANGES                          49
DIVIDENDS AND DISTRIBUTIONS                                   51
NET ASSET VALUE                                               52
PORTFOLIO TRANSACTIONS                                        52
DELAWARE TRUST                                                55
MASSACHUSETTS TRUST                                           56
DESCRIPTION OF SHARES                                         57
DISTRIBUTIONS AND TAX MATTERS                                 59
ADDITIONAL INFORMATION                                        64
FINANCIAL STATEMENTS                                          72

                                     GENERAL


THE TRUSTS AND THE FUNDS

     The Funds (other than the JPMorgan Short Term Bond Fund II) are series of JPMorgan Trust I ("JPMTI"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004. Each Fund (other than the JPMorgan Short Term Bond Fund II) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005.

     The JPMorgan Short Term Bond Fund II is a series of J.P. Morgan Mutual Fund Group ("JPMMFG"), an open-end, management investment company, formed on May 11, 1987 as a Massachusetts business trust.

     The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                           J.P. MORGAN FUNDS ("JPMF")
                       JPMorgan Emerging Markets Debt Fund

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                               JPMorgan Bond Fund
                      JPMorgan Global Strategic Income Fund
                          JPMorgan Short Term Bond Fund

                       J.P. MORGAN SERIES TRUST ("JPMST")
                          JPMorgan Enhanced Income Fund

     Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than Short Term Bond Fund II) in this SAI prior to the Closing Date refers to the Predecessor Funds.

     On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

     JPMF. Prior to February 19, 2005, the Bond, Global Strategic Income and Short Term Bond Funds were each series of JPMIF, an open-end, management investment company, formed on November 4, 1992, as a Massachusetts business trust.

     JPMIF. Prior to February 19, 2005, the Emerging Markets Debt Fund was a series of JPMF, an open-end, management investment company, formed on November 4, 1992 as a Massachusetts business trust.

     JPMST. Prior to February 19, 2005, the Enhanced Income Fund was a series of JPMST, an open-end, management investment company, formed on August 15, 1996, as a Massachusetts business trust.

     Prior to September 10, 2001, the Bond, Global Strategic Income, Short Term Bond and Emerging Markets Debt Funds sought to achieve their investment objectives by investing all of their investable assets in separate master funds (each a "Portfolio" and collectively, the "Portfolios"), corresponding open-end management investment companies having the same investment objective as each Fund. The Funds invested in the Portfolios through a two-tier master-feeder investment fund structure. The Funds no longer operate under a "master-feeder" structure and instead invest directly in portfolio securities.

     After the close of business on February 18, 2005, the JPMorgan Global Strategic Income Fund acquired all of the assets and liabilities of JPMorgan Strategic Income Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMF, on behalf of JPMorgan Global Strategic Income Fund, and JPMMFG, on behalf of JPMorgan Strategic Income Fund.

     For ease of reference, throughout this SAI, the Board of Trustees of JPMTI, the Board of Trustees of JPMMFS, the Board of Trustees of JPMMFG, and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the "Board of Trustees." JPMTI and JPMMFG are referred to together in this SAI as the "Trusts."

SHARE CLASSES


     The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:


     Bond Fund                          Select Class, Institutional Class, Class A, Class B, Class C and Ultra
     Global Strategic Income Fund       Select Class, Institutional Class, Class M, Class A, Class B and Class C
     Short Term Bond Fund               Select Class, Institutional Class and Class A
     Emerging Markets Debt Fund         Select Class
     Enhanced Income Fund               Select Class, Institutional Class and Class A
     Short Term Bond Fund II            Select Class, Class M and Class A


     Currently, each Fund offers the following classes of shares:





     Bond Fund                          Select Class, Institutional Class, Class A, Class B, Class C and Ultra
     Global Strategic Income Fund       Select Class, Institutional Class, Class M, Class A, Class B and Class C
     Short Term Bond Fund               Select Class, Institutional Class and Class A
     Emerging Markets Debt Fund         Select Class
     Enhanced Income Fund               Select Class, Institutional Class and Class A
     Short Term Bond Fund II            Select Class, Class M and Class A


     The shares of the Funds are collectively referred to in this SAI as the "Shares."


NAME CHANGES

     Effective May 1, 2003, JPMMFG was renamed with the approval of the Boards of Trustees of JPMMFG:



 NEW NAME                                                FORMER NAME
 J.P. Morgan Mutual Fund Group                           Mutual Fund Group



     Effective February 19, 2005, the following Predecessor Fund were renamed with the approval of the Board of Trustees of JPMF:



 NEW NAME                                                FORMER NAME
 JPMorgan Emerging Markets Debt Fund                     JPMorgan Fleming Emerging Markets Debt Fund



MISCELLANEOUS

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.


     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.


     In addition to the Funds (other than the Short Term Bond Fund II), JPMTI consists of other series representing separate investment funds. The series of JPMTI not covered in this SAI are covered by separate Statements of Additional Information.

     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to

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fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT STRATEGIES AND POLICIES


     Each Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers to the extent consistent with their investment objectives and policies.


                    CORPORATE BONDS AND OTHER DEBT SECURITIES


     CORPORATE BONDS. Each Fund may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

     MORTGAGE-BACKED SECURITIES. The Funds, except Emerging Markets Debt Fund, may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), and other collateralized mortgage obligations ("CMOs").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie

Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     STRIPPED MORTGAGE-BACKED SECURITIES. Each Fund, except the Emerging Markets Debt Fund, may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBSs") are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds, except Emerging Markets Debt Fund, may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% a Fund's total assets.

     MORTGAGES (DIRECTLY HELD). Each Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

     The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

     STRUCTURED PRODUCTS. Global Strategic Income Fund and Short Term Bond Fund II may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.


     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

     FLOATING RATE AND VARIABLE SECURITIES. Each Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

     The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically,

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typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.


     ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS


     Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal

Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Fixed Income Securities."

     SUPRANATIONAL OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.


     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.


     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with

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member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.


                             TAX EXEMPT OBLIGATIONS


     The Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations, which may be purchased by the Funds, appears below. See "Diversification and Quality Requirements."


     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.


     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.


     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

     Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.


     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

     PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the Net Asset Value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

     PUTS. The Bond Fund, the Global Strategic Income Fund, the Short Term Bond Fund and the Enhanced Income Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with a Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

     Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

     The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Funds were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the

Funds, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

     Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policies to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which in the judgment of the Adviser, become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.


     Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Funds.

                               FOREIGN INVESTMENTS


     Each Fund may invest in securities of foreign issuers subject to the following limitations: for purposes of such Funds' investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Emerging Markets Debt Fund and Global Strategic Income Fund make substantial investments in foreign securities. Neither the Bond Fund, the Short Term Bond Fund nor the Enhanced Income Fund expects to invest more than 25% of their respective total assets, at the time of purchase, in securities of foreign issuers. Investments made in any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.


     Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.


     Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Since any investments made in foreign securities by Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Fund or Enhanced Income Fund may involve foreign currencies, the value of such Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. These Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage a Fund's currency exposure. Short Term Bond Fund and Bond Fund may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Typically, Short Term Bond Fund and Bond Fund hedge its non-dollar investments back to the U.S. dollars. See "Foreign Currency Exchange Transactions" below.


     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds with exposure to foreign currencies may from time to time enter into foreign currency exchange transactions. A Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by a Fund that can invest in foreign securities, to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


     SOVEREIGN FIXED INCOME SECURITIES. Each Fund, with the exception of Short Term Bond Fund II, may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and such a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and such a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     BRADY BONDS. Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

     OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Fund, with the exception of Short Term Bond Fund II, may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.


                          INVESTING IN EMERGING MARKETS


     Global Strategic Income Fund, Emerging Markets Debt Fund, Enhanced Income Fund, Short Term Bond Fund II, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in the securities of emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


     Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

     The Funds, which may make emerging market investments, may also make such investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's NAV.

     RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

                             ADDITIONAL INVESTMENTS


     CONVERTIBLE SECURITIES. The Bond, Global Strategic Income, Short Term Bond and Emerging Markets Debt Funds may invest in convertible securities of domestic and, foreign issuers subject to a Fund's investment restrictions, objective and strategy, foreign issuers. The Funds will dispose of equity shares held as a result of conversion of convertible securities. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Enhanced Income, and Emerging Markets Debt Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     FORWARD COMMITMENTS. The Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Funds' assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.


     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. The Short Term Bond Fund II will generally not invest in securities of other investment companies, with the exception of shares of money market funds. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the

1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.


     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.


     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS


     Each Fund, with the exception of Emerging Markets Debt Fund, intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     Although Emerging Markets Debt Fund are not limited by the diversification requirements of the 1940 Act, all Funds including the Emerging Markets Debt Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters". To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Bond and Short Term Bond Funds may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. government. Consequently, a Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company, which invests in voting securities. See "Investment Restrictions."

     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by each Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's ("S&P") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining a Fund's NAV. See Appendix A for more detailed information on the various ratings categories.


     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.


     At the time the Bond and Short Term Bond Funds invest in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by a Fund. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

     The Emerging Markets Debt Fund may invest in securities that are speculative to a high degree and in default. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this SAI, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Emerging Markets Debt and Global Strategic Income Funds may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Funds may invest.

     There can be no assurance that the Adviser will be successful in limiting Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

     Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of Global Strategic Income and Emerging Markets Debt Funds' investments in high yield securities and to value accurately these assets. In addition, Emerging Markets Debt and Global Strategic Income Funds' investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.


                        OPTIONS AND FUTURES TRANSACTIONS


     The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Short Term Bond Fund II may also use futures and options to seek to enhance portfolio performance.


     Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund's Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

                                     OPTIONS


     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

     OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index. For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


                                FUTURES CONTRACTS


     The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

     OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell [options and] [VERIFY] futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)


     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


     The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS


     Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").


     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.


     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.


     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT


     Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.


     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.


     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.


                               PORTFOLIO TURNOVER


     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The

Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.



                                              FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                                   8/31/03                  8/31/04
                                           --------------------------------------------------
     Bond Fund                                      679%                     571%
     Enhanced Income                                328%                     156%
     Global Strategic Income Fund                   248%                     152%
     Short Term Bond Fund                           386%                     261%
     Short Term Bond Fund II                        319%                     253%
     Emerging Markets Debt Fund                     157%                     166%



     With the exceptions of the Emerging Markets Debt Fund, portfolio turnover is attributable primarily to the Funds' investments in mortgages and relative value trades that were executed due to market volatility. With respect to the Emerging Markets Debt Fund, portfolio turnover is a result of that Fund's relative value trades due to volatility in the emerging markets sector.


                             INVESTMENT RESTRICTIONS


     The investment restrictions below have been adopted by the Trusts with respect to the applicable Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     The investment policies of the Funds (including their investment objectives), with the exception of Short Term Bond Fund II, are not fundamental, except as designated in the Prospectuses or herein. The investment objective of the Short Term Bond Fund II is fundamental but its investment policies are non-fundamental. Shareholders of the Short Term Bond Fund II must be given at least 30 days' prior written notice of any change in the Fund's investment objectives.


                       FUNDAMENTAL INVESTMENT RESTRICTIONS


(1) The Enhanced Income, Bond, Global Strategic Income and Short Term Bond Funds may not make any investment inconsistent with each Fund's classification as a diversified investment company under the 1940 Act;

(2) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     (b) The Short Term Bond Fund II may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to the Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

     (b) The Short Term Bond Fund II may not issue any senior security (as defined in the 1940 Act) except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not borrow money, except to the extent permitted by applicable law;

     (b) The Short Term Bond Fund II may not borrow money except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of the Fund's total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. The Fund may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of the total assets of the Fund must be repaid before the Fund may make additional investments;


(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;


(6) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

     (b) The Short Term Bond Fund II may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(8) The Short Term Bond Fund II may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(9) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law; and

     (b) The Short Term Bond Fund II may not make loans, except that the Fund may:

          (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;


          (ii) enter into repurchase agreements with respect to portfolio securities; and

          (iii) lend portfolio securities with a value not in excess of 1/3 of the value of its total assets.


     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Short Term Bond Fund II may seek to achieve its investment objectives by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

     For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry". Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry". Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.


     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:


(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;


(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(iv)   May not purchase or sell interests in oil, gas or mineral leases;


(v) The Short Term Bond Fund II may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

(vi) The Short Term Bond Fund II may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(vii) Except as specified above, the Short Term Bond Fund II may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.


(viii) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(ix) Emerging Markets Debt Fund, Bond Fund, Short Term Bond Fund and Short Term Bond Fund II all have an 80% investment policy which may be changed by the Fund's Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

     For the purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     In order to permit the sale of its shares in certain foreign countries, the Global Strategic Income Fund and the Short Term Bond Fund II may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the Global Strategic Income Fund or the Short Term Bond Fund II determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Global Strategic Income Fund and Short Term Bond Fund II will not (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such fund to exceed 10% of the value of that Fund's total assets,
(ii) invest more than 10% of such Fund's total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 15% of such Fund's net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (v) grant privileges to purchase shares of such Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vi) sell, purchase or loan securities (excluding shares in such Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either
(a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                                    TRUSTEES


     The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts (whichever was earliest), the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                              NUMBER OF PORTFOLIOS
 NAME (YEAR OF BIRTH);                                           IN FUND COMPLEX
    POSITIONS WITH              PRINCIPAL OCCUPATIONS DURING        OVERSEEN BY        OTHER DIRECTORSHIPS HELD
   THE FUNDS (SINCE)                   PAST 5 YEARS                  TRUSTEE(1)          OUTSIDE FUND COMPLEX
 ---------------------          ----------------------------  -----------------------  ------------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG            Retired; Vice President &               110            None.
(1941); Trustee of Trusts       Treasurer of Ingersoll-Rand
since 1987; Trustee of          Company (manufacturer of
Predecessor Funds since 1987.   industrial equipment)
                                (1972-2000).

                                                              NUMBER OF PORTFOLIOS
 NAME (YEAR OF BIRTH);                                           IN FUND COMPLEX
    POSITIONS WITH              PRINCIPAL OCCUPATIONS DURING        OVERSEEN BY        OTHER DIRECTORSHIPS HELD
   THE FUNDS (SINCE)                   PAST 5 YEARS                  TRUSTEE(1)          OUTSIDE FUND COMPLEX
 ---------------------          ----------------------------  -----------------------  ------------------------
ROLAND R. EPPLEY, JR.           Retired; President & Chief              110            Director, Janel Hydro, Inc.
(1932); Trustee of Trusts       Executive Officer, Eastern                             (automotive) (1993-present).
since 1989; Trustee of          States Bankcard (1971-1988).
Predecessor Funds since 1989.

JOHN F. FINN                    President and Chief                     110            Director, Cardinal Health, Inc
(1947); Trustee of Trusts       Executive Officer of                                   (CAH) (1994-present).
since 2005.                     Gardner, Inc. (wholesale
                                distributor to outdoor power
                                equipment industry)
                                (1979-present).

DR. MATTHEW GOLDSTEIN           Chancellor of the City                  110            Trustee of Bronx-Lebanon Hospital
(1941); Trustee of Trusts       University of New York                                 Center (1992-present); Director
since 2003; Trustee of          (1999-present); President,                             of New Plan Excel Realty Trust,
Predecessor Funds since 2003.   Adelphi University (New                                Inc. (real estate investment
                                York) (1998-1999).                                     trust) (2000-present); Director
                                                                                       of Lincoln Center Institute for
                                                                                       the Arts in Education
                                                                                       (1999-present).

ROBERT J. HIGGINS               Retired; Director of                    110            Director of Providian Financial
(1945); Trustee of Trusts       Administration of the State                            Corp. (banking) (2002-present).
since 2002; Trustee of          of Rhode Island (2003-2004);
Predecessor Funds since 2002.   President - Consumer Banking
                                and Investment Services,
                                Fleet Boston Financial
                                (1971-2001).

PETER C. MARSHALL               Self-employed business                  110            None.
(1942); Trustee of Trusts       consultant (2002-present);
since 2005.                     Senior Vice President, W.D.
                                Hoard, Inc. (corporate
                                parent of DCI Marketing,
                                Inc.) (2000-2002);
                                President, DCI Marketing,
                                Inc. (1992-2000).

MARILYN MCCOY                   Vice President of                       110            Director, Mather LifeWays
(1948); Trustee of Trusts       Administration and Planning,                           (1994-present); Director,
since 2005.                     Northwestern University                                Carleton College (2003-present).
                                (1985-present).

WILLIAM G. MORTON, JR.          Retired; Chairman Emeritus              110            Director of Radio Shack
(1937); Trustee of Trusts       (2001-2002), and Chairman                              Corporation (electronics)
since 2003; Trustee of          and Chief Executive Officer,                           (1987-present); Director of The
Predecessor Funds since 2003.   Boston Stock Exchange (1985-                           National Football Foundation and
                                2001).                                                 College Hall of Fame
                                                                                       (1994-present); Trustee of the
                                                                                       Berklee College of Music
                                                                                       (1998-present); Trustee of the
                                                                                       Stratton Mountain School
                                                                                       (2001-present).

ROBERT A. ODEN, JR. (1946);     President, Carleton College             110            Director, American University in
Trustee of Trusts since 2005.   (2002-present); President,                             Cairo.
                                Kenyon College (1995-2002).

                                                              NUMBER OF PORTFOLIOS
 NAME (YEAR OF BIRTH);                                           IN FUND COMPLEX
    POSITIONS WITH              PRINCIPAL OCCUPATIONS DURING        OVERSEEN BY        OTHER DIRECTORSHIPS HELD
   THE FUNDS (SINCE)                   PAST 5 YEARS                  TRUSTEE(1)          OUTSIDE FUND COMPLEX
 ---------------------          ----------------------------  -----------------------  ------------------------
FERGUS REID, III                Chairman of Lumelite                    110            Trustee of Morgan Stanley Funds
(1932); Trustee of Trusts       Corporation (plastics                                  (209 portfolios) (1995-present).
(Chairman) since 1987;          manufacturing)
Trustee (Chairman) of           (2003-present); Chairman and
Predecessor Funds since 1987.   CEO of Lumelite Corporation
                                (1985-2002).

FREDERICK W. RUEBECK            Advisor, Jerome P. Green &              110            Director, AMS Group
(1939); Trustee of Trusts       Associates, LLC                                        (2001-present); Director, Wabash
since 2005.                     (broker-dealer)                                        College (1988-present); Trustee,
                                (2002-present); Investment                             Seabury-Western Theological Seminary
                                Officer, Wabash College                                (1993-present); Chairman,
                                (2004-present);                                        Indianapolis Symphony Orchestra
                                self-employed consultant                               Foundation (1994-present).
                                (January 2000 to present);
                                Director of Investments,
                                Eli Lilly and Company
                                (1988-1999).

JAMES J. SCHONBACHLER (1943);   Retired; Managing Director              110            None.
Trustee of Trusts since 2001;   of Bankers Trust Company
Trustee of Predecessor Funds    (financial services)
since 2001.                     (1968-1998).

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.*       Retired; Chief Executive                110            None.
(1935); Trustee of Trusts       Officer of Chase Mutual
since 1998; Trustee of          Funds (investment company)
Predecessor Funds since 1998.   (1989-1998); President &
                                Chief Executive Officer of
                                Vista Capital Management
                                (investment management)
                                (1990-1998); Chief
                                Investment Executive of
                                Chase Manhattan Private Bank
                                (investment management)
                                (1990-1998).



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Trustee serves for an indefinite term, subject to the current retirement policy of the Trusts, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.


STANDING COMMITTEES


     The Board of Trustees currently has four standing committees: the Audit, Valuation and Compliance, Governance, and Investment Committees. The Board does not have a Compensation Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants; and (vii) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2004.

     The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; (ii) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (iii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and Compliance Committee was consulted by management of the JPMorgan Funds on two occasions during the fiscal year ended August 31, 2004. Prior to February 19, 2005, the Valuation and Compliance Committee was known as the Valuation Committee.

     The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' auditors). The Governance Committee met once during the fiscal year ended August 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

     Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitates the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee met once during the fiscal year ended August 31, 2004.

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1) :

                                                    OWNERSHIP OF         OWNERSHIP OF         OWNERSHIP OF
                                    OWNERSHIP          ENHANCE             EMERGING              GLOBAL
NAME OF TRUSTEE                      OF BOND           INCOME               MARKETS             STRATEGIC
INDEPENDENT TRUSTEES                  FUND              FUND               DEBT FUND           INCOME FUND
------------------------------- ----------------- ------------------ --------------------- -------------------
William J. Armstrong                  None              None                 None                 None
Roland R. Eppley, Jr.                 None              None                 None                 None
John F. Finn                          None              None                 None                 None
Dr. Matthew Goldstein                 None              None                 None                 None
Robert J. Higgins                     None              None                 None                 None
Peter C. Marshall                     None              None                 None                 None
Marilyn McCoy                         None              None                 None                 None
William G. Morton, Jr.                None              None                 None                 None
Robert A. Oden, Jr.                   None              None                 None                 None
Fergus Reid, III                      None              None                 None                 None
Frederick W. Ruebeck                  None              None                 None                 None
James J. Schonbachler                 None              None                 None          $10,001 - $50,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.              None              None                 None                 None



                                    OWNERSHIP                                  AGGREGATE OWNERSHIP OF ALL
                                    OF SHORT                                 REGISTERED INVESTMENT COMPANIES
                                      SHORT           OWNERSHIP OF                     OVERSEEN BY
NAME OF TRUSTEE                       TERM             SHORT TERM                 FAMILY OF INVESTMENT
INDEPENDENT TRUSTEES                BOND FUND         BOND FUND II                   COMPANIES(1)(2)
------------------------------- ----------------- --------------------- ------------------------------------------
William J. Armstrong             Over $100,000     $50,001 - $100,000                 Over $100,000
Roland R. Eppley, Jr.                 None                None                        Over $100,000
John F. Finn                          None                None                        Over $100,000
Dr. Matthew Goldstein                 None                None                     $50,001 - $100,000
Robert J. Higgins                     None                None                            None
Peter C. Marshall                     None                None                        Over $100,000
Marilyn McCoy                         None                None                        Over $100,000
William G. Morton, Jr.                None                None                            None
Robert A. Oden, Jr.                   None                None                        Over $100,000
Fergus Reid, III                      None                None                        Over $100,000
Frederick W. Ruebeck                  None                None                        Over $100,000
James J. Schonbachler                 None                None                     $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.              None                None                        Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Family of Investment Companies consisted of 16 registered investment companies, including the former One Group Mutual Funds (now known as JPMorgan Trust II) (51 portfolios), One Group Investment Trust (nine portfolios), and 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). (2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

     As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

     Each Trustee is currently paid an annual fee of $122,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. For his services as Vice Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Marshall is paid an additional $41,000. Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Chairmen) are paid an additional $40,000 for their services as committee Chairmen. Sub-Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as Sub-Committee Chairmen) are paid an additional $20,000 for their services as Sub-Committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, are set forth below:


                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS


                                       BOND          ENHANCED INCOME  EMERGING MARKETS  GLOBAL STRATEGIC
NAME OF TRUSTEE                        FUND            INCOME FUND       DEBT FUND        INCOME FUND
---------------                        ----            -----------       ---------        -----------
INDEPENDENT TRUSTEES
William J. Armstrong                 $ 1,377                $ 526             $ 60             $ 76
Roland R. Eppley, Jr.                  1,033                  395               45               57
John F. Finn                               0                    0                0                0
Dr. Matthew Goldstein                  1,033                  395               45               57
Robert J. Higgins                      1,033                  395               45               57
Peter C. Marshall                          0                    0                0                0
Marilyn McCoy                              0                    0                0                0
William G. Morton, Jr.                 1,033                  395               45               57
Robert A. Oden, Jr.                        0                    0                0                0
Fergus Reid, III                       2,151                  822               93              119
Frederick W. Ruebeck                       0                    0                0                0
James J. Schonbachler                  1,033                  395               45               57
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                  99                   35                4                3



                                                                           TOTAL COMPENSATION
                                    SHORT TERM          SHORT TERM          PAID FROM "FUND
NAME OF TRUSTEE                     BOND FUND          BOND FUND II           COMPLEX"(1)
---------------                     ---------          ------------           -----------
INDEPENDENT TRUSTEES
William J. Armstrong                 $ 1,178              $ 1,978               $ 160,000
Roland R. Eppley, Jr.                    884                1,484                 120,000
John F. Finn                               0                    0                       0
Dr. Matthew Goldstein                    884                1,484                 120,000
Robert J. Higgins                        884                1,484                 120,000
Peter C. Marshall                          0                    0                       0
Marilyn McCoy                              0                    0                       0
William G. Morton, Jr.                   884                1,484                 120,000
Robert A. Oden, Jr.                        0                    0                       0
Fergus Reid, III                       1,841                3,091                 250,000
Frederick W. Ruebeck                       0                    0                       0
James J. Schonbachler                    884                1,484                 120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                  86                  132                 160,000^

^   Includes $146,667 of deferred compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table as shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

          Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

     The Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                                    OFFICERS


     The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                          PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                            DURING PAST 5 YEARS
        -----------------                                            -------------------
George C.W. Gatch (1962),           Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds.
President (2001)                    An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a
                                    Japanese mutual fund company, which was a joint venture between J.P. Morgan and
                                    Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                          PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                            DURING PAST 5 YEARS
        -----------------                                            -------------------
                                    advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President (2004)**      Mutual Funds from November 2001 until present.  From October 1999 to present, Vice
                                    President and Treasurer, One Group Administrative Services, Inc. (now known as
                                    JPMorgan Funds Management, Inc.), and Vice President and Treasurer, One Group Dealer
                                    Services, Inc. (now known as JPMorgan Distribution Services, Inc.)

Patricia A. Maleski (1960),         Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief            Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in 2001,
Administrative Officer (2004)       Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a
                                    service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey (1969),         Director of Mutual Fund Administration, One Group Administrative Services (now known as
Treasurer (2004)**                  JPMorgan Funds Management, Inc.), since 2004; Ms. Dorsey worked for Bank One Corporation
                                    (now known as JP Morgan Chase & Co.) from 2003 to 2004; prior to joining Bank One
                                    Corporation, she was a Senior Manager specializing in Financial Services audits at
                                    PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Secretary (2005)                    (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                    attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant General
Assistant Secretary (2004)**        Counsel and Associate General Counsel and Vice President, Gartmore Global
                                    Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Various attorney positions for Bank One Corporation (now known as JP Morgan Chase &
Assistant Secretary (2004)**        Co.) since 1990.

Nancy E. Fields (1949),             From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)**        Administrative Services, Inc. (now known as JPMorgan Funds Management, Inc.) and Senior
                                    Project Manager, Mutual Funds, One Group Dealer Services, Inc. (now known as JPMorgan
                                    Distribution Services, Inc.) From July 1999 to October 1999, Project Manager, One Group,
                                    Banc One Investment Advisors Corporation (now known as JPMorgan Investment Advisors, Inc.).

Avery P. Maher (1945),              Vice President and Assistant General Counsel, JPMIM since 2004; Second President
Vice Assistant Secretary (2004)     and Assistant Secretary of John Hancock Advisers, LLC, from 1992 to 2004.

Alaina V. Metz (1967),              Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary (2001)*

Suzanne E. Cioffi (1967),           Vice President, JPMIM, responsible for mutual fund financial reporting.  During
Assistant Treasurer (2005)          the past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965),        Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)          mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                    Administration at Prudential Investments.

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                          PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                            DURING PAST 5 YEARS
        -----------------                                            -------------------
Stephen M. Ungerman (1953), Chief   Vice President, JPMIM; previously, head of Fund Administration - Pooled Vehicles.
Compliance Officer (2004)           Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in
                                    Prudential Financial's asset management business, including Associate General
                                    Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.


* The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.



     As of January 31, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS


     The Trusts, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trusts' code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts' code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts' code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES


     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.


     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.


     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.


     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

        - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

        - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

        - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

        - JPMIM votes against proposals for a super-majority vote to approve a merger.

        - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

        - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

        - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


     In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30, 2004 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.


                          PORTFOLIO HOLDINGS DISCLOSURE


     As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:



   Vickers Stock Research Corp.                              Quarterly     30 days after month end
   MorningStar Inc.                                          Monthly       30 days after month end
   Lipper, Inc.                                              Monthly       30 days after month end
   Thomson Financial                                         Monthly       30 days after month end
   Bloomberg LP                                              Monthly       30 days after month end
   Investment Company Institute                              Monthly       30 days after month end
   Sisters of Saint Joseph of Peace                          Quarterly     30 days after month end



     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-

CSR. The Trusts' Form N-CSRs and Form N-Qs will be available on the
Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

     The Funds also include information concerning the Funds' top ten holdings, and other related information, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.


     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER


     Pursuant to the Investment Advisory Agreements (the "Advisory Agreements") between the Trusts, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("J.P. Morgan Chase Bank") serves as trustee.

Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and the distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.


     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

     JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.


     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."


     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.


     On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to JPMorgan Trust I, reflecting (i) new funds, including the

Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005,
(iii) new advisory fees for certain Predecessor Funds, and/or (iv) the contingent removal of funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of a Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable. At the same meeting, the Board of Trustees approved amendments for the Investment Advisory Agreement for J.P. Morgan Fleming Mutual Fund Group reflecting the removal of the Predecessor Funds from this agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Predecessor Funds.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Short Term Bond Fund II. On September 1, 2003, JPMFAM
(USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     Prior to February 28, 2001, The Chase Manhattan Bank, a predecessor of J.P. Morgan Chase Bank, was the investment adviser to the Short Term Bond Fund II. Chase Fleming Asset Management (USA) Inc. served as sub-adviser to the Short Term Bond Fund II.

     As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by the Adviser, under the Advisory Agreements, the Trusts, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.


     The table below sets forth the investment advisory fees paid to or accrued by JPMFAM (USA), Chase, or JPMIM (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):


                                                         FISCAL PERIOD FROM
                                 FISCAL YEAR ENDED        11/1/01 THROUGH        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                      10/31/01               8/31/02*                8/31/03                 8/31/04
                                 PAID/                   PAID/                  PAID/                  PAID/
FUND                            ACCRUED      WAIVED     ACCRUED     WAIVED     ACCRUED      WAIVED     ACCRUED     WAIVED
Short Term Bond Fund II               776          86      2,284           -       3,818           -       3,627         -


*The Funds changed their fiscal year-end from 10/31 to 8/31.


     The table below sets forth the amounts paid to or accrued by JPMIM, (for the portfolios corresponding to the Funds through 9/9/01 and the Funds from 9/10/01 through 8/31/04) and the amounts waived in parentheses for the fiscal periods indicated (amounts in thousands):



                                    FISCAL YEAR     FISCAL PERIOD FROM
                                       ENDED         11/1/01 THROUGH         FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                     10/31/01*           8/31/02*                 8/31/03                   8/31/04
                                                    PAID/                    PAID/                     PAID/
FUND                                               ACCRUED      WAIVED      ACCRUED      WAIVED       ACCRUED      WAIVED
Bond Fund                                $ 4,413     $ 4,315      $   -      $ 4,554       $   -       $ 3,070       $   -
Enhanced Income ***                            -           -          -          914        (399)          946        (400)
Global Strategic Income Fund                 652         538       (264)         586        (327)          312        (199)
Short Term Bond Fund                       1,126       1,474         68        2,218         (29)        2,122        (255)



                                                        FISCAL PERIOD FROM
                                  FISCAL YEAR ENDED        8/1/02 THROUGH        FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                       7/31/02               8/31/02~**               8/31/03                8/31/04
                                  PAID/                   PAID/                  PAID/                  PAID/
FUND                             ACCRUED      WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED      WAIVED
Emerging Markets Debt Fund         $ 229       $ (79)       $ 22       $ (2)      $ 412       $ (2)      $ 323       $ (44)


~The fees were paid by the U.S. Fixed Income Portfolio, the Global Strategic Income Portfolio, the Short Term Bond Portfolio and the Emerging Markets Debt Portfolio, respectively, prior to the despoking of the Master Feeder structure on 9/9/01.

*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund changed its fiscal year-end from 7/31 to 8/31.
*** The Fund's inception date is 11/31/01.


     The Advisory Agreements provide that they will continue in effect beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. Each Advisory Agreement will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trusts.


                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


     The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to an Advisory Agreement or their affiliates, has approved the Advisory Agreements for the Trusts, on behalf of the Funds.

     As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

     In approving each Advisory Agreements, the Board of Trustees considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

     In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between each Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of the funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets.. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Complex including the series of the former One Group Mutual Funds.

     From September 10, 2001 to February 19, 2005, pursuant to the administration agreements, effective September 10, 2001, between JPMMFG and the Predecessor Trusts, as the case may be, on behalf of the Short Term Bond Fund II and the Predecessor Funds, respectively, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Short Term Bond Fund II and the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from the Short Term Bond Fund II and the Predecessor Funds a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to the Short Term Bond Fund II and the Predecessor Funds. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as the sub-administrator for the Short Term Bond Fund II and the Predecessor Funds.

     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).



                                                         FISCAL PERIOD FROM
                                  FISCAL YEAR ENDED        11/1/01 THROUGH        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                       10/31/01                8/31/02*                8/31/03                 8/31/04
                                  PAID/                   PAID/                   PAID/                   PAID/
FUND                             ACCRUED      WAIVED     ACCRUED      WAIVED     ACCRUED      WAIVED     ACCRUED      WAIVED
----
Bond Fund                           $ 598     $ (215)     $ 2,158   $ (1,158)     $ 2,277   $ (1,553)     $ 1,535   $ (1,150)
U.S. Fixed Income Portfolio           351          -            -          -            -          -            -          -
Enhanced Income Fund**                                        192       (192)         548       (548)         568       (568)
Global Strategic Income Fund           65        (21)         179        (87)         195        (62)         104       (101)
Global Strategic Income
Portfolio                              35          -            -          -            -          -            -          -

                                                         FISCAL PERIOD FROM
                                  FISCAL YEAR ENDED        11/1/01 THROUGH        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                       10/31/01                8/31/02*                8/31/03                 8/31/04
                                  PAID/                   PAID/                   PAID/                   PAID/
FUND                             ACCRUED      WAIVED     ACCRUED      WAIVED     ACCRUED      WAIVED     ACCRUED      WAIVED
----
Short Term Bond Fund                  244       (106)         884       (740)       1,331     (1,298)       1,273     (1,011)
Short Term Bond Portfolio             107          -            -          -            -          -            -          -
Short Term Bond Fund II               374        (60)       1,371       (259)       2,291       (549)       2,176       (597)


*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.


                                                              FISCAL PERIOD
                                     FISCAL YEAR ENDED        8/1/02 THROUGH       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                          7/31/02                8/31/02*               8/31/03                8/31/04
                                     PAID/                   PAID/                  PAID/                  PAID/
FUND                                ACCRUED     WAIVED      ACCRUED    WAIVED      ACCRUED    WAIVED      ACCRUED    WAIVED
----
Emerging Market Debt Fund             $ 50         $ -        $ 5        $  -       $ 88      $ (31)       $ 69      $ (41)
The Series Portfolio                     -           -          -           -          -          -           -          -


*The Fund changed its fiscal year-end from 7/31 to 8/31.


     Prior to September 10, 2001 and pursuant to a distribution and sub-administration agreement with JPMMFG, on behalf of the Short Term Bond Fund II, a predecessor distributor to served as that Fund's sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of the Short Term Bond Fund II. The table below sets forth the fees paid or accrued for the fiscal periods indicated (amounts in thousands).



                                       FISCAL PERIOD FROM
                                     11/1/00 THROUGH 9/9/01
                                       PAID /
FUND                                  ACCRUED       WAIVED
----
Short Term Bond Fund II                    92          (75)


                                   DISTRIBUTOR


     Effective February 19,2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trusts' distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Short Term Bond Fund II and the Predecessor Funds.

                                DISTRIBUTION PLAN


     Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B, Class C and Class M Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets, Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets, Global Strategic Income Fund Class M Shares pay a Distribution Fee of up to 0.50% of average daily net assets, and Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B, Class C and Class M Shares of the Funds of up to 4.00%, 1.00% and 3.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.


     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.


     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. For the Global Strategic Income Fund, such compensation to broker-dealers is in an amount not to exceed 0.50% annualized of the average daily net asset value of the Class M Shares maintained by such broker-dealers' customers. For the Short Term Bond Fund II, such trail or maintenance commissions are in an amount not to exceed 0.30% annualized of the average daily net asset value of the Class M Shares maintained by such broker-dealers' customers up to $1 billion and 0.35% of the daily net asset value excess of $1 billion. For share purchased on or before February 18, 2005, trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.


     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.


     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFG, JPMMFS and each Predecessor Trust with respect to the classes of Shares specified above.

     The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                                       FISCAL PERIOD FROM
                                FISCAL YEAR ENDED       10/31/01 THROUGH      FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                   10/31/2001              8/31/02 *              8/31/2003               8/31/04
                                PAID/                  PAID/                   PAID/                  PAID/
FUND                           ACCRUED    WAIVED      ACCRUED    WAIVED      ACCRUED    WAIVED      ACCRUED    WAIVED
----
Bond Fund                      $     -^   $    -      $     4    $    -      $    21    $    -      $    26    $    -
Global Strategic Income Fund         -^        -            1         -            4         -            1         -
Short Term Bond Fund                 -^        -           15         -           26         -           17        (2)
Short Term Bond Fund II            822       (32)       2,769       (66)       4,570      (129)       3,330       (67)


* The Funds changed their fiscal year-end from 10/31 to 8/31.
** Fund commenced operations on 11/30/01.
^ Amount rounds to less than one thousand.


                                                       FISCAL PERIOD FROM
                                FISCAL YEAR ENDED        8/1/02 THROUGH       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                     7/31/02                8/31/02                8/31/03                8/31/04
                                PAID/                  PAID/                  PAID/                  PAID/
FUND                           ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
----
Emerging Markets Debt Fund *   $     -     $    -     $     -     $    -     $     -     $    -     $     -     $    -


* The Fund changed its fiscal year-end from 7/31 to 8/31.

     The table below sets forth the expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended August 31, 2004:



BOND FUND
             Advertising and Sales Literature                          $     1,397
             B Share Financing Charges                                      18,024
             Compensation to dealers                                        20,029
             Compensation to sales personnel                                    94
             Equipment, supplies and other                                  11,109
             Printing, production and mailing of prospectuses to
             other than shareholders                                         7,037
EMERGING MARKETS DEBT FUND
             Advertising and Sales Literature                                   62
             B Share Financing Charges                                           -
             Compensation to dealers                                           878
             Compensation to sales personnel                                     -
             Equipment, supplies and other                                     607
             Printing, production and mailing of prospectuses to
             other than shareholders                                         1,198
GLOBAL STRATEGIC INCOME
             Advertising and Sales Literature                                  154
             B Share Financing Charges                                          91
             Compensation to dealers                                         2,000
             Compensation to sales personnel                                    11
             Equipment, supplies and other                                     788
             Printing, production and mailing of prospectuses to
             other than shareholders                                           535
SHORT TERM BOND FUND
             Advertising and Sales Literature                                1,214
             B Share Financing Charges                                           -
             Compensation to dealers                                        16,738
             Compensation to sales personnel                                    82
             Equipment, supplies and other                                  10,737
             Printing, production and mailing of prospectuses to
             other than shareholders                                       129,357
SHORT TERM BOND FUND II
             Advertising and Sales Literature                                1,763
             B Share Financing Charges                                           -
             Compensation to dealers                                     3,099,521
             Compensation to sales personnel                                   119
             Equipment, supplies and other                                  13,276
             Printing, production and mailing of prospectuses to
             other than shareholders                                         7,987


                                    CUSTODIAN


     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, each Fund, except the Global Strategic Income Fund and Emerging Markets Debt Fund, pays to JPMorgan Chase Bank the higher of
(a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $20,000.

     For fund accounting services, the Emerging Markets Debt Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $40,000.

     For fund accounting services, the Global Strategic Income Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $25,000.

     In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Cahase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).


     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT


     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as the transfer and dividend disbursing agent for each Predecessor Fund and the Short Term Bond Fund II.


                              SHAREHOLDER SERVICING


     Effective February 19, 2005, each Trust, on behalf of each applicable Fund, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

     "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

     "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).



      Select Class, Class A, Class B and Class C                        0.25%
      Institutional Class                                               0.10%
      Global Strategic Income Fund Class M                              0.30%*
      Short Term Bond Fund II Class M                                   0.25%



     * The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.05% balance of the fees is for shareholder administrative services.

     Ultra Shares do not pay shareholder servicing fees.

     To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Short Term Bond Fund II and the Predecessor Funds.

     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):



                                                      FISCAL PERIOD FROM
                                FISCAL YEAR ENDED       11/1/01 THROUGH       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                    10/31/01               8/31/02*                8/31/03               8/31/04
                                 PAID/                 PAID/                  PAID/                   PAID/
FUND                            ACCRUED    WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED      ACCRUED    WAIVED
BOND FUND
Class A Shares                                               1         (1)          4         (4)          6         (6)
Class B Shares                                               1          -           6          -           6          -
Class C Shares                                                                      -^         -           1          -
Institutional Class
Shares                              945        (14)        720        (74)        645        (71)        373        (52)
Select Class Shares                 109          -         629          -         836         (1)        584        (15)
Ultra Shares                         41        (41)        233       (233)        267       (267)        206       (206)
ENHANCED INCOME FUND **
Institutional Class
Shares                                                                            366       (366)        378       (378)
GLOBAL STRATEGIC INCOME
FUND
Class A Shares                                               -                      1         (1)          1         (1)
Class B Shares                                               -                      1         (1)          -
Institutional Class
Shares                              159         (4)        116        (26)        126        (25)         66        (27)

                                                      FISCAL PERIOD FROM
                                FISCAL YEAR ENDED       11/1/01 THROUGH       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                    10/31/01               8/31/02*                8/31/03               8/31/04
                                 PAID/                 PAID/                  PAID/                   PAID/
FUND                            ACCRUED    WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED      ACCRUED    WAIVED
Select Class Shares                   2          -           9         (7)          9         (6)          7         (7)
SHORT TERM BOND FUND
Class A Shares                                              15         (4)         26        (22)         17        (17)
Institutional Class
Shares                              498        (88)        502       (502)        739       (726)        733       (733)
Select Class Shares                  22          -         203          -         344         (4)        271         (1)
SHORT TERM BOND FUND II
Select Class Shares                 466       (135)        275       (168)        492       (318)      1,215       (745)
Class M Shares                                           1,899        (56)      3,111          -       2,296          -
Class A Shares                                             110        (32)        215        (24)        116        (78)


^Amount rounds to less than one thousand.
*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.


                                                      FISCAL PERIOD FROM
                                   FISCAL YEAR          8/1/02 THROUGH        FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                  ENDED 7/31/02            8/31/02*               8/31/03                 8/31/04
                                 PAID/                 PAID/                  PAID/                  PAID/
FUND                            ACCRUED    WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
EMERGING MARKETS DEBT FUND
Select Class Shares            $     92          -    $      8          -    $    147   $   (127)   $    115   $    (93)


*The Fund changed its fiscal year-end from 7/31 to 8/31.


     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES


     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

     The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

     JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.


     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.


     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have not filed an election under Rule 18f-1 under the 1940 Act.

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.


     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.


     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.


     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.


     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

     REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Global Strategic Income Fund and the Emerging Markets Debt Fund purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% discount, referred to in the Funds' prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.

     The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with a Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that JPMDS, the Funds' distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.


     Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to effectively identify market timers or a Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.


     For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.

     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.


                           DIVIDENDS AND DISTRIBUTIONS


     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.


     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE




     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.


     Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

     For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Fixed income securities with a maturity of 61 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or broker/dealers of comparable securities. It is anticipated that such pricing services will generally provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.


                             PORTFOLIO TRANSACTIONS


     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

     Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.


     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


     The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):



                                                           FISCAL PERIOD
                                     FISCAL YEAR ENDED      FROM 11/1/01         FISCAL YEAR          FISCAL YEAR
                                          10/31/01         THROUGH 8/31/02      ENDED 8/31/03        ENDED 8/31/04
                                    ------------------------------------------------------------------------------
BOND FUND
Total Brokerage Commissions                   $ 80,619          $ 364,078           $ 270,125          $ 256,434
Brokerage Commissions to
Affiliated Broker Dealers                            -              4,862              10,313                  0
ENHANCED INCOME FUND
Total Brokerage Commissions                          -                  -             128,828             67,574
Brokerage Commissions to
Affiliated Broker Dealers                            -                  -                   -                  0
GLOBAL STRATEGIC INCOME FUND
Total Brokerage Commissions                      1,777             20,830              21,997             12,565

                                                           FISCAL PERIOD
                                     FISCAL YEAR ENDED      FROM 11/1/01         FISCAL YEAR          FISCAL YEAR
                                          10/31/01         THROUGH 8/31/02      ENDED 8/31/03        ENDED 8/31/04
                                    ------------------------------------------------------------------------------
Brokerage Commissions to
Affiliated Broker Dealers                          -                1,197                   -                    0
SHORT TERM BOND FUND
Total Brokerage Commissions                   18,480              236,459             356,704              258,409
Brokerage Commissions to
Affiliated Broker Dealers                          -               43,038              59,481                    0
SHORT TERM BOND FUND II
Total Brokerage Commissions                        -              349,234             668,879              356,219
Brokerage Commissions to
Affiliated Broker Dealers                          -                4,428                   -              236,008



* The Fund's inception date is 11/31/01.



                                                           FISCAL PERIOD                          FISCAL YEAR
                                    FISCAL YEAR ENDED       FROM 8/01/02      FISCAL YEAR            ENDED
                                         7/31/02          THROUGH 8/31/02    ENDED 8/31/03          8/31/04
EMERGING MARKETS DEBT FUND
Total Brokerage Commissions                   $ 1,795               $ 187           $  904            $ 3,211
Brokerage Commissions to
Affiliated Broker Dealers                           -                   -                -                  0



     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.

                                 DELAWARE TRUST

     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. JPMTI's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, JPMTI or any series or class. In addition, the Declaration of Trust provides that neither JPMTI nor the Trustees, nor any officer, employee, or agent of JPMTI shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, JPMTI's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that JPMTI, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     JPMTI's Declaration of Trust provides that JPMTI will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMTI, unless, as to liability to JPMTI or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     JPMTI shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.


                               MASSACHUSETTS TRUST


     JPMMFG is organized as a Massachusetts business trust and Mid Cap Growth Fund is a separate and distinct series thereof. Copies of the Declaration of Trust of JPMMFG are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and by-laws of JPMMFG are designed to make JPMMFG similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, JPMMFG's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Board of Trustees intends to conduct the operations of JPMMFG in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     JPMMFG's Declaration of Trust provides that JPMMFG will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with JPMMFG, unless, as to liability to JPMMFG or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFG. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     JPMMFG shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.


                              DESCRIPTION OF SHARES

     SHARES OF JPMTI. JPMTI is an open-end, management investment company organized as Delaware statutory trust. Each Fund (other than Short Term Bond Fund II) represents a separate series of shares of beneficial interest. See "Delaware Trust."

     The Declaration of Trust of JPMTI permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMTI. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMTI not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMTI's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMTI to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMTI's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMTI to merge or consolidate with or into any one or more other series or classes of JPMTI, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMTI to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMTI's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMTI under certain circumstances, see "Purchases, Redemptions and Exchanges".

     SHARES OF JPMMFG. JPMMFG is an open-end, management investment company organized as a Massachusetts business trust. The Mid Cap Growth Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of the Fund are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFG. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of JPMMFG not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMMFG's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFG which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFG to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFG's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of JPMMFG; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFG under certain circumstances, see "Purchases, Redemptions and Exchanges".


                          DISTRIBUTIONS AND TAX MATTERS


     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.


     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.


     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the fiscal year ended August 31, 2004 (amounts in thousands):



                                                        AMOUNT             EXPIRATION DATE
   ENHANCED INCOME FUND                                   $    792         August 31, 2010
                                                             1,180         August 31, 2011
                                                             3,941         August 31, 2012
                                                          --------
                                                             5,913
                                                          ========
   GLOBAL STRATEGIC INCOME FUND                              2,681         August 31, 2006
                                                             4,926         August 31, 2007
                                                             6,628         August 31, 2008
                                                             4,320         August 31, 2009

                                                             8,400         August 31, 2010
                                                            26,955*
                                                          ========
   SHORT TERM BOND FUND                                      1,803         August 31, 2012
   SHORT TERM BOND FUND II                                   1,675         August 31, 2012
                                                          ========



     *The above capital loss carryover includes $383 (amount in thousands) of losses acquired from J.P. Morgan Global Strategic Income Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.


     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

     Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

     Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

     TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.


     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.


     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gain dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement on Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.


     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

     If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

     A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION


     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of January 31, 2005, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds and the Short Term Bond Fund II:



EMERGING MARKETS DEBT FUND
Select Class Shares                CHARLES SCHWAB & CO   INC*                                 36.516
                                   SPECIAL CUSTODY ACCOUNT FOR
                                   BENEFIT OF CUSTOMERS
                                   ATTN: MUTUAL FUNDS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA  94104-4122

                                   CAREY AND COMPANY                                           9.744
                                   7 EASTON OVAL
                                   COLUMBUS OH  43219-6010

                                   NATIONAL INVESTOR SERVICES FBO                              7.861
                                   55 WATER STREET,32ND FLOOR
                                   NEW YORK NY  10041-3299

                                   NATIONAL FINANCIAL SERVICES CORP                            6.532
                                   FOR THE EXCLUSIVE BENEFIT OF
                                   OUR CUSTOMERS
                                   ATTN: MUTUAL FUNDS - 5TH FLOOR
                                   200 LIBERTY ST - 1 WORLD FINANCIAL
                                   NEW YORK NY  10281-1003

                                   JPMORGAN TRUST CO, NA                                       6.355
                                   BARELS CHARITABLE REMAINDER TRUST
                                   ATTN: FUND OPERATIONS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE  19713-2107

                                   JP MORGAN CHASE BANK AS AGENT FOR                           5.919
                                   ERK TRUST
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

ENHANCED INCOME FUND
Institutional Class Shares         JPMIM AS AGENT FOR CUST                                    14.095
                                   FBO HARTFORD LIFE SEP ACCT
                                   ATTN DAVID MCCREA
                                   522 5TH AVE FL 13
                                   NEW YORK NY  10036-7601

                                   JP MORGAN CHASE BANK AS AGENT FOR                           13.33
                                   THE ANSCHUTZ CORPORATION
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   BALSA & CO                                                  5.978
                                   JPMORGAN CHASE
                                   ATTN MUTUAL FUNDS SECTION
                                   14221 DALLAS PARKWAY
                                   DALLAS TX  75254-2942

                                   JP MORGAN CHASE BANK AS AGENT FOR                           5.699
                                   ROBERT MCNEAL JR
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   BALSA & CO                                                  5.582
                                   JPMORGAN CHASE
                                   ATTN MUTUAL FUNDS SECTION
                                   14221 DALLAS PARKWAY
                                   DALLAS TX  75254-2942

BOND FUND
Select Class Shares                JPMORGAN CHASE BANK CUSTODIAN                              12.042
                                   FBO AURORA HEALTHCARE INC
                                   INCENTIVE SAVINGS PLAN
                                   PO BOX 419784
                                   KANSAS CITY MO  64141-6784

                                   FOREST LABORATORIES INC SAVINGS &                          11.252
                                   PROFIT SHAR PLAN
                                   AMERICAN CENTURY SERVICES INC
                                   ATTN: RPS MGMT RPTG
                                   PO BOX 419784
                                   KANSAS CITY MO  64141-6784

                                   JPMORGAN CHASE BANK TR                                      5.449
                                   COLLINS & AIKMAN CORPORATION
                                   EMPLOYEES PERSONAL SAVINGS PLAN
                                   AMERICAN CENTURY SERVICES INC
                                   PO BOX 419784
                                   KANSAS CITY MO  64141-6784

Institutional Class Shares         JPMORGAN CHASE BANK CUST                                   11.906
                                   ROBERT BOSCH CORPORATION
                                   ROBERT BOSCH CORP SAVINGS & TAX
                                   ADVANTAGES RETIREMENT PLAN
                                   1010 GRAND AVE
                                   KANSAS CITY MO  64106-2202

                                   JPMIM AS AGENT FOR                                          6.94
                                   TRINITY CHURCH CAPITAL FUND
                                   ATTN: FRAN GENTILE
                                   522 FIFTH AVENUE  10TH FLOOR
                                   NEW YORK NY  10036-7601

                                   JP MORGAN CHASE BANK AS AGENT FOR                           5.472
                                   WENONAH DEVELOPMENT CO
                                   ATTN: SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE  19713-2107

Ultra Class Shares                 THE PROCTER & GAMBLE PROFIT*                               28.088
                                   SHARING TR AND EMPLOYEES STOCK

                                   OWNERSHIP PLAN
                                   ATTN MGT REPORTING TEAM
                                   PO BOX 419784
                                   KANSAS CITY MO  64141-6784

                                   THE PROCTER & GAMBLE PROFIT                                17.193
                                   SHARING TRUST & EMPLOYES STOCK
                                   OWNERSHIP PLAN PREMIX B
                                   ATTN MGMT REPORTING TEAM
                                   PO BOX 419784
                                   KANSAS CITY MO  64141-6784

                                   JP MORGAN CHASE BANK AS AGENT FOR                           7.848
                                   1984 GEISEL TRUST-SURVIVORS TR
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   JPMIM AS AGENT FOR                                          7.162
                                   THE RETIREMENT TRUST FUND
                                   FOR ST  JOSEPH'S PROVINCE OF  THE
                                   SISTERS OF ST  JOSEPH OF PEACE
                                   ATTN: F GENTIL 522 5TH AVE
                                   NEW YORK NY  10036

                                   JPMIM AS AGENT FOR WINTHROP                                 5.457
                                   UNIVERSITY HOSPITAL
                                   ATTN LAUREN LECLECH
                                   522 5TH AVE # 10FLOOR
                                   NEW YORK NY  10036-7601

                                   JPMIM AS AGENT FOR INVESTMENT                               5.317
                                   FUND OF DIOCESE OF LONG ISLAND
                                   ATTN: L CZACHOR JPMIM INVESTMENT
                                   522 FIFTH AVE
                                   NEW YORK NY  10036-7601

Class A Shares                     NATIONWIDE TRUST COMPANY FSB*                              39.616
                                   C/O IPO PORTFOLIO ACCOUNTING
                                   PO BOX 182029
                                   COLUMBUS OH  43218-2029

                                   JP MORGAN INVEST LLC FBO                                    8.616
                                   1 BEACON ST STE 18
                                   BOSTON MA  02108-3106

                                   JP MORGAN CHASE BANK AS AGENT FOR                           5.752
                                   JANE MOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   JP MORGAN TRUST COMPANY N A FBO                             5.61
                                   VIRGINIA KLEIN
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713

Class B Shares                     INVESTORS TRUST CO CUST IRA                                17.037
                                   RICHARD W KEOUGH
                                   531 E 20TH ST APT 2E
                                   NEW YORK NY  10010-7632

                                   MLPF&S FOR THE SOLE BENEFIT OF                              9.686
                                   ITS CUSTOMERS
                                   ATTN  FUND ADMINISTRATION
                                   4800 DEER LAKE DR E FL 3

                                   JACKSONVILLE FL  32246-6484

                                   NFSC FBO                                                    6.376
                                   S B F CORP
                                   ROCCO MIRANTI
                                   147 E 26TH ST
                                   NEW YORK NY  10010-1807

                                   NFSC FBO                                                    5.667
                                   WALTER GRAUER
                                   25 MARION ST APT 42
                                   BROOKLINE MA  02446-4466

                                   NFSC FBO                                                    5.485
                                   JUDITH A PHELAN
                                   251 E 32ND ST # 18C
                                   NEW YORK NY  10016-6304

Class C Shares                     FIRST CLEARING LLC*                                        25.292
                                   VECTOR ENGINEERING INC
                                   143 E SPRING HILL DRIVE
                                   GRASS VALLEY CA  95945-5936

                                   NFSC FBO                                                   18.555
                                   JAMES A RALPH
                                   CAROLYN M RALPH
                                   831 COPPERFIELD TER
                                   CASSELBERRY FL  32707-5827

                                   NFSC FBO                                                   11.355
                                   EVE T ZEVIN
                                   ALBERT G ZEVIN
                                   333 E 56TH ST APT 10H
                                   NEW YORK NY  10022-3762

                                   RAYMOND JAMES & ASSOC INC                                  10.184
                                   FBO UNDERWOOD
                                   880 CARILLON PKWY
                                   ST PETERSBURG FL  33716-1100

                                   CITIGROUP GLOBAL MARKETS INC.                               8.999
                                   333 WEST 34TH STREET - 3RD FLOOR
                                   NEW YORK NY  10001-2402

                                   NFSC FBO                                                    5.503
                                   ADAM RIZZUTI
                                   982 GERRY AVE
                                   LIDO BEACH NY  11561-5217

                                   NFSC FBO                                                    5.503
                                   JESSICA RIZZUTI
                                   982 GERRY AVE
                                   LIDO BEACH NY  11561-5217

GLOBAL STRATEGIC INCOME FUND
Select Class Shares                JP MORGAN CHASE BANK AS AGENT FOR                          19.312
                                   MEDIA THE FOUNDATION INC
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   CHARLES SCHWAB & CO   INC                                  16.865
                                   SPECIAL CUSTODY ACCOUNT FOR
                                   BENEFIT OF CUSTOMERS
                                   ATTN: MUTUAL FUNDS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA  94104-4122

                                   JP MORGAN CHASE BANK AS AGENT FOR                          15.744
                                   MCCLELLAND PALMER FOUNDATION
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   JP MORGAN TRUST COMPANY N A FBO                             6.485
                                   LAWRENCE D SLAUGHTER REV TRUST
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   MURRAY BECKER  JPME                                         5.497
                                   631 JAMES LANE
                                   RIVER VALE NJ  07675-6457

Institutional Class Shares         JP MORGAN CHASE BANK AS AGENT FOR*                         53.192
                                   KENAN CHARITABLE TR
                                   ATTN: SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE  19713-2107

                                   JPM DELAWARE AS AGENT FOR                                   14.42
                                   BKJ INTERESTS LTD
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   J P MORGAN DELAWARE AS AGT                                  11.861
                                   DIVERSIFIED GROWTH FUND
                                   ATTN: SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE  19713-2107

                                   JP MORGAN TRUST COMPANY N A FBO                            10.737
                                   BARELS CHARITABLE REMAINDER TRUST
                                   ATTN: SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

Class A Shares                     NATIONWIDE TRUST COMPANY FSB*                               41.27
                                   C/O IPO PORTFOLIO ACCOUNTING
                                   PO BOX 182029
                                   COLUMBUS OH  43218-2029

                                   NFSC FBO                                                    8.75
                                   CHASE MANHATTAN BANK CUST
                                   IRA OF LUER H DREWES
                                   TRAD IRA
                                   2067 OSTWOOD TER
                                   MAPLEWOOD NJ  07040-3329

                                   INVESTORS TRUST CO CUST                                     7.762
                                   IRA R/O MARILYN SILVER
                                   207 GROVER AVE W
                                   MASSAPEQUA PK NY  11762-3251

                                   FIRST CLEARING LLC                                          7.288
                                   HARRY J PAPPAS IRA
                                   FCC AS CUSTODIAN
                                   387 WOODBRIDGE AVE
                                   BUFFALO NY  14214-1529

                                   NFSC FBO                                                    6.996
                                   JPMORGAN CHASE BANK IRA R/O
                                   CUST IRA OF ANDRE DESIMONE
                                   871 SLATE HILL RD

                                   YARDLEY PA  19067-1856

                                   PFPC FBO                                                    6.197
                                   NATIONWIDES BEST OF AMERICA
                                   ADVISORY SERVICES PROGRAM
                                   211 S GULPH RD
                                   KNG OF PRUSSA PA  19406-3101

SHORT TERM BOND FUND
Select Class Shares                JP MORGAN DELAWARE                                         11.671
                                   NATIONAL PHILANTHROPIC
                                   TRUST-INVESTMENT ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713

                                   CHARLES SCHWAB & CO   INC                                   7.333
                                   SPECIAL CUSTODY ACCOUNT FOR
                                   BENEFIT OF CUSTOMERS
                                   ATTN: MUTUAL FUNDS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA  94104-4122

Institutional Class Shares         JP MORGAN DELAWARE                                         20.153
                                   NATIONAL PHILANTHROPIC
                                   TRUST-INVESTMENT ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713

Class A Shares                     MCB TRUST SERVICES CUST                                    17.769
                                   FBO GRIFFIN KUBIK STEPHENS & THO
                                   700 17TH ST STE 300
                                   DENVER CO  80202-3531

                                   JPMORGAN CHASE BANK TR                                     15.981
                                   SABIN BERMANT & GOULD PENSION TRUST
                                   ATTN JASMIN FELIX
                                   3 METROTECH CTR FL 6
                                   BROOKLYN NY  11245-0001

                                   BALSA & CO                                                 10.192
                                   JPMORGAN CHASE
                                   ATTN MUTUAL FUNDS SECTION
                                   14221 DALLAS PARKWAY
                                   DALLAS TX  75254-2942

                                   JPMORGAN CHASE BANK                                         7.866
                                   FOUNDATION OF THE ENERGY LAW JOURNA
                                   ATTN FUND OPERATIONS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE  19713-2105

                                   FIRST CLEARING LLC                                          5.932
                                   IRVING VICTOR IRA FCC CUST ACCT
                                   11464 TELLURIDE TRL
                                   MINNETONKA MN  55305-2961

                                   JP MORGAN CHASE BANK AS AGENT FOR                           5.43
                                   VIVEK TIWARY
                                   ATTN: SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

SHORT TERM BOND FUND II
Select Class Shares                BALSA & CO REBATE ACCOUNT*                                 37.658
                                   PO BOX 2558

                                   HOUSTON TX  77252-2558

                                   LIVA & COMPANY                                             17.772
                                   C/O JPMORGAN CHASE BANK
                                   REBATE ACCT
                                   ATTN MUTUAL FUNDS
                                   PO BOX 31412
                                   ROCHESTER NY  14603-1412

                                   BALSA & CO                                                 11.539
                                   REBATE ACCOUNT
                                   PO BOX 2558
                                   HOUSTON TX  77252-2558

                                   BALSA & CO                                                  8.762
                                   JPMORGAN CHASE
                                   ATTN MUTUAL FUNDS SECTION
                                   14221 DALLAS PARKWAY
                                   DALLAS TX  75254-2942

                                   PENLIN & CO                                                 8.391
                                   C/O JPMORGAN CHASE BANK
                                   ATTN MUTUAL FUNDS
                                   PO BOX 31412
                                   ROCHESTER NY  14603-1412

Class M Shares                     SUMITOMO MITSUI BANKING*                                   99.918
                                   CORPORTAION INVESTMENT PRODUCTS
                                   BUSINESS DEPT
                                   3-2 MARUNOUCHI 1-CHOUME
                                   CHIYODAKU TOKYO  100-0005 JAPAN



* - The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a "controlling person" of such shares under the 1940 Act.

     The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund or the Short Term Bond Fund II may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.


                              FINANCIAL STATEMENTS


     As of the date of this SAI, the Successor Funds have not commenced operations and therefore do not have financial statements. The annual audited financial statements of the Predecessor Funds and the Short Term Bond Fund II and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the August 31, 2004 annual report filings for the Predecessor Funds and the Short Term Bond Fund II made with the SEC on November 10, 2004, with the accession numbers as indicated below, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.



            TRUST                                       FILING DATE        ACCESSION NUMBER
            J.P. Morgan Funds                           11-10-2004         0001047469-04-033797

            J.P. Morgan Institutional Funds             11-10-2004         0001047469-04-033796

            J.P. Morgan Mutual Fund Group               11-10-2004         0001047469-04-033795

            J.P. Morgan Series Trust                    11-10-2004         0001047469-04-033791

                       APPENDIX A--DESCRIPTION OF RATINGS

     The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

     Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

----------
"+" or "-"  may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR'        indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1         Prime Credit Quality

R-2         Adequate Credit Quality

R-3         Speculative

     All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)  Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1         Short term debt rated "R-1 (middle)" is of superior credit
(middle)    quality and, in most cases, ratings in this category differ from
            "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category
            (which few companies are able to achieve), entities rated "R-1
            (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)   Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.
            Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high); Short term debt rated "R-2" is of adequate credit quality and
R-2         within the three subset grades,  debt protection ranges from having
(middle);   reasonable ability for timely repayment to a level which is
R-2 (low)   considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas.
            Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit".
            Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); Short term debt rated "R-3" is speculative, and within the three
R-3         subset grades, the capacity for  timely payment ranges from mildly
(middle);   speculative to doubtful. "R-3" credits tend to have weak liquidity
R-3 (low)   and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

     These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

     Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

   CORPORATE AND MUNICIPAL BOND RATINGS

   INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

   SPECULATIVE GRADE

     Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

   LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

   INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   NON-INVESTMENT GRADE

Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

   INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   SPECULATIVE GRADE

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,      HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,       financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,      DEFAULT. The ratings of obligations in this category are based on
DD,       their prospects for achieving partial or full recovery in a
D reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

   BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/      Bonds rated in any of these categories are very highly speculative and
CC/C are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS
MOODY'S

   INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

   SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

     Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

     An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

   INSURER FINANCIAL STRENGTH RATINGS

     A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

     The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,      Very Weak. Companies rated in any of these three categories are viewed
CC,       as very weak with a very poor capacity to meet policyholder and
C contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,      Distressed. These ratings are assigned to companies that have either
DD,       failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

   SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

     Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

     The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

     Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1  Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2  Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3  Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2      Satisfactory capacity to pay principal and interest.

SP-3      Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

   PREFERRED SHARE RATING SCALE

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                             JPMORGAN TAX FREE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 19, 2005

                           JPMORGAN TRUST I ("TRUST")

    JPMorgan California Tax Free Bond Fund ("California Tax Free Bond Fund") JPMorgan Intermediate Tax Free Bond Fund ("Intermediate Tax Free Bond Fund")
        JPMorgan New York Tax Free Bond Fund ("N.Y. Tax Free Bond Fund") JPMorgan New Jersey Tax Free Bond Fund ("N.J. Tax Free Bond Fund")

                 (each a "Fund," and collectively, the "Funds")

     This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 19, 2005, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated August 31, 2004 included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

     For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111


                                                                      SAI-TF-205

TABLE OF CONTENTS


GENERAL                                                                                                  1
INVESTMENT STRATEGIES AND POLICIES                                                                       3
INVESTMENT RESTRICTIONS                                                                                 23
TRUSTEES                                                                                                26
OFFICERS                                                                                                32
CODES OF ETHICS                                                                                         34
PROXY VOTING PROCEDURES AND GUIDELINES                                                                  35
PORTFOLIO HOLDINGS DISCLOSURE                                                                           36
INVESTMENT ADVISER                                                                                      38
ADMINISTRATOR                                                                                           40
DISTRIBUTOR                                                                                             42
DISTRIBUTION PLAN                                                                                       42
CUSTODIAN                                                                                               44
TRANSFER AGENT                                                                                          45
SHAREHOLDER SERVICING                                                                                   45
EXPENSES                                                                                                47
FINANCIAL INTERMEDIARIES                                                                                48
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                                           48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                           49
PURCHASES, REDEMPTIONS AND EXCHANGES                                                                    49
DIVIDENDS AND DISTRIBUTIONS                                                                             52
NET ASSET VALUE                                                                                         52
PORTFOLIO TRANSACTIONS                                                                                  53
DELAWARE TRUST                                                                                          56
DESCRIPTION OF SHARES                                                                                   57
DISTRIBUTIONS AND TAX MATTERS                                                                           58
ADDITIONAL INFORMATION                                                                                  63
FINANCIAL STATEMENTS                                                                                    69
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                                               1
APPENDIX B-ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES                           B-1
APPENDIX C-INFORMATION CONCERNING THE STATE OF NEW YORK                                                C-1
APPENDIX D-SPECIAL INVESTMENT CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL OBLIGATIONS              D-1

                                     GENERAL


THE TRUST AND THE FUNDS

     The Funds are series of JPMorgan Trust I ("Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004. Each Fund is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005.

     The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                       J.P. MORGAN SERIES TRUST ("JPMST")
                     JPMorgan California Tax Free Bond Fund

                J.P. MORGAN MUTUAL FUND SELECT TRUST ("JPMMFST")
                    JPMorgan Intermediate Tax Free Bond Fund
                      JPMorgan New York Tax Free Bond Fund
                     JPMorgan New Jersey Tax Free Bond Fund

     Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

     On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust
I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

     JPMST. Prior to February 19, 2005, the California Tax Free Bond Fund was a series of JPMST, an open-end management investment company which was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts August 15, 1996.

     JPMMFST. Prior to February 19, 2005, the Intermediate Tax Free Bond Fund, N.Y. Tax Free Bond Fund and N.J. Tax Free Bond Fund are series of JPMMFST, an open-end management investment company which was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996.

     After the close of business on February 18, 2005, the JPMorgan Intermediate Tax Free Income Fund acquired all of the assets and liabilities of One Group Intermediate Tax-Free Bond Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMMFST, on behalf of JPMorgan Intermediate Tax Free Income Fund, and One Group Mutual Funds, on behalf of One Group Intermediate Tax-Free Bond Fund ("Merger Agreement"). Following the merger, the terms of which were set forth in the Merger Agreement, the JPMorgan Intermediate Tax Free Income adopted the name "JPMorgan Intermediate Tax Free Bond Fund" effective February 19, 2005.

     For ease of reference, throughout this SAI, the Board of Trustees of the Trust, the Board of Trustees of JPMMFS, and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the "Board of Trustees."

SHARE CLASSES

     The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:



California Tax Free Bond Fund                   Select Class, Institutional Class, Class A, Class B and
                                                Class C
Intermediate Tax Free Bond Fund                 Select Class, Institutional Class, Class A, Class B and
                                                Class C
N.Y. Tax Free Bond Fund                         Select Class, Institutional Class, Class A, Class B and
                                                Class C
N.J. Tax Free Bond Fund                         Select Class, Class A, Class B and Class C



     Currently, each Fund offers the following classes of shares:



California Tax Free Bond Fund                   Select Class, Institutional Class, Class A and Class C
Intermediate Tax Free Bond Fund                 Select Class, Institutional Class, Class A, Class B
                                                and Class C
N.J. Tax Free Bond Fund                         Select Class, Class A, Class B and Class C
N.Y. Tax Free Bond Fund                         Select Class, Institutional Class, Class A, Class B
                                                and Class C



     The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

     Effective February 19, 2005, the following Predecessor Funds were renamed with the approval of the Board of Trustees of JPMST or JPMMFST, as applicable:



 NEW NAME                                        FORMER NAME
 JPMorgan California Tax Free Bond Fund          JPMorgan California Bond Fund
 JPMorgan Intermediate Tax Free Bond Fund        JPMorgan Intermediate Tax Free Income Fund
 JPMorgan New York Tax Free Bond Fund            JPMorgan New York Intermediate Tax Free Income Fund
 JPMorgan New Jersey Tax Free Bond Fund          JPMorgan New Jersey Tax Free Income Fund



MISCELLANEOUS

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.


     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.


     In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "JPMorgan Fund"). The other JPMorgan Funds are covered by separate Statements of Additional Information.

     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank.

Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT STRATEGIES AND POLICIES

                             TAX EXEMPT OBLIGATIONS


     The Funds invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Diversification and Quality Requirements."


     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and JPMorgan Chase Bank acting as agent, for no additional fee. Although master demand obligations are not marketable to third parties, the Funds consider them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

     Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes, with maturities of sixty days or less, are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.


     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

     PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.


     PUTS. The Funds may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Funds' investment objectives and subject to the supervision of the Trustees, the purpose of this practice is to permit the Funds to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.


     Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in a Fund's portfolio and the yield, quality and maturity dates of the underlying securities.


     The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If a Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

     Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by its Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's" or "S&P"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which, in the judgment of the Adviser, becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.


     Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

                            MONEY MARKET INSTRUMENTS


     Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the

Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and such other U.S. commercial banks which are judged by the Adviser to meet comparable credit standing criteria.


     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.


     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.


                            NON-MUNICIPAL SECURITIES


     The Funds may invest in bonds and other debt securities of domestic issuers to the extent consistent with their investment objectives and policies. The Funds may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Funds will purchase such securities only when the Adviser believes that they would enhance the after tax returns of a shareholder of a Fund in the highest federal and state income tax brackets. For information on short-term investments in these securities, see "Money Market Instruments."


     MORTGAGES (DIRECTLY HELD). Each Fund, may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

     The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

     STRUCTURED PRODUCTS. Each Fund, except California Tax Free Bond Fund, may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.


     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.


     STRIPPED OBLIGATIONS. The Funds may invest in principal-only or interest-only stripped obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

     FLOATING RATE AND VARIABLE RATE SECURITIES. Each Fund, except California Tax Free Bond Fund, may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.


     The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.


     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term fixed rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     INVERSE FLOATERS AND INTEREST RATE CAPS. Each Fund, except California Tax Free Bond Fund, may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

     ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. The California Tax Free Bond Fund may invest in deferred payment securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.


                             ADDITIONAL INVESTMENTS

     SYNTHETIC VARIABLE RATE INSTRUMENTS. Each Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. JPMlM reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and
(ii) the risk to the Fund will be that of holding a long-term bond.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     FORWARD COMMITMENTS. The Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Funds' assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.


     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.


     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the

Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and
(2) the Adviser will waive and/or reimburse its advisory fee from the Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.


     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

     The Funds are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Funds, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters". To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     Each Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Funds may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. If the quality of the investment later declines, a Fund may continue to hold the investment. See "Below Investment Grade Debt" below. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's ("S&P") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's NAV. See Appendix A for more detailed information on the various ratings categories.


     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS


     The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Funds may also use futures and options to seek to enhance portfolio performance.

     Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund's Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.


                                     OPTIONS


     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.


     The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.


     SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price.


     If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

     Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

     OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index.


     For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


                                FUTURES CONTRACTS

     The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

     When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.


     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

     OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)


     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


     The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


     In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by each of the Funds, except for California Tax Free Bond Fund, not exceed 50% of the market value of each of their total assets. Neither this restriction nor any policy with respect to the restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies. (See "Investment Restrictions.")

     SWAPS AND RELATED SWAP PRODUCTS. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.


     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.


     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.


     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

     Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT


     Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of its portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.


     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.


     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.


                     SPECIAL FACTORS AFFECTING CERTAIN FUNDS


     The California Tax Free Bond Fund intends to invest a high proportion of its assets in municipal obligations in California municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.

     Under normal circumstances, the California Tax Free Bond Fund invests at least 80% of its total assets in municipal securities. For purposes of this policy, "California municipal bonds" has the same meaning as "California Municipal Securities," which are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The California Tax Free Bond Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund's distributions from interest on California Municipal Securities and other municipal securities in which the California Tax Free Bond Fund invests may under certain circumstances be subject to federal alternative minimum tax. See "Distributions and Tax Matters".

     For further information concerning California Municipal Securities, see Appendix B to this Statement of Additional Information. The summary set forth in Appendix B is based on information from the official statement issued by the State of California for its general obligation bond issue on September 29, 2004 and does not purport to be complete.

     The N.Y. Tax Free Bond Fund and N.J. Tax Free Bond Fund intend to invest a high proportion of their assets in state, local and agencies municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of the state issuers and/or obligors of such institutions to meet their obligations. See Appendix C for further information about the State of New York and Appendix D for further information about the State of New Jersey.


                               PORTFOLIO TURNOVER


     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.



                                                 FISCAL YEAR      FISCAL YEAR
                                                    ENDED            ENDED
                                                   8/31/03          8/31/04
                                                --------------------------------
California Tax Free Bond Fund                        49%              43%
Intermediate Tax Free Bond Fund                      56%              65%
N.Y. Tax Free Bond Fund                              38%              30%
N.J. Tax Free Bond Fund                              59%              54%


                             INVESTMENT RESTRICTIONS


     The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


     Except for the investment policies designated as fundamental in the Prospectuses or herein, the Funds' investment policies (including their investment objectives) are not fundamental.

FUNDAMENTAL INVESTMENT RESTRICTIONS

(1) (a) The California Tax Free Bond Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(1)  (b)  The Intermediate Tax Free Bond Fund, N.Y. Tax Free Bond Fund and
N.J. Tax Free Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;

(2) (a) The California Tax Free Bond Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(2)  (b)  The Intermediate Tax Free Bond Fund, N.Y. Tax Free Bond Fund and
N.J. Tax Free Bond Fund may not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(3) (a) The California Tax Free Bond Fund may not borrow money, except to the extent permitted by applicable law;

(3) (b) The Intermediate Tax Free Bond Fund, N.Y. Tax Free Bond Fund and N.J. Tax Free Bond Fund may not borrow money, except to the extent permitted by applicable law;


(4) The Funds may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;


(5) (a) The California Tax Free Bond Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) may make direct investments in mortgages;

(5)  (b)  The Intermediate Tax Free Bond Fund, N.Y. Tax Free Bond Fund and
N.J. Tax Free Bond Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6) (a) The California Tax Free Bond Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(6) (b) The Intermediate Tax Free Bond Fund, N.Y. Tax Free Bond Fund and N.J. Tax Free Bond Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(7) The Funds may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law; and

(8) All of the Funds have an 80% investment policy which is fundamental and may not be changed without shareholder approval.

  In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the Intermediate Tax Free Bond Fund, N.Y. Tax Free Bond Fund and N.J. Tax Free Bond Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

  For purposes of investment restriction (5)(b) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (1)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (1)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of any "industry."

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that:


     (i) The Funds may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     (ii) The Funds may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

     (iii) The Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;


     (iv) The Intermediate Tax Free Bond Fund, N.Y. Tax Free Bond Fund and N.J. Tax Free Bond Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

     (v) The Intermediate Tax Free Bond Fund, N.Y. Tax Free Bond Fund and N.J. Tax Free Bond Fund may not purchase or sell interests in oil, gas or mineral leases;

     (vi) The Intermediate Tax Free Bond Fund, N.Y. Tax Free Bond Fund and N.J. Tax Free Bond Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.


     (vii) The Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                                    TRUSTEES


     The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                       NUMBER OF
    NAME (YEAR OF BIRTH);                                          PORTFOLIOS IN FUND
       POSITIONS WITH                PRINCIPAL OCCUPATIONS          COMPLEX OVERSEEN        OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)               DURING PAST 5 YEARS             BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
    ---------------------            ---------------------         ------------------       ------------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG            Retired; Vice President &                 110               None.
(1941); Trustee of Trust        Treasurer of Ingersoll-Rand
since 2005; Trustee of          Company (manufacturer of
Predecessor Funds since 1987.   industrial equipment)
                                (1972-2000).

ROLAND R. EPPLEY, JR.           Retired; President &                      110               Director, Janel Hydro, Inc.
(1932); Trustee of Trust        Chief Executive Officer,                                    (automotive) (1993-present).
since 2005; Trustee of          Eastern States Bankcard
Predecessor Funds since 1989.   (1971-1988).

JOHN F. FINN                    President and Chief Executive             110               Director, Cardinal Health, Inc
(1947); Trustee of Trust        Officer of Gardner, Inc.                                    (CAH) (1994-present).
since 2005.                     (wholesale distributor to
                                outdoor power equipment
                                industry) (1979-present).

                                                                       NUMBER OF
    NAME (YEAR OF BIRTH);                                          PORTFOLIOS IN FUND
       POSITIONS WITH                PRINCIPAL OCCUPATIONS          COMPLEX OVERSEEN             OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)               DURING PAST 5 YEARS             BY TRUSTEE(1)                OUTSIDE FUND COMPLEX
    ---------------------            ---------------------         ------------------            ------------------------
DR. MATTHEW GOLDSTEIN           Chancellor of the City                    110               Trustee of Bronx-Lebanon Hospital
(1941); Trustee of Trust        University of New York                                      Center (1992-present); Director
since 2005; Trustee of          (1999-present); President,                                  of New Plan Excel Realty Trust,
Predecessor Funds since 2003.   Adelphi University (New York)                               Inc. (real estate investment
                                (1998-1999).                                                trust) (2000-present); Director
                                                                                            of Lincoln Center Institute for
                                                                                            the Arts in Education
                                                                                            (1999-present).

ROBERT J. HIGGINS (1945);       Retired; Director of                      110               Director of Providian Financial
Trustee of Trust since 2005;    Administration of the State of                              Corp. (banking) (2002-present).
Trustee of Predecessor Funds    Rhode Island (2003-2004);
since 2002.                     President - Consumer Banking
                                and Investment Services, Fleet
                                Boston Financial (1971-2001).

PETER C. MARSHALL               Self-employed business                    110               None.
(1942); Trustee of Trust        consultant (2002-present);
since 2005.                     Senior Vice President, W.D.
                                Hoard, Inc. (corporate parent
                                of DCI Marketing, Inc.)
                                (2000-2002); President, DCI
                                Marketing, Inc. (1992-2000).

MARILYN MCCOY                   Vice President of                         110               Director, Mather LifeWays
(1948); Trustee of Trust        Administration and Planning,                                (1994-present); Director,
since 2005.                     Northwestern University                                     Carleton College (2003-present).
                                (1985-present).

WILLIAM G. MORTON, JR.          Retired; Chairman Emeritus                110               Director of Radio Shack
(1937); Trustee of Trust        (2001-2002), and Chairman and                               Corporation (electronics)
since 2005; Trustee of          Chief Executive Officer,                                    (1987-present); Director of The
Predecessor Funds since 2003.   Boston Stock Exchange (1985-                                National Football Foundation and
                                2001).                                                      College Hall of Fame
                                                                                            (1994-present); Trustee of the
                                                                                            Berklee College of Music
                                                                                            (1998-present); Trustee of the
                                                                                            Stratton Mountain School
                                                                                            (2001-present).

ROBERT A. ODEN, JR. (1946);     President, Carleton College               110               Director, American University in
Trustee of Trust since 2005.    (2002-present); President,                                  Cairo.
                                Kenyon College (1995-2002).

                                                                       NUMBER OF
    NAME (YEAR OF BIRTH);                                          PORTFOLIOS IN FUND
       POSITIONS WITH                PRINCIPAL OCCUPATIONS          COMPLEX OVERSEEN             OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)               DURING PAST 5 YEARS             BY TRUSTEE(1)                OUTSIDE FUND COMPLEX
    ---------------------            ---------------------         ------------------            ------------------------
FERGUS REID, III                Chairman of Lumelite                      110               Trustee of Morgan Stanley Funds
(1932); Trustee of Trust        Corporation (plastics                                       (209 portfolios) (1995-present).
(Chairman) since 2005;          manufacturing) (2003-present);
Trustee (Chairman) of           Chairman and CEO of Lumelite
Predecessor Funds since 1987.   Corporation (1985-2002).

FREDERICK W. RUEBECK            Advisor, Jerome P. Green &                110               Director, AMS Group
(1939); Trustee of Trust        Associates, LLC                                             (2001-present); Director, Wabash
since 2005.                     (broker-dealer)                                             College (1988-present); Trustee,
                                (2002-present); Investment                                  Seabury-Western Theological
                                Officer, Wabash College                                     Seminary (1993-present); Chairman,
                                (2004-present); self-employed                               Indianapolis Symphony Orchestra
                                consultant (January 2000 to                                 Foundation (1994-present).
                                present); Director of
                                Investments, Eli Lilly and
                                Company (1988-1999).

JAMES J. SCHONBACHLER           Retired; Managing Director of             110               None.
(1943); Trustee of Trust        Bankers Trust Company
since 2005; Trustee of          (financial services)
Predecessor Funds since 2001.   (1968-1998).

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.*       Retired; Chief Executive                  110               None.
(1935); Trustee of Trust        Officer of Chase Mutual Funds
since 2005; Trustee of          (investment company)
Predecessor Funds since 1998.   (1989-1998); President & Chief
                                Executive Officer of Vista
                                Capital Management (investment
                                management) (1990-1998); Chief
                                Investment Executive of Chase
                                Manhattan Private Bank
                                (investment management)
                                (1990-1998).



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees oversees includes seven registered investment companies (110 portfolios) as of the date of this SAI.
* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES


     The Board of Trustees currently has four standing committees: the Audit, Valuation and Compliance, Governance, and Investment Committees. The Board does not have a Compensation Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants; and (vii) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2004.

     The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; (ii) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (iii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and Compliance Committee was consulted by management of the JPMorgan Funds on two occasions during the fiscal year ended August 31, 2004. Prior to February 19, 2005, the Valuation and Compliance Committee was known as the Valuation Committee.

     The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' auditors). The Governance Committee met once during the fiscal year ended August 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

     Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitates the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee met once during the fiscal year ended August 31, 2004.

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1) :



                                     OWNERSHIP OF          OWNERSHIP OF           OWNERSHIP OF        OWNERSHIP OF
                                    CALIFORNIA TAX       INTERMEDIATE TAX         N.Y.TAX FREE       N.J. TAX FREE
NAME OF TRUSTEE                     FREE BOND FUND        FREE BOND FUND           BOND FUND           BOND FUND
----------------------              --------------      ------------------       -------------       -------------
INDEPENDENT TRUSTEES
William J. Armstrong                     None                  None                  None                 None
Roland R. Eppley, Jr.                    None           $50,001 - $100,000           None                 None
John F. Finn                             None                  None                  None                 None
Dr. Matthew Goldstein                    None                  None                  None                 None
Robert J. Higgins                        None                  None                  None                 None
Peter C. Marshall                        None                  None                  None                 None
Marilyn McCoy                            None                  None                  None                 None
William G. Morton, Jr.                   None                  None                  None                 None
Robert A. Oden, Jr.                      None                  None                  None                 None
Fergus Reid, III                         None                  None                  None                 None
Frederick W. Ruebeck                     None                  None                  None                 None
James J. Schonbachler                    None                  None                  None                 None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                  None                  None                 None



                                     AGGREGATE OWNERSHIP OF ALL
                                  REGISTERED INVESTMENT COMPANIES
                                  OVERSEEN BY TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                        INVESTMENT COMPANIES(1)
----------------------           ---------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                        Over $100,000
Roland R. Eppley, Jr.                       Over $100,000
John F. Finn                                Over $100,000
Dr. Matthew Goldstein                     $50,001 - $100,000
Robert J. Higgins                                None
Peter C. Marshall                           Over $100,000
Marilyn McCoy                               Over $100,000
William G. Morton, Jr.                           None
Robert A. Oden, Jr.                         Over $100,000
Fergus Reid, III                            Over $100,000

                                     AGGREGATE OWNERSHIP OF ALL
                                  REGISTERED INVESTMENT COMPANIES
                                  OVERSEEN BY TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                        INVESTMENT COMPANIES(1)
----------------------           ---------------------------------
Frederick W. Ruebeck                        Over $100,000
James J. Schonbachler                     $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                    Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Family of Investment Companies consisted of 16 registered investment companies, including the former One Group Mutual Funds (now known as JPMorgan Trust II) (51 portfolios), One Group Investment Trust (nine portfolios) and 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios).

(2) For Messrs. Eppley and Spalding, these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs. Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

     As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

     Each Trustee is currently paid an annual fee of $122,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. For his services as Vice Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Marshall is paid an additional $41,000. Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Chairmen) are paid an additional $40,000 for their services as committee Chairmen. Sub-Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as Sub-Committee Chairmen) are paid an additional $20,000 for their services as Sub-Committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, are set forth below:


                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS


                                   CALIFORNIA      INTERMEDIATE       N.Y.TAX          N.J. TAX      TOTAL COMPENSATION
                                    TAX FREE       TAX FREE BOND     FREE BOND        FREE FUND      PAID FROM THE FUND
NAME OF TRUSTEE                     BOND FUND          FUND            FUND              FUND            COMPLEX(1)
------------------------         --------------   --------------   --------------   --------------   ------------------
INDEPENDENT TRUSTEES
William J. Armstrong             $          192   $        2,221   $        1,031   $          101   $          160,000
Roland R. Eppley, Jr.                       144            1,666              773               75              120,000
John F. Finn                                  0                0                0                0                    0
Dr. Matthew Goldstein                       144            1,666              773               75              120,000
Robert J. Higgins                           144            1,666              773               75              120,000
Peter C. Marshall                             0                0                0                0                    0
Marilyn McCoy                                 0                0                0                0                    0
William G. Morton, Jr.                      144            1,666              773               75              120,000
Robert A. Oden, Jr.                           0                0                0                0                    0
Fergus Reid, III                            300            3,470            1,611              157              250,000
Frederick W. Ruebeck                          0                0                0                0                    0
James J. Schonbachler                       144            1,666              773               75              120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                     15              177               79                8              160,000^



^   Includes $146,667 of deferred compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table as shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

     Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                                    OFFICERS


     The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
      ---------------------                                        ---------------------
George C.W. Gatch (1962),           Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group
President (2001)                    Funds.  An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB
                                    Morgan, a Japanese mutual fund company, which was a joint venture between J.P.
                                    Morgan and Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President (2004)**      Mutual Funds from November 2001 until present.  From October 1999 to present,
                                    Vice President and Treasurer, One Group Administrative Services, Inc. (now known as JPMorgan Funds Management, Inc.), and Vice President and Treasurer, One Group
                                    Dealer Services, Inc. (now known as JPMorgan Distribution Services, Inc.)

Patricia A. Maleski (1960),         Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief            Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in
Administrative Officer (2004)       2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc.,
                                    a service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey (1969),         Director of Mutual Fund Administration, One Group Administrative Services, (now
Treasurer (2004)**                  known as JPMorgan Funds Management, Inc.), since 2004; Ms. Dorsey worked for
                                    Bank One Corporation (now known as JP Morgan Chase & Co.) from 2003 to 2004;
                                    prior to joining Bank One Corporation, she was a Senior Manager specializing in
                                    Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Secretary (2005)                    (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                    attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant General
Assistant Secretary (2004)**        Counsel and Associate General Counsel and Vice President, Gartmore Global
                                    Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Various attorney positions for Bank One Corporation (now known as JP Morgan Chase
Assistant Secretary (2004)**        & Co.) since 1990.

Nancy E. Fields (1949),             From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)**        Administrative Services, Inc. (now known as JPMorgan Funds Management, Inc.) and
                                    Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. (now known as JPMorgan
                                    Distribution Services, Inc.) From July 1999 to October 1999, Project Manager, One Group,
                                    Banc One Investment Advisors Corporation (now known as JPMorgan Investment Advisors, Inc.).

Avery P. Maher (1945),              Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice
Assistant Secretary (2004)          President and Assistant Secretary of John Hancock Advisers, LLC, from 1992 to 2004.

Alaina V. Metz (1967),              Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary (2001)*

Suzanne E. Cioffi (1967),           Vice President, JPMIM, responsible for mutual fund financial reporting.

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
      ---------------------                                        ---------------------
Assistant Treasurer (2005)          During the past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965),        Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)          mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                    Administration at Prudential Investments.

Stephen M. Ungerman (1953), Chief   Vice President, JPMIM; previously, head of Fund Administration - Pooled Vehicles.
Compliance Officer (2004)           Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in
                                    Prudential Financial's asset management business, including Associate General
                                    Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.


*   The contact address for the officer is 3435 Stelzer Road, Columbus, OH
    43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

     As of January 31, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS


     The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES


     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.


     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

  - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

  - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

  - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

  - JPMIM votes against proposals for a super-majority vote to approve a merger.

  - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

  - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

  - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


     In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30, 2004 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.

                          PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:



    Vickers Stock Research Corp.             Quarterly       30 days after month end
    Standard & Poor's                        Monthly         30 days after month end
    MorningStar Inc.                         Monthly         30 days after month end
    Lipper, Inc.                             Monthly         30 days after month end
    Thomson Financial                        Monthly         30 days after month end
    Bloomberg LP                             Monthly         30 days after month end
    Casey Quirk & Acito                      Monthly         30 days after month end
    Vestek                                   Monthly         30 days after month end
    Investment Company Institute             Monthly         30 days after month end
    Key Bank                                 Monthly         30 days after month end
    Sisters of Saint Joseph of Peace         Quarterly       30 days after month end



     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

     The Funds also include information concerning the Funds' top ten holdings, and other related information, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.


     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER


     Pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.


     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

     JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.


     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."


     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.


     On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to JPMorgan Trust I reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and (iv) the contingent removal of each of the Funds from the Advisory Agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds that were series of JPMMFST. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by the Adviser under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

     The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM or JPMFAM (USA) (waived amounts are in parentheses), as applicable, with respect to the fiscal periods indicated (amounts in thousands):



                                        FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                             8/31/02                 8/31/03                 8/31/04
                                      PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
California Tax Free Bond Fund         $        601   $    -   $        602   $    -   $        408   $    -
Intermediate Tax Free Bond Fund              5,084        -          5,243        -          4,654        -
N.Y. Tax Free Bond Fund                      2,643        -          2,610        -          2,173        -
N.J. Tax Free Bond Fund                        241        -            240        -            212        -



     The Advisory Agreement provides that it will continue in effect for a period beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.


                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


     The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or their affiliates, has approved the Advisory Agreement for the Trust, on behalf of the Funds.


     As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.


     In approving each Advisory Agreement, the Board of Trustees considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.


     In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.


                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of the funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Complex including the series of the former One Group Mutual Funds.

     From September 10, 2001 to February 19, 2005, pursuant to the administration agreements, effective September 10, 2001, between the Predecessor Trusts, on behalf of the Predecessor Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from each Predecessor Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Predecessor Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Predecessor Fund's sub-administrator.

     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).



                                              FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                                  8/31/02                     8/31/03                    8/31/04
                                           ------------------------   -----------------------    -----------------------
                                           PAID/ACCRUED    WAIVED     PAID/ACCRUED    WAIVED     PAID/ACCRUED    WAIVED
                                           ------------   ---------   ------------   ---------   ------------   --------
California Tax Free Bond Fund              $        301   $   (271)   $        301   $   (164)   $        204   $   (157)
Intermediate Tax Free Bond Fund                   2,542     (1,184)          2,622     (1,165)          2,327     (1,108)
N.Y. Tax Free Bond Fund                           1,322       (129)         13,505       (105)          1,087        (52)
N.J. Tax Free Bond Fund                             121        (29)            120        (40)            106         (8)

                                   DISTRIBUTOR


     Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Predecessor Funds.


                                DISTRIBUTION PLAN


     The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.


     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.


     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.


     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.


     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS and the Predecessor Trusts with respect to the classes of Shares specified above.

     The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                            FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                                 8/31/02                    8/31/03                   8/31/04
                                         PAID/ACCRUED    WAIVED     PAID/ACCRUED    WAIVED     PAID/ACCRUED    WAIVED
California Tax Free Bond Fund            $         53   $    (53)   $         57   $    (57)   $         50   $    (50)
Intermediate Tax Free Bond Fund                     -          -               -          -               1         (1)
N.Y. Tax Free Bond Fund                           455       (338)            440       (258)            430       (233)
N.J. Tax Free Bond Fund                             -          -               5          -              10          -



     The table below sets forth the expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended August 31, 2004:



                                                 CALIFORNIA     INTERMEDIATE      N.Y. TAX        N.J. TAX
                                                  TAX FREE        TAX FREE        FREE BOND       FREE BOND
                                                  BOND FUND      BOND FUND          FUND            FUND
Advertising and Sales Literature                $         170   $           -   $         539   $           4
Printing, production and mailing of
prospectus and shareholder reports to other
than current shareholders                                   -              68         182,947           6,078
Compensation to dealers                                25,631               6         168,326             785
Compensation to sales personnel                            12               -              35               -
B Shares financing charges                              1,426               5           4,649              31
Equipment, supplies and other indirect
distribution-related expenses                             897               5           3,502              20


                                    CUSTODIAN


Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, each Fund pays to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $20,000.

     In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

     For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).


     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT


     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as each Predecessor Fund's transfer and dividend disbursing agent.


                              SHAREHOLDER SERVICING


     Effective February 19, 2005 the Trust, on behalf of each of the Funds, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services").

     "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

     "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).



     Select Class, Class A, Class B and Class C            0.25%
     Institutional Class                                   0.10%



     To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds.

     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):



                                               FISCAL YEAR ENDED         FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                                    8/31/02                   8/31/03                    8/31/04
                                           -----------------------    -----------------------    -----------------------
                                           PAID/ACCRUED    WAIVED     PAID/ACCRUED    WAIVED     PAID/ACCRUED    WAIVED
                                           ------------   --------    ------------   --------    ------------   --------
CALIFORNIA TAX FREE BOND FUND
Class A Shares                             $         53   $    (52)   $         56   $    (53)   $         50   $    (46)
Select Shares                                        94        (38)            107        (47)             88        (40)
Institutional Shares                                142       (101)            135       (103)             81        (64)
INTERMEDIATE TAX FREE BOND FUND
Class A Shares                                                                                              1          1
Class B Shares                                                                                              -^         -^
Class C Shares                                                                                              -^         -^
Select Shares                                     2,740        (35)          2,962       (140)          2,808         32
Institutional Shares                                599        (83)            563       (123)            428         66
N.Y. TAX FREE BOND FUND
Class A Shares                                      338       (112)            257        (58)            233         99

                                               FISCAL YEAR ENDED         FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                                    8/31/02                   8/31/03                   8/31/04
                                           -----------------------    -----------------------    -----------------------
                                           PAID/ACCRUED    WAIVED     PAID/ACCRUED    WAIVED     PAID/ACCRUED    WAIVED
                                           ------------   --------    ------------   --------    ------------   --------
Class B Shares                                       39          -              60         (2)             61         14
Class C Shares                                                                   1          -               5          1
Select Shares                                     1,141     (1,226)          1,157        (96)          1,009        112
Institutional Shares                                274       (272)            280       (259)            201        200
N.J. TAX FREE BOND FUND
Class A Shares                                                                   2         (1)              4          4
Class B Shares                                                                   1         (1)              2          2
Select Shares                                       201        (80)            197        (83)            171        112



^   Amount rounds to less than one thousand.

     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


                                    EXPENSES


     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

         The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries.

Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

     The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

     JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act. However, JPMST previously filed a Rule 18f-1 election on behalf of the California Tax Free Bond Fund. This election carries over and commits this Fund to paying in cash redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.


     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.


     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.


     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.


     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.


                           DIVIDENDS AND DISTRIBUTIONS


     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.


     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE




     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."


     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.


     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.


     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


     The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):



                                                               FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                                  ENDED          ENDED          ENDED
                                                                 8/31/02        8/31/03        8/31/04
                                                               ------------   ------------   ------------
CALIFORNIA TAX FREE BOND FUND
Total Brokerage Commissions                                    $      3,201   $      5,437   $      6,444
Brokerage Commissions to Affiliated Broker Dealers                        -              -              -
INTERMEDIATE TAX FREE BOND FUND
Total Brokerage Commissions                                          25,498         69,608         34,559
Brokerage Commissions to Affiliated Broker Dealers                    8,250              -              -
N.Y. TAX FREE BOND FUND
Total Brokerage Commissions                                          36,817         29,357          9,828
Brokerage Commissions to Affiliated Broker Dealers                      440              -              -
N.J. TAX FREE BOND FUND
Total Brokerage Commissions                                           1,298            680            246
Brokerage Commissions to Affiliated Broker Dealers                        -              -              -



     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehrman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.

                                 DELAWARE TRUST

     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.


                              DESCRIPTION OF SHARES


     The Trust is an open-end, management investment company organized as Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United

States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".


                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S.

government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.


     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds have no capital loss carryforwards as of the fiscal year ended August 31, 2004.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.


     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

     Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

     Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

     TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.


     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.


     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.


     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.


     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by each Fund that is designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gain dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly.
With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement on Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.


     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.


     FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

     If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

     A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.


     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.


                             ADDITIONAL INFORMATION


     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of January 31, 2005, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds:



CALIFORNIA BOND FUND
Select Class Shares           BALSA & CO REBATE ACCOUNT                   18.259
                              MUTUAL FUNDS UNIT
                              PO BOX 2558
                              HOUSTON TX 77252-2558

                              BALSA & CO                                  11.697
                              REBATE ACCOUNT
                              MUTUAL FUNDS UNIT
                              PO BOX 2558
                              HOUSTON TX 77252-2558

                              CHARLES SCHWAB & CO INC                      7.872
                              SPECIAL CUSTODY ACCOUNT FOR
                              BENEFIT OF CUSTOMERS
                              ATTN: MUTUAL FUNDS
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA  94104-4122

                              JP MORGAN CHASE BANK AS AGENT FOR            7.538
                              GILLIAN S FULLER IRA
                              ATTN SPECIAL PRODUCTS
                              500 STANTON CHRISTIANA RD
                              NEWARK DE 19713-2107

                              JP MORGAN CHASE BANK AS AGENT FOR             5.35
                              R B KITAL
                              ASSET ALLOCATION
                              ATTN: SPECIAL PRODUCTS
                              500 STANTON CHRISTIANA ROAD
                              NEWARK DE 19713-2107

Institutional Class Shares    JP MORGAN CHASE BANK AS AGENT FOR            7.993
                              W F  STEPHENS FBO J W  SEFFON JR
                              ATTN: SPECIAL PRODUCTS
                              500 STANTON CHRISTIANA RD
                              NEWARK DE 19713-2107

                              JP MORGAN CHASE BANK AS AGENT FOR            5.102

                              ALTROCK LIVING TRUST U/A DTD
                              ATTN SPECIAL PRODUCTS
                              500 STANTON CHRISTIANA RD
                              NEWARK DE 19713-2107

Class A Shares                MLPF&S FOR THE SOLE BENEFIT OF              12.878
                              ITS CUSTOMERS
                              ATTN  FUND ADMINISTRATION
                              4800 DEER LAKE DR EAST 2ND FL
                              JACKSONVILLE FL 32246-6484

                              BALSA & CO                                  12.465
                              JPMORGAN CHASE
                              ATTN MUTUAL FUNDS SECTION
                              14221 DALLAS PARKWAY
                              DALLAS TX 75254-2942

                              BALSA & CO                                   8.674
                              JPMORGAN CHASE
                              ATTN MUTUAL FUNDS SECTION
                              14221 DALLAS PARKWAY
                              DALLAS TX 75254-2942

INTERMEDIATE TAX FREE BOND
FUND
Select Class Shares           BALSA & CO REBATE ACCOUNT*                  51.383
                              MUTUAL FUNDS UNIT
                              PO BOX 2558
                              HOUSTON TX 77252-2558

                              PENLIN & CO                                   7.76
                              REBATE ACCOUNT
                              C/O JPMORGAN CHASE BANK
                              ATTN MUTUAL FUNDS
                              PO BOX 31412
                              ROCHESTER NY 14603-1412

Class A Shares                DEAN WITTER FBO                             22.652
                              MORGAN STANLEY TRUST CO TTEE
                              PO BOX 250
                              NEW YORK NY 10008-0250

                              DEAN WITTER FBO                              7.565
                              JOHN PRATER PERS REP
                              PO BOX 250
                              NEW YORK NY 10008-0250

                              NFSC FBO                                     6.265
                              JPMORGAN CHASE BANK COLL AGNT FB
                              WELDING METALLURGY
                              31 LAMAR ST
                              WEST BABYLON NY 11704-1314

Class B Shares                FIRST CLEARING, LLC*                        64.774
                              JAMES A HOUCK AND
                              3744 SALEM RD
                              YORK PA  17404-8989

                              BEAR STEARNS SECURITIES CORP.*              35.225
                              1 METROTECH CENTER NORTH
                              BROOKLYN NY 11201-3870

Class C Shares                MLPF&S FOR THE SOLE BENEFIT OF*              74.78
                              ITS CUSTOMERS
                              ATTN  FUND ADMINISTRATION
                              4800 DEER LAKE DR EAST 2ND FL

                              JACKSONVILLE FL  32246-6484

                              WELLS FARGO INVESTMENTS LLC                  8.933
                              608 2ND AVE S FL 8
                              MINNEAPOLIS MN  55402-1916

                              DEAN WITTER FBO                              8.863
                              JOHN A BUNYAN
                              PO BOX 250
                              NEW YORK NY  10008-0250

NEW JERSEY TAX FREE BOND
FUND
Select Class Shares           PENLIN & CO *                               65.021
                              REBATE ACCOUNT
                              C/O JPMORGAN CHASE BANK
                              ATTN MUTUAL FUNDS
                              PO BOX 31412
                              ROCHESTER NY  14603-1412

                              BALSA & CO REBATE ACCOUNT                   14.583
                              MUTUAL FUNDS UNIT
                              PO BOX 2558
                              HOUSTON TX  77252-2558

                              LIVA & COMPANY                               8.283
                              REBATE ACCOUNT
                              C/O JPMORGAN CHASE BANK
                              ATTN MUTUAL FUNDS
                              PO BOX 31412
                              ROCHESTER NY  14603-1412

Class A Shares                LIVA AND COMPANY*                           55.407
                              C/O JPMORGAN CHASE BANK
                              ATTN MUTUAL FUNDS
                              PO BOX 31412
                              ROCHESTER NY  14603-1412

                              NFSC FBO*                                   25.824
                              GEORGE G BUTTEL
                              91 HOBART AVE
                              RUTHERFORD NJ  07070-1427

                              MLPF&S FOR THE SOLE BENEFIT OF               6.275
                              ITS CUSTOMERS
                              ATTN  FUND ADMINISTRATION
                              4800 DEER LAKE DR E FL 3
                              JACKSONVILLE FL  32246-6484

Class B Shares                MLPF&S FOR THE SOLE BENEFIT OF              13.923
                              ITS CUSTOMERS
                              ATTN  FUND ADMINISTRATION
                              4800 DEER LAKE DR E FL 3
                              JACKSONVILLE FL  32246-6484

                              NFSC FBO                                    12.072
                              LEE HOWARD EX
                              EST OF EVELYN M HOWARD
                              5 WAYLAND DR
                              VERONA NJ  07044-2330

                              NFSC FBO                                     8.761
                              ANN WETSTEIN
                              127 MAGNOLIA RD
                              RAMSEY NJ  07446-1145

                              PERSHING LLC                                 7.497

                              PO BOX 2052
                              JERSEY CITY NJ  07303-2052

                              NFSC FBO                                     7.108
                              BARBARA CHOI
                              ANDREW CHOI
                              739 SHOSHONE TRL
                              FRANKLIN LKS NJ  07417-2252

                              NFSC FBO                                     6.489
                              ANN WETSTEIN
                              PORIA WETSTEIN
                              127 MAGNOLIA RD
                              RAMSEY NJ  07446-1145

                              PERSHING LLC                                 6.385
                              PO BOX 2052
                              JERSEY CITY NJ  07303-2052

NEW YORK TAX FREE BOND FUND
Select Class Shares           BALSA & CO REBATE ACCOUNT*                  29.004
                              MUTUAL FUNDS UNIT
                              PO BOX 2558
                              HOUSTON TX  77252-2558

                              PENLIN & CO                                  19.52
                              REBATE ACCOUNT
                              C/O JPMORGAN CHASE BANK
                              ATTN MUTUAL FUNDS
                              PO BOX 31412
                              ROCHESTER NY  14603-1412

                              LIVA & COMPANY                              12.175
                              REBATE ACCOUNT
                              C/O JPMORGAN CHASE BANK
                              ATTN MUTUAL FUNDS
                              PO BOX 31412
                              ROCHESTER NY  14603-1412

                              BALSA & CO                                   6.924
                              REBATE ACCOUNT
                              MUTUAL FUNDS UNIT
                              PO BOX 2558
                              HOUSTON TX  77252-2558

Institutional Class Shares    JPMIM AS AGENT FOR INTERPUBLIC                8.91
                              BENEFIT PROTECTION PLAN
                              ATTN TERESA O'HANLON
                              522 5TH AVE
                              NEW YORK NY  10036-7601

                              JP MORGAN CHASE BANK AS AGENT FOR            8.127
                              GILLAN ATTFIELD
                              AND ANNE HUBBARD
                              ATTN: SPECIAL PRODUCTS
                              500 STANTON CHRISTIANA ROAD
                              NEWARK DE  19713-2107

                              JP MORGAN CHASE BANK AS AGENT FOR            6.441
                              GILLAN ATTFIELD
                              AND ANNE HUBBARD
                              ATTN: SPECIAL PRODUCTS
                              500 STANTON CHRISTIANA ROAD
                              NEWARK DE  19713-2107

                              CHARLES SCHWAB & CO   INC                    5.142
                              SPECIAL CUSTODY ACCOUNT FOR
                              BENEFIT OF CUSTOMERS
                              ATTN: MUTUAL FUNDS
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA  94104-4122

Class A Shares                BALSA & CO                                   12.11
                              JPMORGAN CHASE
                              ATTN MUTUAL FUNDS SECTION
                              14221 DALLAS PARKWAY
                              DALLAS TX  75254-2942

Class C Shares                NFSC FBO                                    18.443
                              JAMES P CLARK
                              176 WASHINGTON AVE
                              ISLAND PARK NY  11558-1830

                              NFSC FBO                                    10.821
                              SYLVIA MISHKIN
                              MARC P MISHKIN
                              27122A GRAND CENTRAL PKWY
                              FLORAL PARK NY  11005-1218

                              NFSC FBO                                    10.803
                              SALMAN A AKBAR KHAN
                              422 E 72ND ST APT 27A
                              NEW YORK NY  10021-4640

                              NFSC FBO                                    10.433
                              MOLLY ROSENTHAL
                              86 B MOLLY PITCHER ANE
                              YORKTOWN HEIGHTS NY  10598

                              NFSC FBO                                    10.326
                              SAMUEL ROSENTHAL
                              86 MOLLY PITCHER LN
                              YORKTOWN HTS NY  10598-1537

                              NFSC FBO                                    10.25
                              MURPHY CO INC
                              CMB COLLATERAL AGENT
                              1711 WAYNEPORT RD
                              MACEDON NY  14502-9198

                              NFSC FBO                                    5.448
                              NU QUANG
                              27 PARKWOOD AVE
                              ROCHESTER NY  14620-3401



* - The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a "controlling person" of such shares under the 1940 Act.

     The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS


     As of the date of this SAI, the Successor Funds have not commenced operations and therefore do not have financial statements. The annual audited financial statements of the Predecessor Funds and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Predecessor Funds' August 31, 2004 annual report filings made with the SEC on November 10, 2004 (JPMST Accession No. 00001047469-04-033791 and JPMMFST Accession No. 00001047469-04-033793) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

"+" or "-"     may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR' indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1            Prime Credit Quality

R-2            Adequate Credit Quality

R-3            Speculative

All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)     Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
               (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.
               Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1            Short term debt rated "R-1 (middle)" is of superior
(middle)       credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1
               (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);    Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);  within the three subset grades,  debt protection ranges from
R-2 (low)      having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);    Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);  subset grades, the capacity for timely payment ranges from mildly
R-3 (low)      speculative to doubtful. "R-3" credits tend to have weak
               liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

CORPORATE AND MUNICIPAL BOND RATINGS

INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,  financial commitments is solely reliant upon sustained, favorable business
C or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DEFAULT. The ratings of obligations in this category are based on their DD, prospects for achieving partial or full recovery in a reorganization or
D liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ Bonds rated in any of these categories are very highly speculative and are CC/C in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D    This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR   Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

INSURER FINANCIAL STRENGTH RATINGS

A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,      Very Weak. Companies rated in any of these three categories are viewed
CC,       as very weak with a very poor capacity to meet policyholder and
C contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,      Distressed. These ratings are assigned to companies that have either
DD,       failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1  Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2  Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3  Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2   Satisfactory capacity to pay principal and interest.

SP-3   Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

Preferred Share Rating Scale

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

 APPENDIX B - ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES

    THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF
     CALIFORNIA. THE STATE OF CALIFORNIA HAS NOT APPROVED OR DISAPPROVED OF
       THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE


          This Appendix contains information about the State of California as set forth in "Appendix A" to the official statement issued by the State of California for its general revenue anticipation notes issued on September 29, 2004.

                            The State of California

                                TABLE OF CONTENTS


                                                                                                          PAGE
                                                                                                          ----
INTRODUCTION TO APPENDIX B                                                                                B-15
STATE INDEBTEDNESS AND OTHER OBLIGATIONS                                                                  B-17
   GENERAL                                                                                                B-17
   CAPITAL FACILITIES FINANCING                                                                           B-17
     GENERAL OBLIGATION BONDS                                                                             B-17
     COMMERCIAL PAPER PROGRAM                                                                             B-18
     LEASE-PURCHASE OBLIGATIONS                                                                           B-18
     NON-RECOURSE DEBT                                                                                    B-19
   PENSION OBLIGATION BONDS                                                                               B-19
   ECONOMIC RECOVERY BONDS                                                                                B-20
   TOBACCO SETTLEMENT REVENUE BONDS                                                                       B-20
   CASH FLOW BORROWINGS                                                                                   B-21
STATE FINANCES                                                                                            B-23
   THE GENERAL FUND                                                                                       B-23
   THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES                                                            B-23
   INTER-FUND BORROWINGS                                                                                  B-24
   STATE WARRANTS                                                                                         B-25
     REGISTERED WARRANTS                                                                                  B-26
     REIMBURSEMENT WARRANTS                                                                               B-26
     REFUNDING WARRANTS                                                                                   B-27
   SOURCES OF TAX REVENUE                                                                                 B-27
     PERSONAL INCOME TAX                                                                                  B-27
     SALES TAX                                                                                            B-28
     CORPORATION TAX                                                                                      B-30
     INSURANCE TAX                                                                                        B-30
     ESTATE TAX; OTHER TAXES                                                                              B-30
     SPECIAL FUND REVENUES                                                                                B-31
     TAXES ON TOBACCO PRODUCTS                                                                            B-31
   RECENT TAX RECEIPTS                                                                                    B-32
   STATE EXPENDITURES                                                                                     B-34
   STATE APPROPRIATIONS LIMIT                                                                             B-35
   PROPOSITION 98                                                                                         B-36
   LOCAL GOVERNMENTS                                                                                      B-38
     VEHICLE LICENSE FEE                                                                                  B-40
     TRIAL COURTS                                                                                         B-41
     WELFARE SYSTEM                                                                                       B-41
   WELFARE REFORM                                                                                         B-41

   PENSION TRUSTS                                                                                         B-43
   REPAYMENT OF ENERGY LOANS                                                                              B-44
   UNEMPLOYMENT INSURANCE FUND                                                                            B-45
   INVESTMENT OF FUNDS                                                                                    B-45
THE BUDGET PROCESS                                                                                        B-46
   GENERAL                                                                                                B-46
   CONSTRAINTS ON THE BUDGET PROCESS                                                                      B-47
     PROPOSITION 58 (BALANCED BUDGET AMENDMENT)                                                           B-47
     ADDITIONAL CONSTRAINTS ON THE BUDGET PROCESS                                                         B-48
PRIOR FISCAL YEARS' BUDGETS                                                                               B-49
   2001 BUDGET ACT                                                                                        B-49
   2002 BUDGET ACT                                                                                        B-50
   2003 BUDGET ACT                                                                                        B-50
CURRENT STATE BUDGET                                                                                      B-51
   BACKGROUND                                                                                             B-51
   2004 BUDGET ACT                                                                                        B-52
   "STRUCTURAL DEFICIT"                                                                                   B-54
   CALIFORNIA PERFORMANCE REVIEW                                                                          B-55
   SUMMARY OF STATE REVENUES AND EXPENDITURES                                                             B-56
   REVENUE AND EXPENDITURE ASSUMPTIONS                                                                    B-58
   DEVELOPMENT OF REVENUE ESTIMATES                                                                       B-59
   ECONOMIC ASSUMPTIONS                                                                                   B-59
FINANCIAL STATEMENTS                                                                                      B-61
OVERVIEW OF STATE GOVERNMENT                                                                              B-62
   ORGANIZATION OF STATE GOVERNMENT                                                                       B-62
   EMPLOYEE RELATIONS                                                                                     B-64
ECONOMY AND POPULATION                                                                                    B-64
   INTRODUCTION                                                                                           B-64
   POPULATION AND LABOR FORCE                                                                             B-65
   EMPLOYMENT, INCOME, CONSTRUCTION AND EXPORT GROWTH                                                     B-67
LITIGATION                                                                                                B-70
   CHALLENGE RELATED TO THE VEHICLE LICENSE FEE OFFSET AND RELATED PAYMENTS TO
   LOCAL GOVERNMENTS                                                                                      B-70
   CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD                                                B-71
   ACTIONS SEEKING FLOOD-RELATED DAMAGES                                                                  B-71
   TAX REFUND CASES                                                                                       B-72
   ENVIRONMENTAL CLEANUP MATTER                                                                           B-73
   ENERGY-RELATED MATTERS                                                                                 B-73
   ESCHEATED PROPERTY CLAIMS                                                                              B-74
   ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS                                        B-75
   ACTIONS SEEKING PROGRAM MODIFICATIONS                                                                  B-75
   LOCAL GOVERNMENT MANDATE CLAIMS AND ACTIONS                                                            B-77
   ACTION FOR DAMAGES FOR ALLEGED DESTRUCTION AT INDIAN BURIAL SITES                                      B-78
   ACTIONS SEEKING TO ENJOIN IMPLEMENTATION OF CERTAIN TRIBAL GAMING COMPACTS                             B-78
STATE DEBT TABLES                                                                                         B-79



                           INTRODUCTION TO APPENDIX B

IMPORTANCE OF APPENDIX B. APPENDIX B is the part of the Official Statement that provides investors with information concerning the State of California (the "State"). Investors are advised to read the entire Official Statement, including APPENDIX B, to obtain information essential to making an informed investment decision.

CALIFORNIA'S CREDIT HISTORY. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.


OVERVIEW OF APPENDIX B. APPENDIX B begins with the types of debt instruments that the State has issued and is authorized to issue in the future. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS."

APPENDIX B continues with a discussion of the sources and uses of State funds. See "STATE FINANCES." The budget process and constraints on this process, as well as the budget proposed by the Governor and the economic assumptions underlying the revenue projections contained in the proposed budget, are discussed under "THE BUDGET PROCESS" and "CURRENT STATE BUDGET."

Then, APPENDIX B includes or incorporates by reference the Audited Annual Financial Statements of the State for the Year Ended June 30, 2003, together with certain information required by governmental accounting and financial reporting standards to be included in the Financial Statements, including a "Management's Discussion and Analysis" that describes and analyzes the financial position of the State and provides an overview of the State's activities for the fiscal year ended June 30, 2003. The State Controller's unaudited reports of cash receipts and disbursements for the period July 1, 2003 through August 31, 2004 are also included in this APPENDIX B. See "FINANCIAL STATEMENTS."

Governance, management and employee information is set forth under "OVERVIEW OF STATE GOVERNMENT." Demographic and economic statistical information is included under "ECONOMY AND POPULATION." APPENDIX B concludes with a description of material litigation involving the State (see "LITIGATION") and debt tables (see "STATE DEBT TABLES").


RECENT DEVELOPMENTS. On September 22, 2004, the State Legislative Analyst's Office ("LAO") issued its report entitled "California Spending Plan 2004-05--The Budget Act and Related Legislation," analyzing the impact of the final 2004 Budget Act upon the operating shortfall projections for the State made by the LAO in its report on the May Revision. See "CURRENT STATE BUDGET--'Structural Deficit'" for a discussion of this report.

On September 15, 2004, a lawsuit was filed against the State challenging the constitutionality of the statute approving the amendments to the tribal gaming compacts between the State and five Indian Tribes. The revenues from the amended tribal gaming compacts are anticipated to be received within fiscal year 2004-05, beginning January 1, 2005. See "CURRENT STATE BUDGET--2004 Budget Act" and "LITIGATION--Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts."

                    STATE INDEBTEDNESS AND OTHER OBLIGATIONS

     GENERAL

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due. See the introduction to "STATE DEBT TABLES" for information as to indebtedness and other obligations incurred after August 1, 2004.

     CAPITAL FACILITIES FINANCING

          GENERAL OBLIGATION BONDS

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. See "STATE FINANCES--State Expenditures." Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of August 1, 2004, the State had outstanding $45,901,897,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $34,542,521,000 of long-term general obligation bonds. This latter figure consists of $19,887,491,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $14,655,030,000 of other authorized but unissued general obligation bonds. These outstanding and authorized amounts include the economic recovery bonds. See "--Economic Recovery Bonds" below. See also the table "Authorized and Outstanding General Obligation Bonds" under "STATE DEBT TABLES."

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $5,374,565,000 of variable rate general obligation bonds (which includes the economic recovery bonds), representing 11.7 percent of the State's total outstanding general obligation bonds as of August 1, 2004.

Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children's Hospital Projects Bond Act) have qualified for the November 2004 ballot. Additional proposals affecting State finances or for additional bonds may also be added to the November 2004 ballot. The $9.95 billion bond measure for high speed rail projects that was previously on the

November 2004 ballot has been postponed until the November 2006 election. See "CURRENT STATE BUDGET--2004 Budget Act."

The Legislature has approved approximately $600 million of potential bond authorization, the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, to be placed on the 2006 primary election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.

          COMMERCIAL PAPER PROGRAM

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of August 1, 2004, the finance committees had authorized the issuance of up to $19,887,491,000 of commercial paper notes and, as of that date, $724,515,000 aggregate principal amount of general obligation commercial paper notes were outstanding. See "STATE DEBT TABLES."

          LEASE-PURCHASE OBLIGATIONS


In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. For purposes of this APPENDIX B and the tables under "STATE DEBT TABLES," "lease-purchase obligation" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. See "STATE FINANCES--Sources of Tax Revenue--Special Fund Revenues." The tables under "STATE DEBT TABLES" do not include equipment leases or leases which were not sold, directly or indirectly, to the public capital markets. The State had $7,284,902,136 General Fund-supported lease-purchase obligations outstanding as of August 1, 2004. The State

Public Works Board, which is authorized to sell lease revenue bonds, had $3,997,129,000 authorized and unissued as of August 1, 2004. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

          NON-RECOURSE DEBT

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $40,167,099,809 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of A-4 June 30, 2004, as further described in the table "State Agency Revenue Bonds and Conduit Financing" under "STATE DEBT TABLES."

Detailed information regarding the State's long-term debt appears in the section "STATE DEBT TABLES."

     PENSION OBLIGATION BONDS

Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, ET SEQ. (the "Restructuring Bond Act"), the Pension Obligation Bond Committee (the "Committee") is authorized to issue bonds to fund the State's employer contributions to the California Public Employees' Retirement System ("CalPERS"), in any two future fiscal years. The Restructuring Bond Act limits the cumulative amount of bonds that may be issued to an amount calculated in relation to the anticipated reduction in the State's employer contributions to CalPERS resulting from changes in law, as such anticipated reduction is determined by the Director of Finance. The Restructuring Bond Act provides that debt service on any bonds issued pursuant to the Restructuring Bond Act will be payable from the General Fund.

Chapter 214, Statutes 2003-04, includes reforms to the State's pension benefits, which the Administration estimates will reduce pension costs by $2.9 billion over the next 20 years. See "STATE FINANCES--Pension Trusts" and "CURRENT STATE BUDGET--2004 Budget Act." The Administration anticipates that bonds will be issued pursuant to the Restructuring Bond Act on or before April 1, 2005, and that the proceeds of such bonds will be available to fund the April and June 2005 payments of the State's fiscal year 2004-05 employer contribution obligation to CalPERS.

It is expected that, if the Committee authorizes the issuance of bonds pursuant to the Restructuring Bond Act, it will initiate a validation action seeking court determination that the bonds will not be in violation of the Constitutional debt limit because the proceeds of the bonds will be used to pay the State's employer contribution obligation to CalPERS, which is an "obligation imposed by law." In 2003 the Committee authorized the issuance of pension obligation bonds pursuant to the California Pension Obligation Financing Act, Government Code Section 16910, ET SEQ. (the "Pension Bond Act"), to fund the State's fiscal year 2003-04 employer contribution obligation to CalPERS. The Committee initiated a validation action seeking a court determination that those bonds would not be in violation of the Constitutional debt limit because the State's 2003-04 fiscal year employer contribution obligation to CalPERS was an "obligation imposed by law." The trial court in that case rendered a decision which did not validate the bonds. The Committee appealed the trial court's decision. However, because the Pension Bond Act prohibited the issuance of bonds after June 30, 2004, the Committee's pending appeal was dismissed in June 2004. The decision of the trial court, which by its terms pertains to the bonds authorized by the Committee under the Pension Bond Act for the purpose of funding the State's 2003-04 fiscal year obligation to CalPERS, remains in effect.

     ECONOMIC RECOVERY BONDS

The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent of each annual deposit, or up to $5 billion in the aggregate of future deposits in the reserve fund created by the Balanced Budget Amendment ("Proposition 58"), is to be used to repay the economic recovery bonds. In addition, as voter-approved A-5 general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The State has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2 billion will be applied to offset fiscal year 2004-05 General Fund expenditures). The State may issue the remainder of authorized economic recovery bonds in the current or future fiscal years. See "CURRENT STATE BUDGET--2004 Budget Act."

     TOBACCO SETTLEMENT REVENUE BONDS

In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San
Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the "Tobacco Securitization Law"), which authorized the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

     CASH FLOW BORROWINGS

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("Notes" or "RANs") in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are A-6 required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. See "STATE FINANCES--State Warrants." RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately. See "STATE FINANCES" below.

On June 18, 2003, the Controller issued $10.965 billion of 2003 Revenue Anticipation Warrants (the "2003 Warrants"), which matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"), which matured and were paid in full on June 23, 2004. The most recent cash flow projections prepared by the Department of Finance anticipate the issuance of $6 billion of RANs in October 2004 to mature in June 2005.

The following table shows the amount of RANs and RAWs issued in the past five fiscal years, as well as the RANs offered by this Official Statement.

                                     TABLE 1
       STATE OF CALIFORNIA REVENUE ANTICIPATION NOTES AND WARRANTS ISSUED
                         FISCAL YEARS 1999-00 TO 2004-05

                                                    PRINCIPAL
                                                     AMOUNT
    FISCAL YEAR                 TYPE                (BILLIONS)           DATE OF ISSUE             MATURITY DATE
-------------------- ---------------------------- ---------------- -------------------------- -------------------------
1999-00              Notes Series A-B                $   1.00      October 1, 1999            June 30, 2000
2000-01              No Notes issued
2001-02              Notes Series A-C                    5.70      October 4, 2001            June 28, 2002
                     RAWs Series A                       1.50      June 24, 2002              October 25, 2002
                     RAWs Series B                       3.00      June 24, 2002              November 27, 2002
                     RAWs Series C                       3.00      June 24, 2002              January 30, 2003+
2002-03              Notes Series A and C                6.00      October 16, 2002           June 20, 2003
                     Notes Series B and D                3.00      October 16, 2002           June 27, 2003
                     Notes Series E - G                  3.50      November 6, 2002           June 20, 2003
                     RAWs Series A and B               10.965      June 18, 2003              June 16, 2004
2003-04              Notes                               3.00      October 28, 2003           June 23, 2004
2004-05*             Notes Series A - D                  6.00      October 6, 2004            June 30, 2005

----------
+  Called by the Controller and paid on November 27, 2002.
*  Offered by this Official Statement.

Source: State of California, Office of the Treasurer.

                                 STATE FINANCES

     THE GENERAL FUND


The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. For additional financial data relating to the General Fund, see the financial statements incorporated in or attached to this APPENDIX B See "FINANCIAL STATEMENTS." The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.


     THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES

The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

The legislation creating the SFEU (Government Code Section 16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office ("LAO") and the Department of Finance. For a further description of Article XIII B, see "State Appropriations Limit." In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.

For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

See Table 2 entitled "Internal Borrowable Resources (Cash Basis)" for information concerning the recent balances in the SFEU and projections of the balances for the current and upcoming fiscal years. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors, including re-estimates of revenues and expenditures, existing statutory requirements and additional legislation introduced and passed by the Legislature may impact the fiscal year-end balance in the SFEU.

     INTER-FUND BORROWINGS

Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the "PMIB," comprised of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. When moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary (Legal Basis) annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account.

As of July 31, 2004, $3.169 billion of outstanding loans from the SFEU and other internal sources were used to pay expenditures of the General Fund. See "STATE FINANCES--State Warrants" and "EXHIBIT 1--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH JUNE 30, 2004 (UNAUDITED)" and "EXHIBIT 2--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH AUGUST 31, 2004 (UNAUDITED)."

Any determination of whether a proposed borrowing from one of the special funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing.

The Attorney General of the State has identified certain criteria relevant to such a determination. For instance, amounts in the special funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the special funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education and the payment of debt service on general obligation bonds of the State.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual Budget Act. Since the General Fund may reborrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the State's cash flow.

In addition to temporary inter-fund borrowings described in this section, budgets enacted in the current and past fiscal years have included other transfers and long-term loans from special funds to the General Fund. In some cases, such loans and transfers have the effect of reducing internal borrowable resources.

The following chart shows internal borrowable resources available for temporary loans to the General Fund on June 30 of each of the fiscal years 2000-01 through 2003-04 and estimates, as of August 16, 2004, for fiscal year 2004-05. See also "EXHIBIT 1--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH JUNE 30, 2004 (UNAUDITED)" and "EXHIBIT 2--STATE CONTROLLER'S A-9 STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH AUGUST 31, 2004 (UNAUDITED)."

                                     TABLE 2
                          INTERNAL BORROWABLE RESOURCES
                                  (CASH BASIS)
                                   (MILLIONS)

                                                                        JUNE 30
                                             --------------------------------------------------------------
                                                2001        2002(a)     2003(b)       2004(c)      2005(d)
                                             ----------   ----------   ----------   ----------   ----------
Available Internal Borrowable Resources      $ 12,342.4   $ 12,979.7   $ 10,401.5   $  9,951.3   $  7,827.9
Outstanding Loans
    From Special Fund for Economic                  -0-      2,524.5          -0-          -0-        768.0
    Uncertainties
    From Special Funds and Accounts                 -0-        423.5          -0-          -0-      2,565.7
    Total Outstanding Internal Loans                -0-      2,948.0          -0-          -0-      3,333.7
Unused Internal Borrowable Resources         $ 12,342.4   $ 10,031.7   $ 10,401.5   $  9,951.3   $  4,494.2


----------
(a) At June 30, 2002, the State also had $7.5 billion of outstanding external borrowings in the form of revenue anticipation warrants.

(b) At June 30, 2003, the State also had $10.965 billion of outstanding external borrowings in the form of revenue anticipation warrants.

(c) Estimates include the receipt of $11.254 billion of economic recovery bond proceeds to the General Fund resulting from the issuance of three series of economic recovery bonds.

(d) Department of Finance estimates as of August 16, 2004.

Source: State of California, Department of Finance. Information for the fiscal years ended June 30, 2001 through June 30, 2004, are actual figures. Figures for the fiscal years ending June 30, 2005 were estimated as of August 16, 2004 by the Department of Finance.

     STATE WARRANTS

No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by State law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the State with a higher priority. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from State special funds (to the extent permitted by law). See "STATE FINANCES--The Special Fund for Economic Uncertainties" and "--Inter-Fund Borrowings."

          REGISTERED WARRANTS

If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the A-10 State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a "registered warrant" to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the State. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of five percent per annum or at a higher rate if issued for an unpaid revenue anticipation note or in connection with some form of credit enhancement. Registered warrants may or may not have a fixed maturity date. Registered warrants that have no fixed maturity date, and registered warrants that bear a maturity date but, for lack of Unapplied Moneys, were not paid at maturity, are paid, together with all interest due, when the Controller, with the approval of the PMIB, determines payment will be made.

The State Controller then notifies the State Treasurer, who publishes a notice that the registered warrants in question are payable. The duties of the Controller and the PMIB are ministerial in nature, and the Controller and the PMIB may not legally refuse to pay the principal of or interest on any registered warrants on any date Unapplied Moneys are available in the General Fund after all Priority Payments have been made on that date.

          REIMBURSEMENT WARRANTS

In lieu of issuing individual registered warrants to numerous creditors, State law provides an alternative procedure whereby the Governor, upon request of the Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other State special funds to meet payments authorized by law. The Controller may then issue "reimbursement warrants" in the financial market at competitive bid to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants may have a fixed maturity date.

The principal of and interest on reimbursement warrants must be paid by the Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants (see "--Refunding Warrants") have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the Controller, with the approval of the PMIB, may determine.

The State issued reimbursement warrants on several occasions in order to meet its cash needs during the period 1992-1994, when State revenues were severely reduced because of an economic recession. Facing renewed economic pressures, the State issued reimbursement warrants in June 2002 and in June 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

          REFUNDING WARRANTS

If there is not sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the Controller is authorized under State law, with the written approval of the Treasurer, to offer and sell a new issue of reimbursement warrants as refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants have the same legal status and provisions as reimbursement warrants, as described above.

     SOURCES OF TAX REVENUE

The following is a summary of the State's major revenue sources. Further information on State revenues is contained under "CURRENT STATE BUDGET" and "STATE FINANCES--Recent Tax Receipts." See Table 4 entitled "COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS, 1999-00 THROUGH 2004-05" for a comparison, by amount received, of the sources of the State's tax revenue.

The 2004 Budget Act includes the effect of the following tax related proposals on the General Fund:

     Tax amnesty program: Two-month personal income tax, corporation tax, and sales and use tax program for tax years prior to 2003 (an estimated $333 million, reflected as a prior year adjustment).

     Vehicle,vessel, and aircraft use tax: Tax due if items used within one-year of use instate, with specified exceptions for vessel and aircraft repair. This provision will sunset July 1, 2006 (estimated revenues of $26 million in fiscal year 2004-05).

     Teacher Tax Credit: Two-year suspension (estimated revenues of $210 million in fiscal year 2004-05).

     Natural Heritage Preservation Tax Credit: Suspension for fiscal year
          2004-05 and extension of the sunset date to June 30, 2008 (estimated revenues of $10 million in fiscal year 2004-05).

          PERSONAL INCOME TAX

The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the State Franchise Tax Board indicates that the top 1 percent of taxpayers paid 36.7 percent of the total personal income tax in tax year 2002.

Proposition 63, an initiative measure that has qualified for the November 2004 election, would impose a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge would be used to expand county mental health programs.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 5.6 percent of General Fund revenues in the last ten years. See "CURRENT STATE BUDGET--Economic Assumptions."

          SALES TAX

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The breakdown of the base state and local sales tax rate of 7.25 percent in effect until July 1, 2004, was as follows:

     5 percent is imposed as a State General Fund tax;

     0.5 percent is dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     0.5 percent is dedicated to local governments for public safety services (Local Public Safety Fund);

     1.25 percent is a local tax imposed under the Uniform Local Sales and Use Tax Law. Of that amount,

     0.25 percent is dedicated to county transportation purposes, and 1 percent is for city and county general-purpose use.

Effective July 1, 2004, the breakdown of the base state and local sales tax rate of 7.25 percent is as follows:

     5 percent imposed as a State General Fund tax;

     0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

     1.0 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and
          0.75 percent for city and county general-purpose use (See below for a discussion of a court action seeking to prohibit the State Board of Equalization from implementing a one-quarter cent reduction in the local government sales and use tax, which was enacted at the time of the authorization of the State economic recovery bonds);

     0.25 percent deposited into the Fiscal Recovery Fund to repay the State's economic recovery bonds (the "Special Sales Tax").

Existing law provides that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The May Revision forecast estimated that the reserve level will be insufficient to trigger a reduction for calendar year 2005. See "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures" for a projection of the fiscal year 2004-05 General Fund reserve.

Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

Over three dozen cities filed a petition for writ of mandate in the Alameda County Superior Court (CITY OF CERRITOS ET AL. V. STATE BOARD OF EQUALIZATION) seeking to prohibit the State Board of Equalization from implementing a one-quarter cent reduction in the amount of sales and use tax that may be collected by local governments. This reduction was approved by the Legislature as part of Chapter 2 of the Statutes of 2003, Fifth Extraordinary Session, which also enacted the California Economic Recovery Bond Act (approved by the electorate as Proposition 57) and a one-quarter cent increase in the State sales and use tax to secure the State's economic recovery bonds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." Neither the petition filed by the cities nor the cities' briefs filed in this matter challenge the authorization for the issuance of the economic recovery bonds or the imposition of the temporary one-quarter cent increase in the State sales and use tax. A hearing on the petition was held May 14, 2004 and on June 3, 2004 the court issued an order denying the cities' petition. The cities have appealed the court's decision and the matter is now pending in the Court of Appeal (Third Appellate District, Case No. A107208).

Senate Constitutional Amendment No. 4, which is subject to the approval of the voters in the November 2004 election, would place restrictions on the State from reducing local sales tax rate. Proposition 65, which has also qualified for the November 2004 ballot, would reestablish the local sales tax rate at 1.25 percent upon the payment of the economic recovery bonds. Either Senate Constitutional Amendment No. 4 or Proposition 65, if approved by the voters, would restrict the State's ability to reduce or reallocate local sales tax revenues in the future. See "STATE FINANCES--Local Governments."

          CORPORATION TAX

Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.   Sub-Chapter S corporations are taxed at 1.5 percent of profits.

Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. Chapter 488, Statutes of 2002 (AB
2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. That Chapter also increases the percent of a taxpayer's net operating loss ("NOL") that can be carried forward from 65 percent to 100 percent beginning January 1, 2004, for NOLs generated after that date. About 85 percent of NOL is deducted from corporation taxes with the balance deducted from personal income tax.

On February 23, 2004, the U.S. Supreme Court denied the State Franchise Tax Board's appeal requesting review of the decision in FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential revenue losses could total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). The reduction in General Fund revenues could result in lower Proposition 98 expenditures; however the potential savings in Proposition 98 expenditures is unknown at this time.

          INSURANCE TAX

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

          ESTATE TAX; OTHER TAXES

The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As part of this, the Act reduced the State pick-up tax by 25 percent in 2002, 50 percent in 2003, and 75 percent in 2004, and eliminates it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent. See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 1999-00 Through 2004-05."

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

          SPECIAL FUND REVENUES

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

     Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

     Charges for special services to specific functions, including such items as business and professional license fees.

     Rental royalties and other receipts designated for particular purposes
          (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 46 percent of all special fund revenues and transfers in fiscal year 2002-03. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2002-03, $7.1 billion was derived from the ownership or operation of motor vehicles. About $3 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. For a discussion of proposed agreements to replace vehicle license fees with increased property tax revenues, see "STATE FINANCES - Local Governments - Vehicle License Fee."

          TAXES ON TOBACCO PRODUCTS

On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, a 25-cent per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research, to indigent health services, and environmental and recreation programs.

Proposition 10, which was approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund.

The State excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non- cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.   Ten cents of the per-pack tax is allocated to the State's General Fund.

4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

     RECENT TAX RECEIPTS

The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five years, and the current year.

                                     TABLE 3
                               RECENT TAX RECEIPTS

                                     TREND OF STATE                     TAXES PER $100
                                   TAXES PER CAPITA(a)                OF PERSONAL INCOME
                          ----------------------------------  ------------------------------------
       FISCAL YEAR          GENERAL FUND          TOTAL         GENERAL FUND          TOTAL
------------------------  ----------------    --------------  ----------------   -----------------
1999-00                     $ 2,095.53          $ 2,447.03         $ 7.01            $ 8.18
2000-01                       2,219.26            2,585.25           6.85              7.99
2001-02                       1,802.22            2,106.63           5.52              6.45
2002-03                       1,836.25            2,134.58           5.62              6.53
2003-04(b)                    1,948.19            2,258.90           5.84              6.77
2004-05(b)                    2,045.75            2,370.64           5.90              6.83

----------
(a) Data reflect population figures based on the 2000 Census.

(b) Estimated.

Source: State of California, Department of Finance.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The following table gives the actual and estimated revenues by major source for the last five years and the current year. This table shows taxes that provide revenue both to the General Fund and State special funds.

                                     TABLE 4
                   COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS
                             1999-00 THROUGH 2004-05
                            (MODIFIED ACCRUAL BASIS)
                                   (THOUSANDS)

 YEAR                                                         INHERITANCE,                                     MOTOR       MOTOR
ENDING      SALES AND      PERSONAL                            ESTATE AND                ALCOHOLIC  HORSE     VEHICLE     VEHICLE
JUNE 30       USE(a)        INCOME    CORPORATION   TOBACCO      GIFT        INSURANCE   BEVERAGES  RACING    FUEL(b)      FEES(c)
------- ---------------- ------------ ----------- ----------- ------------  -----------  --------- -------- ----------- -----------
2000    $  25,525,788(e) $ 39,578,237 $ 6,638,898 $ 1,216,651 $    928,146  $ 1,299,777  $ 282,166 $ 44,130 $ 3,069,694 $ 5,263,245
2001       26,616,073(e)   44,618,532   6,899,322   1,150,869      934,709    1,496,556    288,450   42,360   3,142,142   5,286,542
2002       26,004,521(e)   33,051,107   5,333,030   1,102,806      890,627    1,595,846    292,627   42,247   3,295,903   3,836,795
2003       27,177,756(e)   32,713,830   6,803,583   1,055,505      647,372    1,879,784    290,564   40,509   3,202,512   3,965,410
2004(d)    26,289,755(f)   36,000,000   7,280,000   1,055,100      400,000    2,090,000    300,800   42,245   3,300,369   4,318,151
2005(d)    29,118,223(f)   38,974,000   7,572,500   1,035,000      135,400    2,195,000    302,000   42,457   3,322,018   3,589,397

----------
(a) Numbers include local tax revenue from the 0.5 percent rate increase dedicated to local governments for the State-local health and welfare program realignment program. The 0.5 percent rate is equivalent to about $2.3 billion to $2.5 billion per year. The figures also reflect a statutory
    0.25 percent reduction which occurred only during calendar year 2001.

(b) Motor vehicle fuel tax (gasoline), use fuel tax (diesel and other fuels), and jet fuel.

(c) Registration and weight fees, motor vehicle license fees and other fees. Vehicle license fee values reflect a 35 percent reduction of two percent of a vehicle's depreciation value from the 1998 rate of 2 percent for 2000 and the first half of 2001; a 67.5 percent reduction from such rate for the second half of 2001 and thereafter.

(d) Estimated as of July 31, 2004.

(e) The figures do not include voter approved local revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. They do include the 0.50 percent Local Public Safety Fund revenue.

(f) Unlike the figures for fiscal years ending June 30, 2000, through June 30, 2003, these estimated figures do not include the 0.50 percent Local Public Safety Fund revenue. These estimated figures also do not include voter approved local revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. Estimate for fiscal year 2004-05 includes $1.136 billion for a temporary one-quarter cent tax increase to be deposited in the Fiscal Recovery Fund and used for repayment of the economic recovery bonds. See "Sources of Tax Revenue--Sales Tax."

NOTE: This table shows taxes which provide revenue both to the General Fund and State special funds. Also, some revenue sources are dedicated to local governments. This accounts for differences between the information in this table and Table 12.

Source: Fiscal years 1999-00 through 2002-03: State of California, Office of the State Controller. Fiscal years 2003-04 and 2004-05: State of California, Department of Finance.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     STATE EXPENDITURES

The following table summarizes the major categories of State expenditures, including both General Fund and special fund programs.

                                     TABLE 5
                             GOVERNMENTAL COST FUNDS
                                (BUDGETARY BASIS)
               SCHEDULE OF EXPENDITURES BY FUNCTION AND CHARACTER
                         FISCAL YEARS 1998-99 TO 2002-03
                                   (THOUSANDS)

                                                1998-99         1999-00         2000-01         2001-02         2002-03
                                             -------------   -------------   -------------   -------------   -------------
Function
Legislative, Judicial, Executive
    Legislative                              $     219,814   $     232,323   $     262,370   $     265,312   $     276,462
    Judicial(a)                                  1,346,131       1,372,681       1,478,710       1,633,518       2,524,446
    Executive                                      958,189       1,241,219       1,352,128       1,371,891       1,283,297
State and Consumer Services                        829,745         856,096         950,192       1,100,942         955,054
Business, Transportation and Housing
    Business and Housing                           136,893         156,499         601,053         240,237         184,573
    Transportation                               4,462,905       5,549,520       4,417,139       6,052,926       3,712,133
Technology, Trade and Commerce                     130,796         488,489         140,833          81,832          50,335
Resources                                        1,695,323       1,858,844       3,349,003       2,284,269       1,993,957
Environmental Protection                           600,060         689,678         869,539         993,144         762,052
Health and Human Services                       19,616,132      21,806,291      24,204,531      26,563,743      27,420,865
Correctional Programs                            4,181,474       4,412,542       4,952,927       5,242,369       5,614,849
Education
    Education-K through 12                      22,783,975      26,356,838      28,720,596      28,078,228      27,611,356
    Higher Education                             7,838,117       8,553,343       9,655,954       9,945,193       9,951,749
Labor and Workforce Development(b)                     N/A             N/A             N/A             N/A         250,616
General Government
    General Administration                         859,703         982,923       1,294,587       2,475,564       1,830,280
    Debt Service                                 1,988,176       2,072,960       2,270,649       2,432,942       2,067,815
    Tax Relief                                     450,213       1,840,129       4,655,826       3,028,703       4,446,940
    Shared Revenues                              4,151,197       3,677,687       4,385,429       5,528,996       2,784,970
    Brown vs. US Dept. of Health and
      Human Services                                    -                -               -          96,000              -
    Other Statewide Expenditures                   891,070         580,307         635,475         476,170         526,863
Expenditure Adjustment for
Encumbrances(c)                                   (461,310)       (628,506)     (1,943,208)       (681,856)      2,365,728
Credits for Overhead Services by
General Fund                                      (144,041)       (170,594)       (197,343)       (251,575)       (288,871)
Statewide Indirect Cost Recoveries                 (32,791)        (37,423)        (36,610)        (47,862)        (50,313)
                                             -------------   -------------   -------------   -------------   -------------
    Total                                    $  72,501,771   $  81,891,846   $  92,019,780   $  96,910,686   $  96,275,156
                                             =============   =============   =============   =============   =============
Character
    State Operations                         $  21,092,849   $  22,864,874   $  24,850,286   $  27,994,343   $  26,241,065
    Local Assistance                            50,734,442      58,369,828      66,087,018      67,993,721      69,043,191
    Capital Outlay                                 674,480         657,144       1,082,476         922,622         990,900
                                             -------------   -------------   -------------   -------------   -------------
      Total                                  $  72,501,771   $  81,891,846   $  92,019,780   $  96,910,686   $  96,275,156
                                             =============   =============   =============   =============   =============

----------
(a) Included in this amount are the expenditures of the Trial Court Trust Fund. As of July 1, 2002, the Trial Court Trust Fund was reclassified to a Governmental Cost Fund from a Non-Governmental Cost Fund.

(b) Legislation was enacted effective January 1, 2003 which created a new agency function called the Labor and Workforce Development. The following agencies were transferred from General Government to this new function: the Employment Development Department, the California Workforce Investment Board, the Agricultural Labor Relations Board, and the Department of Industrial Relations.

(c) Expenditures for the State Highway Account (Fund 0042) and the Traffic Congestion Relief Fund (Fund 3007) are reported on a modified cash basis. This method of accounting eliminated all of the continuing appropriations in these two funds.

Source:   State of California, Office of the State Controller.

     STATE APPROPRIATIONS LIMIT

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

The following table shows the Appropriations Limit for fiscal years 2000-01 through 2004-05.

As of the release of the 2004 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $13.698 billion and $10.569 billion under the Appropriations Limit in fiscal years 2003-04 and 2004-05, respectively.

                                     TABLE 6
                           STATE APPROPRIATIONS LIMIT
                                   (MILLIONS)

                                                             FISCAL YEARS
                                      ---------------------------------------------------------
                                       2000-01     2001-02     2002-03     2003-04     2004-05
                                      ---------   ---------   ---------   ---------   ---------
State Appropriations Limit            $  54,073   $  59,318   $  59,591   $  61,702   $  64,588*
Appropriations Subject to Limit         (51,648)    (42,240)    (45,832)    (48,004)*   (54,019)*
Amount (Over)/Under Limit             $   2,425   $  17,078   $  13,759   $  13,698*  $  10,569*

----------
*   Estimated/Projected.

Source:   State of California, Department of Finance.

     PROPOSITION 98

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, this funding guarantee has been adjusted to approximately 39 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal year 2004-05. See "STATE FINANCES--State Appropriations Limit."

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

The 2004 Budget Act reflects General Fund Proposition 98 expenditures in fiscal years 2002-03 through 2004-05 as outlined in the table below. This represents Proposition 98 K-12 spending per pupil of 6.2 percent above the fiscal year 2002-03 level in both fiscal years 2003-04 and 2004-05. The 2004 Budget Act includes full funding for statutory growth and COLA adjustments, and also reflects the deferral of Proposition 98 expenditures of $2.158 billion from fiscal year 2002-03 to fiscal year 2003-04, $1.297 billion from fiscal year 2003-04 to fiscal year 2004-05 and $1.283 billion from fiscal year 2004-05 to fiscal year 2005-06. Appropriations for fiscal year 2003-04 include $188 million implementing the settlement agreement in the WILLIAMS litigation. The 2004 Budget Act assumes that any funding for the settlement of the WILLIAMS litigation for fiscal year 2004-05 will be accommodated within the existing Proposition 98 guarantee. See "LITIGATION--Actions Seeking Program Modifications." Estimates for fiscal year 2004-05 Proposition 98 funding assume voter approval of Senate Constitutional Amendment No. 4 in the November 2004 election. See "STATE FINANCES--Local Governments."

                                     TABLE 7
                             PROPOSITION 98 FUNDING
                                   (MILLIONS)

                                                                                               CHANGE FROM
                                      2002-03                 2003-04          2004-05       REVISED 2003-04
                                --------------------    --------------------   -------     -------------------
                                 ENACTED     REVISED     ENACTED     REVISED    ENACTED     AMOUNT     PERCENT
                                --------    --------    --------    --------   --------    --------    -------
K-12 PROPOSITION 98
State General Fund              $ 28,647    $ 26,156    $ 27,630    $ 28,044   $ 30,873    $  2,829      10.10
Local property tax revenue        12,912      12,812      13,625      13,666     11,214      (2,452)    (17.90)
                                --------    --------    --------    --------   --------    --------    -------
     Subtotals(a)               $ 41,559    $ 38,968    $ 41,255    $ 41,710   $ 42,087    $    377       0.90%

OTHER PROPOSITION 98
State General Fund              $  2,913    $  2,736    $  2,353    $  2,368   $  3,130    $    762      32.20%
Local property tax revenue         2,008       1,991       2,105       2,123      1,772        (351)    (16.50)
                                --------    --------    --------    --------   --------    --------    -------
     Subtotals(a)               $  4,921    $  4,727    $  4,458    $  4,491   $  4,902    $    411       9.25%

TOTAL PROPOSITION 98
State General Fund              $ 31,560    $ 28,892    $ 29,983    $ 30,412   $ 34,003    $  3,591      11.80%
Local property tax revenue        14,920      14,803      15,730      15,789     12,986      (2,803)    (17.80)
                                --------    --------    --------    --------   --------    --------    -------
     TOTALS(a)                  $ 46,480    $ 43,695    $ 45,713    $ 46,201   $ 46,989    $    788       1.70%

----------
(a) Totals may not add due to rounding.

(b) Assumes voter approval of Senate Constitutional Amendment No. 4. See "STATE FINANCES--Local Governments."

Source:   State of California, Department of Finance

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor's concurrence, to suspend the K-14 schools' minimum funding guarantee for a one-year period. Restoration of the Proposition 98 funding level to the level that would have been required in the absence of such a suspension occurs over future fiscal years according to a specified State Constitutional formula.

Legislation related to the 2004 Budget Act suspends the Proposition 98 minimum guarantee by $2.004 billion. This amount is added to the existing maintenance factor (defined above), for a total estimated maintenance factor of $3.625 billion at the end of fiscal year 2004-05. This cumulative maintenance factor is required to be restored to the Proposition 98 budget in future years as explained above. Assuming a continued moderate economic growth scenario, the Administration projects that $1.6 billion of the total maintenance factor could be restored in the next three to five fiscal years. The remaining $2 billion maintenance factor would be restored over another three to five fiscal years. Therefore, rebasing the minimum funding guarantee provides ongoing General Fund savings over several fiscal years until the maintenance factor is fully repaid.

Appropriations for fiscal years 2002-03, 2003-04 and 2004-05 are currently estimated to be $486.7 million, $481.1 million and $301.6 million, respectively, below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. The fiscal year 2004-05 amount is reflected in General Fund balances as a reserve for Proposition 98. As the factors used to determine this amount for fiscal year 2004-05 are not yet fixed, this amount may change and will be re-estimated in the fiscal year 2005-06 Governor's Budget and May Revision. The Administration also may propose additional appropriations to meet this obligation during the 2004-05 fiscal year. Legislation enacted in August 2004 will annually appropriate $150 million per year, beginning in fiscal year 2006-07, to repay any prior year Proposition 98 obligations, including $250.8 million owed from the 1995-96 and 1996-97 fiscal years, until these obligations are fully repaid.

     LOCAL GOVERNMENTS

The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution ("Proposition 13"), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax" for a discussion of the impact of the economic recovery bond issuances on local sales taxes.

The 2004 Budget Act and related legislation will dramatically change the State-local fiscal relationship. By agreement between the State and local governments officials, the VLF (defined below) will be reduced from 2 percent to
0.65 percent of the value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

Under the proposed agreement, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive would be reduced by $700 million. In future years, local governments would receive the full value of the VLF revenue that they would have received under current law. Also for these two fiscal years, the proposed agreement would require redevelopment agencies to shift $250 million in property tax revenue they would otherwise receive to schools, and special districts would shift $350 million to schools. As part of the agreement, Senate Constitutional Amendment No. 4 has been enacted by the Legislature and placed on the November 2004 ballot for approval by the electorate. If approved by the voters, Senate Constitutional Amendment No. 4 would protect local governments' property, sales, and vehicle license fee revenues in future years. In a fiscal emergency, the A-23 State could borrow up to eight percent of local property tax revenues, provided a number of conditions are met, and the amount borrowed would have to be paid back within three years. The State would be unable to restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4 would also protect local governments by prohibiting the State from mandating activities on local governments, but deferring payment for these costs. If the State does not provide funding for the activity, the requirement on local governments would be suspended. In addition, the definition of what constitutes a mandate on local governments would be broadened to better reflect when added costs are imposed on local governments. See "THE BUDGET PROCESS--Constraints on the Budget Process--Additional Constraints on the Budget Process."

Proposition 65, an initiative measure that also seeks to protect revenues for local governments, has qualified for the November 2004 ballot. Local officials have indicated they will drop all campaign efforts for this measure, and will campaign for the State-local initiative. Senate Constitutional Amendment No. 4 provides that if Senate Constitutional Amendment No. 4 and Proposition 65 are both approved by the voters and Senate Constitutional Amendment No. 4 receives more affirmative votes, none of the provisions of Proposition 65 would take effect. Conversely, if Proposition 65 receives more votes than Senate Constitutional Amendment No. 4, the statutory portions of the State-local agreement, which are contained in Chapter 211, Statutes of 2004, will be suspended. See "THE BUDGET PROCESS--Constraints on the Budget Process--Additional Constraints on the Budget Process."

In fiscal year 2004-05, funding is provided for various programs, including the Citizens' Option for Public Safety program to support local front-line law enforcement ($100 million), county juvenile justice and crime prevention programs ($100 million), reimbursement of jail booking fees ($38.2 million), grants to county assessors to increase and enhance property tax assessment activities ($60 million), and open space subvention reimbursements to cities and counties ($39 million). In addition, $18.5 million will be provided to 37 specified small and rural county sheriff departments. In subsequent years, the booking fee reimbursement will be eliminated and the fees will be reduced by 50 percent.

          VEHICLE LICENSE FEE

Vehicle license fees are assessed in the amount of two percent of a vehicle's depreciated market value for the privilege of operating a vehicle on California's public highways. A program to offset (or reduce) a portion of the vehicle license fees ("VLF") paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in the current effective rate of 0.65 percent). This level of offset was estimated to provide tax relief of $3.95 billion in fiscal year 2003-04. Beginning in fiscal year 2004-05, the state-local agreement will permanently reduce the VLF rate to
0.65 percent and eliminate the General Fund offset program.

In connection with the offset of the VLF, the Legislature authorized appropriations from the State General Fund to "backfill" the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully "backfill" the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received "backfill" payments totaling $3.80 billion in A-24 fiscal year 2002-03. "Backfill" payments totaling $2.65 billion were expected to be paid to local governments in fiscal year 2003-04. The State-local agreement also provides for the repayment in August 2006 of approximately $1.2 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of higher fees. This repayment obligation is codified by Senate Constitutional Amendment No. 4, which is subject to the approval of the voters in the November 2004 election. See "LITIGATION--Challenges Related to the Vehicle License Fee Offset and Related Payments to Local Governments."

In an unpublished decision issued in September 2003, the Court of Appeal (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL., D039471; petition for review denied by the California Supreme Court, in December, 2003) ruled in favor of the County of San Diego on certain claims related to the medically indigent adult ("MIA") program, and determined that the State owed the County of San Diego approximately $3.5 million for medical services rendered to MIAs during the two-year period (1991-1992). See "LITIGATION--Local Government Mandate Claims and Actions." The decision triggered the automatic reduction in VLF payments to local governments, by making the statutory depreciation schedule, enacted as part of the 1991 program realignment between State and local governments, inoperative as of March 1, 2004. In response to this reduction, the Department of Motor Vehicles ("DMV") adopted emergency regulations to offset this reduction in revenues. Subsequently, legislation was approved to reinstate the authority to transfer VLF revenues to the counties. The reinstatement will be made permanent by Senate Constitutional Amendment No. 4, if approved by the voters.

          TRIAL COURTS

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.8 billion and $1.7 billion in State resources in fiscal years 2003-04 and 2004-05, respectively, and $475 million in resources from the counties in each fiscal year.

          WELFARE SYSTEM

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"). Under the CalWORKs (defined below) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

     WELFARE REFORM

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through September 30, 2004.

Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 474,000 cases in fiscal year 2003-04 and 473,000 cases in fiscal year 2004-05. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs' inception in January 1998, caseload has declined by nearly 35 percent, and the number of working recipients has increased from less than 20 percent in 1996 to nearly 50 percent in 2002.

California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement in fiscal years 2003-04 and 2004-05. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2004 Budget Act eliminates TANF funding for county juvenile probation services, decreases State funding for tribal TANF programs and delays the 2004-05 CalWORKs cost-of-living adjustment for three months.

The 2004 Budget Act includes an augmentation of $191.9 million in fiscal year 2003-04 and $241.9 million in fiscal year 2004-05 for employment services to enable recipients to move off of aid and into sustainable employment. The 2004 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for fiscal year 2003-04 and $6.7 billion for fiscal year 2004-05, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2004 Budget Act includes a TANF reserve of $171.1 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.

Authorization for the TANF program currently ends September 30, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. While Congress and the President will consider several key policy changes, federal reauthorization legislation introduced to date would significantly increase the work participation rate requirements. One proposal would increase work participation rate requirements by 5 percent annually from the current statutory rate of 50 percent to 70 percent in federal fiscal year 2008. The State would need to make substantial investments in child care and employment services in order to meet the increased work participation rate requirements if this proposal was adopted. Failure to meet these increased requirements could result in significant federal penalties.

     PENSION TRUSTS


The assets and liabilities of the three principal retirement systems in which the State participates, CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"), are included in the financial statements of the State as fiduciary funds and described in Note 20 to the Audited Annual Financial Statements of the State of California for the year ended June 30, 2003 (the "Audited Financial Statements"), incorporated by reference in or attached to this APPENDIX B. See "FINANCIAL STATEMENTS."


The three largest defined benefit retirement plans contained in the retirement systems and the excess of the actuarial value of assets over the actuarial accrued liability or unfunded actuarial accrued liability of those plans at June 30, 2003 was reported to be as follows:

                                     TABLE 8
                   ACTUARIAL VALUE OF STATE RETIREMENT SYSTEMS

                                                             EXCESS OF ACTUARIAL VALUE OF ASSETS
                                                             OVER ACTUARIAL ACCRUED LIABILITIES

                  NAME OF PLAN                              (UNFUNDED ACTUARIAL ACCRUED LIABILITY)
--------------------------------------------------------    --------------------------------------
Public Employees' Retirement Fund (CalPERS)(1)                          $(11.935) billion
State Teachers' Retirement Fund Defined Benefit Program                  (23.110) billion
     (CalSTRS)
University of California Retirement Plan                                   8.474  billion

----------
(1) Excludes the value of the local government plans of the system.

According to CalSTRS, its investment portfolio market value as of July 31, 2004, was approximately $116,177,000,000, compared to $100,893,000,000 as of July 31,
2003. The CalPERS reports that its investment portfolio market value as of July 31, 2003, was approximately $144,800,000,000, compared to $143,400,000,000 as of
July 31, 2002. Updated portfolio market value figures for CalPERS will not be available until late fall of 2004.

The State's contribution to the CalPERS and the UC Retirement System is actuarially determined each year, while the State's contribution to the CalSTRS Defined Benefit Program is established by statute. This is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The State must also contribute 2.5 percent of teacher payroll to the Supplemental Benefits Maintenance Account, which is a purchasing power protection reserve. CalSTRS has recently announced that due to an unfunded liability associated with the 1990 benefit structure, the State will be required to pay an additional 0.524 percent ($94 million from the General Fund); however the State is still evaluating the validity of this assertion. The following table shows the State's contributions to CalPERS for fiscal years 1997-98 through 2003-04 and its estimated contribution for 2004-05:

                                     TABLE 9
                          STATE CONTRIBUTION TO CALPERS
                         FISCAL YEARS 1997-98 TO 2004-05

               1997-98                  $  1,223,000,000
               1998-99                       766,100,000
               1999-00                       463,600,000
               2000-01                       156,700,000
               2001-02                       677,200,000
               2002-03                     1,190,000,000
               2003-04                     2,213,000,000
               2004-05                     2,547,000,000(1)

----------------
               (1)  Estimated

Due to past investment losses and increased retirement benefits, the State contribution to CalPERS has increased from $156.7 million in fiscal year 2000-01 to an estimated $2.547 billion in fiscal year 2004-05.

The 2004 Budget Act includes a pension reform package to reduce the State's future costs of pension contributions. The pension reform would require that all new miscellaneous and industrial employees contribute 5 percent of their salaries into a 401(a) account for their first two years of service to the State. The State would not contribute to CalPERS on behalf of those employees for the first two years. At the completion of the two years, the employees would automatically begin paying into CalPERS instead of the 401(a) account and the State would begin making normal contributions on the employees' behalf. At the end of forty-eight months, the new employees will be given a choice of withdrawing their accumulated 5 percent contributions, rolling their contributions into a deferred compensation program, or purchasing their accrued service with CalPERS. The 2004 Budget Act also assumes the issuance of $929 million of pension obligation bonds to cover a portion of the State's retirement obligations for fiscal year 2004-05. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds." Details concerning the three largest plans and information concerning the other plans contained in the retirement systems are included in Note 20 to the Audited Financial Statements. See "FINANCIAL STATEMENTS."

     REPAYMENT OF ENERGY LOANS

The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

The cost of the loans from the General Fund and the banks and commercial lenders that financed DWR's power supply program costs during 2001 exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the three major investor-owned electric utilities (the "IOUs") resumed responsibility for obtaining electricity for their customers.

The general purpose of the power supply program has been to provide to customers of the IOUs the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

     UNEMPLOYMENT INSURANCE FUND

In fiscal year 2002-03 the State paid $8.161 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In fiscal year 2003-04 the State estimates it paid $7.811 billion in benefits from the UI Fund. The UI Fund (which is not part of the General Fund) is projected to have a $220 million deficit in calendar year 2004, notwithstanding the automatic unemployment insurance tax rate increase that took effect January 1, 2004. The Employment Development Department ("EDD") has received approval for a loan from the federal government of up to $1.2 billion to provide cash flow relief so that unemployment benefits can continue to be paid. The federal loan will be repaid from increased UI tax revenue. Interest payments on the loan, if incurred, will be paid by the EDD Contingent Fund and not the General Fund. The Administration and the Legislature will have to determine how to resolve the cash flow imbalance in the UI Fund for the long-term. This issue is expected to be addressed by the Legislature in the future.

     INVESTMENT OF FUNDS

Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of July 31, 2004, the PMIA held approximately $30.6 billion of State moneys, and $21.2 billion invested for about 2,734 local governmental entities through the Local Agency Investment Fund ("LAIF"). The assets of the PMIA as of July 31, 2004, are shown in the following table:

                                    TABLE 10
           ANALYSIS OF THE POOLED MONEY INVESTMENT ACCOUNT PORTFOLIO*

                                                            AMOUNT       PERCENT
                      TYPE OF SECURITY                    (THOUSANDS     OF TOTAL
          --------------------------------------------   -------------   --------
          U.S. Treasury                                  $   6,895,836       13.3%
          Commercial Paper                                   6,941,572       13.4
          Certificates of Deposits                           9,050,044       17.5
          Corporate Bonds                                    1,451,296        2.8
          Federal Agency                                    16,207,861       31.3
          Bankers Acceptances                                        -        0.0
          Bank Notes                                           600,000        1.2
          Loans Per Government Code                          4,771,189        9.2
          Time Deposits                                      5,879,795       11.4
          Repurchases                                                -        0.0
          Reverse Repurchases                                        -        0.0
                                                         -------------   --------
                                                         $  51,797,593      100.0%
                                                         =============   ========

----------
*   Totals may differ due to rounding.

Source:   State of California, Office of the Treasurer.

The State's treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB. The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10 percent of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment.

The average life of the investment portfolio of the PMIA as of July 31, 2004 was 201 days.

                               THE BUDGET PROCESS

     GENERAL

The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58") and as described below, beginning with fiscal year 2004-05, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.

Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. See "THE BUDGET PROCESS--Constraints on the Budget Process" below. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges ("K-14 education") only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

     CONSTRAINTS ON THE BUDGET PROCESS

          PROPOSITION 58 (BALANCED BUDGET AMENDMENT)

Proposition 58 requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for midyear adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

          ADDITIONAL CONSTRAINTS ON THE BUDGET PROCESS

Over the years, a number of laws and constitutional amendments have been enacted, often from voter initiatives, which have made it more difficult to raise State taxes, have restricted the use of State General Fund or special fund revenues, or have otherwise limited the Legislature and Governor's discretion in enacting budgets. Proposition 58 is the most recent example. Prior examples of provisions that make it more difficult to raise taxes include Proposition 13, which, among other provisions, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be enacted by a two-thirds vote in each house of the Legislature. Prior examples of provisions restricting the use of General Fund revenue are Proposition 98, which mandates a minimum percentage of General Fund revenues to be spent on local education, and Proposition 10, which raised taxes on tobacco products but mandated how the additional revenues would be expended. See "STATE FINANCES--Proposition 98" and "--Sources of Tax Revenue--Taxes on Tobacco Products."

An initiative statute, Proposition 49, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. In the first year after fiscal year 2003-04 that non-Proposition 98 General Fund appropriations exceed the base year level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount of appropriations above the trigger level. The initiative defines the base year level as the fiscal year during the period July 1, 2000, through June 30, 2004, for which the State's non- Proposition 98 General Fund appropriations are the highest as compared to any other fiscal year during that period. Using data from July 2004, the 2000-01 fiscal year is the base year. Based upon expected non-Proposition 98 General Fund appropriations as of July 2004, the initiative is unlikely to require implementation of the funding increase for before and after school programs until fiscal year 2008-09. The 2004 Budget Act includes approximately $121.6 million for these after school programs in fiscal year 2004-05, $428.4 million below the amount which the initiative would require if the full funding increase were triggered.

As described under "STATE FINANCES - Local Governments" above, as part of an agreement between the State and local government officials, Senate Constitutional Amendment No. 4 has been approved by the Legislature and placed on the November 2004 ballot for approval by the electorate. If approved by the voters, Senate Constitutional Amendment No. 4 would protect local governments' property and sales tax and vehicle license fee revenues in future years. This measure would require the approval of two-thirds of both houses of the Legislature before any changes can be made to the allocation of property tax revenues among local governments. In a fiscal emergency, the State could borrow up to eight percent of local property tax revenues, provided a number of conditions are met, and the amount borrowed would have to be paid back within three years. This measure also would prohibit the State from reducing local sales tax rates, restricting the authority of local governments to levy a sales tax rate, or changing the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4, if approved by the voters, would also protect local governments by prohibiting the State from mandating activities on local governments, but deferring payment for these costs. If the State does not provide funding for the activity, the requirement on local governments would be suspended. In addition, the definition of what constitutes a mandate on local governments would be broadened to better reflect when added costs are imposed on local governments.

Proposition 65, an initiative measure that also seeks to protect revenues for local governments, has qualified for the November 2004 ballot. Local officials have indicated they will drop all campaign efforts for this measure, and will campaign for the State-local initiative. Senate Constitutional Amendment No. 4 provides that if Senate Constitutional Amendment No. 4 and Proposition 65 are both approved by the voters and Senate Constitutional Amendment No. 4 receives more affirmative votes, none of the provisions of Proposition 65 would take effect. Conversely, if Proposition 65 receives more votes than Senate Constitutional Amendment No. 4, the statutory portions of the State-local agreement, which are contained in Chapter 211, Statutes of 2004, will be suspended.

                           PRIOR FISCAL YEARS' BUDGETS

Following a severe recession in the early 1990s, the State's financial condition improved markedly starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and A-32 welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

     2001 BUDGET ACT

The 2001 Budget Act (for fiscal year 2001-02) was signed by Governor Davis on July 26, 2001. The spending plan for fiscal year 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the DWR for power purchases would be repaid with interest. See "STATE FINANCES--Repayment of Energy Loans."

The final estimate of fiscal year 2001-02 revenues and expenditures showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in

January 2002, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

     2002 BUDGET ACT

The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget") projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

The 2002 Budget Act was signed by Governor Davis on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

In late November 2002, Governor Davis directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional nonessential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In the spring of 2003, the Legislature passed budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding.

     2003 BUDGET ACT

The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

The May Revision to the 2003-04 Governor's Budget (the "May Revision") reduced the revenue estimate for fiscal year 2002-03 to $70.8 billion from the 2003-04 Governor's

Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. The May Revision estimated that the cumulative budget shortfall for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion.

The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04. The revenue projections incorporated a 4 percent increase in State tax revenues (as projected by the LAO's office in August of 2003).

The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of the economic recovery bonds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds."

The 2004-05 Governor's Budget's projection for fiscal year 2003-04, released on January 9, 2004, projected $1.274 billion of additional revenues, $3.879 billion of additional expenditures and $205 million additional prior year adjustments as compared to the 2003 Budget Act. After accounting for a $473 million reduction in other reserves, the June 30, 2004 General Fund reserve was projected to be $290 million, down approximately $1.9 billion from the 2003 Budget Act. The 2004-05 Governor's Budget assumed the implementation of certain mid-year spending reductions.

On May 13, 2004, the Governor released the May Revision to the 2004-05 Governor's Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a $1.88 billion reserve as of June 30, 2004, representing a $1.597 billion increase compared to the 2004-05 Governor's Budget.

The 2004 Budget Act estimated a $2.198 billion reserve as of June 30, 2004, $290 million higher than projected in the May Revision.

                              CURRENT STATE BUDGET

The discussion below of the fiscal year 2004-05 budget and the table under "Summary of State Revenues and Expenditures" are based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. See "CURRENT STATE BUDGET--Revenue and Expenditure Assumptions."

     BACKGROUND

The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. The May Revision released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).

     2004 BUDGET ACT

After months of negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision to the 2004-05 Budget, including the use of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04 (see "STATE INDEBTEDNESS AND OTHER OBLIGATIONS-Economic Recovery Bonds").

Under the 2004 Budget Act, General Fund revenues are projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which includes approximately $2.3 billion in tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assume a continuing rebound in California's economy as reflected in several key indicators. See "CURRENT STATE BUDGET--Economic Assumptions." Excluding the impact of the economic recovery bonds, General Fund expenditures are estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve is projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

The 2004 Budget Act largely reflects the budget proposals contained in the May Revision (released on May 13, 2004) to the original 2004-05 Governor's Budget (the "May Revision") proposed on January 9, 2004. Revenue increases since the May Revision reflected in the 2004 Budget Act total $542 million. The majority of the change in revenues can be accounted for by a $315 million increase due to the Legislature's adoption of the Legislative Analyst's revenue estimates, and a $210 million increase from the suspension of the Teacher's Tax Credit. Resources also increased by an additional $341 million in prior year adjustments. In addition, expenditures increased by $1.1 billion since the May Revision. These changes resulted in a $230 million reduction to the reserve, compared to May Revision. The majority of the expenditure increase is due to the restoration of solutions in the Health and Human Services, Employee Compensation, County Probation, and Higher Education areas. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

The 2004 Budget Act contains the following major components:

1. Rebasing Proposition 98 Minimum Funding Guarantee--The level of Proposition 98 appropriations is to be reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act. See "STATE FINANCES--Proposition 98."

2. Higher Education--A new fee policy for higher education is implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees are increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act includes $750 million in various spending reductions for higher education from otherwise mandated levels.

3. Health and Human Services--While the Administration has proposed major reforms of the Medi-Cal program, any such reforms are expected to take at least one year to implement. As a result, the 2004 Budget Act does not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign have been included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the CalWORKs program are proposed. The budget includes $992 million in reductions in various social service programs from otherwise mandated levels.

4. Pension Reform--The 2004 Budget Act eliminates State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumes the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in fiscal year 2004-05. Of this amount, $577 million is reflected as a revenue transfer and $352 million as savings. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

5. Substantially Reduced External Borrowings--As stated, the 2004 Budget Act assumes the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds will be deposited in the Deficit Recovery Fund and will be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund). See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds."

6. Tax Relief--The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05. See "STATE FINANCES--Local Governments."

7. Indian Gaming--The 2004 Budget Act includes $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. The 2004 Budget Act authorizes the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. Receipt of the revenues and the issuance of these securities are contingent upon the failure of Propositions 68 and 70, which relate to Indian gaming and have qualified for the November 2004 ballot. Pending litigation relating to the Indian gaming compacts could also affect these additional revenues and securities issuance. See "LITIGATION--Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts."

8. Other Revenue Enhancements and Expenditure Reductions--The 2004 Budget Act includes: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances).

Set forth below is a chart showing a General Fund Budget Summary for the budget year as originally projected by the 2004-05 Governor's Budget and May Revision and as revised by the 2004 Budget Act.

                                    FIGURE 1
                       2004-05 GENERAL FUND BUDGET SUMMARY
                                   (MILLIONS)

                                                            AS OF 2005-05
                                                              GOVERNOR'S     AS OF 2004-05  AS OF 2004
                                                                BUDGET        MAY REVISION  BUDGET ACT
                                                            -------------   --------------  ----------
PRIOR YEAR RESOURCES AVAILABLE                              $       1,219   $        2,816  $    3,127
Revenues and Transfers                                             76,407           76,688      77,251
Expenditures                                                       79,074           79,590      80,693
Use from Deficit Recovery Fund                                     (3,012)          (2,012)     (2,012)
                                                            -------------   --------------  ----------
FUND BALANCE                                                $       1,564   $        1,927  $    1,697

   RESERVE FOR LIQUIDATION OF ENCUMBRANCES                  $         929   $          929  $      929

   SPECIAL FUND FOR ECONOMIC UNCERTAINTIES                  $         635   $          998  $      768

     "STRUCTURAL DEFICIT"

In its May 17, 2004 "Overview of the 2004-05 May Revision" (the "LAO May Report"), the LAO projected that a $6 billion operating shortfall would re-emerge in fiscal year 2005-06. Although the LAO expected that the shortfall could be substantially offset through accessing carryover reserves and using the remaining Proposition 57 economic recovery bond authorization, the State budget would still be modestly out of balance. The LAO further projected that following fiscal year 2005-06, the State would again face major budget shortfalls, absent significant corrective actions. The LAO estimated that the fiscal year 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period (through fiscal year 2008-09).

On September 22, 2004 the LAO issued its report entitled "California Spending Plan 2004-05--The Budget Act and Related Legislation" (the "LAO September Report"), analyzing the impact of the final 2004 Budget Act on the operating shortfall projections contained in the LAO May Report. The LAO September Report concludes that while the 2004 Budget Act "includes significant ongoing savings" and "makes some progress toward resolving the State's ongoing structural budget shortfall," the 2004 Budget Act, like the 2002 Budget Act and 2003 Budget Act, contains a "significant number of one-time or limited-term solutions" and "obligates additional spending in future years." The LAO states that a A-37 combination of these factors will likely add to the projected shortfall contained in the LAO May Report, and "that substantial additional actions will be needed to bring future budgets into balance."

One-time savings measures contained in the 2004 Budget Act and highlighted in the LAO September Report include, among others, the use of approximately $2 billion in economic recovery bonds authorized by Proposition 57, the proposed issuance of $929 million in pension obligation bonds, the deferral of $1.2 billion in Proposition 42 transportation spending, the postponement of approximately $200 million of local government mandate payments, and the diversion of property tax revenue from local governments ($1.3 billion for each of fiscal years 2004-05 and 2005-06). The out-year spending highlighted by the LAO September Report includes the repayment of $1.3 billion of VLF "gap" loan to local governments due in fiscal year 2006-07, as well as the repayment of Proposition 98 deferrals and certain transportation loans.

The LAO will be updating its projections in November 2004.

Although the Administration projects that, given current spending rates, there will be an operating deficit in fiscal year 2005-06, the Legislature is required to send and the Administration is required to sign a balanced budget, as specified in the Constitution. See "--THE BUDGET PROCESS--Constraints on the Budget Process--Proposition 58 (Balanced Budget Amendment)." Savings, which cannot be determined at this time, are anticipated from various budget reform proposals, such as Medi-Cal and corrections, and from recommendations made by the California Performance Review that will be implemented. These savings will help reduce the operating deficit in fiscal year 2005-06.

     CALIFORNIA PERFORMANCE REVIEW

In the 2004-05 Governor's Budget, the Administration revealed a plan to conduct a fundamental review of State government that would focus on the following areas: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform. On August 3, 2004, the California Performance Review presented its report to the Governor. The report proposes more than 1,000 recommendations aimed at increasing the efficiency of government and restructuring state agencies and departments, as well as a variety of policy changes affecting a wide variety of state programs. While the 2004 Budget Act does not reflect any items directly attributable to the California Performance Review, it is expected that some recommendations made by the California Performance Review will be implemented and that the anticipated savings resulting from such changes will help reduce the operating deficit in fiscal year 2005-06.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     SUMMARY OF STATE REVENUES AND EXPENDITURES

The table below presents the actual revenues, expenditures and changes in fund balance for the General Fund for fiscal years 2000-01, 2001-02, and 2002-03, estimated results for fiscal year 2003-04 and projected results (based upon the 2004 Budget Act) for fiscal year 2004-05.

                                    TABLE 11
                      STATEMENT OF REVENUES, EXPENDITURES,
                    AND CHANGES IN FUND BALANCE-GENERAL FUND
                              (BUDGETARY BASIS)(a)
                      FISCAL YEARS 2000-01 THROUGH 2004-05
                                   (MILLIONS)

                                                                                             ESTIMATED(b)     ESTIMATED(b)
                                                  2000-01        2001-02        2002-03       2003-04(c)       2004-05(c)
                                                -----------    -----------    -----------    ------------     ------------
FUND BALANCE-BEGINNING OF PERIOD                $   9,639.7    $   9,017.5    $  (2,109.8)   $   (7,536.2)    $    3,126.8
Restatements
    Economic Recovery Bonds(d)                            -              -              -         9,242.0                -
    Prior Year Revenue, Transfer
      Accrual Adjustments                            (158.8)        (729.8)         154.4         2,452.2                -
    Prior Year Expenditure, Accrual
      Adjustments                                    (229.9)         217.4          374.2            20.0                -
                                                -----------    -----------    -----------    ------------     ------------
FUND BALANCE-BEGINNING OF PERIOD, AS
   RESTATED                                     $   9,251.0    $   8,505.1    $  (1,581.2)   $    4,178.0     $    3,126.8
Revenues                                        $  77,609.9    $  64,060.3    $  68,545.8    $   73,899.3     $   76,345.8
Other Financing Sources
    Economic Recovery Bonds(d)                            -              -              -         2,012.0                -
    Transfers from Other Funds                      6,561.8(e)     2,143.3        3,289.5           671.1            905.1
    Other Additions                                    46.3           33.9          143.9               -                -
                                                -----------    -----------    -----------    ------------     ------------
TOTAL REVENUES AND OTHER SOURCES                $  84,218.0    $  66,237.5    $  71,979.2    $   76,582.4     $   77,250.9

Expenditures
    State Operations                            $  17,641.7    $  19,085.7    $  18,277.6    $   17,074.0     $   18,946.5
    Local Assistance                               58,441.4       57,142.0       59,145.3        58,153.1         62,143.0
    Capital Outlay                                  2,044.3          323.5          141.3           394.5             53.5
    Unclassified                                          -              -              -         2,012.0(f)      (2,462.0)(g)
Other Uses
    Transfer to Other Funds                         6,324.1(e)       301.2          370.0               -(h)             -(h)
                                                -----------    -----------    -----------    ------------     ------------
TOTAL EXPENDITURES AND OTHER USES               $  84,451.5    $  76,852.4    $  77,934.2    $   77,633.6     $   78,681.0

REVENUES AND OTHER SOURCES OVER OR
   (UNDER) EXPENDITURES AND OTHER USES          $    (233.5)   $ (10,614.9)   $  (5,955.0)   $   (1,051.2)    $   (1,430.1)

Fund Balance
    Reserved for Encumbrances                   $   1,834.3    $   1,491.5    $   1,037.4    $      928.7     $      928.7
    Reserved for Unencumbered Balances
      of Continuing Appropriations(i)               1,436.7          827.3          996.9           471.3            155.9
    Reserved for School Loans(j)                      349.7              -              -               -                -
    Unreserved-Undesignated(k)                      5,396.8       (4,428.6)      (9,570.5)        1,726.8            612.1
                                                -----------    -----------    -----------    ------------     ------------

FUND BALANCE-END OF PERIOD                      $   9,017.5    $  (2,109.8)   $  (7,536.2)   $    3,126.8     $    1,696.7

----------
Footnotes on following page.

Source: Fiscal years 2000-01 to 2002-03: State of California, Office of the State Controller.
          Fiscal years 2003-04 and 2004-05: State of California, Department of Finance.

(a) These statements have been prepared on a budgetary basis in accordance with State law and some modifications would be necessary in order to comply with generally accepted accounting principles ("GAAP"). The Supplementary Information contained in the State's Audited Annual Financial Statements for the year ended June 30, 2003, incorporated by reference in this APPENDIX B, contains a description of the differences between the budgetary basis and the GAAP basis of accounting and a reconciliation of the June 30, 2002 fund balance between the two methods.


(b)  Estimates are shown net of reimbursements and abatements.

(c)  Estimated as of the 2004 Budget Act, July 31, 2004.

(d) Reflects the issuance of economic recovery bonds sufficient to provide net proceeds to the General Fund of $11.254 billion in 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." The Department of Finance treats $9.242 billion of this amount as received for budgetary purposes in 2002-03, as shown in Table 12.


(e) "Transfers to Other Funds" includes the $6.2 billion General Fund loan to the Department of Water Resources Electric Power Purchase Fund. See "STATE FINANCES--Repayment of Energy Loans" and "CURRENT STATE BUDGET" in this APPENDIX B. "Transfers from Other Funds" includes this loan as a receivable in 2000-01. The loan was subsequently repaid with interest as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002. The loan was reported in the State's Budgetary/Legal Basis Annual Report as an asset of the General Fund and a liability of the Department of Water Resources Electric Power Purchase Fund.


(f) Reflects the transfer of $2.012 billion economic recovery bond proceeds from the General Fund to the Deficit Recovery Fund pursuant to Chapter 227, Statutes of 2004.

(g) Reflects General Fund payment offsets from moneys deposited in the Deficit Recovery Fund ($2.012 billion) and the Public Benefit Trust Fund from punitive damages awards ($450 million).

(h) "Transfer to Other Funds" is included either in the expenditure totals detailed above or as "Transfer from Other Funds."

(i) For purposes of determining whether the General Fund budget, in any given fiscal year, is in a surplus or deficit condition, see Chapter 1238, Statutes of 1990, amended Government Code Section 13307. As part of the amendment, the unencumbered balances of continuing appropriations which exist when no commitment for an expenditure is made should be an item of disclosure, but the amount shall not be deducted from the fund balance. Accordingly, the General Fund condition included in the 2004-05 Governor's Budget includes the unencumbered balances of continuing appropriations as a footnote to the statement ($587.4 million in 2002-03, $471.3 million in 2003-04 and $155.9 million in 2004-05). However, in accordance with Government Code Section 12460, the State's Budgetary/Legal Basis Annual Report reflects a specific reserve for the encumbered balance for continuing appropriations.

(j) During 1995, a reserve was established in the General Fund balance for the $1.7 billion of previously recorded school loans which had been authorized by Chapter 703, Statutes of 1992 and Chapter 66, Statutes of 1993. These loans were repaid from future General Fund appropriations as part of the settlement of litigation. This accounting treatment is consistent with the State's audited financial statements prepared in accordance with GAAP.

(k) Includes Special Fund for Economic Uncertainties ("SFEU"). The Department of Finance generally includes in its estimates of the SFEU and set aside reserves, if any, the items reported in the table under "Reserved for Unencumbered Balances of Continuing Appropriations," "Reserved for School Loans," and "Unreserved--Undesignated." The Department of Finance estimates a $2.198 billion SFEU balance on June 30, 2004, and projects a $768 million SFEU balance on June 30, 2005, based upon the 2004 Budget Act, enacted on July 31, 2004.


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                                      B-57

     REVENUE AND EXPENDITURE ASSUMPTIONS

The table below presents the Department of Finance's budget basis statements of major General Fund revenue sources and expenditures for the 2002-03 fiscal year and the 2004 Budget Act estimates for the 2003-04 and 2004-05 fiscal years.

                                    TABLE 12
               MAJOR GENERAL FUND REVENUE SOURCES AND EXPENDITURES

                                                            REVENUES (MILLIONS)

                                                               FISCAL YEARS
                                           ----------------------------------------------------
                                           2002-03(a)    2003-04(b)    2003-04(c)    2004-05(c)
                SOURCE                       ACTUAL       ENACTED       REVISED       ENACTED
----------------------------------------   ----------    ----------    ----------    ----------
Personal Income Tax                        $   32,710    $   33,596    $   36,000    $   38,974
Sales and Use Tax                              22,415        23,518        23,720        25,146
Corporation Tax(d)                              6,804         7,035         7,280         7,573
Insurance Tax                                   1,880         2,068         2,090         2,195
Economic Recovery Bonds(e)                      9,242             -         2,012             -
All Other                                       7,513(f)      7,136(g)      5,480(h)      3,363(i)
                                           ----------    ----------    ----------    ----------
     Total Revenues and Transfers          $   80,564    $   73,353    $   76,582    $   77,251
                                           ==========    ==========    ==========    ==========

                                                         EXPENDITURES (MILLIONS)

                                                              FISCAL YEARS
                                           ----------------------------------------------------
                                           2002-03(a)    2003-04(b)    2003-04(c)    2004-05(c)
               FUNCTION                     ACTUAL        ENACTED       REVISED       ENACTED
----------------------------------------   ----------    ----------    ----------    ----------
K-12 Education                             $   28,788    $   29,318    $   29,767    $   34,049
Health and Human Services                      23,060        23,358        22,969        25,467
Higher Education                                9,488         8,679         8,795         9,360
Youth and Adult Correctional                    5,837         5,644         5,424         6,392
Legislative, Judicial and Executive             2,459         2,406         2,549         2,730
Tax Relief                                      4,447           707(j)      3,334           668(m)
Resources                                       1,147           865           986         1,020
State and Consumer Services                       468           444           471           514
Business, Transportation and Housing              206           512           516           377
All Other                                       1,582          (796)(k)     2,823(1)     (1,896)(n)
                                           ----------    ----------    ----------    ----------
     Total Expenditures                    $   76,482    $   71,137    $   77,634    $   78,681
                                           ==========    ==========    ==========    ==========

----------
Footnotes continue on following page.

Source: State of California, Department of Finance. Figures in this table may differ from the figures in Table 4; see "Note" to Table 4.

(a) Figures for fiscal year 2002-03, prepared by the Department of Finance, are slightly different than the figures in Table 11, prepared by the State Controller's Office, because of certain differences in accounting methods used by the two offices.

(b) 2003 Budget Act, August 2, 2003.

(c) 2004 Budget Act, July 31, 2004.

(d) Reflects the Administration's expectations regarding the effect of the court's decision in FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD (California Court of Appeal, Second District, Case No. B160061). A $465 million negative prior year adjustment is included in the 2004 Budget Act.

(e) Reflects the Administration's issuance of economic recovery bonds sufficient to provide $11.254 billion net proceeds to the General Fund in fiscal year 2003-04 (issued on May 11, 2004 and June 16, 2004). See "STATE INDEBTEDNESS AND

    OTHER OBLIGATIONS-- Economic Recovery Bonds." For budgeting purposes, $9.242 billion of this amount is shown in fiscal year 2002-03.

(f) Includes $2.5 billion for tobacco securitization bond proceeds and about $2.8 billion in inter-fund loans and transfers.

(g) Includes $2.0 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Tobacco Settlement Revenue Bonds." Also includes the anticipated receipt of $996 million from pension obligation bonds, which were not issued. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

(h) Includes $2.264 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Tobacco Settlement Revenue Bonds."

(i) Includes $300 million for Indian gaming revenues and $577 million from pension obligation bonds.

(j) Reflects the suspension of VLF "backfill" payments to local governments, which was rescinded on November 17, 2003. See "STATE FINANCES--Local Governments."

(k) Reflects reduced expenditures of $912 million due to the anticipated receipt of pension obligation bond proceeds to cover General Fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

(l) Reflects the transfer of $2.012 billion of economic recovery bond proceeds to the Deficit Recovery Fund.

(m) Reflects the proposed elimination of VLF "backfill" payments to local governments.

(n) Reflects General Fund payment offsets from moneys deposited in the Deficit Recovery Fund ($2.012 billion) and the Public Benefit Trust Fund from punitive damages awards ($450 million).

     DEVELOPMENT OF REVENUE ESTIMATES

The development of the forecast for the major General Fund revenues begins with a forecast of national economic activity prepared by an independent economic forecasting firm. The Department of Finance's Economic Research Unit, under the direction of the Chief Economist, adjusts the national forecast based on the Department's economic outlook. The national economic forecast is used to develop a forecast of similar indicators for California activity.

After finalizing the forecasts of major national and California economic indicators, revenue estimates are generated using revenue forecasting models developed and maintained by the Department of Finance. With each forecast, adjustments are made for any legislative, judicial, or administrative changes, as well as for recent cash results. The forecast is updated twice a year and released with the Governor's Budget by January 10 and the May Revision by May 14.

     ECONOMIC ASSUMPTIONS

The revenue and expenditure assumptions set forth above have been based upon certain estimates of the performance of the California and national economies in calendar years 2004 and 2005. In the May Revision, the Department of Finance projected that the California economy would grow moderately in calendar year 2004 and at a faster pace in calendar year 2005.

Both the California economy and the national economy have improved since the second quarter of 2003. Output of the national economy, adjusted for inflation, has grown more strongly, and job growth has turned around more recently. Personal income growth picked up in California during 2003, particularly in the fourth quarter. Job growth has also improved in the state in recent months but not as much as in the rest of the nation, on average. From April 2003 to April 2004, nonfarm payroll employment rose by 0.6 percent in the State and 0.9 percent in the nation. The state unemployment rate was 6.2 percent in April, down from 6.8 percent a year earlier. The national unemployment rate in April 2004 was 5.6 percent, down from 6.0 percent a year earlier.

California total personal income increased by 4.8 percent from the fourth quarter of 2002 to the fourth quarter of 2003, culminating a year of improving personal income growth. For 2003 as a whole, personal income was up 3.7 percent in the state as compared to 3.3 percent in the nation. In addition, exports of made-in-California merchandise rebounded in the first quarter of 2004, increasing by 25 percent on a year-over-year basis. Exports of high-tech goods rose by 20 percent year-over-year. Also, taxable sales posted a sixth consecutive year-over-year gain in the fourth quarter of 2003. Two regional manufacturing surveys and one statewide survey showed improvement comparable to that seen in the first quarter of 2004 for the nation's manufacturing sector. Personal state income tax withholdings were up 8.8 percent in the first four months of 2004, although about a percentage point and a half of that gain was due to March 2004 having two more days of receipts than March 2003.

Construction and real estate markets remained strong in the state in the first quarter of 2004. Total new units permitted were up slightly from a strong first quarter in 2003. Also, valuation of private nonresidential building permits increased slightly after three years of steady declines.

Low mortgage rates kept residential real estate markets strong in the first quarter of 2004. The median price of homes sold in Southern California hit a new record of $371,000 in March, up 23.3 percent from a year earlier. Sales were up over 17 percent from a year ago. Despite a still-sluggish economy, home price appreciation and sales were also strong in the San Francisco Bay Area. The median price of homes sold was a record $474,000 in March, up 13.1 percent from a year earlier. Sales were up 25 percent from a year ago.

As noted above, the May Revision projects moderate growth in calendar year 2004 and faster growth in calendar year 2005. Unemployment is expected to remain above 6 percent throughout the period. Personal income is projected to grow 5.4 percent in 2004 and 5.6 percent in 2005, which is slower than has been observed in past recoveries.

The Department of Finance set out the following estimates for the State's economic performance in calendar years 2004 and 2005, which were used in predicting revenues and expenditures for the May Revision. Also shown is the Department of Finance's previous forecast for the same calendar years, which were contained in the 2004-05 Governor's Budget.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    TABLE 13
                    ESTIMATES OF STATE'S ECONOMIC PERFORMANCE

                                                     FOR CALENDAR YEAR 2004     FOR CALENDAR YEAR 2005
                                                  --------------------------   -------------------------
                                                    2004-05        2004-05       2004-05       2004-05
                                                  GOVERNOR'S         MAY       GOVERNOR'S        MAY
                                                   BUDGET(a)     REVISION(b)    BUDGET(a)    REVISION(b)
                                                  ----------     -----------   ----------    -----------
Non-farm wage and salary employment
(000)                                                 14,602          14,525       14,906         14,832
   Percent Change                                        1.1%            0.8%         2.1%           2.1%

Personal income ($ billions)                      $    1,266     $     1,262   $    1,341    $     1,333
   Percent Change                                        5.6%            5.4%         5.9%           5.6%
Housing Permits (Units 000)                              192             200          198            200
Consumer Price Index (percent change)                    1.9%            2.5%         2.7%           2.3%

----------
(a) Fiscal Year 2004-05 Governor's Budget Summary: January 9, 2004.

(b) May Revision May 13, 2004.

Source:   State of California, Department of Finance.

                              FINANCIAL STATEMENTS

The Audited Annual Financial Statements of the State of California for the Year Ended June 30, 2003 (the "Financial Statements") are available. As of June 30, 2002, the State of California has implemented a new financial reporting model, as required by the Governmental Accounting Standards Board ("GASB") in conformity with accounting principles generally accepted in the United States of America. The GASB sets standards of accounting and financial reporting for state and local governments, which have significantly changed the presentation of the financial statements. The Financial Statements consists of an Independent Auditor's Report, a Management Discussion and Analysis, Basic Financial Statements of the State for the Year Ended June 30, 2003 ("Basic Financial Statements"), and Supplementary Information. Only the Basic Financial Statements have been audited, as described in the Independent Auditor's Report. A description of the new accounting and financial reporting standards is contained in Note 1 of the Basic Financial Statements.

Potential investors may obtain or review a copy of the Financial Statements from the following sources:

1. By obtaining from any Nationally Recognized Municipal Securities Information Repository, or any other source, a copy of the State of California's Official Statement dated March 24, 2004, relating to the issuance of $186,110,000 State Public Works Board Lease Revenue Refunding Bonds (Department of Corrections), Series D and $93,975,000 of State Public Works Board Lease Revenue Refunding Bonds (Department of Corrections), Series E. The Financial Statements are printed in full in such Official Statement. No part of the March 24, 2004 Official Statement is incorporated into this document except the Financial Statements.

2. By accessing the internet website of the State Controller (www.sco.ca.gov) and selecting "California Government--State and Local," then "State Government," then finding the heading "Publications" and selecting "Comprehensive Annual Financial

Report--Year Ended June 30, 2003," or by contacting the Office of the State Controller at (916) 445-2636.

3.   By accessing the internet website of the State Treasurer
(www.treasurer.ca.gov) and selecting "Financial Information" and then "Audited General Purpose Financial Statements," or by contacting the Office of the State Treasurer at (800) 900-3873.

The State Controller's unaudited reports of cash receipts and disbursements for the periods of July 1, 2003 through June 30, 2004 and July 1, 2004 through August 31, 2004 are also included as Exhibits to this APPENDIX B and are available on the State Controller's website.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The State Controller issues a monthly report on cash receipts and disbursements recorded on the Controller's records. The Department of Finance issues a monthly bulletin, available by accessing the internet website of the Department of Finance (www.dof.ca.gov), which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, May, and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Such bulletins and reports are not part of or incorporated into the Official Statement. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year. Information which may appear in the Official Statement from the Department of Finance concerning monthly receipts of "agency cash" may differ from the State Controller's reports of cash receipts for the same periods because of timing differences in the recording of in-transit items.

                          OVERVIEW OF STATE GOVERNMENT

     ORGANIZATION OF STATE GOVERNMENT

The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes.

California's Legislature consists of a forty-member Senate and an eighty-member Assembly. Assembly members are elected for two-year terms, and Senators are elected for four-year terms. Assembly members are limited to three terms in office and Senators to two terms. The Legislature meets almost year round for a two-year session. The Legislature employs the Legislative Analyst, who provides reports on State finances, among other subjects. The Bureau of State Audits, headed by the State Auditor, an independent office since 1993, annually issues an auditor's report based on an examination of the General Purpose Financial Statements of the State Controller, in accordance with generally accepted accounting principles. See "FINANCIAL STATEMENTS."

The Governor is the chief executive officer of the State and is elected for a four-year term. The Governor presents the annual budget and traditionally presents an annual package of bills constituting a legislative program. In addition to the Governor, State law provides for seven other statewide elected officials in the executive branch. The current elected statewide officials, their party affiliation and the dates on which they were first elected are as follows:

OFFICE                                        NAME                        PARTY AFFILIATION   FIRST ELECTED
-------------------------------------------   -------------------------   -----------------   -------------
Governor                                      Arnold Schwarzenegger           Republican           2003
Lieutenant Governor                           Cruz Bustamante                  Democrat            1998
Controller                                    Steve Westly                     Democrat            2002
Treasurer                                     Philip Angelides                 Democrat            1998
Attorney General                              Bill Lockyer                     Democrat            1998
Secretary of State                            Kevin Shelley                    Democrat            2002
Superintendent of Public Instruction          Jack O'Connell                   Democrat            2002
Insurance Commissioner                        John Garamendi                   Democrat            2002

The current term for each office expires in January 2007. Persons elected to statewide offices are limited to two terms in office (eight years) from the dates shown above. Mr. Garamendi previously served as elected Insurance Commissioner before term limits were enacted. Governor Schwarzenegger may seek re-election in 2006 to one term.

The executive branch is principally administered through eleven major agencies and departments: Business, Transportation and Housing Agency, Child Development and Education Agency, Environmental Protection Agency, Department of Finance, Department of Food and Agriculture, Health and Human Services Agency, Labor and Workforce Development Agency, Resources Agency, State and Consumer Services Agency, Department of Veterans Affairs and Youth and Adult Correctional Agency. In addition, some State programs are administered by boards and commissions, such as The Regents of the University of California, Public Utilities Commission, Franchise Tax Board and California Transportation Commission, which have authority over certain functions of State government with the power to establish policy and promulgate regulations. The appointment of members of boards and commissions is usually shared by the Legislature and the Governor, and often includes ex officio members.

California has a comprehensive system of public higher education comprised of three segments: the University of California, the California State University System and California Community Colleges. The University of California provides undergraduate, graduate and professional degrees to students. Approximately 49,650 degrees were awarded in the 2002-03 school year. About 203,900 full-time students were enrolled at the nine UC campuses and the Hastings College of Law in the 2003-04 school year. The California State University System provides undergraduate and graduate degrees to students. Approximately 76,755 degrees were awarded in the 2002-03 school year. About 334,900 full-time students were enrolled at the 23 campuses in the 2003-04 school year. The third sector consists of 109 campuses operated by 72 community college districts which provide associate degrees and certificates to students. Additionally students may attend community colleges to meet basic skills and other general education requirements prior to transferring to a four-year undergraduate institution. Approximately 118,000 associate degrees and certificates were awarded in the 2002-03 school year. About 1.7 million students were enrolled in California's community colleges in the spring of 2003.

     EMPLOYEE RELATIONS

In 2004-05, the State work force is comprised of approximately 318,000 personnel years, of which approximately 116,000 personnel years represent employees of institutions of higher education. Of the remaining 202,000 personnel years, approximately 166,000 are subject to collective bargaining and approximately 36,000 are excluded from collective bargaining. State law provides that State employees, defined as any civil service employee of the State and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation A-46 on all matters of employer-employee relations. The chosen employee organization has the right to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.

The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.

There are twenty-one collective bargaining units that represent state employees. Seven bargaining unit contracts expire in June 2005, five expire in June 2006, one expires in July 2006, and two expire in June 2008. For the remaining six units, comprising approximately 15 percent of the State workforce, that do not have a signed contract; the terms of the prior agreements remain in effect. The Department of Personnel Administration is continuing to negotiate with these units. The State has not experienced a major work stoppage since 1972. The California State Employees' Association is the exclusive representative for nine of the twenty-one collective bargaining units, or approximately 50 percent of those employees subject to collective bargaining. Each of the remaining exclusive representatives represents only one bargaining unit. The State recently signed an addendum to the Bargaining Unit 6 (Corrections) memorandum of understanding that will defer a portion of the scheduled salary increases for their members resulting in a savings of $108 million over the next two years.

                             ECONOMY AND POPULATION

     INTRODUCTION

California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, which was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since stabilized with 136,300 jobs gained between July 2003 and June 2004 compared with 341,200 jobs lost between March 2001 and July 2003. See "CURRENT STATE BUDGET--Economic Assumptions."

     POPULATION AND LABOR FORCE

The State's July 1, 2003 population of over 35 million represented over 12 percent of the total United States population.

California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2002, the 5-county Los Angeles area accounted for 49 percent of the State's population, with over 17.0 million residents, and the 10-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.

The following table shows California's population data for 1994 through 2003.

                                    TABLE 14
                             POPULATION 1994-2003(a)

              CALIFORNIA         % INCREASE OVER        UNITED STATES      % INCREASE OVER        CALIFORNIA AS %
  YEAR        POPULATION          PRECEDING YEAR          POPULATION        PRECEDING YEAR       OF UNITED STATES
---------   --------------      -----------------      ---------------    -----------------     -------------------
1994          31,523,080                0.7%            263,125,821               1.2%                   12.0%
1995          31,711,094                0.6             266,278,393               1.2                    11.9
1996          31,962,050                0.8             269,394,284               1.2                    11.9
1997          32,451,746                1.5             272,646,925               1.2                    11.9
1998          32,861,779                1.3             275,854,104               1.2                    11.9
1999          33,417,247                1.7             279,040,168               1.2                    12.0
2000          34,040,489                1.9             282,177,754               1.1                    12.1
2001          34,726,513                2.0             285,093,813               1.0                    12.2
2002          35,336,138                1.8             287,973,924               1.0                    12.3
2003          35,933,943                1.7             290,809,777               1.0                    12.4

----------
(a) Population as of July 1.

Source: U. S. figures from U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1994 to 2003.

                                    TABLE 15
                              LABOR FORCE 1994-2003
                                   (THOUSANDS)

                                                           UNEMPLOYMENT RATE (%)
        YEAR          LABOR FORCE      EMPLOYMENT       CALIFORNIA  UNITED STATES
-------------------  -------------    ------------      ----------  -------------
1994                     15,294           13,979           8.6%          6.1%
1995                     15,236           14,040           7.8           5.6
1996                     15,371           14,261           7.2           5.4
1997                     15,786           14,792           6.3           4.9
1998                     16,138           15,181           5.9           4.5
1999                     16,376           15,522           5.2           4.2
2000                     16,892           16,057           4.9           4.0
2001                     17,172           16,249           5.4           4.7
2002                     17,376           16,215           6.7           5.8
2003                     17,460           16,283           6.8           6.0

----------
Source:   State of California, Employment Development Department.

     EMPLOYMENT, INCOME, CONSTRUCTION AND EXPORT GROWTH

The following table shows California's non-agricultural employment distribution and growth for 1993 and 2003.

                                    TABLE 16
                       PAYROLL EMPLOYMENT BY MAJOR SECTOR
                                  1993 AND 2003

                                                 EMPLOYMENT               % DISTRIBUTION
                                                 (THOUSANDS)               OF EMPLOYMENT
                                           -----------------------   ------------------------
INDUSTRY SECTOR                              1993          2003         1993          2003
----------------------------------------   ----------   ----------   ----------    ----------
Trade, Transportation and Utilities           2,337.6      2,722.0         19.4%         18.9%
Government
     Federal Government                         336.2        258.7          2.8           1.8
     State and Local Government               1,744.4      2,167.7         14.5          15.0
Professional and Business Services            1,541.6      2,108.1         12.8          14.6
Manufacturing
     Nondurable goods                           613.4        563.1          5.1           3.9
     High Technology                            523.2        399.5          4.4           2.8
     Other Durable Goods                        558.6        582.3          4.6           4.0
Educational and Health Services               1,195.8      1,536.3          9.9          10.7
Leisure and Hospitality                       1,124.5      1,397.6          9.3           9.7
Financial Activities                            787.0        886.8          6.5           6.2
Construction                                    458.9        788.8          3.8           5.5
Other Services                                  408.2        505.8          3.4           3.5
Information                                     386.2        471.4          3.2           3.3
Natural Resources and Mining                     29.8         22.1          0.3           0.1
                                           ----------   ----------   ----------    ----------
     TOTAL NON-AGRICULTURAL                  12,045.4     14,410.2          100%          100%
                                           ==========   ==========   ==========    ==========

----------
Source:   State of California, Employment Development Department.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The following tables show California's total and per capita income patterns for selected years.

                                    TABLE 17
                TOTAL PERSONAL INCOME IN CALIFORNIA 1994-2003(a)

                                                           CALIFORNIA
      YEAR              MILLIONS         % CHANGE(b)        % OF U.S.
-----------------      -----------       -----------       ----------
1994(c)                $   730,529           3.2%             12.4%
1995                       765,806           4.8              12.4
1996                       810,448           5.8              12.3
1997                       860,545           6.2              12.4
1998                       936,009           8.8              12.5
1999                       999,228           6.8              12.7
2000                     1,103,842          10.5              13.0
2001                     1,135,848           2.9              13.0
2002                     1,154,685           1.7              12.9
2003                     1,197,550           3.7              12.9

----------
(a) Bureau of Economic Analysis (BEA) estimates as of April 2004.

(b) Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note:     Omits income for government employees overseas.

Source:   U.S. Department of Commerce, BEA.

                                    TABLE 18
                     PER CAPITA PERSONAL INCOME 1994-2003(a)

                                                                                      CALIFORNIA %
    YEAR          CALIFORNIA      % CHANGE(b)     UNITED STATES      % CHANGE(b)         OF U.S.
--------------   ------------    -------------   ---------------    -------------    --------------
   1994(c)        $  23,203            2.5%         $  22,172              3.9%         104.7%
   1995              24,161            4.1             23,076              4.1          104.7
   1996              25,312            4.8             24,175              4.8          104.7
   1997              26,490            4.7             25,334              4.8          104.6
   1998              28,374            7.1             26,883              6.1          105.5
   1999              29,828            5.1             27,939              3.9          106.8
   2000              32,466            8.8             29,847              6.8          108.8
   2001              32,892            1.3             30,527              2.3          107.7
   2002              32,989            0.3             30,906              1.2          106.7
   2003              33,749            2.3             31,632              2.3          106.7

----------
(a) BEA's estimates as of April 2004.

(b) Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note:     Omits income for government employees overseas.

Source:   U.S. Department of Commerce, BEA.

The following tables show California's residential and non-residential construction.

                                    TABLE 19
                 RESIDENTIAL CONSTRUCTION AUTHORIZED BY PERMITS

                                    UNITS
                 ------------------------------------------      VALUATION(a)
    YEAR            TOTAL          SINGLE         MULTIPLE         (MILLIONS)
-------------    -----------     ----------      ----------      --------------
    1995            85,293          68,689          16,604         $  13,879
    1996            94,283          74,923          19,360            15,289
    1997           111,716          84,780          26,936            18,752
    1998           125,707          94,298          31,409            21,976
    1999           140,137         101,711          38,426            25,783
    2000           148,540         105,595          42,945            28,142
    2001           148,757         106,902          41,855            28,804
    2002           167,761         123,865          43,896            33,305
    2003           195,682         138,762          56,920            38,968

----------
(a) Valuation includes additions and alterations.

Source:   Construction Industry Research Board

                                    TABLE 20
                           NONRESIDENTIAL CONSTRUCTION
                                   (THOUSANDS)

                                                                ADDITIONS AND
    YEAR        COMMERCIAL      INDUSTRIAL         OTHER          ALTERATIONS         TOTAL
------------  -------------   -------------    ------------    ---------------  -----------------
    1995       $ 2,308,911     $   732,874     $  1,050,693      $  4,062,273     $   8,154,751
    1996         2,751,925       1,140,574        1,152,443         4,539,219         9,584,161
    1997         4,271,378       1,598,428        1,378,220         5,021,792        12,269,818
    1998         5,419,251       2,466,530        1,782,337         5,307,901        14,976,019
    1999         5,706,719       2,256,166        2,350,213         6,269,194        16,582,292
    2000         6,962,031       2,206,169        2,204,754         7,252,004        18,624,958
    2001         6,195,368       1,552,047        2,584,321         6,421,551        16,753,287
    2002         5,195,348       1,227,754        2,712,681         5,393,329        14,529,112
    2003         4,039,561       1,320,222        2,954,039         5,601,117        13,914,939

----------
Source:   Construction Industry Research Board

The following table shows California's export growth for the period from 1996 through 2003.

                                    TABLE 21
                        EXPORTS THROUGH CALIFORNIA PORTS
                                   (MILLIONS)

       YEAR                   EXPORTS(a)                 %CHANGE(b)
-------------------      -------------------        ---------------------
       1996                  $  124,120.0                      6.2%
       1997                     131,142.7                      5.7
       1998                     116,282.4                    -11.3
       1999                     122,092.8                      5.0
       2000                     148,554.6                     21.7
       2001                     127,255.3                    -14.3
       2002                     111,340.1                    -12.5
       2003                     113,550.7                      2.0

----------
(a) "Free along ship" Value Basis.

(b) Change from prior year.

Source:   U.S. Department of Commerce, Bureau of the Census

                                   LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General. See "LITIGATION" in the main body of the Official Statement.

     CHALLENGE RELATED TO THE VEHICLE LICENSE FEE OFFSET AND RELATED PAYMENTS TO LOCAL GOVERNMENTS

State law establishes an excise tax on motor vehicles and manufactured homes in the amount of two percent (2%) of the vehicle's or home's fair market value. In 1999, pursuant to Revenue and Taxation Code section 10754, the Legislature adopted successive offsets to the vehicle license fee paid by vehicle owners and mobile home owners. As a result of these offsets, the State transferred money each month from the General Fund to local governments in the amount of the cumulative offsets. In June 2003, the Davis Administration determined that there were insufficient moneys available to be transferred from the General Fund to fund vehicle license fee offset payments the State was making to local governments. See "STATE FINANCES--Local Governments--Vehicle License Fee." This caused the State Department of Motor Vehicles and the State Department of Housing and Community Development to discontinue the offsets and, correspondingly, the amount of vehicle license fees paid by vehicle owners and mobile home owners increased. Shortly after taking office on November 17, 2003, Governor Schwarzenegger issued Executive Order S-1-03, rescinding the Davis Administration's action and directing the Department of Motor Vehicles to reinstate the General Fund offset to the vehicle license fee provided in Revenue and Taxation Code Section 10754 "as soon as administratively feasible." By subsequent administrative action, the Administration adjusted current year expenditures in order to commence transfers from the General Fund to local governments in the amount of the offsets. On January 30, 2004, ROBERT BROOKS AND DAVID GAUTREAUX V. GOVERNOR ARNOLD SCHWARZENEGGER (Case No. BC309929) was filed in the Los Angeles

County Superior Court. In this case, plaintiffs allege that the adjustments of current year expenditures made by the Administration in order to provide for the transfers to local governments violates the California Constitution, and ask the Court to enjoin the Director of A-52 Finance and the Controller from making offset-related payments to local governments until an appropriation for that purpose is made by the Legislature. This matter is pending in the trial court.

     CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD

In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, "SBX1 20") that deferred the payment of $500 million to CalSTRS's Supplemental Benefit Maintenance Account ("SBMA"). SBX1 20 also establishes an appropriation of an amount not to exceed $500 million, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036 to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State's Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint, now pending in the Sacramento County Superior Court as TEACHER'S RETIREMENT BOARD, AS MANAGER OF THE CALIFORNIA STATE TEACHERS, RETIREMENT SYSTEM, ET AL. V. DONNA ARDUIN, DIRECTOR OF CALIFORNIA DEPARTMENT OF FINANCE, AND STEVE WESTLY, CALIFORNIA STATE CONTROLLER (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of SBX1 20. It also seeks injunctive and declaratory relief to the same effect. On August 20, 2004, the trial court heard a motion for summary judgment in this case brought by the Director of Finance. The trial court judge has taken the matter under submission. To the extent the trial court does not grant the motion for summary judgment, trial is currently scheduled to begin on December 17, 2004.

     ACTIONS SEEKING FLOOD-RELATED DAMAGES

In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHAN
V. STATE, (Sacramento County Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for October 24, 2004. The State is vigorously defending the action.

PATERNO V. STATE OF CALIFORNIA (Yuba County Superior Court, Judicial Counsel Coordination Proceeding 2104) is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled in favor of the State as to all plaintiffs. The appellate court reversed the trial court judgment and remanded the case to the trial court with directions to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. On March 17, 2003, the Supreme Court denied the State's petition for review (California Supreme Court, Case No. S121713) of the appellate court's decision. That denial brought the liability phase of this litigation to a close. The issues of damages, interest, fees, costs and expenses are being litigated in the Yuba County Superior Court. Further action on these issues has been temporarily stayed, pending resolution of an interim writ proceeding pending in the Court of Appeal (Third Appellate District, PATERNO ET AL. V. SUPERIOR COURT, YUBA COUNTY, Case No. C046473).

     TAX REFUND CASES

Six pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD, the California Court of Appeal affirmed the trial court's ruling in favor of the Franchise Tax Board on this issue and General Motors has filed a petition for review of this decision with the California Supreme Court (GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD, Case No. S127086). THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First Appellate District (Case No. A102915); TOYS "R" US, INC. V. FRANCHISE TAX BOARD is pending in the Court of Appeal, Third Appellate District (Case No. C045386); and MICROSOFT CORPORATION V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First Appellate District (Case No. A105312). The trial courts in THE LIMITED STORES and TOYS "R" US ruled in favor of the Franchise Tax Board on this issue; in MICROSOFT CORPORATION, the trial court ruled against the Franchise Tax Board. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending in the San Diego Superior Court (Case No. 802767), and COLGATE-PALMOLIVE V. FRANCHISE TAX BOARD is pending in the Sacramento County Superior Court (Case No. 03AS00707). Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET AL., REAL PARTIES IN INTEREST, (Court of Appeal, Fourth Appellate District, Division 3, Case No. G032412), the court issued a unanimous published decision (117 Cal. App. 4th 121) reversing a trial court decision that determined the Orange County assessor's office had received property taxes from two taxpayers in excess of the amounts collectable under Article XIII A of the California Constitution (implemented in 1978 by Proposition 13). The plaintiffs' legal claim focused on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. On July 21, 2004, the California Supreme Court (Case No. S124682) denied plaintiffs' petition for review. That brings this case to a close. However, a similar challenge to the practices of the assessor for the County of Marin, ALAN J. TITUS AND MARJORIE GOLDMAN V. COUNTY OF MARIN, is pending in the Court of Appeal, First Appellate District, Division Two (Case No. A104960). The State is not a party to this pending litigation, but the effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 (see "STATE FINANCES--Proposition 98") in an amount in excess of several billion dollars.

     ENVIRONMENTAL CLEANUP MATTER

In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER OF: LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"). Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State's liability are the State's ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking A-54 damages against the State which was formerly named the Board of Control, the "Government Claims Board"). Litigation on these claims has been tolled by agreement among the parties until October 1, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

     ENERGY-RELATED MATTERS

In PEOPLE V. ACN ENERGY, INC., ET AL. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA is now pending in the Court of Appeal, Third Appellate District (Case No. C043507). In the trial court, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint sought damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The trial court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. The pending action is PG&E's appeal of that dismissal.

     ESCHEATED PROPERTY CLAIMS

In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): LUSBY-TAYLOR V. CONNELL (U.S. Court of Appeals, Ninth Circuit, Case No. 02-16511); ORFIELD V. CONNELL (Los Angeles County Superior Court, Case No. BC288429); and SUEVER V. CONNELL (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15555). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which certain plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases are styled as class actions, though in Lusby-Taylor that issue was not determined prior to the trial court decision that is being appealed. If one or more of these cases is certified as a class action and the class ultimately prevails on the merits, damages for the class could be in A-55 excess of $500 million. The State has prevailed at the trial court in SUEVER and LUSBY-TAYLOR. ORFIELD is being litigated in the trial court. The State is vigorously defending all of these actions. The State has ultimately prevailed in two cases in which plaintiffs also claimed that the Controller's unclaimed property notice practices were unconstitutional and failed to meet statutory requirements: FONG V. WESTLY (2004) 117 Cal.App.4th 841 and HARRIS V. WESTLY (2004) 116 Cal.App.4th 214.

In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: MORRIS V. WESTLY (Los Angeles

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County Superior Court, Case No. BC310200); TRUST REALTY PARTNERS V. WESTLY
(Sacramento County Superior Court, Case No. 04AS02522); and BROWNE V. WESTLY (Sacramento County Superior Court, Case No. 04AS02570). The BROWNE and TRUST REALTY lawsuits focus on the State's elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c) as amended effective August 11, 2003, "CCP 1540"), and the MORRIS lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated funds entitles the claimant to constructive interest. The MORRIS case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in MORRIS seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The BROWNE and TRUST REALTY PARTNERS cases are not styled as class actions suits, but in addition to seeking general and special damages in a sum according to proof at trial, each case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in their respective complaints. If the MORRIS case ultimately prevails as a class action, or the injunctions prayed for in either of the BROWNE or TRUST REALTY PARTNERS cases are issued and upheld, in any case to require the State Controller to pay interest on escheated property as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

     ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS

In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

     ACTIONS SEEKING PROGRAM MODIFICATIONS

In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL., (San Francisco County Superior Court, Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the

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system including elimination of some types of multi-track, year-round school schedules. A settlement has been reached in this case, which by its terms is subject to the enactment of certain A-56 proposed legislation. The settlement agreement provides proposed legislation which would fund a program to authorize school districts to spend up to $800 million over a period of years for repairs of school facilities at the lowest performing schools; $138.7 million for new instructional materials for students attending certain low performing schools; and $50 million to conduct an assessment of facilities conditions, supplement county school superintendents' capacity to oversee low performing schools and to fund emergency repairs in low performing schools. The legislation also establishes requirements regarding the use of these funds and a variety of other provisions pertaining to education in California. Pursuant to the settlement agreement, the plaintiffs are required to notify the State on or before October 15, 2004, whether the plaintiffs agree that legislation has been adopted as of that date which substantially conforms to the terms of the settlement agreement. The parties have agreed to engage in consultation if substantially conforming legislation has not been adopted as of that date.

In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., (United States District Court, Central District, Case No. 93-6073-ER-(JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., (U.S. Court of Appeals, Ninth Circuit, Case No 04-15228), the plaintiffs have appealed a decision by the U.S. District Court dismissing plaintiffs' class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services

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for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons.

In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

     LOCAL GOVERNMENT MANDATE CLAIMS AND ACTIONS

In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission") (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and
1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino's test claim poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final appellate court decision (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL. Fourth Appellate District, Case No. D039471; petition for review denied by the California Supreme Court) that awarded the County of San Diego unreimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues. See "STATE FINANCES--Local Governments--Vehicle License Fee."

Six lawsuits are pending that challenge the State's practice in recent years of deferring payments to local governments for certain state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties. Four lawsuits were consolidated in the Sacramento County Superior Court (COUNTY OF SAN DIEGO V. STATE OF CALIFORNIA, ET AL., Case No. 04AS00371; COUNTY OF ORANGE V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01341; SACRAMENTO COUNTY V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01355; and COUNTY OF CONTRA COSTA V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01039). In this consolidated case, the trial court ruled that a single $1,000 appropriation for the costs of a program to provide mental health services to disabled students did not constitute full reimbursement of the mandated

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costs of that program, as required by the State Constitution. The trial court declared that the plaintiff counties were relieved of the obligation to provide the mandated mental health services absent adequate good faith reimbursement from the State. The Administration has not yet determined whether to appeal this judgment. Two additional lawsuits alleging that the State's practice violates the State Constitution were consolidated in San Diego County Superior Court:
COUNTY OF SAN DIEGO V. STATE OF CALIFORNIA, ET AL. (Case No. GIC 825109) and COUNTY OF ORANGE V. STATE OF CALIFORNIA, ET AL. (Case No. GIC 827845). These plaintiff counties are seeking full payment for the unreimbursed costs of implementing a variety of programs over the last few years. A hearing on the counties' motion for judgment on the pleadings is scheduled for October 15, 2004. The County of San Diego has alleged unreimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for unreimbursed statemandated costs. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing unreimbursed mandates.

     ACTION FOR DAMAGES FOR ALLEGED DESTRUCTION AT INDIAN BURIAL SITES

On January 16, 2004, JOHN TOMMY ROSAS V. UNITED STATES OF AMERICA, ET AL. was filed in the United States District Court, Central District of California (Case No. CV04-312 WMB (SSx)). Plaintiff, in his individual capacity and as the alleged vice-chairman of the Tribal Counsel, Gabrielino/Tongva Indians of California, alleges violation of various federal statutes by a variety of federal agencies, corporations, individuals and four State entities (the California Coastal Commission, the Regional Water Quality Control Board, the State Historic Preservation Officer and the California Native American Heritage Commission). Plaintiff alleges that in allowing the development of certain property, defendants violated federal laws protecting sacred Indian burial sites. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the California state agency defendants. In February 2004, the corporate defendants filed a motion to dismiss. Plaintiff has not responded to this motion, and it remains pending before the court.

     ACTIONS SEEKING TO ENJOIN IMPLEMENTATION OF CERTAIN TRIBAL GAMING COMPACTS

In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in two pending cases, as described below. A decision in either of these cases that is unfavorable to the State could eliminate $300 million in additional revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds. See "CURRENT STATE BUDGET--2004 Budget Act." The failure to repay these existing transportation loans could, in turn, result in a reduction of anticipated internal borrowable resources in an amount of approximately $500 million.

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In RINCON BAND OF LUISENO MISSION INDIANS OF THE RINCON RESERVATION V.
SCHWARZENEGGER, ET AL. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the "Rincon Band"), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band's 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. The District Court has denied plaintiff's motion for injunctive relief, and that matter is currently on appeal in the U.S. Court of Appeal, Ninth Circuit (Case No. 04-56396). The District Court has also dismissed the complaint on a procedural basis. It is expected that the Rincon Band will appeal this dismissal.

CRAIG, ET AL. V. SCHWARZENEGGER ET AL. (Alameda County Superior Court, Case No. RGO 4175471) is an action brought by the owners of various racetracks and an individual plaintiff and petitioner, which alleges that the Legislature's recent ratification of the tribal compact amendments described above, which was done through urgency legislation (Statutes 2004, Chapter 91; "Chapter 91"), violates a provision of the California Constitution which bars the grant of vested rights or franchises in an urgency measure. Plaintiffs and petitioners allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. Plaintiffs and petitioners seek a decision prohibiting the implementation of Chapter 91 and a declaration that either Chapter 91 is unconstitutional or is a subject to the right of referendum and cannot go into effect unless and until the 90-day referendum period expires without a referendum petition having been filed.

                                STATE DEBT TABLES

The tables which follow provide information on outstanding State debt, authorized but unissued general obligation bonds and commercial paper notes, debt service requirements for State general obligation and lease-purchase bonds, and authorized and outstanding State revenue bonds. For purposes of these tables, "General Fund bonds," also known as "non-self liquidating bonds," are general obligation bonds expected to be paid from the General Fund without reimbursement from any other fund. Although the principal of general obligation commercial paper notes in the "non-self liquidating" category is legally payable from the General Fund, the State expects that principal of such commercial paper notes will be paid only from the issuance of new commercial paper notes or the issuance of long-term general obligation bonds to retire the commercial paper notes. Interest on "non-self liquidating" general obligation commercial paper notes is payable from the General Fund.

"Enterprise Fund bonds," also known as "self liquidating bonds," are general obligation bonds for which program revenues are expected to be sufficient to reimburse in full the General Fund for debt service payments, but any failure to make such a reimbursement does not affect the obligation of the State to pay principal and interest on the bonds from the General Fund.

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"Special Revenue Fund bonds" also known as "economic recovery bonds," are "self liquidating" general obligation bonds which are primarily secured by a pledge of a one-quarter cent statewide sales and use tax deposited in the Fiscal Recovery Fund. Debt service payments are made directly from the Fiscal Recovery Fund and not the General Fund. The Special Revenue Fund bonds are also general obligations of the State to which the full faith and credit of the State are pledged to the punctual payment of the principal of and interest thereon.

As of August 31, 2004 the State had $1,021,605,000 of outstanding commercial paper notes.

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      APPENDIX C - SPECIAL INVESTMENT CONSIDERATIONS RELATING TO NEW JERSEY
                              MUNICIPAL OBLIGATIONS

     New Jersey Economic Information and Trends. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

     During 2003, New Jersey's economy continued to recover from the prior recessionary period. New Jersey's employment increased by 1.6% in May 2004 from a year ago, continuing the positive year-to-year growth trend for the eleventh consecutive month since July 2003. With improving trends in payroll employment in New Jersey, the New Jersey unemployment rate fell to 4.9% in May 2004, and remains well below the 5.6% rate for the nation. New Jersey and the nation are expected to have economic momentum into 2005. New Jersey's economy is expected to follow the national trend in 2005. New Jersey and the Nation may experience further near-term slow growth, and the expected pace of economic expansion may stall if consumers, investors, and businesses become more cautious than currently assumed. Nevertheless, the fundamentals of New Jersey's economic health remain stable and the long-term prospects for economic growth of New Jersey in 2005 and beyond are favorable.

   New Jersey's Budget and Appropriation System - Current Operating Expenses.

     The General Fund. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2001 was $388.7 million, for fiscal year 2002 was 292.3 million and for fiscal year 2003 was 373.0 million. For fiscal year 2004 and 2005, the balance in the undesignated General Fund is estimated to be $534.0 and $109.6 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.

     Tax and Revenue Anticipation Notes. In fiscal year 1992, New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey authorized the issuance of up to $3,100,000,000 of such notes for fiscal year 2005 and has issued notes in the amount of $1,500,000,000 on August 12, 2004, which notes are payable on June 24, 2005 Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

                     New Jersey Capital Project Financings.

     General Obligation Bonds. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2004 was $3,236,099,741. The appropriation for the debt service obligation on outstanding projected indebtedness is $441.5 million for fiscal year 2005.

     Pay-As-You-Go. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2005, the amount appropriated for this purpose is $1,120.5 million.

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                 Other Long Term Debt Obligations of New Jersey.

     Bonds Guaranteed by New Jersey. The New Jersey Sports and Exposition Authority ("NJSEA") has issued State-guaranteed bonds of which $20,050,000 were outstanding as of June 30, 2004. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

     "Moral Obligation" Bonds. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. Below is a discussion of those New Jersey authorities and instrumentalities that issue bonds that constitute a "moral obligation" of New Jersey.

          New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessor agencies (the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency) have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.

          South Jersey Port Corporation. New Jersey has periodically provided the South Jersey Port Corporation (the "SJPC") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 2000 through 2004, New Jersey has made appropriations totaling $20,371,846 which covered deficiencies in revenues of the SJPC for debt service.

          New Jersey Higher Education Student Assistance Authority. The New Jersey Higher Education Student Assistance Authority ("NJHESAA") (successor to the Higher Education Assistance Authority) has not had a revenue deficiency that required New Jersey to appropriate funds to meet its "moral obligation". It currently is anticipated that the NJHESAA's revenues will continue to be sufficient to cover debt service on its bonds.

     There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2004, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $1,167,907,668 and fiscal year 2005 debt service subject to "moral obligation" is $53,999,749.

     Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements" and each an "Agreement") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey's obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below ("swap agreements") entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counter party and any swap termination payment. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer's related obligation, the issuer must pay such deficiency. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and

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instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

          New Jersey Economic Development Authority. The New Jersey Economic Development Authority ("NJEDA") issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey's retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey's share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (v) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Motor Vehicle Commission facilities (authorized in an amount not exceeding $160 million); (vi) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA) and (vii) pursuant to the Cigarette Tax Securitization Act of 2004, the NJEDA is authorized to issue bonds payable, and secured by, a portion, $0.0325 per cigarette, of the cigarette tax imposed pursuant to N.J.S.A. 54:40A-1 et seq.

          Swap Agreements. The NJEDA has entered into a number of swap agreements with certain bond issues. In connection with the $375,000,000 State Pension Variable Rate Refunding Bonds, Series 2003, the NJEDA has entered into swap agreements for the purpose of converting the NJEDA's variable rate exposure to a fixed rate. The outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto. In connection with School Facilities Construction Bonds, the NJEDA has entered into for six separate tranches of swap agreements in an aggregate notional amount of $3 billion in 2003 and three separate swap agreements with a notional amount of $750 million in 2004. These forward-starting swap agreements effectively hedge against rising interest rates a portion of the NJEDA's future borrowings expense associated with bonds anticipated to be issued under the Educational Facilities Construction and Financing Act, enacted July 18, 2000, P.L. 2000, c.72. The NJEDA has entered into three separate swap agreements with an aggregate notional amount of $214,795,000 in connection with its Business Employment Incentive Program Bonds and are effectively a hedge against rising interest rates for a portion of NJEDA's future borrowing expense associated with bonds anticipated to be issued under the Business Employment Incentives Program in fiscal year 2005.

          New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey's institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

          New Jersey Transportation Trust Fund Authority. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the "NJTTFA") for the purpose of funding a portion of New

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Jersey's share of the cost of improvements to its transportation system. The principal amount of the NJTTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation.

          New Jersey Building Authority. The New Jersey Building Authority ("NJBA") issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds.

          New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.

          Garden State Preservation Trust. In July 1999, New Jersey established the Garden State Preservation Trust ("GSPT") for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1.15 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer.

          New Jersey Health Care Facilities Financing Authority Pursuant to Legislation, the New Jersey Health Care Facilities Financing Authority is authorized to acquire, construct and lease a project to the New Jersey Department of Human Services ("DHS") and to issue bonds to finance each project, the debt service on which shall be paid by DHS, subject to appropriations by the New Jersey Legislature.

          New Jersey Certificates of Participation. Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

          New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

          Department of Human Services Programs The NJEDA issues revenue bonds from time to time on behalf of non-profit community services providers. The payment of debt service on these bonds as was as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between DHS and these providers.

     Conduit Indebtedness of New Jersey Authorities and Instrumentalities. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued.

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Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

                          Counties and Municipalities.

     Regulation of County and Municipal Finance. New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey Department of Community Affairs.

     The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

     The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the "Cap Law") limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds;
(iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

     Regulation of the Issuance of Bonds by Counties and Municipalities. New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

                                School Districts.

     Regulation of School District Finance. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent.

     New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local governments.

     Regulation of the Issuance of Bonds by School Districts. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "Counties and Municipalities - Regulation of the Issuance of Bonds by Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

     School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

     If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

     In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

     School District Lease Purchase Financings. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district's budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district's spending limitation of the General Fund.

     New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

                          Local Financing Authorities.

     Regulation of Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

     Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

     Regulation of the Issuance of Bonds by Local Financing Authorities. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

     Pollution Control Bonds. In the 1970's, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

     Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c.
39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2004, the aggregate amount of school district and municipal qualified bonds outstanding is $251,901,700 and $1,104,790,953, respectively.

                     Litigation of the State of New Jersey.

     General. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

     New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.

     An independent study estimated an aggregate potential exposure of $101,627,000 for tort and medical malpractice claims pending as of June 30, 2004. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

     Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

     Ratings. Standard & Poor's Rating Group, Moody's Investors Service and Fitch Investors Service, Inc. have assigned long-term ratings of AA-, Aa3 and AA-, respectively, to New Jersey General Obligation Bonds. There is no assurance that the ratings of New Jersey General Obligation Bonds will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of New Jersey's General Obligation Bonds.

     The various political subdivisions of New Jersey are rated independently from New Jersey by S&P and/or Moody's, if they are rated. These ratings are based upon information supplied to the rating agency by the political subdivision. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds issued by the political subdivision.

            APPENDIX D - INFORMATION CONCERNING THE STATE OF NEW YORK

    THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING
        THIS STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

       This APPENDIX Bontains the Annual Information Statement of the State of New York (AIS) and the Update to the Annual Information Statement (Update) released on the dates specified herein. The AIS and Update set forth information about the financial condition of the State of New York. The State intends to further update and supplement that Annual Information Statement as described therein.


       The AIS set forth in this Appendix is dated September 19, 2004 and contains information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Years," "Economics and Demographics," "Debt and Other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," "Exhibit A" and "Exhibit B" are not included herein.

       The Update set forth in this Appendix is dated November 16, 2004 and contains information only through that date. This Appendix sets forth sections of the Update containing extracts from the Mid-Year Update to the 2004-2005 Financial Plan issued by the Division of the Budget on November 1, 2004 and a discussion of special considerations that may affect the State's Financial Plan projections. "Part II" and "Part III" are not included herein.

       The entire AIS and Update, including such remaining sections, were filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS or Update may be obtained by contacting a NRMSIR, or the New York State Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. Informational copies of the AIS or Update are available on the Internet at http://www.budget.state.ny.us/.

This quarterly update (the "Update") to the AIS of the State of New York is dated November 16, 2004 and contains information only through that date. It is the first quarterly update to the AIS of the State of New York dated September 19, 2004. The information in this Update is organized into three parts.

PART I contains information on the State's Financial Plan projections. In Part I, readers will find: (a) EXTRACTS from the Mid-Year Update to the 2004-05 Financial Plan (the "Mid- Year Update") issued by the Division of the Budget
(DOB) on November 1, 2004 and (b) a discussion of special considerations that may affect the State's Financial Plan projections.

PART II includes a summary of the State's updated Five-Year Capital Program and Financing Plan that DOB issued on November 15, 2004, and updates on other debt-related matters. The full Capital Program and Financing Plan for the 2004-05 through 2008-09 fiscal years is incorporated by reference, and is available from DOB at the address below.

PART III updates information related to certain litigation against the State. Information relating to litigation is furnished by the State Office of the Attorney General.

The State plans to issue updates to the AIS on a quarterly basis and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this Update with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC) has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this Update may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. The Basic Financial Statements for the 2003-04 fiscal year issued in July 2004 may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

Usage Notice

This Update has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of the State and certain other issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

An informational copy of this Update is available on the DOB website (www.budget.state.ny.us). The availability of this Update in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the Update on this website is NOT intended as a republication of the information therein on any date subsequent to its release date.

NEITHER THIS UPDATE NOR ANY PORTION THEREOF MAY BE INCLUDED IN A PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT, OR INCORPORATED BY REFERENCE IN AN OFFICIAL STATEMENT UNLESS (i) DOB HAS EXPRESSLY CONSENTED THERETO FOLLOWING A WRITTEN REQUEST TO THE STATE OF NEW YORK, DIVISION OF THE BUDGET, STATE CAPITOL, ALBANY, NY 12224 AND (ii) A CDA RELATING TO THE SERIES OF BONDS OR NOTES DESCRIBED IN SUCH PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT HAS BEEN AGREED TO BE EXECUTED BY DOB. ANY SUCH USE, OR INCORPORATION BY REFERENCE, OF THIS UPDATE OR ANY PORTION THEREOF IN A PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT OR INCORPORATION BY REFERENCE IN ANY OFFICIAL STATEMENT OR OTHER OFFERING DOCUMENT WITHOUT SUCH CONSENT AND AGREEMENT BY DOB TO EXECUTE A CDA IS UNAUTHORIZED AND THE STATE EXPRESSLY DISCLAIMS ANY RESPONSIBILITY WITH RESPECT TO THE INCLUSION, INTENDED USE, AND UPDATING OF THIS UPDATE IF SO MISUSED.

                                     PART I

Mid-Year Update to the 2004-05 Financial Plan

DOB PREPARED THE EXTRACTS OF THE MID-YEAR UPDATE SET FORTH BELOW. THE MID-YEAR UPDATE CONTAINS ESTIMATES AND PROJECTIONS OF FUTURE RESULTS THAT SHOULD NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND NATION AND POTENTIAL LITIGATION CONCERNING ACTIONS BY THE STATE LEGISLATURE IN ENACTING THE 2004-05 BUDGET. THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY AND ADVERSELY FROM THE ESTIMATES AND PROJECTIONS CONTAINED HEREIN.

Introduction

This Mid-Year Update is submitted pursuant to Section 23 of the State Finance
Law.

In this Mid-Year Update readers will find:


          - An explanation of the mid-year revisions to the 2004-05 Enacted Budget Financial Plan and updated gap projections for 2005-06 and 2006-07;

          - A revised forecast for the national and State economies that supports the current Financial Plan projections;

          -    Monthly General Fund cash flow projections for 2004-05;

          -    A discussion of Financial Plan reserves and risks;

          - Updated 2004-05 receipts and disbursements estimates under the Health Care Reform Act (HCRA); and,

          - Updated information on the State's debt outstanding and debt service caps, as well as the State's variable rate debt levels.

Financial Plan tables summarizing (a) the General Fund, State Funds, and All Governmental Funds Cash-basis Financial Plans, (b) the monthly General Fund cash flow, (c) he quarterly HCRA cash flow, and (d) General Fund, State Funds, and All Governmental Funds spending by function appear at the end of this Mid-Year Update.

The Enacted Budget estimates cited in this Mid-Year Update were published in DOB's report, "2004-05 Enacted Budget Report," issued on September 14, 2004.

Both this Mid-Year Update and the Enacted Budget Report are available on-line at www.budget.state.ny.us or by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705.

General Fund Summary

On September 14, 2004, DOB issued the Enacted Budget Report for the 2004-05 fiscal year. DOB projected General Fund receipts of $42.7 billion, General Fund disbursements of $43.0 billion, and a change of $50 million in fund balances, resulting in a potential imbalance of $434 million in the General Fund in 2004-05. The projections reflected the impact of the Governor's vetoes of certain legislative additions to the Executive Budget, valued at roughly $235 million of savings in the current fiscal year. To fully eliminate the current-year imbalance and help reduce the projected budget gaps of $5 billion to $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, DOB began preparation of a Fiscal Management Plan (FMP) in cooperation with State agencies.

DOB now projects that General Fund receipts will total $43.0 billion in 2004-05, an increase of $359 million from the Enacted Budget estimate. Disbursements are now projected to total $43.2 billion, an increase of $215 million. The revisions to revenue and spending, which are based upon results to date and a revised economic outlook, are explained in more detail later in this Mid-Year Update. The most significant changes include upward revisions to the personal income tax
(PIT) and the real estate transfer taxes, offset by higher costs for Medicaid and the Department of Correctional Services.

The net impact of revenue and spending revisions leaves a potential current year imbalance of $290 million that DOB plans to close through the FMP. To date, the FMP has generated $66 million in administrative savings. The DOB will continue to work with agencies to develop administrative and legislative actions to achieve the remaining $224 million of savings needed to balance the 2004-05 budget and to begin to reduce the outyear gaps. In addition to the expected FMP savings, the Financial Plan also assumes that Empire conversion resources will be available by the end of this fiscal year to avoid additional General Fund costs in the range of $200 million to $400 million in 2004-05 (the risks surrounding the conversion proceeds are described later in this Mid-Year Update).

The projected imbalance of $224 million constitutes roughly one half of one percent of total General Fund spending and as such falls within the range that DOB believes can be managed through Financial Plan actions. The State has a balance of approximately $800 million in its rainy day reserve (Tax Stabilization Reserve Fund) that could be used to offset a potential shortfall in FMP savings or conversion proceeds. However, DOB does not expect to draw on this fund to maintain budget balance in 2004-05.

The following table summarizes the changes since the Enacted Budget. A detailed explanation of the changes is provided later in this Mid-Year Update.

                                  GENERAL FUND
                              (MILLIONS OF DOLLARS)

                                                      2004-05         2005-06         2006-07
                                                   ----------      ----------      ----------
ENACTED BUDGET (BEFORE VETOES & FMP)                     (669)         (6,350)         (7,954)

   VETOES                                                 235             211             259

ENACTED BUDGET (BEFORE FMP)                              (434)         (6,139)         (7,695)

   REVENUES                                               359             513             505

   NEW COSTS                                             (215)           (819)           (968)
                                                   ----------      ----------      ----------
   Medicaid                                               (90)           (109)           (175)

   DOCS                                                   (75)            (89)           (104)
   Lottery                                                (55)              0               0
   Collective Bargaining                                  (43)           (205)           (191)
   Mental Hygiene                                         (15)           (111)           (153)
   School Aid                                               0            (207)           (327)
   SUNY                                                     0             (80)            (85)
   All Other Changes                                       63             (18)             67

   FISCAL MANAGEMENT PLAN SAVINGS                         290             450             450
                                                   ----------      ----------      ----------
   FMP Savings Achieved (to date)                          66              83              47
   Remaining FMP Savings Needed                           224             367             403

MID-YEAR UPDATE                                             0          (5,995)         (7,708)

As a result of the mid-year revisions, the DOB projects that All Governmental Funds spending will total $101.3 billion in 2004-05, an increase of $84 million from the Enacted Budget.

Fiscal Management Plan

The Governor directed DOB to develop a FMP to reduce State Operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance and begin to address the 2005-06 and 2006-07 budget gaps. The following table summarizes the savings achieved to date and the remaining savings needed to achieve budget balance in the current year.

                         FISCAL MANAGEMENT PLAN SAVINGS
                              (MILLIONS OF DOLLARS)

                                                     2004-05         2005-06         2006-07
                                                   ---------       ---------      ----------
FMP SAVINGS ACHIEVED (TO DATE)                            66              83              47
                                                   ---------       ---------      ----------
   SUNY                                                   23              25              22
   Medicaid                                               20              23               0
   Health                                                 13              13              10
   Mental Hygiene                                          6              15               8
   Tax and Finance                                         3               6               6
   All Other                                               1               1               1

REMAINING FMP SAVINGS TO BE ACHIEVED                     224             367             403

TOTAL FISCAL MANAGEMENT PLAN SAVINGS                     290             450             450

FMP savings include the implementation of administrative efficiencies in several programs run by the agencies noted above, and the maximization of Federal and other available resources. These savings include lower spending for State University of New York (SUNY) operating aid ($23 million), maximization of offsets in the Medicaid Escrow Account ($20 million), and efficiencies in the Early Intervention Program ($10 million). FMP savings were also achieved by the Office of Alcoholism and Substance Abuse Services, the Office of Children and Family Services, the Office of Employee Relations, Office of Parks, Recreation and Historic Preservation, the Public and Private Employment Relations Board and the Commission on Quality of Care for the Mentally Disabled.

The DOB will continue to work in cooperation with State agency managers to develop administrative and legislative actions to achieve the full value of FMP savings counted on in the three-year Financial Plan. In addition to administrative savings, elements of the plan may include cost containment proposals that can be presented for legislative consideration later this year.

Vetoes

On August 20, 2004, Governor Pataki exercised his veto authority. This action contributed to closing approximately one-third of the projected imbalance at that time. The Mid-Year Update relies upon the $235 million in General Fund savings from vetoes in 2004-05 with comparable savings in 2005-06 and 2006-07. In addition, the Governor also vetoed $1.6 billion in new bonding for capital spending. Under the State Constitution, the Legislature must act on the Governor's vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year.

Economic Outlook

National Economy

The outlook for the US economy remains essentially unchanged from that reported in the Enacted Budget. The national economy, as measured by real U.S. Gross Domestic Product (GDP), grew 4.9 percent during the first half of 2004 compared to the same period last year, however, output growth is expected to slow to 4.3 percent for the year reflecting slower second half growth. DOB expects output growth to slow to 3.2 percent in 2005 consistent with DOB's estimate of historical trend growth for the economy. The Federal Reserve increased its Federal Funds rate target at each of its last three meetings, from 1.00 percent to 1.75 percent,(1) and is expected to continue to raise rates at a "measured pace" through 2005 and beyond. Rising interest rates, fading fiscal stimulus, as well as higher energy costs are expected to contribute to lower real consumption growth -- the major factor in the expected slowdown in output growth.

Output has been growing above trend and employment growth has remained essentially consistent with DOB's projections. However, the labor market is expected to improve in 2005, with employment growth accelerating to 1.8 percent, following 1.0 percent growth for 2004. The outlook for personal income is weaker than in the Enacted Budget Report due largely to the impact of the hurricanes late in 2004 and the return to trend growth in 2005 (just above 3 percent annually). Personal income is expected to grow 5.3 percent in 2005, following
5.2 percent growth for 2004. In addition, DOB now expects moderately higher inflation for 2005 than projected in the Enacted Budget Report, primarily due to the persistent rise in oil prices. Consumer prices are expected to grow 2.7 percent in both 2004 and 2005.

                            MAJOR ECONOMIC INDICATORS

                                             2003           2004           2005
                                            ------         ------         ------
Gross Domestic Product (real)                 3.0            4.3            3.2
Personal Income                               3.2            5.2            5.3
Nonfarm Employment                           (0.3)           1.0            1.8
Consumer Price Index                          2.3            2.7            2.7

NOTE: NUMBERS ABOVE ARE PERCENT CHANGE/CALENDAR YEAR. DOB ESTIMATES ARE BASED ON NATIONAL INCOME AND PRODUCT ACCOUNT DATA THROUGH SEPTEMBER 2004.

SOURCE:   U.S. BUREAU OF ECONOMIC ANALYSIS, DOB STAFF ESTIMATES.

DOB's forecast is not without risk. If oil prices remain above $50 per barrel, both inflation and interest rates could be higher and real output growth lower than expected. Persistent geopolitical uncertainty could combine with higher energy prices resulting in slower profit growth and slower job growth than expected. In turn, continued weakness in the labor market could further depress consumption spending. In contrast, if oil prices decline faster than expected, real consumption and output could be stronger, while inflation could be weaker than predicted.

State Economy

DOB's New York State Index of Coincident Economic Indicators shows that the State economy entered a recovery in September 2003. The State economy has added about 70,000 private sector jobs since August of last year. The DOB outlook for the State labor market is slightly weaker than projected in the Enacted Budget Report, but represents a significant improvement from the 0.6 percent decline observed in 2003. The total State employment is projected to rise 0.3 percent in 2004, followed by growth of 0.9

----------
(1) Since the release of the Mid-Year Update, the Federal Reserve increased the Federal Funds rate to 2.0%.

percent in 2005. Wage income is projected to rise 5.6 percent in 2004, followed by growth of 4.7 percent for 2005, representing virtually no change from the Enacted Budget Report. Employment, wage, and total personal income growth projected for 2004 and 2005 reflect the belief that the State economy is solidly on an expansionary path.

In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and lower corporate profits could have a negative impact on equity markets, causing securities industry profits to be significantly lower than projected. A weaker financial market performance than expected could result in lower bonus payment growth than projected, with this impact largely felt during the first quarter of 2005. In contrast, a stronger national economy than anticipated could result in greater equity market growth and, in turn, stronger finance sector income growth than currently expected.

                            MAJOR ECONOMIC INDICATORS

                                             2003           2004           2005
                                            ------         ------         ------
Personal Income                               2.3            5.3            4.8
Nonagricultural Employment                   (0.6)           0.3            0.9
Unemployment Rate                             6.3            6.0            5.6

NOTE: NUMBERS ABOVE ARE PERCENT CHANGES FOR PERSONAL INCOME AND NONAGRICULTURAL EMPLOYMENT AND PERCENTS FOR THE UNEMPLOYMENT RATE, CALENDAR YEAR BASIS.

SOURCE: U.S. BUREAU OF ECONOMIC ANALYSIS, NYS DEPARTMENT OF LABOR, DOB STAFF ESTIMATES.

All Governmental Funds Summary

Summary of Receipt Changes

Total receipts in 2004-05 are now projected at $43.0 billion in the General Fund, an increase of $359 million from the Enacted Budget and an annual increase of $687 million (1.6 percent). State Funds receipts are estimated at $63.4 billion, $287 million above the Enacted Budget and an annual increase of $1.3 billion (2.0 percent). In All Governmental Funds, the broadest measure of the State budget, receipts are projected to total $100.6 billion, an increase of $445 million above the Enacted Budget and $1.6 billion (1.6 percent) over 2003-04. A detailed discussion of annual growth in receipts is contained in the Enacted Budget Report.

                           SUMMARY OF RECEIPT CHANGES
                              (MILLIONS OF DOLLARS)

                                              GENERAL          STATE            ALL
                                                 FUND          FUNDS          FUNDS
                                           ----------     ----------     ----------
2003-04 ACTUALS                                42,327         62,170         98,989

2004-05 ENACTED BUDGET                         42,655         63,153        100,118

Personal Income Tax                               227            300            300
PIT Revenue Bond Tax Fund Transfer                 73              0              0
Real Estate Transfer Tax                          165            165            165
Miscellaneous Receipts                            (91)          (183)          (189)
Federal Grants                                      6              5            169
All Other Changes                                 (21)             0              0
                                           ----------     ----------     ----------
NET CHANGE FROM ENACTED BUDGET                    359            287            445

2004-05 MID-YEAR UPDATE                        43,014         63,440        100,563

ANNUAL CHANGE FROM 2003-04
--DOLLAR CHANGE                                   687          1,270          1,574
--PERCENT CHANGE                                  1.6%           2.0%           1.6%

ANNUAL CHANGE ADJUSTED FOR $1.9B IN
TOBACCO PROCEEDS RECEIVED IN 2003-04
--DOLLAR CHANGE                                 2,587          3,170          3,474
--PERCENT CHANGE                                  6.4%           5.3%           3.6%

         NOTE: ANNUAL GROWTH IS AFFECTED BY THE DEFERRAL OF $1.9 BILLION IN PAYMENTS FROM 2002-03 TO 2003-04. THE DEFERRAL ARTIFICIALLY INFLATES THE 2003-04 SPENDING BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL SPENDING CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF PAYMENT DEFERRALS) AND UNADJUSTED BASIS.

PERSONAL INCOME TAX/REVENUE BOND TAX FUND: Total PIT receipts in the General Fund are estimated at $18.7 billion in 2004-05, an increase of $227 million in the Enacted Budget estimate. DOB has revised the estimate for net income tax receipts from All Governmental Funds upward by $300 million reflecting stronger-than-expected collections results through September. The estimate includes an additional $376 million in current-year estimated tax payments reflecting stronger-than-expected results to date, and a net increase of $25 million in final returns for the 2003 tax year, refunds, and delinquencies, offset by a lower withholding estimate ($101 million). Deposits to the Revenue Bond Tax Fund (RBTF) are increased by $73 million reflecting better-than-expected results to date. Current year results are expected to exceed 2003-04 actual collections by almost $3.0 billion. This reflects a net positive change in the Refund Reserve Account of almost $1.3 billion. Important risks affecting the PIT estimate include the strength of growth in the overall economy, financial and real estate markets, and financial sector compensation trends.

REAL ESTATE TRANSFER TAXES: Real estate transfer taxes are now expected to exceed Enacted Budget estimates by $165 million reflecting the strong commercial and residential real estate markets.

MISCELLANEOUS RECEIPTS: In the General Fund, miscellaneous receipts are expected to total $2.3 billion in 2004-05, $91 million lower than the Enacted Budget estimate. The decrease in expected collections is primarily due to a decrease of $112 million in license and fees revenues to compensate for lower-than-expected collections to date, and changes in the valuation of previous law changes. This decline is partially compensated for by an increase of $27 million in other transactions in expectation of increases in medical provider assessments revenues and higher-than-expected collections to date. Miscellaneous receipts have declined significantly from 2003-04 reflecting the loss of one-time receipts.

In All Governmental Funds, miscellaneous receipts are projected to decrease by $189 million from the Enacted Budget estimates. This decrease is primarily due to $91 million in General Fund changes described above, reductions in bond proceeds resulting from lower than anticipated spending in the Dedicated Highway and Bridge Trust Fund ($60 million) and in the Capital Projects Fund ($24 million), lower receipts from the delayed implementation of the New York State Options for People Through Services Program ($62 million) (NYS-OPTS a system of services for individuals with developmental disabilities intended to provide them with greater flexibility and choices about their own care), and $55 million in lower Lottery receipts primarily due to a reduction in the Video Lottery Terminal (VLT) program estimate based upon the results to date. These decreases are offset by higher SUNY receipts of $142 million generated primarily by hospital services ($46 million), self-supporting program revenue ($13 million) and Capital Projects Funds ($42 million) to support spending.

FEDERAL GRANTS: Receipts in this category have been increased by $169 million above the Enacted Budget primarily to support higher projected spending for Medicaid ($125 million) as described below and Children and Families Services including adoption and foster care ($47 million).

ALL OTHER CHANGES: In comparison to the Enacted Budget forecast, all other receipts have been revised downward by $21 million. The principal revisions include a higher transfer for capital projects related to the Consolidated Highway Improvement Program offset by debt service savings.

The estimates for both user taxes and fees and business taxes remain unchanged from the Enacted Budget forecast. However, although the total amounts estimated for business taxes in 2004-05 are unchanged, DOB has made some adjustments to estimates of various taxes within this category. The bank tax estimate is increased by $120 million due to stronger than anticipated collections to date, offset by lower-than-expected corporate franchise tax ($91 million) and utility tax ($29 million) payments.

Summary of Disbursement Changes

The DOB projects General Fund disbursements will total $43.2 billion in 2004-05, an increase of $149 million over the Enacted Budget estimate, after reflecting FMP savings to date. State Funds and All Governmental Funds disbursements are projected to reach $64.3 billion and $101.3 billion in 2004-05, reflecting a modest net reduction in spending of $20 million in State Funds and a slight increase of $84 million in All Governmental Funds from the Enacted Budget. The major components of the disbursement changes since the Enacted Budget are summarized in the following table and are explained in more detail below.

                         SUMMARY OF DISBURSEMENT CHANGES
                              (MILLIONS OF DOLLARS)

                                                    GENERAL          STATE            ALL
                                                       FUND          FUNDS          FUNDS
                                                 ----------     ----------     ----------
       2003-04 ACTUALS                               42,065         61,332         97,326

       2004-05 ENACTED BUDGET                        43,039         64,293        101,207

       Medicaid                                          90             24            149
       SUNY                                               0            113            118
       DOCS                                              75             75             81
       Lottery                                           55              0              0
       Judiciary                                         43             43             43
       Mental Hygiene                                    15            (50)           (46)
       Transportation                                     0            (78)          (132)
       All Other Changes                                (63)           (85)           (67)
                                                 ----------     ----------     ----------
       SUBTOTAL                                         215             42            146
       FMP Savings to Date                              (66)           (62)           (62)
                                                 ----------     ----------     ----------
       NET CHANGE FROM ENACTED BUDGET                   149            (20)            84

       2004-05 MID-YEAR UPDATE                       43,188         64,273        101,291

       ANNUAL CHANGE FROM 2003-04
       -- DOLLAR CHANGE                               1,123          2,941          3,965
       -- PERCENT CHANGE                                2.7%           4.8%           4.1%

       ANNUAL CHANGE ADJUSTED FOR $1.9B IN
       PAYMENT DEFERRALS PAID IN 2003-04
       -- DOLLAR CHANGE                               3,023          4,841          5,865
       -- PERCENT CHANGE                                7.5%           8.1%           6.1%

       NOTE: ANNUAL GROWTH IS AFFECTED BY THE DEFERRAL OF $1.9 BILLION IN PAYMENTS FROM 2002-03 TO 2003-04. THE DEFERRAL ARTIFICIALLY INFLATES THE 2003-04 SPENDING BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL SPENDING CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF PAYMENT DEFERRALS) AND UNADJUSTED BASIS.

MEDICAID: All Governmental Funds Medicaid spending is expected to increase by $149 million over the Enacted Budget estimate. The revision is comprised of higher spending in the General Fund ($90 million) and Federal Funds ($125 million), partially offset by lower spending in other State funds ($66 million). The General Fund spending revisions and the corresponding increase in the Federal share of Medicaid costs are the result of higher than expected prescription drug prices and pharmacy utilization ($80 million) and personal and home health care utilization ($60 million), partially offset by underspending for various other services, including inpatient and outpatient hospital services ($50 million). In addition, projected Special Revenue Fund spending for certain programs funded through HCRA and disbursements associated with disproportionate share payments to hospitals are expected to be lower than the Enacted Budget estimates.

STATE UNIVERSITY OF NEW YORK: Projected All Governmental Funds spending has been increased by $118 million over the Enacted Budget estimate primarily due to reestimates for operating costs associated with SUNY hospitals ($46 million) and SUNY State-operated campuses ($13 million), and reestimates in capital projects spending ($42 million) based upon year-to-date experience.

LOTTERY: Total receipts from the Lottery Fund, which are used to finance school aid spending, are estimated to be $55 million lower than the Enacted Budget projection. These lower receipts are primarily due to a reduction in VLTs revenues based upon the trend of actual receipts to date ($82 million) offset by the use of available fund balances ($27 million).

DEPARTMENT OF CORRECTIONAL SERVICES: On an All Governmental Funds basis, projected DOCS spending has been increased by $81 million over the Enacted Budget estimate. This revision primarily reflects higher than expected costs for health services and pharmaceuticals ($35 million), overtime ($30 million), and fuel and utility expenses ($10 million).

JUDICIARY: The estimate for Judiciary spending has been increased by $43 million over the Enacted Budget estimate to reflect an increase in personal service costs resulting from the recently negotiated collective bargaining agreement.

MENTAL HYGIENE: All Governmental Funds spending in the Office of Mental Retardation and Developmental Disabilities (OMRDD) is expected to decrease by $46 million from the Enacted Budget estimate primarily due to the delayed implementation of OMRDD's NYS-OPTS Program.

TRANSPORTATION: The revisions from the Enacted Budget estimates are driven primarily by a reestimate of capital projects spending in the Capital Projects Fund ($24 million), the Dedicated Highway and Bridge Trust Fund ($60 million), and Federal Funds ($57 million) based upon year-to-date experience.

ALL OTHER CHANGES: The $63 million downward revision in the General Fund reflects changes in various programs based upon year-to-date experience, including reestimates to general state charges due in part to lower worker's compensation costs ($56 million) and debt service ($4 million).

FISCAL MANAGEMENT PLAN SAVINGS: Savings achieved through implementation of the FMP amount to $66 million in the General Fund and $62 million in State Funds and All Governmental Funds. FMP savings achieved to date include the implementation of administrative efficiencies in several programs and the maximization of Federal and other available resources as described earlier in this Mid-Year Update.

COLLECTIVE BARGAINING: DOB still continues to project General Fund collective bargaining costs of $274 million in 2004-05 for Executive Branch agencies. The costs for the unions that have reached labor settlements, including the Civil Service Employees Association, the United University Professions, and the Professional Employee Federation, and the State's Management-Confidential employees, have been allocated from a central reserve to the appropriate agencies/programs with this Mid-Year Update. The State still assumes that the costs for the unions that have not yet reached collective bargaining agreements (e.g., NYSCOPBA, Council 82) will be consistent with these concluded labor settlements.

General Fund Outyear Projections

The DOB projects General Fund budget gaps in the range of $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, essentially unchanged from the Enacted Budget estimates.

The current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

Sources of Projected General Fund Outyear Gaps

As noted in the Enacted Budget Report, the projected gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, and the loss of nonrecurring resources used to help balance the budget in 2004-05. The following chart provides a "zero-based" look at the 2005-06 gap.

                          SOURCES OF 2005-06 BUDGET GAP
                              (BILLIONS OF DOLLARS)

                                                                         2005-06
                                                                        --------
       Revenue Growth                                                        2.3
       Loss of Nonrecurring Actions                                         (2.1)
       PIT/Sales Tax Temporary Surcharge Phase-out/Clothing Exemption       (1.1)
       Final Use of Tobacco Proceeds                                        (0.4)
       Medicaid Growth                                                      (0.8)
       Loss of FMAP                                                         (0.2)

       State Takeover of FHP                                                (0.3)
       School Aid                                                           (0.8)
       Pension/Health Insurance Costs                                       (0.7)
       Increasing Debt Service and STAR Costs                               (0.5)
       All Other Spending Growth                                            (1.4)
       -------------------------------------------------------------------------
       2005-06 PROJECTED BUDGET GAP                                         (6.0)
       -------------------------------------------------------------------------

Receipts in 2005-06 are projected to decrease by $761 million from the current year. Underlying revenue growth of $2.3 billion (4.8 percent) is offset by decreases attributable to the loss of several one-time revenues ($1.2 billion), tax law changes, including the phase-out of the PIT surcharge and the one-quarter percent increase in sales tax, and reversion to a fullyear clothing tax exemption ($1.1 billion), and the final use of the tobacco securitization proceeds ($400 million).

Disbursements are projected to increase by $5.2 billion in 2005-06. The growth is primarily attributable to the loss of one-time savings detailed in the Enacted Budget Report ($883 million); underlying growth in Medicaid, including the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization ($800 million), the expiration of a temporary 2.95 percent increase in the Federal Medicaid match rate ($220 million); the continued phase-in of the State takeover of local government Family Health Plus (FHP) costs ($280 million); school aid, which reflects current year reestimates that are payable in 2005-06 as well as projected growth on a school year basis ($798 million); higher pension costs ($489 million), primarily resulting from last year's legislation, and rising health insurance costs ($247 million).

Changes From the Enacted Budget

Total receipt estimates have been revised upward from Enacted Budget projections by $513 million in 2005-06 and $505 million in 2006-07. The changes are concentrated in the personal income tax and the real estate transfer tax. Both sources are performing better than expected in the current fiscal year and it is expected that these results will continue into 2005-06 and 2006-07. Overall, the economic assumptions underlying the outyear estimates remain largely consistent with Enacted Budget estimates and do not suggest significant changes in revenue growth rates beyond these base adjustments. DOB expects growth in the receipts base of 5.7 percent over the next two fiscal years. This exceeds average base revenue growth over recent years but is consistent with prior economic expansions.

In comparison to the Enacted Budget forecast, General Fund disbursements are expected to increase by $736 million in 2005-06 and $921 million in 2006-07. Major sources of growth include higher current year school aid liabilities that are payable in 2005-06 and thereafter as well as revised estimates for expense-based programs ($207 million in 2005-06 growing to $327 million in 2006-07); additional collective bargaining costs for the City University and the Judiciary ($205 million in 2005-06 and $191 million in 2006-07); higher costs for mental hygiene programs due mainly to the delay in implementing the NYS-OPTS program, continued development of pipeline expansion, mandated staffing requirements, and higher pharmaceutical and utility costs ($111 million in 2005-06 and $153 million in 2006-07); Medicaid revisions based on current year spending experience ($109 million in 2005-06 growing to $175 million in 2006-07); and higher overtime and health services costs in DOCS ($89 million in 2005-06 and $104 million in 2006-07). FMP savings are valued at $83 million in 2005-06 and $47 million in 2006-07.

Please refer to the Enacted Budget Report for more details on the projected growth in outyear receipts and disbursements.

Cash Flow

DOB projects positive quarterly balances of $1.8 billion in December 2004 and $1.1 billion at the end of March 2005 (including projected FMP savings). Monthly cash flow projections are included in the Financial Plan tables at the end of this Mid-Year Update.

The State Comptroller invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments, through the State's Short-Term Investment Pool (STIP), which is comprised of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds, and Private Purpose Trust Funds), as well as several sole custody funds.

The Office of the State Comptroller (OSC) is authorized to make temporary loans from the State's STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year. Loans may be granted only for amounts that are "receivable on account" or can be repaid from the current operating receipts of the particular fund (i.e., loans cannot be granted in expectation of future revenue enhancements). The 2004-05 Enacted Budget extends legislation that permits OSC to temporarily loan balances in other funds to the General Fund within any month, and repay them by month end. This authorization was utilized in June 2004 and September 2004 to support General Fund intramonth daily cash flow needs; however, as required under the legislation, the General Fund ended both June and September with positive cash balances of $1.9 billion and $2.4 billion, respectively.

Financial Plan Reserves and Risks

The State projects balances in its principal reserves to guard against unbudgeted risks will remain at $815 million. The reserves include $794 million in the rainy day reserve and $21 million in the Contingency Reserve Fund for litigation.

Ongoing litigation challenging the use of proceeds resulting from the conversion of Empire from a not-for-profit corporation to a for-profit corporation could result in a loss of resources in 2004-05 for both the General Fund and HCRA. Pursuant to court order, all proceeds are currently being held in escrow by the State Comptroller until a judgment is rendered. The current HCRA Plan (described in the next section), which expires on June 30, 2005, counts on a total of $1.2 billion in conversion proceeds, including planned proceeds from future sales. In addition, another $200 million in conversion proceeds is expected to finance Medicaid costs in the General Fund in 2004-05. Availability of these resources depends on successful resolution of the litigation or release of the moneys currently held in escrow. The General Fund is required to finance any shortfall in HCRA up to the payment that would have been received by HCRA absent the securitization of tobacco proceeds. In addition, a statutory loan repayment provision requires the General Fund to provide up to $200 million to cover any additional HCRA shortfall.

In CAMPAIGN FOR FISCAL EQUITY (CFE) v. STATE OF NEW YORK, the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that ensures all children in New York City have the opportunity to receive a sound basic education. The Court has appointed a panel of three Special Masters who are expected to submit a report to the Court by November 30, 2004. The Court has directed the Special Masters to report and make recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools.

DOB continues to assume the entire outyear value of VLTs is reserved to help finance compliance with the CFE court case. Under an expansion plan proposed by the Governor in the 2004-05 Executive Budget, receipts from VLTs were expected to be $950 million in 2005-06. This plan was not enacted by the Legislature. Eight VLT facilities are authorized under the current law, but two major facilities located at Yonkers and Aqueduct Raceways have not yet begun operations. These two facilities were expected to produce the majority of the VLT receipts under current law. In July 2004, the Appellate Division of the Court of Appeals upheld the constitutionality of VLTs as a lottery providing education funding. However, the decision stated that certain allocation provisions within the statute allowing VLTs were considered unconstitutional.

While the order of the Court allows current VLT facilities to continue operations, development of the Yonkers and Aqueduct projects has been deferred pending the outcome of litigation at the Court of Appeals.

Health Care Reform Act Financial Plan

HCRA was established in 1996 to improve the fiscal health of hospitals and ensure that affordable and quality health care coverage was available to all New Yorkers. Subsequent extensions and modifications of the legislation have initiated new health care programs and provided additional funding for workforce recruitment and training. The current HCRA legislation expires on June 30, 2005.

                           2004-05 HCRA FINANCIAL PLAN
                              (MILLIONS OF DOLLARS)

        OPENING FUND BALANCE                                                 430

        PUBLIC GOODS POOL:                                                 2,632
        Surcharges                                                         1,493
        Covered Lives Assessment                                             703
        Hospital Assessment (1 percent)                                      217
        Federal Funds/Other                                                  219

        TOBACCO CONTROL AND INSURANCE INITIATIVES POOL:                    2,200
        Empire Conversion Proceeds                                         1,217
        Cigarette Tax                                                        693
        Federal Funds                                                        290
        TOTAL RECEIPTS                                                     4,832

        DISBURSEMENTS:

        Medicaid/Public Health Support                                     1,067
        Hospital Indigent Care                                               826
        EPIC                                                                 494
        Graduate Medical Education                                           383
        FHP                                                                  381
        CHP                                                                  375
        Workforce Recruitment/Retention                                      329
        All Other                                                            617
        TOTAL DISBURSEMENTS                                                4,472

        CLOSING FUND BALANCE                                                 790

HCRA Receipts

Total receipts, estimated at $4.8 billion in 2004-05, remain unchanged since the Enacted Budget and primarily comprise surcharges on hospital revenues, Empire conversion proceeds (includes $200 million that will be transferred to the General Fund), a covered lives assessment paid by insurance carriers, cigarette taxes, Federal Funds, and hospital assessments of 1 percent of net revenues.

As described earlier in this Mid-Year Update, there is a risk that Empire conversion proceeds may not become available as budgeted. If Empire conversion proceeds are not available by March 31, 2005, the General Fund would be required to make payments under the tobacco revenue guarantee and statutory loan repayment provision in the range of $100 to $200 million, based on current projections.

HCRA Disbursements

Total disbursements of nearly $4.5 billion are projected in 2004-05, and remain unchanged since the Enacted Budget projections. Roughly three-quarters of these disbursements are already appropriated in the State Budget, and are reflected in the Financial Plan estimates earlier in this Mid-Year Update, including transfers to accommodate various Medicaid and public health costs, hospital indigent care, Elderly Pharmaceutical Insurance Coverage (EPIC), FHP, Child Health Plus (CHP), provider workforce recruitment and retention funds paid through Medicaid rates, and mental health expansion programs. The remaining spending excluded from the State Budget comprises programs that have historically been excluded such as Graduate Medical Education and excess medical malpractice, as well as various programs serving the uninsured and anti-tobacco programs.

A cash balance of $790 million is projected at the end of 2004-05, declining to approximately $165 million on June 30, 2005 when the HCRA statute expires.

A detailed quarterly cash flow projection is included in the Financial Plan tables at the end of this Mid-Year Update.

Debt Management

The Debt Reform Act of 2000 imposed phased-in limits on the amount of new Statesupported debt and debt service costs. The State has also authorized a limited amount of variable rate and swap authorizations to reduce overall costs.

Debt Reform

The Debt Reform Act of 2000 restricts debt to capital purposes only, and imposed phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental funds receipts. To immediately constrain State debt levels, the Act applies to all new State-supported debt issued on and after April 1, 2000. Section 23 of the State Finance Law requires the calculation of the caps imposed by the Act to be submitted with the Financial Plan Update most proximate to October 31 of each year.

For the 2003-04 fiscal year, the debt outstanding and debt service caps are 1.98 percent each. As shown in the table below, actual levels of debt outstanding and debt service costs continue to remain below the limits imposed by the Act.

                              DEBT OUTSTANDING CAP
                              (DOLLARS IN MILLIONS)

              New Debt Outstanding                  $   10,891
              Personal Income (CY 2003)             $  701,852
              Debt Outstanding (Percent of PI)            1.55%
              Cap Imposed by Debt Reform Act              1.98%

                                DEBT SERVICE CAP
                              (DOLLARS IN MILLIONS)

              New Debt Service                      $      837
              Governmental Funds Receipts           $   99,698
              Debt Service (Percent of Govt'l Fund        0.84%
              Receipts)
              Cap Imposed by Debt Reform Act              1.98%

Explanation of the Financial Plan Tables

The State's Financial Plan forecasts receipts and disbursements for each fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing GDP, employment levels, inflation, wages, consumer spending, and other relevant economic indicators. Then DOB projects the yield of the State's revenue structure against the backdrop of these forecasts.

Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the budget are disbursed in the same fiscal year.

The State's Fund Structure

The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Governmental Funds, which includes State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes:

The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., taxes, miscellaneous receipts, Grants to Local Governments, State Operations). The following tables summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2004-05 fiscal year.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                                   ENACTED        CHANGE        OCTOBER
                                                               -----------   -----------    -----------
OPENING FUND BALANCE                                                 1,077             0          1,077
                                                               ===========   ===========    ===========
RECEIPTS:
Taxes:
   Personal income tax                                              18,490           226         18,716
   User taxes and fees                                               8,679             0          8,679
   Business taxes                                                    3,714             0          3,714
   Other taxes                                                         764             0            764
Miscellaneous receipts                                               2,438           (91)         2,347
Federal grants                                                           0             6              6
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                        5,612           101          5,713
   Sales tax in excess of LGAC debt service                          2,158             0          2,158
   Real estate taxes in excess of CW/CA debt service                   246           165            411
   All other                                                           554           (48)           506
                                                               -----------   -----------    -----------
   Total receipts                                                   42,655           359         43,014
                                                               ===========   ===========    ===========

DISBURSEMENTS:
Grants to local governments                                         29,392            90         29,482
State operations                                                     7,501           124          7,625
General State charges                                                3,671           (56)         3,615
Transfers to other funds:
   Debt service                                                      1,737            (4)         1,733
   Capital projects                                                    196            (2)           194
   Other purposes                                                      542            (3)           539
                                                               -----------   -----------    -----------
   TOTAL DISBURSEMENTS                                              43,039           149         43,188
                                                               ===========   ===========    ===========

FISCAL MANAGEMENT PLAN                                                 434          (210)           224
                                                               ===========   ===========    ===========

CHANGE IN FUND BALANCE                                                  50             0             50
                                                               ===========   ===========    ===========

CLOSING FUND BALANCE                                                 1,127             0          1,127
                                                               ===========   ===========    ===========

Tax Stabilization Reserve Fund                                         794             0            794
Contingency Reserve Fund                                                21             0             21
Community Projects Fund                                                312             0            312

       NOTE: THE $210 MILLION CHANGE IN THE FISCAL MANAGEMENT PLAN CATEGORY IS COMPRISED OF $66 MILLION IN FMP SAVINGS AND $144 MILLION IN EXCESS RECEIPTS OVER DISBURSEMENTS.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2005-2006
                              (MILLIONS OF DOLLARS)

                                                                   ENACTED        CHANGE        OCTOBER
                                                               -----------   -----------    -----------
RECEIPTS:
Taxes:
   Personal income tax                                              18,843           240         19,083
   User taxes and fees                                               8,075             0          8,075
   Business taxes                                                    3,823             0          3,823
   Other taxes                                                         820             0            820
Miscellaneous receipts                                               1,700            11          1,711
Federal grants                                                           0             4              4
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                        5,825            96          5,921
   Sales tax in excess of LGAC debt service                          2,130             0          2,130
   Real estate taxes in excess of CW/CA debt service                   250           163            413
   All other                                                           277            (1)           276
                                                               -----------   -----------    -----------
   TOTAL RECEIPTS                                                   41,743           513         42,256

DISBURSEMENTS:
Grants to local governments                                         33,062           (60)        33,002
State operations                                                     7,927           755          8,682
General State charges                                                4,334             7          4,341
Transfers to other funds:
   Debt service                                                      1,843           (18)         1,825
   Capital projects                                                    213            17            230
   Other purposes                                                      553            35            588
                                                               -----------   -----------    -----------
   TOTAL DISBURSEMENTS                                              47,932           736         48,668
                                                               ===========   ===========    ===========

FISCAL MANAGEMENT PLAN                                                 450           (83)           367
                                                               ===========   ===========    ===========

DEPOSIT TO/(USE OF) COMMUNITY PROJECTS FUND                            (50)            0            (50)
                                                               ===========   ===========    ===========

MARGIN                                                              (5,689)         (306)        (5,995)
                                                               ===========   ===========    ===========

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2006-2007
                              (MILLIONS OF DOLLARS)



                                                                   ENACTED        CHANGE        OCTOBER
                                                               -----------   -----------    -----------
RECEIPTS:
Taxes:
   Personal income tax                                              19,721           251         19,972
   User taxes and fees                                               8,304             0          8,304
   Business taxes                                                    3,902             0          3,902
   Other taxes                                                         878             0            878
Miscellaneous receipts                                               1,735            (4)         1,731
Federal grants                                                           0             4              4
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                        6,008            92          6,100
   Sales tax in excess of LGAC debt service                          2,197             0          2,197
   Real estate taxes in excess of CW/CA debt service                   259           163            422
   All other                                                           274            (1)           273
                                                               -----------   -----------    -----------
   TOTAL RECEIPTS                                                   43,278           505         43,783
                                                               ===========   ===========    ===========

DISBURSEMENTS:
Grants to local governments                                         35,362           125         35,487
State operations                                                     8,276           877          9,153
General State charges                                                4,888          (136)         4,752
Transfers to other funds:
   Debt service                                                      1,818             1          1,819
   Capital projects                                                    214            13            227
   Other purposes                                                      565            41            606
                                                               -----------   -----------    -----------
   TOTAL DISBURSEMENTS                                              51,123           921         52,044
                                                               ===========   ===========    ===========

FISCAL MANAGEMENT PLAN                                                 450           (47)           403
                                                               ===========   ===========    ===========

DEPOSIT TO/(USE OF) COMMUNITY PROJECTS FUND                           (150)            0           (150)
                                                               ===========   ===========    ===========

MARGIN                                                              (7,245)         (463)        (7,708)
                                                               ===========   ===========    ===========

                                    CASHFLOW
                                  GENERAL FUND
                                    2006-2007
                              (MILLIONS OF DOLLARS)

                             2004 APRIL         MAY        JUNE        JULY      AUGUST   SEPTEMBER     OCTOBER    NOVEMBER
                             ----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
OPENING FUND BALANCE              1,077       3,842       1,227       1,865       1,740       2,314       2,413       2,184

RECEIPTS:
 Taxes:
   Personal income tax            3,851         526       1,945       1,215       1,344       1,895         630         543
   Sales Tax                        626         576         857         622         596         826         588         580
   User taxes and fees               79          41          52          62          55          46          45          53
   Business taxes                   148          (9)        727          91          56         805          38          12
   Other taxes                       68          50          79          60          52          57          65          63
 Miscellaneous receipts              69          67         318         245         124         141         100         343
 Federal grants                       1           1           1           0           2           1           0           0
 Transfers from other
   funds:
   Revenue Bond Fund                875         158         648         405         382         649         197          69
   LGAC                             181          33           0           0         617         339         180         176
   Clean Water/Clean Air             52          26          77          23          67          49          20          28
   All other Transfers                4           0           0           6           1         179          57           1
                              ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

   TOTAL RECEIPTS                 5,954       1,469       4,704       2,729       3,296       4,987       1,920       1,868
                              =========   =========   =========   =========   =========   =========   =========   =========

DISBURSEMENTS:
 Grants to local
   governments                    1,621       3,089       2,805       1,669       1,677       2,836       1,411       1,462
 State operations                   837         708         790         795         601         755         336         619
 General State charges              423         179         214         268         306         910         194         204
 Transfers to other
   funds:
   Debt service                     211          45         220          50          35         319          51         168
   Capital projects                   1          46          23          56          32          33          30          40
   All Other Transfers               96          17          14          16          71          35         127          41
                              ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

   TOTAL DISBURSEMENTS            3,189       4,084       4,066       2,854       2,722       4,888       2,149       2,534
                              =========   =========   =========   =========   =========   =========   =========   =========

FISCAL MANAGEMENT PLAN                0           0           0           0           0           0           0           0
                              =========   =========   =========   =========   =========   =========   =========   =========

EXCESS (DEFICIENCY) OF
  RECEIPTS OVER
  DISBURSEMENTS                   2,765      (2,615)        638        (125)        574          99        (229)       (666)
                              ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

CLOSING FUND BALANCE              3,842       1,277       1,865       1,740       2,314       2,413       2,184       1,518
                              =========   =========   =========   =========   =========   =========   =========   =========

                                               2005
                               DECEMBER     JANUARY    FEBRUARY       MARCH       TOTAL
                              ---------   ---------   ---------   ---------   ---------
OPENING FUND BALANCE              1,518       1,834       4,970       5,475       1,077

RECEIPTS:
 Taxes:
   Personal income tax            1,290       3,134       1,805         538      18,716
   Sales Tax                        859         622         497         769       8,018
   User taxes and fees               59          63          47          59         661
   Business taxes                   768          35          17       1,026       3,714
   Other taxes                       72          64          67          67         764
 Miscellaneous receipts             304         153         178         305       2,347
 Federal grants                       0           0           0           0           6
 Transfers from other
   funds:
   Revenue Bond Fund                436       1,044         427         423       5,713
   LGAC                             263         188           3         178       2,158
   Clean Water/Clean Air             16          19          20          14         411
   All other Transfers               11          28           1         218         506
                              ---------   ---------   ---------   ---------   ---------

   TOTAL RECEIPTS                 4,078       5,350       3,062       3,597      43,014
                              =========   =========   =========   =========   =========

DISBURSEMENTS:
 Grants to local
   governments                    2,270       1,260       1,843       7,539      29,482
 State operations                   872         664         421         227       7,625
 General State charges              240         265         174         238       3,615
 Transfers to other
   funds:
   Debt service                     348          14          28         244       1,733
   Capital projects                  54          28         137        (286)        194
   All Other Transfers               18          23          14          67         539
                              ---------   ---------   ---------   ---------   ---------

   TOTAL DISBURSEMENTS            3,802       2,254       2,617       8,029      43,188
                              =========   =========   =========   =========   =========

FISCAL MANAGEMENT PLAN               40          40          60          84         224
                              =========   =========   =========   =========   =========

EXCESS (DEFICIENCY) OF
  RECEIPTS OVER
  DISBURSEMENTS                     316       3,136         505      (4,348)         50
                              ---------   ---------   ---------   ---------   ---------

CLOSING FUND BALANCE              1,834       4,970       5,475       1,127       1,127
                              =========   =========   =========   =========   =========

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                           SPECIAL      CAPITAL         DEBT
                                              GENERAL      REVENUE     PROJECTS      SERVICE       (MEMO)
                                                 FUND        FUNDS        FUNDS        FUNDS        TOTAL
                                           ----------   ----------   ----------   ----------   ----------
OPENING FUND BALANCE                            1,077        1,703         (336)         174        2,618
                                           ==========   ==========   ==========   ==========   ==========

RECEIPTS:
Taxes                                          31,873        4,758        1,795        8,993       47,419
Miscellaneous receipts                          2,347       11,101        1,920          647       16,015
Federal grants                                      6            0            0            0            6
                                           ----------   ----------   ----------   ----------   ----------
   TOTAL RECEIPTS                              34,226       15,859        3,715        9,640       63,440
                                           ==========   ==========   ==========   ==========   ==========

DISBURSEMENTS:
Grants to local governments                    29,482       11,109        1,049            0       41,640
State operations                                7,625        5,064            0           22       12,711
General State charges                           3,615          485            0            0        4,100
Debt service                                        0            0            0        3,859        3,859
Capital projects                                    0            1        1,962            0        1,963
                                           ----------   ----------   ----------   ----------   ----------
   TOTAL DISBURSEMENTS                         40,722       16,659        3,011        3,881       64,273
                                           ==========   ==========   ==========   ==========   ==========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                      8,788          762          230        5,229       15,009
Transfers to other funds                       (2,466)        (397)      (1,080)     (10,989)     (14,932)
Bond and note proceeds                              0            0          193            0          193
                                           ----------   ----------   ----------   ----------   ----------
   NET OTHER FINANCING SOURCES (USES)           6,322          365         (657)      (5,760)         270
                                           ==========   ==========   ==========   ==========   ==========

FISCAL MANAGEMENT PLAN                            224            0            0            0          224
                                           ==========   ==========   ==========   ==========   ==========

CHANGE IN FUND BALANCE                             50         (435)          47           (1)        (339)
                                           ==========   ==========   ==========   ==========   ==========

CLOSING FUND BALANCE                            1,127        1,268         (289)         173        2,279
                                           ==========   ==========   ==========   ==========   ==========

       THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                           SPECIAL      CAPITAL         DEBT
                                              GENERAL      REVENUE     PROJECTS      SERVICE       (MEMO)
                                                 FUND        FUNDS        FUNDS        FUNDS        TOTAL
                                           ----------   ----------   ----------   ----------   ----------
OPENING FUND BALANCE                            1,077        2,183         (489)         174        2,945
                                           ==========   ==========   ==========   ==========   ==========

RECEIPTS:
Taxes                                          31,873        4,758        1,795        8,993       47,419
Miscellaneous receipts                          2,347       11,225        1,920          647       16,139
Federal grants                                      6       35,185        1,814            0       37,005
                                           ----------   ----------   ----------   ----------   ----------
   TOTAL RECEIPTS                              34,226       51,168        5,529        9,640      100,563
                                           ==========   ==========   ==========   ==========   ==========

DISBURSEMENTS:
Grants to local governments                    29,482       42,802        1,267            0       73,551
State operations                                7,625        8,408            0           22       16,055
General State charges                           3,615          689            0            0        4,304
Debt service                                        0            0            0        3,859        3,859
Capital projects                                    0            2        3,520            0        3,522
                                           ----------   ----------   ----------   ----------   ----------
   TOTAL DISBURSEMENTS                         40,722       51,901        4,787        3,881      101,291
                                           ==========   ==========   ==========   ==========   ==========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                      8,788        3,135          230        5,229       17,382
Transfers to other funds                       (2,466)      (2,889)      (1,088)     (10,989)     (17,432)
Bond and note proceeds                              0            0          193            0          193
                                           ----------   ----------   ----------   ----------   ----------
   NET OTHER FINANCING SOURCES (USES)           6,322          246         (665)      (5,760)         143
                                           ==========   ==========   ==========   ==========   ==========

FISCAL MANAGEMENT PLAN                            224            0            0            0          224
                                           ==========   ==========   ==========   ==========   ==========

CHANGE IN FUND BALANCE                             50         (487)          77           (1)        (361)
                                           ==========   ==========   ==========   ==========   ==========

CLOSING FUND BALANCE                            1,127        1,696         (412)         173        2,584
                                           ==========   ==========   ==========   ==========   ==========

       THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                         CASH DISBURSEMENTS BY FUNCTION
                        2004-2005 ALL GOVERNMENTAL FUNDS
                             (THOUSANDS OF DOLLARS)

                                                                                                      REVISIONS
                                                                      ENACTED       COLLECTIVE       (INCLUDING         MID-YEAR
                                                                     ESTIMATE      BARGAINING*             FMP)         ESTIMATE
                                                               --------------   --------------   --------------   --------------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                                 88,992            1,053           (2,768)          87,277
Alcoholic Beverage Control                                             10,220              311              (85)          10,446
Banking Department                                                     60,221            1,645                0           61,866
Consumer Protection Board                                               2,465               73             (100)           2,438
Economic Development, Department of                                   345,557              516                0          346,073
Empire State Development Corporation                                   65,975                0                0           65,975
Energy Research and Development Authority                              26,123                0                0           26,123
Housing Finance Agency                                                      0                0                0                0
Housing and Community Renewal, Division of                            219,674            2,097             (287)         221,484
Insurance Department                                                  128,217            3,208            5,747          137,172
Olympic Regional Development Authority                                  7,750                0                0            7,750
Public Service, Department of                                          57,429            1,478           (2,648)          56,259
Science, Technology and Academic Research, Office of                   80,170               75                0           80,245
                                                               --------------   --------------   --------------   --------------
   FUNCTIONAL TOTAL                                                 1,092,793           10,456             (141)       1,103,108
                                                               ==============   ==============   ==============   ==============

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                                  4,523              141                0            4,664
Environmental Conservation, Department of                             901,821            8,173           16,854          926,848
Environmental Facilities Corporation                                   12,416              228                0           12,644
Parks, Recreation and Historic Preservation, Office of                228,028            4,822              (28)         232,822
                                                               --------------   --------------   --------------   --------------
   FUNCTIONAL TOTAL                                                 1,146,788           13,364           16,826        1,176,978
                                                               ==============   ==============   ==============   ==============

TRANSPORTATION
Motor Vehicles, Department of                                         217,695           10,480           (2,663)         225,512
Thruway Authority                                                       4,000                0                0            4,000
Transportation, Department of                                       5,334,101           16,645         (131,712)       5,219,034
                                                               --------------   --------------   --------------   --------------
   FUNCTIONAL TOTAL                                                 5,555,796           27,125         (134,375)       5,448,546
                                                               ==============   ==============   ==============   ==============

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                       4,044               37               (3)           4,078
Aging, Office for the                                                 171,228              293                0          171,521
Children and Families, Council on                                           0                0                0                0
Children and Family Services, Office of                             3,092,522            8,627           40,729        3,141,878
Health, Department of                                              33,478,337           12,774           (1,928)      33,489,183
                                                               --------------   --------------   --------------   --------------
   MEDICAL ASSISTANCE                                              29,300,766                0          128,700       29,429,466
   MEDICAID ADMINISTRATION                                            542,400                0           35,000          577,400
   ALL OTHER                                                        3,635,171           12,774         (165,628)       3,482,317
Human Rights, Division of                                              14,884              444                0           15,328
Labor, Department of                                                  766,602            8,870           99,604          875,076
Prevention of Domestic Violence, Office of                              1,602               74              488            2,164
Temporary and Disability Assistance, Office of                      4,455,899            5,573           (6,042)       4,455,430
   WELFARE ASSISTANCE                                               3,124,959                0          (24,157)       3,100,802
   WELFARE ADMINISTRATION                                             341,133                0            1,400          342,533
   ALL OTHER                                                          989,807            5,573           16,715        1,012,095
Welfare Inspector General, Office of                                    1,083               23                0            1,106
Workers' Compensation Board                                           145,860            3,216              294          149,370
                                                               --------------   --------------   --------------   --------------

                                                                                                      REVISIONS
                                                                      ENACTED       COLLECTIVE       (INCLUDING         MID-YEAR
                                                                     ESTIMATE      BARGAINING*             FMP)         ESTIMATE
                                                               --------------   --------------   --------------   --------------
   FUNCTIONAL TOTAL                                                42,132,061           39,931          133,142       42,305,134
                                                               ==============   ==============   ==============   ==============

MENTAL HEALTH
Mental Health, Office of                                            2,172,437           36,521           (2,954)       2,206,004
Mental Retardation and Developmental Disabilities,
Office of                                                           2,820,865           41,014          (45,689)       2,816,190
Alcohol and Substance Abuse Services, Office of                       478,649            2,127           (6,427)         474,349
Developmental Disabilities Planning Council                             3,730              (18)              27            3,739
Quality of Care for the Mentally Disabled, Commission on               11,200              200              (12)          11,388
                                                               --------------   --------------   --------------   --------------
   FUNCTIONAL TOTAL                                                 5,486,881           79,844          (55,055)       5,511,670
                                                               ==============   ==============   ==============   ==============

PUBLIC PROTECTION
Capital Defenders Office                                               12,519              175                0           12,694
Correction, Commission of                                               2,427               84                0            2,511
Correctional Services, Department of                                2,140,898           18,952           81,189        2,241,039
Crime Victims Board                                                    61,858              201                0           62,059
Criminal Justice Services, Division of                                304,234            1,446           (3,071)         302,609
Investigation, Temporary State Commission of                            3,426               87                0            3,513
Judicial Commissions                                                    2,542               62                0            2,604
Military and Naval Affairs, Division of (1)                         1,840,922            1,138          (26,736)       1,815,324
Parole, Division of                                                   175,903            4,752            1,012          181,667
Probation and Correctional Alternatives, Division of                   75,480               77                0           75,557
Public Security, Office of                                             11,929               22                0           11,951
State Police, Division of                                             489,083            1,774            3,690          494,547
                                                               --------------   --------------   --------------   --------------
   FUNCTIONAL TOTAL                                                 5,121,221           28,770           56,084        5,206,075
                                                               ==============   ==============   ==============   ==============

EDUCATION
Arts, Council on the                                                   45,789              214                0           46,003
City University of New York                                         1,134,572                0                0        1,134,572
Education, Department of                                           22,694,716            6,266             (448)      22,700,534
                                                               --------------   --------------   --------------   --------------
   SCHOOL AID                                                      15,090,841                0                0       15,090,841
   STAR PROPERTY TAX RELIEF                                         3,018,000                0                0        3,018,000
   HANDICAPPED                                                      1,432,976                0                0        1,432,976
   ALL OTHER                                                        3,152,899            6,266             (448)       3,158,717
Higher Education Services Corporation                               1,014,996            1,449                0        1.016,445
State University Construction Fund                                      9,402              331             (477)           9,256
State University of New York                                        4,634,189           92,796          111,672        4,838,657
                                                               --------------   --------------   --------------   --------------
   FUNCTIONAL TOTAL                                                29,533,664          101,056          110,747       29,745,467
                                                               ==============   ==============   ==============   ==============

GENERAL GOVERNMENT
Audit and Control, Department of                                      176,815            3,293           25,400          205,508
Budget, Division of the                                                39,786            1,315            2,787           43,888
Civil Service, Department of                                           21,652              783              129           22,564
Elections, State Board of                                               6,616               95           (3,000)           3,711
Employee Relations, Office of                                           3,550              118               84            3,752
Executive Chamber                                                      14,916            1,174              139           16,229
General Services, Office of                                           213,756            2,320            2,277          218,353
Inspector General, Office of                                            5,441              189                0            5,630
Law, Department of                                                    170,823            4,551             (464)         174,910
Lieutenant Governor, Office of the                                        458               29                0              487

                                                                                                      REVISIONS
                                                                      ENACTED       COLLECTIVE       (INCLUDING         MID-YEAR
                                                                     ESTIMATE      BARGAINING*             FMP)         ESTIMATE
                                                               --------------   --------------   --------------   --------------
Lottery, Division of                                                  159,651              712           13,857          174,220
Public Employment Relations Board                                       3,472              109               88            3,669
Racing and Wagering Board, State                                       14,832              269            1,669           16,770
Real Property Services, Office of                                      53,800              911           (1,921)          52,790
Regulatory Reform, Governor's Office of                                 3,375               97                0            3,472
State, Department of                                                  234,589            1,215               12          235,816
Tax Appeals, Division of                                                2,718               94                0            2,812
Taxation and Finance, Department of                                   338,027           10,179           (2,200)         346,006
Technology, Office of                                                  19,897              300                0           20,197
TSC Lobbying                                                            1,325               37              (50)           1,312
Veterans Affairs, Division of                                          12,517              257             (481)          12,293
                                                               --------------   --------------   --------------   --------------
   FUNCTIONAL TOTAL                                                 1,498,016           28,047           38,326        1,564,389
                                                               ==============   ==============   ==============   ==============

ALL OTHER CATEGORIES
Legislature                                                           201,629                0                0          201,629
Judiciary (excluding fringe benefits)                               1,508,013                0           42,500        1,550,513
Homeland Security                                                     141,974                0            1,458          143,432
Local Government Assistance                                           802,661                0                0          802,661
Long-Term Debt Service                                              3,898,993                0          (40,120)       3,858,873
General State Charges/Miscellaneous                                 4,176,765         (328,593)         (85,955)       2,672,217
Capital Accounting Adjustment(2)                                   (1,090,000)               0                0                0
                                                               --------------   --------------   --------------   --------------
   FUNCTIONAL TOTAL                                                 9,640,035         (328,593)         (82,117)       9,229,325
                                                               ==============   ==============   ==============   ==============
TOTAL ALL GOVERNMENTAL FUNDS SPENDING                             101,207,255                0           83,437      101,290,692
                                                               ==============   ==============   ==============   ==============

* REPRESENTS THE ALLOCATION OF COLLECTIVE BARGAINING COST TO AGENCIES. THE ENACTED BUDGET ESTIMATE HAD REFLECTED THE COSTS CENTRALLY.

NOTE 1: PROJECTED 2004-05 INCLUDES $1.7 BILLION IN WORLD TRADE CENTER SPENDING THAT WILL BE REFLECTED IN VARIOUS AGENCIES AT YEAR END.

NOTE 2: PROJECTED 2004-05 SPENDING BY FUNCTION HAS BEEN ADJUSTED TO INCLUDE CERTAIN OFF-BUDGET CAPITAL PROJECTS SPENDING, HOWEVER IT IS EXCLUDED FROM TOTAL PROJECTED SPENDING. THIS SPENDING IS NOT INCLUDED IN ACTUAL CASH RESULTS BY THE STATE COMPTROLLER ON A CASH BASIS BUT IS REFLECTED ON A GAAP BASIS.

Special Considerations

The Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of additional risks to the Financial Plan, see the section entitled "Financial Plan Reserves and Risks" in the Mid-Year Update.

                            JPMORGAN TAX AWARE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 19, 2005


                           JPMORGAN TRUST I ("TRUST")

    JPMorgan Tax Aware Disciplined Equity Fund ("Tax Aware Disciplined Equity
                                     Fund")
   JPMorgan Tax Aware Enhanced Income Fund ("Tax Aware Enhanced Income Fund") JPMorgan Tax Aware International Opportunities Fund ("Tax Aware International
                              Opportunities Fund")
  JPMorgan Tax Aware Large Cap Growth Fund ("Tax Aware Large Cap Growth Fund")


   JPMorgan Tax Aware Large Cap Value Fund ("Tax Aware Large Cap Value Fund")


          JPMorgan Tax Aware Short-Intermediate Income Fund ("Tax Aware
                        Short-Intermediate Income Fund")
       JPMorgan Tax Aware U.S. Equity Fund ("Tax Aware U.S. Equity Fund")

                 (each a "Fund," and collectively, the "Funds")

This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 19, 2005, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated October 31, 2004 included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.


 For more information about the Funds or the Financial Statements, simply write or call:


                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111


                                                                      SAI-TA-205

Table of Contents


                                                                            PAGE
General                                                                       3
Investment Strategies and Policies                                            5
Investment Restrictions                                                      23
Trustees                                                                     25
Officers                                                                     30
Codes of Ethics                                                              32
Proxy Voting Guidelines                                                      32
Portfolio Holdings Disclosure                                                35
Investment Adviser                                                           36
Administrator                                                                38
Distributor                                                                  40
Distribution Plan                                                            40
Custodian                                                                    42
Transfer Agent                                                               43
Shareholder Servicing                                                        43
Expenses                                                                     45
Financial Intermediaries                                                     45
Cash Compensation to Financial Intermediaries                                46
Independent Registered Public Accounting Firm                                46
Purchases, Redemptions and Exchanges                                         47
Dividends and Distributions                                                  50
Net Asset Value                                                              50
Portfolio Transactions                                                       51
Delaware Trust                                                               54
Description of Shares                                                        55
Distributions and Tax Matters                                                56
Additional Information                                                       62
Financial Statements                                                         63
Appendix A--Description of Security Ratings                                  64

                                     GENERAL


THE TRUST AND THE FUNDS

The Funds are series of JPMorgan Trust I ("Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004. Each Fund is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005.

The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                JPMorgan Tax Aware Short-Intermediate Income Fund

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
               JPMorgan Tax Aware International Opportunities Fund

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
                    JPMorgan Tax Aware Large Cap Growth Fund
                     JPMorgan Tax Aware Large Cap Value Fund

                       J.P. MORGAN SERIES TRUST ("JPMST")
                   JPMorgan Tax Aware Disciplined Equity Fund
                     JPMorgan Tax Aware Enhanced Income Fund
                       JPMorgan Tax Aware U.S. Equity Fund

On January 20, 2005, shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) or Trust(s) in this SAI prior to the Closing Date refers to the Predecessor Funds or the Predecessor Trusts.

On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust
I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

JPMIF. Prior to February 19, 2005, the JPMorgan Tax Aware Short-Intermediate Income Fund was a series of JPMIF, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on November 4, 1992.

JPMMFG. Prior to February 19, 2005, the Tax Aware International Opportunities Fund was a series of JPMMFG, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987.

JPMMFSG. Prior to February 19, 2005, the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund were series of JPMMFSG, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996.

JPMST. Prior to February 19, 2005, the Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund were series of JPMST, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 15, 1996.

For ease of reference, throughout this SAI, the Board of Trustees of the Trust, the Board of Trustees of JPMMFS, and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the "Board of Trustees."

SHARE CLASSES

The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:



Tax Aware Disciplined Equity Fund                     Institutional Class
Tax Aware Enhanced Income Fund                        Select Class, Institutional Class and Class A
Tax Aware International Opportunities Fund            Institutional Class and Class A
Tax Aware Large Cap Growth Fund                       Select Class
Tax Aware Large Cap Value Fund                        Select Class
Tax Aware Short-Intermediate Income Fund              Select Class and Institutional Class
Tax Aware U.S. Equity Fund                            Select Class, Institutional Class, Class A, Class B and Class C


Currently, each Fund offers the following classes of shares:


Tax Aware Disciplined Equity Fund                     Institutional Class
Tax Aware Enhanced Income Fund                        Select Class, Institutional Class and Class A
Tax Aware International Opportunities Fund            Institutional Class and Class A
Tax Aware Large Cap Growth Fund                       Select Class
Tax Aware Large Cap Value Fund                        Select Class
Tax Aware Short-Intermediate Income Fund              Select Class and Institutional Class
Tax Aware U.S. Equity Fund                            Select Class, Institutional Class, Class A, Class B and Class C



The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES


As of October 31, 2002, the following Funds were renamed with the approval of the Board of Trustees of JPMMFSG:


NEW NAMES                                                 FORMER NAMES
JPMorgan Tax Aware Large Cap Growth Fund                  JPMorgan Select Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund                   JPMorgan Select Equity Income Fund


Also effective as of October 31, 2002, the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund changed their objectives and strategies as described in the Prospectus, with the approval of the Board of Trustees.


Effective February 19, 2005, the following Fund was renamed with the approval of the Board of Trustees:



NEW NAME                                                  FORMER NAME
JPMorgan Tax Aware International Opportunities Fund       JPMorgan Fleming Tax Aware International Opportunities Fund



MISCELLANEOUS

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "JPMorgan Fund"). The other JPMorgan Funds are covered by separate Statements of Additional Information.

The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT STRATEGIES AND POLICIES

                            TAX MANAGEMENT TECHNIQUES

The Funds use the Adviser's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. Each Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, each Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce a Fund's portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations.


                               EQUITY INVESTMENTS

The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds invest primarily in equity securities consisting of exchange traded, over-the-counter and unlisted common and preferred stocks. A discussion of the various types of equity investments which may be purchased by the Funds appears below. See also "Diversification and Quality Requirements."

EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.


The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. The Tax Aware Enhanced Income Fund may invest in convertible securities of domestic and foreign issuers. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

COMMON STOCK WARRANTS. The Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.


REAL ESTATE INVESTMENT TRUSTS. The Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity REITs will depend upon the value of the underlying properties, and the value of mortgage REITs will be sensitive to the value of the underlying loans or interests.

                             TAX EXEMPT OBLIGATIONS


The Funds can invest in tax exempt obligations. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Diversification and Quality Requirements."


MUNICIPAL BONDS. The Funds may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

MUNICIPAL NOTES. The Funds may invest in municipal notes. The Funds also may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.


Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.


Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.


Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay, at its discretion, the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes, with maturities of sixty days or less, are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments--Commercial Paper" below. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.


PREMIUM SECURITIES. The Tax Aware Enhanced Income Fund may purchase premium securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

PUTS. The Tax Aware Enhanced Income Fund may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.


Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.


The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.


Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc.

or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's" or "S&P"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which, in the judgment of the Adviser, becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.


Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.


MORTGAGE-BACKED SECURITIES. The Funds, except for the Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. The Funds, except for the Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in government guaranteed mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.


There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.


Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities; the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.


CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

STRIPPED MORTGAGE-BACKED SECURITIES. The Funds, except for the Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBSs") are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs which are U.S. government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

MORTGAGES (DIRECTLY HELD). The Tax Aware Enhanced Income Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

The directly placed mortgages in which the Fund invests may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

AUCTION RATE SECURITIES. The Funds, except for the Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in auction rate securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

The Funds' investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. The Funds, except for the Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in zero coupon, pay-in-kind and deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


ASSET-BACKED SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


CORPORATE FIXED INCOME SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

CONVERTIBLE SECURITIES. The Funds may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

                               FOREIGN INVESTMENTS


The Funds may invest in certain foreign securities. The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may invest up to 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

The Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may invest up to 25% of its total assets, at the time of purchase, in fixed income securities of foreign issuers. Any foreign commercial paper the Tax Aware Enhanced Income Fund invests in must not be subject to foreign withholding tax at the time of purchase.

Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.


Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund can buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, such Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust its currency exposure relative to its benchmark. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.


Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

SOVEREIGN FIXED INCOME SECURITIES. The Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value ("NAV"), may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


BRADY BONDS. The Tax Aware Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

INVESTING IN EMERGING MARKETS. The Tax Aware International Opportunities Fund, Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

                             ADDITIONAL INVESTMENTS


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


MORTGAGE DOLLAR-ROLL TRANSACTIONS. The Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may engage in mortgage dollar-roll transactions. Under a mortgage dollar-roll, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar-roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar-roll transaction. At the time a Fund enters into a mortgage dollar-roll, it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar-rolls, and accordingly, such dollar-rolls will not be considered borrowings. Mortgage dollar-rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar-roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar-roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar-roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar-rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.


ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.


                            MONEY MARKET INSTRUMENTS


Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in accordance with their respective objectives, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."


U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the full faith and credit of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size ("Euros") and
(iii) U.S. branches of foreign banks of equivalent size ("Yankees"). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).


COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.


                        OPTIONS AND FUTURES TRANSACTIONS

The Tax Aware Enhanced Income Fund may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may (a) purchase and sell exchange traded and OTC put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

Each Fund may use futures contracts and options for hedging and risk management purposes. See "Risk Management." The Funds may not use futures contracts and options for speculation.

Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.


The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if the aggregate premiums paid on all such options and the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of each Fund's total assets.


The Tax Aware Enhanced Income Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

                                     OPTIONS

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).


The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.


SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.


If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.


For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.


Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.


The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


                         SWAPS AND RELATED SWAP PRODUCTS

The Funds, except the Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").


Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.


Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.


The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.


The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.


Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund.

The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Examples of risk management strategies for the Funds include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS


Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

The Funds will also comply with the diversification requirements imposed by the Code, for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund may, with respect to 50% of the Fund's assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).


The Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's. If no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.


If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Tax Aware Enhanced Income Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Tax Aware Enhanced Income Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."

The Tax Aware Enhanced Income Fund invests in a diversified portfolio of securities that are considered "high grade," and "investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.

                               PORTFOLIO TURNOVER


A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.



                                                     FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                                         10/31/03               10/31/04
                                                     -----------------      -----------------
Tax Aware Disciplined Equity Fund                            46%                    31%
Tax Aware Enhanced Income Fund                              241%                    95%
Tax Aware International Opportunities Fund                   79%                    93%
Tax Aware Large Cap Growth Fund **                           35%                   129%
Tax Aware Large Cap Value Fund                               33%                    39%
Tax Aware Short-Intermediate Income Fund *                  274%                   185%
Tax Aware U.S. Equity Fund                                   13%                    59%



* The Fund commenced operations on 12/20/02.

** The portfolio turnover rate was affected by a change in the portfolio manager and the Russell rebalancing.


                             INVESTMENT RESTRICTIONS


The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

Each Fund:


(1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

(2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(3) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(4)  May not borrow money, except to the extent permitted by applicable law;

(5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) for the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund, make direct investments in mortgages;

(7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

(8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval. Each of the Funds:

(1) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(2) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(4) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. In addition, the Funds may borrow money from banks for temporary or short-term purposes. But, none of the Funds may borrow money to buy additional securities, which is known as "leverage."


                                    TRUSTEES


The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                         NUMBER OF
      NAME (YEAR OF BIRTH);                                          PORTFOLIOS IN FUND
        POSITIONS WITH                  PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN       OTHER DIRECTORSHIPS HELD
       THE FUNDS (SINCE)                 DURING PAST 5 YEARS            BY TRUSTEE(1)          OUTSIDE FUND COMPLEX
--------------------------------   -------------------------------   ------------------   ---------------------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG               Retired; Vice President &               110            None.
(1941); Trustee of Trust since     Treasurer of Ingersoll-Rand
2005; Trustee of Predecessor       Company (manufacturer of
Funds since 1987.                  industrial equipment)
                                   (1972-2000).

ROLAND R. EPPLEY, JR.              Retired; President & Chief              110            Director, Janel Hydro, Inc.
(1932); Trustee of Trust since     Executive Officer, Eastern                             (automotive) (1993-present).
2005; Trustee of Predecessor       States Bankcard (1971-1988).
Funds since 1989.

JOHN F. FINN                       President and Chief                     110            Director, Cardinal Health, Inc
(1947); Trustee of Trust since     Executive Officer of                                   (CAH) (1994-present).
2005.                              Gardner, Inc. (wholesale
                                   distributor to outdoor power
                                   equipment industry)
                                   (1979-present).

DR. MATTHEW GOLDSTEIN              Chancellor of the City                  110            Trustee of Bronx-Lebanon
(1941); Trustee of Trust since     University of New York                                 Hospital Center (1992-present);
2005; Trustee of Predecessor       (1999-present); President,                             Director of New Plan Excel
Funds since 2003.                  Adelphi University (New                                Realty Trust, Inc. (real estate
                                   York) (1998-1999).                                     investment trust) (2000-present);
                                                                                          Director of Lincoln Center Institute
                                                                                          for the Arts in Education
                                                                                          (1999-present).

ROBERT J. HIGGINS (1945);          Retired; Director of                    110            Director of Providian Financial
Trustee of Trust since 2005;       Administration of the State                            Corp. (banking) (2002-present).
Trustee of Predecessor Funds       of Rhode Island (2003-2004);
since 2002.                        President - Consumer Banking
                                   and Investment Services,
                                   Fleet Boston Financial
                                   (1971-2001).

                                                                         NUMBER OF
      NAME (YEAR OF BIRTH);                                          PORTFOLIOS IN FUND
        POSITIONS WITH                  PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN       OTHER DIRECTORSHIPS HELD
       THE FUNDS (SINCE)                 DURING PAST 5 YEARS            BY TRUSTEE(1)          OUTSIDE FUND COMPLEX
--------------------------------   -------------------------------   ------------------   ---------------------------------
PETER C. MARSHALL                  Self-employed business                  110            None.
(1942); Trustee of Trust since     consultant (2002-present);
2005.                              Senior Vice President, W.D.
                                   Hoard, Inc. (corporate
                                   parent of DCI Marketing,
                                   Inc.) (2000-2002);
                                   President, DCI Marketing,
                                   Inc. (1992-2000).

MARILYN MCCOY                      Vice President of                       110            Director, Mather LifeWays
(1948); Trustee of Trust since     Administration and Planning,                           (1994-present); Director,
2005.                              Northwestern University                                Carleton College (2003-present).
                                   (1985-present).

WILLIAM G. MORTON, JR.             Retired; Chairman Emeritus              110            Director of Radio Shack
(1937); Trustee of Trust           (2001-2002), and Chairman                              Corporation (electronics)
since 2005; Trustee of             and Chief Executive Officer,                           (1987-present); Director of The
Predecessor Funds since 2003.      Boston Stock Exchange (1985-                           National Football Foundation
                                   2001).                                                 and College Hall of Fame
                                                                                          (1994-present); Trustee of the
                                                                                          Berklee College of Music
                                                                                          (1998-present); Trustee of the
                                                                                          Stratton Mountain School
                                                                                          (2001-present).

ROBERT A. ODEN, JR.                President, Carleton College             110            Director, American University
(1946); Trustee of Trust           (2002-present); President,                             in Cairo.
since 2005.                        Kenyon College (1995-2002).

FERGUS REID, III                   Chairman of Lumelite                    110            Trustee of Morgan Stanley Funds
(1932); Trustee of Trust           Corporation (plastics                                  (209 portfolios) (1995-present).
(Chairman) since 2005; Trustee     manufacturing)
(Chairman) of Predecessor Funds    (2003-present); Chairman and
since 1987.                        CEO of Lumelite Corporation
                                   (1985-2002).

FREDERICK W. RUEBECK               Advisor, Jerome P. Green &              110            Director, AMS Group
(1939); Trustee of Trust since     Associates, LLC                                        (2001-present); Director,
2005.                              (broker-dealer)                                        Wabash College (1988-present);
                                   (2002-present); Investment                             Trustee, Seabury-Western
                                   Officer, Wabash College                                Theological Seminary
                                   (2004-present);                                        (1993-present); Chairman,
                                   self-employed consultant                               Indianapolis Symphony Orchestra
                                   (January 2000 to present);                             Foundation (1994-present).
                                   Director of Investments, Eli
                                   Lilly and Company (1988-1999).

                                                                         NUMBER OF
      NAME (YEAR OF BIRTH);                                          PORTFOLIOS IN FUND
        POSITIONS WITH                  PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN       OTHER DIRECTORSHIPS HELD
       THE FUNDS (SINCE)                 DURING PAST 5 YEARS            BY TRUSTEE(1)          OUTSIDE FUND COMPLEX
--------------------------------   -------------------------------   ------------------   ---------------------------------
JAMES J. SCHONBACHLER              Retired; Managing Director              110            None.
(1943); Trustee of Trust since     of Bankers Trust Company
2005; Trustee of Predecessor       (financial services)
Funds since 2001.                  (1968-1998).

INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.*          Retired; Chief Executive                110            None.
(1935); Trustee of Trust since     Officer of Chase Mutual
2005; Trustee of Predecessor       Funds (investment company)
Funds since 1998.                  (1989-1998); President &
                                   Chief Executive Officer of
                                   Vista Capital Management
                                   (investment management)
                                   (1990-1998); Chief Investment
                                   Executive of Chase Manhattan
                                   Private Bank (investment
                                   management) (1990-1998).



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI.
* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

          Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.


STANDING COMMITTEES


          The Board of Trustees currently has four standing committees: the Audit, Valuation and Compliance, Governance, and Investment Committees. The Board does not have a Compensation Committee.

          The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to:
(i) appoint and determine compensation of the Funds' independent accountants;
(ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants; and (vii) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended October 31, 2004.

          The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; (ii) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and
(iii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and Compliance Committee was consulted by management of the JPMorgan Funds on one occasion during the fiscal year ended October 31, 2004. Prior to February 19, 2005, the Valuation and Compliance Committee was known as the Valuation Committee.

          The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' auditors). The Governance Committee met once during the fiscal year ended October 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

          Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitates the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee met once during the fiscal year ended October 31, 2004.

          The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1):

                                  OWNERSHIP OF TAX       OWNERSHIP OF TAX         OWNERSHIP OF TAX        OWNERSHIP OF TAX
                                  AWARE DISCIPLINED       AWARE ENHANCED        AWARE INTERNATIONAL       AWARE LARGE CAP
NAME OF TRUSTEE                      EQUITY FUND            INCOME FUND          OPPORTUNITIES FUND         GROWTH FUND
---------------
INDEPENDENT TRUSTEES
William J. Armstrong                    None                    None                    None                   None
Roland R. Eppley, Jr.                   None                    None                    None                   None
John F. Finn                            None                    None                    None                   None
Dr. Matthew Goldstein                   None                    None                    None                   None
Robert J. Higgins                       None                    None                    None                   None
Peter C. Marshall                       None                    None                    None                   None
Marilyn McCoy                           None                    None                    None                   None
William G. Morton, Jr.                  None                    None                    None                   None
Robert A. Oden, Jr.                     None                    None                    None                   None
Fergus Reid, III                        None                    None                    None                   None
Frederick W. Ruebeck                    None                    None                    None                   None
James J. Schonbachler                   None                    None                    None                   None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                None                    None                    None                   None

                                                                                                         AGGREGATE OWNERSHIP OF
                                                         OWNERSHIP OF TAX                                ALL REGISTERED INVESTMENT
                                  OWNERSHIP OF TAX        AWARE SHORT-          OWNERSHIP OF TAX          COMPANIES OVERSEEN BY
                                   AWARE LARGE CAP        INTERMEDIATE             AWARE U.S.             TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                      VALUE FUND            INCOME FUND            EQUITY FUND           INVESTMENT COMPANIES(1)(2)
--------------
INDEPENDENT TRUSTEES
William J. Armstrong                    None                  None                  None                      Over $100,000
Roland R. Eppley, Jr.                   None                  None                  None                      Over $100,000
John F. Finn                            None                  None                  None                      Over $100,000
Dr. Matthew Goldstein                   None                  None                  None                   $50,001 - $100,000
Robert J. Higgins                       None                  None                  None                          None
Peter C. Marshall                       None                  None                  None                      Over $100,000
Marilyn McCoy                           None                  None                  None                      Over $100,000
William G. Morton, Jr.                  None                  None                  None                          None
Robert A. Oden, Jr.                     None                  None                  None                      Over $100,000
Fergus Reid, III                        None                  None                  None                      Over $100,000
Frederick W. Ruebeck                    None                  None                  None                      Over $100,000
James J. Schonbachler                   None                  None                  None                   $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                None                  None                  None                      Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Family of Investment Companies consisted of the 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios).

(2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs. Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

          As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

          Each Trustee is currently paid an annual fee of $122,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. For his services as Vice Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Marshall is paid an additional $41,000. Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Chairmen) are paid an additional $40,000 for their services as committee Chairmen. Sub-Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as Sub-Committee Chairmen) are paid an additional $20,000 for their services as Sub-Committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

          Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, is set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS



                                                  TAX AWAR                             TAX AWARE
                                               INTERNATIONAL         TAX AWARE         ENHANCED
                                               OPPORTUNITIES    DISCIPLINED EQUITY      INCOME         TAX AWARE LARGE
NAME OF TRUSTEE                                     FUND               FUND              FUND          CAP GROWTH FUND
---------------                                -----------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                           $        212       $        287       $      2,923       $        356
Roland R. Eppley, Jr.                                   159                215              2,192                267
John F. Finn                                              0                  0                  0                  0
Dr. Matthew Goldstein                                   159                215              2,192                267
Robert J. Higgins                                       159                215              2,192                267
Peter C. Marshall                                         0                  0                  0                  0
Marilyn McCoy                                             0                  0                  0                  0
William G. Morton, Jr.                                  159                215              2,192                267
Robert A. Oden, Jr.                                       0                  0                  0                  0
Fergus Reid, III                                        332                449              4,567                555
Frederick W. Ruebeck                                      0                  0                  0                  0
James J. Schonbachler                                   159                215              2,192                267
INTERESTED TRUSTEE                                        0                  0                  0                  0
Leonard M. Spalding, Jr.                                 18                 25                 85                 24

                                                                TAX AWARE SHORT-      TAX AWARE      TOTAL COMPENSATION
                                              TAX AWARE LARGE     INTERMEDIATE       U.S. EQUITY       PAID FROM FUND
NAME OF TRUSTEE                               CAP VALUE FUND       INCOME FUND          FUND             COMPLEX(1)
---------------                               -------------------------------------------------------------------------
INDEPENDENT TRUSTEES
            William J. Armstrong               $        634       $        975       $      1,342       $    160,000
           Roland R. Eppley, Jr.                        476                731              1,007            120,000
                    John F. Finn                          0                  0                  0                  0
           Dr. Matthew Goldstein                        476                731              1,007            120,000
               Robert J. Higgins                        476                731              1,007            120,000
               Peter C. Marshall                                                                                   0
                   Marilyn McCoy                                                                                   0
          William G. Morton, Jr.                        476                731              1,007            120,000

             Robert A. Oden, Jr.                                                                                   0
                Fergus Reid, III                        991              1,524              2,097            250,000
            Frederick W. Ruebeck                                                                                   0
           James J. Schonbachler                        476                731              1,007            120,000
              INTERESTED TRUSTEE
        Leonard M. Spalding, Jr.                         67                 83                122            160,000^



^ Includes $146,667 of deferred compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table as shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

          Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                                    OFFICERS

The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.


The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                               PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                 DURING PAST 5 YEARS
      ---------------------                              ---------------------
George C.W. Gatch (1962),           Managing Director, JPMIM, CEO and President of the J.P. Morgan
President (2001)                    and One Group Funds. An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P.
                                    Morgan and Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr.
                                    Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present)
Senior Vice President (2004)**      and One Group Mutual Funds from November 2001 until present.
                                    From October 1999 to present, Vice President and Treasurer, One
                                    Group Administrative Services, Inc. (now known as JPMorgan Funds
                                    Management, Inc.), and Vice President and Treasurer, One Group
                                    Dealer Services, Inc. (now known as JPMorgan Distribution
                                    Services, Inc.)

Patricia A. Maleski (1960),         Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and
Vice President and Chief            Head of Funds Administration and Board Liaison. Prior to joining
Administrative Officer (2004)       J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the Vice
                                    President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan
                                    Funds.

Stephanie J. Dorsey (1969),         Director of Mutual Fund Administration, One Group Administrative
Treasurer (2004)**                  Services (now known as JPMorgan Funds Management, Inc.), since 2004;
                                    Ms. Dorsey worked for Bank One Corporation (now known as JP Morgan
                                    Chase & Co.) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at
                                    PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMIM since 2004;
Secretary (2005)                    Vice President (Legal Advisory) of Merrill Lynch Investment
                                    Managers, L.P. from 2000 to 2004; attorney associated with
                                    Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant
Assistant Secretary (2004)**        General Counsel and Associate General Counsel and Vice President,
                                    Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Various attorney positions for Bank One Corporation (now known as
Assistant Secretary (2004)**        JP Morgan Chase & Co.) since 1990.

Nancy E. Fields (1949),             From October 1999 to present, Director, Mutual Fund Administration,
Assistant Secretary (2004)**        One Group Administrative Services, Inc. (now known as JPMorgan Funds
                                    Management, Inc.) and Senior Project Manager, Mutual Funds, One Group
                                    Dealer Services, Inc. (now known as JPMorgan Distribution Services,
                                    Inc.) From July 1999 to October 1999, Project Manager, One Group, Banc
                                    One Investment Advisors Corporation (now known as JPMorgan Investment
                                    Advisers, Inc.).

Avery P. Maher (1945),              Vice President and Assistant General Counsel, JPMIM since 2004; Second
Assistant Secretary (2004)          Vice President and Assistant Secretary of John Hancock Advisers, LLC,
                                    from 1992 to

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                               PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                 DURING PAST 5 YEARS
      ---------------------                              ---------------------
                                    2004.

Alaina V. Metz (1967),              Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary (2001)*

Suzanne E. Cioffi (1967),           Vice President, JPMIM, responsible for mutual fund financial reporting.
Assistant Treasurer (2005)          During the past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965),        Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and
Assistant Treasurer (2004)          retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at Prudential Investments.

Stephen M. Ungerman (1953),         Vice President, JPMIM; previously, head of Fund Administration - Pooled
Chief Compliance Officer (2004)     Vehicles. Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in Prudential Financial's asset management business, including Associate General Counsel, Tax Director and Co-head of Fund
                                    Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.



*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

As of January 31, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS


The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first;
(ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and
(iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.


          JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES


The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.


To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.


Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.


The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.


     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.


     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.


The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30, 2004 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.


                          PORTFOLIO HOLDINGS DISCLOSURE


As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Services (1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:



         Vickers Stock Research Corp.         Quarterly       30 days after month end
         Standard & Poor's                    Monthly         30 days after month end
         MorningStar Inc.                     Monthly         30 days after month end
         Lipper, Inc.                         Monthly         30 days after month end
         Thomson Financial                    Monthly         30 days after month end
         Bloomberg LP                         Monthly         30 days after month end
         Casey Quirk & Acito                  Monthly         30 days after month end
         LPL Financial Services               Monthly         30 days after month end
         Investment Company Institute         Monthly         30 days after month end

In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

The Funds also include information concerning the Funds' top ten holdings, and other related information, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.


Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER


Pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian" "Administrator," "Shareholder Servicing" and Distributor" sections.

JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to the Trust, reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and (iv) the contingent removal of each of the Funds from the Advisory Agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable.

Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds that were series of JPMMFG and JPMMFSG. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

                                                    FISCAL YEAR ENDED           FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                                        10/31/02                     10/31/03                    10/31/04
                                               ------------------------------------------------------------------------------------
                                                  PAID/                        PAID/                        PAID/
                                                 ACCRUED        WAIVED        ACCRUED        WAIVED        ACCRUED        WAIVED
                                               ------------------------------------------------------------------------------------
Tax Aware International Opportunities Fund     $      1,550  $       (274)  $      1,143  $       (227)  $      1,234  $       (114)
Tax Aware Disciplined Equity Fund                       935             -            655             -            680             -

Tax Aware Enhanced Income Fund                        3,841          (887)         5,699          (814)         5,330          (718)
Tax Aware Short-Intermediate Income Fund *              N/A           N/A            658           (53)         1,637             -

Tax Aware U.S. Equity Fund                            1,126             -          2,218             -          4,036             -

                          FISCAL PERIOD FROM        FISCAL PERIOD FROM
                           11/1/01 THROUGH             1/1/02 THROUGH           FISCAL YEAR ENDED          FISCAL YEAR ENDED
                              12/31/01**                10/31/02 ***                 10/31/03                   10/31/04
                          PAID/                     PAID/                      PAID/                      PAID/
                         ACCRUED      WAIVED       ACCRUED      WAIVED        ACCRUED       WAIVED       ACCRUED       WAIVED
Tax Aware Large
Cap Growth Fund       $       295  $        (7)  $     1,098  $       (10)  $     1,045   $        -   $       995   $        -
Tax Aware Large
Cap Value Fund                281          (84)        1,240         (128)        1,326           (4)        1,667          (10)


* The Fund commenced operations on 12/20/02.
** The Funds changed their fiscal year end from October 31 to December 31. *** The Funds changed their fiscal year end from December 31 to October 31.


The Advisory Agreement provides that it will continue in effect for a period beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.


                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or their affiliates, has approved the Advisory Agreement for the Trust, on behalf of the Funds.

As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

In approving each Advisory Agreement, the Board of Trustees considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.


                                  ADMINISTRATOR


Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.


The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.


In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of the funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Complex, including the series of the former One Group Mutual Funds.

From September 10, 2001 to February 19, 2005, pursuant to the administration agreements, effective September 10, 2001, between the Predecessor Trusts, on behalf of the Predecessor Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from each Predecessor Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Predecessor Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Predecessor Fund's sub-administrator.

The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).



                                                    FISCAL YEAR ENDED           FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                                        10/31/02                     10/31/03                    10/31/04
                                                  PAID/                        PAID/                        PAID/
                                                 ACCRUED        WAIVED        ACCRUED        WAIVED        ACCRUED        WAIVED
Tax Aware International Opportunities Fund     $        273  $       (124)  $        202  $       (192)  $        218  $       (218)

Tax Aware Disciplined Equity Fund                       401          (119)           281          (110)           291           (71)

Tax Aware Enhanced Income Fund                        2,304        (2,031)         3,420        (3,419)         3,198        (3,198)
Tax Aware Short-Intermediate Income Fund *              N/A           N/A            395          (370)           982          (353)

Tax Aware U.S. Equity Fund                              375          (230)           739          (416)         1,345          (508)

                          FISCAL PERIOD FROM        FISCAL PERIOD FROM
                           11/1/01 THROUGH             1/1/02 THROUGH           FISCAL YEAR ENDED          FISCAL YEAR ENDED
                              12/31/01**                10/31/02 ***                 10/31/03                   10/31/04
                          PAID/                     PAID/                      PAID/                      PAID/
                         ACCRUED      WAIVED       ACCRUED      WAIVED        ACCRUED       WAIVED       ACCRUED       WAIVED
Tax Aware Large
Cap Growth Fund       $       111  $       (30)  $       412  $      (106)  $       392   $        -   $       373   $        -
Tax Aware Large
Cap Value Fund                105          (28)          465          (54)          497            -           625            -


* The Fund commenced operations on 12/20/02.
** The Funds changed their fiscal year end from October 31 to December 31.

*** The Funds changed their fiscal year end from December 31 to October 31.

                                   DISTRIBUTOR


Effective February 19, 2005 JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Predecessor Funds.


                                DISTRIBUTION PLAN


The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.


No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.


Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.


Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.


The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS and the Predecessor Trusts with respect to the classes of Shares specified above.

The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                                    FISCAL YEAR ENDED           FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                                        10/31/02                     10/31/03                    10/31/04
                                                  PAID/                        PAID/                        PAID/
                                                 ACCRUED        WAIVED        ACCRUED        WAIVED        ACCRUED        WAIVED
TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
     Class A Shares                            $      19                      $    16                      $     14       $    -
     Class B Shares                                    - ^         -                - ^                           -            -
     Class C Shares                                    - ^         -                - ^                           -            -
TAX AWARE ENHANCED INCOME FUND
     Class A Shares*                                  27           -               55                            50            -
TAX AWARE U.S. EQUITY FUND
     Class A Shares                                   10           -               11                            13
     Class B Shares                                   19           -               22                            22
     Class C Shares                                    2           -                2                             3            -



*Class was launched on 11/30/01.
^Amount rounds to less than one thousand.

The table below sets forth the expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended October 31, 2004:



  TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
  Advertising and Sales Literature                              $        81
  B Share Financing Charges                                             125
  Compensation to dealers                                               985
  Compensation to sales personnel                                        13
  Equipment, supplies and other                                          70
  Printing, production and mailing of prospectuses to
  other than shareholders                                             1,372
  TAX AWARE ENHANCED INCOME FUND
  Advertising and Sales Literature                              $    22,826
  B Share Financing Charges                                               0
  Compensation to dealers                                            90,420
  Compensation to sales personnel                                     4,006
  Equipment, supplies and other                                      20,345
  Printing, production and mailing of prospectuses to
  other than shareholders                                            83,475
  TAX AWARE U.S. EQUITY FUND
  Advertising and Sales Literature                              $       802
  B Share Financing Charges                                          21,330
  Compensation to dealers                                            16,276
  Compensation to sales personnel                                       129
  Equipment, supplies and other                                       1,417
  Printing, production and mailing of prospectuses to
  other than shareholders                                            10,073

                                    CUSTODIAN


Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

For fund accounting services, the Funds, other than the Tax Aware International Opportunities Fund and the Tax Aware Enhanced Income Fund, pay to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

For fund accounting services, the Tax Aware International Opportunities Fund pays to JPMorgan Chase Bank the higher of (a) the Fund's pro-rata share of an annual complex-wide charge on the average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $25,000.

For fund accounting services, the Tax Aware Enhanced Income Fund pays to JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $20,000.

In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).


JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT


Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

Prior to February 19, 2005, DST Systems, Inc. served as each Predecessor Fund's transfer and dividend disbursing agent.


                              SHAREHOLDER SERVICING


Effective February 19, 2005, the Trust, on behalf of each of the Funds, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

"Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

"Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).



     Select Class, Class A, Class B and Class C        0.25%
     Institutional Class                               0.10%



To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds.

The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                                    FISCAL YEAR ENDED           FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                                        10/31/02                     10/31/03                    10/31/04
                                               ------------------------------------------------------------------------------------
                                                  PAID/                        PAID/                        PAID/
                                                 ACCRUED        WAIVED        ACCRUED        WAIVED        ACCRUED        WAIVED
                                               ------------------------------------------------------------------------------------
TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
     Class A Shares                            $         18     $       -   $         16   $      (14)  $         14   $        (3)
     Class B Shares                                       -^            -              -^           -^             -             -
     Class C Shares                                       -^            -              -^           -^             -             -
     Institutional Class Shares                         175          (175)           128         (125)           140          (135)
TAX AWARE DISCIPLINED
EQUITY FUND
     Institutional Class Shares                         267          (267)           187         (187)           194          (194)
TAX AWARE ENHANCED INCOME FUND
     Class A Shares*                                     27            (1)            55          (15)            50           (20)
     Institutional Class Shares                       1,307        (1,305)         1,888       (1,840)         1,674        (1,580)
     Select Class Shares                                545           (19)           923          (14)         1,094             -
TAX AWARE SHORT-INTERMEDIATE INCOME FUND **
     Institutional Class Shares                                                      175         (113)           356          (334)
     Select Class Shares                                                             221          (64)           747          (286)
TAX AWARE U.S. EQUITY FUND
     Class A Shares ***                                  10            (9)            11          (11)            13           (13)
     Class B Shares ***                                   6            (6)             7           (7)             7            (7)
     Class C Shares ***                                   1             -^             1           (1)             1            (1)
     Institutional Class Shares                          39           (16)            68           (5)           115             -
     Select Class Shares                                511           (89)         1,044          (28)         1,934           (30)



                          FISCAL PERIOD FROM        FISCAL PERIOD FROM
                                11/1/01               1/1/02 THROUGH           FISCAL YEAR ENDED          FISCAL YEAR ENDED
                         THROUGH 12/31/01***          10/31/02 ****                 10/31/03                  10/31/04
                      ----------------------------------------------------------------------------------------------------------
                          PAID/                     PAID/                      PAID/                      PAID/
                         ACCRUED      WAIVED       ACCRUED      WAIVED        ACCRUED       WAIVED       ACCRUED     WAIVED
                      ----------------------------------------------------------------------------------------------------------
TAX AWARE LARGE CAP
GROWTH FUND
     Select Shares    $       185  $      (185)  $       686  $      (364)  $       653  $       (52)  $       622  $       (37)
TAX AWARE LARGE CAP
VALUE FUND
     Select Shares            176            -           775            -           829           (2)        1,042            -



* Class was launched on 11/30/01.
** The Fund commenced operations on 12/20/02.
*** The Funds changed their fiscal year end from October 31 to December 31. **** The Funds changed their fiscal year end from December 31 to October 31. ^ Amount rounds to less than one thousand.

Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.


For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.


JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


                                    EXPENSES


The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES


The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

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Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.


                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.


Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or
(iii) fixed dollar amount payments.

FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.


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JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts;
(ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

An investor may buy shares in a Fund: (i) through a Financial Intermediary; or
(ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and
(iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act. However, JPMST previously filed an election under Rule 18f-1 on behalf of Tax Aware Enhanced Income, Tax Aware Disciplined Equity and Tax Aware U.S. Equity. This election carries over and commits each of these Funds to paying in cash redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

          (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

          (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.


Investors may incur a fee if they effect transactions through a Financial Intermediary.

REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the JPMorgan Tax Aware International Opportunities Fund purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% discount, referred to in the Funds' prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.


The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with the Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that JPMDS, the Funds' distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers or the Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.


CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.


                           DIVIDENDS AND DISTRIBUTIONS


Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.


If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE


The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

Futures, options and other derivatives are valued on the basis of available market quotations.

Securities of other open-end investment companies are valued at their respective NAVs.

Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements);
(2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.


                             PORTFOLIO TRANSACTIONS


On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the

Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):


                                                                 FISCAL YEAR ENDED         FISCAL YEAR          FISCAL YEAR
                                                                     10/31/02             ENDED 10/31/03       ENDED 10/31/04
                                                                 ------------------------------------------------------------
 TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
                  Total Brokerage Commissions                       $      536              $      417           $      455
                  Brokerage Commissions to Affiliated
                  Broker/Dealers                                                                     -                    1

                                                                 FISCAL YEAR ENDED         FISCAL YEAR          FISCAL YEAR
                                                                     10/31/02             ENDED 10/31/03       ENDED 10/31/04
                                                                 ------------------------------------------------------------
                  Tax Aware Disciplined Equity Fund
                  Total Brokerage Commissions                              318                     112                   84
                  Brokerage Commissions to Affiliated
                  Broker/Dealers                                                                     -^                   -
 TAX AWARE ENHANCED INCOME FUND
                  Total Brokerage Commissions                              387                     496                  207
                  Brokerage Commissions to Affiliated
                  Broker/Dealers                                                                     -                    -
 TAX AWARE SHORT-INTERMEDIATE INCOME FUND *
                  Total Brokerage Commissions                              N/A                      69                  116
                  Brokerage Commissions to Affiliated
                  Broker/Dealers                                           N/A                       -                    -
 TAX AWARE U.S. EQUITY FUND
                  Total Brokerage Commissions                              140                     259                  925
                  Brokerage Commissions to Affiliated
                  Broker/Dealers                                                                    40                  270



                                                        FISCAL PERIOD      FISCAL PERIOD
                                                         FROM 11/1/01       FROM 1/1/02        FISCAL YEAR    FISCAL YEAR
                                                           THROUGH            THROUGH             ENDED          ENDED
                                                         12/31/01 **        10/31/02 ***        10/31/03        10/31/04
                                                        -----------------------------------------------------------------
 TAX AWARE LARGE CAP GROWTH FUND
           Total Brokerage Commissions                     $    53           $      127         $     178        $   495
           Brokerage Commissions to Affiliated
           Broker/Dealers                                                                               4              -
 TAX AWARE LARGE CAP VALUE FUND
           Total Brokerage Commissions                           5                  208               249            352
           Brokerage Commissions to Affiliated
           Broker/Dealers                                                                              10             56


* The Fund commenced operations on 12/20/02.
** The Funds changed their fiscal year end from October 31 to December 31. *** The Funds changed their fiscal year end from December 31 to October 31. ^ Amount rounds to less than one thousand.

Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

          Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehrman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.

                                 DELAWARE TRUST

JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.


                              DESCRIPTION OF SHARES


The Trust is an open-end, management investment company organized as Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".


                          DISTRIBUTIONS AND TAX MATTERS


The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the fiscal year ended October 31, 2004 (amounts in thousands):



                                                                                     EXPIRES
                                                                                    ---------
TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
                                                                 (23,569)            10/31/10
                                                                 (17,193)            10/31/11
                                                            ------------
                                           REMAINING             (40,762)
                                                            ============

TAX AWARE DISCIPLINED EQUITY FUND
                                                                 (17,202)            10/31/08
                                                                 (36,384)            10/31/09
                                                                 (50,933)            10/31/10
                                                                 (15,933)            10/31/11
                                                            ------------
                                           REMAINING            (120,452)
                                                            ============

TAX AWARE ENHANCED INCOME                                         (1,458)            10/31/10
                                                                  (6,200)            10/31/11
                                                                 (15,790)            10/31/12
                                                            ------------
                                           REMAINING             (23,448)
                                                            ============

TAX AWARE LARGE CAP GROWTH                                       (50,267)            10/31/09
                                                                 (37,056)            10/31/10
                                                                 (30,037)            10/31/11
                                                                  (4,152)            10/31/12

                                                                                     EXPIRES
                                                                                    ---------
                                           REMAINING            (121,512)
                                                            ============

TAX AWARE LARGE CAP VALUE
                                                                 (21,646)            10/31/10
                                                                  (9,355)            10/31/11
                                                            ------------
                                           REMAINING             (31,001)
                                                            ============

TAX AWARE SHORT- INTERMEDIATE INCOME FUND
                                                                  (4,405)            10/31/11
                                                                  (3,570)            10/31/12
                                                            ------------
                                           REMAINING              (7,975)
                                                            ============

TAX AWARE U.S. EQUITY FUND
                                                                  (6,399)            10/31/07
                                                                  (6,281)            10/31/08
                                                                 (21,016)            10/31/09
                                                                 (28,103)            10/31/10
                                                                 (10,218)            10/31/11
                                                            ------------
                                           REMAINING             (72,017)*
                                                             ============



* The above capital loss carryover includes $26,024 of losses acquired from JPMorgan Select Large Cap Equity Fund

EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by a Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, a Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to a Fund.

Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. Each Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by a Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to a Fund's shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gain dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement on Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.


In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.


If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.


A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.


                             ADDITIONAL INFORMATION


As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

PRINCIPAL HOLDERS. As of January 31, 2005, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds:



TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
Institutional Class Shares      JP MORGAN CHASE BANK AS AGENT FOR                        10.835
                                SARAH LUTZ TRUST
                                ATTN: SPECIAL PRODUCTS
                                500 STANTON CHRISTIANA ROAD
                                NEWARK DE  19713-2107

Class A Shares                  JP MORGAN CHASE BANK AS AGENT FOR                        15.376
                                BAYARD D CLARKSON
                                REVOCABLE TRUST
                                ATTN: SPECIAL PRODUCTS
                                500 STANTON CHRISTIANA ROAD
                                NEWARK DE  19713-2107

                                JPMORGAN CHASE BANK AS AGENT FOR                          6.482
                                STEVE AND/OR LINDA KLEINHANS
                                ATTN SPECIAL PRODUCTS
                                500 STANTON CHRISTIANA ROAD
                                NEWARK DE  19713-2107

                                JP MORGAN CHASE BANK AS AGENT FOR                         5.707
                                EDWIN C BROWN III
                                ATTN SPECIAL PRODUCTS
                                500 STANTON CHRISTIANA RD
                                NEWARK DE  19713-2107

                                JP MORGAN TRUST COMPANY N A FBO                           5.228
                                JEFF AND DIANA HILL
                                REVOCABLE TRUST
                                ATTN: SPECIAL PRODUCTS
                                500 STANTON CHRISTIANA ROAD
                                NEWARK DE  19713-2107

TAX AWARE DISCIPLINED EQUITY
FUND
Institutional Class Shares      CHARLES SCHWAB & CO INC                                  19.886
                                SPECIAL CUSTODY ACCOUNT FOR
                                BENEFIT OF CUSTOMERS
                                ATTN: MUTUAL FUNDS
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA  94104-4122

TAX AWARE U.S. EQUITY FUND
Select Class Shares             BALSA & CO REBATE ACCOUNT*                               37.558
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                LIVA & COMPANY                                           14.969
                                REBATE ACCOUNT
                                C/O JPMORGAN CHASE BANK
                                ATTN MUTUAL FUNDS
                                PO BOX 31412
                                ROCHESTER NY  14603-1412

                                BALSA & CO                                                9.849
                                REBATE ACCOUNT
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                PENLIN & CO                                               7.591
                                REBATE ACCOUNT
                                C/O JPMORGAN CHASE BANK
                                ATTN MUTUAL FUNDS
                                PO BOX 31412
                                ROCHESTER NY  14603-1412

Institutional Class Shares      NATIONAL FINANCIAL SERVICES CORP*                         43.22
                                FOR THE EXCLUSIVE BENEFIT OF
                                OUR CUSTOMERS
                                ATTN: MUTUAL FUNDS - 5TH FLOOR
                                200 LIBERTY ST - 1 WORLD FINANCIAL
                                NEW YORK NY  10281-1003

                                JPMIM AS AGENT FOR INTERPUBLIC                           14.151
                                BENEFIT PROTECTION PLAN
                                ATTN TERESA O'HANLON
                                522 5TH AVE
                                NEW YORK NY  10036-7601

Class A Shares                  JPMORGAN CHASE BANK TR                                   24.771
                                SABIN BERMANT & GOULD PENSION TRUST

                                ATTN JASMIN FELIX
                                3 METROTECH CTR FL 6
                                BROOKLYN NY  11245-0001

                                JPMORGAN CHASE BANK AS AGENT FOR                          7.364
                                JJPTW FAMILY LLLP
                                ATTN SPECIAL PRODUCTS
                                500 STANTON CHRISTIANA RD
                                NEWARK DE  19713-2107

                                NFSC FEBO                                                 5.407
                                PETER A STEVENSON
                                MARGARITA T STEVENSON
                                2750 BURNOCK DR
                                PORTAGE MI  49024-8700

                                JP MORGAN CHASE BANK AS AGENT FOR                         5.267
                                HAROLD HENDERSON
                                ATTN: SPECIAL PRODUCTS
                                500 STANTON CHRISTIANA RD
                                NEWARK DE  19713-2107

Class C Shares                  MLPF&S FOR THE SOLE BENEFIT OF*                          30.476
                                ITS CUSTOMERS
                                ATTN FUND ADMINISTRATION
                                4800 DEER LAKE DRIVE EAST 2ND FLR
                                JACKSONVILLE FL 32246-6484

                                LPL FINANCIAL SERVICES                                   10.411
                                9785 TOWNE CENTRE DRIVE
                                SAN DIEGO CA 92121-1968

                                PERSHING LLC                                              8.592
                                PO BOX 2052
                                JERSEY CITY NJ 07303-2052

                                CITIGROUP GLOBAL MARKETS INC.                             7.296
                                333 WEST 34TH STREET - 3RD FLOOR
                                NEW YORK NY 10001-2402

TAX AWARE ENHANCED INCOME FUND
Select Class Fund               BALSA & CO REBATE ACCOUNT*                               29.612
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX 77252-2558

                                BALSA & CO                                                8.719
                                JPMORGAN CHASE
                                ATTN MUTUAL FUNDS SECTION
                                14221 DALLAS PARKWAY
                                DALLAS TX 75254-2942

                                BALSA & CO                                               7.538
                                REBATE ACCOUNT
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX 77252-2558

                                PENLIN & CO                                                5.13
                                C/O JPMORGAN CHASE BANK
                                ATTN MUTUAL FUNDS
                                PO BOX 31412
                                ROCHESTER NY 14603-1412

Institutional Class Shares      JP MORGAN CHASE BANK AS AGENT FOR                        17.568
                                STERLING L WILLIAMS

                                ATTN SPECIAL PRODUCTS
                                500 STANTON CHRISTIANA RD
                                NEWARK DE  19713-2107

                                BALSA & CO                                                5.691
                                JPMORGAN CHASE
                                ATTN MUTUAL FUNDS SECTION
                                14221 DALLAS PARKWAY
                                DALLAS TX  75254-2942

Class A Shares                  NFSC FBO                                                  6.561
                                GERALD BARAD
                                304 PARK AVE S FL 11
                                NEW YORK NY  10010-4305

TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
Select Class Shares             BALSA & CO REBATE ACCOUNT*                               35.869
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                BALSA & CO                                               12.485
                                REBATE ACCOUNT
                                MUTUAL FUNDS UNIT
                                PO BOX 2558
                                HOUSTON TX  77252-2558

                                BALSA & CO                                               11.927
                                JPMORGAN CHASE
                                ATTN MUTUAL FUNDS SECTION
                                14221 DALLAS PARKWAY
                                DALLAS TX  75254-2942

Institutional Class Shares      COLORADO STATE BANK AND TRUST                             5.991
                                CUSTODIAN FBO BORGEN FAMILY
                                MASTER TRUST
                                ATTN: KATHRYN P KORDOFF
                                PO BOX 2180
                                TULSA OK  74101-2180



* - The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a "controlling person" of such shares under the 1940 Act.

The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.


                              FINANCIAL STATEMENTS


As of the date of this SAI, the Successor Funds have not commenced operations and therefore do not have financial statements. The annual audited financial statements of the Predecessor Funds and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Predecessor Funds' October 31, 2004 annual report filings made with the SEC on the date and with the accession numbers as indicated below, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

TRUST                                         FILE DATE             ACCESSION NUMBER
-----------------------------------------------------------------------------------------
J.P. Morgan Institutional Funds               12/29/04              0001047469-04-038556
J.P. Morgan Mutual Fund Group                 12/29/04              0001047469-04-038557
J.P. Morgan Mutual Fund Select Group          12/29/04              0001047469-04-038559
J.P. Morgan Series Trust                      12/29/04              0001047469-04-038560

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*


The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

     A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

     A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

     A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

     F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

     D    DEFAULT. Denotes actual or imminent payment default.

     "+" or "-"     may be appended to 'F-1' rating to denote relative status
                    within the 'F1' rating category.

     'NR' indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime      Does not fall within any of the Prime rating categories.

     DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

     R-1            Prime Credit Quality

     R-2            Adequate Credit Quality

     R-3            Speculative

All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

     R-1 (high)     Short term debt rated "R-1 (high)" is of the highest
                    credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average.
                    Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1
                    (high)", few entities are strong enough to achieve this rating.

     R-1 (middle)   Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1
                    (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

     R-1 (low)      Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     R-2(high);     Short term debt rated "R-2" is of adequate credit quality
     R-2 (middle);  and within the three subset grades, debt protection ranges
     R-2 (low)      from having reasonable ability for timely repayment to a
                    level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

     R-3(high);     Short term debt rated "R-3" is speculative, and within
     R-3 (middle);  the three subset grades, the capacity for timely payment
     R-3 (low)      ranges from mildly speculative to doubtful. "R-3" credits
                    tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

     A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

     B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

     C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

     D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

     E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

CORPORATE AND MUNICIPAL BOND RATINGS

INVESTMENT GRADE

        AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

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        AA     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

        A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

     CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

     CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 The rating C1 is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

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r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

INVESTMENT GRADE

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


FITCH


     INVESTMENT GRADE

     AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     SPECULATIVE GRADE

     BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant

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     CC,     upon sustained, favorable business or economic developments. A 'CC'
     C rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD,    DEFAULT. The ratings of obligations in this category are based on
     DD,     their prospects for achieving partial or full recovery in a
     D       reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around
             90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

BOND AND LONG-TERM DEBT RATING SCALE

     AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

     AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

     A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

     BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

     BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

     B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     CCC/    Bonds rated in any of these categories are very highly speculative
     CC/C    and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

     D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

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DESCRIPTION OF INSURANCE RATINGS

MOODY'S

INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

     Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

     Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

     A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.


     Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

     B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

     Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

     Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

     C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

     P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

     P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

     P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

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     NP      Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

     AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

     AA Very Strong financial security characteristics, differing only slightly from those rated higher.

     A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

     BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

     BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

     B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

     CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

     CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

     R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

     NR Not Rated, which implies no opinion about the insurer's financial security.

     Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

INSURER FINANCIAL STRENGTH RATINGS

A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

     AA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally

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     A       strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

     AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

     A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

     BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.


     BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

     B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

     CCC,    Very Weak. Companies rated in any of these three categories are
     CC,     viewed as very weak with a very poor capacity to meet
     C       policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

     DDD,    Distressed. These ratings are assigned to companies that have
     DD,     either failed to make payments on their obligations in a timely
     D       manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis
             (with recoveries expected in the range of 90-100%). Those rated
             'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario
             (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

     F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

     F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

     F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

     B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

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     C    VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

     D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

     MIG1/VMIG1     Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2     Strong credit quality. Margins of protection are ample
                    although not so large as in the preceding group.

     MIG3/VMIG3     Acceptable credit quality. Liquidity and cash flow
                    protection may be narrow and marketing access for refinancing is likely to be less well established.

     SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2    Satisfactory capacity to pay principal and interest.

     SP-3    Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

     aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

Preferred Share Rating Scale

     Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

     Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

     Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

     Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

     Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

     "D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                           JPMORGAN MONEY MARKET FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 19, 2005

                           JPMORGAN TRUST I ("TRUST")

          JPMorgan Prime Money Market Fund ("Prime Money Market Fund")
        JPMorgan Federal Money Market Fund ("Federal Money Market Fund")
            JPMorgan 100% U.S. Treasury Securities Money Market Fund
               ("100% U.S. Treasury Securities Money Market Fund")
       JPMorgan Tax Free Money Market Fund ("Tax Free Money Market Fund")
  JPMorgan California Municipal Money Market Fund ("California Municipal Money
                                  Market Fund")
 JPMorgan New York Municipal Money Market Fund ("New York Municipal Money Market
                                     Fund")

     (each a "Fund," and collectively, the "Money Market Funds" or "Funds")

     This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 19, 2005, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated August 31, 2004 included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

     For more information about the Funds or the Financial Statements, simply write or call:



MORGAN SHARES, CLASS B SHARES,
CLASS C SHARES, PREMIER SHARES, CASH MANAGEMENT SHARES AND        AGENCY SHARES, CAPITAL SHARES AND INSTITUTIONAL
RESERVE SHARES:                                                   CLASS SHARES:
JPMorgan Funds Services                                           JPMorgan Institutional Funds Service Center
P.O. Box 8528                                                     500 Stanton Christiana Road
Boston, MA  02266-8528                                            Newark, DE  19713

1-800-480-4111                                                    1-800-766-7722



                                                                    SAI-MMKT-205

                                TABLE OF CONTENTS



                                                                             PAGE
                                                                             ----
GENERAL                                                                         3
INVESTMENT STRATEGIES AND POLICIES                                              5
INVESTMENT RESTRICTIONS                                                        15
TRUSTEES                                                                       17
OFFICERS                                                                       23
CODES OF ETHICS                                                                24
PROXY VOTING PROCEDURES AND GUIDELINES                                         25
PORTFOLIO HOLDINGS DISCLOSURE                                                  26
INVESTMENT ADVISER                                                             27
ADMINISTRATOR                                                                  30
DISTRIBUTOR                                                                    31
DISTRIBUTION PLAN                                                              31
CUSTODIAN                                                                      34
TRANSFER AGENT                                                                 35
SHAREHOLDER SERVICING                                                          35
EXPENSES                                                                       37
FINANCIAL INTERMEDIARIES                                                       38
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                  38
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                  39
PURCHASES, REDEMPTIONS AND EXCHANGES                                           39
NET ASSET VALUE                                                                40
PORTFOLIO TRANSACTIONS                                                         41
DELAWARE TRUST                                                                 41
DESCRIPTION OF SHARES                                                          42
DISTRIBUTIONS AND TAX MATTERS                                                  43
ADDITIONAL INFORMATION                                                         47
FINANCIAL STATEMENTS                                                           58
APPENDIX A                                                                      1

                                     GENERAL


THE TRUST AND THE FUNDS

     The Funds are series of JPMorgan Trust I ("Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004. Each Fund is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005.

     The Predecessor Funds were formerly series of J.P. Morgan Mutual Fund Trust, a Massachusetts business trust (the "Predecessor Trust").

     Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

     On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust
I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

     JPMMFT. Prior to February 19, 2005, the Funds were series of J.P. Morgan Mutual Fund Trust ("JPMMFT"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 4, 1994. On April 30, 2003, the name of JPMMFT was changed from Mutual Fund Trust to J.P. Morgan Mutual Fund Trust.

     After the close of business on February 18, 2005, the JPMorgan 100% U.S. Treasury Securities Money Market Fund acquired all of the assets and liabilities of One Group Treasury Only Money Market Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between the Predecessor Trust, on behalf of JPMorgan 100% U.S. Treasury Securities Money Market Fund, and One Group Mutual Funds, on behalf of One Group Treasury Only Money Market Fund.

     For ease of reference, throughout this SAI, the Board of Trustees of the Trust, the Board of Trustees of JPMMFS, and the Board of Trustees of the Predecessor Trust are referred to herein collectively as the "Board of Trustees."

SHARE CLASSES

     The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:



Prime Money Market Fund                                  Class B, Class C, Morgan, Premier, Agency, Institutional Class,
                                                         Capital, Reserve and Cash Management
Federal Money Market Fund                                Morgan, Premier, Agency, Institutional Class and Reserve
100% U.S. Treasury Securities Money Market Fund          Morgan, Premier, Agency, Institutional Class, Capital and Reserve
Tax Free Money Market Fund                               Morgan, Premier, Agency, Institutional Class and Reserve
California Municipal Money Market Fund                   Morgan
New York Municipal Money Market Fund                     Morgan and Reserve

    Currently, each Fund offers the following classes of shares:



Prime Money Market Fund                                  Class B, Class C, Morgan, Premier, Agency, Institutional Class,
                                                         Capital, Reserve and Cash Management
Federal Money Market Fund                                Morgan, Premier, Agency, Institutional Class and Reserve
100% U.S. Treasury Securities Money Market Fund          Morgan, Premier, Agency, Institutional Class, Capital and Reserve
Tax Free Money Market Fund                               Morgan, Premier, Agency, Institutional Class and Reserve
California Municipal Money Market Fund                   Morgan
New York Municipal Money Market Fund                     Morgan and Reserve



     The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

     Effective September 10, 2001, the Board of Trustees of the Predecessor Trust approved the re-naming of the following Funds:



NEW NAME                                                 FORMER NAME
JPMorgan Prime Money Market Fund                         JPMorgan Prime Money Market Fund II
JPMorgan Federal Money Market Fund                       JPMorgan Federal Money Market Fund II



     Effective May 1, 2003, the Predecessor Trust was renamed with the approval of the Board of Trustees to J.P. Morgan Mutual Fund Trust from Mutual Fund Trust.

     Effective February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:



NEW NAME                                                 FORMER NAME
JPMorgan California Municipal Money Market Fund          JPMorgan California Tax Free Money Market Fund
JPMorgan New York Municipal Money Market Fund            JPMorgan New York Tax Free Money Market Fund



     The shares of the Funds are collectively referred to in this SAI as the "Shares."

MISCELLANEOUS

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     Each Fund is a separate series of the Trust. The Funds are diversified as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act").

     In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund"). The other JPMorgan Funds are covered by separate Statements of Additional Information.

     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

     The Prospectuses set forth the various investment policies applicable to each Fund. The Money Market Funds invest only in U.S. dollar-denominated high-quality obligations which are determined to present minimal credit risks. This credit determination must be made in accordance with procedures established by the Board of Trustees.

     The management style used for the Funds emphasizes several key factors. Portfolio managers consider the security quality, that is, the ability of the debt issuer to make timely payments of principal and interest. Also important in the analysis is the relationship of a bond's structure, yield and its maturity, in which the managers evaluate the risks of investing in long-term higher-yielding securities. Another step in the analysis is comparing yields on different types of securities to determine relative risk/reward profiles.

                            MONEY MARKET INSTRUMENTS


     A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

     U.S. TREASURY SECURITIES. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Prime Money Market Fund and the Federal Money Market Fund may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency. The Federal Money Market Fund generally limits its investment in agency and instrumentality obligations to obligations the interest on which is generally not subject to state and local income taxes by reason of federal law.

     FOREIGN GOVERNMENT OBLIGATIONS. The Prime Money Market Fund, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities must be denominated in U.S. dollars. See "Foreign Investments."

     BANK OBLIGATIONS. The Tax Free Money Market Fund, California Municipal Money Market Fund, New York Municipal Money Market Fund (collectively, the "Tax Free and Municipal Funds") and the Prime Money Market Fund, unless otherwise noted in the Prospectuses or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size and (iii) U.S. branches of foreign banks of equivalent size. See "Foreign Investments." The Prime Money Market Fund will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Prime Money Market Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

     COMMERCIAL PAPER. The Prime Money Market Fund may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Prime Money Market Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Prime Money Market Fund to be liquid because they are payable upon demand. The Prime Money Market Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     ASSET-BACKED SECURITIES. The Prime Money Market Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

     STRUCTURED PRODUCTS. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

     A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of a Fund's fundamental investment restriction related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Funds invest may be deemed illiquid and subject to their restrictions on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there may be no active trading market for structured products.


     REPURCHASE AGREEMENTS. Each of the Funds (other than the Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund) may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a collateralized loan of money by a Fund to the seller. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund may engage only in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3 of the 1940 Act, which has the effect of enabling the Funds to look to the collateral, rather than the counterparty, for determining whether its assets are "diversified" for 1940 Act purposes. The Prime Money Market Fund may also engage in repurchase agreement transactions that are collateralized by money market instruments or corporate debt securities that, at the time the transaction is entered into, are rated at least investment grade by the requisite nationally recognized statistical rating organizations. For these repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral for determining such diversification. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

     OTHER DEBT SECURITIES. The Prime Money Market Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including, without limitation, corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectuses or this SAI.


                               FOREIGN INVESTMENTS


     The Prime Money Market Fund may invest in certain foreign securities. All investments must be U.S. dollar-denominated. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.


         Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

                              MUNICIPAL OBLIGATIONS


     The Prime Money Market Fund and the Tax Free and Municipal Funds may invest in municipal obligations. The Prime Money Market Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which they may invest. Dividends paid by these

Funds that are derived from interest on municipal obligations will be taxable to shareholders for federal income tax purposes.

     Interest on certain municipal obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax ("AMT"). Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT items and the interest on which is not subject to federal income tax. This legislation may affect the availability of municipal obligations for investment by the Tax Free and Municipal Funds. Investments by the Tax Free and Municipal Funds will be made in unrated municipal obligations only if they are determined to be of comparable quality to permissible rated investments on the basis of the Adviser's credit evaluation of the obligor or of the bank issuing a participation certificate, letter of credit or guaranty, or insurance issued in support of the obligation. High-quality instruments may produce a lower yield than would be available from less highly rated instruments. The Board of Trustees has determined that municipal obligations which are backed by the credit of the U.S. Government will be considered to have a rating equivalent to Moody's Aaa.

     If, subsequent to purchase by the Tax Free and Municipal Funds (a) an issue of rated municipal obligations ceases to be rated in the highest short-term rating category by at least two rating organizations (or one rating organization if the instrument is rated by only one such organization) or the Board of Trustees determines that it is no longer of comparable quality or (b) a Money Market Fund's Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Board of Trustees will reassess promptly whether such security presents minimal credit risk and will cause such Money Market Fund to take such action as it determines is in its best interest and that of its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Adviser becoming aware of the new rating and the Fund's Board of Trustees is subsequently notified of the Adviser's actions.

     MUNICIPAL BONDS. The Prime Money Market Fund and the Tax Free and Municipal Funds may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities. The Prime Money Market Fund may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. These municipal bonds and notes will be taxable securities; income generated from these investments will be subject to federal, state and local taxes.


     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.


     The Tax Free and Municipal Funds may also invest in industrial development bonds that are backed only by the assets and revenues of the non-governmental issuers such as hospitals or airports, provided, however, that the Tax Free and Municipal Funds may not invest more than 25% of the value of their total assets in such bonds if the issuers are in the same industry.


     MUNICIPAL NOTES. Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment.

     Municipal demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes.


     MUNICIPAL LEASE OBLIGATIONS. The Tax Free and Municipal Funds may invest in municipal lease obligations. These typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Tax Free and Municipal Funds may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Each Fund will limit its investments in "non-appropriation" leases to 10% of its assets. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

                             ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value ("NAV") and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Fund's custodian (see "Custodian") a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     FORWARD COMMITMENTS. The Prime Money Market Fund and the Tax Free and Municipal Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although, with respect to the Tax Free and Municipal Funds, short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which, for consideration by investors in the Tax Free and Municipal Funds, are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

     STAND-BY COMMITMENTS. When a Fund purchases securities it may also enter into put transactions, including those referred to as stand-by commitments, with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price within a specified period prior to its maturity date and entitles a Fund to same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

     The amount payable to a Money Market Fund upon its exercise of a stand-by commitment with respect to a municipal obligation normally would be (i) the acquisition cost of the municipal obligation (excluding any accrued interest paid by the Fund on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, a Money Market Fund would value the underlying municipal obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying municipal obligation. The Money Market Funds value stand-by commitments at zero for purposes of computing their net asset value per share.

     The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and the fact that the maturity of the underlying security will generally be different from that of the commitment. Not more than 10% of the total assets of a Money Market Fund will be invested in municipal obligations that are subject to stand-by commitments from the same bank or broker-dealer.

     FLOATING AND VARIABLE RATE SECURITIES AND PARTICIPATION CERTIFICATES. Each Fund, other than the 100% U.S. Treasury Securities Money Market Fund, may invest in floating and variable rate securities. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The floating or variable rate demand instruments in which the Funds may invest are payable on demand on not more than seven calendar days' notice.

     The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or London Interbank Offered Rate, as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by the Board of Trustees of the Trust in order to minimize credit risks.


     The Board of Trustees may determine that an unrated floating or variable rate security meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution will be necessary. The Board of Trustees will re-evaluate each unrated floating or variable rate security on a quarterly basis to determine that it continues to meet a Fund's high quality criteria. If an instrument is ever deemed to fall below a Fund's high quality standards, either it will be sold in the market or the demand feature will be exercised.


     The securities in which the Tax Free and Municipal Funds and the Prime Money Market Fund may invest include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"), and, in the case of the Prime Money Market Fund, certificates of indebtedness or safekeeping. Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.


     A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund may retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.


     The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax-exempt. Participation Certificates will only be purchased by the Tax Free and Municipal Funds if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.


     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with inflation, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent this does occur, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar weighted average portfolio maturity.

     TENDER OPTION FLOATING OR VARIABLE RATE CERTIFICATES. The Funds may invest in tender option bonds. A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating or variable rate security.


     ZERO COUPON AND STRIPPED OBLIGATIONS. Each Fund may invest up to 20% of its total assets in stripped obligations. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. The Prime Money Market Fund and the Tax Free and Municipal Funds may also invest in zero coupon obligations. Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the rules of the Internal Revenue Code of 1986, as amended (the "Code"), investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.


     Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.


     CUSTODIAL RECEIPTS. The Prime Money Market Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not deemed U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

     FUNDING AGREEMENTS. The Prime Money Market Fund and the Tax Free and Municipal Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser. Funding agreements generally will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there generally is no active secondary market for these investments, a funding agreement may be deemed to be illiquid.

     TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, each Tax Free and Municipal Fund may invest without limitation in high quality taxable money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Prime Money Market Fund and the Tax Free and Municipal Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. No Fund may acquire any illiquid securities if, as a result thereof, more than 10% of a Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as the Prime Money Market Fund's investments in private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     The Prime Money Market Fund and the Tax Free and Municipal Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.


     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.


                    DIVERSIFICATION AND QUALITY REQUIREMENTS

     Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of each Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     At the time the California Municipal Money Market Fund or the New York Municipal Money Market Fund acquires its investments, the investments will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. Each of these Funds may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to rated first or second tier securities. These Funds may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.


     At the time any of the other JPMorgan Money Market Funds acquires its investments, the investments will qualify as first tier securities. The Funds may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to rated first tier securities. The Funds may not purchase any security which qualifies as a second tier security at the time of the Fund's investment.

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.


     If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time of investment, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS.

     Each Fund:


     (1) May not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

     (2) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law;


     (3) May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks; and (ii) the Tax Free and Municipal Funds may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates;


     (4) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     (5) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     (6) May not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     (7) May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.


     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participators are considered to be debt instruments. For the Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund, the Funds' 80% investment policy is fundamental and may not be changed without shareholder approval.


     For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.


                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.


     In addition, each Fund is subject to the following non-fundamental investment restrictions which may be changed without shareholder approval:

     (1) Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

     (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

     (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

     (4) Each Fund may not invest more than 10% of its net assets in illiquid securities.

     (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

     (7) Each Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


     For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.


     The investment objective of each Fund is non-fundamental.

     For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


                                    TRUSTEES

         The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                               NUMBER OF PORTFOLIOS
NAME (YEAR OF BIRTH);                                            IN FUND COMPLEX
    POSITIONS WITH                  PRINCIPAL OCCUPATIONS          OVERSEEN BY             OTHER DIRECTORSHIPS HELD
  THE FUNDS (SINCE)                   DURING PAST 5 YEARS           TRUSTEE(1)               OUTSIDE FUND COMPLEX
  -----------------                   -------------------           ----------               --------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG            Retired; Vice President &               110           None.
(1941); Trustee of Trust        Treasurer of Ingersoll-Rand
since 2005; Trustee of          Company (manufacturer of
Predecessor Funds since 1987.   industrial equipment)
                                (1972-2000).

ROLAND R. EPPLEY, JR.           Retired; President & Chief              110           Director, Janel Hydro, Inc.
(1932); Trustee of Trust        Executive Officer, Easter                             (automotive) (1993-present).
since 2005; Trustee of          States Bankcard (1971-1988).
Predecessor Funds since 1989.

JOHN F. FINN                    President and Chief                     110           Director, Cardinal Health, Inc
(1947); Trustee of Trust        Executive Officer of                                  (CAH) (1994-present).
since 2005.                     Gardner, Inc. (wholesale
                                distributor to outdoor power
                                equipment industry)
                                (1979-present).

DR. MATTHEW GOLDSTEIN           Chancellor of the City                  110           Trustee of Bronx-Lebanon Hospital
(1941); Trustee of Trust        University of New York                                Center (1992-present); Director
since 2005; Trustee of          (1999-present); President,                            of New Plan Excel Realty Trust,
Predecessor Funds since 2003.   Adelphi University (New                               Inc. (real estate investment
                                York) (1998-1999).                                    trust) (2000-present); Director
                                                                                      of Lincoln Center Institute for
                                                                                      the Arts in Education
                                                                                      (1999-present).

ROBERT J. HIGGINS (1945);       Retired; Director of                    110           Director of Providian Financial
Trustee of Trust since 2005;    Administration of the State                           Corp. (banking) (2002-present).
Trustee of Predecessor Funds    of Rhode Island (2003-2004);
since 2002.                     President - Consumer Banking
                                and Investment Services,
                                Fleet Boston Financial
                                (1971-2001).

                                                               NUMBER OF PORTFOLIOS
NAME (YEAR OF BIRTH);                                            IN FUND COMPLEX
    POSITIONS WITH                  PRINCIPAL OCCUPATIONS          OVERSEEN BY             OTHER DIRECTORSHIPS HELD
  THE FUNDS (SINCE)                   DURING PAST 5 YEARS           TRUSTEE(1)               OUTSIDE FUND COMPLEX
  -----------------                   -------------------           ----------               --------------------
PETER C. MARSHALL               Self-employed business                  110           None.
(1942); Trustee of Trust        consultant (2002-present);
since 2005.                     Senior Vice President, W.D.
                                Hoard, Inc. (corporate
                                parent of DCI Marketing,
                                Inc.) (2000-2002);
                                President, DCI Marketing,
                                Inc. (1992-2000).

MARILYN MCCOY                   Vice President of                       110           Director, Mather LifeWays
(1948); Trustee of Trust        Administration and Planning,                          (1994-present); Director,
since 2005.                     Northwestern University                               Carleton College (2003-present).
                                (1985-present).

WILLIAM G. MORTON, JR.          Retired; Chairman Emeritus              110           Director of Radio Shack
(1937); Trustee of Trust        (2001-2002), and Chairman                             Corporation (electronics)
since 2005; Trustee of          and Chief Executive Officer,                          (1987-present); Director of The
Predecessor Funds since 2003.   Boston Stock Exchange (1985-                          National Football Foundation and
                                2001).                                                College Hall of Fame
                                                                                      (1994-present); Trustee of the
                                                                                      Berklee College of Music
                                                                                      (1998-present); Trustee of the
                                                                                      Stratton Mountain School
                                                                                      (2001-present).

ROBERT A. ODEN, JR. (1946);     President, Carleton College             110           Director, American University in
Trustee of Trust since 2005.    (2002-present); President,                            Cairo.
                                Kenyon College (1995-2002).

FERGUS REID, III (1932);        Chairman of Lumelite                    110           Trustee of Morgan Stanley Funds
Trustee of Trust (Chairman)     Corporation (plastics                                 (209 portfolios) (1995-present).
since 2003; Trustee             manufacturing)
(Chairman) of Predecessor       (2003-present); Chairman and
Funds since 1987.               CEO of Lumelite Corporation
                                (1985-2002).

FREDERICK W. RUEBECK            Advisor, Jerome P. Green &              110           Director, AMS Group
(1939); Trustee of Trust        Associates, LLC                                       (2001-present); Director, Wabash
since 2005.                     (broker-dealer)                                       College (1988-present); Trustee,
                                (2002-present); Investment                            Seabury-Western Theology Seminary
                                Officer, Wabash College                               (1993-present); Chairman,
                                (2004-present);                                       Indianapolis Symphony Orchestra
                                self-employed consultant                              Foundation (1994-present).
                                (January 2000 to present);
                                Director of Investments, Eli
                                Lilly and Company (1988-1999).

JAMES J. SCHONBACHLER (1943);   Retired; Managing Director              110           None.
Trustee of Trust since 2005;    of Bankers Trust Company
Trustee of Predecessor Funds    (financial services)
since 2001.                     (1968-1998).

                                                               NUMBER OF PORTFOLIOS
NAME (YEAR OF BIRTH);                                            IN FUND COMPLEX
    POSITIONS WITH                  PRINCIPAL OCCUPATIONS          OVERSEEN BY             OTHER DIRECTORSHIPS HELD
  THE FUNDS (SINCE)                   DURING PAST 5 YEARS           TRUSTEE(1)               OUTSIDE FUND COMPLEX
  -----------------                   -------------------           ----------               --------------------
INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.*       Retired; Chief Executive                110           None.
(1935); Trustee of Trust        Officer of Chase Mutual
since 2005; Trustee of          Funds (investment company)
Predecessor Funds since 1998.   (1989-1998); President &
                                Chief Executive Officer of
                                Vista Capital Management
                                (investment management)
                                (1990-1998); Chief Investment
                                Executive of Chase Manhattan
                                Private Bank (investment
                                management) (1990-1998).



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES

     The Board of Trustees currently has four standing committees: the Audit, Valuation and Compliance, Governance, and Investment Committees. The Board does not have a Compensation Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants; and (vii) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2004.

     The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; (ii) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (iii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and Compliance Committee was consulted by management of the JPMorgan Funds on two occasions during the fiscal year ended August 31, 2004. Prior to February 19, 2005, the Valuation and Compliance Committee was known as the Valuation Committee.

     The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' auditors). The Governance Committee met once during the fiscal year ended August 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

     Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee met once during the fiscal year ended August 31, 2004.

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1) :



                                                                            OWNERSHIP OF TAX  OWNERSHIP OF 100% U.S.
                           OWNERSHIP OF PRIME         OWNERSHIP OF FEDERAL      FREE MONEY     TREASURY SECURITIES
NAME OF TRUSTEE            MONEY MARKET FUND           MONEY MARKET FUND       MARKET FUND      MONEY MARKET FUND
INDEPENDENT TRUSTEES
William J. Armstrong               None                       None                 None               None
Roland R. Eppley, Jr.              None                       None                 None               None
John F. Finn                       None                       None                 None               None
Dr. Matthew Goldstein              None                       None                 None               None
Robert J. Higgins                  None                       None                 None               None
Peter C. Marshall                  None                       None                 None               None
Marilyn McCoy                      None                       None                 None               None
William G. Morton, Jr.             None                       None                 None               None
Robert A. Oden, Jr.                None                       None                 None               None
Fergus Reid, III               Over $100,000                  None                 None               None
Frederick W. Ruebeck               None                       None                 None               None
James J. Schonbachler              None                       None                 None               None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.       Over $100,000                  None                 None               None

                                                                                          AGGREGATE OWNERSHIP OF ALL
                                OWNERSHIP OF NEW YORK       OWNERSHIP OF CALIFORNIA    REGISTERED INVESTMENT COMPANIES
                               MUNICIPAL MONEY MARKET       MUNICIPAL MONEY MARKET     OVERSEEN BY TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                         FUND                          FUND                 INVESTMENT COMPANIES(1)(2)
INDEPENDENT TRUSTEES
William J. Armstrong                    None                          None                        Over $100,000
Roland R. Eppley, Jr.                   None                          None                        Over $100,000
John F. Finn                            None                          None                        Over $100,000
Dr. Matthew Goldstein                   None                          None                      $50,001 - $100,00
Robert J. Higgins                       None                          None                             None
Peter C. Marshall                       None                          None                        Over $100,000
Marilyn McCoy                           None                          None                        Over $100,000
William G. Morton, Jr.                  None                          None                             None
Robert A. Oden, Jr.                     None                          None                        Over $!00,000
Fergus Reid, III                        None                          None                        Over $100,000
Frederick W. Ruebeck                    None                          None                        Over $100,000
James J. Schonbachler                   None                          None                      $50,001 - $100,00
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                None                          None                        Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Family of Investment Companies consisted of 16 registered investment companies, including the former One Group Mutual Funds (now known as JPMorgan Trust II) (51 portfolios), One Group Investment Trust (nine portfolios), and 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios).

(2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

     As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

     Each Trustee is currently paid an annual fee of $122,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. For his services as Vice Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Marshall is paid an additional $41,000. Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Chairmen) are paid an additional $40,000 for their services as committee Chairmen. Sub-Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as Sub-Committee Chairmen) are paid an additional $20,000 for their services as Sub-Committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The
Funds will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS



                              100% U.S. TREASURY       CALIFORNIA         FEDERAL         NEW YORK
                               SECURITIES MONEY     MUNICIPAL MONEY        MONEY      MUNICIPAL MONEY      PRIME MONEY
    NAME OF TRUSTEE              MARKET FUND          MARKET FUND       MARKET FUND      MARKET FUND       MARKET FUND
INDEPENDENT TRUSTEES
William J. Armstrong             $    7,355           $       235        $   4,849       $     2,547       $   70,151
Roland R. Eppley, Jr.                 5,517                   176            3,637             1,911           52,611
John F. Finn                              0                     0                0                 0                0
Dr. Matthew Goldstein                 5,517                   176            3,637             1,911           52,611
Robert J. Higgins                     5,517                   176            3,637             1,911           52,611
Peter C. Marshall                         0                     0                0                 0                0

                              100% U.S. TREASURY       CALIFORNIA         FEDERAL         NEW YORK
                               SECURITIES MONEY     MUNICIPAL MONEY        MONEY      MUNICIPAL MONEY      PRIME MONEY
    NAME OF TRUSTEE              MARKET FUND          MARKET FUND       MARKET FUND      MARKET FUND       MARKET FUND
Marilyn McCoy                             0                    0                 0                 0                0
William G. Morton, Jr.                5,517                  176             3,637             1,911           52,611
Robert A. Oden, Jr.                       0                    0                 0                 0                0
Fergus Reid, III                     11,493                  368             7,577             3,980          109,609
Frederick W. Ruebeck                      0                    0                 0                 0                0
James J. Schonbachler                 5,517                  176             3,637             1,911           52,611
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                556                   21               349               197            5,841



                               TAX FREE MONEY    TOTAL COMPENSATION PAID
       NAME OF TRUSTEE          MARKET FUND      FROM THE FUND COMPLEX(1)
INDEPENDENT TRUSTEES
William J. Armstrong            $   19,416             $   160,000
Roland R. Eppley, Jr.               14,562                 120,000
John F. Finn                             0                       0
Dr. Matthew Goldstein               14,562                 120,000
Robert J. Higgins                   14,562                 120,000
Peter C. Marshall                        0                       0
Marilyn McCoy                            0                       0
William G. Morton, Jr.              14,562                 120,000
Robert A. Oden, Jr.                      0                       0
Fergus Reid, III                    30,338                 250,000
Frederick W. Ruebeck                     0                       0
James J. Schonbachler               14,562                 120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             1,865                 160,000^



^   Includes $146,667 of deferred compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table as shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

     Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                                    OFFICERS


     The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
        -----------------                                           -------------------
George C.W. Gatch (1962),           Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds.
President (2001)                    An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi
                                    Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President (2004)**      Mutual Funds from November 2001 until present.  From October 1999 to present, Vice
                                    President and Treasurer, One Group Administrative Services, Inc. (now known as
                                    JPMorgan Funds Management, Inc.), and Vice President and Treasurer, One Group
                                    Dealer Services, Inc. (now known as JPMorgan Distribution Services, Inc.)

Patricia A. Maleski (1960),         Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief            Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in
Administrative Officer (2004)       2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a
                                    service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey (1969),         Director of Mutual Fund Administration, One Group Administrative Services (now
Treasurer (2004)**                  known as JPMorgan Funds Management, Inc.), since 2004; Ms. Dorsey worked for Bank
                                    One Corporation (now known as JP Morgan Chase & Co.) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial
                                    Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Secretary (2005)                    (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                    attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant General

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
        -----------------                                           -------------------
Assistant Secretary (2004)**        Counsel and Associate General Counsel and Vice President, Gartmore Global
                                    Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Various attorney positions for Bank One Corporation (now known as JP Morgan Chase &
Assistant Secretary (2004)**        Co.) since 1990.

Nancy E. Fields (1949), Assistant   From October 1999 to present, Director, Mutual Fund Administration, One Group
Secretary (2004)**                  Administrative Services, Inc. (now known as JPMorgan Funds Management, Inc.)
                                    and Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc.
                                    (now known as JPMorgan Distribution Services, Inc.). From July 1999 to
                                    October 1999, Project Manager, One Group, Banc One Investment Advisors
                                    Corporation (now known as JPMorgan Investment Advisors, Inc.).

Avery P. Maher (1945),              Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice
Assistant Secretary (2004)          President and Assistant Secretary of John Hancock Advisers, LLC, from 1992 to
                                    2004.

Alaina V. Metz (1967),              Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary (2001)*

Suzanne E. Cioffi (1967),           Vice President, JPMIM, responsible for mutual fund financial reporting.  During
Assistant Treasurer (2005)          the past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965),        Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)          mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                    Administration at Prudential Investments.

Stephen M. Ungerman (1953), Chief   Vice President, JPMIM; previously, head of Fund Administration - Pooled Vehicles.
Compliance Officer (2004)           Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in
                                    Prudential Financial's asset management business, including Associate General
                                    Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.



*   The contact address for the officer is 3435 Stelzer Road, Columbus, OH
    43219.
** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

     As of January 31, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS


     The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES


     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.


     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:


     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.


     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.




     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


     In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30, 2004 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.


                          PORTFOLIO HOLDINGS DISCLOSURE


     As described in the Prospectuses and pursuant to the procedures approved by the Trustees, each business day, a Fund will make available to the public upon request to JPMorgan Funds Services or the JPMorgan Institutional Funds Service Center (1-800-480-4111 or 1-800-766-7722, respectively) an uncertified complete schedule of its portfolio holdings as of the prior business day.

     A Fund's publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a weekly or monthly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of a Fund and (ii) clients of the Adviser or its affiliates that invest in a Fund or such clients' consultants. No compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. A list of the entities that receive a Fund's portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

     Standard & Poor's                         Weekly            3 days after trade date
     Moody's Investor Service                  Weekly            3 days after trade date
     Fitch Ratings                             Weekly            3 days after trade date



     In addition, certain service providers to a Fund, or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive a Fund's portfolio holdings information earlier than as provided in the first paragraph above, such as rating and ranking agencies, pricing services, accountants, attorneys, custodians, brokers in connection with Fund transactions and in providing pricing quotations, and transfer agents. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

     Disclosure of a Fund's portfolio securities as an exception to a Fund's normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between a Fund's shareholders on the one hand and a Fund's Adviser or any affiliated person of a Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about a Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however, that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

     The Funds also include information related to portfolio holding information, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. After this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to the Trust, reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and (iv) the contingent removal of each of the Funds from the Advisory Agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds, and prior to February 28, 2001, the investment adviser was The Chase Manhattan Bank ("Chase"). On September 1, 2003, JPMFAM
(USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM or a predecessor, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

     The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM or JPMFAM (USA) (waived amounts are in parentheses), as applicable, with respect to the fiscal periods indicated (amounts in thousands):



                                                           FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                                8/31/02              8/31/03             8/31/04
PRIME MONEY MARKET FUND
     Paid or Accrued                                         $ 59,806,000         $ 52,172,000        $ 48,047,000
     WAIVED                                                             -                    -                   -
FEDERAL MONEY MARKET FUND
     Paid or Accrued                                            5,711,000            4,200,000           3,483,000
     Waived                                                             -                    -                   -
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
     Paid or Accrued                                            5,679,000            5,486,000           5,085,000
     Waived                                                             -                    -                   -
TAX FREE MONEY MARKET FUND

     Paid or Accrued                                            7,441,000            9,952,000           12,355,000
     Waived                                                             -                    -                   -
CALIFORNIA MUNICIPAL MONEY MARKET FUND
     Paid or Accrued                                              146,000              156,000             157,000
     Waived                                                             -                    -                   -
NEW YORK MUNICIPAL MONEY MARKET FUND
     Paid or Accrued                                            2,349,000            2,121,000           1,780,000
     Waived                                                             -                    -                   -



     The Advisory Agreement provides that it will continue in effect for a period beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

     The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or their affiliates, has approved the Advisory Agreement for the Trust, on behalf of the Funds.

     As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

     In approving each Advisory Agreement, the Board of Trustees considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

     In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays apportion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% on the first $100 billion of the average daily net assets of all the money market funds in the JPMorgan Funds Complex and 0.05% of the average daily net assets of the money market funds in the JPMorgan Funds Complex over $100 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of the former One Group Mutual Funds.

     From September 10, 2001 to February 19, 2005, pursuant to the administration agreements between the Predecessor Trust, on behalf of the Predecessor Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from each Predecessor Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.10% of each Predecessor Fund's average daily net assets of up to $100 billion on an annualized basis for the Predecessor Fund's then current fiscal year plus 0.05% of the average daily net assets over $100 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Predecessor Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Predecessor Fund's sub-administrator.

     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).



                                                           FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                                8/31/02              8/31/03             8/31/04
PRIME MONEY MARKET FUND
     Paid or Accrued                                          $ 59,033,000        $ 52,172,000        $ 48,047,000
     Waived                                                     (9,237,000)         (4,474,000)         (7,801,000)

                                                           FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                                8/31/02              8/31/03             8/31/04
FEDERAL MONEY MARKET FUND
     Paid or Accrued                                             5,640,000           4,200,000           3,483,000
     Waived                                                     (1,039,000)           (715,000)           (846,000)
TAX FREE MONEY MARKET FUND
     Paid or Accrued                                             7,368,000           9,952,000          12,355,000
     Waived                                                     (2,206,000)         (2,279,000)         (1,767,000)
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
     Paid or Accrued                                             5,616,000           5,486,000           5,085,000
     Waived                                                     (1,103,000)           (852,000)           (661,000)
CALIFORNIA MUNICIPAL MONEY MARKET FUND
     Paid or Accrued                                               144,000             156,000             157,000
     Waived                                                        (67,000)            (89,000)           (110,000)
NEW YORK MUNICIPAL MONEY MARKET FUND
     Paid or Accrued                                             2,325,000           2,121,000           1,780,000
     Waived                                                       (823,000)            (63,000)           (125,000)


                                   DISTRIBUTOR


     Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Predecessor Funds.


                                DISTRIBUTION PLAN


     The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Cash Management, Class B and Class C Shares of the Prime Money Market Fund, the Morgan Shares of the Money Market Funds (except the Prime Money Market Fund) and the Reserve Shares of the Prime Money Market Fund, Federal Money Market Fund, 100% U. S. Treasury Securities Money Market Fund, Tax Free Money Market Fund and New York Municipal Money Market Fund, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth in their respective Prospectuses.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund;
(iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     The Institutional Class Shares, Premier Shares, Capital Shares and Agency Shares of the Money Market Funds have no Distribution Plan.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.75% annualized of the average daily net asset value of the Class B Shares or Class C Shares maintained in a Fund by such broker-dealers' customers. With respect to Cash Management Shares of Prime Money Market Fund, broker-dealers will be compensated with trail or maintenance commissions of 0.50% annualized of the average daily net asset value. With respect to Reserve Shares of Prime Money Market Fund, Tax Free Money Market Fund and New York Municipal Money Market Fund, broker-dealers will be compensated with trail or maintenance commissions of 0.25% annualized of the average daily net asset value. For Class B, Class C and Morgan Shares purchased before February 19, 2005, trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. For other classes of shares and for Class B, Class C and Morgan Shares purchased on or after February 19, 2005, such commissions will generally be paid beginning at the time of initial purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive 0.75% on Class B and C Shares, 0.50% on Cash Management Shares, 0.10% on Morgan Shares (except for Morgan Shares of the Prime Money Market Fund) and 0.25% on Reserve Shares of average daily net assets, the fee will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). However, no class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

     The Capital Shares, Institutional Class Shares, Premier Shares and Agency Shares of the Money Market Funds have no Distribution Plan.


     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").


     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan.

The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS and the Predecessor Trust with respect to the classes of Shares specified above.

     The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                       FISCAL YEAR ENDED             FISCAL YEAR ENDED             FISCAL YEAR ENDED
                                            8/31/02                       8/31/03                       8/31/04
---------------------------------------------------------------------------------------------------------------------------
                                  PAID/ACCRUED      WAIVED       PAID/ACCRUED      WAIVED      PAID/ACCRUED      WAIVED
---------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
     B Shares                     $    103,000              -    $     90,000              -    $     65,000              -
     C Shares                            3,000              -           5,000              -           4,000              -
     Reserve Shares                    683,000              -       1,011,000              -         722,000              -
     Cash Management Shares          1,028,000              -       1,806,000              -         530,000              -
FEDERAL MONEY MARKET FUND
     Morgan Shares                     627,000              -         381,000   $   (278,000)        299,000   $   (186,000)
TAX FREE MONEY MARKET FUND
     Morgan Shares                     883,000       (233,000)        702,000       (562,000)        608,000       (466,000)
100% U.S. TREASURY SECURITIES
MONEY MARKET FUND
     Morgan Shares                   4,068,000     (3,132,000)      3,168,000     (2,687,000)      2,273,000     (1,973,000)
CALIFORNIA MUNICIPAL MONEY
MARKET FUND
     Morgan Shares                     146,000        (56,000)        156,000       (156,000)        157,000       (156,000)
NEW YORK MUNICIPAL MONEY MARKET
FUND
     Morgan Shares                   2,262,000     (1,477,000)      1,940,000     (1,878,000)      1,609,000     (1,609,000)
     Reserve Shares                    261,000        (72,000)        544,000       (139,000)        513,000       (137,000)



     The table below sets forth the expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended August 31, 2004:



PRIME MONEY MARKET FUND
   Advertising and sales literature                                                        $     76,757
   Class B Shares financing charges                                                              65,234
   Compensation to dealers                                                                      934,101
   Compensation to sales personnel                                                                   70
   Equipment, supplies and other indirect distribution-related expenses                         695,858
   Printing, production and mailing of prospectuses to other than current shareholders          132,075
FEDERAL MONEY MARKET FUND
   Advertising and sales literature                                                               5,735
   Class B Shares financing charges                                                                   -
   Compensation to dealers                                                                       66,366
   Compensation to sales personnel                                                                    5

   Equipment, supplies and other indirect distribution-related expenses                          50,790
   Printing, production and mailing of prospectuses to other than current shareholders            9,334
TAX FREE MONEY MARKET FUND
   Advertising and sales literature                                                              17,800
   Class B Shares financing charges                                                                   -
   Compensation to dealers                                                                      238,581
   Compensation to sales personnel                                                                   16
   Equipment, supplies and other indirect distribution-related expenses                         189,225
   Printing, production and mailing of prospectuses to other than current shareholders           39,052
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
   Advertising and sales literature                                                               8,178
   Class B Shares financing charges                                                                   -
   Compensation to dealers                                                                       98,851
   Compensation to sales personnel                                                                    7
   Equipment, supplies and other indirect distribution-related expenses                          74,903
   Printing, production and mailing of prospectuses to other than current shareholders           13,358
CALIFORNIA MUNICIPAL MONEY MARKET FUND
   Advertising and sales literature                                                                 242
   Class B Shares financing charges                                                                   -
   Compensation to dealers                                                                        3,001
   Compensation to sales personnel                                                                    -^
   Equipment, supplies and other indirect distribution-related expenses                           2,318
   Printing, production and mailing of prospectuses to other than current shareholders              413
NEW YORK MUNICIPAL MONEY MARKET FUND
   Advertising and sales literature                                                               2,912
   Class B Shares financing charges                                                                   -
   Compensation to dealers                                                                       33,765
   Compensation to sales personnel                                                                    3
   Equipment, supplies and other indirect distribution-related expenses                          25,959
   Printing, production and mailing of prospectuses to other than current shareholders            4,713


^  Amount rounds to less than $1.

     With respect to the Class B Shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.

                                    CUSTODIAN


     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, the Funds pay to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. money market funds of 0.011% of the first $5 billion, 0.008% on the next $5 billion, 0.004% on the next $25 billion and 0.0025% for such assets over $35 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. money market fund is $10,000.

     In addition, there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

     For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

     Prior to May 5, 2003, The Bank of New York served as the Funds' custodian and fund accounting agent. For additional information, see the Prospectuses.


                                 TRANSFER AGENT


     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as each Predecessor Fund's transfer and dividend disbursing agent.


                              SHAREHOLDER SERVICING


     The Trust, on behalf of each of the Funds, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

     "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

     "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).



       Morgan                                                     0.35%*
       Class B and Class C                                        0.25%
       Premier, Cash Management and Reserve                       0.30%**
       Agency                                                     0.15%
       Institutional Class                                        0.10%

       Capital                                                    0.05%



     * The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.10% balance of the fees is for shareholder administrative services.

     ** The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.05% balance of the fees is for shareholder administrative services.

     To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds.

     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):



                                       FISCAL YEAR ENDED              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                            8/31/02                        8/31/03                        8/31/04
---------------------------------------------------------------------------------------------------------------------------
                                      PAID/                          PAID/                          PAID/
                                     ACCRUED        WAIVED          ACCRUED        WAIVED          ACCRUED        WAIVED
---------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
     Morgan Shares                $ 32,753,000              -    $ 20,441,000   $ (1,387,000)   $ 14,809,000   $ (1,169,000)
     Premier Shares                 13,191,000   $    (40,000)     14,274,000       (115,000)     14,518,000       (102,000)
     Agency Shares                  16,771,000     (6,708,000)     13,045,000     (5,261,000)     11,811,000     (4,753,000)
     B Shares                           34,000              -          30,000         (5,000)         22,000        (18,000)
     C Shares                            1,000              -           2,000              -           1,000         (1,000)
     Institutional Class Shares     26,797,000    (26,755,000)     25,882,000    (25,882,000)     25,075,000    (25,075,000)
     Reserve Shares                    683,000        (26,000)      1,011,000        (13,000)        722,000        (25,000)
     Cash Management Shares            514,000         (4,000)        903,000              -         265,000        (15,000)
FEDERAL MONEY MARKET FUND
     Morgan Shares                   2,195,000        (32,000)      1,335,000              -       1,045,000              -
     Premier Shares                  4,332,000        (20,000)      3,616,000        (51,000)      3,195,000        (37,000)
     Agency Shares                     887,000       (364,000)        396,000       (191,000)        355,000       (167,000)
     Institutional Class Shares      2,464,000     (2,464,000)      1,976,000     (1,976,000)      1,552,000     (1,552,000)
TAX FREE MONEY MARKET FUND
     Morgan Shares                   3,090,000       (417,000)      2,457,000              -       2,128,000              -
     Premier Shares                  6,899,000              -       8,550,000        (58,000)      8,945,000        (65,000)
     Agency Shares                     967,000       (391,000)        860,000       (372,000)        851,000       (367,000)
     Institutional Class Shares      2,832,000     (2,820,000)      4,970,000     (4,970,000)      7,319,000     (7,319,000)

                                       FISCAL YEAR ENDED              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                            8/31/02                        8/31/03                        8/31/04
---------------------------------------------------------------------------------------------------------------------------
                                      PAID/                          PAID/                          PAID/
                                     ACCRUED        WAIVED          ACCRUED        WAIVED          ACCRUED        WAIVED
---------------------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY SECURITIES
MONEY MARKET FUND
     Morgan Shares                  14,236,000              -      11,087,000              -       7,955,000              -
     Premier Shares                    772,000              -       1,310,000              -       1,451,000              -
     Agency Shares                   1,125,000       (596,000)        959,000       (550,000)        837,000       (470,000)
     Institutional Class Shares        178,000       (178,000)        835,000       (835,000)      1,395,000     (1,395,000)
CALIFORNIA MUNICIPAL MONEY
MARKET FUND
     Morgan Shares                     511,000       (187,000)        547,000        (39,000)        549,000       (126,000)
NEW YORK MUNICIPAL MONEY MARKET
FUND
     Morgan Shares                   7,917,000              -       6,791,000              -       5,631,000              -
     Reserve Shares                    305,000              -         634,000         (1,000)        599,000              -



     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


                                    EXPENSES


     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds Service Center or JPMorgan Institutional Funds Service Center, as applicable, may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services or the JPMorgan Institutional Funds Service Center, as applicable. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

     In accordance with section 22(e) of the 1940 Act, the Trust, on behalf of a Fund, reserves the right to postpone the date of payment upon redemption for more than one day for the Prime Money Market Fund and for more than seven days for the other Money Market Funds or suspend the right of redemption as follows:
(i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC or by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may by order permit for the protection of the Fund shareholders.


     Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Fund at net asset value per share.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.


     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.


     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

     CHECKWRITING PRIVILEGES. Checkwriting privileges will no longer be offered on Premier Share accounts effective February 19, 2005. Shareholders of Premier Shares who elected checkwriting on their Account Applications accepted by the Funds on or before February 18, 2005 may continue to write checks against their Premier Share accounts. The Funds may modify or discontinue these checkwriting privileges at any time.


                                 NET ASSET VALUE


     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     The Funds' portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of each Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Board of Trustees will take steps necessary to reduce such deviation, such as changing a Fund's dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Funds. See "Distributions and Tax Matters."

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted two exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker. The first order permits each Fund to deal with J.P. Morgan Securities Inc., as principal in the purchase and sale of taxable money market instruments (including commercial paper, bankers acceptances and medium term notes) and repurchase agreements. The second order permits each Fund to deal with J.P. Morgan Securities Inc., as principal in the purchase and sale of tax exempt money market instruments (including tax exempt commercial paper, general obligation and revenue anticipation notes, variable rate demand notes and put bonds). The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

     JPMDS and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. JPMDS and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. JPMDS and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor, JPMDS, or its affiliates. JPMIM has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of JPMIM. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, JPMIM and its affiliates may exchange among themselves certain information about the shareholder and his account.

                                 DELAWARE TRUST

     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                              DESCRIPTION OF SHARES

     The Trust is an open-end, management investment company organized as Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".


                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.


     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.


     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.


     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the following Money Markets Funds had capital loss carryforwards for the fiscal year ended August 31, 2004 (amounts in thousands):



                                                  CAPITAL LOSS               EXPIRES IN
         FUND                                     CARRYFORWARDS                 YEAR
         --------------------------------------------------------------------------------------
         Prime Money Market Fund                     $   2                 August 31, 2012



     To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.


     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by a Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

     Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue

Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

     Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

     TAX EXEMPT DIVIDENDS. Each tax-exempt Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.


     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.


     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to a Fund's shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.


     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October,

November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.


     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of a Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that a Money Market Fund will do this. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.


     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.


     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.


     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly.
With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.


     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.


     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of a Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION


     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of January 31, 2005, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds:



                                                                                        Percentage
Fund and Class of Shares                                                                Held (%)
------------------------                                                                ----------
100% U.S. TREASURY MONEY MARKET
FUND

Institutional Class Shares         DIAL HOLDINGS INC*                                        42.215
                                   15501 N DIAL BLVD STE 2240
                                   SCOTTSDALE AZ 85260-1615

                                   JPMORGAN CHASE                                            12.314
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   KINGSLEY & CO/JPM ASSET SWEEP                             9.408
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   MISSIONARIES OF CHARITY                                   7.695
                                   335 E 145TH ST
                                   BRONX NY 10451-5899

Premier Shares                     JPMORGAN INSTITUTIONAL TRUST *                            30.243
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   KINGSLEY & CO/JPM ASSET SWEEP                             23.355
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   FUELCELL ENERGY, INC.                                     9.654
                                   3 GREAT PASTURE ROAD
                                   DANBURY CT 06810-8153

                                   JPMORGAN CHASE BANK                                       5.116
                                   JAMES SIMONS
                                   ATTN FUND OPERATIONS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2105

Agency Share                       JPMORGAN INSTITUTIONAL TRUST                              8.378
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   BLACKSTONE MGMT PART                                      6.969

                                   C/O THE BLACKSTONE GROUP
                                   345 Park Avenue
                                   NEW YORK NY 10154-0004

                                   MCKINSEY MASTER RETIREMENT TRUST                          5.515
                                   55 E 52ND ST FL 29
                                   NEW YORK NY 10055-0002

Morgan Shares                      JPMORGAN CHASE                                            15.531
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   JPMORGAN INSTITUTIONAL TRUST                              14.801
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   BRISTOL-MYERS SEC SETTLEMENT FUND                         7.892
                                   105 MAXESS ROAD
                                   MELVILLE NY 11747-3851

CALIFORNIA MUNICIPAL MONEY MARKET
FUND

Morgan Shares                      KINGSLEY & CO/JPM ASSET SWEEP*                            60.731
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   FIDUCIARY TRUST REVENUE                                   11.912
                                   ATTN JOHN CONTE
                                   600 5TH AVE
                                   NEW YORK NY 10020-2302

                                   JPMORGAN INVESTOR SERVICES                                8.205
                                   CASH MGMT INVESTMENT SUPPORT
                                   ATTN  CASH SWEEP OPERATIONS
                                   14221 DALLAS PARKWAY 2JIP 6TH FL
                                   DALLAS TX 75254-2942

                                   JPMORGAN CHASE                                            5.979
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

FEDERAL MONEY MARKET FUND

Institutional Class Shares         KINGSLEY & CO/JPM ASSET SWEEP*                            32.692
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   WILLIAM HARRIS-INVESTORS INC                              13.615
                                   AS AGENT FOR ITS CLIENTS
                                   ATTN ALICIA BREZEZNIAK
                                   191 N WACKER DRIVE STE 1500
                                   CHICAGO IL 60606-1920

                                   JPMORGAN CHASE                                            8.027
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   HARE & CO                                                 5.652
                                   C/O THE BANK OF NEW YORK
                                   ATTN STIF/MASTER NOTE
                                   111 SANDERS CREEK PKWY
                                   EAST SYRACUSE NY 13057-1382

                                   NEW YORK GIANTS, INC                                      5.077
                                   GIANTS STADIUM
                                   EAST RUTHERFORD NJ 07073

Premier Shares                     KINGSLEY & CO/JPM ASSET SWEEP*                            50.568
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   WYNN LAS VEGAS LLC *                                      33.177
                                   DBA LE REVE
                                   ATTN SAMANTA STEWART
                                   3145 LAS VEGAS BLVD S
                                   LAS VEGAS NV 89109-1929

Agency Shares                      JPMORGAN INSTITUTIONAL TRUST                              23.638
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   JPMORGAN CHASE                                            23.055
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   KINGSLEY & CO/JPM ASSET SWEEP                             13.431
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JPMORGAN INVESTOR SERVICES                                7.324
                                   CASH MGMT INVESTMENT SUPPORT
                                   ATTN  CASH SWEEP OPERATIONS
                                   14221 DALLAS PARKWAY 2JIP 6TH FL
                                   DALLAS TX 75254-2942

Morgan Shares                      JPMORGAN CHASE                                            17.015
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   JPMORGAN CHASE BANK                                       13.948
                                   FBO ITSELF AND ITS CLIENTS
                                   ATTN MICHELE DIXON
                                   10420 HIGHLAND MANOR DR FL 2
                                   TAMPA FL 33610-9128

NEW YORK MUNICIPAL MONEY MARKET
FUND

Morgan Shares                      JPMORGAN CHASE                                            17.158
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   KINGSLEY & CO/JPM ASSET SWEEP                             10.089
                                   FUND OMNIBUS ACCOUNT

                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   NATIONAL FINANCIAL SERV CORP CUST                         9.523
                                   CHURCH STREET STATION
                                   PO BOX 3752
                                   NEW YORK NY 10008-3752

Reserve  Shares                    CHASE MANHATTAN BANK*                                     99.293
                                   FBO IMA CUSTOMERS
                                   1985 MARCUS AVE FL 2
                                   NEW HYDE PARK NY 11042-1053
PRIME MONEY MARKET FUND

Institutional Class Shares         JPMORGAN INSTITUTIONAL TRUST                              12.688
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   HARE & CO                                                 11.785
                                   C/O THE BANK OF NEW YORK
                                   ATTN STIF/MASTER NOTE
                                   111 SANDERS CREEK PKWY
                                   EAST SYRACUSE NY 13057-1382

Premier Shares                     KINGSLEY & CO/JPM ASSET SWEEP*                            43.676
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   HARE & CO                                                 19.636
                                   C/O THE BANK OF NEW YORK
                                   ATTN STIF/MASTER NOTE
                                   111 SANDERS CREEK PKWY
                                   EAST SYRACUSE NY 13057-1382

                                   JPMORGAN INSTITUTIONAL TRUST                              15.509
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

Agency Shares                      JPMORGAN INVESTOR SERVICES*                               43.541
                                   CASH MGMT INVESTMENT SUPPORT
                                   ATTN  CASH SWEEP OPERATIONS
                                   14221 DALLAS PARKWAY 2JIP 6TH FL
                                   DALLAS TX 75254-2942

                                   JPMORGAN INVESTOR SERVICES                                17.13
                                   CASH MGMT INVESTMENT SUPPORT
                                   ATTN  CASH SWEEP OPERATIONS
                                   14221 DALLAS PARKWAY 2JIP 6TH FL
                                   DALLAS TX 75254-2942

                                   JPMORGAN INSTITUTIONAL TRUST                              16.816
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO

                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

Morgan Shares                      JPMORGAN INSTITUTIONAL TRUST                              15.382
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   NATIONAL FINANCIAL SERV CORP                              9.577
                                   200 LIBERTY ST FL 5
                                   NEW YORK NY 10281-5503

                                   JPMORGAN INVEST LLC (FBO)                                 6.757
                                   1 BEACON ST FL 18
                                   BOSTON MA 02108-3106

                                   JPMORGAN CHASE                                            6.103
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

Reserve Shares                     CHASE MANHATTAN BANK *                                    34.173
                                   FBO IMA CUSTOMERS
                                   1985 MARCUS AVE FL 2
                                   NEW HYDE PARK NY 11042-1053

                                   JPMORGAN CHASE BANK                                       20.094
                                   FBO ITSELF AND ITS CLIENTS
                                   ATTN MICHELE DIXON
                                   10420 HIGHLAND MANOR DR 2ND FL
                                   TAMPA FL 33610-9128

                                   SOUTH TRUST BANK NA                                       11.445
                                   ATTN RECONCILEMENT
                                   200 WILDWOOD PKWY
                                   HOMEWOOD AL 35209-7154

                                   CHASE MANHATTAN BANK                                      8.359
                                   FBO IMA CUSTOMERS
                                   1985 MARCUS AVE FL 2
                                   NEW HYDE PARK NY 11042-1053

                                   JPMORGAN CHASE BANK                                       7.136
                                   ATTN MICHELE DIXON
                                   10420 HIGHLAND MANOR DR FL 2
                                   TAMPA FL 33610-9128

                                   JPMORGAN INSTITUTIONAL TRUST                              5.324
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

Cash Management Shares             BANK OF NEW YORK AS AGENT FOR                             17.559
                                   SIDNEY FRANK IMPORTING CO INC
                                   20 CEDAR ST
                                   NEW ROCHELLE NY 10801-5247

                                   MURDOCH & CO LTD                                          5.156
                                   ATTN MUTUAL FUND SERVICES
                                   BANK OF BERMUDA
                                   6 FRONT STREET
                                   HAMILTON HM11

                                   BNY AS AGENT FOR                                          5.105
                                   BISHOP-SANZARI-CREAMER
                                   399 KNOLLWOOD RD

                                   WHITE PLAINS NY 10603-1931

Class C  Shares                    FIRST CLEARING, LLC                                       21.878
                                   RITA F SCHNEIDER
                                   3434 VANTAGE LN
                                   GLENVIEW IL 60026-1365

                                   NFSC FEBO                                                 16.062
                                   BATTERY PARK CITY DAY NURSERY
                                   215 SOUTH END AVENUE
                                   NEW YORK NY 10280-1068

                                   FIRST CLEARING LLC                                        15.748
                                   MARTIN J BENCHOT
                                   FCC AS CUSTODIAN
                                   9808 EDGECOVE DR
                                   DALLAS TX 75238-1536

                                   RBC DAIN RAUSCHER INC FBO                                 11.36
                                   MICHAEL ARMSTRONG
                                   3140 WATERSIDE DR
                                   ARLINGTON TX 76012-2126

                                   NFSC FBO                                                  5.793
                                   BARBARA MIRANDA
                                   420 E 64TH ST # EPHD
                                   NEW YORK NY 10021-7853

TAX FREE MONEY MARKET FUND

Institutional Class Shares         KINGSLEY & CO/JPM ASSET SWEEP                             22.657
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

Premier Shares                     KINGSLEY & CO/JPM ASSET SWEEP*                            81.437
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JPMORGAN CHASE                                            7.339
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

Agency Shares                      KINGSLEY & CO/JPM ASSET SWEEP                              24.48
                                   FUND OMNIBUS ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE 19713-2107

                                   JPMORGAN CHASE                                            20.072
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   JPMORGAN INVESTOR SERVICES                                14.768
                                   CASH MGMT INVESTMENT SUPPORT
                                   ATTN  CASH SWEEP OPERATIONS
                                   14221 DALLAS PARKWAY 2JIP 6TH FL
                                   DALLAS TX 75254-2942

                                   RUSSELL REYNOLDS ASSOCIATES INC.                          8.636
                                   OPERATING ACCOUNT
                                   200 PARK AVENUE 23 FLOOR
                                   NEW YORK NY 10166-2399

Morgan Shares                      JPMORGAN CHASE*                                           31.634
                                   ATTN RICHARD BOYER
                                   ATTN LILLY NICKERSON
                                   14201 DALLAS PKWY FL 12
                                   DALLAS TX 75254-2916

                                   JPMORGAN INSTITUTIONAL TRUST                              9.098
                                   SERVICES
                                   FBO VARIOUS TRUSTS
                                   ATTN VIRGINIA DELGADO
                                   2001 BRYAN TOWER 11TH FLOOR
                                   DALLAS TX 75254

                                   ROSE ELECTRONICS                                          8.292
                                   ATTN: DAVID RAHVAR OR
                                   PETER MACOUREK
                                   P.O. BOX 742571
                                   HOUSTON TX 77274-2571

                                   JPMORGAN INVEST LLC (FBO)                                 6.542
                                   1 BEACON ST FL 18
                                   BOSTON MA 02108-3106


                                   FIDUCIARY TRUST REVENUE                                   5.103
                                   ATTN JOHN CONTE
                                   600 5TH AVE
                                   NEW YORK NY 10020-2302


* - The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a "controlling person" of such shares under the 1940 Act.

     The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

     The annual audited financial statements of the Predecessor Funds and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Predecessor Funds' August 31, 2004 annual report filing made with the SEC on November 10, 2004 (Accession Number: 0001047469-04-033792), pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111 or JPMorgan Institutional Funds Service Center at 1-800-766-7722.

                                   APPENDIX A
                       DESCRIPTION OF CERTAIN OBLIGATIONS
                     ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                          AGENCIES OR INSTRUMENTALITIES

FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.

FNMA BONDS -- are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government. FHA Insured Notes are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

GNMA CERTIFICATES -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

FHLMC CERTIFICATES AND FNMA CERTIFICATES -- are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

GSA PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

PUBLIC HOUSING BONDS -- are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

PENN CENTRAL TRANSPORTATION CERTIFICATES -- are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

FHLMC BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS -- are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

D.C. ARMORY BOARD BONDS -- are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                       APPENDIX B--DESCRIPTION OF RATINGS

     The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

     Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

----------

"+" or "-"       may be appended to 'F-1' rating to denote relative status
                 within the 'F1' rating category.

'NR' indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime        Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1              Prime Credit Quality


R-2              Adequate Credit Quality


R-3              Speculative

     All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)       Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
                 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle)     Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1
                 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)        Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);      Short term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges

R-2 (middle);    from having reasonable ability for timely repayment to a level
R-2 (low)        which is considered only just adequate.The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);      Short term debt rated "R-3" is speculative, and within the
R-3 (middle);    three subset grades, the capacity for timely payment ranges
R-3 (low)        from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

     These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

     Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

   CORPORATE AND MUNICIPAL BOND RATINGS

   INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

   SPECULATIVE GRADE

     Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.    Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.


MOODY'S

   LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

   INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   NON-INVESTMENT GRADE

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:       Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

   INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   SPECULATIVE GRADE

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,    HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,     financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,    DEFAULT. The ratings of obligations in this category are based on their
DD,     prospects for achieving partial or full recovery in a reorganization or
D liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

   BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/    Bonds rated in any of these categories are very highly speculative and
CC/C are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS
MOODY'S

   INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

   SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

     Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

     An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR   Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

   INSURER FINANCIAL STRENGTH RATINGS

     A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.


     The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,    Very Weak. Companies rated in any of these three categories are viewed
CC,     as very weak with a very poor capacity to meet policyholder and contract
C obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,    Distressed. These ratings are assigned to companies that have either
DD,     failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

    SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

     Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

     The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

     Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1       Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2       Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3       Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest.

SP-3    Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

   PREFERRED SHARE RATING SCALE

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                                TABLE OF CONTENTS

                                                                                       PAGE
INTRODUCTION TO APPENDIX C                                                              C-1
STATE INDEBTEDNESS AND OTHER OBLIGATIONS                                                C-2
   General                                                                              C-2
   Capital Facilities Financing                                                         C-2
      General Obligation Bonds                                                          C-2
      Commercial Paper Program                                                          C-3
      Lease-Purchase Obligations                                                        C-3
      Non-Recourse Debt                                                                 C-3
   Pension Obligation Bonds                                                             C-4
   Economic Recovery Bonds                                                              C-4
   Tobacco Settlement Revenue Bonds                                                     C-5
   Cash Flow Borrowings                                                                 C-5
STATE FINANCES                                                                          C-7
   The General Fund                                                                     C-7
   The Special Fund for Economic Uncertainties                                          C-7
   Inter-Fund Borrowings                                                                C-8
   State Warrants                                                                       C-9
      Registered Warrants                                                               C-9
      Reimbursement Warrants                                                           C-10
      Refunding Warrants                                                               C-10
   Sources of Tax Revenue                                                              C-10
      Personal Income Tax                                                              C-11
      Sales Tax                                                                        C-11
      Corporation Tax                                                                  C-13
      Insurance Tax                                                                    C-14
      Estate Tax; Other Taxes                                                          C-14
      Special Fund Revenues                                                            C-14
      Taxes on Tobacco Products                                                        C-15
   Recent Tax Receipts                                                                 C-15
   State Expenditures                                                                  C-18
   State Appropriations Limit                                                          C-19
   Proposition 98                                                                      C-20
   Local Governments                                                                   C-22
      Vehicle License Fee                                                              C-23
      Trial Courts                                                                     C-24
      Welfare System                                                                   C-24
   Welfare Reform                                                                      C-24
   Pension Trusts                                                                      C-25
   Repayment of Energy Loans                                                           C-27
   Unemployment Insurance Fund                                                         C-27
   Investment of Funds                                                                 C-28
THE BUDGET PROCESS                                                                     C-29
   General                                                                             C-29

   Constraints on the Budget Process                                                   C-29
      Proposition 58 (Balanced Budget Amendment)                                       C-29
      Additional Constraints on the Budget Process                                     C-30
PRIOR FISCAL YEARS' BUDGETS                                                            C-31
   2001 Budget Act                                                                     C-31
   2002 Budget Act                                                                     C-31
   2003 Budget Act                                                                     C-32
CURRENT STATE BUDGET                                                                   C-33
   Background                                                                          C-33
   2004 Budget Act                                                                     C-33
   "Structural Deficit"                                                                C-35
   California Performance Review                                                       C-36
   Summary of State Revenues and Expenditures                                          C-37
   Revenue and Expenditure Assumptions                                                 C-39
   Development of Revenue Estimates                                                    C-40
   Economic Assumptions                                                                C-40
FINANCIAL STATEMENTS                                                                   C-42
OVERVIEW OF STATE GOVERNMENT                                                           C-43
   Organization of State Government                                                    C-43
   Employee Relations                                                                  C-44
ECONOMY AND POPULATION                                                                 C-45
   Introduction                                                                        C-45
   Population and Labor Force                                                          C-45
   Employment, Income, Construction and Export Growth                                  C-47
LITIGATION                                                                             C-50
   Challenge Related to the Vehicle License Fee Offset and
   Related Payments to Local Governments                                               C-50
   Challenge Seeking Payment to Teacher's Retirement Board                             C-51
   Actions Seeking Flood-Related Damages                                               C-51
   Tax Refund Cases                                                                    C-51
   Environmental Cleanup Matter                                                        C-52
   Energy-Related Matters                                                              C-52
   Escheated Property Claims                                                           C-53
   Action Seeking Damages for Alleged Violations of Privacy Rights                     C-54
   Actions Seeking Program Modifications                                               C-54
   Local Government Mandate Claims and Actions                                         C-55
   Action for Damages for Alleged Destruction at Indian Burial Sites                   C-56
   Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts          C-56
STATE DEBT TABLES                                                                      C-57

                           INTRODUCTION TO APPENDIX C

     IMPORTANCE OF APPENDIX C. APPENDIX C is the part of the Official Statement that provides investors with information concerning the State of California (the "State"). Investors are advised to read the entire Official Statement, including APPENDIX C, to obtain information essential to making an informed investment decision.

     CALIFORNIA'S CREDIT HISTORY. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     OVERVIEW OF APPENDIX C. APPENDIX C begins with the types of debt instruments that the State has issued and is authorized to issue in the future. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS."

     APPENDIX C continues with a discussion of the sources and uses of State funds. See "STATE FINANCES." The budget process and constraints on this process, as well as the budget proposed by the Governor and the economic assumptions underlying the revenue projections contained in the proposed budget, are discussed under "THE BUDGET PROCESS" and "CURRENT STATE BUDGET."

     Then, APPENDIX C includes or incorporates by reference the Audited Annual Financial Statements of the State for the Year Ended June 30, 2003, together with certain information required by governmental accounting and financial reporting standards to be included in the Financial Statements, including a "Management's Discussion and Analysis" that describes and analyzes the financial position of the State and provides an overview of the State's activities for the fiscal year ended June 30, 2003. The State Controller's unaudited reports of cash receipts and disbursements for the period July 1, 2003 through August 31, 2004 are also included in this APPENDIX C. See "FINANCIAL STATEMENTS."

     Governance, management and employee information is set forth under "OVERVIEW OF STATE GOVERNMENT." Demographic and economic statistical information is included under "ECONOMY AND POPULATION." APPENDIX C concludes with a description of material litigation involving the State (see "LITIGATION") and debt tables (see "STATE DEBT TABLES").

     RECENT DEVELOPMENTS. On September 22, 2004, the State Legislative Analyst's Office ("LAO") issued its report entitled "California Spending Plan 2004-05--The Budget Act and Related Legislation," analyzing the impact of the final 2004 Budget Act upon the operating shortfall projections for the State made by the LAO in its report on the May Revision. See "CURRENT STATE BUDGET--'Structural Deficit'" for a discussion of this report.

     On September 15, 2004, a lawsuit was filed against the State challenging the constitutionality of the statute approving the amendments to the tribal gaming compacts between the State and five Indian Tribes. The revenues from the amended tribal gaming compacts are anticipated to be received within fiscal year 2004-05, beginning January 1, 2005. See "CURRENT STATE BUDGET--2004 Budget Act" and "LITIGATION--Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts."

                    STATE INDEBTEDNESS AND OTHER OBLIGATIONS

     GENERAL

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due. See the introduction to "STATE DEBT TABLES" for information as to indebtedness and other obligations incurred after August 1, 2004.

     CAPITAL FACILITIES FINANCING

          GENERAL OBLIGATION BONDS

     The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. See "STATE FINANCES--State Expenditures." Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of August 1, 2004, the State had outstanding $45,901,897,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $34,542,521,000 of long-term general obligation bonds. This latter figure consists of $19,887,491,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $14,655,030,000 of other authorized but unissued general obligation bonds. These outstanding and authorized amounts include the economic recovery bonds. See "--Economic Recovery Bonds" below. See also the table "Authorized and Outstanding General Obligation Bonds" under "STATE DEBT TABLES."

     General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $5,374,565,000 of variable rate general obligation bonds (which includes the economic recovery bonds), representing 11.7 percent of the State's total outstanding general obligation bonds as of August 1, 2004. Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children's Hospital Projects Bond Act) have qualified for the November 2004 ballot. Additional proposals affecting State finances or for additional bonds may also be added to the November 2004 ballot. The $9.95 billion bond measure for high speed rail projects that was previously on the November 2004 ballot has been postponed until the November 2006 election. See "CURRENT STATE BUDGET--2004 Budget Act."

     The Legislature has approved approximately $600 million of potential bond authorization, the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, to be placed on the 2006 primary election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.

          COMMERCIAL PAPER PROGRAM

     Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of August 1, 2004, the finance committees had authorized the issuance of up to $19,887,491,000 of commercial paper notes and, as of that date, $724,515,000 aggregate principal amount of general obligation commercial paper notes were outstanding. See "STATE DEBT TABLES."

          LEASE-PURCHASE OBLIGATIONS

     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. For purposes of this Appendix C and the tables under "STATE DEBT TABLES," "lease-purchase obligation" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. See "STATE FINANCES--Sources of Tax Revenue--Special Fund Revenues." The tables under "STATE DEBT TABLES" do not include equipment leases or leases which were not sold, directly or indirectly, to the public capital markets. The State had $7,284,902,136 General Fund-supported lease-purchase obligations outstanding as of August 1, 2004. The State Public Works Board, which is authorized to sell lease revenue bonds, had $3,997,129,000 authorized and unissued as of August 1, 2004. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

          NON-RECOURSE DEBT

     Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $40,167,099,809 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of A-4 June 30, 2004, as further described in the table "State Agency Revenue Bonds and Conduit Financing" under "STATE DEBT TABLES."

     Detailed information regarding the State's long-term debt appears in the section "STATE DEBT TABLES."

     PENSION OBLIGATION BONDS

     Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, ET SEQ. (the "Restructuring Bond Act"), the Pension Obligation Bond Committee (the "Committee") is authorized to issue bonds to fund the State's employer contributions to the California Public Employees' Retirement System ("CalPERS"), in any two future fiscal years. The Restructuring Bond Act limits the cumulative amount of bonds that may be issued to an amount calculated in relation to the anticipated reduction in the State's employer contributions to CalPERS resulting from changes in law, as such anticipated reduction is determined by the Director of Finance. The Restructuring Bond Act provides that debt service on any bonds issued pursuant to the Restructuring Bond Act will be payable from the General Fund.

     Chapter 214, Statutes 2003-04, includes reforms to the State's pension benefits, which the Administration estimates will reduce pension costs by $2.9 billion over the next 20 years. See "STATE FINANCES--Pension Trusts" and "CURRENT STATE BUDGET--2004 Budget Act." The Administration anticipates that bonds will be issued pursuant to the Restructuring Bond Act on or before April 1, 2005, and that the proceeds of such bonds will be available to fund the April and June 2005 payments of the State's fiscal year 2004-05 employer contribution obligation to CalPERS.

     It is expected that, if the Committee authorizes the issuance of bonds pursuant to the Restructuring Bond Act, it will initiate a validation action seeking court determination that the bonds will not be in violation of the Constitutional debt limit because the proceeds of the bonds will be used to pay the State's employer contribution obligation to CalPERS, which is an "obligation imposed by law." In 2003 the Committee authorized the issuance of pension obligation bonds pursuant to the California Pension Obligation Financing Act, Government Code Section 16910, ET SEQ. (the "Pension Bond Act"), to fund the State's fiscal year 2003-04 employer contribution obligation to CalPERS. The Committee initiated a validation action seeking a court determination that those bonds would not be in violation of the Constitutional debt limit because the State's 2003-04 fiscal year employer contribution obligation to CalPERS was an "obligation imposed by law." The trial court in that case rendered a decision which did not validate the bonds. The Committee appealed the trial court's decision. However, because the Pension Bond Act prohibited the issuance of bonds after June 30, 2004, the Committee's pending appeal was dismissed in June 2004. The decision of the trial court, which by its terms pertains to the bonds authorized by the Committee under the Pension Bond Act for the purpose of funding the State's 2003-04 fiscal year obligation to CalPERS, remains in effect.

     ECONOMIC RECOVERY BONDS

     The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent of each annual deposit, or up to $5 billion in the aggregate of future deposits in the reserve fund created by the Balanced Budget Amendment ("Proposition 58"), is to be used to repay the economic recovery bonds. In addition, as voter-approved A-5 general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

     The State has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2 billion will be applied to offset fiscal year 2004-05 General Fund expenditures). The State may issue the remainder of authorized economic recovery bonds in the current or future fiscal years. See "CURRENT STATE BUDGET--2004 Budget Act."

     TOBACCO SETTLEMENT REVENUE BONDS

     In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

     Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the "Tobacco Securitization Law"), which authorized the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

     A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

     Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.
     CASH FLOW BORROWINGS

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("Notes" or "RANs") in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are A-6 required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. See "STATE FINANCES--State Warrants." RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately. See "STATE FINANCES" below.

     On June 18, 2003, the Controller issued $10.965 billion of 2003 Revenue Anticipation Warrants (the "2003 Warrants"), which matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"), which matured and were paid in full on June 23, 2004. The most recent cash flow projections prepared by the Department of Finance anticipate the issuance of $6 billion of RANs in October 2004 to mature in June 2005.

     The following table shows the amount of RANs and RAWs issued in the past five fiscal years, as well as the RANs offered by this Official Statement.

                                     TABLE 1
       STATE OF CALIFORNIA REVENUE ANTICIPATION NOTES AND WARRANTS ISSUED
                         FISCAL YEARS 1999-00 TO 2004-05

                                                    PRINCIPAL
                                                     AMOUNT
 FISCAL YEAR              TYPE                      (BILLIONS)      DATE OF ISSUE               MATURITY DATE
--------------       --------------------          -----------     ----------------           -----------------
1999-00              Notes Series A-B               $   1.00       October 1, 1999            June 30, 2000
2000-01              No Notes issued
2001-02              Notes Series A-C                   5.70       October 4, 2001            June 28, 2002
                     RAWs Series A                      1.50       June 24, 2002              October 25, 2002
                     RAWs Series B                      3.00       June 24, 2002              November 27, 2002
                     RAWs Series C                      3.00       June 24, 2002              January 30, 2003+
2002-03              Notes Series A and C               6.00       October 16, 2002           June 20, 2003
                     Notes Series B and D               3.00       October 16, 2002           June 27, 2003
                     Notes Series E - G                 3.50       November 6, 2002           June 20, 2003
                     RAWs Series A and B              10.965       June 18, 2003              June 16, 2004
2003-04              Notes                              3.00       October 28, 2003           June 23, 2004
2004-05*             Notes Series A - D                 6.00       October 6, 2004            June 30, 2005

----------
+ Called by the Controller and paid on November 27, 2002.
* Offered by this Official Statement.

Source: State of California, Office of the Treasurer.

                                 STATE FINANCES

     THE GENERAL FUND

     The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. For additional financial data relating to the General Fund, see the financial statements incorporated in or attached to this APPENDIX C See "FINANCIAL STATEMENTS." The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES

     The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

     The legislation creating the SFEU (Government Code Section 16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of
Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the State's Legislative Analyst's Office ("LAO") and the Department of Finance. For a further description of
Article XIII B, see "State Appropriations Limit." In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.

     For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     See Table 2 entitled "Internal Borrowable Resources (Cash Basis)" for information concerning the recent balances in the SFEU and projections of the balances for the current and upcoming fiscal years. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors, including re-estimates of revenues and expenditures, existing statutory requirements and additional legislation introduced and passed by the Legislature may impact the fiscal year-end balance in the SFEU.

     INTER-FUND BORROWINGS

     Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the "PMIB," comprised of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. When moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary (Legal Basis) annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account.

     As of July 31, 2004, $3.169 billion of outstanding loans from the SFEU and other internal sources were used to pay expenditures of the General Fund. See "STATE FINANCES--State Warrants" and "EXHIBIT 1--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH JUNE 30, 2004 (UNAUDITED)" and "EXHIBIT 2--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH AUGUST 31, 2004 (UNAUDITED)."

     Any determination of whether a proposed borrowing from one of the special funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing.

     The Attorney General of the State has identified certain criteria relevant to such a determination. For instance, amounts in the special funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the special funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education and the payment of debt service on general obligation bonds of the State.

     At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual Budget Act. Since the General Fund may reborrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the State's cash flow.

     In addition to temporary inter-fund borrowings described in this section, budgets enacted in the current and past fiscal years have included other transfers and long-term loans from special funds to the General Fund. In some cases, such loans and transfers have the effect of reducing internal borrowable resources.

     The following chart shows internal borrowable resources available for temporary loans to the General Fund on June 30 of each of the fiscal years 2000-01 through 2003-04 and estimates, as of August 16, 2004, for fiscal year 2004-05. See also "EXHIBIT 1--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH JUNE 30, 2004 (UNAUDITED)" and "EXHIBIT 2--STATE CONTROLLER'S A-9 STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH AUGUST 31, 2004 (UNAUDITED)."

                                     TABLE 2
                          INTERNAL BORROWABLE RESOURCES
                                  (CASH BASIS)
                                   (MILLIONS)

                                                                                   JUNE 30
                                                     -------------------------------------------------------------------
                                                         2001        2002(a)       2003(b)       2004(c)       2005(d)
                                                     -----------   -----------   -----------   -----------   -----------
Available Internal Borrowable Resources              $  12,342.4   $  12,979.7   $  10,401.5   $   9,951.3   $   7,827.9
Outstanding Loans
    From Special Fund for Economic                           -0-       2,524.5           -0-           -0-         768.0
    Uncertainties
    From Special Funds and Accounts                          -0-         423.5           -0-           -0-       2,565.7
    Total Outstanding Internal Loans                         -0-       2,948.0           -0-           -0-       3,333.7
Unused Internal Borrowable Resources                 $  12,342.4   $  10,031.7   $  10,401.5   $   9,951.3   $   4,494.2

----------
(a) At June 30, 2002, the State also had $7.5 billion of outstanding external borrowings in the form of revenue anticipation warrants.
(b) At June 30, 2003, the State also had $10.965 billion of outstanding external borrowings in the form of revenue anticipation warrants.
(c) Estimates include the receipt of $11.254 billion of economic recovery bond proceeds to the General Fund resulting from the issuance of three series of economic recovery bonds.
(d)  Department of Finance estimates as of August 16, 2004.
Source: State of California, Department of Finance. Information for the fiscal years ended June 30, 2001 through June 30, 2004, are actual figures. Figures for the fiscal years ending June 30, 2005 were estimated as of August 16, 2004 by the Department of Finance.

     STATE WARRANTS

     No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by State law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the State with a higher priority. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from State special funds (to the extent permitted by law). See "STATE FINANCES--The Special Fund for Economic Uncertainties" and "--Inter-Fund Borrowings."

          REGISTERED WARRANTS

     If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the A-10 State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a "registered warrant" to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the State. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of five percent per annum or at a higher rate if issued for an unpaid revenue anticipation note or in connection with some form of credit enhancement. Registered warrants may or may not have a fixed maturity date. Registered warrants that have no fixed maturity date, and registered warrants that bear a maturity date but, for lack of Unapplied Moneys, were not paid at maturity, are paid, together with all interest due, when the Controller, with the approval of the PMIB, determines payment will be made.

     The State Controller then notifies the State Treasurer, who publishes a notice that the registered warrants in question are payable. The duties of the Controller and the PMIB are ministerial in nature, and the Controller and the PMIB may not legally refuse to pay the principal of or interest on any registered warrants on any date Unapplied Moneys are available in the General Fund after all Priority Payments have been made on that date.

          REIMBURSEMENT WARRANTS

     In lieu of issuing individual registered warrants to numerous creditors, State law provides an alternative procedure whereby the Governor, upon request of the Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other State special funds to meet payments authorized by law. The Controller may then issue "reimbursement warrants" in the financial market at competitive bid to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants may have a fixed maturity date.

     The principal of and interest on reimbursement warrants must be paid by the Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants (see "--Refunding Warrants") have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the Controller, with the approval of the PMIB, may determine.

     The State issued reimbursement warrants on several occasions in order to meet its cash needs during the period 1992-1994, when State revenues were severely reduced because of an economic recession. Facing renewed economic pressures, the State issued reimbursement warrants in June 2002 and in June 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

          REFUNDING WARRANTS

     If there is not sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the Controller is authorized under State law, with the written approval of the Treasurer, to offer and sell a new issue of reimbursement warrants as refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants have the same legal status and provisions as reimbursement warrants, as described above.

     SOURCES OF TAX REVENUE

     The following is a summary of the State's major revenue sources. Further information on State revenues is contained under "CURRENT STATE BUDGET" and "STATE FINANCES--Recent Tax Receipts." See Table 4 entitled "COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS, 1999-00 THROUGH 2004-05" for a comparison, by amount received, of the sources of the State's tax revenue.

     The 2004 Budget Act includes the effect of the following tax related proposals on the General Fund:

     - Tax amnesty program: Two-month personal income tax, corporation tax, and sales and use tax program for tax years prior to 2003 (an estimated $333 million, reflected as a prior year adjustment).

     - Vehicle, vessel, and aircraft use tax: Tax due if items used within one-year of use instate, with specified exceptions for vessel and aircraft repair. This provision will sunset July 1, 2006 (estimated revenues of $26 million in fiscal year 2004-05).

     - Teacher Tax Credit: Two-year suspension (estimated revenues of $210 million in fiscal year 2004-05).

     - Natural Heritage Preservation Tax Credit: Suspension for fiscal year 2004-05 and extension of the sunset date to June 30, 2008 (estimated revenues of $10 million in fiscal year 2004-05).

          PERSONAL INCOME TAX

     The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the State Franchise Tax Board indicates that the top 1 percent of taxpayers paid 36.7 percent of the total personal income tax in tax year 2002.

     Proposition 63, an initiative measure that has qualified for the November 2004 election, would impose a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge would be used to expand county mental health programs.

     Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 5.6 percent of General Fund revenues in the last ten years. See "CURRENT STATE BUDGET--Economic Assumptions."

          SALES TAX

     The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

     The breakdown of the base state and local sales tax rate of 7.25 percent in effect until July 1, 2004, was as follows:

     -    5 percent is imposed as a State General Fund tax;

     - 0.5 percent is dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     - 0.5 percent is dedicated to local governments for public safety services (Local Public Safety Fund);

     - 1.25 percent is a local tax imposed under the Uniform Local Sales and Use Tax Law. Of that amount,

     - 0.25 percent is dedicated to county transportation purposes, and 1 percent is for city and county general-purpose use.

Effective July 1, 2004, the breakdown of the base state and local sales tax rate of 7.25 percent is as follows:

     -    5 percent imposed as a State General Fund tax;

     - 0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     - 0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

     - 1.0 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use (See below for a discussion of a court action seeking to prohibit the State Board of Equalization from implementing a one-quarter cent reduction in the local government sales and use tax, which was enacted at the time of the authorization of the State economic recovery bonds);

     - 0.25 percent deposited into the Fiscal Recovery Fund to repay the State's economic recovery bonds (the "Special Sales Tax").

     Existing law provides that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The May Revision forecast estimated that the reserve level will be insufficient to trigger a reduction for calendar year 2005. See "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures" for a projection of the fiscal year 2004-05 General Fund reserve.

     Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

     Over three dozen cities filed a petition for writ of mandate in the Alameda County Superior Court (CITY OF CERRITOS ET AL. V. STATE BOARD OF EQUALIZATION) seeking to prohibit the State Board of Equalization from implementing a one-quarter cent reduction in the amount of sales and use tax that may be collected by local governments. This reduction was approved by the Legislature as part of Chapter 2 of the Statutes of 2003, Fifth Extraordinary Session, which also enacted the California Economic Recovery Bond Act (approved by the electorate as Proposition 57) and a one-quarter cent increase in the State sales and use tax to secure the State's economic recovery bonds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." Neither the petition filed by the cities nor the cities' briefs filed in this matter challenge the authorization for the issuance of the economic recovery bonds or the imposition of the temporary one-quarter cent increase in the State sales and use tax. A hearing on the petition was held May 14, 2004 and on June 3, 2004 the court issued an order denying the cities' petition. The cities have appealed the court's decision and the matter is now pending in the Court of Appeal (Third Appellate District, Case No. A107208).

     Senate Constitutional Amendment No. 4, which is subject to the approval of the voters in the November 2004 election, would place restrictions on the State from reducing local sales tax rate. Proposition 65, which has also qualified for the November 2004 ballot, would reestablish the local sales tax rate at 1.25 percent upon the payment of the economic recovery bonds. Either Senate Constitutional Amendment No. 4 or Proposition 65, if approved by the voters, would restrict the State's ability to reduce or reallocate local sales tax revenues in the future. See "STATE FINANCES--Local Governments."

          CORPORATION TAX

Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.   Sub-Chapter S corporations are taxed at 1.5 percent of profits.

     Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. Chapter 488, Statutes of 2002 (AB 2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. That Chapter also increases the percent of a taxpayer's net operating loss ("NOL") that can be carried forward from 65 percent to 100 percent beginning January 1, 2004, for NOLs generated after that date. About 85 percent of NOL is deducted from corporation taxes with the balance deducted from personal income tax.

     On February 23, 2004, the U.S. Supreme Court denied the State Franchise Tax Board's appeal requesting review of the decision in FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential revenue losses could total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). The reduction in General Fund revenues could result in lower Proposition 98 expenditures; however the potential savings in Proposition 98 expenditures is unknown at this time.

          INSURANCE TAX

     The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

          ESTATE TAX; OTHER TAXES

     The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As part of this, the Act reduced the State pick-up tax by 25 percent in 2002, 50 percent in 2003, and 75 percent in 2004, and eliminates it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent. See Table 4 entitled "Comparative Yield of State Taxes--All Funds, 1999-00 Through 2004-05."

     Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

          SPECIAL FUND REVENUES

     The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

     - Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

     - Charges for special services to specific functions, including such items as business and professional license fees.

     - Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

     Motor vehicle related taxes and fees accounted for about 46 percent of all special fund revenues and transfers in fiscal year 2002-03. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2002-03, $7.1 billion was derived from the ownership or operation of motor vehicles. About $3 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. For a discussion of proposed agreements to replace vehicle license fees with increased property tax revenues, see "STATE FINANCES - Local Governments - Vehicle License Fee."

          TAXES ON TOBACCO PRODUCTS

     On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, a 25-cent per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research, to indigent health services, and environmental and recreation programs.

     Proposition 10, which was approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund.

     The State excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non- cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.   Ten cents of the per-pack tax is allocated to the State's General Fund.

4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

     RECENT TAX RECEIPTS

     The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five years, and the current year.

                                     TABLE 3
                               RECENT TAX RECEIPTS

                                TREND OF STATE            TAXES PER $100
                              TAXES PER CAPITA(a)       OF PERSONAL INCOME
                            -----------------------   -----------------------
                              GENERAL                   GENERAL
    FISCAL YEAR                FUND         TOTAL        FUND         TOTAL
--------------------        ----------   ----------   ----------   ----------
1999-00                     $ 2,095.53   $ 2,447.03   $     7.01   $     8.18
2000-01                       2,219.26     2,585.25         6.85         7.99

                                TREND OF STATE            TAXES PER $100
                              TAXES PER CAPITA(a)       OF PERSONAL INCOME
                            -----------------------   -----------------------
                              GENERAL                   GENERAL
    FISCAL YEAR                FUND         TOTAL        FUND         TOTAL
--------------------        ----------   ----------   ----------   ----------
2001-02                       1,802.22     2,106.63         5.52         6.45
2002-03                       1,836.25     2,134.58         5.62         6.53
2003-04(b)                    1,948.19     2,258.90         5.84         6.77
2004-05(b)                    2,045.75     2,370.64         5.90         6.83

----------
(a)  Data reflect population figures based on the 2000 Census.

(b)  Estimated.

Source: State of California, Department of Finance.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     The following table gives the actual and estimated revenues by major source for the last five years and the current year. This table shows taxes that provide revenue both to the General Fund and State special funds.

                                     TABLE 4
                   COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS
                             1999-00 THROUGH 2004-05
                            (MODIFIED ACCRUAL BASIS)
                                   (THOUSANDS)

  YEAR                                                         INHERITANCE,                                    MOTOR       MOTOR
 ENDING     SALES AND       PERSONAL                            ESTATE AND              ALCOHOLIC   HORSE     VEHICLE     VEHICLE
JUNE 30       USE(a)         INCOME    CORPORATION   TOBACCO       GIFT      INSURANCE  BEVERAGES   RACING     FUEL(b)     FEES(c)
--------  ------------    ------------ ----------- ----------- ------------ ----------- ---------- -------- ----------- -----------
2000      $ 25,525,788(e) $ 39,578,237 $ 6,638,898 $ 1,216,651 $    928,146 $ 1,299,777 $  282,166 $ 44,130 $ 3,069,694 $ 5,263,245
2001        26,616,073(e)   44,618,532   6,899,322   1,150,869      934,709   1,496,556    288,450   42,360   3,142,142   5,286,542
2002        26,004,521(e)   33,051,107   5,333,030   1,102,806      890,627   1,595,846    292,627   42,247   3,295,903   3,836,795
2003        27,177,756(e)   32,713,830   6,803,583   1,055,505      647,372   1,879,784    290,564   40,509   3,202,512   3,965,410
2004(d)     26,289,755(f)   36,000,000   7,280,000   1,055,100      400,000   2,090,000    300,800   42,245   3,300,369   4,318,151
2005(d)     29,118,223(f)   38,974,000   7,572,500   1,035,000      135,400   2,195,000    302,000   42,457   3,322,018   3,589,397

----------
(a) Numbers include local tax revenue from the 0.5 percent rate increase dedicated to local governments for the State-local health and welfare program realignment program. The 0.5 percent rate is equivalent to about $2.3 billion to $2.5 billion per year. The figures also reflect a statutory
     0.25 percent reduction which occurred only during calendar year 2001.

(b) Motor vehicle fuel tax (gasoline), use fuel tax (diesel and other fuels), and jet fuel.

(c) Registration and weight fees, motor vehicle license fees and other fees. Vehicle license fee values reflect a 35 percent reduction of two percent of a vehicle's depreciation value from the 1998 rate of 2 percent for 2000 and the first half of 2001; a 67.5 percent reduction from such rate for the second half of 2001 and thereafter.

(d)  Estimated as of July 31, 2004.

(e) The figures do not include voter approved local revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. They do include the 0.50 percent Local Public Safety Fund revenue.

(f) Unlike the figures for fiscal years ending June 30, 2000, through June 30, 2003, these estimated figures do not include the 0.50 percent Local Public Safety Fund revenue. These estimated figures also do not include voter approved local revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. Estimate for fiscal year 2004-05 includes $1.136 billion for a temporary one-quarter cent tax increase to be deposited in the Fiscal Recovery Fund and used for repayment of the economic recovery bonds. See "Sources of Tax Revenue--Sales Tax."

NOTE: This table shows taxes which provide revenue both to the General Fund and State special funds. Also, some revenue sources are dedicated to local governments. This accounts for differences between the information in this table and Table 12.

Source: Fiscal years 1999-00 through 2002-03: State of California,
        Office of the State Controller.
        Fiscal years 2003-04 and 2004-05: State of California, Department of Finance.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     STATE EXPENDITURES

     The following table summarizes the major categories of State expenditures, including both General Fund and special fund programs.

                                     TABLE 5
                             GOVERNMENTAL COST FUNDS
                                (BUDGETARY BASIS)
               SCHEDULE OF EXPENDITURES BY FUNCTION AND CHARACTER
                         FISCAL YEARS 1998-99 TO 2002-03
                                   (THOUSANDS)

                                                 1998-99          1999-00          2000-01          2001-02          2002-03
                                              -------------    -------------    -------------    -------------    -------------
Function
Legislative, Judicial, Executive
    Legislative                               $     219,814    $     232,323    $     262,370    $     265,312    $     276,462
    Judicial(a)                                   1,346,131        1,372,681        1,478,710        1,633,518        2,524,446
    Executive                                       958,189        1,241,219        1,352,128        1,371,891        1,283,297
State and Consumer Services                         829,745          856,096          950,192        1,100,942          955,054
Business, Transportation and Housing
    Business and Housing                            136,893          156,499          601,053          240,237          184,573
    Transportation                                4,462,905        5,549,520        4,417,139        6,052,926        3,712,133
Technology, Trade and Commerce                      130,796          488,489          140,833           81,832           50,335
Resources                                         1,695,323        1,858,844        3,349,003        2,284,269        1,993,957
Environmental Protection                            600,060          689,678          869,539          993,144          762,052
Health and Human Services                        19,616,132       21,806,291       24,204,531       26,563,743       27,420,865
Correctional Programs                             4,181,474        4,412,542        4,952,927        5,242,369        5,614,849
Education
    Education-K through 12                       22,783,975       26,356,838       28,720,596       28,078,228       27,611,356
    Higher Education                              7,838,117        8,553,343        9,655,954        9,945,193        9,951,749
Labor and Workforce Development(b)                      N/A              N/A              N/A              N/A          250,616
General Government
    General Administration                          859,703          982,923        1,294,587        2,475,564        1,830,280
    Debt Service                                  1,988,176        2,072,960        2,270,649        2,432,942        2,067,815
    Tax Relief                                      450,213        1,840,129        4,655,826        3,028,703        4,446,940
    Shared Revenues                               4,151,197        3,677,687        4,385,429        5,528,996        2,784,970
    Brown vs. US Dept. of Health and
      Human Services                                      -                -                -           96,000                -
    Other Statewide Expenditures                    891,070          580,307          635,475          476,170          526,863
Expenditure Adjustment for
Encumbrances(c)                                    (461,310)        (628,506)      (1,943,208)        (681,856)       2,365,728
Credits for Overhead Services by
General Fund                                       (144,041)        (170,594)        (197,343)        (251,575)        (288,871)
Statewide Indirect Cost Recoveries                  (32,791)         (37,423)         (36,610)         (47,862)         (50,313)
                                              -------------    -------------    -------------    -------------    -------------
    Total                                     $  72,501,771    $  81,891,846    $  92,019,780    $  96,910,686    $  96,275,156
                                              =============    =============    =============    =============    =============

Character
    State Operations                          $  21,092,849    $  22,864,874    $  24,850,286    $  27,994,343    $  26,241,065
    Local Assistance                             50,734,442       58,369,828       66,087,018       67,993,721       69,043,191
    Capital Outlay                                  674,480          657,144        1,082,476          922,622          990,900
                                              -------------    -------------    -------------    -------------    -------------
      Total                                   $  72,501,771    $  81,891,846    $  92,019,780    $  96,910,686    $  96,275,156
                                              =============    =============    =============    =============    =============

----------
(a) Included in this amount are the expenditures of the Trial Court Trust Fund. As of July 1, 2002, the Trial Court Trust Fund was reclassified to a Governmental Cost Fund from a Non-Governmental Cost Fund.

(b) Legislation was enacted effective January 1, 2003 which created a new agency function called the Labor and Workforce Development. The following agencies were transferred from General Government to this new function: the Employment Development Department, the California Workforce Investment Board, the Agricultural Labor Relations Board, and the Department of Industrial Relations.

(c) Expenditures for the State Highway Account (Fund 0042) and the Traffic Congestion Relief Fund (Fund 3007) are reported on a modified cash basis. This method of accounting eliminated all of the continuing appropriations in these two funds.

Source: State of California, Office of the State Controller.

     STATE APPROPRIATIONS LIMIT

     The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

     There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

     The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

     The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     The following table shows the Appropriations Limit for fiscal years 2000-01 through 2004-05.

     As of the release of the 2004 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $13.698 billion and $10.569 billion under the Appropriations Limit in fiscal years 2003-04 and 2004-05, respectively.

                                     TABLE 6
                           STATE APPROPRIATIONS LIMIT
                                   (MILLIONS)

                                                                                FISCAL YEARS
                                              ---------------------------------------------------------------------------------
                                                 2000-01          2001-02          2002-03          2003-04          2004-05
                                              -------------    -------------    -------------    -------------    -------------
State Appropriations Limit                    $      54,073    $      59,318    $      59,591    $      61,702    $      64,588*
Appropriations Subject to Limit                     (51,648)         (42,240)         (45,832)         (48,004)*        (54,019)*
Amount (Over)/Under Limit                     $       2,425    $      17,078    $      13,759    $      13,698*   $      10,569*

----------
*    Estimated/Projected.

Source:  State of California, Department of Finance.

     PROPOSITION 98

     On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, this funding guarantee has been adjusted to approximately 39 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal year 2004-05. See "STATE FINANCES--State Appropriations Limit."

     The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

     The 2004 Budget Act reflects General Fund Proposition 98 expenditures in fiscal years 2002-03 through 2004-05 as outlined in the table below. This represents Proposition 98 K-12 spending per pupil of 6.2 percent above the fiscal year 2002-03 level in both fiscal years 2003-04 and 2004-05. The 2004 Budget Act includes full funding for statutory growth and COLA adjustments, and also reflects the deferral of Proposition 98 expenditures of $2.158 billion from fiscal year 2002-03 to fiscal year 2003-04, $1.297 billion from fiscal year 2003-04 to fiscal year 2004-05 and $1.283 billion from fiscal year 2004-05 to fiscal year 2005-06. Appropriations for fiscal year 2003-04 include $188 million implementing the settlement agreement in the WILLIAMS litigation. The 2004 Budget Act assumes that any funding for the settlement of the WILLIAMS litigation for fiscal year 2004-05 will be accommodated within the existing

Proposition 98 guarantee. See "LITIGATION--Actions Seeking Program Modifications." Estimates for fiscal year 2004-05 Proposition 98 funding assume voter approval of Senate Constitutional Amendment No. 4 in the November 2004 election. See "STATE FINANCES--Local Governments."

                                     TABLE 7
                             PROPOSITION 98 FUNDING
                                   (MILLIONS)

                                                                                                            CHANGE FROM
                                              2002-03                   2003-04             2004-05        REVISED 2003-04
                                      -----------------------   -----------------------   ----------   ------------------------
                                        ENACTED      REVISED      ENACTED      REVISED      ENACTED      AMOUNT        PERCENT
                                      ----------   ----------   ----------   ----------   ----------   ----------    ----------
K-12 PROPOSITION 98
State General Fund                    $   28,647   $   26,156   $   27,630   $   28,044   $   30,873   $    2,829         10.10
Local property tax revenue                12,912       12,812       13,625       13,666       11,214       (2,452)       (17.90)
                                      ----------   ----------   ----------   ----------   ----------   ----------    ----------
     Subtotals(a)                     $   41,559   $   38,968   $   41,255   $   41,710   $   42,087   $      377          0.90%

OTHER PROPOSITION 98
State General Fund                    $    2,913   $    2,736   $    2,353   $    2,368   $    3,130   $      762         32.20%
Local property tax revenue                 2,008        1,991        2,105        2,123        1,772         (351)       (16.50)
                                      ----------   ----------   ----------   ----------   ----------   ----------    ----------
     Subtotals(a)                     $    4,921   $    4,727   $    4,458   $    4,491   $    4,902   $      411          9.25%

TOTAL PROPOSITION 98
State General Fund                    $   31,560   $   28,892   $   29,983   $   30,412   $   34,003   $    3,591         11.80%
Local property tax revenue                14,920       14,803       15,730       15,789       12,986       (2,803)       (17.80)
                                      ----------   ----------   ----------   ----------   ----------   ----------    ----------
     TOTALS(a)                        $   46,480   $   43,695   $   45,713   $   46,201   $   46,989   $      788          1.70%

----------
(a)  Totals may not add due to rounding.
(b) Assumes voter approval of Senate Constitutional Amendment No. 4. See "STATE FINANCES--Local Governments."
Source: State of California, Department of Finance

     Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor's concurrence, to suspend the K-14 schools' minimum funding guarantee for a one-year period. Restoration of the Proposition 98 funding level to the level that would have been required in the absence of such a suspension occurs over future fiscal years according to a specified State Constitutional formula.

     Legislation related to the 2004 Budget Act suspends the Proposition 98 minimum guarantee by $2.004 billion. This amount is added to the existing maintenance factor (defined above), for a total estimated maintenance factor of $3.625 billion at the end of fiscal year 2004-05. This cumulative maintenance factor is required to be restored to the Proposition 98 budget in future years as explained above. Assuming a continued moderate economic growth scenario, the Administration projects that $1.6 billion of the total maintenance factor could be restored in the next three to five fiscal years. The remaining $2 billion maintenance factor would be restored over another three to five fiscal years. Therefore, rebasing the minimum funding guarantee provides ongoing General Fund savings over several fiscal years until the maintenance factor is fully repaid.

     Appropriations for fiscal years 2002-03, 2003-04 and 2004-05 are currently estimated to be $486.7 million, $481.1 million and $301.6 million, respectively, below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. The fiscal year 2004-05 amount is reflected in General Fund balances as a reserve for Proposition 98. As the factors used to determine this amount for fiscal year 2004-05 are not yet fixed, this amount may change and will be re-estimated in the fiscal year 2005-06 Governor's Budget and May Revision. The Administration also may propose additional appropriations to meet this obligation during the 2004-05 fiscal year. Legislation enacted in August 2004 will annually appropriate $150 million per year, beginning in fiscal year 2006-07, to repay any prior year Proposition 98 obligations, including $250.8 million owed from the 1995-96 and 1996-97 fiscal years, until these obligations are fully repaid.

     LOCAL GOVERNMENTS

     The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution ("Proposition 13"), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax" for a discussion of the impact of the economic recovery bond issuances on local sales taxes.

     The 2004 Budget Act and related legislation will dramatically change the State-local fiscal relationship. By agreement between the State and local governments officials, the VLF (defined below) will be reduced from 2 percent to
0.65 percent of the value of the vehicle. In order to protect local governments, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

     Under the proposed agreement, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive would be reduced by $700 million. In future years, local governments would receive the full value of the VLF revenue that they would have received under current law. Also for these two fiscal years, the proposed agreement would require redevelopment agencies to shift $250 million in property tax revenue they would otherwise receive to schools, and special districts would shift $350 million to schools. As part of the agreement, Senate Constitutional Amendment No. 4 has been enacted by the Legislature and placed on the November 2004 ballot for approval by the electorate. If approved by the voters, Senate Constitutional Amendment No. 4 would protect local governments' property, sales, and vehicle license fee revenues in future years. In a fiscal emergency, the A-23 State could borrow up to eight percent of local property tax revenues, provided a number of conditions are met, and the amount borrowed would have to be paid back within three years. The State would be unable to restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4 would also protect local governments by prohibiting the State from mandating activities on local governments, but deferring payment for these costs. If the State does not provide funding for the activity, the requirement on local governments would be suspended. In addition, the definition of what constitutes a mandate on local governments would be broadened to better reflect when added costs are imposed on local governments. See "THE BUDGET PROCESS--Constraints on the Budget Process--Additional Constraints on the Budget Process."

     Proposition 65, an initiative measure that also seeks to protect revenues for local governments, has qualified for the November 2004 ballot. Local officials have indicated they will drop all campaign efforts for this measure, and will campaign for the State-local initiative. Senate Constitutional Amendment No. 4 provides that if Senate Constitutional Amendment No. 4 and Proposition 65 are both approved by the voters and Senate Constitutional Amendment No. 4 receives more affirmative votes, none of the provisions of Proposition 65 would take effect. Conversely, if Proposition 65 receives more votes than Senate Constitutional Amendment No. 4, the statutory portions of the State-local agreement, which are contained in Chapter 211, Statutes of 2004, will be suspended. See "THE BUDGET PROCESS--Constraints on the Budget Process--Additional Constraints on the Budget Process."

     In fiscal year 2004-05, funding is provided for various programs, including the Citizens' Option for Public Safety program to support local front-line law enforcement ($100 million), county juvenile justice and crime prevention programs ($100 million), reimbursement of jail booking fees ($38.2 million), grants to county assessors to increase and enhance property tax assessment activities ($60 million), and open space subvention reimbursements to cities and counties ($39 million). In addition, $18.5 million will be provided to 37 specified small and rural county sheriff departments. In subsequent years, the booking fee reimbursement will be eliminated and the fees will be reduced by 50 percent.

          VEHICLE LICENSE FEE

     Vehicle license fees are assessed in the amount of two percent of a vehicle's depreciated market value for the privilege of operating a vehicle on California's public highways. A program to offset (or reduce) a portion of the vehicle license fees ("VLF") paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in the current effective rate of 0.65 percent). This level of offset was estimated to provide tax relief of $3.95 billion in fiscal year 2003-04. Beginning in fiscal year 2004-05, the state-local agreement will permanently reduce the VLF rate to
0.65 percent and eliminate the General Fund offset program.

     In connection with the offset of the VLF, the Legislature authorized appropriations from the State General Fund to "backfill" the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully "backfill" the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received "backfill" payments totaling $3.80 billion in A-24 fiscal year 2002-03. "Backfill" payments totaling $2.65 billion were expected to be paid to local governments in fiscal year 2003-04. The State-local agreement also provides for the repayment in August 2006 of approximately $1.2 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of higher fees. This repayment obligation is codified by Senate Constitutional Amendment No. 4, which is subject to the approval of the voters in the November 2004 election. See "LITIGATION--Challenges Related to the Vehicle License Fee Offset and Related Payments to Local Governments."

     In an unpublished decision issued in September 2003, the Court of Appeal (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL., D039471; petition for review denied by the California Supreme Court, in December, 2003) ruled in favor of the County of San Diego on certain claims related to the medically indigent adult ("MIA") program, and determined that the State owed the County of San Diego approximately $3.5 million for medical services rendered to MIAs during the two-year period (1991-1992). See "LITIGATION--Local Government Mandate Claims and Actions." The decision triggered the automatic reduction in VLF payments to local governments, by making the statutory depreciation schedule, enacted as part of the 1991 program realignment between State and local governments, inoperative as of March 1, 2004. In response to this reduction, the Department of Motor Vehicles ("DMV") adopted emergency regulations to offset this reduction in revenues. Subsequently, legislation was approved to reinstate the authority to transfer VLF revenues to the counties. The reinstatement will be made permanent by Senate Constitutional Amendment No. 4, if approved by the voters.

          TRIAL COURTS

     Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. This resulted in decreasing the county contribution for court operations by $415 million and allowed cities to retain $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.8 billion and $1.7 billion in State resources in fiscal years 2003-04 and 2004-05, respectively, and $475 million in resources from the counties in each fiscal year.

          WELFARE SYSTEM

     The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"). Under the CalWORKs (defined below) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

     WELFARE REFORM

     The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through September 30, 2004.

     Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

     Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 474,000 cases in fiscal year 2003-04 and 473,000 cases in fiscal year 2004-05. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs' inception in January 1998, caseload has declined by nearly 35 percent, and the number of working recipients has increased from less than 20 percent in 1996 to nearly 50 percent in 2002.

     California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement in fiscal years 2003-04 and 2004-05. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2004 Budget Act eliminates TANF funding for county juvenile probation services, decreases State funding for tribal TANF programs and delays the 2004-05 CalWORKs cost-of-living adjustment for three months.

     The 2004 Budget Act includes an augmentation of $191.9 million in fiscal year 2003-04 and $241.9 million in fiscal year 2004-05 for employment services to enable recipients to move off of aid and into sustainable employment. The 2004 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for fiscal year 2003-04 and $6.7 billion for fiscal year 2004-05, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2004 Budget Act includes a TANF reserve of $171.1 million, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.

     Authorization for the TANF program currently ends September 30, 2004 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. While Congress and the President will consider several key policy changes, federal reauthorization legislation introduced to date would significantly increase the work participation rate requirements. One proposal would increase work participation rate requirements by 5 percent annually from the current statutory rate of 50 percent to 70 percent in federal fiscal year 2008. The State would need to make substantial investments in child care and employment services in order to meet the increased work participation rate requirements if this proposal was adopted. Failure to meet these increased requirements could result in significant federal penalties.

     PENSION TRUSTS

     The assets and liabilities of the three principal retirement systems in which the State participates, CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"), are included in the financial statements of the State as fiduciary funds and described in Note 20 to the Audited Annual Financial Statements of the State of California for the year ended June 30, 2003 (the "Audited Financial Statements"), incorporated by reference in or attached to this APPENDIX C. See "FINANCIAL STATEMENTS."

     The three largest defined benefit retirement plans contained in the retirement systems and the excess of the actuarial value of assets over the actuarial accrued liability or unfunded actuarial accrued liability of those plans at June 30, 2003 was reported to be as follows:

                                     TABLE 8
                   ACTUARIAL VALUE OF STATE RETIREMENT SYSTEMS

                                                   EXCESS OF ACTUARIAL VALUE OF ASSETS OVER
                                                        ACTUARIAL ACCRUED LIABILITIES
             NAME OF PLAN                                (UNFUNDED ACTUARIAL ACCRUED
                                                                   LIABILITY)
-------------------------------------------        ----------------------------------------
Public Employees' Retirement Fund                             $ (11.935) billion
        (CalPERS)(1)
State Teachers' Retirement Fund Defined                         (23.110) billion
        Benefit Program (CalSTRS)
University of California Retirement Plan                          8.474  billion

----------
(1)  Excludes the value of the local government plans of the system.

     According to CalSTRS, its investment portfolio market value as of July 31, 2004, was approximately $116,177,000,000, compared to $100,893,000,000 as of
July 31, 2003. The CalPERS reports that its investment portfolio market value as of July 31, 2003, was approximately $144,800,000,000, compared to $143,400,000,000 as of July 31, 2002. Updated portfolio market value figures for CalPERS will not be available until late fall of 2004.

     The State's contribution to the CalPERS and the UC Retirement System is actuarially determined each year, while the State's contribution to the CalSTRS Defined Benefit Program is established by statute. This is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The State must also contribute 2.5 percent of teacher payroll to the Supplemental Benefits Maintenance Account, which is a purchasing power protection reserve. CalSTRS has recently announced that due to an unfunded liability associated with the 1990 benefit structure, the State will be required to pay an additional 0.524 percent ($94 million from the General Fund); however the State is still evaluating the validity of this assertion. The following table shows the State's contributions to CalPERS for fiscal years 1997-98 through 2003-04 and its estimated contribution for 2004-05:

                                     TABLE 9
                          STATE CONTRIBUTION TO CALPERS
                         FISCAL YEARS 1997-98 TO 2004-05

               1997-98                       $  1,223,000,000
               1998-99                            766,100,000
               1999-00                            463,600,000
               2000-01                            156,700,000
               2001-02                            677,200,000
               2002-03                          1,190,000,000
               2003-04                          2,213,000,000
               2004-05                          2,547,000,000(1)

----------
               (1)  Estimated

     Due to past investment losses and increased retirement benefits, the State contribution to CalPERS has increased from $156.7 million in fiscal year 2000-01 to an estimated $2.547 billion in fiscal year 2004-05.

     The 2004 Budget Act includes a pension reform package to reduce the State's future costs of pension contributions. The pension reform would require that all new miscellaneous and industrial employees contribute 5 percent of their salaries into a 401(a) account for their first two years of service to the State. The State would not contribute to CalPERS on behalf of those employees for the first two years. At the completion of the two years, the employees would automatically begin paying into CalPERS instead of the 401(a) account and the State would begin making normal contributions on the employees' behalf. At the end of forty-eight months, the new employees will be given a choice of withdrawing their accumulated 5 percent contributions, rolling their contributions into a deferred compensation program, or purchasing their accrued service with CalPERS. The 2004 Budget Act also assumes the issuance of $929 million of pension obligation bonds to cover a portion of the State's retirement obligations for fiscal year 2004-05. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds." Details concerning the three largest plans and information concerning the other plans contained in the retirement systems are included in Note 20 to the Audited Financial Statements. See "FINANCIAL STATEMENTS."

     REPAYMENT OF ENERGY LOANS

     The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

     The cost of the loans from the General Fund and the banks and commercial lenders that financed DWR's power supply program costs during 2001 exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the three major investor-owned electric utilities (the "IOUs") resumed responsibility for obtaining electricity for their customers.

     The general purpose of the power supply program has been to provide to customers of the IOUs the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

     UNEMPLOYMENT INSURANCE FUND

     In fiscal year 2002-03 the State paid $8.161 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In fiscal year 2003-04 the State estimates it paid $7.811 billion in benefits from the UI Fund. The UI Fund (which is not part of the General Fund) is projected to have a $220 million deficit in calendar year 2004, notwithstanding the automatic unemployment insurance tax rate increase that took effect January 1, 2004. The Employment Development Department ("EDD") has received approval for a loan from the federal government of up to $1.2 billion to provide cash flow relief so that unemployment benefits can continue to be paid. The federal loan will be repaid from increased UI tax revenue. Interest payments on the loan, if incurred, will be paid by the EDD Contingent Fund and not the General Fund. The Administration and the Legislature will have to determine how to resolve the cash flow imbalance in the UI Fund for the long-term. This issue is expected to be addressed by the Legislature in the future.

     INVESTMENT OF FUNDS

     Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of July 31, 2004, the PMIA held approximately $30.6 billion of State moneys, and $21.2 billion invested for about 2,734 local governmental entities through the Local Agency Investment Fund ("LAIF"). The assets of the PMIA as of July 31, 2004, are shown in the following table:

                                    TABLE 10
           ANALYSIS OF THE POOLED MONEY INVESTMENT ACCOUNT PORTFOLIO*

                                                      AMOUNT          PERCENT
                     TYPE OF SECURITY               (THOUSANDS        OF TOTAL
               -----------------------------      ---------------    ---------
               U.S. Treasury                      $     6,895,836         13.3%
               Commercial Paper                         6,941,572         13.4
               Certificates of Deposits                 9,050,044         17.5
               Corporate Bonds                          1,451,296          2.8
               Federal Agency                          16,207,861         31.3
               Bankers Acceptances                              -          0.0
               Bank Notes                                 600,000          1.2
               Loans Per Government Code                4,771,189          9.2
               Time Deposits                            5,879,795         11.4
               Repurchases                                      -          0.0
               Reverse Repurchases                              -          0.0
                                                  ---------------    ---------
                                                  $    51,797,593        100.0%
                                                  ===============    =========

----------
*    Totals may differ due to rounding.

Source: State of California, Office of the Treasurer.

     The State's treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB. The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

     The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10 percent of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment.

     The average life of the investment portfolio of the PMIA as of July 31, 2004 was 201 days.

                               THE BUDGET PROCESS

     GENERAL

     The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

     The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58") and as described below, beginning with fiscal year 2004-05, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.

     Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. See "THE BUDGET PROCESS--Constraints on the Budget Process" below. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

     Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges ("K-14 education") only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

     Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

     CONSTRAINTS ON THE BUDGET PROCESS

          PROPOSITION 58 (BALANCED BUDGET AMENDMENT)

     Proposition 58 requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for midyear adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

     If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

     Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

     Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

          ADDITIONAL CONSTRAINTS ON THE BUDGET PROCESS

     Over the years, a number of laws and constitutional amendments have been enacted, often from voter initiatives, which have made it more difficult to raise State taxes, have restricted the use of State General Fund or special fund revenues, or have otherwise limited the Legislature and Governor's discretion in enacting budgets. Proposition 58 is the most recent example. Prior examples of provisions that make it more difficult to raise taxes include Proposition 13, which, among other provisions, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be enacted by a two-thirds vote in each house of the Legislature. Prior examples of provisions restricting the use of General Fund revenue are Proposition 98, which mandates a minimum percentage of General Fund revenues to be spent on local education, and Proposition 10, which raised taxes on tobacco products but mandated how the additional revenues would be expended. See "STATE FINANCES--Proposition 98" and "--Sources of Tax Revenue--Taxes on Tobacco Products."

     An initiative statute, Proposition 49, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. In the first year after fiscal year 2003-04 that non-Proposition 98 General Fund appropriations exceed the base year level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount of appropriations above the trigger level. The initiative defines the base year level as the fiscal year during the period July 1, 2000, through June 30, 2004, for which the State's non- Proposition 98 General Fund appropriations are the highest as compared to any other fiscal year during that period. Using data from July 2004, the 2000-01 fiscal year is the base year. Based upon expected non-Proposition 98 General Fund appropriations as of July 2004, the initiative is unlikely to require implementation of the funding increase for before and after school programs until fiscal year 2008-09. The 2004 Budget Act includes approximately $121.6 million for these after school programs in fiscal year 2004-05, $428.4 million below the amount which the initiative would require if the full funding increase were triggered.

     As described under "STATE FINANCES - Local Governments" above, as part of an agreement between the State and local government officials, Senate Constitutional Amendment No. 4 has been approved by the Legislature and placed on the November 2004 ballot for approval by the electorate. If approved by the voters, Senate Constitutional Amendment No. 4 would protect local governments' property and sales tax and vehicle license fee revenues in future years. This measure would require the approval of two-thirds of both houses of the Legislature before any changes can be made to the allocation of property tax revenues among local governments. In a fiscal emergency, the State could borrow up to eight percent of local property tax revenues, provided a number of conditions are met, and the amount borrowed would have to be paid back within three years. This measure also would prohibit the State from reducing local sales tax rates, restricting the authority of local governments to levy a sales tax rate, or changing the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4, if approved by the voters, would also protect local governments by prohibiting the State from mandating activities on local governments, but deferring payment for these costs. If the State does not provide funding for the activity, the requirement on local governments would be suspended. In addition, the definition of what constitutes a mandate on local governments would be broadened to better reflect when added costs are imposed on local governments.

     Proposition 65, an initiative measure that also seeks to protect revenues for local governments, has qualified for the November 2004 ballot. Local officials have indicated they will drop all campaign efforts for this measure, and will campaign for the State-local initiative. Senate Constitutional Amendment No. 4 provides that if Senate Constitutional Amendment No. 4 and Proposition 65 are both approved by the voters and Senate Constitutional Amendment No. 4 receives more affirmative votes, none of the provisions of Proposition 65 would take effect. Conversely, if Proposition 65 receives more votes than Senate Constitutional Amendment No. 4, the statutory portions of the State-local agreement, which are contained in Chapter 211, Statutes of 2004, will be suspended.

                           PRIOR FISCAL YEARS' BUDGETS

     Following a severe recession in the early 1990s, the State's financial condition improved markedly starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and A-32 welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

     2001 BUDGET ACT

     The 2001 Budget Act (for fiscal year 2001-02) was signed by Governor Davis on July 26, 2001. The spending plan for fiscal year 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the DWR for power purchases would be repaid with interest. See "STATE FINANCES--Repayment of Energy Loans."

     The final estimate of fiscal year 2001-02 revenues and expenditures showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

     2002 BUDGET ACT

     The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget") projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

     The 2002 Budget Act was signed by Governor Davis on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

     Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

     In late November 2002, Governor Davis directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional nonessential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In the spring of 2003, the Legislature passed budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding.

     2003 BUDGET ACT

     The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

     The May Revision to the 2003-04 Governor's Budget (the "May Revision") reduced the revenue estimate for fiscal year 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. The May Revision estimated that the cumulative budget shortfall for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion.

     The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04. The revenue projections incorporated a 4 percent increase in State tax revenues (as projected by the LAO's office in August of 2003).

     The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of the economic recovery bonds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds."

     The 2004-05 Governor's Budget's projection for fiscal year 2003-04, released on January 9, 2004, projected $1.274 billion of additional revenues, $3.879 billion of additional expenditures and $205 million additional prior year adjustments as compared to the 2003 Budget Act. After accounting for a $473 million reduction in other reserves, the June 30, 2004 General Fund reserve was projected to be $290 million, down approximately $1.9 billion from the 2003 Budget Act. The 2004-05 Governor's Budget assumed the implementation of certain mid-year spending reductions.

     On May 13, 2004, the Governor released the May Revision to the 2004-05 Governor's Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a $1.88 billion reserve as of June 30, 2004, representing a $1.597 billion increase compared to the 2004-05 Governor's Budget.

     The 2004 Budget Act estimated a $2.198 billion reserve as of June 30, 2004, $290 million higher than projected in the May Revision.

                              CURRENT STATE BUDGET

     The discussion below of the fiscal year 2004-05 budget and the table under "Summary of State Revenues and Expenditures" are based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. See "CURRENT STATE BUDGET--Revenue and Expenditure Assumptions."

     BACKGROUND

     The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. The May Revision released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).

     2004 BUDGET ACT

     After months of negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision to the 2004-05 Budget, including the use of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04 (see "STATE INDEBTEDNESS AND OTHER OBLIGATIONS-Economic Recovery Bonds").

     Under the 2004 Budget Act, General Fund revenues are projected to increase
3.6 percent, from $74.6 billion in fiscal year 2003-04 (which includes approximately $2.3 billion in tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assume a continuing rebound in California's economy as reflected in several key indicators. See "CURRENT STATE BUDGET--Economic Assumptions." Excluding the impact of the economic recovery bonds, General Fund expenditures are estimated to increase by
6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve is projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

     The 2004 Budget Act largely reflects the budget proposals contained in the May Revision (released on May 13, 2004) to the original 2004-05 Governor's Budget (the "May Revision") proposed on January 9, 2004. Revenue increases since the May Revision reflected in the 2004 Budget Act total $542 million. The majority of the change in revenues can be accounted for by a $315 million increase due to the Legislature's adoption of the Legislative Analyst's revenue estimates, and a $210 million increase from the suspension of the Teacher's Tax Credit. Resources also increased by an additional $341 million in prior year adjustments. In addition, expenditures increased by $1.1 billion since the May Revision. These changes resulted in a $230 million reduction to the reserve, compared to May Revision. The majority of the expenditure increase is due to the restoration of solutions in the Health and Human Services, Employee Compensation, County Probation, and Higher Education areas. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

     The 2004 Budget Act contains the following major components:

     1. Rebasing Proposition 98 Minimum Funding Guarantee--The level of Proposition 98 appropriations is to be reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act. See "STATE FINANCES--Proposition 98."

     2. Higher Education--A new fee policy for higher education is implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees are increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act includes $750 million in various spending reductions for higher education from otherwise mandated levels.

     3. Health and Human Services--While the Administration has proposed major reforms of the Medi-Cal program, any such reforms are expected to take at least one year to implement. As a result, the 2004 Budget Act does not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign have been included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the CalWORKs program are proposed. The budget includes $992 million in reductions in various social service programs from otherwise mandated levels.

     4. Pension Reform--The 2004 Budget Act eliminates State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumes the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in fiscal year 2004-05. Of this amount, $577 million is reflected as a revenue transfer and $352 million as savings. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

     5. Substantially Reduced External Borrowings--As stated, the 2004 Budget Act assumes the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds will be deposited in the Deficit Recovery Fund and will be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund). See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds."

     6. Tax Relief--The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05. See "STATE FINANCES--Local Governments."

     7. Indian Gaming--The 2004 Budget Act includes $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. The 2004 Budget Act authorizes the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. Receipt of the revenues and the issuance of these securities are contingent upon the failure of Propositions 68 and 70, which relate to Indian gaming and have qualified for the November 2004 ballot. Pending litigation relating to the Indian gaming compacts could also affect these additional revenues and securities issuance. See "LITIGATION--Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts."

     8. Other Revenue Enhancements and Expenditure Reductions--The 2004 Budget Act includes: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances).

     Set forth below is a chart showing a General Fund Budget Summary for the budget year as originally projected by the 2004-05 Governor's Budget and May Revision and as revised by the 2004 Budget Act.

                                    FIGURE 1
                       2004-05 GENERAL FUND BUDGET SUMMARY
                                   (MILLIONS)

                                                     AS OF 2005-05
                                                       GOVERNOR'S     AS OF 2004-05     AS OF 2004
                                                         BUDGET       MAY REVISION      BUDGET ACT
                                                     -------------    -------------    -------------
PRIOR YEAR RESOURCES AVAILABLE                       $       1,219    $       2,816    $       3,127
Revenues and Transfers                                      76,407           76,688           77,251
Expenditures                                                79,074           79,590           80,693
Use from Deficit Recovery Fund                              (3,012)          (2,012)          (2,012)
                                                     -------------    -------------    -------------
FUND BALANCE                                         $       1,564    $       1,927    $       1,697

     RESERVE FOR LIQUIDATION OF ENCUMBRANCES         $         929    $         929    $         929

     SPECIAL FUND FOR ECONOMIC UNCERTAINTIES         $         635    $         998    $         768

     "STRUCTURAL DEFICIT"

     In its May 17, 2004 "Overview of the 2004-05 May Revision" (the "LAO May Report"), the LAO projected that a $6 billion operating shortfall would re-emerge in fiscal year 2005-06. Although the LAO expected that the shortfall could be substantially offset through accessing carryover reserves and using the remaining Proposition 57 economic recovery bond authorization, the State budget would still be modestly out of balance. The LAO further projected that following fiscal year 2005-06, the State would again face major budget shortfalls, absent significant corrective actions. The LAO estimated that the fiscal year 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period (through fiscal year 2008-09).

     On September 22, 2004 the LAO issued its report entitled "California Spending Plan 2004-05--The Budget Act and Related Legislation" (the "LAO September Report"), analyzing the impact of the final 2004 Budget Act on the operating shortfall projections contained in the LAO May Report. The LAO September Report concludes that while the 2004 Budget Act "includes significant ongoing savings" and "makes some progress toward resolving the State's ongoing structural budget shortfall," the 2004 Budget Act, like the 2002 Budget Act and 2003 Budget Act, contains a "significant number of one-time or limited-term solutions" and "obligates additional spending in future years." The LAO states that a A-37 combination of these factors will likely add to the projected shortfall contained in the LAO May Report, and "that substantial additional actions will be needed to bring future budgets into balance."

     One-time savings measures contained in the 2004 Budget Act and highlighted in the LAO September Report include, among others, the use of approximately $2 billion in economic recovery bonds authorized by Proposition 57, the proposed issuance of $929 million in pension obligation bonds, the deferral of $1.2 billion in Proposition 42 transportation spending, the postponement of approximately $200 million of local government mandate payments, and the diversion of property tax revenue from local governments ($1.3 billion for each of fiscal years 2004-05 and 2005-06). The out-year spending highlighted by the LAO September Report includes the repayment of $1.3 billion of VLF "gap" loan to local governments due in fiscal year 2006-07, as well as the repayment of Proposition 98 deferrals and certain transportation loans.

     The LAO will be updating its projections in November 2004.

     Although the Administration projects that, given current spending rates, there will be an operating deficit in fiscal year 2005-06, the Legislature is required to send and the Administration is required to sign a balanced budget, as specified in the Constitution. See "--THE BUDGET PROCESS--Constraints on the Budget Process--Proposition 58 (Balanced Budget Amendment)." Savings, which cannot be determined at this time, are anticipated from various budget reform proposals, such as Medi-Cal and corrections, and from recommendations made by the California Performance Review that will be implemented. These savings will help reduce the operating deficit in fiscal year 2005-06.

     CALIFORNIA PERFORMANCE REVIEW

     In the 2004-05 Governor's Budget, the Administration revealed a plan to conduct a fundamental review of State government that would focus on the following areas: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform. On August 3, 2004, the California Performance Review presented its report to the Governor. The report proposes more than 1,000 recommendations aimed at increasing the efficiency of government and restructuring state agencies and departments, as well as a variety of policy changes affecting a wide variety of state programs. While the 2004 Budget Act does not reflect any items directly attributable to the California Performance Review, it is expected that some recommendations made by the California Performance Review will be implemented and that the anticipated savings resulting from such changes will help reduce the operating deficit in fiscal year 2005-06.

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                                      C-36

     SUMMARY OF STATE REVENUES AND EXPENDITURES

     The table below presents the actual revenues, expenditures and changes in fund balance for the General Fund for fiscal years 2000-01, 2001-02, and 2002-03, estimated results for fiscal year 2003-04 and projected results (based upon the 2004 Budget Act) for fiscal year 2004-05.

                                    TABLE 11
                      STATEMENT OF REVENUES, EXPENDITURES,
                    AND CHANGES IN FUND BALANCE-GENERAL FUND
                              (BUDGETARY BASIS)(a)
                      FISCAL YEARS 2000-01 THROUGH 2004-05
                                   (MILLIONS)

                                                                                                  ESTIMATED(b)     ESTIMATED(b)
                                                 2000-01          2001-02          2002-03         2003-04(c)       2004-05(c)
                                              -------------    -------------    -------------    -------------    -------------
FUND BALANCE-BEGINNING OF PERIOD              $     9,639.7    $     9,017.5    $    (2,109.8)   $    (7,536.2)   $     3,126.8
Restatements
    Economic Recovery Bonds(d)                            -                -                -          9,242.0                -
    Prior Year Revenue, Transfer
      Accrual Adjustments                            (158.8)          (729.8)           154.4          2,452.2                -
    Prior Year Expenditure, Accrual
      Adjustments                                    (229.9)           217.4            374.2             20.0                -
                                              -------------    -------------    -------------    -------------    -------------
FUND BALANCE-BEGINNING OF PERIOD, AS
   RESTATED                                   $     9,251.0    $     8,505.1    $    (1,581.2)   $     4,178.0    $     3,126.8
Revenues                                      $    77,609.9    $    64,060.3    $    68,545.8    $    73,899.3    $    76,345.8
Other Financing Sources
    Economic Recovery Bonds(d)                            -                -                -          2,012.0                -
    Transfers from Other Funds                      6,561.8(e)       2,143.3          3,289.5            671.1            905.1
    Other Additions                                    46.3             33.9            143.9                -                -
                                              -------------    -------------    -------------    -------------    -------------
TOTAL REVENUES AND OTHER SOURCES              $    84,218.0    $    66,237.5    $    71,979.2    $    76,582.4    $    77,250.9

Expenditures
    State Operations                          $    17,641.7    $    19,085.7    $    18,277.6    $    17,074.0    $    18,946.5
    Local Assistance                               58,441.4         57,142.0         59,145.3         58,153.1         62,143.0
    Capital Outlay                                  2,044.3            323.5            141.3            394.5             53.5
    Unclassified                                          -                -                -          2,012.0(f)      (2,462.0)(g)
Other Uses
    Transfer to Other Funds                         6,324.1(e)         301.2            370.0                -(h)             -(h)
                                              -------------    -------------    -------------    -------------    -------------
TOTAL EXPENDITURES AND OTHER USES             $    84,451.5    $    76,852.4    $    77,934.2    $    77,633.6    $    78,681.0

REVENUES AND OTHER SOURCES OVER OR
   (UNDER) EXPENDITURES AND OTHER
   USES                                       $      (233.5)   $   (10,614.9)   $    (5,955.0)   $    (1,051.2)   $    (1,430.1)

Fund Balance
    Reserved for Encumbrances                 $     1,834.3    $     1,491.5    $     1,037.4    $       928.7    $       928.7
    Reserved for Unencumbered
      Balances of Continuing
      Appropriations(i)                             1,436.7            827.3            996.9            471.3            155.9
    Reserved for School Loans(j)                      349.7                -                -                -                -
    Unreserved-Undesignated (k)                     5,396.8         (4,428.6)        (9,570.5)         1,726.8            612.1
                                              -------------    -------------    -------------    -------------    -------------

FUND BALANCE-END OF PERIOD                    $     9,017.5    $    (2,109.8)   $    (7,536.2)   $     3,126.8    $     1,696.7

----------
Footnotes on following page.

Source: Fiscal years 2000-01 to 2002-03: State of California, Office of the State Controller.
         Fiscal years 2003-04 and 2004-05: State of California, Department of Finance.

(a) These statements have been prepared on a budgetary basis in accordance with State law and some modifications would be necessary in order to comply with generally accepted accounting principles ("GAAP"). The Supplementary Information contained in the State's Audited Annual Financial Statements for the year ended June 30, 2003, incorporated by reference in this APPENDIX C, contains a description of the differences between the budgetary basis and the GAAP basis of accounting and a reconciliation of the June 30, 2002 fund balance between the two methods.

(b)  Estimates are shown net of reimbursements and abatements.

(c)  Estimated as of the 2004 Budget Act, July 31, 2004.

(d) Reflects the issuance of economic recovery bonds sufficient to provide net proceeds to the General Fund of $11.254 billion in 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." The Department of Finance treats $9.242 billion of this amount as received for budgetary purposes in 2002-03, as shown in Table 12.

(e) "Transfers to Other Funds" includes the $6.2 billion General Fund loan to the Department of Water Resources Electric Power Purchase Fund. See "STATE FINANCES--Repayment of Energy Loans" and "CURRENT STATE BUDGET" in this APPENDIX C. "Transfers from Other Funds" includes this loan as a receivable in 2000-01. The loan was subsequently repaid with interest as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002. The loan was reported in the State's Budgetary/Legal Basis Annual Report as an asset of the General Fund and a liability of the Department of Water Resources Electric Power Purchase Fund.

(f) Reflects the transfer of $2.012 billion economic recovery bond proceeds from the General Fund to the Deficit Recovery Fund pursuant to Chapter 227, Statutes of 2004.

(g) Reflects General Fund payment offsets from moneys deposited in the Deficit Recovery Fund ($2.012 billion) and the Public Benefit Trust Fund from punitive damages awards ($450 million).

(h) "Transfer to Other Funds" is included either in the expenditure totals detailed above or as "Transfer from Other Funds."

(i) For purposes of determining whether the General Fund budget, in any given fiscal year, is in a surplus or deficit condition, see Chapter 1238, Statutes of 1990, amended Government Code Section 13307. As part of the amendment, the unencumbered balances of continuing appropriations which exist when no commitment for an expenditure is made should be an item of disclosure, but the amount shall not be deducted from the fund balance. Accordingly, the General Fund condition included in the 2004-05 Governor's Budget includes the unencumbered balances of continuing appropriations as a footnote to the statement ($587.4 million in 2002-03, $471.3 million in 2003-04 and $155.9 million in 2004-05). However, in accordance with Government Code Section 12460, the State's Budgetary/Legal Basis Annual Report reflects a specific reserve for the encumbered balance for continuing appropriations.

(j) During 1995, a reserve was established in the General Fund balance for the $1.7 billion of previously recorded school loans which had been authorized by Chapter 703, Statutes of 1992 and Chapter 66, Statutes of 1993. These loans were repaid from future General Fund appropriations as part of the settlement of litigation. This accounting treatment is consistent with the State's audited financial statements prepared in accordance with GAAP.

(k) Includes Special Fund for Economic Uncertainties ("SFEU"). The Department of Finance generally includes in its estimates of the SFEU and set aside reserves, if any, the items reported in the table under "Reserved for Unencumbered Balances of Continuing Appropriations," "Reserved for School Loans," and "Unreserved--Undesignated." The Department of Finance estimates a $2.198 billion SFEU balance on June 30, 2004, and projects a $768 million SFEU balance on June 30, 2005, based upon the 2004 Budget Act, enacted on July 31, 2004.

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                                      C-38

     REVENUE AND EXPENDITURE ASSUMPTIONS

     The table below presents the Department of Finance's budget basis statements of major General Fund revenue sources and expenditures for the 2002-03 fiscal year and the 2004 Budget Act estimates for the 2003-04 and 2004-05 fiscal years.

                                    TABLE 12
               MAJOR GENERAL FUND REVENUE SOURCES AND EXPENDITURES

                                                               REVENUES (MILLIONS)
                                                                  FISCAL YEARS
                                           ----------------------------------------------------------
                                           2002-03(a)      2003-04(b)      2003-04(c)      2004-05(c)
             SOURCE                          ACTUAL          ENACTED         REVISED         ENACTED
---------------------------------          ----------      ----------      ----------      ----------
Personal Income Tax                        $   32,710      $   33,596      $   36,000      $   38,974
Sales and Use Tax                              22,415          23,518          23,720          25,146
Corporation Tax(d)                              6,804           7,035           7,280           7,573
Insurance Tax                                   1,880           2,068           2,090           2,195
Economic Recovery Bonds(e)                      9,242               -           2,012               -
All Other                                       7,513(f)        7,136(g)        5,480(h)        3,363(i)
                                           ----------      ----------      ----------      ----------
     Total Revenues and Transfers          $   80,564      $   73,353      $   76,582      $   77,251
                                           ==========      ==========      ==========      ==========

                                                             EXPENDITURES (MILLIONS)
                                                                  FISCAL YEARS
                                           ----------------------------------------------------------
                                           2002-03(a)      2003-04(b)      2003-04(c)      2004-05(c)
             FUNCTION                        ACTUAL          ENACTED         REVISED        ENACTED
---------------------------------          ----------      ----------      ----------      ----------
K-12 Education                             $   28,788      $   29,318      $   29,767      $   34,049
Health and Human Services                      23,060          23,358          22,969          25,467
Higher Education                                9,488           8,679           8,795           9,360
Youth and Adult Correctional                    5,837           5,644           5,424           6,392
Legislative, Judicial and Executive             2,459           2,406           2,549           2,730
Tax Relief                                      4,447             707(j)        3,334             668(m)
Resources                                       1,147             865             986           1,020
State and Consumer Services                       468             444             471             514
Business, Transportation and Housing              206             512             516             377
All Other                                       1,582            (796)(k)       2,823(1)       (1,896)(n)
                                           ----------      ----------      ----------      ----------
     Total Expenditures                    $   76,482      $   71,137      $   77,634      $   78,681
                                           ==========      ==========      ==========      ==========

----------
Footnotes continue on following page.

Source: State of California, Department of Finance. Figures in this table may differ from the figures in Table 4; see "Note" to Table 4.

(a) Figures for fiscal year 2002-03, prepared by the Department of Finance, are slightly different than the figures in Table 11, prepared by the State Controller's Office, because of certain differences in accounting methods used by the two offices.

(b)  2003 Budget Act, August 2, 2003.

(c)  2004 Budget Act, July 31, 2004.

(d) Reflects the Administration's expectations regarding the effect of the court's decision in FARMER BROTHERS COMPANY V. FRANCHISE TAX BOARD (California Court of Appeal, Second District, Case No. B160061). A $465 million negative prior year adjustment is included in the 2004 Budget Act.

(e) Reflects the Administration's issuance of economic recovery bonds sufficient to provide $11.254 billion net proceeds to the General Fund in fiscal year 2003-04 (issued on May 11, 2004 and June 16, 2004). See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS-- Economic Recovery Bonds." For budgeting purposes, $9.242 billion of this amount is shown in fiscal year 2002-03.

(f) Includes $2.5 billion for tobacco securitization bond proceeds and about $2.8 billion in inter-fund loans and transfers.

(g) Includes $2.0 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Tobacco Settlement Revenue Bonds." Also includes the anticipated receipt of $996 million from pension obligation bonds, which were not issued. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

(h) Includes $2.264 billion for tobacco securitization bond proceeds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Tobacco Settlement Revenue Bonds."

(i) Includes $300 million for Indian gaming revenues and $577 million from pension obligation bonds.

(j) Reflects the suspension of VLF "backfill" payments to local governments, which was rescinded on November 17, 2003. See "STATE FINANCES--Local Governments."

(k) Reflects reduced expenditures of $912 million due to the anticipated receipt of pension obligation bond proceeds to cover General Fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

(l) Reflects the transfer of $2.012 billion of economic recovery bond proceeds to the Deficit Recovery Fund.

(m) Reflects the proposed elimination of VLF "backfill" payments to local governments.

(n) Reflects General Fund payment offsets from moneys deposited in the Deficit Recovery Fund ($2.012 billion) and the Public Benefit Trust Fund from punitive damages awards ($450 million).

     DEVELOPMENT OF REVENUE ESTIMATES

     The development of the forecast for the major General Fund revenues begins with a forecast of national economic activity prepared by an independent economic forecasting firm. The Department of Finance's Economic Research Unit, under the direction of the Chief Economist, adjusts the national forecast based on the Department's economic outlook. The national economic forecast is used to develop a forecast of similar indicators for California activity.

     After finalizing the forecasts of major national and California economic indicators, revenue estimates are generated using revenue forecasting models developed and maintained by the Department of Finance. With each forecast, adjustments are made for any legislative, judicial, or administrative changes, as well as for recent cash results. The forecast is updated twice a year and released with the Governor's Budget by January 10 and the May Revision by May 14.

     ECONOMIC ASSUMPTIONS

     The revenue and expenditure assumptions set forth above have been based upon certain estimates of the performance of the California and national economies in calendar years 2004 and 2005. In the May Revision, the Department of Finance projected that the California economy would grow moderately in calendar year 2004 and at a faster pace in calendar year 2005.

     Both the California economy and the national economy have improved since the second quarter of 2003. Output of the national economy, adjusted for inflation, has grown more strongly, and job growth has turned around more recently. Personal income growth picked up in California during 2003, particularly in the fourth quarter. Job growth has also improved in the state in recent months but not as much as in the rest of the nation, on average. From April 2003 to April 2004, nonfarm payroll employment rose by 0.6 percent in the State and 0.9 percent in the nation. The state unemployment rate was 6.2 percent in April, down from 6.8 percent a year earlier. The national unemployment rate in April 2004 was 5.6 percent, down from
6.0 percent a year earlier.

     California total personal income increased by 4.8 percent from the fourth quarter of 2002 to the fourth quarter of 2003, culminating a year of improving personal income growth. For 2003 as a whole, personal income was up 3.7 percent in the state as compared to 3.3 percent in the nation. In addition, exports of made-in-California merchandise rebounded in the first quarter of 2004, increasing by 25 percent on a year-over-year basis. Exports of high-tech goods rose by 20 percent year-over-year. Also, taxable sales posted a sixth consecutive year-over-year gain in the fourth quarter of 2003. Two regional manufacturing surveys and one statewide survey showed improvement comparable to that seen in the first quarter of 2004 for the nation's manufacturing sector. Personal state income tax withholdings were up 8.8 percent in the first four months of 2004, although about a percentage point and a half of that gain was due to March 2004 having two more days of receipts than March 2003.

     Construction and real estate markets remained strong in the state in the first quarter of 2004. Total new units permitted were up slightly from a strong first quarter in 2003. Also, valuation of private nonresidential building permits increased slightly after three years of steady declines.

     Low mortgage rates kept residential real estate markets strong in the first quarter of 2004. The median price of homes sold in Southern California hit a new record of $371,000 in March, up 23.3 percent from a year earlier. Sales were up over 17 percent from a year ago. Despite a still-sluggish economy, home price appreciation and sales were also strong in the San Francisco Bay Area. The median price of homes sold was a record $474,000 in March, up 13.1 percent from a year earlier. Sales were up 25 percent from a year ago.

     As noted above, the May Revision projects moderate growth in calendar year 2004 and faster growth in calendar year 2005. Unemployment is expected to remain above 6 percent throughout the period. Personal income is projected to grow 5.4 percent in 2004 and 5.6 percent in 2005, which is slower than has been observed in past recoveries.

     The Department of Finance set out the following estimates for the State's economic performance in calendar years 2004 and 2005, which were used in predicting revenues and expenditures for the May Revision. Also shown is the Department of Finance's previous forecast for the same calendar years, which were contained in the 2004-05 Governor's Budget.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    TABLE 13
                    ESTIMATES OF STATE'S ECONOMIC PERFORMANCE

                                             FOR CALENDAR YEAR 2004          FOR CALENDAR YEAR 2005
                                           ---------------------------     ---------------------------
                                            2004-05          2004-05        2004-05          2004-05
                                           GOVERNOR'S          MAY         GOVERNOR'S          MAY
                                            BUDGET(a)      REVISION(b)     BUDGET(a)       REVISION(b)
                                           ----------      -----------     ----------      -----------
Non-farm wage and salary
employment (000)                               14,602           14,525         14,906           14,832
 Percent Change                                   1.1%             0.8%           2.1%             2.1%

Personal income ($ billions)               $    1,266      $     1,262     $    1,341      $     1,333
 Percent Change                                   5.6%             5.4%           5.9%             5.6%
Housing Permits (Units 000)                       192              200            198              200
Consumer Price Index (percent change)             1.9%             2.5%           2.7%             2.3%

----------
(a)  Fiscal Year 2004-05 Governor's Budget Summary: January 9, 2004.

(b)  May Revision May 13, 2004.

Source: State of California, Department of Finance.

                              FINANCIAL STATEMENTS

     The Audited Annual Financial Statements of the State of California for the Year Ended June 30, 2003 (the "Financial Statements") are available. As of June 30, 2002, the State of California has implemented a new financial reporting model, as required by the Governmental Accounting Standards Board ("GASB") in conformity with accounting principles generally accepted in the United States of America. The GASB sets standards of accounting and financial reporting for state and local governments, which have significantly changed the presentation of the financial statements. The Financial Statements consists of an Independent Auditor's Report, a Management Discussion and Analysis, Basic Financial Statements of the State for the Year Ended June 30, 2003 ("Basic Financial Statements"), and Supplementary Information. Only the Basic Financial Statements have been audited, as described in the Independent Auditor's Report. A description of the new accounting and financial reporting standards is contained in Note 1 of the Basic Financial Statements.

     Potential investors may obtain or review a copy of the Financial Statements from the following sources:

     1. By obtaining from any Nationally Recognized Municipal Securities Information Repository, or any other source, a copy of the State of California's Official Statement dated March 24, 2004, relating to the issuance of $186,110,000 State Public Works Board Lease Revenue Refunding Bonds (Department of Corrections), Series D and $93,975,000 of State Public Works Board Lease Revenue Refunding Bonds (Department of Corrections), Series E. The Financial Statements are printed in full in such Official Statement. No part of the March 24, 2004 Official Statement is incorporated into this document except the Financial Statements.

     2. By accessing the internet website of the State Controller (www.sco.ca.gov) and selecting "California Government--State and Local," then "State Government," then finding the heading "Publications" and selecting "Comprehensive Annual Financial Report--Year Ended June 30, 2003," or by contacting the Office of the State Controller at (916) 445-2636.

     3. By accessing the internet website of the State Treasurer (www.treasurer.ca.gov) and selecting "Financial Information" and then "Audited General Purpose Financial Statements," or by contacting the Office of the State Treasurer at (800) 900-3873.

     The State Controller's unaudited reports of cash receipts and disbursements for the periods of July 1, 2003 through June 30, 2004 and July 1, 2004 through August 31, 2004 are also included as Exhibits to this APPENDIX C and are available on the State Controller's website.

     Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The State Controller issues a monthly report on cash receipts and disbursements recorded on the Controller's records. The Department of Finance issues a monthly bulletin, available by accessing the internet website of the Department of Finance (www.dof.ca.gov), which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, May, and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Such bulletins and reports are not part of or incorporated into the Official Statement. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year. Information which may appear in the Official Statement from the Department of Finance concerning monthly receipts of "agency cash" may differ from the State Controller's reports of cash receipts for the same periods because of timing differences in the recording of in-transit items.

                          OVERVIEW OF STATE GOVERNMENT

     ORGANIZATION OF STATE GOVERNMENT

     The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes.

     California's Legislature consists of a forty-member Senate and an eighty-member Assembly. Assembly members are elected for two-year terms, and Senators are elected for four-year terms. Assembly members are limited to three terms in office and Senators to two terms. The Legislature meets almost year round for a two-year session. The Legislature employs the Legislative Analyst, who provides reports on State finances, among other subjects. The Bureau of State Audits, headed by the State Auditor, an independent office since 1993, annually issues an auditor's report based on an examination of the General Purpose Financial Statements of the State Controller, in accordance with generally accepted accounting principles. See "FINANCIAL STATEMENTS."

     The Governor is the chief executive officer of the State and is elected for a four-year term. The Governor presents the annual budget and traditionally presents an annual package of bills constituting a legislative program. In addition to the Governor, State law provides for seven other statewide elected officials in the executive branch. The current elected statewide officials, their party affiliation and the dates on which they were first elected are as follows:

                                                        PARTY         FIRST
OFFICE                      NAME                     AFFILIATION     ELECTED
-------------------------   ----------------------   -----------   ----------
Governor                    Arnold Schwarzenegger    Republican       2003
Lieutenant Governor         Cruz Bustamante           Democrat        1998
Controller                  Steve Westly              Democrat        2002
Treasurer                   Philip Angelides          Democrat        1998

                                                        PARTY         FIRST
OFFICE                      NAME                     AFFILIATION     ELECTED
-------------------------   ----------------------   -----------   ----------
Attorney General            Bill Lockyer              Democrat        1998
Secretary of State          Kevin Shelley             Democrat        2002
Superintendent of Public
Instruction                 Jack O'Connell            Democrat        2002
Insurance Commissioner      John Garamendi            Democrat        2002

     The current term for each office expires in January 2007. Persons elected to statewide offices are limited to two terms in office (eight years) from the dates shown above. Mr. Garamendi previously served as elected Insurance Commissioner before term limits were enacted. Governor Schwarzenegger may seek re-election in 2006 to one term.

     The executive branch is principally administered through eleven major agencies and departments: Business, Transportation and Housing Agency, Child Development and Education Agency, Environmental Protection Agency, Department of Finance, Department of Food and Agriculture, Health and Human Services Agency, Labor and Workforce Development Agency, Resources Agency, State and Consumer Services Agency, Department of Veterans Affairs and Youth and Adult Correctional Agency. In addition, some State programs are administered by boards and commissions, such as The Regents of the University of California, Public Utilities Commission, Franchise Tax Board and California Transportation Commission, which have authority over certain functions of State government with the power to establish policy and promulgate regulations. The appointment of members of boards and commissions is usually shared by the Legislature and the Governor, and often includes ex officio members.

     California has a comprehensive system of public higher education comprised of three segments: the University of California, the California State University System and California Community Colleges. The University of California provides undergraduate, graduate and professional degrees to students. Approximately 49,650 degrees were awarded in the 2002-03 school year. About 203,900 full-time students were enrolled at the nine UC campuses and the Hastings College of Law in the 2003-04 school year. The California State University System provides undergraduate and graduate degrees to students. Approximately 76,755 degrees were awarded in the 2002-03 school year. About 334,900 full-time students were enrolled at the 23 campuses in the 2003-04 school year. The third sector consists of 109 campuses operated by 72 community college districts which provide associate degrees and certificates to students. Additionally students may attend community colleges to meet basic skills and other general education requirements prior to transferring to a four-year undergraduate institution. Approximately 118,000 associate degrees and certificates were awarded in the 2002-03 school year. About 1.7 million students were enrolled in California's community colleges in the spring of 2003.

     EMPLOYEE RELATIONS

     In 2004-05, the State work force is comprised of approximately 318,000 personnel years, of which approximately 116,000 personnel years represent employees of institutions of higher education. Of the remaining 202,000 personnel years, approximately 166,000 are subject to collective bargaining and approximately 36,000 are excluded from collective bargaining. State law provides that State employees, defined as any civil service employee of the State and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation A-46 on all matters of employer-employee relations. The chosen employee organization has the right to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.

     The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.

     There are twenty-one collective bargaining units that represent state employees. Seven bargaining unit contracts expire in June 2005, five expire in June 2006, one expires in July 2006, and two expire in June 2008. For the remaining six units, comprising approximately 15 percent of the State workforce, that do not have a signed contract; the terms of the prior agreements remain in effect. The Department of Personnel Administration is continuing to negotiate with these units. The State has not experienced a major work stoppage since 1972. The California State Employees' Association is the exclusive representative for nine of the twenty-one collective bargaining units, or approximately 50 percent of those employees subject to collective bargaining. Each of the remaining exclusive representatives represents only one bargaining unit. The State recently signed an addendum to the Bargaining Unit 6 (Corrections) memorandum of understanding that will defer a portion of the scheduled salary increases for their members resulting in a savings of $108 million over the next two years.

                             ECONOMY AND POPULATION

     INTRODUCTION

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, which was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since stabilized with 136,300 jobs gained between July 2003 and June 2004 compared with 341,200 jobs lost between March 2001 and July 2003. See "CURRENT STATE BUDGET--Economic Assumptions."

     POPULATION AND LABOR FORCE

     The State's July 1, 2003 population of over 35 million represented over 12 percent of the total United States population.

     California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2002, the 5-county Los Angeles area accounted for 49 percent of the State's population, with over 17.0 million residents, and the 10-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.

     The following table shows California's population data for 1994 through 2003.

                                    TABLE 14
                             POPULATION 1994-2003(a)

                         % INCREASE         UNITED
         CALIFORNIA         OVER            STATES       % INCREASE OVER     CALIFORNIA AS %
 YEAR    POPULATION    PRECEDING YEAR     POPULATION     PRECEDING YEAR     OF UNITED STATES
------   -----------   --------------    -------------   ---------------    ----------------
1994      31,523,080        0.7%           263,125,821         1.2%               12.0%
1995      31,711,094        0.6            266,278,393         1.2                11.9
1996      31,962,050        0.8            269,394,284         1.2                11.9
1997      32,451,746        1.5            272,646,925         1.2                11.9
1998      32,861,779        1.3            275,854,104         1.2                11.9
1999      33,417,247        1.7            279,040,168         1.2                12.0
2000      34,040,489        1.9            282,177,754         1.1                12.1
2001      34,726,513        2.0            285,093,813         1.0                12.2
2002      35,336,138        1.8            287,973,924         1.0                12.3
2003      35,933,943        1.7            290,809,777         1.0                12.4

----------
(a)  Population as of July 1.

Source: U. S. figures from U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

     The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1994 to 2003.

                                    TABLE 15
                              LABOR FORCE 1994-2003
                                   (THOUSANDS)

                                                UNEMPLOYMENT RATE (%)
 YEAR       LABOR FORCE     EMPLOYMENT      CALIFORNIA      UNITED STATES
------     -------------   -------------   -------------    -------------
1994          15,294          13,979           8.6%             6.1%
1995          15,236          14,040           7.8              5.6
1996          15,371          14,261           7.2              5.4
1997          15,786          14,792           6.3              4.9
1998          16,138          15,181           5.9              4.5
1999          16,376          15,522           5.2              4.2
2000          16,892          16,057           4.9              4.0
2001          17,172          16,249           5.4              4.7
2002          17,376          16,215           6.7              5.8
2003          17,460          16,283           6.8              6.0

----------
Source: State of California, Employment Development Department.

     EMPLOYMENT, INCOME, CONSTRUCTION AND EXPORT GROWTH

     The following table shows California's non-agricultural employment distribution and growth for 1993 and 2003.

                                    TABLE 16
                       PAYROLL EMPLOYMENT BY MAJOR SECTOR
                                  1993 AND 2003

                                                   EMPLOYMENT               % DISTRIBUTION
                                                  (THOUSANDS)                OF EMPLOYMENT
                                             -----------------------   ------------------------
INDUSTRY SECTOR                                 1993         2003         1993         2003
----------------------------------------     ----------   ----------   ----------   -----------
Trade, Transportation and Utilities             2,337.6      2,722.0      19.4%        18.9%
Government
     Federal Government                           336.2        258.7       2.8          1.8
     State and Local Government                 1,744.4      2,167.7      14.5         15.0
Professional and Business Services              1,541.6      2,108.1      12.8         14.6
Manufacturing
     Nondurable goods                             613.4        563.1       5.1          3.9
     High Technology                              523.2        399.5       4.4          2.8
     Other Durable Goods                          558.6        582.3       4.6          4.0
Educational and Health Services                 1,195.8      1,536.3       9.9         10.7
Leisure and Hospitality                         1,124.5      1,397.6       9.3          9.7
Financial Activities                              787.0        886.8       6.5          6.2
Construction                                      458.9        788.8       3.8          5.5
Other Services                                    408.2        505.8       3.4          3.5
Information                                       386.2        471.4       3.2          3.3
Natural Resources and Mining                       29.8         22.1       0.3          0.1
                                             ----------   ----------   ----------   -----------
     TOTAL NON-AGRICULTURAL                    12,045.4     14,410.2       100%         100%
                                             ==========   ==========   ==========   ===========

----------
Source:  State of California, Employment Development Department.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     The following tables show California's total and per capita income patterns for selected years.

                                    TABLE 17
                TOTAL PERSONAL INCOME IN CALIFORNIA 1994-2003(a)

                                                          CALIFORNIA
        YEAR                MILLIONS     % CHANGE(b)      % OF U.S.
--------------------      ------------   ------------    ------------
1994(c)                   $    730,529        3.2%           12.4%
1995                           765,806        4.8            12.4
1996                           810,448        5.8            12.3
1997                           860,545        6.2            12.4
1998                           936,009        8.8            12.5
1999                           999,228        6.8            12.7
2000                         1,103,842       10.5            13.0
2001                         1,135,848        2.9            13.0
2002                         1,154,685        1.7            12.9
2003                         1,197,550        3.7            12.9

----------
(a)  Bureau of Economic Analysis (BEA) estimates as of April 2004.

(b)  Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note:    Omits income for government employees overseas.

Source:  U.S. Department of Commerce, BEA.

                                    TABLE 18
                     PER CAPITA PERSONAL INCOME 1994-2003(a)

                                                                                     CALIFORNIA %
    YEAR            CALIFORNIA     % CHANGE(b)     UNITED STATES    % CHANGE(b)        OF U.S.
------------      -------------   -------------    -------------   -------------    -------------
   1994(c)        $      23,203        2.5%        $      22,172        3.9%            104.7%
   1995                  24,161        4.1                23,076        4.1             104.7
   1996                  25,312        4.8                24,175        4.8             104.7
   1997                  26,490        4.7                25,334        4.8             104.6
   1998                  28,374        7.1                26,883        6.1             105.5
   1999                  29,828        5.1                27,939        3.9             106.8
   2000                  32,466        8.8                29,847        6.8             108.8
   2001                  32,892        1.3                30,527        2.3             107.7
   2002                  32,989        0.3                30,906        1.2             106.7
   2003                  33,749        2.3                31,632        2.3             106.7

----------
(a)  BEA's estimates as of April 2004.

(b)  Change from prior year.

(c) Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note:    Omits income for government employees overseas.

Source:  U.S. Department of Commerce, BEA.

     The following tables show California's residential and non-residential construction.

                                    TABLE 19
                 RESIDENTIAL CONSTRUCTION AUTHORIZED BY PERMITS

                              UNITS
           ------------------------------------------   VALUATION(a)
  YEAR         TOTAL         SINGLE        MULTIPLE      (MILLIONS)
--------   ------------   ------------   ------------   ------------
  1995        85,293         68,689         16,604      $    13,879
  1996        94,283         74,923         19,360           15,289
  1997       111,716         84,780         26,936           18,752
  1998       125,707         94,298         31,409           21,976
  1999       140,137        101,711         38,426           25,783
  2000       148,540        105,595         42,945           28,142
  2001       148,757        106,902         41,855           28,804
  2002       167,761        123,865         43,896           33,305
  2003       195,682        138,762         56,920           38,968

----------
(a)  Valuation includes additions and alterations.

Source: Construction Industry Research Board

                                    TABLE 20
                           NONRESIDENTIAL CONSTRUCTION
                                   (THOUSANDS)

                                                        ADDITIONS AND
  YEAR      COMMERCIAL     INDUSTRIAL        OTHER      ALTERATIONS        TOTAL
--------   ------------   ------------   ------------   -------------  ------------
  1995     $  2,308,911   $    732,874   $  1,050,693   $   4,062,273  $  8,154,751
  1996        2,751,925      1,140,574      1,152,443       4,539,219     9,584,161
  1997        4,271,378      1,598,428      1,378,220       5,021,792    12,269,818
  1998        5,419,251      2,466,530      1,782,337       5,307,901    14,976,019
  1999        5,706,719      2,256,166      2,350,213       6,269,194    16,582,292
  2000        6,962,031      2,206,169      2,204,754       7,252,004    18,624,958
  2001        6,195,368      1,552,047      2,584,321       6,421,551    16,753,287
  2002        5,195,348      1,227,754      2,712,681       5,393,329    14,529,112
  2003        4,039,561      1,320,222      2,954,039       5,601,117    13,914,939

----------
Source: Construction Industry Research Board

The following table shows California's export growth for the period from 1996 through 2003.

                                    TABLE 21
                        EXPORTS THROUGH CALIFORNIA PORTS
                                   (MILLIONS)

        YEAR                EXPORTS(a)             %CHANGE(b)
--------------------   -------------------    --------------------
        1996              $  124,120.0                 6.2%
        1997                 131,142.7                 5.7
        1998                 116,282.4               -11.3
        1999                 122,092.8                 5.0
        2000                 148,554.6                21.7
        2001                 127,255.3               -14.3
        2002                 111,340.1               -12.5
        2003                 113,550.7                 2.0

----------
(a)  "Free along ship" Value Basis.

(b)  Change from prior year.

Source: U.S. Department of Commerce, Bureau of the Census

                                   LITIGATION

     The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General. See "LITIGATION" in the main body of the Official Statement.

     CHALLENGE RELATED TO THE VEHICLE LICENSE FEE OFFSET AND RELATED PAYMENTS TO LOCAL GOVERNMENTS

     State law establishes an excise tax on motor vehicles and manufactured homes in the amount of two percent (2%) of the vehicle's or home's fair market value. In 1999, pursuant to Revenue and Taxation Code section 10754, the Legislature adopted successive offsets to the vehicle license fee paid by vehicle owners and mobile home owners. As a result of these offsets, the State transferred money each month from the General Fund to local governments in the amount of the cumulative offsets. In June 2003, the Davis Administration determined that there were insufficient moneys available to be transferred from the General Fund to fund vehicle license fee offset payments the State was making to local governments. See "STATE FINANCES--Local Governments--Vehicle License Fee." This caused the State Department of Motor Vehicles and the State Department of Housing and Community Development to discontinue the offsets and, correspondingly, the amount of vehicle license fees paid by vehicle owners and mobile home owners increased. Shortly after taking office on November 17, 2003, Governor Schwarzenegger issued Executive Order S-1-03, rescinding the Davis Administration's action and directing the Department of Motor Vehicles to reinstate the General Fund offset to the vehicle license fee provided in Revenue and Taxation Code Section 10754 "as soon as administratively feasible." By subsequent administrative action, the Administration adjusted current year expenditures in order to commence transfers from the General Fund to local governments in the amount of the offsets. On January 30, 2004, ROBERT BROOKS AND DAVID GAUTREAUX V. GOVERNOR ARNOLD SCHWARZENEGGER (Case No. BC309929) was filed in the Los Angeles County Superior Court. In this case, plaintiffs allege that the adjustments of current year expenditures made by the Administration in order to provide for the transfers to local governments violates the California Constitution, and ask the Court to enjoin the Director of A-52 Finance and the Controller from making offset-related payments to local governments until an appropriation for that purpose is made by the Legislature. This matter is pending in the trial court.

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     CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD

     In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, "SBX1 20") that deferred the payment of $500 million to CalSTRS's Supplemental Benefit Maintenance Account ("SBMA"). SBX1 20 also establishes an appropriation of an amount not to exceed $500 million, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036 to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State's Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint, now pending in the Sacramento County Superior Court as TEACHER'S RETIREMENT BOARD, AS MANAGER OF THE CALIFORNIA STATE TEACHERS, RETIREMENT SYSTEM, ET AL. V. DONNA ARDUIN, DIRECTOR OF CALIFORNIA DEPARTMENT OF FINANCE, AND STEVE WESTLY, CALIFORNIA STATE CONTROLLER (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of SBX1 20. It also seeks injunctive and declaratory relief to the same effect. On August 20, 2004, the trial court heard a motion for summary judgment in this case brought by the Director of Finance. The trial court judge has taken the matter under submission. To the extent the trial court does not grant the motion for summary judgment, trial is currently scheduled to begin on December 17, 2004.

     ACTIONS SEEKING FLOOD-RELATED DAMAGES

     In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHAN
V. STATE, (Sacramento County Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for October 24, 2004. The State is vigorously defending the action.

     PATERNO V. STATE OF CALIFORNIA (Yuba County Superior Court, Judicial Counsel Coordination Proceeding 2104) is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled in favor of the State as to all plaintiffs. The appellate court reversed the trial court judgment and remanded the case to the trial court with directions to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. On March 17, 2003, the Supreme Court denied the State's petition for review (California Supreme Court, Case No. S121713) of the appellate court's decision. That denial brought the liability phase of this litigation to a close. The issues of damages, interest, fees, costs and expenses are being litigated in the Yuba County Superior Court. Further action on these issues has been temporarily stayed, pending resolution of an interim writ proceeding pending in the Court of Appeal (Third Appellate District, PATERNO ET AL. V. SUPERIOR COURT, YUBA COUNTY, Case No. C046473).

     TAX REFUND CASES

     Six pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD, the California Court of Appeal affirmed the trial court's ruling in favor of the Franchise Tax Board on this issue and General Motors has filed a petition for review of this decision with the California Supreme Court (GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD, Case No. S127086). THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First

Appellate District (Case No. A102915); TOYS "R" US, INC. V. FRANCHISE TAX BOARD is pending in the Court of Appeal, Third Appellate District (Case No. C045386); and MICROSOFT CORPORATION V. FRANCHISE TAX BOARD is pending in the Court of Appeal, First Appellate District (Case No. A105312). The trial courts in THE LIMITED STORES and TOYS "R" US ruled in favor of the Franchise Tax Board on this issue; in MICROSOFT CORPORATION, the trial court ruled against the Franchise Tax Board. MONTGOMERY WARD LLC V. FRANCHISE TAX BOARD is pending in the San Diego Superior Court (Case No. 802767), and COLGATE-PALMOLIVE V. FRANCHISE TAX BOARD is pending in the Sacramento County Superior Court (Case No. 03AS00707). Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

     In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET AL., REAL PARTIES IN INTEREST, (Court of Appeal, Fourth Appellate District, Division 3, Case No. G032412), the court issued a unanimous published decision (117 Cal. App. 4th 121) reversing a trial court decision that determined the Orange County assessor's office had received property taxes from two taxpayers in excess of the amounts collectable under Article XIII A of the California Constitution (implemented in 1978 by Proposition 13). The plaintiffs' legal claim focused on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. On July 21, 2004, the California Supreme Court (Case No. S124682) denied plaintiffs' petition for review. That brings this case to a close. However, a similar challenge to the practices of the assessor for the County of Marin, ALAN J. TITUS AND MARJORIE GOLDMAN V. COUNTY OF MARIN, is pending in the Court of Appeal, First Appellate District, Division Two (Case No. A104960). The State is not a party to this pending litigation, but the effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 (see "STATE FINANCES--Proposition 98") in an amount in excess of several billion dollars.

     ENVIRONMENTAL CLEANUP MATTER

     In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled IN THE MATTER OF: LEVIATHAN MINE, ALPINE COUNTY, CALIFORNIA, REGIONAL WATER QUALITY CONTROL BOARD, LAHONTAN REGION, STATE OF CALIFORNIA (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"). Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State's liability are the State's ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking A-54 damages against the State which was formerly named the Board of Control, the "Government Claims Board"). Litigation on these claims has been tolled by agreement among the parties until October 1, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

     ENERGY-RELATED MATTERS

     In PEOPLE V. ACN ENERGY, INC., ET AL. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the

                                      C-52
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"commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

     PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA is now pending in the Court of Appeal, Third Appellate District (Case No. C043507). In the trial court, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint sought damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The trial court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. The pending action is PG&E's appeal of that dismissal.

     ESCHEATED PROPERTY CLAIMS

     In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): LUSBY-TAYLOR V. CONNELL (U.S. Court of Appeals, Ninth Circuit, Case No. 02-16511); ORFIELD V. CONNELL (Los Angeles County Superior Court, Case No. BC288429); and SUEVER V. CONNELL (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15555). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which certain plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases are styled as class actions, though in Lusby-Taylor that issue was not determined prior to the trial court decision that is being appealed. If one or more of these cases is certified as a class action and the class ultimately prevails on the merits, damages for the class could be in A-55 excess of $500 million. The State has prevailed at the trial court in SUEVER and LUSBY-TAYLOR. ORFIELD is being litigated in the trial court. The State is vigorously defending all of these actions. The State has ultimately prevailed in two cases in which plaintiffs also claimed that the Controller's unclaimed property notice practices were unconstitutional and failed to meet statutory requirements: FONG V. WESTLY (2004) 117 Cal.App.4th 841 and HARRIS V. WESTLY (2004) 116 Cal.App.4th 214.

     In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: MORRIS V. WESTLY (Los Angeles County Superior Court, Case No. BC310200); TRUST REALTY PARTNERS V. WESTLY (Sacramento County Superior Court, Case No. 04AS02522); and BROWNE V. WESTLY (Sacramento County Superior Court, Case No. 04AS02570). The BROWNE and TRUST REALTY lawsuits focus on the State's elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c) as amended effective August 11, 2003, "CCP 1540"), and the MORRIS lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated funds entitles the claimant to constructive interest. The MORRIS case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in MORRIS seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The BROWNE and TRUST REALTY PARTNERS cases are not styled as class actions suits, but in addition to seeking

                                      C-53
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general and special damages in a sum according to proof at trial, each case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in their respective complaints. If the MORRIS case ultimately prevails as a class action, or the injunctions prayed for in either of the BROWNE or TRUST REALTY PARTNERS cases are issued and upheld, in any case to require the State Controller to pay interest on escheated property as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

     ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS

     In GAIL MARIE HARRINGTON-WISELY, ET AL. V. STATE OF CALIFORNIA, ET AL., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

     ACTIONS SEEKING PROGRAM MODIFICATIONS

     In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

     In WILLIAMS, ET AL., V. STATE OF CALIFORNIA, ET AL., (San Francisco County Superior Court, Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system including elimination of some types of multi-track, year-round school schedules. A settlement has been reached in this case, which by its terms is subject to the enactment of certain A-56 proposed legislation. The settlement agreement provides proposed legislation which would fund a program to authorize school districts to spend up to $800 million over a period of years for repairs of school facilities at the lowest performing schools; $138.7 million for new instructional materials for students attending certain low performing schools; and $50 million to conduct an assessment of facilities conditions, supplement county school superintendents' capacity to oversee low performing schools and to fund emergency repairs in low performing schools. The legislation also establishes requirements regarding the use of these funds and a variety of other provisions pertaining to education in California. Pursuant to the settlement agreement, the plaintiffs are required to notify the State on or before October 15, 2004, whether the plaintiffs agree that legislation has been adopted as of that date which substantially conforms to the terms of the settlement agreement. The parties have agreed to engage in consultation if substantially conforming legislation has not been adopted as of that date.

     In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., (United States District Court, Central District, Case No. 93-6073-ER-(JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise

                                      C-54
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planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

     The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

     In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., (U.S. Court of Appeals, Ninth Circuit, Case No 04-15228), the plaintiffs have appealed a decision by the U.S. District Court dismissing plaintiffs' class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons.

     In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

     LOCAL GOVERNMENT MANDATE CLAIMS AND ACTIONS

     In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission") (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and
1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino's test claim poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final appellate court decision (COUNTY OF SAN DIEGO V. COMMISSION ON STATE MANDATES ET AL. Fourth Appellate District, Case No. D039471; petition for review denied by the California Supreme Court) that awarded the County of San Diego unreimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues. See "STATE FINANCES--Local Governments--Vehicle License Fee."

     Six lawsuits are pending that challenge the State's practice in recent years of deferring payments to local governments for certain state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties. Four lawsuits were consolidated in the Sacramento County Superior Court (COUNTY OF SAN DIEGO V. STATE OF CALIFORNIA, ET AL., Case No. 04AS00371; COUNTY OF ORANGE V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01341; SACRAMENTO COUNTY V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01355; and COUNTY OF CONTRA COSTA V. STATE OF CALIFORNIA, ET AL., Case No. 04AS01039). In this consolidated case, the trial court ruled that a single $1,000 appropriation for the costs of a program to provide mental health services to disabled students did not

                                      C-55
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constitute full reimbursement of the mandated costs of that program, as required by the State Constitution. The trial court declared that the plaintiff counties were relieved of the obligation to provide the mandated mental health services absent adequate good faith reimbursement from the State. The Administration has not yet determined whether to appeal this judgment. Two additional lawsuits alleging that the State's practice violates the State Constitution were consolidated in San Diego County Superior Court: COUNTY OF SAN DIEGO V. STATE OF CALIFORNIA, ET AL. (Case No. GIC 825109) and COUNTY OF ORANGE V. STATE OF CALIFORNIA, ET AL. (Case No. GIC 827845). These plaintiff counties are seeking full payment for the unreimbursed costs of implementing a variety of programs over the last few years. A hearing on the counties' motion for judgment on the pleadings is scheduled for October 15, 2004. The County of San Diego has alleged unreimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for unreimbursed statemandated costs. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing unreimbursed mandates.

     ACTION FOR DAMAGES FOR ALLEGED DESTRUCTION AT INDIAN BURIAL SITES

     On January 16, 2004, JOHN TOMMY ROSAS V. UNITED STATES OF AMERICA, ET AL. was filed in the United States District Court, Central District of California (Case No. CV04-312 WMB (SSx)). Plaintiff, in his individual capacity and as the alleged vice-chairman of the Tribal Counsel, Gabrielino/Tongva Indians of California, alleges violation of various federal statutes by a variety of federal agencies, corporations, individuals and four State entities (the California Coastal Commission, the Regional Water Quality Control Board, the State Historic Preservation Officer and the California Native American Heritage Commission). Plaintiff alleges that in allowing the development of certain property, defendants violated federal laws protecting sacred Indian burial sites. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the California state agency defendants. In February 2004, the corporate defendants filed a motion to dismiss. Plaintiff has not responded to this motion, and it remains pending before the court.

     ACTIONS SEEKING TO ENJOIN IMPLEMENTATION OF CERTAIN TRIBAL GAMING COMPACTS

     In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in two pending cases, as described below. A decision in either of these cases that is unfavorable to the State could eliminate $300 million in additional revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds. See "CURRENT STATE BUDGET--2004 Budget Act." The failure to repay these existing transportation loans could, in turn, result in a reduction of anticipated internal borrowable resources in an amount of approximately $500 million.

     In RINCON BAND OF LUISENO MISSION INDIANS OF THE RINCON RESERVATION V. SCHWARZENEGGER, ET AL. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the "Rincon Band"), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band's 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. The District Court has denied plaintiff's motion for injunctive relief, and that matter is currently on appeal in the U.S. Court of Appeal, Ninth Circuit (Case No. 04-56396). The District Court has also dismissed the complaint on a procedural basis. It is expected that the Rincon Band will appeal this dismissal.

     CRAIG, ET AL. V. SCHWARZENEGGER ET AL. (Alameda County Superior Court, Case No. RGO 4175471) is an action brought by the owners of various racetracks and an individual plaintiff and petitioner, which

                                      C-56
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alleges that the Legislature's recent ratification of the tribal compact amendments described above, which was done through urgency legislation (Statutes 2004, Chapter 91; "Chapter 91"), violates a provision of the California Constitution which bars the grant of vested rights or franchises in an urgency measure. Plaintiffs and petitioners allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. Plaintiffs and petitioners seek a decision prohibiting the implementation of Chapter 91 and a declaration that either Chapter 91 is unconstitutional or is a subject to the right of referendum and cannot go into effect unless and until the 90-day referendum period expires without a referendum petition having been filed.

                                STATE DEBT TABLES

     The tables which follow provide information on outstanding State debt, authorized but unissued general obligation bonds and commercial paper notes, debt service requirements for State general obligation and lease-purchase bonds, and authorized and outstanding State revenue bonds. For purposes of these tables, "General Fund bonds," also known as "non-self liquidating bonds," are general obligation bonds expected to be paid from the General Fund without reimbursement from any other fund. Although the principal of general obligation commercial paper notes in the "non-self liquidating" category is legally payable from the General Fund, the State expects that principal of such commercial paper notes will be paid only from the issuance of new commercial paper notes or the issuance of long-term general obligation bonds to retire the commercial paper notes. Interest on "non-self liquidating" general obligation commercial paper notes is payable from the General Fund.

     "Enterprise Fund bonds," also known as "self liquidating bonds," are general obligation bonds for which program revenues are expected to be sufficient to reimburse in full the General Fund for debt service payments, but any failure to make such a reimbursement does not affect the obligation of the State to pay principal and interest on the bonds from the General Fund.

     "Special Revenue Fund bonds" also known as "economic recovery bonds," are "self liquidating" general obligation bonds which are primarily secured by a pledge of a one-quarter cent statewide sales and use tax deposited in the Fiscal Recovery Fund. Debt service payments are made directly from the Fiscal Recovery Fund and not the General Fund. The Special Revenue Fund bonds are also general obligations of the State to which the full faith and credit of the State are pledged to the punctual payment of the principal of and interest thereon.

     As of August 31, 2004 the State had $1,021,605,000 of outstanding commercial paper notes.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      C-57

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                                   Appendix D

  THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF
                 ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

         This Appendix contains the Annual Information Statement of the State of New York (AIS) and the Update to the Annual Information Statement (Update) released on the dates specified herein. The AIS and Update set forth information about the financial condition of the State of New York. The State intends to further update and supplement that Annual Information Statement as described therein.

       The AIS set forth in this Appendix is dated September 19, 2004 and contains information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Years," "Economics and Demographics," "Debt and Other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," "Exhibit A" and "Exhibit B" are not included herein.

       The Update set forth in this Appendix is dated November 16, 2004 and contains information only through that date. This Appendix sets forth sections of the Update containing extracts from the Mid-Year Update to the 2004-2005 Financial Plan issued by the Division of the Budget on November 1, 2004 and a discussion of special considerations that may affect the State's Financial Plan projections. "Part II" and "Part III" are not included herein.

       The entire AIS and Update, including such remaining sections, were filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS or Update may be obtained by contacting a NRMSIR, or the New York State Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. Informational copies of the AIS or Update are available on the Internet at http://www.budget.state.ny.us/.

                          ANNUAL INFORMATION STATEMENT
                                STATE OF NEW YORK
                            DATED: SEPTEMBER 19, 2004

Table of Contents

ANNUAL INFORMATION STATEMENT                                                 D-1
   Introduction                                                              D-1
   Usage Notice                                                              D-2
CURRENT FISCAL YEAR                                                          D-3
   2004-05 Enacted Budget Financial Plan                                     D-3
   General Fund Summary                                                      D-3
   General Fund Additions to the Executive Budget                            D-5
   All Governmental Funds Summary                                           D-15
   General Fund Outyear Projections                                         D-21
   Cash Flow                                                                D-25
   GAAP Financial Plans                                                     D-25
   2004-05 Governmental Funds Financial Plans                               D-27
   Special Considerations                                                   D-52

            [Subsequent Sections of the AIS Are Not Set Forth Herein]

                          ANNUAL INFORMATION STATEMENT
                            OF THE STATE OF NEW YORK

INTRODUCTION

     This Annual Information Statement ("AIS") is dated September 19, 2004 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the "State"). This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

     In this AIS, readers will find:

          1. A section entitled the "Current Fiscal Year" that contains (a) extracts from the 2004-05 Enacted Budget Financial Plan prepared by the Division of the Budget ("DOB"), including the State's official Financial Plan projections and (b) a discussion of potential risks that may affect the State's Financial Plan during the current fiscal year under the heading "Special Considerations." The first part of the Enacted Budget Financial Plan summarizes the major changes to the 2004-05 Executive Budget and the projected impact on operating results, annual spending growth, and the magnitude of future potential budget gaps; the second part provides detailed information on total receipts and disbursements projected in the State's governmental funds in 2004-05.

          2. Information on other subjects relevant to the State's fiscal condition, including: (a) operating results for the three prior fiscal years, (b) the State's revised economic forecast and a profile of the State economy, (c) debt and other financing activities, (d) governmental organization, and (e) activities of public authorities and localities.

          3. The status of significant litigation that has the potential to adversely affect the State's finances.

     DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from several sources, including the Office of the State Comptroller ("OSC"), public authorities, and other sources believed to be reliable. Information relating to matters described in the section entitled "Litigation" is furnished by the State Office of the Attorney General.

     During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

     The State plans to issue updates to this AIS on a quarterly basis and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this AIS with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC), has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this AIS may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. The Basic Financial Statements for the

2003-04 fiscal year issued in July 2004 may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

USAGE NOTICE

     The AIS has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of certain issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

     An informational copy of this AIS is available on the DOB website (www.budget.state.ny.us). The availability of this AIS in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the AIS on this website is not intended as a republication of the information therein on any date subsequent to its release date.

                               CURRENT FISCAL YEAR

     THE STATE'S CURRENT FISCAL YEAR BEGAN ON APRIL 1, 2004 AND ENDS ON MARCH 31, 2005. ON MARCH 31, 2004, THE STATE LEGISLATURE ENACTED APPROPRIATIONS FOR ALL STATE-SUPPORTED, CONTINGENT CONTRACTUAL, AND CERTAIN OTHER DEBT SERVICE OBLIGATIONS FOR THE ENTIRE 2004-05 FISCAL YEAR. ON AUGUST 11, 2004, THE LEGISLATURE COMPLETED ACTION ON THE REMAINING APPROPRIATIONS AND ACCOMPANYING LEGISLATION CONSTITUTING THE BUDGET FOR THE 2004-05 FISCAL YEAR. THE GOVERNOR VETOED PORTIONS OF THE BUDGET REVISIONS ENACTED BY THE LEGISLATURE ON AUGUST 20, 2004. THE LEGISLATURE IS AUTHORIZED TO TAKE ACTION ON THE GOVERNOR'S VETOES UNTIL DECEMBER 31, 2004. THE 2004-05 ENACTED BUDGET FINANCIAL PLAN, EXTRACTS OF WHICH ARE SET FORTH BELOW, WAS PREPARED BY THE DOB AND REFLECTS THE ACTIONS OF THE LEGISLATURE AND GOVERNOR AS OF THE DATE OF THIS AIS.

     THE 2004-05 ENACTED BUDGET FINANCIAL PLAN CONTAINS ESTIMATES AND PROJECTIONS OF FUTURE RESULTS THAT SHOULD NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND NATION. THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY AND ADVERSELY FROM THE ESTIMATES AND PROJECTIONS CONTAINED IN THE 2004-05 ENACTED BUDGET FINANCIAL PLAN SET FORTH HEREIN.

2004-05 ENACTED BUDGET FINANCIAL PLAN

GENERAL FUND SUMMARY

     The 2004-05 Executive Budget recommended actions to close a General Fund budget gap of $5.1 billion. The recommendations included $2.6 billion in savings from spending restraint (including program restructuring and the use of alternate funding sources), $972 million in new revenues, and $1.5 billion in other measures. The Executive Budget projected budget gaps of $2.9 billion in 2005-06 and $4.4 billion in 2006-07, a reduction of $3.8 billion and $3.5 billion, respectively, from the initial gaps at the start of the 2004-05 budget cycle. The gap estimates assumed all the Executive Budget savings proposals were enacted in their entirety.

     The Legislature completed action on the budget for the 2004-05 fiscal year on August 11, 2004. Consistent with prior years, the debt service bill was enacted by March 31, 2004. DOB estimates that, in comparison to the Executive Budget, the Legislative Budget Agreement identified $1.1 billion in new General Fund resources to fund $1.5 billion in additions and $280 million in new costs, leaving an imbalance of roughly $600 million to $700 million in 2004-05 and gaps of approximately $6 billion in 2005-06 and $8 billion in 2006-07.

     The Governor vetoed General Fund spending additions valued at $235 million in 2004-05, reducing the projected General Fund imbalance in the current year to approximately $400 million. The vetoes are expected to generate comparable savings in 2005-06 and 2006-07. The Governor also vetoed $1.6 billion in new bonding for capital spending approved by the Legislature. Under the State Constitution, the Legislature may take action on the Governor's vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year.

                                GENERAL FUND GAPS
                              (MILLIONS OF DOLLARS)

                                            2004-05    2005-06    2006-07
                                            -------    -------    -------
2004-05 EXECUTIVE BUDGET                          0     (2,852)    (4,354)

   Net Additions                             (1,527)    (2,618)    (2,788)
   New Costs                                   (280)      (650)      (823)
   Available Resources                        1,138       (230)        11

2004-05 LEGISLATIVE BUDGET AGREEMENT           (669)    (6,350)    (7,954)

   Vetoes                                       235        211        259
   Fiscal Management Plan                       434        450        450

2004-05 ENACTED BUDGET                            0     (5,689)    (7,245)

     The DOB, in close cooperation with State agencies, expects to develop a Fiscal Management Plan intended to balance the 2004-05 budget and reduce the outyear gaps. The Plan will be described in the Mid-Year Update to the Financial Plan that is expected to be issued by October 30, 2004. DOB expects that the Fiscal Management Plan will produce savings sufficient to balance the 2004-05 fiscal year and reduce the outyear gaps to the range of $5 billion to $6 billion in 2005-06 and roughly $7 billion in 2006-07. It is expected that with a Fiscal Management Plan, the State will not need to borrow from the rainy day reserve of $794 million to end the fiscal year in balance on a cash basis in the General Fund.

     The DOB projects that All Funds spending will total $101.2 billion in 2004-05, an increase of $3.9 billion or 4.0 percent above actual 2003-04 results. When 2003-04 spending is adjusted to reflect certain deferrals, adjusted 2004-05 All Fund spending increases by $5.8 billion or 6.1 percent over 2003-04 levels.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     The following sections provide more detail on the General Fund changes since the Executive Budget, including legislative additions, vetoes, new costs and new resources.

GENERAL FUND ADDITIONS TO THE EXECUTIVE BUDGET

     DOB projects that the net General Fund additions above the level projected in the Executive Budget total $1.3 billion in 2004-05, $2.4 billion in 2005-06, and $2.5 billion in 2006-07, after reflecting available resources and vetoes. The following table summarizes, by major function, the Legislature's "gross" additions to the Executive Budget, the available resources specifically identified to offset certain spending additions, and the savings generated by the Governor's vetoes.

             GENERAL FUND ADDITIONS -- CHANGE FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
GROSS ADDITIONS                                        1,950      2,680      2,863
                                                     -------    -------    -------
Education/STAR                                           575        725        688
Higher Education                                         373        448        467
Medicaid/Health                                          507        954      1,299
Housing/Transportation/Environment                       115         86        108
Human Services                                           107        134        136
Criminal Justice                                          76         98         98
General Government/Economic Development                   27         27         17
Mental Hygiene                                            10         10         10
Tax/Revenue Restorations                                  60         98         40
Member Items                                             100        100          0

"AVAILS" IDENTIFIED TO OFFSET GROSS ADDITIONS           (423)       (62)       (75)
                                                     -------    -------    -------
Use 2004-05 VLTs to Finance School Aid Add              (240)         0          0
Bond Projects Financed on PAYGO Basis                    (95)         2          4
Adjust Current TAP Roll at 70/30                         (60)         0          0
Medicare Discount Cards                                  (18)       (19)         0
Resources Made Available by TAP Rejection                (10)       (45)       (79)

TOTAL GENERAL FUND ADDITIONS (BEFORE VETOES)           1,527      2,618      2,788

VETOES                                                  (235)      (211)      (259)
                                                     -------    -------    -------
Education/STAR                                           (28)       (12)       (12)
Higher Education                                         (30)       (50)       (69)
Medicaid/Health                                           (5)       (40)       (72)
Housing/Transportation/Environment                       (75)       (13)       (13)
Human Services                                           (48)       (21)       (21)
Criminal Justice                                         (24)       (49)       (49)
General Government/Economic Development                  (16)       (17)       (14)
Mental Hygiene                                            (9)        (9)        (9)

TOTAL GENERAL FUND ADDITIONS (AFTER VETOES)            1,292      2,407      2,529

     The following information provides more detail on the legislative additions to the Executive Budget, including the impact of the Governor's vetoes.

Education/STAR(1)

                                  GENERAL FUND
                             EDUCATION/STAR SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Increase School Aid (State Fiscal Year)                  506        673        673
Reject STAR Plus Proposal                                 20         20          0
All Other Revisions                                       49         32         15
                                                     -------    -------    -------
GROSS ADDITIONS                                          575        725        688
Use 2004-05 VLTs to Finance School Aid Add              (240)         0          0
Vetoes                                                   (28)       (12)       (12)
                                                     -------    -------    -------
NET ADDITIONS                                            307        713        676

     Total gross additions in the legislative budget for education are projected at $575 million in 2004-05, including $506 million for school aid. The 2004-05 school year increase is $751 million. The Legislature did not enact proposed reforms for Building Aid and Flex Aid, and restored most proposed reductions including: Board of Continuing Education Services (BOCES); Teacher Support Aid
(TSA); other teacher-related programs; Library Aid; and Public Broadcasting.

     In CAMPAIGN FOR FISCAL EQUITY (CFE) V. STATE OF NEW YORK, the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that ensures all children in New York City have the opportunity to receive a sound basic education (SBE). Although the Governor called the Legislature into special session on July 22, 2004 to enact legislation in response to the CFE decision, the Legislature failed to reach agreement on a remedy. As a result, the Court subsequently appointed a panel of three special masters who will submit a report by November 30, 2004 that summarizes their review and recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools. For a discussion of this litigation, see the section entitled "Litigation - State Programs - School Aid" in this AIS.

     Projected revenues of $240 million from video lottery terminals (VLTs) directed by the Legislature to offset the school aid addition in 2004-05, as well as vetoes of $28 million, result in a net addition of $307 million. The outyear value of VLTs are reserved for compliance with the CFE court case. For a discussion of litigation affecting VLTs, see the section entitled "Litigation - State Finance Policies - Gaming" in this AIS.

----------
(1)  School Tax Relief.

HIGHER EDUCATION

                                  GENERAL FUND
                            HIGHER EDUCATION SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Reject TAP Restructuring Savings                         272        302        302
SUNY Operating Aid                                        35         50         50
CUNY Operating Aid                                        25         33         33
SUNY/CUNY Community College                               28         37         37
All Other Revisions                                       13         26         45
                                                     -------    -------    -------
GROSS ADDITIONS                                          373        448        467
Resources Made Available by TAP Rejection                (10)       (45)       (79)
Adjust Current TAP Roll at 70/30                         (60)         0          0
Bond Projects Financed on PAYGO Basis                    (95)         2          4
Vetoes                                                   (30)       (50)       (69)
                                                     -------    -------    -------
NET ADDITIONS                                            178        355        323

     The budget included $373 million in gross additions for higher education, including $272 million to reflect legislative rejection of the Tuition Assistance Program (TAP) program restructuring initiatives, operating aid increases of $35 million for the State University of New York (SUNY), and $25 million for the City University of New York (CUNY), and $28 million for SUNY and CUNY community colleges.

     The Legislature identified resources totaling $165 million to offset the gross additions in higher education, including $60 million in costs rolled into 2005-06 to maintain TAP program funding at 70 percent in the current fiscal year, and $95 million in bond financing for programs originally expected to be funded with pay-as-you-go resources. Together with $30 million in vetoes, the net additions are estimated to total $178 million.

MEDICAID/PUBLIC HEALTH

                                  GENERAL FUND
                         MEDICAID/PUBLIC HEALTH SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Rejects Hospital/Home Care Assessments                   198        217        217
Rejects Preferred Drug Program                            37        119        119
Partially Rejects Nursing Home Assessment                 36         43        258
Partially Rejects Pharmacy Cost Containment               37         52         52
Partially Rejects FHP Cost Containment                    28         37         37
Rejects Closing Long-Term Care Loopholes                  25         82         82
State Takeover of FHP Costs                               25        158        226
Rejects Streamlining of Benefit Packages                  32         35         35
Partially Rejects HCRA Cost Containment                   22         32         52
Public Health                                             12         70         92
All Other Medicaid                                        55        109        128
                                                     -------    -------    -------
GROSS ADDITIONS                                          507        954      1,299
Medicare Discount Cart                                   (18)       (19)         0
Vetoes                                                    (5)       (40)       (72)
                                                     -------    -------    -------
NET ADDITIONS                                            484        895      1,227

     The Legislature did not enact Executive Budget cost containment initiatives to create a Preferred Drug Program and to reform the Family Health Plus (FHP), Early Intervention, and Long Term Care programs. The budget maintained a nursing home assessment of 5 percent in 2004-05 (the Executive Budget proposed 6 percent) and 2005-06, with complete elimination in 2006-07, but denied the 0.7 percent assessment on hospitals and home care providers. Finally, the State will begin paying for 50 percent of the local costs of the FHP beginning in January 2005 growing to 100 percent in January 2006 (the Executive Budget proposed the takeover of Long Term Care costs). Total gross additions are offset by $18 million in savings for the Elderly Pharmaceutical Insurance Coverage (EPIC) Program related to the Medicare discount card and $5 million in vetoes, for a net addition of $484 million.

HOUSING/TRANSPORTATION/ENVIRONMENTAL CONSERVATION

                                  GENERAL FUND
            HOUSING/TRANSPORTATION/ENVIRONMENTAL CONSERVATION SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Housing Capital                                           57          0          0
Shift EPF Expenses to the General Fund                    14         25         25
Decrease DWI/DWAI Annual Surcharge                         9         32         54
Reject $15 Surcharge for Parking Tickets                   8          8          8
Restore 5 Percent Cuts in Agriculture Programs             7          7          7
Reject ATV Fee Increase                                    6          6          6
Add for Neighborhood Preservation Program                  5          5          5
Add for Rural Preservation Program                         2          2          2
All Other                                                  7          1          1
                                                     -------    -------    -------
GROSS ADDITIONS                                          115         86        108
Vetoes                                                   (75)       (13)       (13)
                                                     -------    -------    -------
NET ADDITIONS                                             40         73         95

     The Legislature added a total of $115 million including $57 million in capital spending financed with a portion of the $225 million available State of New York Mortgage Agency (SONYMA) balance (see "Available Resources" later in this AIS) and an additional $14 million transfer from the Environmental Protection Fund (EPF) to fund initiatives in the General Fund. Vetoes reduced the total additions by $75 million.

HUMAN SERVICES

                                  GENERAL FUND
                             HUMAN SERVICES SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Reject Welfare Reform Proposals                           50        104        107
Temp. Assistance for Needy Families                       22          0          0
Increase Foster Care Payments to NYC                      10         10         10
Reject Detention Block Grant                               7         11         11
All Other                                                 18          9          8
                                                     -------    -------    -------
GROSS ADDITIONS                                          107        134        136
Vetoes                                                   (48)       (21)       (21)
                                                     -------    -------    -------
NET ADDITIONS                                             59        113        115

     The Legislature rejected most of the Executive's welfare reform proposals, including a reduction in welfare grant levels, a step-down in the level of the Earned Income Disregard and imposition of "full family" sanctions. In addition, the Legislature added $10 million in General Fund spending to support the State's share of the total funding increase necessary to bring New York City foster care payments up to the full maximum State aid rate. In 2004-05, gross additions are projected at $107 million offset by $48 million in vetoes.

CRIMINAL JUSTICE

                                  GENERAL FUND
                            CRIMINAL JUSTICE SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Denial of Handgun Fees                                    31         11         11
Denial of the Work Zone Speed Enforcement                 15         33         33
Increase Correction Officer Staffing Ratio                 7         27         27
Add Funding for Correctional Facilities                    6         11         11
Add Funding for Fulton Work Release Program                6          6          6
Restore Funding for Westchester Policing Program           3          3          3
All Other                                                  8          7          7
                                                     -------    -------    -------
GROSS ADDITIONS                                           76         98         98
Vetoes                                                   (24)       (49)       (49)
                                                     -------    -------    -------
NET ADDITIONS                                             52         49         49

     The Legislature added $76 million by denying proposed Executive fee increases ($31 million for handgun fees and $15 million for speed enforcement fines in transportation work zones), rejecting the closure of three correctional facilities, and increasing correction officer staffing ratios. Total gross additions were reduced by $24 million in vetoes for a net addition of $52 million.

GENERAL GOVERNMENT/ECONOMIC DEVELOPMENT

                                  GENERAL FUND
                 GENERAL GOVERNMENT/ECONOMIC DEVELOPMENT SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Various Economic Development Adds                         12         13         13
Accelerate PILOT Payments                                  7          7          0
New Add for Capital Improvements                           3          3          0
All Other Revisions                                        5          4          4
                                                     -------    -------
GROSS ADDITIONS                                           27         27         17
Vetoes                                                   (16)       (17)       (14)
                                                     -------    -------    -------
NET ADDITIONS                                             11         10          3

     The Legislature added $27 million in 2004-05. These additions include $12 million for economic development, including grants for local tourism and high-technology programs, and $7 million to accelerate payments otherwise due in future years to the city of Albany under the Payment in Lieu of Taxes (PILOT) program. These additions were lowered by $16 million in vetoes.

MENTAL HYGIENE

                                  GENERAL FUND
                             MENTAL HYGIENE SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Restore OMH/OASAS Local Service Cuts                       7          7          7
Senate Priority Program Adds                               2          2          2
All Other                                                  1          1          1
                                                     -------    -------    -------
GROSS ADDITIONS                                           10         10         10
Vetoes                                                    (9)        (9)        (9)
                                                     -------    -------    -------
NET ADDITIONS                                              1          1          1

     The Legislature added $10 million to partially restore recommended cuts in the Office of Mental Health (OMH) and the Office of Alcoholism and Substance Abuse Services (OASAS) and to fund program adds in all of the Mental Hygiene agencies. The additions were offset by $9 million in vetoes.

TAX/REVENUE RESTORATIONS

                                  GENERAL FUND
                        TAX/REVENUE RESTORATIONS SUMMARY
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
REJECTED/MODIFIED REVENUE ACTIONS                        (29)       (21)        43
                                                     -------    -------    -------
Eliminate Restrictions of Quick Draw                     (43)       (68)       (68)
Direct Wine Shipments                                     (2)        (3)        (3)
Empire Zones                                               0        (25)       (25)
Single Sales Factor for Manufacturers                      0          8         16
Biotechnology Investment Credit                            5         10         10
STAR Inflation Adjustment                                 11         57        113

NEW TAX CUTS                                             (31)       (77)       (83)
                                                     -------    -------    -------
Long-Term Care Credit                                    (18)       (20)       (20)
Film Production Credit                                   (12)       (25)       (25)
Brownfields Expansion - Income/Corporate                   0        (30)       (30)
All Other Sales Tax                                       (1)        (2)        (2)
New CAPCO Allocation                                       0          0         (6)
                                                     -------    -------    -------
NET ADDITIONS                                            (60)       (98)       (40)

     The Legislature did not approve several revenue actions proposed in the Executive Budget. The revenue lost by not enacting these proposals is projected to total $29 million in 2004-05. In addition, the Legislature added several tax reduction proposals not included in the Executive Budget that are expected to reduce revenues by $31 million in 2004-05.

MEMBER ITEMS

     The Legislature added a $200 million lump sum for "member items." It is expected that this addition will result in costs of $100 million in 2004-05 and $100 million in 2005-06.

GENERAL FUND -- NEW COSTS SINCE THE EXECUTIVE BUDGET

     The 2004-05 Financial Plan reflects several new costs incurred since the Executive Budget was proposed by the Governor. These total $280 million in 2004-05, $650 million in 2005-06, and $823 million in 2006-07.

             GENERAL FUND NEW COSTS -- CHANGE FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                         2004-05    2005-06    2006-07
                                                         -------    -------    -------
Collective Bargaining Settlements (Statewide Pattern)        274        473        621
SUNY Capital Costs                                            21          0          0
Changes to Pension Reform                                    (15)       177        202
LGAC/STARC Payment to New York City                          170          0          0
City Offset for LGAC/STARC                                  (170)         0          0

TOTAL GENERAL FUND NEW COSTS                                 280        650        823

     COLLECTIVE BARGAINING: Since the start of the fiscal year, the State has reached labor settlements with many of the major employee unions, including the Civil Service Employees Association, the United University Professions, and the Professional Employee Federation, as well as the State's Management-Confidential employees. DOB projects that if, as expected, the State settles all the remaining contracts following the pattern set by these unions, it will result in $274 million in costs in 2004-05, growing to $473 million in 2005-06 and $621 million in 2006-07.

     PENSIONS: Pension legislation enacted in July 2004 provides current year savings of $15 million above the Executive proposal, but is projected to cost $177 million in 2005-06, growing to $202 million in 2006-07. The legislation authorizes State and local governments to amortize 2004-05 pension costs above 7 percent of salary expenditures over a period of ten years at a market rate to be established by the State Comptroller. The first annual payment is due in 2005-06. In addition, the legislation extends the amortization option to local governments for costs above 9.5 percent in 2005-06 and 10.5 percent in 2006-07. In contrast, the Executive Budget proposed reforms would have produced recurring savings.

     LGAC(2)/STARC(3): The Legislature rejected the Executive Budget proposal to provide fiscal relief to New York City in a less costly way than having STARC issue bonds to stretch out existing New York City debt from the 1970s to 2034 at an estimated cost of $5.1 billion. The Legislature provided an appropriation to make a payment to the City of $170 million in 2004-05 (that would result, subject to annual appropriations, in $5.3 billion of payments to the City rather than the previous legislative agreement of $5.1 billion). However, it is expected that the City will provide $170 million to the State in 2004-05 to ensure that the State's Financial Plan does not incur unplanned costs.

----------
(2)  Local Government Assistance Corporation.
(3)  State Tax Asset Receivable Corporation.

GENERAL FUND -- AVAILABLE RESOURCES ABOVE THE EXECUTIVE BUDGET

     General Fund available resources above the level projected in the Executive Budget are estimated to total $1.1 billion in 2004-05 and $11 million in 2006-07, and to drive additional costs of $230 million in 2005-06. These available resources are summarized below. See the section entitled "2004-05 Governmental Funds Financial Plans" in this AIS for a discussion of the receipts forecast.

        GENERAL FUND AVAILABLE RESOURCES -- CHANGE FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                     2004-05    2005-06    2006-07
                                                     -------    -------    -------
Revenue Consensus Forecast                               325        350        375
Spending Reductions/Reestimates/Other                    225         38         39
Housing SONYMA Balances                                  225       (225)         0
Empire Conversions                                       200          0          0
Alteration of Clothing Sales Tax Exemption                83       (429)      (451)
2003-04 Surplus Above Executive Budget Projection         47          0          0
Fund Balances                                             25          0          0
Abandoned Property Resources                              20         21         21
Seven Day Sales at Liquor Stores                           1          2          2
Internet Affiliate/Procurement                             0         13         25
Native American Regulations                              (13)         0          0

TOTAL GENERAL FUND AVAILABLE RESOURCES                 1,138       (230)        11

     REVENUE CONSENSUS: The current DOB forecast of $325 million in additional available resources is based on the mid-point of the consensus revenue forecast agreed to with the Legislature in March 2004 ($150 million to $500 million). DOB believes that current economic conditions and actual collections experience support this estimate. While the forecast has upside potential given receipt collections through August in certain components of revenue, the recent slowdown in employment growth and consumer spending and large increases in energy prices, combined with recent declines in equity market valuations, represent risks to the current year forecast.

     SPENDING REDUCTIONS/REESTIMATES/OTHER: This category consists of legislative spending cuts in various programs and agencies, and lower projected spending based on actual results through August 2004.

     HOUSING SONYMA BALANCES: The Enacted Budget accelerates into 2004-05 the use of a one-time fund balance of $225 million from SONYMA originally planned to reduce the 2005-06 budget gap.

     EMPIRE CONVERSIONS: The Financial Plan assumes that the conversion of Empire Blue Cross and Blue Shield to a for-profit corporation will produce $1.2 billion in receipts in State Fiscal Year 2004-05, $200 million above the level forecast in the Executive Budget. The Executive Budget proposed language authorizing additional insurance conversions intended to assure the receipt of the assumed Empire conversion proceeds. The Legislative Budget Agreement did not include that language which could jeopardize receipt of these proceeds.

     ALTERATION OF CLOTHING SALES TAX EXEMPTION: The Legislature did not enact the Executive proposal to permanently substitute four "sales-tax-free" weeks (for items less than $500) for the current clothing exemption for items under $110. Instead, the Legislature passed the reform for 2004-05 only. The outyear cost of the Legislature's action would exceed $400 million annually if the reform is not extended.

     NATIVE AMERICAN REGULATIONS: The Department of Taxation and Finance estimated additional collections of $60 million in All Funds receipts if the Executive Budget proposal for parity agreements was enacted. That legislation was replaced by the Legislature with an action that implements proposed Tax Department regulations by January 1, 2005. This action is expected to lead to a General Fund loss of $13 million in 2004-05.

GENERAL FUND -- NONRECURRING RESOURCES

     The Executive Budget recommended a total of $1.5 billion in nonrecurring actions which were detailed in the Executive Budget Financial Plan. The Legislature accepted these actions and added roughly $550 million in additional nonrecurring resources to fund a portion of its additions. The additional nonrecurring resources are comprised of surplus reserves from the Housing Finance Agency (HFA) originally planned to lower the projected 2005-06 gap ($225 million), additional Empire conversion proceeds ($200 million), additional bonding of capital spending, sweeps of available fund balances, and 2003-04 surplus amounts above the Executive Budget projection.

                         2004-05 NONRECURRING RESOURCES
                              (MILLIONS OF DOLLARS)

             REVENUES:                                         1,182
               2003-04 Surplus                                   308
               SONYMA Balances                                   225
               Tobacco Securitization                            182
               LGAC Payment from NYC                             170
               PASNY                                             100
               Fund Sweeps                                        97
               Reverse Meyers Tax Decision                        50
               Bond Issuance Charges                              50
             SPENDING:                                           883
               Bonding of Capital Spending                       378
               Empire Conversion                                 200
               Delay Medicaid Cycle                              190
               Federal Welfare Funds                             115
             TOTAL NONRECURRING RESOURCES                      2,065

VETOES

     The Governor vetoed 105 separate legislative additions, generating General Fund savings of roughly $700 million over three years. In addition, the Governor vetoed $1.6 billion in additional bond-financed capital spending, to avoid roughly $2.5 billion of long-term debt service costs.

FISCAL MANAGEMENT PLAN

     In order to assure budget balance in the current fiscal year and to begin to address the 2005-06 and 2006-07 budget gaps, the Governor has directed DOB to develop a Fiscal Management Plan to reduce State Operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by October when DOB issues the Mid-Year Update to the 2004-05 Financial Plan. Elements of the plan are expected to include:

     - Continuing statewide austerity measures that limit discretionary spending, ban non-essential travel, and restrict or terminate lower-priority capital spending and other contractual liabilities;
     - Updating agency management plans to eliminate, consolidate, and streamline governmental services;
     -    Maximizing Federal aid; and

     - Developing cost containment proposals that can be presented for legislative action later this year.

     In addition, DOB will continue to review actual results against plan.

ALL GOVERNMENTAL FUNDS SUMMARY

SUMMARY OF RECEIPTS GROWTH

     Total receipts in 2004-05 are projected to be $42.7 billion in the General Fund, $63.2 billion in State Funds, and $100.1 billion in All Governmental Funds, an annual increase of $328 million (.8 percent), $1.0 billion (1.6 percent) and $1.1 billion (1.1 percent) respectively.

                        SUMMARY OF ANNUAL RECEIPTS GROWTH
                              (MILLIONS OF DOLLARS)

                                                           GENERAL        STATE          ALL
                                                              FUND        FUNDS        FUNDS
                                                          --------     --------     --------
2003-04 ACTUALS                                             42,327       62,170       98,989

2004-05 EXECUTIVE BUDGET                                    41,846       63,142       99,521

Available Resources                                            689          774          774
New Costs/Reestimates                                          121         (714)        (128)
Vetoes                                                          (1)         (49)         (49)
                                                          --------     --------     --------
NET CHANGE FROM EXECUTIVE BUDGET                               809           11          597

2004-05 ENACTED BUDGET                                      42,655       63,153      100,118

ANNUAL CHANGE FROM 2003-04
-- DOLLAR CHANGE                                               328          983        1,129
-- PERCENT CHANGE                                              0.8%         1.6%         1.1%

ANNUAL CHANGE ADJUSTED FOR $1.9B IN TOBACCO PROCEEDS
RECEIVED IN 2003-04
-- DOLLAR CHANGE                                             2,228        2,883        3,029
-- PERCENT CHANGE                                              5.5%         4.8%         3.1%

NOTE: ANNUAL GROWTH IS AFFECTED BY THE RECEIPT OF $1.9 BILLION IN TOBACCO BOND PROCEEDS IN 2003-04. THE NONRECURRING INCREASE IN RECEIPTS ARTIFICIALLY INFLATES THE 2003-04 REVENUE BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL REVENUE CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF TOBACCO PROCEEDS) AND UNADJUSTED BASIS.

     Receipts in the 2004-05 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $809 million in the General Fund, $11 million in State Funds, and $597 million in All Funds. The major components of these receipt changes are summarized in the following table and in the section entitled "2004-05 Governmental Funds Financial Plans" in this AIS.

                           SUMMARY OF RECEIPTS CHANGES
                              (MILLIONS OF DOLLARS)

                                                           GENERAL        STATE          ALL
                                                              FUND        FUNDS        FUNDS
                                                          --------     --------     --------
2004-05 EXECUTIVE BUDGET                                    41,846       63,142       99,521

Revenue Consensus Forecast                                     325          325          325
Housing SONYMA Balances                                        225          225          225
City Offset for LGAC/STARC                                     170          170          170
Alteration of Clothing Sales Tax Exemption                      83           83           83
Fund Balances                                                   25            0            0
Abandoned Property Resources                                    20           20           20
2003-04 Surplus Above Executive Budget Projection               21           21           21
Native American Regulations                                    (13)         (13)         (13)
Tax/Revenue Restorations                                       (60)         (60)         (60)
Health Care Provider Assessments                                 0         (264)        (264)
All Other                                                       13         (496)          90

2004-05 ENACTED BUDGET                                      42,655       63,153      100,118
--------------------------------------------------------------------------------------------
CHANGE FROM EXECUTIVE BUDGET                                   809           11          597

     The largest areas of All Governmental Funds receipt growth since the Executive Budget include the revised revenue consensus forecast ($325 million), the SONYMA balance ($225 million), and the expected New York City one-time payment to the State as part of the LGAC/STARC transaction ($170 million). For a more detailed discussion of these changes, see "General Fund Available Resources" and "New Costs" earlier in this AIS.

     Total State Funds and All Governmental Funds receipts are offset by the Legislature's rejection of certain health care provider assessments ($264 million) and various reestimates in the Capital Projects and Special Revenue fund types based upon prior-year actual results and year-to-date experience.

SUMMARY OF DISBURSEMENT GROWTH

     DOB projects General Fund disbursements will total $43.0 billion in 2004-05, an increase of $974 million (2.3 percent) over 2003-04 actual results. State Funds and All Governmental Funds disbursements are projected to reach $64.3 billion and $101.2 billion in 2004-05, an increase of $3.0 billion (4.8 percent) and $3.9 billion (4.0 percent) over the prior year. When adjusted for $1.9 billion of payment deferrals which artificially increased 2003-04 spending levels, the annual spending increases are 7.2 percent, 8.2 percent and 6.1 percent, respectively, for the General Fund, State Funds, and All Funds.

     The spending estimates in this AIS reflect savings from the Governor's vetoes as well as a $90 million reduction in the level of projected spending for legislative member items in 2004-05, based on actual experience to date.

                      SUMMARY OF ANNUAL DISBURSEMENT GROWTH
                              (MILLIONS OF DOLLARS)

                                                           GENERAL        STATE          ALL
                                                              FUND        FUNDS        FUNDS
                                                          --------     --------     --------
2003-04 ACTUALS                                             42,065       61,332       97,326

2004-05 EXECUTIVE BUDGET                                    41,896       63,503       99,811

Net Spending Additions                                       1,417        1,548        1,928
New Costs/Reestimates                                          (38)        (472)        (227)
Vetoes                                                        (236)        (286)        (305)
                                                          --------     --------     --------
NET CHANGE FROM EXECUTIVE BUDGET                             1,143          790        1,396

2004-05 ENACTED BUDGET                                      43,039       64,293      101,207

ANNUAL CHANGE FROM 2003-04
-- DOLLAR CHANGE                                               974        2,961        3,881
-- PERCENT CHANGE                                              2.3%         4.8%         4.0%

ANNUAL CHANGE ADJUSTED FOR $1.9B IN PAYMENT
DEFERRALS PAID IN 2003-04
-- DOLLAR CHANGE                                             2,874        4,861        5,781
-- PERCENT CHANGE                                              7.2%         8.2%         6.1%

NOTE: ANNUAL GROWTH IS AFFECTED BY THE DEFERRAL OF $1.9 BILLION IN PAYMENTS FROM 2002-03 TO 2003-04. THE DEFERRAL ARTIFICIALLY INFLATES THE 2003-04 SPENDING BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL SPENDING CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF PAYMENT DEFERRALS) AND UNADJUSTED BASIS.

     Estimated disbursements in the 2004-05 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $1.1 billion in the General Fund, $790 million in State Funds and $1.4 billion in All Funds. The major components of these disbursement changes are summarized in the following table, and are explained in more detail below and in the section entitled "2004-05 Governmental Funds Financial Plans" in this AIS.

                        SUMMARY OF DISBURSEMENTS CHANGES
                              (MILLIONS OF DOLLARS)

                                                           GENERAL        STATE          ALL
                                                              FUND        FUNDS        FUNDS
                                                          --------     --------     --------
2004-05 EXECUTIVE BUDGET                                    41,896       63,503       99,811

Medicaid                                                       200          154          583
School Aid/STAR                                                309          561          671
All Other Education                                             73           81          171
Higher Education                                               272          224          224
Collective Bargaining Settlements (Statewide Pattern)          274          359          417
LGAC/STARC Payment to New York City                           1670          170          170
All Other                                                     (155)        (759)        (840)

                                                           GENERAL        STATE          ALL
                                                              FUND        FUNDS        FUNDS
                                                          --------     --------     --------
2004-05 ENACTED BUDGET                                      43,039       64,293      101,207
--------------------------------------------------------------------------------------------
CHANGE FROM EXECUTIVE BUDGET                                 1,143          790        1,396

     The largest areas of All Governmental Funds disbursement changes since the Executive Budget (excluding Federal education reclassification) are in the areas of Medicaid ($583 million), school aid/STAR ($671 million), all other education programs ($171 million), and higher education ($224 million). The changes in these major programs, which represent most of the spending additions to the 2004-05 Executive Budget, are described in more detail below.

     Collective bargaining settlements and the LGAC/STARC payment to New York City are the other significant factors in the growth in spending above the Executive Budget forecast. The increases in spending are partially offset by legislative spending reductions and reestimates in projected spending for capital projects and Federal programs based upon prior-year actual results and year-to-date experience.

MEDICAID

             DOH MEDICAID - SOURCES OF CHANGES FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                 OTHER
                                                 STATE
                                    GENERAL    SUPPORTED     STATE     FEDERAL     ALL
                                      FUND       FUNDS       FUNDS      FUNDS     FUNDS
----------------------------------------------------------------------------------------
2004-05 EXECUTIVE BUDGET              6,325        2,987      9,312     19,406    28,718
  Provider Assessments                  234         (264)       (30)         0       (30)
  Pharmacy Cost Containment              74            0         74        148       222
  Additional Support by HCRA             68           28         96         83       179
  State Takeover of Local Costs          25            0         25          0        25
  All Other Adds                         93            0         93        147       240
  Additional Resources                 (218)         218          0          0         0
  All Other Changes                     (76)         (28)      (104)        51       (53)
2004-05 ENACTED BUDGET                6,525        2,941      9,466     19,835    29,301
  CHANGE FROM EXECUTIVE BUDGET          200          (46)       154        429       583

     New York's Medicaid program is financed jointly by the Federal government, the State, and local governments (including New York City). The Federal Government matching rate on eligible Medicaid expenditures is 50 percent, the lowest matching rate possible. Total Medicaid financing (including administrative costs) from all sources is projected to reach $44.5 billion in 2004-05, consisting of $22.9 billion in Federal support, $14.2 billion in State funding, and $7.1 billion in local government financing. The Financial Plan does not include the local government share of Medicaid funding, but does include the entire Federal share of the program. Total State Medicaid spending of $14.2 billion consists of Department of Health (DOH) State Funds of $9.5 billion, as well as $4.7 billion in spending by other State agencies and administrative costs.

     Compared to the Executive Budget projections for 2004-05, DOH Medicaid spending has increased by $200 million in the General Fund, $154 million in State Funds, and $583 million in All Governmental Funds.

     The Legislature did not accept some of the cost savings measures proposed by the Executive, adding spending above 2003-04 levels of $494 million to the General Fund, $258 million in State Funds and $636 million in All Funds. The spending increases are expected to be partially financed in the General Fund by $200 million in additional Empire conversion proceeds and an estimated $18 million from the implementation of auto-enrollment into the Medicare Transitional Drug Discount Card Program. The additional spending comprises:

     PROVIDER ASSESSMENTS: The Legislature rejected the Executive Budget proposals to restore a 0.7 percent assessment on hospital and home care revenues, and to restore the nursing home reimbursable assessment to 6.0 percent of revenues to finance a portion of State Medicaid spending. Instead, the nursing home assessment will continue at 5.0 percent in 2004-05 and 2005-06 and be completely phased out in 2006-07. As a result, spending is increased by $234 million in the General Fund and reduced by $264 million in the Provider Assessment Special Revenue Fund, which is supported by the assessment revenues.

     PHARMACY COST CONTAINMENT: Several proposals intended to control the rising costs of prescription drugs and reduce spending growth were restored by the Legislature at an estimated cost of $74 million to the General Fund and $148 million to Federal Funds. The proposals included a Preferred Drug Program, requiring prior authorization for certain high-cost drugs; reducing the reimbursement rate to pharmacies; and increasing pharmacy co-payments for Medicaid recipients.

     ADDITIONAL SUPPORT BY THE HEALTH CARE REFORM ACT (HCRA): The denial of cost containment initiatives in various programs supported by HCRA, including the FHP and Child Health Plus (CHP) programs, that would have reduced General Fund and HCRA costs, is projected to add spending of $68 million to the General Fund, $28 million in the HCRA Transfer Special Revenue Fund, and $83 million in Federal Funds.

     STATE TAKEOVER: The Legislature did not accept the proposed multi-year State takeover of local government Medicaid costs of long-term care services. Instead it required the State to take over 50 percent of local government FHP costs beginning in January 2005, growing to 100 percent of the local government share in January 2006. As a result, 2004-05 General Fund spending is increased by $25 million above the Executive Budget plan and provides a total local benefit of $49 million in 2004-05 growing to $291 million in 2005-06.

     ALL OTHER ADDS: Other rejected Executive cost containment and savings initiatives increase Medicaid costs by $93 million in the General Fund and $147 million in Federal Funds. These items include the elimination of various optional services provided to Medicaid recipients, closing long-term care eligibility loopholes, nursing home cost containment initiatives including the elimination of payment "add-ons" for facilities with more than 300 beds and hospital-based facilities, and various other cost containment initiatives.

SCHOOL AID/STAR

           SCHOOL AID/STAR - SOURCES OF CHANGES FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                          OTHER
                                                          STATE
                                             GENERAL    SUPPORTED     STATE     FEDERAL    ALL
                                               FUND       FUNDS       FUNDS      FUNDS    FUNDS
------------------------------------------------------------------------------------------------
2004-05 EXECUTIVE BUDGET                      12,350        5,018     17,548         0    17,548
  School Aid Increase                            506            0        506         0       506
  VLT Revenues                                  (240)         240          0         0         0
  Quick Draw Restriction                          43          (43)         0         0         0
  RESCUE                                           0           35         35         0        35
  Reject STAR Plus Proposal                        0           20         20         0        20
  Federal Education Aid Reclassification           0            0          0     1,175     1,175
  Federal Education Aid Reestimate                 0            0          0       110       110
2004-05 ENACTED BUDGET                        12,839        5,270     18,109     1,285    19,394
  CHANGE FROM EXECUTIVE BUDGET                   309          252        561     1,285     1,846

     In the General Fund, school aid spending increased by $309 million above the level projected in the 2004-05 Executive Budget. Spending from State Funds grew by $561 million, primarily reflecting the use of VLT revenues to finance a portion of the 2004-05 school aid increase. In addition to the State Funds increase, Federal Funds increased by $1.3 billion primarily due to the reclassification of certain federally supported education programs (Title 1, teacher quality, and other reading programs) from other education to school aid. These changes are described below:

     SCHOOL AID INCREASE: The Legislature added $506 million on a fiscal year basis to the General Fund, producing a 2004-05 school year increase of $751 million over the prior year.

     VLT REVENUE: The Executive Budget set aside $240 million in VLT revenues to support SBE requirements. The Enacted Budget redirects the VLT revenues in 2004-05 to partially finance the General Fund school aid increase. For litigation affecting VLTs, see the section entitled "Litigation - State Finance Policies - Gaming" in this AIS.

     QUICK DRAW RESTRICTIONS: The Legislature rejected the Executive Budget proposal to eliminate restrictions on the Quick Draw program. As a result, spending is projected to increase by $43 million in the General Fund and decline by an equal amount in the Lottery Special Revenue Fund.

     RESCUE: Due to delayed school district claiming, school district claims for payment under the Rebuilding Schools to Uphold Education (RESCUE) program that were originally budgeted in 2003-04 are now expected to be paid in 2004-05, resulting in an increase of $35 million above the Executive Budget spending estimates.

     STAR PLUS PROPOSAL: The Legislature rejected an inflationary adjustment to the STAR benefit for residents of school districts that complied with a proposed cap on spending growth (the cap was rejected, as well) adding $20 million to the Executive Budget estimate.

     FEDERAL EDUCATION AID: The increase of $1.3 billion in Federal Aid reflects the reclassifications of certain programs from all other education to school aid, as well as reestimates since the Executive Budget projections in Federal aid of approximately $110 million based upon prior year results for various grants to local education agencies.

ALL OTHER EDUCATION AID

         OTHER EDUCATION AID - SOURCES OF CHANGES FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                          OTHER
                                                          STATE
                                             GENERAL    SUPPORTED     STATE     FEDERAL    ALL
                                               FUND       FUNDS       FUNDS      FUNDS    FUNDS
------------------------------------------------------------------------------------------------
2004-05 EXECUTIVE BUDGET                       1,412           73      1,485     2,820     4,305
  Federal Education Aid Reclassification           0            0          0    (1,175)   (1,175)
  Federal Education Aid Reestimate                 0            0          0        90        90
  All Other Revisions                             73            8         81         0        81
2004-05 ENACTED BUDGET                         1,485           81      1,566     1,735     3,301
  CHANGE FROM EXECUTIVE BUDGET                    73            8         81    (1,085)   (1,004)

     State Funds education aid (other than general support to public schools) is projected to increase by $81 million over the 2004-05 Executive Budget recommendation. In addition to the State Funds increase, All Governmental Funds decreased by $1.0 billion primarily due to the reclassification of certain federally supported education programs (Title 1, teacher quality, and other reading programs) from all other education aid to school aid. The major changes include:

     FEDERAL EDUCATION AID: The decrease of $1.1 billion in Federal Funds reflects the reclassification of $1.2 billion offset by an upward reestimate of $90 million based upon 2003-04 actual results. The higher Federal estimate reflects additional funding from various education grants.

     ALL OTHER REVISIONS: Includes the restoration of library aid, Bundy aid, as well as reestimates related to the closeout of the 2003-04 fiscal year.

HIGHER EDUCATION

           HIGHER EDUCATION - SOURCES OF CHANGES FROM EXECUTIVE BUDGET
                              (MILLIONS OF DOLLARS)

                                                          OTHER
                                                          STATE
                                             GENERAL    SUPPORTED     STATE     FEDERAL    ALL
                                               FUND       FUNDS       FUNDS      FUNDS    FUNDS
------------------------------------------------------------------------------------------------
2004-05 EXECUTIVE BUDGET                       2,673        3,705      6,378       182     6,560
  Reject TAP Restructuring Savings               272            0        272         0       272
  Current TAP Roll                               (60)           0        (60)        0       (60)
  SUNY Operating Aid Add                          35            0         35         0        35
  CUNY Operating Aid Add                          25            0         25         0        25
  SUNY/CUNY CC Adds                                8            0          8         0         8
  All Other Revisions                             (8)         (48)       (56)        0       (56)
2004-05 ENACTED BUDGET                         2,945        3,657      6,602       182     6,784
  CHANGE FROM EXECUTIVE BUDGET                   272          (48)       224         0       224

     Spending is projected to increase from the Executive Budget level by $224 million, reflecting $272 million in the General Fund partially offset by a decrease of $48 million in other State-supported funds. The major components of higher education spending changes include:

     REJECT TAP RESTRUCTURING: The Executive Budget proposed reforms in TAP which would defer one-third of each student's award until graduation as an incentive for timely degree completion. The Legislature rejected those reforms, and as a result, spending increased by $272 million from the Executive Budget projections.

     CURRENT TAP ROLL: $60 million in additional costs associated with the restoration of the TAP program will occur in 2005-06 to maintain program funding at 70 percent in the current fiscal year.

     SUNY/CUNY OPERATING AID ADDS: The Legislature added operating aid of $35 million for SUNY and $25 million for CUNY.

     SUNY/CUNY COMMUNITY COLLEGE ADDS: The Legislature added $8 million for SUNY and CUNY community colleges for a $50 per full-time student base aid increase.

GENERAL FUND OUTYEAR PROJECTIONS

     At the beginning of the 2004-05 budget cycle, the State faced potential General Fund budget gaps of $6.7 billion in 2005-06 and $7.8 billion in 2006-07. The recurring savings proposed in the 2004-05 Executive Budget recommendations reduced the gaps to $2.9 billion and $4.4 billion, respectively.

     Compared to Executive Budget projections, the General Fund budget gaps for the 2005-06 and 2006-07 fiscal years have increased, and now are estimated at roughly $5 billion to $6 billion in 2005-06 and roughly $7 billion in 2006-07. The gaps are roughly $1 billion below the original baselevel projections.

                       PROJECTED GENERAL FUND OUTYEAR GAPS
                              (MILLIONS OF DOLLARS)

                                                                 2005-06    2006-07
                                                                 -------    -------
2004-05 BASELEVEL BUDGET                                          (6,727)    (7,805)

  Proposed Executive Budget Actions                                3,875      3,451

2004-05 EXECUTIVE BUDGET                                          (2,852)    (4,354)

  Net Additions                                                   (2,618)    (2,788)
  New Costs                                                         (650)      (823)
  Available Resources                                               (230)        11

2004-05 LEGISLATIVE BUDGET AGREEMENT                              (6,350)    (7,954)

  Vetoes                                                             211        259
  Fiscal Management Plan/Revenue Forecast                            450        450

2004-05 ENACTED BUDGET -- REMAINING GAPS                          (5,689)    (7,245)
-----------------------------------------------------------------------------------
2006-07 GAP IF 2005-06 GAP IS CLOSED WITH RECURRING ACTIONS                  (1,556)

     The current budget gap estimates reflect the Legislature's revisions to the budget, new costs, the value of gubernatorial vetoes, and expected savings resulting from a Fiscal Management Plan that will be implemented in 2004-05. If the 2005-06 budget gap were closed entirely with recurring actions, the 2006-07 gap would be reduced to $1.6 billion.

     It should be noted that the current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

SOURCES OF PROJECTED GENERAL FUND OUTYEAR GAPS

     The projected General Fund gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, as well as the loss of nonrecurring resources used to help balance the budget in 2004-05.

                          SOURCES OF 2005-06 BUDGET GAP
                              (BILLIONS OF DOLLARS)

                                                                2005-06
                                                                -------
        Revenue Growth                                              2.2
        Loss of Nonrecurring Actions                               (2.1)
        PIT/Sales Tax Temporary Surcharge Phase-out                (0.6)
        Clothing Exemption                                         (0.4)
        All Other Revenue Changes                                  (0.9)
        Medicaid                                                   (1.6)
        School Aid                                                 (0.6)
        Pension Costs                                              (0.4)
        All Other Spending Growth                                  (1.3)
        ---------------------------------------------------------------
        2005-06 PROJECTED BUDGET GAP                               (5.7)

     The major sources of the 2005-06 budget gap are described in more detail below.

OUTYEAR RECEIPTS

                      SOURCES OF ANNUAL INCREASE/(DECREASE)
                              IN PROJECTED RECEIPTS
                              (MILLIONS OF DOLLARS)

                                                                2005-06
                                                                -------
        TOTAL RECEIPTS CHANGE                                      (912)
        Revenue Growth                                            2,230
        Loss of Nonrecurring Revenues                            (1,182)
        PIT/Sales Tax Temporary Surcharge Phase-out                (621)
        Clothing Exemption                                         (429)
        Final Use of Tobacco Proceeds                              (400)
        Revenue Bond Tax Fund                                      (174)
        STAR Fund Transfer                                         (159)
        Additional Tax Cuts                                         (49)
        All Other                                                  (128)

     Receipts in 2005-06 are projected to decrease by $912 million from the current year. Underlying revenue growth of $2.2 billion (4.8 percent) in 2004-05 revenue growth is offset by decreases attributable to the loss of several one-time revenues ($308 million from the 2003-04 surplus; $225 million from SONYMA; $182 million in tobacco settlement payments; $170 million from the City of New York related to the LGAC/STARC transaction; $100 million from the Port Authority of New York and New Jersey; $97 million from fund sweeps; $50 million from the legislation to reverse the effect of the "Meyers" decision to eliminate delays in collecting tax payments and $50 million from the continuation of bond issuance changes). In addition, revenues decline due to the phase-out of the personal income tax (PIT) surcharge and a one-quarter percent increase in sales tax ($621 million), the change in the clothing exemption ($429 million), the final use of the tobacco securitization proceeds ($400 million) and transfers for the Revenue Bond Tax Fund (RBTF) for increasing debt service costs and STAR for local property tax relief ($333 million).

OUTYEAR DISBURSEMENTS

                      SOURCES OF ANNUAL INCREASE/(DECREASE)
                           IN PROJECTED DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                                2005-06
                                                                -------
        TOTAL DISBURSEMENTS CHANGE                                4,893

        LOSS OF NONRECURRING ACTIONS
         Bonding of Capital Spending                                378
         Empire Conversion Proceeds                                 200
         Delay of Medicaid Cycle                                    190
         Use of Federal Welfare Funds                               115
        SPENDING GROWTH
         Medicaid                                                 1,648
         School Aid                                                 646
         Social Services                                            381
         Higher Education                                           163
         Pension Costs                                              429
         Employee Health Insurance                                  335
         All Other                                                  408

     Spending is projected to increase by $4.8 billion in 2005-06. The growth is primarily attributable to the loss of one-time savings, and growth in Medicaid, school aid, social services, higher education, mental hygiene, and employee benefits. The assumptions behind the current projections are summarized below.

     The use of nonrecurring actions in 2004-05 is expected to add roughly $883 million in costs in 2005-06, as resources to lower spending are no longer available. The major components include bonding of capital spending ($378 million), the use of additional Empire Conversion proceeds ($200 million), delayed Medicaid cycle payments ($190 million), and availability of Federal Welfare Funds ($115 million).

     Growth in Medicaid of $1.6 billion in 2005-06 is attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. These trends account for a projected increase of nearly half of the overall growth. This estimate is based on current experience in the State's Medicaid program and the Congressional Budget Office's national projections. In addition to this growth, the expiration of a temporary 2.95 percent Federal share increase will result in $220 million in higher State share spending in 2005-06. The remaining growth includes $242 million ($49 million in 2004-05 growing to $291 million in 2005-06 and $468 million in 2006-07) to finance the continued phase-in of the State takeover of local government FHP costs, and various other changes including the planned repayment of a 2002-03 loan from HCRA and the discontinuation of certain county shares adjustments.

     The school aid projections assume growth in expense-based programs and other selected aid categories. On a State fiscal year basis, school aid spending is projected to grow by $646 million in 2005-06. The school year basis growth is estimated at roughly $350 million in 2005-06 and $250 million in 2006-07, however these increases do not reflect additional spending for CFE as the Legislature did not address this issue in the 2004-05 Enacted Budget.

     Social services spending is projected to increase by $381 million in 2005-06 primarily due to projected increases in both the family assistance caseload (4.7 percent) and single adult/childless couples caseload (10 percent), as well as growth in expenditures per person (3 percent).

     Spending for higher education programs in 2005-06 ($163 million) is largely attributable to projected growth in CUNY and SUNY operating costs.

     State pension costs are anticipated to grow $429 million in 2005-06, due to prior year pension fund investment losses that have significantly increased the employer contribution rate to the New York State and Local Retirement Systems and the impact of amortizing a portion of the 2004-05 pension bill. The projections reflect employer costs of roughly 10.5 percent of payroll in 2005-06 and 12.5 percent in 2006-07. Rising employee health care costs of $335 million in 2005-06 assume 15 percent annual premium increases.

     All other spending growth is comprised of inflationary spending increases across numerous local assistance programs, cost of collective bargaining agreements with many of the State's employee unions and the anticipated settlements with the remaining unions ($199 million in 2005-06) and normal salary step increases and non-personal service increases (roughly $125 million).

CASH FLOW

     In 2004-05, while certain daily cash balances have been low, General Fund month-end balances have been strong. Accordingly, DOB projects positive quarterly balances of $2.2 billion in September, $1.3 billion by the end of December 2004, and $1.1 billion at the end of March 2005 (including Fiscal Management Plan savings). The lowest projected month-end cash flow balance is $1.0 billion in November 2004. See the tables later in this AIS for monthly cash flow projections.

     The State Comptroller invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments, through the State's Short-Term Investment Pool (STIP), which comprises of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds, and Private Purpose Trust Funds), as well as several sole custody funds.

     OSC is authorized to make temporary loans from the State's STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year. Loans may be granted only for amounts that are "receivable on account" or can be repaid from the current operating receipts of the particular fund (i.e., loans cannot be granted in expectation of future revenue enhancements). The 2004-05 Enacted Budget extends legislation that permits OSC to temporarily loan balances in other funds to the General Fund within any month that must be repaid by month end. This authorization was utilized in May 2004 to support intra-month cash flow needs; however, as required under the legislation, the General Fund ended May 2004 with a positive cash balance of $1.2 billion.

GAAP FINANCIAL PLANS

     DOB also prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP operating results for 2003-04 and the projections for 2004-05 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2003-04 State fiscal year, and reflect the impact of Governmental Accounting Standards Board (GASB) Statement 34. GASB 34 has significantly changed the presentation of GAAP financial information for state and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year. Based on the new GASB 34 presentation, the State had a net positive asset condition on March 31, 2004 of $39.1 billion, a decrease of $3.3 billion from the prior year.

     In the General Fund, the State ended the 2003-04 fiscal year with an operating surplus of $3.0 billion. This operating result is attributable primarily to a GAAP benefit received from financing $1.9 billion of 2002-03 payment deferrals in 2003-04, from $400 million of tobacco proceeds received in 2003-04 but which were reserved for 2004-05 budget balance, and the 2003-04 General Fund operating surplus of $308 million. As a result, the 2002-03 accumulated deficit of $3.3 billion was reduced in 2003-04 to $281 million.

     The General Fund is anticipated to end the 2004-05 fiscal year with an operating deficit of $1.1 billion on a GAAP basis, which is primarily attributable to the use of the 2003-04 surplus and the remaining tobacco reserves in 2004-05. As a result, the accumulated deficit is projected at $1.4 billion by the end of the 2004-05 fiscal year.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2004-05 GOVERNMENTAL FUNDS FINANCIAL PLANS

     The following sections summarize the receipts and disbursement activity within the four major fund types that comprise the All Governmental Fund type:
General Fund, Special Revenue Funds (SRFs), Capital Projects Funds (CPFs) and Debt Service Funds (DSFs).

GENERAL FUND

     The General Fund receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues.

     In 2004-05, the projected General Fund receipts of $42.7 billion, disbursements of $43.0 billion (including transfers), and $434 million in savings from a Fiscal Management Plan. The General Fund is projected to end the 2004-05 fiscal year with a $1.1 billion fund balance, comprising $794 million in the Tax Stabilization Reserve Fund, $312 million in the Community Projects Fund, and $21 million in the Contingency Reserve Fund for litigation.

RECEIPTS

                              GENERAL FUND RECEIPTS
                              (MILLIONS OF DOLLARS)

                                                                  ANNUAL
                                   2003-04   2004-05   ANNUAL $   %         CHANGE FROM
                                   ACTUALS   ENACTED    CHANGE    CHANGE       30-DAY
---------------------------------------------------------------------------------------
Personal Income Tax                 15,774    18,490      2,716     17.2%           (11)
User Taxes and Fees                  7,979     8,679        700      8.8%           297
Business Taxes                       3,413     3,714        301      8.8%             5
Other Taxes                            768       764         (4)    -0.5%             2
Miscellaneous Receipts (1)           5,917     2,438     (3,479)   -58.8%           351
Federal Grants (1)                     654         0       (654)  -100.0%             0
Transfers From Other Funds
  Revenue Bond Fund                  5,244     5,612        368      7.0%           (10)
  LGAC Fund                          1,971     2,158        187      9.5%            97
  CW/CA Fund                           307       246        (61)   -19.9%             0
  All Other                            300       554        254     84.7%            78
TOTAL RECEIPTS                      42,327    42,655        328      0.8%           809

(1) Actuals reflect amounts published in Comptroller's Cash Basis Report for 2003-04.

     Total General Fund receipts in support of the 2004-05 Financial Plan are projected to be $42.7 billion, an increase of $328 million (0.8 percent) from 2003-04. This total includes $31.6 billion in Taxes, $2.4 billion in Miscellaneous Receipts, and $8.6 billion in Transfers from Other Funds. The increase largely reflects the combined impact of an improving economy and net-revenue increases adopted this year and with the 2003-04 budget, offset by the loss of the one-time benefit of tobacco securitization receipts in 2003-04 ($4.2 billion).

PERSONAL INCOME TAX

     General Fund PIT receipts are projected to increase by $2.7 billion (17.2 percent) from 2003-04. This is due to continued economic improvement in 2004, enactment of a three-year temporary tax increase from 2003 to 2005, and a robust settlement for 2003 tax returns. This amount is slightly offset by a larger deposit into the PIT Refund Reserve Account and a higher deposit into the RBTF.

     The preliminary results of the 2003 PIT settlement from April and May, and overall results through August, have required some modifications within the cash components of the income tax, but have no net impact on 2004-05 estimates. More specifically, extension payments filed with 2003 tax returns have been increased by $425 million, while final payments filed with 2003 tax returns have been reduced by $110 million and the refund estimate has been increased by $315 million.

     General Fund PIT receipts, including refund reserve transactions, are expected to be reduced by $11 million from the Executive Budget estimate. This reflects a $32 million loss in net revenue actions, including an expansion of the long term care credit and a new film production credit, offset by $21 million in additional resources from the 2003-04 actual results (increasing income tax receipts through the PIT Refund Reserve Account).

USER TAXES AND FEES

     User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. Receipts for user taxes and fees for 2004-05 are projected to total $8.7 billion, an increase of $700 million (8.8 percent) from reported 2003-04 collections.

     The projected growth in sales tax cash receipts of $777 million (10.7 percent) is largely attributable to the enactment of a temporary increase in the overall tax rate (to 4.25 percent) and a change in the clothing and footwear exemption. The Enacted Budget postponed the exemption on items of clothing and footwear for one year, until May 31, 2005, and replaced it with two temporary one-week exemptions with the same $110 thresholds - one beginning in August 2004 and another in January 2005. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 5.5 percent.

     The decline in General Fund cigarette tax receipts of $8 million from the prior year is the result of a continuation of the long-term consumption decline in cigarettes.

     User taxes and fees are expected to rise by $297 million from the Executive Budget estimates. This increase mainly reflects tax actions contained in the Enacted Budget and improvements in cash collections through August.

BUSINESS TAXES

     Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2004-05 are projected to total $3.7 billion, an increase of $301 million (8.8 percent) from 2003-04 collections. This increase is primarily due to the continued economic recovery as reflected in the corporate franchise tax. Business tax receipts for 2004-05 have been revised up by $5 million from the Executive Budget level, to reflect the Legislature's rejection of an Executive Budget proposal to allow biotechnology companies to transfer net operating losses.

     Corporation and utilities taxes, bank tax, and insurance franchise tax receipts remain unchanged from Executive Budget estimates.

OTHER TAXES

     Other tax receipts are now projected to total $764 million, which is $4 million below last year's amount, but $2 million above the Executive Budget estimate. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collection from resources.

MISCELLANEOUS RECEIPTS

     Miscellaneous receipts are expected to reach nearly $2.4 billion, a decrease of $3.5 billion from the 2003-04 actuals. After adjusting for the receipt of one-time tobacco securitization moneys ($4.2 billion) in 2003-04, the annual increase is projected at $721 million. This increase is primarily due to the acceleration of $225 million in housing SONYMA balances from 2005-06 into 2004-05, and the receipt of $182 million from the Tobacco Settlement Fund.

     The increase in miscellaneous receipts of $351 million from the Executive Budget estimate is primarily attributable to the early collection of housing SONYMA balances and the NYC payment of $170 million for LGAC/STARC, offset by legislative rejection of several proposed increases in licenses and fees.

TRANSFERS FROM OTHER FUNDS

     Transfers from Other Funds are expected to total $8.6 billion, an increase of $748 million from 2003-04. This annual increase is comprised of higher transfers from the RBTF Fund ($368 million), the LGAC Fund ($187 million), and all other funds ($254 million), offset by lower transfers form the Clean Water/Clean Air (CW/CA) Fund ($61 million). Compared to the Executive Budget estimates, Transfers from Other Funds increased by $165 million.

     PIT receipts in excess of RBTF debt service costs is projected to total $5.6 billion in 2004-05, an increase of $368 million from last year and a decrease of $10 million from the Executive Budget estimate. The annual increase is primarily attributable to higher dedicated PIT receipts ($475 million), including legislative tax increases, offset by increased debt service requirements ($107 million).

     Transfers from sales tax in excess of LGAC debt service costs are projected to total $2.2 billion in 2004-05, an increase of $187 million from the prior year and $97 million from the Executive Budget estimate. These changes are primarily due to the legislation altering the permanent exemption on items of clothing and footwear for one year.

Real estate taxes in excess of CW/CA debt service costs are projected at $246 million in 2004-05, a decrease of $61 million from 2003-04, primarily resulting from a decrease in projected tax receipts ($49 million). The 2004-05 Enacted Budget estimate is unchanged from the Executive Budget estimate.

     All other transfers are projected to total $554 million in 2004-05, an annual increase of $254 million. This is due primarily to nonrecurring fund sweeps ($100 million) and transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($184 million). Compared to the Executive Budget estimate, all other transfers increased by $78 million primarily due to additional transfers from SUNY and CUNY to reimburse General Fund equipment costs.

REVENUE ACTIONS

The 2004-05 Enacted Budget contains over $178 million in All Governmental Funds revenue actions in the 2004-05 State fiscal year, including:

REVENUE ENHANCEMENTS:

- Provide a temporary (two-year) increase in the fixed dollar minimum amounts under the corporate franchise tax ($40 million);

- Create additional abandoned property collections through increased out-of-state audits ($20 million);

- Postpone the exemption on items of clothing and footwear for one year ($83 million);

- Include the gain from the sale of residential cooperative housing as New York source income from non-residents ($5 million in 2004-05, $20 million annually thereafter);

- Allow for seven day sales of alcoholic beverages in wine and liquor stores ($1 million); and

-    Change various licenses and fees ($62 million).

TAX REDUCTIONS:

- Create a new credit to provide an incentive for filmmakers to film on soundstages in New York State($12 million in 2004-05, $25 million annually thereafter);

- Double the existing Long-term care credit by increasing the credit from 10 to 20 percent of premiums($18 million);

- Increase the aggregate limit for the low-income housing credit from $4 million to $6 million ($2 million);

-    Create a credit or refund for water taxis under the sales tax ($100,000);
     and

- Provide a new exemption for maintenance and certain other services performed on private aircraft under the sales tax ($400,000).

     In addition, several revenue actions with outyear implications were included in the 2004-05 Enacted Budget, including:

REVENUE ENHANCEMENT:

- Require companies, including affiliates, entering into contracts with the State to comply with various sales and use tax obligations ($12.5 million in 2005-06 and $25 million annually thereafter).

TAX REDUCTIONS:

- Expand the Brownfields program ($30 million annually, beginning in 2005-06); and

- Establish a fourth phase of the CAPCO program ($6 million annually for ten years beginning in 2006-07).

DISBURSEMENTS

                           GENERAL FUND DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                                   ANNUAL
                                   2003-04   2004-05   ANNUAL $    %         CHANGE FROM
                                   ACTUALS   ENACTED    CHANGE     CHANGE       30-DAY
----------------------------------------------------------------------------------------
Grants to Local Governments         27,420    29,392      1,972       7.2%           921
State Operations                     7,056     7,501        445       6.3%           250
General State Charges                3,214     3,671        457      14.2%            19
Transfers to Other Funds
  Debt Service                       1,474     1,737        263      17.8%           (11)
  Capital Projects                     225       196        (29)    -12.9%             9
  All Other                            776       542       (234)    -30.2%           (45)
2002-03 Payment Deferrals            1,900         0     (1,900)   -100.0%             0
TOTAL DISBURSEMENTS                 42,065    43,039        974       2.3%         1,143

     The State projects General Fund disbursements of $43.0 billion in 2004-05, an increase of $974 million (2.3 percent) from the current year, and $1.1 billion from the Executive Budget level. These changes are discussed in more detail below.

GRANTS TO LOCAL GOVERNMENTS

     Grants to Local Governments include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Local assistance spending is projected to be $29.4 billion in 2004-05, an increase of $2.0 billion (7.2 percent) from the prior year. This spending increase is primarily attributable to higher spending in Medicaid ($463 million), Higher Education Services Corporation ($352 million), school aid ($466 million), special education programs ($132 million), Office of Children and Family Services ($61 million) and the community projects fund ($58 million).

     Local assistance spending increased by $921 million from the Executive Budget level. This increase is primarily due to legislative restorations and adds in school aid ($309 million), Medicaid ($200 million), and higher education ($272 million).

STATE OPERATIONS

     State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $7.5 billion in 2004-05, an increase of $445 million (6.3 percent) from the prior year. Personal service costs (e.g., State employee payroll) comprise 73 percent of State Operations spending. The remaining 27 percent represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

     The projected annual increase in State Operations costs includes higher spending of $225 million (with additional costs of $49 million in fringe benefits for a total of $274 million) resulting from the ratification of several State employee union labor contracts, which included provisions for a nonrecurring lump sum payment and salary increases of 2.5 percent. In addition, an extra institutional payroll occurring in 2004-05 increases spending by $130 million.

     Compared to the Executive Budget estimate, projected State Operations spending increased by $250 million primarily attributable to the impact of the collective bargaining agreements, which was not included in the Executive Budget projections ($225 million).

     The State's Executive agency all funds workforce is projected to total 187,900 by the end of 2004-05, level with the current year.

GENERAL STATE CHARGES

     General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

     General Fund spending for GSCs is projected to be $3.7 billion in 2004-05, an increase of $457 million (14.2 percent) over the prior year. This annual increase is due mostly to rising costs of employee health benefits (an increase of $225 million to $2.1 billion), higher costs related to employer pension contributions (an increase of $159 million to $654 million) and $49 million in fringe benefit increases relating to collective bargaining settlements. Compared to the Executive Budget estimates, GSC spending increased by $19 million.

TRANSFERS TO OTHER FUNDS

     Transfers to Other Funds are projected to total $2.5 billion in 2004-05 and includes General Fund transfers to support debt service ($1.7 billion), capital projects ($196 million), and other funds ($542 million).

     The net increase in the General Fund transfers for debt service of $263 million (17.8 percent) from 2003-04 is primarily attributable to higher debt service costs for education (including SUNY and CUNY), corrections, the Metropolitan Transportation Authority (MTA), housing, and the environment, offset by significant savings from refundings and the use of variable rate bonds and interest rate exchange agreements. The $11 million decrease from the Executive Budget estimate reflects modest reestimates.

     The $29 million (12.9 percent) reduction in capital projects spending financed by the General Fund primarily reflects the use of bond proceeds to finance SUNY capital costs previously supported by the General Fund, as well as minor reestimates to other areas of capital projects spending. Compared with Executive Budget estimates, transfers in support of capital projects have increased by $9 million.

     All other transfers are projected to decline by $234 million (30.2 percent) in 2004-05 primarily due to a nonrecurring transfer to the HCRA Special Revenue Fund to finance 2003-04 legislative restorations ($128 million) and the "doubling up" of 2002-03 and 2003-04 State subsidy payments to SUNY hospitals in 2003-04 ($41 million). Compared with Executive Budget estimates, all other transfers have declined by $45 million.

SPECIAL REVENUE FUNDS

     SRFs receive State and Federal revenues dedicated to finance specific activities. SRFs are intended to be self-supporting, with receipts equaling or exceeding disbursements. When statutorily authorized, certain funds and accounts may borrow from the State's STIP to cover temporary cash shortfalls resulting from the timing of receipts and disbursements (i.e., disbursements occurring prior to receipts being received).

     In 2004-05 the Special Revenue Funds Cash Financial Plan projects total receipts of $51.0 billion, total disbursements of $51.8 billion, and net other financing sources of $246 million, resulting in an operating deficit of $557 million. This operating result primarily reflects the transfer of Federal moneys to the Tobacco Control and Insurance Initiatives Pool in 2004-05, which were received in 2003-04 and reflected in the SRFs opening fund balance ($289 million), and use of prior-year cash balances to support current-year spending.

RECEIPTS

                         SPECIAL REVENUE FUNDS RECEIPTS
                              (MILLIONS OF DOLLARS)

                                   2003-04   2004-05   ANNUAL $    ANNUAL %   CHANGE FROM
                                   ACTUALS   ENACTED    CHANGE      CHANGE      30-DAY
-----------------------------------------------------------------------------------------
Taxes                                4,442     4,758        316         7.1%          (26)
Miscellaneous Receipts              10,517    11,256        739         7.0%         (226)
Federal Grants                      35,121    34,972       (149)       -0.4%          547
TOTAL RECEIPTS                      50,080    50,986        906         1.8%          295

     Total SRF receipts are projected to be $51.0 billion, an increase of $906 million (1.8 percent) from 2003-04. The annual growth is due to increases in taxes ($316 million) and miscellaneous receipts ($739 million), offset by a decrease in Federal grants ($149 million). Compared to Executive Budget estimates, projected SRF receipts increased by $295 million primarily attributable to increased Federal grants ($547 million) offset by decreased miscellaneous receipts ($226 million) and taxes ($26 million). These changes are described in more detail below.

TAXES

     Tax receipts in the SRF are projected to be $4.8 billion, an increase of $316 million (7.1 percent) from 2003-04, driven primarily by taxes dedicated to support the STAR program ($199 million) and the Dedicated Mass Transportation Trust Fund ($116 million). Projected SRF tax receipts declined from the Executive Budget level due to the Legislature's rejection of both a new surcharge on sales tax proposed to support the New York State Wireless Telephone Emergency Service program ($38 million) offset by the inflationary adjustment to the STAR program ($20 million).

MISCELLANEOUS RECEIPTS

     Miscellaneous receipts are projected to be $11.3 billion, an increase of $739 million (7.0 percent) from 2003-04. The annual growth is primarily due to additional transfers from the "off-budget" HCRA pools, including Empire conversions ($350 million), higher lottery receipts ($212 million) and SUNY tuition revenues ($91 million). Compared to the Executive Budget estimate, projected SRF miscellaneous receipts declined by $226 million. This decline is primarily attributable to the Legislature's rejection of Executive Budget proposals to restore assessments on hospital, home care and nursing home revenues ($264 million).

FEDERAL GRANTS

     Federal grants are projected to be $35 billion, a decrease of $149 million from 2003-04 actuals and an increase of $547 million from the Executive Budget estimate. Changes to Federal grants generally correspond to changes in federally-reimbursed spending as described later in this report; however, since Federal reimbursement was assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances resulted. Major program areas projected to grow significantly from 2003-04 levels include Medicaid and welfare.

DISBURSEMENTS

                       SPECIAL REVENUE FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                                               CHANGE
                                   2003-04   2004-05   ANNUAL $    ANNUAL %   FROM 30-
                                   ACTUALS   ENACTED    CHANGE      CHANGE      DAY
--------------------------------------------------------------------------------------
Grants to Local Governments         41,368    42,895      1,527         3.7%       464
State Operations                     7,866     8,207        341         4.3%       180
General State Charges                  601       686         85        14.1%        26
Capital Projects                         9         1         (8)      -88.9%        (1)
TOTAL DISBURSEMENTS                 49,844    51,789      1,945         3.9%       669

     Total SRF disbursements are projected to be $51.8 billion, an increase of $1.9 billion (3.9 percent) from 2003-04. The annual growth is due primarily to increases in Grants to Local Governments ($1.5 billion) and State Operations ($341 million). Compared to the Executive Budget estimate, projected SRF disbursements increased by $669 million, attributable primarily to increased Grants to Local Governments ($464 million) and State Operations ($180 million) spending. The disbursements changes are described in more detail below.

GRANTS TO LOCAL GOVERNMENTS

     Grants to Local Government SRF disbursements are projected to be $42.9 billion, an increase of $1.5 billion (3.7 percent) from 2003-04. The annual growth is primarily due to projected growth in Medicaid ($1.3 billion), school aid ($307 million), and STAR ($199 million). Compared to the Executive Budget estimate, Grants to Local Governments disbursements increased by $464 million. This increase is primarily attributable to several Medicaid proposals rejected by the Legislature, including various cost containment and savings initiatives ($410 million), and the use of VLT revenues to support school aid increases ($240 million) offset by the Legislature's elimination of appropriations to implement the Help America Vote Act ($118 million).

STATE OPERATIONS

     State Operations SRF disbursements are projected to be $8.2 billion, an increase of $341 million (4.3 percent) from 2003-04 and $180 million from the Executive Budget estimates. These increases are primarily attributable to the impact of the collective bargaining agreements, which was not included in the Executive Budget projections ($104 million).

GENERAL STATE CHARGES

     GSCs SRF disbursements are projected to be $686 million, an increase of $85 million (14.1 percent) from 2003-04. Growing employer pension contributions and higher employee health insurance costs account for most of the annual growth in GSCs. Compared to the Executive Budget estimate, GSCs disbursements increased by $26 million primarily due to the impact of the collective bargaining agreements.

OTHER FINANCING SOURCES/(USES)

              SPECIAL REVENUE FUNDS OTHER FINANCING SOURCES (USES)
                              (MILLIONS OF DOLLARS)

                                                                               CHANGE
                                   2003-04   2004-05   ANNUAL $    ANNUAL %   FROM 30-
                                   ACTUALS   ENACTED    CHANGE      CHANGE      DAY
--------------------------------------------------------------------------------------
Transfers From Other Funds           3,447     3,137       (310)       -9.0%       (33)
Transfers To Other Funds            (2,539)   (2,891)      (352)       13.9%       (72)
NET OTHER FINANCING SOURCES            908       246       (662)      -72.9%      (105)

     Transfers from Other Funds are projected to be $3.1 billion, a decrease of $310 million (9.0 percent) from 2003-04. The annual decline is primarily due to a nonrecurring General Fund transfer to the HCRA fund in 2003-04 ($128 million) and a reduction in available patient care revenues ($101 million). Compared to the Executive Budget estimate, projected Transfers from Other Funds decreased by $33 million, reflecting modest reestimates.

     Transfers to Other Funds are estimated to be $2.9 billion, an increase of $352 million (13.9 percent) from 2003-04. The annual growth is due to nonrecurring transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($184 million), and various other fund sweeps to the General Fund ($100 million). Compared to the Executive Budget estimate, projected Transfers to Other Funds increased by $72 million primarily due to additional transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($94 million) offset by a reduction in the expected revenues from the Waste Tire Management and Recycling Program ($34 million).

CAPITAL PROJECTS FUNDS

     The CPF group accounts for spending from the CPF, which is supported by a transfer from the General Fund, and spending from other funds for specific purposes, including transportation, mental health, housing, public protection, education and the environment. Other funds include the Dedicated Highway and Bridge Trust Fund, Mental Hygiene Capital Facilities Improvement Fund, Housing Assistance and Housing Program Funds, the Correctional Facilities Capital Improvement Fund, the SUNY Residence Hall Rehabilitation Fund, the Hazardous Waste Remedial Fund, and EPF. Receipts from dedicated State taxes, miscellaneous receipts (which include proceeds from State-supported bonds issued by certain public authorities) and Federal grants disbursements in the CPF group.

     The following tables for CPFs reflect an accounting adjustment for capital projects activity because certain capital spending is not reported by the State Comptroller in actual cash spending results, although it is reflected in the GAAP Financial Statements. The spending is related to programs which are financed in the first instance by bond proceeds, rather than with a short-term loan from STIP or cash from the General Fund. Capital spending for these types of programs was $861 million in 2003-04 and is projected to grow to nearly $1.1 billion in 2004-05. It includes spending for local transportation projects for the Consolidated Highway Improvement Program (CHIPs), education projects for CUNY higher education facilities, SUNY community colleges and dormitory facilities, the Department of Mental Hygiene and a variety of economic development programs. These receipts and disbursements are included in this section in order to present a comprehensive overview of State capital projects spending. The CPFs table also includes a spending adjustment of $400 million to reflect anticipated underspending in 2004-05 that is expected to occur across all agencies and financing sources based on lower 2003-04 results.

RECEIPTS

                         CAPITAL PROJECTS FUNDS RECEIPTS
                              (MILLIONS OF DOLLARS)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     ACTUALS         ENACTED          CHANGE          CHANGE            DAY
---------------------------------------------------------------------------------------------------------------
Taxes                                 1,756           1,795              39             2.2%            (10)
Miscellaneous Receipts                3,029           3,077              48             1.6%           (664)
Federal Grants                        1,548           1,864             316            20.4%             24
TOTAL RECEIPTS                        6,333           6,736             403             6.4%           (650)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     ACTUALS         ENACTED          CHANGE          CHANGE            DAY
---------------------------------------------------------------------------------------------------------------
Accounting Adjustment                  (861)         (1,090)           (229)           26.6%            220
FINANCIAL PLAN RECEIPTS               5,472           5,646             174             3.2%           (430)

     CPF receipts include tax receipts from highway-related taxes earmarked to the Dedicated Highway and Bridge Trust Fund, and real estate transfer taxes that are designated for the EPF. Miscellaneous receipts include bond proceeds that finance capital projects across all functional areas, as well as other fees, including State park fees, industry-specific environmental fees and receipts from the sale of surplus land.

TAXES

     The $39 million increase in 2004-05 taxes from 2003-04 actuals is attributable to increases in Dedicated Highway and Bridge Trust Fund receipts, as the EPF receives a statutory dedication of $112 million annually from the real estate transfer tax. The $10 million reduction in dedicated taxes from the Executive Budget estimate is attributable to reestimated Dedicated Highway and Bridge Trust Fund receipts.

MISCELLANEOUS RECEIPTS

     The $48 million increase in miscellaneous receipts from 2003-04 is primarily attributable to increases in spending for capital programs which are reimbursed or financed directly with bond proceeds, including education and general government ($245 million), and the environment ($100 million), offset by a reduction in bond proceeds to reimburse transportation ($200 million) and economic development spending (74). Compared to the Executive Budget estimate, miscellaneous receipts are projected to decrease by $664 million and are attributable primarily to increases in bond-financed spending added by the Legislature for CHIPs and increases in bond proceeds to reimburse transportation spending ($112 million), offset by a reduction in bond proceeds to reimburse the Higher Education Facilities Capital Matching Grants Program that was vetoed ($30 million) and reestimates in bonded education spending ($30 million) also included in this change is a $400 million reduction to reflect reduced receipts based on actual 2003-04 results.

FEDERAL GRANTS

     The $316 million increase in Federal Funds over the prior year reflects increases in Federal support for transportation, and the $24 million increase in Federal Funds compared to the Executive Budget estimate reflects reestimates to Federal support for transportation.

                      CAPITAL PROJECTS FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     ACTUALS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
Transportation                         3,219           3,611            392            12.2%             73
Education                                640             768            128            20.0%            (39)
Parks and Environment                    568             667             99            17.4%             18
Economic Development and Govnt
Oversight                                215             475            260           120.9%           (327)
Mental Health                            297             298              1             0.3%              0
Public Protection                        201             215             14             7.0%              0
Health and Social Welfare                149             128            (21)          -14.1%              0

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     ACTUALS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
General Government/Other                 108             261            153           141.7%              1
Anticipated Underspending                N/A            (400)          (400)          100.0%           (400)
TOTAL DISBURSEMENTS                    5,397           6,023            626            11.6%           (674)
Accounting Adjustment                   (861)         (1,090)          (229)           26.6%            220
FINANCIAL PLAN DISBURSEMENTS           4,536           4,933            397             8.8%           (454)

DISBURSEMENTS

     Compared to 2003-04, total CPFs spending is projected to increase $397 million, or about 9.0 percent, and is primarily attributable to increases in transportation spending for highways and bridges spending ($392 million); environment spending for the State Superfund Program, the EPF, and the Hudson River Park ($99 million); spending for a variety of economic development programs, including Centers of Excellence, Empire Opportunity Fund, Gen*NY*sis, RESTORE and the New Regional Economic Growth Program ($260 million); education spending for SUNY, CUNY, RESCUE, and the Capital Transition Grant Program ($128 million); public protection and mental health spending to support the maintenance and preservation of infrastructure at correctional facilities and institutional and community-based mental health institutions ($15 million); general government spending to support the construction and renovation of State office buildings and $110 million in spending for local public safety answering point equipment upgrades for wireless E-911 service ($110 million); and increased Federal spending for homeland security ($43 million); offset by a $21 million decrease in health and social welfare spending, a $229 million increase in the accounting adjustment primarily attributable to increases in bond-financed spending for economic development programs ($135 million) and CHIPs ($56 million). The almost $1.1 billion accounting adjustment in spending financed with authority bonds reflect capital projects activity for which certain capital spending is not reported by OSC in cash financial statements, although it is reflected in the GAAP Financial Statements. These programs are financed directly from bond proceeds, rather than in the first instance by a short-term loan from the STIP or cash from the General Fund.

     Compared to the Executive Budget estimate, CPF spending is projected to decrease by $454 million which is attributable to $400 million in lower spending based on actual 2003-04 results, increases in spending from legislative adds to the Enacted Budget and reestimates ($84 million), and a decrease in other spending financed with bond proceeds ($138 million). The $84 million increase in spending reflects a $72 million increase in transportation spending from reestimates ($43 million) and legislative adds to CHIPs ($28 million); an $18 million increase in spending for parks and the environment attributable to legislative adds ($20 million) offset by reestimates to spending in parks ($2 million), reestimates to spending for economic development programs and homeland security ($33 million); offset by a $38 million decrease in education, attributable to reestimates to spending for RESCUE ($35 million) and other higher education spending ($43 million), and by the veto of the Higher Education Facilities Capital Matching Grants Program ($30 million).

OTHER FINANCING SOURCES (USES)

              CAPITAL PROJECTS FUNDS OTHER FINANCING SOURCES (USES)
                              (MILLIONS OF DOLLARS)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     RESULTS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
Transfers From Other Funds              254             234            (20)            -7.9%             9
Transfers To Other Funds             (1,028)         (1,124)           (96)             9.3%           (16)
Bond Proceeds                           140             193             53             37.9%            62

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     RESULTS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
NET OTHER FINANCING SOURCES (USES)     (634)           (697)           (63)             9.9%            55

     The $20 million decrease in transfers from other funds from 2003-04 is attributable to a decrease in the transfer from the General Fund to the CPF ($47 million), which supports pay-as-go capital spending in a variety of agencies, and a decrease in the transfer from the Transportation Safety Account to the Dedicated Highway and Bridge Trust Fund ($5 million); offset by transfers from the General Fund to the Hazardous Waste Remedial Transfer Fund ($15 million), from the License Fee Surcharge Account to the Hazardous Waste Remedial Transfer Fund ($14 million), and from the SUNY Dormitory Income Account to the SUNY Dormitory Rehabilitation Fund ($4 million).

     The $96 million increase in CPF transfers to other funds primarily reflect increases in the transfer of receipts from the Dedicated Highway and Bridge Trust Fund to reimburse the General DSF for debt service paid on Dedicated Highway and Bridge Trust Fund and CHIPs bonds ($106 million) and the transfer from the Hazardous Waste Remedial Fund to the General Fund ($27 million); offset by the transfer from the EPF to the General Fund ($46 million). The $53 million increase in bond and note proceeds reflect the receipt of General Obligation CW/CA Bonds to reimburse the CPF for environment spending. The $62 million increase is due to a reestimate of CW/CA spending.

DEBT SERVICE FUNDS

     All tax-financed State debt service on long-term debt and payments on certain lease-purchase or other contractual obligations are paid from DSF. These account for the accumulation of money for, and the payment of principal and interest on, general long-term debt and certificates of participation. Lease purchase payments for SUNY, Health and Mental Hygiene facilities under contractual agreements with public authorities are also paid from funds classified as DSFs. Debt service on highway bonds supported by dedicated highway revenues is also reflected in this fund type. DSF revenue sources include transfers from the General Fund, dedicated taxes and other revenues. In 2004-05 the DSFs Cash Financial Plan projects total receipts of $9.4 billion, total disbursements of $3.9 billion, and net other financing sources (uses) of $5.5 billion, resulting in an operating deficit of $19 million.

     The DSFs are projected to end the 2004-05 fiscal year with a fund balance of $155 million. This balance primarily reflects amounts statutorily and contractually required to be set aside for debt service payments in the next fiscal year, including $89 million in the SUNY Dormitory Income Fund and $40 million in the Mental Health Services Fund.

RECEIPTS

                           DEBT SERVICE FUNDS RECEIPTS
                              (MILLIONS OF DOLLARS)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     ACTUALS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
Taxes                                 8,122           8,754             632             7.8%            90
Miscellaneous Receipts                  810             647            (163)          -20.1%             0
TOTAL RECEIPTS                        8,932           9,401             469             5.3%            90

     Total DSF receipts are projected to be $9.4 billion, an increase of $469 million (5.3 percent) from 2003-04. The annual growth is due to increases in taxes ($632 million) offset by a decrease in miscellaneous receipts ($163 million). Compared to the Executive Budget estimates, projected DSF receipts increased by $89 million, all of which is attributable to increased taxes. These changes are described in more detail below.

TAXES

     The $632 million (7.8 percent) increase in taxes deposited to the DSF from 2003-04 is attributable primarily to growth in dedicated PIT receipts deposited to the RBTF ($475 million) and the growth in sales and use taxes deposited to the Local Government Assistance Tax Fund ($207 million), offset by decreases in real estate transfer taxes deposited to the CW/CA Fund ($49 million). Compared to the Executive Budget estimate, projected taxes deposited to the DSF increased by $89 million, reflecting an increase in the growth of dedicated sales and use tax receipts ($96 million) offset by a modest reduction in dedicated PIT receipts ($7 million).

MISCELLANEOUS RECEIPTS

     The projected decrease in miscellaneous receipts of $163 million (20.1 percent) from 2003-04 is primarily attributable to reduced funding of the Debt Reduction Reserve Fund ($53 million) and reduced miscellaneous receipts from health and mental health patient income ($109 million) and housing ($16 million) programs, offset by modest increases in receipts from SUNY dormitory fees ($15 million). Miscellaneous receipts remain unchanged from the Executive Budget.

DISBURSEMENTS

                        DEBT SERVICE FUNDS DISBURSEMENTS
                              (MILLIONS OF DOLLARS)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     ACTUALS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
General Debt Service Fund             2,751            3,223            472            17.2%            (6)
LGAC                                    296              316             20             6.8%             4
Mental Health                           165              264             99            60.0%             5
All Other                               148              118            (30)          -20.3%            (1)
TOTAL DISBURSEMENTS                   3,360            3,921            561            16.7%             2

     Total disbursements from the DSF are projected to increase from $3.4 billion in 2003-04 to $3.9 billion in 2004-05. The $561 million increase (16.7 percent) is due to growth in debt service costs from previous and planned bond sales offset by savings from debt management efforts, including refundings, and the use of variable rate bonds and interest rate exchange agreements. The $9 million reduction in disbursements from the Executive Budget estimate reflects modest reestimates in projected debt service costs, debt service savings as a result of vetoing the $350 million Higher Education Facilities Capital Matching Grant Program, offset by an increase in debt service costs for the $35 million added to CHIPs.

GENERAL DEBT SERVICE FUND

     Spending from the General DSF is projected to increase by $472 million (17.2 percent) from 2003-04 and reflects an increase in the transfer from the General Fund and other funds to support the debt service on bonds for various capital programs including corrections, SUNY and CUNY, MTA transportation, housing, and environmental ($284 million), spending from the RBTF to support debt service on State PIT Revenue Bonds ($143 million), and spending for debt service supported by dedicated sources of taxes and fees from the Dedicated Highway and Bridge Trust Fund ($45 million).

LGAC

     The Local Government Assistance Tax Fund is projected to receive $2.5 billion in 2004-05 from the dedicated one-cent statewide sales tax. Debt service costs on LGAC bonds are projected at $316 million in 2004-05, an increase of $20 million (6.8 percent) from the prior year. These payments reflect LGAC debt service requirements only, and do not reflect any local aid payments to New York City after these debt service obligations are met, which are reflected in the local assistance portion of the budget.

MENTAL HEALTH

     Patient revenues of $2.6 billion deposited to the Mental Health Services Fund will satisfy debt service obligations of $264 million in 2004-05. Debt service and related costs for this program are projected to increase by $99 million (60.0 percent) from 2003-04 actuals. This increase is primarily due to significant savings achieved during the 2003-04 fiscal year from refundings.

ALL OTHER

     All other reflects debt service spending from the Health Income Fund, Housing Debt Fund, SUNY Dormitory Income Fund, and the Debt Reduction Reserve Fund. The $30 million decrease in spending from 2003-04 is attributable to the spend out of Debt Reduction Reserve Fund moneys in 2003-04 ($53 million) and modest declines in debt service spending for housing and health ($9 million), offset by an increase in debt service for SUNY dormitory bonds ($32 million).

                DEBT SERVICE FUNDS OTHER FINANCING SOURCES (USES)
                              (MILLIONS OF DOLLARS)

                                                                                                      CHANGE
                                     2003-04         2004-05         ANNUAL $        ANNUAL %        FROM 30-
                                     RESULTS         ENACTED          CHANGE          CHANGE           DAY
---------------------------------------------------------------------------------------------------------------
Transfers From Other Funds             4,794           5,234            440            9.2%              (2)
Transfers To Other Funds             (10,349)        (10,733)          (384)           3.7%            (103)
NET OTHER FINANCING SOURCES           (5,555)         (5,499)            56           -1.0%            (105)

OTHER FINANCING SOURCES (USES)

     The $440 million (9.2 percent) increase in Transfers from Other Funds from 2003-04 reflects increases in transfers from the General Fund and various other dedicated funds, including the Dedicated Highway and Bridge Trust Fund and the Centralized Services Fund, to the General DSF ($365 million); transfers from the Federal Health and Human Services SRFs to the Mental Health DSF ($101 million); and a net reduction in all other transfers of $26 million. Compared to the Executive Budget estimate, Transfers from Other Funds declined by $2 million.

     The $384 million (3.7 percent) increase in Transfers to Other Funds from 2003-04 primarily reflects the excess beyond the debt service due on State PIT Revenue Bonds from the RBTF ($368 million) and the Local Government Assistance Tax Fund ($187 million), offset by decreases in transfers in excess of debt service to SRFs from Mental Health and the Health DSF ($114 million), to the General Fund from the Clean Water DSF ($61 million), and modest changes in other transfers ($3 million). Transfers to Other Funds increased by $103 million from the Executive Budget estimates due to higher sales tax revenues from the LGAC Fund ($98 million).

HEALTH CARE REFORM ACT FINANCIAL PLAN

     In accordance with Chapters 62 and 686 of the Laws of 2003, the following provides the Financial Plan information regarding the HCRA receipts and disbursements for 2004-05. Readers should refer to the Financial Plan of the 2004-05 Executive Budget - Appendix II for more detailed information.

OVERVIEW

     HCRA was established in 1996 to improve the fiscal health of hospitals and ensure that affordable and quality health care coverage was available to all New Yorkers. Subsequent extensions and modifications of the legislation have initiated new health care programs and provided additional funding for workforce recruitment and training. HCRA legislation expires on June 30, 2005.

     The 2004-05 Executive Budget included a series of cost savings actions that were expected to produce a State Financial Plan benefit of more than $240 million in 2004-05. These proposals included reducing the cost of the EPIC Program, realigning FHP coverage consistent with private insurance policies, maximizing the use of Medicaid dollars in the financing of Graduate Medical Education costs, and eliminating unnecessary insurance pilot programs. With the exception of the Graduate Medical Education initiative, the Legislature rejected the majority of these cost savings actions. HCRA balances were not negatively impacted since the Legislature directed General Fund resources to HCRA to offset the loss of savings from the rejected actions. The Legislature also added an additional $21 million in HCRA spending in 2004-05.

     The Legislature also failed to enact legislation authorizing additional insurance industry conversions resulting in the loss of $400 million in anticipated receipts in the first quarter of 2005-06. The absence of this legislation may also increase the risk that certain assumed Empire Conversion proceeds may not become available, which could trigger HCRA's General Fund Tobacco Revenue guarantee, as authorized pursuant to Chapters 62 and 686 of the Laws of 2003.

HCRA RECEIPTS

     HCRA receipts are primarily collected in the Public Goods Pool and in the Tobacco Control and Insurance Initiatives Pool. Receipts include surcharges and assessments on hospital revenues, a covered lives assessment paid by insurance carriers, a portion of cigarette tax revenues, proceeds from insurance company conversions, Federal revenues received with the renewal of the State's Medicaid managed care waiver, and Federal relief associated with the World Trade Center disaster.

                                  HCRA RECEIPTS
                                     2004-05
                              (MILLION OF DOLLARS)

PUBLIC GOODS POOL:                                                         2,632
--------------------------------------------------------------------------------
Surcharges                                                                 1,493
Covered Lives Assessment                                                     703
Hospital Assessment (1 percent)                                              217
Federal Funds/Other                                                          219

TOBACCO CONTROL AND INSURANCE INITIATIVES POOL:                            2,200
--------------------------------------------------------------------------------
Empire Conversion Proceeds                                                 1,217
Cigarette Tax                                                                693
Federal Funds                                                                290
Total Receipts                                                             4,832

     Total receipts, estimated at $4.8 billion in 2004-05, are primarily comprised of surcharges ($1.5 billion), Empire conversion proceeds ($1.2 billion), covered lives assessment ($703 million), cigarette taxes ($693 million), Federal funds ($509 million), and hospital assessments of 1 percent ($217 million). Since the Executive Budget projections, HCRA receipt estimates have increased by $398 million, which reflects an additional $200 million in Empire Conversion proceeds and greater than anticipated HCRA surcharge receipts.

HCRA DISBURSEMENTS

                               HCRA DISBURSEMENTS
                                     2004-05
                              (MILLION OF DOLLARS)

Medicaid/Public Health Support                                             1,067
Hospital Indigent Care                                                       826
EPIC                                                                         494
Graduate Medical Education                                                   383
FHP                                                                          381
CHP                                                                          375
Workforce Recruitment/Retention                                              329
All Other                                                                    617
Total Disbursements                                                        4,472

     Total disbursements of nearly $4.5 billion are projected in 2004-05, an increase of $107 million since the Executive Budget projections, largely attributed to $200 million in increased transfers to Medicaid assumed in the Enacted Budget offset by spending revisions in various programs based on prior year results and current year experience.

     Roughly three-quarters of HCRA disbursements are appropriated in the State Budget, and are reflected in the financial plan estimates earlier in this Report. The largest "on-budget" program spending includes transfers to accommodate various Medicaid and public health costs ($1.1 billion), hospital indigent care ($826 million), EPIC ($494 million); FHP ($381 million); CHP ($375 million); provider workforce recruitment and retention funds paid through Medicaid rates ($329 million), and roughly $100 million of all other program spending primarily for mental health expansion programs. The remaining spending that is not included in the State Budget comprises Graduate Medical Education ($383 million) and roughly $500 million for various other program spending (including Roswell subsidy payments, excess medical malpractice, programs serving the uninsured, and anti-tobacco programs).

     The cash balance is projected to be $790 million at the end of 2004-05, declining to approximately $165 million on June 30, 2005 when the HCRA statute expires.

THE STATE'S FUND STRUCTURE

     The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the CPF), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

     The State Constitution requires the Governor to submit an Executive Budget that is balanced in the General Fund which receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Governmental Funds, which includes State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes:

     The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

     SRFs, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

     CPFs, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and DSFs, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

     Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments, State Operations). Activity in these Financial Plan categories is described in greater detail later in this Overview. Summary charts display the annual change for each category of the Financial Plan, and a narrative explanation of major changes follows each chart.

     The following tables summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2003-04 through 2006-07 fiscal years.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2003-2004 AND 2004-2005
                              (MILLIONS OF DOLLARS)

                                                         2003-2004    2004-2005
                                                            ACTUAL      ENACTED       CHANGE
                                                        ----------   ----------   ----------
OPENING FUND BALANCE                                           815        1,077          262
                                                        ==========   ==========   ==========

RECEIPTS:

Taxes:
   Personal income tax                                      15,744       18,490        2,716
   User taxes and fees                                       7,979        8,679          700
   Business taxes                                            3,413        3,714          301
   Other taxes                                                 768          764           (4)
Miscellaneous receipts (1)                                   5,917        2,438       (3,479)
Federal Grants (1)                                             654            0         (654)
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                5,244        5,612          368
   Sales tax in excess of LGAC debt service                  1,971        2,158          187
   Real estate taxes in excess of CW/CA debt service           307          246          (61)
   All other                                                   300          554          254
                                                        ----------   ----------   ----------
   TOTAL RECEIPTS                                           42,327       42,655          328
                                                        ==========   ==========   ==========

DISBURSEMENTS:
Grants to local governments                                 29,246       29,392          146
State operations                                             7,093        7,501          408
General State charges                                        3,247        3,671          424
Transfers to other funds:
   Debt service                                              1,474        1,737          263
   Capital projects                                            229          196          (33)
   Other purposes                                              776          542         (234)
                                                        ----------   ----------   ----------
   TOTAL DISBURSEMENTS                                      42,065       43,039          974
                                                        ==========   ==========   ==========

FISCAL MANAGEMENT PLAN                                           0          434          434
                                                        ==========   ==========   ==========

CHANGE IN FUND BALANCE                                         262           50         (212)
                                                        ==========   ==========   ==========

CLOSING FUND BALANCE                                         1,077        1,127           50
                                                        ==========   ==========   ==========

Tax Stabilization Reserve Fund                                 794          794            0
Contingency Reserve Fund                                        21           21            0
Community Projects Fund                                        262          312           50

(1) Actuals reflect amounts published in Comptroller's Cash Basis Report for 2003-04.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                            30-DAY       CHANGE      ENACTED
                                                        ----------   ----------   ----------
OPENING FUND BALANCE                                         1,014           63        1,077
                                                        ==========   ==========   ==========

RECEIPTS:

Taxes:
   Personal income tax                                      18,501          (11)      18,490
   User taxes and fees                                       8,382          297        8,679
   Business taxes                                            3,709            5        3,714
   Other taxes                                                 762            2          764
Miscellaneous receipts                                       2,087          351        2,438
Transfers from other funds:
   PIT in excess of Revenue Bond debt service                5,622          (10)       5,612
   Sales tax in excess of LGAC debt service                  2,061           97        2,158
   Real estate taxes in excess of CW/CA debt service           246            0          246
   All other                                                   476           78          554
                                                        ----------   ----------   ----------
   TOTAL RECEIPTS                                           41,846          809       42,655
                                                        ==========   ==========   ==========

DISBURSEMENTS:
Grants to local governments                                 28,471          921       29,392
State operations                                             7,251          250        7,501
General State charges                                        3,652           19        3,671
Transfers to other funds:
   Debt service                                              1,748          (11)       1,737
   Capital projects                                            187            9          196
   Other purposes                                              587          (45)         542
                                                        ----------   ----------   ----------
   TOTAL DISBURSEMENTS                                      41,896        1,143       43,039
                                                        ==========   ==========   ==========

FISCAL MANAGEMENT PLAN                                           0          434          434
                                                        ==========   ==========   ==========

CHANGE IN FUND BALANCE                                         (50)         100           50
                                                        ==========   ==========   ==========

CLOSING FUND BALANCE                                           964          163        1,127
                                                        ==========   ==========   ==========

Tax Stabilization Reserve Fund                                 794            0          794
Contingency Reserve Fund                                        20            1           21
Community Projects Fund                                        150          162          312

----------
Source: NYS DOB

                                    CASHFLOW
                                  GENERAL FUND
                                    2004-2005
                              (DOLLARS IN MILLIONS)

                                       2004
                                      APRIL          MAY          JUNE         JULY        AUGUST    SEPTEMBER       OCTOBER
                                 ----------   ----------    ----------   ----------    ----------   ----------    ----------
OPENING FUND BALANCE                  1,077        3,842         1,227        1,865         1,740        2,462         2,166
                                 ==========   ==========    ==========   ==========    ==========   ==========    ==========

RECEIPTS:
   Taxes
     Personal income tax              3,851          526         1,945        1,215         1,338        1,764           554
     Sales Tax                          626          576           857          622           600          825           593
     User taxes and fees                 79           41            52           62            53           57            53
     Business taxes                     148           (9)          727           91            60          745            52
     Other taxes                         68           50            79           60            49           61            65
   Miscellaneous receipts                70           68           319          245           122          165           176
   Transfers from other funds
     Revenue Bond Fund                  875          158           648          405           379          602           184
     LGAC                               181           33             0            0           787          178           180
     Clean Water/Clean Air               52           26            77           23            66            0             0
     All Other Transfers                  4            0             0            6             1          220             1
                                 ----------   ----------    ----------   ----------    ----------   ----------    ----------

     TOTAL RECEIPTS                   5,954        1,469         4,704        2,729         3,455        4,617         1,858
                                 ==========   ==========    ==========   ==========    ==========   ==========    ==========

DISBURSEMENTS:
   Grants to local governments        1,621        3,089         2,805        1,669         1,694        2,822         1,454
   State operations                     837          708           790          795           601          740           513
   General State charges                423          179           214          268           306          958           256
   Transfers to other funds
     Debt Service                       211           45           220           50            34          326            51
     Capital Projects                     1           46            23           56            31           48            19
     All Other Transfers                 96           17            14           16            67           19           146
                                 ----------   ----------    ----------   ----------    ----------   ----------    ----------
                                                                                              143
     TOTAL DISBURSEMENTS              3,189        4,084         4,066        2,854         2,733        4,913         2,439
                                 ==========   ==========    ==========   ==========    ==========   ==========    ==========

FISCAL MANAGEMENT PLAN                    0            0             0            0             0            0             0
                                 ==========   ==========    ==========   ==========    ==========   ==========    ==========

EXCESS (DEFICIENCY) OF RECEIPTS
     OVER DISBURSEMENTS               2,765       (2,615)          638         (125)          722         (296)         (581)
                                 ----------   ----------    ----------   ----------    ----------   ----------    ----------

CLOSING FUND BALANCE                  3,842        1,227         1,865        1,740         2,462        2,166         1,585
                                 ==========   ==========    ==========   ==========    ==========   ==========    ==========

                                                                  2005
                                   NOVEMBER     DECEMBER       JANUARY     FEBRUARY         MARCH        TOTAL
                                 ----------   ----------    ----------   ----------    ----------   ----------
OPENING FUND BALANCE                  1,585        1,004         1,325        4,731         5,437        1,077
                                 ==========   ==========    ==========   ==========    ==========   ==========

RECEIPTS:
   Taxes
     Personal income tax                569        1,270         3,065        1,831           562       18,490
     Sales Tax                          586          875           621          505           732        8,018
     User taxes and fees                 52           59            59           47            47          661
     Business taxes                      12          753            37           18         1,080        3,714
     Other taxes                         63           72            64           67            66          764
   Miscellaneous receipts               194          467           172          168           272        2,438
   Transfers from other funds
     Revenue Bond Fund                   71          424         1,021          416           429        5,612
     LGAC                               176          263           194            3           163        2,158
     Clean Water/Clean Air                4           (2)            0            1            (1)         246
     All Other Transfers                  1           44             1            1           275          554
                                 ----------   ----------    ----------   ----------    ----------   ----------

     TOTAL RECEIPTS                   1,728        4,225         5,234        3,057         3,625       42,655
                                 ==========   ==========    ==========   ==========    ==========   ==========

DISBURSEMENTS:
   Grants to local governments        1,422        2,313         1,182        1,869         7,452       29,392
   State operations                     597          819           528          316           257        7,501
   General State charges                148          243           268          161           247        3,671
   Transfers to other funds
     Debt Service                       174          353            14           28           231        1,737
     Capital Projects                    30          237          (106)          43          (232)         196
     All Other Transfers                 18           19            22           14            94          542
                                 ----------   ----------    ----------   ----------    ----------   ----------

     TOTAL DISBURSEMENTS              2,389        3,984         1,908        2,431         8,049       43,039
                                 ==========   ==========    ==========   ==========    ==========   ==========

FISCAL MANAGEMENT PLAN                   80           80            80           80           114          434
                                 ==========   ==========    ==========   ==========    ==========   ==========

EXCESS (DEFICIENCY) OF RECEIPTS
     OVER DISBURSEMENTS                (581)         321         3,406          706        (4,310)          50
                                 ----------   ----------    ----------   ----------    ----------   ----------

CLOSING FUND BALANCE                  1,004        1,325         4,731        5,437         1,127        1,127
                                 ==========   ==========    ==========   ==========    ==========   ==========

----------
NOTE: APRIL THROUGH JULY CASHFLOW IS BASED ON ACTUAL EXPERIENCE, AUGUST REFLECTS PRELIMINARY RESULTS AND THE REMAINING MONTHS ARE PROJECTIONS.
Source: NYS DOB

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                           SPECIAL      CAPITAL         DEBT
                                             GENERAL       REVENUE      PROJECTS       SERVICE       (MEMO)
                                              FUND          FUNDS         FUNDS         FUNDS        TOTAL
                                           ----------    ----------    ----------    ----------    ----------
OPENING FUND BALANCE                            1,077         1,703          (336)          174         2,618
                                           ==========    ==========    ==========    ==========    ==========

RECEIPTS:
Taxes                                          31,647         4,758         1,795         8,754        46,954
Miscellaneous receipts                          2,438        11,126         1,987           647        16,198
Federal grants                                      0             1             0             0             1
                                           ----------    ----------    ----------    ----------    ----------
   TOTAL RECEIPTS                              34,085        15,885         3,782         9,401        63,153
                                           ==========    ==========    ==========    ==========    ==========

DISBURSEMENTS:
Grants to local governments                    29,392        11,336         1,002             0        41,730
State operations                                7,501         4,919             0            22        12,442
General State charges                           3,671           479             0             0         4,150
Debt service                                        0             0             0         3,899         3,899
Capital projects                                    0             1         2,071             0         2,072
                                           ----------    ----------    ----------    ----------    ----------
   TOTAL DISBURSEMENTS                         40,564        16,735         3,073         3,921        64,293
                                           ==========    ==========    ==========    ==========    ==========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                      8,570           961           234         5,234        14,999
Transfers to other funds                       (2,475)         (406)       (1,115)      (10,733)      (14,729)
Bond and note proceeds                              0             0           193             0           193
                                           ----------    ----------    ----------    ----------    ----------
   NET OTHER FINANCING SOURCES (USES)           6,095           555          (688)       (5,499)          463
                                           ==========    ==========    ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                            434             0             0             0           434
                                           ==========    ==========    ==========    ==========    ==========

CHANGE IN FUND BALANCE                             50          (295)           21           (19)         (243)
                                           ==========    ==========    ==========    ==========    ==========

CLOSING FUND BALANCE                            1,127         1,408          (315)          155         2,375
                                           ==========    ==========    ==========    ==========    ==========

----------
Source: NYS DOB

                               CASH FINANCIAL PLAN
                              ALL GOVERNMENT FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                           SPECIAL      CAPITAL         DEBT
                                             GENERAL       REVENUE      PROJECTS       SERVICE       (MEMO)
                                              FUND          FUNDS        FUNDS          FUNDS        TOTAL
                                           ----------    ----------    ----------    ----------    ----------
OPENING FUND BALANCE                            1,077         2,183          (489)          174         2,945
                                           ==========    ==========    ==========    ==========    ==========

RECEIPTS:
Taxes                                          31,647         4,758         1,795         8,754        46,954
Miscellaneous receipts                          2,438        11,126         1,987           647        16,328
Federal grants                                      0        34,972         1,864             0        36,836
                                           ----------    ----------    ----------    ----------    ----------
   TOTAL RECEIPTS                              34,085        50,986         5,646         9,401       100,118
                                           ==========    ==========    ==========    ==========    ==========

DISBURSEMENTS:
Grants to local governments                    29,392        42,895         1,220             0        73,507
State operations                                7,501         8,207             0            22        15,730
General State charges                           3,671           686             0             0         4,357
Debt service                                        0             0             0         3,899         3,899
Capital projects                                    0             1         3,713             0         3,714
                                           ----------    ----------    ----------    ----------    ----------
   TOTAL DISBURSEMENTS                         40,564        51,789         4,933         3,921       101,207
                                           ==========    ==========    ==========    ==========    ==========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                      8,570         3,137           234         5,234        17,175
Transfers to other funds                       (2,475)       (2,891)       (1,124)      (10,733)      (17,223)
Bond and note proceeds                              0             0           193             0           193
                                           ----------    ----------    ----------    ----------    ----------
   NET OTHER FINANCING SOURCES (USES)           6,095           246          (697)       (5,499)          145
                                           ==========    ==========    ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                            434             0             0             0           434
                                           ==========    ==========    ==========    ==========    ==========

CHANGE IN FUND BALANCE                             50          (557)           16           (19)         (510)
                                           ==========    ==========    ==========    ==========    ==========

CLOSING FUND BALANCE                            1,127         1,626          (473)          155         2,435
                                           ==========    ==========    ==========    ==========    ==========

----------
   Source:  NYS DOB

                         CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENTAL FUNDS
                             (THOUSANDS OF DOLLARS)

                                                                 2003-2004       2004-2005        ANNUAL
                                                                  ACTUAL          ENACTED         CHANGE
                                                               -------------   -------------   -------------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                                65,436          88,992          23,556
Alcoholic Beverage Control                                            10,558          10,220            (338)
Banking Department                                                    55,868          60,221           4,353
Consumer Protection Board                                              3,113           2,465            (648)
Economic Development, Department of                                   29,122         345,557         306,435
Empire State Development Corporation                                      50          65,975          65,925
Energy Research and Development Authority                             29,557          26,123          (3,434)
Housing Finance Agency                                                     0               0               0
Housing and Community Renewal, Division of                           248,348         219,674         (28,674)
Insurance Department                                                 105,913         128,217          22,304
Olympic Regional Development Authority                                 7,575           7,750             175
Public Service, Department of                                         47,080          57,429          10,349
Science, Technology and Academic Research, Office of                  35,584          80,170          44,586
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                                  648,204       1,092,793         444,589
                                                               -------------   -------------   -------------

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                                 4,207           4,523             316
Environmental Conservation, Department of                            820,901         901,821          80,920
Environmental Facilities Corporation                                   6,788          12,416           5,628
Parks, Recreation and Historic Preservation, Office of               194,993         228,028          33,035
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                                1,026,889       1,146,788         119,899
                                                               -------------   -------------   -------------

TRANSPORTATION
Motor Vehicles, Department of                                        203,748         217,695          13,947
Thruway Authority                                                      2,865           4,000           1,135
Transportation, Department of                                      4,610,012       5,334,101         724,089
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                                4,816,625       5,555,796         739,171
                                                               -------------   -------------   -------------

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                      1,213           4,044           2,831
Aging, Office for the                                                177,333         171,228          (6,105)
Children and Families, Council on                                        470               0            (470)
Children and Family Services, Office of                            3,364,763       3,092,522        (272,241)
Health, Department of                                             31,480,929      33,478,337       1,997,408
                                                               -------------   -------------   -------------
   MEDICAL ASSISTANCE                                             27,561,478      29,300,766       1,739,288
   MEDICAID ADMINISTRATION                                           578,628         542,400         (36,228)
   ALL OTHER                                                       3,340,823       3,635,171         294,348
Human Rights, Division of                                             14,067          14,884             817
Labor, Department of                                                 879,965         766,602        (113,363)
Prevention of Domestic Violence, Office of                             2,063           1,602            (461)

                                                                 2003-2004       2004-2005        ANNUAL
                                                                   ACTUAL         ENACTED         CHANGE
                                                               -------------   -------------   -------------
HEALTH AND SOCIAL WELFARE (CONTINUED)
Temporary and Disability Assistance, Office of                     4,177,608       4,455,899         278,291
                                                               -------------   -------------   -------------
    WELFARE ASSISTANCE                                             2,868,220       3,124,959         256,739
    WELFARE ADMINISTRATION                                           339,924         341,133           1,209
    ALL OTHER                                                        969,464         989,807          20,343
Welfare Inspector General, Office of                                     892           1,083             191
Workers' Compensation Board                                          130,832         145,860          15,028
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                               40,230,135      42,132,061       1,901,926
                                                               -------------   -------------   -------------

MENTAL HEALTH
Mental Health, Office of                                           2,048,760       2,172,437         123,677
Mental Retardation and Development Disabilities, Office of         2,609,153       2,820,865         211,712
Alcohol and Substance Abuse Services, Office of                      471,437         478,649           7,212
Developmental Disabilities Planning Council                            3,270           3,730             460
Quality of Care for the Mentally Disabled, Commission on               9,722          11,200           1,478
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                                5,142,342       5,486,881         344,539
                                                               -------------   -------------   -------------

PUBLIC PROTECTION
Capital Defenders Office                                              12,519          12,519               0
Correction, Commission of                                              2,503           2,427             (76)
Correctional Services, Department of                               2,127,272       2,140,898          13,626
Crime Victims Board                                                   60,392          61,858           1,466
Criminal Justice Services, Division of                               305,713         304,234          (1,479)
Investigation, Temporary State Commission of                           3,071           3,426             355
Judicial Commissions                                                   2,298           2,542             244
Military and Naval Affairs, Division of (1)                        1,630,324       1,840,922         210,598
Parole, Division of                                                  188,005         175,903         (12,102)
Probation and Correctional Alternatives, Division of                  76,114          75,480            (634)
Public Security, Office of                                             7,737          11,929           4,192
State Police, Division of                                            486,640         489,083           2,443
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                                4,902,588       5,121,221         218,633
                                                               -------------   -------------   -------------

EDUCATION
Arts, Council on the                                                  45,949          45,789            (160)
City University of New York                                          830,448       1,134,572         304,124
Education, Department of                                          21,603,046      22,694,716       1,091,670
                                                              -------------   -------------   -------------
    SCHOOL AID                                                    15,414,132      16,375,841         961,709
    STAR PROPERTY TAX RELIEF                                       2,819,455       3,018,000         198,545
    HANDICAPPED                                                    1,320,140       1,432,976         112,836
    ALL OTHER                                                      2,049,319       1,867,899        (181,420)
Higher Education Services Corporation                                872,380       1,014,996         142,616
State University Construction Fund                                     8,184           9,402           1,218
State University of New York                                       4,337,870       4,634,189         296,319
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                               27,697,877      29,533,664       1,835,787
                                                               -------------   -------------   -------------

                                                                 2003-2004       2004-2005        ANNUAL
                                                                  ACTUAL          ENACTED         CHANGE
                                                               -------------   -------------   -------------
GENERAL GOVERNMENT
Audit and Control, Department of                                     148,963         176,815          27,852
Budget, Division of the                                               28,955          39,786          10,831
Civil Service, Department of                                          20,148          21,652           1,504
Elections, State Board of                                              3,356           6,616           3,260
Employee Relations, Office of                                          3,298           3,550             252
Executive Chamber                                                     12,458          14,916           2,458
General Services, Office of                                          200,234         213,756          13,522
Inspector General, Office of                                           5,194           5,441             247
Law, Department of                                                   149,095         170,823          21,728
Lieutenant Governor, Office of the                                       358             458             100
Lottery, Division of                                                 159,224         159,651             427
Public Employment Relations Board                                      3,262           3,472             210
Racing and Wagering Board, State                                      13,734          14,832           1,098
Real Property Services, Office of                                     43,472          53,800          10,328
Regulatory Reform, Governor's Office of                                3,227           3,375             148
State, Department of                                                 125,628         234,589         108,961
Tax Appeals, Division of                                               2,676           2,718              42
Taxation and Finance, Department of                                  344,957         338,027          (6,930)
Technology, Office for                                                32,737          19,897         (12,840)
TSC Lobbying                                                           1,044           1,325             281
Veterans Affairs, Division of                                         10,953          12,517           1,564
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                                1,312,973       1,498,016         185,043
                                                               -------------   -------------   -------------

ALL OTHER CATEGORIES
Legislature                                                          202,252         201,629            (623)
Judiciary (excluding fringe benefits)                              1,431,275       1,508,013          76,738
Homeland Security                                                     15,676         141,974         126,298
Local Government Assistance                                          823,952         802,661         (21,291)
Long-Term Debt Service                                             3,351,303       3,898,993         547,690
General State Charges/Miscellaneous                                3,824,451       4,176,765         352,314
Capital Accounting Adjustment (2)                                          0      (1,090,000)     (1,090,000)
One-time Payment Deferrals (3)                                     1,900,000               0      (1,900,000)
                                                               -------------   -------------   -------------
   FUNCTIONAL TOTAL                                               11,548,909       9,640,035      (1,908,874)
                                                               -------------   -------------   -------------

TOTAL ALL GOVERNMENTAL FUNDS SPENDING                             97,326,542     101,207,255       3,880,713
                                                               =============   =============   =============

NOTE 1: PROJECTED INCLUDES $1.7 BILLION IN WORLD TRADE CENTER SPENDING THAT WILL BE REFLECTED IN VARIOUS AGENCIES AT YEAR END.

NOTE 2: PROJECTED 2004-05 SPENDING BY FUNCTION HAS BEEN ADJUSTED TO INCLUDE CERTAIN OFF-BUDGET CAPITAL PROJECTS SPENDING, HOWEVER IT IS EXCLUDED FROM TOTAL PROJECTED SPENDING. THIS SPENDING IS NOT INCLUDED IN ACTUAL CASH RESULTS BY THE STATE COMPTROLLER ON A CASH BASIS BUT IS REFLECTED ON A GAAP BASIS.

NOTE 3: TO PROVIDE A COMPARABLE ANNUAL CHANGE BY FUNCTION, SPENDING BY FUNCTION HAS BEEN ADJUSTED FOR $1.9 BILLION IN ONE-TIME PAYMENT DEFERRALS FROM 2002-03 TO 2003-04. THE PAYMENT DEFERRALS ARE SHOWN IN AGGREGATE AND WERE DETAILED MOST RECENTLY IN THE 2003-04 YEAR-END REPORT.

SPECIAL CONSIDERATIONS

     Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the section entitled "Economics and Demographics," in this AIS.

     Based on current projections, the 2004-05 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. DOB expects to incorporate the fiscal management plan into the Financial Plan projections in the Mid-Year Update to the Financial Plan, planned for October 2004.

     As of the close of 2003-04, balances in the State's principal reserves to guard against unbudgeted risks totaled $815 million. The reserves include $794 million in the Tax Stabilization Reserve Fund and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the Fund will reach its statutory maximum balance of 2 percent or $840 million with the next annual deposit.

     Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

FEDERAL ISSUES

     The Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the Federal government will fully reimburse these costs.

     In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

     An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                     UPDATE TO ANNUAL INFORMATION STATEMENT
                             (AIS) STATE OF NEW YORK

                                November 16, 2004

     This quarterly update (the "Update") to the AIS of the State of New York is dated November 16, 2004 and contains information only through that date. It is the first quarterly update to the AIS of the State of New York dated September 19, 2004. The information in this Update is organized into three parts.

     PART I contains information on the State's Financial Plan projections. In
Part I, readers will find: (a) EXTRACTS from the Mid-Year Update to the 2004-05 Financial Plan (the "Mid- Year Update") issued by the Division of the Budget
(DOB) on November 1, 2004 and (b) a discussion of special considerations that may affect the State's Financial Plan projections.

     PART II includes a summary of the State's updated Five-Year Capital Program and Financing Plan that DOB issued on November 15, 2004, and updates on other debt-related matters. The full Capital Program and Financing Plan for the 2004-05 through 2008-09 fiscal years is incorporated by reference, and is available from DOB at the address below.

     PART III updates information related to certain litigation against the State. Information relating to litigation is furnished by the State Office of the Attorney General.

     The State plans to issue updates to the AIS on a quarterly basis and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this Update with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC) has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this Update may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. The Basic Financial Statements for the 2003-04 fiscal year issued in July 2004 may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

USAGE NOTICE

     This Update has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of the State and certain other issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

     An informational copy of this Update is available on the DOB website (www.budget.state.ny.us). The availability of this Update in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the Update on this website is NOT intended as a republication of the information therein on any date subsequent to its release date.

     NEITHER THIS UPDATE NOR ANY PORTION THEREOF MAY BE INCLUDED IN A PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT, OR INCORPORATED BY REFERENCE IN AN OFFICIAL STATEMENT UNLESS (i) DOB HAS EXPRESSLY CONSENTED THERETO FOLLOWING A WRITTEN REQUEST TO THE STATE OF NEW YORK, DIVISION OF THE

BUDGET, STATE CAPITOL, ALBANY, NY 12224 AND (ii) A CDA RELATING TO THE SERIES OF BONDS OR NOTES DESCRIBED IN SUCH PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT HAS BEEN AGREED TO BE EXECUTED BY DOB. ANY SUCH USE, OR INCORPORATION BY REFERENCE, OF THIS UPDATE OR ANY PORTION THEREOF IN A PRELIMINARY OFFICIAL STATEMENT, OFFICIAL STATEMENT, OR OTHER OFFERING DOCUMENT OR INCORPORATION BY REFERENCE IN ANY OFFICIAL STATEMENT OR OTHER OFFERING DOCUMENT WITHOUT SUCH CONSENT AND AGREEMENT BY DOB TO EXECUTE A CDA IS UNAUTHORIZED AND THE STATE EXPRESSLY DISCLAIMS ANY RESPONSIBILITY WITH RESPECT TO THE INCLUSION, INTENDED USE, AND UPDATING OF THIS UPDATE IF SO MISUSED.

                                     PART I

MID-YEAR UPDATE TO THE 2004-05 FINANCIAL PLAN

     DOB PREPARED THE EXTRACTS OF THE MID-YEAR UPDATE SET FORTH BELOW. THE MID-YEAR UPDATE CONTAINS ESTIMATES AND PROJECTIONS OF FUTURE RESULTS THAT SHOULD NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND NATION AND POTENTIAL LITIGATION CONCERNING ACTIONS BY THE STATE LEGISLATURE IN ENACTING THE 2004-05 BUDGET. THERE CAN BE NO ASSURANCE THAT ACTUAL RESULTS WILL NOT DIFFER MATERIALLY AND ADVERSELY FROM THE ESTIMATES AND PROJECTIONS CONTAINED HEREIN.

INTRODUCTION

     This Mid-Year Update is submitted pursuant to Section 23 of the State Finance Law. In this Mid-Year Update readers will find:

          - An explanation of the mid-year revisions to the 2004-05 Enacted Budget Financial Plan and updated gap projections for 2005-06 and 2006-07;

          - A revised forecast for the national and State economies that supports the current Financial Plan projections;

          -    Monthly General Fund cash flow projections for 2004-05;

          -    A discussion of Financial Plan reserves and risks;

          - Updated 2004-05 receipts and disbursements estimates under the Health Care Reform Act (HCRA); and,

          - Updated information on the State's debt outstanding and debt service caps, as well as the State's variable rate debt levels.

     Financial Plan tables summarizing (a) the General Fund, State Funds, and All Governmental Funds Cash-basis Financial Plans, (b) the monthly General Fund cash flow, (c) he quarterly HCRA cash flow, and (d) General Fund, State Funds, and All Governmental Funds spending by function appear at the end of this Mid-Year Update.

     The Enacted Budget estimates cited in this Mid-Year Update were published in DOB's report, "2004-05 Enacted Budget Report," issued on September 14, 2004.

     Both this Mid-Year Update and the Enacted Budget Report are available on-line at www.budget.state.ny.us or by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705.

GENERAL FUND SUMMARY

     On September 14, 2004, DOB issued the Enacted Budget Report for the 2004-05 fiscal year. DOB projected General Fund receipts of $42.7 billion, General Fund disbursements of $43.0 billion, and a change of $50 million in fund balances, resulting in a potential imbalance of $434 million in the General Fund in 2004-05. The projections reflected the impact of the Governor's vetoes of certain legislative additions to the Executive Budget, valued at roughly $235 million of savings in the current fiscal year. To fully eliminate the current-year imbalance and help reduce the projected budget gaps of $5 billion to $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, DOB began preparation of a Fiscal Management Plan (FMP) in cooperation with State agencies.

     DOB now projects that General Fund receipts will total $43.0 billion in 2004-05, an increase of $359 million from the Enacted Budget estimate. Disbursements are now projected to total $43.2 billion, an increase of $215 million. The revisions to revenue and spending, which are based upon results to date and a revised economic outlook, are explained in more detail later in this Mid-Year Update. The most significant changes include upward revisions to the personal income tax (PIT) and the real estate transfer taxes, offset by higher costs for Medicaid and the Department of Correctional Services.

     The net impact of revenue and spending revisions leaves a potential current year imbalance of $290 million that DOB plans to close through the FMP. To date, the FMP has generated $66 million in administrative savings. The DOB will continue to work with agencies to develop administrative and legislative actions to achieve the remaining $224 million of savings needed to balance the 2004-05 budget and to begin to reduce the outyear gaps. In addition to the expected FMP savings, the Financial Plan also assumes that Empire conversion resources will be available by the end of this fiscal year to avoid additional General Fund costs in the range of $200 million to $400 million in 2004-05 (the risks surrounding the conversion proceeds are described later in this Mid-Year Update).

     The projected imbalance of $224 million constitutes roughly one half of one percent of total General Fund spending and as such falls within the range that DOB believes can be managed through Financial Plan actions. The State has a balance of approximately $800 million in its rainy day reserve (Tax Stabilization Reserve Fund) that could be used to offset a potential shortfall in FMP savings or conversion proceeds. However, DOB does not expect to draw on this fund to maintain budget balance in 2004-05.

     The following table summarizes the changes since the Enacted Budget. A detailed explanation of the changes is provided later in this Mid-Year Update.

                                  GENERAL FUND
                              (MILLIONS OF DOLLARS)

                                                       2004-05      2005-06      2006-07
                                                     ---------    ---------    ---------
ENACTED BUDGET (BEFORE VETOES & FMP)                      (669)      (6,350)      (7,954)

  VETOES                                                   235          211          259

ENACTED BUDGET (BEFORE FMP)                               (434)      (6,139)      (7,695)

  REVENUES                                                 359          513          505

  NEW COSTS                                               (215)        (819)        (968)
                                                     ---------    ---------    ---------
  Medicaid                                                 (90)        (109)        (175)
  DOCS                                                     (75)         (89)        (104)
  Lottery                                                  (55)           0            0
  Collective Bargaining                                    (43)        (205)        (191)
  Mental Hygiene                                           (15)        (111)        (153)
  School Aid                                                 0         (207)        (327)
  SUNY                                                       0          (80)         (85)
  All Other Changes                                         63          (18)          67

  FISCAL MANAGEMENT PLAN SAVINGS                           290          450          450
                                                     ---------    ---------    ---------
  FMP Savings Achieved (to date)                            66           83           47
  Remaining FMP Savings Needed                             224          367          403

MID-YEAR UPDATE                                              0       (5,995)      (7,708)

     As a result of the mid-year revisions, the DOB projects that All Governmental Funds spending will total $101.3 billion in 2004-05, an increase of $84 million from the Enacted Budget.

FISCAL MANAGEMENT PLAN

     The Governor directed DOB to develop a FMP to reduce State Operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance and begin to address the 2005-06 and 2006-07 budget gaps. The following table summarizes the savings achieved to date and the remaining savings needed to achieve budget balance in the current year.

                         FISCAL MANAGEMENT PLAN SAVINGS
                              (MILLIONS OF DOLLARS)

                                                       2004-05      2005-06      2006-07
                                                     ---------    ---------    ---------
FMP SAVINGS ACHIEVED (TO DATE)                              66           83           47
                                                     ---------    ---------    ---------
  SUNY                                                      23           25           22
  Medicaid                                                  20           23            0
  Health                                                    13           13           10
  Mental Hygiene                                             6           15            8
  Tax and Finance                                            3            6            6
  All Other                                                  1            1            1

REMAINING FMP SAVINGS TO BE ACHIEVED                       224          367          403

TOTAL FISCAL MANAGEMENT PLAN SAVINGS                       290          450          450

     FMP savings include the implementation of administrative efficiencies in several programs run by the agencies noted above, and the maximization of Federal and other available resources. These savings include lower spending for State University of New York (SUNY) operating aid ($23 million), maximization of offsets in the Medicaid Escrow Account ($20 million), and efficiencies in the Early Intervention Program ($10 million). FMP savings were also achieved by the Office of Alcoholism and Substance Abuse Services, the Office of Children and Family Services, the Office of Employee Relations, Office of Parks, Recreation and Historic Preservation, the Public and Private Employment Relations Board and the Commission on Quality of Care for the Mentally Disabled.

     The DOB will continue to work in cooperation with State agency managers to develop administrative and legislative actions to achieve the full value of FMP savings counted on in the three-year Financial Plan. In addition to administrative savings, elements of the plan may include cost containment proposals that can be presented for legislative consideration later this year.

VETOES

     On August 20, 2004, Governor Pataki exercised his veto authority. This action contributed to closing approximately one-third of the projected imbalance at that time. The Mid-Year Update relies upon the $235 million in General Fund savings from vetoes in 2004-05 with comparable savings in 2005-06 and 2006-07. In addition, the Governor also vetoed $1.6 billion in new bonding for capital spending. Under the State Constitution, the Legislature must act on the Governor's vetoes through December 31, 2004, or enact additional appropriations, subject to gubernatorial veto, at any time during the 2004-05 fiscal year.

ECONOMIC OUTLOOK

NATIONAL ECONOMY

     The outlook for the US economy remains essentially unchanged from that reported in the Enacted Budget. The national economy, as measured by real U.S. Gross Domestic Product (GDP), grew 4.9 percent during the first half of 2004 compared to the same period last year, however, output growth is expected to slow to 4.3 percent for the year reflecting slower second half growth. DOB expects output growth to slow to 3.2 percent in 2005 consistent with DOB's estimate of historical trend growth for the economy. The Federal Reserve increased its Federal Funds rate target at each of its last three meetings, from 1.00 percent to 1.75 percent,(4) and is expected to continue to raise rates at a "measured pace" through 2005 and beyond. Rising interest rates, fading fiscal stimulus, as well as higher energy costs are expected to contribute to lower real consumption growth -- the major factor in the expected slowdown in output growth.

     Output has been growing above trend and employment growth has remained essentially consistent with DOB's projections. However, the labor market is expected to improve in 2005, with employment growth accelerating to 1.8 percent, following 1.0 percent growth for 2004. The outlook for personal income is weaker than in the Enacted Budget Report due largely to the impact of the hurricanes late in 2004 and the return to trend growth in 2005 (just above 3 percent annually). Personal income is expected to grow 5.3 percent in 2005, following
5.2 percent growth for 2004. In addition, DOB now expects moderately higher inflation for 2005 than projected in the Enacted Budget Report, primarily due to the persistent rise in oil prices. Consumer prices are expected to grow 2.7 percent in both 2004 and 2005.

                            MAJOR ECONOMIC INDICATORS

                                                          2003     2004    2005
Gross Domestic Product (real)                              3.0      4.3     3.2
Personal Income                                            3.2      5.2     5.3
Nonfarm Employment                                        (0.3)     1.0     1.8
Consumer Price Index                                       2.3      2.7     2.7

NOTE: NUMBERS ABOVE ARE PERCENT CHANGE/CALENDAR YEAR. DOB ESTIMATES ARE BASED ON NATIONAL INCOME AND PRODUCT ACCOUNT DATA THROUGH SEPTEMBER 2004.
SOURCE:  U.S. BUREAU OF ECONOMIC ANALYSIS, DOB STAFF ESTIMATES.

     DOB's forecast is not without risk. If oil prices remain above $50 per barrel, both inflation and interest rates could be higher and real output growth lower than expected. Persistent geopolitical uncertainty could combine with higher energy prices resulting in slower profit growth and slower job growth than expected. In turn, continued weakness in the labor market could further depress consumption spending. In contrast, if oil prices decline faster than expected, real consumption and output could be stronger, while inflation could be weaker than predicted.

STATE ECONOMY

     DOB's New York State Index of Coincident Economic Indicators shows that the State economy entered a recovery in September 2003. The State economy has added about 70,000 private sector jobs since August of last year. The DOB outlook for the State labor market is slightly weaker than projected in the Enacted Budget Report, but represents a significant improvement from the 0.6 percent decline observed in 2003. The total State employment is projected to rise 0.3 percent in 2004, followed by growth of 0.9 percent in 2005. Wage income is projected to rise 5.6 percent in 2004, followed by growth of 4.7 percent for 2005, representing virtually no change from the Enacted Budget Report. Employment, wage, and total personal income growth projected for 2004 and 2005 reflect the belief that the State economy is solidly on an expansionary path.

     In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and lower corporate profits could have a negative impact on equity markets, causing securities industry profits to be significantly lower than projected. A weaker financial market performance than expected could result in lower bonus payment growth than projected, with this impact largely felt during the first quarter of 2005. In contrast, a stronger national economy than anticipated could result in greater equity market growth and, in turn, stronger finance sector income growth than currently expected.

----------
(4) Since the release of the Mid-Year Update, the Federal Reserve increased the Federal Funds rate to 2.0%.

                            MAJOR ECONOMIC INDICATORS

                                                          2003     2004     2005
Personal Income                                            2.3      5.3      4.8
Nonagricultural Employment                                (0.6)     0.3      0.9
Unemployment Rate                                          6.3      6.0      5.6

NOTE: NUMBERS ABOVE ARE PERCENT CHANGES FOR PERSONAL INCOME AND NONAGRICULTURAL EMPLOYMENT AND PERCENTS FOR THE UNEMPLOYMENT RATE, CALENDAR YEAR BASIS.
SOURCE: U.S. BUREAU OF ECONOMIC ANALYSIS, NYS DEPARTMENT OF LABOR, DOB STAFF ESTIMATES.

ALL GOVERNMENTAL FUNDS SUMMARY

SUMMARY OF RECEIPT CHANGES

     Total receipts in 2004-05 are now projected at $43.0 billion in the General Fund, an increase of $359 million from the Enacted Budget and an annual increase of $687 million (1.6 percent). State Funds receipts are estimated at $63.4 billion, $287 million above the Enacted Budget and an annual increase of $1.3 billion (2.0 percent). In All Governmental Funds, the broadest measure of the State budget, receipts are projected to total $100.6 billion, an increase of $445 million above the Enacted Budget and $1.6 billion (1.6 percent) over 2003-04. A detailed discussion of annual growth in receipts is contained in the Enacted Budget Report.

                           SUMMARY OF RECEIPT CHANGES
                              (MILLIONS OF DOLLARS)

                                                       GENERAL        STATE          ALL
                                                          FUND        FUNDS        FUNDS
                                                     ---------     --------     --------
2003-04 ACTUALS                                         42,327       62,170       98,989

2004-05 ENACTED BUDGET                                  42,655       63,153      100,118

Personal Income Tax                                        227          300          300
PIT Revenue Bond Tax Fund Transfer                          73            0            0
Real Estate Transfer Tax                                   165          165          165
Miscellaneous Receipts                                     (91)        (183)        (189)
Federal Grants                                               6            5          169
All Other Changes                                          (21)           0            0
                                                     ---------     --------     --------
NET CHANGE FROM ENACTED BUDGET                             359          287          445

2004-05 MID-YEAR UPDATE                                 43,014       63,440      100,563

ANNUAL CHANGE FROM 2003-04
-- DOLLAR CHANGE                                           687        1,270        1,574
-- PERCENT CHANGE                                          1.6%         2.0%         1.6%

ANNUAL CHANGE ADJUSTED FOR $1.9B IN
TOBACCO PROCEEDS RECEIVED IN 2003-04
-- DOLLAR CHANGE                                         2,587        3,170        3,474
-- PERCENT CHANGE                                          6.4%         5.3%         3.6%

         NOTE: ANNUAL GROWTH IS AFFECTED BY THE DEFERRAL OF $1.9 BILLION IN PAYMENTS FROM 2002-03 TO 2003-04. THE DEFERRAL ARTIFICIALLY INFLATES THE 2003-04 SPENDING BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL SPENDING CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF PAYMENT DEFERRALS) AND UNADJUSTED BASIS.

   PERSONAL INCOME TAX/REVENUE BOND TAX FUND: Total PIT receipts in the General Fund are estimated at $18.7 billion in 2004-05, an increase of $227 million in the Enacted Budget estimate. DOB has revised the estimate for net income tax receipts from All Governmental Funds upward by $300 million reflecting stronger-than-expected collections results through September. The estimate includes an additional $376 million in current-year estimated tax payments reflecting stronger-than-expected results to date, and a net increase of $25 million in final returns for the 2003 tax year, refunds, and delinquencies, offset by a lower withholding estimate ($101 million). Deposits to the Revenue Bond Tax Fund (RBTF) are increased by $73 million reflecting better-than-expected results to date. Current year results are expected to exceed 2003-04 actual collections by almost $3.0 billion. This reflects a net positive change in the Refund Reserve Account of almost $1.3 billion. Important risks affecting the PIT estimate include the strength of growth in the overall economy, financial and real estate markets, and financial sector compensation trends.

   REAL ESTATE TRANSFER TAXES: Real estate transfer taxes are now expected to exceed Enacted Budget estimates by $165 million reflecting the strong commercial and residential real estate markets.

   MISCELLANEOUS RECEIPTS: In the General Fund, miscellaneous receipts are expected to total $2.3 billion in 2004-05, $91 million lower than the Enacted Budget estimate. The decrease in expected collections is primarily due to a decrease of $112 million in license and fees revenues to compensate for lower-than-expected collections to date, and changes in the valuation of previous law changes. This decline is partially compensated for by an increase of $27 million in other transactions in expectation of increases in medical provider assessments revenues and higher-than-expected collections to date. Miscellaneous receipts have declined significantly from 2003-04 reflecting the loss of one-time receipts.

   In All Governmental Funds, miscellaneous receipts are projected to decrease by $189 million from the Enacted Budget estimates. This decrease is primarily due to $91 million in General Fund changes described above, reductions in bond proceeds resulting from lower than anticipated spending in the Dedicated Highway and Bridge Trust Fund ($60 million) and in the Capital Projects Fund ($24 million), lower receipts from the delayed implementation of the New York State Options for People Through Services Program ($62 million) (NYS-OPTS a system of services for individuals with developmental disabilities intended to provide them with greater flexibility and choices about their own care), and $55 million in lower Lottery receipts primarily due to a reduction in the Video Lottery Terminal (VLT) program estimate based upon the results to date. These decreases are offset by higher SUNY receipts of $142 million generated primarily by hospital services ($46 million), self-supporting program revenue ($13 million) and Capital Projects Funds ($42 million) to support spending.

   FEDERAL GRANTS: Receipts in this category have been increased by $169 million above the Enacted Budget primarily to support higher projected spending for Medicaid ($125 million) as described below and Children and Families Services including adoption and foster care ($47 million).

   ALL OTHER CHANGES: In comparison to the Enacted Budget forecast, all other receipts have been revised downward by $21 million. The principal revisions include a higher transfer for capital projects related to the Consolidated Highway Improvement Program offset by debt service savings.

   The estimates for both user taxes and fees and business taxes remain unchanged from the Enacted Budget forecast. However, although the total amounts estimated for business taxes in 2004-05 are unchanged, DOB has made some adjustments to estimates of various taxes within this category. The bank tax estimate is increased by $120 million due to stronger than anticipated collections to date, offset by lower-than-expected corporate franchise tax ($91 million) and utility tax ($29 million) payments.

SUMMARY OF DISBURSEMENT CHANGES

     The DOB projects General Fund disbursements will total $43.2 billion in 2004-05, an increase of $149 million over the Enacted Budget estimate, after reflecting FMP savings to date. State Funds and All Governmental Funds disbursements are projected to reach $64.3 billion and $101.3 billion in 2004-05, reflecting a modest net reduction in spending of $20 million in State Funds and a slight increase of $84 million in All Governmental Funds from the Enacted Budget. The major components of the disbursement changes since the Enacted Budget are summarized in the following table and are explained in more detail below.

                         SUMMARY OF DISBURSEMENT CHANGES
                              (MILLIONS OF DOLLARS)

                                                       GENERAL        STATE          ALL
                                                          FUND        FUNDS        FUNDS
                                                     ---------     --------     --------
     2003-04 ACTUALS                                    42,065       61,332       97,326

     2004-05 ENACTED BUDGET                             43,039       64,293      101,207

     Medicaid                                               90           24          149
     SUNY                                                    0          113          118
     DOCS                                                   75           75           81
     Lottery                                                55            0            0
     Judiciary                                              43           43           43
     Mental Hygiene                                         15          (50)         (46)
     Transportation                                          0          (78)        (132)
     All Other Changes                                     (63)         (85)         (67)
                                                     ---------     --------     --------
     SUBTOTAL                                              215           42          146
     FMP Savings to Date                                   (66)         (62)         (62)
                                                     ---------     --------     --------
     NET CHANGE FROM ENACTED BUDGET                        149          (20)          84

     2004-05 MID-YEAR UPDATE                            43,188       64,273      101,291

     ANNUAL CHANGE FROM 2003-04
     -- DOLLAR CHANGE                                    1,123        2,941        3,965
     -- PERCENT CHANGE                                     2.7%         4.8%         4.1%

     ANNUAL CHANGE ADJUSTED FOR $1.9B IN
     PAYMENT DEFERRALS PAID IN 2003-04
     -- DOLLAR CHANGE                                    3,023        4,841        5,865
     -- PERCENT CHANGE                                     7.5%         8.1%         6.1%

      NOTE: ANNUAL GROWTH IS AFFECTED BY THE DEFERRAL OF $1.9 BILLION IN PAYMENTS FROM 2002-03 TO 2003-04. THE DEFERRAL ARTIFICIALLY INFLATES THE 2003-04 SPENDING BASE AND THUS UNDERSTATES THE ANNUAL CHANGE TO 2004-05. ACCORDINGLY, DOB IS REPORTING THE ANNUAL SPENDING CHANGE ON BOTH AN ADJUSTED (EXCLUDING THE IMPACT OF PAYMENT DEFERRALS) AND UNADJUSTED BASIS.

   MEDICAID: All Governmental Funds Medicaid spending is expected to increase by $149 million over the Enacted Budget estimate. The revision is comprised of higher spending in the General Fund ($90 million) and Federal Funds ($125 million), partially offset by lower spending in other State funds ($66 million). The General Fund spending revisions and the corresponding increase in the Federal share of Medicaid costs are the result of higher than expected prescription drug prices and pharmacy utilization ($80 million) and personal and home health care utilization ($60 million), partially offset by underspending for various other services, including inpatient and outpatient hospital services ($50 million). In addition, projected Special Revenue Fund spending for certain programs funded through HCRA and disbursements associated with disproportionate share payments to hospitals are expected to be lower than the Enacted Budget estimates.

   STATE UNIVERSITY OF NEW YORK: Projected All Governmental Funds spending has been increased by $118 million over the Enacted Budget estimate primarily due to reestimates for operating costs associated with SUNY hospitals ($46 million) and SUNY State-operated campuses ($13 million), and reestimates in capital projects spending ($42 million) based upon year-to-date experience.

   LOTTERY: Total receipts from the Lottery Fund, which are used to finance school aid spending, are estimated to be $55 million lower than the Enacted Budget projection. These lower receipts are primarily due to a reduction in VLTs revenues based upon the trend of actual receipts to date ($82 million) offset by the use of available fund balances ($27 million).

   DEPARTMENT OF CORRECTIONAL SERVICES: On an All Governmental Funds basis, projected DOCS spending has been increased by $81 million over the Enacted Budget estimate. This revision primarily reflects higher than expected costs for health services and pharmaceuticals ($35 million), overtime ($30 million), and fuel and utility expenses ($10 million).

   JUDICIARY: The estimate for Judiciary spending has been increased by $43 million over the Enacted Budget estimate to reflect an increase in personal service costs resulting from the recently negotiated collective bargaining agreement.

   MENTAL HYGIENE: All Governmental Funds spending in the Office of Mental Retardation and Developmental Disabilities (OMRDD) is expected to decrease by $46 million from the Enacted Budget estimate primarily due to the delayed implementation of OMRDD's NYS-OPTS Program.

   TRANSPORTATION: The revisions from the Enacted Budget estimates are driven primarily by a reestimate of capital projects spending in the Capital Projects Fund ($24 million), the Dedicated Highway and Bridge Trust Fund ($60 million), and Federal Funds ($57 million) based upon year-to-date experience.

   ALL OTHER CHANGES: The $63 million downward revision in the General Fund reflects changes in various programs based upon year-to-date experience, including reestimates to general state charges due in part to lower worker's compensation costs ($56 million) and debt service ($4 million).

   FISCAL MANAGEMENT PLAN SAVINGS: Savings achieved through implementation of the FMP amount to $66 million in the General Fund and $62 million in State Funds and All Governmental Funds. FMP savings achieved to date include the implementation of administrative efficiencies in several programs and the maximization of Federal and other available resources as described earlier in this Mid-Year Update.

   COLLECTIVE BARGAINING: DOB still continues to project General Fund collective bargaining costs of $274 million in 2004-05 for Executive Branch agencies. The costs for the unions that have reached labor settlements, including the Civil Service Employees Association, the United University Professions, and the Professional Employee Federation, and the State's Management-Confidential employees, have been allocated from a central reserve to the appropriate agencies/programs with this Mid-Year Update. The State still assumes that the costs for the unions that have not yet reached collective bargaining agreements (e.g., NYSCOPBA, Council 82) will be consistent with these concluded labor settlements.

GENERAL FUND OUTYEAR PROJECTIONS

     The DOB projects General Fund budget gaps in the range of $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, essentially unchanged from the Enacted Budget estimates.

     The current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

SOURCES OF PROJECTED GENERAL FUND OUTYEAR GAPS

     As noted in the Enacted Budget Report, the projected gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, and the loss of nonrecurring resources used to help balance the budget in 2004-05. The following chart provides a "zero-based" look at the 2005-06 gap.

                          SOURCES OF 2005-06 BUDGET GAP
                              (BILLIONS OF DOLLARS)

                                                                         2005-06
                                                                       ---------
       Revenue Growth                                                        2.3
       Loss of Nonrecurring Actions                                         (2.1)
       PIT/Sales Tax Temporary Surcharge Phase-out/Clothing Exemption       (1.1)
       Final Use of Tobacco Proceeds                                        (0.4)
       Medicaid Growth                                                      (0.8)
       Loss of FMAP                                                         (0.2)
       State Takeover of FHP                                                (0.3)
       School Aid                                                           (0.8)
       Pension/Health Insurance Costs                                       (0.7)
       Increasing Debt Service and STAR Costs                               (0.5)
       All Other Spending Growth                                            (1.4)
       -------------------------------------------------------------------------
       2005-06 PROJECTED BUDGET GAP                                         (6.0)

     Receipts in 2005-06 are projected to decrease by $761 million from the current year. Underlying revenue growth of $2.3 billion (4.8 percent) is offset by decreases attributable to the loss of several one-time revenues ($1.2 billion), tax law changes, including the phase-out of the PIT surcharge and the one-quarter percent increase in sales tax, and reversion to a fullyear clothing tax exemption ($1.1 billion), and the final use of the tobacco securitization proceeds ($400 million).

     Disbursements are projected to increase by $5.2 billion in 2005-06. The growth is primarily attributable to the loss of one-time savings detailed in the Enacted Budget Report ($883 million); underlying growth in Medicaid, including the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization ($800 million), the expiration of a temporary 2.95 percent increase in the Federal Medicaid match rate ($220 million); the continued phase-in of the State takeover of local government Family Health Plus (FHP) costs ($280 million); school aid, which reflects current year reestimates that are payable in 2005-06 as well as projected growth on a school year basis ($798 million); higher pension costs ($489 million), primarily resulting from last year's legislation, and rising health insurance costs ($247 million).

CHANGES FROM THE ENACTED BUDGET

     Total receipt estimates have been revised upward from Enacted Budget projections by $513 million in 2005-06 and $505 million in 2006-07. The changes are concentrated in the personal income tax and the real estate transfer tax. Both sources are performing better than expected in the current fiscal year and it is expected that these results will continue into 2005-06 and 2006-07. Overall, the economic assumptions underlying the outyear estimates remain largely consistent with Enacted Budget estimates and do not suggest significant changes in revenue growth rates beyond these base adjustments. DOB expects growth in the receipts base of 5.7 percent over the next two fiscal years. This exceeds average base revenue growth over recent years but is consistent with prior economic expansions.

     In comparison to the Enacted Budget forecast, General Fund disbursements are expected to increase by $736 million in 2005-06 and $921 million in 2006-07. Major sources of growth include higher current year school aid liabilities that are payable in 2005-06 and thereafter as well as revised estimates for expense-based programs ($207 million in 2005-06 growing to $327 million in 2006-07); additional collective bargaining costs for the City University and the Judiciary ($205 million in 2005-06 and $191 million in 2006-07); higher costs for mental hygiene programs due mainly to the delay in implementing the NYS-OPTS program, continued development of pipeline expansion, mandated staffing requirements, and higher pharmaceutical and utility costs ($111 million in 2005-06 and $153 million in 2006-07); Medicaid revisions based on current year spending experience ($109 million in 2005-06 growing to $175 million in 2006-07); and higher overtime and health services costs in DOCS ($89 million in 2005-06 and $104 million in 2006-07). FMP savings are valued at $83 million in 2005-06 and $47 million in 2006-07.

     Please refer to the Enacted Budget Report for more details on the projected growth in outyear receipts and disbursements.

CASH FLOW

     DOB projects positive quarterly balances of $1.8 billion in December 2004 and $1.1 billion at the end of March 2005 (including projected FMP savings). Monthly cash flow projections are included in the Financial Plan tables at the end of this Mid-Year Update.

     The State Comptroller invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments, through the State's Short-Term Investment Pool (STIP), which is comprised of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds, and Private Purpose Trust Funds), as well as several sole custody funds.

     The Office of the State Comptroller (OSC) is authorized to make temporary loans from the State's STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year. Loans may be granted only for amounts that are "receivable on account" or can be repaid from the current operating receipts of the particular fund (i.e., loans cannot be granted in expectation of future revenue enhancements). The 2004-05 Enacted Budget extends legislation that permits OSC to temporarily loan balances in other funds to the General Fund within any month, and repay them by month end. This authorization was utilized in June 2004 and September 2004 to support General Fund intramonth daily cash flow needs; however, as required under the legislation, the General Fund ended both June and September with positive cash balances of $1.9 billion and $2.4 billion, respectively.

FINANCIAL PLAN RESERVES AND RISKS

     The State projects balances in its principal reserves to guard against unbudgeted risks will remain at $815 million. The reserves include $794 million in the rainy day reserve and $21 million in the Contingency Reserve Fund for litigation.

     Ongoing litigation challenging the use of proceeds resulting from the conversion of Empire from a not-for-profit corporation to a for-profit corporation could result in a loss of resources in 2004-05 for both the General Fund and HCRA. Pursuant to court order, all proceeds are currently being held in escrow by the State Comptroller until a judgment is rendered. The current HCRA Plan (described in the next section), which expires on June 30, 2005, counts on a total of $1.2 billion in conversion proceeds, including planned proceeds from future sales. In addition, another $200 million in conversion proceeds is expected to finance Medicaid costs in the General Fund in 2004-05. Availability of these resources depends on successful resolution of the litigation or release of the moneys currently held in escrow. The General Fund is required to finance any shortfall in HCRA up to the payment that would have been received by HCRA absent the securitization of tobacco proceeds. In addition, a statutory loan repayment provision requires the General Fund to provide up to $200 million to cover any additional HCRA shortfall.

     In CAMPAIGN FOR FISCAL EQUITY (CFE) v. STATE OF NEW YORK, the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that ensures all children in New York City have the opportunity to receive a sound basic education. The Court has appointed a panel of three Special Masters who are expected to submit a report to the Court by November 30, 2004. The Court has directed the Special Masters to report and make recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools.

     DOB continues to assume the entire outyear value of VLTs is reserved to help finance compliance with the CFE court case. Under an expansion plan proposed by the Governor in the 2004-05 Executive Budget, receipts from VLTs were expected to be $950 million in 2005-06. This plan was not enacted by the Legislature. Eight VLT facilities are authorized under the current law, but two major facilities located at Yonkers and Aqueduct Raceways have not yet begun operations. These two facilities were expected to produce the majority of the VLT receipts under current law. In July 2004, the Appellate Division of the Court of Appeals upheld the constitutionality of VLTs as a lottery providing education funding. However, the decision stated that certain allocation provisions within the statute allowing VLTs were considered unconstitutional.

     While the order of the Court allows current VLT facilities to continue operations, development of the Yonkers and Aqueduct projects has been deferred pending the outcome of litigation at the Court of Appeals.

HEALTH CARE REFORM ACT FINANCIAL PLAN

     HCRA was established in 1996 to improve the fiscal health of hospitals and ensure that affordable and quality health care coverage was available to all New Yorkers. Subsequent extensions and modifications of the legislation have initiated new health care programs and provided additional funding for workforce recruitment and training. The current HCRA legislation expires on June 30, 2005.

                           2004-05 HCRA FINANCIAL PLAN
                              (MILLIONS OF DOLLARS)

          OPENING FUND BALANCE                                                      430

          PUBLIC GOODS POOL:                                                      2,632
          Surcharges                                                              1,493
          Covered Lives Assessment                                                  703
          Hospital Assessment (1 percent)                                           217
          Federal Funds/Other                                                       219

          TOBACCO CONTROL AND INSURANCE INITIATIVES POOL:                         2,200
          Empire Conversion Proceeds                                              1,217
          Cigarette Tax                                                             693
          Federal Funds                                                             290
          TOTAL RECEIPTS                                                          4,832

          DISBURSEMENTS:
          Medicaid/Public Health Support                                          1,067
          Hospital Indigent Care                                                    826
          EPIC                                                                      494
          Graduate Medical Education                                                383
          FHP                                                                       381
          CHP                                                                       375
          Workforce Recruitment/Retention                                           329
          All Other                                                                 617
          TOTAL DISBURSEMENTS                                                     4,472

          CLOSING FUND BALANCE                                                      790

HCRA RECEIPTS

     Total receipts, estimated at $4.8 billion in 2004-05, remain unchanged since the Enacted Budget and primarily comprise surcharges on hospital revenues, Empire conversion proceeds (includes $200 million that will be transferred to the General Fund), a covered lives assessment paid by insurance carriers, cigarette taxes, Federal Funds, and hospital assessments of 1 percent of net revenues.

     As described earlier in this Mid-Year Update, there is a risk that Empire conversion proceeds may not become available as budgeted. If Empire conversion proceeds are not available by March 31, 2005, the General Fund would be required to make payments under the tobacco revenue guarantee and statutory loan repayment provision in the range of $100 to $200 million, based on current projections.

HCRA DISBURSEMENTS

     Total disbursements of nearly $4.5 billion are projected in 2004-05, and remain unchanged since the Enacted Budget projections. Roughly three-quarters of these disbursements are already appropriated in the State Budget, and are reflected in the Financial Plan estimates earlier in this Mid-Year Update, including transfers to accommodate various Medicaid and public health costs, hospital indigent care, Elderly Pharmaceutical Insurance Coverage (EPIC), FHP, Child Health Plus (CHP), provider workforce recruitment and retention funds paid through Medicaid rates, and mental health expansion programs. The remaining spending excluded from the State Budget comprises programs that have historically been excluded such as Graduate Medical Education and excess medical malpractice, as well as various programs serving the uninsured and anti-tobacco programs.

     A cash balance of $790 million is projected at the end of 2004-05, declining to approximately $165 million on June 30, 2005 when the HCRA statute expires.

     A detailed quarterly cash flow projection is included in the Financial Plan tables at the end of this Mid-Year Update.

DEBT MANAGEMENT

     The Debt Reform Act of 2000 imposed phased-in limits on the amount of new Statesupported debt and debt service costs. The State has also authorized a limited amount of variable rate and swap authorizations to reduce overall costs.

DEBT REFORM

     The Debt Reform Act of 2000 restricts debt to capital purposes only, and imposed phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental funds receipts. To immediately constrain State debt levels, the Act applies to all new State-supported debt issued on and after April 1, 2000. Section 23 of the State Finance Law requires the calculation of the caps imposed by the Act to be submitted with the Financial Plan Update most proximate to October 31 of each year.

     For the 2003-04 fiscal year, the debt outstanding and debt service caps are
1.98 percent each. As shown in the table below, actual levels of debt outstanding and debt service costs continue to remain below the limits imposed by the Act.

                              DEBT OUTSTANDING CAP
                              (DOLLARS IN MILLIONS)

   New Debt Outstanding                                                $    10,891
   Personal Income (CY 2003)                                           $   701,852
   Debt Outstanding (Percent of PI)                                           1.55%
   Cap Imposed by Debt Reform Act                                             1.98%

                                DEBT SERVICE CAP
                              (DOLLARS IN MILLIONS)

   New Debt Service                                                    $       837
   Governmental Funds Receipts                                         $    99,698
   Debt Service (Percent of Govt'l Fund Receipts)                             0.84%
   Cap Imposed by Debt Reform Act                                             1.98%

EXPLANATION OF THE FINANCIAL PLAN TABLES

     The State's Financial Plan forecasts receipts and disbursements for each fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing GDP, employment levels, inflation, wages, consumer spending, and other relevant economic indicators. Then DOB projects the yield of the State's revenue structure against the backdrop of these forecasts.

     Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the budget are disbursed in the same fiscal year.

THE STATE'S FUND STRUCTURE

     The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects
Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

     The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Governmental Funds, which includes

State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes:

     The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

     Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

     Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

     Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

     Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., taxes, miscellaneous receipts, Grants to Local Governments, State Operations). The following tables summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2004-05 fiscal year.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                          ENACTED        CHANGE       OCTOBER
                                                       ----------    ----------    ----------
OPENING FUND BALANCE                                        1,077             0         1,077
                                                       ==========    ==========    ==========
RECEIPTS:
Taxes:
   Personal income tax                                     18,490           226        18,716
   User taxes and fees                                      8,679             0         8,679
   Business taxes                                           3,714             0         3,714
   Other taxes                                                764             0           764
Miscellaneous receipts                                      2,438           (91)        2,347
Federal grants                                                  0             6             6
Transfers from other funds:
   PIT in excess of Revenue Bond debt service               5,612           101         5,713
   Sales tax in excess of LGAC debt service                 2,158             0         2,158
   Real estate taxes in excess of CW/CA debt service          246           165           411
   All other                                                  554           (48)          506
                                                       ----------    ----------    ----------
   Total receipts                                          42,655           359        43,014
                                                       ==========    ==========    ==========
DISBURSEMENTS:
Grants to local governments                                29,392            90        29,482
State operations                                            7,501           124         7,625
General State charges                                       3,671           (56)        3,615
Transfers to other funds:
   Debt service                                             1,737            (4)        1,733
   Capital projects                                           196            (2)          194
   Other purposes                                             542            (3)          539
                                                       ----------    ----------    ----------
   TOTAL DISBURSEMENTS                                     43,039           149        43,188
                                                       ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                                        434          (210)          224
                                                       ==========    ==========    ==========

CHANGE IN FUND BALANCE                                         50             0            50
                                                       ==========    ==========    ==========

CLOSING FUND BALANCE                                        1,127             0         1,127
                                                       ==========    ==========    ==========

Tax Stabilization Reserve Fund                                794             0           794
Contingency Reserve Fund                                       21             0            21
Community Projects Fund                                       312             0           312

          NOTE: THE $210 MILLION CHANGE IN THE FISCAL MANAGEMENT PLAN CATEGORY IS COMPRISED OF $66 MILLION IN FMP SAVINGS AND $144 MILLION IN EXCESS RECEIPTS OVER DISBURSEMENTS.

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2005-2006
                              (MILLIONS OF DOLLARS)

                                                          ENACTED        CHANGE       OCTOBER
                                                       ----------    ----------    ----------
RECEIPTS:
Taxes:
   Personal income tax                                     18,843           240        19,083
   User taxes and fees                                      8,075             0         8,075
   Business taxes                                           3,823             0         3,823
   Other taxes                                                820             0           820
Miscellaneous receipts                                      1,700            11         1,711
Federal grants                                                  0             4             4
Transfers from other funds:
   PIT in excess of Revenue Bond debt service               5,825            96         5,921
   Sales tax in excess of LGAC debt service                 2,130             0         2,130
   Real estate taxes in excess of CW/CA debt service          250           163           413
   All other                                                  277            (1)          276
                                                       ----------    ----------    ----------
   TOTAL RECEIPTS                                          41,743           513        42,256

DISBURSEMENTS:
Grants to local governments                                33,062           (60)       33,002
State operations                                            7,927           755         8,682
General State charges                                       4,334             7         4,341
Transfers to other funds:
   Debt service                                             1,843           (18)        1,825
   Capital projects                                           213            17           230
   Other purposes                                             553            35           588
                                                       ----------    ----------    ----------
   TOTAL DISBURSEMENTS                                     47,932           736        48,668
                                                       ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                                        450           (83)          367
                                                       ==========    ==========    ==========

DEPOSIT TO/(USE OF) COMMUNITY PROJECTS FUND                   (50)            0           (50)
                                                       ==========    ==========    ==========

MARGIN                                                     (5,689)         (306)       (5,995)
                                                       ==========    ==========    ==========

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2006-2007
                              (MILLIONS OF DOLLARS)

                                                          ENACTED        CHANGE       OCTOBER
                                                       ----------    ----------    ----------
RECEIPTS:
Taxes:
   Personal income tax                                     19,721           251        19,972
   User taxes and fees                                      8,304             0         8,304
   Business taxes                                           3,902             0         3,902
   Other taxes                                                878             0           878
Miscellaneous receipts                                      1,735            (4)        1,731
Federal grants                                                  0             4             4
Transfers from other funds:
   PIT in excess of Revenue Bond debt service               6,008            92         6,100
   Sales tax in excess of LGAC debt service                 2,197             0         2,197
   Real estate taxes in excess of CW/CA debt service          259           163           422
   All other                                                  274            (1)          273
                                                       ----------    ----------    ----------
   TOTAL RECEIPTS                                          43,278           505        43,783
                                                       ==========    ==========    ==========
DISBURSEMENTS:
Grants to local governments                                35,362           125        35,487
State operations                                            8,276           877         9,153
General State charges                                       4,888          (136)        4,752
Transfers to other funds:
   Debt service                                             1,818             1         1,819
   Capital projects                                           214            13           227
   Other purposes                                             565            41           606
                                                       ----------    ----------    ----------
   TOTAL DISBURSEMENTS                                     51,123           921        52,044
                                                       ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                                        450           (47)          403
                                                       ==========    ==========    ==========

DEPOSIT TO/(USE OF) COMMUNITY PROJECTS FUND                  (150)            0          (150)
                                                       ==========    ==========    ==========

MARGIN                                                     (7,245)         (463)       (7,708)
                                                       ==========    ==========    ==========

                                    CASHFLOW
                                  GENERAL FUND
                                    2006-2007
                              (MILLIONS OF DOLLARS)

                          2004 APRIL         MAY         JUNE        JULY       AUGUST   SEPTEMBER     OCTOBER     NOVEMBER
                          ----------  ----------   ----------  ----------   ----------  ----------  ----------   ----------
OPENING FUND BALANCE           1,077       3,842        1,227       1,865        1,740       2,314       2,413        2,184

RECEIPTS:
 Taxes:
   Personal income tax         3,851         526        1,945       1,215        1,344       1,895         630          543
   Sales Tax                     626         576          857         622          596         826         588          580
   User taxes and fees            79          41           52          62           55          46          45           53
   Business taxes                148          (9)         727          91           56         805          38           12
   Other taxes                    68          50           79          60           52          57          65           63
 Miscellaneous receipts           69          67          318         245          124         141         100          343
 Federal grants                    1           1            1           0            2           1           0            0
 Transfers from other
   funds:
   Revenue Bond Fund             875         158          648         405          382         649         197           69
   LGAC                          181          33            0           0          617         339         180          176
   Clean Water/Clean Air          52          26           77          23           67          49          20           28
   All other Transfers             4           0            0           6            1         179          57            1
                          ----------  ----------   ----------  ----------   ----------  ----------  ----------   ----------

   TOTAL RECEIPTS              5,954       1,469        4,704       2,729        3,296       4,987       1,920        1,868
                          ==========  ==========   ==========  ==========   ==========  ==========  ==========   ==========

DISBURSEMENTS:
 Grants to local
   governments                 1,621       3,089        2,805       1,669        1,677       2,836       1,411        1,462
 State operations                837         708          790         795          601         755         336          619
 General State charges           423         179          214         268          306         910         194          204
 Transfers to other
   funds:
   Debt service                  211          45          220          50           35         319          51          168
   Capital projects                1          46           23          56           32          33          30           40
   All Other Transfers            96          17           14          16           71          35         127           41
                          ----------  ----------   ----------  ----------   ----------  ----------  ----------   ----------

   TOTAL DISBURSEMENTS         3,189       4,084        4,066       2,854        2,722       4,888       2,149        2,534
                          ==========  ==========   ==========  ==========   ==========  ==========  ==========   ==========

FISCAL MANAGEMENT PLAN             0           0            0           0            0           0           0            0
                          ==========  ==========   ==========  ==========   ==========  ==========  ==========   ==========

EXCESS (DEFICIENCY) OF
  RECEIPTS OVER
  DISBURSEMENTS                2,765      (2,615)         638        (125)         574          99        (229)        (666)
                          ----------  ----------   ----------  ----------   ----------  ----------  ----------   ----------

CLOSING FUND BALANCE           3,842       1,277        1,865       1,740        2,314       2,413       2,184        1,518
                          ==========  ==========   ==========  ==========   ==========  ==========  ==========   ==========

                                            2005
                            DECEMBER     JANUARY     FEBRUARY       MARCH        TOTAL
                          ----------  ----------   ----------  ----------   ----------
OPENING FUND BALANCE           1,518       1,834        4,970       5,475        1,077

RECEIPTS:
 Taxes:
   Personal income tax         1,290       3,134        1,805         538       18,716
   Sales Tax                     859         622          497         769        8,018
   User taxes and fees            59          63           47          59          661
   Business taxes                768          35           17       1,026        3,714
   Other taxes                    72          64           67          67          764
 Miscellaneous receipts          304         153          178         305        2,347
 Federal grants                    0           0            0           0            6
 Transfers from other
   funds:
   Revenue Bond Fund             436       1,044          427         423        5,713
   LGAC                          263         188            3         178        2,158
   Clean Water/Clean Air          16          19           20          14          411
   All other Transfers            11          28            1         218          506
                          ----------  ----------   ----------  ----------   ----------

   TOTAL RECEIPTS              4,078       5,350        3,062       3,597       43,014
                          ==========  ==========   ==========  ==========   ==========

DISBURSEMENTS:
 Grants to local
   governments                 2,270       1,260        1,843       7,539       29,482
 State operations                872         664          421         227        7,625
 General State charges           240         265          174         238        3,615
 Transfers to other
   funds:
   Debt service                  348          14           28         244        1,733
   Capital projects               54          28          137        (286)         194
   All Other Transfers            18          23           14          67          539
                          ----------  ----------   ----------  ----------   ----------

   TOTAL DISBURSEMENTS         3,802       2,254        2,617       8,029       43,188
                          ==========  ==========   ==========  ==========   ==========

FISCAL MANAGEMENT PLAN            40          40           60          84          224
                          ==========  ==========   ==========  ==========   ==========

EXCESS (DEFICIENCY) OF
  RECEIPTS OVER
  DISBURSEMENTS                  316       3,136          505      (4,348)          50
                          ----------  ----------   ----------  ----------   ----------

CLOSING FUND BALANCE           1,834       4,970        5,475       1,127        1,127
                          ==========  ==========   ==========  ==========   ==========

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                         SPECIAL       CAPITAL          DEBT
                                           GENERAL       REVENUE      PROJECTS       SERVICE        (MEMO)
                                              FUND         FUNDS         FUNDS         FUNDS         TOTAL
                                        ----------    ----------    ----------    ----------    ----------
OPENING FUND BALANCE                         1,077         1,703          (336)          174         2,618
                                        ==========    ==========    ==========    ==========    ==========
RECEIPTS:
Taxes                                       31,873         4,758         1,795         8,993        47,419
Miscellaneous receipts                       2,347        11,101         1,920           647        16,015
Federal grants                                   6             0             0             0             6
                                        ----------    ----------    ----------    ----------    ----------
   TOTAL RECEIPTS                           34,226        15,859         3,715         9,640        63,440
                                        ==========    ==========    ==========    ==========    ==========

DISBURSEMENTS:
Grants to local governments                 29,482        11,109         1,049             0        41,640
State operations                             7,625         5,064             0            22        12,711
General State charges                        3,615           485             0             0         4,100
Debt service                                     0             0             0         3,859         3,859
Capital projects                                 0             1         1,962             0         1,963
                                        ----------    ----------    ----------    ----------    ----------
   TOTAL DISBURSEMENTS                      40,722        16,659         3,011         3,881        64,273
                                        ==========    ==========    ==========    ==========    ==========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                   8,788           762           230         5,229        15,009
Transfers to other funds                    (2,466)         (397)       (1,080)      (10,989)      (14,932)
Bond and note proceeds                           0             0           193             0           193
                                        ----------    ----------    ----------    ----------    ----------
   NET OTHER FINANCING SOURCES (USES)        6,322           365          (657)       (5,760)          270
                                        ==========    ==========    ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                         224             0             0             0           224
                                        ==========    ==========    ==========    ==========    ==========

CHANGE IN FUND BALANCE                          50          (435)           47            (1)         (339)
                                        ==========    ==========    ==========    ==========    ==========

CLOSING FUND BALANCE                         1,127         1,268          (289)          173         2,279
                                        ==========    ==========    ==========    ==========    ==========

          THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                         SPECIAL       CAPITAL          DEBT
                                           GENERAL       REVENUE      PROJECTS       SERVICE        (MEMO)
                                              FUND         FUNDS         FUNDS         FUNDS         TOTAL
                                        ----------    ----------    ----------    ----------    ----------
OPENING FUND BALANCE                         1,077         2,183          (489)          174         2,945
                                        ==========    ==========    ==========    ==========    ==========

RECEIPTS:
Taxes                                       31,873         4,758         1,795         8,993        47,419
Miscellaneous receipts                       2,347        11,225         1,920           647        16,139
Federal grants                                   6        35,185         1,814             0        37,005
                                        ----------    ----------    ----------    ----------    ----------
   TOTAL RECEIPTS                           34,226        51,168         5,529         9,640       100,563
                                        ==========    ==========    ==========    ==========    ==========

DISBURSEMENTS:
Grants to local governments                 29,482        42,802         1,267             0        73,551
State operations                             7,625         8,408             0            22        16,055
General State charges                        3,615           689             0             0         4,304
Debt service                                     0             0             0         3,859         3,859
Capital projects                                 0             2         3,520             0         3,522
                                        ----------    ----------    ----------    ----------    ----------
   TOTAL DISBURSEMENTS                      40,722        51,901         4,787         3,881       101,291
                                        ==========    ==========    ==========    ==========    ==========

OTHER FINANCING SOURCES (USES):
Transfers from other funds                   8,788         3,135           230         5,229        17,382
Transfers to other funds                    (2,466)       (2,889)       (1,088)      (10,989)      (17,432)
Bond and note proceeds                           0             0           193             0           193
                                        ----------    ----------    ----------    ----------    ----------
   NET OTHER FINANCING SOURCES (USES)        6,322           246          (665)       (5,760)          143
                                        ==========    ==========    ==========    ==========    ==========

FISCAL MANAGEMENT PLAN                         224             0             0             0           224
                                        ==========    ==========    ==========    ==========    ==========

CHANGE IN FUND BALANCE                          50          (487)           77            (1)         (361)
                                        ==========    ==========    ==========    ==========    ==========

CLOSING FUND BALANCE                         1,127         1,696          (412)          173         2,584
                                        ==========    ==========    ==========    ==========    ==========

          THE SPECIAL REVENUE FUNDS OPENING FUND BALANCE HAS BEEN INCREASED BY $54 MILLION TO REFLECT THE RECLASSIFICATION OF THE EXPENDABLE AND NON-EXPENDABLE TRUST FUNDS FROM THE FIDUCIARY FUND TYPE TO THE SPECIAL REVENUE FUND TYPE PURSUANT TO GASB 34.

                         CASH DISBURSEMENTS BY FUNCTION
                        2004-2005 ALL GOVERNMENTAL FUNDS
                             (THOUSANDS OF DOLLARS)

                                                                                                      REVISIONS
                                                                    ENACTED        COLLECTIVE        (INCLUDING          MID-YEAR
                                                                   ESTIMATE       BARGAINING*              FMP)          ESTIMATE
                                                             --------------    --------------    --------------    --------------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                               88,992             1,053            (2,768)           87,277
Alcoholic Beverage Control                                           10,220               311               (85)           10,446
Banking Department                                                   60,221             1,645                 0            61,866
Consumer Protection Board                                             2,465                73              (100)            2,438
Economic Development, Department of                                 345,557               516                 0           346,073
Empire State Development Corporation                                 65,975                 0                 0            65,975
Energy Research and Development Authority                            26,123                 0                 0            26,123
Housing Finance Agency                                                    0                 0                 0                 0
Housing and Community Renewal, Division of                          219,674             2,097              (287)          221,484
Insurance Department                                                128,217             3,208             5,747           137,172
Olympic Regional Development Authority                                7,750                 0                 0             7,750
Public Service, Department of                                        57,429             1,478            (2,648)           56,259
Science, Technology and Academic Research, Office of                 80,170                75                 0            80,245
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               1,092,793            10,456              (141)        1,103,108
                                                             ==============    ==============    ==============    ==============

PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                                4,523               141                 0             4,664
Environmental Conservation, Department of                           901,821             8,173            16,854           926,848
Environmental Facilities Corporation                                 12,416               228                 0            12,644
Parks, Recreation and Historic Preservation, Office of              228,028             4,822               (28)          232,822
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               1,146,788            13,364            16,826         1,176,978
                                                             ==============    ==============    ==============    ==============

TRANSPORTATION
Motor Vehicles, Department of                                       217,695            10,480            (2,663)          225,512
Thruway Authority                                                     4,000                 0                 0             4,000
Transportation, Department of                                     5,334,101            16,645          (131,712)        5,219,034
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               5,555,796            27,125          (134,375)        5,448,546
                                                             ==============    ==============    ==============    ==============

HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                     4,044                37                (3)            4,078
Aging, Office for the                                               171,228               293                 0           171,521
Children and Families, Council on                                         0                 0                 0                 0
Children and Family Services, Office of                           3,092,522             8,627            40,729         3,141,878
Health, Department of                                            33,478,337            12,774            (1,928)       33,489,183
                                                             --------------    --------------    --------------    --------------
   MEDICAL ASSISTANCE                                            29,300,766                 0           128,700        29,429,466
   MEDICAID ADMINISTRATION                                          542,400                 0            35,000           577,400
   ALL OTHER                                                      3,635,171            12,774          (165,628)        3,482,317
Human Rights, Division of                                            14,884               444                 0            15,328
Labor, Department of                                                766,602             8,870            99,604           875,076
Prevention of Domestic Violence, Office of                            1,602                74               488             2,164
Temporary and Disability Assistance, Office of                    4,455,899             5,573            (6,042)        4,455,430
   WELFARE ASSISTANCE                                             3,124,959                 0           (24,157)        3,100,802
   WELFARE ADMINISTRATION                                           341,133                 0             1,400           342,533
   ALL OTHER                                                        989,807             5,573            16,715         1,012,095
Welfare Inspector General, Office of                                  1,083                23                 0             1,106
Workers' Compensation Board                                         145,860             3,216               294           149,370
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                              42,132,061            39,931           133,142        42,305,134
                                                             ==============    ==============    ==============    ==============

                                                                                                      REVISIONS
                                                                    ENACTED        COLLECTIVE        (INCLUDING          MID-YEAR
                                                                   ESTIMATE       BARGAINING*              FMP)          ESTIMATE
                                                             --------------    --------------    --------------    --------------
MENTAL HEALTH
Mental Health, Office of                                          2,172,437            36,521            (2,954)        2,206,004
Mental Retardation and Developmental Disabilities,
Office of                                                         2,820,865            41,014           (45,689)        2,816,190
Alcohol and Substance Abuse Services, Office of                     478,649             2,127            (6,427)          474,349
Developmental Disabilities Planning Council                           3,730               (18)               27             3,739
Quality of Care for the Mentally Disabled, Commission on             11,200               200               (12)           11,388
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               5,486,881            79,844           (55,055)        5,511,670
                                                             ==============    ==============    ==============    ==============

PUBLIC PROTECTION
Capital Defenders Office                                             12,519               175                 0            12,694
Correction, Commission of                                             2,427                84                 0             2,511
Correctional Services, Department of                              2,140,898            18,952            81,189         2,241,039
Crime Victims Board                                                  61,858               201                 0            62,059
Criminal Justice Services, Division of                              304,234             1,446            (3,071)          302,609
Investigation, Temporary State Commission of                          3,426                87                 0             3,513
Judicial Commissions                                                  2,542                62                 0             2,604
Military and Naval Affairs, Division of (1)                       1,840,922             1,138           (26,736)        1,815,324
Parole, Division of                                                 175,903             4,752             1,012           181,667
Probation and Correctional Alternatives, Division of                 75,480                77                 0            75,557
Public Security, Office of                                           11,929                22                 0            11,951
State Police, Division of                                           489,083             1,774             3,690           494,547
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               5,121,221            28,770            56,084         5,206,075
                                                             ==============    ==============    ==============    ==============

EDUCATION
Arts, Council on the                                                 45,789               214                 0            46,003
City University of New York                                       1,134,572                 0                 0         1,134,572
Education, Department of                                         22,694,716             6,266              (448)       22,700,534
                                                             --------------    --------------    --------------    --------------
   SCHOOL AID                                                    15,090,841                 0                 0        15,090,841
   STAR PROPERTY TAX RELIEF                                       3,018,000                 0                 0         3,018,000
   HANDICAPPED                                                    1,432,976                 0                 0         1,432,976
   ALL OTHER                                                      3,152,899             6,266              (448)        3,158,717
Higher Education Services Corporation                             1,014,996             1,449                 0         1.016,445
State University Construction Fund                                    9,402               331              (477)            9,256
State University of New York                                      4,634,189            92,796           111,672         4,838,657
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                              29,533,664           101,056           110,747        29,745,467
                                                             ==============    ==============    ==============    ==============

GENERAL GOVERNMENT
Audit and Control, Department of                                    176,815             3,293            25,400           205,508
Budget, Division of the                                              39,786             1,315             2,787            43,888
Civil Service, Department of                                         21,652               783               129            22,564
Elections, State Board of                                             6,616                95            (3,000)            3,711
Employee Relations, Office of                                         3,550               118                84             3,752
Executive Chamber                                                    14,916             1,174               139            16,229
General Services, Office of                                         213,756             2,320             2,277           218,353
Inspector General, Office of                                          5,441               189                 0             5,630
Law, Department of                                                  170,823             4,551              (464)          174,910
Lieutenant Governor, Office of the                                      458                29                 0               487
Lottery, Division of                                                159,651               712            13,857           174,220
Public Employment Relations Board                                     3,472               109                88             3,669
Racing and Wagering Board, State                                     14,832               269             1,669            16,770
Real Property Services, Office of                                    53,800               911            (1,921)           52,790
Regulatory Reform, Governor's Office of                               3,375                97                 0             3,472

                                                                                                      REVISIONS
                                                                    ENACTED        COLLECTIVE        (INCLUDING          MID-YEAR
                                                                   ESTIMATE       BARGAINING*              FMP)          ESTIMATE
                                                             --------------    --------------    --------------    --------------
State, Department of                                                234,589             1,215                12           235,816
Tax Appeals, Division of                                              2,718                94                 0             2,812
Taxation and Finance, Department of                                 338,027            10,179            (2,200)          346,006
Technology, Office of                                                19,897               300                 0            20,197
TSC Lobbying                                                          1,325                37               (50)            1,312
Veterans Affairs, Division of                                        12,517               257              (481)           12,293
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               1,498,016            28,047            38,326         1,564,389
                                                             ==============    ==============    ==============    ==============

ALL OTHER CATEGORIES
Legislature                                                         201,629                 0                 0           201,629
Judiciary (excluding fringe benefits)                             1,508,013                 0            42,500         1,550,513
Homeland Security                                                   141,974                 0             1,458           143,432
Local Government Assistance                                         802,661                 0                 0           802,661
Long-Term Debt Service                                            3,898,993                 0           (40,120)        3,858,873
General State Charges/Miscellaneous                               4,176,765          (328,593)          (85,955)        2,672,217
Capital Accounting Adjustment(2)                                 (1,090,000)                0                 0                 0
                                                             --------------    --------------    --------------    --------------
   FUNCTIONAL TOTAL                                               9,640,035          (328,593)          (82,117)        9,229,325
                                                             --------------    --------------    --------------    --------------
TOTAL ALL GOVERNMENTAL FUNDS SPENDING                           101,207,255                 0            83,437       101,290,692
                                                             ==============    ==============    ==============    ==============

* REPRESENTS THE ALLOCATION OF COLLECTIVE BARGAINING COST TO AGENCIES. THE ENACTED BUDGET ESTIMATE HAD REFLECTED THE COSTS CENTRALLY.

NOTE 1: PROJECTED 2004-05 INCLUDES $1.7 BILLION IN WORLD TRADE CENTER SPENDING THAT WILL BE REFLECTED IN VARIOUS AGENCIES AT YEAR END.

NOTE 2: PROJECTED 2004-05 SPENDING BY FUNCTION HAS BEEN ADJUSTED TO INCLUDE CERTAIN OFF-BUDGET CAPITAL PROJECTS SPENDING, HOWEVER IT IS EXCLUDED FROM TOTAL PROJECTED SPENDING. THIS SPENDING IS NOT INCLUDED IN ACTUAL CASH RESULTS BY THE STATE COMPTROLLER ON A CASH BASIS BUT IS REFLECTED ON A GAAP BASIS.

SPECIAL CONSIDERATIONS

     The Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of additional risks to the Financial Plan, see the section entitled "Financial Plan Reserves and Risks" in the Mid-Year Update.

                            JPMORGAN SPECIALTY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 19, 2005


                           JPMORGAN TRUST I ("TRUST")

           JPMorgan Global Healthcare Fund ("Global Healthcare Fund")
              JPMorgan Market Neutral Fund ("Market Neutral Fund")


                 (each a "Fund," and collectively, the "Funds")


        This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 19, 2005, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated October 31, 2004 included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.


     For more information about the Funds or the Financial Statements, simply write or call:



                             JPMorgan Funds Services

                                  P.O. Box 8528
                              Boston, MA 02266-8528

                                 1-800-480-4111

                                                                    SAI-SPEC-205

                                Table of Contents


                                                                             PAGE
GENERAL                                                                         3
INVESTMENT STRATEGIES AND POLICIES                                              4
INVESTMENT RESTRICTIONS                                                        22
TRUSTEES                                                                       24
OFFICERS                                                                       30
CODES OF ETHICS                                                                32
PROXY VOTING PROCEDURES AND GUIDELINES                                         33
PORTFOLIO HOLDINGS DISCLOSURE                                                  36
INVESTMENT ADVISER                                                             37
ADMINISTRATOR                                                                  40
DISTRIBUTOR                                                                    41
DISTRIBUTION PLAN                                                              42
CUSTODIAN                                                                      44
SECURITIES LENDING AGENT                                                       45
TRANSFER AGENT                                                                 45
SHAREHOLDER SERVICING                                                          46
EXPENSES                                                                       48
FINANCIAL INTERMEDIARIES                                                       48
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                  49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                  50
PURCHASES, REDEMPTIONS AND EXCHANGES                                           50
DIVIDENDS AND DISTRIBUTIONS                                                    53
NET ASSET VALUE                                                                54
PORTFOLIO TRANSACTIONS                                                         55
DELAWARE TRUST                                                                 58
DESCRIPTION OF SHARES                                                          59
DISTRIBUTIONS AND TAX MATTERS                                                  60
ADDITIONAL INFORMATION                                                         67
FINANCIAL STATEMENTS                                                           70

                                     GENERAL

THE TRUST AND THE FUNDS

        The Funds are series of JPMorgan Trust I ("Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004. Each Fund is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005.

        The Predecessor Funds were formerly series of J.P. Morgan Series Trust ("JPMST"), a Massachusetts business trust (the "Predecessor Trust")

        Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trust, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

        On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust
I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

        JPMST. Prior to February 19, 2005, the Funds were series of JPMST, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 15, 1996.

        After the close of business on February 18, 2005, the JPMorgan Global Healthcare Fund acquired all of the assets and liabilities of One Group Health Sciences Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMST, on behalf of JPMorgan Global Healthcare Fund, and One Group Mutual Funds, on behalf of One Group Health Sciences Fund.

        For ease of reference, throughout this SAI, the Board of Trustees of the Trust, the Board of Trustees of JPMMFS, and the Board of Trustees of the Predecessor Trust are referred to herein collectively as the "Board of Trustees."

SHARE CLASSES

        The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:


     Global Healthcare Fund      Select Class, Class A, Class B and Class C

     Market Neutral Fund         Institutional Class, Class A and Class B

        Currently, each Fund offers the following classes of shares:

     Global Healthcare Fund      Select Class, Class A, Class B and Class C
     Market Neutral Fund         Institutional Class, Class A and Class B


        The shares of the Funds are collectively referred to in this SAI as the "Shares."


MISCELLANEOUS

        This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

        This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

        In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund"). The other JPMorgan Funds are covered by separate Statements of Additional Information.

        The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

        Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

        The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectuses.

                               CURRENCY MANAGEMENT

        The Adviser actively manages the currency exposure of the investments made by the Global Healthcare Fund with the goal of protecting and possibly enhancing the Fund's total return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the Fund's investment strategy.

                               EQUITY INVESTMENTS

        The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

        EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

        Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.

        The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

        The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                              COMMON STOCK WARRANTS

        The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

        Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS


        FOREIGN SECURITIES. The Global Healthcare Fund will make substantial investments in foreign countries. The Market Neutral Fund may invest up to 20% of its assets at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations.


        Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


        Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

        In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

        Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

        Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

        Since investments by the Global Healthcare Fund in foreign securities may involve foreign currencies, the value of the Global Healthcare Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Global Healthcare Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Global Healthcare Fund's currency exposure related to foreign investments.

        Although the Global Healthcare Fund intends to invest primarily in companies in developed countries, the Global Healthcare Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

        FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Global Healthcare Fund buys and sells securities and receive interest and dividends in currencies other than the U.S. dollar, the Global Healthcare Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

        A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Fund or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

        The Global Healthcare Fund may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce the Global Healthcare Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for U.S. dollars. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

        Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

        SOVEREIGN OBLIGATIONS. The Global Healthcare Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value ("NAV"), may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

        A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

        CORPORATE BONDS. The Global Healthcare Fund may, although it has no current intention to do so, invest in bonds and other debt securities of domestic and foreign issuers when the Adviser believes that such securities offer a more attractive return potential than equity securities. A description of these investments appears below. See "Diversification and Quality Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

        CORPORATE FIXED INCOME SECURITIES. The Funds may invest in publicly and privately issued high grade, investment grade and below investment grade debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. The Funds will not invest in debt securities rated below B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's" or "S&P"). See Appendix A for a description of securities ratings. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

        The Funds may purchase privately issued corporate fixed income securities pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A") or pursuant to a directly negotiated agreement between the investors, including the Funds, and the corporate issuer. At times, the Funds may be the only investor in a privately issued fixed income security, or one of only a few institutional investors. In this circumstance, there may be restrictions on the Funds' ability to resell the privately issued fixed income security that result from contractual limitations in the offering agreement and a limited trading market. The Adviser will monitor the liquidity of privately issued fixed income securities in accordance with guidelines established by the Adviser and monitored by the Board of Trustees. See "Additional Investments - Illiquid Investments; Privately Placed and Certain Unregistered Securities."

        MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

        Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

        There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBSs").

        Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

        Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

        Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC

Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

        Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

        STRIPPED MORTGAGE-BACKED SECURITIES. SMBSs are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

        ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Funds will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Funds will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

        ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements.

However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

        Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

        Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Funds may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. See "Diversification and Quality Requirements."

        U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

        The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

        FOREIGN GOVERNMENT OBLIGATIONS. The Global Healthcare Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments - Sovereign Obligations."

        BANK OBLIGATIONS. The Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or foreign banks of equivalent size and (iii) U.S. branches of foreign banks of equivalent size. The Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank).


        The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

        COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser, to whom such affiliate, in its capacity as a commercial bank, has made a loan.

        REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                                  SHORT SELLING

        The Market Neutral Fund will engage heavily in short selling. In these transactions, the Market Neutral Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Market Neutral Fund must borrow the security to make delivery to the buyer. The Market Neutral Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Market Neutral Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the stock at the time of the short sale.

        The Market Neutral Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Market Neutral Fund may not always be able to borrow a security it wants to sell short. The Market Neutral Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the Market Neutral Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the Adviser's research and the management team's stock picking decisions. The Market Neutral Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the Market Neutral Fund's net assets. The Market Neutral Fund also may make short sales "against the box," in which the Market Neutral Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

                             ADDITIONAL INVESTMENTS

        WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

        INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The Securities and Exchange Commission (the "SEC") has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and
(2) the Adviser will waive and/or reimburse its advisory fee from the Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.


        INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

        If a Fund has outstanding borrowings, any Interfund Loans to the Fund
(a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

        A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

        No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

        The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.


        REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

        LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

        There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

        ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

        Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

        As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

        The Global Healthcare Fund is registered as a non-diversified investment company which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Global Healthcare Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities.

        The Market Neutral Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the

1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

        The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

        The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

        In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

        EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

        Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

        Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

        The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

        COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

        Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

        LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day.

On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

        POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

        ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

        The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

        Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

        Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

        Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

        The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month London Interbank Offered Rate) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

        The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

        The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

        The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

        Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

        The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

        During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

        The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

        The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

        RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

        MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

        LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

        CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

        CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

        LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

        A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.



                                   FISCAL YEAR            FISCAL YEAR
                                  ENDED 10/31/03         ENDED 10/31/04
                                  --------------         --------------
Global Healthcare Fund                  56%                    65%
Market Neutral Fund*                   114%                   200%


* The portfolio turnover rate was affected by shareholder purchases.

                             INVESTMENT RESTRICTIONS

        The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment or any other later change.

        For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries, and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     FUNDAMENTAL INVESTMENT RESTRICTIONS. The Market Neutral Fund:

        (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act; and
        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

The Global Healthcare Fund:

        (1) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except for securities of issuers in the healthcare sector and as otherwise permitted by the SEC.

Each Fund:

        (1) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
        (2) May not borrow money, except to the extent permitted by applicable law;
        (3) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
        (4) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;
        (5) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
        (6) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are non-fundamental policies of the Funds and may be changed by the Board of Trustees of the Funds without shareholder approval. These non-fundamental investment restrictions require that the Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;
        (ii) May not purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;
        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and
        (iv) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on
              Section 12(d)(1)(F) or 12 (d)(1)(G) of the 1940 Act.

                                    TRUSTEES

        The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                NUMBER OF PORTFOLIOS
    NAME (YEAR OF BIRTH);                                          IN FUND COMPLEX
       POSITIONS WITH               PRINCIPAL OCCUPATIONS             OVERSEEN              OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)              DURING PAST 5 YEARS            BY TRUSTEE(1)             OUTSIDE FUND COMPLEX
      -----------------              -------------------            ----------                --------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG           Retired; Vice President &                110           None.
(1941); Trustee of Trust       Treasurer of Ingersoll-Rand
since 2005; Trustee of         Company (manufacturer of
Predecessor Funds since 1987.  industrial equipment)
                               (1972-2000).

ROLAND R. EPPLEY, JR.          Retired; President & Chief               110           Director, Janel Hydro, Inc.
(1932); Trustee of Trust       Executive Officer, Eastern                             (automotive) (1993-present).
since 2005; Trustee of         Sales Bankcard (1971-1988)
Predecessor Funds since 1989.

JOHN F. FINN                   President and Chief Executive            110           Director, Cardinal Health, Inc
(1947); Trustee of Trust       Officer of Gardner, Inc.                               (CAH) (1994-present).
since 2005.                    (wholesale distributor to
                               outdoor power equipment
                               industry) (1979-present).

                                                                NUMBER OF PORTFOLIOS
    NAME (YEAR OF BIRTH);                                          IN FUND COMPLEX
       POSITIONS WITH               PRINCIPAL OCCUPATIONS             OVERSEEN              OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)              DURING PAST 5 YEARS            BY TRUSTEE(1)             OUTSIDE FUND COMPLEX
      -----------------              -------------------            ----------                --------------------
DR. MATTHEW GOLDSTEIN          Chancellor of the City                   110           Trustee of Bronx-Lebanon Hospital
(1941); Trustee of Trust       University of New York                                 Center (1992-present); Director
since 2005; Trustee of         (1999-present); President,                             of New Plan Excel Realty Trust,
Predecessor Funds since 2003.  Adelphi University (New York)                          Inc. (real estate investment
                               (1998-1999).                                           trust) (2000-present); Director
                                                                                      of Lincoln Center Institute for
                                                                                      the Arts in Education
                                                                                      (1999-present).

ROBERT J. HIGGINS (1945);      Retired; Director of                     110           Director of Providian Financial
Trustee of Trust since 2005;   Administration of the State                            Corp. (banking) (2002-present).
Trustee of Predecessor Funds   of Rhode Island (2003-2004);
since 2002.                    President - Consumer Banking
                               and Investment Services,
                               Fleet Boston Financial
                               (1971-2001).

PETER C. MARSHALL              Self-employed business                   110           None.
(1942); Trustee of Trust       consultant (2002-present);
since 2005.                    Senior Vice President, W.D.
                               Hoard, Inc. (corporate parent
                               of DCI Marketing, Inc.)
                               (2000-2002); President, DCI
                               Marketing, Inc. (1992-2000).

MARILYN MCCOY                  Vice President of                        110           Director, Mather LifeWays
(1948); Trustee of Trust       Administration and Planning,                           (1994-present); Director,
since 2005.                    Northwestern University                                Carleton College (2003-present).
                               (1985-present).

WILLIAM G. MORTON, JR.         Retired; Chairman Emeritus               110           Director of Radio Shack
(1937); Trustee of Trust       (2001-2002), and Chairman and                          Corporation (electronics)
since 2005; Trustee of         Chief Executive Officer,                               (1987-present); Director of The
Predecessor Funds since 2003.  Boston Stock Exchange (1985-                           National Football Foundation and
                               2001).                                                 College Hall of Fame
                                                                                      (1994-present); Trustee of the
                                                                                      Berklee College of Music
                                                                                      (1998-present); Trustee of the
                                                                                      Stratton Mountain School
                                                                                      (2001-present).

ROBERT A. ODEN, JR. (1946);    President, Carleton College              110           Director, American University in
Trustee of Trust since 2005.   (2002-present); President,                             Cairo.
                               Kenyon College (1995-2002).

FERGUS REID, III (1932);       Chairman of Lumelite                     110           Trustee of Morgan Stanley Funds
Trustee of Trust (Chairman)    Corporation (plastics                                  (209 portfolios) (1995-present).
since 2005; Trustee            manufacturing)
(Chairman) of Predecessor      (2003-present); Chairman and
Funds since 1987.              CEO of Lumelite Corporation
                               (1985-2002).

                                                                NUMBER OF PORTFOLIOS
    NAME (YEAR OF BIRTH);                                          IN FUND COMPLEX
       POSITIONS WITH               PRINCIPAL OCCUPATIONS             OVERSEEN              OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)              DURING PAST 5 YEARS            BY TRUSTEE(1)             OUTSIDE FUND COMPLEX
      -----------------              -------------------            ----------                --------------------
FREDERICK W. RUEBECK           Advisor, Jerome P. Green &               110           Director, AMS Group
(1939); Trustee of Trust       Associates, LLC                                        (2001-present); Director, Wabash
since 2005.                    (broker-dealer)                                        College (1988-present); Trustee,
                               (2002-present); Investment                             Seabury-Western Theological Seminary
                               Officer, Wabash College                                (1993-present); Chairman,
                               (2004-present); self-employed                          Indianapolis Symphony Orchestra
                               consultant (January 2000 to                            Foundation (1994-present).
                               present); Director of
                               Investments, Eli Lilly and
                               Company (1988-1999).

JAMES J. SCHONBACHLER          Retired; Managing Director of            110           None.
(1943); Trustee of Trust       Bankers Trust Company
since 2005; Trustee of         (financial services)
Predecessor Funds since 2001.  (1968-1998).

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.*      Retired; Chief Executive                 110           None.
(1935); Trustee of Trust       Officer of Chase Mutual Funds
since 2005; Trustee of         (investment company)
Predecessor Funds since 1998.  (1989-1998); President &
                               Chief Executive Officer of
                               Vista Capital Management
                               (investment management)
                               (1990-1998); Chief Investment
                               Executive of Chase Manhattan
                               Private Bank (investment
                               management) (1990-1998).



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI.
* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

        Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES

        The Board of Trustees currently has four standing committees: the Audit, Valuation and Compliance, Governance, and Investment Committees. The Board does not have a Compensation Committee.

        The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to:
(i) appoint and determine compensation of the Funds' independent accountants;
(ii) evaluate the independence of the Funds' independent accountants;

(iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants; and (vii) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended October 31, 2004.

        The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; (ii) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (iii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and Compliance Committee was consulted by management of the JPMorgan Funds on one occasion during the fiscal year ended October 31, 2004. Prior to February 19, 2005, the Valuation and Compliance Committee was known as the Valuation Committee.

        The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' auditors). The Governance Committee met once during the fiscal year ended October 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

        Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley,

Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitates the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee met once during the fiscal year ended October 31, 2004.

        The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1) :



                                                                               AGGREGATE OWNERSHIP OF ALL
                              OWNERSHIP OF          OWNERSHIP OF        REGISTERED INVESTMENT COMPANIES OVERSEEN
                            GLOBAL HEALTHCARE      MARKET NEUTRAL          BY TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                   FUND                 FUND                         COMPANIES(1)(3)
INDEPENDENT TRUSTEES
William J. Armstrong              None                  None                         Over $100,000
Roland R. Eppley, Jr.             None                  None                         Over $100,000
John F. Finn(2)            $50,001 - $100,000           None                         Over $100,000
Dr. Matthew Goldstein             None                  None                      $50,001 - $100,000
Robert J. Higgins                 None                  None                             None
Peter C. Marshall                 None                  None                         Over $100,000
Marilyn McCoy                     None                  None                         Over $100,000
William G. Morton, Jr.            None                  None                             None
Robert A. Oden, Jr.               None                  None                         Over $100,000
Fergus Reid, III                  None                  None                         Over $100,000
Frederick W. Ruebeck              None                  None                         Over $100,000
James J. Schonbachler             None                  None                      $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.          None                  None                         Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Family of Investment Companies consisted of 16 registered investment companies, including the former One Group Mutual the 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios).
(2) Formerly shares of One Group Health Services Fund which merged into Global Healthcare Fund February 19, 2005.
(3) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

     As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

     Each Trustee is currently paid an annual fee of $122,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. For his services as Vice Chairman of the Board of Trustees of the

JPMorgan Funds Complex, Mr. Marshall is paid an additional $41,000. Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Chairmen) are paid an additional $40,000 for their services as committee Chairmen. Sub-Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as Sub-Committee Chairmen) are paid an additional $20,000 for their services as Sub-Committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, are set forth below:



                                  GLOBAL
                                HEALTHCARE       MARKET NEUTRAL         TOTAL COMPENSATION
NAME OF TRUSTEE                    FUND               FUND          PAID FROM "FUND COMPLEX"(1)
INDEPENDENT TRUSTEES
William J. Armstrong               $  12             $   79                     $    160,000
Roland R. Eppley, Jr.                  9                 59                          120,000
John F. Finn                           0                  0                                0
Dr. Matthew Goldstein                  9                 59                          120,000
Robert J. Higgins                      9                 59                          120,000
Peter C. Marshall                      0                  0                                0
Marilyn McCoy                          0                  0                                0
William G. Morton, Jr.                 9                 59                          120,000
Robert A. Oden, Jr.                    0                  0                                0
Fergus Reid, III                      19                124                          250,000
Frederick W. Ruebeck                   0                  0                                0
James J. Schonbachler                  9                 59                          120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.               1                 10                         160,000^



^    Includes $146,667 of deferred compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table as shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

        The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to

February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

        Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

        The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS


        The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

        The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
        -----------------                                           -------------------
George C.W. Gatch (1962),           Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group
President (2001)                    Funds.  An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and
                                    Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
        -----------------                                           -------------------
Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President (2004)**      Mutual Funds from November 2001 until present.  From October 1999 to present, Vice
                                    President and Treasurer, One Group Administrative Services, Inc. (now known as
                                    JPMorgan Funds Management, Inc.), and Vice President and Treasurer, One Group
                                    Dealer Services, Inc. (now known as JPMorgan Distribution Services, Inc.)

Patricia A. Maleski (1960),         Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief            Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in
Administrative Officer (2004)       2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a
                                    service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey (1969),         Director of Mutual Fund Administration, One Group Administrative Services (now known as
Treasurer (2004)**                  JPMorgan Funds Management, Inc.), since 2004; Ms. Dorsey worked for Bank One
                                    Corporation (now known as JP Morgan Chase & Co.) from 2003 to 2004; prior to joining
                                    Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Secretary (2005)                    (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                    attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant General
Assistant Secretary (2004)**        Counsel and Associate General Counsel and Vice President, Gartmore Global
                                    Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Various attorney positions for Bank One Corporation (now known as JP Morgan Chase &
Assistant Secretary (2004)**        Co.) since 1990.

Nancy E. Fields (1949),             From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)**        Administrative Services, Inc. (now known as JPMorgan Funds Management, Inc.)
                                    and Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc.
                                    (now known as JPMorgan Distribution Services, Inc.) From July 1999 to October
                                    1999, Project Manager, One Group, Banc One Investment Advisors Corporation
                                    (now known as JPMorgan Investment Advisors, Inc.)

Avery P. Maher (1945),              Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice
Assistant Secretary (2004)          President and Assistant Secretary of John Hancock Advisers, LLC, from 1992 to 2004.

Alaina V. Metz (1967),              Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary (2001)*

Suzanne E. Cioffi (1967),           Vice President, JPMIM, responsible for mutual fund financial reporting.  During
Assistant Treasurer (2005)          the past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
        -----------------                                           -------------------
Christopher D. Walsh (1965),        Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)          mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                    Administration at Prudential Investments.

Stephen M. Ungerman (1953),         Vice President, JPMIM; previously, head of Fund Administration - Pooled
Chief Compliance Officer (2004)     Vehicles. Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in Prudential Financial's asset management business, including Associate
                                    General Counsel, Tax Director and Co-head of Fund Administration Department. Mr.
                                    Ungerman was also the Assistant Treasurer for all mutual funds managed by
                                    Prudential.



*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

        As of January 31, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS


        The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

        The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

        The code of ethics adopted by JPMIM requires that all employees must:
(i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

        JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

        The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

        JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

        To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.


        Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.


        The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

        - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

        - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

        - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

        - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

        - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

        - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

        - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

        - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

        - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

        - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

        The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

        - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or
             (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.


        - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).


        - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

        - JPMIM votes against proposals for a super-majority vote to approve a merger.

        - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

        - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

        - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


        In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30, 2004 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.

                          PORTFOLIO HOLDINGS DISCLOSURE

        As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

        The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:



       Vickers Stock Research Corp.             Quarterly       30 days after month end
       Standard & Poor's                        Monthly         30 days after month end
       MorningStar Inc.                         Monthly         30 days after month end
       Lipper, Inc.                             Monthly         30 days after month end
       Thomson Financial                        Monthly         30 days after month end
       Bloomberg LP                             Monthly         30 days after month end
       Casey Quirk & Acito                      Monthly         30 days after month end
       LPL Financial Services                   Monthly         30 days after month end
       Investment Company Institute             Monthly         30 days after month end


        In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

        Disclosure of a Fund's portfolio securities as an exception to a Fund's normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

        Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

        The Funds also include information concerning the Funds' top ten holdings, and other related information, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.


        Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

        Pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.


        Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

        Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

        Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.


        JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

        JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

        The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

        The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.


        On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to the Trust, reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and (iv) the contingent removal of each of the Funds from the Advisory Agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable.

        Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Predecessor Funds. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

        As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

        The table below sets forth the investment advisory fees paid to or accrued by JPMFAM (USA), Chase, or JPMIM (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                 FISCAL YEAR          FISCAL YEAR         FISCAL YEAR
                                ENDED 10/31/02       ENDED 10/31/03      ENDED 10/31/04
                              -----------------     ----------------    ----------------
                               PAID/                 PAID/               PAID/
                              ACCRUED    WAIVED     ACCRUED   WAIVED    ACCRUED    WAIVED
                              -------    ------     -------   ------    -------    -----
Global Healthcare Fund        $  302     $ (191)    $  167    $ (164)   $  105     $ (105)
Market Neutral Fund              322       (274)       292      (264)      746       (522)



        The Advisory Agreement provides that it will continue in effect for a period beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

        The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or their affiliates, has approved the Advisory Agreement for the Trust, on behalf of the Funds.


        As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.


        In approving each Advisory Agreement, the Board of Trustees considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

        In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.


                                  ADMINISTRATOR


        Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

        Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

        Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

        The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the

Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

        In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Complex, including the series of the former One Group Mutual Funds.

        From September 10, 2001 to February 19, 2005, pursuant to the administration agreements between the Trust and the Predecessor Trusts, on behalf of the Funds and the Predecessor Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from each Predecessor Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Predecessor Fund's sub-administrator.

        The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).



                                FISCAL YEAR         FISCAL YEAR        FISCAL YEAR
                               ENDED 10/31/02      ENDED 10/31/03     ENDED 10/31/04
                             -----------------    ----------------   -----------------
                              PAID/                PAID/              PAID/
                             ACCRUED    WAIVED    ACCRUED   WAIVED   ACCRUED    WAIVED
                             -------    ------    -------   ------   -------    ------
Global Healthcare Fund       $ 36       $ (23)     $ 20     $ (20)    $  13      $ (13)
Market Neutral Fund            32         (26)       29       (29)       75        (74)


                                   DISTRIBUTOR


        Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

        Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

        Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Predecessor Funds.


                                DISTRIBUTION PLAN


        The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

        JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

        Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.


        No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.


        Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

        Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

        The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").


        The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

        The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS and the Predecessor Trust with respect to the classes of Shares specified above.


        The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):


                                 FISCAL YEAR          FISCAL YEAR        FISCAL YEAR
                                ENDED 10/31/02       ENDED 10/31/03     ENDED 10/31/04
                               -----------------    ----------------   ----------------
                                PAID/                PAID/              PAID/
                               ACCRUED    WAIVED    ACCRUED   WAIVED   ACCRUED   WAIVED
                               -------    ------    -------   ------   -------   ------
GLOBAL HEALTHCARE FUND
     Class A Shares                -^         -         -^        -       -^        -
     Class B Shares**              -^         -         1         -
     Class C Shares**              -^         -         -^        -
MARKET NEUTRAL FUND
     Class A Shares*            $  -^      $  -^     $  1      $  -       1         -
     Class B Shares*               -^         -^        1         -       2         -



*    Commencement of offering 02/28/02.
^    Amount rounds to less than one thousand.
**   Classes merged out of existence as of 09/12/03.


        The table below sets forth the expenses, paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended October 31, 2004:


                                                          GLOBAL HEALTHCARE   MARKET NEUTRAL
                                                                 FUND              FUND
                                                          -----------------   ------------------
Advertising and sales literature                             $     2             $     273
Class B shares financing charges                                 199                 1,524
Compensation to dealers                                          322                 1,909
Compensation to sales personnel                                    0                    46
Equipment, supplies and other indirect
distribution-related expenses                                      2                   634
Printing, production and mailing of prospectuses and
shareholder reports to other than current shareholders             6                 1,604


                                    CUSTODIAN


        Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

        For fund accounting services, the Global Healthcare Fund pays to JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or
(b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $25,000.


        For fund accounting services, the Market Neutral Fund pays to JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.


        In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

        For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.6% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).


        JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                            SECURITIES LENDING AGENT


        JPMorgan Chase Bank serves as the securities lending agent for the Global Healthcare Fund. The Board of Trustees has approved the lending of portfolio securities of the Fund through JPMorgan Chase Bank acting as lending agent to certain borrowers. By lending portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after rebates and fees, is included in the Statement of Operations as "Securities lending (net)."


        The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned.


        The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMorgan Chase invests the cash collateral on behalf of the Fund in accordance with the investment guidelines contained in the securities lending agreement.

        JPMorgan Chase Bank, as lending agent, receives a fee equal to 0.05% (0.06% prior to January 31, 2004) of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans of non-U.S. securities outstanding during a given month. For the fiscal year ended October 31, 2004, JPMorgan Chase Bank received fees of $316.


        Risk of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMorgan Chase Bank will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

                                 TRANSFER AGENT

        Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.


        Prior to February 19, 2005, DST Systems, Inc. served as each Predecessor Fund's transfer and dividend disbursing agent.


                              SHAREHOLDER SERVICING


        The Trust, on behalf of each of the Funds, has entered into a shareholder servicing agreement with JPMDS. Under the agreement, JPMDS is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing JPMDS of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Financial Intermediary) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Financial Intermediaries may be required to register pursuant to state securities laws.

        The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the shareholder servicing agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

        Under the shareholder servicing agreement, each Fund has agreed to pay JPMDS for these services a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders). JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the shareholder servicing agreements with respect to each Fund on a month-to-month basis.

    Select Class, Class A, Class B and Class C                       0.25%
    Institutional Class                                              0.10%



        To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

        JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

        The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

        Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds.


        The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):


                                      FISCAL YEAR                 FISCAL YEAR                  FISCAL YEAR
                                    ENDED 10/31/02               ENDED 10/31/03              ENDED 10/31/04
                                -----------------------     -----------------------     -----------------------
                                PAID/ACCRUED     WAIVED     PAID/ACCRUED     WAIVED     PAID/ACCRUED     WAIVED
                                ------------     ------     ------------     ------     ------------     ------
GLOBAL HEALTHCARE FUND
     Class A Shares                    -^            -^            -^             -^           -^            -^
     Class B Shares**                  -^            -^            -^             -^           -^            -^
     Class C Shares**                  -^            -^            -^             -^           -^            -^
     Select Shares                    33           (33)           21            (21)          21           (21)
 MARKET NEUTRAL FUND
     Class A Shares*                $  1          $  1         $   1         $   (1)      $    1         $  (1)
     Class B Shares*                   -^            -^            1             (1)           1            (1)
     Institutional Shares             19           (19)           49            (41)          49           (41)


^    Amount rounds to less than one thousand.

*    Commencement of offering 02/28/02.
**   Classes merged out of existence as of 09/12/03.

        Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

        For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

        JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

        JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES


        The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


        JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES


        The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

        Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

        Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

        The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.


                    CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

        JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.


        Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

        Revenue sharing payments are usually structured in one of three ways:
(i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

        FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

        The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

        JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.


        JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.


                    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


        The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

        An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

        The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

        Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

        Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

        EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

        Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

        SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

        (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

        (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

        If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

        For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

        For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

        Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

        ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

        The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.


        A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

        The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

        Investors may incur a fee if they effect transactions through a Financial Intermediary.

        REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Global Healthcare Fund purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% discount, referred to in the Fund's prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

        The redemption fee will not be applied to (a) a redemption of shares of the Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by the Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with the Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that JPMDS, the Fund's distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when the Fund exercises its right to liquidate accounts falling below the minimum account size or when the Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

        Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers or the Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds does not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Global Healthcare Fund.

        For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by the Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.


        CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.


        APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

                           DIVIDENDS AND DISTRIBUTIONS


        Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

        Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

        If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

        The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

        Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

        Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

        For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

        Futures, options and other derivatives are valued on the basis of available market quotations.

        Securities of other open-end investment companies are valued at their respective NAVs.

        Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

        Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.


                             PORTFOLIO TRANSACTIONS


        On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."


        Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.


        In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


        Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.


        Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax-exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

        On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.


        If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


        The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):



                                                  FISCAL YEAR           FISCAL YEAR           FISCAL YEAR
                                                 ENDED 10/31/02        ENDED 10/31/03        ENDED 10/31/04
------------------------------------------------------------------------------------------------------------
GLOBAL HEALTHCARE FUND
     Total Brokerage Commissions                       42                    20                    14
     Brokerage Commissions to Affiliated
     Broker/Dealers                                     -                     -^                    -
MARKET NEUTRAL FUND
     Total Brokerage Commissions                       68                    63                   200
     Brokerage Commissions to Affiliated
     Broker/Dealers                                     1                     -^                    -


^    Amount rounds to less than one thousand.

        Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

        Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Fund will not participate in JPMIM's soft dollar arrangements described above.

                                 DELAWARE TRUST

        JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

        Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

        The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

        The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

        The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                              DESCRIPTION OF SHARES


        The Trust is an open-end, management investment company organized as Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."

        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

        The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

        Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

        The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

        The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

        The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".


                          DISTRIBUTIONS AND TAX MATTERS


        The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.


        Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.


        QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

        In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

        Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

        If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

        CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Market Neutral Fund had no capital loss carryforwards as of the fiscal year ended. As of October 31, 2004, Global Healthcare Fund had capital loss carryforwards (amounts in thousands):



                                            CAPITAL LOSS    EXPIRATION
              FUND                          CARRYFORWARD       DATE
                                           ==============
              Global Healthcare Fund
                                              (2,062)        10/31/09
                                              (3,448)        10/31/10
                                              (1,661)        10/31/11
                                          --------------
                                REMAINING    (7,171)
                                          ==============



        EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

        Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

        FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by a Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

        Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund.

        Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

        Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

        ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

        Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

        Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

        In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

        Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

        FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

        Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

        Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

        Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

        Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

        Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of a Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

        SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

        In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

        BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

        FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

        In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish a Fund with proper notification of their foreign status.


        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.


        FOREIGN TAXES. It is expected that the Global Healthcare Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

        If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

        The Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

        STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

        Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of a Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.


                             ADDITIONAL INFORMATION


        As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

        Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

        Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

        No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

        PRINCIPAL HOLDERS. As of January 31, 2005, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds:

GLOBAL HEALTHCARE FUND

Select Class Shares           JP MORGAN CHASE BANK AS AGENT FOR           7.012
                              DENLY  PROPERTIES
                              ATTN:SPECIAL PRODUCTS
                              500 STANTON CHRISTIANA RD
                              NEWARK DE  19713-2107

                              JP MORGAN CHASE BANK AS AGENT FOR           6.897
                              SCOTT SWANK
                              ATTN SPECIAL PRODUCTS
                              500 STANTON CHRISTIANA ROAD
                              NEWARK DE  19713-2107

Class A Shares                MLPF&S FOR THE SOLE BENEFIT OF             10.597
                              ITS CUSTOMERS
                              ATTN FUND ADMINISTRATION
                              4800 DEER LAKE DR E FL 3
                              JACKSONVILLE FL  32246-6484

                              UBS FINANCIAL SERVICES INC. FBO             7.485
                              ANTHONY V URSO TTEE
                              URSO B TRUST
                              18409 N ZEPHYR COURT
                              SUN CITY WEST AZ  85375-5264

                              NFSC FBO                                    5.727
                              DANIEL CHANG
                              5323 211TH ST
                              OAKLAND GDNS NY  11364-1809

                              NFSC FBO                                    5.622
                              JPMORGAN CHASE BANK
                              CUST IRA OF STANLEY A SLEMPA
                              528 OAKRIDGE PKWY
                              PEEKSKILL NY  10566-2400

MARKET NEUTRAL FUND

Institutional Class Shares    BLUE CROSS AND BLUE SHIELD OF              17.091
                              MASSACHUSETTS HMO BLUE INC
                              ATTN KEITH F RENALDI
                              401 PARK DR STE 7
                              BOSTON MA  02215-3325

                              JPMIM AS AGENT FOR                         15.431
                              MAFCO HOLDINGS INC MASTER TRUST
                              MARKET NEUTRAL FUND
                              ATTN KATHERINE MCKEON
                              522 5TH AVE FL 11
                              NEW YORK NY  10036-7601

                              JPMIM AS AGENT FOR                          14.35
                              SD WARREN EMPLOYEES RETIREMENT PLN
                              US MAX ALPHA CAPTURE CASH STRATEGY
                              ATTN TAKASHI TSUCHIYA
                              522 5TH AVE FL 11
                              NEW YORK NY  10036-7601

                              JPMIM AS AGENT FOR AS AGENT FOR            14.333
                              ALSTOM POWER INC MKT NEUTRAL FUND
                              ATTN KIM GALLARDO MARIANNE LOGSDON
                              522 5TH AVE FL 11
                              NEW YORK NY  10036-7601

                              BLUE CROSS AND BLUE SHIELD OF              13.249
                              MASSACHUSTTS INC RETIREMENT INCOME
                              ATTN JOHN P MOHR DIRECTOR OF
                              INVESTMENTS TREASURY
                              401 PARK DRIVE  MS 01/07
                              BOSTON MA  02215-3325

                              BLUE CROSS AND BLUE SHIELD OF              12.822
                              MASSACHUSETTS INC INDEMNITY
                              ATTN KEITH F RENALDI
                              401 PARK DR STE 7
                              BOSTON MA  02215-3325

                              JPMIM AS AGENT FOR AS AGENT FOR             5.378
                              SBC HOLDINGS INC SALARIED EMPLOYEES
                              ATTN BONNIE TSAO MONICA FIGUEIRIDO
                              MEL KONG
                              522 5TH AVE FL 11
                              NEW YORK NY  10036-7601

                              SAXON & CO                                  5.368
                              PO BOX 7780 1888
                              PHILADELPHIA PA  19182-0001

Class A Shares                MLPF&S FOR THE SOLE BENEFIT OF *           49.123
                              ITS CUSTOMERS
                              ATTN FUND ADMINISTRATION
                              4800 DEER LAKE DR E FL 3
                              JACKSONVILLE FL  32246-6484

                              RAYMOND JAMES & ASSOC INC                   6.031
                              FBO BLOMSTROM JOHN
                              880 CARILLON PKWY
                              ST PETERSBURG FL  33716-1100

                              LE-ELLEN SPELMAN JPME                       5.096
                              1040 PARK AVE
                              NEW YORK NY  10028-1032

Class B Shares                NFSC FBO*                                  36.067
                              URSULA CERNUSCHI TTEE
                              CARAVAN INTL CORP RET TRUST
                              210 E 86TH ST
                              NEW YORK NY  10028-3003

                              MLPF&S FOR THE SOLE BENEFIT OF             16.495
                              ITS CUSTOMERS
                              ATTN FUND ADMINISTRATION
                              4800 DEER LAKE DR E FL 3
                              JACKSONVILLE FL  32246-6484

                              RAYMOND JAMES & ASSOC INC                  13.533
                              FBO SOLOMAN BONNIE
                              880 CARILLON PKWY
                              ST PETERSBURG FL  33716-1100

                              NFSC FEBO                                   9.106
                              BATTERY PARK CITY DAY NURSERY
                              215 SOUTH END AVENUE
                              NEW YORK NY  10280-1068

                              HUSSAIN JIWANI JPME                         5.314
                              BARKATALY JIWANI JTWROS
                              165 S LA LONDE AVE
                              ADDISON IL  60101-3303

* - The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a "controlling person" of such shares under the 1940 Act.

        The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.


                              FINANCIAL STATEMENTS


        The annual audited financial statements of the Predecessor Funds and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Predecessor Funds' October 31, 2004 annual report filing made with the SEC on December 29, 2004 (Accession Number: 0001047469-04-038560), pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

                       APPENDIX A--DESCRIPTION OF RATINGS

     The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

     Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

----------
"+"or"-" may be appended to `F-1' rating to denote relative status within the `F1' rating category.

`NR'         indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime    Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1          Prime Credit Quality

R-2          Adequate Credit Quality

R-3          Speculative

     All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)   Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1
             (high)", few entities are strong enough to achieve this rating.

R-1 (middle) Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
             (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)    Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);  Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);within the three subset grades, debt protection ranges from
R-2 (low)    having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas.
             Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit".
             Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); Short term debt rated "R-3" is speculative, and within the three R-3 (middle);subset grades, the capacity for timely payment ranges from mildly
R-3 (low)    speculative to doubtful. "R-3" credits tend to have weak  liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

                           DESCRIPTION OF BANK RATINGS

MOODY'S

     These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

     Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

                           DESCRIPTION OF BOND RATINGS

S&P

   CORPORATE AND MUNICIPAL BOND RATINGS

   INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

   SPECULATIVE GRADE

     Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

   LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

   INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   NON-INVESTMENT GRADE

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

   INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   SPECULATIVE GRADE

BB SPECULATIVE. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,       HIGH DEFAULT RISK. Default is a real possibility. Capacity for
CC,        meeting financial commitments is solely reliant upon sustained,
C favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD,       DEFAULT. The ratings of obligations in this category are based on
DD,        their prospects for achieving partial or full recovery in a
D reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

DOMINION

   BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/       Bonds rated in any of these categories are very highly speculative
CC/C and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

                        DESCRIPTION OF INSURANCE RATINGS

MOODY'S

   INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.



Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa         These insurance companies offer excellent financial security.
           Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

   SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

     Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

     An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

   INSURER FINANCIAL STRENGTH RATINGS

     A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

     The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the `AA' through `CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of `BBB-' and higher are considered to be "Secure", and those of `BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,       Very Weak. Companies rated in any of these three categories are
CC,        viewed as very weak with a very poor capacity to meet
C policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A `CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A `C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,       Distressed. These ratings are assigned to companies that have either
DD,        failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the `DDD'-'D' range, those companies rated `DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated `DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated `D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

   SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

     Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

     The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of `F1', `F2' and `F3' are considered to be "Secure", while those of `B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a `vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

                DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

     Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1   Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2   Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3   Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest.

SP-3    Speculative capacity to pay principal and interest.

                     DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

   PREFERRED SHARE RATING SCALE

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                       JPMORGAN INTERNATIONAL EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 19, 2005


                           JPMORGAN TRUST I ("TRUST")

                 JPMorgan Asia Equity Fund ("Asia Equity Fund")
     JPMorgan Emerging Markets Equity Fund ("Emerging Markets Equity Fund")
        JPMorgan International Equity Fund ("International Equity Fund") JPMorgan International Growth Fund ("International Growth Fund")
 JPMorgan International Opportunities Fund ("International Opportunities Fund")
  JPMorgan International Small Cap Equity Fund ("International Small Cap Equity
                                     Fund")
         JPMorgan International Value Fund ("International Value Fund")
                JPMorgan Intrepid European Fund ("European Fund")
                       JPMorgan Japan Fund ("Japan Fund")

                 (each a "Fund," and collectively, the "Funds")

This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 19, 2005, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated October 31, 2004 included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.


For more information about the Funds or the Financial Statements, simply write or call:


                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111


                                                                   SAI-INTEQ-205

                                TABLE OF CONTENTS


GENERAL                                                            1
INVESTMENT STRATEGIES AND POLICIES                                 3
INVESTMENT RESTRICTIONS                                            21
TRUSTEES                                                           24
OFFICERS                                                           31
CODES OF ETHICS                                                    33
PROXY VOTING PROCEDURES AND GUIDELINES                             33
PORTFOLIO HOLDINGS DISCLOSURE                                      36
INVESTMENT ADVISER AND SUB-ADVISERS                                37
ADMINISTRATOR                                                      40
DISTRIBUTOR                                                        41
DISTRIBUTION PLAN                                                  41
SECURITIES LENDING AGENT                                           45
TRANSFER AGENT                                                     46
SHAREHOLDER SERVICING                                              46
EXPENSES                                                           49
FINANCIAL INTERMEDIARIES                                           49
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                      50
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      50
PURCHASES, REDEMPTIONS AND EXCHANGES                               50
DIVIDENDS AND DISTRIBUTIONS                                        53
NET ASSET VALUE                                                    53
PORTFOLIO TRANSACTIONS                                             54
DELAWARE TRUST                                                     57
DESCRIPTION OF SHARES                                              58
DISTRIBUTIONS AND TAX MATTERS                                      59
ADDITIONAL INFORMATION                                             65
FINANCIAL STATEMENTS                                               71
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                         72

                                     GENERAL


THE TRUST AND THE FUNDS

         The Funds are series of JPMorgan Trust I ("Trust"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004. Each Fund is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005.

         The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                      JPMorgan Emerging Markets Equity Fund
                    JPMorgan International Opportunities Fund
                        JPMorgan International Value Fund

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
                            JPMorgan Asia Equity Fund
                             JPMorgan European Fund
                       JPMorgan International Growth Fund
                  JPMorgan International Small Cap Equity Fund
                               JPMorgan Japan Fund

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
                       JPMorgan International Equity Fund

         Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

         On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

         JPMIF. Prior to February 19, 2005, the Emerging Markets Equity, International Opportunities and International Value Funds were series of JPMIF, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on November 4, 1992.

         JPMMFG. Prior to February 19, 2005, the Asia Equity, European, International Growth, International Small Cap Equity and Japan Funds were series of JPMMFG, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987.

         JPMMFSG. Prior to February 19, 2005, International Equity Fund was a series of JPMMFSG, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996.

         After the close of business on February 18, 2005, the JPMorgan International Opportunities Fund acquired all of the assets and liabilities of JPMorgan Global 50 Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMIF, on behalf of JPMorgan International Opportunities Fund, and JPMST, on behalf of JPMorgan Global 50 Fund. Similarly, after the close of business on February 18, 2005, the JPMorgan International Equity Fund acquired all of the assets and liabilities of One Group Diversified International Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMMFSG, on behalf of JPMorgan International Equity Fund, and One Group Mutual Funds, on behalf of One Group Diversified International Fund.

         For ease of reference, throughout this SAI, the Board of Trustees of the Trust, the Board of Trustees of JPMMFS, and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the "Board of Trustees."

SHARE CLASSES

         The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:



Asia Equity Fund                              Select, Institutional, Class A, Class B and Class C
Emerging Markets Equity Fund                  Select, Institutional, Class A, Class B and Class C
European Fund                                 Select, Institutional, Class A, Class B and Class C
International Equity Fund                     Select, Institutional, Class A, Class B and Class C
International Growth Fund                     Select, Institutional, Class A, Class B and Class C
International Opportunities Fund              Select, Institutional, Class A, Class B and Class C
International Small Cap Equity Fund           Select, Institutional, Class A, Class B and Class C
International Value Fund                      Select, Institutional, Class A, Class B and Class C
Japan Fund                                    Select, Institutional, Class A, Class B and Class C



         Currently, each Fund offers the following classes of shares:



Asia Equity Fund                              Select, Institutional and Class A
Emerging Markets Equity Fund                  Select, Institutional, Class A and Class B
European Fund                                 Select, Institutional, Class A, Class B and Class C
International Equity Fund                     Select, Class A, Class B, Class C and Ultra
International Growth Fund                     Class A and Class B
International Opportunities Fund              Select, Institutional, Class A and Class B
International Value Fund                      Select, Institutional, Class A and Class B
Japan Fund                                    Class A and Class B



         The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

         Effective February 19, 2005, the following Predecessor Funds were renamed with the approval of the Board of Trustees:



NEW NAME                                        FORMER NAME
JPMorgan Asia Equity Fund                       JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund           JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund              JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund              JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund       JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund    JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund               JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund                 JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund                             JPMorgan Fleming Japan Fund


         Effective February 28, 2004, the JPMorgan Fleming European Fund was renamed JPMorgan Fleming Intrepid European Fund with the approval of the Board of Trustees.


         Effective May 1, 2003, the following Predecessor Trusts were renamed with the approval of the Board of Trustees:



NEW NAME                                        FORMER NAME
J.P. Morgan Mutual Fund Group                   Mutual Fund Group
J.P. Morgan Mutual Fund Select Group            Mutual Fund Select Group


         Effective January 3, 2003, the JPMorgan Select International Equity Fund was renamed JPMorgan Fleming International Equity Fund with the approval of the Board of Trustees.

         Effective June 25, 2002, the JPMorgan Fleming Pacific Region Fund was JPMorgan Fleming Asia Equity Fund renamed with the approval of the Board of Trustees.


MISCELLANEOUS


         This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.


         This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

         In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund"). The other JPMorgan Funds are covered by separate Statements of Additional Information.

         The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser"). The International Growth Fund, Japan Fund, European Fund and International Equity Fund are sub-advised by J.P. Morgan Fleming Asset Management (London) Limited ("JPMFAM (London)") and the Asia Equity Fund is sub-advised by JF International Management Inc. ("JFIMI" together with JPMFAM (London), the "Sub-Advisers," each a "Sub-Adviser").

         Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS


         The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.


         EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.


         Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.


         The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.


         COMMON STOCK WARRANTS AND RIGHTS. The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

         Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuers to shareholders.

         Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire worthless if it is not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS


         FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.


         The Funds make substantial investments in foreign countries. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.


         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


         Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

         All the Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Investments in Russia by the Emerging Market Equity Fund will be subject to the risks of an emerging market with certain heightened risks, such as ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Emerging Markets Equity Fund's custodian or subcustodian or in an effective central depository system which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Emerging Markets Equity Fund could lose its registration and ownership of Russian securities through fraud, negligence or faulty oversight. The Emerging Markets Equity Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations. However, such extracts are not legally enforceable and would not prevent loss or dilution of the ownership rights from fraudulent or negligent acts or oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk. Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.


         The Funds may invest in securities denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's Net Asset Value ("NAV").


         Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         SOVEREIGN OBLIGATIONS. All of the Funds, except for the International Value Fund and the International Opportunities Fund, may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.


         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         BRADY BONDS. Only the Emerging Markets Equity Fund, International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury.


         OBLIGATIONS OF SUPRANATIONAL ENTITIES. With the exception of International Value Fund, International Opportunities Fund and Asia Equity Fund, the Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.


                    CORPORATE BONDS AND OTHER DEBT SECURITIES


         CORPORATE BONDS. The Funds may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

         MORTGAGE-BACKED SECURITIES. With the exception of the Asia Equity Fund, International Growth Fund, European Fund, and Japan Fund, the Funds may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

         Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates") and other collateralized mortgage obligations ("CMOs").

         Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         STRIPPED MORTGAGE-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund may invest in stripped mortgage-backed securities ("SMBSs") which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued

SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

         MORTGAGE DOLLAR ROLL TRANSACTIONS. The International Equity Fund may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% a Fund's total assets.

         STRUCTURED PRODUCTS. Only the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

         The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

         Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

         FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Only the International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by these Funds, including Participation Certificates (described below), on the basis of published financial information and reports of the rating agencies and other bank analytical services to which these Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.


         Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate securities adjustment indexes, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities. Demand features provided by foreign banks involve certain risks associated with foreign investments.

         The International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutional or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that such Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees has determined meets the prescribed quality standards for a particular Fund.

         A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of a Fund's participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

         The International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may also invest in certificates of indebtedness or safekeeping which are documentary receipts for documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Funds' yields may decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party.

         ASSET-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund and International Equity Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


         Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.


                            MONEY MARKET INSTRUMENTS


         Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."


         U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.


         The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         FOREIGN GOVERNMENT OBLIGATIONS. Certain Funds may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Obligations."

         SUPRANATIONAL OBLIGATIONS. Certain Funds may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

         BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.


         The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.


         COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.


                             TAX EXEMPT OBLIGATIONS

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.


         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.


         MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

         Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.


         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.


                             ADDITIONAL INVESTMENTS


         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. All Funds, except for the Asia Equity Fund, International Growth Fund, European Fund and Japan Fund, may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

         FORWARD COMMITMENTS. The International Growth, Japan, Asia Equity, European, and International Equity Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Funds' assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

         Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

         To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.


         INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

         If a Fund has outstanding borrowings, any Interfund Loans to the Fund
(a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

         A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

         No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.


         The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

         REVERSE REPURCHASE AGREEMENTS. All of the Funds, except the International Small Cap Equity Fund, may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


         There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.


         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.


         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.


         REAL ESTATE INVESTMENT TRUSTS. The International Equity Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS


         Each of the Funds, except for International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund, are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to their portfolio securities.


         The International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) these Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities and (2) these Funds may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         All of the Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

         The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.


         In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

         BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Emerging Markets Equity Fund, International Growth Fund, Japan Fund and Asia Equity Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's ("S&P") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining a Fund's NAV. See Appendix A for more detailed information on the various ratings categories.


                        OPTIONS AND FUTURES TRANSACTIONS


         EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

         Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.


         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

         COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.

For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.


         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)


         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS


         Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").


         Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.


         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

         The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT


         The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

         RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

         MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

         LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

         CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.


         CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

         LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.


                               PORTFOLIO TURNOVER


         A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.



                                           FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                               10/31/03              10/31/04
                                               --------              --------
     Asia Equity Fund                           172%                   175%
     Emerging Markets Equity Fund                85%                   118%
     European Fund*                             717%                   440%
     International Equity Fund                   16%                    24%
     International Growth Fund                   38%                    47%
     International Opportunities                 79%                    98%
     International Value Fund                   132%                   108%
     Japan Fund**                               797%                   221%



* The variation in portfolio turnover rate was a result of the region's market activity.
** The portfolio turnover rate was affected by profit-taking and reinvesting the funds in new investments.


                             INVESTMENT RESTRICTIONS


         The investment restrictions below have been adopted by the Trust with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

         For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


         Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental.

FUNDAMENTAL INVESTMENT RESTRICTIONS.


(1) The International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund may not make any investment inconsistent with their classification as a diversified investment company under the "1940 Act";


(2)      (a)   The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;


         (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of that Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;


(3)      (a)   The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

         (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not issue any senior security (as defined in the 1940 Act) except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;


(4) The Funds may not borrow money, except to the extent permitted by applicable law;


(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6)      (a)   The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, these Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) make direct investments in mortgages;

         (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7)      (a)   The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; or

(7)      (b)   The International Growth Fund, Japan Fund, Asia Equity Fund,
European Fund and International Equity Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;


(8) The Funds may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law;

(9) The European Fund may not invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

(10) The European Fund may not deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; and

(11) The European Fund may not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

         In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.


         For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval. Each of the Funds:

(1) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(2) May not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

(5) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell interests in oil, gas or mineral leases;

(6) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures;

(7) Each of the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest than 10% of its total assets in the securities of other investment companies; and

(8) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


         For investment restriction purposes for the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund, the issuer of a tax exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


         With respect to the European Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.


         If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time of purchase, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value for other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                                    TRUSTEES


         The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                    NUMBER OF
    NAME (YEAR OF BIRTH);                                      PORTFOLIOS IN FUND
      POSITIONS WITH              PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN            OTHER DIRECTORSHIPS HELD
     THE FUNDS (SINCE)             DURING PAST 5 YEARS             BY TRUSTEE(1)              OUTSIDE FUND COMPLEX
   ----------------------         ---------------------        ------------------           ------------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG            Retired; Vice President &              110              None.
(1941); Trustee of Trust        Treasurer of Ingersoll-Rand
since 2005; Trustee of          Company (manufacturer of
Predecessor Funds since 1987.   industrial equipment)
                                (1972-2000).

ROLAND R. EPPLEY, JR.           Retired; President & Chief             110              Director, Janel Hydro, Inc.
(1932); Trustee of Trust        Executive Officer, Eastern                              (automotive) (1993-present).
since 2005; Trustee of          States Bankcard (1971-1988).
Predecessor Funds since 1989.

                                                                    NUMBER OF
    NAME (YEAR OF BIRTH);                                      PORTFOLIOS IN FUND
      POSITIONS WITH              PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN            OTHER DIRECTORSHIPS HELD
     THE FUNDS (SINCE)             DURING PAST 5 YEARS             BY TRUSTEE(1)              OUTSIDE FUND COMPLEX
   ----------------------         ---------------------        ------------------           ------------------------
JOHN F. FINN                    President and Chief                    110              Director, Cardinal Health, Inc
(1947); Trustee of Trust        Executive Officer of                                    (CAH) (1994-present).
since 2005.                     Gardner, Inc. (wholesale
                                distributor to outdoor power
                                equipment industry)
                                (1979-present).

DR. MATTHEW GOLDSTEIN           Chancellor of the City                 110              Trustee of Bronx-Lebanon Hospital
(1941); Trustee of Trust        University of New York                                  Center (1992-present); Director of
since 2005; Trustee of          (1999-present); President,                              New Plan Excel Realty Trust, Inc.
Predecessor Funds since 2003.   Adelphi University (New                                 (real estate investment trust)
                                York) (1998-1999).                                      (2000-present); Director of
                                                                                        Lincoln Center Institute for the
                                                                                        Arts in Education (1999-present).

ROBERT J. HIGGINS (1945);       Retired; Director of                   110              Director of Providian Financial
Trustee of Trust since 2005;    Administration of the State                             Corp. (banking) (2002-present).
Trustee of Predecessor Funds    of Rhode Island (2003-2004);
since 2002.                     President - Consumer Banking
                                and Investment Services,
                                Fleet Boston Financial
                                (1971-2001).

PETER C. MARSHALL               Self-employed business                 110              None.
(1942); Trustee of Trust        consultant (2002-present);
since 2005.                     Senior Vice President, W.D.
                                Hoard, Inc. (corporate
                                parent of DCI Marketing,
                                Inc.) (2000-2002);
                                President, DCI Marketing,
                                Inc. (1992-2000).

MARILYN McCOY                   Vice President of                      110              Director, Mather LifeWays
(1948); Trustee of Trust        Administration and Planning,                            (1994-present); Director, Carleton
since 2005.                     Northwestern University                                 College (2003-present).
                                (1985-present).

WILLIAM G. MORTON, JR.          Retired; Chairman Emeritus             110              Director of Radio Shack
(1937); Trustee of Trust        (2001-2002), and Chairman                               Corporation (electronics)
since 2005; Trustee of          and Chief Executive Officer,                            (1987-present); Director of The
Predecessor Funds since 2003.   Boston Stock Exchange (1985-                            National Football Foundation and
                                2001).                                                  College Hall of Fame
                                                                                        (1994-present); Trustee of the
                                                                                        Berklee College of Music
                                                                                        (1998-present); Trustee of the
                                                                                        Stratton Mountain School
                                                                                        (2001-present).

ROBERT A. ODEN, JR. (1946);     President, Carleton College            110              Director, American University in
Trustee of Trust since 2005.    (2002-present); President,                              Cairo.
                                Kenyon College (1995-2002).

                                                                    NUMBER OF
    NAME (YEAR OF BIRTH);                                      PORTFOLIOS IN FUND
      POSITIONS WITH              PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN            OTHER DIRECTORSHIPS HELD
     THE FUNDS (SINCE)             DURING PAST 5 YEARS             BY TRUSTEE(1)              OUTSIDE FUND COMPLEX
   ----------------------         ---------------------        ------------------           ------------------------
FERGUS REID, III                Chairman of Lumelite                   110              Trustee of Morgan Stanley Funds
(1932); Trustee of Trust        Corporation (plastics                                   (209 portfolios) (1995-present).
(Chairman) since 2005;          manufacturing)
Trustee (Chairman) of           (2003-present); Chairman and
Predecessor Funds since 1987.   CEO of Lumelite Corporation
                                (1985-2002).

FREDERICK W. RUEBECK            Advisor, Jerome P. Green &             110              Director, AMS Group
(1939); Trustee of Trust        Associates, LLC                                         (2001-present); Director, Wabash
since 2005.                     (broker-dealer)                                         College (1988-present); Trustee,
                                (2002-present); Investment                              Seabury-Western Theological
                                Officer, Wabash College                                 Seminary (1993-present); Chairman,
                                (2004-present);                                         Indianapolis Symphony Orchestra
                                self-employed consultant                                Foundation (1994-present).
                                (January 2000 to present);
                                Director of Investments,
                                Eli Lilly and Company
                                (1988-1999).

JAMES J. SCHONBACHLER (1943);   Retired; Managing Director             110              None.
Trustee of Trust since 2005;    of Bankers Trust Company
Trustee of Predecessor Funds    (financial services)
since 2001.                     (1968-1998).

INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.*       Retired; Chief Executive               110              None.
(1935); Trustee of Trust        Officer of Chase Mutual
since 2005; Trustee of          Funds (investment company)
Predecessor Funds since 1998.   (1989-1998); President &
                                Chief Executive Officer of
                                Vista Capital Management
                                (investment management)
                                (1990-1998); Chief
                                Investment Executive of
                                Chase Manhattan Private Bank
                                (investment management)
                                (1990-1998).



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees oversees includes seven registered investment companies (110 portfolios) as of the date of this SAI.
* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

         Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.


STANDING COMMITTEES


         The Board of Trustees currently has four standing committees: the Audit, Valuation and Compliance, Governance, and Investment Committees. The Board does not have a Compensation Committee.

         The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to:
(i) appoint and determine compensation of the Funds' independent accountants;
(ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the

1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants; and (vii) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended October 31, 2004.

         The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; (ii) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (iii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and Compliance Committee was consulted by management of the JPMorgan Funds on one occasion during the fiscal year ended October 31, 2004. Prior to February 19, 2005, the Valuation and Compliance Committee was known as the Valuation Committee.

         The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' auditors). The Governance Committee met once during the fiscal year ended October 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

         Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitates the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee met once during the fiscal year ended October 31, 2004.

         The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1):

                                OWNERSHIP OF      OWNERSHIP OF         OWNERSHIP OF              OWNERSHIP OF
                               INTERNATIONAL    EMERGING MARKETS       INTERNATIONAL        INTERNATIONAL GROWTH
      NAME OF TRUSTEE            VALUE FUND       EQUITY FUND        OPPORTUNITIES FUND             FUND
---------------------------    ------------     ----------------     ------------------     --------------------
INDEPENDENT TRUSTEES
William J. Armstrong               None              None                   None                    None
Roland R. Eppley, Jr.              None              None            $50,001 - $100,000             None
John F. Finn                       None                                     None                    None
Dr. Matthew Goldstein              None              None                   None                    None
Robert J. Higgins                  None              None                   None                    None
Peter C. Marshall                  None              None                   None                    None
Marilyn McCoy                      None              None                   None                    None
William G. Morton, Jr.             None              None                   None                    None
Robert A. Oden, Jr.                None              None                   None                    None
Fergus Reid, III                   None              None                   None                    None
Frederick W. Ruebeck               None              None                   None                    None
James J. Schonbachler              None              None                   None                    None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.           None              None                   None                    None

                                OWNERSHIP                                                      OWNERSHIP OF
                                 OF JAPAN         OWNERSHIP OF        OWNERSHIP OF ASIA      INTERNATIONAL SMALL
      NAME OF TRUSTEE              FUND          EUROPEAN FUND          EQUITY FUND           CAP EQUITY FUND
---------------------------    ------------     ----------------     ------------------     --------------------
INDEPENDENT TRUSTEES
William J. Armstrong               None              None                   None                    None
Roland R. Eppley, Jr.              None              None                   None                    None
John F. Finn                       None              None                   None                    None
Dr. Matthew Goldstein              None              None                   None                    None
Robert J. Higgins                  None              None                   None                    None
Peter C. Marshall                  None              None                   None                    None
Marilyn McCoy                      None              None                   None                    None
William G. Morton, Jr.             None              None                   None                    None
Robert A. Oden, Jr.                None              None                   None                    None
Fergus Reid, III                   None              None                   None                    None
Frederick W. Ruebeck               None              None                   None                    None
James J. Schonbachler              None              None                   None                    None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.           None              None                   None                    None

                              OWNERSHIP OF         AGGREGATE OWNERSHIP OF ALL
                              INTERNATIONAL      REGISTERED INVESTMENT COMPANIES
                               EQUITY FUND      OVERSEEN BY TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                                   INVESTMENT COMPANIES(1) (2)
-----------------           ----------------    --------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong               None                   Over $100,000
Roland R. Eppley, Jr.              None                   Over $100,000
John F. Finn                       None                   Over $100,000
Dr. Matthew Goldstein              None                 $50,001 - $100,000
Robert J. Higgins                  None                        None
Peter C. Marshall                  None                   Over $100,000
Marilyn McCoy                      None                   Over $100,000
William G. Morton, Jr.             None                        None
Robert A. Oden, Jr.                None                   Over $100,000
Fergus Reid, III                   None                   Over $100,000
Frederick W. Ruebeck               None                   Over $100,000
James J. Schonbachler              None                 $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.           None                   Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Family of Investment Companies consisted of 16 registered investment companies, including the former One Group Mutual Funds (now known as JPMorgan Trust II) (51 portfolios), one Group Investment Trust (nine portfolios), and 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios).

(2) For Messrs. Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs. Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

         As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

         Each Trustee is currently paid an annual fee of $122,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. For his services as Vice Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Marshall is paid an additional $41,000. Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Chairmen) are paid an additional $40,000 for their services as committee Chairmen. Sub-Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as Sub-Committee Chairmen) are paid an additional $20,000 for their services as Sub-Committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.


         Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, are set forth below:


                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS*



                                                             EMERGING MARKET                               INTERNATIONAL
NAME OF TRUSTEE                     ASIA EQUITY FUND           EQUITY FUND           EUROPEAN FUND          EQUITY FUND
---------------                 ------------------------- --------------------- ---------------------- ------------------
INDEPENDENT TRUSTEES
William J. Armstrong                    $       65              $    110               $    145            $   1,608
Roland R. Eppley, Jr.                           48                    82                    108                1,206
John F. Finn                                     0                     0                      0                    0
Dr. Matthew Goldstein                           48                    82                    108                1,206
Robert J. Higgins                               48                    82                    108                1,206
Peter C. Marshall                                0                     0                      0                    0
Marilyn McCoy                                    0                     0                      0                    0
William G. Morton, Jr.                          48                    82                    108                1,206
Robert A. Oden, Jr.                              0                     0                      0                    0
Fergus Reid, III                               101                   172                    226                2,513
Frederick W. Ruebeck                             0                     0                      0                    0
James J. Schonbachler                           48                    82                    108                1,206
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                         4                    10                     13                  166

                                  INTERNATIONAL GROWTH     INTERNATIONAL VALUE       INTERNATIONAL
NAME OF TRUSTEE                           FUND                     FUND           OPPORTUNITIES FUND        JAPAN FUND
---------------                 ------------------------- --------------------- ---------------------- --------------------
INDEPENDENT TRUSTEES
William J. Armstrong                    $        6              $     66               $    267            $      36
Roland R. Eppley, Jr.                            5                    50                    200                   27
John F. Finn                                     0                     0                      0                    0
Dr. Matthew Goldstein                            5                    50                    200                   27
Robert J. Higgins                                5                    50                    200                   27
Peter C. Marshall                                0                     0                      0                    0
Marilyn McCoy                                    0                     0                      0                    0
William G. Morton, Jr.                           5                    50                    200                   27
Robert A. Oden, Jr.                              0                     0                      0                    0
Fergus Reid, III                                10                   104                    417                   57
Frederick W. Ruebeck                             0                     0                      0                    0
James J. Schonbachler                            5                    50                    200                   27
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                         1                     6                     24                    6

                                   TOTAL COMPENSATION
                                     PAID FROM FUND
NAME OF TRUSTEE                        COMPLEX (1)
---------------                 -----------------------
INDEPENDENT TRUSTEES
William J. Armstrong                  $  160,000
Roland R. Eppley, Jr.                    120,000
John F. Finn                                   0
Dr. Matthew Goldstein                    120,000
Robert J. Higgins                        120,000
Peter C. Marshall                              0
Marilyn McCoy                                  0
William G. Morton, Jr.                   120,000
Robert A. Oden, Jr.                            0
Fergus Reid, III                         250,000
Frederick W. Ruebeck                           0
James J. Schonbachler                    120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 160,000^



* As of the date of this SAI, the International Small Cap Equity Fund had not commenced operations.

^    Includes $146,667 of deferred compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table as shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

         The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

         Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

         The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

         The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.


         The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
        -----------------                                           -------------------
George C.W. Gatch (1962),           Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group
President (2001)                    Funds.  An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and
                                    Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President (2004)**      Mutual Funds from November 2001 until present.  From October 1999 to present, Vice
                                    President and Treasurer, One Group Administrative Services, Inc. (now known as
                                    JPMorgan Funds Management, Inc.), and Vice President and Treasurer, One Group
                                    Dealer Services, Inc. (now known as JPMorgan Distribution Services, Inc.)

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
        -----------------                                           -------------------
Patricia A. Maleski (1960),         Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief            Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in
Administrative Officer (2004)       2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a
                                    service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey (1969),         Director of Mutual Fund Administration, One Group Administrative Services, Inc. (now known as
Treasurer (2004)**                  JPMorgan Funds Management, Inc.) since 2004; Ms. Dorsey worked for Bank One Corporation (now known as JP Morgan Chase & Co.) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers
                                    LLP from 1992 through 2002.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Secretary (2005)                    (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                    attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant General
Assistant Secretary (2004)**        Counsel and Associate General Counsel and Vice President, Gartmore Global
                                    Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Various attorney positions for Bank One Corporation (now known as JP Morgan Chase &
Assistant Secretary (2004)**        Co.) since 1990.

Nancy E. Fields (1949),             From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)**        Administrative Services, Inc. (now known as JPMorgan Funds Management, Inc.) and
                                    Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. (now known as
                                    JPMorgan Distribution Services, Inc.) From July 1999 to October 1999, Project
                                    Manager, One Group, Banc One Investment Advisors Corporation (now known as JPMorgan
                                    Investment Advisors, Inc.).

Avery P. Maher (1945),              Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice
Assistant Secretary (2004)          President and Assistant Secretary of John Hancock Advisers, LLC, from 1992 to
                                    2004.

Alaina V. Metz (1967),              Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary (2001)*

Suzanne E. Cioffi (1967),           Vice President, JPMIM, responsible for mutual fund financial reporting.  During
Assistant Treasurer (2005)          the past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965),        Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)          mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                    Administration at Prudential Investments.

Stephen M. Ungerman (1953),         Vice President, JPMIM; previously, head of Fund Administration - Pooled Vehicles.
Chief Compliance Officer (2004)     Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in
                                    Prudential Financial's asset management business, including Associate General
                                    Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.


*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

         As of January 31, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS


         The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

         The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

         The code of ethics adopted by JPMIM requires that all employees must:
(i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.


         JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES


         The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.


         JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

         To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.


         Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.


         The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

         - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

         - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

         - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

         - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

         - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

         - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

         - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

         - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

         - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

         - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

         The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

         - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.


         - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).


         - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

         - JPMIM votes against proposals for a super-majority vote to approve a merger.

         - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

         - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

         - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30, 2004 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.

                          PORTFOLIO HOLDINGS DISCLOSURE


         As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

         The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:



       Vickers Stock Research Corp.                            Quarterly       30 days after month end
       Standard & Poor's                                       Monthly         30 days after month end
       MorningStar Inc.                                        Monthly         30 days after month end
       Lipper, Inc.                                            Monthly         30 days after month end
       Thomson Financial                                       Monthly         30 days after month end
       Bloomberg LP                                            Monthly         30 days after month end
       Casey Quirk & Acito                                     Monthly         30 days after month end
       Vestek                                                  Monthly         30 days after month end
       Investment Company Institute                            Monthly         30 days after month end
       Fidelity Investments Strategic Advisers, Inc.           Monthly         30 days after month end
       Sisters of Saint Joseph of Peace                        Quarterly       30 days after month end



         In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

         Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

         The Funds also include information concerning the Funds' top ten holdings, and other related information, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.


         Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.


                       INVESTMENT ADVISER AND SUB-ADVISERS

         Pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

         Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for International Value Fund, Emerging Markets Equity Fund and International Opportunities. The day-to-day management for the other Funds is done by the Sub-Advisers. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

         Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

         Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian", "Administrator," "Shareholder Servicing" and "Distributor" sections.


         JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

         JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.


         The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."


         The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.


         On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to the Trust, reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and (iv) the contingent removal of each of the Funds from the Advisory Agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable.

         Under the Advisory Agreement, JPMIM may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMIM may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Funds and are under the common control of JPMIM as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMIM.

         On behalf of the International Growth Fund, Japan Fund, European Fund, International Small Cap Equity Fund and International Equity Fund, JPMIM has entered into an investment sub-advisory agreement with JPMFAM (London). On behalf of the Asia Equity Fund, JPMIM has entered into an investment sub-advisory agreement with JFIMI. The applicable Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to a Fund under applicable laws and that are under the common control of JPMIM; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by a Fund.


         JPMFAM (London) is a registered investment adviser under the Investment Advisers Act with the SEC and is regulated by the Investment Management Regulatory Organization ("IMRO") as an investment adviser. JPMFAM (London) provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for JPMFAM (London) also serve as portfolio managers for other funds. JPMFAM (London) is a wholly owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly owned subsidiary of Robert Fleming Asset Management Limited, which is wholly owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly owned by JPMFAMH. JPMFAM (London) is located at 20 Finsbury Street, London ELZ9YAQ.


         JFIMI is registered as a registered investment adviser under the Investment Advisers Act and the Securities and Futures Commission in Hong Kong. JFIMI is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management
(Asia) Inc., which is wholly owned by JPMFAMH. JFIMI is located at 21F, Chater House, 8 Connaught Road, Central Hong Kong.


         Pursuant to the terms of the Advisory Agreement and the sub-advisory agreements, the Adviser and Sub-Advisers are permitted to render services to others. Each such agreement is terminable without penalty by the Trust, on behalf of the Funds, on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Funds' shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser or Sub-Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser or Sub- Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser, under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets, as described in the Prospectuses.

         The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase (waived amounts are in parentheses), as applicable, with respect to the fiscal periods indicated (amounts in thousands):

                                              10/31/02                   10/31/03                   10/31/04
                                     PAID/ACCRUED     WAIVED     PAID/ACCRUED    WAIVED     PAID/ACCRUED   WAIVED
Asia Equity Fund                        $     106   $     (83)      $     284  $    (267)      $     449  $    (231)
Emerging Markets Equity
Fund                                          866         (67)            683       (165)            747       (126)
European Fund                                 390        (327)            377       (293)            626       (189)
International Equity Fund                   2,032        (508)          5,019     (1,231)         10,548     (2,131)
International Growth Fund*                     37         (37)             34        (34)             43        (43)
International Value Fund^                     453         (50)            246       (118)            270       (112)
Japan Fund                                     10         (10)             15        (15)            211        (49)
International Opportunities
Fund^                                   $   2,005   $       -       $   1,207  $     (43)      $   1,088  $     (50)


* The Fund changed its fiscal year end from 11/30 to 10/31.
^ The fees were paid by The International Equity Portfolio, The Emerging Market Equity Portfolio, and The International Opportunities Portfolio, respectively, prior to the despoking of the master-feeder structure on 9/9/01.


         As compensation for the services rendered and related expenses borne by Sub-Advisers, under the sub-advisory agreements, JPMIM have agreed to pay the Sub-Advisers a fee, which is computed daily and may be paid monthly, at the rate of 0.50% per annum, on the average daily net assets value of the assets of each Fund with a Sub-Adviser.


         The Advisory Agreement provides that it will continue in effect for a period beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust.


                   BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


         The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or their affiliates, has approved the Advisory Agreement for the Trust, on behalf of the Funds.

         As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

         In approving each Advisory Agreement, the Board of Trustees considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

         The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

         In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                  ADMINISTRATOR


         Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

         Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

         Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.


         The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.


         In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of the funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end ivestment companies in the JPMorgan Complex, including the series of the former One Group Mutual Funds.

         From September 10, 2001 to February 19, 2005, pursuant to the administration between Trusts and the Predecessor Trusts, on behalf of the Predecessor Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from each Predecessor Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each

Predecessor Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Predecessor Fund's sub-administrator.

         The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).


                                          FISCAL YEAR ENDED          FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                              10/31/02                   10/31/03                   10/31/04
                                     ------------------------   ------------------------   ------------------------
                                     PAID/ACCRUED    WAIVED     PAID/ACCRUED     WAIVED    PAID/ACCRUED    WAIVED
                                     ------------   ---------   ------------   ---------   ------------   ---------
Asia Equity Fund                        $      16   $     (16)     $      43   $     (43)     $      67   $     (67)
Emerging Markets
Equity
Fund                                          130        (126)           102        (102)           112        (112)
European Fund                                  90         (77)            87         (87)           144        (144)
International Equity                          305         (86)           753        (261)         1,582        (590)
Fund
International Growth                            6          (6)             5          (5)             6          (6)
Fund
International Value                           113         (54)            61         (61)            68         (68)
Fund
Japan Fund                                      2          (2)             2          (2)            32         (15)
International
Opportunities
Fund                                    $     501   $     (12)     $     302   $    (159)     $     272   $    (109)

                                   DISTRIBUTOR

         Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

         Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

         Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Predecessor Funds.

                                DISTRIBUTION PLAN


         The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

         JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

         Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets, and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

         No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.


         Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.


         Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.


         The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").


         The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified

Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


         The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS and the Predecessor Trusts with respect to the classes of Shares specified above.

         The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                          FISCAL YEAR ENDED                FISCAL YEAR ENDED                FISCAL YEAR ENDED
FUND                                          10/31/02                         10/31/03                         10/31/04
----                                          --------                         --------                         --------
                                    PAID/ACCRUED       WAIVED        PAID/ACCRUED       WAIVED        PAID/ACCRUED       WAIVED
ASIA EQUITY FUND
    Class A Shares                  $          6    $         (2)    $          2    $          -     $          1    $          -
    Class B Shares                             4              (1)               1               -                -               -
EMERGING MARKETS EQUITY FUND
    Class A Shares                             ^               -                -^              -                2               -
    Class B Shares                             ^               -                1               -                1               -
EUROPEAN FUND
    Class A Shares                            78                               69               -               87               -
    Class B Shares                            86                               76               -               93               -
    Class C Shares                            23                               20                               24
INTERNATIONAL EQUITY FUND
    Class A Shares*                            -^              -                9               -               99               -
    Class B Shares*                            -^              -                1               -                3               -
    Class C Shares**                           -               -                2               -               35               -
INTERNATIONAL GROWTH FUND
    Class A Shares                             7              (3)               7               -                9               -
    Class B Shares                             6              (1)               5               -                6               -
INTERNATIONAL OPPORTUNITIES FUND
    Class A Shares                            45               -               27               -               30               -
    Class B Shares                            17               -                9               -               10               -
INTERNATIONAL VALUE FUND
    Class A Shares                             -^              -                1               -                -^              -
    Class B Shares                             -^              -                1               -                3               -
JAPAN FUND
    Class A Shares                             2              (2)               3              (3)              51             (33)
    Class B Shares                             1               -                1               -                5               -


^Amount rounds to less than one thousand.

* The class commenced operations on 2/28/02.
** The class commenced operations on 1/31/03.

The table below sets forth the expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended October 31, 2004:



ASIA EQUITY FUND*
     Advertising and Sales Literature                                               $       18
     B Share Financing Charges                                                      $      482
     Compensation to dealers                                                        $      102
     Compensation to sales personnel                                                $        1
     Equipment, supplies and other                                                  $        7
     Printing, production and mailing of prospectuses to other than shareholders    $    2,504
EMERGING MARKETS EQUITY FUND
     Advertising and Sales Literature                                               $      639
     B Share Financing Charges                                                      $      991
     Compensation to dealers                                                        $    2,709
     Compensation to sales personnel                                                $      106
     Equipment, supplies and other                                                  $      722
     Printing, production and mailing of prospectuses to other than shareholders    $    3,001
EUROPEAN FUND
     Advertising and Sales Literature                                               $      596
     B Share Financing Charges                                                      $   83,055
     Compensation to dealers                                                        $   81,404
     Compensation to sales personnel                                                $      792
     Equipment, supplies and other                                                  $      255
     Printing, production and mailing of prospectuses to other than shareholders    $    2,527
INTERNATIONAL EQUITY FUND
     Advertising and Sales Literature                                               $       25
     B Share Financing Charges                                                      $    2,538
     Compensation to dealers                                                        $   11,123
     Compensation to sales personnel                                                $        2
     Equipment, supplies and other                                                  $       81
     Printing, production and mailing of prospectuses to other than shareholders    $   25,897
INTERNATIONAL GROWTH FUND **
     Advertising and Sales Literature                                               $       42
     B Share Financing Charges                                                      $    5,727
     Compensation to dealers                                                        $      166
     Compensation to sales personnel                                                $        7
     Equipment, supplies and other                                                  $       51
     Printing, production and mailing of prospectuses to other than shareholders    $    2,386
INTERNATIONAL OPPORTUNITIES FUND
     Advertising and Sales Literature                                               $    2,377
     B Share Financing Charges                                                      $    4,766
     Compensation to dealers                                                        $   33,396
     Compensation to sales personnel                                                $      388
     Equipment, supplies and other                                                  $    1,951
     Printing, production and mailing of prospectuses to other than shareholders    $    7,626

INTERNATIONAL VALUE FUND
     Advertising and Sales Literature                                               $        4
     B Share Financing Charges                                                      $    2,259
     Compensation to dealers                                                        $      569
     Compensation to sales personnel                                                $        1
     Equipment, supplies and other                                                  $        6
     Printing, production and mailing of prospectuses to other than shareholders    $    6,997
JAPAN FUND
     Advertising and Sales Literature                                               $       17
     B Share Financing Charges                                                      $    3,957
     Compensation to dealers                                                        $    2,002
     Compensation to sales personnel                                                $        3
     Equipment, supplies and other                                                  $      314
     Printing, production and mailing of prospectuses to other than shareholders    $      758


                                    CUSTODIAN


         Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund (other than the International Growth Fund) and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

         For fund accounting services, each Fund, except the Emerging Markets Equity Fund and the International Growth Fund, pays to JPMorgan Chase Bank the higher of the (a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $25,000.

         For fund accounting services, the Emerging Markets Equity Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $40,000.

         In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

         JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.


         Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston MA 02116, serves as the custodian and fund accountant for the International Growth Fund. In its roles as custodian and fund accountant, respectively, of the International Growth Fund, IBT is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. On or about March 25, 2005, JPMorgan Chase Bank will become the custodian and fund accountant for the International Growth Fund. At that time, the International growth Fund will begin paying fees to JPMorgan Chase Bank under the fund accounting fee schedule for international funds (except Emerging Markets Equity Fund) and the custody fee scheduled, both of which are as described above.


                            SECURITIES LENDING AGENT


         JPMorgan Chase Bank serves as the securities lending agent for the International Value, Japan, Emerging Markets Equity, International Opportunities, European and International Equity Funds. The Board of Trustees has approved the lending of portfolio securities of these Funds through JPMorgan Chase Bank acting as lending agent to certain borrowers. By lending portfolio securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after rebates and fees, is included in the Statement of Operations as "Securities lending (net)."

         The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned.


         Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMorgan Chase Bank invests the cash collateral on behalf of the Funds in accordance with the investment guidelines contained in the securities lending agreement.


         JPMorgan Chase Bank, as lending agent, receives a fee equal to 0.05% (0.06% prior to January 31, 2004) of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans of non-U.S. securities outstanding during a given month. For the fiscal year ended October 31, 2004, JPMorgan Chase Bank received fees of $74,228.


         Risk of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMorgan Chase Bank will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

                                 TRANSFER AGENT


         Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

         Prior to February 19, 2005, DST Systems, Inc. served as each Predecessor Fund's transfer and dividend disbursing agent.


                              SHAREHOLDER SERVICING


         The Trust, on behalf of each of the Funds, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

         "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

         "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

         Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).



         Select Class, Class A, Class B and Class C                  0.25%
         Institutional Class                                         0.10%



         Prior to July 21, 2003, the Japan Fund did not pay shareholder servicing fees for the Class A Shares. Ultra Shares do not pay shareholder servicing fees.

         To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

         JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

         The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

         Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds.


         The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):


                                          FISCAL YEAR ENDED                FISCAL YEAR ENDED                FISCAL YEAR ENDED
                                              10/31/02                         10/31/03                         10/31/04
                                    ----------------------------     ----------------------------     ----------------------------
                                        PAID/                           PAID/                            PAID/
                                       ACCRUED         WAIVED          ACCRUED          WAIVED          ACCRUED          WAIVED
                                    ------------    ------------     ------------    ------------     ------------    ------------
ASIA EQUITY FUND
Class A Shares                      $          -    $          -     $          1    $         (1)    $          1    $         (1)
Class B Shares                                 1              (1)               -^              -^               -^              -^
Institutional Shares**                         2              (2)               8              (6)              18              (4)
Select Shares                                 13               -               48               -               66              (1)
EMERGING MARKETS
EQUITY FUND
Class A Shares                                 -               -                -^              -^               2              (2)
Class B Shares                                 -               -                -^              -^               -^              -^
Institutional Shares                          62             (62)              50             (49)              50             (43)
Select Shares                                 61             (16)              47             (22)              60             (10)
EUROPEAN FUND
Class A Shares                                 -               -               37              (9)              87              (7)
Class B Shares                                29               -               25               -               31               -
Class C Shares                                 8               -                7               -                8               -
Institutional Shares                           6              (6)               8              (8)              28             (28)

                                          FISCAL YEAR ENDED                FISCAL YEAR ENDED                FISCAL YEAR ENDED
                                              10/31/02                         10/31/03                         10/31/04
                                    ----------------------------     ----------------------------     ----------------------------
                                        PAID/                           PAID/                            PAID/
                                       ACCRUED         WAIVED          ACCRUED          WAIVED          ACCRUED          WAIVED
                                    ------------    ------------     ------------    ------------     ------------    ------------
Select Shares                                 20              (5)              24              (1)              45               -
INTERNATIONAL EQUITY
FUND
Class A Shares*                                -^              -                9              (9)              99             (55)
Class B Shares*                                -^              -                -^              -                1              (1)
Class C Shares***                              -               1               (1)             12               (7)
Select Shares                                508            (453)           1,245            (767)           2,525          (1,684)
INTERNATIONAL GROWTH FUND
Class A Shares                                 7              (7)               7              (7)               9              (9)
Class B Shares                                 2              (2)               2              (2)               2              (2)
INTERNATIONAL
OPPORTUNITIES FUND
Class A Shares                                44              (4)              27             (24)    $         30    $        (15)
Class B Shares                                 6               -                3              (3)               3              (2)
Institutional Shares                         276            (151)             162            (118)             134            (103)
Select Shares                                 95              (4)              68             (16)              86              (4)
INTERNATIONAL VALUE FUND
Class A Shares                                 -               -                -^              -                -^              -
Class B Shares                                 -               -                1              (1)               1              (1)
Institutional Shares                          55             (38)              25             (25)              28             (28)
Select Shares                                 52              (5)              40              (5)              43               -
JAPAN FUND
Class A Shares                                 -               -                2              (2)              51             (50)
Class B Shares                                 -               -                -^              -                2              (1)



         Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.


         For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.


         JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the

Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.


         JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES


         The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


         JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES


         The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

         Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.


         Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.


         The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                    CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

         JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.


         Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

         Revenue sharing payments are usually structured in one of three ways:
(i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

         FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million, and 0.20% thereafter.

         The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

         JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.


         JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.


                      PURCHASES, REDEMPTIONS AND EXCHANGES

         The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.


         An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

         The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

         Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has not filed an election under Rule 18f-1 under the 1940 Act.

         Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

         EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

         Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

         SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

         (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

         (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

         If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

         For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

         For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

         Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.


         ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

         The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.


         A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.


         The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

         Investors may incur a fee if they effect transactions through a Financial Intermediary.


         REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Funds purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% discount, referred to in the Funds' prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.


         The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with the Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that JPMDS, the Funds' distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.


         Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to effectively identify market timers or the Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.


         For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.

         CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.


         APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.


                           DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

         Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

         The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.


         Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

         Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

         For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

         Futures, options and other derivatives are valued on the basis of available market quotations.

         Securities of other open-end investment companies are valued at their respective NAVs.

         Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

         Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.


                             PORTFOLIO TRANSACTIONS


         On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.


         In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

         Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


         Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.


         Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.


         On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

         If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):


                                                  FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                                      10/31/02                10/31/03                10/31/04
                                                  -----------------       -----------------       -----------------
ASIA EQUITY FUND
Total Brokerage Commissions                         $     64,685            $    242,745            $    358,945

Brokerage Commissions to Affiliated
Broker/Dealer                                              8,738                  23,687                  30,064

EMERGING MARKETS EQUITY FUND
Total Brokerage Commissions                              381,890                 283,288                 459,320

Brokerage Commissions to Affiliated
Broker/Dealer                                             12,010                     307                     205

EUROPEAN FUND
Total Brokerage Commissions                            2,613,492               1,626,011               1,451,510

Brokerage Commissions to Affiliated
Broker/Dealer                                              2,050                  24,213                     334

INTERNATIONAL EQUITY FUND
Total Brokerage Commissions                               95,633                 367,410                 586,595

Brokerage Commissions to Affiliated
Broker/Dealer                                                127                       -                       -

INTERNATIONAL GROWTH FUND
Total Brokerage Commissions                                8,389               1,156,301                   5,585

Brokerage Commissions to Affiliated
Broker/Dealer                                                  -                       -                       -

INTERNATIONAL OPPORTUNITIES FUND
Total Brokerage Commissions                            1,317,222                 686,238            $    570,298

Brokerage Commissions to Affiliated
Broker/Dealer                                              1,370                       -                       -

INTERNATIONAL VALUE FUND
Total Brokerage Commissions                              533,410                 204,592                 160,254

Brokerage Commissions to Affiliated
Broker/Dealer                                             35,209                       -                       -

JAPAN FUND
Total Brokerage Commissions                                8,086                  37,206                 339,939

Brokerage Commissions to Affiliated
Broker/Dealer                                                119                       -                     866

         Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.


         Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehrman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.

                                 DELAWARE TRUST

         JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

         Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. The Trust's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series or class. In addition, the Declaration of Trust provides that neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

         The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

         The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                              DESCRIPTION OF SHARES


         The Trust is an open-end, management investment company organized as Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See "Delaware Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

         The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

         The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

         The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

         The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

         The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

         Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

         In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

         Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.


         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds had the following capital loss carryforwards as of the fiscal year ended October 31, 2004.


CAPITAL LOSS CARRYOVER


                                                      CAPITAL LOSS
                                                       CARRYOVER                EXPIRES
                                                    ----------------
ASIA EQUITY FUND                                            (431,056)          10/31/2011
                                                    ----------------
                                                            (431,056)
                                                    ================

EMERGING MARKETS EQUITY                                  (54,872,878)          10/31/2006
                                                         (28,177,633)          10/31/2007
                                                          (2,888,019)          10/31/2008
                                                         (12,743,985)          10/31/2009
                                                          (5,296,745)          10/31/2010
                                                    ----------------

                                                        (103,979,260)  *
                                                    ================

INTERNATIONAL EQUITY FUND                                 (8,298,589)          10/31/2010
                                                          (9,912,038)          10/31/2011
                                                    ----------------
                                                         (18,210,627)
                                                    ================

INTERNATIONAL GROWTH FUND                                   (136,765)          10/31/2009
                                                            (748,119)          10/31/2010
                                                            (256,991)          10/31/2011
                                                    ----------------
                                                          (1,141,875)
                                                    ================

INTERNATIONAL OPPORTUNITIES FUND                         (65,124,821)          10/31/2009
                                                         (49,498,306)          10/31/2010
                                                         (15,832,667)          10/31/2011
                                                    ----------------
                                                        (130,455,794)
                                                    ================

INTERNATIONAL VALUE FUND
                                                         (26,846,138)          10/31/2009
                                                    ----------------
                                                         (26,846,138)
                                                    ================

JAPAN FUND                                                  (493,865)          10/31/2009
                                                            (186,922)          10/31/2010
                                                    ----------------
                                                            (680,787)
                                                    ================



* The above capital loss carryover includes 5,311,348 of losses acquired from J.P. Morgan Emerging Markets Equity Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.


         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

         Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


         FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by a Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

         Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund.

         Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. Each Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by a Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

         Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

         ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

         Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

         Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

         In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

         Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

         TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund.

         Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

         Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to a Fund's shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.


         Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


         Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

         Conversely, if a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.


         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of a Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

         In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.


         BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.


         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31. 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply of the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.


         FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.


         If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.


         A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.


         STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


         Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION


         As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

         Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

         PRINCIPAL HOLDERS. As of January 31, 2005, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds:



FUND AND CLASS OF SHARES            NAME AND ADDRESS OF SHAREHOLDER               PERCENTAGE HELD
----------------------------------- --------------------------------------------- ---------------
EMERGING MARKETS EQUITY FUND

Select Class Shares                 CITIGROUP GLOBAL MARKETS INC.*                         29.822
                                    BOOK ENTRY ACCOUNT
                                    ATTN: MATT MAESTRI
                                    333 WEST 34TH ST
                                    7TH FL MUTUAL FUNDS DEPT
                                    NEW YORK NY 10001-2402

                                    NATIONAL FINANCIAL SERVICES CORP*                      25.479
                                    FOR THE EXCLUSIVE BENEFIT OF
                                    OUR CUSTOMERS
                                    ATTN: MUTUAL FUNDS - 5TH FLOOR
                                    200 LIBERTY ST - 1 WORLD FINANCIAL
                                    NEW YORK NY 10281-1003

Institutional Class Shares          JPMIM LONDON AS AGENT FOR*                             39.887
                                    EVANGELICAL LUTHERAN CH IN AMERICA
                                    ATTN: JAMES R SNOW
                                    C/O J P MORGAN & CO INC VIA POUCH
                                    60 WALL ST
                                    NEW YORK NY 10005-2836

                                    JP MORGAN CHASE BANK AS AGENT FOR                      11.242
                                    CORNELL MEDICAL BENEFITS TRUST
                                    ATTN: SPECIAL PRODUCTS
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

                                    SETON HALL UNIVERSITY                                  10.619
                                    CRAIG BECKER ASST VP OF FINANCE

                                    BAYLEY HALL CONTROLLERS DEPT
                                    400 W SOUTH ORANGE AVE
                                    SOUTH ORANGE NJ 07079-1478

                                    JPMIM LONDON AS AGENT FOR                              10.032
                                    EVANGELICAL LUTHERAN CH IN AMERICA
                                    ATTN: JAMES R SNOW
                                    C/O J P MORGAN & CO INC VIA POUCH
                                    60 WALL ST
                                    NEW YORK NY 10005-2836

Class A Shares                      MLPF&S FOR THE SOLE BENEFIT OF*                        38.265
                                    ITS CUSTOMERS
                                    ATTN  FUND ADMINISTRATION
                                    4800 DEER LAKE DR E FL 3
                                    JACKSONVILLE FL 32246-6484

                                    JP MORGAN INVEST LLC (FBO)                              8.727
                                    ONE BEACON STREET, 18TH FLOOR
                                    BOSTON MA 02108-3107

                                    JPMORGAN CHASE BANK AS AGENT FOR                        5.175
                                    RICARDO & JULIA HAUSMANN
                                    ATTN SPECIAL PRODUCTS
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

Class B Shares                      FIRST CLEARING LLC                                     10.086
                                    JAMES A MANFREDI IRA
                                    FCC AS CUSTODIAN
                                    10700 WHEAT FIRST DR
                                    GLEN ALLEN VA 23060-9243

                                    NFSC FBO                                                6.283
                                    LILI LIU
                                    HUA LIU
                                    33 ARBOR FIELD WAY
                                    LAKE GROVE NY 11755-1833

                                    PERSHING LLC                                            5.545
                                    PO BOX 2052
                                    JERSEY CITY NJ 07303-2052

INTREPID EUROPEAN FUND

Select Class Shares                 JP MORGAN CHASE BANK AS AGENT FOR                      10.223
                                    VINCENTE MADRIGAL
                                    ATTN SPECIAL PRODUCTS
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

                                    JPMORGAN CHASE BANK                                     8.248
                                    SACHA LAINOVIC
                                    ATTN FUND OPERATIONS
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2105

                                    JP MORGAN CHASE BANK AS AGENT FOR                       5.133
                                    THE PHEASANT TRUST 1995
                                    ATTN SPECIAL PRODUCTS
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713

                                    CHARLES SCHWAB & CO   INC                               5.074
                                    SPECIAL CUSTODY ACCOUNT FOR
                                    BENEFIT OF CUSTOMERS
                                    ATTN: MUTUAL FUNDS

                                    101 MONTGOMERY ST
                                    SAN FRANCISCO CA 94104-4122

Institutional Class Shares          JPMORGAN-CHASE BANK                                    12.612
                                    M I P - INTERNATIONAL EQUITY
                                    ATTN: FUND OPERATIONS
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

                                    JP MORGAN CHASE BANK AS AGENT FOR                       9.939
                                    ASA GENT FOR COLESTE CHAN FAMILY
                                    TRUST
                                    ATTN: SPECIAL PRODUCTS
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

                                    JPMORGAN-CHASE BANK                                     8.547
                                    HOJEL INTERESTS LP - INTERNATIONAL
                                    ATTN: FUND OPERATIONS
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

                                    JPMORGAN CHASE BANK                                     6.898
                                    ROY M HUFFINGTON-EQUITY FUND
                                    ATTN FUND OPERATIONS
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2105

                                    JPMORGAN-CHASE BANK                                      6.68
                                    MVOC LLC
                                    ATTN: FUND OPERATIONS
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2107

Class A Shares                      BALSA & CO                                             16.331
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

                                    CHARLES SCHWAB & CO INC                                15.343
                                    REINVEST ACCOUNT
                                    ATTN  MUTUAL FUNDS DEPT
                                    101 MONTGOMERY ST FL 11
                                    SAN FRANCISCO CA 94104-4122

                                    BALSA & CO                                             13.353
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

                                    MLPF&S FOR THE SOLE BENEFIT OF                          6.418
                                    ITS CUSTOMERS
                                    ATTN  FUND ADMINISTRATION
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

Class B Shares                      MLPF&S FOR THE SOLE BENEFIT OF                         20.021
                                    ITS CUSTOMERS
                                    ATTN  FUND ADMINISTRATION
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

                                    SG HAMBROS BANK & TRUST LTD                             5.132
                                    BAHAMAS

                                    WEST BAY STREET
                                    N7788 P O BOX
                                    NASSAU BAHAMAS

Class C Shares                      MLPF&S*                                                50.423
                                    4800 DEER LAKE DR EAST 2ND FL
                                    JACKSONVILLE FL 32246-6484

INTERNATIONAL VALUE FUND

Select Class Shares                 CITIGROUP GLOBAL MARKETS INC.                          14.063
                                    333 WEST 34TH STREET - 3RD FLOOR
                                    NEW YORK NY 10001-2402

                                    JP MORGAN TRUST COMPANY N A FBO                         5.512
                                    THE MANS- SPECTOR LIV TRUST DAVID
                                    P MANS AND PATRICIA Z SPECTOR
                                    TTEES
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

Institutional Class Shares          SCHERING-PLOUGH CORP  SERP TRUST*                      31.367
                                    WAYNE L MILLER STAFF V P  & A T
                                    C/O NORTHERN TRUST COMPANY
                                    50 SOUTH LA SALLE STREET
                                    CHICAGO IL 60603-1006

                                    NATIONAL FINANCIAL SERVICES CORP                       20.469
                                    FOR THE EXCLUSIVE BENEFIT OF
                                    OUR CUSTOMERS
                                    ATTN: MUTUAL FUNDS - 5TH FLOOR
                                    200 LIBERTY ST - 1 WORLD FINANCIAL
                                    NEW YORK NY 10281-1003

                                    BALSA & CO                                              15.21
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

                                    CHARLES SCHWAB & CO   INC                               7.322
                                    SPECIAL CUSTODY ACCOUNT FOR
                                    BENEFIT OF CUSTOMERS
                                    ATTN: MUTUAL FUNDS
                                    101 MONTGOMERY ST
                                    SAN FRANCISCO CA 94104-4122

Class A Shares                      MLPF&S FOR THE SOLE BENEFIT OF                         20.208
                                    ITS CUSTOMERS
                                    ATTN  FUND ADMINISTRATION
                                    4800 DEER LAKE DR E FL 3
                                    JACKSONVILLE FL 32246-6484

                                    FIRST CLEARING LLC                                      9.951
                                    FRANCIS A LEONE FAMILY TRUST
                                    3512 OLD COURSE LN
                                    VALRICO FL 33594-9219

                                    FIRST CLEARING, LLC                                     6.195
                                    OF THE STOTZER FAMILY LIV TR A
                                    SAMUEL W STOTZER TTEE UA
                                    10700 WHEAT FIRST DR
                                    GLEN ALLEN VA 23060-9243

Class B Shares                      MING-LANG ZHAO*                                        28.937
                                    217 CHATEAU PL
                                    CHAPEL HILL NC 27516-9420

                                    MLPF&S FOR THE SOLE BENEFIT OF                          8.988
                                    ITS CUSTOMERS
                                    ATTN  FUND ADMINISTRATION
                                    4800 DEER LAKE DR E FL 3
                                    JACKSONVILLE FL 32246-6484

                                    PERSHING LLC                                            6.929
                                    PO BOX 2052
                                    JERSEY CITY NJ 07303-2052

                                    RAYMOND JAMES & ASSOC INC                               6.734
                                    FBO CUMMING IRA
                                    880 CARILLON PKWY
                                    ST PETERSBURG FL 33716-1100

INTERNATIONAL OPPORTUNITIES FUND

Select Class Shares                 JP MORGAN CHASE BANK AS AGENT FOR                       8.257
                                    BOSE CORPORATION RABBI TRUST
                                    ATTN SPECIAL PRODUCTS
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

                                    BALSA & CO                                              7.137
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

                                    JP MORGAN DELAWARE                                      6.159
                                    NATIONAL PHILANTHROPIC
                                    TRUST-INVESTMENT ACCOUNT
                                    ATTN SPECIAL PRODUCTS
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713

Institutional Class Shares          BALSA & CO                                              7.439
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

Class A Shares                      JPMORGAN CHASE BANK                                    17.415
                                    SIDNEY M. EDELSTEI
                                    ATTN: FUND OPERATIONS
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2105

JAPAN FUND

Class A Shares                      BALSA & CO*                                            33.211
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

                                    MERRILL LYNCH PIERCE FENNER & SMITH                      8.55
                                    MUTUAL FUND OPERATIONS
                                    ATTN BOOK ENTRY
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

                                    BALSA & CO                                              5.999
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS, TX 75254-2942

ASIA EQUITY FUND

Select Class Shares                 BALSA & CO                                              24.42
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

                                    BALSA & CO                                              5.131
                                    JPMORGAN CHASE
                                    ATTN MUTUAL FUNDS SECTION
                                    14221 DALLAS PARKWAY
                                    DALLAS TX 75254-2942

Institutional Class Shares          JPMORGAN CHASE BANK                                    12.176
                                    THE SCHMIDT FAMILY FOUNDATION
                                    ATTN: FUND OPERATIONS
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2105

                                    JP MORGAN CHASE BANK AS AGENT FOR                       8.131
                                    MARX ENTERPRISES LLC CUST
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

                                    JPMORGAN CHASE BANK                                     6.464
                                    MTC OF THE BAHAMAS LTD BT
                                    ATTN FUND OPERATIONS
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2105

                                    JPMORGAN CHASE BANK                                     5.475
                                    D A HAMEL FAMILY CHARITABLE TR
                                    ATTN: FUND OPERATIONS
                                    500 STANTON CHRISTIANA ROAD
                                    NEWARK DE 19713-2105

Class A Shares                      JPM CHASE BANK PB INS MGMT NY JPMCB                    16.102
                                    PB NY AS AGENT FOR 76340
                                    JPM SUISSE AS AGENT FOR JPMORGAN
                                    RUE DE LA CONFEDERATION 8
                                    CP 5160
                                    1211 GENEVA SWITZERLAND

                                    JPM SUISSE SA                                          10.355
                                    JPM SUISSE AS AGENT FOR 69374
                                    JPMORGAN FUNDS GROUP
                                    RUE DE LA CONFEDERATION 8
                                    CP 5160
                                    1211 GENEVA SWITZERLAND

                                    ST JOHNS LODGE NO 9 OF F & AM                           9.968
                                    MUTUAL FUND PORTFOLIO
                                    PAS MANAGED A/C
                                    ATTN INVESTMENT COMMITTEE
                                    1155 BROADWAY E
                                    SEATTLE WA 98102-4325

                                    GEORGE SKAFF ELIAS                                      9.017
                                    PAS MANAGED A/C
                                    3821 CASCADIA AVE S
                                    SEATTLE WA 98118-1128

                                    JP MORGAN INVEST LLC FBO                                5.448
                                    1 BEACON ST FL 18

                                    BOSTON MA 02108-3107



* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase may be deemed to be a "controlling person" of such shares under the 1940 Act.

         The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.


                              FINANCIAL STATEMENTS


         As of the date of this SAI, the Successor Funds have not commenced operations and therefore do not have financial statements. The annual audited financial statements of the Predecessor Funds and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Predecessor Funds' October 31, 2004 annual report filings made with the SEC on the date and with the accession numbers as indicated below, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.



         TRUST                                       FILE DATE             ACCESSION NUMBER
         ------------------------------------------- --------------------- -----------------------
         J.P. Morgan Institutional Funds             12/29/04              0001047469-04-038556
         J.P. Morgan Mutual Fund Group               12/29/04              0001047469-04-038557
         J.P. Morgan Mutual Fund Select Group        12/29/04              0001047469-04-038559

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*


     The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

     Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

--------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

----------

"+"or"-" may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Moody's Investors Service, Inc. ("Moody's")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service Limited ("Dominion")

R-1            Prime Credit Quality

R-2            Adequate Credit Quality

R-3            Speculative

     All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)     Short term debt rated "R-1 (high)" is of the highest
               credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.
               Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-             Short term debt rated "R-1 (middle)" is of superior credit
 1 (middle)    quality and, in most cases, ratings in this category differ from
               "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category
               (which few companies are able to achieve), entities rated "R-1
               (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);    Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);  within the three subset grades, debt protection ranges from
R-2 (low)      having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);    Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);  subset grades, the capacity for timely payment ranges from mildly
R-3 (low)      speculative to doubtful. "R-3" credits tend to have weak
               liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

     These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

     Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

   CORPORATE AND MUNICIPAL BOND RATINGS

   INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

   SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

   LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

   INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   NON-INVESTMENT GRADE

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

   Investment Grade

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   Speculative Grade

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,  financial commitments is solely reliant upon sustained, favorable business
C or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DEFAULT. The ratings of obligations in this category are based on their DD, prospects for achieving partial or full recovery in a reorganization or
D liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

   BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ Bonds rated in any of these categories are very highly speculative and are CC/C in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D    This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

   INSURANCE FINANCIAL STRENGTH RATINGS

   These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

   SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

     Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

     An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR   Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

   INSURER FINANCIAL STRENGTH RATINGS

     A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

     The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, Very Weak. Companies rated in any of these three categories are viewed as CC, very weak with a very poor capacity to meet policyholder and contract
C obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD, Distressed. These ratings are assigned to companies that have either failed DD, to make payments on their obligations in a timely manner, are deemed to be
D insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

   SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

     Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

     The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

     Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1     Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2     Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3     Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

   PREFERRED SHARE RATING SCALE

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D"    This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                           JPMORGAN U.S. EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 19, 2005


                           JPMORGAN TRUST I ("JPMTI")


              JPMorgan Capital Growth Fund ("Capital Growth Fund")
          JPMorgan Disciplined Equity Fund ("Disciplined Equity Fund")
                 JPMorgan Diversified Fund ("Diversified Fund")
           JPMorgan Dynamic Small Cap Fund ("Dynamic Small Cap Fund")


           JPMorgan Growth and Income Fund ("Growth and Income Fund")
            JPMorgan Intrepid America Fund ("Intrepid America Fund")
         JPMorgan Intrepid Contrarian Fund ("Intrepid Contrarian Fund")
             JPMorgan Intrepid Growth Fund ("Intrepid Growth Fund")
              JPMorgan Intrepid Value Fund ("Intrepid Value Fund")
              JPMorgan Mid Cap Equity Fund ("Mid Cap Equity Fund")

              JPMorgan Small Cap Core Fund ("Small Cap Core Fund")

            JPMorgan Small Cap Equity Fund ("Small Cap Equity Fund")


                 JPMorgan U.S. Equity Fund ("U.S. Equity Fund")
          JPMorgan U.S. Small Company Fund ("U.S. Small Company Fund")


             J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC. ("JPMFMFG")

               JPMorgan Mid Cap Value Fund ("Mid Cap Value Fund")

              J.P. MORGAN MUTUAL FUND INVESTMENT TRUST ("JPMMFIT")

              JPMorgan Mid Cap Growth Fund ("Mid Cap Growth Fund")



                 (each a "Fund," and collectively, the "Funds")


This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 19, 2005, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated December 31, 2003 and June 30, 2004 included in the annual and semi-annual Shareholder Reports, respectively, relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, to the extent applicable, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.


For more information about the Funds or the Financial Statements, simply write or call:


                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111

                                                                    SAI-USEQ-205

                                TABLE OF CONTENTS


GENERAL                                                                       1
INVESTMENT STRATEGIES AND POLICIES                                            4
INVESTMENT RESTRICTIONS                                                      24
TRUSTEES                                                                     34
OFFICERS                                                                     42
CODES OF ETHICS                                                              43
PROXY VOTING PROCEDURES AND GUIDELINES                                       44
PORTFOLIO HOLDINGS DISCLOSURE                                                46
INVESTMENT ADVISER                                                           48
ADMINISTRATOR                                                                51
DISTRIBUTOR                                                                  53
DISTRIBUTION PLAN                                                            54
CUSTODIAN                                                                    58
SECURITIES LENDING AGENT                                                     58
TRANSFER AGENT                                                               59
SHAREHOLDER SERVICING                                                        59
EXPENSES                                                                     63
FINANCIAL INTERMEDIARIES                                                     63
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                64
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                64
PURCHASES, REDEMPTIONS AND EXCHANGES                                         64
DIVIDENDS AND DISTRIBUTIONS                                                  67
NET ASSET VALUE                                                              67
PORTFOLIO TRANSACTIONS                                                       69
DELAWARE TRUST                                                               74
MASSACHUSETTS TRUST                                                          75
LIMITATION OF DIRECTORS' LIABILITY                                           76
DESCRIPTION OF SHARES                                                        76
DISTRIBUTIONS AND TAX MATTERS                                                79
ADDITIONAL INFORMATION                                                       86
FINANCIAL STATEMENTS                                                         90
APPENDIX A-DESCRIPTION OF SECURITY RATINGS*                                 A-1

                                     GENERAL


THE TRUSTS AND THE FUNDS

     The Funds (other than the Mid Cap Value Fund and the Mid Cap Value Fund) are series of JPMorgan Trust I ("JPMTI"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004. Each Fund (other than the Mid Cap Growth Fund and the Mid Cap Value Fund) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds (other than Intrepid America Fund, Intrepid Contrarian Fund, Intrepid Growth Fund and Intrepid Value Fund) operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series on February 18, 2005.

     The Mid Cap Growth Fund is a series of J.P. Morgan Mutual fund Investment Trust ("JPMMFIT"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on September 23, 1997. Effective April 30, 2003, the name of JPMMFIT was changed from Mutual Fund Investment Trust to J.P. Morgan Mutual Fund Investment Trust.

     The Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (the "Corporation" or "JPMFMFG"), a diversified open-end management investment company which was organized as a Maryland corporation, on August 19, 1997. Effective April 30, 2003, the name of the Corporation was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

     The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")

                        JPMorgan Disciplined Equity Fund

                            JPMorgan Diversified Fund

                            JPMorgan U.S. Equity Fund
                        JPMorgan U.S. Small Company Fund


                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")

                          JPMorgan Capital Growth Fund

                         JPMorgan Dynamic Small Cap Fund

                         JPMorgan Growth and Income Fund
                         JPMorgan Small Cap Equity Fund


                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
                          JPMorgan Mid Cap Equity Fund
                          JPMorgan Small Cap Core Fund

                    J.P. MORGAN MUTUAL FUND SERIES ("JPMMFS")
                         JPMorgan Intrepid America Fund
                        JPMorgan Intrepid Contrarian Fund

                          JPMorgan Intrepid Growth Fund
                          JPMorgan Intrepid Value Fund


     Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts (other than JPMMFS), on behalf of the Predecessor Funds (other than the series of JPMMFS), and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds (other than the series of JPMMFS) were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than Mid Cap Growth Fund and Mid Cap Value Fund) in this SAI prior to the Closing Date refers to the Predecessor Funds.

     On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.


     JPMIF. Prior to February 19, 2005, the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund were series of JPMIF, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on November 4, 1992.


     Prior to September 7, 2001, Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund sought to achieve their investment objectives by investing all of their investable assets in separate master funds, diversified open-end management investment companies having the same investment objective as the separated master funds. The Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund invested through two-tier master-feeder investment funds structure. The Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund no longer operates under a "master-feeder" structure and instead invest directly in portfolio securities.

     JPMMFG. Prior to February 19, 2005, Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund and Dynamic Small Cap Fund were series of JPMMFG, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on May 11, 1987.

     The Growth and Income Fund converted to a master-feeder structure in December, 1993, and, thus, currently operates under a master/feeder structure. Prior to September 10, 2001, the Capital Growth Fund operated under a master/feeder structure and invested in the Capital Growth Portfolio. The Growth and Income Fund invests in the Growth and Income Portfolio (the "G&I Portfolio").

     JPMMFSG. Prior to February 19, 2005, the Mid Cap Equity Fund and Small Cap Core Fund were series of JPMMFSG, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on October 1, 1996. Effective April 30, 2003, the name of JPMMFSG was changed from Mutual Fund Select Group to J.P. Morgan Mutual Fund Select Group.

     JPMMFS. Prior to February 19, 2005, the Intrepid America Fund, Intrepid Contrarian Fund, Intrepid Growth Fund and Intrepid Value Fund were series of JPMMFS, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on January 27, 2003.

     After the close of business on February 18, 2005, the JPMorgan Diversified Fund and the JPMorgan U.S. Equity Fund acquired all of the assets and liabilities of One Group Balanced Fund and One Group Diversified Equity fund, respectively, pursuant to Agreements and Plans of Reorganization, each dated November 22, 2004 between JPMMFG, on behalf of JPMorgan Diversified Fund and JPMorgan U.S. Equity Fund, and One Group Mutual Funds, on behalf of One Group Balanced Bond Fund and One Group Diversified Equity Fund.

     For ease of reference, throughout this SAI, the Board of Trustees of JPMTI, the Board of Directors of JPMFMFG, the Board of Trustees of JPMMFS and the Boards of Trustees of the other Predecessor Trusts are referred to herein collectively as the "Board of Trustees." JPMTI, JPMMFIT and JPMFMFG are referred to together in this SAI as the "Trusts."

SHARE CLASSES

     The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:



Capital Growth Fund                    Select Class, Institutional Class, Class A, Class B and Class C
Disciplined Equity Fund                Select Class, Institutional Class, Class A, Class B and Class C and Ultra
Diversified Fund                       Select Class, Institutional Class, Class A, Class B and Class C
Dynamic Small Cap Fund                 Select Class, Institutional Class, Class A, Class B and Class C
Growth and Income Fund                 Select Class, Institutional Class, Class A, Class B and Class C
Intrepid America Fund                  Select Class, Class A, Class B and Class C
Intrepid Contrarian Fund               Select Class, Class A, Class B and Class C
Intrepid Growth Fund                   Select Class, Class A, Class B and Class C
Intrepid Value Fund                    Select Class, Class A, Class B and Class C
Mid Cap Equity Fund                    Select Class, Class A, Class B and Class C
Mid Cap Growth Fund                    Select Class, Institutional Class, Class A, Class B and Class C
Mid Cap Value Fund                     Select Class, Institutional Class, Class A, Class B and Class C
Small Cap Core Fund                    Select Class
Small Cap Equity Fund                  Select Class, Institutional Class, Class A, Class B and Class C
U.S. Equity Fund                       Select Class, Institutional Class, Class A, Class B, Class C and Ultra
U.S. Small Company Fund                Select Class, Institutional Class, Class A, Class B and Class C



     Currently, each Fund offers the following classes of shares:



Capital Growth Fund                    Select Class, Class A, Class B and Class C
Disciplined Equity Fund                Select Class, Institutional Class, Class A and Ultra
Diversified Fund                       Select Class, Institutional Class, Class A, Class B and Class C
Dynamic Small Cap Fund                 Select Class, Class A, Class B and Class C
Growth and Income Fund                 Select Class, Class A, Class B and Class C
Intrepid America Fund                  Select Class, Class A and Class C
Intrepid Contrarian Fund               Select Class, Class A and Class C
Intrepid Growth Fund                   Select Class, Class A and Class C
Intrepid Value Fund                    Select Class, Class A and Class C
Mid Cap Equity Fund                    Select Class
Mid Cap Growth Fund                    Class A and Class B
Mid Cap Value Fund                     Select Class, Institutional Class, Class A, Class B and Class C
Small Cap Core Fund                    Select Class
Small Cap Equity Fund                  Select Class, Class A, Class B and Class C
U.S. Equity Fund                       Select Class, Institutional Class, Class A, Class B, Class C and Ultra
U.S. Small Company Fund                Select Class and Institutional Class



     AS OF THE DATE OF THIS SAI, ULTRA SHARES OF THE DISCIPLINED EQUITY FUND ARE NOT AVAILABLE FOR PURCHASE BY NEW INVESTORS.

     The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES


     Effective May 1, 2003, the following Funds of JPMMFSG were renamed with the approval of the Board of Trustees:

 NEW NAME                                              FORMER NAME
 JPMorgan Mid Cap Equity Fund                          J.P. Morgan Select Mid Cap Equity Fund
 JPMorgan Trust Small Cap Equity Fund                  J.P. Morgan Select Small Cap Equity Fund


     On April 30, 2004, the JPMorgan Intrepid All Cap Fund changed its name to the JPMorgan Intrepid America Fund.

     Effective February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:



NEW NAME                                              FORMER NAME
JPMorgan Intrepid Contrarian Fund                     JPMorgan Intrepid Investor Fund
JPMorgan Small Cap Core Fund                          JPMorgan Trust Small Cap Equity Fund



MISCELLANEOUS

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     In addition to the Funds (other than the Mid Cap Growth Fund and the Mid Cap Value Fund), JPMTI consists of other series representing separate investment funds. The series of JPMTI not covered in this SAI are covered by separate Statements of Additional Information.


     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").


     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

     The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.


     Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.


     The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

     COMMON STOCK WARRANTS AND RIGHTS. The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.


     All Funds, except for Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund may invest in rights. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuers to shareholders.


     Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire worthless if it is not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS


     FOREIGN SECURITIES. The Funds may invest in certain foreign securities. The Diversified Fund may invest up to 30% of its total assets in foreign securities. The Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund may invest up to 20% of their total assets in foreign securities. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or
(iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.

     Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


     Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


     Since investments in foreign securities may involve foreign currencies, with the exception of Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund and the Intrepid Funds, which may not invest in foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.


     The Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and U.S. Small Company Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because all the Funds, except for the Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund and the Intrepid Funds, can buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, such Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     SOVEREIGN OBLIGATIONS. The Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and U.S. Small Company Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value ("NAV"), may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.


     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


     OBLIGATIONS OF SUPRANATIONAL ENTITIES. With the exception of the Intrepid Funds, Capital Growth Fund, Small Cap Equity Fund and Dynamic Small Cap Fund, the Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.


                    CORPORATE BONDS AND OTHER DEBT SECURITIES

     CORPORATE BONDS. All the Funds may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

          MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates") and other collateralized mortgage obligations ("CMOs").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Mid Cap Value Fund, Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund, Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Growth Fund, Mid Cap Equity Fund, and Small Cap Core Fund may invest in stripped mortgage-backed securities ("SMBSs") which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. The Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Growth Fund, Mid Cap Equity Fund, Small Cap Core Fund and the Intrepid Funds may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% a Fund's total assets.

     STRUCTURED PRODUCTS. With the exception of the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and U.S. Small Company Fund, the Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.


     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.


     FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. With the exception of the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and the U.S. Small Company Fund, the Funds may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

     The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates (described below), on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     These Funds may invest in Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutional or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that such Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees has determined meets the prescribed quality standards for a particular Fund.


     A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of a Fund's participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

     These Funds may also invest in certificates of indebtedness or safekeeping which are documentary receipts for documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Funds' yields may decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party.


     ZERO COUPON AND PAY-IN-KIND SECURITIES. The Intrepid Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS


     Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may invest in money market instruments pending other investment or settlement for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."


     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.


     The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. The Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and the U.S. Small Company Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Obligations."

     SUPRANATIONAL OBLIGATIONS. All Funds, except for the Intrepid Funds, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.


     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.


     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.


                             TAX EXEMPT OBLIGATIONS


     The Mid Cap Value Fund, Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Growth Fund, Mid Cap Equity Fund, and Small Cap Core Fund may invest in tax exempt obligations.


     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

     Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.


     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.


     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

                             ADDITIONAL INVESTMENTS


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. All Funds, except for the Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, and Mid Cap Growth Fund, may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     FORWARD COMMITMENTS. Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, and Mid Cap Growth Fund and the Intrepid Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Funds' assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.


     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.


     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.


     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed
33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.


     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.


     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.


     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.


     REAL ESTATE INVESTMENT TRUSTS. All of the Funds, except the Diversified Fund, Disciplined Equity Fund and U.S. Equity Fund, may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity

REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

     The Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Equity Fund and Small Cap Core Fund are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to their portfolio securities.

     All Funds, except for Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Equity Fund and Small Cap Core Fund, intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) these Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) these Funds may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     All of the Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Mid Cap Value Fund and Mid Cap Growth Fund rated Ba or B by Moody's or BB or B by Standard & Poor's ("S&P") (commonly known as junk bonds), Growth and Income Fund rated Baa or B or higher by Moody's or BBB or higher by S&P, and Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Contrarian Fund rated Baa or higher by Moody's and BBB or higher by S&P, may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's NAV. See Appendix A for more detailed information on the various ratings categories.


                        OPTIONS AND FUTURES TRANSACTIONS


     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.


     Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.


     COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)


     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


     The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.


                         SWAPS AND RELATED SWAP PRODUCTS

     Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.


     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.


     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.


     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.


     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.


     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.


     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT


     The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.


                               PORTFOLIO TURNOVER


     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.



                                      FISCAL YEAR         FISCAL YEAR
                                        ENDED                ENDED
                                       12/31/02            12/31/03
                                   ------------------   ----------------
Capital Growth Fund                               93%                68%
Disciplined Equity Fund                           74%                77%
Diversified Fund                                 232%**             210%*
Dynamic Small Cap Fund                            52%                55%
Intrepid America Fund@                            N/A               148%
Intrepid Contrarian Fund@                         N/A                74%
Intrepid Growth Fund@                             N/A               149%
Intrepid Value Fund@                              N/A               110%
Mid Cap Equity Fund                               84%                62%
Mid Cap Growth Fund                               39%                69%
Mid Cap Value Fund                                51%                32%
Small Cap Core Fund                               52%                45%
Small Cap Equity Fund                             51%                38%
U.S. Equity Fund                                  83%               101%
U.S. Small Company Fund                           90%                78%


* Portfolio turnover during the fiscal year ended December 31, 2003 is attributable to market volatility.
** The increase in portfolio turnover rate for the fiscal year ended December
   31, 2002 was primarily due to market volatility.


@ Funds commenced operation on 2/28/03.

The Growth and Income Fund invests all of its investable assets in the Growth and Income Portfolio, and, did not invest directly in a portfolio of assets, and therefore does not have reportable portfolio turnover rates. The portfolio turnover rates of the Portfolio for the fiscal periods indicated were as follows:


                                      FISCAL YEAR         FISCAL YEAR
                                         ENDED               ENDED
                                       12/31/02            12/31/03
                                   ------------------  -----------------
Growth and Income Portfolio                       70%                37%

                             INVESTMENT RESTRICTIONS


     The investment restrictions below have been adopted by the Trusts with respect to the applicable Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     The investment policies of the Funds (including their investment objectives), with the exception of the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund, the Dynamic Small Cap Fund, the Mid Cap Growth Fund, and the Small Cap Core Fund, are not fundamental, except as designated in the Prospectuses or herein. The investment objectives of the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund, the Dynamic Small Cap Fund, the Mid Cap Growth Fund, and the Small Cap Core Fund are fundamental but their investment policies are non-fundamental. Shareholders of the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund, the Dynamic Small Cap Fund, the Mid Cap Growth Fund, and the Small Cap Core Fund must be given at least 30 days' prior written notice of any change in the Funds' investment objectives.

INVESTMENT RESTRICTIONS OF THE MID CAP VALUE FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS.  The Mid Cap Value Fund may not:


     1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

     2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

     3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.

     4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in REITs, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

     7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.


     NON-FUNDAMENTAL POLICIES. The following investment limitations are non-fundamental policies of Mid Cap Value Fund and may be changed with respect to the Fund by the Board of Trustees. The Mid Cap Value Fund may not:


     1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, provided, such Fund may segregate assets without limit in order to comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     2.   Invest in companies for the purpose of exercising control.

     3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

     5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

     6. Enter into a futures contract or options transaction if the Fund's total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund's total assets, and each Fund will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund's custodian or will otherwise comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.


     7. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE FUNDS OF THE DIVERSIFIED FUND, THE DISCIPLINED EQUITY FUND, THE U.S. EQUITY FUND AND THE U.S. SMALL COMPANY FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS.  Each of the Funds:

     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate and in the case of the Diversified Fund, make direct investments in mortgages;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment restrictions require that each of the Funds:

     1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;


     2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

     3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

     4. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT RESTRICTIONS OF THE CAPITAL GROWTH FUND, THE GROWTH AND INCOME FUND, THE SMALL CAP EQUITY FUND AND THE DYNAMIC SMALL CAP FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Growth and Income Fund, it is a fundamental policy of each of the Fund that when the Fund holds no portfolio securities except interests in the G&I Portfolio in which it invests, the Fund's investment objective and policies shall be identical to the G&I Portfolio's investment objective and policies, except for the following: a Fund (1) may invest more than 10% of its net assets in the securities of a registered investment company, (2) may hold more than 10% of the voting securities of a registered investment company and
(3) will concentrate its investments in the investment company. It is a fundamental investment policy of the Fund that when the Fund holds only portfolio securities other than interests in the G&I Portfolio, the Fund's investment objective and policies shall be identical to the investment objective and policies of the G&I Portfolio at the time the assets of the Fund were withdrawn from the G&I Portfolio.


     Each Fund and the G&I Portfolio:


     1. May not borrow money, except to the extent permitted by applicable law.


     2. May make loans to other persons, in accordance with the Fund's and the G&I Portfolio's investment objectives and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's or the G&I Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's or the G&I Portfolio's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund or the G&I Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund or the G&I Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund or the G&I Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund or the G&I Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund or the G&I Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as a Fund or the G&I Portfolio may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.


     The G&I Portfolio may not borrow money, except that the G&I Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. The G&I Portfolio may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of the G&I Portfolio's total assets must be repaid before the G&I Portfolio may make additional investments.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund, the Dynamic Small Cap Fund and the G&I Portfolio are subject to the following non-fundamental restrictions which may be changed without shareholder approval:


     1. Each Fund and the G&I Portfolio may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

     2. Each Fund and the G&I Portfolio may not make short sales of securities, other than short sales "against the box", or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

     3. Each Fund and the G&I Portfolio may not purchase or sell interests in oil, gas or mineral leases.

     4. Each Fund and the G&I Portfolio may not invest more than 15% of its net assets in illiquid securities.

     5. Each Fund and the G&I Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     6. Except as specified above, each Fund and the G&I Portfolio may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law.


     7. Each Fund (other than Growth and Income Fund and G&I Portfolio) may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     The investment policies of the Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund and Dynamic Small Cap Fund are not fundamental. In the event, however, of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

     In order to permit the sale of its shares in certain foreign countries, the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund, the Dynamic Small Cap Fund or the G&I Portfolio may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should a Fund or the G&I Portfolio determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the country involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund or the G&I Portfolio will not: (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund or the G&I Portfolio to exceed 10% of the value of the Fund's or the G&I Portfolio's total assets, (ii) invest more than 10% of its total assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by an affiliate of JPMorgan Chase, (iv) invest more than 10% of its total assets in the securities of other investment companies, except as they might be acquired as part of a merger, consolidation or acquisition of assets, (v) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (vi) grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vii) sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.


     If the value of such Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


INVESTMENT RESTRICTIONS OF THE FUNDS OF THE MID CAP GROWTH FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. The Mid Cap Growth Fund:

     1. May not borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments;


     2. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law;


     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to the Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Mid Cap Growth Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     NON-FUNDAMENTAL RESTRICTIONS. The Mid Cap Growth Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

     1. The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

     2. The Fund may not purchase or sell interests in oil, gas or mineral leases.

     3. The Fund may not invest more than 15% of its net assets in illiquid securities.

     4. The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     5. Except as specified above, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.


     6. In addition, the Mid Cap Growth Fund may not, with respect to 50% of its asset, hold more than 10% of the outstanding shares of issuers.


     7. The Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     For purposes of the investment restrictions regarding the Mid Cap Growth Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     In order to permit the sale of its shares in certain states, the Mid Cap Growth Fund may make commitments more restrictive than the investment policies and limitations described above and in their Prospectus. Should either the Mid Cap Growth Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of shares in the state involved.

     If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE MID CAP EQUITY FUND AND SMALL CAP CORE FUND


     FUNDAMENTAL INVESTMENT RESTRICTIONS. Each of the Funds:


     1. May not borrow money, except to the extent permitted by applicable law;


     2. May make loans to other persons, in accordance with such Fund's investment objective and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.


     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Mid Cap Equity Fund and Small Cap Core Fund, may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, the Mid Cap Equity Fund and the Small Cap Core Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval:


     1. Each such Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

     2. Each Fund may not make short sales of securities, other than short sales against the box, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, future contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

     3. Each Fund may not purchase or sell interests in oil, gas or mineral leases.

     4. Each Fund may not invest more than 15% of its net assets in illiquid securities.

     5. Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     6. Each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.


     7. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     For purposes of the investment restrictions regarding the Mid Cap Equity Fund and the Small Cap Core Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     The investment policies of the Mid Cap Equity Fund and the Small Cap Core Fund are not fundamental. In the event, however, of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.


     If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE FUNDS OF THE INTREPID GROWTH FUND, THE INTREPID VALUE FUND, INTREPID AMERICA FUND, AND THE INTREPID CONTRARIAN FUND


     FUNDAMENTAL INVESTMENT RESTRICTIONS. Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Contrarian Fund are diversified funds, as such term is defined in the 1940 Act. Each Fund:


     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and make direct investments in mortgages;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.


     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment policies require that each of the Intrepid Funds:


     1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;


     2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

     3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

     4. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


     If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. In addition, the Funds may borrow money from banks for temporary or short-term purposes. But, none of the Funds may borrow money to buy additional securities, which is known as "leverage."

                                    TRUSTEES


     The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts (whichever was earliest), the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                       NUMBER OF
     NAME (YEAR OF BIRTH);                                        PORTFOLIOS IN FUND
        POSITIONS WITH               PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN        OTHER DIRECTORSHIPS HELD
       THE FUNDS (SINCE)              DURING PAST 5 YEARS            BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
       -----------------              -------------------            -------------           --------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG             Retired; Vice President &               110            None.
(1941); Trustee of Trusts        Treasurer of Ingersoll-Rand
since 1997; Trustee of           Company (manufacturer of
Predecessor Funds since 1987.    industrial equipment)
                                 (1972-2000).

ROLAND R. EPPLEY, JR.            Retired; President & Chief              110            Director, Janel Hydro, Inc.
(1932); Trustee of Trusts        Executive Officer, Eastern                             (automotive) (1993-present).
since 1997; Trustee of           States Bankcard (1971-1988).
Predecessor Funds since 1989.

                                                                       NUMBER OF
     NAME (YEAR OF BIRTH);                                        PORTFOLIOS IN FUND
        POSITIONS WITH               PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN        OTHER DIRECTORSHIPS HELD
       THE FUNDS (SINCE)              DURING PAST 5 YEARS            BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
       -----------------              -------------------            -------------           --------------------
JOHN F. FINN                     President and Chief                     110            Director, Cardinal Health, Inc
(1947); Trustee of Trusts        Executive Officer of                                   (CAH) (1994-present).
since 2005.                      Gardner, Inc. (wholesale
                                 distributor to outdoor power
                                 equipment industry)
                                 (1979-present).

DR. MATTHEW GOLDSTEIN            Chancellor of the City                  110            Trustee of Bronx-Lebanon
(1941); Trustee of Trusts        University of New York                                 Hospital Center (1992-present);
since 2003; Trustee of           (1999-present); President,                             Director of New Plan Excel
Predecessor Funds since 2003.    Adelphi University (New                                Realty Trust, Inc. (real estate
                                 York) (1998-1999).                                     investment trust)
                                                                                        (2000-present); Director of
                                                                                        Lincoln Center Institute for
                                                                                        the Arts in Education
                                                                                        (1999-present).

ROBERT J. HIGGINS (1945);        Retired; Director of                    110            Director of Providian Financial
Trustee of Trusts since 2002;    Administration of the State                            Corp. (banking) (2002-present).
Trustee of Predecessor Funds     of Rhode Island (2003-2004);
since 2002.                      President - Consumer Banking
                                 and Investment Services,
                                 Fleet Boston Financial
                                 (1971-2001).

PETER C. MARSHALL                Self-employed business                  110            None.
(1942); Trustee of Trusts        consultant (2002-present);
since 2005.                      Senior Vice President, W.D.
                                 Hoard, Inc. (corporate
                                 parent of DCI Marketing,
                                 Inc.) (2000-2002);
                                 President, DCI Marketing,
                                 Inc. (1992-2000).

MARILYN MCCOY                    Vice President of                       110            Director, Mather LifeWays
(1948); Trustee of Trusts        Administration and Planning,                           (1994-present); Director,
since 2005.                      Northwestern University                                Carleton College (2003-present).
                                 (1985-present).

WILLIAM G. MORTON, JR.           Retired; Chairman Emeritus              110            Director of Radio Shack
(1937); Trustee of Trusts        (2001-2002), and Chairman                              Corporation (electronics)
since 2003; Trustee of           and Chief Executive Officer,                           (1987-present); Director of The
Predecessor Funds since 2003.    Boston Stock Exchange (1985-                           National Football Foundation
                                 2001).                                                 and College Hall of Fame
                                                                                        (1994-present); Trustee of the
                                                                                        Berklee College of Music
                                                                                        (1998-present); Trustee of the
                                                                                        Stratton Mountain School
                                                                                        (2001-present).

                                                                       NUMBER OF
     NAME (YEAR OF BIRTH);                                        PORTFOLIOS IN FUND
        POSITIONS WITH               PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN        OTHER DIRECTORSHIPS HELD
       THE FUNDS (SINCE)              DURING PAST 5 YEARS            BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
       -----------------              -------------------            -------------           --------------------
ROBERT A. ODEN, JR. (1946);      President, Carleton College             110            Director, American University
Trustee of Trusts since 2005.    (2002-present); President,                             in Cairo.
                                 Kenyon College (1995-2002).

FERGUS REID, III (1932);         Chairman of Lumelite                    110            Trustee of Morgan Stanley Funds
Trustee of Trusts (Chairman)     Corporation (plastics                                  (209 portfolios) (1995-present).
since 1997; Trustee (Chairman)   manufacturing)
of Predecessor Funds since       (2003-present); Chairman and
1987.                            CEO of Lumelite Corporation
                                 (1985-2002).

FREDERICK W. RUEBECK             Advisor, Jerome P. Green &              110            Director, AMS Group
(1939); Trustee of Trusts        Associates, LLC                                        (2001-present); Director,
since 2005.                      (broker-dealer)                                        Wabash College (1988-present);
                                 (2002-present); Investment                             Trustee, Seabury-Western
                                 Manager, Wabash College                                Theology Seminary
                                 (2004-present);                                        (1993-present); Chairman,
                                 self-employed consultant                               Indianapolis Symphony Orchestra
                                 (January 2000 to present);                             Foundation (1994-present).
                                 Director of Investments, Eli
                                 Lilly and Company
                                 (1988-1999).

JAMES J. SCHONBACHLER (1943);    Retired; Managing Director              110            None.
Trustee of Trusts since 2001;    of Bankers Trust Company
Trustee of Predecessor Funds     (financial services)
since 2001.                      (1968-1998).

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.*        Retired; Chief Executive                110            None.
(1935); Trustee of Trusts        Officer of Chase Mutual
since 1998; Trustee of           Funds (investment company)
Predecessor Funds since 1998.    (1989-1998); President &
                                 Chief Executive Officer of
                                 Vista Capital Management
                                 (investment management)
                                 (1990-1998); Chief Investment
                                 Executive of Chase Manhattan
                                 Private Bank (investment
                                 management) (1990-1998).



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI.


* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.


     Each Trustee serves for an indefinite term, subject to the current retirement policy of the Trusts, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.

STANDING COMMITTEES

     The Board of Trustees currently has four standing committees: the Audit, Valuation and Compliance, Governance, and Investment Committees. The Board does not have a Compensation Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants; and (vii) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2003.

     The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; (ii) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (iii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and Compliance Committee was consulted by management of the JPMorgan Funds on five occasions during the fiscal year ended December 31, 2003. Prior to February 19, 2005, the Valuation and Compliance Committee was known as the Valuation Committee.

     The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' auditors). The Governance Committee met once during the fiscal year ended December 31, 2003. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

     Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley,

Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitates the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee met once during the fiscal year ended December 31, 2003.

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1):



                                                   OWNERSHIP OF
                                OWNERSHIP OF MID   DISCIPLINED EQUITY   OWNERSHIP OF U.S.     OWNERSHIP OF U.S.
NAME OF TRUSTEE                 CAP VALUE FUND     FUND                 EQUITY FUND           SMALL COMPANY FUND
INDEPENDENT TRUSTEES
William J. Armstrong                   None               None                  None                  None
Roland R. Eppley, Jr.                  None               None                  None                  None
John F. Finn                           None               None                  None                  None
Dr. Matthew Goldstein             $10,001-$50,000                         $10,001-$50,000             None
Robert J. Higgins                      None               None                  None                  None
Peter C. Marshall                      None               None                  None                  None
Marilyn McCoy                          None               None                  None                  None
William G. Morton, Jr.                 None               None                  None                  None
Robert A. Oden, Jr.                    None               None                  None                  None
Fergus Reid, III                       None               None                  None                  None
Frederick W. Ruebeck                   None               None                  None                  None
James J. Schonbachler                  None               None                  None                  None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.               None               None                  None                  None

                                OWNERSHIP OF      OWNERSHIP OF                               OWNERSHIP OF
                                CAPITAL GROWTH    GROWTH AND INCOME     OWNERSHIP OF SMALL   DYNAMIC SMALL CAP
NAME OF TRUSTEE                 FUND              FUND                  CAP EQUITY FUND      FUND
INDEPENDENT TRUSTEES
William J. Armstrong             $10,001-$50,000       $1-$10,000              None                  None
Roland R. Eppley, Jr.            $50,001-$100,000         None                 None            $50,001-$100,000
John F. Finn                           None               None                 None                  None
Dr. Matthew Goldstein               $1-$10,000            None                 None                  None
Robert J. Higgins                      None               None                 None                  None
Peter C. Marshall                      None               None                 None                  None
Marilyn McCoy                          None               None                 None                  None
William G. Morton, Jr.                 None               None                 None                  None
Robert A. Oden, Jr.                    None               None                 None                  None
Fergus Reid, III                    $1-$10,000         $1-$10,000              None                  None
Frederick W. Ruebeck                   None               None                 None                  None
James J. Schonbachler                  None               None                 None                  None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.         $50,001-$100,000   $50,001-$100,000           None             Over $100,000

                                OWNERSHIP OF      OWNERSHIP OF
                                MID CAP GROWTH    MID CAP EQUITY        OWNERSHIP OF SMALL
NAME OF TRUSTEE                 FUND              FUND                  CAP CORE FUND
INDEPENDENT TRUSTEES
William J. Armstrong                  None              None                 None
Roland R. Eppley, Jr.                 None              None                 None
John F. Finn                          None              None                 None
Dr. Matthew Goldstein                 None              None                 None
Robert J. Higgins                     None              None                 None
Peter C. Marshall                     None              None                 None
Marilyn McCoy                         None              None                 None
William G. Morton, Jr.                None              None                 None
Robert A. Oden, Jr.                   None              None                 None
Fergus Reid, III                      None              None                 None
Frederick W. Ruebeck                  None              None                 None
James J. Schonbachler                 None              None                 None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.              None              None                 None

                                OWNERSHIP OF      OWNERSHIP OF        OWNERSHIP OF
                                INTREPID GROWTH   INTREPID VALUE      INTREPID AMERICA
NAME OF TRUSTEE                 FUND              FUND                FUND
INDEPENDENT TRUSTEES
William J. Armstrong                  None               None                None
Roland R. Eppley, Jr.                 None               None                None
John F. Finn                          None               None                None
Dr. Matthew Goldstein                 None               None                None
Robert J. Higgins                     None               None                None
Peter C. Marshall                     None               None                None
Marilyn McCoy                         None               None                None
William G. Morton, Jr.                None               None                None
Robert A. Oden, Jr.                   None               None                None
Fergus Reid, III                      None               None                None
Frederick W. Ruebeck                  None               None                None
James J. Schonbachler                 None               None                None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.              None               None                None

                                                  OWNERSHIP OF        AGGREGATE OWNERSHIP OF ALL REGISTERED
                                OWNERSHIP OF      INTREPID            INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE                 DIVERSIFIED FUND  CONTRARIAN FUND     IN FAMILY OF INVESTMENT COMPANIES(1)(2)
INDEPENDENT TRUSTEES
William J. Armstrong                   None              None                       Over $100,000
Roland R. Eppley, Jr.                  None              None                       Over $100,000
John F. Finn                           None              None                       Over $100,000
Dr. Matthew Goldstein                  None              None                    $50,001 - $100,000
Robert J. Higgins                      None              None                           None
Peter C. Marshall                      None              None                       Over $100,000
Marilyn McCoy                          None              None                       Over $100,000
William G. Morton, Jr.                 None              None                           None
Robert A. Oden, Jr.                    None              None                       Over $100,000
Fergus Reid, III                       None              None                       Over $100,000
Frederick W. Ruebeck                   None              None                       Over $100,000
James J. Schonbachler                  None              None                    $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.               None              None                       Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Family of Investment Companies consisted of the 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios).
(2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Fund' Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

     As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

     Each Trustee is currently paid an annual fee of $122,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. For his services as Vice Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Marshall is paid an additional $41,000. Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Chairmen) are paid an additional $40,000 for their services as committee Chairmen. Committee Sub-Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Sub-Chairmen) are paid an additional $20,000 for their services as committee Sub-Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS



                                   MID CAP            U.S. EQUITY          DISCIPLINED       U.S. EQUITY
NAME OF TRUSTEE                   VALUE FUND             FUND              EQUITY FUND          FUND
---------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                $ 2,465             $   674              $   771           $   709
Roland R. Eppley, Jr.                 1,849                 505                  578               532
John F. Finn                              0                   0                    0                 0
Dr. Matthew Goldstein                 1,849                 505                  578               532
Robert J. Higgins                     1,849                 505                  578               532
Peter C. Marshall                         0                   0                    0                 0
Marilyn McCoy                             0                   0                    0                 0
William G. Morton, Jr.                1,849                 505                  578               532
Robert A. Oden, Jr.                       0                   0                    0                 0
Fergus Reid, III                      3,852               1,053                1,205             1,108
Frederick W. Ruebeck                      0                   0                    0                 0
James J. Schonbachler                 1,849                 505                  578               532
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                354                  52                   61                60

                                   GROWTH AND         SMALL CAP              U.S. SMALL         CAPITAL
NAME OF TRUSTEE                    INCOME FUND       EQUITY FUND            COMPANY FUND      GROWTH FUND
---------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                $   514            $ 1,115               $   387           $   694
Roland R. Eppley, Jr.                   385                836                   290               520
John F. Finn                              0                  0                     0                 0
Dr. Matthew Goldstein                   385                836                   290               520
Robert J. Higgins                       385                836                   290               520
Peter C. Marshall                         0                  0                     0                 0
Marilyn McCoy                             0                  0                     0                 0
William G. Morton, Jr.                  385                836                   290               520
Robert A. Oden, Jr.                       0                  0                     0                 0
Fergus Reid, III                        820              1,742                   605             1,084
Frederick W. Ruebeck                      0                  0                     0                 0
James J. Schonbachler                   385                836                   290               520
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 41                102                    25                57

                                     MID CAP            MID CAP            DYNAMIC SMALL
NAME OF TRUSTEE                    GROWTH FUND        EQUITY FUND             CAP FUND
----------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                  $  85             $  294                $  285
Roland R. Eppley, Jr.                    64                221                   214
John F. Finn                              0                  0                     0
Dr. Matthew Goldstein                    64                221                   214
Robert J. Higgins                        64                221                   214
Peter C. Marshall                         0                  0                     0
Marilyn McCoy                             0                  0                     0
William G. Morton, Jr.                   64                221                   214
Robert A. Oden, Jr.                       0                  0                     0
Fergus Reid, III                        133                460                   446
Frederick W. Ruebeck                      0                  0                     0
James J. Schonbachler                    64                221                   214
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                  7                 27                    22

                                    SMALL CAP           INTREPID         INTREPID VALUE
NAME OF TRUSTEE                     CORE FUND          GROWTH FUND            FUND
---------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                 $  521              $  10               $  16
Roland R. Eppley, Jr.                   391                  8                  12
John F. Finn                              0                  0                   0
Dr. Matthew Goldstein                   391                  8                  12
Robert J. Higgins                       391                  8                  12
Peter C. Marshall                         0                  0                   0
Marilyn McCoy                             0                  0                   0
William G. Morton, Jr.                  391                  8                  12
Robert A. Oden, Jr.                       0                  0                   0
Fergus Reid, III                        814                 16                  25
Frederick W. Ruebeck                      0                  0                   0
James J. Schonbachler                   391                  8                  12
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 37                  1                   2

                                    INTREPID             INTREPID        TOTAL COMPENSATION
                                     AMERICA            CONTRARIAN       PAID FROM THE FUND
NAME OF TRUSTEE                       FUND                 FUND               COMPLEX(1)
-------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                 $  212               $  22              $  160,000
Roland R. Eppley, Jr.                   159                  16                 120,000
John F. Finn                              0                   0                       0
Dr. Matthew Goldstein                   159                  16                 120,000
Robert J. Higgins                       159                  16                 120,000
Peter C. Marshall                         0                   0                       0
Marilyn McCoy                             0                   0                       0
William G. Morton, Jr.                  159                  16                 120,000
Robert A. Oden, Jr.                       0                   0                       0
Fergus Reid, III                        331                  34                 250,000
Frederick W. Ruebeck                      0                   0                       0
James J. Schonbachler                   159                  16                 120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 36                   2                 160,000^



^   Includes $146,667 of deferred compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table as shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of

One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

     Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

     The Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                                    OFFICERS


     The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



    NAME (YEAR OF BIRTH),
     POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
      THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
      -----------------                                           -------------------
George C.W. Gatch (1962),           Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group
President (2001)                    Funds.  An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and
                                    Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President (2004)**      Mutual Funds from November 2001 until present.  From October 1999 to present, Vice
                                    President and Treasurer, One Group Administrative Services, Inc., (now known as
                                    JPMorgan Funds Management, Inc.) and Vice President and Treasurer, One Group
                                    Dealer Services, Inc. (now known as JPMorgan Distribution Services, Inc.)

    NAME (YEAR OF BIRTH),
     POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
      THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
      -----------------                                           -------------------
Patricia A. Maleski (1960),         Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief            Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in
Administrative Officer (2004)       2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a
                                    service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey (1969),         Director of Mutual Fund Administration, One Group Administrative Services, Inc.
Treasurer (2004)**                  (now known as JPMorgan Funds Management, Inc.) since 2004; Ms. Dorsey worked for
                                    Bank One Corporation (now known as JP Morgan Chase & Co.) from 2003 to 2004;
                                    prior to joining Bank One Corporation, she was a Senior Manager specializing in
                                    Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Secretary (2005)                    (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                    attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant General
Assistant Secretary (2004)**        Counsel and Associate General Counsel and Vice President, Gartmore Global
                                    Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Various attorney positions for Bank One Corporation (now known as JP Morgan Chase &
Assistant Secretary (2004)**        Co.) since 1990.

Nancy E. Fields (1949),             From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)**        Administrative Services, Inc. (now known as JPMorgan Funds Management, Inc.) and
                                    Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. (now known as JPMorgan Distribution Services, Inc.) From July 1999 to October 1999, Project
                                    Manager, One Group, Banc One Investment Advisors Corporation (now known as JPMorgan
                                    Investment Advisors, Inc).

Avery P. Maher (1945),              Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice
Assistant Secretary (2004)          President and Assistant Secretary of John Hancock Advisers, LLC, from 1992 to
                                    2004.

Alaina V. Metz (1967),              Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary (2001)*

Suzanne E. Cioffi (1967),           Vice President, JPMIM, responsible for mutual fund financial reporting.  During
Assistant Treasurer (2005)          the past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965),        Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)          mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                    Administration at Prudential Investments.

Stephen M. Ungerman (1953),         Vice President, JPMIM; previously, head of Fund Administration - Pooled Vehicles.
Chief Compliance Officer (2004)     Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in
                                    Prudential Financial's asset management business, including Associate General
                                    Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.


*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

     As of January 31, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS


     The Trusts, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trusts' code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts' code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts' code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES


     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.


     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North

America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.


     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.


     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.




     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.


     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).


     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.


In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30, 2004 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.


                          PORTFOLIO HOLDINGS DISCLOSURE


     As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:



    Vickers Stock Research Corp.            Quarterly       30 days after month end
    Standard & Poor's                       Monthly         30 days after month end
    MorningStar Inc.                        Monthly         30 days after month end
    Lipper, Inc.                            Monthly         30 days after month end
    Thomson Financial                       Monthly         30 days after month end
    Bloomberg LP                            Monthly         30 days after month end
    Casey Quirk & Acito                     Monthly         30 days after month end
    Vestek                                  Monthly         30 days after month end
    Investment Company Institute            Monthly         30 days after month end
    Key Bank                                Monthly         30 days after month end
    Sisters of Saint Joseph of Peace        Quarterly       30 days after month end



     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trusts' Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

     The Funds also include information concerning the Funds' top ten holdings, and other related information, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.


     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER


     Pursuant to the Investment Advisory Agreements (the "Advisory Agreements") between the Trusts, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.


     JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.


     On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to JPMorgan Trust I reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and/or (iv) the contingent removal of funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of a Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable. At the same meeting, the Board of Trustees approved amendments for the Investment Advisory Agreement for J.P. Morgan Fleming Mutual Fund Group, Inc. reflecting new advisory fees for the JPMorgan mid Cap Value Fund and approved amendments for the Investment Advisory Agreements for J.P. Morgan Fleming Mutual Fund Group, Inc. and J.P. Morgan Mutual Fund Investment Trust, reflecting the removal of the Predecessor Funds from these agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Predecessor Funds.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds that were series of JPMFMFG, JPMMFG, JPMMFIT and JPMMFSG. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by the Adviser, under the Advisory Agreements, the Trusts, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

     The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

                                       FISCAL YEAR ENDED   PRIOR FISCAL YEAR END      FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                             2001             THROUGH 12/31/01^           12/31/02                12/31/03
                                      -------------------  ---------------------    --------------------    --------------------
                                        PAID/                 PAID/                   PAID/                   PAID/
FUND (PRIOR FISCAL YEAR END)           ACCRUED    WAIVED     ACCRUED     WAIVED      ACCRUED     WAIVED      ACCRUED     WAIVED
----------------------------          --------   --------  ---------    --------    --------    --------    --------    --------
Mid Cap Value Fund (September 30)           38        (38)        20         (20)        402        (219)      2,600        (729)
Diversified Fund* (June 30)              5,400        N/A      1,440           -       3,327        (173)      3,036        (552)
Disciplined Equity Fund* (May 31)        5,476        N/A      1,315           -       3,973         (53)      2,329         (13)
U.S. Equity Fund* (May 31)               2,219        N/A        636           -       1,634           -       1,645           -
U.S. Small Company Fund* (May 31)        4,306        N/A      1,045           -       3,058           -       2,163           -
Capital Growth Fund* (October 31)          358          -        428           -       2,054           -       1,701           -
Small Cap Equity Fund (October 31)       3,405          -        567           -       4,157           -       4,175           -
Dynamic Small Cap Fund (October 31)      1,567          -        225           -       1,172         (26)      1,045         (57)
Mid Cap Growth Fund (September 30)       1,258          -        172          (1)        502         (91)        376         (87)
Mid Cap Equity Fund (October 31)           988       (478)       156         (62)        963        (132)      1,058           -
Small Cap Core Fund (October 31)         2,812     (1,593)       338        (223)      1,949        (918)      1,992        (646)
Intrepid Growth Fund**                     N/A        N/A        N/A         N/A         N/A         N/A      32,222     (32,222)
Intrepid Value Fund**                      N/A        N/A        N/A         N/A         N/A         N/A      32,442     (32,442)
Intrepid America Fund**                    N/A        N/A        N/A         N/A         N/A         N/A      34,025     (34,025)
Intrepid Investor Fund**                   N/A        N/A        N/A         N/A         N/A         N/A      32,579     (32,579)


^  The Funds changed their fiscal year-end to 12/31.
* Prior to 9/10/01, the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund, and Capital Growth Fund utilized the master/feeder fund structure and did not have an investment adviser because the Funds sought to achieve their investment objectives by investing all of the investable assets of the Fund in their corresponding master portfolios, The Diversified Portfolio, The Disciplined equity Portfolio, The U.S. Equity Portfolio, The U.S. Small Company Portfolio, and the Capital Growth Portfolio and Growth and Income Fund continue to utilize the master-feeder structure.

@ For the period August 12, 1999 through September 9, 2001 the Fund invested all of its investable assets in the Portfolio, therefore during this period the fees were paid by the Portfolio.
** The funds commenced operations on 2/28/03.

                                                            FISCAL PERIOD FROM
                                       FISCAL YEAR ENDED     10/31/01 THROUGH        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                           10/31/01              12/31/01 *               12/31/02                12/31/03
                                      -------------------  ---------------------    --------------------    --------------------
                                        PAID/                 PAID/                   PAID/                   PAID/
                                       ACCRUED    WAIVED     ACCRUED     WAIVED      ACCRUED     WAIVED      ACCRUED     WAIVED
                                      --------   --------  ---------    --------    --------    --------    --------    --------
Growth and Income Portfolio           $  7,466        N/A   $  1,060         N/A    $  5,298         N/A    $  4,286         N/A

* The Portfolio changed its fiscal year end from 10/31 to 12/31.


     The Advisory Agreements provide that they will continue in effect for a period beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. Each Advisory Agreement will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trusts.


                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


     The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to an Advisory Agreement or their affiliates, has approved the Advisory Agreements for the Trusts, on behalf of the Funds.

     As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

     In approving each Advisory Agreement, the Board of Trustees considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

     In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.


                                  ADMINISTRATOR


     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between each Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund (except "Growth and Income Fund) a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets.

     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from Growth and Income Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.10% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.025% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. Growth and Income Fund is a feeder into the Growth and Income Portfolio that has an additional 0.05% administration fee. On or about March 25, 2005, it is anticipated that Growth and Income Fund will be consolidated with Growth and Income Portfolio, at which time Growth and Income Fund will be subject to the same administrative fund as the other Funds.

     For purposes of the preceeding two paragraphs, the "JPMorgan Funds Complex" includes the open-end investment companies in the JPMorgan Complex including the series of the former One Group Mutual Funds.

     From September 10, 2001 to February 19, 2005, pursuant to the administration agreements between JPMFMFG, JPMMFIT, JPMMFS and the Predecessor Trusts, as the case may be, on behalf of the Mid Cap Value Fund, the Mid Cap Growth Fund and the Predecessor Funds, respectively, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of Mid Cap Growth Fund, Mid Cap Value Fund and the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from Mid Cap Growth Fund, Mid Cap Value Fund and the Predecessor Funds a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to Mid Cap Growth Fund, Mid Cap Value Fund and the Predecessor Funds. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as the sub-administrator for the Mid Cap Growth Fund, Mid Cap Value Fund and the Predecessor Funds.


     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

                                    PRIOR FISCAL YEAR ENDED   PRIOR FISCAL YEAR-END    FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                              2001              THROUGH 12/31/01 ^         12/31/02                12/31/03
                                    -----------------------   ---------------------  ---------------------  ---------------------
FUND (PRIOR FISCAL YEAR END)          PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED  PAID/ACCRUED   WAIVED  PAID/ACCRUED   WAIVED
----------------------------        --------------   ------   ------------   ------  ------------   ------  ------------   ------
Mid Cap Value Fund* (September 30)               3       (3)             3       (3)           57       (9)          530     (158)
Diversified Fund (June 30)                   6,293        -            418     (393)          907     (807)          828     (417)
The Diversified Portfolio (June 30)          5,502        -              -        -           N/A      N/A           N/A      N/A
Disciplined Equity Fund (May 31)            14,402        -            641     (338)        1,703   (1,140)        1,272   (1,042)
The Disciplined Equity Portfolio             8,977        -             84        -           N/A      N/A           N/A      N/A
(May 31)
U.S. Equity Fund (May 31)                    2,007        -            248     (138)          613     (450)          617     (367)
The U.S. Equity Portfolio (May 31)           3,186        -             28        -           N/A      N/A           N/A      N/A
U.S. Small Company Fund (May 31)             4,141        -            287     (105)          764     (264)          541      (72)
The U.S. Small Company Portfolio             4,099        -             43        -           N/A      N/A           N/A      N/A
(May 31)
Capital Growth Fund (October 31)               771        -            161        -           770      (70)          638     (471)


                                    PRIOR FISCAL YEAR ENDED   PRIOR FISCAL YEAR-END    FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                              2001              THROUGH 12/31/01 ^         12/31/02                12/31/03
                                    -----------------------   ---------------------  ---------------------  ---------------------
Growth and Income Fund (October 31)          1,291        -            179        -           878     (499)          699     (699)
Growth and Income Portfolio                    933        -            133        -           662        -           536        -
(October 31)
Small Cap Equity Fund (October 31)             786        -            131        -           959      (51)          963     (590)
Dynamic Small Cap Fund (October 31)            362        -             52        -           271      (72)          241     (153)
Mid Cap Growth Fund# (September 30)            N/A      N/A            N/A      N/A           N/A      N/A            87      (74)
Mid Cap Equity Fund (October 31)               163       (9)            36      (10)          222      (68)          244      (66)
Small Cap Core Fund (October 31)               362      (51)            78      (21)          450     (129)          460     (130)
Intrepid Growth Fund**                         N/A      N/A            N/A      N/A           N/A      N/A         7,436   (7,436)
Intrepid Value Fund**                          N/A      N/A            N/A      N/A           N/A      N/A         7,487   (7,487)
Intrepid America Fund**                        N/A      N/A            N/A      N/A           N/A      N/A         7,852   (7,852)
Intrepid Contrarian Fund**                     N/A      N/A            N/A      N/A           N/A      N/A         7,518   (7,518)


^  The Funds changed their fiscal year ends to 12/31.

*  From 4/27/01 through 9/30/01.
# The Mid Cap Growth Fund did not pay out any administration fees before December 31,2001.
** The Intrepid Funds Commenced operations on 2/28/03.


     Under a prior arrangement that terminated April 26, 2001, the adviser to the Mid Cap Value Fund, Investment Company Administration, L.L.C., was paid or accrued the following administration fees by the Mid Cap Value Fund for the fiscal periods indicated (in thousands):

                                                            FISCAL PERIOD THROUGH
                                                                    4/26/01
                                                                    -------
                                                           PAID/ACCRUED       WAIVED
Mid Cap Value Fund                                             $ 24

                                                            FISCAL YEAR ENDED 10/31/01
                                                            --------------------------
                                                           PAID/ACCRUED        WAIVED
Growth and Income Fund                                        $ 557
Capital Growth Fund                                             312
Small Cap Equity Fund                                           220
Dynamic Small Cap Fund                                          103



     Prior to February 28, 2001, PFPC Inc. ("PFPC") served as the administrator and fund accountant and handled dividend disbursing for the Mid Cap Growth Fund. Under this prior arrangement, PFPC was paid or accrued the following administrative fees for the fiscal periods indicated (in thousands):



                                                            FISCAL YEAR ENDED 09/30/01
                                                            --------------------------
                                                           PAID/ACCRUED        WAIVED
Mid Cap Growth Fund                                           $ 222             $ --

                                                             FOR THE FISCAL PERIOD
                                                            11/01/00 THROUGH 9/09/01
                                                            ------------------------
                                                           PAID/ACCRUED        WAIVED
Mid Cap Equity Fund                                           $  65            $ (52)
Small Cap Core Fund                                             142             (113)


                                   DISTRIBUTOR


     Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trusts' distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Mid Cap Growth Fund, Mid Cap Value Fund and the Predecessor Funds.


                                DISTRIBUTION PLAN


     Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.


     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.


     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.


     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.


     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS, JPMFMFG, JPMMFIT and each Predecessor Trust with respect to the classes of Shares specified above.

     The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

                                       FISCAL YEAR ENDED  PRIOR FISCAL YEAR-END    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                             2001           THROUGH 12/31/01 @         12/31/02             12/31/03
                                     -------------------- ---------------------  --------------------  --------------------
FUND (PRIOR FISCAL YEAR END)         PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
-----------------------------------  ------------  ------ -------------  ------  ------------  ------  ------------  ------
Mid Cap Value Fund**(September 30)
      Class A Shares                 $          1  $    -  $          2  $    -  $         32  $    -  $        261  $    -
      Class B Shares                            3       1             5       2            95       -           285       -
      Class C Shares                            2       1             6       2            56       -           301       -
Diversified Fund (June 30)
      Class A Shares                          N/A     N/A           N/A     N/A           N/A     N/A            85       -
      Class B Shares                          N/A     N/A           N/A     N/A           N/A     N/A            77       -
      Class C Shares                          N/A     N/A           N/A     N/A           N/A     N/A             4       -
Disciplined Equity Fund (May 31)
      Class A Shares                          N/A     N/A             -       -             6       -             4       -
      Class B Shares                          N/A     N/A             -       -             2       -             2       -
U.S. Equity Fund (May 31)
      Class A Shares                          N/A     N/A            41       -            95       -           105       -
      Class B Shares                          N/A     N/A            43       -           106       -           179       -
      Class C Shares                          N/A     N/A             3       -             7       -            30       -
Capital Growth Fund (October 31)
      Class A Shares                        1,157       -           195       -         1,017       -           908       -
      Class B Shares                        1,885       -           209       -           750       -           418       -
      Class C Shares                           35       -             5       -            29       -            26       -
Growth and Income Fund (October 31)
      Class A Shares                        2,460       -           366       -         1,857       -         1,548       -
      Class B Shares                        2,224       -           231       -           948       -           552       -
      Class C Shares                           65       -             9       -            46       -            40       -
Small Cap Equity Fund (October 31)
      Class A Shares                          194       -            30       -           193       2           198      24
      Class B Shares                          351       -            51       -           249       -           149       -
Dynamic Small Cap Fund (October 31)
      Class A Shares                          362       -            52       -           247       -           205       -
      Class B Shares                          637       -            88       -           453       -           389       -
      Class C Shares                           87       -            13       -            77       -           109       -
Mid Cap Growth Fund (September 30)
      Class A Shares                          230       -            75       -           220       -           146       -
      Class B Shares                        1,069       -            14       -            39       -            24       -

@  The Funds changed their fiscal year ends to 12/31.
^  Amount rounds to less than one thousand.


** From 4/27/01 through 9/30/01.


     The table below sets forth the expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended December 31, 2003:

Mid Cap Value Fund
         Advertising and Sales Literature                                              $     13,606
         B Share Financing Charges                                                          285,063
         Compensation to dealers                                                             74,498
         Compensation to sales personnel                                                        455
         Equipment, supplies and other indirect distribution-related expenses                 1,665
         Printing, production and mailing of prospectuses to other than shareholders         18,323
Diversified Fund
         Advertising and Sales Literature                                              $        224
         B Share Financing Charges                                                           76,897
         Compensation to dealers                                                             41,199
         Compensation to sales personnel                                                         38
         Equipment, supplies and other indirect distribution-related expenses                   183
         Printing, production and mailing of prospectuses to other than shareholders          5,102
Disciplined Equity Fund
         Advertising and Sales Literature                                              $     11,763
         B Share Financing Charges                                                            2,068
         Compensation to dealers                                                             35,522
         Compensation to sales personnel                                                      1,990
         Equipment, supplies and other indirect distribution-related expenses                 3,908
         Printing, production and mailing of prospectuses to other than shareholders         17,558
U.S. Equity Fund
         Advertising and Sales Literature                                              $      1,829
         B Share Financing Charges                                                          178,447
         Compensation to dealers                                                             81,260
         Compensation to sales personnel                                                        314
         Equipment, supplies and other indirect distribution-related expenses                   744
         Printing, production and mailing of prospectuses to other than shareholders         88,479
Capital Growth Fund
         Advertising and Sales Literature                                              $      5,622
         B Share Financing Charges                                                          417,849
         Compensation to dealers                                                            813,800
         Compensation to sales personnel                                                        943
         Equipment, supplies and other indirect distribution-related expenses                 2,245
         Printing, production and mailing of prospectuses to other than shareholders         14,644
Growth and Income Fund
         Advertising and Sales Literature                                              $      9,740
         B Share Financing Charges                                                          551,988
         Compensation to dealers                                                          1,414,811
         Compensation to sales personnel                                                      1,639
         Equipment, supplies and other indirect distribution-related expenses                 3,759
         Printing, production and mailing of prospectuses to other than shareholders         26,805

Small Cap Equity Fund
          Advertising and Sales Literature                                             $      1,368
          B Share Financing Charges                                                         149,233
          Compensation to dealers                                                           149,298
          Compensation to sales personnel                                                       231
          Equipment, supplies and other indirect distribution-related expenses                  532
          Printing, production and mailing of prospectuses to other than shareholders         8,408
Dynamic Small Cap Fund
          Advertising and Sales Literature                                             $      2,143
          B Share Financing Charges                                                         389,255
          Compensation to dealers                                                           231,532
          Compensation to sales personnel                                                       359
          Equipment, supplies and other indirect distribution-related expenses                  861
          Printing, production and mailing of prospectuses to other than shareholders         3,806
Mid Cap Growth Fund
          Advertising and Sales Literature                                             $        791
          B Share Financing Charges                                                          23,982
          Compensation to dealers                                                            14,623
          Compensation to sales personnel                                                       134
          Equipment, supplies and other indirect distribution-related expenses                  309
          Printing, production and mailing of prospectuses to other than shareholders         2,474

                                    CUSTODIAN


     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, the Funds (other than the Capital Growth Fund, Growth and Income Fund and Growth and Income Portfolio) pay to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000. In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

     For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.6% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).


     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.


     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston MA 02116, serves and as Fund Accountant for Capital Growth Fund, Growth and Income Fund and G&I Portfolio. IBT is responsible for maintaining the books of account and records of portfolio transactions.

     On or about March 25, 2005, JPMorgan Chase Bank will become the fund accountant for the Growth and Income and Capital Growth Funds. At that time these Funds will begin paying fees to JPMorgan Chase Bank under the fund accounting fee schedule described above.

                            SECURITIES LENDING AGENT

     JPMorgan Chase Bank serves as the securities lending agent for the Capital Growth Fund, Diversified Fund, Dynamic Small Cap Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Core Fund, U.S. Equity Fund and U.S. Small Company Fund.

     The Board of Trustees has approved the lending of portfolio securities of these Funds through JPMorgan Chase Bank acting as lending agent to certain borrowers. By lending portfolio securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after rebates and fees, is included in the Statement of Operations as "Securities lending (net)."

     The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned.

     Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMorgan Chase Bank invests the cash collateral on behalf of the Funds in accordance with the investment guidelines contained in the securities lending agreement.

     JPMorgan Chase Bank, as lending agent, receives a fee equal to 0.05% (0.06% prior to January 31, 2004) of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans of non-U.S. securities outstanding during a given month. For the fiscal year ended December 31, 2003, JPMorgan Chase Bank received fees of approximately $185 (in thousands).

     Risk of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMorgan Chase Bank will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.


                                 TRANSFER AGENT


     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as the transfer and dividend disbursing agent for each Predecessor Fund, the Mid Cap Value Fund and the Mid Cap Growth Fund.


                              SHAREHOLDER SERVICING


     Effective February 19, 2005, each Trust, on behalf of each applicable Fund, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

     "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

     "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).



     Select Class, Class A, Class B and Class C                0.25%
     Institutional Class                                       0.10%



     Ultra Shares do not pay shareholder servicing fees.

     To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Funds.


     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                       FISCAL YEAR ENDED  PRIOR FISCAL YEAR-END    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                             2001           THROUGH 12/31/01 @         12/31/02              12/31/03
                                     -------------------- ---------------------  --------------------  --------------------
FUND (PRIOR FISCAL YEAR END)         PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
-----------------------------------  ------------  ------ -------------  ------  ------------  ------  ------------  ------
Mid Cap Value Fund (September 30)
      Class A Shares                            -       -             -       -             -       -           233    (173)
      Class B Shares                            -       -             -       -             -       -            75       -
      Class C Shares                            -       -             -       -             -       -            87       -
      Institutional Shares                      -       -             -       -             -       -           131    (131)
      Select Shares                             -       -             -       -             -       -            67       -
Diversified Fund (June 30)
      Class A Shares                            -       -             -       -             -       -            85     (77)
      Class B Shares                            -       -             -       -             -       -            26      (5)
      Class C Shares                            -       -             -       -             -       -             1       -
      Institutional Shares                    626       -           264    (158)          302    (297)          269    (269)
      Select Shares                             -       -           256       -           756       -           596       -
Disciplined Equity Fund (May 31)
      Class A Shares                            -       -             -       -             5      (4)            4      (4)
      Class B Shares                            -       -             -       -             1       -             1      (1)
      Institutional Shares                  1,415       -           665    (339)        1,040  (1,024)          651    (195)
      Select Shares                             -       -            93       -           233      (8)          166       -
      Ultra Shares                              -       -             -       -             -       -            64     (64)
U.S. Equity Fund (May 31)
      Class A Shares                            -       -            41     (33)           95     (83)          105    (101)
      Class B Shares                            -       -            15       -            36      (3)           60      (9)
      Class C Shares                            -       -             1       -             2       -            10      (2)
      Institutional Shares                    197       -            74       -            82      (8)           73     (26)
      Select Shares                             -       -           254       -           683     (78)          671    (119)
U.S. Small Company Fund (May 31)
      Institutional Shares                      -       -           202     (19)          263    (126)          171    (166)
      Select Shares                           408       -           196       -           616     (89)          474    (166)
Capital Growth Fund (October 31)
      Class A Shares                        1,157       -           195       -         1,017       -           908       -
      Class B Shares                          628       -            70       -           250       -           139       -
      Class C Shares                           12       -             2       -            10       -             9       -
      Select Shares                            19       -             1       -             7      (2)            7      (7)
Growth and Income Fund
(October 31)
      Class A Shares                        2,461       -           366       -         1,857    (134)        1,548    (309)
      Class B Shares                          741       -            77       -           316     (20)          184     (37)
      Class C Shares                           22       -             3       -            15      (1)           13      (3)
      Select Shares                             4       -             1       -             6       -             2      (1)

                                       FISCAL YEAR ENDED  PRIOR FISCAL YEAR-END    FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                             2001           THROUGH 12/31/01 @         12/31/02               12/31/03
                                     -------------------- ---------------------  --------------------  ---------------------
FUND (PRIOR FISCAL YEAR END)         PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED   WAIVED
-----------------------------------  ------------  ------ -------------  ------  ------------  ------  ------------  -------
Small Cap Equity Fund (October 31)
      Class A Shares                            8       -             1       -             8       -           146     (115)
      Class B Shares                          117       -            17       -            83       -            50        -
      Select Shares                           998    (890)          171    (151)        1,323  (1,255)        1,359     (987)
Dynamic Small Cap Fund (October 31)
      Class A Shares                          361    (190)           52     (25)          247    (188)          205     (185)
      Class B Shares                          212       -            29       -           151     (42)          130      (54)
      Class C Shares                           29       -             5       -            26      (8)           36      (15)
      Select Shares                             -       -             1      (1)           27      (7)           31       (6)
Mid Cap Growth Fund** (September 30)
      Class A Shares                          106       -             -       -             -       -            95      (76)
      Class B Shares                            -       -             -       -             -       -             5        -
Mid Cap Equity Fund (October 31)
      Select Shares                           380    (380)           60     (60)          370    (343)          407     (332)
Small Cap Core Fund (October 31)
      Select Shares                           839    (839)          130    (130)          750    (750)          766     (766)
Intrepid Growth Fund***
      Select Shares                           N/A     N/A           N/A     N/A           N/A     N/A        12,393  (12,393)
Intrepid Value Fund***
      Select Shares                           N/A     N/A           N/A     N/A           N/A     N/A        12,478  (12,478)
Intrepid America Fund***
      Select Shares                           N/A     N/A           N/A     N/A           N/A     N/A        13,087  (13,087)
Intrepid Contrarian Fund***
      Select Shares                           N/A     N/A           N/A     N/A           N/A     N/A        12,531  (12,531)

@   The Funds changed their fiscal year ends to 12/31.
^   Amount rounds to less than one thousand.

** For the fiscal period October 1, 2001, through December 31, 2001, the Mid Cap Growth Fund did not pay or accrue expenses under the shareholder servicing agreement.
*** The Intrepid Funds Commenced operations on 2/28/03.


     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


                                    EXPENSES


     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively.

From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.


                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES


     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

     The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

     JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.


                      PURCHASES, REDEMPTIONS AND EXCHANGES


     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have not filed an election under Rule 18f-1 under the 1940 Act.

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

     MID CAP GROWTH FUND. Holders of Class B Shares in the former JPMorgan H&Q IPO & Emerging Company Fund, the predecessor of the Mid Cap Growth Fund, who received Class B Shares in the Mid Cap Growth Fund as part of the reorganization of the Mid Cap Growth Fund and the predecessor fund on March 23, 2001 will generally pay a lower deferred sales charge on the shares received in the reorganization than on shares subsequently purchased. Class B Shares received in the reorganization will have the CDSC set forth in Column 3 below, while shares purchased after the reorganization or acquired in a subsequent purchase will have the CDSC set forth in Column 2 below. The Class B Shares purchased after the reorganization will cease to have a CDSC six years after a purchase (as opposed to five years for Class B Shares acquired in the reorganization). Those shares will convert to Class A Shares nine years after a purchase (as opposed to six years for Class B Shares acquired in the reorganization). In determining the sales charge on Class B Shares received as part of the reorganization, the holding period will refer back to when the Class B Shares of the predecessor fund were purchased, not when the Class B Shares of Mid Cap Growth Fund were received in the reorganization.


                                                 CONTINGENT DEFERRED SALES CHARGE*
                                                 ---------------------------------
                                            SHARES RECEIVED                SHARES RECEIVED
YEARS HELD                               AFTER REORGANIZATION             IN REORGANIZATION
----------                               --------------------             -----------------
    1                                             5%                              5%
    2                                             4%                              4%
    3                                             3%                              3%
    4                                             3%                              3%
    5                                             2%                              1%
    6                                             1%                  Convert to Class A shares
    7                                            None                            --

    8                                            None                             --
    9                                  Convert to Class A shares                  --

* Purchasers acquiring Class B Shares of the Mid Cap Growth Fund after the reorganization between the Fund and the predecessor fund will pay a CDSC as described in Column 2.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.


     Investors may incur a fee if they effect transactions through a Financial Intermediary.

     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.


                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.


     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.


     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

     Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

     For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.


     Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.


     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax-exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has investment discretion, and that no shares will be purchased from JPMDS or any of its affiliates.


     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


     The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

                                            FISCAL YEAR                             FOR THE PERIOD      FISCAL YEAR     FISCAL
                                               ENDED      FOR THE PERIOD 6/1/01    9/10/01 THROUGH         ENDED      YEAR ENDED
FUND                                          5/31/01        THROUGH 9/9/01            12/31/01           12/31/02     12/31/03
                                            -----------   ---------------------    ---------------      -----------   -----------
U.S. SMALL COMPANY OPPORTUITIES PORTFOLIO
Total Brokerage Commissions                 $       399   $                 113                N/A              N/A           N/A
Brokerage Commissions to Affliated                  N/A                     N/A                N/A              N/A           N/A
Broker/Dealer
U.S. SMALL COMPANY OPPORTUITIES FUND
Total Brokerage Commissions                         N/A                     N/A    $           111***   $       531   $       140
Brokerage Commissions to Affliated
Broker/Dealer                                       N/A                     N/A                N/A               19             1

                                                     FISCAL YEAR                                               FISCAL YEAR
                                                        ENDED     PRIOR FISCAL YEAR-END   FISCAL YEAR ENDED       ENDED
FUND (PRIOR FISCAL YEAR-END)                            2001       THROUGH 12/31/01 @        12/31/02            12/31/03
                                                     -----------  ---------------------   -----------------    -----------
MID CAP VALUE FUND (SEPTEMBER 30)
Total Brokerage Commissions                          $        13  $                   5   $             110    $       637
Brokerage Commissions to Affliated Broker/Dealer                                                        N/A            N/A
SMALL CAP GROWTH (SEPTEMBER 30)
Total Brokerage Commissions                                    2                      1                   5             13
Brokerage Commissions to Affliated Broker/Dealer                                                        N/A            N/A

                                                      FISCAL YEAR     PRIOR FISCAL YEAR-       FISCAL YEAR       FISCAL YEAR
                                                         ENDED           END THROUGH              ENDED             ENDED
FUND (PRIOR FISCAL YEAR-END)                             2001             12/31/01 @             12/31/02          12/31/03
                                                     ------------    ---------------------     ------------     -------------
MID CAP VALUE FUND (SEPTEMBER 30)
Total Brokerage Commissions                          $         13    $                   5     $         110    $         637
Brokerage Commissions to Affliated Broker/Dealer                                                         N/A              N/A
SMALL CAP GROWTH (SEPTEMBER 30)
Total Brokerage Commissions                                     2                        1                 5               13
Brokerage Commissions to Affliated Broker/Dealer                                                         N/A              N/A
DIVERSIFIED FUND (JUNE 30)
Total Brokerage Commissions                                 1,564                      450               739              723
Brokerage Commissions to Affliated Broker/Dealer                                                           1                -^
DISCIPLINED EQUITY FUND (MAY 31)
Total Brokerage Commissions                                 1,642                      864             1,284            1,142
Brokerage Commissions to Affliated Broker/Dealer                                                           7                -
U.S. EQUITY FUND (MAY 31)
Total Brokerage Commissions                                   929                      404               893              866
Brokerage Commissions to Affliated Broker/Dealer                                                           8                2
U.S. SMALL COMPANY FUND (MAY 31)
Total Brokerage Commissions                                   884                      431             1,661            1,366
Brokerage Commissions to Affliated Broker/Dealer                                                           2                2
CAPITAL GROWTH FUND (OCTOBER 31)
Total Brokerage Commissions                                   304                       21               893              826
Brokerage Commissions to Affliated Broker/Dealer                                                           -                -

GROWTH AND INCOME PORTFOLIO (OCTOBER 31)
Total Brokerage Commissions                                   620                       61             2,233           44,966
Brokerage Commissions to Affliated Broker/Dealer                                                           -                -
SMALL CAP EQUITY FUND (OCTOBER 31)
Total Brokerage Commissions                                   580                       88               676              645
Brokerage Commissions to Affliated Broker/Dealer                                                           -                -

DYNAMIC SMALL CAP FUND (OCTOBER 31)
Total Brokerage Commissions                                   207                       23               245              246
Brokerage Commissions to Affliated Broker/Dealer                                                           -                -
EQUITY GROWTH FUND*
Total Brokerage Commissions                                83,645                      N/A           102,620           92,269
Brokerage Commissions to Affliated Broker/Dealer                                       N/A                 -                -
EQUITY INCOME FUND*
Total Brokerage Commissions                                39,548                      N/A           208,526           28,645
Brokerage Commissions to Affliated Broker/Dealer                                       N/A                 -                -
MID CAP GOWTH FUND (SEPTEMBER 30)
Total Brokerage Commissions                                   N/A                  210,205           115,577          117,885
Brokerage Commissions to Affliated Broker/Dealer                                                           -                -
MID CAP EQUITY FUND (OCTOBER 31)
Total Brokerage Commissions                                   182                        5               147              240
Brokerage Commissions to Affliated Broker/Dealer                                                           -                4

                                     FISCAL
                                      YEAR                             FISCAL YEAR     FISCAL YEAR
                                     ENDED    PRIOR FISCAL YEAR-END       ENDED           ENDED
FUND (PRIOR FISCAL YEAR-END)          2001     THROUGH 12/31/01 @       12/31/02         12/31/03
                                   --------   ---------------------   -------------   ------------
SMALL CAP CORE FUND (OCTOBER 31)
Total Brokerage Commissions             351                      41             332            420
Brokerage Commissions to
Affliated Broker/Dealer                                                           6              -
INTREPID GROWTH FUND**
Total Brokerage Commissions             N/A                     N/A             N/A             14
Brokerage Commissions to                N/A                     N/A             N/A              -
Affliated Broker/Dealer
INTREPID VALUE FUND**
Total Brokerage Commissions             N/A                     N/A             N/A             12
Brokerage Commissions to                N/A                     N/A             N/A              -
Affliated Broker/Dealer
INTREPID AMERICA FUND**
Total Brokerage Commissions             N/A                     N/A             N/A             16
Brokerage Commissions to                N/A                     N/A             N/A              -
Affliated Broker/Dealer
INTREPID CONTRARIAN FUND**
Total Brokerage Commissions             N/A                     N/A             N/A             14
Brokerage Commissions to                N/A                     N/A             N/A              -
Affliated Broker/Dealer

*** Prior to September 10, 2001, the Portfolio paid all brokerage commissions.
@   The Funds changed their fiscal year ends to 12/31.
^   Amount rounds to less than one thousand.


**  The Funds commenced operations on 2/28/03.

     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.


     Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPOMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.

     For the fiscal year ended December 31, 2004, the following Funds paid the commissions indicated below to brokers and dealers who provided research services:



                                                                                          PERCENTAGE OF
                                                                   TOTAL RESEARCH              TOTAL
                                                                    COMMISSIONS             COMMISSIONS
-----------------------------------------------------------------------------------------------------------
Disciplined Equity Fund                                           $   76,638.55                 14.53%
Capital Growth Fund                                                  213,217.05                 16.89%
Diversified Fund                                                      28,588.48                 17.90%

Dynamic Small Cap Fund                                                77,976.95                 13.16%
Growth & Income Fund                                                 208,406.26                 20.41%
Intrepid America Fund                                                 42,670.83                  9.50%
Intrepid Contrarian Fund                                               2,776.00                  6.60%
Intrepid Growth Fund                                                   1,161.00                  9.93%
Intrepid Value Fund                                                      368.80                  2.03%
Mid Cap Equity Fund                                                   43,006.14                 15.39%
Small Cap Core Fund                                                   49,088.55                  4.19%
U.S. Equity Fund                                                     184,682.04                 23.65%
Mid Cap Value                                                        309,299.88                 11.00%
Mid Cap Growth                                                        26,426.91                 16.99%


                                 DELAWARE TRUST


     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. JPMTI's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, JPMTI or any series or class. In addition, the Declaration of Trust provides that neither JPMTI nor the Trustees, nor any officer, employee, or agent of JPMTI shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, JPMTI's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that JPMTI, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     JPMTI's Declaration of Trust provides that JPMTI will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMTI, unless, as to liability to JPMTI or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     JPMTI shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.


                               MASSACHUSETTS TRUST

     JPMMFIT is organized as a Massachusetts business trust and Mid Cap Growth Fund is a separate and distinct series thereof. Copies of the Declaration of Trust of JPMMFIT are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and by-laws of JPMMFIT are designed to make JPMMFIT similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation.

However, JPMMFIT's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Board of Trustees intends to conduct the operations of JPMMFIT in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     JPMMFIT's Declaration of Trust provides that JPMMFIT will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with JPMMFIT, unless, as to liability to JPMMFIT or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFIT. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     JPMMFIT shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                       LIMITATION OF DIRECTORS' LIABILITY

     The Articles of Incorporation of the Corporation provide that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provide that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


                              DESCRIPTION OF SHARES


     SHARES OF JPMTI. JPMTI is an open-end, management investment company organized as Delaware statutory trust. Each Fund (other than Mid Cap Growth Fund and Mid Cap Value Fund) represents a separate series of shares of beneficial interest. See "Delaware Trust."

     The Declaration of Trust of JPMTI permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMTI. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMTI not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMTI's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMTI to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMTI's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMTI to merge or consolidate with or into any one or more other series or classes of JPMTI, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMTI to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMTI's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMTI under certain circumstances, see "Purchases, Redemptions and Exchanges".

     SHARES OF JPMMFIT. JPMMFIT is an open-end, management investment company organized as Massachusetts business trust. The Mid Cap Growth Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of the Fund are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFIT. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of JPMMFIT not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMMFIT's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFIT which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFIT to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFIT's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of JPMMFIT; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFIT under certain circumstances, see "Purchases, Redemptions and Exchanges".

     SHARES OF JPMFMFG. The Articles of Incorporation of the Corporation permit the classes of the Corporation to offer 612,500,000 shares of common stock, with $.001 par value per share. Pursuant to the Corporation's Articles of Incorporation, the Board may increase the number of shares that the classes of the Corporation are authorized to issue without the approval of the shareholders of each class of the Corporation. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series and to classify or reclassify any unissued shares with respect to such class or series.

     Each share of a series in the Corporation represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by the Corporation for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

     The shares of the Mid Cap Value Fund, which is a series of the Corporation, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights. Under Maryland law, the Corporation is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

     Each share in each series of the Fund represents an equal proportionate interest in that series of the Fund with each other share of that series of the Fund. The shares of each series and class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Corporation which are not attributable to a specific series or class are allocated among all the series and classes in a manner believed by management of the Corporation to be fair and equitable. Shares of each series or class generally vote together, except when required by federal securities laws to vote separately on matters that may affect a particular series or class differently, such as approval of a distribution plan.


                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.


     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     CAPITAL LOSS CARRYFORWARDS. As of December 31, 2003, the following Funds have capital loss carryforwards (amounts in thousands):

                                                      CAPITAL LOSS
                                                        CARRYOVER           EXPIRES
                                                    ---------------       -----------
U.S. SMALL COMPANY OPPORTUNITIES FUND                       (10,363)       12/31/2008
                                                            (79,872)       12/31/2009
                                                            (62,976)       12/31/2010
                                                             (5,206)       12/31/2011
                                                    ---------------
                                                           (158,417)
                                                    ===============

MID CAP VALUE FUND                                             NONE

SMALL CAP GROWTH FUND                                          (158)       12/31/2009
                                                               (636)       12/31/2010
                                                               (553)       12/31/2011
                                                    ---------------
                                                             (1,347)
                                                    ---------------

DIVERSIFIED FUND                                    $          (663)       12/31/2008
                                                            (45,581)       12/31/2009
                                                            (54,816)       12/31/2010
                                                    ---------------
                                                           (101,060)(a)
                                                    ===============

DISCIPLINED EQUITY FUND                                      (4,772)       12/31/2007
                                                            (59,182)       12/31/2008
                                                           (199,716)       12/31/2009
                                                           (198,549)       12/31/2010
                                                            (44,113)       12/31/2011
                                                    ---------------
                                                           (506,332)(b)
                                                    ===============

U.S. EQUITY FUND                                            (23,442)       12/31/2009
                                                            (79,029)       12/31/2010
                                                    ---------------
                                                           (102,471)(c)
                                                    ===============

U.S. SMALL COMPANY FUND                                        (767)       12/31/2009
                                                            (54,743)       12/31/2010
                                                    ---------------
                                                            (55,510)
                                                    ===============

CAPITAL GROWTH FUND                                 $          (789)*      12/31/2010

GROWTH AND INCOME FUND                                       (7,204)       12/31/2010
                                                            (71,142)       12/31/2011
                                                    ---------------
                                                            (78,346)
                                                    ===============

SMALL CAP EQUTIY FUND                                          NONE

DYNAMIC SMALL CAP FUND                                      (23,298)       12/31/2008
                                                               (298)       12/31/2009
                                                            (17,257)       12/31/2010
                                                    ---------------
                                                            (40,853)
                                                    ===============

SELECT GROWTH AND INCOME FUND                                  (600)       12/31/2009
                                                            (16,485)       12/31/2010
                                                            (38,045)       12/31/2011
                                                    ---------------
                                                            (55,130)
                                                    ===============

EQUITY GROWTH FUND                                              (17)       12/31/2006
                                                               (710)       12/31/2007
                                                             (6,334)       12/31/2008
                                                            (20,694)       12/31/2009
                                                            (16,150)       12/31/2010
                                                            (14,872)       12/31/2011
                                                    ---------------
                                                            (58,777)^
                                                    ===============

EQUITY INCOME FUND                                           (6,018)       12/31/2010
                                                            (13,440)       12/31/2011
                                                    ---------------
                                                            (19,458)
                                                    ---------------

MID CAP GROWTH FUND                                          (8,120)       12/31/2008
                                                           (224,437)       12/31/2009
                                                            (28,364)       12/31/2010
                                                             (2,527)       12/31/2011
                                                    ---------------
                                                           (263,448)
                                                    ===============


(a) Includes $13,086 (in thousands) of losses acquired from JPMorgan Balanced Fund.
(b) Includes $66,953 (in thousands) of losses acquired from JPMorgan SmartIndex Fund.
(c) Includes $18,188 (in thousands) of losses acquired from JPMorgan Core Equity Fund and $2,931 (in thousands) of losses acquired from JPMorgan Focus Fund.
* Acquired from JPMorgan H&Q Technology Fund. Utilization of this loss is subject to an annual limitation prescribed by the Internal Revenue Code.

     The Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.


     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund.


     Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

     Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.


     ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

     Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

     Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

     TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.


     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.


     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.


     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.


     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by each Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31. 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly.
With respect to interest-related dividends, this exemption does not apply of the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.


     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.


     FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

     If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

     A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investments in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION


     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of January 31, 2005, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds, the Mid Value Fund and the Mid Cap Growth Fund:



FUND AND CLASS OF SHARES             NAME AND ADDRESS OF SHAREHOLDER                            PERCENTAGE HELD
---------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND

Select Class Shares                  JPMORGAN CHASE 401(K) SAVINGS PLAN*                                 93.231
                                     STEPHEN D RYAN
                                     3 CHASE METROTECH CTR FL 5
                                     BROOKLYN NY  11245-0001

Class B Shares                       MLPF&S FOR THE SOLE BENEFIT OF                                       6.398
                                     ITS CUSTOMERS
                                     ATTN  FUND ADMINISTRATION
                                     4800 DEER LAKE DRIVE EAST 2ND FLR
                                     JACKSONVILLE FL  32246-6484

Class C Shares                       MLPF&S FOR THE SOLE BENEFIT OF*                                     54.719
                                     ITS CUSTOMERS
                                     ATTN  FUND ADMINISTRATION
                                     4800 DEER LAKE DR EAST 2ND FL
                                     JACKSONVILLE FL  32246-6484

DISCIPLINED EQUITY FUND

Select Class Shares                  CHARLES SCHWAB & CO INC                                             15.513
                                     SPECIAL CUSTODY ACCOUNT FOR
                                     BENEFIT OF CUSTOMERS
                                     ATTN: MUTUAL FUNDS
                                     101 MONTGOMERY ST
                                     SAN FRANCISCO CA  94104-4122

                                     JP MORGAN DELAWARE                                                  13.823
                                     NATIONAL PHILANTHROPIC
                                     TRUST-INVESTMENT ACCOUNT
                                     ATTN SPECIAL PRODUCTS
                                     500 STANTON CHRISTIANA RD
                                     NEWARK DE  19713

FUND AND CLASS OF SHARES             NAME AND ADDRESS OF SHAREHOLDER                            PERCENTAGE HELD
---------------------------------------------------------------------------------------------------------------
                                     BALSA & CO                                                            6.71
                                     JPMORGAN CHASE
                                     ATTN MUTUAL FUNDS SECTION
                                     14221 DALLAS PARKWAY
                                     DALLAS TX  75254-2942

Institutional Class Shares           JPMIM AS AGENT FOR THE COMMUNITY                                     9.294
                                     INVESTORS GROUP - ST PAUL FDTN
                                     ATTN MEL KONG
                                     522 5TH AVE
                                     NEW YORK NY  10036-7601

                                     JP MORGAN CHASE BANK AS AGENT FOR                                    8.387
                                     DELNOR COMMUNITY
                                     ATTN SPECIAL PRODUCTS
                                     500 STANTON CHRISTIANA RD
                                     NEWARK DE  19713-2107

                                     JP MORGAN TRUST COMPANY N A FBO                                      6.695
                                     ASIAN ART MUSEUM FOUNDATION
                                     ENDOWMENT FUND FUNDING
                                     ATTN SPECIAL PRODUCTS
                                     500 STANTON CHRISTIANA RD
                                     NEWARK DE  19713-2107

                                     MAC & CO                                                             5.749
                                     ATTN MUTUAL FUND OPERATIONS
                                     PO BOX 3198
                                     PITTSBURGH PA  15230-3198

                                     CHARLES SCHWAB & CO INC                                              5.421
                                     SPECIAL CUSTODY ACCOUNT FOR
                                     BENEFIT OF CUSTOMERS
                                     ATTN: MUTUAL FUNDS
                                     101 MONTGOMERY ST
                                     SAN FRANCISCO CA  94104-4122

Ultra Class Shares                   JPMIM AS AGENT FOR*                                                 28.896
                                     THE RETIREMENT TRUST FUND
                                     FOR ST  JOSEPH'S PROVINCE OF  THE
                                     SISTERS OF ST  JOSEPH OF PEACE
                                     ATTN: F GENTIL 522 5TH AVE
                                     NEW YORK NY  10036

                                     BLUE BELL CREAMERIES USA INC                                        18.888
                                     PENSION PLAN
                                     ATTN BILL RANKIN
                                     PO BOX 1807
                                     BRENHAM TX  77834-1807

                                     JPMIM AS AGENT FOR NOVARTIS CORP                                    15.271
                                     USBA BALANCED FUND- NORTHERN TRUST
                                     MASTER TRUST
                                     ATTN: M  MACHADO
                                     522 5TH AVE
                                     NEW YORK NY  10036-7601

                                     JP MORGAN CHASE BANK AS AGENT FOR                                   13.308
                                     BELK FAMILY FOUNDATION
                                     ATTN: SPECIAL PRODUCTS
                                     500 STANTON CHRISTIANA RD
                                     NEWARK DE  19713-2107

                                     JPMIM AS AGENT FOR NATIONAL                                           9.24
                                     HOCKEY LEAGUE UNFUNDED RETIREMENT
                                     PLAN
                                     ATTN TERESA TIBERG
                                     522 5TH AVE FL 10
                                     NEW YORK NY  10036-7601

FUND AND CLASS OF SHARES             NAME AND ADDRESS OF SHAREHOLDER                            PERCENTAGE HELD
---------------------------------------------------------------------------------------------------------------
                                     JPMIM AS AGENT FOR CHASE LTD                                         8.663
                                     EMPLOYEE FUNDED PRE 1993
                                     ATTN THERESA TIBERG
                                     522 5TH AVE
                                     NEW YORK NY  10036-7601

Class A Shares                       JP MORGAN CHASE BANK AS AGENT FOR*                                  42.263
                                     JPMCB ACF PHILIP Z DOLEN IRA R/O
                                     ATTN: SPECIAL PRODUCTS
                                     500 STANTON CHRISTIANA RD
                                     NEWARK DE  19713-2107

                                     BRUCE T MILLER                                                        6.07
                                     3304 N 105TH PLZ APT 1404
                                     OMAHA NE  68134-3627
DIVERSIFIED FUND

Select Class Shares                  NFSC FBO                                                            18.195
                                     FIFTH THIRD BANK
                                     FIFTH THIRD BANK TTEE
                                     PO BOX 719
                                     20 NW 3RD ST
                                     EVANSVILLE IN  47708-1200

                                     CTS CORPORATION RETIREMENT                                           6.589
                                     SAVINGS PLAN
                                     AMERICAN CENTURY SERVICES INC
                                     ATTN RPS MGMT RPTG
                                     PO BOX 419784
                                     KANSAS CITY MO  64141-6784

                                     SUPERIOR TELECOMMUNICATIONS INC                                      6.463
                                     401K RETIREMENT PLAN
                                     AMERICAN CENTURY SERVICES INC
                                     ATTN RPS MGMT RPTG
                                     PO BOX 419784
                                     KANSAS CITY MO  64141-6784

                                     M&I 401K PLAN TRUST DTD                                              6.233
                                     ATTN RPS MGMT RPTG
                                     PO BOX 419784
                                     KANSAS CITY MO  64141-6784

                                     JP MORGAN DELAWARE                                                   6.163
                                     NATIONAL PHILANTHROPIC
                                     TRUST-INVESTMENT ACCOUNT
                                     ATTN SPECIAL PRODUCTS
                                     500 STANTON CHRISTIANA RD
                                     NEWARK DE  19713

Institutional Class Shares           JPMORGAN CHASE BANK CUST*                                            27.98
                                     ROBERT BOSCH CORPORATION
                                     ROBERT BOSCH CORP SAVINGS & TAX
                                     ADVANTAGES RETIREMENT PLAN
                                     1010 GRAND AVE
                                     KANSAS CITY MO  64106-2202

                                     JP MORGAN CHASE BANK AS AGENT FOR                                   14.537
                                     CORNELL MEDICAL BENEFITS TRUST
                                     ATTN: SPECIAL PRODUCTS
                                     500 STANTON CHRISTIANA ROAD
                                     NEWARK DE  19713-2107

                                     CELTIC INSURANCE COMPANY LTD                                        14.311
                                     C P GALLAGHER VP
                                     C/O PROCTER & GAMBLE
                                     2 PROCTER & GAMBLE PLAZA TE-13
                                     CINCINNATI OH  45202

FUND AND CLASS OF SHARES             NAME AND ADDRESS OF SHAREHOLDER                            PERCENTAGE HELD
---------------------------------------------------------------------------------------------------------------
                                     RETIREMENT PLAN FOR EMPLOYEES OF                                     8.431
                                     ASSOCIATION AMERICAN ARBITRATION
                                     PENSION COMMITTEE
                                     ATTN FRANK ROSSI VP/CONTROLLER
                                     335 MADISON AVE FL 10
                                     NEW YORK NY  10017-4626

                                     JPMIM AS AGENT FOR CORNELL U PLAN A                                  5.919
                                     ATTN JAY MINCHILLI
                                     522 5TH AVE
                                     NEW YORK NY  10036-7601

Class A Shares                       BCO POPULAR TTEE                                                    18.272
                                     FBO TEXACO PR INC PENSION PLAN
                                     ATTN YANIRA NAZARIO
                                     PO BOX 362708
                                     SAN JUAN PR  00936-2708

                                     MLPF&S FOR THE SOLE BENEFIT OF                                       8.654
                                     ITS CUSTOMERS
                                     ATTN  FUND ADMINISTRATION
                                     4800 DEER LAKE DRIVE EAST 2ND FLR
                                     JACKSONVILLE FL  32246-6484

Class C Shares                       MLPF&S*                                                             47.814
                                     4800 DEER LAKE DR EAST 2ND FL
                                     JACKSONVILLE FL  32246-6484

                                     DEAN WITTER FBO                                                     12.682
                                     HOLY REDEEMER CEMETERY A/C
                                     PO BOX 250
                                     NEW YORK NY  10008-0250

                                     NFSC FBO                                                             5.747
                                     WALTER F HALDEN
                                     JANET M HALDEN
                                     379 E 7TH ST
                                     BROOKLYN NY  11218-4105

DYNAMIC SMALL CAP FUND

Select Class Shares                  CROWN EQUIPMENT CORP                                                20.787
                                     FBO 401K RET SAVINGS PLAN
                                     JPM/AC RET PL SRVS MNGMT RPTG TEAM
                                     PO BOX 419784
                                     KANSAS CITY MO  64141-6784

                                     JPMORGAN TRUST CO NA                                                20.419
                                     RADER FAMILY PARTNERSHIP LP
                                     ATTN FUND OPERATIONS
                                     500 STANTON CHRISTIANA ROAD
                                     NEWARK DE  19713-2107

                                     JPMIM AS AGENT FOR                                                  16.696
                                     CLARK ATLANTA UNIVERSITY
                                     ATTN SHERRYL JAMES-ROSARIO
                                     522 5TH AVE FL 11
                                     NEW YORK NY  10036-7601

                                     MITSUBISHI MOTORS TTE                                                14.43
                                     MANUFACTURING 401K SAVINGS PLAN
                                     ATTN JPM/AC RPS MGMT RPTG TEAM
                                     PO BOX 419784
                                     KANSAS CITY MO  64141-6784

                                     MITSUBISHI MOTORS NA TR                                              8.736
                                     401K SAVINGS PLAN
                                     ATTN JPM/AC RPS MGMT RPTG TEAM
                                     PO BOX 419784
                                     KANSAS CITY MO  64141-6784

FUND AND CLASS OF SHARES             NAME AND ADDRESS OF SHAREHOLDER                            PERCENTAGE HELD
---------------------------------------------------------------------------------------------------------------
                                     CITIGROUP GLOBAL MARKETS INC                                         6.876
                                     333 W 34TH ST FL 3
                                     NEW YORK NY  10001-2402

Class A Shares                       MLPF&S FOR THE SOLE BENEFIT OF                                       13.88
                                     ITS CUSTOMERS
                                     ATTN  FUND ADMINISTRATION
                                     4800 DEER LAKE DRIVE EAST 2ND FLR
                                     JACKSONVILLE FL  32246-6484

                                     THE BOC GROUP INC                                                     5.54
                                     SAVINGS INVESTMENT PLAN 401(K) PLAN
                                     575 MOUNTAIN AVE
                                     NEW PROVIDNCE NJ  07974-2078

Class B Shares                       MLPF&S FOR THE SOLE BENEFIT OF*                                     27.235
                                     ITS CUSTOMERS
                                     ATTN  FUND ADMINISTRATION
                                     4800 DEER LAKE DRIVE EAST 2ND FLR
                                     JACKSONVILLE FL  32246-6484

Class C Shares                       MLPF&S FOR THE SOLE BENEFIT OF*                                     85.867
                                     ITS CUSTOMERS
                                     ATTN  FUND ADMINISTRATION
                                     4800 DEER LAKE DR EAST 2ND FL
                                     JACKSONVILLE FL  32246-6484

GROWTH AND INCOME FUND

Select Class Shares                  FTC & CO                                                            14.242
                                     DATALYNX
                                     PO BOX 173736
                                     DENVER CO  80217-3736

                                     JANAKI RAO                                                           5.177
                                     3 UNADILLA PL
                                     GREENLAWN NY  11740-3022

Class C Shares                       MLPF&S FOR THE SOLE BENEFIT OF                                       6.059
                                     ITS CUSTOMERS
                                     ATTN  FUND ADMINISTRATION
                                     4800 DEER LAKE DR EAST 2ND FL
                                     JACKSONVILLE FL  32246-6484
INTREPID VALUE FUND

Select Class Shares                  JP MORGAN INVESTMENT MGMT*                                          51.618
                                     ATTN PETER SWIATEK
                                     12OO N FEDERAL HWY STE 205
                                     BOCA RATON FL  33432

                                     JPMORGAN CHASE BANK                                                 18.519
                                     PM OPERATING, LTD.
                                     ATTN: FUND OPERATIONS
                                     500 STANTON CHRISTIANA ROAD
                                     NEWARK DE  19713-2105

                                     JPMORGAN-CHASE BANK                                                 12.077
                                     PM OPERATING SUBSIDIARY, LTD.
                                     ATTN: FUND OPERATIONS
                                     500 STANTON CHRISTIANA ROAD
                                     NEWARK DE  19713-2107

INTREPID GROWTH FUND

Select Class Shares                  JP MORGAN INVESTMENT MGMT*                                          97.138
                                     ATTN PETER SWIATEK
                                     12OO N FEDERAL HWY STE 205
                                     BOCA RATON FL  33432

INTREPID CONTRARIAN FUND

Select Class Shares                  JPMORGAN CHASE BANK*                                                41.552
                                     SARAH L LUTZ

FUND AND CLASS OF SHARES             NAME AND ADDRESS OF SHAREHOLDER                            PERCENTAGE HELD
---------------------------------------------------------------------------------------------------------------
                                     ATTN: FUND OPERATIONS
                                     500 STANTON CHRISTIANA ROAD
                                     NEWARK DE  19713-2105

                                     JP MORGAN INVESTMENT MGMT*                                          37.636
                                     ATTN PETER SWIATEK
                                     12OO N FEDERAL HWY STE 205
                                     BOCA RATON FL  33432

                                     JPMORGAN CHASE BANK AS AGENT FOR                                     6.213
                                     MEINIG FAMILY FOUNDATION
                                     ATTN: SPECIAL PRODUCTS
                                     500 STANTON CHRISTIANA RD
                                     NEWARK DE  19713-2107

INTREPID AMERICA FUND

Select Class Shares                  BALSA & CO*                                                         27.824
                                     REBATE ACCOUNT
                                     MUTUAL FUNDS UNIT
                                     PO BOX 2558
                                     HOUSTON TX  77252-2558

                                     BALSA & CO                                                           9.587
                                     JPMORGAN CHASE
                                     ATTN MUTUAL FUNDS SECTION
                                     14221 DALLAS PARKWAY
                                     DALLAS TX  75254-2942

                                     BALSA & CO                                                           6.021
                                     REBATE ACCOUNT
                                     MUTUAL FUNDS UNIT
                                     PO BOX 2558
                                     HOUSTON TX  77252-2558

                                     BALSA & CO                                                           6.001
                                     JPMORGAN CHASE
                                     ATTN MUTUAL FUNDS SECTION
                                     14221 DALLAS PARKWAY
                                     DALLAS TX  75254-2942

MID CAP EQUITY FUND

Select Class Shares                  BALSA & CO                                                          41.484
                                     REBATE ACCOUNT
                                     MUTUAL FUNDS UNIT
                                     PO BOX 2558 HOUSTON TX  77252-2558

                                     PENLIN & CO                                                         15.657
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY  14603-1412

                                     LIVA & COMPANY                                                      14.878
                                     REBATE ACCOUNT
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY  14603-1412

MID CAP GROWTH FUND

Institutional Class Shares           JPMIM AS AGENT FOR*                                                 45.202
                                     TREASURERS AND TICKET SELLERS LOCAL
                                     751 PENSION FUND TRUST
                                     ATTN MELISSA CASAZZA
                                     522 FIFTH AVE
                                     NEW YORK NY  10036-7601

                                     ROBERT FLEMING INC *                                                37.328

FUND AND CLASS OF SHARES             NAME AND ADDRESS OF SHAREHOLDER                            PERCENTAGE HELD
---------------------------------------------------------------------------------------------------------------
                                     ATTN JPMORGAN TRUST CO EREZ ELISHA
                                     1200 N FEDERAL HWY STE 205
                                     BOCA RATON FL  33432-2845

                                     CHRISTINA A MOHR                                                    11.183
                                     514 E 87TH ST
                                     NEW YORK NY  10128-7602

Class A Shares                       CHARLES SCHWAB & CO INC*                                            80.736
                                     FBO SCHWAB CUSTOMERS
                                     ATTN MUTUAL FUNDS
                                     101 MONTGOMERY ST
                                     SAN FRANCISCO CA  94104-4122

Class B Shares                       MLPF&S FOR THE SOLE BENEFIT OF                                       9.287
                                     ITS CUSTOMERS
                                     ATTN  FUND ADMINISTRATION
                                     4800 DEER LAKE DR E FL 3
                                     JACKSONVILLE FL  32246-6484

                                     J.P. MORGAN SECURITIES, INC.                                         6.076
                                     500 STANTON CHRISTIANA ROAD
                                     NEWARK DE  19713-2107

MID CAP VALUE FUND

Select Class Shares                  BALSA & CO REBATE ACCOUNT                                           23.928
                                     MUTUAL FUNDS UNIT
                                     PO BOX 2558
                                     HOUSTON TX  77252-2558

                                     CHARLES SCHWAB & CO INC                                              7.097
                                     SPECIAL CUSTODY ACCOUNT FOR
                                     BENEFIT OF CUSTOMERS
                                     ATTN: MUTUAL FUNDS
                                     101 MONTGOMERY ST
                                     SAN FRANCISCO CA  94104-4122

                                     BALSA & CO                                                            5.79
                                     REBATE ACCOUNT
                                     MUTUAL FUNDS UNIT
                                     PO BOX 2558
                                     HOUSTON TX  77252-2558

Institutional Class Shares           CHARLES SCHWAB & CO INC                                             17.178
                                     SPECIAL CUSTODY ACCOUNT FOR
                                     BENEFIT OF CUSTOMERS
                                     ATTN: MUTUAL FUNDS
                                     101 MONTGOMERY ST
                                     SAN FRANCISCO CA  94104-4122

                                     NATIONAL FINANCIAL SVCS LLC                                           9.96
                                     FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CUSTOMERS
                                     ATTN MUTUAL FUNDS DEP 5TH FLR
                                     ONE WORLD FIN CNTR 200 LIBERTY ST
                                     NEW YORK NY  10281

                                     STRAFE AND CO                                                        6.004
                                     1111 POLARIS PKWY
                                     COLUMBUS OH  43240-2050

                                     HALLMARK CARDS INC MASTER TRUSTPLAN                                  5.643
                                     105 ROSEMONT RD
                                     WESTWOOD MA  02090-2318

Class A Shares                       MLPF&S FOR THE SOLE BENEFIT OF                                       9.812
                                     ITS CUSTOMERS
                                     ATTN  FUND ADMINISTRATION
                                     4800 DEER LAKE DR E FL 3
                                     JACKSONVILLE FL  32246-6484

FUND AND CLASS OF SHARES             NAME AND ADDRESS OF SHAREHOLDER                            PERCENTAGE HELD
---------------------------------------------------------------------------------------------------------------
                                     NATIONWIDE TRUST COMPANY FSB                                         8.412
                                     C/O IPO PORTFOLIO ACCOUNTING
                                     PO BOX 182029
                                     COLUMBUS OH  43218-2029

                                     CHARLES SCHWAB & CO INC                                              5.983
                                     SPECIAL CUSTODY ACCOUNT FOR
                                     BENEFIT OF CUSTOMERS
                                     ATTN: MUTUAL FUNDS
                                     101 MONTGOMERY ST
                                     SAN FRANCISCO CA  94104-4122

Class B Shares                       MLPF&S FOR THE SOLE BENEFIT OF                                      13.348
                                     ITS CUSTOMERS
                                     ATTN  FUND ADMINISTRATION
                                     4800 DEER LAKE DRIVE EAST 2ND FLR
                                     JACKSONVILLE FL  32246-6484

Class C Shares                       MLPF&S FOR THE SOLE BENEFIT OF*                                     29.367
                                     ITS CUSTOMERS
                                     ATTN  FUND ADMINISTRATION
                                     4800 DEER LAKE DR E FL 3
                                     JACKSONVILLE FL  32246-6484

SMALL CAP EQUITY FUND

Select Class Shares                  JPMORGAN CHASE BANK CUST                                            22.749
                                     ROBERT BOSCH CORPORATION SAVINGS
                                     AND TAX ADVANTAGES PENSION PLAN
                                     RETIREMENT PLAN TTEE
                                     PO BOX 419784
                                     KANSAS CITY MO  64141-6784

                                     CHARLES SCHWAB & CO INC                                             14.909
                                     SPECIAL CUSTODY ACCOUNT FOR
                                     BENEFIT OF CUSTOMERS
                                     ATTN: MUTUAL FUNDS
                                     101 MONTGOMERY ST
                                     SAN FRANCISCO CA  94104-4122

                                     BALSA & CO                                                           7.025
                                     JPMORGAN CHASE
                                     ATTN MUTUAL FUNDS SECTION
                                     14221 DALLAS PARKWAY
                                     DALLAS TX  75254-2942

                                     TRULIN & CO                                                          6.556
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MICHELE BULLARD/MUTUAL FUNDS
                                     PO BOX 31412
                                     ROCHESTER NY  14603-1412

                                     WELLS FARGO BANK NA FBO                                              5.963
                                     CHICAGO TITLE PENSION-WF MANAGED
                                     PO BOX 1533
                                     MINNEAPOLIS MN  55480-1533

Class A Shares                       CHARLES SCHWAB & CO INC                                              9.359
                                     REINVEST ACCOUNT
                                     ATTN:  MUTUAL FUNDS DEPT
                                     101 MONTGOMERY STREET
                                     SAN FRANCISCO CA  94104-4122

U.S. EQUITY FUND

Select Class Shares                  FOREST LABORATORIES INC SAVINGS &                                   15.676
                                     PROFIT SHAR PLAN
                                     AMERICAN CENTURY SERVICES INC
                                     ATTN: RPS MGMT RPTG
                                     PO BOX 419784

FUND AND CLASS OF SHARES             NAME AND ADDRESS OF SHAREHOLDER                            PERCENTAGE HELD
---------------------------------------------------------------------------------------------------------------
                                     KANSAS CITY MO  64141-6784

Institutional Class Shares           CAREY AND COMPANY*                                                  28.639
                                     7 EASTON OVAL EA4 E70
                                     COLUMBUS OH  43219-6010

                                     JPMIM AS AGENT FOR                                                   7.204
                                     CLARK ATLANTA UNIVERSITY
                                     ATTN SHERRYL JAMES-ROSARIO
                                     522 5TH AVE FL 11
                                     NEW YORK NY  10036-7601

                                     JP MORGAN CHASE BANK AS AGENT FOR                                    6.905
                                     RAVNER FAMILY FOUNDATION
                                     ATTN SPECIAL PRODUCTS
                                     500 STANTON CHRISTIAN RD
                                     NEWARK DE  19713

Class A Shares                       MLPF&S FOR THE SOLE BENEFIT OF*                                     26.733
                                     ITS CUSTOMERS
                                     ATTN  FUND ADMINISTRATION
                                     4800 DEER LAKE DRIVE EAST 2ND FLR
                                     JACKSONVILLE FL  32246-6484

                                     TRULIN & CO                                                          7.441
                                     C/O JPMORGAN CHASE BANK
                                     ATTN MUTUAL FDS
                                     PO BOX 31412
                                     ROCHESTER NY  14603-1412

Class B Shares                       MLPF&S FOR THE SOLE BENEFIT OF                                      17.968
                                     ITS CUSTOMERS
                                     ATTN  FUND ADMINISTRATION
                                     4800 DEER LAKE DRIVE EAST 2ND FLR
                                     JACKSONVILLE FL  32246-6484

Class C Shares                       MLPF&S*                                                             38.164
                                     4800 DEER LAKE DR EAST 2ND FL
                                     JACKSONVILLE FL  32246-6484

U.S. SMALL COMPANY FUND

Select Class Shares                  CITIGROUP GLOBAL MARKETS INC.                                         8.77
                                     BOOK ENTRY ACCOUNT
                                     ATTN: MATT MAESTRI
                                     333 WEST 34TH ST
                                     7TH FL MUTUAL FUNDS DEPT
                                     NEW YORK NY  10001-2402

                                     JPMORGAN CHASE BANK CUSTODIAN                                        7.234
                                     FBO AURORA HEALTHCARE INC
                                     INCENTIVE SAVINGS PLAN
                                     PO BOX 419784
                                     KANSAS CITY MO  64141-6784

Institutional Class Shares           BLUE BELL CREAMERIES USA INC                                        14.572
                                     PENSION PLAN
                                     ATTN BILL RANKIN
                                     PO BOX 1807
                                     BRENHAM TX  77834-1807

                                     NATIONAL FINANCIAL SERVICES CORP                                     5.634
                                     FOR THE EXCLUSIVE BENEFIT OF
                                     OUR CUSTOMERS
                                     ATTN: MUTUAL FUNDS - 5TH FLOOR
                                     200 LIBERTY ST - 1 WORLD FINANCIAL
                                     NEW YORK NY  10281-1003

* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase may be deemed to be a "controlling person" of such shares under the 1940 Act.

     The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund, the Mid Cap Growth Fund or the Mid Cap Value Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.


                              FINANCIAL STATEMENTS


     The annual audited financial statements of the Predecessor Funds, the Mid Cap Growth Fund and the Mid Cap Value Fund and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the December 31, 2003 annual report filings of the Predecessor Funds, the Mid Cap Growth Fund and the Mid Cap Value Fund made with the SEC on the date and with the accession numbers as indicated below, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The unaudited semi-annual financial statements of the Predecessor Funds, the Mid Cap Growth Fund and the Mid Cap Value Fund are incorporated herein by reference to the June 30, 2004 semi-annual report filings of the Predecessor Funds, the Mid Cap Growth Fund and the Mid Cap Value Fund made with the SEC on the date and with the accession numbers as indicated below, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.



NAME                                    FILE DATE                        ACCESSION NUMBER
---------------------------------------------------------------------------------------------
JPMFMFG                                 March 8, 2004                    0001047469-04-006975
JPMIF                                   March 8, 2004                    0001047469-04-006971
JPMMFG                                  March 9, 2004                    0001047469-04-006999
JPMMFIT                                 March 8, 2004                    0001047469-04-006974
JPMMFSG                                 March 8, 2004                    0001047469-04-006973
JPMMFS                                  March 8, 2004                    0001047469-04-006972
JPMFMFG                                 September 2, 2004                0001047469-04-027868
JPMIF                                   September 2, 2004                0001047469-04-027870
JPMMFG                                  September 2, 2004                0001047469-04-027871
JPMMFIT                                 September 2, 2004                0001047469-04-027872
JPMMFSG                                 September 2, 2004                0001047469-04-027869
JPMMFS                                  September 2, 2004                0001047469-04-027865

                  APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

--------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

D    DEFAULT. Denotes actual or imminent payment default.

"+" or "-"  may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR'        indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1         Prime Credit Quality

R-2         Adequate Credit Quality

R-3         Speculative

All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)    Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle)  Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
              (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low) Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);   Short term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt

R-2 (middle); protection ranges from having reasonable ability for timely
R-2 (low)     repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);   Short term debt rated "R-3" is speculative, and within the three
R-3 (middle); subset grades, the capacity for timely payment ranges from mildly
R-3 (low)     speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

CORPORATE AND MUNICIPAL BOND RATINGS

INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


FITCH


INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,  financial commitments is solely reliant upon sustained, favorable business
C or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DEFAULT. The ratings of obligations in this category are based on their DD, prospects for achieving partial or full recovery in a reorganization or
D liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ Bonds rated in any of these categories are very highly speculative and are CC/C in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D    This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR   Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

INSURER FINANCIAL STRENGTH RATINGS

A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, Very Weak. Companies rated in any of these three categories are viewed as CC, very weak with a very poor capacity to meet policyholder and contract
C obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD, Distressed. These ratings are assigned to companies that have either failed DD, to make payments on their obligations in a timely manner, are deemed to be
D insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1     Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2     Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3     Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

Preferred Share Rating Scale

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality.
      Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                            PART C: OTHER INFORMATION

Item 23. Exhibits

(a)(1) Declaration of Trust. Filed as an exhibit to the Registration Statement on Form N-1A of the Trust (File No. 333-103022) as filed with the Securities and Exchange Commission (the "Commission") on February 6, 2003.

(a)(2) Amendment No. 1 to the Declaration of Trust. Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(a)(3) Amendment No. 2 to Declaration of Trust. Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A as filed with the Commission on April 29, 2004.

(a)(4) Amendment No. 3 to Declaration of Trust: Third Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest. Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.


(a)(5) Amendment No. 4 to Declaration of Trust: Fourth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest filed herewith.

(b)(1) By-Laws. Incorporated by reference to Exhibit (b) to the Registration Statement on Form N-1A of the Trust (File No. 333-103022) as filed with the Commission on February 6, 2003.

(b)(2) Amendment to By-Laws. Incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 3 to the Trust's Registration Statement on Form N-1A as filed with the Commission on October 29, 2004.

(c) Instrument defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b).

(d)(1) Form of Investment Advisory Agreement between Trust and J.P. Morgan Investment Management, Inc., incorporated by reference to Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(d)(2) Form of Amended and Restated Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management Inc. filed herewith.

(e)(1) Form of Distribution Agreement between the Trust and J.P. Morgan Fund Distributors, Inc. Incorporated by reference to Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(e)(2) Form of Distribution Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. filed herewith.

(f)     Not applicable.

(g)(1) Form of Custodian Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(g)(2) Form of Global Custody Agreement, dated February 19, 2005, between JPMorgan Chase Bank, N.A. and the entities named on Annex A filed herewith.

(h)(1) Form of Administration Agreement between the Trust and JPMorgan Chase Bank. Incorporated by reference to Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(h)(2) Form of Shareholder Servicing Agreement the Trust and JPMorgan Chase Bank. Incorporated by reference to Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(h)(3) Form of Transfer Agency Agreement between the Trust and DST Systems, Inc. Incorporated by reference to Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(h)(4) Form of Fee Waiver Agreement. Incorporated by reference to Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(h)(5) Form of Administration Agreement, dated February 19, 2005 between the Trust and JPMorgan Funds Management, Inc. filed herewith.

(h)(6) Form of Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. filed herewith.

(h)(7) Form of Shareholder Servicing Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. filed herewith.

(h)(8)  Indemnification Agreement filed herewith.

(i)     Opinion and Consent of Counsel filed herewith.

(j)     Consent of Independent Registered Public Accounting Firm filed herewith.

(k)     Not applicable.

(l) Certificate of Sole Shareholder. Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(m) Combined Amended and Restated Distribution Plan effective February 19, 2005 filed herewith.

(n) Combined Amended and Restated Rule 18f-3 Multi-Class Plan effective February 19, 2005 filed herewith.

(o)     Reserved.

(p)     Codes of Ethics.

    (1) Code of Ethics of J.P. Morgan Mutual Fund Series. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

    (2) JPMIM Code of Ethics. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

    (3) Code of Ethics for One Group Dealer Services, Inc. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(99)(a) Powers of Attorney. Incorporated by reference to Exhibit (99)(a) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.


Item 24. Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 25. Indemnification

Reference is made to Section 5.3 of Registrant's Declaration of Trust.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

See "Management of the Trust" in Part B. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.

Item 27. Principal Underwriter

(a)(1) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares for the period through February 18, 2005. J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc. J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
Growth and Income Portfolio
J.P. Morgan Funds
J.P. Morgan Fleming Series Trust
J.P. Morgan Institutional Funds
J.P. Morgan Mutual Fund Series
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Mutual Select Group
J.P. Morgan Mutual Select Trust
J.P. Morgan Mutual Fund Trust
Mutual Fund Variable Annuity Trust
JPMorgan Value Opportunities Fund Inc.
Undiscovered Managers Funds

(2) Effective February 19, 2005, JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005) will become the principal underwriter of the Registrant's shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. As of the date of this post-effective amendment, One Group Dealer Services, Inc. acts as principal underwriter for the following investment company: One Group Mutual Funds. Effective February 19, 2005, JPMorgan Distribution Services, Inc. will act as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Value Opportunities Fund Inc.
Undiscovered Managers Funds

(b)(1) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.

                                  POSITION AND OFFICES                         POSITION A
NAME AND ADDRESS                  WITH DISTRIBUTOR                             WITH REGISTRANT
------------------------          -------------------------------------------  ---------------
Charles Linn Booth                Vice President/Assistant Compliance Officer    None
3435 Stelzer Road
Columbus, OH 43219

Robert A. Bucher                  Financial and Operations Principal             None
3435 Stelzer Road
Columbus, OH 43219

James L. Fox                      Director                                       None
90 Park Ave.
New York, NY 10016

Kevin J. Dell                     Director/Secretary                             None
90 Park Ave.
New York, NY 10016

Edward S. Forman                  Assistant Secretary                            None
90 Park Ave.
New York, NY 10016

Stephen Hoffman                   Treasurer                                      None
3435 Stelzer Road
Columbus, OH 43219

Richard F. Froio                  Vice President/                                None
100 Summer Road                   Chief Compliance Officer/Executive
Boston, MA 02110                  Representative Supervising Principal

William J. Tomko                  President                                      None
3435 Stelzer Road
Columbus, OH 43219

(2) The directors and officers of JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005) are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

                         POSITIONS AND OFFICES
                         WITH ONE GROUP DEALER
NAME                         SERVICES, INC.                      POSITIONS WITH REGISTRANT
----                     ---------------------                   -------------------------
David Thorp              President                               None

Robert L. Young          Vice President                          Senior Vice President

Michael R. Machulski     Director, Vice President and Treasurer  None

Nancy E. Fields          Vice President                          Assistant Secretary

Scott E. Richter         Secretary                               Secretary and Chief Legal Officer

Jessica K. Ditullio      Assistant Secretary                     Assistant Secretary

Charles Wooding          Assistant Treasurer                     None

(c)     Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as investment advisor).

J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as distributor).

JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005), the Registrant's distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).

JPMorgan Chase Bank, N.A. at 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).

JPMorgan Funds Management, Inc. (named One Group Administrative Services, Inc. through February 18, 2005), the Registrant's administrator (effective
February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant's transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy, Massachusetts 02171.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 17th day of February, 2005.

                                       J.P. MORGAN MUTUAL FUND SERIES

                                       By: /s/ George C.W. Gatch
                                           --------------------------
                                             George C.W. Gatch
                                              President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 17th day of February, 2005.

Fergus Reid, III*                      Robert J. Higgins*
---------------------------            ------------------------------
Fergus Reid, III                       Robert J. Higgins
Trustee and Chairman                   Trustee

William J. Armstrong*                  James J. Schonbachler*
---------------------------            ------------------------------
William J. Armstrong                   James J. Schonbachler
Trustee                                Trustee

Roland R. Eppley, Jr.*                 Leonard M. Spalding*
---------------------------            ------------------------------
Roland R. Eppley, Jr.                  Leonard M. Spalding
Trustee                                Trustee

William G. Morton, Jr.*                Dr. Matthew Goldstein*
---------------------------            ------------------------------
William G. Morton                      Dr. Matthew Goldstein
Trustee                                Trustee


*By /s/ Patricia A. Maleski
    -----------------------
     Patricia A. Maleski
         Attorney-in-Fact


By  /s/ Stephanie J. Dorsey            By  /s/ George C.W. Gatch
    -----------------------                -----------------------
     Stephanie J. Dorsey                    George C.W. Gatch
         Treasurer                              President

                                  EXHIBIT LIST

EXHIBIT        DESCRIPTION

(a)(5) Amendment No. 4 to Declaration of Trust: Fourth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest

(d)(2) Form of Amended and Restated Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management Inc.

(e)(2) Form of Distribution Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc.

(g)(2) Form of Global Custody Agreement, dated February 19, 2005, between JPMorgan Chase Bank, N.A. and the entities named on Annex A

(h)(5) Form of Administration Agreement, dated February 19, 2005, between the Trust and JPMorgan Funds Management, Inc.

(h)(6) Form of Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc.

(h)(7) Form of Shareholder Servicing Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc.

(h)(8)         Indemnification Agreement

(i)            Opinion and consent of counsel

(j)            Opinion of Independent Registered Public Accounting Firm

(m)            Combined Amended and Restated Distribution Plan effective
               February 19, 2005

(n) Combined Amended and Restated Rule 18f-3 Multi-Class Plan effective February 19, 2005